As filed with the Securities and Exchange Commission on March 10, 2006
                                           1933 Act Registration No. 333-131612

================================================================================

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  Form N-14AE

                               -----------------

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                  [ ] Pre-Effective       [X] Post-Effective
                      Amendment No.           Amendment No. 1


                               -----------------

                        METROPOLITAN SERIES FUND, INC.*
              [Exact Name of Registrant as Specified in Charter]

                               -----------------

                Area Code and Telephone Number: (617) 578-3104

                              501 Boylston Street
                          Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

                            John L. Lipscomb, Esq.
                 Executive Vice President and General Counsel
                              MetLife Group, Inc.
                                1 MetLife Plaza
                           27-01 Queens Plaza North
                       Long Island City, New York 11101

                               -----------------

                                   Copy to:

                                Thomas M. Lenz
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                               -----------------

                       Copies of All Correspondence to:
                              John M. Loder, Esq.
                               Ropes & Gray LLP
                             1 International Place
                          Boston, Massachusetts 02110

It is proposed that this filing will become effective:

[X]immediately on filing pursuant to paragraph (b)

[_]on ______ pursuant to paragraph (b)

[_]60 days after filing pursuant to paragraph (a)(1)

[_]on ______ pursuant to paragraph (a)(1)

[_]75 days after filing pursuant to paragraph (a)(2)

[_]on ______ pursuant to paragraph (a)(2) of Rule 485

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


   * On behalf of its Salomon Brothers U.S. Government Portfolio.

================================================================================

                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103

                                 March 9, 2006


Dear Contract Owner:


   As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company, The Travelers Life and Annuity Company, MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the U.S. Government Securities Portfolio ("U.S. Government") of The Travelers Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of U.S. Government, some or all of your Contract value is invested, as provided by your Contract in U.S. Government. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote U.S. Government's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

   The Prospectus/Proxy Statement describes the proposed reorganization of U.S. Government. All of the assets of U.S. Government would be acquired by Salomon Brothers U.S. Government Portfolio ("Salomon Brothers U.S. Government"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government. Salomon Brothers U.S. Government's investment objective and investment strategies are similar to those of U.S. Government.

   You will receive Class A shares of Salomon Brothers U.S. Government having an aggregate net asset value equal to the aggregate net asset value of your shares in U.S. Government. Details about Salomon Brothers U.S. Government's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

   The Board of Trustees has approved the proposal for U.S. Government and recommends that you instruct the Insurance Company to vote FOR the proposal.


   I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

   If you have any questions about the voting instructions form please call the Trust at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

   Thank you for taking this matter seriously and participating in this important process.

                                                  Sincerely,

                                                  /s/ Elizabeth M. Forget
                                                  -----------------------------
                                                  Elizabeth M. Forget
                                                  President
                                                  The Travelers Series Trust

                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103

                TRAVELERS U.S. GOVERNMENT SECURITIES PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 12, 2006

To the Shareholders of The Travelers Series Trust:

   NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the U.S. Government Securities Portfolio of The Travelers Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:


    1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of U.S. Government Securities Portfolio ("U.S. Government") by Salomon Brothers U.S. Government Portfolio ("Salomon Brothers U.S. Government"), a series of Metropolitan Series Fund, Inc., in exchange for shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government. The Plan also provides for distribution of these shares of Salomon Brothers U.S. Government to shareholders of U.S. Government in liquidation and subsequent termination of U.S. Government. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of U.S. Government.


   The Board of Trustees has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                                  By order of the Board of
                                                    Trustees

                                                  /s/ Paul G. Cellupica
                                                  -----------------------------
                                                  Paul G. Cellupica
                                                  Secretary

March 9, 2006

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

   The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

 REGISTRATION                             VALID SIGNATURE
 ------------                             ---------------

 CORPORATE ACCOUNTS
 __________________

 (1) ABC Corp............................ ABC Corp.

 (2) ABC Corp............................ John Doe, Treasurer

 (3) ABC Corp.
     c/o John Doe, Treasurer ............ John Doe

 (4) ABC Corp. Profit Sharing Plan....... John Doe, Trustee

 TRUST ACCOUNTS
 ______________

 (1) ABC Trust........................... Jane B. Doe, Trustee

 (2) Jane B. Doe, Trustee
     u/t/d 12/28/78...................... Jane B. Doe

 CUSTODIAL OR ESTATE ACCOUNTS
 ____________________________

 (1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA....... John B. Smith

 (2) Estate of John B. Smith............. John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                   ACQUISITION OF ASSETS AND LIABILITIES OF

                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                                  a series of
                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                       BY AND IN EXCHANGE FOR SHARES OF

                  SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO
                                  a series of
                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

                          PROSPECTUS/PROXY STATEMENT


                              DATED MARCH 9, 2006


   This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of U.S. Government Securities Portfolio ("U.S. Government") for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                    GENERAL

   Subject to the approval of U.S. Government's shareholders, the Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of U.S. Government, which is a series of the Trust, into Salomon Brothers U.S. Government Portfolio ("Salomon Brothers U.S. Government"), a series of Metropolitan Series Fund, Inc. (the "Fund"). U.S. Government and Salomon Brothers U.S. Government are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

   The Travelers Insurance Company, The Travelers Life and Annuity Company, MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of U.S. Government's shares and at the Meeting will vote the shares of U.S. Government held in their separate accounts.

   As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of U.S. Government that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of U.S. Government, you have this right because some or all of your Contract value is invested, as provided by your Contract, in U.S. Government. For simplicity, in this Prospectus/Proxy Statement:

..   "Record Holder" of U.S. Government refers to each Insurance Company which holds U.S. Government's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

..   "shares" refers generally to your shares of beneficial interest in the
    Portfolio; and

..   "shareholder" or "Contract Owner" refers to you.

   In the reorganization, all of the assets of U.S. Government will be acquired by Salomon Brothers U.S. Government in exchange for Class A shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government (the "Reorganization"). If the Reorganization is approved, Class A shares of Salomon Brothers U.S. Government will be distributed to each Record Holder in liquidation of U.S. Government, and U.S. Government will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Salomon Brothers U.S. Government which have an aggregate net asset value equal to the aggregate net asset value of your shares of U.S. Government.

   U.S. Government is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Salomon Brothers U.S. Government is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of U.S. Government is similar to that of Salomon Brothers U.S. Government, as follows:

           Portfolio                          Investment Objective
           ---------                          --------------------
U.S. GOVERNMENT                    Highest credit quality, current income and
                                   total return.

SALOMON BROTHERS U.S. GOVERNMENT   Maximize total return consistent with
                                   preservation of capital and maintenance of liquidity.

The investment strategies for U.S. Government are similar to those for Salomon Brothers U.S. Government. The principal difference in the investment strategies of the Portfolios is that, as of December 31, 2005, the duration of U.S. Government's Portfolio was 7.8 years, versus 3.6 years for Salomon Brothers U.S. Government. In addition, unlike Salomon Brothers U.S. Government, U.S. Government is not permitted to invest in foreign securities or convertible securities.

   This Prospectus/Proxy Statement explains concisely the information about Salomon Brothers U.S. Government that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


Information about U.S. Government:                      How to Obtain this Information:
----------------------------------                      -------------------------------
Prospectus of the Trust relating to U.S. Government,    Copies are available upon request
dated May 2, 2005, as supplemented                      and without charge if you:

Statement of Additional Information of the Trust        .   Write to the Trust at the
relating to U.S. Government, dated May 2, 2005, as          address listed on the cover
supplemented December 6, 2005                               page of this Prospectus/Proxy
                                                            Statement; or
Annual Report of the Trust relating to U.S. Government
for the fiscal year ended December 31, 2005             .   Call (800) 842-9368 toll-free.


Information about Salomon Brothers U.S. Government:     How to Obtain this Information:
---------------------------------------------------     -------------------------------

Prospectus of the Fund relating to Salomon Brothers     A copy is available upon request
U.S. Government, dated May 1, 2005, WHICH ACCOMPANIES   and without charge if you:
THIS PROSPECTUS/PROXY STATEMENT
                                                        .   Write to the Fund at the
Statement of Additional Information of the Fund             address listed on the cover
relating to Salomon Brothers U.S. Government, dated         page of this Prospectus/Proxy
May 1, 2005                                                 Statement; or

Annual Report of the Fund relating to Salomon Brothers  .   Call (800) 638-7732 toll-free.
U.S. Government for the year ended December 31, 2005

Information about the Reorganization:                   How to Obtain this Information:
-------------------------------------                   -------------------------------

Statement of Additional Information dated March 9,      A copy is available upon request
2006, which relates to this Prospectus/Proxy Statement  and without charge if you:
and the Reorganization
                                                        .   Write to the Fund at the
                                                            address listed on the cover
                                                            page of this Prospectus/Proxy
                                                            Statement; or

                                                        .   Call (800) 638-7732 toll-free.

   You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, at 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, N.Y. 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.


   Information relating to U.S. Government contained in the Prospectus of the Trust dated May 2, 2005 (SEC File No. 811-06465) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Salomon Brothers U.S. Government contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated March 9, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to U.S. Government for the fiscal year ended October 31, 2005, and financial statements of the Fund relating to Salomon Brothers U.S. Government for the year ended December 31, 2005, and the pro forma financial statements of the Fund relating to Salomon Brothers U.S. Government for the year ended December 31, 2005 is incorporated by reference in its entirety in this document.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

   AN INVESTMENT IN SALOMON BROTHERS U.S. GOVERNMENT THROUGH A CONTRACT:

..   is not a deposit of, or guaranteed by, any bank

..   is not insured by the FDIC, the Federal Reserve Board or any other government agency

..   is not endorsed by any bank or government agency

..   involves investment risk, including possible loss of the purchase payment of your original investment

                               TABLE OF CONTENTS


                                                                          Page
SUMMARY..................................................................    6
   Why is the Reorganization being proposed?.............................    6
   What are the key features of the Reorganization?......................    6
   After the Reorganization, what shares of Salomon Brothers U.S.
     Government will I own?..............................................    6
   How will the Reorganization affect me?................................    7
   Will I be able to purchase and redeem shares, change my investment
     options, annuitize and receive distributions the same way?..........    7
   How do the Trustees recommend that I vote?............................    8
   How do the Portfolios' investment objectives, principal investment
     strategies and risks compare?.......................................    8
   How do the Portfolios' fees and expenses compare?.....................   11
   How do the Portfolios' performance records compare?...................   13
   Who will be the investment adviser of my Portfolio after the
     Reorganization?.....................................................   13
   What will the management and advisory fees be after the
     Reorganization?.....................................................   16
   What will be the primary federal tax consequences of the
     Reorganization?.....................................................   19
RISKS....................................................................   19
   Are the risk factors for the Portfolios similar?......................   19
   What are the primary risks of investing in each Portfolio?............   20
   Are there any other risks of investing in each Portfolio?.............   22
INFORMATION ABOUT THE REORGANIZATION.....................................   23
   Reasons for the Reorganization........................................   23
   Agreement and Plan of Reorganization..................................   25
   Federal Income Tax Consequences.......................................   26
   Pro-Forma Capitalization..............................................   28
   Distribution of Shares................................................   29
   Purchase and Redemption Procedures....................................   30
   Exchange Privileges...................................................   30
   Dividend Policy.......................................................   31
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..........................   31
   Form of Organization..................................................   31
   Capitalization........................................................   32
   Shareholder Liability.................................................   32
   Shareholder Meetings and Voting Rights................................   32
   Liquidation...........................................................   33
   Liability and Indemnification of Trustees/Directors...................   34
VOTING INFORMATION CONCERNING THE MEETING................................   34
   Shareholder Information...............................................   37
   Control Persons and Principal Holders of Securities...................   37
FINANCIAL STATEMENTS AND EXPERTS.........................................   38
LEGAL MATTERS............................................................   38
ADDITIONAL INFORMATION...................................................   38
OTHER BUSINESS...........................................................   39
EXHIBIT A Form of Agreement and Plan of Reorganization...................  A-1

                                    SUMMARY

     THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
      YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                 PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

   This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the Form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

   The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. The Reorganization is not being proposed because of performance issues. However, the combination of two Portfolios with similar investment objectives and strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. Therefore, the Trustees believe that the Reorganization is in the best interests of U.S. Government's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

   The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

..   the transfer in-kind of all of the assets of U.S. Government to Salomon
    Brothers U.S. Government in exchange for Class A shares of Salomon Brothers U.S. Government;

..   the assumption by Salomon Brothers U.S. Government of all of the liabilities of U.S. Government;

..   the liquidation of U.S. Government by distribution of Class A shares of
    Salomon Brothers U.S. Government to U.S. Government's Record Holders; and

..   the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

   The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF SALOMON BROTHERS U.S. GOVERNMENT WILL I OWN?

   If you own shares of U.S. Government, you will own Class A shares of Salomon Brothers U.S. Government.

   The new shares you receive will have the same total value as your shares of U.S. Government, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

   It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:


..   COST SAVINGS: As of December 31, 2005, the total operating expenses of U.S.
    Government are 0.43% while those of Salomon Brothers U.S. Government are 0.61%. The increase in assets and the resulting decrease in advisory fees at larger Portfolio asset levels will result in pro-forma operating expenses of 0.56%. However, MetLife or one of its affiliates will permanently waive 0.15% of the Contract charges that apply to the value of your current investment in Salomon Brothers U.S. Government as a result of the Reorganization. As a result, if your Contract value is invested in U.S. Government, it is anticipated that total operating expenses will be 0.41% (0.56% - 0.15%).


..   OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by Salomon Brothers U.S. Government because it will have a greater level of assets. As of December 31, 2005, U.S. Government's total net assets were approximately $264 million, and Salomon Brothers U.S. Government's total net assets were approximately $706 million.

   The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Salomon Brothers U.S. Government after the Reorganization. After the Reorganization your Contract values will depend on the performance of Salomon Brothers U.S. Government rather than that of U.S. Government. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Salomon Brothers U.S. Government.

   Like U.S. Government, Salomon Brothers U.S. Government will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of Salomon Brothers U.S. Government.

WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

   The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of Salomon Brothers U.S. Government. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of U.S. Government, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of U.S. Government.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of Salomon Brothers U.S. Government.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

The investment objective of U.S. Government is similar to, and the investment strategies of U.S. Government are similar to, those of Salomon Brothers U.S. Government, in that both Portfolios seek to achieve their investment objectives by investing in U.S. Government securities. The Portfolios are, however, different in certain respects. The principal difference in the investment strategies of the Portfolios is that, as of December 31, 2005, the duration of U.S. Government's Portfolio was 7.8 years, versus 3.6 years for Salomon Brothers U.S. Government. In addition, unlike Salomon Brothers U.S. Government, U.S. Government is not permitted to invest in foreign securities or convertible securities. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

   The following tables summarize the investment objectives and principal investment strategies of U.S. Government and Salomon Brothers U.S. Government as set forth in their respective Prospectus and Statement of Additional Information.

                U.S. GOVERNMENT
Investment      Highest credit quality, current income and total return.
Objective

Principal       Invests at least 80% of its assets in securities issued,
Investment      guaranteed by the U.S. Government or, its instrumentalities
Strategies      and agencies.

                Selects longer duration investments with a focus on income.

                The instrumentalities, government sponsored enterprises and federal agency obligations in which the Fund may invest include, but are not limited to, the following: Government National Mortgage Association, Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, Student Loan Marketing Association, Tennessee Valley Authority, Resolution Funding Corporation, Farm Credit System, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

                May invest up to 20% in certificates of deposit, commercial paper and debt securities that are not guaranteed by the U.S. Government or, its instrumentalities and agencies.

                May not invest in foreign securities and convertibles securities.

                As of December 31, 2005, the duration of the Portfolio was
                7.8 years.

                SALOMON BROTHERS U.S. GOVERNMENT
Investment      Maximize total return consistent with preservation of capital
Objective       and maintenance of liquidity.

Principal       Invests, under normal circumstances, at least 80% of its
Investment      assets in fixed-income securities issued by the U.S.
Strategies      Government or it agencies, authorities or instrumentalities.
                These include repurchase agreements collateralized by the U.
                S. Government or it agencies, authorities or instrumentalities and collateralized mortgage obligations that relate to the U. S. Government or it agencies, authorities or instrumentalities.

          May invest up to 20% of its total assets in investment grade fixed-income securities that are not issued by the U.S. Government or it agencies, authorities or instrumentalities.

          May invest up to 20% of the assets may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated investment-grade or, if unrated, judged by the Adviser to be of investment-grade quality, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

          The Portfolio normally maintains a duration of between 2 and 5 years. As of December 31, 2005, the duration of the Portfolio was 3.6 years.

   Because the two Portfolios have similar investment objectives and strategies, they are subject to similar, but not identical, risks. The principal risks of investing in Salomon Brothers U.S. Government and U.S. Government include:

..   INTEREST RATE RISK - the values of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities. Because U.S. Government has a longer duration than Salomon Brothers U.S. Government, U.S. Government is more subject to interest rate risk.

..   CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

..   MORTGAGE-RELATED SECURITY RISK - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates).

..   FOREIGN INVESTMENT RISK - Only Salomon Brothers U.S. Government has foreign investment risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

   Each Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt securities including money market instruments. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

   For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

   The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

   Although U.S. Government and Salomon Brothers U.S. Government have similar investment objectives and similar investment strategies there are differences between the Portfolios, and it is anticipated that the securities held by U.S. Government may be sold in significant amounts in order to comply with the policies and investment practices of Salomon Brothers U.S. Government in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Salomon Brothers U.S. Government. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

   U.S. Government offers one class of shares. Salomon Brothers U.S. Government offers three classes of shares (Class A, Class B and Class E). Only Salomon Brothers U.S. Government's Class A shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

   The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "Salomon Brothers U.S. Government (Pro-Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

   The amounts for the shares of U.S. Government and Salomon Brothers U.S. Government set forth in the following tables and in the examples are based on the expenses for U.S. Government and Salomon Brothers U.S. Government for the year ended December 31, 2005. The amounts for Class A shares of Salomon Brothers U.S. Government (Pro-Forma) set forth in the following table and in the examples are based on what the estimated expenses of Salomon Brothers U.S. Government would have been for the year ended December 31, 2005, had the Reorganization taken place as of January 1, 2005.

   The shares of U.S. Government and Salomon Brothers U.S. Government are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

   Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                                Salomon
                                                Salomon         Brothers
                                                Brothers        U.S. Government
                                U.S. Government U.S. Government (Pro-Forma)
                                --------------- --------------- ---------------
                                                Class A         Class A
                                                --------------- ---------------
Management Fees                      0.32%           0.54%           0.51%
Distribution and 12b-1 Fees          None            None            None
Other Expenses*                      0.11%           0.07%           0.05%
Total Annual Portfolio
  Operating Expenses**               0.43%           0.61%           0.56%

* Other expense are based on estimated amounts for the current fiscal year assuming December 31, 2005 net assets for each Portfolio.


** MetLife or one of its affiliates will permanently waive 0.15% of the Contract charges that apply to your investment in Salomon Brothers U.S. Government as of the record date, including reinvested dividends. It is anticipated that the waiver will not apply to additional investments in the Portfolio.


   The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in U.S. Government versus Salomon Brothers U.S. Government and Salomon Brothers U.S. Government Pro-Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

   THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

   EXAMPLES OF PORTFOLIO EXPENSES

                               U.S. GOVERNMENT
                                ---------------
           One Year       Three Years       Five Years       Ten Years
           --------      --------------   --------------   --------------
             $44              $138             $241             $542

                                       SALOMON BROTHERS U.S. GOVERNMENT
                                   -----------------------------------------
                                   One Year    Three Years Five Years Ten Years
                                   --------    ----------- ---------- ---------
    Class A                          $62          $195        $340      $762

                                   SALOMON BROTHERS U.S. GOVERNMENT (PRO-FORMA)
                                   -----------------------------------------
                                   One Year    Three Years Five Years Ten Years
                                   --------    ----------- ---------- ---------
    Class A                          $58          $183        $318      $714

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

   The following charts show how the Class A shares of Salomon Brothers U.S. Government and the shares of U.S. Government Securities Portfolio, a series of Travelers Series Fund Inc. and the predecessor of U.S. Government, have performed in the past. The assets and liabilities of the predecessor fund were transferred to U.S. Government on June 30, 2005. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

   PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

   Year-by-Year Total Return (%)
   _____________________________

   The charts below show the percentage gain or loss for the shares of U.S. Government and the Class A shares of Salomon Brothers U.S. Government for the last ten calendar years.

   These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for U.S. Government and Salomon Brothers U.S. Government, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                U.S. Government

     1.4%   12.6%  10.2%  -4.1%  14.4%  5.8%   13.6%  2.8%   6.1%   4.3%




     96     97     98     99     00     01     02     03     04     05

                         High Quarter: 3rd 2002 + 7.6%
                         Low Quarter: 1St 1996 - 4.7%

                       Salomon Brothers U.S. Government

     3.3%   8.6%   7.5%   0.2%   10.5%  6.7%   7.9%   1.7%   3.0%   1.7%




     96     97     98     99     00     01     02     03     04     05

                         High Quarter: 3rd 2001 + 4.3%
                         Low Quarter: 1st 1996 - 1.5%

   The next set of tables lists the average annual total return of the shares of U.S. Government for the past one-, five- and ten-years (through December 31, 2005), and of Class A shares of Salomon Brothers U.S. Government for the past one-, five- and ten-years (through December 31, 2005). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

   Average Annual Total Return (for the period ended 12/31/2005)(1)



                                                    1 Year  5 Years  10 Years
                                                     Ended   Ended    Ended
                                                   12/31/05 12/31/05 12/31/05
                                                   -------- -------- --------
U.S. Government                                      4.3%     6.5%     6.6%
Merrill Lynch U.S. Treasury/Agency Master Index      2.6%     5.3%     5.9%
Merrill Lynch Treasuries 15+ Years Index             7.4%     7.6%     7.5%

                                                    1 Year  5 Years  10 Years
                                                     Ended   Ended    Ended
                                                   12/31/05 12/31/05 12/31/05
                                                   -------- -------- --------
Salomon Brothers U.S. Government -
Class A shares                                       1.7%     4.2%     5.1%
Lehman Brothers Intermediate Government Bond Index   1.7%     4.8%     5.5%


(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

   The Merrill Lynch U. S. Treasury/Agency Master Index is a total return index composite of coupon-bearing Treasury issues with maturities ranging from 1-15+ years, exclusive of Flower Bonds. This index and the Agency Master Index compose the Merrill Lynch Government Master Index. Par amounts are over $10 million at the start and close of the performance measurement period.

   Merrill Lynch Treasuries 15+ Years Index is a total return index of coupon bearing Treasury securities, exclusive of Flower Bonds with a maturity of 15+ years.

   The Lehman Brothers Immediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for US Government issues. All returns are market value weighted inclusive of accrued interest. The

Government Bond Index includes issues of the US Government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

   For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

   Important information about Salomon Brothers U.S. Government is also contained in management's discussion of Salomon Brothers U.S. Government's performance which appears in the most recent Annual Report of the Fund relating to Salomon Brothers U.S. Government.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

   Management of the Portfolios
   ____________________________

   The overall management of U.S. Government and of Salomon Brothers U.S. Government is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

   Board Members
   _____________

   Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an Independent Board member of the Fund.

   Adviser
   _______

   MetLife Advisers, LLC (the "Adviser") is the investment adviser for Salomon Brothers U.S. Government. The Adviser has contracted with the Salomon Brothers Asset Management Inc ("SBAM") to make the day-to-day investment decisions for Salomon Brothers U.S. Government. The Adviser is responsible for overseeing the Fund's subadvisers, including SBAM, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

   Facts about the Adviser:

   .   The Adviser is an affiliate of MetLife.

   . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $29 billion as of December 31, 2005.

   .   The Adviser is located at 501 Boylston Street, Boston, Massachusetts
       02116.

   Subadviser
   __________

   SBAM is the current subadviser to Salomon Brothers U.S. Government and to U.S. Government. On February 1, 2006, however, the Board of Directors of the Fund approved a new Subadvisory Agreement between the Adviser and Western Asset Management Company ("Western Asset") with respect to Salomon Brothers U.S. Government. The new Subadvisory Agreement is not subject to approval by shareholders of Salomon Brothers U.S. Government and will become effective
May 1, 2006. The Advisory Agreement between the Fund, with respect to Salomon Brothers U.S. Government, and the Adviser will remain in effect and fees payable thereunder to the Adviser will not change.

   Under the new Subadvisory Agreement, Western Asset will become subadviser to Salomon Brothers U.S. Government, succeeding its affiliate, SBAM, and will become responsible for the day-to-day management of Salomon Brothers U.S. Government's investment operations under the oversight of the Adviser and the Fund's Board of Directors. In connection therewith, the name of Salomon Brothers U.S. Government will be changed to the "Western Asset management U.S. Government Portfolio," effective May 1, 2006.



   Facts about SBAM:

   .   SBAM has been providing investment management services since 1987.

   . SBAM is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

   . SBAM had assets under management of approximately $79 billion as of December 31, 2005

   .   SBAM is located at 399 Park Avenue, New York, New York 10022.

   Facts about Western Asset:

   .   Western Asset was formed on January 20, 1982.

   . Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

   . Western Asset had assets under management of approximately $187 billion as of December 31, 2005.

   . Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101.


   Portfolio Managers
   __________________

   Effective February 1, 2006 and in connection with the transition of subadvisory responsibilities for Salomon Brothers U.S. Government and U.S. Government from SBAM to Western Asset, the Portfolios are managed by a team of portfolio managers, sector specialists and other investment professionals. These individuals work for both SBAM and Western Asset. The following individuals are responsible for managing each Portfolio's investment portfolio.

   Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of each Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Fred Marki, Mr. Ron Mass and Mr. Mark Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

   Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for the past five years. Mr. Leech has been Chief Investment Officer of Western Asset since 1990. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

   Prior to joining Western Asset in 2006, Mr. Marki was a director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

   Mr. Mass has been employed as a portfolio manager for Western Asset for the past five years.

   Mr.Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of SBAM and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc.or its predecessor companies since 1986.


   Management Fees
   _______________

   Salomon Brothers U.S. Government pays the Adviser an investment advisory fee at the annual rate of 0.550% of the Portfolio's average daily net assets for the first $500 million and 0.450% for amounts over $500 million.

   The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

   Subadvisory Fees
   ________________

   Under the terms of Salomon Brothers U.S. Government's current Subadvisory Agreement, SBAM is paid by the Adviser for providing subadvisory services to Salomon Brothers U.S. Government at the annual rate of 0.225% for the first $200 million of the Portfolio's average daily net assets, 0.150% for the next $300 million and 0.100% for amounts over $500 million. When the Portfolio's new Subadvisory Agreement with Western Asset takes effect on May 1, 2006, Western Asset will be compensated at the same rate.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

   Prior to or at the completion of the Reorganization, U.S. Government and Salomon Brothers U.S. Government will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by U.S. Government or its Record Holders for federal income tax purposes as a result of receiving shares of Salomon Brothers U.S. Government in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Salomon Brothers U.S. Government that are received by the Record Holders of U.S. Government will be the same as the holding period and aggregate tax basis of the shares of U.S. Government previously held by such Record Holders, provided that such shares of U.S. Government are held as capital assets. In addition, the holding period and tax basis of the assets of U.S. Government in the hands of Salomon Brothers U.S. Government as a result of the Reorganization will be the same as in the hands of U.S. Government immediately prior to the Reorganization, and no gain or loss will be recognized by Salomon Brothers U.S. Government upon the receipt of the assets of U.S. Government in exchange for shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of U.S. Government's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

   Yes. The risk factors are similar due to the similar investment objectives and similar investment strategies of U.S. Government and Salomon Brothers U.S. Government. The risks of Salomon Brothers U.S. Government are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

   An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in either Portfolio. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

                               Each of the Portfolios is subject to INTEREST
                               RATE RISK.
U.S. Government                Normally invests at least 80% of its assets in
                               securities issued, guaranteed by the U.S.
                               Government or, its instrumentalities and
                               agencies.
Salomon Brothers U.S.          Normally invests at least 80% of its net assets
  Government                   fixed income securities issued by the U.S.
                               Government or its agencies, authorities or instrumentalities.

INTEREST RATE RISK

   The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price. Because U.S. Government has a longer duration than Salomon Brothers U.S. Government, U.S. Government is more subject to interest rate risk. U.S. Government's investments in fixed-income securities with longer durations, however, may yield higher returns than Salomon Brothers U.S. Government's shorter duration fixed-income investments.

                               Each of the Portfolios is subject to CREDIT
                               RISK.
U.S. Government                Normally invests at least 80% of its assets in
                               securities issued, guaranteed by the U.S.
                               Government or, its instrumentalities and
                               agencies.
Salomon Brothers U.S.          Normally invests at least 80% of its net assets
  Government                   fixed income securities issued by the U.S.
                               Government or its agencies, authorities or instrumentalities.

CREDIT RISK

   The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

                               Each of the Portfolios is subject to
                               MORTGAGE-RELATED SECURITIES RISK.
U.S. Government                May invest in mortgage-related securities.
Salomon Brothers U.S.          May invest in mortgage-related securities.
  Government

MORTGAGE-RELATED SECURITIES RISK

   Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

   Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Portfolio to a lower rate of return when it reinvests the principal. Further, a Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

   If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Portfolio's shares to fluctuate more.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

   U.S. Government and Salomon Brothers U.S. Government may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover, resulting in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders.

   The Portfolios may attempt to avoid the risk of an unfavorable shift in currency (in the case of Salomon Brothers U.S. Government) or interest rates by entering into forward contracts or buying or selling futures contracts, options on futures contracts, or derivative contracts. A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. A derivative contract will obligate the buyer or seller to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. In entering into any of these contracts, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates.

   If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contracts is based, the Portfolio could lose more money than if it had invested directly in the underlying security. Using derivative contracts can disproportionately increase losses. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses. Moreover, the other parties these contracts present the same types of credit risk as issuers of fixed-income securities.

   Salomon Brothers U.S. Government may invest up to 20% of the assets in investment grade fixed-income securities that are not U.S. Government Securities. These securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities.

   Unlike U.S. Government, Salomon Brothers U.S. Government may invest in foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and Salomon Brothers U.S. Government may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect Salomon Brothers U.S. Government's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of Salomon Brothers U.S. Government to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of Salomon Brothers U.S. Government's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

   In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

   Salomon Brothers U.S. Government, unlike U.S. Government, may invest in convertible securities, which are fixed-income securities or preferred stocks that may later convert to underlying common stocks or other equity securities. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

   For more information about the risks associated with an investment in Salomon Brothers U.S. Government, please see Salomon Brothers U.S. Government's Prospectus.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

   At a meeting held on January 25, 2006 all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of U.S. Government, and that the interests of existing shareholders of U.S. Government will not be diluted as a result of the transactions contemplated by the Reorganization.

   Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. Although the Reorganization is not being proposed because of performance issues, the combination of two Portfolios with similar investment objectives and strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. The total operating costs of Salomon Brothers U.S. Government are higher than those of U.S. Government. However, MetLife or one of its affiliates will permanently waive 0.15% of the Contract charges that apply to the value of your current investment in Salomon Brothers U.S. Government as a result of the Reorganization.

   The Trustees considered the relative asset size of each Portfolio, including the benefits of U.S. Government joining with a larger combined entity. As of December 31, 2005, U.S. Government's assets were approximately $264 million and Salomon Brothers U.S. Government's assets were approximately $706 million.

   In addition, the Trustees considered, among other things:

..   the terms and conditions of the Reorganization;

..   the fact that the Reorganization would not result in the dilution of shareholders' interests;

..   the effect of the Reorganization on the Contract Owners and the value of their Contracts;

..   the fact that U.S. Government and Salomon Brothers U.S. Government have similar investment objectives and principal investment strategies, but different durations;

..   the fact that Salomon Brothers U.S. Government invests in foreign securities and convertible securities while U.S. Government does not;

..   the fact that U.S. Government will not bear the expense of the
    Reorganization;

..   the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

..   the fact that Salomon Brothers U.S. Government will assume all of the liabilities of U.S. Government;

..   the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

..   alternatives available to shareholders of U.S. Government, including the ability to redeem their shares.

   During their consideration of the Reorganization, the Trustees of the Trust consulted with counsel to the Independent Trustees regarding the legal issues involved.

   After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of U.S. Government and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of U.S. Government for approval.

   The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of Salomon Brothers U.S. Government.

AGREEMENT AND PLAN OF REORGANIZATION

   The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

   The Plan provides that all of the assets of U.S. Government will be acquired by Salomon Brothers U.S. Government in exchange for Class A shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of all of the liabilities of U.S. Government on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, U.S. Government will endeavor to discharge all of its known liabilities and obligations. U.S. Government will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

   At or prior to the Closing Date, U.S. Government will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryover).

   The number of full and fractional Class A shares of Salomon Brothers U.S. Government to be received by the Record Holders of U.S. Government will be determined by multiplying the outstanding shares of U.S. Government by a factor which shall be computed by dividing the net asset value per share of the shares of U.S. Government by the net asset value per share of the Class A shares of Salomon Brothers U.S. Government. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

   State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Salomon Brothers U.S. Government, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

   As soon after the Closing Date as conveniently practicable, U.S. Government will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Salomon Brothers U.S. Government received by U.S. Government. The liquidation and distribution will be accomplished by the establishment of accounts in the names of U.S. Government's Record Holders on Salomon Brothers U.S. Government's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Salomon Brothers U.S. Government due to U.S. Government's Record Holders. All issued and outstanding shares of U.S. Government will be canceled. The shares of Salomon Brothers U.S. Government to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, U.S. Government will be terminated as a series of the Trust.

   The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by U.S. Government's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of U.S. Government's shareholders, the Plan may be terminated (a) by the mutual agreement of U.S. Government and Salomon Brothers U.S. Government; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

   If the Reorganization is consummated, Salomon Brothers U.S. Government will bear the proxy costs. If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by U.S. Government, Salomon Brothers U.S. Government or their shareholders. MetLife or one of its affiliates will pay such expenses.

   If U.S. Government's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

   For purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of U.S. Government. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Salomon Brothers U.S. Government and U.S. Government will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of U.S. Government solely in exchange for shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government followed by the distribution of Salomon Brothers U.S. Government's shares to the Record Holders of U.S. Government in dissolution and liquidation of U.S. Government, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Salomon Brothers U.S. Government and U.S. Government will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by Salomon Brothers U.S. Government upon the receipt of the assets of U.S. Government solely in exchange for the shares of Salomon Brothers U.S. Government and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government;

     (3) No gain or loss will be recognized by U.S. Government on the transfer of its assets to Salomon Brothers U.S. Government in exchange for Salomon Brothers U.S. Government's shares and the assumption by Salomon Brothers U.S. Government of the liabilities of U.S. Government or upon the distribution (whether actual or constructive) of Salomon Brothers U.S. Government's shares to U.S. Government's Record Holders in exchange for their shares of U.S. Government;

     (4) No gain or loss will be recognized by U.S. Government's Record Holders upon the exchange of their shares of U.S. Government for shares of Salomon Brothers U.S. Government in liquidation of U.S. Government;

     (5) The aggregate tax basis of the shares of Salomon Brothers U.S. Government received by each Record Holder of U.S. Government pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of U.S. Government held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Salomon Brothers U.S. Government received by each Record Holder of U.S. Government will include the period during which the shares of U.S. Government exchanged therefor were held (provided that the shares of U.S. Government were held as a capital asset on the date of the Reorganization);

     (6) The tax basis of the assets of U.S. Government acquired by Salomon Brothers U.S. Government will be the same as the tax basis of such assets to U.S. Government immediately prior to the Reorganization, and the holding period of such assets in the hands of Salomon Brothers U.S. Government will include the period during which the assets were held by U.S. Government; and

     (7) Salomon Brothers U.S. Government will succeed to and take into account capital loss carryovers, if any, of U.S. Government described in
         Section 381(c) of the Code. Salomon Brothers U.S. Government will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of U.S. Government would recognize a taxable gain or loss equal to the difference between its tax basis in its U.S. Government shares and the fair market value of the shares of Salomon Brothers U.S. Government it received.

   Salomon Brothers U.S. Government's utilization after the Reorganization of any pre-Reorganization losses realized by U.S. Government to offset gains realized by Salomon Brothers U.S. Government could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

   The following table sets forth the capitalization of U.S. Government and Salomon Brothers U.S. Government as of December 31, 2005, and the capitalization of Salomon Brothers U.S. Government on a pro-forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro-forma data reflects an exchange ratio of approximately 1.088 Class A shares of Salomon Brothers U.S. Government for each share of U.S. Government.

    CAPITALIZATION OF U.S. GOVERNMENT, SALOMON BROTHERS U.S. GOVERNMENT AND
                 SALOMON BROTHERS U.S. GOVERNMENT (PRO-FORMA)*


                                                                      SALOMON
                                                                   BROTHERS U.S.
                                           SALOMON                  GOVERNMENT
                                           BROTHERS                  PRO-FORMA
                                U.S.         U.S.                     (AFTER
                             GOVERNMENT   GOVERNMENT  ADJUSTMENTS REORGANIZATION)
                            ------------ ------------ ----------- ---------------
Net Assets

Class A/Undesignated Class  $263,699,673  471,703,210    (70,516)  $735,332,367

Class B                              N/A $117,257,865    (11,243)  $117,246,622

Class E                              N/A $117,408,791    (11,258)  $117,397,533

Total Net Assets            $263,699,673 $706,369,866    (93,017)  $969,976,522

Net Asset Value Per Share

Class A/Undesignated Class  $      13.29 $      12.22              $      12.22

Class B                              N/A $      12.16              $      12.16

Class E                              N/A        12.18              $      12.18

Shares Outstanding

Class A/ Undesignated Class   19,846,722   38,585,374  1,723,940     60,156,036

Class B                              N/A    9,639,567                 9,639,567

Class E                              N/A    9,637,716                 9,637,716

Total Shares Outstanding      19,846,722   57,862,657  1,723,940     79,433,319


* Includes merger fees of $93,017.

   The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

   All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of Salomon Brothers U.S. Government are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. Salomon

Brothers U.S. Government may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

   MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including Salomon Brothers U.S. Government, which are sold at the net asset value of such class without any sales charge. The offering of Salomon Brothers U.S. Government's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

   Salomon Brothers U.S. Government is authorized to issue three classes of shares: Class A, Class B and Class E. U.S. Government currently offers only one undesignated class of shares. Each Class of Salomon Brothers U.S. Government has a distribution agreement and bears its own distribution expenses, if any.

   In the proposed Reorganization, shareholders of U.S. Government will receive Class A shares of Salomon Brothers U.S. Government. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of Salomon Brothers U.S. Government.

   In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Salomon Brothers U.S. Government serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Salomon Brothers U.S. Government.

PURCHASE AND REDEMPTION PROCEDURES

   The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of U.S. Government. No fee is charged by U.S. Government for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. U.S. Government buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

   MetLife and its affiliates place orders for the purchase or redemption of shares of Salomon Brothers U.S. Government based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

   The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund on behalf of Salomon Brothers U.S. Government.

DIVIDEND POLICY

   U.S. Government declares and distributes its dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. Salomon Brothers U.S. Government annually pays as dividends substantially all of its net investment income (including any short-term capital gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

   Each Portfolio has qualified, and Salomon Brothers U.S. Government intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

   The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

   As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Salomon Brothers U.S. Government and other mutual funds of various asset classes; the series of the Trust consist of U.S. Government and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, and in the case of Salomon Brothers U.S. Government group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION

   The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 each, of one or more series. The common stock in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

   Shares of U.S. Government are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Salomon Brothers U.S. Government are currently offered in three classes (Class A, Class B and Class
E). Shares of the classes of Salomon Brothers U.S. Government represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

   Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

   Under Maryland law, shareholders of Salomon Brothers U.S. Government have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

   Neither the Fund on behalf of Salomon Brothers U.S. Government nor the Trust on behalf of U.S. Government is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

   The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

   Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

   In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of Salomon Brothers U.S. Government, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

   Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

   Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By Laws and Massachusetts or Maryland law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

   This Prospectus/Proxy Statement is being sent to shareholders of U.S. Government in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of U.S. Government on or about March 15, 2006.


   The Board of Trustees of the Trust has fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of U.S. Government entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of U.S. Government, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of U.S. Government. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of U.S. Government for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

   The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of U.S. Government held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of U.S. Government is entitled to one vote and any fractional share is entitled to a fractional vote.

   Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

   If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

   If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

..   Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

   Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

   Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of U.S. Government entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of U.S. Government were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.


   Voting instructions solicitations will be made primarily by mail, but beginning on or about March 22, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of U.S. Government (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $93,017) will be paid by Salomon Brothers U.S. Government.


   If shareholders of U.S. Government do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

   A shareholder of U.S. Government who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

   The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

   The votes of the shareholders of Salomon Brothers U.S. Government are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


   The Record Holders of U.S. Government at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of U.S. Government owned as of the Record Date. As of the Record Date, the total number of shares of U.S. Government outstanding and entitled to vote was 19,298,485.


   As of January 31, 2006, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of U.S. Government and Salomon Brothers U.S. Government, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   On January 31, 2006, to the knowledge of the Trustees and management of the Trust, First MetLife Investors Variable Annuity Account One, MetLife Investors USA Separate Account A, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, Travelers Fund U for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of U.S. Government.


   Each Insurance Company has advised the Trust and the Fund that as of January 31, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of U.S. Government or Salomon Brothers U.S. Government, respectively, except as follows:

U.S. GOVERNMENT



                                                     % OF       % OF CLASS A
                                                  SHARES OF      SHARES OF
                                                  PORTFOLIO      PORTFOLIO
                                       NO. OF       BEFORE         AFTER
  NAME AND ADDRESS                     SHARES   REORGANIZATION REORGANIZATION
  ----------------                    --------- -------------- --------------
  First American Trust, FSB
  4380 La Jolla Village Drive STE 200
  San Diego, CA 92122                 1,216,658      6.30%          2.19%

   As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                       FINANCIAL STATEMENTS AND EXPERTS

   The Annual Report of the Trust relating to U.S. Government, for the fiscal year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report
of                     , independent registered public accountants,
incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to Salomon Brothers U.S. Government, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration
Statement in reliance upon the report of                     , independent
registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of Salomon Brothers U.S. Government will be passed upon by Ropes & Gray LLP.

                            ADDITIONAL INFORMATION

   The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Branch maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

OTHER BUSINESS

   The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

   THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED
      VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


MARCH 9, 2006

                                                                       Exhibit A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of Salomon Brothers U.S. Government Portfolio (the "Acquiring Fund"), a series of the Company, and (ii) The Travelers Series Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 11, 1991, as amended and restated and in effect on the date hereof, on behalf of U.S. Government Securities Portfolio (the "Acquired Fund"), a series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of the shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company and as set forth in the Acquiring Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by an authorized officer of the Trust.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Company and as set forth in the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on May 1, 2006, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, New York, New York 10016, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Salomon Brothers U.S. Government Portfolio, a series of Metropolitan Series Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired

          Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the

               Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The Annual Report of the Acquired Fund for the fiscal year ended October 31, 2005, including the statement of operations; the statement of changes in net assets; the statement of assets and liabilities as of October 31, 2005; and the schedule of investments as of October 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since October 31, 2005;

          (g) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the

               Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, without par value per share, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one class having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2005, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

          (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The audited statement of assets and liabilities as of December 31, 2005, the statement of operations for the year ended December 31, 2005, the statement of changes in assets for the year ended December 31, 2005 and the schedule of investments as of December 31, 2005, of the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

          (h) Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $.01 per share, of which 45 million shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund's Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.
                                      A-12

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Company, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

          (a) The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-Laws of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, (i) except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;
               (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or By-Laws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein; (h) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

          (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;
               (h) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets that would impair the Trust's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished tax returns to the Acquiring Fund, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2005.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2005 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Company hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Trust and the Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Trust and the Company substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in
               Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.   FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

     9.2 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC, or one of its affiliates, shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.  TERMINATION.

          This Agreement may be terminated by the mutual agreement of the Trust and the Company. In addition, either the Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

          (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Trust; or

          (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                     METROPOLITAN SERIES FUND, INC.,
                                     on behalf of its Salomon Brothers U.S.
                                     Government Portfolio


                                     By:
                                        ----------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                            ------------------------------------


                                     THE TRAVELERS SERIES TRUST,
                                     on behalf of its U.S. Government Securities
                                     Portfolio


                                     By:
                                        ----------------------------------------

                                     Name: Elizabeth M. Forget

                                     Title: President

                      STATEMENT OF ADDITIONAL INFORMATION

                   Acquisition of Assets and Liabilities of

                     U.S. GOVERNMENT SECURITIES PORTFOLIO

                                  a series of

                          THE TRAVELERS SERIES TRUST

                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                       By and In Exchange For Shares of

                  SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

                                  a series of

                        METROPOLITAN SERIES FUND, INC.
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732


This Statement of Additional Information, dated March 9, 2006, relating specifically to the proposed transfer of the assets and liabilities of U.S. Government Securities Portfolio ("U.S. Government Securities"), a series of The Travelers Series Trust (the "Trust"), to Salomon Brothers U.S. Government Portfolio ("Salomon Brothers U.S. Government"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A shares of common stock $0.01 par value per share, of Salomon Brothers U.S. Government consists of the information set forth below pertaining to U.S. Government Securities and Salomon Brothers U.S. Government and the following described documents, each of which is attached hereto and incorporated by reference herein:


     (1) Statement of Additional Information of the Trust relating to U.S. Government Securities dated May 2, 2005, as supplemented on December 6, 2005;

     (2) Statement of Additional Information of the Fund relating to Salomon Brothers U.S. Government dated May 1, 2005;


     (3) Annual Report of Trust relating to U.S. Government Securities for the fiscal year ended December 31, 2005;

     (4) Annual Report of the Fund relating to Salomon Brothers U.S. Government for the year ended December 31, 2005; and


     (5) Pro Forma Financial Statements dated as of December 31, 2005.


   This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of U.S. Government Securities and Salomon Brothers U.S. Government dated March 9, 2006. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
                MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO
                  MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO
           MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
            MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                 MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

                                   May 2, 2005

                          (As revised December 6, 2005)

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)
or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History..............................................................
Investment Objectives, Policies, Risks and Certain Restrictions...........
Investment Restrictions...................................................
Valuation and Pricing.....................................................
Distributions.............................................................
Trustees and Officers.....................................................
Code of Ethics............................................................
Declaration of Trust......................................................
Investment Advisory Services..............................................
Redemptions in Kind.......................................................
Brokerage.................................................................
Portfolio Turnover Rate...................................................
Fund Administration.......................................................
Shareholder Rights........................................................
Federal Tax Status of the Funds...........................................
Performance...............................................................
Disclosure of Portfolio Holdings..........................................
Financial Statements......................................................
Additional Information....................................................
Appendix A Ratings........................................................   A-1
Appendix B Proxy Voting Policies and Procedures...........................   B-1

                                  FUND HISTORY

The Travelers Series Trust ("Trust") is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts. Effective July 1, 2005, the Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio, formerly series of Travelers Series Fund Inc., became series of the Trust.

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May 2, 2005 and May 21, 2005, and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                             CONVERTIBLE
                                              SECURITIES    DISCIPLINED      EQUITY       FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                          PORTFOLIO       MID CAP        INCOME       HIGH YIELD      STOCK
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X                             X             X             X
  Asset-Backed Mortgage Securities                X                             X             X             X
  Bankers' Acceptances                            X              X              X             X             X
  Buying Put and Call Options                     X              X              X             X             X
  Certificates of Deposit                         X              X              X             X             X
  Commercial Paper                                X              X              X             X             X
  Convertible Securities                          X                             X             X             X
  Corporate Asset-Backed Securities               X                             X             X             X
  Debt Securities                                 X              X              X             X             X
  Emerging Market Securities                      X                             X             X             X
  Equity Securities                               X              X              X             X             X
  Floating & Variable Rate Instruments            X              X              X             X             X
  Foreign Securities                              X                             X             X             X
  Forward Contracts on Foreign Currency                                         X             X
  Futures Contracts                               X              X              X             X             X
  High-Yield, High-Risk Bonds                                                   X             X             X
  Illiquid Securities                             X              X              X             X             X
  Indexed Securities                              X                             X             X
  Index Futures Contracts                         X              X              X                           X
  Investment Company Securities                   X              X              X             X             X
  Investment in Unseasoned Companies              X              X              X             X             X
  Lending Portfolio Securities                    X              X              X             X             X
  Letters of Credit                               X              X              X             X             X
  Loan Participations                                                           X             X             X
  Options on Foreign Currencies                                                 X             X
  Options on Index Futures Contracts              X              X              X                           X
  Options on Stock Indices                                       X              X                           X
  Options on Securities                                                                       X
  Other Direct Indebtedness                                                     X             X             X
  Real Estate-Related Instruments                 X              X              X             X             X
  Repurchase Agreements                           X              X              X             X             X
  Reverse Repurchase Agreements                   X              X              X             X             X
  Short Sales "Against the Box"                   X                             X             X             X
  Short-Term Money Market Instruments             X              X              X             X             X
  Swap Agreements                                                               X             X
  Temporary Bank Borrowing                        X              X              X             X             X
  U.S. Government Securities                      X              X              X             X             X
  Variable Amount Master Demand Notes             X              X              X             X             X
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X             X
  Writing Covered Call Options                    X              X              X             X             X

                                                                                           PIONEER      TRAVELERS
                                             AIM CAPITAL     STRATEGIC      MFS TOTAL     STRATEGIC      MANAGED
INVESTMENT TECHNIQUE                        APPRECIATION      EQUITY         RETURN        INCOME        INCOME
-----------------------------------------   -------------  -------------  ------------  -------------  ------------
  American Depositary Receipts                    X              X              X             X              X
  Asset-Backed Mortgage Securities                X              X              X             X              X
  Bankers' Acceptances                            X              X              X             X              X
  Buying Put and Call Options                     X              X              X             X
  Certificates of Deposit                         X              X              X             X              X
  Commercial Paper                                X              X              X             X              X
  Convertible Securities                          X              X              X             X              X
  Corporate Asset-Backed Securities               X              X              X             X              X
  Debt Securities                                 X              X              X             X              X
  Emerging Market Securities                      X              X              X             X              X
  Equity Securities                               X              X              X             X              X
  Floating & Variable Rate Instruments
  Foreign Securities                              X              X              X             X              X
  Forward Contracts on Foreign Currency           X              X              X             X              X
  Futures Contracts                               X              X              X             X              X
  High-Yield, High-Risk Bonds                                    X              X             X              X
  Illiquid Securities                             X              X              X             X              X
  Indexed Securities
  Index Futures Contracts                         X              X              X             X              X
  Investment Company Securities                   X              X              X             X
  Investment in Unseasoned Companies              X
  Lending Portfolio Securities                    X              X              X             X              X
  Letters of Credit
  Loan Participations                                            X              X             X              X
  Options on Foreign Currencies                   X              X              X             X              X
  Options on Index Futures Contracts              X              X              X             X              X
  Options on Stock Indices                        X              X              X             X              X
  Options on Securities                           X              X              X             X              X
  Other Direct Indebtedness                                      X              X             X
  Real Estate-Related Instruments                 X              X              X             X              X
  Repurchase Agreements                           X              X              X             X              X
  Reverse Repurchase Agreements                   X
  Short Sales "Against the Box"                   X              X              X             X
  Short-Term Money Market Instruments             X              X              X             X              X
  Swap Agreements                                 X              X              X             X
  Temporary Bank Borrowing                        X              X              X             X              X
  U.S. Government Securities                      X              X              X             X              X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                     X              X              X             X              X
  Writing Covered Call Options                    X              X              X             X

                                                           SALOMON BROTHERS
                                                           STRATEGIC TOTAL
                                            VAN KAMPEN      RETURN BOND
INVESTMENT TECHNIQUE                        ENTERPRISE       PORTFOLIO
---------------------------------------   --------------  ------------------
  American Depositary Receipts                  X                X
  Asset-Backed Mortgage Securities              X                X
  Bankers' Acceptances                          X                X
  Buying Put and Call Options                   X                X
  Certificates of Deposit                       X                X
  Commercial Paper                              X                X
  Convertible Securities                        X                X
  Corporate Asset-Backed Securities             X                X
  Debt Securities                               X                X
  Emerging Market Securities                    X                X
  Equity Securities                             X                X
  Floating & Variable Rate Instruments
  Foreign Securities                            X                X
  Forward Contracts on Foreign Currency         X                X
  Futures Contracts                             X                X
  High-Yield, High-Risk Bonds                                    X
  Illiquid Securities                           X                X
  Indexed Securities
  Index Futures Contracts                       X                X
  Investment Company Securities                 X                X
  Investment in Unseasoned Companies            X
  Lending Portfolio Securities                  X                X
  Letters of Credit
  Loan Participations                                            X
  Options on Foreign Currencies                 X                X
  Options on Index Futures Contracts            X                X
  Options on Stock Indices                      X                X
  Options on Securities                         X                X
  Other Direct Indebtedness                                      X
  Real Estate-Related Instruments
  Repurchase Agreements                         X                X
  Reverse Repurchase Agreements                                  X
  Short Sales "Against the Box"                 X                X
  Short-Term Money Market Instruments           X                X
  Swap Agreements                               X                X
  Temporary Bank Borrowing                      X                X
  U.S. Government Securities                    X                X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                                    X
  Writing Covered Call Options                  X                X

                                                          MONDRIAN          MFS
                                                        INTERNATIONAL     MID CAP        MFS
INVESTMENT TECHNIQUE                       LARGE CAP        STOCK         GROWTH        VALUE
---------------------------------------   -----------  ---------------  -----------  ------------
  American Depositary Receipts                 X              X              X            X
  Asset-Backed Mortgage Securities             X              X                           X
  Bankers' Acceptances                         X              X              X            X
  Buying Put and Call Options                  X              X              X            X
  Certificates of Deposit                      X              X              X            X
  Commercial Paper                             X              X              X            X
  Convertible Securities                       X              X              X            X
  Corporate Asset-Backed Securities            X                                          X
  Debt Securities                              X              X              X            X
  Emerging Market Securities                   X              X              X            X
  Equity Securities                            X              X              X            X
  Floating & Variable Rate Instruments         X              X              X            X
  Foreign Securities                           X              X              X            X
  Forward Contracts on Foreign Currency        X              X              X            X
  Futures Contracts                            X              X              X            X
  High-Yield, High-Risk Bonds                  X                             X            X
  Illiquid Securities                          X              X              X            X
  Indexed Securities                           X              X                           X
  Index Futures Contracts                      X              X              X            X
  Investment Company Securities                X              X              X            X
  Investment in Unseasoned Companies           X              X              X            X
  Lending Portfolio Securities                 X              X              X            X
  Letters of Credit                            X              X              X            X
  Loan Participations                          X                                          X
  Options on Foreign Currencies                X              X              X            X
  Options on Index Futures Contracts           X              X              X            X
  Options on Stock Indices                     X              X              X            X
  Options on Securities
  Other Direct Indebtedness                    X                                          X
  Real Estate-Related Instruments              X              X              X            X
  Repurchase Agreements                        X              X              X            X
  Reverse Repurchase Agreements                X              X              X
  Short Sales "Against the Box"                X              X                           X
  Short-Term Money Market Instruments          X              X              X            X
  Swap Agreements                              X              X                           X
  Temporary Bank Borrowing                     X              X              X            X
  U.S. Government Securities                   X              X              X            X
  Variable Amount Master Demand Notes          X              X              X            X
  When-Issued & Delayed Delivery
   Securities                                  X              X              X            X
  Writing Covered Call Options                 X              X              X            X

                                            MERCURY     TRAVELERS       U.S.        PIONEER     ZERO COUPON
                                           LARGE CAP     QUALITY       GOV'T         FUND           BOND
INVESTMENT TECHNIQUE                          CORE         BOND      SECURITIES    PORTFOLIO    SERIES 2005
---------------------------------------   -----------  -----------  ------------  -----------  -------------
  American Depositary Receipts                 X            X                          X             X
  Asset-Backed Mortgage Securities             X            X            X             X             X
  Bankers' Acceptances                         X            X            X             X             X
  Buying Put and Call Options                  X                         X             X             X
  Certificates of Deposit                      X            X            X             X             X
  Commercial Paper                             X            X            X             X             X
  Convertible Securities                       X            X                          X             X
  Corporate Asset-Backed Securities                         X                          X             X
  Debt Securities                              X            X            X             X             X
  Emerging Market Securities                   X                                       X             X
  Equity Securities                            X            X                          X             X
  Floating & Variable Rate Instruments         X            X            X             X             X
  Foreign Securities                           X            X                          X             X
  Forward Contracts on Foreign Currency        X                                       X
  Futures Contracts                            X            X            X             X             X
  High-Yield, High-Risk Bonds                  X            X                          X
  Illiquid Securities                          X            X            X             X             X
  Indexed Securities                           X            X                          X
  Index Futures Contracts                      X            X            X             X             X
  Investment Company Securities                X            X            X             X             X
  Investment in Unseasoned Companies           X            X                          X             X
  Lending Portfolio Securities                 X            X            X             X
  Letters of Credit                            X            X            X             X
  Loan Participations                                                                  X
  Options on Foreign Currencies                X                                       X
  Options on Index Futures Contracts           X            X            X             X             X
  Options on Stock Indices                     X                                       X
  Options on Securities
  Other Direct Indebtedness                    X
  Real Estate-Related Instruments              X            X            X             X             X
  Repurchase Agreements                        X            X            X             X             X
  Reverse Repurchase Agreements                             X            X             X
  Short Sales "Against the Box"                X                                       X
  Short-Term Money Market Instruments          X            X            X             X             X
  Swap Agreements                                                                      X
  Temporary Bank Borrowing                     X            X            X             X             X
  U.S. Government Securities                   X            X            X             X             X
  Variable Amount Master Demand Notes          X            X            X             X             X
  When-Issued & Delayed Delivery
   Securities                                  X            X            X             X             X
  Writing Covered Call Options                 X                         X             X             X

                                                                           STYLE FOCUS
                                                           STYLE FOCUS       SERIES:
                                           PIONEER MID    SERIES: SMALL     SMALL CAP
                                            CAP VALUE       CAP GROWTH        VALUE
INVESTMENT TECHNIQUE                        PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------   -------------  ---------------  -------------
  American Depositary Receipts                 X                X               X
  Asset-Backed Mortgage Securities
  Bankers' Acceptances
  Buying Put and Call Options                  X                X               X
  Certificates of Deposit                      X
  Commercial Paper                                              X               X
  Convertible Securities                       X                X               X
  Corporate Asset-Backed Securities
  Debt Securities                              X                X               X
  Emerging Market Securities                   X
  Equity Securities                            X                X               X
  Floating & Variable Rate Instruments
  Foreign Securities                           X                X               X
  Forward Contracts on Foreign Currency        X                X               X
  Futures Contracts                            X                X               X
  High-Yield, High-Risk Bonds
  Illiquid Securities                          X                X               X
  Indexed Securities                           X                X               X
  Index Futures Contracts                      X
  Investment Company Securities
  Investment in Unseasoned Companies           X                X               X
  Lending Portfolio Securities                 X                X               X
  Letters of Credit
  Loan Participations
  Options on Foreign Currencies                X                X               X
  Options on Index Futures Contracts           X                X               X
  Options on Stock Indices                     X                X               X
  Options on Securities                        X                X               X
  Other Direct Indebtedness                    X                X               X
  Real Estate-Related Instruments              X
  Repurchase Agreements                        X                X               X
  Reverse Repurchase Agreements                X                X               X
  Short Sales "Against the Box"
  Short-Term Money Market Instruments          X
  Swap Agreements
  Temporary Bank Borrowing
  U.S. Government Securities                   X                X               X
  Variable Amount Master Demand Notes
  When-Issued & Delayed Delivery
   Securities                                  X                X               X
  Writing Covered Call Options                 X                X               X

The Managed Allocation Series: Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio and Aggressive Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES (ALL PORTFOLIOS EXCEPT CONVERTIBLE SECURITIES PORTFOLIO). Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain funds may also participate in Private Investment in Public Entities ("PIPEs"). In a PIPE financing transaction, the Fund acquires restricted shares of a public company at a significant discount to the market price (typically ten to 20 percent) of its publicly-traded stock. The company then registers the resale of the restricted shares, allowing the Fund, as a PIPE investor to sell the shares into the public market. The two main types of PIPEs are traditional and structured. In a traditional PIPE, stock, either common or preferred, is issued at a set price to raise capital for the issuer, while a structured PIPE issues convertible debt (common or preferred shares).

CONVERTIBLE SECURITIES (CONVERTIBLE SECURITIES PORTFOLIO ONLY). Convertible Securities, hereby defined as equity securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two or more distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

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Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and AAA, AA, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

     CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

     DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

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


The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

WRITING COVERED PUT OPTIONS. Certain Funds may write put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will write only covered put options, which means that so long as the Fund is obligated as the writer of the option it will have placed and maintained cash, U.S. government securities or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions to terminate put options that it has written.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

YIELD CURVE OPTIONS. Certain Funds may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of management, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and, because they have been only recently introduced, established trading markets for these securities have not yet developed.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

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CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certain Funds may invest in Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Slovenia, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, E.G., the U.S. bond market.

A Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Subject to their fundamental investment restrictions, certain funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the funds to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a

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Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

"DOLLAR ROLL" TRANSACTIONS. Certain Funds may enter into "dollar roll" transactions pursuant to which the Fund sells fixed income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (I.E., same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

Since a Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the Fund and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the Funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Funds and will be subject to each Fund's overall borrowing limitation. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Some Funds may also invest in assignments of portions of loans from third parties. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

ELECTRONICALLY TRADED FUNDS: Certain funds may invest in electronically traded funds ("ETFs") that are traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. An ETF is a type of investment company that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

..    shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

..    shares of a sampling of the companies (or, for a fixed income ETF, bonds)
that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Instead of cash, creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in convertible securities ("80% investment policy"). The subadviser may invest up to 35% of the Fund's assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Convertible securities are considered by the subadviser to be equity securities. Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The subadviser normally invests primarily in income-producing securities. The subadviser has the flexibility, however, to invest the Fund's assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The subadviser seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

     . corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

     .    preferred stocks;

     .    equipment trust and lease certificates;

     .    zero coupon bonds;

     .    pay-in-kind securities;

     . general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

     . equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The Subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 Index no less frequently than once a month. The subadviser normally invests the Fund's assets primarily in common stocks.

The subadviser also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

          (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

          (2) issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

          (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

          (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

          (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

          (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

     . The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

     . The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

     . The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

     . The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     . The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     . The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

     . The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated BA or lower by

Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P 500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

     .    treasury bills;

     .    repurchase agreements;

     .    commercial paper and other short term instruments;

     .    bank certificates of deposit and bankers' acceptances; and

     . publicly traded debt securities, including bonds, notes, and debentures; and

     .    equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The subadviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the subadviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The subadviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing the Fund's objective, the subadviser currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash, which will be transferred to the money market option available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the subadviser invests at least 80% of the Fund's assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

          (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

          (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

          (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

          (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

          (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

PIONEER MID CAP VALUE PORTFOLIO

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities that it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers - TIMCO and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR"), the subadviser, normally invests at least 80% of the Fund's assets in equity securities. FMR normally invests the Fund's assets primarily in common stocks.

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objectives, Strategic Equity Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

AIM CAPITAL APPRECIATION PORTFOLIO

The Fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term, growth in earnings and have excellent prospects for future growth. The market prices of many of the securities purchased and held by the Fund may fluctuate more widely than other equity securities of larger, more established companies.

SPECIAL SITUATIONS. Although the Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investments securities.

The Fund may invest up to 20% of its total assets in foreign securities, including ADRs as well as EDRs and other securities representing underlying securities of foreign issuers as foreign securities for purposes of this limitation.

The Fund may also invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. In addition, the Fund may purchase domestic stock index futures contracts. It may also purchase call options, but not for speculative purposes, and write (sell) covered call options on no more than 25% of the value of its net assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

VAN KAMPEN ENTERPRISE PORTFOLIO

The Fund invests primarily in common stocks of growth companies. In addition to common stocks, the Fund may invest in warrants and preferred stocks, and in the securities of other investment companies. The Fund may also invest up to 15% of the value of its total assets in securities of foreign issuers.

The Fund may also holds a portion of its assets in investment grade short-term debt securities in order to provide liquidity. The Fund may also hold investment grade corporate or government bonds. The market prices of such bonds can be expected to vary inversely with changes in prevailing interest rates.

The Fund may invest in options, futures contracts and options thereon in several different ways, depending upon the status of its portfolio and the subadviser's expectations concerning the securities markets. In times of stable or rising stock prices, the Fund generally seeks to obtain maximum exposure to the stock market, I.E., to be "fully invested." Nevertheless, even when the Fund is fully invested, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and obtain performance equivalent to investing 100% of its assets in equity securities.

If the subadviser anticipates a market decline, the Fund may seek to reduce its exposure to the stock market by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result may be achieved to the extent that the performance of the stock index futures contracts correlates to the performance of the Fund's securities. Sales of futures contracts could frequently be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

As an alternative to selling futures contracts, the Fund can purchase puts (or futures puts) to hedge the Fund's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the Fund's value is protected against a market decline to the degree the performance of the put correlates with the performance of its investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MFS TOTAL RETURN PORTFOLIO

The Fund's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities may be held by the Fund. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Fund may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Fund's debt investments may consist of both "investment grade" securities (rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or better by the Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") or Fitch, Inc. ("Fitch"), securities that are unrated, and securities that are rated in the lower ratings categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds"), including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower ratings categories or comparable unrated securities. See Appendix A for a description of these ratings. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities. It is not the Fund's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the subadviser's own independent and ongoing review of credit quality.

As noted above, the Fund invests in unrated and lower-rated corporate debt securities, commonly known as "junk bonds." The Fund may also invest in emerging market securities.

The Fund may also invest without limit in ADRs and up to 20% of its total assets in foreign securities.

The Fund will be managed actively with respect to the Fund's fixed income securities and the asset allocations modified as the subadviser deems necessary. Although the Fund does not intend to seek short-term profits, fixed income securities will be sold whenever the subadviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities the Fund does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Fund will effect trades whenever it believes that changes in its portfolio securities are appropriate.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Fund invests under normal market conditions at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics. The subadviser will have broad discretion to allocate the Fund's assets among the following segments of the global market for fixed income securities: U.S. government obligations, investment and non-investment grade U.S. and non-U.S. corporate debt, mortgage and asset-backed securities, and investment and non-investment grade sovereign debt, including issuers in emerging markets.

Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by the subadviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will consider investments in, but not be limited to, the following emerging markets: Algeria, Argentina, Bolivia, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Greece, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nicaragua, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Republic of Slovakia, Russia, Singapore, Slovenia, South Africa, South Korea, Sri Lanka, Swaziland, Taiwan, Thailand, Turkey, Ukraine, Uruguay, Venezuela, Zambia and Zimbabwe.

The Fund will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds and other sovereign debt securities issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. The subadviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade.

The Fund invests in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries.

Pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest its assets in high quality foreign or domestic money market instruments.

ASSET ALLOCATION. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars.

The subadviser selectively will allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for total return. In doing so, the subadviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity.

The subadviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The subadviser generally evaluates currencies on the basis of fundamental economic criteria (E.G., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques that include currency, options and futures transactions.

SELECTION OF DEBT INVESTMENTS. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the subadviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may invest in the following types of money market instruments (I.E., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including CDs, TDs, demand deposits and bankers' acceptances) subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to all the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

According to the subadviser, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the subadviser believes that the Fund's policy of investing in debt securities throughout the world may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Fund that invest solely in debt securities of U.S. issuers.

The Fund may borrow money from banks in an amount up to 33 1/3 % of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds for investment purposes. The Fund will borrow for investment purposes only when the subadviser believes that such borrowings will benefit the Fund, after taking into account considerations such as the cost of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. In addition, the Fund may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets. The Fund may also purchase securities on a "when-issued basis" and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

NONDIVERSIFICATION. As a "non-diversified" fund under the 1940 Act, the Fund will have the ability to invest more than 5% of its assets in the securities of any issuer. However, the Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires (among other things) that at least 50% of the Fund's assets consist of U.S. government securities, cash and cash items, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Also, holdings of a single issuer (with certain exceptions) may not exceed 25% of the Fund's total assets. These limits are measured at the end of each quarter of the Fund's taxable year. Under the Subchapter M limits, "non-diversification" allows up to 50% of a fund's total assets to be invested in as few as two single issuers. An investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in securities of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund, and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers. The Fund also intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury regulations promulgated thereunder.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

TRAVELERS MANAGED INCOME PORTFOLIO

Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. government securities and in investment-grade corporate debt obligations (I.E., rated within the four highest ratings categories of Moody's or S&P or in unrated obligations of comparable quality); and (2) at least 65% of the Fund's total assets will be invested in debt obligations having durations of 10 years or less. The Fund may only invest in U.S. government securities that are issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S. government or its agencies or instrumentalities.

The Fund may invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody's or S&P (commonly referred to as "junk bonds"), which are extremely speculative and may be in default with respect to payment of principal or interest.

The Fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.

Bank CDs and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable TDs issued by foreign branches of domestic banks and London branches of foreign banks and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks, and are discussed in more detail under "Risk Factors."

The Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("asset backed securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("CMOs"). The Fund is authorized to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

The Fund may invest up to 20% of its assets in foreign securities.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

PIONEER STRATEGIC INCOME PORTFOLIO

The Fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The subadviser allocates the Fund's investments among the following three segments of the debt markets: (i) below investment grade (high yield) securities of U.S. and non-U.S. issuers; (ii) investment grade securities of U.S. issuers; and (iii) investment grade securities of non-U.S. issuers.

Investment grade debt securities are regarded as having an adequate capacity to pay interest and repay principal. Debt securities rated BBB by S&P or Baa by Moody's are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Fund's subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the Fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

The Fund may purchase municipal obligations when the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for regular U.S. Federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for regular U.S. Federal income tax purposes, although current Federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives in which the Fund may invest include interests in CMOs, real estate mortgage investment conduits and stripped mortgage-backed securities.

DEFENSIVE STRATEGIES. At times, the subadviser may judge that conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets.

In pursuing its objectives, the Fund follows fundamental investment policies and operating (non-fundamental) investment policies described under "Investment Restrictions."

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies

("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

     .    10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

     .    25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     . 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     . 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     . 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR THE MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO AND CONSERVATIVE PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

The Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

     1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Managed Allocation Series:
Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, Aggressive Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.
S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

     4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

     5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

     7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

     9. EXERCISING CONTROL OF ISSUERS: the AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent that the Fund may purchase securities of other investment companies.

     10. TRANSACTIONS WITH OFFICERS AND DIRECTORS: The Travelers Managed Income Portfolio may not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares and as is permissible under applicable statues, rules and regulations.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

     1. MFS MID CAP GROWTH PORTFOLIO, SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO, MODERATE PORTFOLIO, MODERATE-CONSERVATIVE PORTFOLIO, MODERATE-AGGRESSIVE PORTFOLIO, AGGRESSIVE PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Portfolio, Moderate Portfolio, Moderate-Conservative Portfolio, Moderate-Aggressive Portfolio, and Aggressive Portfolio are classified as non-diversified" they are currently operating as diversified funds.

     2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

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


     3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

     4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control. (See Fundamental Policy No. 9 in regards to AIM CAPITAL APPRECIATION PORTFOLIO, for which this is a fundamental policy.)

     5.   OTHER INVESTMENT COMPANIES:

          a. For all Funds except Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio: no Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

          b. For Strategic Equity Portfolio: the Fund may not purchase securities issued by any other registered investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (b) where no commission or profit to a sponsor or dealer results from such purchase, or (c) when such purchase, though not in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

          c. For AIM Capital Appreciation Portfolio: notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund; and, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          d. For Van Kampen Enterprise Portfolio: the Fund may not acquire securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the fund from the limitations imposed by Section 12(d)(1) of the 1940 Act. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          e. For Salomon Brothers Strategic Total Return Bond Portfolio: the Fund may not invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

          f. For Travelers Managed Income Portfolio: the Fund may not purchase securities of any other investment company except as part of a plan of merger or consolidation. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

          g. For Pioneer Strategic Income Portfolio: the Fund may not invest in securities of other registered open-end investment companies except as they may be acquired as part of a merger or consolidation or acquisition of assets. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     6.   SHORT SALES:

          a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), U.S. Government Securities, Travelers Managed Income, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return, and Pioneer Strategic Income Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

          c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

     7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

     8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

     9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

     10.  SHAREHOLDER NOTICE (except MFS Value, Managed Allocation Series:
Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio,
Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

     11. INVESTMENTS IN INTERESTS IN OIL, GAS OR MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS: For Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income
Portfolio: no Fund may invest in interests in oil, gas, or other mineral exploration or development programs or leases, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

     12.  WARRANTS: For Strategic Equity Portfolio, Van Kampen Enterprise
Portfolio: no Fund may purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     13. NEW OR UNSEASONED COMPANIES: For Van Kampen Enterprise Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income
Portfolio: no Fund may invest more than 5% of the value of its total assets in securities of companies which (including predecessor companies or operations) have been in business less than three years, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

     14. INADEQUATE INFORMATION: the Van Kampen Enterprise Portfolio may not invest in any security about which information is not available with respect to history, management, assets, earnings, and income of the issuer except to acquire shares of other open-end investment companies to the extent permitted by rule or order of the SEC exempting the Fund from the limitations imposed by
Section 12(d)(1) of the 1940 Act.

     15. UNLIMITED LIABILITY: the Van Kampen Enterprise Portfolio may not make any investment which involves promotion or business management by the Fund or which would subject the Fund to unlimited liability.

     16. PUTS, CALLS, STRADDLES, SPREADS: the Travelers Managed Income Portfolio may not invest in puts, calls, straddles, spreads and any combination thereof.

     17. PRIVATE PLACEMENT: the Van Kampen Enterprise Portfolio may not acquire any private placement if it would cause more than 2% of the net assets of the Fund, as determined at the time the Fund agrees to any such acquisition, to be invested in private placements and other assets not having readily available market quotations, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company; and, provided further, that this limitation excludes securities that have been issued pursuant to Rule 144A under the 1933 Act ("Rule 144A securities").

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

     . securities traded on national securities markets are valued at the closing prices on such markets

     . securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEE

                                                                                                       Number of
                                                                                                     Portfolios in    Other Public
                                                 Term of                                                 Fund            Company
                                               Office and                                               Complex       Directorships
                           Position(s) Held     Length of     Principal Occupation During Last Five   Overseen by         Held by
Name Address and Age          with Fund        Time Served                   Years                      Director         Director
------------------------  ------------------  -------------  --------------------------------------  --------------  ---------------
Elizabeth M. Forget*        Chairman of       Since July     President, Met Investors Advisory LLC        66             None
260 Madison Ave.            the Board,        2005           (2000 to present); Executive Vice
11th Floor                     Chief                         President (2000 to present) and Chief
New York, NY                 Executive                       Marketing Officer (2003 to present),
Age 39                      Officer and                      MetLife Investors Group, Inc;
                             President                       President, TAMIC (July 2005 -
                                                             present); Senior Vice President,
                                                             Equitable Distributors, Inc. and Vice
                                                             President, Equitable Life Assurance
                                                             Society of the United States (1996 to
                                                             2000).

Paul Cellupica             Secretary and      Since July     Chief Counsel, Securities Products and       N/A             N/A
MetLife, Inc.               Chief Legal       2005           Regulation, MetLife Inc. (2004 -
One MetLife Plaza             Officer                        present); Vice President and Chief
27-01 Queens Plaza North                                     Legal Officer, TAMIC (July 2005 -
Long Island City, NY                                         present); Assistant Director, Division
11101                                                        of Investment Management, U.S.
Age 41                                                       Securities and Exchange Commission
                                                             (2001-2003), Senior
                                                             Special Counsel, Division
                                                             of Investment Management,
                                                             Securities and Exchange
                                                             Commission (2000-2001).

Peter Duffy                    Chief          Since July     Senior Vice President, MetLife               N/A             N/A
MetLife Advisers LLC         Financial        2005           Advisers, since December 1998; Senior
501 Boylston Street         Officer and                      Vice President; NELICO; Vice
Boston, MA 02116             Tresurer                        President, MetLife; formerly, Vice
Age 49                                                       President and Treasurer, Zenith Fund

Jeffrey P. Halperin        Interim Chief      Since          Assistant Vice President, Corporate          N/A             N/A
Metropolitan Life           Compliance        November       Ethics and Compliance Department,
Insurance Company             Officer         2005           MetLife, Inc. (October 2002 -
One MetLife Plaza                                            present); interim Chief Compliance
27-01 Queens Plaza North                                     Officer of funds sponsored by MetLife
Long Island City, NY                                         and its affiliates (November 2005 -
11101                                                        present); Associate, Goldman Sachs &
Age 37                                                       Co. (May 2000 - July 2001).

NON-INTERESTED TRUSTEES

                                                                                                                        Other
                                                                                                       Number of    Directorships in
                                                 Term of                                             Portfolios in      Public
                              Position(s)       Office and                                            Fund Complex    Companies
                               Held with        Length of    Principal Occupation During Last Five    Overseen by      Held by
Name Address and Age             Fund          Time Served                   Years                     Director        Director
------------------------  ------------------  -------------  --------------------------------------  -------------  ----------------
Robert E. McGill, III     Trustee             Since 1991     Retired manufacturing executive.             39            None
295 Hancock Street                                           Director (1983-1995), Executive Vice
Williamstown, MA                                             President (1989-1994) and Senior Vice
Age 74                                                       President, Finance and Administration
                                                             (1983-1989), The Dexter Corporation
                                                             (manufacturer of specialty chemicals
                                                             and materials); Vice Chairman
                                                             (1990-1992), Director (1983-1995),
                                                             Life Technologies, Inc. (life
                                                             science/biotechnology products);
                                                             Director, (1994-1999), The
                                                             Connecticut Surety Corporation
                                                             (insurance); Director (1995-2000),
                                                             Chemfab Corporation (specialty
                                                             materials manufacturer); Director
                                                             (1999-2001), Ravenwood Winery, Inc.;
                                                             Director (1999-2003), Lydall Inc.
                                                             (manufacturer of fiber materials);
                                                             Member, Board of Managers
                                                             (1974-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1990-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

Lewis Mandell             Trustee             Since 1991     Professor of Finance and Managerial          39            Director
160 Jacobs Hall                                              Economics, University at Buffalo                        (2000-present),
Buffalo, NY                                                  since 1998. Dean, School of                             Delaware North
Age 62                                                       Management (1998-2001), University at                        Corp.
                                                             Buffalo; Dean, College of Business                       (hospitality
                                                             Administration (1995-1998), Marquette                      business)
                                                             University; Professor of Finance
                                                             (1980-1995) and Associate Dean
                                                             (1993-1995), School of Business
                                                             Administration, and Director, Center
                                                             for Research and Development in
                                                             Financial Services (1980-1995),
                                                             University of Connecticut; Member,
                                                             Board of Managers (1990-present), six
                                                             Variable Annuity Separate Accounts of
                                                             The Travelers Insurance Company+;
                                                             Trustee (1990-present), five Mutual
                                                             Funds sponsored by The Travelers
                                                             Insurance Company.++

Frances M. Hawk,          Trustee             Since 1991     Private Investor, (1997-present);            39              None
CFA, CFP                                                     Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                                         Management Company, Inc. (investment
Downingtown, PA                                              management); Assistant Treasurer,
Age 57                                                       Pensions and Benefits. Management
                                                             (1989-1992), United Technologies
                                                             Corporation (broad-based designer and
                                                             manufacturer of high technology
                                                             products); Member, Board of Managers
                                                             (1991-present), six Variable Annuity
                                                             Separate Accounts of The Travelers
                                                             Insurance Company+; Trustee
                                                             (1991-present), five Mutual Funds
                                                             sponsored by The Travelers
                                                             Insurance Company.++

----------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
* Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met one time.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION. Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Trust. Effective May 1, 2005, the members of the Board who are not officers or employees of MetLife or its subsidiaries (the "Independent Trustees") receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six managed separate accounts sponsored by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Trustee receives an additional fee of $10,000 (when an Independent Trustee assumes the position of lead Trustee). Other than the chairs of the Committees, Trustees do not receive any additional compensation for their committee service. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as emeritus director, was paid $13,760 for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES         PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Elizabeth Forget                       N/A                      N/A                      N/A
  Chairman and Trustee ....

INDEPENDENT TRUSTEES

                                                       PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
NAME OF PERSON,               AGGREGATE COMPENSATION  BENEFITS ACCRUED AS PART   FUND AND FUND COMPLEX
POSITION                          FROM FUND/(1)/          OF FUND EXPENSES          PAID TO DIRECTORS
---------------------------   ----------------------  ------------------------  -----------------------
Robert E. McGill, III         $             2,634.62            N/A             $                68,500/(2)/
 Trustee ...............
Lewis Mandell
 Trustee ...............      $             1,923.08            N/A             $               50,000
Frances M. Hawk, CFA, CFP
 Trustee ...............      $             2,096.15            N/A             $               54,500

----------

(1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.
(2) Affiliates of the Adviser paid certain meeting fees for the year ended December 31, 2004.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN BY
                           DOLLAR RANGE OF EQUITY SECURITIES IN  DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                               THE COMPANY                           COMPANIES
-----------------------    ------------------------------------  ----------------------------------
Elizabeth Forget ......                  None                                  None
Robert E. McGill, III .                  None                                  None
Lewis Mandell .........                  None                                  None
Frances M. Hawk .......                  None                                  None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and subadvisers, and the principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TIA and TAMIC provide investment supervision to the Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

          (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

          (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

          (3) supervising the investment program prepared for the Funds by the subadviser;

          (4) monitoring, on a continuing basis, the performance of the Fund's securities;

          (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

          (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

THE ADVISERS

TRAVELERS INVESTMENT ADVISER, INC. ("TIA")

TIA manages the investment operations of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Van Kampen Enterprise Portfolio (each, a "TIA Portfolio") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup Inc. TIA's principal offices are located at One Cityplace, Hartford, Connecticut, 06103.

TIA and the Trust have entered into a subadvisory agreement with a different subadviser for each TIA Portfolio. Pursuant to each subadvisory agreement, the subadviser is responsible for the day to day operations and investment decisions for the respective Fund and is authorized, in its discretion and without prior consultation with TIA, to: (a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies as stated in its Prospectus and this SAI; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund; and (d) employ professional portfolio managers and securities analysts who provide research services to the Fund.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios not included in the TIA Portfolios (each, a "TAMIC Portfolio"). TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000, TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115.

TAMIC and the Trust have entered into subadvisory agreements with different subadvisers for the TAMIC Portfolios. Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and place and execute, in the Fund's name, all orders for the portfolio transactions.

THE SUBADVISERS

For services rendered to the Portfolios, each subadviser charges a fee to TIA and TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

A I M CAPITAL MANAGEMENT, INC.
AIM CAPITAL APPRECIATION PORTFOLIO

AIM Capital Appreciation Portfolio is advised by A I M Capital Management, Inc. ("AIM Capital"). AIM Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 and is a wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of AMVESCAP PLC.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
FEDERATED STOCK PORTFOLIO

Federated Equity Management Company of Pennsylvania ("FEMCOPA") serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO
STRATEGIC EQUITY PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC, and the subadviser to Strategic Equity Portfolio under a subadvisory agreement with TIA. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. As of March 30, 2004, FMR and its affiliates, Fidelity management & Research (U.K.) Inc. ("FMR U.K."), and Fidelity Management & Research (Far East) Inc. ("FMR Far East") managed over $610 billion in assets. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC"), pursuant to which FMRC has primary responsibility for choosing investments for the Strategic Equity Portfolio.

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMRC, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUB-SUBADVISORY ARRANGEMENTS. FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to apply credits generated from brokerage activity towards third-party research services. The subadviser may place trades with certain brokers with which it is under common control, provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section 11(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized brokers affiliated with the subadviser to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MFS TOTAL RETURN PORTFOLIO

Massachusetts Financial Services Company (referred to as "MFS") is the Fund's sub-adviser. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of MFS organization were approximately $146.2 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate for the portfolios subadvised by MFS, the combined average daily net assets of all three portfolios are used in performing the calculation.

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO
PIONEER STRATEGIC INCOME PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

TIMCO ASSET MANAGEMENT, INC. (FORMERLY "THE TRAVELERS INVESTMENT MANAGEMENT COMPANY") ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio, and the Style Focus Series Small Cap Growth and Small Cap Value Funds. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
MANAGED ALLOCATIONS SERIES:

AGGRESSIVE PORTFOLIO
MODERATE-AGGRESSIVE PORTFOLIO
MODERATE PORTFOLIO
MODERATE-CONSERVATIVE PORTFOLIO
CONSERVATIVE PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS
_____________________

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman"), located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
CONVERTIBLE SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
TRAVELERS MANAGED INCOME PORTFOLIO

Salomon Brothers Asset Management Inc. ("SaBAM"), located at 399 Park Avenue, New York, New York 10022, was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of June 30, 2005, SaBAM had over $82.8 billion in assets under management. Effective December 1, 2005, SaBAM became an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to that date, SaBAM was an indirect wholly-owned subsidiary of Citigroup Inc.

VAN KAMPEN ASSET MANAGEMENT INC.
VAN KAMPEN ENTERPRISE PORTFOLIO

Van Kampen Asset Management Inc. ("VKAM") is located at 1221 Avenue of the Americas, New York, NY 10020 and is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. VKAM is a diversified asset management company with more than $431 billion under management or supervision as of December 31, 2004.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

CURRENT FEES

For serving as investment adviser to the portfolios, TAMIC and TIA receive a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except the three portfolios subadvised by MFS, which are based on a percentage of the combined average daily net assets of each Fund for which MFS is the subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to the investment advisers as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that the advisers pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

The table also shows any expense caps and fee waivers that are in place. Under an Expense Cap Agreement, TAMIC has agreed to reimburse each of the portfolios that it advises (except Travelers Managed Income Portfolio) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges, taxes and extraordinary expenses, exceeds the expense caps shown below of the Portfolio's average net assets for any year. The adviser may terminate the Expense Cap Agreement upon 60 days' notice, except for the following Funds, where the adviser has a contractual expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses through May 1, 2006: Pioneer Mid Cap Value Portfolio, Managed Allocation Series: Aggressive Portfolio, Conservative Portfolio, Moderate Portfolio, Moderate-Aggressive Portfolio, Moderate-Conservative Portfolio, Style Focus Series: Small Cap Growth Portfolio and Small Cap Value Portfolio.

The advisers have also agreed to waive their fees to the extent the aggregate expenses of each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio, and Salomon Brothers

Strategic Total Return Bond Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses, such as litigation and indemnification expenses, exceed the expense caps shown below of the Portfolio's average net assets for any fiscal year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI.

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Convertible Securities      0.60%                       0.25%                       0.80%

Disciplined Mid Cap Stock   0.70%                       0.35%                       0.95%

Equity Income*              0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Federated High Yield        0.65%                       0.40%                       0.95%

Federated Stock             0.625%                      0.375%                      0.95%

Large Cap*                  0.75% on the first $250     0.45% on the first $250     0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million

Mondrian International      0.775% on the first $100    0.425% on the first $100    1.25%
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million

MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the first $600    1.00%
                            million; 0.7525% on the     million; 0.350% on the
                            next $300 million;          next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion

MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600    1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion

Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250     1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core)*            next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250    1.25%

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

Travelers Quality Bond      0.3233%                     0.20%                       0.75%

U.S. Government Securities  0.3233%                     0.20%                       1.25%

Zero Coupon Bond Fund       0.10%                       0.10%                       0.15%
Portfolio

Style Focus Series: Small   0.825% on the first $50     0.450% on the first $50     1.10%
Cap Value Portfolio         million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400 million;
                            0.750% on the next $500     0.375% on the next $500
                            million; 0.725%; over $1    million; 0.350% over $1
                            billion                     billion

Style Focus Series: Small   0.850% on the first $100    0.475% on the first $100    1.10%
Cap Growth Portfolio        million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250 million;
                            0.750% on the next $250     0.375% on the next $250
                            million; 0.725% on the      million; 0.350% on the
                            next $250 million; 0.700%   next $250 million; 0.325%
                            over $1 billion             over $1 billion

Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250    1.10%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion

AIM Capital Appreciation    0.80%                       0.375%                      1.25%
Portfolio

MFS Total Return            0.80% on the first $600     0.375% on the first $600    1.25%
Portfolio*+                 million; 0.775% on the      million; 0.350% on the
                            next $300 million; 0.75%    next $300 million; 0.325%
                            on the next $600 million;   on the next $600 million;
                            0.725% on the next $1       0.300% on the next $1
                            billion; 0.675% in excess   billion; 0.250% in excess
                            of $2.5 billion             of $2.5 billion

Pioneer Strategic Income    0.75%                       0.35%                       1.25%
Portfolio

                            ADVISORY FEE PAID TO THE    SUBADVISORY FEE PAID BY
                                    ADVISER             THE ADVISER TO SUBADVISER
                            (AS A PERCENTAGE OF DAILY     (AS A PERCENTAGE OF
FUND                               NET ASSETS)              DAILY NET ASSETS)       EXPENSE CAP
-------------------------   -------------------------   -------------------------   -----------
Salomon Brothers            0.80%                       0.375%                      1.50%
Strategic Total Return
Bond Portfolio

Strategic Equity            0.80%                       0.450% on the first $250    1.25%
Portfolio                                               million; 0.400% on the
                                                        next $500 million;
                                                        0.350% over $750 million

Travelers Managed Income    0.65%                       0.30%                       1.25%
Portfolio

Van Kampen Enterprise       0.70%                       0.325%                      1.25%
Portfolio

Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire       0.35%
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire       0.35%
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (November 1, 2004 for MFS Total Return Portfolio, December 1, 2004 for Pioneer Fund Portfolio) were as follows:

                                                   SUBADVISORY FEE PAID
                            ADVISORY FEE PAID TO       BY TAMIC TO
                                   TAMIC               SUBADVISER
                            (AS A PERCENTAGE OF    (AS A PERCENTAGE OF
FUND                         DAILY NET ASSETS)       DAILY NET ASSETS)
-------------------------   --------------------   --------------------
Equity Income                               0.75%                  0.45%
Large Cap                                   0.75%                  0.45%
Mondrian International                     0.825%                 0.475%
Stock (formerly Lazard
International Stock)
MFS Mid Cap Growth                          0.80%                 0.370%
MFS Value                                  0.750%                 0.375%
Mercury Large Cap Core                     0.800%                 0.375%
(formerly Merrill Lynch
Large Cap Core)
Pioneer Fund                               0.750%                 0.375%
MFS Total Return                            0.80%                 0.375%

+ The fee schedule stated above for MFS Mid Cap Growth Portfolio went into effect on February 25, 2005. For the MFS portfolios the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assets of (1) the MFS Mid Cap Growth Portfolio, (2) the MFS Value Portfolio, and (3) the MFS Total Return Portfolio of the Trust is used. Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth Portfolio were as follows:

Average Daily Net Assets        Advisory Fee
First $600 million                     0.800%
Next $300 million                      0.775%
Next $600 million                      0.750%
Next $1 billion                        0.725%
Over $2.5 billion                      0.675%

++ From September 1, 2004 to May 1, 2005, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets     Advisory Fee     Subadvisory Fee
First $100 million                  0.825%              0.475%
Next $400 million                   0.775%              0.425%
Next $500 million                   0.725%              0.375%
Over $1 billion                     0.700%              0.350%

# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

The investment advisory fees paid to TAMIC (Smith Barney Fund Management LLC ("SBFM") for Pioneer Fund Portfolio, for 2002) by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Convertible Securities...............   $         561,951   $         353,452   $         292,925

Disciplined Mid Cap Stock............   $       1,237,113   $         910,327   $         813,596

Equity Income........................   $       2,383,119   $       1,732,205   $       1,487,573

Federated High Yield.................   $         520,768   $         404,314   $         272,519

Federated Stock......................   $         196,073   $         175,132   $         216,557

Large Cap............................   $       1,848,132   $       1,473,633   $       1,611,925

Mondrian International Stock.........   $       1,264,681   $         867,230   $         918,645

MFS Mid Cap Growth...................   $       1,593,939   $       1,275,200   $       1,505,346

MFS Value............................   $         293,439   $         252,534   $         239,112

Mercury Large Cap Core...............   $         920,627   $         855,069   $       1,067,422

Pioneer Fund.........................   $         217,848   $         104,521   $         183,378

Travelers Quality Bond...............   $         642,159   $         688,640   $         582,525

U.S. Government Securities...........   $         680,899   $         770,679   $         550,096

Zero Coupon Bond Fund (Series 2005)..   $           5,282   $           6,840   $           6,090

Travelers Managed Income/(1)/........   $       1,738,738   $       1,493,297   $       1,371,366

     1.   Fiscal Year ends October 31.

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUNDS                                   DECEMBER 31, 2004   DECEMBER 31, 2003        DECEMBER 31, 2002
-----                                   -----------------   -----------------        -----------------
Disciplined Mid Cap Stock............   $         618,556   $         455,159        $         406,798
Equity Income........................   $       1,403,410   $       1,002,193        $         894,504
Federated High Yield.................   $         316,717   $         239,353        $         167,704
Federated Stock......................   $         117,228   $         103,938        $         129,934
Large Cap............................   $       1,092,489   $         868,599        $         992,245
Mondrian International Stock.........   $         705,410   $         488,248        $         528,917
MFS Mid Cap Growth...................   $         741,211   $         582,713        $         705,631
MFS Value............................   $         144,604   $         123,833        $         119,556
Mercury Large Cap Core...............   $         425,500   $         400,811/(2)/   $         500,354
Pioneer Fund.........................   $         107,093   $          52,260/(3)/   $             N/A/(4)/

     2. Prior to November 17, 2003, MFS served as the subadviser to the Fund. From November 17, 2003 to December 31, 2003, TAMIC paid $14,865 to MILM. For the period ended November 17, 2003 TAMIC paid $385,946 to MFS.
     3. Subadvisery fees paid to Pioneer for the period from May 1, 2003 to December 31, 2003.
     4.   Prior to May 1, 2003 the Fund did not have a subadviser.

The investment advisory fees paid to TIA by each Fund for which it acts as investment adviser during the last three fiscal years were:

                                        FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUNDS                                   OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
-----                                   -----------------   -----------------   -----------------
Strategic Equity.....................   $       4,309,824   $       4,111,462   $       5,709,381
AIM Capital Appreciation.............   $       1,666,629   $       1,325,641   $       1,695,527
Van Kampen Enterprise................   $         626,777   $         659,761   $         999,136
MFS Total Return.....................   $       8,720,765   $       7,184,052   $       6,883,931
Salomon Brothers Strategic Total
 Return Bond                            $         151,616   $         182,258   $         137,716
Pioneer Strategic Income.............   $         739,126   $         759,584   $         862,138

Under an expense cap agreement, TAMIC has agreed to reimburse each of the portfolios of the Trust for which it serves as adviser (except Travelers Managed Income Portfolio, with which it has a voluntary fee waiver) for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. TAMIC may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004, the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                     2004         2003         2002
------                                 ----------   ----------   ----------
Convertible Securities.............    $        0   $        0   $    6,833
Disciplined Mid Cap Stock..........    $        0   $        0   $        0
Equity Income......................    $        0   $        0   $        0
Federated High Yield...............    $        0   $        0   $        0
Federated Stock....................    $        0   $        0   $        0
Large Cap..........................    $        0   $        0   $        0
Mondrian International Stock.......    $        0   $        0   $        0
MFS Mid Cap Growth.................    $        0   $        0   $        0
MFS Value..........................    $   55,171   $   26,185   $   44,292
Mercury Large Cap Core.............    $        0   $        0   $        0
Travelers Quality Bond.............    $        0   $        0   $        0
U.S. Government Securities.........    $        0   $        0   $        0
Zero Coupon Bond Fund (Series 2005)    $   77,605   $   69,291   $   68,397

Under a voluntary fee waiver arrangement, the advisers have agreed to waive their fees to the extent that the aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, for each of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, MFS Total Return Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio exceed the expense limits shown on the previous table of each Portfolio's average net assets for the year. Each of these voluntary expense limitations shall be in effect until it is terminated by the adviser and notice to shareholders is provided by supplement to the then-current Prospectus or SAI. For the year ended October 31, 2004, the advisers waived a portion of their fee for the Portfolios of the Fund as follows:

                                                          FISCAL YEAR ENDED
FUNDS                                                      OCTOBER 31, 2004
------                                                    ------------------
Strategic Equity .....................................    $            1,741
AIM Capital Appreciation .............................    $            1,741
Van Kampen Enterprise ................................    $            1,704
MFS Total Return .....................................    $            1,741
Salomon Brothers Strategic Total Return Bond .........    $            1,741
Pioneer Strategic Income .............................    $            1,741
Travelers Managed Income .............................    $            1,741

                             THE PORTFOLIO MANAGERS

AIM CAPITAL APPRECIATION

DESCRIPTION OF COMPENSATION STRUCTURE. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     . Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     . Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     . Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     . Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     . Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

The Fund is managed by the following portfolio managers from AIM Capital Management, Inc.:

NAME                            BUSINESS EXPERIENCE

Larry Sachnowitz                Senior Portfolio Manager (lead manager), AIM
(since September 16, 2005)      Capital Management, Inc. and/or its affiliates
                                since 1987

Kirk L. Anderson                Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1994

James G. Birdsall               Portfolio Manager, AIM Capital Management, Inc.
(since September 16, 2005)      and/or its affiliates since 1995

Robert J. Lloyd                 Portfolio Manager, AIM Capital Management, Inc.
(since May 1, 2003)             and/or its affiliates since 2000; trader for
                                American Electric Power from 1997 to 2000

                             OTHER MANAGED ACCOUNTS

                            As of September 30, 2005

AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER          MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------
Larry Sachnowitz             14 Registered Mutual Funds with $19,111,981,950 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Kirk L. Anderson             15 Registered Mutual Funds with $13,037,601,113 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

James G. Birdsall            13 Registered Mutual Funds with $13,035,932,377 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

Robert J. Lloyd              6 Registered Mutual Funds with $9,789,085,540 in
                             total assets under management

                             1 Unregistered Pooled Investment Vehicle with $66,460,398 in total assets under management

                             227 Other Accounts with $33,569,868 in total assets under management/1/

----------
1 These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the funds it manages have adopted procedures for allocating portfolio transactions across multiple accounts.

     . With respect to securities transactions for the Fund, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     . Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the funds managed by it have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CONVERTIBLE SECURITIES, TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES, ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005), SALOMON BROTHERS STRATEGIC TOTAL RETURN AND TRAVELERS MANAGED INCOME

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date SaBAM became an indirect wholly owned subsidiary of Legg Mason. SaBAM and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

POTENTIAL CONFLICTS OF INTEREST. Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

The CAM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for its investment advisers and the individuals that they employ. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Convertible Securities Portfolio is co-managed by Peter Luke and Kent Bailey. Mr. Luke is a director of SaBAM and is the senior portfolio manager for convertible strategies and a sector manager for balanced strategies. He has 38 years of industry experience. Prior to joining SaBAM in July 2001, he was the convertibles portfolio manager at General Motors Investment Management Corp. Mr. Bailey is a vice president at SaBAM and is a co-manager for convertible strategies and a sector manager for balanced strategies. He has seven years of industry experience and joined SaBAM in April 2001. Prior to joining SaBAM in April 2001, he worked as a convertible analyst at Morgan Stanley.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                     September 30, 2005      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
P. Luke             a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

K. Bailey           a) 2                   a) $ 130,755,346        0
                    b) 0                   b) 0
                    c) 2                   c) $ 785,690,108

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a managing director of SaBAM and is a senior portfolio manager responsible for managing U.S. investment grade portfolios. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Fund                 (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Travelers Quality   a) 0                   a) 0                    a) None
Bond                b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

U.S. Government     a) 0                   a) 0                    a) None
Securities          b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

Zero Coupon Bond    a) 0                   a) 0                    a) None
                    b) 0                   b) 0                    b) None
                    c) 5                   c) 426 million          c) None

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

Salomon Brothers Strategic Total Return Bond Portfolio is managed by David Scott, Roger Lavan and Peter Wilby.

David Scott, FIA
Managing Director

Head of Traditional Investment Group responsible for the traditional global bond product
22 years of industry experience
Joined SaBAM Limited in April 1994
Salomon Brothers Asset Management Limited Investment Policy Committee Member J.P. MORGAN INVESTMENT MANAGEMENT - responsible for global and non-dollar portfolios
MERCURY ASSET MANAGEMENT - responsible for captive insurance portfolios and products
THE WYATT COMPANY - Consultant, advising companies on pension and employee related benefit issues
Fellow of the Institute of Actuaries
BSc in Mathematics and Economics from Nottingham University

Roger M. Lavan, CFA
Managing Director

Senior Portfolio Manager responsible for U.S. Governments, mortgage and asset-backed securities
20 years of industry experience
Joined Salomon Brothers Asset Management Inc in May 1990
Salomon Brothers Asset Management Investment Policy Committee Member
SALOMON BROTHERS INC - research and analyst of institutional investment grade fixed income portfolios
Member, CFA Institute
Member of the New York Society of Security Analysts
BS in Management from the State University of New York and MBA from Fordham University

Peter J. Wilby, CFA
Managing Director, Chief Investment Officer - North American Fixed Income

Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets debt and high yield fixed income portfolios Salomon Brothers Asset Management Investment Policy Committee Member
22 years of industry experience
Joined Salomon Brothers Asset Management Inc in 1989
PRUDENTIAL INVESTMENT CO. - Fixed Income Portfolio Manager specializing in high yield debt securities;
Director of credit research unit, responsible for all corporate and sovereign credit research; credit Analyst
Certified Public Accountant
Member, Citigroup Asset Management Executive Committee
Member, New York Society of Security Analysts
Member, Council on Foreign Relations
Member, CFA Institute
BBA and MBA in Accounting from Pace University


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
D. Scott            a) 5                   a) 1.75 billion         0
                    b) 20                  b) 1.41 billion
                    c) 24                  c) 3.13 billion

R. Lavan            a) 16                  a) 6.89 billion         0
                    b) 4                   b) 0.40 billion
                    c) 4                   c) 1.87 billion

P. Wilby            a) 33                  a) 18.61 billion        0
                    b) 15                  b) 1.91 billion
                    c) 47                  c) 7.79 billion

TRAVELERS MANAGED INCOME PORTFOLIO

Travelers Managed Income Portfolio is co-managed by Gene Collins and Kurt Lin.

Gene Collins
Senior Vice President

Senior portfolio manager responsible for managing U.S. investment grade portfolios 32 years of industry experience, in a broad base of domestic and foreign fixed income, mortgage backed, equity, and derivative securities Member of The Bond Club of New York
MA in Economics from the University of Toledo; studied for a PhD at the University of Rochester in Economics

Kurt Lin
Vice President

Senior Portfolio Manager responsible for managing U.S. investment grade portfolios and structured products
In addition to portfolio management, Kurt trades corporate bonds, derivatives and currencies
Joined the firm in 1997
SMITH BARNEY - senior derivatives trader
CITIBANK - traded interest rate derivatives for five years
BANK OF MONTREAL as a derivatives salesperson
BS in Economics and an MBA in Finance from New York University

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
G. Collins          a) 4                   a) 0.52 billion         0
                    b) 0                   b) 0
                    c) 16                  c) 2.88 billion

K. Lin              a) 4                   a) 0.52 billion         0
                    b) 2                   b) 0.06 billion
                    c) 10                  c) 2.81 billion

As of November 2005, none of the Portfolio Managers of the Funds held any shares in any of the Funds.

FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are:
Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated senior management's assessment of the team's contribution.

Nathan H. Kehm became the Fund's portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to

December 1997. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Investment Product Performance score is calculated with an equal weighting of: each account managed by the portfolio manager, as well as certain additional accounts for which Mr. Kehm provides research and analytical support.


                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Mark Durbiano*      a) 8 funds             a) $4,339.09 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 3 portfolios        b) $462.95 million      based on the performance of
                                                                   the account.
                    c) 4 accounts          c) $166.17 million

Nathan H. Kehm*     a) 7 funds             a) $4,213.88 million    *None of the Accounts has
                                                                   an advisory fee that is
                    b) 1 fund              b) $59.82 million       based on the performance of
                                                                   the account.
                    c) 2 accounts          c) $126.80 million

* Dollar value range of shares owned in the Fund: none.

FEDERATED STOCK PORTFOLIO

Kevin R. McCloskey is the portfolio manager of the fund. William Dierker is named as the back-up portfolio manager of the Fund and is not responsible for day-to-day management of the Fund.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

Kevin McCloskey is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced
Scorecard: Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Customer Satisfaction, and Financial Success. The total Balanced

Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

As noted below, Mr. McCloskey is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

William Dierker, the back-up portfolio manager, joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Kevin McCloskey*    a) 2 funds             a) $1,681.40 million    None of the Accounts has an
                                                                   advisory fee that is based
                    b) 0                   b) None                 on the performance of the
                                                                   account.
                    c) 8 accounts          c) $300.83 million

* Dollar value range of shares owned in the Fund: none.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history are excluded.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

FMR PORTFOLIOS: EQUITY INCOME PORTFOLIO, LARGE CAP PORTFOLIO AND STRATEGIC EQUITY PORTFOLIO

The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the Russell 3000 Value (for the Equity Income Portfolio) and the S&P 500 Index, and the fund's pre-tax investment performance within the Lipper Equity Income Objective (for the Equity Income Portfolio) and the Lipper Growth (VIP) Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

Stephen Dufour is the portfolio manager of Equity Income Portfolio and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Dufour as of December 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  5                       0                     19

NUMBER OF ACCOUNTS MANAGED WITH             0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            14,216                   720                    159
(IN MILLIONS)

ASSETS MANAGED WITH                         0                       0                      0
PERFORMANCE-BASED ADVISORY FEES

* Includes Equity Income Portfolio.

The dollar range of shares of Equity Income Portfolio beneficially owned by Mr. Dufour as of December 31, 2004 was $0.

Bahaa Fam is the portfolio manager of Large Cap Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Fam as of January 31, 2005:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                       2                      19

NUMBER OF ACCOUNTS MANAGED WITH             2                      none                   none
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            $132                     $372                   $162
(IN MILLIONS)

ASSETS MANAGED WITH                       $127                     none                   none
PERFORMANCE-BASED ADVISORY FEES

The dollar range of shares of Large Cap Portfolio beneficially owned by Mr. Fam as of May 2, 2005 was $0.

Adam Hetnarski is the portfolio manager of Strategic Equity Portfolio and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The following table provides information relating to other accounts managed by Mr. Hetnarski as of October 31, 2004:

                                   REGISTERED INVESTMENT   OTHER POOLED INVESTMENT   OTHER ACCOUNTS
                                        COMPANIES*                VEHICLES
                                   ---------------------   -----------------------   --------------
NUMBER OF ACCOUNTS MANAGED                  3                        0                     0

NUMBER OF ACCOUNTS MANAGED WITH             1                        0                     0
PERFORMANCE-BASED ADVISORY FEES

ASSETS MANAGED                            6,310                      0                     0
(IN MILLIONS)

ASSETS MANAGED WITH                        530                       0                     0
PERFORMANCE-BASED ADVISORY FEES

* Includes Strategic Equity Portfolio ($508.9 million in assets).

As of October 31, 2004, Mr. Hetnarski was the beneficial owner of no shares of Strategic Equity Portfolio.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May 1, 2005, when Mondrian assumed sub-advisory responsibility for the Fund, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Scheme

All portfolio managers are members of the Mondrian defined contribution pension scheme where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Scheme is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Scheme provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Fiona Barwick       a) 2                   a) $1,595 million       **
                    b) 0                   b) $0 million
                    c) 10                  c) $1,952 million

Elizabeth Desmond   a) 12                  a) $3,054 million       **
                    b) 3                   b) $1,232 million
                    c) 13                  c) $5,725 million

Clive Gillmore      a) 12                  a) $4,570 million       **
                    b) 0                   b) $0 million
                    c) 14                  c) $1,504 million

Nigel May           a) 6                   a) $2,597 million       **
                    b) 0                   b) $0 million
                    c) 18                  c) $5,825 million

David Tilles        **                     **                      **

** Please note that Mondrian Investment Partners Limited implements common strategies and holdings that are applied to all similar mandates. Though accounts have named portfolio managers the strategy followed reflects the inputs from the entire team of investment professionals and resultant portfolios consistently follow these recommendations. David Tilles, as Chief Investment Officer, has overall responsibility for monitoring consistency. This process seeks to ensure commonality between funds and timely implementation and maintenance of all accounts.

In turn compensation for individual investment professionals is part of company wide team compensation and is not directly related to individual portfolios but is linked primarily to an individual's contribution to the overall research process. Performance, together with the number of accounts and assets in accounts, affect the bonus pool for the whole team of investment professionals and do not directly affect compensation of individuals.

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
David Sette-Ducati  a) 14                  a) $11,692,151,585      a) None
                    b) 0                   b) 0                    b) None
                    c) 6                   c) $119,356,221         c) None

Eric Fischman       a) 13                  a) $11,326,129,985      a) None
                    b) 0                   b) 0                    b) None
                    c) 1                   c) $35,101,489          c) None

MFS VALUE PORTFOLIO

The Fund is managed by Steven R. Gorham, a Senior Vice President of the adviser. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992.

                      Number of Other
                     Accounts Managed by      Assets in Other
                      Manager(s) as of        Accounts Managed     For Accounts Listed
                      December 31, 2004      by Manager by Type     Where the Manager's
                     by Type of Account:      of Account: (a)      Compensation is Based
                       (a) Registered      Registered Investment     on the Account's
                     Investment Company;    Company; (b) Other       Performance, the
                      (b) Other Pooled       Pooled Investment      Number of Accounts
                    Investment Vehicles;    Vehicles; (c) Other      and Assets in the
Portfolio Manager    (c) Other Accounts.         Accounts                Accounts
-----------------   --------------------   ---------------------   ---------------------
Steven Gorham       a) 23                  a)$30,440,856,090       a) None
                    b) 3                   b)$668,040,520          b) None
                    c) 25                  c)$3,678,416,023        c) None

MFS TOTAL RETURN PORTFOLIO

The Fund is managed by a team of portfolio managers comprised of Brooks Taylor, Senior Vice President of the adviser and lead portfolio manager, Alan Langsner, Vice President of the adviser, Kenneth Enright, Senior Vice President of the adviser, Michael Roberge, Executive Vice President of the adviser, Steven R. Gorham, a Senior Vice President of the adviser, Richard Hawkins, Senior Vice President of the adviser, and William Douglas, Vice President of the adviser. Brooks Taylor has been portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Langsner has been a portfolio manager of the fund since 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the adviser since 1986. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996, and was promoted to Chief Fixed Income Officer and Director of Fixed Income Portfolio Management in 2004. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Hawkins has been a portfolio manager of the fund since 2005 and has been employed in the investment management area of the adviser since 1988. Mr. Douglas joined the investment management area of the adviser as portfolio manager in 2004. Prior to joining MFS, Mr. Douglas was Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP.

                         Registered Investment       Other Pooled Investment
                              Companies                     Vehicles                   Other Accounts
                      ----------------------------   --------------------------   ---------------------------
                       Number of     Total Asset*    Number of    Total Assets    Number of     Total Assets
Portfolio Manager      Accounts          $           Accounts          $          Accounts           $
------------------    -----------   --------------   ---------   --------------   ----------   --------------
Alan Langsner             17        26,507,068,969     None                   0      None                   0

Brooks Taylor              8        22,441,878,093     None                   0      None                   0

Kenneth Enright           17        26,507,068,969     None                   0       1         1,005,322,940

Michael Roberge           11        24,218,140,884      1            46,107,249       2            65,238,336

Steven Gorham             22        33,000,913,467      2           919,879,417       24        3,555,978,497

Richard O. Hawkins        11        24,614,512,091     None                   0      None                   0

William Douglas            8        22,441,878,093     None                   0      None                   0

*Includes the Fund

With respect to the accounts identified in the table above, Steven Gorham manages 2 pooled investment vehicles and 24 other accounts with assets totaling $919 million and $3.6 billion, respectively, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

No portfolio manager owns any shares of the Fund.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms.

The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Potential Conflicts of Interest. MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund--for instance, those that pay a higher advisory fee and/or have a performance fee.

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

The Fund is managed by Bob Doll. Since September of 2001, Mr. Doll has been President and Chief Investment Officer of MLIM. He is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Fund, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

Number of Other Accounts Managed
by Manager(s) as of December 31,
2004 by Type of Account: (a)            Assets in Other Accounts Managed by          For Accounts Listed Where the Manager's
Registered Investment Company; (b)      Manager by Type of Account: (a) Registered   Compensation is Based on the Account's
Other Pooled Investment Vehicles; (c)   Investment Company; (b) Other Pooled         Performance, the Number of Accounts
Other Accounts.                         Investment Vehicles; (c) Other Accounts      and Assets in the Accounts
-------------------------------------   ------------------------------------------   ---------------------------------------
a) 13                                   a) $5,439,585,763                            a) 0

b) 3                                    b) $794,620,067                              b) 0

c) 2                                    c) $134,765,032                              c) 0

The portfolio manager owned no shares of the fund as of the fiscal year December 31, 2004.

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM: The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY: Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION: MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS: Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS: A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. PMs therefore have a direct incentive to protect ML's reputation for integrity.

OTHER BENEFITS: Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM, L.P. and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) a member of a portfolio management team owns an interest in one fund or account he or she manages and not another.

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
John Carey            a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 8                  c) $262,534,000                              c) 0           c) $

Walter Hunnewell      a) 6                  a) $9,258,163,000          None              a) 1           a) $7,238,272,000
                      b) 2                  b) $678,541,000                              b) 0           b) $
                      c) 10                 c) $263,319,000                              c) 0           c) $

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
J. Rodman Wright      a) 4                  a) $5,001,608,000          None              a) 2           a) $6,368,549,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 4                  c) $37,217,000                               c) 0           c) 0

Sean Gavin            a) 1                  a) $845,818,000            None              a) 1           a) $2,223,727,000
                      b) 2                  b) $699,182,000                              b) 0           b) 0
                      c) 2                  c) $91,900                                   c) 0           c) 0

The portfolio managers owned no shares of the Fund as of December 31, 2004.

PIONEER STRATEGIC INCOME PORTFOLIO

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

Other Accounts Managed by the Portfolio Manager. The table below indicates, for the portfolio manager of the Fund, information about the accounts other than the Fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of

December 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                        Number of Other                                 For Accounts
                       Accounts Managed                                 Listed Where
                      by Manager(s) as of                               the Manager's
                       December 31, 2004    Assets in Other Accounts    Compensation      Number of
                      by Type of Account:    Managed by Manager by     is Based on the    Accounts
                        (a) Registered        Type of Account: (a)        Account's      Managed for
                          Investment         Registered Investment      Performance,        which
                      Company; (b) Other       Company; (b) Other       the Number of    Advisory Fee
                       Pooled Investment       Pooled Investment        Accounts and          is        Assets Managed for
                      Vehicles; (c) Other     Vehicles; (c) Other       Assets in the    Performance-   which Advisory Fee
Portfolio Manager         Accounts.                Accounts              Accounts          Based        is Performance-Based
------------------    -------------------   ------------------------   ---------------   ------------   --------------------
Kennet Taubes         a) 3                  a) $605,981,000            None              0              N/A
                      b) 1                  b) $240,223,000
                      c) 5                  c) $20,091,850


The portfolio manager owned no shares of the Fund as of December 31, 2004.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PIONEER FUND, PIONEER MID CAP VALUE, PIONEER STRATEGIC INCOME

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

DISCIPLINED MID CAP PORTFOLIO AND STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO

On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO became an indirect wholly owned subsidiary of Legg Mason. TIMCO and all portfolio management personnel have retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading


                                             Years with   Years in     Years of
Name               Title/Responsibilities      Firm      Position    Experience
----------------   -----------------------  -----------  ----------  -----------
Dan Willey         Director , President &        10          10          25
                   CEO/Senior Portfolio
                   Manager

John Lau, CFA      Director / Portfolio          9           9           10
                   Manager

Alex Romeo, CFA    Vice President /              6           6           6
                   Portfolio Manager

DANIEL WILLEY
Director, President of TIMCO Asset Management, Inc. (TIMCO)
..Responsible for all investment activities including, portfolio management, research and trading
..25 years of industry experience
..Joined TIMCO in 1994
..TIMCO - Portfolio Manager and Head Equity Trader for quantitative equity strategies
..SHAWMUT NATIONAL BANK - Head Equity Trader
..OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader ..BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst ..TUCKER ANTHONY - Registered Representative
..BLYTH EASTMAN DILLION - Registered Representative
..Member of the Security Traders Association of Connecticut
..BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
..Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development. ..10 years of experience
..Joined TIMCO in 1995

..United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
..Member, Association for Investment Management & Research (AIMR)
..Member, American Finance Association
..Member, New York Society of Financial Analysts
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

ALEXANDER ROMEO, CFA
Vice President
..Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
..6 years of experience
..Joined TIMCO in 1998
..General Dynamics - Systems Engineer
..Structured Technology Corporation - Software Developer
..End2End - Program Manager
..Member, Association of Investment Management and Research (AIMR)
..Member, Stamford Society of Investment Analysts, Inc. (SSIA)
..NASD Licensed (Series 3, Series 7 and Series 63)
..MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

PORTFOLIO MANAGER COMPENSATION. Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
Dan Willey                a) 13                                a) $4,659,389,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0

                          c) 11                                c) $1,360,007,279            c) 0

Alexander Romeo           a) 3                                 a) $1,116,733,093            a) 0

Disciplined Mid Cap       b) 0                                 b) 0                         b) 0
Account MDEF
                          c) 0                                 c) 0                         c) 0

Dan Willey                a) 14                                a) $4,845,590,093            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 11                                c) $1,360,007,279            c) 0

John Lau                  a) 5                                 a) $2,611,931,128            a) 0

New Small Cap Growth &    b) 0                                 b) 0                         b) 0
New Small Cap Value
                          c) 8                                 c) $1,171,462,578            c) 0

MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO, MODERATE-AGGRESSIVE, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE PORTFOLIOS

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang serve as the Portfolio Managers.

Robert Wang, Managing Director, Senior portfolio. Manager for global asset allocation and global quantitative equity products responsible for implementation, risk control and product management; member of the DeAM Americas Investment Committee and DeAM Global IGAP Oversight Committee: New York. Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. BS in economics from The Wharton School, University of Pennsylvania

Christine Johnson, CFA Director. Product specialist for Advanced Research and Quantitative Strategies: New York. Joined the Company in 1993, formerly serving as a relationship manager for institutional clients, a senior consultant in the Asset Consulting group, and as a performance analyst. BA from Pace University; MBA from Fordham University

Inna Okounkova, Director. Global Asset Allocation portfolio manager: New York. Joined the Company in 1999 as quantitative analyst, becoming associate portfolio manager in 2001. MS from Moscow State University; MBA from University of Chicago Graduate School of Business.

Joe Wong, CFA, Vice President. Quantitative analyst for the Advanced Research and Quantitative Strategies Group: New York. Joined the Company in 1997, previously serving as quantitative analyst in Sydney office, after 5 years of experience as consultant to Equitilink Investment Management and quantitative analyst at Macquarie Investment Management Ltd. BEc from Macquarie University, Australia; MComm from University of NSW, Australia

PORTFOLIO MANAGER COMPENSATION. The Subadvisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

     . Scudder Investments' performance and the performance of Deutsche Asset Management;

     . Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

     . Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                   NUMBER OF
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       COMPANY     TOTAL ASSETS OF
                   REGISTERED   OF REGISTERED    ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGER            COMPANIES      COMPANIES        BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     34          2,928,736,703.34  0              0

Robert Wang        34          2,928,736,703.34  0              0

Inna Okounkova     12          754,902,261.70    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                   NUMBER OF
                                                    POOLED
                                                  INVESTMENT
                   NUMBER OF     TOTAL ASSETS       VEHICLE     TOTAL ASSETS OF
                     POOLED       OF POOLED      ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO  INVESTMENT     INVESTMENT      PERFORMANCE-     BASED FEE
MANAGERS            VEHICLES      VEHICLES         BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ----------------
Janet Campagna     7           478,714,795.70    0              0

Robert Wang        7           478,714,795.70    0              0

Inna Okounkova     2           317,196,143.87    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

OTHER ACCOUNTS MANAGED:

                                                   NUMBER OF
                                                     OTHER      TOTAL ASSETS OF
                   NUMBER OF                     ACCOUNTS WITH    PERFORMANCE-
NAME OF PORTFOLIO    OTHER     TOTAL ASSETS OF    PERFORMANCE      BASED FEE
     MANAGER        ACCOUNTS    OTHER ACCOUNTS     BASED FEE       ACCOUNTS
-----------------  ----------  ----------------  -------------  ---------------
Janet Campagna     40          6,692,460,383.69  3              79,719,403.54

Robert Wang        40          6,692,460,383.69  3              79,719,403.54

Inna Okounkova     8           408,569,683.42    0              0

Christine Johnson  0           0                 0              0

Joe Wong           0           0                 0              0

The portfolio managers owned no shares of the fund as of December 31, 2004.

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000. Mr. Bales joined Janus in 1991 and was a research co-analyst from 1993 to 1997.

                                                                Assets in Other Accounts
                               Number of Other Accounts          Managed by Manager by
                             Managed by Manager(s) as of          Type of Account: (a)      For Accounts Listed Where the
                            December 31, 2004 by Type of         Registered Investment        Manager's Compensation is
                          Account: (a) Registered Investment       Company; (b) Other          Based on the Account's
                              Company; (b) Other Pooled             Pooled Investment        Performance, the Number of
                            Investment Vehicles; (c) Other        Vehicles; (c) Other        Accounts and Assets in the
Portfolio Manager                     Accounts.                        Accounts                      Accounts
----------------------    ----------------------------------   --------------------------   -----------------------------
TIMCO (see information
under Disciplined Mid
Cap above)

Janus - William H. Bales  a) 2                                 a) $1,650,635,355

                          b) 0                                 b) none

                          c) 0                                 c) None

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted

Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Small-Cap Growth Funds.

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

The Fund is managed by the following portfolio managers from Dreman Value
Management:

                    LENGTH OF INVESTMENT
NAME & TITLE        EXPERIENCE             BUSINESS EXPERIENCE

David Dreman,       Over 30 Years          Chairman & Chief Investment
Portfolio Manager                          Officer of Dreman Value
                                           Management LLC & predecessor
                                           Firms since 1977

Nelson Woodard      Over 20 Years          Managing Director and Senior
Portfolio Manager                          Portfolio
                                           Manager of Dreman Value
                                           Management LLC since 2001

PORTFOLIO MANAGERS COMPENSATION - DREMAN VALUE MANAGEMENT LLC:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

     (i) Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

     (ii) Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

     (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

          (i) Ability to work well with other members of the investment professional team and mentor junior members

          (ii) Contributions to the organizational overall success with new product strategies

          (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund's portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

FUND OWNERSHIP BY PORTFOLIO MANAGERS: The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund or its affiliates, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of February 28, 2005.

NAME OF PORTFOLIO   DOLLAR RANGE OF FUND  DOLLAR RANGE OF SCUDDER FUND
     MANAGER            SHARES OWNED             SHARES OWNED

David N. Dreman             None                    None

Nelson Woodard              None                    None

CONFLICTS OF INTEREST: In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

                                                  NUMBER OF
                                                 INVESTMENT
                    NUMBER OF  TOTAL ASSETS OF     COMPANY     TOTAL ASSETS OF
                   REGISTERED    REGISTERED     ACCOUNTS WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER        COMPANIES     COMPANIES        BASED FEE      ACCOUNTS

David N. Dreman       13        $9.0 billion        None           None

Nelson Woodard         2        $2.9 billion        None           None

OTHER POOLED INVESTMENT VEHICLE MANAGED:

                                                  NUMBER OF
                                                   POOLED
                   NUMBER OF   TOTAL ASSETS OF   INVESTMENT    TOTAL ASSETS OF
                     POOLED        POOLED       VEHICLES WITH   PERFORMANCE
NAME OF PORTFOLIO  INVESTMENT    INVESTMENT      PERFORMANCE     BASED FEE
    MANAGER         VEHICLES      VEHICLES        BASED FEE      ACCOUNTS

David N. Dreman        2        $46 million         None           None

Nelson Woodard         0           None             None           None

OTHER ACCOUNTS MANAGED:

                                                  NUMBER OF
                   NUMBER OF   TOTAL ASSETS OF      OTHER      TOTAL ASSETS OF
NAME OF PORTFOLIO    OTHER     OTHER ACCOUNTS   ACCOUNTS WITH   PERFORMANCE
    MANAGER         ACCOUNTS                     PERFORMANCE     BASED FEE
                                                  BASED FEE      ACCOUNTS

David N. Dreman       99        $2.2 billion        None            None

Nelson Woodard        13         $79 million        None            None

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

VAN KAMPEN ENTERPRISE

The Fund's portfolio is managed within the Subadviser's Enterprise team. Current members of the team include Sandip Bhagat, Managing Director of the Subadviser, Feng Chang, Kevin Jung, Leah Modigliani, and Hooman Yaghoobi, Executive Directors of the Subadviser.

Sandip Bhagat, who is the Fund's lead portfolio manager, has worked for the subadviser since July 2004 and has managed the Fund since November 15, 2004. Prior to that, he was President and Chief Investment Office of Travelers Investment Management Company. Feng Chang has worked for the subadviser since August 2004 and has managed the Fund since November 15, 2004. Prior to that, he was a Quantitative Research Analyst for Travelers Investment Management Company. Kevin Jung has worked for the subadviser since September 1997 and has managed the Fund since November 15, 2004. Leah Modigliani has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004. Hooman Yaghoobi has worked for the subadviser since July 1995 and has managed the Fund since November 15, 2004.

Sandip Bhagat and Feng Chang are the lead portfolio managers of the Fund. Leah Modigliani, Kevin Jung, and Hooman Yaghoobi are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The composition of the team may change without notice from time to time.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2004, Sandip Bhagat managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Feng Chang managed 2 mutual funds with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Kevin Jung managed 9 mutual funds with a total of $6,466,307,341 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Leah Modigliani managed 3 mutual funds with a total of $1,966,714,861 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

As of October 31, 2004, Hooman Yaghoobi managed 2 mutual fund with a total of $1,801,094,811 in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.
                                    _____

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     .    Cash Bonus;

     .    Morgan Stanley's Equity Incentive Compensation Program (EICP)
          ____________________________________________________________________
          awards--a mandatory program that defers a portion of discretionary
          ______
          year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     .    Investment Management Deferred Compensation Plan (IMDCP) awards--a
          _______________________________________________________________
          mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     .    Select Employees' Capital Accumulation Program (SECAP) awards--a
          _____________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     .    Voluntary Equity Incentive Compensation Program (VEICP) awards--a
          ______________________________________________________________
          voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     . Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five- year periods.

     . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     .    Contribution to the business objectives of the Investment Adviser.

     .    The dollar amount of assets managed by the portfolio manager.

     .    Market compensation survey research by independent third parties.

     .    Other qualitative factors, such as contributions to client objectives.

     . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2004, none of the portfolio managers beneficially owned securities in the Fund.

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

          (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

          (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

          (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

          (4) take such steps as are necessary to implement the investment programs approved by the Board; and

          (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, and Pioneer (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

     . the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

     .    the efficiency with which the transaction is effected;

     . the ability to effect the transaction at all where a large block is involved;

     . the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

     .    the financial strength and stability of the broker.

     . Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIA, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FEMCOPA, FMR, AIM Capital, VKAM, SaBAM, or Pioneer). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

The Trust's Board of Trustees has determined that agency transactions in equity securities for the Trust may be executed through any broker-dealer affiliate (each, an "Affiliated Broker") if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the Trust as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the Trust a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. No adviser may deal with an Affiliated Broker in any transaction in which the Affiliated Broker acts as principal.

The Trust Board has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any Affiliated Broker must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board and to maintain records in connection with such reviews.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are minimal brokerage commissions to report for Funds that buy bonds.

                                                                                   TOTAL PORTFOLIO
                                                                                    TRANSACTIONS
                                                                                   ASSOCIATED WITH
                                                                                  BROKERS PROVIDING  COMMISSION PAID
                                                                                  RESEARCH SERVICES  TO SUCH BROKERS
FUNDS                                       2004          2003          2002           IN 2004           IN 2004
--------------------------------------  ------------  ------------  ------------  -----------------  ---------------
Convertible Securities Portfolio .....  $      3,994  $      3,609  $      8,124
Disciplined Mid Cap Stock Portfolio ..  $    476,925  $    333,417  $    251,013  $     116,864,453  $       169,973
Equity Income Portfolio ..............  $  1,097,077  $  1,056,970  $    667,858
Federated High Yield Portfolio .......  $         31  $        319
Federated Stock Portfolio ............  $     26,283  $     30,640  $     22,838  $       4,751,746  $         7,615
Large Cap Portfolio ..................  $    382,463  $    374,572  $    501,377
Mondrian International Stock
 Portfolio ...........................  $    317,337  $    145,321  $    226,959  $      50,375,389  $        83,398
MFS Mid Cap Growth Portfolio .........  $    562,777  $    543,840  $  1,345,721
ML Large Cap Core ....................  $     88,809  $    402,652  $    445,351
MFS Value Portfolio ..................  $     29,564  $     54,947  $     51,658
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
Pioneer Fund Portfolio ...............  $     14,868  $     31,527  $     48,103
Zero Coupon Bond Fund Portfolio
 (Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
LARGE CAP
_________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          7,474                      2.00%                      4.02%
                             2002  $         16,196                      3.23%                      6.32%
CITIGROUP GLOBAL             2004  $            168                      0.04%                      0.04%

EQUITY INCOME
_____________
FIDELITY CAPITAL MARKETS..   2004                --                        --                         --
                             2003  $          9,743                      0.92%                      2.11%
                             2002  $         16,495                      2.47%                      5.32%

                                                                                % OF FUND'S AGGREGATE
                                                                                   DOLLAR AMOUNT OF
                                                           % OF TOTAL           TRANSACTIONS INVOLVING
                                     $ AMOUNT OF     COMMISSIONS PAID BY EACH    COMMISSIONS EFFECTED
AFFILIATED BROKER            YEAR  COMMISSIONS PAID     FUND FOR EACH YEAR     THROUGH AFFILIATED BROKER
--------------------------   ----  ----------------  ------------------------  -------------------------
MERCURY LARGE CAP CORE
______________________
CITIGROUP GLOBAL             2004                --                        --                         --
                             2003  $            245                      0.06%                      0.06%
                             2002                --                        --                         --

MFS MID CAP GROWTH
__________________
SALOMON SMITH BARNEY         2004                --                        --                         --
                             2003                --                        --                         --
                             2002  $             20                     0.001%                     0.002%
PIONEER FUND
____________
CITIGROUP GLOBAL MKTS        2004  $            326                       2.2%                       2.8%
                             2003  $            322                      1.05%                      0.42%
                             2002                --                        --                         --

For the fiscal year ended December 31, 2004, the Funds held the following securities issued by its regular brokers or dealers:

CONVERTIBLE SECURITIES PORTFOLIO      D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

DISCIPLINED MID CAP PORTFOLIO         D= DEBT / E= EQUITY                    MARKET VALUE
-----------------------------------   -------------------                    ---------------
The Bear Stearns Cos., Inc.                    E                             $       693,150

ML LARGE CAP PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            8,000            $       312,080

EQUITY INCOME PORTFOLIO               D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E            113,800          $     6,807,803
JPMorgan Chase & Co.                           E            105,728          $     4,124,449
The Charles Schwab Corp.                       E            262,940          $     3,144.762
Morgan Stanley                                 E            37,400           $     2,076,448
The Goldman Sachs Group, Inc.                  E            27,900           $     2,902,716
Lehman Brothers Holding Inc.                   E            19,400           $     1,697,112

FEDERATED HIGH YIELD PORTFOLIO        D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

FEDERATED STOCK PORTFOLIO             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           E            29,900           $     1,166,399
Morgan Stanley                                 E            13,000           $       721,760
The Goldman Sachs Group, Inc.                  E            4,300            $       447,372
Merrill Lynch & Co., Inc.                      E            6,000            $       358,620
Wachovia Corp.                                 E            6,700            $       352,420

MONEY MARKET PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

LARGE CAP PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 E            88,400           $     4,907,968
Bank of America                                E            66,600           $     3,129,534
Wells Fargo & Co.                              E            38,100           $     2,367,915
JPMorgan Chase & Co.                           E            52,296           $     2,040,067

MONDARIAN INTERNATIONAL STOCK
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Credit Suisse Group                            E                             $     4,651,388

MFS MID CAP GROWTH PORTFOLIO          D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

MFS VALUE PORTFOLIO                   D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Bank of America Corp.                          E            41,578           $     1,953,750
The Goldman Sachs Group, Inc.                  E            14,130           $     1,470,085
JPMorgan Chase & Co.                           E            24,670           $       962,377
PNC Financial Services Group, Inc.             E            10,200           $       585,888
Mellon Financial Corp.                         E            15,760           $       490,294
Merrill Lynch & Co., Inc.                      E            6,030            $       360,413
Wells Fargo & Co.                              E            5,590            $       347,418
Lehman Brothers Holdings, Inc.                 E            2,800            $       244,944
Franklin Resources, Inc.                       E            2,600            $       181,090

QUALITY BOND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
JPMorgan Chase & Co.                           D                             $     4,718,560
Credit Suisse Group                            D                             $     3,556,272
UBS                                            D                             $     3,061,923
Banc of America                                D                             $     2,792,453
The Goldman Sachs Group, Inc.                  D                             $     2,152,271
Merrill Lynch & Co., Inc.                      D                             $     2,099,137
Lehman Brothers Holdings, Inc.                 D                             $     1,284,629
Morgan Stanley                                 D                             $     1,116,941
Bank of America Corp.                          D                             $     1,045,507

U.S. GOVERNMENT SECURITIES
PORTFOLIO                             D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Morgan Stanley                                 D                             $    10,120,417
UBS                                            D                             $     5,992,759
JPMorgan Chase & Co.                           D                             $     4,982,116
CS First Boston Corp.                          D                             $     2,676,594

PIONEER FUND PORTFOLIO                D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
Merrill Lynch & Co., Inc.                      E                             $       358,979

ZERO COUPON BOND PORTFOLIO            D= DEBT / E= EQUITY   PAR/SHARES       MARKET VALUE
-----------------------------------   -------------------   --------------   ---------------
None

The Trust newly commenced operation of seven Funds (Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio ) that it acquired from the Travelers Series Fund Inc. as of July 1, 2005. Shown below are the amounts of total commissionable transactions for the year ended October 3, 2004 and brokerage commissions paid by the former company for the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004 on behalf of the Predecessor Funds, the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. The Trust has provided all the relevant information obtained from the predecessor funds, and in the future will provide any additional required data as from the date of acquisition of the new Funds.

Brokerage Business Placed With CGM

                                                                                  % OF FUND'S AGGREGATE      TOTAL SOFT DOLLAR
                                                           $ AMOUNT OF TOTAL         DOLLAR AMOUNT OF       COMMISSIONS PAID TO
                                  $ AMOUNT OF TOTAL          COMMISSIONABLE       TRANSACTIONS INVOLVING      BROKERS PROVIDING
                                    COMMISSIONABLE       TRANSACTIONS DIRECTED      COMMISSIONS EFFECTED    RESEARCH SERVICES IN
FUND                             TRANSACTIONS IN 2004           TO CGM                  THROUGH CGM                 2004
--------------------------       --------------------    ---------------------    ----------------------    --------------------
AIM Capital
Appreciation                     $        328,652,352    $          72,846,228                     22.17%   $             40,657
Travelers Managed Income         $                  0                       --                        --                      --
SB Strategic Total
Return Bond                      $            106,762                        0                        --    $                  0
MFS Total Return                 $      1,010,743,949                        0                        --    $                  0
Pioneer Strategic Income         $             33,489                        0                        --    $                  0
Strategic Equity                 $      2,160,980,023                        0                        --    $                  0
Van Kampen Enterprise            $        281,686,198    $          20,896,333                      7.42%   $                  0

Total brokerage commissions paid by Predecessor Funds:

                                                                  % OF TOTAL
                                                              COMMISSIONS PAID BY
FUNDS                                           2004           EACH FUND FOR 2004          2003              2002
---------------------------------------
AIM Capital Appreciation                  $        361,794                  0.110%   $        296,245   $        373,339
Travelers Managed Income                  $              0                     --    $              0   $              0
Salomon Brothers Strategic Total Return   $              0                  0.000%   $              0   $              0
MFS Total Return                          $      1,436,664                  0.142%   $        958,988   $      1,145,750
Pioneer Strategic Income                  $            115                  0.345%   $          3,340   $            154
Strategic Equity                          $      3,130,217                  0.145%   $      2,059,774   $      2,777,976
Van Kampen Enterprise                     $        337,420                  0.120%   $        373,475   $        440,646

Commissions paid by Predecessor Funds to CGM

FUNDS                                       2004                             2003                               2002
--------------------------
                              Commissions      Percentage of     Commissions    Percentage of      Commissions     Percentage of
                              paid to CGM          total         paid to CGM        total          paid to CGM         total
                                                commissions                      commissions                        commissions
                                                   paid                             paid                                paid
AIM Capital Appreciation    $         48,222           13.33%    $       3,883           1.31%     $      14,893             3.99%
Travelers Managed Income                  --                                                               --                  --
Salomon Brothers Strategic
Total Return                              --                                                               --                  --
MFS Total Return            $              0            0.00%    $           0           0.00%     $          55             0.00%
Pioneer Strategic Income    $              0            0.00%    $           0           0.00%     $           0             0.00%
Strategic Equity            $              0            0.00%    $      55,189           2.68%     $     164,769             5.93%
Van Kampen Enterprise       $         30,012            8.89%    $      24,297           6.51%     $      39,993             9.08%

For the fiscal year ended October 31, 2004, the Predecessor Funds held the following securities issued by the regular broker-dealers:

AIM CAPITAL APPRECIATION PORTFOLIO     D= DEBT / E= EQUITY      MARKET VALUE
----------------------------------     -------------------     --------------
JPMorgan Chase & Co.                             E             $    2,053,520
Bank of America Securities                       E             $    2,015,550
Goldman Sachs & Co.                              E             $      875,582


MANAGED INCOME PORTFOLIO               D= DEBT / E= EQUITY       MARKET VALUE
-------------------------              -------------------     --------------
UBS Paine Webber                                 D             $    5,202,880
JPMorgan Chase & Co.                             D             $    2,561,798
Wachovia Securities                              D             $    2,416,534
CS First Boston                                  D             $    2,302,268
Goldman Sachs & Co.                              D             $    2,283,134
Merrill Lynch, Pierce, Fenner & Smith            D             $    2,015,458
Lehman Brothers                                  D             $    1,696,597
Bank of America Securities                       D             $    1,578,681


SB STRATEGIC TOTAL RETURN BOND         D= DEBT / E= EQUITY      MARKET VALUE
------------------------------         -------------------     --------------
Morgan Stanley                                   D             $       84,655
Bear Stearns                                     D             $       84,457
Bank of America Securities                       D             $       82,293
JPMorgan Chase & Co.                             D             $       79,152
Lehman Brothers                                  D             $       24,903


MFS TOTAL RETURN                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Merrill Lynch, Pierce, Fenner & Smith            D             $    1,360,525
Merrill Lynch, Pierce, Fenner & Smith            E             $   14,323,228
Goldman Sachs & Co.                              D             $    2,131,580
Goldman Sachs & Co.                              E             $    6,481,274
Bank of America Securities                       D             $    3,123,896
Bank of America Securities                       E             $   23,411,375
Bear Stearns                                     D             $      508,883
Morgan Stanley                                   D             $    1,879,502
Morgan Stanley                                   E             $    6,192,108
Lehman Brothers                                  D             $    1,587,553

Wachovia Securities                              D             $      863,189
Wachovia Securities                              E             $    2,189,845
CS First Boston                                  D             $    4,115,061
JPMorgan Chase & Co.                             D             $    2,020,899
JPMorgan Chase & Co.                             E             $   23,305,059
Deutsche Bank                                    D             $    1,236,360


PIONEER STRATEGIC INCOME               D= DEBT / E= EQUITY      MARKET VALUE
------------------------               -------------------     --------------
CS First Boston                                  D             $       70,609
Morgan Stanley                                   D             $      875,824
Merrill Lynch                                    D             $       99,873


STRATEGIC EQUITY                       D= DEBT / E= EQUITY      MARKET VALUE
----------------                       -------------------     --------------
Morgan Stanley                                   E             $   11,132,511
Goldman Sachs & Co.                              E             $    7,594,936
Bank of America Securities                       E             $    2,561,988
Wachovia Securities                              E             $      994,042


VAN KAMPEN ENTERPRISE                  D= DEBT / E= EQUITY      MARKET VALUE
---------------------                  -------------------     --------------
Bank of America Securities                       E             $    1,813,995
JPMorgan Chase & Co.                             E             $    1,225,550
Merrill Lynch                                    E             $      965,526

                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook. A higher portfolio turnover rate may result in higher transaction costs, including brokerage commissions.

FUND                                          2004     2003
----                                          ----     ----
Convertible Securities Portfolio...........     32%      44%
Disciplined Mid Cap Stock..................     91%      61%

FUND                                          2004     2003
----                                          ----     ----
Equity Income..............................    119%     141%
Federated High Yield.......................     38%      57%
Federated Stock............................     31%      41%
Large Cap..................................     56%      60%
Lazard International Stock.................     59%      44%
MFS Mid Cap Growth.........................     81%      98%
MFS Value Portfolio........................     47%      57%
ML Large Cap Core..........................    136%     182%
Travelers Quality Bond.....................      90     191%
U.S. Government Securities.................    150%     143%
Pioneer Fund Portfolio.....................     19%      98%
Zero Coupon Bond Fund, 2005................      0%       0%
Strategic Equity...........................    213%     167%
AIM Capital Appreciation...................     71%      49%
Van Kampen Enterprise......................    157%     123%
MFS Total Return...........................     66%      49%
Salomon Brothers Strategic Total Return....     42%      68%
Travelers Managed Income...................    123%     163%
Pioneer Strategic Income...................     56%     141%

                               FUND ADMINISTRATION

TIA acts as administrator to the TIA Portfolios. The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, Inc., acts as administrator to all the TAMIC Portfolios, except Travelers Managed Income Portfolio, for which TAMIC is the administrator. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Funds. The administrators pay State Street, as sub-administrator, a fee calculated for each Fund according to the following fee schedule:

         AVERAGE ASSETS                      ANNUAL FEE EXPRESSED IN BASIS POINTS: 1/100 OF 1%
         --------------                      -------------------------------------------------
         First $100 Million / Fund                                    0.0335%
         Next $100 Million / Fund                                       0.02%
         Thereafter up to $12.5 Billion in assets                       0.01%
         Assets exceeding $12.5 Billion                                0.001%
         Minimum / Fund                                       $       40,000

Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Funds until June 30, 2005. The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                     2004           2003           2002
------                                ------------   ------------   ------------
Convertible Securities Portfolio...   $     56,195   $     35,345   $     29,293
Disciplined Mid Cap Stock .........   $    106,038   $     78,028   $     69,737
Equity Income .....................   $    119,813   $     41,808             --
Federated High Yield ..............   $     48,071   $     37,321   $     25,156
Federated Stock ...................   $      8,823   $     16,813   $     20,789
Large Cap .........................   $     47,929   $     29,926             --
Lazard International Stock ........   $     92,801   $     63,071   $     66,811

MFS Mid Cap Growth ................   $    119,546   $     95,640   $    112,901
MFS Value .........................   $     23,475   $     20,203   $     19,129
ML Large Cap Core .................   $     69,784   $     64,365   $     80,057
Travelers Quality Bond ............   $    119,176   $    127,802   $    108,109
U.S. Government Securities ........   $    126,365   $    143,027   $    103,175
Pioneer Fund Portfolio ............   $     17,428   $     13,786   $     16,927
Zero Coupon Bond Fund (Series 2005)   $      3,169   $      4,104   $      3,654
AIM Capital Appreciation ..........   $    208,329   $    165,705   $    211,799
Travelers Managed Income ..........             --             --             --
Salomon Brothers Strategic Total
 Return ...........................   $     18,952   $     22,782             --
MFS Total Return ..................   $  1,090,101   $    898,007   $    860,334
Pioneer Strategic Income ..........   $     98,550   $    101,278   $    114,868
Strategic Equity ..................   $    538,728   $    513,933   $    713,673
Van Kampen Enterprise .............   $     89,540   $     94,252   $    142,730

Prior to July 1, 2003, the Trust, or behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2002 and 2003, the Fund administration fees for Large Cap Portfolio were $79,138 and $33,429, respectively and for Equity Income Portfolio were $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 29 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material

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conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

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Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     . no more than 55% of a Fund's total assets may be represented by any one investment
     .    no more than 70% by any two investments
     .    no more than 80% by any three investments
     .    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years prior to the expiration of the applicable carryforward.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      995,983           2010

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                                                             EXPIRATION DATES:
               FUND                            AMOUNT           DECEMBER 31,
----------------------------------------   --------------    -----------------
  Convertible Securities Portfolio         $      139,166           2011
    Federated High Yield Portfolio         $    4,648,588           2009
    Federated High Yield Portfolio         $    6,217,956           2010
    Federated High Yield Portfolio         $    1,599,086           2011
        Federated Stock Portfolio          $      776,231           2011
            Large Cap Portfolio            $   34,154,428           2009
            Large Cap Portfolio            $   52,058,326           2010
            Large Cap Portfolio            $   14,415,260           2011
Mondrian International Stock Portfolio     $    3,632,501           2009
Mondrian International Stock Portfolio     $   22,825,140           2010
Mondrian International Stock Portfolio     $    7,456,114           2011
Merrill Lynch Large Cap Core Portfolio     $   38,357,682           2009
Merrill Lynch Large Cap Core Portfolio     $   38,835,384           2010
      MFS Mid Cap Growth Portfolio         $    7,213,977           2009
      MFS Mid Cap Growth Portfolio         $  221,143,577           2010
          Pioneer Fund Portfolio           $      389,670           2009
          Pioneer Fund Portfolio           $   12,362,910           2010
          Pioneer Fund Portfolio           $    1,284,282           2011
  Travelers Quality Bond Portfolio         $    1,232,729           2011
  Travelers Quality Bond Portfolio         $      452,203           2012

As of October 31, 2004, the following Funds have capital loss "carryforwards" as indicated below.

                                                             EXPIRATION DATES:
               FUND                            AMOUNT           OCTOBER 31,
----------------------------------------   --------------    -----------------
Salomon Brothers Strategic Total Return    $      759,000           2007
            Bond Portfolio
Salomon Brothers Strategic Total Return    $      938,000           2008
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       42,000           2009
            Bond Portfolio
Salomon Brothers Strategic Total Return    $       20,000           2010
            Bond Portfolio
  AIM Capital Appreciation Portfolio       $   27,595,000           2009
  AIM Capital Appreciation Portfolio       $   25,304,000           2010
  AIM Capital Appreciation Portfolio       $   11,887,000           2011
  Pioneer Strategic Income Portfolio       $    1,028,000           2006
  Pioneer Strategic Income Portfolio       $    5,086,000           2007
  Pioneer Strategic Income Portfolio       $    3,077,000           2008
  Pioneer Strategic Income Portfolio       $    7,414,000           2009
  Pioneer Strategic Income Portfolio       $   11,399,000           2010
  Pioneer Strategic Income Portfolio       $    2,263,000           2011
      Strategic Equity Portfolio           $  231,371,000           2010
    Van Kampen Enterprise Portfolio        $   27,341,000           2009
    Van Kampen Enterprise Portfolio        $   34,688,000           2010
    Van Kampen Enterprise Portfolio        $    8,209,000           2011
        Travelers Managed Income           $    4,796,000           2011
        Travelers Managed Income           $      533,000           2012

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard,

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


withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

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


INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Funds' "average annual total return" figures that are in the prospectuses are computed according to a formula prescribed by the SEC. The calculations assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The figures do not reflect the fees and expenses associated with the variable contract for which these Funds are investment options. The performance of the Funds will vary in response to fluctuations in market conditions, interest rates, the composition of the Funds' investments, and expenses. These figures are historical and are not a guarantee of future performance.

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P (1+T)/n/ =ERV
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

Only the Adviser's or, as applicable, the Subadviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Adviser of the Subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Subadviser prior to the Subadviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving

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


portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. In addition, approximately the third week after the end of each calendar quarter, the Trust publishes the quarterly percentage portfolio holdings for each of the Portfolios of the Trust. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                              FINANCIAL STATEMENTS

Except for the Strategic Equity, AIM Capital Appreciation, Van Kampen Enterprise, MFS Total Return, Salomon Brothers Strategic Total Return Bond, Travelers Managed Income and Pioneer Strategic Income Portfolios, whose fiscal year end is October 31st, the Funds' fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, was the independent auditor selected to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

KPMG LLP is not independent of MetLife, Inc., so, as of July 1, 2005, it no longer serves as the independent registered public accounting firm for the Trust. Deloitte & Touche LLP, 200 Berkeley St., Boston MA 02116, has been retained as the independent registered public accounting firm for the Trust.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by MetLife, Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

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


State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Sullivan & Worcester serves as Fund counsel. It is located at 1666 K Street, NW, Washington, DC 20006.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

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                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

     (1)  High Grade

     (2)  Investment Grade

     (3)  Medium Grade

     (4)  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

     1. AAA: An issue that is rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. AA: An issue that is rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. A: An issue that is rated A is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. BAA: An issue that is rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. BA: An issue that is rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     6. B: An issue that is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     7. CAA: An issue that is rated CAA is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     8. CA: An issue that is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     9. C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

     a.   Likelihood of default

     b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     c.   Nature of and provisions of the obligation; and

     d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

     1. AAA-- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. AAA -- Bonds that are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds that are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high-grade bonds. AA bonds are rated lower than AAA bonds because margins of protection may not be as large as in AAA securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds that are rated BAA are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA -- Bonds that are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

     Fitch ratings are as follows--

     1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA" Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

     3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

     7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     8. CC-- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     9.   C-- Bonds are in imminent default in payment of interest or principal.

     10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD", "DD," or "D" categories.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
________________________________________________________________________________

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the subadviser. This appendix includes the policies and procedures the subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from a subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368 and (2) on the SEC's website at www.sec.gov.
                                                               ___________

                                 TIMCO AND SABAM
                      PROXY VOTING POLICIES AND PROCEDURES

TIMCO and SaBAM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Legg Mason, Inc. ("Legg Mason"). On June 24, 2005, Citigroup and Legg Mason announced that Citigroup would sell substantially all of its worldwide asset management business to Legg Mason. The transaction subsequently was closed on December 1, 2005, on which date TIMCO and SaBAM became indirect wholly owned subsidiaries of Legg Mason. TIMCO and SaBAM and all portfolio management personnel retained their advisory roles with the Funds and the names of the entities involved in the transaction have remained unchanged.

CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of

CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                      FIDELITY FUND PROXY VOTING GUIDELINES
                         (FUNDS SUB-ADVISED BY FMR CO.)
                                   MARCH 2004

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity Income Portfolio and Large Cap Portfolio. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

     Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

     For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

  .  Whether the repricing proposal excludes senior management and directors;

  . Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

  . Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

  . Whether the restricted stock award exchange proposal excludes senior management and directors;

  . Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

  . Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

  . The company's relative performance compared to other companies within the relevant industry or industries;

  . Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  . Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

     B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.  Unusual Increases in Common Stock:

     A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

     B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

     A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.  Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

     A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

     B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

     C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

     D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI. Executive Compensation

     FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

     A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX. Incorporation or Reincorporation in Another State or Country

     Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                               FEDERATED INVESTORS
                             PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

           President of the Advisers (Keith Schappert)

           Vice Chairman of the Advisers (J. Thomas Madden)

           Chief Investment Officer for Global Equity (Stephen Auth)

           Director of Global Equity Research of the Advisers (Curtis R. Gross)

           Senior Portfolio Manager (William C. Dierker)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

     . The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

     . The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

     . IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

     . If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

     . IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an "affiliated person" based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

               1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

               2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

               3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

               4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                    . That the Advisers have a significant business relationship with the Interested Company;

                    .    The proposals regarding which proxies were cast;

                    . Any material communications between the Advisers and the Interested Company regarding the proposal; and

                    . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

               5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                               FEDERATED INVESTORS
                            PROXY VOTING POLICIES AND
                                    PRACTICES

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Passport Research, Ltd., Passport Research II, Ltd. and Federated Advisory Services Company (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

     . In favor of the full slate of directors nominated in an uncontested election;

     . In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

     . In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

     . In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

     . In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

     . In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

     . Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

     . In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

     . In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

     .    In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

     . In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

     . Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

     . Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

     . In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

     . If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

     . If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

     .    If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                  FEBRUARY 2005

INTRODUCTION

Mondrian Investment Partners Limited("MIP") is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Head of Compliance. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides MIP with its own proxy voting guidelines, MIP will forward the client's guidelines to ISS who will follow the steps above to vote the client's proxies pursuant to the client's guidelines.

The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

     . there are concerns about the accounts presented or audit procedures used; or

     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

     . there are serious concerns about the accounts presented or the audit procedures used;

     .    the auditors are being changed without explanation; or

     . non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

     . there are serious concerns about the statutory reports presented or the audit procedures used;

     . questions exist concerning any of the statutory auditors being appointed; or

     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     .    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

     .    Adequate disclosure has not been met in a timely fashion;

     .    There are clear concerns over questionable finances or restatements;

     .    There have been questionable transactions with conflicts of interest;

     . There are any records of abuses against minority shareholder interests; and

     .    the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Generally vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Generally vote FOR discharge of the board and management, unless:

     . there are serious questions about actions of the board or management for the year in question; or

     .    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
__________________

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
___________________

Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

     .    clear evidence of past abuse of the authority is available; or

     .    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Generally vote FOR mergers and acquisitions, unless:

     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

RE-INCORPORATION PROPOSALS:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

                        MERRILL LYNCH INVESTMENT MANAGERS
                             PROXY VOTING GUIDELINES
                                DECEMBER 17, 2002

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,/2/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA")./3/ When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies./4/

In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts./5/

----------

/1/ In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.
/2/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).
/3/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/4/ Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.
/5/ To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties./6/ As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./7/

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote./8/ All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

II.  COMMITTEE MEMBERSHIP

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

----------

/6/ If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).
/7/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.
/8/ The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

Securities on Loan. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).9 MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan unless the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

Voting Proxies for Foreign Companies. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM Affiliates. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------

/9/ SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

     A.   BOARDS OF DIRECTORS

     These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

          VOTE and DESCRIPTION
     A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business voted to implement or renew a "dead-hand" poison pill ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years fail to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.
     A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
     A.3  FOR proposals to declassify Boards of Directors
     A.4  AGAINST proposals to classify Boards of Directors
     A.5  AGAINST proposals supporting cumulative voting
     A.6  FOR proposals eliminating cumulative voting
     A.7  FOR proposals supporting confidential voting
     A.8  FOR proposals seeking election of supervisory board members
     A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

     A.10 AGAINST proposals for term limits for directors A.11 AGAINST proposals to establish a mandatory retirement age for directors
     A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
     A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
     A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.
     A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors
     A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
     A.17 FOR proposals to elect account inspectors
     A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
     A.19 FOR proposals permitting shareholder ability to nominate directors directly
     A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
     A.21 FOR proposals permitting shareholder ability to remove directors directly
     A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

     B.   Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     The Committee's general policy is to vote:

     B.1  FOR approval of independent auditors, except for
          . auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent
          . auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation
          . on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company
     B.2  FOR proposal seeking authorization to fix the remuneration of auditors
     B.3  FOR approving internal statutory auditors

     C.   Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

     The Committee's general policy is to vote:

     C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
     C.2  FOR proposals to eliminate retirement benefits for outside directors
     C.3 AGAINST proposals to establish retirement benefits for outside directors
     C.4 FOR proposals approving the remuneration of directors or of supervisory board members
     C.5  AGAINST proposals to reprice stock options
     C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.
     C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
     C.8  AGAINST proposals seeking to pay outside directors only in stock
     C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

     D.   Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     The Committee's general policy is to vote:

     D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights
     D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
     D.3  FOR proposals approving share repurchase programs
     D.4  FOR proposals to split a company's stock
     D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

     E.   Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

     The Committee's general policy is to vote:

     E.1  AGAINST proposals seeking to adopt a poison pill
     E.2  FOR proposals seeking to redeem a poison pill
     E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

     E.4  FOR proposals to change the company's name

     F.   Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings.

     The Committee's general policy is to vote:

     F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
     F.2 FOR proposals designating two shareholders to keep minutes of the meeting
     F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
     F.4 FOR proposals approving the discharge of management and the supervisory board
     F.5  FOR proposals approving the allocation of income and the dividend
     F.6 FOR proposals seeking authorization to file required documents/other formalities
     F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
     F.8  FOR proposals appointing inspectors of elections
     F.9  FOR proposals electing a chair of the meeting
     F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet
     F.11 AGAINST proposals to require rotating sites for shareholder meetings

     G.   Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     The Committee's general policy is to vote:

     G.1 AGAINST proposals seeking to have companies adopt international codes of conduct
     G.2  AGAINST proposals seeking to have companies report on:
          .    environmental liabilities;
          .    bank lending policies;
          .    corporate political contributions or activities;
          .    alcohol advertising and efforts to discourage drinking by minors;
          .    costs and risk of doing business in any individual country;
          .    involvement in nuclear defense systems
     G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
     G.4  AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

OVERVIEW
________

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE
____________________

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR
_________________

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS
______________

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST
_____________________

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

     . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING
__________________

In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING
______________

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING
______________

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

     . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     .    Retains a record of the vote cast;

     . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

     .    A record memorializing the basis for each referral vote cast;

     . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE
__________

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP
____________________________

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS
__________

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

PROXY VOTING POLICIES
_____________________

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE
______________

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     .    Corporate name change.

     .    A change of corporate headquarters.

     .    Stock exchange listing.

     .    Establishment of time and place of annual meeting.

     .    Adjournment or postponement of annual meeting.

     .    Acceptance/approval of financial statements.

     . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     .    Approval of minutes and other formalities.

     . Authorization of the transferring of reserves and allocation of income.

     .    Amendments to authorized signatories.

     .    Approval of accounting method changes or change in fiscal year-end.

     .    Acceptance of labor agreements.

     .    Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS
________

We normally vote for proposals to:

     . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     .    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

     .    Seek bids from other auditors.

     . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     .    Indemnify auditors.

Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

     Pioneer will vote for:

     . Audit, compensation and nominating committees composed of independent directors exclusively.

     . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     .    Election of an honorary director.

     We will vote against:

     .    Minimum stock ownership by directors.

     . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     . Requirements for union or special interest representation on the board.

     .    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

     . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

     . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

     . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

     . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     . Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

     . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     .    Contested election of directors.

     . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     .    Mandatory retirement policies.

     . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

     .    Cumulative voting.

     .    Increase ability for shareholders to call special meetings.

     .    Increase ability for shareholders to act by written consent.

     .    Restrictions on the ability to make greenmail payments.

     .    Submitting rights plans to shareholder vote.

     .    Rescinding shareholder rights plans ("poison pills").

     .    Opting out of the following state takeover statutes:

          . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          . Control share cash-out provisions, which require large holders to acquire shares from other holders.

          . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

          . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          .    Fair price provisions.

          .    Authorization of shareholder rights plans.

          .    Labor protection provisions.

          .    Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

     . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     .    Proposals that allow shareholders to nominate directors.

     We will vote against:

     .    Classified boards, except in the case of closed-end mutual funds.

     . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

     .    Classes of shares with unequal voting rights.

     .    Supermajority vote requirements.

     . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     .    Extension of advance notice requirements for shareholder proposals.

     . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

     .    Changes in par value.

     .    Reverse splits, if accompanied by a reduction in number of shares.

     . Share repurchase programs, if all shareholders may participate on equal terms.

     .    Bond issuance.

     .    Increases in "ordinary" preferred stock.

     . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     .    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

     . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     . Increase in authorized common stock. We will make a determination considering, among other factors:

          .    Number of shares currently available for issuance;

          . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

          .    Proposed use of the additional shares; and

          . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     .    Proposals to submit private placements to shareholder vote.

     .    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

     .    401(k) benefit plans.

     . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

          .    Amendments to performance plans to conform with OBRA;

          .    Caps on annual grants or amendments of administrative features;

          .    Adding performance goals; and

          .    Cash or cash-and-stock bonus plans.

     . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     .    Require that option repricings be submitted to shareholders.

     .    Require the expensing of stock-option awards.

     . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

     . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                    DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                    B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                    C = SHARES GRANTED BUT UNEXERCISED AND
                    D = SHARES OUTSTANDING.

          .    The plan must not:

               . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

          . We are generally in favor of proposals that increase participation beyond executives.

     .    All other employee stock purchase plans.

     . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

     . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     .    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

     .    Limits on executive and director pay.

     .    Stock in lieu of cash compensation for directors.

Corporate Governance

     Pioneer will vote for:

     .    Confidential Voting.

     . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     . Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

     . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     . Bundled proposals. We will evaluate the overall impact of the proposal.

     .    Adopting or amending the charter, bylaws or articles of association.

     . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

     . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     .    Limitations on stock ownership or voting rights.

     .    Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS
__________________________

     Pioneer will vote on the following and similar issues on a case-by-case basis:

     .    Mergers and acquisitions.

     . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     .    Debt restructurings.

     .    Conversion of securities.

     .    Issuance of shares to facilitate a merger.

     .    Private placements, warrants, convertible debentures.

     . Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS
____________

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

     .    Establishment of new classes or series of shares.

     .    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

     . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     .    Approval of new or amended advisory contracts.

     .    Changes from closed-end to open-end format.

     .    Authorization for, or increase in, preferred shares.

     .    Disposition of assets, termination, liquidation, or mergers.

     . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES
_____________

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

     . Conduct studies regarding certain issues of public concern and interest;

     . Study the feasibility of the company taking certain actions with regard to such issues; or

     . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                                   APPENDIX B
                                   __________

--------------------------------------------------------------------------------

                          JANUS CAPITAL MANAGEMENT LLC

                             PROXY VOTING PROCEDURES
                                  DECEMBER 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are

----------
/1/ All references to portfolio managers include assistant portfolio managers.

processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          JANUS CAPITAL MANAGEMENT LLC
                             PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES
_________________________

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

     1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.
     2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
               a. attend less than 75% of the board and committee meetings without a valid excuse;
               b. ignore shareholder proposals that are approved by a majority of the shares outstanding;
               c. are non-independent directors and sit on the audit, compensation or nominating committees;
               d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or
               e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).
     3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
     5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
     7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
     8. Janus will generally vote against proposals advocating classified or staggered boards of directors.
     9. Janus will generally vote with management regarding proposals to declassify a board.
     10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

     Auditors
     ________

     11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.
     12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
     13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

     In addition, Janus will generally oppose plans that:
               a.   provide for repricing of underwater options;
               b. provide for automatic replenishment ("evergreen") or reload options; and/or
               c. create an inconsistent relationship between long term share performance and compensation increases.

     Other Compensation Related Proposals
     ____________________________________

     14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.
     15. Janus will generally vote in favor of proposals requiring the expensing of options.
     16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
     17. Janus will generally oppose proposals regarding the repricing of underwater options.
     18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
     19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.
     20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
     21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.
     22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
               a. The parachute should be less attractive than an ongoing employment opportunity with the firm;
               b. The triggering mechanism should be beyond the control of management; and
               c. The amount should not exceed three times base salary plus guaranteed benefits.
     23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
          a. requiring executive officers and directors to hold a minimum amount of stock in the company;
          b. requiring stock acquired through exercised options to be held for a certain period of time; and
          c.   using restricted stock grants instead of options.

     Other Corporate Matters
     _______________________

     24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
     25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
     26. Janus will generally oppose proposals for different classes of stock with different voting rights.

     27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
     28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

     29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

     30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
     31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.
     32.  Janus will evaluate plans of reorganization on a case-by-case basis.*
     33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
     34. Janus will generally vote in favor of proposals regarding changes in company name.
     35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
     36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
     37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").
     38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
     39. Janus will generally vote in favor of proposals to adopt cumulative voting.
     40. Janus will generally vote in favor of proposals to require that voting be confidential.
     41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
     42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
     43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
     44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
     45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  Proxy Voting Procedures

     (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

          (1)  Keep a record of each proxy received

          (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

          (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

          (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

          (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

     In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

     (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

     (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

     (2)  Whether the proposal acts to entrench existing management; and

     (3) Whether the proposal fairly compensates management for past and future performance.

     Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  Conflicts of Interest

     (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

     (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.   Disclosure

          (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain
                            _________________
               information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

          (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

     (1) Copies of these proxy voting policies and procedures and any amendments thereto.

     (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

     (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

     (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004 and March 15, 2005

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

          These policies and procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

  A. VOTING GUIDELINES

1.   General Policy; Potential Conflicts of Interest

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2.   MFS' Policy on Specific Issues

          ELECTION OF DIRECTORS
          _____________________

     MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer:
     (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          CLASSIFIED BOARDS
          _________________

     MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

Non-Salary Compensation Programs

               Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

               MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

               MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

               MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

               MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

               EXPENSING OF STOCK OPTIONS
               __________________________

               While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

               EXECUTIVE COMPENSATION
               ______________________

               MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

               EMPLOYEE STOCK PURCHASE PLANS
               _____________________________

               MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

               "GOLDEN PARACHUTES"
               ___________________

               From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

               ANTI-TAKEOVER MEASURES
               ______________________

               In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

               MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

               MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

               REINCORPORATION AND REORGANIZATION PROPOSALS
               ____________________________________________

               When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          Issuance of Stock

               There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

               REPURCHASE PROGRAMS
               ___________________

               MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

               MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

               CUMULATIVE VOTING
               _________________

               MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

               WRITTEN CONSENT AND SPECIAL MEETINGS
               ____________________________________

               Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

               INDEPENDENT AUDITORS
               ____________________

               MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          Best Practices Standards

               Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

               FOREIGN ISSUERS - SHARE BLOCKING
               ________________________________

               In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

               SOCIAL ISSUES
               _____________

               There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

               The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.   ADMINISTRATIVE PROCEDURES
     _________________________

     1.   MFS PROXY REVIEW GROUP
          ______________________

          The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.   POTENTIAL CONFLICTS OF INTEREST
          _______________________________

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

     3.   GATHERING PROXIES
          _________________

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

     4.   ANALYZING PROXIES
          _________________

          After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (E.G., those involving only uncontested elections of directors and the appointment of auditors)/2/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (E.G., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./3/

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES
          ______________

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and

----------
/2/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

/3/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

     clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.   RECORDS RETENTION

          MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.   REPORTS
          _______

MFS Funds

          Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                         A I M CAPITAL MANAGEMENT, INC.

                          PROXY POLICIES AND PROCEDURES

                          AS AMENDED SEPTEMBER 16, 2004

PROXY POLICIES:

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. BOARDS OF DIRECTORS

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

     . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

     . Attend less than 75 percent of the board and committee meetings without a valid excuse;

     .    Implement or renew a dead-hand or modified dead-hand poison pill;

     .    Sit on the boards of an excessive number of companies;

     . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

     . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry;

     .    Management's track record;

     .    Portfolio manager's assessment;

     .    Qualifications of director nominees (both slates);

     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     .    Background to the proxy contest.

II. INDEPENDENT AUDITORS

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     . It is not clear that the auditors will be able to fulfill their function;

     . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. COMPENSATION PROGRAMS

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. CORPORATE MATTERS

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     . We will generally abstain from shareholder social and environmental proposals.

     . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     . We will generally vote for proposals to lower barriers to shareholder action.

     . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. OTHER

     . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

     AIM's proxy policies, and the procedures noted below, may be amended from time to time.

PROXY COMMITTEE PROCEDURES:

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issueswhere AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

          4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

BUSINESS/DISASTER RECOVERY:

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

RESTRICTIONS AFFECTING VOTING:

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

CONFLICT OF INTEREST:

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

FUND OF FUNDS:

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------
Effective Date:                                             May 5, 2003
--------------------------------------------------------------------------------
Last Revision Date:                                         March 29, 2005
--------------------------------------------------------------------------------

I.   INTRODUCTION

          DEUTSCHE ASSET MANAGEMENT (DEAM)/4/ HAS ADOPTED AND IMPLEMENTED THE FOLLOWING POLICIES AND PROCEDURES, WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ENSURE THAT PROXIES ARE VOTED IN THE BEST ECONOMIC INTEREST OF CLIENTS, IN ACCORDANCE WITH ITS FIDUCIARY DUTIES AND SEC RULE 206(4)-6 UNDER THE INVESTMENT ADVISERS ACT OF 1940. IN ADDITION TO SEC REQUIREMENTS GOVERNING ADVISERS, DEAM'S PROXY POLICIES REFLECT THE FIDUCIARY STANDARDS AND RESPONSIBILITIES FOR ERISA ACCOUNTS SET OUT IN DEPARTMENT OF LABOR BULLETIN 94-2, 29 CFR 2509.94-2 (JULY 29,1994).

     II.  DEAM'S PROXY VOTING RESPONSIBILITIES

          PROXY VOTES ARE THE PROPERTY OF DEAM'S ADVISORY CLIENTS./5/ AS SUCH, DEAM'S AUTHORITY AND RESPONSIBILITY TO VOTE SUCH PROXIES DEPEND UPON ITS CONTRACTUAL RELATIONSHIPS WITH ITS CLIENTS. DEAM HAS DELEGATED RESPONSIBILITY FOR EFFECTING ITS ADVISORY CLIENTS' PROXY VOTES TO INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"), AN INDEPENDENT THIRD-PARTY PROXY VOTING SPECIALIST . ISS VOTES DEAM'S ADVISORY CLIENTS' PROXIES IN ACCORDANCE WITH DEAM'S PROXY GUIDELINES OR DEAM'S SPECIFIC INSTRUCTIONS. WHERE A CLIENT HAS GIVEN SPECIFIC INSTRUCTIONS AS TO HOW A PROXY SHOULD BE VOTED, DEAM WILL NOTIFY ISS TO CARRY OUT THOSE INSTRUCTIONS. WHERE NO SPECIFIC INSTRUCTIONS EXISTS, DEAM WILL FOLLOW THE PROCEDURES IN VOTING THE PROXIES SET FORTH IN THIS DOCUMENT.

          DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES FOR INVESTMENT COMPANIES AND OTHER CLIENTS FOR WHICH IT SERVES AS INVESTMENT ADVISER. WITH RESPECT TO CLIENT ACCOUNTS THAT ARE SUB-ADVISED BY AN AFFILIATED OR UNAFFILIATED INVESTMENT ADVISER, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES, OR SUCH RESPONSIBILITIES MAY BE DELEGATED TO THE SUB-ADVISER. SIMILARLY, DEAM MAY HAVE PROXY VOTING RESPONSIBILITIES WITH RESPECT TO ADVISORY CLIENT ACCOUNTS FOR WHICH IT SERVES AS INVESTMENT SUB-ADVISER.

     III.POLICIES

     1. PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF CLIENTS

----------
/4/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/5/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

          DEAM HAS ADOPTED THE FOLLOWING POLICIES AND PROCEDURES TO ENSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE BEST ECONOMIC INTEREST OF ITS CLIENTS, AS DETERMINED BY DEAM IN GOOD FAITH AFTER APPROPRIATE REVIEW.

2.   THE PROXY VOTING WORKING GROUP

     THE PROXY VOTING WORKING GROUP (THE "PVWG") IS AN INTERNAL WORKING GROUP ESTABLISHED BY DEAM'S INVESTMENT COMMITTEE PURSUANT TO A WRITTEN CHARTER. THE PVWG IS RESPONSIBLE FOR OVERSEEING DEAM'S PROXY VOTING ACTIVITIES,
     INCLUDING:

          (I)  ADOPTING, MONITORING AND UPDATING GUIDELINES, ATTACHED AS EXHIBIT
                                                                         _______
               A (THE "GUIDELINES"), THAT PROVIDE HOW DEAM WILL GENERALLY VOTE
               _
               PROXIES PERTAINING TO A COMPREHENSIVE LIST OF COMMON PROXY VOTING MATTERS;

          (II) VOTING PROXIES WHERE (A) THE ISSUES ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTION OR THE GUIDELINES; (B) THE GUIDELINES SPECIFY THAT THE ISSUES ARE TO BE DETERMINED ON A CASE-BY-CASE BASIS; OR
               (C) WHERE AN EXCEPTION TO THE GUIDELINES MAY BE IN THE BEST ECONOMIC INTEREST OF DEAM'S CLIENTS; AND

          (III)MONITORING THE PROXY DEPARTMENT'S PROXY VOTING ACTIVITIES (SEE BELOW):

     DEAM'S PROXY DEPARTMENT, A UNIT OF DEAM'S ASSET MANAGEMENT OPERATIONS GROUP, IS RESPONSIBLE FOR COORDINATING WITH ISS TO ADMINISTER DEAM'S PROXY VOTING PROCESS AND FOR VOTING PROXIES IN ACCORDANCE WITH ANY SPECIFIC CLIENT INSTRUCTIONS OR, IF THERE ARE NONE, THE GUIDELINES, AND OVERSEEING ISS' PROXY RESPONSIBILITIES IN THIS REGARD.

          3. AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

          COPIES OF THESE POLICIES AND PROCEDURES, AS THEY MAY BE UPDATED FROM TIME TO TIME, ARE MADE AVAILABLE TO CLIENTS AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION. CLIENTS MAY ALSO OBTAIN INFORMATION ON HOW THEIR PROXIES WERE VOTED BY DEAM AS REQUIRED BY LAW AND OTHERWISE AT DEAM'S DISCRETION; HOWEVER, DEAM MUST NOT SELECTIVELY DISCLOSE ITS INVESTMENT COMPANY CLIENTS' PROXY VOTING RECORDS. THE PROXY DEPARTMENT WILL MAKE PROXY VOTING REPORTS AVAILABLE TO ADVISORY CLIENTS UPON REQUEST. THE INVESTMENT COMPANIES' PROXY VOTING RECORDS WILL BE DISCLOSED TO SHAREHOLDERS BY MEANS OF PUBLICLY-AVAILABLE ANNUAL FILINGS OF EACH COMPANY'S PROXY VOTING RECORD FOR 12-MONTH PERIODS ENDED JUNE 30 (SEE "RECORDKEEPING" BELOW).

     IV. PROCEDURES

          THE KEY ASPECTS OF DEAM'S PROXY VOTING PROCESS ARE AS FOLLOWS:

     1.   THE PVWG'S PROXY VOTING GUIDELINES

          The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

          THE PVWG WILL REVIEW THE GUIDELINES AS NECESSARY TO SUPPORT THE BEST ECONOMIC INTERESTS OF DEAM'S CLIENTS AND, IN ANY EVENT, AT LEAST ANNUALLY. THE PVWG WILL MAKE CHANGES TO THE GUIDELINES, WHETHER AS A RESULT OF THE ANNUAL REVIEW OR OTHERWISE, TAKING SOLELY INTO ACCOUNT THE BEST ECONOMIC INTERESTS OF CLIENTS. BEFORE CHANGING THE GUIDELINES, THE PVWG WILL THOROUGHLY REVIEW AND EVALUATE THE PROPOSED CHANGE AND THE REASONS THEREFOR, AND THE PVWG CHAIR WILL ASK PVWG MEMBERS WHETHER ANYONE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT HAS REQUESTED OR ATTEMPTED TO INFLUENCE THE PROPOSED CHANGE AND WHETHER ANY MEMBER HAS A CONFLICT OF INTEREST WITH RESPECT TO THE PROPOSED CHANGE. IF ANY SUCH MATTER IS REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE (SEE BELOW) AND WILL DEFER THE APPROVAL, IF POSSIBLE. LASTLY, THE PVWG WILL FULLY DOCUMENT ITS RATIONALE FOR APPROVING ANY CHANGE TO THE GUIDELINES.

          THE GUIDELINES MAY REFLECT A VOTING POSITION THAT DIFFERS FROM THE ACTUAL PRACTICES OF THE PUBLIC COMPANY(IES) WITHIN THE DEUTSCHE BANK ORGANIZATION OR OF THE INVESTMENT COMPANIES FOR WHICH DEAM OR AN AFFILIATE SERVES AS INVESTMENT ADVISER OR SPONSOR. INVESTMENT COMPANIES, PARTICULARLY CLOSED-END INVESTMENT COMPANIES, ARE DIFFERENT FROM TRADITIONAL OPERATING COMPANIES. THESE DIFFERENCES MAY CALL FOR DIFFERENCES IN VOTING POSITIONS ON THE SAME MATTER. FURTHER, THE MANNER IN WHICH DEAM VOTES INVESTMENT COMPANY PROXIES MAY DIFFER FROM PROPOSALS FOR WHICH A DEAM-ADVISED OR SPONSORED INVESTMENT COMPANY SOLICITS PROXIES FROM ITS SHAREHOLDERS. AS REFLECTED IN THE GUIDELINES, PROXIES SOLICITED BY CLOSED-END (AND OPEN-END) INVESTMENT COMPANIES ARE GENERALLY VOTED IN ACCORDANCE WITH THE PRE-DETERMINED GUIDELINES OF ISS. SEE SECTION IV.3.B.

               2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE PVWG

          THE PROXY DEPARTMENT HEAD WILL REFER TO THE PVWG ALL PROXY PROPOSALS
          (I) THAT ARE NOT COVERED BY SPECIFIC CLIENT INSTRUCTIONS OR THE GUIDELINES; OR (II) THAT, ACCORDING TO THE GUIDELINES, SHOULD BE EVALUATED AND VOTED ON A CASE-BY-CASE BASIS.

          ADDITIONALLY, IF A MEMBER OF THE PROXY DEPARTMENT, THE PROXY DEPARTMENT HEAD, THE PVWG CHAIR OR ANY MEMBER OF THE PVWG, A PORTFOLIO MANAGER, A RESEARCH ANALYST OR A SUB-ADVISER BELIEVES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES MAY NOT BE IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THAT INDIVIDUAL MAY BRING THE MATTER TO THE ATTENTION OF THE PVWG CHAIR AND/OR THE PROXY DEPARTMENT HEAD./6/

          IF THE PROXY DEPARTMENT REFERS A PROXY PROPOSAL TO PVWG OR PVWG DETERMINES THAT VOTING A PARTICULAR PROXY IN ACCORDANCE WITH THE GUIDELINES IS NOT IN THE BEST ECONOMIC INTERESTS OF CLIENTS, THE PVWG WILL EVALUATE AND VOTE THE PROXY, SUBJECT TO THE PROCEDURES BELOW REGARDING CONFLICTS.

          THE PVWG ENDEAVORS TO HOLD MEETINGS TO DECIDE HOW TO VOTE PARTICULAR PROXIES SUFFICIENTLY BEFORE THE VOTING DEADLINE SO THAT THE PROCEDURES BELOW REGARDING CONFLICTS CAN BE COMPLETED BEFORE THE PVWG'S VOTING DETERMINATION.

----------
/6/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

               3.   CERTAIN PROXY VOTES MAY NOT BE CAST

          IN SOME CASES, THE PVWG MAY DETERMINE THAT IT IS IN THE BEST ECONOMIC INTERESTS OF ITS CLIENTS NOT TO VOTE CERTAIN PROXIES. FOR EXAMPLE, IT IS DEAM'S POLICY NOT TO VOTE PROXIES OF ISSUERS SUBJECT TO LAWS OF THOSE JURISDICTIONS THAT IMPOSE RESTRICTIONS UPON SELLING SHARES AFTER PROXIES ARE VOTED, IN ORDER TO PRESERVE LIQUIDITY. IN OTHER CASES, IT MAY NOT BE POSSIBLE TO VOTE CERTAIN PROXIES, DESPITE GOOD FAITH EFFORTS TO DO SO. FOR EXAMPLE, SOME JURISDICTIONS DO NOT PROVIDE ADEQUATE NOTICE TO SHAREHOLDERS SO THAT PROXIES MAY BE VOTED ON A TIMELY BASIS. VOTING RIGHTS ON SECURITIES THAT HAVE BEEN LOANED TO THIRD-PARTIES TRANSFER TO THOSE THIRD-PARTIES, WITH LOAN TERMINATION OFTEN BEING THE ONLY WAY TO ATTEMPT TO VOTE PROXIES ON THE LOANED SECURITIES. LASTLY, THE PVWG MAY DETERMINE THAT THE COSTS TO THE CLIENT(S) ASSOCIATED WITH VOTING A PARTICULAR PROXY OR GROUP OF PROXIES OUTWEIGHS THE ECONOMIC BENEFITS EXPECTED FROM VOTING THE PROXY OR GROUP OF PROXIES.

          THE PROXY DEPARTMENT HEAD WILL COORDINATE WITH THE PVWG CHAIR REGARDING ANY SPECIFIC PROXIES AND ANY CATEGORIES OF PROXIES THAT WILL NOT OR CANNOT BE VOTED. THE REASONS FOR NOT VOTING ANY PROXY SHALL BE DOCUMENTED.

               4.   CONFLICT OF INTEREST PROCEDURES

          A.  PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE
              __________________________________________________________________

OVERRIDING PRINCIPLE. In the limited circumstances where the PVWG votes proxies,/7/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./8/

          INDEPENDENCE OF THE PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

          CONFLICT REVIEW PROCEDURES. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting

----------
/7/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
     (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/8/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

          process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

          The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any communications with members of the PVWG (or anyone participating or providing information to the PVWG) and any person outside of the DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory client regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

               Upon completion of the investigation, the Conflicts Review
                    Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

               If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          PROCEDURES TO BE FOLLOWED BY THE PVWG. AT THE BEGINNING OF ANY DISCUSSION REGARDING HOW TO VOTE ANY PROXY, THE PVWG CHAIR (OR HIS OR HER DELEGATE) WILL INQUIRE AS TO WHETHER ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO) OR ANY PERSON PARTICIPATING IN THE PROXY VOTING PROCESS HAS A PERSONAL CONFLICT OF INTEREST OR HAS ACTUAL KNOWLEDGE OF AN ACTUAL OR APPARENT CONFLICT THAT HAS NOT BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          THE PVWG CHAIR ALSO WILL INQUIRE OF THESE SAME PARTIES WHETHER THEY HAVE ACTUAL KNOWLEDGE REGARDING WHETHER ANY DIRECTOR, OFFICER OR EMPLOYEE OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT, HAS: (I) REQUESTED THAT DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF) OR A PVWG MEMBER VOTE A PARTICULAR PROXY IN A CERTAIN MANNER; (II) ATTEMPTED TO INFLUENCE DEAM, THE PROXY DEPARTMENT (OR ANY MEMBER THEREOF), A PVWG MEMBER OR ANY OTHER PERSON IN CONNECTION WITH PROXY VOTING ACTIVITIES; OR (III) OTHERWISE COMMUNICATED WITH A PVWG MEMBER OR ANY OTHER PERSON PARTICIPATING OR PROVIDING INFORMATION TO THE PVWG REGARDING THE PARTICULAR PROXY VOTE AT ISSUE, AND WHICH INCIDENT HAS NOT YET BEEN REPORTED TO THE CONFLICTS REVIEW COMMITTEE.

          IF ANY SUCH INCIDENT ARE REPORTED TO THE PVWG CHAIR, THE CHAIR WILL PROMPTLY NOTIFY THE CONFLICTS REVIEW COMMITTEE AND, IF POSSIBLE, WILL DELAY THE VOTE UNTIL THE CONFLICTS REVIEW COMMITTEE CAN COMPLETE THE CONFLICTS REPORT. IF A DELAY IS NOT POSSIBLE, THE CONFLICTS REVIEW COMMITTEE WILL INSTRUCT THE PVWG WHETHER ANYONE SHOULD BE RECUSED FROM THE PROXY VOTING PROCESS, OR WHETHER DEAM SHOULD SEEK

          INSTRUCTIONS AS TO HOW TO VOTE THE PROXY AT ISSUE FROM ISS OR, IF TIME PERMITS, AFFECTED CLIENTS. THESE INQUIRIES AND DISCUSSIONS WILL BE PROPERLY REFLECTED IN THE PVWG'S MINUTES.

          DUTY TO REPORT. ANY DEAM EMPLOYEE, INCLUDING ANY PVWG MEMBER (WHETHER VOTING OR EX OFFICIO), THAT IS AWARE OF ANY ACTUAL OR APPARENT CONFLICT OF INTEREST RELEVANT TO, OR ANY ATTEMPT BY ANY PERSON OUTSIDE OF THE DEAM ORGANIZATION (BUT WITHIN DEUTSCHE BANK AND ITS AFFILIATES) OR ANY ENTITY THAT IDENTIFIES ITSELF AS A DEAM ADVISORY CLIENT TO INFLUENCE, HOW DEAM VOTES ITS PROXIES HAS A DUTY TO DISCLOSE THE EXISTENCE OF THE SITUATION TO THE PVWG CHAIR (OR HIS OR HER DESIGNEE) AND THE DETAILS OF THE MATTER TO THE CONFLICTS REVIEW COMMITTEE. IN THE CASE OF ANY PERSON PARTICIPATING IN THE DELIBERATIONS ON A SPECIFIC VOTE, SUCH DISCLOSURE SHOULD BE MADE BEFORE ENGAGING IN ANY ACTIVITIES OR PARTICIPATING IN ANY DISCUSSION PERTAINING TO THAT VOTE.

          RECUSAL OF MEMBERS. THE PVWG WILL RECUSE FROM PARTICIPATING IN A SPECIFIC PROXY VOTE ANY PVWG MEMBERS (WHETHER VOTING OR EX OFFICIO) AND/OR ANY OTHER PERSON WHO (I) ARE PERSONALLY INVOLVED IN A MATERIAL CONFLICT OF INTEREST; OR (II) WHO, AS DETERMINED BY THE CONFLICTS REVIEW COMMITTEE, HAVE ACTUAL KNOWLEDGE OF A CIRCUMSTANCE OR FACT THAT COULD AFFECT THEIR INDEPENDENT JUDGMENT, IN RESPECT OF SUCH VOTE. THE PVWG WILL ALSO EXCLUDE FROM CONSIDERATION THE VIEWS OF ANY PERSON (WHETHER REQUESTED OR VOLUNTEERED) IF THE PVWG OR ANY MEMBER THEREOF KNOWS, OR IF THE CONFLICTS REVIEW COMMITTEE HAS DETERMINED, THAT SUCH OTHER PERSON HAS A MATERIAL CONFLICT OF INTEREST WITH RESPECT TO THE PARTICULAR PROXY, OR HAS ATTEMPTED TO INFLUENCE THE VOTE IN ANY MANNER PROHIBITED BY THESE POLICIES.

          IF, AFTER EXCLUDING ALL RELEVANT PVWG VOTING MEMBERS PURSUANT TO THE PARAGRAPH ABOVE, THERE ARE THREE OR MORE PVWG VOTING MEMBERS REMAINING, THOSE REMAINING PVWG MEMBERS WILL DETERMINE HOW TO VOTE THE PROXY IN ACCORDANCE WITH THESE POLICIES AND PROCEDURES. IF THERE ARE FEWER THAN THREE PVWG VOTING MEMBERS REMAINING, THE PVWG CHAIR WILL OBTAIN INSTRUCTIONS AS TO HOW TO HAVE THE PROXY VOTED FROM, IF TIME PERMITS, THE AFFECTED CLIENTS AND OTHERWISE FROM ISS.

          B.   Investment Companies and Affiliated Public Companies
               ____________________________________________________

               INVESTMENT COMPANIES. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          AFFILIATED PUBLIC COMPANIES. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

          C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST
               _________________________________________________

               DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

     . DEUTSCHE BANK AMERICAS RESTRICTED ACTIVITIES POLICY. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

     . DEUTSCHE BANK AMERICAS INFORMATION BARRIERS FOR SECTIONS 13 AND 16, AND
          REG. M POLICY. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

     Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

     V. RECORDKEEPING

DEAM WILL MAINTAIN A RECORD OF EACH VOTE CAST BY DEAM THAT INCLUDES AMONG OTHER THINGS, COMPANY NAME, MEETING DATE, PROPOSALS PRESENTED, VOTE CAST AND SHARES VOTED. IN ADDITION, THE PROXY DEPARTMENT MAINTAINS RECORDS FOR EACH OF THE PROXY BALLOTS IT VOTES. SPECIFICALLY, THE DEPARTMENT'S RECORDS INCLUDE, BUT ARE NOT LIMITED TO:

     . THE PROXY STATEMENT (AND ANY ADDITIONAL SOLICITATION MATERIALS) AND RELEVANT PORTIONS OF ANNUAL STATEMENTS.

     . ANY ADDITIONAL INFORMATION CONSIDERED IN THE VOTING PROCESS THAT MAY BE OBTAINED FROM AN ISSUING COMPANY, ITS AGENTS OR PROXY RESEARCH FIRMS.

     . ANALYST WORKSHEETS CREATED FOR STOCK OPTION PLAN AND SHARE INCREASE ANALYSES

     .    PROXY EDGE PRINT-SCREEN OF ACTUAL VOTE ELECTION.

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DEAM WILL MAINTAIN THE ABOVE RECORDS IN AN EASILY ACCESSIBLE PLACE FOR NO LESS THAN SIX YEARS FROM THE END OF THE FISCAL YEAR DURING WHICH THE LAST ENTRY WAS MADE ON SUCH RECORD, THE FIRST THREE YEARS IN AN APPROPRIATE DEAM OFFICE.

With respect to DeAM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered AT ANY SHAREHOLDER MEETING HELD DURING THE PERIOD COVERED by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

     VI.  THE PVWG'S OVERSIGHT ROLE

IN ADDITION TO ADOPTING THE GUIDELINES AND MAKING PROXY VOTING DECISIONS ON MATTERS REFERRED TO IT AS SET FORTH ABOVE, THE PVWG WILL MONITOR THE PROXY VOTING PROCESS BY REVIEWING SUMMARY PROXY INFORMATION PRESENTED BY ISS. THE PVWG WILL USE THIS REVIEW PROCESS TO DETERMINE, AMONG OTHER THINGS, WHETHER ANY CHANGES SHOULD BE MADE TO THE GUIDELINES. THIS REVIEW WILL TAKE PLACE AT LEAST QUARTERLY AND WILL BE DOCUMENTED IN THE PVWG'S MINUTES.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                    Attachment A

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   BOARD OF DIRECTORS AND EXECUTIVES........................................81

     A. ELECTION OF DIRECTORS.................................................81

     B. CLASSIFIED BOARDS OF DIRECTORS........................................81

     C. BOARD AND COMMITTEE INDEPENDENCE......................................81

     D. LIABILITY AND INDEMNIFICATION OF DIRECTORS............................81

     E. QUALIFICATIONS OF DIRECTORS...........................................82

     F. REMOVAL OF DIRECTORS AND FILLING OF VACANCIES.........................82

     G. PROPOSALS TO FIX THE SIZE OF THE BOARD..................................

     H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
BOARDS

II.  CAPITAL STRUCTURE........................................................82

     A. AUTHORIZATION OF ADDITIONAL SHARES....................................82

     B. AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK........................83

     C. STOCK SPLITS/REVERSE STOCK SPLITS.....................................83

     D. DUAL CLASS/SUPERVOTING STOCK..........................................83

     E. LARGE BLOCK ISSUANCE..................................................83

     F. RECAPITALIZATION INTO A SINGLE CLASS OF STOCK.........................83

     G. SHARE REPURCHASES.....................................................83

     H. REDUCTIONS IN PAR VALUE...............................................83

III.    CORPORATE GOVERNANCE ISSUES...........................................84

     A. CONFIDENTIAL VOTING...................................................84

     B. CUMULATIVE VOTING.....................................................84

     C. SUPERMAJORITY VOTING REQUIREMENTS.....................................84

     D. SHAREHOLDER RIGHT TO VOTE.............................................84

IV.     COMPENSATION..........................................................85

     A. EXECUTIVE AND DIRECTOR STOCK OPTION PLANS.............................85

     B. EMPLOYEE STOCK OPTION/PURCHASE PLANS..................................85

     C. GOLDEN PARACHUTES.....................................................86

     D. PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION.................86

     E. OPTION EXPENSING......................................................86

V.   ANTI-TAKEOVER RELATED ISSUES.............................................86

     A. SHAREHOLDER RIGHTS PLANS ("POISON PILLS").............................86

     B. REINCORPORATION.......................................................86

     C. FAIR-PRICE PROPOSALS..................................................87

     D. EXEMPTION FROM STATE TAKEOVER LAWS....................................87

     E. NON-FINANCIAL EFFECTS OF TAKEOVER BIDS................................87

VI.     MERGERS & ACQUISITIONS................................................87

VII.    SOCIAL & POLITICAL ISSUES.............................................87

     A. LABOR & HUMAN RIGHTS..................................................88

     B. ENVIRONMENTAL ISSUES..................................................88

     C. DIVERSITY & EQUALITY..................................................88

     D. HEALTH & SAFETY.......................................................88

     E. GOVERNMENT/MILITARY...................................................89

     F. TOBACCO...............................................................89

VIII.   MISCELLANEOUS ITEMS...................................................89

     A. RATIFICATION OF AUDITORS..............................................89

     B. LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR......89

     C. AUDIT FIRM ROTATION...................................................90

     D. TRANSACTION OF OTHER BUSINESS.........................................90

     E. MOTIONS TO ADJOURN THE MEETING........................................90

     F. BUNDLED PROPOSALS.....................................................90

     G. CHANGE OF COMPANY NAME................................................90

     H. PROPOSALS RELATED TO THE ANNUAL MEETING...............................90

     I. INVESTMENT COMPANY PROXIES............................................90

     J. INTERNATIONAL PROXY VOTING............................................91

--------------------------------------------------------------------------------

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors and Executives
A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C. Board and Committee Independence

DeAM policy is to vote:
1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.
F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.
G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS

DeAM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure
A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures.
Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.
G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.
H. Reductions in Par Value

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DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues
A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.
B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance AND does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:
a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, AND
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.
C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements. *Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

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Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:
(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.
D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues
A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies
B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (E.G., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involve significant cost to companies.
C. Diversity & Equality

1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.
F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.
B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.
D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.
F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.
G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.
H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.
I. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same

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proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
J. International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently ISS.

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                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

          DEUTSCHE ASSET MANAGEMENT INC.
          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
          INVESTMENT COMPANY CAPITAL CORP.
          DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians,consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

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II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

..    Selection or ratification of auditors.

..    Approval of financial statements, director and auditor reports.

..    General updating/corrective amendments to the charter.

..    Proposals to limit Directors' liability and/or broaden indemnification of
     Directors.

..    Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

..    Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

..    Proposals to eliminate cumulative voting.

..    Proposals to eliminate preemptive rights.

..    Proposals for confidential voting and independent tabulation of voting results.

..    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

     (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

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     (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

     (iii)Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

       Capitalization changes

..    Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

..    Proposals to increase the authorization of existing classes of common stock
     (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

..    Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

..    Proposals for share repurchase plans.

..    Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

..    Proposals to effect stock splits.

..    Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     Compensation

..    Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

..    Proposals for employee stock purchase plans that permit discounts up to
     15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

..    Proposals for the establishment of employee stock option Plans and other employee ownership plans.

..    Proposals for the establishment of employee retirement and severance plans

     Anti-Takeover Matters

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..    Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

..    Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

..    Proposals to establish cumulative voting rights in the election of directors.

..    Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

..    Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

..    Proposals to create "blank check" preferred stock.

..    Proposals relating to changes in capitalization by 100% or more.

..    Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

..    Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

..    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     Corporate Transactions

..    Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

..    Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

..    Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

..    Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

     (i) The stock option plan should be incentive based;

     (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

     (iii)For growth companies, should be no more than 10% of the issued capital at the time of approval.

     Anti-Takeover Provisions

..    Proposals requiring shareholder ratification of poison pills.

..    Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

..    Proposals requiring auditors to attend the annual meeting of shareholders.

..    Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

..    Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

..    Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

..    Proposals requiring confidential voting.

..    Proposals to reduce or eliminate supermajority voting requirements.

..    Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

..    Proposals to require the company to expense stock options.

2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

..    Proposals that limit tenure of directors.

..    Proposals to limit golden parachutes.

..    Proposals requiring directors to own large amounts of stock to be eligible for election.

..    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

..    Proposals that limit retirement benefits or executive compensation.

..    Proposals requiring shareholder approval for bylaw or charter amendments.

..    Proposals requiring shareholder approval of executive compensation.

..    Proposals requiring shareholder approval of golden parachutes.

..    Proposals to eliminate certain anti-takeover related provisions.

..    Proposals to prohibit payment of greenmail.

3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

..    Proposals to declassify the Board of Directors (if management supports a classified board).

..    Proposals requiring a U.S. company to have a separate Chairman and CEO.

..    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

..    Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

Proposals that require inappropriate endorsements or corporate actions. o
     Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

     (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

     (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

     (d) The Committee will meet on an ad hoc basis to (among other matters):
     (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

     (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   Identification of Material Conflicts of Interest

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   Proxy Voting Reports

     (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO
                 STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO
                  STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO
           MANAGED ALLOCATION SERIES: CONSERVATIVE STRATEGY PORTFOLIO
             MANAGED ALLOCATION SERIES: MODERATE STRATEGY PORTFOLIO
       MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
        MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
            MANAGED ALLOCATION SERIES: AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2005

                        METROPOLITAN SERIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2005

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2005, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2004 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
   GENERAL                                                                   1

   INVESTMENT OBJECTIVES AND POLICIES                                        1

   INVESTMENT RESTRICTIONS                                                  14

   INVESTMENT PRACTICES                                                     26

   DISCLOSURE OF PORTFOLIO HOLDINGS                                         50

   RESOLVING MATERIAL CONFLICTS                                             51

   DETERMINATION OF NET ASSET VALUES                                        51

   EXPENSES                                                                 53

   DIRECTORS AND OFFICERS                                                   54

   ADVISORY ARRANGEMENTS                                                    61

   PORTFOLIO MANAGERS                                                       76

   DISTRIBUTION AGREEMENTS                                                 108

   OTHER SERVICES                                                          111

   PORTFOLIO TRANSACTIONS AND BROKERAGE                                    112

   CODE OF ETHICS                                                          117

   DESCRIPTION OF THE FUND                                                 117

   TAXES                                                                   118

   TRANSFER AGENT                                                          120

   FINANCIAL STATEMENTS                                                    120

   INDEX SPONSORS                                                          121

   APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS                             123

   APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS                 127

   APPRENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES   128

                                    GENERAL

   Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, METLIFE STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and RUSSELL 2000 INDEX PORTFOLIO (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus.

   Each of MetLife CONSERVATIVE ALLOCATION PORTFOLIO, METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE ALLOCATION PORTFOLIO, METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO and METLIFE AGGRESSIVE ALLOCATION PORTFOLIO (each, an "ASSET ALLOCATION PORTFOLIO," and, collectively, the "Asset Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying Portfolio," and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an ASSET ALLOCATION PORTFOLIO invests. For a list of the Underlying Portfolios in which the ASSET ALLOCATION PORTFOLIOS may invest as of the date of this SAI, please see the Prospectus. This SAI contains information about Underlying Portfolios that are Portfolios of the Fund. For additional information about Underlying Portfolios that are series of Met Investors Series Trust ("MIST"), please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

   Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

   The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

   The Portfolio's investment objective is maximum capital appreciation.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock Advisors, Inc. ("BlackRock"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK BOND INCOME PORTFOLIO

   The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK DIVERSIFIED PORTFOLIO

   The Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

   As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in illiquid securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

BLACKROCK INVESTMENT TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and income.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BLACKROCK MONEY MARKET PORTFOLIO

   The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

   In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

   The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

   All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

   In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

BLACKROCK STRATEGIC VALUE PORTFOLIO

   The Portfolio's investment objective is high total return, consisting principally of capital appreciation.

   As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

   Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by BlackRock, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

   It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

   The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

   SECURITIES RATINGS POLICIES. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

   The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

   The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

DAVIS VENTURE VALUE PORTFOLIO

   The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

   The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

   The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

   The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI INTERNATIONAL STOCK PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI MID CAP OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI VALUE LEADERS PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

   Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

   Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

   Harris may engage in lending of portfolio securities (as defined in "Investment Practices--Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices--Short Sales 'Against the Box'") with up to 20% of its total assets.

   Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "WRITING COVERED OPTIONS").

   Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

   In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

   As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

   The Portfolio may invest in forward foreign currency contracts.

JENNISON GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital.

   Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

   The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

   The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

LOOMIS SAYLES SMALL CAP PORTFOLIO

   The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

   Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a high level of current income, with growth of capital as a secondary objective.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is high total return in the form of income and growth of capital, with a greater emphasis on income.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

   The Portfolio's investment objective is growth of capital.

   The Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in Underlying Portfolios. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which the Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to the information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of MIST, please see the May 1, 2005 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

MFS INVESTORS TRUST PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

   Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

MFS TOTAL RETURN PORTFOLIO

   The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

   The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

   The Portfolio may invest up to 5% of its assets in short sales "against the box."

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

   The Portfolio's investment objective is capital growth.

   The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

   Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

   The Portfolio's investment objective is capital appreciation.

   The Portfolio intends to invest less than 5% of its total assets in securities of issuers in Eastern European countries.

   The Portfolio does not intend to invest more than 5% of its total assets in debt securities.

   Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

   The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

   The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities. No more than 2% of the Portfolio's total assets may be invested in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital.

   Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage- backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

   Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

   In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

   The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

   The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

   The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

   The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

   The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

   Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

   The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

   SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

   At least 80% of the total assets of the Portfolio will normally be invested in:

   (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

   (2) U.S. Treasury obligations;

   (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

   (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

   (5) repurchase agreements collateralized by any of the above; and

   (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

   Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

   The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

   Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (I.E., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

   The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term growth of capital and, secondarily, dividend income.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The Portfolio's investment objective is long-term capital growth.

   The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

   The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

   The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

ZENITH EQUITY PORTFOLIO

   The Portfolio's investment objective is long-term capital appreciation.

   The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers invests the Portfolio's assets equally among CAPITAL GUARDIAN U.S. EQUITY, JENNISON GROWTH and FI VALUE LEADERS (the "Zenith Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks.

   For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                            INVESTMENT RESTRICTIONS

   The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-seven Portfolios. Fundamental restrictions may not be changed without the approval of a majority
                         _______
of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any
             ___
investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
___________________________________

   Each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI MID CAP OPPORTUNITIES, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH may not:

   1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to OPPENHEIMER GLOBAL EQUITY.

   2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

   3. Issue senior securities.

   4. Sell call options which are not covered options.

   5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

   6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

   7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service; (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

   With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

   None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Borrow money, except to the extent permitted by applicable law, regulation or order;

   2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

   3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

   4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

   5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

   6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BLACKROCK MONEY MARKET, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

   7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO AND BLACKROCK INVESTMENT TRUST PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK STRATEGIC VALUE PORTFOLIO AND BLACKROCK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, these Portfolios may not:

   a. Lend portfolio securities in excess of 33 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

BLACKROCK DIVERSIFIED PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

   e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

FI INTERNATIONAL STOCK PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 20% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FI MID CAP OPPORTUNITIES PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

   b. Lend portfolio securities in excess of 25% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Sell put options other than to close out option positions previously entered into.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   c. Sell put options other than to close out option positions previously entered into.

   d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

METLIFE STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 20% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

MORGAN STANLEY EAFE(R) INDEX PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33-1/3% of total assets.

   b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   c. Sell put options other than to close out option positions previously entered into.

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

   d. Sell put options other than to close out option positions previously entered into.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Lend portfolio securities in excess of 33 1/3 % of total assets.

   b. (i) Borrow money in excess of 33% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

   c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

   d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

RUSSELL 2000(R) INDEX PORTFOLIO AND METLIFE MID CAP STOCK INDEX PORTFOLIO

As a fundamental policy, the Portfolios may not:

   a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

   b. Lend portfolio securities in excess of 33 1/3 % of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs").

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

As a fundamental policy, the Portfolio may not:

   a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).

   b. Lend portfolio securities in excess of 33-1/3% of total assets.

   c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

   d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions
_______________________________________

For each of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE, BLACKROCK STRATEGIC VALUE, FI INTERNATIONAL STOCK, FRANKLIN TEMPLETON SMALL CAP GROWTH, HARRIS OAKMARK LARGE CAP VALUE, LEHMAN BROTHERS AGGREGATE BOND INDEX, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH AND T. ROWE PRICE SMALL CAP GROWTH, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

   1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

   2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   3. No Portfolio may make any short sale.

   4. No Portfolio may participate on a joint or joint and several basis in any trading account in securities.

None of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT AND ZENITH EQUITY will:

   1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

   2. *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days.

      (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

   3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

   4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

   5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

** The non-fundamental investment restrictions (4) and (5) above do not apply to HARRIS OAKMARK FOCUSED VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION or METLIFE AGGRESSIVE ALLOCATION.

Insurance Law Restrictions
__________________________

   The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
_________________________________________________

   Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                             INVESTMENT PRACTICES

   The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

   Each ASSET ALLOCATION PORTFOLIO invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each ASSET ALLOCATION PORTFOLIO'S investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each ASSET ALLOCATION PORTFOLIO allocates to the Underlying Portfolios utilizing such practices. Similar to the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY.

   A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The RUSSELL 2000 INDEX PORTFOLIO, METLIFE MID CAP STOCK INDEX PORTFOLIO, MORGAN STANLEY EAFE INDEX PORTFOLIO and METLIFE STOCK INDEX PORTFOLIO are collectively referred to as the "Equity Index Portfolios," and, together with the LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO, the "Index Portfolios."

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Equity Securities                       All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Convertible Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market

Fixed-income Securities                 All Portfolios

Money Market Instruments                All Portfolios

U.S. Government Securities              All Portfolios


Mortgage-Related Securities             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Stripped Mortgage Securities            All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Asset-backed Securities                 All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Zero Coupon Securities                  All Portfolios other
                                        than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Lower Rated Fixed-income Securities     All Portfolios other
(High Yield Debt)                       than BlackRock Money
                                        Market and Equity Index
                                        Portfolios

Foreign Securities                      All Portfolios

High Yield/High Risk Foreign Sovereign  All Portfolios other
Debt Securities                         than Equity Index
                                        Portfolios and BlackRock
                                        Money Market

Brady Bonds                             All Portfolios other
                                        than Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Foreign Equity Depositary Receipts      All Portfolios other
                                        than Lehman Brothers
                                        Aggregate Bond Index and
                                        BlackRock Money Market

Yankee Bonds                            All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Foreign Currency                        All Portfolios other
Transactions, including                 than BlackRock Money
Forward Contracts,                      Market, Russell 2000
Futures and Options                     Index, MetLife Mid Cap
                                        Stock Index and MetLife
                                        Stock Index (except that
                                        Neuberger Berman Mid Cap
                                        Value may not purchase
                                        options on foreign
                                        currencies)

Emerging Markets                        All Portfolios other
                                        than BlackRock Money
                                        Market

Obligations of                          All Portfolios other
Supranational Agencies                  than Equity Index
                                        Portfolios

Illiquid Securities                     All Portfolios

Rule 144A Securities                    All Portfolios

Real Estate Investment                  All Portfolios other
Trusts                                  than BlackRock Money
                                        Market

Investment Company Securities           All Portfolios

Exchange Traded Funds                   All Portfolios other
                                        than BlackRock Money
                                        Market

Repurchase Agreements                   All Portfolios

Reverse Repurchase Agreements           All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Dollar Rolls                            All Portfolios other
                                        than FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Purchasing and Selling                  All Portfolios other
Options on Securities                   than Neuberger Berman
                                        Mid Cap Value and
                                        BlackRock Money Market

Purchasing and Selling                  All Portfolios other
Futures (and options                    than Neuberger Berman
thereon)                                Mid Cap Value, BlackRock
                                        Money Market and Harris
                                        Oakmark Focused Value

Eurodollar Futures and                  All Portfolios other
Options                                 than BlackRock Money
                                        Market, Neuberger Berman
                                        Mid Cap Value, FI Mid
                                        Cap Opportunities and FI
                                        Value Leaders

Loan Participations and                 All Portfolios other
Assignments                             than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Swaps, Caps, Floors,                    All Portfolios other
Collars, Etc.                           than BlackRock Money
                                        Market, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock
                                        (Neuberger Berman Mid
                                        Cap Value may not engage
                                        in swaps)

Inverse Floaters                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Structured Notes                        All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

INVESTMENT PRACTICES                    PORTFOLIOS
--------------------                    ----------

Capital Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Payment-in-Kind                         All Portfolios other
securities ("PIKs")                     than BlackRock Money
                                        Market, Equity Index
                                        Portfolios, FI Mid Cap
                                        Opportunities, FI Value
                                        Leaders and FI
                                        International Stock

Warrants                                All Portfolios other
                                        than BlackRock Money
                                        Market

Indexed Securities                      All Portfolios other
                                        than BlackRock Money
                                        Market

When Issued Securities                  All Portfolios

Forward Commitments                     All Portfolios other
                                        than BlackRock Money
                                        Market

Hybrid Instruments                      All Portfolios other
                                        than BlackRock Money
                                        Market (up to 10% of
                                        total assets for T. Rowe
                                        Price Large Cap Growth
                                        and T. Rowe Price Small
                                        Cap Growth)

Short Sales "Against the                Harris Oakmark Focused
Box"                                    Value, MFS Investors
                                        Trust, MFS Total Return,
                                        BlackRock Legacy Large
                                        Cap Growth and BlackRock
                                        Bond Income

Lending of Portfolio Securities         All Portfolios

Equity Securities - The Portfolios listed above may invest in equity
_________________
securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible
______________________
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in
_______________________
fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

   Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

   Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.

   Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

   The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

   There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

   Percent change in bond price = - (Duration x Absolute change in yield).

   For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and
________________________
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

   The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

   U.S. GOVERNMENT SECURITIES - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

   CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

   BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   EURODOLLAR OBLIGATIONS - are obligations of foreign branches of U.S. banks.

   COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios listed above may invest in some or
__________________________
all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

   U.S. TREASURY BILLS - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

   U.S. TREASURY NOTES AND BONDS - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

   "GINNIE MAES" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

   "FANNIE MAES" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie

Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

   "FREDDIE MACS" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

   U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the
___________________________
following types of mortgage-related securities:

   PRIVATELY ISSUED MORTGAGE SECURITIES - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

   ADJUSTABLE RATE MORTGAGE SECURITIES - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

   COLLATERALIZED MORTGAGE OBLIGATIONS - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in
____________________________
stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

   Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

   As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

   In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

   Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in
_______________________
asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

   TYPES OF CREDIT SUPPORT - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

   The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon
______________________
securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

   Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

   Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed
_____________________________________________________
above may invest in high yield debt. Fixed-income securities rated below "investment grade" (I.E., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign
__________________
securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

   Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

   In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

   Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed
______________________________________________________
above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

   If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

   A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are
___________
debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

   Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

   In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign
__________________________________
securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

   Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

   To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which
____________
are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
_______________________________________________________________________________
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

   Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain

Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of
________________
issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

   Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

   OPPENHEIMER GLOBAL EQUITY intends to invest less than 5% of its total assets in securities of issuers of Eastern European countries. The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue. Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

   In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

   The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Fund could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest
_____________________________________
in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of
___________________
BLACKROCK MONEY MARKET) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BLACKROCK MONEY MARKET) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A
____________________
securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may
_______________________________________
invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

   Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other
_____________________________
investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

   Each of the ASSET ALLOCATION PORTFOLIOS and ZENITH EQUITY pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of ZENITH EQUITY, these other investment companies are FI VALUE LEADERS, JENNISON GROWTH and CAPITAL GUARDIAN U.S. EQUITY. For more information about the investment companies in which the ASSET ALLOCATION PORTFOLIOS may invest, please see the Prospectus.

   DAVIS VENTURE VALUE may only invest in securities of investment companies investing primarily in foreign securities.

   Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange
_____________________
Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

   ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

   ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

   The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase
_____________________
agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

   The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above
______________________________________________
may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

   A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may
____________________________________________
purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   RISKS RELATED TO FUTURES AND OPTIONS - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

   The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

   There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

   Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

   Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

   An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

   The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (I.E., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

   FUTURE DEVELOPMENTS - The above discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

   WRITING COVERED OPTIONS - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

   A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

   Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

   A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

   Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (I.E., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

   OVER-THE-COUNTER OPTIONS - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

   The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

   FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (E.G., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

   When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

   Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

   Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

   MFS TOTAL RETURN may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

   OPTIONS ON FUTURES - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

   The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the Portfolio:

   (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in
           ________  _______
commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at
      ________  _______
the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

   (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

   (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

   (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

   If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make
______________________________
investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in
___________________________________
fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

   The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into
__________________________________
interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

   A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

   The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

   The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

   A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters,
________________
which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category
________________
of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

   Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

   Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital
__________________
securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in
___________________________________
PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are
________
securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with
__________________
principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued
______________________
securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a
___________________
forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid
__________________
instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

   Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

   Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box" - The Portfolios listed above may engage in short
_____________________________
sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

   Lending of Portfolio Securities - Each Portfolio may lend its portfolio
   _______________________________
securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

   A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

   Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to
(i) the Fund's service providers (e.g., custodian, independent registered public accounting firm) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and
(vi) firms that provide pricing services, proxy voting services and research and trading services.

   The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

   Dissemination of a Portfolio's nonpublic portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

   It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                         RESOLVING MATERIAL CONFLICTS

   Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

   A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                       DETERMINATION OF NET ASSET VALUES

   The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

   If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (E.G., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

   Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)
__________________________________________________

   Each Portfolio other than BLACKROCK MONEY MARKET values its securities in the manner set forth below.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market

System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each ASSET ALLOCATION PORTFOLIO and the ZENITH EQUITY PORTFOLIO is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of the MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market
______________________

   The portfolio securities of BLACKROCK MONEY MARKET will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BLACKROCK MONEY MARKET may at times be more or less than their market value.

   By using amortized cost valuation, BLACKROCK MONEY MARKET seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BLACKROCK MONEY MARKET were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BLACKROCK MONEY MARKET, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BLACKROCK MONEY MARKET and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                   EXPENSES

Expense Agreement
_________________

   Pursuant to an expense agreement relating to each class of BLACKROCK LARGE CAP VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION, METLIFE AGGRESSIVE ALLOCATION and MFS INVESTORS TRUST, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS INVESTORS TRUST and five in the case of BLACKROCK LARGE CAP VALUE, METLIFE CONSERVATIVE ALLOCATION, METLIFE CONSERVATIVE TO MODERATE ALLOCATION, METLIFE MODERATE ALLOCATION, METLIFE MODERATE TO AGGRESSIVE ALLOCATION AND METLIFE AGGRESSIVE ALLOCATION after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

      PORTFOLIO                                   EXPENSE LIMIT AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A  CLASS B  CLASS E
                                                  -------  -------  -------
      BlackRock Large Cap Value                      0.95%    1.20%    1.10%
      Franklin Templeton Small Cap Growth            1.15%    1.40%    1.30%
      MetLife Conservative Allocation                0.10%    0.35%    0.25%
      MetLife Conservative to Moderate Allocation    0.10%    0.35%    0.25%
      MetLife Moderate Allocation                    0.10%    0.35%    0.25%
      MetLife Moderate to Aggressive Allocation      0.10%    0.35%    0.25%
      MetLife Aggressive Allocation                  0.10%    0.35%    0.25%
      MFS Investors Trust                            1.00%    1.25%    1.15%

   Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period May 1, 2005 to April 30, 2006, a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory Arrangements."

Additional Information About Expenses
_____________________________________

   Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

   The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2004 and what each Portfolio's expenses would have been without the expense agreement for the same period.

                                                                   TOTAL OPERATING EXPENSES
                                      TOTAL OPERATING EXPENSES   (AS A PERCENTAGE OF AVERAGE
                                    (AS A PERCENTAGE OF AVERAGE  DAILY NET ASSETS) WITHOUT THE
                                          DAILY NET ASSETS)           EXPENSE AGREEMENT
                                    --------------------------   -----------------------------
PORTFOLIO                           CLASS A   CLASS B  CLASS E   CLASS A   CLASS B     CLASS E
---------                           -------   -------  -------   -------   -------     -------
BlackRock Large Cap Value              0.93%     1.18%    1.08%     0.93%     1.18%       1.08%
Franklin Templeton Small Cap Growth    1.15%     1.40%    1.30%     1.15%     1.40%       1.30%
MFS Investors Trust                    0.97%     1.22%    1.12%     0.97%     1.22%       1.12%

   These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                            DIRECTORS AND OFFICERS

   The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors (1)
________________________

   Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                          FUND
                           CURRENT                                                                      COMPLEX
                          POSITION(S)     POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE     WITH FUND       HELD SINCE         INCLUDING OTHER DIRECTORSHIPS (2)          DIRECTOR (3)
---------------------   --------------   ------------   -------------------------------------------  ---------------
Hugh C. McHaffie         Director,               2003   Senior Vice President, MetLife, since                    38
Metropolitan Life        Chairman                       1999; Chair of the Board of Managers,
Insurance Company        of the                         President and Chief Executive Officer,
501 Boylston Street      Board,                         MetLife Advisers, since 2003; Director,
Boston, MA 02116         President                      General American Life Insurance
Age: 46                  and Chief                      Company, New England Financial,
                         Executive                      MetLife Investors Life Insurance
                         Officer                        Company, First MetLife Investors
                                                        Insurance Company, MetLife Investors
                                                        USA Insurance Company; formerly,
                                                        Senior Vice President, New England
                                                        Zenith Fund ("Zenith Fund")**.
Arthur G. Typermass      Director                1998   Formerly, Senior Vice-President and                      38
43 Chestnut Street                                      Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
Age: 67

Non-Interested Directors (1)
____________________________

   Each Director below is NOT an "interested person" (as defined by the 1940
Act).

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                                                                                         FUND
                             CURRENT                                                                    COMPLEX
                           POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE       WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------      -----------   -----------   -------------------------------------------   -------------
Steve A. Garban+            Director            1993   Formerly, Chief Financial Officer, Senior               38
226 Harris Drive                                       Vice President Finance and Operations
State College, PA 16801                                and Treasurer (Emeritus), The
Age: 67                                                Pennsylvania State University.

Linda B. Strumpf            Director            2000   Vice President and Chief Investment                     38
Ford Foundation                                        Officer, Ford Foundation.
320 E. 43rd Street
New York, NY 10017
Age: 57

Michael S. Scott Morton+    Director            1993   Jay W. Forrester Professor of                           38
Massachusetts Institute of                             Management (Emeritus) at Sloan School
Technology ("MIT")                                     of Management, MIT.
50 Memorial Drive
Cambridge, MA 02138
Age: 67

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                      FUND
                          CURRENT                                                                    COMPLEX
                        POSITION(S)   POSITION(S)   PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS,    OVERSEEN BY
NAME, ADDRESS AND AGE    WITH FUND    HELD SINCE         INCLUDING OTHER DIRECTORSHIPS(2)         DIRECTOR (3)
---------------------   -----------   -----------   -------------------------------------------   -------------
H. Jesse Arnelle         Director            2001   Counsel, Womble Carlyle Sandrie &                       38
400 Urbano Drive                                    Rice; Director, Textron Inc. (global
San Francisco, CA 94127                             multi-industry company)*; formerly,
Age: 71                                             Director, Gannet Co. Inc. (diversified
                                                    news and information company)*;
                                                    formerly, Director, Eastman Chemical
                                                    Company (global chemical company)*;
                                                    formerly, Director, Waste Management,
                                                    Inc.*; Director, Armstrong Holdings Inc.
                                                    (parent company of floor and ceiling
                                                    products business)*; Director, FPL
                                                    Group Inc. (public utility holding
                                                    company)*; Director, URS Corporation
                                                    (engineering design services firm)*.
Nancy Hawthorne          Director            2003   Director and Chairman of the Board,                     38
60 Hyslop Road                                      Avid Technologies (computer software
Brookline, MA 02445                                 company)*; formerly, Board of Advisors,
Age: 54                                             L. Knife & Sons, Inc. (beverage
                                                    distributor); Chief Executive Officer,
                                                    Clerestory LLC (corporate financial
                                                    advisor); formerly, Trustee, Zenith
                                                    Fund**; formerly, Chief Executive
                                                    Officer and Managing Partner,
                                                    Hawthorne, Krauss and Associates
                                                    (corporate financial advisor); formerly,
                                                    Chief Financial Officer and Executive
                                                    Vice President, Continental Cablevision,
                                                    subsequently renamed MediaOne (cable
                                                    television company); formerly, Director,
                                                    Life F/X, Inc.; formerly, Chairman of the
                                                    Board, WorldClinic (distance medicine
                                                    company); formerly, Director, Perini
                                                    Corporation (construction)*; formerly,
                                                    Director, CGU (property and casualty
                                                    insurance company); formerly, Director,
                                                    Beacon Power Corporation (energy)*.
John T. Ludes            Director            2003   Formerly, Trustee, Zenith Fund**;                       38
57 Water Street                                     formerly, Vice Chairman, President and
Marion, MA 02738                                    Chief Operating Officer, Fortune Brands/
Age: 68                                             American Brands (global conglomerate);
                                                    formerly, President and CEO, Acushnet
                                                    Company (athletic equipment).

Officers(1)
___________

                                   CURRENT
                                 POSITION(S)      POSITION(S)
NAME AND ADDRESS         AGE      WITH FUND       HELD SINCE    PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS (2)
----------------         ---   ----------------   -----------   -----------------------------------------------
Leonard M. Bakal         60    Senior Vice               2004   Senior Vice President and Chief Compliance
Metropolitan Life              President and                    Officer, MetLife Advisers, since 2004; Vice
Insurance Company              Chief                            President, Compliance Director and Money
One MetLife Plaza              Compliance                       Laundering Compliance Officer, MetLife; Vice
27-01 Queens Plaza North       Officer                          President and Compliance Director, MetLife
Long Island City, NY                                            Securities, Inc.
  11101

John F. Guthrie, Jr      61    Senior Vice               2002   Manager and Senior Vice President, MetLife
MetLife Advisers, LLC          President                        Advisers; Vice President, MetLife; Vice
501 Boylston Street                                             President, NELICO; formerly, Senior Vice
Boston, MA 02116                                                President, Zenith Fund**.

Thomas E. Lenihan        50    Senior Vice               2004   Managing Director, Investments Department,
Metropolitan Life              President                        MetLife.
Insurance Company
10 Park Avenue
Morristown, NJ 07962

Peter Duffy              49    Vice                      2000   Senior Vice President, MetLife Advisers, since
MetLife Advisers, LLC          President and                    December 1998; Senior Vice President;
501 Boylston Street            Treasurer                        NELICO; Vice President, MetLife; formerly,
Boston, MA 02116                                                Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz           46    Vice                      2002   General Counsel and Secretary, MetLife
MetLife Advisers, LLC          President and                    Advisers, since 1998; Assistant General
501 Boylston Street            Secretary                        Counsel, MetLife; formerly, Vice President and
Boston, MA 02116                                                Secretary, Zenith Fund**.

Thomas C. McDevitt       49    Vice                      2002   Formerly, Vice President, Zenith Fund**.
MetLife Advisers, LLC          President
501 Boylston Street
Boston, MA 02116

Daphne Thomas-Jones      49    Vice                      2000   Assistant Vice President, since 1998; formerly,
Metropolitan Life              President                        Director, MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY
  11101

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.

(+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").

(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2)Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

(3)The Fund Complex includes the Fund (37 portfolios) and Met Series Fund II (1 portfolio).

Director Beneficial Ownership
_____________________________

   The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

                                                          DOLLAR RANGE OF     DOLLAR RANGE OF
                                                         EQUITY SECURITIES   EQUITY SECURITIES
DIRECTOR                     NAME OF PORTFOLIO          IN THE PORTFOLIO(1)   IN THE FUND(1)
--------                     -----------------          -------------------  -----------------
Arthur G. Typermass   BlackRock Aggressive Growth          Over $100,000       Over $100,000
                      Portfolio
                      FI International Stock Portfolio    $10,001-$50,000
                      MetLife Stock Index Portfolio        Over $100,000

(1)Represents ownership, as of December 31, 2004, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
_______________________

   The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approval of fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

   The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Mr. Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

   The Governance Committee is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as Chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

   The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Morton and Ms. Hawthorne. Mr. Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

   The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

   During 2004, the Audit Committee met three times, each Contract Review Committee met one time and the Governance Committee met one time. In addition, a special Contract Review Committee meeting was held in early 2004. The Nominating Committee did not meet in 2004.

Board Approval of Advisory and Subadvisory Agreements
_____________________________________________________

   In determining to approve the new and existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the compliance policies and procedures of the investment adviser and subadvisers, including those designed to protect the Portfolios against conflicts of interest and the codes of ethics of the investment adviser and subadvisers.

   The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

   With respect to the investment adviser, the Directors considered (for the Portfolios other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management). With respect to ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS, the Directors considered the portfolio management services of the investment adviser.

   The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

   Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees
______________

   The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

   Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $2,500 in aggregate for that meeting) and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the Governance Committee and the Nominating Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

   During the fiscal year ended December 31, 2004, the persons listed below who were then Directors of the Fund received the amounts set forth below.

                                     AGGREGATE       TOTAL COMPENSATION
                                    COMPENSATION     FROM THE FUND AND
                                      FROM THE       FUND COMPLEX PAID
            NAME OF DIRECTOR            FUND          TO DIRECTORS (a)
            ----------------        ------------     ------------------
            Linda B. Strumpf        $     85,556(d)   $     88,167
            Steve A. Garban         $     94,443(d)   $    196,258
            H. Jesse Arnelle        $     81,508      $     84,000
            Dean O. Morton (b)      $     20,417      $     40,525
            Michael S. Scott Morton $     87,568(d)   $    190,300
            Arthur G. Typermass     $     76,653(d)   $     79,000
            Toby Rosenblatt (c)     $     81,501(d)   $    168,800
            Nancy Hawthorne         $     83,932(d)   $     86,500
            John T. Ludes           $     81,508(d)   $     84,000

(a) As of December 31, 2004, the Fund and the Fund Complex included Met Series Fund II and the State Street Research Funds. As of January 31, 2005, the State Street Research Funds, which comprised 19 portfolios, were no longer included in the Fund Complex. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2004.

(b) Retired from the Fund's Board of Directors on April 1, 2004.

(c) Resigned from the Fund's Board of Directors on February 10, 2005.

(d) Does not include compensation of $5,000 that MetLife Advisers paid in lieu of the Fund to each such Director for attending the Fund's Board of Directors meeting held on August 23, 2004.

   The Fund provides no pension or retirement benefits to Directors.

   At March 31, 2005, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

   Advisory Structure. Pursuant to separate advisory agreements (the "advisory
   __________________
agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than ZENITH EQUITY and the ASSET ALLOCATION PORTFOLIOS) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

   In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

   MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

   Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each

Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

   Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

   BlackRock, subadviser to BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE AND BLACKROCK MONEY MARKET, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which has approximately $342 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

   Harris Associates L.P. ("Harris"), subadviser to HARRIS OAKMARK LARGE CAP VALUE and HARRIS OAKMARK FOCUSED VALUE, is a limited partnership managed by its general partner, Harris Associates Inc. Harris' parent company is IXIS Asset Management North America, L.P. (formerly known as CDC IXIS Asset Management North America, L.P.), which owns, in addition to Harris, 15 asset management and distribution and service entities that managed $167 billion in assets as of September 30, 2004. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to NEUBERGER BERMAN MID CAP VALUE, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

   Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to FRANKLIN TEMPLETON SMALL CAP GROWTH, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

   Loomis Sayles, subadviser to LOOMIS SAYLES SMALL CAP, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P.'s general partner, IXIS Asset Management US, LLC, is a wholly-owned subsidiary of IXIS Asset Management US Corporation. IXIS Asset Management US Corporation is the sole limited partner of IXIS Asset Management North America L.P. IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of IXIS Asset Management S.A., a French company. IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to DAVIS VENTURE VALUE, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected-NY, Inc. ("DSA-NY").

   Salomon Brothers Asset Management Inc ("SBAM") is subadviser to SALOMON BROTHERS U.S. GOVERNMENT and SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's affiliate, Citigroup Asset Management Limited ("CAM Ltd."), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

   MFS, subadviser to MFS INVESTORS TRUST and MFS TOTAL RETURN, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

   Capital Guardian Trust Company ("Capital Guardian"), subadviser to CAPITAL GUARDIAN U.S. EQUITY, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

   Jennison Associates LLC ("Jennison"), subadviser to JENNISON GROWTH, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

   Fidelity Management & Research Company ("FMR"), subadviser to FI

INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   OppenheimerFunds, Inc. ("Oppenheimer "), subadviser to OPPENHEIMER GLOBAL EQUITY, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Regulatory Matters and Litigation
_________________________________

   FRANKLIN ADVISERS. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries ("Franklin"), including Franklin Advisers, subadviser to the Franklin Templeton Small Cap Growth Portfolio, claiming violations of the Massachusetts Uniform Securities Act with respect to an alleged arrangement to permit market timing (the "MA Proceeding"). On September 20, 2004, Franklin Resources, Inc. announced that an agreement had been reached by two of its subsidiaries, including Franklin Advisers and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the MA Proceeding. Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC described below.

   On November 19, 2004, Franklin reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004. The second complaint alleged that Franklin's Form 8-K filing describing the original settlement failed to state the company had admitted the Statements of Fact portion of the settlement order when it stated, "Franklin did not admit or deny engaging in any wrongdoing."

   As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

   Franklin Advisers and certain of its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, among others, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by certain funds affiliated with Franklin. These lawsuits seek damages of unspecified amounts.

   On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers had reached a settlement with the SEC that resolved an SEC investigation of market timing activity in certain funds affiliated with Franklin. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "August Order"). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the MA Proceeding described above.

   Under the terms of the SEC's August Order, Franklin Advisers, while neither admitting nor denying any of the findings therein, has agreed to pay $50 million, of which $20 million is a civil penalty.

   In the August Order, the SEC notes that Franklin has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The August Order also requires Franklin Advisers to, among other things:

  . Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and

  . Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests.

   These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO or trading in Portfolio shares.

   MFS. In February, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS open-end retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, the former MFS Chief Executive Officer and the former MFS President reached an agreement with the SEC. (As a result of the settlement, these individuals resigned their director and officer positions with MFS.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

   As part of the settlement agreement referred to above, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors, which is subject to the approval by the SEC of a distribution methodology submitted by an independent distribution consultant in consultation with MFS and the Trustees of the applicable MFS funds. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years (and not increase certain management fees during this period). MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

   Since December, 2003, MFS, its parent company, Sun Life, certain MFS affiliates and various MFS funds (and certain current and/or former Trustees and officers of these MFS funds) have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits generally seek injunctive relief, including removal of the named Trustees, adviser and distributor, rescission of contracts, disgorgement of fees and profits, monetary damages, compensatory damages, an accounting, restitution, punitive damages, attorney's fees and costs and other equitable and declaratory relief. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

   These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS INVESTORS TRUST PORTFOLIO, the MFS TOTAL RETURN PORTFOLIO or trading in Portfolio shares.

Advisory Fees
_____________

   The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                       ANNUAL             AVERAGE DAILY NET
       PORTFOLIO                                  PERCENTAGE RATE         ASSET VALUE LEVELS
       ---------                                  ---------------         ------------------
       BlackRock Aggressive Growth (a)                        .75%        First $500 million
                                                              .70%        Next $500 million
                                                              .65%        Over $1 billion

       BlackRock Strategic Value (a)                          .85%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

       BlackRock Bond Income (b)                              .40%        First $1 billion
                                                              .35%        Next $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $3 billion

       BlackRock Diversified (a)                              .50%        First $500 million
                                                              .45%        Next $500 million
                                                              .40%        Over $1 billion

       BlackRock Investment Trust (a)                         .55%        First $500 million
                                                              .50%        Next $500 million
                                                              .45%        Over $1 billion

                                                      ANNUAL              AVERAGE DAILY NET
PORTFOLIO                                         PERCENTAGE RATE         ASSET VALUE LEVELS
---------                                         ---------------         ------------------
BlackRock Legacy Large Cap Growth (c)                         .73%        First $1 billion
                                                              .65%        Over $1 billion

BlackRock Large Cap Value                                     .70%        First $250 million
                                                              .65%        Next $500 million
                                                              .60%        Over $750 million

BlackRock Money Market (d)                                    .35%        First $1 billion
                                                              .30%        Next $1 billion
                                                              .25%        Over $2 billion

Capital Guardian U.S. Equity                                  .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Davis Venture Value                                           .75%        First $1 billion
                                                              .70%        Over $1 billion

FI International Stock (a) (e)                                .86%        First $500 million
                                                              .80%        Next $500 million
                                                              .75%        Over $1 billion

FI Mid Cap Opportunities (a)                                  .75%        First $100 million
                                                              .70%        Next $400 million
                                                              .65%        Over $500 million

FI Value Leaders (f)                                          .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Franklin Templeton Small Cap Growth                           .90%        First $500 million
                                                              .85%        Over $500 million

Harris Oakmark Focused Value (g)                              .75%        First $1 billion
                                                              .70%        Over $1 billion

Harris Oakmark Large Cap Value (a)                            .75%        First $250 million
                                                              .70%        Over $250 million

Jennison Growth                                               .70%        First $200 million
                                                              .65%        Next $300 million
                                                              .60%        Next $1.5 billion
                                                              .55%        Over $2 billion

Lehman Brothers Aggregate Bond Index (a)                      .25%        All Assets

Loomis Sayles Small Cap (h)                                   .90%        First $500 million
                                                              .85%        Over $500 million

MetLife Aggressive Allocation Portfolio (k)                   .10%        All Assets

MetLife Conservative Allocation Portfolio (k)                 .10%        All Assets

MetLife Conservative to Moderate Allocation Portfolio (k)     .10%        All Assets

MetLife Mid Cap Stock Index (a)                               .25%        All Assets

                                                             ANNUAL       AVERAGE DAILY NET
PORTFOLIO                                              PERCENTAGE RATE    ASSET VALUE LEVELS
---------                                              ---------------    ------------------
MetLife Moderate Allocation Portfolio (k)                       .10%      All Assets

MetLife Moderate to Aggressive Allocation Portfolio (k)         .10%      All Assets

MetLife Stock Index (a)                                         .25%      All Assets

MFS Investors Trust                                             .75%      All Assets

MFS Total Return                                                .50%      All Assets

Morgan Stanley EAFE Index (a)                                   .30%      All Assets

Neuberger Berman Mid Cap Value (a)                              .70%      First $100 million
                                                               .675%      Next $250 million
                                                                .65%      Next $500 million
                                                               .625%      Next $750 million
                                                                .60%      Over $1.6 billion

Oppenheimer Global Equity (a)                                   .90%      First $50 million
                                                                .55%      Next $50 million
                                                                .50%      Next $400 million
                                                               .475%      Over $500 million

Russell 2000 Index (a)                                          .25%      All Assets

Salomon Brothers Strategic Bond Opportunities                   .65%      All Assets

Salomon Brothers U.S. Government                                .55%      All Assets

T. Rowe Price Large Cap Growth (a)(j)                           .65%      First $50 million
                                                                .60%      Over $50 million

T. Rowe Price Small Cap Growth (a)                              .55%      First $100 million
                                                                .50%      Next $300 million
                                                                .45%      Over $400 million

Zenith Equity (i)                                               N/A       N/A

(a) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to January 1, 2000, the advisory fee payable by BLACKROCK BOND INCOME was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(c) Prior to May 1, 2004, the advisory fee payable by BLACKROCK LEGACY LARGE CAP GROWTH was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(d) Prior to January 1, 2000, the advisory fee payable by BLACKROCK MONEY MARKET was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(e) Prior to January 24, 2000, the advisory fee payable by FI INTERNATIONAL STOCK was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period

     January 24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.

(f) Prior to May 1, 2002, the advisory fee payable by FI VALUE LEADERS was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

(g) Prior to May 1, 1998, the advisory fee payable by HARRIS OAKMARK FOCUSED VALUE was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio's average daily net assets.

(h) Prior to January 1, 2000, the advisory fee payable by LOOMIS SAYLES SMALL CAP was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(i) Since May 1, 2002, there has been no advisory fee payable directly by the Portfolio. ZENITH EQUITY bears its share of the advisory fees of CAPITAL GUARDIAN U.S. EQUITY, FI VALUE LEADERS and JENNISON GROWTH through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by ZENITH EQUITY was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, Capital Growth Management Limited Partnership ("CGM") was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(j) Prior to August 5, 2004, the advisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.

(k) In addition to the advisory fees set out above for each ASSET ALLOCATION PORTFOLIO, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an ASSET ALLOCATION PORTFOLIO invests.

Advisory Fee Waivers
____________________

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:

                                       ANNUAL PERCENTAGE    AVERAGE DAILY NET
  PORTFOLIO                             RATE REDUCTION      ASSET VALUE LEVELS
  ---------                            -----------------   --------------------
  BlackRock Bond Income                                    Over $1 billion and
                                                 0.025%    less than $2 billion

  BlackRock Money Market                         0.005%    First $500 million

                                                 0.015%    Next $500 million

  Loomis Sayles Small Cap                         0.05%    All Assets

  Lehman Brothers Aggregate Bond Index           0.006%    All Assets

  MetLife Mid Cap Stock Index                    0.007%    All Assets

  MetLife Stock Index                            0.007%    All Assets

  Morgan Stanley EAFE Index                      0.007%    All Assets

  Russell 2000 Index                             0.007%    All Assets

  T. Rowe Price Large Cap Growth                 0.015%    First $50 million

   Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated among the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. ROWE PRICE LARGE CAP and T. ROWE PRICE SMALL CAP by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

Subadvisory Fees
________________

   MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (D) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
BlackRock Aggressive Growth (a)                        .45%     First $500 million
                                                       .35%     Next $500 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2.5 billion

BlackRock Bond Income (h)                              .20%     First $250 million
                                                       .15%     Next $750 million
                                                       .10%     Over $1 billion

BlackRock Diversified (a)                              .35%     First $250 million
                                                       .30%     Next $250 million
                                                       .25%     Over $500 million

BlackRock Investment Trust (a)                         .40%     First $250 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Legacy Large Cap Growth (b)                  .40%     First $300 million
                                                       .35%     Next $700 million
                                                       .30%     Over $1 billion

BlackRock Large Cap Value                              .45%     First $100 million
                                                       .40%     Next $150 million
                                                       .35%     Next $250 million
                                                       .30%     Next $1.5 billion
                                                       .25%     Over $2 billion

BlackRock Money Market (i)                             .08%     First $500 million
                                                       .07%     Next $500 million
                                                       .06%     Over $1 billion

BlackRock Strategic Value (a)                          .55%     First $250 million
                                                       .50%     Next $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $750 million

                                              ANNUAL
                                      PERCENTAGE RATE PAID BY
                                      METLIFE ADVISERS (d) TO   AVERAGE DAILY NET
PORTFOLIO                                 THE SUBADVISERS       ASSET VALUE LEVELS
---------                             -----------------------   ------------------
Capital Guardian U.S. Equity                           .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Davis Venture Value                                    .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

FI International Stock (a) (c)                         .55%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Over $500 million

FI Mid Cap Opportunities (a) (g)                       .50%     First $250 million
                                                       .45%     Next $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $1 billion

FI Value Leaders (d)                                   .50%     First $250 million
                                                       .40%     Next $500 million
                                                       .35%     Over $750 million

Franklin Templeton Small Cap Growth                    .60%     First $200 million
                                                       .52%     Next $300 million
                                                       .50%     Over $500 million

Harris Oakmark Focused Value (e)                       .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Harris Oakmark Large Cap Value (a)                     .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Over $500 million

Jennison Growth                                        .45%     First $100 million
                                                       .40%     Next $400 million
                                                       .35%     Next $500 million
                                                       .30%     Over $1 billion

Lehman Brothers Aggregate Bond Index (a)                 *

Loomis Sayles Small Cap                                .55%     First $25 million
                                                       .50%     Next $75 million
                                                       .45%     Next $100 million
                                                       .40%     Over $200 million

MetLife Aggressive Allocation Portfolio                 N/A     N/A

MetLife Conservative Allocation Portfolio               N/A     N/A

MetLife Conservative to Moderate Allocation
  Portfolio                                             N/A     N/A

MetLife Mid Cap Stock Index (a)                          *

                                                     ANNUAL
                                            PERCENTAGE RATE PAID BY
                                            METLIFE ADVISERS (d) TO    AVERAGE DAILY NET
PORTFOLIO                                       THE SUBADVISERS       ASSET VALUE LEVELS
---------                                    -----------------------  ------------------
MetLife Moderate Allocation Portfolio                   N/A             N/A

MetLife Moderate to Aggressive Allocation
  Portfolio                                             N/A             N/A

MetLife Stock Index (a)                                   *

MFS Investors Trust                                     .40%            First $150 million
                                                       .375%            Next $150 million
                                                       .350%            Over $300 million

MFS Total Return                                        .25%            First $50 million
                                                        .20%            Over $50 million

Morgan Stanley EAFE Index (a)                             *

Neuberger Berman Mid Cap Value (a)                      .45%            First $250 million
                                                        .40%            Next $750 million
                                                        .35%            Over $1 billion

Oppenheimer Global Equity (a) (i)                       .50%            First $50 million
                                                        .40%            Next $250 million
                                                        .34%            Next $250 million
                                                        .30%            Next $500 million
                                                       .275%            Over $1.05 billion

Russell 2000 Index (a)                                    *

Salomon Brothers Strategic Bond Opportunities           .35%            First $50 million
                                                        .30%            Next $150 million
                                                        .25%            Next $300 million
                                                        .20%            Over $500 million

Salomon Brothers U.S. Government                       .225%            First $200 million
                                                       .150%            Next $300 million
                                                       .100%            Over $500 million

T. Rowe Price Large Cap Growth (a) (j)                  .40%            First $250 million
                                                       .375%            Next $250 million
                                                        .35%            Over $500 million

T. Rowe Price Small Cap Growth (a)                      .35%            First $100 million
                                                        .30%            Next $300 million
                                                        .25%            Over $400 million

Zenith Equity (f)                                       N/A             N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2001, MetLife paid subadvisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(b) Prior to May 1, 2004, the subadviser to BLACKROCK LEGACY LARGE CAP GROWTH was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the

    Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

(c) Prior to December 16, 2003, the subadviser to FI INTERNATIONAL STOCK was Putnam Investment Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(d) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI VALUE LEADERS was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(e) From May 1, 1998 to April 30, 2000, the subadviser to HARRIS OAKMARK FOCUSED VALUE was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(f) Since May 1, 2002, ZENITH EQUITY has been managed directly by MetLife Advisers and there has been no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to ZENITH EQUITY was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, ZENITH EQUITY had no subadviser and was managed directly by CGM as adviser.

(g) Prior to May 1, 2004, the subadviser to FI MID CAP OPPORTUNITIES was Janus Capital Management, LLC and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.45% of the next $500 million; 0.40% of the next $750 million; and 0.35% of such assets over $1.5 billion.

(h) Prior to February 3, 2005, the subadvisory fee rate for BLACKROCK BOND INCOME was at the annual rate of 0.20% of the first $250 million of the Portfolio's average daily net assets and 0.15% of such assets over $250 million.

(i) Prior to May 1, 2005, the subadvisory fee rate for BLACKROCK MONEY MARKET was at the annual rate of 0.15% of the first $100 million of the Portfolio's average daily net assets and 0.075% of such assets over $100 million.

(j) Prior to February 3, 2005, the subadvisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.

(i) Prior to May 1, 2005, the subadviser to OPPENHEIMER GLOBAL EQUITY was Deutsche Investment Management Americas Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.70% of the first $20 million of the Portfolio's average daily net assets; 0.35% of the next $50 million; 0.30% of the next $400 million; and 0.275% of such assets over $500 million.

   In connection with SBAM's service as subadviser to SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SBAM's London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

   In connection with Davis Selected's service as subadviser to DAVIS VENTURE VALUE, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

   In connection with FMR's service as subadviser to FI INTERNATIONAL STOCK, FI VALUE LEADERS and FI MID CAP OPPORTUNITIES, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, each Portfolio paid the following amounts in advisory fees to MetLife Advisers. No information is provided for the ASSET ALLOCATION PORTFOLIOS, which began operations on May 1, 2005.

                                                AMOUNT PAID TO METLIFE ADVISERS OR METLIFE
                                                -------------------------------------------
PORTFOLIO                                           2002            2003           2004
---------                                       ------------    ------------   ------------
BlackRock Aggressive Growth                     $  6,146,514    $  5,836,591   $  6,727,459
BlackRock Bond Income                           $  3,086,918    $  4,082,181   $  4,028,376
BlackRock Diversified                           $  8,730,261    $  7,982,182   $  8,551,135
BlackRock Investment Trust                      $  9,554,506    $  8,408,511   $  9,280,121
BlackRock Large Cap Value                       $     30,894(a) $    255,461   $    582,621
BlackRock Legacy Large Cap Growth               $  4,584,842    $  3,832,839   $  4,181,373
BlackRock Money Market                          $  1,214,856    $  2,292,997   $  2,014,603
BlackRock Strategic Value                       $  3,248,261    $  4,255,375   $  7,085,611
Capital Guardian U.S. Equity                    $  1,516,336(a) $  2,258,386   $  2,664,106
Davis Venture Value                             $  6,661,085    $  8,511,064   $ 14,953,170
FI International Stock                          $  2,863,295    $  2,874,963   $  3,332,607
FI Mid Cap Opportunities                        $  5,650,440    $  5,370,713   $  6,357,009
FI Value Leaders                                $  3,107,520    $  3,427,742   $  3,745,210
Franklin Templeton Small Cap Growth             $    165,863    $    327,179   $    621,214
Harris Oakmark Focused Value                    $  4,106,122    $  6,780,786   $ 11,142,455
Harris Oakmark Large Cap Value                  $  1,863,462    $  2,273,216   $  3,306,121
Jennison Growth                                 $  1,576,283(a) $  2,976,069   $  4,687,248
Lehman Brothers Aggregate Bond Index            $    842,197    $  1,485,428   $  1,973,303
Loomis Sayles Small Cap                         $  3,149,457    $  2,937,874   $  3,480,201
MetLife Mid Cap Stock Index                     $    312,945    $    462,683   $    726,464
MetLife Stock Index                             $  8,068,926    $  8,732,170   $ 11,328,304
MFS Investors Trust                             $    216,486    $    445,734   $    870,010
MFS Total Return                                $    742,233    $    782,221   $  1,697,055
Morgan Stanley EAFE Index                       $    366,564    $    534,872   $    902,258
Neuberger Berman Mid Cap Value                  $  1,183,008    $  1,425,964   $  2,424,514
Oppenheimer Global Equity                       $  1,047,489    $  1,019,544   $  1,192,125
Russell 2000 Index                              $    377,713    $    512,787   $    831,185
Salomon Brothers Strategic Bond Opportunities   $    833,573    $  1,269,439   $  1,951,356
Salomon Brothers U.S. Government                $    915,362    $  1,516,747   $  1,525,319
T. Rowe Price Large Cap Growth                  $    942,239    $    961,810   $  1,398,412
T. Rowe Price Small Cap Growth                  $  1,294,717    $  1,300,675   $  1,661,490
Zenith Equity (b)                               $  2,675,372             N/A          N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) After May 1, 2002, MetLife Advisers serves as investment adviser to ZENITH EQUITY but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by ZENITH EQUITY for the period January 1, 2002 through April 30, 2002.

   For the fiscal years ended December 31, 2002, and 2003, and 2004, MetLife Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios:

                                                   AMOUNT PAID BY METLIFE ADVISERS OR
                                                         METLIFE(a) TO SUBADVISERS
                                                -------------------------------------------
PORTFOLIO                                           2002           2003             2004
---------                                       ------------    ------------    -----------
BlackRock Aggressive Growth                     $  3,447,014    $  3,293,296   $  3,738,729
BlackRock Bond Income                           $  1,283,403    $  1,660,227   $  1,637,603
BlackRock Diversified                           $  5,362,663    $  4,895,114   $  5,250,710
BlackRock Investment Trust                      $  6,181,740    $  5,480,674   $  6,061,732
BlackRock Large Cap Value                       $     19,860(a) $    164,225   $    374,071
BlackRock Legacy Large Cap Growth               $  2,436,979    $  2,081,361   $  2,185,832
BlackRock Money Market                          $    335,326    $    566,356   $    506,700
BlackRock Strategic Value                       $  2,035,743    $  2,617,075   $  4,167,782
Capital Guardian U.S. Equity                    $    925,385(a) $  1,378,238   $  1,627,509
Davis Venture Value                             $  3,408,506    $  4,312,237   $  7,526,584
FI International Stock                          $  1,874,629    $  1,871,173   $  1,993,807
FI Mid Cap Opportunities                        $  3,874,590    $  3,609,358   $  4,142,456
FI Value Leaders                                $  1,992,530    $  2,304,837   $  2,513,474
Franklin Templeton Small Cap Growth             $    110,576    $    218,119   $    414,142
Harris Oakmark Focused Value                    $  2,210,558    $  3,476,786   $  5,621,228
Harris Oakmark Large Cap Value                  $  1,046,012    $  1,277,842   $  1,866,869
Jennison Growth                                 $    962,275(a) $  1,817,705   $  2,830,062
Lehman Brothers Aggregate Bond Index            $    117,908    $    178,251   $    189,437
Loomis Sayles Small Cap                         $  1,562,260    $  1,468,221   $  1,709,255
MetLife Mid Cap Stock Index                     $     43,812    $     55,522   $     66,834
MetLife Stock Index                             $  1,129,650    $  1,047,861   $  1,042,204
MFS Investors Trust                             $    115,459    $    237,725   $    464,006
MFS Total Return                                $    321,894    $    337,888   $    703,823
Morgan Stanley EAFE Index                       $     42,766    $     53,488   $     69,173
Neuberger Berman Mid Cap Value                  $    772,004    $    932,960   $  1,550,479
Oppenheimer Global Equity                       $    718,493    $    701,727   $    805,275
Russell 2000 Index                              $     52,880    $     61,534   $     76,469
Salomon Brothers Strategic Bond Opportunities   $    409,726    $    606,314   $    875,522
Salomon Brothers U.S. Government                $    368,410    $    563,659   $    565,996
T. Rowe Price Large Cap Growth                  $    644,825    $    657,874   $    935,371
T. Rowe Price Small Cap Growth                  $    796,830    $    800,405   $  1,016,894
Zenith Equity (b)                               $  1,543,166             N/A            N/A

(a) For the period May 1, 2002 through December 31, 2002.

(b) For the period January 1, 2002 through April 30, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

Advisory Agreements and Subadvisory Agreements

   Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or
(ii) the applicable Portfolio's investment adviser or subadviser.

   Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

   Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

   For BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), as well as BLACKROCK AGGRESSIVE GROWTH, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LARGE CAP VALUE AND BLACKROCK STRATEGIC VALUE (together with BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH and BLACKROCK MONEY MARKET, the "BlackRock Portfolios") and each ASSET ALLOCATION PORTFOLIO, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock Portfolios and THE ASSET ALLOCATION PORTFOLIOS provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

   Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios, the BlackRock Portfolios and the ASSET ALLOCATION PORTFOLIOS provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

   Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

   It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

   It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
_____________________

   The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

   MetLife Advisers votes proxies relating to shares of an Underlying Portfolio held by ZENITH EQUITY or an ASSET ALLOCATION PORTFOLIO in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

   Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2004 within each of three categories: (A) registered investment companies, (B) other pooled investment vehicles, and (C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2004. As of December 31, 2004, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

DAVIS VENTURE VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO WHICH THE
                                                                     ADVISORY FEE IS BASED ON THE
                                  OTHER ACCOUNTS MANAGED              PERFORMANCE OF THE ACCOUNT
                          --------------------------------------- ----------------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF      TOTAL ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN       ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY    CATEGORY (1)    CATEGORY          CATEGORY
------------------------- ----------- ----------- --------------- -----------     ---------------
    Christopher Davis     Registered        23     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

    Kenneth Feinberg      Registered        21     $ 42 billion        0                N/A
                          investment
                          companies

                          Other              6     $717 million        0                N/A
                          pooled
                          investment
                          vehicles

                          Other         30,000(2)  $8.6 billion        0                N/A
                          accounts

(1) Figures for "Total Assets in Accounts" in each category are approximate as of December 31, 2004.

(2) Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of only $100,000.

MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

  . The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected has adopted procedures for allocating portfolio transactions across multiple accounts.

  . With respect to securities transactions for the portfolios, Davis Selected determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

  . Finally, substantial investment of Davis Selected or Davis family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Selected does not receive an incentive-based fee on any account.

COMPENSATION

Kenneth Feinberg's compensation as a Davis Selected employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected's profits, (iii) awards of equity ("Units") in Davis Selected including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected purchases shares in selected funds managed by Davis Selected. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis Selected consists of a base salary.

Davis Selected's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO AND T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                             BASED ON THE PERFORMANCE OF
                                      OTHER ACCOUNTS MANAGED                         THE ACCOUNT
                      ------------------------------------------------------ ---------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN   ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY      CATEGORY
--------------------- ------------------- ------------------ --------------- ----------- ---------------

Robert W. Smith,        Registered                       11  $11,443,143,041          0            N/A
                        investment
T. Rowe Price Large     companies
Cap Growth Portfolio
                        Other pooled                      3  $    92,986,353          0            N/A
                        investment
                        vehicles

                        Other accounts                    4  $   235,425,274          0            N/A

Paul W. Wojcik,         Registered                        3  $   454,479,891          0            N/A
                        investment
T. Rowe Price Small     companies
Cap Growth Portfolio
                        Other pooled                      0              N/A          0            N/A
                        investment
                        vehicles

                        Other accounts                    1  $    42,418,803          0            N/A

MATERIAL CONFLICTS OF INTEREST

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Portfolios and the investments of the other accounts included in the table above.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions;
(iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

COMPENSATION

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

HARRIS OAKMARK FOCUSED VALUE PORTFOLIO AND HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH THE ADVISORY FEE IS
                                      OTHER ACCOUNTS MANAGED                 BASED ON THE PERFORMANCE OF THE ACCOUNT
                      ------------------------------------------------------ --------------------------------------------------
  NAME OF PORTFOLIO                                          TOTAL ASSETS IN  NUMBER OF              TOTAL ASSETS IN
MANAGER AND PORTFOLIO                     NUMBER OF ACCOUNTS    ACCOUNTS     ACCOUNTS IN               ACCOUNTS IN
       MANAGED        CATEGORY OF ACCOUNT    IN CATEGORY       IN CATEGORY    CATEGORY                  CATEGORY
--------------------- ------------------- ------------------ --------------- -----------             ---------------
     Floyd J.           Registered                      2    $   400,085,194           0                          N/A
     Bellman,           investment
                        companies
     Harris
     Oakmark
     Focused            Other pooled                    2    $   359,670,995           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                193(1) $   556,123,791           0                          N/A

     Robert M.          Registered                      5    $ 1,203,535,751           0                          N/A
     Levy,              investment
                        companies
     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark
     Large              Other pooled                    0                N/A           0                          N/A
     Cap Value          investment
     Portfolio          vehicles
                        Other accounts                589(2) $ 2,499,427,268           0                          N/A

     William            Registered                      6    $13,202,739,891           0                          N/A
     C.                 investment
     Nygren,            companies

     Harris
     Oakmark
     Focused
     Value
     Portfolio,
     Harris
     Oakmark            Other pooled                    2    $   359,670,994           0                          N/A
     Large              investment
     Cap Value          vehicles
     Portfolio
                        Other accounts                  0                N/A           0                          N/A

     Michael J.         Registered                      7    $   968,158,529           0                          N/A
     Mangan,            investment
                        companies
     Harris
     Oakmark
     Large Cap          Other pooled                    1    $    48,081,878           0                          N/A
     Value              investment
     Portfolio          vehicles

                        Other accounts                180(3) $ 3,357,511,695           1             $     10,668,684

(1) This number includes all accounts within a single client relationship, and therefore the number of accounts greatly exceeds the number of relationships.

(2) Includes approximately 400 accounts managed pursuant to a "model portfolio" and multiple accounts within a single client relationship.

(3) A number of these accounts are "product accounts" managed pursuant to a model portfolio.

MATERIAL CONFLICTS OF INTEREST

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among a Portfolio's accounts and other accounts managed by the portfolio managers, including affiliated client accounts, accounts in which the portfolio managers may have personal investments, or accounts for which Harris may have a different advisory fee arrangement (including any accounts with respect to which the advisory fee is based on the performance of the account).

Allocation of Investment Opportunities: Harris makes decisions to recommend,
______________________________________
purchase, sell or hold securities for all of its client accounts based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris's policy to allocate investment opportunities to each client, including the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios, over a period of time on a fair and equitable basis relative to its other clients. Where accounts have competing interests in a limited investment opportunity, including participation in initial public offerings, Harris will allocate those investment opportunities based on a number of factors including cash availability or requirements, the time competing accounts have had funds available for investment or investments for sale, investment objectives and restrictions, an account's participation in other opportunities, tax considerations, and the relative size of portfolio holdings of the same or comparable securities.

Aggregation of Orders and Trade Allocations: When Harris believes it is
___________________________________________
desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris may aggregate its clients' orders, in a way that seeks to obtain more favorable executions in terms of the price at which the security is purchased or sold, the costs of execution and the efficiency of the processing of the transactions. Each account that participates in an aggregated order participates at the average share price. Where an aggregated order has not been completely filled, Harris's traders will allocate securities among the accounts participating in the order, and "product accounts" (I.E., mutual funds, institutional accounts and other similar accounts) will be allocated in proportion to the size of the order placed for each account (I.E., pro rata).

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these potential conflicts. Those policies and procedures provide, among other things, for periodic review and testing of allocations in order to reasonably ensure that all clients, including the Portfolios, are treated fairly and equitably and that, over time, no account (including any accounts with respect to which the advisory fee is based on the performance of the account) receives preferential treatment over another.

COMPENSATION

Harris's compensation of investment professionals, including the managers of the Portfolios, is based upon an assessment of each individual's long-term contribution to the investment success of Harris. Compensation for each of the managers of the Portfolios is structured as follows:

    (1) Base salary. The base salary is a fixed amount, and all partners of Harris receive the same base salary.

    (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the domestic and international investment groups is divided among the partners of each group and is paid out annually. The size of the pool is based on the overall profitability of that group.

    (3) Participation in a deferred compensation plan. The deferred compensation plan consists of revenue participation units that are awarded to partners and vest and pay out over a period of several years.

The determination of the amount of each individual's participation in the discretionary bonus pool and the deferred compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris's domestic or international investment group, whether as a portfolio manager, a research analyst or both.

Factors considered in evaluating the contribution of portfolio managers, including each of the Portfolios' portfolio managers, include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the manager's assets under management. The managers' compensation is not based solely on an evaluation of the performance of the Portfolios or the assets in the Portfolios. Rather, Harris considers the performance of all accounts managed by the individual, measuring that performance on both a current year and longer-term basis and on a pre-tax and after-tax basis to the extent such information is available, and the total assets managed by the individual.

BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio,
___________________________________________________________________________
BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock
___________________________________________________________________________
Investment Trust Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and
____________________________________________________________________________
BlackRock Large Cap Value Portfolio
___________________________________

The following information was provided by BlackRock as of January 31, 2005, the date when BlackRock became subadviser to these Portfolios.

OTHER ACCOUNTS MANAGED

                                                                         ACCOUNTS WITH RESPECT TO WHICH THE
                                                                           ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                             ------------------------------------------- ----------------------------------
     NAME OF PORTFOLIO                       NUMBER OF  TOTAL ASSETS IN   NUMBER OF      TOTAL ASSETS IN
  MANAGER AND PORTFOLIO(S)    CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN       ACCOUNTS IN
          MANAGED               ACCOUNT      CATEGORY      CATEGORY       CATEGORY          CATEGORY
  ------------------------   -------------- ----------- ---------------- -----------     -----------------
Keith Anderson,                Registered          31      $ 18,000,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        41      $ 12,900,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     403      $107,000,000,000     20          $6,000,000,000

Scott Amero,                   Registered          36      $ 20,500,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio and BlackRock Bond   companies
Income Portfolio

                               Other pooled        48      $ 14,000,000,000      3          $2,700,000,000
                               investment
                               vehicles

                               Other accounts     421      $112,600,000,000     20          $6,000,000,000

David E. Byrket,               Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Frederick W. Herrmann,         Registered          12      $  6,951,000,000      0                     N/A
BlackRock Diversified          investment
Portfolio, BlackRock Large Cap companies
Value Portfolio, BlackRock
Investment Trust Portfolio

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    107,000,000      0                     N/A

Eileen Leary,                  Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Neil Wagner,                   Registered           7      $  2,432,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       7      $    248,000,000      0                     N/A

Anne Truesdale,                Registered           2      $  1,427,000,000      0                     N/A
BlackRock Aggressive Growth    investment
Portfolio                      companies

                               Other pooled         1      $     15,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       0                   N/A      0                     N/A

Wayne Archambo,                Registered          12      $  5,865,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    Companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      18      $    859,000,000      0                     N/A

Kate O'Connor,                 Registered           8      $  1,666,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts      13      $    679,000,000      0                     N/A

Tobias Welo,                   Registered           3      $  3,497,000,000      0                     N/A
BlackRock Strategic Value      investment
  Portfolio                    companies

                               Other pooled         0                   N/A      0                     N/A
                               investment
                               vehicles

                               Other accounts       4      $    176,000,000      0                     N/A

Jeffrey R. Lindsey             Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

Edward P. Dowd                 Registered           4      $  1,187,000,000      0                     N/A
BlackRock Legacy Large Cap     investment
  Growth Portfolio             companies

                               Other pooled         1      $    119,000,000      0                     N/A
                               investment
                               vehicles

                               Other accounts       3      $    724,000,000      0                     N/A

MATERIAL CONFLICTS OF INTEREST

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. Finally, Mr. Anderson and Mr. Amero manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION

BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Each of Messrs. Anderson, Amero, Byrket, Herrmann, Archambo, Welo, Wagner, Lindsey and Dowd and Mses. O'Connor, Leary and Truesdale have received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including certain of the portfolio managers, is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson, Amero, Archambo and Wagner have been granted stock options in prior years. Messrs. Anderson, Amero and Archambo participate in BlackRock's restricted stock program.

Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each of the portfolio managers is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Messrs. Byrket and Herrmann, the relevant benchmark is the Standard & Poor's 500 Index for the Investment Trust Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value for the Large Cap Value Portfolio. For Mr. Wagner, Ms. Leary and Ms. Truesdale, the relevant benchmark is the Russell Midcap Growth Index. For Messrs. Archambo and Welo, and Ms. O'Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index. In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

JENNISON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                          WHICH THE ADVISORY FEE IS
                                                                          BASED ON THE PERFORMANCE
                                      OTHER ACCOUNTS MANAGED                  OF THE ACCOUNT
                          ----------------------------------------------- -------------------------
                                                                                            TOTAL
                                                NUMBER OF  TOTAL ASSETS IN    NUMBER OF    ASSETS IN
                                               ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY     CATEGORY
------------------------- ------------------- ----------- ---------------- -------------  -----------
 Kathleen A  McCarragher  Registered                14      $ 6,864,727,448      0             N/A
                          investment
                          companies

                          Other pooled               4      $   253,264,621      0             N/A
                          investment
                          vehicles

                          Other accounts            37      $ 3,627,689,051      0             N/A

 Spiros Segalas           Registered                13      $13,568,151,649      0             N/A
                          investment
                          companies

                          Other pooled               2      $   222,629,452      0             N/A
                          investment
                          vehicles

                          Other accounts             9      $ 2,580,147,145      0             N/A

 Michael A. Del Balso     Registered                14      $ 8,005,026,402      0             N/A
                          investment
                          companies

                          Other pooled               5      $ 1,287,496,329      0             N/A
                          investment
                          vehicles

                          Other accounts (1)        15      $ 1,308,957,601      0             N/A

(1) Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

MATERIAL CONFLICTS OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy with similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

  . One and three year pre-tax investment performance of groupings of accounts relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  . The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;

  .   Historical and long-term business potential of the product strategies;

  .   Qualitative factors such as teamwork and responsiveness;

  . Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT
                                                                  TO WHICH THE ADVISORY
                                                                   FEE IS BASED ON THE
                                                                   PERFORMANCE OF THE
                                  OTHER ACCOUNTS MANAGED                 ACCOUNT
                          --------------------------------------- ---------------------
                                                                                  TOTAL
                                                                                ASSETS IN
                                        NUMBER OF   TOTAL ASSETS IN  NUMBER OF  ACCOUNTS
                          CATEGORY OF  ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN    IN
NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY      CATEGORY        CATEGORY   CATEGORY
------------------------- ----------- ----------- --------------- ----------- ---------
   Michael McCarthy       Registered           9    $12,615,000,000        0         N/A
                          investment
                          companies

                          Other                5    $ 1,080,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Zachary Perry          Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                4    $ 2,082,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Brad Carris            Registered           5    $ 2,289,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   867,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

   Edward B. Jamieson     Registered           5    $10,380,000,000        0         N/A
                          investment
                          companies

                          Other                3    $   213,000,000        0         N/A
                          pooled
                          investment
                          vehicles

                          Other                0                N/A        0         N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisers has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

   BASE SALARY. Each portfolio manager is paid a base salary.

   ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

  . INVESTMENT PERFORMANCE: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

  . NON-INVESTMENT PERFORMANCE: The more qualitative contributions of a portfolio manager to Franklin Advisers' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

   ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees.

FI VALUE LEADERS PORTFOLIO, FI MID CAP OPPORTUNITIES PORTFOLIO AND FI
_____________________________________________________________________
INTERNATIONAL STOCK PORTFOLIO
_____________________________

OTHER ACCOUNTS MANAGED

                                                                          ACCOUNTS WITH RESPECT TO
                                                                         WHICH THE ADVISORY FEE IS BASED
                                                                          ON THE PERFORMANCE OF THE
                                         OTHER ACCOUNTS MANAGED                    ACCOUNT
                                 --------------------------------------- -------------------------------
                                                 NUMBER
                                                   OF                                  TOTAL ASSETS IN
       NAME OF PORTFOLIO                        ACCOUNTS   TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
     MANAGER AND PORTFOLIO        CATEGORY OF      IN        ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
            MANAGED                 ACCOUNT     CATEGORY     CATEGORY      CATEGORY        MILLIONS)
     ---------------------       -------------- -------- --------------- -----------   ---------------
Brian Hogan,                     Registered
                                 investment
FI Value Leaders Portfolio       companies             4   $   227,000,000     1       $   106,000,000

                                 Other pooled
                                 investment
                                 vehicles              2   $   952,000,000     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

Peter Saperstone,
                                 Registered
FI Mid Cap Opportunities         investment
  Portfolio                      companies             3   $10,146,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0               N/A     0                   N/A

                                 Other accounts        1   $   153,000,000     0                   N/A

Penny Dobkin,                    Registered
                                 investment
FI International Stock Portfolio companies             1   $ 5,531,000,000     0                   N/A

                                 Other pooled
                                 investment
                                 vehicles              0              N /A     0                   N/A

                                 Other accounts        0               N/A     0                   N/A

MATERIAL CONFLICTS OF INTEREST

The portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. The portfolio managers' base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio managers must allocate their time and investment ideas across multiple funds and accounts. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that FMR's code of ethics will adequately address such conflicts.

COMPENSATION

As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio managers' compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of each portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the Portfolio measured against an appropriate benchmark index and the pre-tax investment performance of the equity assets of the Portfolio within a relevant peer group (Lipper category). The benchmark index and peer group used for each portfolio manager listed above are as follows:

   Brian Hogan: Russell 1000 Value Index and Lipper Large Cap Value Funds Classification

   Peter Saperstone: S&P Mid Cap 400 Index and Lipper Mid Cap Objective

   Penny Dobkin: MSCI EAFE Index and Lipper International Objective

Each portfolio manager's bonus is based on several components calculated separately over his or her tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and
(ii) the investment performance of a broad range of other equity funds and accounts advised by FMR. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

LOOMIS SAYLES SMALL CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED               OF THE ACCOUNT
                          --------------------------------------- ------------------------
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF   TOTAL ASSETS
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  IN ACCOUNTS
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY    IN CATEGORY
------------------------- ----------- ----------- --------------- -----------  ------------
   John J. Slavik (1)     Registered       3      $   83,916,854           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            3      $      168,777           0             N/A
                          accounts

   Mark F. Burns (2)      Registered       3      $   84,390,025           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            4      $  104,431,714           0             N/A
                          accounts

   Joseph R. Gatz         Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other           20      $  993,611,577           1      $8,126,369
                          accounts

   Daniel G. Thelen       Registered       3      $1,058,054,679           0             N/A
                          investment
                          companies

                          Other            0                 N/A           0             N/A
                          pooled
                          investment
                          vehicles

                          Other            9      $  119,747,335           0             N/A
                          accounts

(1) Number of accounts and values are as of April 1, 2005, the date on which Mr. Slavik began co-managing the Portfolio.

(2) Number of accounts and values are as of January 7, 2005, the date on which Mr. Burns began co-managing the Portfolio.

MATERIAL CONFLICTS OF INTEREST

The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients.

Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.

Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% of the total. Investment performance is measured by comparing the performance of the firm's institutional composite (net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark for the small cap value style is the Russell 1000 Value and the benchmark for the small cap growth style is the Russell 1000 Growth.

Loomis Sayles has chosen the institutional peer groups as the primary measuring stick for manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. The Portfolio is not included in a composite, so unlike other managed accounts, Portfolio performance and asset size do not directly contribute to this calculation. However, the Portfolio employs strategies endorsed by Loomis Sayles which fit into the product category for the relevant investment style.

Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

The other three factors are used to determine the remainder of variable compensation. The amount of variable compensation paid based on these factors is subject to the discretion of the Chief Investment Officer (CIO) and senior management, and is evaluated on a yearly basis. The CIO and senior management may decrease or eliminate the weight given to these other factors.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The portfolio managers of the Portfolio also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                  ACCOUNTS WITH RESPECT TO
                                                                  WHICH THE ADVISORY FEE IS
                                                                  BASED ON THE PERFORMANCE
                                  OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                          --------------------------------------- -------------------------
                                                                                  TOTAL
                                       NUMBER OF  TOTAL ASSETS IN  NUMBER OF    ASSETS IN
                          CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN  ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY     CATEGORY
------------------------- ----------- ----------- --------------- -----------  -----------
Andrew B. Wellington      Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

David M. DiDomenico       Registered          10  $ 2,916,000,000          0          N/A
                          investment
                          companies

                          Other                0              N/A          0          N/A
                          pooled
                          investment
                          vehicles

                          Other                2  $    42,000,000          0          N/A
                          accounts

MATERIAL CONFLICTS OF INTEREST

While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

COMPENSATION

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                    ACCOUNTS WITH RESPECT TO
                                                                   WHICH THE ADVISORY FEE IS BASED
                                                                    ON THE PERFORMANCE OF THE
                                   OTHER ACCOUNTS MANAGED                    ACCOUNT
                           --------------------------------------- -------------------------------
                                                                                 TOTAL ASSETS IN
                                        NUMBER OF  TOTAL ASSETS IN  NUMBER OF      ACCOUNTS IN
                           CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN    CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT    CATEGORY      CATEGORY      CATEGORY        MILLIONS)
-------------------------- ----------- ----------- --------------- -----------   ---------------
Rajeev Bhaman              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                2  $    71,100,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

William Wilby              Registered          15  $19,335,900,000        1     $    189,200,000
                           investment
                           companies

                           Other                1  $    19,600,000        0                  N/A
                           pooled
                           investment
                           vehicles

                           Other                0              N/A        0                  N/A
                           accounts

MATERIAL CONFLICTS OF INTEREST

As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION

The Portfolio's portfolio managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO
                                                                              WHICH THE ADVISORY FEE IS
                                                                              BASED ON THE PERFORMANCE
                                              OTHER ACCOUNTS MANAGED              OF THE ACCOUNT
                                      --------------------------------------- -------------------------
                                                              TOTAL ASSETS IN                 TOTAL
          NAME OF PORTFOLIO                        NUMBER OF    ACCOUNTS IN    NUMBER OF    ASSETS IN
       MANAGER AND PORTFOLIO(S)       CATEGORY OF ACCOUNTS IN  CATEGORY (IN   ACCOUNTS IN  ACCOUNTS IN
               MANAGED                  ACCOUNT    CATEGORY      BILLIONS)     CATEGORY     CATEGORY
      -------------------------       ----------- ----------- --------------- -----------  -----------

Roger Lavan,                          Registered      14      $ 6,257,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio and Salomon
  Brothers U.S. Government Portfolio

                                      Other            4      $   398,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other            4      $ 1,869,000,000      0           N/A
                                      accounts

Peter Wilby,                          Registered      32      $17,994,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
Opportunities Portfolio
                                      Other           16      $ 2,195,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           47      $ 7,794,000,000      0           N/A
                                      accounts

David Scott,                          Registered       5      $ 1,484,000,000      0           N/A
                                      investment
Salomon Brothers Strategic Bond       companies
  Opportunities Portfolio

                                      Other           20      $ 1,414,000,000      0           N/A
                                      pooled
                                      investment
                                      vehicles

                                      Other           24      $ 3,133,000,000      0           N/A
                                      accounts

MATERIAL CONFLICTS OF INTEREST

   Material conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above. These potential conflicts include:

   ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

   PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

   SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

   RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

Investment professionals for Citigroup Asset Management ("CAM"), the parent company of SBAM, receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Portfolios' portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
______________________________________

OTHER ACCOUNTS MANAGED

Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted above. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                           THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                           ----------------------------------------------- --------------------------------
                                                                                       TOTAL ASSETS IN
                                         NUMBER OF     TOTAL ASSETS IN      NUMBER OF    ACCOUNTS IN
                           CATEGORY OF  ACCOUNTS IN      ACCOUNTS IN       ACCOUNTS IN  CATEGORY (IN
 NAME OF PORTFOLIO MANAGER   ACCOUNT     CATEGORY   CATEGORY (IN BILLIONS)  CATEGORY      BILLIONS)
-------------------------- ------------ ----------- ---------------------- ----------- --------------------
Michael Ericksen           Registered            13 $        6,430,000,000           0                    0
                           investment
                           companies

                           Other pooled          23 $       18,240,000,000           0                    0
                           investment
                           vehicles

                           Other                408 $      103,860,000,000          61 $     24,710,000,000
                           accounts

David Fisher               Registered            24 $       26,320,000,000           1 $        620,000,000
                           investment
                           companies

                           Other pooled          36 $       47,660,000,000           4 $        430,000,000
                           investment
                           vehicles

                           Other                379 $      110,300,000,000          14 $      9,250,000,000
                           accounts

Theodore Samuels           Registered             9 $        5,460,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           8 $        1,610,000,000           0                  N/A
                           investment
                           vehicles

                           Other                460 $       27,060,000,000           3 $      2,600,000,000
                           accounts

Eugene Stein               Registered            11 $        6,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          14 $        6,260,000,000           0                  N/A
                           investment
                           vehicles

                           Other                142 $       39,830,000,000           8 $      6,210,000,000
                           accounts

Terry Berkemeier           Registered             9 $        5,270,000,000           0                  N/A
                           investment
                           companies

                           Other pooled           9 $        5,110,000,000           0                  N/A
                           investment
                           vehicles

                           Other                166 $       47,880,000,000          11 $      6,580,000,000
                           accounts

Alan J. Wilson             Registered            22 $       12,680,000,000           0                  N/A
                           investment
                           companies

                           Other pooled          23 $        9,000,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts       238 $       66,630,000,000          14  $     9,460,000,000

Karen Miller               Registered           12  $        6,370,000,000           0                  N/A
                           investment
                           companies

                           Other pooled         15  $        2,910,000,000           0                  N/A
                           investment
                           vehicles

                           Other accounts      102  $       23,560,000,000           3  $     2,600,000,000

MATERIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. Capital Guardian has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the Portfolio's assets. (In addition, Capital Guardian's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

MFS Investors Trust Portfolio and MFS Total Return Portfolio
____________________________________________________________

OTHER ACCOUNTS MANAGED

                                                                       ACCOUNTS WITH RESPECT TO
                                                                      WHICH THE ADVISORY FEE IS BASED
                                                                       ON THE PERFORMANCE OF THE
                                      OTHER ACCOUNTS MANAGED                    ACCOUNT
                              --------------------------------------- -------------------------------
      NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF    TOTAL ASSETS IN
   MANAGER AND PORTFOLIO(S)   CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN     ACCOUNTS IN
           MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY        CATEGORY
  -------------------------   ----------- ----------- --------------- -----------   ---------------
T. Kevin Beatty,              Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Nicole M. Zatlyn (1),         Registered       7      $ 8,689,121,375      0                  N/A
                              investment
MFS Investors Trust Portfolio companies

                              Other            1      $   336,199,686      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            5      $   326,075,151      0                  N/A
                              accounts

Brooks A. Taylor,             Registered       7      $20,581,237,705      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Kenneth J. Enright,           Registered      17      $25,209,760,933      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            0                  N/A      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other            0                  N/A      0                  N/A
                              accounts

Steven R. Gorham,             Registered      22      $29,960,023,485      0                  N/A
                              investment
MFS Total Return Portfolio    companies

                              Other            3      $   668,040,520      0                  N/A
                              pooled
                              investment
                              vehicles

                              Other           25      $ 3,678,416,023      1         $396,696,178
                              accounts


  Michael W. Roberge,        Registered investment 10  $22,299,678,379 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $    27,226,392 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William J. Adams,          Registered investment 13  $22,793,259,510 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          1   $   330,422,209 0   N/A
                             investment vehicles

                             Other accounts        2   $    47,865,339 0   N/A

  Alan T. Langsner,          Registered investment 17  $25,209,760,933 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

  William P. Douglas,        Registered investment  5  $18,382,951,422 0   N/A
                             companies
  MFS Total Return Portfolio

                             Other pooled          0               N/A 0   N/A
                             investment vehicles

                             Other accounts        0               N/A 0   N/A

(1) As of May 1, 2005, Nicole Zatlyn will become a portfolio manager for the all of the accounts managed by Kevin Beatty, including the MFS Investors Trust Portfolio. Figures in the table are reported as of 12/31/04, the same date as of which they are reported for Kevin Beatty.

MATERIAL CONFLICTS OF INTEREST

MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolios as well as for accounts with similar investment objectives of MFS or its subsidiary. Securities transactions for the Portfolios and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios' ability to participate in volume transactions will produce better executions for the Portfolios.

MFS does not receive a performance fee for its management of the Portfolios. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  . BASE SALARY - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  . PERFORMANCE BONUS - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolios and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

     . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO, AND ASSET ALLOCATION PORTFOLIOS

OTHER ACCOUNTS MANAGED - INDEX PORTFOLIOS

                                                                             ACCOUNTS WITH RESPECT TO
                                                                             WHICH THE ADVISORY FEE IS
                                                                            BASED ON THE PERFORMANCE OF
                                           OTHER ACCOUNTS MANAGED                   THE ACCOUNT
                                 ------------------------------------------ ---------------------------
       NAME OF PORTFOLIO                         NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
    MANAGER AND PORTFOLIO(S)      CATEGORY OF   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
            MANAGED                 ACCOUNT      CATEGORY      CATEGORY      CATEGORY      CATEGORY
    ------------------------     -------------- ----------- --------------- ----------- ---------------
Stacey Lituchy,                  Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio, Lehman Brothers
Aggregate Bond Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     20      $9,553,000,000       0            N/A

Urmil Shah,                      Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Norman Hu                        Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Mirsad Usejnoski                 Registered          1      $   62,000,000       0            N/A
                                 investment
MetLife Stock Index Portfolio,   companies
MetLife Mid Cap Stock Index
Portfolio, Russell 2000 Index
Portfolio, Morgan Stanley EAFE
Index Portfolio

                                 Other pooled        1      $1,291,000,000       0            N/A
                                 investment
                                 vehicles

                                 Other accounts     11      $5,407,000,000       0            N/A

Tresa Lau,                       Registered          0                 N/A       0            N/A
                                 investment
Lehman Brothers Aggregate Bond   companies
Index Portfolio

                                 Other pooled        0                 N/A       0            N/A
                                 investment
                                 vehicles

                                 Other accounts      8      $4,416,000,000       0            N/A

MATERIAL CONFLICTS OF INTEREST - INDEX PORTFOLIOS

MetLife is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

OTHER ACCOUNTS MANAGED - ZENITH EQUITY PORTFOLIO

                                                                 ACCOUNTS WITH RESPECT TO
                                                                 WHICH THE ADVISORY FEE IS
                                                                BASED ON THE PERFORMANCE OF
                                OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                        --------------------------------------- ---------------------------
   NAME OF PORTFOLIO                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
 MANAGER AND PORTFOLIO  CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
        MANAGED           ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
 ---------------------  ----------- ----------- --------------- ----------- ---------------
John F. Guthrie, Jr.,   Registered       5      $3,875,345,494       0            N/A
                        investment
Zenith Equity Portfolio companies

                        Other            0                 N/A       0            N/A
                        pooled
                        investment
                        vehicles

                        Other            0                 N/A       0            N/A
                        accounts

MATERIAL CONFLICTS OF INTEREST- ZENITH EQUITY PORTFOLIO

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Zenith Equity Portfolio and the management of the other accounts included in the table above.

OTHER ACCOUNTS MANAGED - ASSET ALLOCATION PORTFOLIOS

                                                                     ACCOUNTS WITH RESPECT TO
                                                                     WHICH THE ADVISORY FEE IS
                                                                    BASED ON THE PERFORMANCE OF
                                    OTHER ACCOUNTS MANAGED                  THE ACCOUNT
                            --------------------------------------- ---------------------------
    NAME OF PORTFOLIO                    NUMBER OF  TOTAL ASSETS IN  NUMBER OF  TOTAL ASSETS IN
  MANAGER AND PORTFOLIOS    CATEGORY OF ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN
         MANAGED              ACCOUNT    CATEGORY      CATEGORY      CATEGORY      CATEGORY
  ----------------------    ----------- ----------- --------------- ----------- ---------------

Elizabeth M. Forget,        Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Alan Leland,                Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Bradley D. Rhoads,          Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Darrel A. Olson,            Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

Anthony J. Dufault,         Registered       5      $3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

John F. Guthrie, Jr.,       Registered       6      $4,904,728,435       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts


Thomas C. McDevitt,         Registered       5   $   3,875,345,494       0            N/A
                            investment
Asset Allocation Portfolios companies

                            Other            0                 N/A       0            N/A
                            pooled
                            investment
                            vehicles

                            Other            0                 N/A       0            N/A
                            accounts

MATERIAL CONFLICTS OF INTEREST - ASSET ALLOCATION PORTFOLIOS

MetLife Advisers is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION - INDEX PORTFOLIOS, ZENITH EQUITY PORTFOLIO AND ASSET ALLOCATION PORTFOLIOS

The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                            DISTRIBUTION AGREEMENTS

MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

   The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B or Class E shares of any such Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

   Under the Distribution Agreement for such Portfolios, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios and the Asset Allocation Portfolios:

   Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

   The Distribution Plan provides that the Fund, on behalf of each such Portfolio that issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

   Each of the Distribution Plan and the Distribution and Services Plan (the "Plans") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

    (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a class of shares of the Fund;

    (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

    (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

    (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

    (e) training sales personnel regarding the Fund;

    (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

    (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

    (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

    (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

   The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

   The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

   The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Plans for the year ended December 31, 2004:

                                                TOTAL FEES PAID TO
              PORTFOLIO                            DISTRIBUTOR
              ---------                         ------------------
              BlackRock Aggressive Growth           $   26,630
              BlackRock Bond Income                 $  365,272
              BlackRock Diversified                 $  129,165
              BlackRock Investment Trust            $  116,665
              BlackRock Large Cap Value             $   76,124
              BlackRock Legacy Large Cap Growth     $  103,809
              BlackRock Money Market                $  198,029
              BlackRock Strategic Value             $  393,381
              Capital Guardian U.S. Equity          $  107,206
              Davis Venture Value                   $1,769,571
              FI International Stock                $  121,752
              FI Mid Cap Opportunities              $  105,543
              FI Value Leaders                      $   40,945

                                                      TOTAL FEES PAID TO
        PORTFOLIO                                        DISTRIBUTOR
        ---------                                     ------------------
        Franklin Templeton Small Cap Growth               $   87,944
        Harris Oakmark Focused Value                      $1,939,341
        Harris Oakmark Large Cap Value                    $  224,604
        Jennison Growth                                   $  948,744
        Lehman Brothers Aggregate Bond Index              $  510,964
        Loomis Sayles Small Cap                           $   64,375
        MetLife Mid Cap Stock Index                       $  199,206
        MetLife Stock Index                               $1,216,830
        MFS Investors Trust                               $  156,921
        MFS Total Return                                  $  244,870
        Morgan Stanley EAFE Index                         $  209,584
        Neuberger Berman Mid Cap Value                    $  194,621
        Oppenheimer Global Equity                         $   22,078
        Russell 2000 Index                                $  206,451
        Salomon Brothers Strategic Bond Opportunities     $  226,378
        Salomon Brothers U.S. Government                  $  203,946
        T. Rowe Price Large Cap Growth                    $   78,700
        T. Rowe Price Small Cap Growth                    $   43,127
        Zenith Equity*                                           N/A

* There were no Class B or Class E shares of this Portfolio outstanding during the year ended December 31, 2004.

   The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

                                OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
______________________
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually
_____________________________________________
approves an independent registered public accounting firm which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2004, incorporated by reference into this SAI, have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Portfolio Consultant. For each ASSET ALLOCATION PORTFOLIO, MetLife Advisers has
____________________
hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

   The ASSET ALLOCATION PORTFOLIOS invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the ASSET ALLOCATION PORTFOLIOS bear such costs indirectly through their investment in the Underlying Portfolios. Similarly, ZENITH EQUITY bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the ASSET ALLOCATION PORTFOLIOS, ZENITH EQUITY and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio
___________________________________
transactions of BLACKROCK BOND INCOME, BLACKROCK DIVERSIFIED, BLACKROCK MONEY MARKET, LEHMAN BROTHERS AGGREGATE BOND INDEX, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENt in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the
____________________________________________
purchase and sale of portfolio securities, each subadviser of BLACKROCK AGGRESSIVE GROWTH, BLACKROCK STRATEGIC VALUE, BLACKROCK DIVERSIFIED, BLACKROCK INVESTMENT TRUST, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK LARGE CAP VALUE, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, FI INTERNATIONAL STOCK, FI MID CAP OPPORTUNITIES, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, HARRIS OAKMARK LARGE CAP VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, MFS INVESTORS TRUST, MFS TOTAL RETURN, MORGAN STANLEY EAFE INDEX, NEUBERGER BERMAN MID CAP VALUE, OPPENHEIMER GLOBAL EQUITY, RUSSELL 2000 INDEX, T. ROWE PRICE LARGE CAP GROWTH and T. ROWE PRICE SMALL CAP GROWTH selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

   A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

   The following services may be considered by subadvisers when selecting brokers:

  . RECOMMENDATIONS AND ADVICE about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

  . SEMINARS, INFORMATION, ANALYSES, AND REPORTS concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

  . ACCESS to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

  . PRODUCTS AND OTHER SERVICES including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories; and

  . STATISTICAL AND ANALYTICAL DATA relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

   Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

   The following table shows the brokerage commissions paid by the Fund for each of the Portfolios listed below for the years ended December 31, 2002, 2003 and 2004:

 PORTFOLIO                                         2002         2003         2004
 ---------                                      ----------   ----------   ----------
 BlackRock Aggressive Growth                    $3,710,518   $2,721,761   $2,920,804
 BlackRock Bond Income                          $  118,251   $  110,432   $  305,426
 BlackRock Diversified                          $3,733,157   $3,039,083   $3,352,520
 BlackRock Investment Trust                     $5,295,167   $4,484,765   $4,706,249
 BlackRock Large Cap Value                      $   28,195   $   82,110   $  143,984
 BlackRock Legacy Large Cap Growth              $4,881,312   $3,093,320   $2,357,146
 BlackRock Money Market                                N/A          N/A          N/A
 BlackRock Strategic Value                      $1,198,868   $1,446,240   $1,641,069
 Capital Guardian U.S. Equity                   $  777,297   $  345,062   $  287,977
 Davis Venture Value                            $  722,687   $  519,422   $  812,095
 FI International Stock                         $  587,360   $1,037,264   $1,096,618
 FI Mid Cap Opportunities                       $1,783,484   $  763,405   $5,192,681
 FI Value Leaders                               $2,576,192   $  754,678   $2,334,802
 Franklin Templeton Small Cap Growth            $   78,969   $   88,126   $  132,226
 Harris Oakmark Focused Value                   $  738,720   $1,288,300   $1,060,899
 Harris Oakmark Large Cap Value                 $  409,118   $  243,640   $  332,184
 Jennison Growth                                $  925,760   $  914,737   $1,362,722
 Lehman Brothers Aggregate Bond Index                  N/A          N/A   $        0
 Loomis Sayles Small Cap                        $1,648,902   $1,565,481   $1,836,272
 MetLife Mid Cap Stock Index                    $   89,095   $   41,514   $   50,875
 MetLife Stock Index                            $   99,656   $   82,395   $   45,026
 MFS Investors Trust                            $   65,338   $  167,261   $  259,526
 MFS Total Return                               $  205,455   $  165,182   $  452,908
 Morgan Stanley EAFE Index                      $  132,646   $  207,667   $  320,315
 Neuberger Berman Mid Cap Value                 $  447,128   $  482,554   $  699,205
 Oppenheimer Global Equity                      $  182,195   $  464,677   $  453,803
 Russell 2000 Index                             $  173,823   $   95,443   $   89,483
 Salomon Brothers Strategic Bond Opportunities         N/A   $    1,442   $   20,293
 Salomon Brothers U.S. Government                      N/A   $    1,278   $   16,898
 T. Rowe Price Large Cap Growth                 $  208,653   $  176,814   $  262,549
 T. Rowe Price Small Cap Growth                 $  348,813   $  206,204   $  262,312
 Zenith Equity                                  $4,285,752          N/A          N/A

   Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

   For the fiscal year ending December 31, 2004, the following Portfolios paid commissions to brokers because of research services provided: BLACKROCK AGGRESSIVE GROWTH paid $102,687 based on related transactions of $60,982,765; BLACKROCK DIVERSIFIED paid $452,911 based on related transactions of $295,390,491; BLACKROCK INVESTMENT TRUST paid $756,573 based on related transactions of $450,774,268; BLACKROCK LEGACY LARGE CAP GROWTH paid $229,352 based on related transactions of $130,655,851; BLACKROCK STRATEGIC VALUE paid $222,094 based on related transactions of $72,268,153; BLACKROCK LARGE CAP VALUE paid $7,435 based on related transactions of $5,223,680; FI INTERNATIONAL STOCK paid $1,094,425 based on related transactions of $653,271,195; FI MID CAP OPPORTUNITIES paid $4,859,795 based on related transactions of $3,173,350,554; FI VALUE LEADERS paid $2,227,799 based on related transactions of $1,620,339,628; FRANKLIN TEMPLETON SMALL CAP GROWTH paid $14,337 based on related transactions of $10,619,585; HARRIS OAKMARK FOCUSED VALUE paid $177,960 based on related transactions of $105,359,570; HARRIS OAKMARK LARGE CAP VALUE paid $112,568 based on related transactions of $65,738,870; JENNISON GROWTH paid $289,968 based on related transactions of $242,260,262; LOOMIS SAYLES SMALL CAP paid $175,075, based on related transactions of $198,036,463; MFS INVESTORS TRUST paid $36,172 based on related transactions of $23,494,583; MFS TOTAL RETURN paid $49,111 based on related transactions of $33,976,681; NEUBERGER BERMAN MID CAP VALUE paid $24,880 based on related transactions of $17,020,096; T. ROWE PRICE LARGE CAP GROWTH paid $5,718 based on related transactions of $4,261,476; and T. ROWE PRICE SMALL CAP GROWTH paid $6,857 based on related transactions of $2,441,326. The provision of research services was not necessarily a factor in the placement of all of business set out above for the FI MID CAP OPPORTUNITIES, FI INTERNATIONAL STOCK and FI VALUE LEADERS with such firms.

   The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

   The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
____________________

   A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

   For the fiscal years ended December 31, 2002, 2003, and 2004, BLACKROCK LEGACY LARGE CAP GROWTH paid $3,553,070, $2,265,957, and $668,675, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2004, 28.36% of the Portfolio's aggregate brokerage commissions were paid to this broker. For the period in 2004 during which Fred Alger Management, Inc. was subadviser to the Portfolio (January 1 through April 30), 60.5% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal year ended December 31, 2004, FI INTERNATIONAL STOCK paid $909 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.08% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal year ended December 31, 2004, FI MID CAP OPPORTUNITIES paid $60,190 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 1.22% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.05% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002 and 2003.

   For the fiscal years ended December 31, 2002, 2003, and 2004, FI VALUE LEADERS paid $857, $16,307, and $71,290, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 3.06% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.06% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2003, and 2004, JENNISON GROWTH paid a total of $7,400 and $6,445, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2004, 0.47% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.25% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2002.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK FOCUSED VALUE paid $246,659, $287,680 and $83,865, respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2004, 7.92% of the Portfolio's aggregate brokerage commissions were paid to this broker and 9.57% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, HARRIS OAKMARK LARGE CAP VALUE paid a total of $173,606, $78,596, and $76,818, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2004, 23.12% of the Portfolio's aggregate brokerage commissions were paid to this broker and 33.22% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

   For the fiscal years ended December 31, 2002, 2003, and 2004, NEUBERGER BERMAN MID CAP VALUE paid a total of $196,958, $216,437 and $117,448, respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2004, 16.8% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 17.11% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.

Regular Broker-Dealers
______________________

   For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2004, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2004.

                                                          AGGREGATE VALUE OF
                                                         SECURITIES OF REGULAR
                                                           BROKER-DEALER OR
                                                      PARENT HELD BY PORTFOLIO AS
PORTFOLIO                    REGULAR BROKER OR DEALER    OF DECEMBER 31, 2004
---------                    ------------------------ ---------------------------
Capital Guardian U.S. Equity     Bank of America                      N/A
                                 Citigroup                            N/A
                                 Goldman Sachs                $ 1,924,740
                                 JPMorgan Chase & Co.         $11,787,730
                                 Morgan Stanley                       N/A
Davis Venture Value              JPMorgan Chase & Co.         $72,636,932

                                                              AGGREGATE VALUE OF SECURITIES OF
                                                                  REGULAR BROKER-DEALER OR
                                                               PARENT HELD BY PORTFOLIO AS OF
PORTFOLIO                            REGULAR BROKER OR DEALER        DECEMBER 31, 2004
---------                            ------------------------ --------------------------------
                                      Morgan Stanley                    $ 20,831,659
                                      State Street                      $  9,725,760
FI Value Leaders                      Bank of America                   $ 19,493,989
                                      Citigroup                         $  7,071,186
                                      Goldman Sachs                              N/A
                                      Lehman Brothers                   $  4,365,252
                                      Merrill Lynch                     $  9,138,833
                                      Morgan Stanley                    $  4,486,016
FI Mid Cap Opportunities              Lehman Brothers                            N/A
FI International Stock                Deutsche Bank                              N/A
                                      UBS                               $  4,143,288
Harris Oakmark Large Cap Value        Citigroup                         $ 10,546,602
                                      US Bancorp                        $  9,818,820
                                      Piper Jaffray                              N/A
Jennison Growth                       Goldman Sachs                     $ 11,662,884
                                      JPMorgan Chase & Co.              $ 20,786,869
                                      Citigroup                                  N/A
                                      State Street                               N/A
                                      Morgan Stanley                             N/A
                                      Lehman Brothers                   $  8,398,080
                                      Merrill Lynch                     $ 16,723,646
Lehman Brothers Aggregate Bond Index  Morgan Stanley                    $  1,381,282
MetLife Stock Index                   Bank of America                   $ 80,430,340
                                      Citigroup                         $105,958,323
                                      Goldman Sachs                     $ 21,346,927
                                      Lehman Brothers                   $  9,987,504
                                      Morgan Stanley                    $ 25,752,286
Neuberger Berman Mid Cap Value        Bear Stearns                      $ 11,550,799
Oppenheimer Global Equity             CSFB                              $  1,235,226
                                      Lehman Brothers                            N/A
                                      Goldman Sachs                              N/A
                                      Daiwa Securities                  $  1,184,246
Salomon Brothers Strategic Bond       JPMorgan Chase & Co               $    979,402
  Opportunities                       Morgan Stanley                    $    697,073

T. Rowe Price Large Cap Growth        Merrill Lynch                     $  2,922,753
                                      UBS                               $  3,665,592
                                      Citigroup                         $ 10,017,344
                                      Goldman Sachs                     $  1,550,196
                                      State Street                      $  5,275,488
T. Rowe Price Small Cap Growth        Legg Mason Wood Walker            $    831,428

Portfolio Turnover
__________________

   The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                CODE OF ETHICS

   The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

   The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BLACKROCK BOND INCOME, BLACKROCK LEGACY LARGE CAP GROWTH, BLACKROCK MONEY MARKET, CAPITAL GUARDIAN U.S. EQUITY, DAVIS VENTURE VALUE, FI VALUE LEADERS, HARRIS OAKMARK FOCUSED VALUE, JENNISON GROWTH, LOOMIS SAYLES SMALL CAP, MFS INVESTORS TRUST, MFS TOTAL RETURN, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, SALOMON BROTHERS U.S. GOVERNMENT and ZENITH EQUITY was formerly a series of the New England Zenith Fund.

   Each Portfolio is classified under the 1940 Act as "diversified" except HARRIS OAKMARK FOCUSED VALUE and each ASSET ALLOCATION PORTFOLIO, which are non-diversified.

   Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

   Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

   MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

   As of March 31, 2005, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2005, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights
_____________

   Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

   Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
____________________

   Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                     TAXES

   Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

   The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules.

   For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

   Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

   As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

   If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

   A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

   Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

   A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

   The Internal Revenue Service has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. For example, certain Portfolios are more specific in focus than the investment strategies described in the IRS rulings in which "the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments," and even those including narrower strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, that were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners in that case. The Regulations proposed by the Treasury Department in the summer of 2004 relating to (S) 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

   In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

   Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

   Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                TRANSFER AGENT

   The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                             FINANCIAL STATEMENTS

   The financial statements of each Portfolio (other than the ASSET ALLOCATION PORTFOLIOS, which commenced operations on May 1, 2005) and the related reports of an independent registered public accounting firm included in the annual reports for the Portfolios for the year ended December 31, 2004 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 3, 2005.

                                INDEX SPONSORS

   The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

   With respect to Standard & Poor's, neither the METLIFE STOCK INDEX PORTFOLIO or the METLIFE MID CAP STOCK INDEX PORTFOLIO is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this
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of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

   ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A

PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

   With respect to Frank Russell Company, the RUSSELL 2000 INDEX PORTFOLIO is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell/TM/ is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                  APPENDIX A-1 - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

                                      Aaa

   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

    (1) An application for rating was not received or accepted.

    (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    (3) There is a lack of essential data pertaining to the issue or issuer.

    (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

NOTE 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

STANDARD & POOR'S RATINGS GROUP

                                      AAA

   This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                      AA

   Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A

   Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                BB, B, CCC, CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH, INC.

   LONG-TERM CREDIT RATINGS
   ________________________

      Investment Grade
      ________________

                                      AAA

   Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

   Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                       A

   High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                      BBB

   Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE
   _________________

                                      BB

   Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       B

   Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                  CCC, CC, C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                                  DDD, DD, D

   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

   SHORT-TERM CREDIT RATINGS
   _________________________

   A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                      F1

   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F2

   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                      F3

   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       B

   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                       C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                       D

   Default. Denotes actual or imminent payment default.

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

   "NR" indicates that Fitch does not rate the issuer or issue in question.

   Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

   A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

            APPENDIX A-2 - DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

                                      A-1

   Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2

   Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

                                      P-1

   The rating P-1 is the highest commercial paper rating assigned by Moody's.

                                      P-2

   Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Among the factors considered by Moody's in assigning ratings are the following:

   (1) evaluation of the management of the issuer;

   (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

   (3) evaluation of the issuer's products in relation to competition and customer acceptance;

   (4) liquidity;

   (5) amount and quality of long-term debt;

   (6) trend of earnings over a period of ten years;

   (7) financial strength of a parent company and the relationships which exist with the issuer; and

   (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                  APPENDIX B

            INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, Inc.
Capital Guardian Trust Company
Citigroup Asset Management (Salomon Brothers Asset Management Inc) Davis Selected Advisers, L.P.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
T. Rowe Price Associates, Inc.

                              PROXY VOTING POLICY
                              ___________________

                                      FOR

                           BLACKROCK ADVISORS, INC.
                           ________________________

               AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS
               _________________________________________________

Introduction
____________

   This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

   Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

   Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

   Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

   Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

   This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

   Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

   A. Social Issues,

   B. Financial/Corporate Issues, and

   C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS
                                 _______________

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation
                              _____________________

BlackRock will normally support the following routine proposals:

1.   To increase authorized common shares.

2.   To  increase  authorized   preferred  shares  as  long  as  there  are  not
     disproportionate voting rights per preferred share.

3.   To elect or re-elect directors.

4.   To appoint or elect auditors.

5. To approve indemnification of directors and limitation of directors' liability.

6.   To establish compensation levels.

7.   To establish employee stock purchase or ownership plans.

8.   To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS
                             _____________________

A. Social Issues
   _____________

   Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation
                             _____________________

   If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

   1. To enforce restrictive energy policies.

   2. To place arbitrary restrictions on military contracting.

   3. To bar or place arbitrary restrictions on trade with other countries.

   4. To restrict the marketing of controversial products.

   5. To limit corporate political activities.

   6. To bar or restrict charitable contributions.

   7. To enforce a general policy regarding human rights based on arbitrary parameters.

   8. To enforce a general policy regarding employment practices based on arbitrary parameters.

   9. To enforce a general policy regarding animal rights based on arbitrary parameters.

   10.To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues
   __________________________

   Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation
                              _____________________

   We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

   1. To change the state of incorporation.

   2. To approve mergers, acquisitions or dissolution.

   3. To institute indenture changes.

   4. To change capitalization.

C. Shareholder Rights
   __________________

   Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

   We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation
                             _____________________

   We will generally vote for the following management proposals:

   1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

   2. To institute staggered board of directors.

   3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

   4. To eliminate cumulative voting.

   5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

   6. To create a dividend reinvestment program.

   7. To eliminate preemptive rights.

   8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   We will generally vote against the following management proposals:

   1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

   2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

   3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

   4. To prohibit replacement of existing members of the board of directors.

   5. To eliminate shareholder action by written consent without a shareholder meeting.

   6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

   7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

   8. To limit the ability of shareholders to nominate directors.

   We will generally vote for the following shareholder proposals:

   1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

   2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

   3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

   4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

   5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

   6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

   7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

   8. To create a dividend reinvestment program.

   9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

   10.To require that "golden parachutes" be submitted for shareholder ratification.

   We will generally vote against the following shareholder proposals:

   1. To restore preemptive rights.

   2. To restore cumulative voting.

   3. To require annual election of directors or to specify tenure.

   4. To eliminate a staggered board of directors.

   5. To require confidential voting.

   6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

   7. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS
                                ______________

   BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

   IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

   With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                             *    *    *    *    *

   Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                        CAPITAL GUARDIAN TRUST COMPANY
                      PROXY VOTING POLICY AND PROCEDURES

POLICY
______

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES
__________

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

  .   Corporate governance. CGTC supports strong corporate governance
      ____________________
      practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

  .   Capital structure. CGTC generally supports increases to capital stock for
      _________________
      legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

  .   Stock option compensation plans. CGTC supports the concept of
      _______________________________
      stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

  . Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

This policy is effective as of August 1, 2003.

                  PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

                 CONCERNING CITIGROUP ASSET MANAGEMENT/1/ (CAM)
                      PROXY VOTING POLICIES AND PROCEDURES

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with
--------
/1/ Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management ( a division of Citigroup Global Markets Inc.), Citibank Global Asset Management ( a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

                          SUMMARY OF DAVIS ADVISORS'
                          __________________________
                     PROXY VOTING PROCEDURES AND POLICIES
                     ____________________________________
                                 APRIL 1, 2004
                                 _____________

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to:

   Davis Selected Advisers, L.P.
   Attn: Chief Compliance Officer
   2949 East Elvira Road, Suite 101
   Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we
________________________________________
consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors
    _______________________________
considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try
    ______________________________________________________
generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate
    ___________________________________________________________________
governance. Equity shareholders are owners of the business, and company boards
__________
and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

   (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

   (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

   (3)  Davis Advisors may obtain guidance from an independent third party;

   (4)  The potential conflict may be immaterial; or

   (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                     Fidelity Fund Proxy Voting Guidelines

                        (Funds Sub-advised by FMR Co.)

                                  March 2004

   The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the FI Value Leaders, FI Mid Cap Opportunities, and the FI International Equity Portfolios. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

   A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

   B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

   C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

   A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

   B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

   C. Authorization of "Blank Check" Preferred Stock.

   D. Golden Parachutes:

      1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

      2. Compensation contracts for outside directors.

      3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

      4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

   E. Supermajority Provisions.

   F. Poison Pills:

      1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

      2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

      3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

      5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

   G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

   H. Transfer of authority from shareholders to directors.

   I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

   A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

      1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

      3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

      4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

      5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

         a. They are granted by a compensation committee composed entirely of independent directors.

         b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

         a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

         b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

         c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

      7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

      8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

   C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the repricing proposal excludes senior management and directors;

      2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

      3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

   A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

   B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

   C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

   D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

   E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

      1. They are granted by a compensation committee composed entirely of independent directors.

      2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

   F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

   G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

      1. Whether the restricted stock award exchange proposal excludes senior management and directors;

      2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

      3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

      4. The company's relative performance compared to other companies within the relevant industry or industries;

      5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

      6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V. Other Stock-Related Plans should be evaluated on a case-by-case basis:

   A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

   B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

   C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI. Unusual Increases in Common Stock:

   A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

   B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

   A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.   Portfolio   shares   should  be  voted  in  favor  of  proposals  to
      adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee  Stock  Ownership  Plans  ("ESOPs")   should  be  evaluated  on
      a case-by-case   basis.   Portfolio   shares  should  usually  be  voted
      for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                                  SUMMARY OF

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES
                      __________________________________

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate
Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of October 5, 2004

                            HARRIS ASSOCIATES L.P.
                            ______________________

                     PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES
_________________

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

    6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

   CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to increase authorized shares.

    2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

    3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    4. Harris will normally vote against the issuance of poison pill preferred shares.

    5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

   ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

   SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS
________________________________

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST
_____________________

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES
_________________

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

PROXY VOTING SERVICES. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

VOTING DECISIONS. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

VOTING BALLOTS. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

RECORDKEEPING AND REPORTING. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

              JENNISON ASSOCIATES LLC PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

                           SUMMARY OF LOOMIS SAYLES
                     PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES
                     ____________________________________

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures ("Proxy Voting Policies") with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the "MFS Funds").

   A. VOTING GUIDELINES
      _________________

   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST
   _______________________________________________

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

   As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on the proxy voting guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and the guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

   The Proxy Voting Policies are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

   B. ADMINISTRATIVE PROCEDURES
      _________________________

   1. MFS PROXY REVIEW GROUP
      ______________________

   The administration of the Proxy Voting Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

   a. Reviews the Proxy Voting Policies at least annually and recommends any amendments considered to be necessary or advisable;

   b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the proxy voting guidelines and (ii) votes not clearly governed by the guidelines; and

   c. Considers special proxy issues as they may arise from time to time.

   The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

   2. POTENTIAL CONFLICTS OF INTEREST
      _______________________________

   The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

   In cases where proxies are voted in accordance with the Proxy Voting Policies and the proxy voting guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the Proxy Voting Policies and the proxy voting guidelines, or (ii) matters presented for vote are not clearly governed by the Proxy Voting Policies and the proxy voting guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

   a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
      (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

   b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

   c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

   d. For all potential material conflicts of interest identified under clause
      (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

   The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

   3. GATHERING PROXIES
      _________________

   Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy

Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

   4. ANALYZING PROXIES
      _________________

   After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group./2/

   Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies referred to above and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

   As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is

--------
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

/2/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in the Proxy Voting Policies.

   5. VOTING PROXIES
      ______________

   After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

   C. MONITORING SYSTEM
      _________________

   It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

   D. RECORDS RETENTION
      _________________

   MFS will retain copies of the Proxy Voting Policies in effect from time to time. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

   E. REPORTS
      _______

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

           METROPOLITAN LIFE INSURANCE COMPANY PROXY VOTING POLICIES
           _________________________________________________________

   MetLife has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

   MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

   Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

   MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

   Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

   Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

   MetLife's Voting Policies are subject to change at any time without notice.

NEUBERGER BERMAN MANAGEMENT, INC.

PROXY SUMMARY

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

   OPPENHEIMERFUNDS, INC.
   498 SEVENTH AVENUE
   NEW YORK, NEW YORK 10018

   OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
   AUGUST 1, 2003

   These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY
   ______________________________________________________

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. OBJECTIVE
   _________

   . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. PROXY VOTING AGENT
   __________________

   OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

   .   The name of the issuer of the portfolio security;

   .   The exchange ticker symbol of the portfolio security;

   .   The CUSIP number for the portfolio security;

   .   The shareholder meeting date;

   .   A brief identification of the matter voted on;

   .   Whether the matter was proposed by the issuer or by a security holder;

   .   Whether the fund cast its vote on the matter;

   . How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

   .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. PROXY VOTING COORDINATOR
   ________________________

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. CONFLICTS OF INTEREST
   _____________________

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. PROXY VOTING GUIDELINES
   _______________________

   The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

              OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
              ___________________________________________________
                                AUGUST 1, 2003

SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

   . We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

   . In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

   . We support shareholder proposals to reduce a super-majority vote requirement.

   .   We oppose management proposals to add a super-majority vote requirement.

   . We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

   . We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

   .   We oppose re-pricing of stock options.

   . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES
                             _______________________

1.0  THE BOARD OF DIRECTORS

1.01 Voting on Director Nominees
     ___________________________

     Vote FOR each Director Nominee, except:

     Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

     EXAMPLES of poor long-term performance include: negative 5-year annualized
     ________
     shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

1.02 Elect Compensation Committee or Audit Committee
     _______________________________________________

   OPPOSE if Committee is not fully composed of Independent Directors.

   An Independent Director is defined as a director that:

   . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

   . Is not a member of a firm that is one of this company's paid advisors or consultants.

   .   Is not employed by a significant customer or supplier of the company.

   .   Does not have a personal services contract with the company.

   . Is not employed by a tax-exempt organization that receives significant contributions from the company.

   . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

   . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

   . a director's fees must be the sole compensation an audit committee member receives from the company./1/

1.03 Establish a Nominating Committee
     ________________________________

     OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

1.04 Limit Composition of Committee(s) to Independent Directors
     __________________________________________________________

     Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05 Require that Directors' Fees be Paid in Stock
     _____________________________________________

     Vote WITH MANAGEMENT.

1.06 Approve Increase in Board Size
     ______________________________

     Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

1.07 Approve Decrease in Board Size
     ______________________________

     SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

1.08 Classify Board of Directors
     ___________________________

     Vote AGAINST proposal to classify the board of directors.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09 Officers/Directors Liability and Indemnification
     ________________________________________________

     SUPPORT proposal if it conforms to state law.

--------
/1./ Per the proposed NYSE corporate governance standards for listed companies.

1.10 Director Age Restrictions
     _________________________

     OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11 Establish Term Limits for Directors
     ___________________________________

     Vote WITH MANAGEMENT.

1.12 Mandatory Retirement Age for Directors
     ______________________________________

     OPPOSE provided there are term limits for Directors.

1.13 Separate CEO & Chairman Positions
     _________________________________

     Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14 Require Annual Election of Directors
     ____________________________________

     Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15 Require that a Majority of Directors be Independent
     ___________________________________________________

     Vote FOR proposal that a majority of Directors be Independent.

     Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

1.16 Establish Director Stock Ownership Requirements
     _______________________________________________

     Vote WITH MANAGEMENT

2.0  AUDITORS
     ________

2.01 Ratify Selection of Auditors
     ____________________________

     Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02 Approve Discharge of Auditors
     _____________________________

     Examine on a CASE-BY-CASE basis.

2.03 Audit Firm Rotation
     ___________________

     Vote AGAINST shareholder proposal asking for audit firm rotation.

Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  PROXY CONTEST DEFENSES

3.01 Eliminate Cumulative Voting
     ___________________________

     Vote FOR proposal to eliminate cumulative voting.

     Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02 Provide for Confidential Voting
     _______________________________

     OPPOSE.

     If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  TENDER OFFER DEFENSES

4.01 Management Proposal to adopt shareholders rights plan ("poison pill")
     _____________________________________________________________________

     These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

     OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and

     (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02 Submit Poison Pill to Shareholder Vote
     ______________________________________

     Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of
     _________________________________________________________________________
     public tender or share exchange offer
     _____________________________________

     OPPOSE.

4.04 Super-Majority Vote Requirements
     ________________________________

     Vote FOR shareholder proposal to reduce super-majority vote requirement.

     Vote AGAINST management proposal to require supermajority vote.

4.05 Anti-Greenmail Amendments
     _________________________

     Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

     Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  CORPORATE GOVERNANCE

5.01 Establish Shareholder Advisory Committee
     ________________________________________

     Vote WITH MANAGEMENT

5.02 Shareholders' Right to Call a Special Meeting
     _____________________________________________

     Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  CAPITAL STRUCTURE

6.01 Increase Authorized Common Stock
     ________________________________

     SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02 Issue Tracking Stock
     ____________________

     In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

     OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03 Submit Preferred Stock Issuance to Vote
     _______________________________________

     SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04 Issue "Blank Check" Preferred Stock
     ___________________________________

     OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05 Increase Authorization of "Blank Check" Preferred Stock
     _______________________________________________________

     OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)
     ______________________________________________________

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

     OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  COMPENSATION

     We review compensation proposals on a CASE-BY-CASE basis.

     In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01 Employee Stock Purchase Plan
     ____________________________

     Vote FOR unless the offering period exceeds 12 months.

7.02 Cash Bonus Plan
     _______________

     Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03 Non-Employee Director Stock Plans
     _________________________________

     Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04 Executive Stock Based Plans
     ___________________________

     OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./2/

7.05 Bonus for Retiring Director
     ___________________________

     Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

7.06 Proposal to Re-price Stock Options
     __________________________________

     OPPOSE.

7.07 Submit Severance Agreement to Shareholder Vote
     ______________________________________________

     Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08 Shareholder Proposal to Limit Executive Compensation
     ____________________________________________________

     Vote WITH MANAGEMENT

7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
     _________________________________________________________________________

     Vote WITH MANAGEMENT

--------
/1./ As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards
     ___________________________________________________________________________

     Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  STATE OF INCORPORATION

8.01 Proposal to Change the Company's State of Incorporation
     _______________________________________________________

     Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  MERGERS AND RESTRUCTURING

9.01 Mergers and Acquisitions
     ________________________

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02 Corporate Restructuring
     _______________________

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

9.03 Spin-offs
     _________

     Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04 Asset Sales
     ___________

     Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05 Liquidations
     ____________

     Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06 Appraisal Rights
     ________________

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07 Changing Corporate Name
     _______________________

     Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08 Severance Agreements that are Operative in Event of Change of Control
     _____________________________________________________________________

     Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process.
T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

..   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

..   EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
    T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

..   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

  .   Corporate environmental practices;

  .   Board diversity;

  .   Employment practices and employment opportunity;

  .   Military, nuclear power and related energy issues;

  .   Tobacco, alcohol, infant formula and safety in advertising practices;

  .   Economic conversion and diversification;

  .   International labor practices and operating policies;

  .   Genetically-modified foods;

  .   Animal rights; and

  .   Political contributions/activities and charitable contributions.

   GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

   INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

   Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                          THE TRAVELERS SERIES TRUST

                       Convertible Securities Portfolio
                      Disciplined Mid Cap Stock Portfolio
                            Equity Income Portfolio
                        Federated High Yield Portfolio
                           Federated Stock Portfolio
                              Large Cap Portfolio
                Managed Allocation Series: Aggressive Portfolio
               Managed Allocation Series: Conservative Portfolio
                 Managed Allocation Series: Moderate Portfolio
           Managed Allocation Series: Moderate-Aggressive Portfolio
          Managed Allocation Series: Moderate-Conservative Portfolio
                       Mercury Large Cap Core Portfolio
               (formerly Merrill Lynch Large Cap Core Portfolio)
                         MFS Mid Cap Growth Portfolio
                              MFS Value Portfolio
                    Mondrian International Stock Portfolio
                (formerly Lazard International Stock Portfolio)
                            Pioneer Fund Portfolio
                        Pioneer Mid Cap Value Portfolio
                Style Focus Series: Small Cap Growth Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S.stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
The Travelers Series Trust

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

CONVERTIBLE SECURITIES PORTFOLIO

For the 12 months ended December 31, 2005, the Travelers Convertible Securities Portfolio returned 0.34%. These shares underperformed the Portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bonds Index,/i/ which returned 0.92% over the period. In comparison, the Lipper Variable Annuity Specialty/ Misc Funds Category Average returned 6.88% for the year ended December 31, 2005./ii/

For the period that the current manager has been managing the Portfolio (July 1, 2005 through December 31, 2005), the Portfolio returned 4.01%. This compares to returns of 5.09% for the Merrill Lynch Investment Grade Convertible Bonds Index and 10.11% for the Lipper Variable Annuity Specialty/ Misc funds category average./iii/

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Merrill Lynch Investment Grade Convertible Index, returned -3.97% for the six months, while the stock market as represented by the S&P 500 Index/iv/ returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling. As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy had been relatively poor for about two years, leading to redemptions. Because the majority of positions in this arbitrage strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised to meet redemptions the positions had to be unwound--meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it had been in some years.

With the selling pressure largely confined to the first half of the year, the second half saw more normal conditions in the convertible market, which gained 5.09% compared to the 5.77% gain in the S&P 500 Index. Meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices, natural disasters and a persistent increase in short term interest rates by the Federal Reserve,/v/ which with core inflation remaining remarkably well contained, finally indicated that at least a pause in the tightening cycle may be close at hand.

It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of convertible instruments to their underlying stock prices while decreasing their relative sensitivity to the interest rate movements.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

A. For the year ended December 31,2005 the more significant groups contributing to positive performance included the energy sector helped by holdings in the convertible bonds of Diamond Offshore Drilling, a contract driller of oil and gas wells offshore the U.S. Gulf Coast and other international locations and the convertible bonds of Halliburton a provider of engineering and construction services to the energy industry. The health care group was another positive contributor to performance for the year. The group saw strong performances from convertible bonds of Teva Pharmaceutical Industries, a manufacturer and marketer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, and from the convertible bonds of Pacificare Health Systems, a managed health care services company, the acquisition of which Capital United Health Group, another managed health care services company, was announced during the year.

Q. WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

A. The detractors from performance for the year were largely the result of individual security situations rather than overall group movements in the market. Significant negative contributors included the convertible bonds of Calpine Corp., an owner and operator of electric generation stations and in the utility sector, a group which otherwise did quite well for the year. Another was the convertiblke bond position in Tyco International, a diversified manufacturing and service company which lowered earnings expectations during the year, and also the convertible bonds of Lear Corp., a supplier of automobile interior systems to automobile manufacturers worldwide which suffered from the travails of the U.S. Domestic automobile manufactuers."

Q. WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A. Following the appointment of new management on July 1, 2005, a wider range of securities was introduced to the Fund. It is the view of current management that exposure to a fuller range of convertible securities available in the market, with prudent diversification, can lead to higher returns over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/i/The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade. Please note that an investor cannot invest directly in an index.

/ii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005 including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from July 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iv/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/v/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pacificare Health Systems, Inc.      2.92%
                 ---------------------------------------------
                 Amgen, Inc.                          2.50%
                 ---------------------------------------------
                 ADC Telecommunications, Inc.         2.44%
                 ---------------------------------------------
                 Waste Connections, Inc.              2.25%
                 ---------------------------------------------
                 Men's Wearhouse, Inc.                2.25%
                 ---------------------------------------------
                 CBRL Group, Inc.                     2.24%
                 ---------------------------------------------
                 Actuant Corp.                        2.11%
                 ---------------------------------------------
                 Affiliated Computer Services, Inc.   2.05%
                 ---------------------------------------------
                 Commerce Bancorp, Inc.               2.01%
                 ---------------------------------------------
                 NII Holdings, Inc.                   2.00%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    26.6%
Communications                  18.2%
Industrials                     16.5%
Financials                      12.5%
Cyclical                         9.3%
Technology                       8.4%
Energy                           7.3%
Utilities                        1.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  CONVERTIBLE SECURITIES PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
           MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       Convertible                     Mer Lynch Inv grade
                   Securities Portfolio                    Bond Index
                   --------------------                -------------------
  5/1/1998               $10,000                            $10,000
12/31/1998                10,098                             10,387
12/31/1999                11,987                             11,594
12/31/2000                13,486                             13,392
12/31/2001                13,376                             13,375
12/31/2002                12,440                             12,655
12/31/2003                15,707                             14,111
12/31/2004                16,695                             14,773
12/31/2005                16,752                             14,909



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Convertible Securities
--  Portfolio                0.34%  10.43% 4.43%        6.96%
    ----------------------------------------------------------------
    Merrill Lynch Investment
    Grade Convertible Bond
- - Index/1/                 0.92%   5.43% 1.98%        5.87%
    ----------------------------------------------------------------

/1/The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-months ended December 31, 2005, Travelers Disciplined Mid Cap Stock Portfolio returned 12.42%. The Lipper variable mid-cap core funds category average/vi/ returned 11.77% and the Portfolio's unmanaged benchmark, the S&P Midcap 400 Index returned 11.60% for the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

Following a run up in the market after the November 2004 presidential elections, the equity markets moved sideways most of the year, finishing up slightly. The S&P 500 Index/i/ rose from 1,212 on December 31, 2004 to 1,254 at the end of year; a 3% gain. The S&P Midcap 400 Index/ii/ finished up 11.60%

The year was marked worldwide by natural disasters. A tsunami hit Indonesia in December of 2004, Hurricanes Katrina and Wilma devastated Louisiana and Florida, and earthquakes ravaged Afghanistan.

The war in Iraq continued, passing the 2000 casualty mark, and continuing to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regards to their effect on long-term growth.

The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather related supply interruptions. The price of crude oil rose from an already high price of $43 at the start of 2005 to a high of just under $70 at the end of August.

The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months. This despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

In the bond markets, the Federal Reserve Board ("Fed")/iii/ continued to raise rates at a "measured pace", as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rate/iv/ at each of its meetings throughout the year, from 1.75% to 4.0%. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Bill has decreased from 180 basis points to 18 basis points./v/

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our stock selection model's quintile spread showed positive results for the year. The quintile spread for our stock selection model was 314 basis points. The positive performance of our model's quintile spread was reflected in the mid-cap portfolio. 44 basis points of the mid-cap portfolio's outperformance is attributable to following our stock selection model. Our stock selection model was helped primarily by our value composite signal, and slightly by our earnings composite signal. Our technical price momentum signal also slightly added to our stock selection model performance.

On an individual stock basis, the biggest contributors to performance were Grant Prideco, which was up 120% over the year, and contributed 37 basis points to overall portfolio performance, and Western Digital, which was up 72% over the year, and contributed 32 basis points to overall portfolio performance. Omnicare (21 basis points) and Peabody Energy (20 basis points) were also portfolio holdings that contributed positively.

In terms of risk control, the investment process attempts to remain size (market cap), style (growth vs. value), and sector neutral, while loading up on our composite model signal. Our performance attribution analysis showed that over the year, size, sector and style market movements negligibly contributed to portfolio performance.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

SanDisk was the biggest detractor from performance, gaining 152% for the year, where our underweight position cost the portfolio 49 basis points. Whole Foods Market, up 64% for the year, and Arch Coal, up 125% for the year, were two underweight stocks that detracted from performance. They both cost the portfolio 19 basis points.

Aeropostale, which the portfolio owned throughout the year, was down 11% for the year, costing the portfolio 25 basis points. ArvinMeritor, which was down 33%, also cost the portfolio 19 basis points.

Finally, Legg Mason, which is restricted from being held in the portfolio but at the end of 2005 was the largest name in the S&P Midcap 400 Index at 1.3 %, was up 64% for the year. This only cost the portfolio 7 basis points for the year due to the fact that the restriction on Legg Mason began in the fourth quarter.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 64 THROUGH 67 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/ii/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/iii/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Precision Castparts Corp.    1.19%
                     -------------------------------------
                     Barr Pharmaceuticals, Inc.   1.13%
                     -------------------------------------
                     Newfield Exploration Co.     1.11%
                     -------------------------------------
                     Peabody Energy Corp.         1.09%
                     -------------------------------------
                     Grant Prideco, Inc.          1.04%
                     -------------------------------------
                     Harris Corp.                 1.03%
                     -------------------------------------
                     Western Digital Corp.        1.03%
                     -------------------------------------
                     Questar Corp.                1.00%
                     -------------------------------------
                     Patterson-UTI Energy, Inc.   0.98%
                     -------------------------------------
                     Radian Group, Inc.           0.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Non-Cyclical               18.7%
Financials                 17.9%
Cyclical                   16.0%
Industrials                12.7%
Energy                     10.9%
Technology                  9.3%
Communications              5.8%
Utilities                   5.5%
Basic Materials             3.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                DISCIPLINED MID CAP STOCK PORTFOLIO MANAGED BY
           TIMCO ASSET MANAGEMENT, INC. VS. S&P MIDCAP 400 INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                     Disciplined Mid Cap
                        Stock Portfolio           S&P Midcap 400 Index
                        ---------------           --------------------
  4/1/1997                 $10,000                     $10,000
12/31/1997                  13,438                      11,512
12/31/1998                  15,710                      12,603
12/31/1999                  17,826                      14,459
12/31/2000                  20,786                      16,989
12/31/2001                  19,950                      16,885
12/31/2002                  17,092                      14,913
12/31/2003                  22,862                      20,225
12/31/2004                  26,621                      23,558
12/31/2005                  29,929                      26,291



    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Disciplined Mid Cap
--  Stock Portfolio     12.42% 20.53%  7.56%      13.34%
    -----------------------------------------------------------
    S&P Mid Cap 400
- - Index/1/            11.60% 23.00% 12.38%      12.77%
    -----------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 04/01/1997.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the year ended December 31, 2005, the Equity Income Portfolio returned 4.47%. The unmanaged benchmark, the Russell 3000 Value Index returned 6.85% over the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

For the 12 months ended December 31, 2005, equities posted modest total returns and saw the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive, and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems. The yield curve flattened, and bonds registered small total returns, with relative strength in Treasuries. Energy was the equity market's best-performing sector, while telecommunications and consumer discretionary stocks fared the worst. Value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks.

WHAT WERE THE LEADING CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE?

The Portfolio trailed the Russell 3000 Value Index and its peer group during the 12-month period. Among sectors, overexposure and below-average returns in the consumer discretionary sector--including several lagging media and retailing companies--weighed on the Portfolio's relative return. Consumer staples, including a leading food and staples retailer, also held back the Portfolio's relative performance amid investor concerns about pressure on consumer spending from the spike in energy prices. Although its positions posted good gains in absolute terms, the Portfolio's underexposure and below-average performance in the exceptionally strong energy sector worked against its relative return. On the other hand, health care added the most to the Portfolio's return versus the value index. Specifically, the Portfolio avoided some poor-performing pharmaceuticals and benefited from several biotechnology stocks with bright prospects for new products. The Portfolio's materials positions also did well, including several late-stage industrial chemicals producers with pricing power. An overweighting in information technology stocks, including rallying semiconductor companies, was another contributor to the portfolio's relative return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Citigroup, Inc.                          4.00%
               -------------------------------------------------
               American International Group, Inc.       3.99%
               -------------------------------------------------
               Wal-Mart Stores, Inc.                    3.73%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.21%
               -------------------------------------------------
               Bank of America Corp.                    2.98%
               -------------------------------------------------
               Exxon Mobil Corp.                        2.63%
               -------------------------------------------------
               Intel Corp.                              2.45%
               -------------------------------------------------
               Wyeth                                    2.39%
               -------------------------------------------------
               Merrill Lynch & Co., Inc.                1.93%
               -------------------------------------------------
               General Electric Co.                     1.83%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                    37.9%
Non-Cyclical                  13.1%
Cyclical                      10.2%
Industrials                    9.6%
Technology                     9.3%
Energy                         8.1%
Communications                 7.4%
Basic Materials                4.1%
Convertible Bonds              0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                      EQUITY INCOME PORTFOLIO MANAGED BY
    FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 3000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                   Equity Income Portfolio           Russell 3000 Value Index
                   -----------------------           ------------------------
 8/30/1996                 $10,000                            $10,000
12/31/1996                  11,169                             11,421
12/31/1997                  14,749                             15,399
12/31/1998                  16,574                             17,478
12/31/1999                  17,389                             16,640
12/31/2000                  18,976                             20,139
12/31/2001                  17,722                             19,267
12/31/2002                  15,252                             16,342
12/31/2003                  20,006                             21,431
12/31/2004                  21,982                             25,061
12/31/2005                  22,965                             26,778


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
--  Equity Income Portfolio 4.47%  14.62% 3.89%        9.31%
    ---------------------------------------------------------------
    Russell 3000 Value
- - Index/1/                6.85%  17.89% 5.86%       11.57%
    ---------------------------------------------------------------

/1/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the Federated High Yield Bond Portfolio returned 2.55%.

For the year ended December 31, 2005 the high yield market modestly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 2.43% versus a 2.74% return for the Lehman Brothers High Yield Bond Index (LBHYBI) and a 2.76% return for the Lehman Brothers 2% Issuer Constrained High Yield Bond Index. The latter is constrained against the full inclusion of General Motors and Ford, which were downgraded by S&P, placing them into various high yield indices.

MARKET CONDITIONS DURING THE PERIOD:

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of US Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds but several factors tempered the overall performance of the high yield market. First, the Federal Reserve's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle, impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. Major industries which outperformed include Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Healthcare.

CONTRIBUTORS TO PERFORMANCE:

The Portfolio benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Healthcare, Media--non Cable and Retail industry sectors. Specific issuers which substantially outperformed the overall market include Ardent Health Services, ASG Consolidated, Commonwealth Brands, Advanstar Inc., Medical Device Manufacturing, Reddy Ice, General Motors Acceptance Corp., Union Carbide, El Paso and AT&T. The portfolio also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

DETRACTORS FROM PERFORMANCE:

The Portfolio was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers which substantially underperformed the overall market would include Tembec, General Motors Corp., AMH Holdings, Allied Holdings, Calpine, Cooper Standard, Coleman Cable, Eagle Pincher, Pliant and Tekni-Plex. Underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, 03/15/12)                                1.62%
     ----------------------------------------------------------------------
     AT&T Corp. (9.750%, 11/15/31)                                 1.01%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, 03/01/14)       0.93%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, 09/15/11)            0.80%
     ----------------------------------------------------------------------
     Edison Mission Energy (9.875%, 04/15/11)                      0.77%
     ----------------------------------------------------------------------
     Nextel Communications Inc. (7.375%, 08/01/15)                 0.72%
     ----------------------------------------------------------------------
     Mandalay Resort Group, Series B (10.250%, 08/01/07)           0.70%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, 07/01/14)                    0.69%
     ----------------------------------------------------------------------
     J.C. Penny Co., Inc. (9.000%, 08/01/12)                       0.67%
     ----------------------------------------------------------------------
     Dex Media West LLC/Dex Media Finance Co. (9.875%, 08/15/13)   0.65%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Domestic Bonds & Debt Securities         99.3%
Convertible Bonds                         0.2%
Escrowed Shares                           0.0%
Common Stocks                             0.2%
Preferred Stocks                          0.2%
Warrants                                  0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
  FEDERATED INVESTMENT MANAGEMENT COMPANY VS. LEHMAN BROTHERS HIGH-YIELD BOND
             INDEX/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Federated High     Lehman Brothers          Lehman Brothers
            Yield Portfolio   High Yield Bond Index    Aggregate Bond Index
            ---------------   ---------------------    --------------------
 8/30/1996     $10,000             $10,000                 $10,000
12/31/1996      10,761              10,599                  10,480
12/31/1997      12,394              11,952                  11,491
12/31/1998      12,978              12,161                  12,490
12/31/1999      13,380              12,452                  12,388
12/31/2000      12,289              11,723                  13,829
12/31/2001      12,528              12,342                  14,997
12/31/2002      12,994              12,788                  15,932
12/31/2003      15,904              16,493                  16,585
12/31/2004      17,555              18,328                  17,305
12/31/2005      18,003              18,834                  18,328




    ---------------------------------------------------------------
                                   Average Annual Return/3/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------
    Federated High Yield
--  Portfolio               2.55%  11.48% 7.94%        6.50%
    ---------------------------------------------------------------
    Lehman Brothers High-
- - Yield Bond Index/1/     2.74%  13.77% 8.86%        7.29%
    ---------------------------------------------------------------
    Lehman Brothers
--  Aggregate Bond Index/2/ 2.43%   3.62% 5.87%        6.64%
    ---------------------------------------------------------------

/1/The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees and expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE

During the year ended December 31, 2005, the Federated Stock Portfolio returned 5.31%. In comparison, the portfolio's unmanaged benchmarks, the S&P 500/Citigroup Value Index and the S&P 500 Index, returned 5.85% and 4.91%, respectively, during the same period. The Portfolio outperformed its Lipper variable annuity large-cap value funds category average, which was 4.82% for the same period.

MARKET CONDITIONS AND IMPACT UPON PORTFOLIO'S PERFORMANCE:

The broad market S&P 500 Index (S&P 500) returned 4.91% during the reporting period. The best performing sectors of the market during the period were Energy (up 31%) and Utilities (up 17%). The worst performing sectors were Telecommunication Services (down 6%) and Consumer Discretionary (down 6%). Value strategies generally outperformed growth strategies during the reporting period which positively influenced portfolio performance. Mid-cap strategies outperformed large-cap strategies during the year which negatively impacted portfolio performance as the Portfolio followed its historical investment process and held a greater concentration of larger capitalization names.

SECTOR SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive sector selection influences upon performance relative to the S&P/Citigroup Value Index included overweight positions in Energy (contribution +1.31%) and Information Technology (contribution +0.21%) and underweight positions in Financials (contribution +0.16%) and Utilities (contribution +0.18%).

Negative sector selection influences upon relative performance included an overweight position in Consumer Staples (contribution (0.19)%) and underweight positions in Healthcare (contribution (0.18)%) and Materials (contribution (0.17)%).

SECURITY SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive influences on relative performance included favorable security selection in Financials (AON Corp. up 54% contributed +0.58%, Ace Ltd. up 27% contributed +0.57%, Hartford Financial Services up 26% contributed +0.38%), Information Technology (Hewlett Packard up 40% contributed +0.40%, Motorola up 32% contributed +0.35%, Sungard Data Systems up 21% contributed +0.22%), and Healthcare (McKesson Corp. up 65% contributed +0.81%, AmeriSource Bergen up 45% contributed +0.46%).

Negative influences on relative performance included unfavorable security selection in Energy (Exxon Mobil up 12% contributed +0.28%, BP PLC up 14% contributed +0.30%, Chevron Texaco up 12% contributed +0.35%), Industrials (Tyco Intl. down 18% contributed (0.60)%, Masco Corp. down 13% contributed (0.15)%, Pitney Bowes, Inc. down 6% contributed (0.10)%), and Consumer Discretionary (News Corp. Ltd down 21% contributed (0.40)%, Interpublic Group of Cos. down 28% contributed (0.39)%, Gannett Inc. down 17% contributed (0.26)%).

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Freddie Mac                          3.73%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    3.05%
                 ---------------------------------------------
                 Allstate Corp. (The)                 3.03%
                 ---------------------------------------------
                 Chevron Corp.                        2.94%
                 ---------------------------------------------
                 ACE, Ltd.                            2.82%
                 ---------------------------------------------
                 American International Group, Inc.   2.64%
                 ---------------------------------------------
                 Altria Group, Inc.                   2.62%
                 ---------------------------------------------
                 Morgan Stanley                       2.54%
                 ---------------------------------------------
                 Merrill Lynch & Co., Inc.            2.26%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.20%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                        33.5%
Non-Cyclical                      17.1%
Communications                    14.7%
Energy                            10.7%
Technology                         8.4%
Cyclical                           6.4%
Industrials                        6.2%
Utilities                          2.2%
Basic Materials                    0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     FEDERATED STOCK PORTFOLIO MANAGED BY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA VS. S&P 500/CITIGROUP VALUE
                                   INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                 Federated Stock Portfolio          S&P 500 Index Citigroup
                 -------------------------          -----------------------
 8/30/1996              $10,000                            $10,000
12/31/1996               11,261                             11,416
12/31/1997               15,021                             14,839
12/31/1998               17,700                             17,015
12/31/1999               18,646                             19,180
12/31/2000               19,349                             20,346
12/31/2001               19,672                             17,963
12/31/2002               15,871                             14,218
12/31/2003               20,253                             18,738
12/31/2004               22,390                             21,682
12/31/2005               23,579                             22,950

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
--  Federated Stock Portfolio 5.31%  14.11% 4.03%        9.62%
    -----------------------------------------------------------------
    S&P 500/Citigroup
- - Value Index/1/*           5.85%  17.31% 2.44%        8.66%
    -----------------------------------------------------------------

/1/The S&P 500/Citigroup Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

*Prior to December 31, 2005 the index for the Portfolio was the S&P/Barra Value Index. The S&P/Barra style indexes ceased to be the official Standard & Poor's style indices on December 16, 2005.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO PERFORMANCE:

During the year ended December 31, 2005, the Large Cap Portfolio returned 8.69%. The unmanaged benchmark, the Russell 1000 Growth Index returned 7.18% for the same period. The S&P 500 Index returned 4.91% for the same period.

MARKET CONDITIONS DURING THE PERIOD:

Stocks grinded their way through 2005 and managed only modest gains for the year. Compared to the fourth quarter, the themes for the year were similar and the equity markets were driven higher by an improved economy and stronger corporate earnings in the face of high energy prices, inflation worries and continued interest rate increases.

CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE:

In this environment, the Large Cap Portfolio outperformed the Russell 1000 Growth Index. Stock selection in the information technology sector contributed most to the Portfolio's relative performance for the period. As was the case for the quarter, the Portfolio's position in Apple Computer was the top contributor to relative performance. The Portfolio also was helped by security selection within the energy sector during the period. Strong global demand and tight supplies drove prices higher, leading to strong profit growth for energy related companies. On the flip side, the Portfolio was hurt most by its underweighting in heath care where positions in several pharmaceutical and biotechnology companies declined during the period. Also working against performance was weak stock selection in the financial sector. In particular, results were held back by the Portfolio's exposure to the insurance industry. Insurance stocks were under pressure early in the period when the New York State Attorney General opened an investigation into possible bid rigging. The Portfolio's performance was also hurt by its holdings in several retail brokerage companies that did not fare well during the year.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       3.65%
                      -----------------------------------
                      Gilead Sciences, Inc.      3.06%
                      -----------------------------------
                      Aetna, Inc.                2.95%
                      -----------------------------------
                      Hewlett-Packard Co.        2.88%
                      -----------------------------------
                      D.R. Horton, Inc.          2.83%
                      -----------------------------------
                      Johnson & Johnson          2.72%
                      -----------------------------------
                      Norfolk Southern Corp.     2.63%
                      -----------------------------------
                      Lennar Corp., Class A      2.59%
                      -----------------------------------
                      KB HOME                    2.58%
                      -----------------------------------
                      Ryland Group, Inc. (The)   2.45%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05


                             [CHART]


Non-cyclical                  27.9%
Technology                    26.7%
Industrials                   16.1%
Cyclical                      12.2%
Financials                     7.3%
Basic Materials                4.7%
Energy                         4.4%
Communications                 0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        LARGE CAP PORTFOLIO MANAGED BY
FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 1000 GROWTH INDEX/1/ AND S&P
                                 500 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

               Large Cap         Russell 1000         S&P 500
               Portfolio         Growth Index          Index
               ---------         ------------        ---------
 8/30/1996      $10,000             $10,000           $10,000
12/31/1996       11,330              13,847            11,517
12/31/1997       13,982              18,272            14,977
12/31/1998       18,966              25,233            19,951
12/31/1999       24,513              33,797            26,419
12/31/2000       20,964              26,100            23,087
12/31/2001       17,332              21,977            19,900
12/31/2002       13,382              15,698            15,405
12/31/2003       16,682              19,719            19,499
12/31/2004       17,770              21,024            20,700
12/31/2005       19,313              22,533            20,945


    -----------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/4/
    -----------------------------------------------------------
--  Large Cap Portfolio 8.69%  13.01% -1.63%       7.30%
    -----------------------------------------------------------
    Russell 1000
- - Growth Index/1/*    7.18%  15.21%  0.98%       9.45%
    -----------------------------------------------------------
- - S&P 500 Index/2/    4.91%  14.38%  0.54%       8.56%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

*Prior to May 1, 2005 the index for the portfolio was the S&P 500 Index.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Travelers Managed Allocation Aggressive Portfolio outperformed its blended index by 46 basis points since its inception on May 2, 2005. The portfolio returned 12.52% and the benchmark returned 12.06% for the period. The Aggressive Blended Benchmark is 80% Russell 3000 Index and 20% MSCI EAFE.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Van Kampen Enterprise Portfolio, and the Style Focus Series: Small Cap Value and Growth Portfolios. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio and the Large Cap Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           23.52%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           20.41%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                  16.46%
           ---------------------------------------------------------
           Capital Appreciation Fund                        15.47%
           ---------------------------------------------------------
           Equity Income Portfolio                          13.80%
           ---------------------------------------------------------
           Large Cap Portfolio                               3.61%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        2.51%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    2.07%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     1.41%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.73%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.31%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.26%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.11%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.07%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.05%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. AGGRESSIVE BLENDED
                BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/, AND
                    LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]
                 Managed
             Allocation Series  Aggressive     Wilshire    Lehman Brothers
                Aggressive        Blended      5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\    Bond Index\3\
             -----------------  ------------  -----------  ----------------
  5/2/2005      $10,000           $10,000      $10,000         $10,000
12/31/2005       11,252            11,206       11,140          10,210




    -----------------------------------------------------------------------
                                                 Cumulative Return/4/
                                            (for the period ended 12/31/05)
    -----------------------------------------------------------------------
                                                  Since Inception/5/
    -----------------------------------------------------------------------
    Managed Allocation Series:
--  Aggressive Portfolio                                12.52%
    -----------------------------------------------------------------------
- - Aggressive Blended Benchmark/1/                     12.06%
    -----------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                        11.40%
    -----------------------------------------------------------------------
--  Lehman Brothers Universal Bond Index/3/              2.10%
    -----------------------------------------------------------------------

/1/Aggressive Blended Benchmark--Comprised of 80 % Russell 3000 Index, 20% MSCI EAFE Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Conservative Portfolio outperformed its blended index by 39 basis points since its inception on May 2, 2005. The portfolio returned 4.18% and the benchmark returned 3.79% for this period. The Conservative Blended Benchmark is 16% Russell 3000 Index, 4% MSCI EAFE, 66% Lehman Aggregate, 4% CSFB High Yield and 10% 90-Day T-Bills.

The largest contributors from the performance relative to the blended benchmark were the Pioneer Strategic Income Portfolio, Capital Appreciation Fund and U.S. Government Securities portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The Mondrian International Stock Portfolio and the Travelers Quality Bond Portfolio detracted from to the performance of the portfolio relative to the benchmark for the period. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                 27.72%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             23.49%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               13.32%
           ---------------------------------------------------------
           Money Market Portfolio                            9.98%
           ---------------------------------------------------------
           Capital Appreciation Fund                         6.77%
           ---------------------------------------------------------
           Equity Income Portfolio                           4.71%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio            4.25%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    3.09%
           ---------------------------------------------------------
           Pioneer Fund Portfolio                            2.80%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  1.25%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.95%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   0.63%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.46%
           ---------------------------------------------------------
           Large Cap Portfolio                               0.44%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        0.31%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.20%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.12%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.10%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.09%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.06%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.06%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.00%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO MANAGED BY
               DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS.
       CONSERVATIVE BLENDED BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/,
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]



                                     [CHART]
                 Managed
             Allocation Series  Conservative    Wilshire      Lehman Brothers
              Conservative        Blended       5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\     Bond Index\3\
            ----------------   --------------  ------------  --------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,418           10,379        11,140           10,210




    -----------------------------------------------------------------
                                           Cumulative Return/4/
                                      (for the period ended 12/31/05)
    -----------------------------------------------------------------
                                            Since Inception/5/
    -----------------------------------------------------------------
    Managed Allocation Series:
--  Conservative Portfolio                         4.18%
    -----------------------------------------------------------------
- - Conservative Blended Benchmark/1/              3.79%
    -----------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                  11.40%
    -----------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                       2.10%
    -----------------------------------------------------------------

/1/Conservative Blended Benchmark--Comprised 16% Russell 3000 Index, 4% MSCI EAFE Index, 66% Lehman Aggregate Index, 4% Credit Suisse First Boston High Yield Index, and 10% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Managed Allocation Moderate Portfolio outperformed its blended index by 71 basis points since its inception on May 2, 2005. The portfolio returned 8.60% and the benchmark returned 7.89% for the period. The Moderate Blended Benchmark is 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% CSFB High Yield Index and 5% 90-Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Pioneer Strategic Income Portfolio, and Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio and the Pioneer Fund Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           15.18%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             12.68%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           12.30%
           ---------------------------------------------------------
           Capital Appreciation Fund                        11.31%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.30%
           ---------------------------------------------------------
           Equity Income Portfolio                           8.55%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  6.09%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.50%
           ---------------------------------------------------------
           Money Market Portfolio                            4.85%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   4.31%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  3.04%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    1.74%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.24%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.64%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.56%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.50%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.22%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.20%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.18%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.17%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.07%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.02%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO MANAGED BY
      DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]


                 Managed
            Allocation Series:   Moderate       Wilshire     Lehman Brothers
                 Moderate        Blended       5000 Stock       Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,860           10,789        11,140           10,210


    -------------------------------------------------------------------
                                             Cumulative Return/4/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    Managed Allocation Series: Moderate
--  Portfolio                                        8.60%
    -------------------------------------------------------------------
- - Moderate Blended Benchmark/1/                    7.89%
    -------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                    11.40%
    -------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                         2.10%
    -------------------------------------------------------------------

/1/Moderate Blended Benchmark--Comprised of 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Aggressive Portfolio outperformed its blended index by 80 basis points since its inception on May 2, 2005. The portfolio returned 9.77% and the benchmark returned 8.97% for the period. The Moderate-Aggressive Blended Benchmark is 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% CSFB High Yield Index and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, and the Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio, and Equity Income Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           17.48%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           15.37%
           ---------------------------------------------------------
           Capital Appreciation Fund                        12.88%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.21%
           ---------------------------------------------------------
           Equity Income Portfolio                           9.87%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   7.50%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio              6.70%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.22%
           ---------------------------------------------------------
           Money Market Portfolio                            4.84%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  3.53%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  2.91%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.18%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    0.83%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.42%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.23%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.23%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.16%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.15%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.13%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.12%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.03%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.01%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                 100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


      MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE-AGGRESSIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]



                Managed          Moderate-
            Allocation Series:   Aggressive     Wilshire     Lehman Brothers
           Moderate-Aggressive    Blended       5000 Stock      Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,977           10,897        11,140           10,210




    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Aggressive Portfolio                              9.77%
    --------------------------------------------------------------------
    Moderate-Aggressive Blended
- - Benchmark/1/                                      8.97%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate-Aggressive Blended Benchmark--Comprised of 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Conservative Portfolio outperformed its blended index by 51 basis points since its inception on May 2, 2005. The portfolio returned 6.32% and the benchmark returned 5.81% for the period. The Moderate-Conservative Blended Benchmark is 32% Russell 3000 Index, 8% MSCI EAFE Index, 52% Lehman Aggregate Index, 3% CSFB High Yield Index, and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, the Large Cap Portfolio, and the Pioneer Strategic Income Portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, the Pioneer Fund Portfolio, Equity Income Portfolio, and Travelers Quality Bond Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                                 Percent of
Description                                                                      Net Assets
-------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                                               19.46%
-------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                                   18.87%
-------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                                 10.49%
-------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                                                              9.98%
-------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                           8.98%
-------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio                                              8.42%
-------------------------------------------------------------------------------------------
Equity Income Portfolio                                                             6.42%
-------------------------------------------------------------------------------------------
Money Market Portfolio                                                              4.88%
-------------------------------------------------------------------------------------------
Large Cap Portfolio                                                                 3.64%
-------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                                      2.38%
-------------------------------------------------------------------------------------------
Convertible Securities Portfolio                                                    2.26%
-------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                                     1.41%
-------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                                          1.04%
-------------------------------------------------------------------------------------------
High Yield Bond Trust                                                               0.62%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Value Portfolio                                       0.62%
-------------------------------------------------------------------------------------------
Mercury Large Cap Core Portfolio                                                    0.42%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Growth Portfolio                                      0.36%
-------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                        0.18%
-------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                                                 0.14%
-------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Portfolio                                                     0.14%
-------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                                  0.11%
-------------------------------------------------------------------------------------------
MFS Value Portfolio                                                                 0.06%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



     MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE CONSERVATIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]




                Managed             Moderate
            Allocation Series:    Conservative     Wilshire     Lehman Brothers
           Moderate-Conservative    Blended       5000 Stock       Universal
                Portfolio          Benchmark\1\    Index\2\      Bond Index\3\
            ----------------       ----------     ----------     -------------
  5/2/2005       $10,000             $10,000        $10,000          $10,000
12/31/2005        10,632              10,581         11,140           10,210





    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Conservative Portfolio                            6.32%
    --------------------------------------------------------------------
    Moderate Conservative Blended
- - Benchmark/1/                                      5.81%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate Conservative Blended Benchmark--Comprised of 32% Russell 3000, 8% MSCI EAFE, 52% Lehman Aggregate, 3% Credit Suisse First Boston, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/ Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.
(FORMERLY MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Mercury Large Cap Core Portfolio outperformed the unmanaged Russell 1000 Index for both the year-ending 2005 and since inception (May 1998) returning 12.04% versus the index's 6.26% for the year and 1.56% versus the index's 4.02% since inception.

For the year-ending 2005, strong performance was largely attributable to good stock selection, particularly in the Financials and Health Care sectors. Diversified financial services and insurance companies and health care providers and equipment & supplies performed well and boosted returns. The combination of our stock selection and overweighting of the Energy sector, particularly in oil and gas fuels, enhanced returns and contributed 483 basis points to the Portfolio's absolute return. On an individual security basis, the largest contributors to return included Valero Energy, Apple Computer, Burlington Resources, Sunoco and Express Scripts. Negative contributors to return were Cree, Ford Motor, YRC Worldwide, Dell and Mercury Interactive. Additionally, not owning Verizon Communications and Fannie Mae boosted performance, as these were the largest negative contributors in the benchmark.

PORTFOLIO STRATEGY

During the year, we significantly increased our exposure to Health Care, Energy and Technology and reduced our weightings in Consumer Discretionary, Industrials, Materials and Utilities. The largest purchases for the period included Exxon Mobil, Best Buy, Amgen, Cisco Systems and UnitedHealth Group. The largest sales included Home Depot, TXU, Monsanto, Williams Companies and PacifiCare Health Systems.

MARKET COMMENTARY

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board, who have raised rates 13 consecutive times since June 2004. Energy prices, particularly crude oil and natural gas, fluctuated as production disruptions related to the hurricanes in the Gulf region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency as reports involving manufacturing, new-housing starts and corporate and consumer spending were positive. Additionally, Gross Domestic Product (GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run that ended in March 1986.

OUTLOOK & STRATEGY

For some time now, we have enjoyed the benefits of a pro-cyclical bias in the portfolio--a focus we maintained throughout the reporting period. Our stock selection process continues to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continue to identify companies with favorable growth characteristics and earnings developments that sell at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in Healthcare, Energy and Technology, and reduced the Portfolio's exposure to Financials, Consumer Staples and Consumer Discretionary.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Exxon Mobile Corp.         3.78%
                      -----------------------------------
                      Johnson & Johnson          2.30%
                      -----------------------------------
                      Intel Corp.                2.19%
                      -----------------------------------
                      Pfizer, Inc.               2.16%
                      -----------------------------------
                      General Electric Co.       1.98%
                      -----------------------------------
                      Cisco Systems, Inc.        1.87%
                      -----------------------------------
                      Amgen, Inc.                1.81%
                      -----------------------------------
                      Hewlett Packard Co.        1.71%
                      -----------------------------------
                      UnitedHealth Group, Inc.   1.66%
                      -----------------------------------
                      ConocoPhillips             1.56%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Technology                   20.0%
Non-Cyclical                 22.2%
Cyclical                      8.8%
Industrials                   4.8%
Financials                   13.3%
Communications                4.9%
Energy                       18.5%
Basic Materials               3.4%
Diversified                   3.1%
Utilities                     1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  MERCURY LARGE CAP CORE PORTFOLIO MANAGED BY
       MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Mercury Large Cap
                  Core Portfolio       Russell 1000 Index
                  --------------       ------------------
    3/28/1998          $10,000               $10,000
   12/31/1998           10,577                11,204
   12/31/1999           13,080                13,547
   12/31/2000           12,351                12,491
   12/31/2001            9,578                10,936
   12/31/2002            7,170                 8,569
   12/31/2003            8,687                11,130
   12/31/2004           10,067                12,399
   12/31/2005           11,280                13,175


    -------------------------------------------------------------
                                 Average Annual Return/2/
                             (for the period ended 12/31/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    Mercury Large Cap
--  Core Portfolio        12.04% 16.30% -1.80%       1.56%
    -------------------------------------------------------------
- - Russell 1000 Index/1/  6.26% 15.42%  1.07%       4.02%
    -------------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/23/1998.

Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Travelers MFS Mid Cap Growth Portfolio had a total return of 3.06%. In comparison, the Portfolio's benchmark, the Russell Midcap Growth Index returned 12.10%.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing, technology, and leisure sectors was the primary detractor from the portfolio's relative performance over the period. In the retailing sector, deep-discount retailer 99 Cents Only Stores, which is not an index constituent, detracted from performance.

Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, and dermatological treatment company Medicis Pharmaceutical.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within utilities and communications, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the portfolio's top contributors.

Other individual holdings which benefited portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*Security was not held in the Portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    American Tower Corp.            3.21%
                    ----------------------------------------
                    Juniper Networks, Inc.          2.41%
                    ----------------------------------------
                    Xilinx, Inc.                    2.16%
                    ----------------------------------------
                    Analog Devices, Inc.            2.12%
                    ----------------------------------------
                    Amdocs, Ltd.                    2.10%
                    ----------------------------------------
                    Medicis Pharmaceutical Corp.    2.01%
                    ----------------------------------------
                    Smith International, Inc.       1.84%
                    ----------------------------------------
                    Corporate Executive Board Co.   1.84%
                    ----------------------------------------
                    PETsMART, Inc.                  1.80%
                    ----------------------------------------
                    Advanced Medical Optics, Inc.   1.74%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    MFS MID CAP GROWTH PORTFOLIO MANAGED BY
MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL MIDCAP GROWTH INDEX/1/ AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Mid Cap       Russell Midcap      Russell
               Growth Portfolio      Growth Index      2000 Index
                 --------------      ------------      ----------
    3/28/1998        $10,000            $10,000          $10,000
   12/31/1998         10,050              9,935            8,981
   12/31/1999         16,499             11,747           10,891
   12/31/2000         18,031             12,716           10,562
   12/31/2001         13,772             10,154           10,824
   12/31/2002          7,048              7,372            8,607
   12/31/2003          9,659             10,520           12,674
   12/31/2004         11,021             12,149           14,997
   12/31/2005         11,358             13,619           15,679




    --------------------------------------------------------------
                                  Average Annual Return/3/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    MFS Mid Cap Growth
--  Portfolio               3.06% 17.24% -8.83%       1.65%
    --------------------------------------------------------------
    Russell Mid Cap Growth
- - Index/1/               12.10% 22.70%  1.38%       4.51%
    --------------------------------------------------------------
--  Russell 2000 Index/2/   4.55% 22.13%  8.22%       5.96%
    --------------------------------------------------------------

/1/The Russell Mid Cap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/23/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the MFS Value Portfolio had a total return of 6.44%. In comparison, the portfolio's unmanaged benchmark, the Russell 1000 Value index returned 7.05%.

CONTRIBUTORS TO PERFORMANCE

Security selection within the industrial goods and services sector added to results over the period. Avoiding index constituent General Electric aided performance as the stock lagged the Russell 1000 Value Index.

A combination of stock selection and to a lesser extent underweighting the leisure sector added to results over the period. Within the leisure sector, an underweight position in cable television provider Comcast benefited the portfolio as the stock decreased markedly over the period.

Security selection within the energy sector drove results relative to the index. Overweighting energy firms Unocal*, ConocoPhillips, EOG Resources, and Noble Corp (not an index constituent) benefited the portfolio.

In other sectors, underweighting weak performing pharmaceutical giant Pfizer* bolstered performance as the stock lagged the broad market index. Our positioning in strong performing investment bank Goldman Sachs was also among the portfolio's top contributors. In the transportation sector the portfolio's positioning in Burlington Northern Santa Fe added to results as did our holding of consumer staples firm Altria Corp.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the basic materials sector held back performance relative to the benchmark during the reporting period. Within the basic materials sector, overweighting chemicals company PPG Industries Inc and paper and packaging concern International Paper dampened results as both stocks lagged the broad equity index.

Stock selection among the retailing and utilities and communications sectors also detracted from results. Within the sectors our decision to hold shares of Gap and mobile telecommunications firm Vodafone Group PLC (neither of which is an index constituent) held back results.

Within other sectors our holding of underperforming mortgage giant Fannie Mae negatively impacted performance. Underweighting technology firm Hewlett-Packard* was a drag on results as its shares performed strongly during the period. Health care concern Johnson & Johnson (not an index constituent) also detracted from results, as the firm's stock underperformed the Russell 1000 Value index. Finally, not participating in the substantial run up in the shares of energy firms Burlington Resources and Valero Energy was detrimental to results.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, our currency exposure detracted from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

*Security was not held in the portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.25%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   3.91%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Allstate Corp. (The)              2.89%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.74%
                   ------------------------------------------
                   Johnson & Johnson                 2.71%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.62%
                   ------------------------------------------
                   Total S.A.                        2.27%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.26%
                   ------------------------------------------
                   Sprint Nextel Corp.               2.25%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                         29.1%
Non-Cyclical                       18.4%
Industrials                        14.9%
Energy                             11.6%
Communications                      8.6%
Basic Materials                     7.6%
Utilities                           5.8%
Cyclical                            3.0%
Technology                          1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        MFS VALUE PORTFOLIO MANAGED BY
   MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Value Portfolio          Russell 1000 Index
                  -------------------          ------------------
    7/20/1998         $10,000                        $10,000
   12/31/1998           9,506                         10,495
   12/31/1999           9,979                         11,266
   12/31/2000          11,135                         12,057
   12/31/2001          11,247                         11,382
   12/31/2002           9,769                          9,614
   12/31/2003          12,173                         12,502
   12/31/2004          14,118                         14,563
   12/31/2005          15,037                         15,476


    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
--  MFS Value Portfolio 6.44%  15.44% 6.18%        5.62%
    -----------------------------------------------------------
    Russell 1000 Value
- - Index/1/            7.05%  15.42% 1.07%        5.97%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 07/20/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.
(FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

THE MARKETS

For the year ended December 31, 2005, the Mondrian International Stock Portfolio returned 9.52%.

In 2005 international equity prices made solid progress and the unmanaged benchmark MSCI EAFE Index returned 14.02% (for the same period returns in US dollars). All currencies represented in the EAFE index depreciated against the dollar.

Returns for the Portfolio were strong in Switzerland (+16.3%), mainly due to gains by financials and health care. An important contributor to Swiss healthcare returns was the gain by the pharmaceutical company Roche, which holds the patent on Tamiflu, the potential treatment for bird flu. Of the other larger economies, Germany and France both rose 9.9% and the UK was up 7.4%. In the Pacific, Japan is benefiting from strong international trade, particularly its exports to China and during 2005, the Japanese market rose 25.5%. Elsewhere in the region, Australia was ahead of the index (+16.0%) but the smaller Asian and New Zealand markets trailed it.

The following stocks outperformed the index over the year: On the back of strong results throughout the year, Matsushita Electric Industrial (MEI), the Japanese consumer electronics business, gained over 40%. Also in Japan, Toyota Motor, which gained 48.6%, was a beneficiary of the positive business environment and liquidity flows into the Japanese market. Despite the underperformance in the healthcare sector, the Japanese health care security, Takeda Pharmaceutical, rose more than 25% on the back of solid financial results and the improving expectations for its research pipeline. However, in spite of these high absolute returns from these Japanese stocks, the Japanese market performed strongly in 2005 and as a consequence the stock selection in Japan was negative.

In the materials sector, the UK-based international mining business Rio Tinto and Bayer AG, the global chemicals company, were both beneficiaries of continued strong resource prices, resulting in rises of 76.2% and 53.4%, respectively. Additionally, in the energy sector most energy stocks performed in line with the index reflecting the weaker oil price at year end.

In the telecommunications sector, Telefonica, the Spanish-based international telecommunications business, had its performance dampened by continuing increased competition. Also in this sector, Telstra in Australia underperformed in part due to ongoing regulatory concerns and the downgrading of future earnings forecasts by new management.

OUTLOOK/EXPECTATIONS FOR 2006

Japan has benefited from the strength of the global economy, especially activity levels in the US and China, which is supporting demand for Japanese products.

Increasingly, we are also seeing strong signs of a more stable growth pattern developing in the domestic economy. GDP growth is expected to exceed the economy's sustainable growth rate for the second consecutive year in fiscal year 2005. Our interviews with companies are supporting other statistical indicators that show companies finally beginning to undertake increased capital investment after fifteen years focused on asset reduction. Over the past fifteen years, we have monitored two key indicators: credit growth and inflation, which we have believed need to show stability before we would be confident that the economy has normalised. With companies now actively considering investment and expansion of assets, credit growth has recently turned positive. Inflation has not yet turned positive, but our models and most economic commentators expect that deflation will end sometime next year. Even taking into account all these positive and encouraging signs, the Japanese market is more expensive than most other major world markets, and with companies' increasing focus on capital investment and growth, investors must be wary that they are second-class stakeholder in the eyes of many Japanese corporate managements. The risk that all cash generated by operations could be re-invested at uncertain rates of return is significant, and this would potentially leave little cash left to return to shareholders. Fortunately, we also believe that overall the Japanese stock market is inefficient, and that opportunities exist for stock-pickers with a disciplined long-term investment horizon. It is our strategy to focus on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

The one Japanese asset that does look increasingly undervalued, however, is the yen. Our purchasing-power-parity analysis indicates that the depreciation against the US dollar in 2005 means that the currency is more than one standard deviation undervalued. While this is not a strong enough indication to cause us to expect immediate appreciation, it does signal to us, as long-term investors, that the yen is attractive. Indeed, a similar story unfolded for the euro last year also. Although the US dollar is close to fair value against these two other major world currencies, this is not a forecast of near-term exchange rate stability. The US dollar's strength in 2005 was surprising in part because of the mounting concern about the USA's very large trade deficit. In spite of the rise in the country's external liabilities, investors continued to be buyers of US assets, supporting the US dollar and allowing US consumers continued access to imported goods at bargain-basement prices. The benign economic environment and low mortgage rates encouraged households to borrow a lot more and save a lot less. These issues remain a concern one year on. Over the medium-to-long term such unsustainable trends are likely to return to sustainable levels. The period of transition will almost certainly entail a period of slower domestic demand which will may well see returns on real assets (such as, US equities or US real estate) weaken. With growth stabilising or improving in other areas, especially Europe and Japan, investors may be attracted to assets in these areas, reducing demand for US dollars.

Central banks are aware that a willingness to accommodate higher oil prices following past oil price spikes allowed higher prices to feed through into the wider economy, contributing to longer-term inflation problems. With Euro-zone unemployment running at 9%, compared with 5% in the US, we believe, however, that there is a lot of spare capacity in continental Europe. As a result, core inflation (which excludes volatile items, such as energy) is likely to remain subdued, as is the interest rate cycle.

The main highlights of the strategy being adopted for the fund are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Toyota Motor Corp.               4.16%
                   -----------------------------------------
                   RWE AG                           4.08%
                   -----------------------------------------
                   ING Groep NV                     3.96%
                   -----------------------------------------
                   KDDI Corp.                       3.96%
                   -----------------------------------------
                   HBOS Plc                         3.77%
                   -----------------------------------------
                   Royal Dutch Shell Plc, Class A   3.64%
                   -----------------------------------------
                   GlaxoSmithKline Plc              3.62%
                   -----------------------------------------
                   Telefonica S.A.                  3.55%
                   -----------------------------------------
                   Canon, Inc.                      3.50%
                   -----------------------------------------
                   Aviva Plc                        3.49%
                   -----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     33.2%
Communications                 12.2%
Non-Cyclical                   10.6%
Energy                         10.3%
Cyclical                        9.7%
Basic Materials                 8.8%
Utilities                       8.4%
Technology                      3.5%
Industrials                     3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MONDRIAN INTERNATIONAL STOCK PORTFOLIO MANAGED BY
           MONDRIAN INVESTMENT PARTNERS LTD. VS. MSCI EAFE INDEX/1/
                            Growth Based on $10,000

 LOGO

    --------------------------------------------------------------
                                  Average Annual Return/2/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Mondrian International
--  Stock Portfolio         9.52% 17.69% 0.93%        4.30%
    --------------------------------------------------------------
- - MSCI EAFE Index/1/     14.02% 24.18% 4.78%       13.34%
    --------------------------------------------------------------

/1/The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/01/1996.

Mondrian Investment Partners Ltd. became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

For the year ended December 31, 2005, the Portfolio provided a total return of 5.99% compared to the S&P 500 Index, which returned 4.91% for the same period.

PORTFOLIO SPECIFICS:

The first six months of 2005 were lackluster ones for the blue-chip U.S. stock market. Given a result approximately the same as that of the market, there were neither particular problems in the Portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other.

Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance.

The most striking sector performance came from energy and utilities. Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values.

That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Portfolio performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the six months were Rio Tinto and Phelps Dodge in materials, Barr Pharmaceuticals in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called "old economy." So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying "theme" to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

CURRENT STRATEGY AND OUTLOOK:

Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we've seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Rio Tinto PLC               2.39%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.30%
                      ------------------------------------
                      Norfolk Southern Corp.      2.23%
                      ------------------------------------
                      Target Corp.                2.03%
                      ------------------------------------
                      Chevron Corp.               2.01%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.01%
                      ------------------------------------
                      Reed Elsevier NV            1.93%
                      ------------------------------------
                      Johnson & Johnson           1.76%
                      ------------------------------------
                      Walgreen Co.                1.67%
                      ------------------------------------
                      Chubb Corp.                 1.52%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Consumer Cyclical               12.3%
Consumer Non-Cyclical           19.8%
Technology                      10.5%
Energy                           7.3%
Industrials                     10.5%
Financials                      17.6%
Communications                  13.1%
Basic Materials                  7.1%
Utilities                        1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                       PIONEER FUND PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                               S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

        PIONEER FUND
         PORTFOLIO         S&P 500 INDEX
        ------------       -------------
12/95     $10,000             $10,000
12/96      11,121              12,295
12/97      13,933              16,395
12/98      16,470              21,084
12/99      16,456              25,518
12/00      20,449              23,196
12/01      15,747              20,441
12/02      10,989              15,925
12/03      13,603              20,490
12/04      19,567              22,718
12/05      20,737              23,834


    ------------------------------------------------------------
                            Average Annual Return/2/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------
    Pioneer Fund
--  Portfolio    5.99%  13.39% -4.76%  4.84%        6.47%
    ------------------------------------------------------------
    S&P 500
- - Index/1/     4.91%  14.38%  0.54%  9.07%       12.62%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indices. Since its inception on May 1, 2005 through December 31, 2005, the Portfolio provided a total return of 9.84%, compared to the Russell Mid Cap Value Index, the portfolio's benchmark, which returned 12.7% for the same period.

PORTFOLIO SPECIFICS:

The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. The broad US equity markets ended flat for the year, finishing essentially where they began.

Stock selection together with sector overweights in both Industrials and Information Technology benefited relative returns the most. In the Technology sector, data storage company Imation, up 46%, along with SunGuard and Scientific-Atlanta, both acquisition targets that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period's end, our largest sector overweights relative to the Russell Mid Cap Value Index were Health Care, Industrials, and Energy. Our largest underweights were Financials and Utilities. Within the Consumer Discretionary sector, Media remains our biggest overweight industry, where we still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own--quality companies with characteristics that we believe are undervalued--that may be attractive takeover targets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Foot Locker, Inc.           2.10%
                      ------------------------------------
                      Symbol Technologies, Inc.   2.10%
                      ------------------------------------
                      Federated Investors, Inc.   2.09%
                      ------------------------------------
                      W. W. Grainger, Inc.        2.01%
                      ------------------------------------
                      Republic Services, Inc.     1.97%
                      ------------------------------------
                      PMI Group, Inc.             1.91%
                      ------------------------------------
                      Safeway, Inc.               1.90%
                      ------------------------------------
                      Mellon Financial Corp.      1.90%
                      ------------------------------------
                      Ball Corp.                  1.85%
                      ------------------------------------
                      Xerox Corp.                 1.84%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                             26.7%
Non-Cyclical                           19.6%
Industrials                            16.0%
Cyclical                               10.5%
Energy                                  8.2%
Communications                          7.3%
Basic Materials                         6.8%
Technology                              4.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID CAP VALUE PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                        RUSSELL MID-CAP VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Pioneer Mid Cap        Russell Mid-Cap
                Value Portfolio             Index
                ---------------        ---------------
    5/2/2005        $10,000                 $10,000
   12/31/2005        10,984                  11,405




    ---------------------------------------------------------------
                                         Cumulative Return/2/
                                    (for the period ended 12/31/05)
    ---------------------------------------------------------------
                                          Since Inception/3/
    ---------------------------------------------------------------
--  Pioneer Mid Cap Value Portfolio              9.84%
    ---------------------------------------------------------------
- - Russell Mid-Cap Value Index/1/              12.70%
    ---------------------------------------------------------------

/1/The Russell Mid-Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forcasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005, the Portfolio returned 15.37% while its benchmark, the Russell 2000 Growth Index, returned 18.10%.

JANUS CAPITAL MANAGEMENT LLC COMMENTARY

DETRACTORS INCLUDED TECHNOLOGY-RELATED HOLDINGS

Stragglers included Infocrossing, a provider of information technology and business process outsourcing to U.S. businesses. In July, the company cut its second-quarter outlook and withdrew its 2005 guidance. Management attributed the shortfall in projected sales to lower-than-anticipated usage-based billings and delays in the start of new contracts. We continue to believe in the long-term potential of the company and therefore increased our position during the period.

Another detractor from performance was Greenfield Online, which provides Internet survey solutions to the marketing research industry. The company performs surveys, as well as provides survey programming, data collection and processing services, and manages the Greenfield Online panel, an Internet-based panel of individuals who participate in the company's surveys. Late this summer, the stock dropped after the company lowered its guidance and its CEO announced his resignation. We've since sold the position.

Workstream was another stock that hurt our relative results. We purchased the stock following what we felt was an unjustifiably sharp pullback in its price resulting from quarterly financial results that were below Wall Street's expectations. The solid, new customer base of this provider of services and Web-based software for Human Capital Management (HCM) has given us the confidence that the company is back on track, although the recovery has taken longer than we anticipated.

STANDOUTS INCLUDED SELECT CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY HOLDINGS

Our top performer during the period was TALX, a business process outsourcer for payroll data-centric services. Our view that the stock was undervalued came to fruition when the rest of the street saw TALX continually beat Wall Street's earnings estimates. The company had consistently robust revenue and profit growth figures.

Documentation company American Reprographics also advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Customer service technology developer LivePerson was also a top 10 contributor. The company has benefited from increased acceptance by Wall Street for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the health care and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the health care sector, our overweight positions in Alpharma, Abgenix, and Cubist Pharmaceuticals contributed positively to performance. In the information technology sector, we were helped by our holdings in Blue Coat Systems, Intergraph, and Supertex.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Premiere Global Services, Golden Telecom, and Syniverse Holdings hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in NBTY, Gold Kist, and Longs Drug Stores.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 102 THROUGH 106 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    TALX Corp.                      1.66%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         1.36%
                    ----------------------------------------
                    World Fuel Services Corp.       1.22%
                    ----------------------------------------
                    Jarden Corp.                    1.12%
                    ----------------------------------------
                    Carter's, Inc.                  1.11%
                    ----------------------------------------
                    Quiksilver, Inc.                1.08%
                    ----------------------------------------
                    Western Oil Sands, Inc.         1.04%
                    ----------------------------------------
                    Ultimate Software Group, Inc.   1.02%
                    ----------------------------------------
                    CoStar Group, Inc.              0.97%
                    ----------------------------------------
                    Cubist Pharmaceuticals, Inc.    0.90%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    28.1%
Cyclical                        18.9%
Technology                      17.7%
Communications                  10.3%
Industrials                      9.7%
Financials                       7.5%
Energy                           6.4%
Basic Materials                  1.3%
Utilities                        0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO MANAGED BY
       TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT LLC VS.
                         RUSSELL 2000 GROWTH INDEX/1/
                            Growth Based on $10,000

                             [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Growth Portfolio      Growth Index(1)
              -------------------------   --------------
  5/2/2005            $10,000                 $10,000
12/31/2005             11,537                  11,810

    --------------------------------------------------------------------
                                              Cumulative Return/2/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/3/
    --------------------------------------------------------------------
    Style Focus Series: Small Cap Growth
--  Portfolio                                        15.37%
    --------------------------------------------------------------------
- - Russell 2000 Growth Index/1/                     18.10%
    --------------------------------------------------------------------

/1/The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. equity universe. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small cap growth manager's opportunity set. The Index does not include fees and expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005 the Portfolio returned 13.56%. The unmanaged benchmark, the Russell 2000 Value Index returned 13.70% for the same period.

DREMAN VALUE MANAGEMENT COMMENTARY

For the year ended December 31, 2005, the Russell 2000 Value Index returned 4.69%, as small cap stocks took a bit of a breather after two stellar years. 2005 again saw equities in general post more subdued returns than 2004. We at Dreman Value Management started to manage The Travelers Series Trust: Style Focus Series: Small Cap Value Portfolio ("The Portfolio") in early May of this year. For the interim period of our management our sleeve of the portfolio returned 14.5% compared to the benchmark Russell 2000 Value index's return of 13.7% for the same period. Given the nature of the markets over this period we are satisfied with the performance thus far.

The US equity markets experienced returns over the past twelve months that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. While equity market returns were somewhat muted compared to last year, the fact that all equity market indices ended the year in positive territory is a testament to the resiliency of the US economy.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS) approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low by historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year rate is still well below 4.5%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers' budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV's. During September, Ford and GM reported 30% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.8% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Turning to the portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain as underweights. During the quarter we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio's turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy withstood a difficult final quarter to easily wind up as best performing sector during the past year with most of the positions appreciating substantially. At the end of December, energy stocks represented about 16% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 64% and 61%, respectively. The portfolio has been overweight energy for more than three years, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear "cheap" when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of "hot" money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 17% of the portfolio. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio's holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio's industrial positions. Among our favorite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the quarter. DHB Industries declined over 41% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armor for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek which is in the business of cleaning up, transporting, and disposing of nuclear material fell over 30% after announcing poor quarterly results and was eliminated from the portfolio late in the year.

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                                      47

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The Portfolio's health care stocks currently account for 15% of the total portfolio. Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighted on the stocks, again showing the far reaching of the fall's devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 28%. Biovail was added in August and sold in November so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates for much of the past year before rallying in the final quarter. The portfolio's holdings in the Real Estate industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns on interest rates caused interest in REITs to wane. We hold about 6.0% of the portfolio in REITs, about half of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR
Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between now and January 2007, Novastar should pay out almost $10 in dividends or 30% of the current stock price. We see little on the horizon that will put these dividends at risk.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the financials and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the financials sector, our overweight positions in Federal Agricultural Mortgage, Piper Jaffray, and Kilroy Realty contributed positively to performance. In the information technology sector, we were helped by our holdings in Talx, Nuance Communications, and United Online.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Price Communications, Cincinnati Bell, and Golden Telecom hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in Alliance One International, Chiquita Brands International, and NBTY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views

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                                      48

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STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

expressed are opinions of the portfolio manager as of December 31, 2005 and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss of principal.

PLEASE REFER TO PAGES 107 THROUGH 111 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   CommScope, Inc.                  1.27%
                   -----------------------------------------
                   Anixter International, Inc.      1.21%
                   -----------------------------------------
                   Oregon Steel Mills, Inc.         1.16%
                   -----------------------------------------
                   Southern Union Co.               1.15%
                   -----------------------------------------
                   RTI International Metals, Inc.   1.14%
                   -----------------------------------------
                   URS Corp.                        1.12%
                   -----------------------------------------
                   Kinetic Concepts, Inc.           1.12%
                   -----------------------------------------
                   Cameco Corp.                     1.07%
                   -----------------------------------------
                   EMCOR Group, Inc.                0.93%
                   -----------------------------------------
                   Terex Corp.                      0.93%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     26.4%
Industrials                    16.1%
Non-Cyclical                   13.9%
Energy                         11.0%
Cyclical                        9.5%
Communications                  7.7%
Basic Materials                 6.7%
Technology                      4.7%
Utilities                       4.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO MANAGED BY
      TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C. VS.
                          RUSSELL 2000 VALUE INDEX/1/
                            Growth Based on $10,000

                       [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Value Portfolio       Value Index(1)
              -------------------------   --------------
  5/2/2005             $10,000                $ 10,000
12/31/2005              11,357                  11,370

    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/3/
    -------------------------------------------------------------------
    Style Focus Series: Small Cap Value
--  Portfolio                                       13.56%
    -------------------------------------------------------------------
- - Russell 2000 Value Index/1/                     13.70%
    -------------------------------------------------------------------

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2005, the Travelers Quality Bond Portfolio returned 1.63%. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/iv/ returned 1.58% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/1/ was 1.62%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the federal funds rate/ii/ from 2.25% to 4.25% by period end. These measured, consecutive, rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement, the also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Corporation were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004's 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iii/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even

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                                      51

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--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's apparent comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 183 funds in the Fund's Lipper category and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/iv/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed government and corporate debt issues that are (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                  Percent of
    Description                                                   Net Assets
    ------------------------------------------------------------------------
    U.S. Treasury Notes (2.875%, 11/30/06)                          11.57%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/08)                          10.00%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.000%, 08/31/07)                           6.66%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (3.375%, 11/15/08)                           3.54%
    ------------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                             2.04%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/10)                           1.94%
    ------------------------------------------------------------------------
    Commercial Mortgage Pass Through Certificates Series 2005-C6,
     Class A5B (5.167%, 06/10/44)                                    1.78%
    ------------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     Series 2004-C3, Class AJ (4.922%, 01/15/42)                     1.63%
    ------------------------------------------------------------------------
    Pepco Holdings, Inc. (5.500%, 08/15/07)                          1.57%
    ------------------------------------------------------------------------
    HSBC Finance Corp. (6.375%, 10/15/11)                            1.54%
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TRAVELERS QUALITY BOND PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Travelers Quality          Lehman Bro. Intermediate
                 Bond Portfolio            Gov/Credit Bond Interest
                 --------------            ------------------------
    8/30/1996         $10,000                      $10,000
   12/31/1996          10,356                       10,388
   12/31/1997          11,095                       11,624
   12/31/1998          12,036                       13,004
   12/31/1999          12,168                       13,055
   12/31/2000          13,015                       14,376
   12/31/2001          13,944                       15,664
   12/31/2002          14,753                       16,651
   12/31/2003          15,784                       17,369
   12/31/2004          16,303                       17,897
   12/31/2005          16,579                       18,180




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers Quality Bond
--  Portfolio                1.63%  3.94%  4.95%        5.56%
    ----------------------------------------------------------------
    Lehman Brothers
    Intermediate Government/
- - Credit Bond Index/1/     1.58%  2.97%  5.50%        6.87%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the twelve months ended December 31, 2005, U.S. Government Securities Portfolio returned 4.33%. The Portfolio outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index/v/, which returned 2.66% for the same period. The Portfolio underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index/vi/, which returned 5.01%, for the same period. The Portfolio outperformed the Portfolio's Lipper General U.S. Government Funds Category Average/1/, which increased 2.05%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point/ii/ hikes during the period brought the federal funds rate/iii/ from 2.25% to 4.25% by period end. These rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed relatively low during the period, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as 2-year U.S. Treasury note yields broke above 10-year yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Company and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iv/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed's comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund's Lipper category, and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/v/The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

/vi/The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.125%, 05/15/15)                        10.69%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.250%, 08/15/23)                        10.19%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (5.250%, 11/15/28)                         5.25%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.500%, 12/01/99)           5.16%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, 04/01/35)           4.48%
     ---------------------------------------------------------------------
     Tennessee Valley Authority, Series G (7.125%, 05/01/30)       4.45%
     ---------------------------------------------------------------------
     Financing Corp.(FICO) Strips, Series 13 (5.229%, 06/27/11)    4.11%
     ---------------------------------------------------------------------
     U.S. Treasury Strip (3.230%, 02/15/27)                        4.02%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (8.875%, 02/15/19)                         3.88%
     ---------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.000%, 10/01/35)           3.26%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Collateralized Mortgage Obligations                   16.4%
U.S Government Agency Mortgage Backed Securities      35.0%
U.S Government & Agency Obligations                   48.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                U.S. GOVERNMENT SECURITIES PORTFOLIO MANAGED BY
                     SALOMON BROTHERS ASSET MANAGEMENT VS.
   MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX/1/ AND COMPOSITE INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                                        MERRILL LYNCH U.S.
                  U.S. GOVERNMENT        TREASURY/Agency        Composite
                SECURITIES PORTFOLIO     Master Index/1/         Index/2/
                --------------------     --------------         -----------
12/31/1994             10,000                10,000               10,000
12/31/1995             12,442                11,831               12,423
12/30/1996             12,623                12,158               12,684
12/30/1997             14,216                13,325               14,250
12/30/1998             15,666                14,637               15,745
12/31/1999             15,004                14,328               15,143
12/30/2000             17,185                16,207               17,588
12/30/2001             18,185                17,370               18,635
12/30/2002             20,663                19,328               21,106
12/31/2003             21,231                19,784               21,688
12/30/2004             22,532                20,460               23,103
12/30/2005             26,156                21,004               24,260


    --------------------------------------------------------------
                              Average Annual Return/3/
                          (for the period ended 12/31/05)
    --------------------------------------------------------------
                   1 Year 3 Year 5 Year 10 Year Since Inception/4/
    --------------------------------------------------------------
    U.S.
    Government
    Securities
--  Portfolio      4.33%  4.39%  6.47%   6.57%        7.16%
    --------------------------------------------------------------
    Merrill Lynch
    U.S. Treasury/
    Agency Master
- - Index/1/       2.66%  2.81%  5.33%   5.91%        5.91%
    --------------------------------------------------------------
    Composite
--  Index/2/       5.01%  4.75%  6.62%   6.87%        6.92%
    --------------------------------------------------------------

/1/The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Index does not include fees and expenses and is not available for direct investment.

/2/Composite Index which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ years Index and the Merrill Lynch Mortgage Master Index

The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Index does not include fees and expenses and is not available for direct investment.

The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.) The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CONVERTIBLE SECURITIES PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,040.10        $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
DISCIPLINED MID CAP STOCK PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.90        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
EQUITY INCOME PORTFOLIO                     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,063.10        $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,025.50        $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED STOCK PORTFOLIO                   ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.80        $4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LARGE CAP PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.20        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.86% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $1,086.00        $1.84
  Hypothetical (5% return before expenses)          1,000.00      1,023.44         1.79
-----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   BEGINNING     ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                   6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                             $1,000.00     $1,019.30        $1.78
  Hypothetical (5% return before expenses)            1,000.00      1,023.44         1.79
-------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,054.40        $1.81
  Hypothetical (5% return before expenses)        1,000.00      1,023.44         1.79
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          BEGINNING     ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                          6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                    $1,000.00     $1,064.70        $1.82
  Hypothetical (5% return before expenses)                   1,000.00      1,023.44         1.79
--------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                            BEGINNING     ENDING        EXPENSES PAID
                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                      $1,000.00     $1,036.20        $1.80
  Hypothetical (5% return before expenses)                     1,000.00      1,023.44         1.79
----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MERCURY LARGE CAP CORE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,084.50        $4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS MID CAP GROWTH PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,077.20        $4.61
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS VALUE PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,052.50        $5.12
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONDRIAN INTERNATIONAL STOCK PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.10        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.30        $5.28
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER MID CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,034.20        $5.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                BEGINNING     ENDING        EXPENSES PAID
                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                          $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)         1,000.00      1,019.66         5.60
----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)        1,000.00      1,019.66         5.60
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TRAVELERS QUALITY BOND PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  999.10        $2.27
  Hypothetical (5% return before expenses)     1,000.00      1,022.94         2.29
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.45% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
U.S. GOVERNMENT SECURITIES PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  988.80        $2.16
  Hypothetical (5% return before expenses)     1,000.00      1,023.04         2.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.43% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 73.2%
      AEROSPACE & DEFENSE - 4.3%
      Armor Holdings, Inc., 2.000%/0.000%, due
        01/01/24(a)............................ $ 1,000,000 $     993,750
      L-3 Communications Corp.
        3.000%, due 08/01/35 (144A)(b).........   1,600,000     1,590,000
       3.000%, due 08/01/35....................     300,000       298,125
      Lockheed Martin Corp. 4.090%, due
        08/15/33(c)............................   1,500,000     1,607,070
                                                            -------------
                                                                4,488,945
                                                            -------------
      AIRLINES - 1.6%
      Continental Airlines, Inc. 4.500%, due
        02/01/07...............................     600,000       562,500
      Frontier Airlines, Inc. 5.000%, due
        12/15/25...............................   1,000,000     1,085,000
                                                            -------------
                                                                1,647,500
                                                            -------------
      BIOTECHNOLOGY - 4.8%
      Amgen, Inc. 0.098%, due 03/01/32(d)......   3,300,000     2,590,500
      InterMune, Inc. 0.250%, due 03/01/11.....   1,250,000     1,106,250
      Invitrogen Corp.
        3.250%, due 06/15/25...................   1,000,000       962,500
       3.250%, due 06/15/25 (144A)(b)..........     300,000       288,750
                                                            -------------
                                                                4,948,000
                                                            -------------
      BUILDING MATERIALS - 2.5%
      Masco Corp., Series B 2.096%, due
        07/20/31(d)............................   2,300,000     1,058,000
      NCI Building Systems, Inc. 2.125%, due
        11/15/24...............................   1,300,000     1,540,500
                                                            -------------
                                                                2,598,500
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
      Euronet Worldwide, Inc. 1.625%, due
        12/15/24...............................   1,600,000     1,642,000
                                                            -------------
      COMPUTERS & PERIPHERALS - 1.4%
      Electronics For Imaging, Inc. 1.500%, due
        06/01/23...............................     900,000     1,000,125
      Silicon Graphics, Inc. 6.500%, due
        06/01/09...............................     700,000       481,250
                                                            -------------
                                                                1,481,375
                                                            -------------
      ENVIRONMENTAL SERVICES - 2.2%
      Waste Connections, Inc. 4.750%, due
        05/01/22(c)............................   2,100,000     2,333,730
                                                            -------------
      FINANCIAL - DIVERSIFIED - 0.5%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(d)............................     500,000       532,500
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 6.4%
      LifePoint Hospitals, Inc.
        3.250%, due 08/15/25 (144A)(b).........   1,600,000     1,466,000
       3.250%, due 08/15/25....................   1,200,000     1,099,500

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Omnicare, Inc. 3.250%, due 12/15/35........ $ 1,000,000 $     997,500
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     700,000     3,030,125
                                                             -------------
                                                                 6,593,125
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 5.1%
     Actuant Corp. 2.000%, due 11/15/23.........   1,500,000     2,190,000
     Danaher Corp. 1.369%, due 01/22/21(d)......   1,900,000     1,569,875
     Roper Industries, Inc. 1.481%/0.000%, due
       01/15/34(a)..............................   2,800,000     1,547,000
                                                             -------------
                                                                 5,306,875
                                                             -------------
     MEDIA - 3.7%
     Charter Communications, Inc.
       5.875%, due 11/16/09.....................   1,050,000       786,187
      5.875%, due 11/16/09 (144A)(b)............     450,000       336,938
     Liberty Media Corp.
       0.750%, due 03/30/23.....................   1,000,000     1,075,000
      0.750%, due 03/30/23 (144A)(b)............     500,000       537,500
      4.000%, due 11/15/29......................   1,800,000     1,064,250
                                                             -------------
                                                                 3,799,875
                                                             -------------
     OIL & GAS - 5.6%
     Grey Wolf, Inc. 4.004%, due 04/01/24(c)....     800,000     1,103,600
     Halliburton Co. 3.125%, due 07/15/23.......     700,000     1,200,500
     Nabors Industries, Inc., Series B 0.000%,
       due 06/15/23(d)..........................   1,500,000     1,775,625
     Pride International, Inc. 3.250%, due
       05/01/33.................................   1,300,000     1,719,250
                                                             -------------
                                                                 5,798,975
                                                             -------------
     PACKAGING & CONTAINERS - 1.8%
     Sealed Air Corp. 3.000%, due 06/30/33
       (144A)(b)................................   1,900,000     1,904,750
                                                             -------------
     PHARMACEUTICALS - 9.4%
     BioMarin Pharmaceutical, Inc. 3.500%, due
       06/15/08.................................   1,700,000     1,606,500
     CV Therapeutics, Inc. 2.750%, due
       05/16/12.................................     600,000       900,000
     Enzon Pharmaceuticals, Inc. 4.500%, due
       07/01/08.................................     800,000       722,000
     Nektar Therapeutics, 3.250%, due
       09/28/12 (144A)(b).......................   1,000,000     1,011,250
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................   1,700,000     1,474,750
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11.................................   1,400,000     1,085,000
     Sepracor, Inc. 0.049%, due
       10/15/24(d)..............................   1,300,000     1,238,250
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................   1,400,000     1,750,000
                                                             -------------
                                                                 9,787,750
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 6.7%
       Best Buy Co., Inc.
         2.250%, due 01/15/22.................. $ 1,500,000 $   1,601,250
        2.250%, due 01/15/22 (144A)(b).........     200,000       213,500
       CBRL Group, Inc. 1.953%, due
         04/03/32(d)...........................   5,000,000     2,325,000
       CKE Restaurants, Inc. 4.000%, due
         10/01/23..............................     275,000       441,031
       Men's Wearhouse, Inc. 3.125%, due
         10/15/23..............................   2,000,000     2,330,000
                                                            -------------
                                                                6,910,781
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
       Amkor Technology, Inc. 5.000%, due
         03/15/07..............................   1,200,000     1,138,500
       Intel Corp., 2.950%, due 12/15/35
         (144A)(b).............................   1,000,000       981,250
                                                            -------------
                                                                2,119,750
                                                            -------------
       SOFTWARE - 5.6%
       Mentor Graphics Corp. 5.941%, due
         08/06/23(c)...........................   1,400,000     1,278,620
       Open Solutions, Inc.
         1.467%/0.000%, due 02/02/35(a)........     575,000       304,031
        1.467%/0.000%, due 02/02/35
          (144A)(a)(b).........................   2,200,000     1,163,250
       RealNetworks, Inc. 1.585%, due
         07/01/10(d)...........................   1,000,000       982,500
       SafeNet, Inc. 2.500%, due 12/15/10
         (144A)(b).............................   1,000,000       996,250
       SINA Corp. 0.000%, due 07/15/23(d)......     950,000     1,039,063
                                                            -------------
                                                                5,763,714
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.0%
       ADC Telecommunications, Inc. 5.045%,
         due 06/15/13(c).......................   2,500,000     2,528,125
       Amdocs, Ltd. 0.500%, due 03/15/24.......     900,000       811,125
       Ciena Corp. 3.750%, due 02/01/08........   1,800,000     1,660,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)................   1,000,000       931,250
       NII Holdings, Inc., 2.750%, due 08/15/25
         (144A)(b).............................   1,900,000     2,073,375
       RF Micro Devices, Inc. 1.500%, due
         07/01/10..............................     300,000       277,125
                                                            -------------
                                                                8,281,500
                                                            -------------
       Total Convertible Bonds
       (Cost $73,774,482)                                      75,939,645
                                                            -------------

       COMMON STOCKS - 10.4%
       BANKS - 2.0%
       Commerce Bancorp, Inc...................      60,659     2,087,276
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BIOTECHNOLOGY - 0.3%
      Enzon Pharmaceuticals, Inc.*............. $    45,200 $     334,480
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 1.0%
      Corning, Inc.*...........................      50,000       983,000
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.5%
      Rowan Companies, Inc.....................      15,000       534,600
                                                            -------------
      FINANCIAL - DIVERSIFIED - 2.8%
      Capital One Financial Corp...............      12,000     1,036,800
      Countrywide Financial Corp...............      38,000     1,299,220
      Merrill Lynch & Co., Inc.................       9,000       609,570
                                                            -------------
                                                                2,945,590
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.5%
      Sohu.com, Inc.*..........................      28,100       515,354
                                                            -------------
      IT CONSULTING & SERVICES - 2.1%
      Affiliated Computer Services, Inc. -
        Class A*...............................      36,000     2,130,480
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Oscient Pharmaceuticals Corp.*...........     110,000       249,700
                                                            -------------
      RETAIL - SPECIALTY - 0.7%
      Staples, Inc.............................      34,000       772,140
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Sprint Nextel Corp.......................      11,000       256,960
                                                            -------------
      Total Common Stocks
      (Cost $10,162,255)                                       10,809,580
                                                            -------------

      CONVERTIBLE PREFERRED STOCK - 13.4%
      BANKS - 2.9%
      Sovereign Capital Trust IV 4.375%, due
        03/01/34...............................      33,000     1,452,000
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41 (144A)(b).................      25,000     1,364,550
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41...........................       4,000       217,000
                                                            -------------
                                                                3,033,550
                                                            -------------
      ELECTRIC UTILITIES - 1.1%
      NRG Energy, Inc. 4.000%..................         900     1,172,137
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.1%
      Doral Financial Corp. 4.750%.............       6,900     1,084,163
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Omnicare, Inc., Series B 4.000%..........      17,000     1,262,590
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.9%
      United Rentals Trust I 6.500%............      46,000     1,966,500
                                                            -------------
      MEDIA - 1.4%
      Interpublic Group of Cos, Inc., Series B
        5.250%, (144A)(b)......................       1,540     1,421,035
                                                            -------------
      OIL & GAS - 1.0%
      Chesapeake Energy Corp. 5.000%...........       7,200       989,100
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 2.8%
      Host Marriott Finance Trust 6.750%.......      30,000 $   1,871,550
      Simon Property Group, Inc. 6.000%........      16,000     1,028,800
                                                            -------------
                                                                2,900,350
                                                            -------------
      Total Convertible Preferred Stock
      (Cost $13,719,061)                                       13,829,425
                                                            -------------
      SHORT-TERM INVESTMENT - 1.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 12/30/05 at 2.000% to
        be repurchased at $1,998,444 on
        01/03/06 collateralized by $2,070,000
        U.S. Treasury Bond 4.000% due
        11/15/12 with a value of $2,041,538
        (Cost - $1,998,000).................... $ 1,998,000     1,998,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $99,653,798)                                      102,576,650
      Other Assets and Liabilities (net) - 1.1%                 1,117,573
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 103,694,223
                                                            =============

* Non-income producing security.

(a) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 15.7% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the Convertible Securities Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               7.70%
                           BBB                            12.40
                           BB                             12.20
                           B                               9.50
                           Below B                        33.70
                           Equities/Other                 24.50
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Holdings, Inc............  4,062 $     302,010
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.6%
       CNF, Inc.................................... 27,016     1,509,924
       Expeditors International of Washington, Inc.  8,393       566,612
       Ryder System, Inc........................... 29,203     1,197,907
                                                           -------------
                                                               3,274,443
                                                           -------------
       AIRLINES - 0.4%
       Alaska Air Group, Inc.*..................... 25,565       913,182
                                                           -------------
       AUTO COMPONENTS - 1.2%
       ArvinMeritor, Inc........................... 36,959       531,840
       BorgWarner, Inc............................. 25,061     1,519,448
       Lear Corp................................... 18,465       525,514
                                                           -------------
                                                               2,576,802
                                                           -------------
       BANKS - 3.3%
       BOK Financial Corp.......................... 14,699       667,775
       Colonial BancGroup, Inc. (The).............. 28,532       679,632
       Comerica, Inc...............................  9,889       561,300
       Cullen/Frost Bankers, Inc................... 12,807       687,480
       Mercantile Bankshares Corp.................. 14,899       840,899
       SVB Financial Group*........................ 16,907       791,924
       Westcorp.................................... 18,231     1,214,367
       Wilmington Trust Corp....................... 12,214       475,247
       Zions Bancorp............................... 12,778       965,506
                                                           -------------
                                                               6,884,130
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Cephalon, Inc.*............................. 10,819       700,422
       Invitrogen Corp.*........................... 11,690       779,022
       Millennium Pharmaceuticals, Inc.*........... 55,873       541,968
       Protein Design Labs, Inc.*.................. 19,826       563,455
       Techne Corp.*...............................  7,068       396,868
       Vertex Pharmaceuticals, Inc.*............... 27,647       764,992
                                                           -------------
                                                               3,746,727
                                                           -------------
       CHEMICALS - 2.6%
       Albemarle Corp.............................. 16,176       620,350
       Cytec Industries, Inc....................... 23,581     1,123,163
       FMC Corp.*.................................. 26,680     1,418,575
       Lubrizol Corp............................... 26,005     1,129,397
       Lyondell Chemical Co........................ 19,432       462,870
       Scotts Miracle-Gro Co. - Class A............ 15,878       718,321
                                                           -------------
                                                               5,472,676
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.0%
       Alliance Data System Corp.*................. 45,340     1,614,104
       Banta Corp.................................. 17,380       865,524
       Brink's Co. (The)........................... 16,953       812,218
       Career Education Corp.*..................... 45,878     1,547,006
       CheckFree Corp.*............................ 15,574       714,847

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES - CONTINUED
            Dun & Bradstreet Corp. (The)*.....  12,427 $     832,112
            Education Management Corp.*.......  12,436       416,730
            Fair Isaac Corp...................  35,788     1,580,756
            Korn/Ferry International*.........  52,206       975,730
            Manpower, Inc.....................   6,575       305,738
            MPS Group, Inc.*..................  91,612     1,252,336
            Navigant Consulting, Inc.*........  31,990       703,140
            Quanta Services, Inc.*............  60,520       797,048
            Republic Services, Inc............  23,236       872,512
            West Corp.*.......................  26,184     1,103,656
                                                       -------------
                                                          14,393,457
                                                       -------------
            COMMUNICATIONS EQUIPMENT - 2.1%
            CommScope, Inc.*..................  42,663       858,806
            Harris Corp.......................  49,704     2,137,769
            Powerwave Technologies, Inc.*..... 106,783     1,342,263
                                                       -------------
                                                           4,338,838
                                                       -------------
            COMPUTERS & PERIPHERALS - 1.7%
            SanDisk Corp.*....................  22,360     1,404,655
            Western Digital Corp.*............ 114,048     2,122,434
                                                       -------------
                                                           3,527,089
                                                       -------------
            CONSTRUCTION & ENGINEERING - 1.0%
            Beazer Homes USA, Inc.............   7,786       567,132
            Granite Construction, Inc.........  16,361       587,524
            Toll Brothers, Inc.*..............  28,902     1,001,165
                                                       -------------
                                                           2,155,821
                                                       -------------
            CONSTRUCTION MATERIALS - 0.3%
            Martin Marietta Materials, Inc....   6,722       515,712
                                                       -------------
            CONTAINERS & PACKAGING - 0.2%
            Sonoco Products Co................  14,233       418,450
                                                       -------------
            ELECTRIC UTILITIES - 4.1%
            Black Hills Corp..................  15,400       532,994
            Energy East Corp..................  51,088     1,164,807
            IDACORP, Inc......................  20,159       590,659
            NSTAR.............................  45,789     1,314,144
            Pepco Holdings, Inc...............  74,557     1,667,840
            Pinnacle West Capital Corp........  11,269       465,973
            PNM Resources, Inc................  43,681     1,069,748
            Westar Energy, Inc................  28,308       608,622
            Wisconsin Energy Corp.............  26,022     1,016,419
                                                       -------------
                                                           8,431,206
                                                       -------------
            ELECTRICAL EQUIPMENT - 1.3%
            AMETEK, Inc.......................  24,233     1,030,872
            Energizer Holdings, Inc.*.........  13,121       653,294
            Thomas & Betts Corp.*.............  24,058     1,009,474
                                                       -------------
                                                           2,693,640
                                                       -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
         Amphenol Corp. - Class A................. 30,667 $   1,357,321
         Arrow Electronics, Inc.*................. 32,969     1,055,997
         CDW Corp................................. 10,808       622,216
         Ingram Micro, Inc. - Class A*............ 41,677       830,623
         Jabil Circuit, Inc.*..................... 31,197     1,157,097
                                                          -------------
                                                              5,023,254
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.0%
         Affiliated Managers Group, Inc.*......... 12,342       990,445
         American Capital Strategies, Ltd......... 25,110       909,233
         Bear Stearns Cos., Inc................... 10,016     1,157,148
         Blackrock, Inc. - Class A................  8,339       904,615
         E*TRADE Financial Corp.*................. 60,142     1,254,562
         First Marblehead Corp. (The)............. 19,725       648,164
         IndyMac Bancorp, Inc..................... 22,748       887,627
         Leucadia National Corp................... 15,011       712,422
         SEI Investments Co....................... 24,542       908,054
                                                          -------------
                                                              8,372,270
                                                          -------------
         FOOD & DRUG RETAILING - 0.2%
         SUPERVALU, Inc........................... 12,286       399,049
                                                          -------------
         FOOD PRODUCTS - 1.2%
         Dean Foods Co............................ 27,922     1,051,543
         Pilgrim's Pride Corp..................... 22,746       754,257
         Smithfield Foods, Inc.*.................. 20,039       613,193
                                                          -------------
                                                              2,418,993
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
         Bausch & Lomb, Inc....................... 14,899     1,011,642
         Beckman Coulter, Inc..................... 10,686       608,033
         Dade Behring Holdings, Inc............... 17,492       715,248
         Fisher Scientific International, Inc.*... 10,538       651,881
         Intuitive Surgical, Inc.*................ 15,292     1,793,293
         STERIS Corp.............................. 31,627       791,308
         Thermo Electron Corp.*................... 26,758       806,218
         Varian Medical Systems, Inc.*............ 16,751       843,245
                                                          -------------
                                                              7,220,868
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.1%
         AmerisourceBergen Corp................... 15,490       641,286
         Community Health Systems, Inc.*.......... 33,294     1,276,492
         Coventry Health Care, Inc.*.............. 14,107       803,535
         Health Net, Inc.*........................ 14,518       748,403
         Lincare Holdings, Inc.*.................. 29,092     1,219,246
         Manor Care, Inc.......................... 12,838       510,567
         Omnicare, Inc............................ 34,252     1,959,899
         Triad Hospitals, Inc.*...................  8,315       326,198
         VCA Antech, Inc.*........................ 32,692       923,065
                                                          -------------
                                                              8,408,691
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.1%
         Bob Evans Farms, Inc..................... 36,569       843,281
         Darden Restaurants, Inc.................. 31,114     1,209,712

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE - CONTINUED
         GTECH Holdings Corp...................... 35,776 $   1,135,530
         International Speedway Corp. - Class A... 24,686     1,182,460
                                                          -------------
                                                              4,370,983
                                                          -------------
         HOUSEHOLD DURABLES - 1.3%
         Mohawk Industries, Inc.*................. 18,867     1,641,052
         Ryland Group, Inc. (The)................. 10,750       775,397
         Tupperware Corp.......................... 15,108       338,419
                                                          -------------
                                                              2,754,868
                                                          -------------
         HOUSEHOLD PRODUCTS - 0.6%
         American Greetings Corp. - Class A....... 26,403       580,074
         Church & Dwight Co., Inc................. 18,655       616,175
                                                          -------------
                                                              1,196,249
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Crane Co................................. 12,724       448,776
         Teleflex, Inc............................ 16,895     1,097,837
                                                          -------------
                                                              1,546,613
                                                          -------------
         INSURANCE - 7.6%
         American Financial Group, Inc............ 28,901     1,107,197
         AmerUs Group Co.......................... 10,375       587,951
         Aon Corp................................. 10,002       359,572
         Everest Re Group, Ltd.................... 19,681     1,974,988
         Fidelity National Financial, Inc......... 25,401       934,503
         Fidelity National Title Group, Inc.......  3,549        86,418
         First American Corp...................... 29,859     1,352,613
         HCC Insurance Holdings, Inc.............. 53,696     1,593,697
         MGIC Investment Corp..................... 15,928     1,048,381
         Ohio Casualty Corp....................... 32,286       914,340
         Old Republic International Corp.......... 33,525       880,367
         PMI Group, Inc........................... 26,786     1,100,101
         Radian Group, Inc........................ 34,461     2,019,070
         W.R. Berkley Corp........................ 34,881     1,661,033
                                                          -------------
                                                             15,620,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.4%
         McAfee, Inc.*............................ 30,226       820,031
                                                          -------------
         IT CONSULTING & SERVICES - 1.0%
         Cognizant Technology Solutions
           Corp. - Class A*....................... 13,425       675,949
         Computer Sciences Corp.*.................  9,982       505,488
         DST Systems, Inc.*....................... 13,914       833,588
         Enterasys Networks, Inc.*................    216         2,868
                                                          -------------
                                                              2,017,893
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp........................... 16,350       664,791
                                                          -------------
         MACHINERY - 2.7%
         Cummins, Inc.............................  7,706       691,459
         Eaton Corp...............................  9,235       619,576
         Flowserve Corp.*......................... 17,714       700,766

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         MACHINERY - CONTINUED
         Harsco Corp.............................. 16,098 $   1,086,776
         Oshkosh Truck Corp....................... 24,358     1,086,123
         PACCAR, Inc..............................  9,867       683,093
         Timken Co. (The)......................... 25,345       811,547
                                                          -------------
                                                              5,679,340
                                                          -------------
         MEDIA - 1.4%
         Catalina Marketing Corp.................. 23,173       587,436
         Entercom Communications Corp.*........... 23,993       711,872
         Scholastic Corp.*........................ 35,840     1,021,798
         Univision Communications, Inc. - Class A* 20,126       591,503
                                                          -------------
                                                              2,912,609
                                                          -------------
         METALS & MINING - 3.0%
         Nucor Corp...............................  8,986       599,546
         Peabody Energy Corp...................... 27,392     2,257,649
         Precision Castparts Corp................. 47,599     2,466,104
         Southern Copper Corp.....................  6,559       439,322
         Worthington Industries, Inc.............. 23,734       455,930
                                                          -------------
                                                              6,218,551
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.3%
         HNI Corp.................................  9,525       523,208
                                                          -------------
         OIL & GAS - 10.9%
         ENSCO International, Inc................. 42,433     1,881,904
         Equitable Resources, Inc................. 22,022       807,987
         Forest Oil Corp.*........................ 10,264       467,731
         Grant Prideco, Inc.*..................... 48,739     2,150,365
         Helmerich & Payne, Inc................... 28,122     1,741,033
         MDU Resources Group, Inc................. 55,584     1,819,820
         National Fuel Gas Co..................... 23,851       743,913
         Newfield Exploration Co.*................ 45,830     2,294,708
         Noble Energy, Inc........................ 32,654     1,315,956
         ONEOK, Inc............................... 29,617       788,701
         Patterson-UTI Energy, Inc................ 61,614     2,030,181
         Pioneer Natural Resources Co............. 25,500     1,307,385
         Questar Corp............................. 27,342     2,069,789
         Smith International, Inc................. 15,995       593,574
         Southwestern Energy Co.*................. 40,702     1,462,830
         Tidewater, Inc........................... 23,598     1,049,167
                                                          -------------
                                                             22,525,044
                                                          -------------
         PAPER & FOREST PRODUCTS - 0.4%
         Glatfelter............................... 54,471       772,944
                                                          -------------
         PHARMACEUTICALS - 2.4%
         Barr Pharmaceuticals, Inc.*.............. 37,495     2,335,564
         Endo Pharmaceuticals Holdings, Inc.*..... 29,698       898,661
         King Pharmaceuticals, Inc.*.............. 71,048     1,202,132
         Kos Pharmaceuticals, Inc.*............... 10,519       544,148
                                                          -------------
                                                              4,980,505
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 3.0%
        AMB Property Corp. (REIT).................  15,485 $     761,397
        CBL & Associates Properties, Inc. (REIT)..  13,980       552,350
        Developers Diversified Realty Corp. (REIT)  18,188       855,200
        General Growth Properties, Inc. (REIT)....  27,209     1,278,551
        Highwoods Properties, Inc. (REIT).........  24,493       696,826
        Hospitality Properties Trust (REIT).......  21,559       864,516
        HRPT Properties Trust (REIT)..............  72,735       752,807
        Mack-Cali Realty Corp. (REIT).............  10,283       444,226
                                                           -------------
                                                               6,205,873
                                                           -------------
        RETAIL - MULTILINE - 0.9%
        BJ's Wholesale Club, Inc.*................  35,788     1,057,893
        Dollar Tree Stores, Inc.*.................  34,433       824,326
                                                           -------------
                                                               1,882,219
                                                           -------------
        RETAIL - SPECIALTY - 6.9%
        Abercrombie & Fitch Co. - Class A.........  15,598     1,016,678
        American Eagle Outfitters, Inc............  64,168     1,474,581
        AutoNation, Inc.*.........................  32,673       709,984
        Barnes & Noble, Inc.......................  39,819     1,699,077
        Chico's FAS, Inc.*........................  38,415     1,687,571
        Claire's Stores, Inc......................  57,239     1,672,523
        Foot Locker, Inc..........................  27,756       654,764
        Harman International Industries, Inc......   8,102       792,781
        Michaels Stores, Inc......................  45,224     1,599,573
        Pacific Sunwear of California, Inc.*......  55,517     1,383,484
        Rent-A-Center, Inc.*......................  40,977       772,826
        United Rentals, Inc.*.....................  32,021       748,971
                                                           -------------
                                                              14,212,813
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
        Avnet, Inc.*..............................  26,581       636,349
        Intersil Corp.............................  67,593     1,681,714
        Lam Research Corp.*.......................  51,742     1,846,155
        MEMC Electronic Materials, Inc.*..........  28,752       637,432
        Microchip Technology, Inc.................  21,405       688,171
        Micron Technology, Inc.*..................  83,506     1,111,465
        NVIDIA Corp.*.............................  19,315       706,156
        TriQuint Semiconductor, Inc.*............. 130,329       579,964
                                                           -------------
                                                               7,887,406
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*.........................  67,191       923,204
        Cadence Design Systems, Inc.*.............  64,245     1,087,025
        Transaction Systems
          Architects, Inc. - Class A*.............  22,464       646,739
                                                           -------------
                                                               2,656,968
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Cincinnati Bell, Inc.*.................... 135,025       473,938
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ----------------------------------------------------
              SECURITY                                   VALUE
              DESCRIPTION                      SHARES   (NOTE 2)
              ----------------------------------------------------

              TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
              NII Holdings, Inc.*............. 18,490 $    811,319
              RF Micro Devices, Inc.*......... 91,562      495,350
                                                      ------------
                                                         1,306,669
                                                      ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
              Columbia Sportswear Co.*........ 16,895      806,398
              Polo Ralph Lauren Corp.......... 14,617      820,599
                                                      ------------
                                                         1,626,997
                                                      ------------
              TRANSPORTATION - 1.1%
              C.H. Robinson Worldwide, Inc.... 14,754      546,340
              GATX Corp....................... 18,973      684,546
              Overseas Shipholding Group, Inc. 11,636      586,338
              YRC Worldwide, Inc.*............ 10,811      482,279
                                                      ------------
                                                         2,299,503
                                                      ------------
              Total Common Stocks
              (Cost $177,481,168)                      202,643,554
                                                      ------------

     ---------------------------------------------------------------------
     SECURITY                                        PAR        VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     U.S. GOVERNMENT & AGENCY OBLIGATION - 0.1%
     United States Treasury Bill
       3.800%, due 03/16/06(a)................... $  200,000 $    198,438
                                                             ------------
     REPURCHASE AGREEMENT - 2.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to be
       repurchased at $4,704,045 on 01/03/06
       collateralized by $3,450,000 U.S. Treasury
       Bond at 8.125% due 08/15/19 with a
       value of $4,799,813.......................  4,703,000    4,703,000
                                                             ------------
     Total Short-Term Investments
     (Cost $4,901,438)                                          4,901,438
                                                             ------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $182,382,606)                                      207,544,992

     Other Assets and Liabilities (Net) - (0.3)%                 (597,475)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $206,947,517
                                                             ============

* Non-income producing security.

(a) Zero Coupon Bond - Interest rate represents current yield to maturity.

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AEROSPACE & DEFENSE - 1.1%
        Boeing Co. (The)..........................   8,900 $     625,136
        Rockwell Automation, Inc..................  32,300     1,910,868
        United Technologies Corp..................  31,000     1,733,210
                                                           -------------
                                                               4,269,214
                                                           -------------
        AIRLINES - 0.4%
        AirTran Holdings, Inc.*...................  70,500     1,130,115
        Continental Airlines, Inc. - Class B*.....  12,000       255,600
        JetBlue Airways Corp.*....................   4,200        64,596
                                                           -------------
                                                               1,450,311
                                                           -------------
        AUTO COMPONENTS - 0.8%
        Johnson Controls, Inc.....................  38,800     2,828,908
                                                           -------------
        AUTOMOBILES - 1.2%
        Monaco Coach Corp.........................  52,994       704,820
        Toyota Motor Corp. (ADR)..................  37,800     3,954,636
                                                           -------------
                                                               4,659,456
                                                           -------------
        BANKS - 9.6%
        Bank of America Corp...................... 241,400    11,140,610
        Cathay General Bancorp....................  18,500       664,890
        East West Bancorp., Inc...................  69,748     2,545,105
        Hudson City Bancorp, Inc..................  96,500     1,169,580
        Mitsubishi UFJ Financial Group, Inc. (ADR) 129,600     1,774,224
        Northern Trust Corp.......................  89,300     4,627,526
        U.S. Bancorp..............................  48,600     1,452,654
        UCBH Holdings, Inc........................  83,507     1,493,105
        UnionBanCal Corp..........................  26,100     1,793,592
        Wachovia Corp............................. 120,948     6,393,311
        Wells Fargo & Co..........................  46,350     2,912,170
                                                           -------------
                                                              35,966,767
                                                           -------------
        BEVERAGES - 0.9%
        Coca-Cola Co..............................  68,500     2,761,235
        Diageo Plc (ADR)..........................  10,300       600,490
                                                           -------------
                                                               3,361,725
                                                           -------------
        BIOTECHNOLOGY - 0.7%
        Biogen Idec, Inc.*........................  38,900     1,763,337
        Invitrogen Corp.*.........................  11,730       781,687
                                                           -------------
                                                               2,545,024
                                                           -------------
        CHEMICALS - 2.3%
        Airgas, Inc...............................  16,500       542,850
        Bayer AG (ADR)............................  40,200     1,678,752
        Chemtura Corp.............................  25,500       323,850
        FMC Corp.*................................  57,701     3,067,962
        Praxair, Inc..............................  26,900     1,424,624
        Sigma-Aldrich Corp........................  24,793     1,569,149
                                                           -------------
                                                               8,607,187
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Automatic Data Processing, Inc................  32,500 $   1,491,425
      Brink's Co. (The).............................   6,900       330,579
      First Data Corp...............................  23,900     1,027,939
      Service Corporation International.............  17,200       140,696
                                                             -------------
                                                                 2,990,639
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 0.6%
      Cisco Systems, Inc.*..........................  85,800     1,468,896
      Motorola, Inc.................................  16,800       379,512
      Nortel Networks Corp.*........................ 125,200       383,112
                                                             -------------
                                                                 2,231,520
                                                             -------------
      COMPUTERS & PERIPHERALS - 2.3%
      EMC Corp.*....................................  34,000       463,080
      Hewlett-Packard Co............................ 150,800     4,317,404
      NCR Corp.*....................................  57,900     1,965,126
      Sun Microsystems, Inc.*....................... 377,400     1,581,306
      Symbol Technologies, Inc......................  22,200       284,604
                                                             -------------
                                                                 8,611,520
                                                             -------------
      CONTAINERS & PACKAGING - 0.4%
      Ball Corp.....................................  35,900     1,425,948
                                                             -------------
      ELECTRIC UTILITIES - 0.8%
      Edison International..........................  21,900       955,059
      Exelon Corp...................................  18,700       993,718
      Public Service Enterprise Group, Inc..........  13,200       857,604
                                                             -------------
                                                                 2,806,381
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.4%
      Directed Electronics, Inc.*...................   9,200       132,020
      Matsushita Electric Industrial Co., Ltd. (ADR)  76,900     1,490,322
                                                             -------------
                                                                 1,622,342
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Arrow Electronics, Inc.*......................  33,200     1,063,396
                                                             -------------
      FINANCIAL - DIVERSIFIED - 16.4%
      American Capital Strategies, Ltd..............  50,133     1,815,316
      Ameriprise Financial, Inc.....................  13,300       545,300
      CapitalSource, Inc.*..........................  59,200     1,326,080
      Citigroup, Inc................................ 308,200    14,956,946
      Federal Home Loan Mortgage Corp............... 102,300     6,685,305
      Federal National Mortgage Assoc............... 110,376     5,387,453
      Golden West Financial Corp....................  76,600     5,055,600
      Investors Financial Services Corp.............  28,444     1,047,592
      Janus Capital Group, Inc......................  26,600       495,558
      Lehman Brothers Holdings, Inc.................  11,500     1,473,955
      Marsh & McLennan Cos., Inc....................  28,300       898,808
      Merrill Lynch & Co., Inc...................... 106,600     7,220,018
      Nomura Holdings, Inc. (ADR)...................  74,300     1,428,046
      Nuveen Investments - Class A..................  45,700     1,947,734
      SLM Corp...................................... 117,400     6,467,566
      State Street Corp.............................  78,300     4,340,952
                                                             -------------
                                                                61,092,229
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.3%
        CVS Corp.................................  28,600 $     755,612
        Walgreen Co..............................  10,800       478,008
                                                          -------------
                                                              1,233,620
                                                          -------------
        FOOD PRODUCTS - 1.1%
        Nestle SA (ADR)..........................  40,600     3,026,730
        Sara Lee Corp............................  59,900     1,132,110
                                                          -------------
                                                              4,158,840
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
        Becton, Dickinson & Co...................  52,500     3,154,200
        IMS Health, Inc..........................  11,900       296,548
        Johnson & Johnson........................   6,700       402,670
        Varian, Inc.*............................  20,300       807,737
                                                          -------------
                                                              4,661,155
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Aetna, Inc...............................   8,300       782,773
        Cardinal Health, Inc.....................  53,800     3,698,750
        Health Net, Inc.*........................  13,000       670,150
        UnitedHealth Group, Inc..................  26,100     1,621,854
                                                          -------------
                                                              6,773,527
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        McDonald's Corp..........................  30,500     1,028,460
        Royal Caribbean Cruises, Ltd.............  45,600     2,054,736
        Starwood Hotels & Resorts Worldwide, Inc.   8,800       561,968
        Wynn Resorts Ltd.*.......................  24,100     1,321,885
                                                          -------------
                                                              4,967,049
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 2.8%
        3M Co....................................  19,200     1,488,000
        Crane Co.................................  16,000       564,320
        Eaton Corp...............................  24,100     1,616,869
        General Electric Co...................... 195,150     6,840,008
                                                          -------------
                                                             10,509,197
                                                          -------------
        INSURANCE - 7.3%
        Allstate Corp. (The).....................  36,100     1,951,927
        American International Group, Inc........ 218,300    14,894,609
        Aspen Insurance Holdings, Ltd............  20,800       492,336
        Genworth Financial, Inc. - Class A.......   9,130       315,715
        Hartford Financial Services Group, Inc...  38,600     3,315,354
        Manulife Financial Corp..................   7,900       464,520
        Prudential Financial, Inc................  50,100     3,666,819
        RenaissanceRe Holdings Ltd...............   9,700       427,867
        Swiss Reinsurance........................   8,174       597,999
        XL Capital, Ltd. - Class A...............  18,500     1,246,530
                                                          -------------
                                                             27,373,676
                                                          -------------
        MACHINERY - 0.3%
        Illinois Tool Works, Inc.................  13,900     1,223,061
                                                          -------------
        MEDIA - 3.4%
        aQuantive, Inc.*.........................   6,000       151,440
        Gannett Co., Inc.........................  62,300     3,773,511

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        New York Times Co.- Class A.............. 133,000 $   3,517,850
        News Corp. - Class B..................... 111,800     1,856,998
        Omnicom Group, Inc.......................  20,600     1,753,678
        Walt Disney Co. (The)....................  66,200     1,586,814
                                                          -------------
                                                             12,640,291
                                                          -------------
        METALS & MINING - 2.4%
        Alcoa, Inc...............................  29,900       884,143
        Mittal Steel Co. NV- Class A.............   7,400       194,842
        Newmont Mining Corp......................  68,700     3,668,580
        Peabody Energy Corp......................  30,400     2,505,568
        United States Steel Corp.................  34,086     1,638,514
                                                          -------------
                                                              8,891,647
                                                          -------------
        OIL & GAS - 6.4%
        Amerada Hess Corp........................  38,400     4,869,888
        Canadian Natural Resources, Ltd..........  70,400     3,493,248
        Canadian Natural Resources, Ltd. (CAD)...  27,100     1,339,485
        Exxon Mobil Corp......................... 175,110     9,835,929
        Talisman Energy Inc......................  16,300       861,944
        Talisman Energy, Inc. (CAD)..............   5,900       311,712
        Total S.A. (ADR).........................  25,100     3,172,640
                                                          -------------
                                                             23,884,846
                                                          -------------
        PERSONAL PRODUCTS - 0.5%
        Alberto-Culver Co........................  19,800       905,850
        Avon Products, Inc.......................  37,400     1,067,770
                                                          -------------
                                                              1,973,620
                                                          -------------
        PHARMACEUTICALS - 5.7%
        Amylin Pharmaceuticals, Inc.*............  23,800       950,096
        Eli Lilly & Co...........................   5,900       333,881
        Hospira, Inc.*...........................  56,300     2,408,514
        Merck & Co., Inc.........................  44,600     1,418,726
        Pfizer, Inc.............................. 233,230     5,438,923
        Roche Holding AG (ADR)...................  24,300     1,818,882
        Wyeth.................................... 193,800     8,928,366
                                                          -------------
                                                             21,297,388
                                                          -------------
        REAL ESTATE - 3.9%
        Brookdale Senior Living Inc..............   3,000        89,430
        Equity Lifestyle Properties, Inc. (REIT).  21,700       965,650
        Equity Residential (REIT)................  14,600       571,152
        General Growth Properties, Inc. (REIT)... 255,204    11,992,036
        Mitsui Fudosan Co., Ltd..................  13,000       264,125
        United Dominion Realty Trust, Inc. (REIT)  24,900       583,656
                                                          -------------
                                                             14,466,049
                                                          -------------
        RETAIL - MULTILINE - 4.2%
        Dollar General Corp......................  83,500     1,592,345
        Wal-Mart Stores, Inc..................... 297,800    13,937,040
                                                          -------------
                                                             15,529,385
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        RETAIL - SPECIALTY - 1.3%
        Abercrombie & Fitch Co. - Class A.....    22,200  $   1,446,996
        Home Depot, Inc. (The)................    62,270      2,520,690
        Staples, Inc..........................    29,100        660,861
        Under Armour, Inc. - Class A*.........     9,200        352,452
                                                          -------------
                                                              4,980,999
                                                          -------------
        ROAD & RAIL - 3.4%
        Burlington Northern Santa Fe Corp.....    82,700      5,856,814
        Canadian National Railway Co..........     9,800        783,902
        Canadian Natl Ry Co. (CAD)............     6,000        479,300
        Laidlaw International, Inc............    40,900        950,107
        Norfolk Southern Corp.................   102,980      4,616,594
                                                          -------------
                                                             12,686,717
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.2%
        Analog Devices, Inc...................    29,140      1,045,252
        Applied Materials, Inc................    76,800      1,377,792
        Avnet, Inc.*..........................   109,700      2,626,218
        FormFactor, Inc.*.....................    16,900        412,867
        Intel Corp............................   366,300      9,142,848
        KLA-Tencor Corp.......................    68,400      3,374,172
        Lam Research Corp.*...................    39,500      1,409,360
        MKS Instruments, Inc.*................   109,396      1,957,094
        National Semiconductor Corp...........    57,600      1,496,448
        Semtech Corp.*........................    14,700        268,422
                                                          -------------
                                                             23,110,473
                                                          -------------

        SOFTWARE - 0.7%
        Microsoft Corp........................    95,660      2,501,509
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
        ALLTEL Corp...........................    23,200      1,463,920
        AT&T, Inc.*...........................   113,400      2,777,166
        BellSouth Corp........................    96,400      2,612,440
        Qwest Communications International,
          Inc.*...............................   225,800      1,275,770
        Sprint Nextel Corp....................    80,700      1,885,152
        Verizon Communications, Inc...........    72,700      2,189,724
                                                          -------------
                                                             12,204,172
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.....................    56,800      4,244,096
                                                          -------------
        Total Common Stocks
        (Cost $345,323,880)                                 364,843,884
                                                          -------------

        CONVERTIBLE BONDS - 0.3%
        AIRLINES - 0.2%
        AirTran Holdings, Inc. 7.000% due
          07/01/23............................  $100,000        161,125
        America West Airlines, Inc. 7.500% due
          01/18/09............................   270,000        344,925
        Continental Airlines, Inc. 4.500%, due
          02/01/07............................   290,000        271,875
                                                          -------------
                                                                777,925
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
     ASM International NV 4.250% due
       12/06/11(a).............................. $  180,000 $     173,925
                                                            -------------
     SOFTWARE - 0.0%
     SafeNet, Inc. (144A) 2.500% due
       12/15/10(a)..............................     60,000        59,775
                                                            -------------
     Total Convertible Bonds
     (Cost $883,900)                                            1,011,625
                                                            -------------

     PREFERRED STOCK - 0.1%
     ELECTRIC - 0.1%
     Entergy Corp. 7.625%, due 02/17/09.........      9,400       467,650
                                                            -------------
     INSURANCE - 0.0%
     Platinum Underwriters Holdings, Series A
       6.000%, due 02/15/09.....................      2,000        62,020
                                                            -------------
     Total Preferred Stock
     (Cost $531,980)                                              529,670
                                                            -------------
     SHORT-TERM INVESTMENT - 2.0%
     State Street Bank & Trust Co., Repurchased
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,350,286 on
       01/03/06 collateralized by 5,390,000 U.S.
       Treasury Bond at 8.125% due 08/15/19
       with a value of $7,498,838
       (Cost - $7,348,000)......................  7,348,000     7,348,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $354,087,761)                                      373,733,179

     Other Assets and Liabilities (net) - (0.1)%                 (192,052)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 373,541,127
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 0.01% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 95.8%
      ADVERTISING - 2.2%
      Advanstar Communications, Inc. 10.750%,
        due 08/15/10............................ $   125,000 $    137,656
       Series B 12.000%, due 02/15/11...........     250,000      264,063
      Advanstar, Inc., Series B 0.000%/ 15.000%,
        due 10/15/11(a).........................     175,000      183,969
      CDRV Investors, Inc. 0.000%/ 9.625%,
        due 01/01/15(a).........................     725,000      447,687
      Lamar Media Corp. 7.250%,
        due 01/01/13............................     175,000      182,438
      Vertis, Inc., Series B 10.875%,
        due 06/15/09............................     175,000      173,250
      WDAC Subsidiary Corp. 8.375%,
        due 12/01/14 (144A)(b)..................     475,000      462,531
                                                             ------------
                                                                1,851,594
                                                             ------------
      AEROSPACE & DEFENSE - 1.0%
      Alliant Techsystems, Inc. 8.500%,
        due 05/15/11............................     275,000      290,125
      Argo-Tech Corp. 9.250%, due 06/01/11......     150,000      154,500
      K&F Acquisition, Inc. 7.750%,
        due 11/15/14............................     125,000      126,875
      TransDigm, Inc. 8.375%, due 07/15/11......     225,000      237,937
                                                             ------------
                                                                  809,437
                                                             ------------
      AGRICULTURE - 0.5%
      Eurofresh, Inc. 11.500%,
        due 01/15/13 (144A)(b)..................     275,000      277,063
      Hines Nurseries, Inc. 10.250%,
        due 10/01/11............................     175,000      172,375
                                                             ------------
                                                                  449,438
                                                             ------------
      APPAREL & TEXTILES - 0.2%
      Phillips-Van Heusen Corp. 8.125%,
        due 05/01/13............................     150,000      159,000
                                                             ------------
      AUTO COMPONENTS - 2.4%
      Advanced Accessory Systems LLC 10.750%,
        due 06/15/11............................     225,000      182,250
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13...................     150,000      136,500
      Rexnord Corp. 10.125%, due 12/15/12.......     200,000      216,000
      Stanadyne Corp., Series 1 10.000%,
        due 08/15/14............................     250,000      241,250
      Stanadyne Holdings, Inc. 0.000%/ 12.000%,
        due 02/15/15(a).........................     125,000       63,750
      Stoneridge, Inc. 11.500%, due 05/01/12....     250,000      255,625
      Tenneco Automotive, Inc. 8.625%,
        due 11/15/14............................     250,000      237,500
      TRW Automotive, Inc.
        9.375%, due 02/15/13....................      75,000       81,562
       11.000%, due 02/15/13....................     310,000      349,525

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     United Components, Inc. 9.375%,
       due 06/15/13.............................. $   225,000 $    225,000
                                                              ------------
                                                                 1,988,962
                                                              ------------
     AUTOMOBILES - 1.4%
     Cooper-Standard Automotive, Inc. 8.375%,
       due 12/15/14..............................     350,000      267,750
     Ford Motor Co. 7.450%, due 07/16/31.........     775,000      530,875
     General Motors Corp.
       7.125%, due 07/15/13......................     275,000      182,875
      8.375%, due 07/15/33.......................     250,000      166,250
                                                              ------------
                                                                 1,147,750
                                                              ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08..............................     150,000      157,125
     Cott Beverages USA, Inc. 8.000%,
       due 12/15/11..............................     250,000      257,500
                                                              ------------
                                                                   414,625
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Bio-Rad Laboratories, Inc. 6.125%,
       due 12/15/14..............................     225,000      223,313
                                                              ------------
     BUILDING MATERIALS - 2.1%
     Associated Materials, Inc.
       9.750%, due 04/15/12......................     125,000      121,250
      0.000%/11.250%, due 03/01/14(a)............     150,000       74,250
     Builders FirstSource, Inc. 8.590%,
       due 02/15/12(c)...........................     225,000      230,062
     Goodman Global Holding Co., Inc.
       7.491%, due 06/15/12 (144A)(b)(c).........     100,000       99,500
      7.875%, due 12/15/12 (144A)(b).............     300,000      280,500
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(b)............     225,000      217,125
     Nortek, Inc. 8.500%, due 09/01/14...........     100,000       97,000
     NTK Holdings, Inc. 0.000%/ 10.750%,
       due 03/01/14(a)...........................     250,000      157,500
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)...........     175,000      169,313
     Ply Gem Industries, Inc. 9.000%,
       due 02/15/12..............................     100,000       89,250
     Texas Industries, Inc. 7.250%,
       due 07/15/13 (144A)(b)....................      50,000       52,125
     U.S. Concrete, Inc. 8.375%, due
       04/01/14..................................     200,000      200,500
                                                              ------------
                                                                 1,788,375
                                                              ------------
     BUSINESS SERVICES - 0.1%
     Lamar Media Corp. 6.625%, due
       08/15/15..................................     100,000      100,875
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - 3.9%
       Aventine Renewable Energy Holdings, Inc.
         10.491%, due 12/15/11
         (144A)(b)(c).......................... $   150,000 $    156,000
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%,
         due 07/15/14 (144A)(b)................     325,000      323,375
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/ 10.500%, due 10/01/14(a)......     600,000      439,500
       Equistar Chemicals LP 8.750%,
         due 02/15/09..........................     125,000      132,187
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08...........     250,000      272,500
       Huntsman International LLC 10.125%,
         due 07/01/09..........................     258,000      267,675
       Lyondell Chemical Co.
         9.500%, due 12/15/08..................     162,000      170,505
        10.875%, due 05/01/09..................     250,000      260,937
        10.500%, due 06/01/13..................      50,000       57,063
       Series A9.625%, due 05/01/07............      75,000       78,656
       Nalco Co. 8.875%, due 11/15/13..........     275,000      289,437
       Polypore, Inc. 8.750%, due 05/15/12.....     250,000      221,250
       PQ Corp. 7.500%,
         due 02/15/13 (144A)(b)................     125,000      116,875
       UAP Holding Corp. 0.000%/ 10.750%,
         due 07/15/12(a).......................     300,000      261,375
       Union Carbide Chemicals & Plastics Co.,
         Inc. 7.875%, due 04/01/23.............     175,000      194,852
       Union Carbide Corp. 7.500%,
         due 06/01/25..........................      50,000       54,577
                                                            ------------
                                                               3,296,764
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Brand Services, Inc. 12.000%,
         due 10/15/12..........................     325,000      342,875
       Brickman Group, Ltd., Series B 11.750%,
         due 12/15/09..........................     175,000      194,688
       Hertz Corp.
         8.875%, due 01/01/14 (144A)(b)........     175,000      179,156
        10.500%, due 01/01/16 (144A)(b)........     300,000      310,500
       Insurance Auto Auctions, Inc. 11.000%,
         due 04/01/13(b).......................     250,000      263,974
       NationsRent, Inc. 9.500%, due 10/15/10..     150,000      164,250
                                                            ------------
                                                               1,455,443
                                                            ------------
       COMPUTERS & PERIPHERALS - 1.2%
       Activant Solutions, Inc.
         10.054%, due 04/01/10(b)(c)...........     125,000      129,531
        10.500%, due 06/15/11..................     250,000      275,000
       Seagate Technology HDD Holdings 8.000%,
         due 05/15/09..........................     225,000      237,375

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       SMART Modular Technologies, Inc.
         9.554%, due 04/01/12(c)................ $   250,000 $    262,500
       Unisys Corp. 6.875%, due 03/15/10........     125,000      116,250
                                                             ------------
                                                                1,020,656
                                                             ------------
       CONTAINERS & PACKAGING - 3.2%
       Berry Plastics Corp. 10.750%,
         due 07/15/12...........................     325,000      351,000
       Crown Americas, LLC 7.750%,
         due 11/15/15 (144A)(b).................     175,000      182,000
       Graham Packaging Co. 8.500%,
         due 10/15/12...........................     150,000      148,500
       Graphic Packaging International Corp.
         9.500%, due 08/15/13...................     375,000      360,000
       Greif, Inc. 8.875%, due 08/01/12.........     250,000      267,500
       Jefferson Smurfit Corp. 8.250%,
         due 10/01/12...........................     300,000      289,500
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09...................     250,000      262,187
        7.750%, due 05/15/11....................     150,000      157,313
        8.250%, due 05/15/13....................     100,000      103,750
       Owens-Illinois, Inc. 8.100%,
         due 05/15/07...........................     350,000      359,625
       Plastipak Holdings, Inc. 8.500%,
         due 12/15/15 (144A)(b).................     125,000      126,875
       Pliant Corp. 13.000%, due 06/01/10(d)....      50,000       10,000
       Russell-Stanley Holdings, Inc. 9.000%,
         due 11/30/08 (144A)(b)(e)(f)(g)........      18,258        8,545
       Smurfit-Stone Container Enterprises, Inc.
         9.750%, due 02/01/11...................      75,000       76,125
                                                             ------------
                                                                2,702,920
                                                             ------------
       ELECTRIC UTILITIES - 4.5%
       CMS Energy Corp. 7.500%, due
         01/15/09...............................     200,000      207,000
       Edison Mission Energy 9.875%,
         due 04/15/11...........................     550,000      644,187
       FPL Energy National Wind 6.125%,
         due 03/25/19 (144A)(b).................     121,738      119,382
       Inergy LP/Inergy Finance Corp. 6.875%,
         due 12/15/14...........................     275,000      251,625
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(b).................     225,000      228,656
       Nevada Power Co.
         9.000%, due 08/15/13...................     260,000      287,627
        5.875%, due 01/15/15....................      50,000       49,866
       Series I6.500%, due 04/15/12.............     300,000      309,000
       NorthWestern Corp. 5.875%,
         due 11/01/14...........................      75,000       75,516
       PSEG Energy Holdings LLC 10.000%,
         due 10/01/09...........................     250,000      276,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ELECTRIC UTILITIES - CONTINUED
        Reliant Energy, Inc.
          9.250%, due 07/15/10................. $    75,000 $     75,375
         9.500%, due 07/15/13..................     325,000      327,438
        Sierra Pacific Resources 6.750%,
          due 08/15/17 (144A)(b)...............     200,000      200,000
        TECO Energy, Inc. 6.750%, due
          05/01/15.............................      75,000       78,000
        Texas Genco LLC/Texas Genco Financing
          Corp. 6.875%, due 12/15/14
          (144A)(b)............................     425,000      462,188
        VeraSun Energy 9.875%,
          due 12/15/12 (144A)(b)...............     175,000      178,500
                                                            ------------
                                                               3,770,610
                                                            ------------
        ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        Coleman Cable, Inc. 9.875%,
          due 10/01/12.........................     175,000      142,625
        Superior Essex Communications LLC/Essex
          Group, Inc. 9.000%, due 04/15/12.....     300,000      297,000
                                                            ------------
                                                                 439,625
                                                            ------------
        ELECTRONICS - 0.7%
        L-3 Communications Corp.
          6.125%, due 01/15/14.................     425,000      422,875
         6.375%, due 10/15/15 (144A)(b)........     200,000      200,500
                                                            ------------
                                                                 623,375
                                                            ------------
        ENERGY - 0.3%
        NRG Energy, Inc. 8.000%, due 12/15/13..     237,000      265,440
                                                            ------------
        ENTERTAINMENT & LEISURE - 3.3%
        AMC Entertainment, Inc. 9.875%,
          due 02/01/12.........................     325,000      320,125
        Cinemark USA, Inc. 9.000%, due
          02/01/13.............................     150,000      159,375
        Cinemark, Inc. 0.000%/ 9.750%,
          due 03/15/14(a)......................     525,000      391,125
        Gaylord Entertainment Co. 6.750%,
          due 11/15/15.........................     275,000      270,875
        Herbst Gaming, Inc. 7.000%,
          due 11/15/14.........................     175,000      175,000
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14.................     325,000      329,875
        Mohegan Tribal Gaming Authority 8.000%,
          due 04/01/12.........................     175,000      185,063
        Penn National Gaming, Inc. 6.750%,
          due 03/01/15.........................     250,000      246,875
        Tunica-Biloxi Gaming Authority 9.000%,
          due 11/15/15 (144A)(b)...............     150,000      150,750
        Universal City Development Partners
          11.750%, due 04/01/10................     425,000      478,656
        Universal City Florida Holdings UCD
          9.000%, due 05/01/10(c)..............      75,000       75,750
                                                            ------------
                                                               2,783,469
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 9.000%,
        due 11/15/14............................ $   100,000 $    103,500
      Allied Waste North America, Inc., Series B
        8.875%, due 04/01/08....................     450,000      477,000
      Clean Harbors, Inc. 11.250%,
        due 07/15/12............................     200,000      226,000
      IMCO Recycling, Inc. 10.375%,
        due 10/15/10............................     225,000      246,937
                                                             ------------
                                                                1,053,437
                                                             ------------
      FINANCIAL - DIVERSIFIED - 5.2%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(a)................     300,000      218,250
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%,
        due 02/15/13 (144A)(b)..................     300,000      301,500
      AMR HoldCo, Inc./EmCare HoldCo, Inc.
        10.000%, due 02/15/15 (144A)(b).........     100,000      107,250
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14............................     179,000      200,033
      Galaxy Entertainment Finance Co. Ltd.
        9.875%, due 12/15/12 (144A)(b)..........     275,000      280,500
      General Motors Acceptance Corp.
       6.875%, due 09/15/11.....................     550,000      502,142
       8.000%, due 11/01/31.....................     700,000      672,293
      Global Cash Access LLC/Global Cash Finance
        Corp. 8.750%, due 03/15/12..............     179,000      191,306
      JSG Funding PLC 9.625%, due 10/01/12......     250,000      251,250
      Nalco Finance Holdings LLC 0.000%/
        9.000%, due 02/01/14(a).................     216,000      163,080
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)...............................     275,000      273,625
      NSP Holdings/NSP Holdings Capital Corp.
        11.750%, due 01/01/12(f)................     184,938      193,260
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13............................     250,000      222,500
      UGS Corp. 10.000%, due 06/01/12...........     225,000      246,375
      Vanguard Health Holdings II 9.000%,
        due 10/01/14............................     250,000      266,875
      Visant Corp. 7.625%, due 10/01/12.........     250,000      252,500
                                                             ------------
                                                                4,342,739
                                                             ------------
      FOOD & DRUG RETAILING - 1.0%
      American Seafood Group LLC 10.125%,
        due 04/15/10............................     275,000      289,781
      ASG Consolidated LLC/ASG Finance, Inc.
        0.000%/ 11.500%, due 11/01/11(a)........     550,000      440,000
      Swift & Co. 12.500%, due 01/01/10.........     125,000      132,188
                                                             ------------
                                                                  861,969
                                                             ------------
      FOOD PRODUCTS - 3.6%
      B&G Foods, Inc. 8.000%, due 10/01/11......     225,000      230,625

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - CONTINUED
     Birds Eye Foods, Inc. 11.875%,
       due 11/01/08............................... $    63,000 $     64,575
     Del Monte Corp. 6.750%, due 02/15/15.........     425,000      416,500
     Doane Pet Care Co. 10.625%,
       due 11/15/15 (144A)(b).....................     175,000      183,313
     Dole Foods Co., Inc. 8.625%,
       due 05/01/09...............................     200,000      206,000
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08...............................     125,000       95,000
     Michael Foods, Inc. 8.000%,
       due 11/15/13...............................     325,000      334,750
     National Beef Packing Co./NB Finance Corp.
       LLC 10.500%, due 08/01/11..................     200,000      208,000
     Pierre Foods, Inc. 9.875%,
       due 07/15/12...............................     275,000      280,500
     Pilgrim's Pride Corp.
      9.625%, due 09/15/11........................     100,000      107,000
      9.250%, due 11/15/13........................     175,000      187,687
     Smithfield Foods, Inc., Series B
      8.000%, due 10/15/09........................     250,000      265,000
      7.750%, due 05/15/13........................     325,000      345,312
     Swift & Co. 10.125%, due 10/01/09............     100,000      103,750
                                                               ------------
                                                                  3,028,012
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 3.9%
     Accellent, Inc. 10.500%, due 12/01/13
       (144A)(b)..................................     225,000      231,750
     AmeriPath, Inc. 10.500%, due 04/01/13........     400,000      426,000
     Concentra Operating Corp. 9.500%,
       due 08/15/10...............................     225,000      234,000
     HCA, Inc.
       8.750%, due 09/01/10.......................     375,000      416,624
      6.750%, due 07/15/13........................     300,000      310,826
      6.375%, due 01/15/15........................     400,000      406,334
      7.500%, due 11/06/33........................     275,000      285,317
     National Mentor, Inc. 9.625%,
       due 12/01/12...............................     250,000      262,500
     Omnicare, Inc. 6.875%, due 12/15/15..........     150,000      153,000
     Psychiatric Solutions, Inc. 7.750%,
       due 07/15/15...............................     275,000      285,312
     Tenet Healthcare Corp. 9.875%,
       due 07/01/14...............................     250,000      254,375
                                                               ------------
                                                                  3,266,038
                                                               ------------
     HEALTHCARE EQUIPMENT & SERVICES - 1.4%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15 (144A)(b).....................     475,000      477,375
     Leiner Health Products, Inc. 11.000%,
       due 06/01/12...............................     150,000      141,750
     Safety Products Holdings, Inc. 11.750%,
       due 01/01/12 (144A)(b)(f)..................      75,000       78,375

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTHCARE EQUIPMENT & SERVICES - CONTINUED
     Sybron Dental Specialties, Inc. 8.125%,
       due 06/15/12.............................. $   150,000 $    158,250
     VWR International, Inc. 8.000%,
       due 04/15/14..............................     150,000      150,000
     WH Holdings Ltd./WH Capital Corp.
       9.500%, due 04/01/11......................     190,000      206,150
                                                              ------------
                                                                 1,211,900
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     155 East Tropicana LLC/155 East Tropicana
       Finance Corp. 8.750%, due 04/01/12........     225,000      217,688
     Boyd Gaming Corp.
      8.750%, due 04/15/12.......................     100,000      107,750
      7.750%, due 12/15/12.......................     175,000      184,188
     Caesars Entertainment, Inc. 8.125%,
       due 05/15/11..............................     300,000      332,625
     Domino's, Inc. 8.250%, due 07/01/11.........     128,000      134,400
     HMH Properties, Inc., Series B 7.875%,
       due 08/01/08..............................      28,000       28,455
     Interline Brands, Inc. 11.500%,
       due 05/15/11..............................     146,000      163,520
     Intrawest Corp. 7.500%, due 10/15/13........     275,000      279,812
     Kerzner International, Ltd. 6.750%,
       due 10/01/15 (144A)(b)....................     300,000      293,250
     Landry's Restaurants, Inc., Series B 7.500%,
       due 12/15/14..............................     225,000      211,500
     Majestic Star Casino LLC/ Majestic Star
       Casino Capital Corp. II 9.750%, due
       01/15/11 (144A)(b)........................     100,000      101,250
     Mandalay Resort Group
      9.500%, due 08/01/08.......................     125,000      136,094
      9.375%, due 02/15/10.......................      18,000       19,800
      8.500%, due 09/15/10.......................     150,000      163,313
     Series B 10.250%, due 08/01/07..............     550,000      589,187
     MGM MIRAGE, Inc. 9.750%,
       due 06/01/07..............................     500,000      529,375
     MTR Gaming Group, Inc., Series B 9.750%,
       due 04/01/10..............................     225,000      241,312
     Park Place Entertainment Corp. 7.875%,
       due 03/15/10..............................     275,000      297,000
     Royal Caribbean Cruises, Ltd. 8.000%,
       due 05/15/10..............................     175,000      190,945
     San Pasqual Casino 8.000%, due 09/15/13
       (144A)(b).................................     200,000      204,000
     Starwood Hotels & Resorts Worldwide, Inc.
      7.375%, due 05/01/07.......................     350,000      358,750
      7.875%, due 05/01/12.......................     100,000      110,750
     Station Casinos, Inc.
      6.000%, due 04/01/12.......................     125,000      125,313
      6.500%, due 02/01/14.......................     200,000      203,000

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14............... $   225,000 $    219,937
                                                              ------------
                                                                 5,443,214
                                                              ------------
      HOUSEHOLD PRODUCTS - 4.0%
      ALH Finance LLC/ALH Finance Corp.
        8.500%, due 01/15/13.....................     375,000      355,312
      American Achievement Corp. 8.250%,
        due 04/01/12.............................     175,000      178,500
      Ames True Temper, Inc. 10.000%,
        due 07/15/12.............................     300,000      237,000
      Church & Dwight Co., Inc. 6.000%,
        due 12/15/12.............................     250,000      247,500
      Glenoit Corp. 11.000%,
        due 04/15/07(d)(e)(g)(h).................      50,000            0
      Jarden Corp. 9.750%, due 05/01/12..........     225,000      232,875
      Norcraft Cos. LP/Norcraft Finance Corp.
        9.000%, due 11/01/11.....................     150,000      156,000
      Norcraft Holdings LP/Norcraft Capital Corp.
        0.000%/ 9.750%, due 09/01/12(a)..........     425,000      303,875
      Playtex Products, Inc. 9.375%,
        due 06/01/11.............................     325,000      342,063
      Sealy Mattress Co. 8.250%,
        due 06/15/14.............................     175,000      181,125
      Simmons Co.
        7.875%, due 01/15/14.....................     150,000      139,500
       0.000%/10.000%, due 12/15/14
         (144A)(a)(b)............................     275,000      149,875
      Spectrum Brands, Inc.
       8.500%, due 10/01/13......................     100,000       87,750
       7.375%, due 02/01/15......................     400,000      336,000
      Visant Holding Corp. 0.000%/ 10.250%,
        due 12/01/13.............................     550,000      409,750
                                                              ------------
                                                                 3,357,125
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 2.3%
      Aearo Co. I 8.250%, due 04/15/12...........     325,000      331,500
      Amsted Industries, Inc. 10.250%,
        due 10/15/11 (144A)(b)...................     100,000      107,500
      Da-Lite Screen Co., Inc. 9.500%,
        due 05/15/11.............................     250,000      263,750
      Koppers, Inc. 9.875%, due 10/15/13.........     150,000      163,500
      Neenah Co.
        11.000%, due 09/30/10 (144A)(b)..........     191,000      210,100
       13.000%, due 09/30/13 (144A)(b)...........     159,574      163,563
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B 9.875%, due
        08/15/11.................................     250,000      258,750
      Reddy Ice Holdings, Inc. 0.0000%/
        10.500%, due 11/01/12
        (144A)(a)(b).............................     325,000      260,000

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - CONTINUED
       Ryerson Tull, Inc. 9.125%,
         due 07/15/06........................... $   150,000 $    152,813
                                                             ------------
                                                                1,911,476
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.2%
       FTD, Inc. 7.750%, due 02/15/14...........     194,000      193,030
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%
       K2, Inc. 7.375%, due 07/01/14............     175,000      175,000
       Knowledge Learning Center, Inc. 7.750%,
         due 02/01/15 (144A)(b).................     400,000      382,000
                                                             ------------
                                                                  557,000
                                                             ------------
       MACHINERY - 0.4%
       Case New Holland, Inc. 9.250%,
         due 08/01/11...........................     275,000      295,625
       Clark Material Handling Company, Series D
         10.750%, due 11/15/06(d)(g)............     150,000            0
       Columbus McKinnon Corp. 10.000%,
         due 08/01/10...........................      33,000       36,713
                                                             ------------
                                                                  332,338
                                                             ------------
       MEDIA - 9.0%
       CBD Media Holdings LLC 9.250%,
         due 07/15/12...........................     425,000      427,125
       CCH I Holdings LLC 9.920%, due 04/01/14
         (144A)(b)..............................     210,000      120,750
       CCH I LLC 11.000%, due 10/01/15
         (144A)(b)..............................     167,000      141,115
       Charter Communications Holdings II LLC/
         Charter Communications Holdings II
         Capital Corp. 10.250%, due 09/15/10....     500,000      500,000
       CSC Holdings, Inc., Senior Notes 7.875%,
         due 12/15/07...........................     375,000      383,437
       Dex Media East LLC/Dex Media East Finance
         Co. 12.125%, due 11/15/12..............     276,000      324,300
       Dex Media West LLC/Dex Media Finance
         Co., Series B 9.875%, due 08/15/13.....     488,000      544,120
       Dex Media, Inc. 0.000%/9.000%,
         due 11/15/13(a)........................     500,000      400,000
       DirecTV Holdings LLC/DirectTV Financing
         Co. 8.375%, due 03/15/13...............     211,000      227,880
        6.375%, due 06/15/15....................     175,000      171,938
       EchoStar DBS Corp.
         5.750%, due 10/01/08...................     225,000      221,625
        6.375%, due 10/01/11....................     200,000      193,500
        6.625%, due 10/01/14....................     100,000       96,375
       Emmis Communications Corp. 10.366%,
         due 06/15/12(c)........................     125,000      126,094
       Houghton Mifflin Co. 0.000%/ 11.500%,
         due 10/15/13(a)........................     375,000      296,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       IESY Repository GMBH 10.375%,
         due 02/15/15 (144A)(b)................. $   400,000 $    418,000
       Kabel Deutschland GMBH 10.625%,
         due 07/01/14 (144A)(b).................     550,000      581,625
       LIN Television Corp. 6.500%,
         due 05/15/13...........................     275,000      265,031
       LodgeNet Entertainment Corp. 9.500%,
         due 06/15/13...........................     175,000      191,187
       Majestic Star Casino LLC 9.500%,
         due 10/15/10...........................      50,000       52,875
       NBC Aquisition Corp. 0.000%/ 11.000%,
         due 03/15/13(a)........................     175,000      129,938
       Nebraska Book Co., Inc. 8.625%,
         due 03/15/12...........................     200,000      185,000
       PRIMEDIA, Inc. 8.875%, due 05/15/11......     200,000      185,500
       Rainbow National Services LLC 10.375%,
         due 09/01/14 (144A)(b).................     325,000      365,625
       Reader's Digest Association, Inc. 6.500%,
         due 03/01/11...........................     200,000      196,500
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11...........................     225,000      237,937
       Videotron Ltee 6.375%, due 12/15/15
         (144A)(b)..............................     175,000      174,781
       XM Satellite Radio, Inc. 12.000%,
         due 06/15/10...........................      82,000       92,455
       Yell Finance BV
         10.750%, due 08/01/11..................      97,000      105,245
        0.000%/13.500%, due 08/01/11(a).........     179,000      184,818
                                                             ------------
                                                                7,541,026
                                                             ------------
       METALS & MINING - 1.3%
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(a)........     150,000      136,500
       Series B 0.000%/12.000%,
         due 06/01/13(a)........................     275,000      239,250
       Hawk Corp. 8.750%, due 11/01/14..........     200,000      203,000
       Mueller Group, Inc. 10.000%,
         due 05/01/12...........................     175,000      186,812
       Republic Technologies International LLC/
         RTI Capital Corp. 13.750%,
         due 07/15/09(d)(e)(g)..................     150,000            0
       United States Steel Corp. 9.750%,
         due 05/15/10...........................     210,000      229,425
       Valmont Industries, Inc. 6.875%,
         due 05/01/14...........................     100,000      101,250
                                                             ------------
                                                                1,096,237
                                                             ------------
       OFFICE FURNISHING & SUPPLIES - 1.2%
       Danka Business Systems Plc 11.000%,
         due 06/15/10...........................     125,000      106,875

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OFFICE FURNISHING & SUPPLIES - CONTINUED
      Tempur-Pedic, Inc./Tempur Production
        USA, Inc. 10.250%, due 08/15/10.......... $   135,000 $    146,644
      Xerox Corp.
        9.750%, due 01/15/09.....................     450,000      500,062
       7.625%, due 06/15/13......................     225,000      238,500
                                                              ------------
                                                                   992,081
                                                              ------------
      OIL & GAS - 6.2%
      Atlas Pipeline Partners, L.P. 8.125%,
        due 12/15/15 (144A)(b)...................     100,000      101,375
      Chesapeake Energy Corp. 6.875%,
        due 11/15/20 (144A)(b)...................     400,000      407,000
      El Paso Corp.
       6.950%, due 12/15/07......................     175,000      177,844
       6.750%, due 05/15/09......................     225,000      224,437
       8.050%, due 10/15/30......................     150,000      153,750
       7.800%, due 08/01/31......................     275,000      275,687
      El Paso Production Holding Co. 7.750%,
        due 06/01/13.............................     175,000      182,438
      Grant Prideco, Inc. 6.125%, due 08/15/15
        (144A)(b)................................      75,000       75,188
      Holly Energy Partners, L.P. 6.250%,
        due 03/01/15.............................     300,000      292,125
      Lone Star Technologies, Inc., Series B
        9.000%, due 06/01/11.....................      50,000       52,750
      Pacific Energy Partners LP / Pacific Energy
        Finance Corp. 6.250%, due 09/15/15
        (144A)(b)................................     175,000      173,250
      Pacific Energy Partners LP/Pacific Energy
        Finance Corp. 7.125%, due 06/15/14.......     175,000      181,125
      Pogo Producing Co.
        6.625%, due 03/15/15.....................     150,000      147,000
       6.875%, due 10/01/17 (144A)(b)............      75,000       73,500
      PSEG Energy Holdings LLC 8.625%,
        due 02/15/08.............................     200,000      209,000
      Range Resources Corp.
        7.375%, due 07/15/13.....................     200,000      208,000
       6.375%, due 03/15/15......................     125,000      123,125
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.................................     125,000      127,658
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)................................     200,000      205,500
      Swift Energy Co. 9.375%, due 05/01/12......     250,000      270,000
      Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      161,372
       8.375%, due 06/15/32......................     450,000      512,822
      Transcontinental Gas Pipe Line Corp.,
        Series B 8.875%, due 07/15/12............     150,000      172,500
      Williams Companies, Inc.
       7.625%, due 07/15/19......................     200,000      215,500
       7.875%, due 09/01/21......................     425,000      462,187
                                                              ------------
                                                                 5,185,133
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.9%
        Abitibi-Consolidated, Inc. 8.375%,
          due 04/01/15......................... $   275,000 $    264,687
        Boise Cascade LLC
          7.025%, due 10/15/12(c)..............      75,000       73,500
         7.125%, due 10/15/14..................     100,000       93,750
        Georgia-Pacific Corp. 7.500%,
          due 05/15/06.........................     500,000      505,625
        Mercer International, Inc. 9.250%,
          due 02/15/13.........................     275,000      233,063
        Newpage Corp. 12.000%, due 05/01/13....     300,000      277,500
        Tembec Industries, Inc. 8.500%,
          due 02/01/11.........................     200,000      112,000
                                                            ------------
                                                               1,560,125
                                                            ------------
        REAL ESTATE - 1.2%
        CB Richard Ellis Services, Inc. 9.750%,
          due 05/15/10.........................     114,000      124,830
        Host Marriott LP
          7.125%, due 11/01/13.................     325,000      339,625
         6.375%, due 03/15/15..................     100,000      100,250
        Ventas Realty LP/Ventas Capital Corp.
         6.625%, due 10/15/14..................     250,000      256,875
         7.125%, due 06/01/15..................      75,000       79,125
         6.500%, due 06/01/16 (144A)(b)........     100,000      101,000
                                                            ------------
                                                               1,001,705
                                                            ------------

        RETAIL - MULTILINE - 2.5%
        Affinity Group, Inc.
          9.000%, due 02/15/12.................     150,000      150,563
         10.875%, due 02/15/12(f)..............     234,583      229,012
        Couche Tard U.S. LP/Couche-Tard Finance
          Corp. 7.500%, due 12/15/13...........     350,000      362,250
        EPL Finance Corp. 11.750%, due 11/15/13
          (144A)(b)............................     175,000      175,219
        J.C. Penney Co., Inc.
          7.600%, due 04/01/07.................      50,000       51,625
         9.000%, due 08/01/12..................     476,000      562,424
        R.H. Donnelley, Inc. 10.875%,
          due 12/15/12.........................     275,000      311,437
        SGS International, Inc. 12.000%,
          due 12/15/13 (144A)(b)...............     250,000      251,661
                                                            ------------
                                                               2,094,191
                                                            ------------
        RETAIL - SPECIALTY - 1.0%
        AmeriGas Partners, L.P. 7.250%,
          due 05/20/15.........................     175,000      179,375
        General Nutrition Centers, Inc. 8.500%,
          due 12/01/10.........................     200,000      173,000
        True Temper Sports, Inc. 8.375%,
          due 09/15/11.........................     350,000      316,750
        United Auto Group, Inc. 9.625%,
          due 03/15/12.........................     200,000      211,500
                                                            ------------
                                                                 880,625
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Freescale Semiconductor, Inc. 7.125%,
         due 07/15/14.......................... $   200,000 $    214,000
       MagnaChip Semiconductor 8.000%,
         due 12/15/14..........................     175,000      168,000
                                                            ------------
                                                                 382,000
                                                            ------------
       SOFTWARE - 1.0%
       SS&C Technologies, Inc. 11.750%,
         due 12/01/13 (144A)(b)................     200,000      206,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13 (144A)(b).........     350,000      364,000
        10.250%, due 08/15/15 (144A)(b)........     275,000      276,375
                                                            ------------
                                                                 846,375
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.2%
       Alaska Communications Systems Holdings,
         Inc. 9.875%, due 08/15/11.............     163,000      178,077
       AT&T Corp. 9.750%, due 11/15/31.........     675,000      850,398
       Centennial Communications Corp.
         10.000%, due 01/01/13 (144A)(b).......     100,000      101,500
       Cincinnati Bell, Inc. 7.250%,
         due 07/15/13..........................     250,000      261,250
       Citizens Communications Co.
         9.250%, due 05/15/11..................      75,000       83,063
        6.250%, due 01/15/13...................     150,000      145,875
        9.000%, due 08/15/31...................     200,000      203,500
       Inmarsat Finance II PLC 0.000%/ 10.375%,
         due 11/15/12(a).......................     125,000      104,844
       Inmarsat Finance PLC 7.625%,
         due 06/30/12..........................      32,000       33,160
       Intelsat Bermuda, Ltd.
         8.695%, due 01/15/12 (144A)(b)(c).....     225,000      229,781
        8.625%, due 01/15/15 (144A)(b).........     175,000      177,625
       MCI, Inc. 8.735%, due 05/01/14..........     400,000      443,500
       New Skies Satellites NV 9.125%,
         due 11/01/12..........................     175,000      187,906
       Nextel Communications, Inc., Series D
         7.375%, due 08/01/15..................     575,000      607,282
       PanAmSat Corp. 9.000%, due 08/15/14.....     163,000      171,558
       PanAmSat Holding Corp. .000%/ 10.375%,
         due 11/01/14(a).......................     700,000      493,500
       Qwest Corp. 8.875%, due 03/15/12........   1,200,000    1,359,000
       Rogers Wireless Communications, Inc.
         6.375%, due 03/01/14..................     775,000      780,812
       U.S. Unwired, Inc., Series B 10.000%,
         due 06/15/12..........................     200,000      226,000
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15..................     225,000      236,250
                                                            ------------
                                                               6,874,881
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10............................. $   175,000 $    154,875
      INVISTA 9.250%, due 05/01/12
        (144A)(b)................................     250,000      268,125
      Warnaco, Inc. 8.875%, due 06/15/13.........     175,000      189,438
                                                              ------------
                                                                   612,438
                                                              ------------
      TRANSPORTATION - 0.7%
      Holt Group, Inc. 9.750%,
        due 01/15/06(d)(e)(g)....................     100,000            0
      Petroleum Helicopters, Inc., Series B
        9.375%, due 05/01/09.....................     150,000      158,813
      Stena AB
        9.625%, due 12/01/12.....................     250,000      272,812
       7.500%, due 11/01/13......................     150,000      144,750
                                                              ------------
                                                                   576,375
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $79,726,403)                                        80,493,141
                                                              ------------

      CONVERTIBLE BONDS - 0.1%
      ENTERTAINMENT - 0.1%
      Magna Entertainment Corp. 7.250%,
        due 12/15/09 (Cost - $123,763)...........     125,000      129,219
                                                              ------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.*(e)(g)..............................          45       14,352
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings,
        Inc.*(e)(g)(h)...........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc., EIS........................       5,715       82,982
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc.*.................................         710       48,337
      Viatel Holding Bermuda, Ltd.*..............       1,237           49
                                                              ------------
                                                                    48,386
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              145,720
                                                              ------------

      PREFERRED STOCK - 0.2%
      RETAIL - SPECIALTY - 0.2%
      GNC Corp.*(f) (Cost - $201,200)............         200      164,500
                                                              ------------

      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A, expires 04/30/11*(e)(g)........          26        3,211
      General Chemical Industrial Products, Inc.,
        Series B, expires 04/30/11*(e)(g)........          19            0
                                                              ------------
                                                                     3,211
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions PLC Corp. expires
        10/01/13*(e)(h)(144A)......................        100 $     2,000
                                                               -----------
      CONTAINERS & PACKAGING - 0.0%
      Pliant Corp. expires
        06/01/10*(e)(g)(h).........................        100           1
                                                               -----------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)...............................        901           0
                                                               -----------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires
        10/15/11*(g)(h)(144A)......................         75           1
      XM Satellite Radio Holdings, Inc., - Class A,
        expires 03/15/10*..........................        125       5,750
                                                               -----------
                                                                     5,751
                                                               -----------
      METALS & MINING - 0.1%
      ACP Holding Co. expires
        09/30/13*(g)(h)(144A)......................     30,652      59,005
                                                               -----------
      Total Warrants
      (Cost $105,554)                                               69,968
                                                               -----------
      SHORT-TERM INVESTMENT - 1.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at $1,444,321 on
        01/03/06 collateralized by 1,060,000
        U.S. Treasury Bond 8.125 due 08/15/19
        with a value of $1,474,725. 2.000%, due
        01/03/06 (Cost - $1,444,000)............... $1,444,000   1,444,000
                                                               -----------

      TOTAL INVESTMENTS - 98.1%
      (Cost $82,189,145)                                        82,446,548

      Other Assets and Liabilities (net) - 1.9%                  1,557,267
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $84,003,815
                                                               ===========

* Non-income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be liquid under the guidlines established by the Board of Trustees. These securities represent in the aggregate 14.65% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Illiquid securities. Representing in the aggregate 0.0% of net assets.

(h) Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Federated High Yield Portfolio may not invest more than 15% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2005 these securities represent 0.1% of net assets.

The following table summarizes the credit composition of the portfolio holdings of the Federated High Yield Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.80%
                           BBB                             0.59
                           BB                             26.53
                           B                              58.66
                           Below B                        11.41
                           Equities/Other                  1.01
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.4%
          AEROSPACE & DEFENSE - 1.7%
          Northrop Grumman Corp..................  7,834 $    470,902
                                                         ------------
          BANKS - 4.9%
          Bank of America Corp...................  6,800      313,820
          U.S. Bancorp........................... 16,300      487,207
          Wells Fargo & Co.......................  9,100      571,753
                                                         ------------
                                                            1,372,780
                                                         ------------
          BEVERAGES - 1.4%
          Coca-Cola Co........................... 10,000      403,100
                                                         ------------
          CHEMICALS - 0.8%
          PPG Industries, Inc....................  3,700      214,230
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Pitney Bowes, Inc......................  6,700      283,075
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 1.0%
          Motorola, Inc.......................... 12,100      273,339
                                                         ------------
          COMPUTERS & PERIPHERALS - 2.0%
          Hewlett-Packard Co..................... 14,700      420,861
          International Business Machines Corp...  1,600      131,520
                                                         ------------
                                                              552,381
                                                         ------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc.......  7,500      278,175
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          Xerox Corp.*........................... 14,400      210,960
                                                         ------------
          FINANCIAL - DIVERSIFIED - 16.1%
          Capital One Financial Corp.............  6,400      552,960
          Fannie Mae.............................  9,100      444,171
          Freddie Mac............................ 16,100    1,052,135
          Goldman Sachs Group, Inc. (The)........  2,700      344,817
          JPMorgan Chase & Co.................... 11,000      436,590
          MBNA Corp.............................. 13,600      369,240
          Merrill Lynch & Co., Inc...............  9,400      636,662
          Morgan Stanley......................... 12,600      714,924
                                                         ------------
                                                            4,551,499
                                                         ------------
          FOOD & DRUG RETAILING - 2.5%
          Albertson's, Inc....................... 15,400      328,790
          SUPERVALU, Inc......................... 11,700      380,016
                                                         ------------
                                                              708,806
                                                         ------------
          FOOD PRODUCTS - 2.4%
          Smithfield Foods, Inc.*................  9,300      284,580
          Tyson Foods, Inc., - Class A........... 23,400      400,140
                                                         ------------
                                                              684,720
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 4.5%
          AmerisourceBergen Corp................. 10,200      422,280
          HCA, Inc...............................  8,300      419,150
          McKesson Corp..........................  8,300      428,197
                                                         ------------
                                                            1,269,627
                                                         ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.1%
       McDonald's Corp............................... 17,500 $    590,100
                                                             ------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       Tyco International, Ltd....................... 19,991      576,940
                                                             ------------
       INSURANCE - 12.5%
       ACE, Ltd...................................... 14,900      796,256
       Allstate Corp. (The).......................... 15,800      854,306
       American International Group, Inc............. 10,900      743,707
       Aon Corp......................................  9,700      348,715
       Hartford Financial Services Group, Inc........  3,300      283,437
       Nationwide Financial Services, Inc., - Class A  6,400      281,600
       XL Capital, Ltd., - Class A...................  3,200      215,616
                                                             ------------
                                                                3,523,637
                                                             ------------
       IT CONSULTING & SERVICES - 1.8%
       Computer Sciences Corp.*......................  7,500      379,800
       Unisys Corp.*................................. 21,800      127,094
                                                             ------------
                                                                  506,894
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.3%
       Mattel, Inc................................... 23,300      368,606
                                                             ------------
       MACHINERY - 2.4%
       Deere & Co....................................  2,300      156,653
       Eaton Corp....................................  4,500      301,905
       Illinois Tool Works, Inc......................  2,600      228,774
                                                             ------------
                                                                  687,332
                                                             ------------
       MEDIA - 6.6%
       CCE Spinco, Inc.*.............................  1,987       26,030
       Clear Channel Communications, Inc............. 15,900      500,055
       Gannett Co., Inc..............................  7,100      430,047
       Interpublic Group of Cos., Inc.*.............. 30,700      296,255
       Time Warner, Inc.............................. 35,600      620,864
                                                             ------------
                                                                1,873,251
                                                             ------------
       OIL & GAS - 11.8%
       BP Plc, (ADR).................................  7,200      462,384
       Chevron Corp.................................. 14,602      828,955
       ConocoPhillips................................  8,200      477,076
       Exxon Mobil Corp.............................. 15,300      859,401
       Marathon Oil Corp.............................  6,000      365,820
       NiSource, Inc................................. 15,600      325,416
                                                             ------------
                                                                3,319,052
                                                             ------------
       PHARMACEUTICALS - 3.4%
       Johnson & Johnson.............................  6,000      360,600
       Pfizer, Inc................................... 25,400      592,328
                                                             ------------
                                                                  952,928
                                                             ------------
       RETAIL - MULTILINE - 0.8%
       Dollar General Corp........................... 11,200      213,584
                                                             ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          RETAIL - SPECIALTY - 1.5%
          Gap, Inc. (The)........................ 15,200 $    268,128
          Home Depot, Inc. (The).................  3,500      141,680
                                                         ------------
                                                              409,808
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Applied Materials, Inc................. 11,700      209,898
          Intel Corp............................. 14,700      366,912
                                                         ------------
                                                              576,810
                                                         ------------
          SOFTWARE - 0.8%
          BMC Software, Inc.*.................... 10,800      221,292
                                                         ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.0%
          ALLTEL Corp............................  6,200      391,220
          AT&T, Inc.*............................ 25,200      617,148
          Sprint Nextel Corp..................... 12,300      287,328
          Verizon Communications, Inc............ 13,650      411,138
                                                         ------------
                                                            1,706,834
                                                         ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
          Vodafone Group Plc, (ADR).............. 13,100      281,257
                                                         ------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.8%
          Jones Apparel Group, Inc...............  7,100      218,112
                                                         ------------
          TOBACCO - 2.6%
          Altria Group, Inc......................  9,900      739,728
                                                         ------------
          Total Common Stocks
          (Cost $25,495,476)                               28,039,759
                                                         ------------

               -----------------------------------------------------
               SECURITY                                    VALUE
               DESCRIPTION                     SHARES     (NOTE 2)
               -----------------------------------------------------

               ESCROWED SHARES - 0.0%
               ESC Seagate Technology (a)(b)
                 (Cost - $0).................. $10,300   $         0
                                                         -----------

               TOTAL INVESTMENTS - 99.4%
               (Cost $25,495,476)                         28,039,759

               Other Assets and Liabilities (net) - 0.6%     167,818
                                                         -----------

               TOTAL NET ASSETS - 100.0%                 $28,207,577
                                                         ===========

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            COMMON STOCKS - 98.6%
            AEROSPACE & DEFENSE - 2.2%
            Boeing Co. (The).................  21,200 $   1,489,088
            L-3 Communications Holdings, Inc.  32,300     2,401,505
            United Technologies Corp.........  34,300     1,917,713
                                                      -------------
                                                          5,808,306
                                                      -------------
            BANKS - 1.0%
            Wells Fargo & Co.................  42,200     2,651,426
                                                      -------------
            BEVERAGES - 1.4%
            Hansen Natural Corp.*............  48,800     3,845,928
                                                      -------------
            BIOTECHNOLOGY - 9.5%
            Amgen, Inc.*.....................  46,100     3,635,446
            Biogen Idec, Inc.*............... 131,000     5,938,230
            Genentech, Inc.*.................  53,200     4,921,000
            Gilead Sciences, Inc.*........... 154,800     8,147,124
            United Therapeutics Corp.*.......  37,400     2,585,088
                                                      -------------
                                                         25,226,888
                                                      -------------
            BUILDING MATERIALS - 2.1%
            Building Material Holding Corp...  83,601     5,702,424
                                                      -------------
            BUILDING PRODUCTS - 2.5%
            Ryland Group, Inc. (The).........  90,200     6,506,126
                                                      -------------
            CHEMICALS - 0.4%
            Dow Chemical Co..................  27,100     1,187,522
                                                      -------------
            COMPUTERS & PERIPHERALS - 8.9%
            Apple Computer, Inc.*............ 135,100     9,712,339
            Dell, Inc.*......................  83,900     2,516,161
            Hewlett-Packard Co............... 267,200     7,649,936
            Western Digital Corp.*........... 202,000     3,759,220
                                                      -------------
                                                         23,637,656
                                                      -------------
            ELECTRIC UTILITIES - 0.6%
            TXU Corp.........................  34,000     1,706,460
                                                      -------------
            FINANCIAL - DIVERSIFIED - 1.3%
            American Express Co..............  56,000     2,881,760
            Golden West Financial Corp.......   9,200       607,200
                                                      -------------
                                                          3,488,960
                                                      -------------
            FOOD & DRUG RETAILING - 1.6%
            CVS Corp.........................  43,800     1,157,196
            Walgreen Co......................  72,700     3,217,702
                                                      -------------
                                                          4,374,898
                                                      -------------
            FOOD PRODUCTS - 4.2%
            General Mills, Inc...............  80,800     3,985,056
            Kellogg Co.......................  22,800       985,416
            Seabord Corp.....................   1,410     2,130,510
            Whole Foods Market, Inc..........  51,800     4,008,802
                                                      -------------
                                                         11,109,784
                                                      -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
            Stryker Corp.....................  25,800     1,146,294
                                                      -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 5.6%
         Aetna, Inc.............................  83,200 $   7,846,592
         Community Health Systems, Inc.*........  45,200     1,732,968
         UnitedHealth Group, Inc................  85,300     5,300,542
                                                         -------------
                                                            14,880,102
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Penn National Gaming, Inc.*............ 147,600     4,863,420
                                                         -------------
         HOUSEHOLD DURABLES - 8.5%
         D.R. Horton, Inc....................... 210,700     7,528,311
         KB HOME................................  94,500     6,866,370
         Lennar Corp. - Class A................. 113,000     6,895,260
         Procter & Gamble Co....................  22,175     1,283,489
                                                         -------------
                                                            22,573,430
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.4%
         General Electric Co.................... 178,800     6,266,940
                                                         -------------
         INSURANCE - 4.9%
         Chubb Corp. (The)......................  16,000     1,562,400
         CIGNA Corp.............................  12,000     1,340,400
         Fidelity National Financial, Inc....... 106,000     3,899,740
         MGIC Investment Corp...................  15,900     1,046,538
         Radian Group Inc.......................  86,500     5,068,035
                                                         -------------
                                                            12,917,113
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.5%
         Google, Inc., - Class A*...............   5,100     2,115,786
         McAfee, Inc.*.......................... 164,400     4,460,172
         Websense, Inc.*........................  39,700     2,605,908
                                                         -------------
                                                             9,181,866
                                                         -------------
         IT CONSULTING & SERVICES - 0.7%
         Cognizant Technology Solutions Corp. -
           Class A*.............................  35,900     1,807,565
                                                         -------------
         MACHINERY - 4.4%
         Deere & Co.............................  77,200     5,258,092
         Joy Global, Inc........................ 160,250     6,410,000
                                                         -------------
                                                            11,668,092
                                                         -------------
         METALS & MINING - 2.0%
         Allegheny Technologies, Inc............  26,900       970,552
         Cleveland-Cliffs, Inc..................   5,800       513,706
         Phelps Dodge Corp......................   3,700       532,319
         Precision Castparts Corp...............  26,800     1,388,508
         Quanex Corp............................  40,100     2,003,797
                                                         -------------
                                                             5,408,882
                                                         -------------
         OIL & GAS - 3.7%
         Devon Energy Corp......................  33,700     2,107,598
         Frontier Oil Corp......................  23,700       889,461
         Sunoco, Inc............................  49,500     3,879,810
         Valero Energy Corp.....................  59,400     3,065,040
                                                         -------------
                                                             9,941,909
                                                         -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            PHARMACEUTICALS - 2.7%
            Johnson & Johnson................. 120,300 $   7,230,030
                                                       -------------
            RETAIL - MULTILINE - 1.7%
            Costco Wholesale Corp.............  17,100       845,937
            Wal-Mart Stores, Inc..............  77,200     3,612,960
                                                       -------------
                                                           4,458,897
                                                       -------------
            RETAIL - SPECIALTY - 0.1%
            Nordstrom, Inc....................   6,200       231,880
                                                       -------------
            ROAD & RAIL - 4.5%
            Burlington Northern Santa Fe Corp.  30,400     2,152,928
            CSX Corp..........................  55,100     2,797,427
            Norfolk Southern Corp............. 155,900     6,988,997
                                                       -------------
                                                          11,939,352
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.8%
            Cymer, Inc.*......................  49,900     1,771,949
            Intel Corp........................ 259,500     6,477,120
            Marvell Technology Group Ltd.*.... 111,100     6,231,599
            MEMC Electronic Materials, Inc.*..  37,300       826,941
            NVIDIA Corp.*.....................  22,700       829,912
            SiRF Technology Holdings, Inc.*...  69,000     2,056,200
            Texas Instruments, Inc............ 161,000     5,163,270
                                                       -------------
                                                          23,356,991
                                                       -------------
            SOFTWARE - 4.5%
            Activision, Inc.*................. 123,433     1,695,970
            Autodesk, Inc..................... 125,400     5,385,930
            Microsoft Corp.................... 122,500     3,203,375
            Quest Software, Inc.*............. 123,124     1,796,379
                                                       -------------
                                                          12,081,654
                                                       -------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
      Qwest Communications International,
        Inc.*....................................    182,600 $   1,031,690
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      NII Holdings, Inc.*........................     16,900       738,192
                                                             -------------
      TOBACCO - 2.0%
      Altria Group, Inc..........................     71,400     5,335,008
                                                             -------------
      Total Common Stocks
      (Cost $249,864,842)                                      262,305,685
                                                             -------------
      SHORT-TERM INVESTMENT - 0.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05, at 2.000% to
        be repurchased at $2,304,512 on
        01/03/06 collateralized by 1,690,000 U.S.
        Treasury Bond at 8.125% due 08/15/19
        with a value of $2,351,213
        (Cost - $2,304,000)...................... $2,304,000     2,304,000
                                                             -------------

      TOTAL INVESTMENTS - 99.5%
      (Cost $252,168,842)                                      264,609,685

      Other Assets and Liabilities (Net) - 0.5%                  1,250,057
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 265,859,742
                                                             =============

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         INVESTMENT COMPANY SECURITIES - 100.8%
         AIM Capital Appreciation Portfolio.........    203 $    2,352
         Capital Appreciation Fund*.................  9,828    769,347
         Disciplined Mid Cap Stock Portfolio........    581     12,766
         Equity Income Portfolio.................... 38,833    686,574
         Large Cap Portfolio........................ 11,851    179,428
         Mondrian International Stock Portfolio..... 81,225  1,015,314
         Mercury Large Cap Portfolio................  3,580     36,300
         MFS Mid Cap Growth Portfolio...............  1,920     15,534
         MFS Value Portfolio........................    439      5,467
         Pioneer Fund Portfolio..................... 91,764  1,169,987
         Pioneer Mid Value Portfolio................    328      3,538
         Small Cap Growth Portfolio.................  9,109    103,115
         Small Cap Value Portfolio..................  6,261     70,062
         Strategic Equity Portfolio.................  7,017    124,834
         Van Kampen Enterprise Portfolio............ 64,317    818,753
                                                            ----------
         Total Investment Company Securities
         (Cost $4,705,624)                                   5,013,371
                                                            ----------

         TOTAL INVESTMENTS - 100.8%
         (Cost $4,705,624)                                   5,013,371

         Other Assets and Liabilities (net) - (0.8)%           (39,269)
                                                            ----------

         TOTAL NET ASSETS - 100.0%                          $4,974,102
                                                            ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.8%
       AIM Capital Appreciation Portfolio............       4 $       49
       Capital Appreciation Fund*....................   4,033    315,725
       Convertible Securities Portfolio..............   4,932     58,439
       Disciplined Mid Cap Stock Portfolio...........     121      2,664
       Equity Income Portfolio.......................  12,426    219,692
       Federated High Yield Portfolio................  16,281    143,924
       High Yield Bond Trust*........................   4,398     44,152
       Large Cap Portfolio...........................   1,369     20,723
       Mercury Large Cap Core Portfolio..............     899      9,118
       MFS Mid Cap Growth Portfolio..................     584      4,728
       MFS Value Portfolio...........................     239      2,968
       Mondrian International Stock Portfolio........  15,836    197,949
       Money Market Portfolio*....................... 465,093    465,093
       Pioneer Fund Portfolio........................  10,240    130,558
       Pioneer Mid Cap Value Portfolio...............     395      4,262
       Pioneer Strategic Income Portfolio............  66,565    621,053
       Strategic Equity Portfolio....................     818     14,549
       Style Focus Series: Small Cap Growth Portfolio     509      5,758
       Style Focus Series: Small Cap Value Portfolio.   1,911     21,385
       Travelers Quality Bond Portfolio.............. 115,284  1,292,330
       U.S. Government Securities Portfolio..........  82,402  1,095,127
       Van Kampen Enterprise Portfolio...............   2,310     29,412
                                                              ----------
       Total Investment Company Securities
       (Cost $4,650,876)                                       4,699,658
                                                              ----------

       TOTAL INVESTMENTS - 100.8%
       (Cost $4,650,876)                                       4,699,658

       Other Assets and Liabilities (net) - (0.8)%               (38,293)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,661,365
                                                              ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 99.7%
      AIM Capital Appreciation Portfolio...........     3,414 $    39,639
      Capital Appreciation Fund*...................    31,782   2,487,894
      Convertible Securities Portfolio.............    56,524     669,805
      Disciplined Mid Cap Stock Portfolio..........       731      16,060
      Equity Income Portfolio......................   106,385   1,880,893
      Federated High Yield Portfolio...............    43,363     383,326
      High Yield Bond Trust*.......................     4,782      48,009
      Large Cap Portfolio..........................    79,969   1,210,726
      Mercury Large Cap Core Portfolio.............    13,808     140,016
      MFS Mid Cap Growth Portfolio.................     4,683      37,889
      MFS Value Portfolio..........................     3,537      44,005
      Mondrian International Stock Portfolio.......   216,544   2,706,794
      Money Market Portfolio*...................... 1,068,152   1,068,152
      Pioneer Fund Portfolio.......................   261,981   3,340,264
      Pioneer Mid Cap Value Portfolio..............       473       5,096
      Pioneer Strategic Income Portfolio...........   243,018   2,267,356
      Strategic Equity Portfolio...................    15,328     272,688
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,684     109,620
      Style Focus Series: Small Cap Value Portfolio    10,999     123,083
      Travelers Quality Bond Portfolio.............   119,495   1,339,543
      U.S. Government Securities Portfolio.........   209,933   2,790,011
      Van Kampen Enterprise Portfolio..............    74,514     948,565
                                                              -----------
      Total Investment Company Securities
      (Cost $21,348,152)                                       21,929,434
                                                              -----------

      TOTAL INVESTMENTS - 99.7%
      (Cost $21,348,152)                                       21,929,434

      Other Assets and Liabilities (net) - 0.3%                    73,622
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $22,003,056
                                                              ===========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                    SHARES     (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      AIM Capital Appreciation Portfolio...........       157 $     1,823
      Capital Appreciation Fund*...................    41,882   3,278,539
      Convertible Securities Portfolio.............    62,439     739,908
      Disciplined Mid Cap Stock Portfolio..........     1,507      33,101
      Equity Income Portfolio......................   142,116   2,512,615
      Federated High Yield Portfolio...............    23,995     212,116
      High Yield Bond Trust*.......................     3,766      37,806
      Large Cap Portfolio..........................    87,739   1,328,375
      Mercury Large Cap Core Portfolio.............     5,843      59,252
      MFS Mid Cap Growth Portfolio.................     3,917      31,690
      MFS Value Portfolio..........................     3,321      41,319
      Mondrian International Stock Portfolio.......   313,338   3,916,730
      Money Market Portfolio*...................... 1,232,952   1,232,952
      Pioneer Fund Portfolio.......................   349,208   4,452,396
      Pioneer Mid Cap Value Portfolio..............       949      10,230
      Pioneer Strategic Income Portfolio...........   278,553   2,598,899
      Strategic Equity Portfolio...................    16,944     301,442
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,341     105,740
      Style Focus Series: Small Cap Value Portfolio     5,327      59,605
      Travelers Quality Bond Portfolio.............    80,209     899,145
      U.S. Government Securities Portfolio.........   128,309   1,705,225
      Van Kampen Enterprise Portfolio..............   150,011   1,909,636
                                                              -----------
      Total Investment Company Securities
      (Cost $24,594,657)                                       25,468,544
                                                              -----------

      TOTAL INVESTMENTS - 100.0%
      (Cost $24,594,657)                                       25,468,544

      Other Assets and Liabilities (net) - 0.0%                    (5,997)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,462,547
                                                              ===========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.9%
       AIM Capital Appreciation Portfolio............     414 $    4,811
       Capital Appreciation Fund*....................   4,961    388,332
       Convertible Securities Portfolio..............   8,257     97,847
       Disciplined Mid Cap Stock Portfolio...........     279      6,119
       Equity Income Portfolio.......................  15,718    277,888
       Federated High Yield Portfolio................  11,639    102,886
       High Yield Bond Trust*........................   2,661     26,714
       Large Cap Portfolio...........................  10,391    157,316
       Mercury Large Cap Core Portfolio..............   1,789     18,144
       MFS Mid Cap Growth Portfolio..................     959      7,756
       MFS Value Portfolio...........................     206      2,568
       Mondrian International Stock Portfolio........  29,142    364,275
       Money Market Portfolio*....................... 211,322    211,322
       Pioneer Fund Portfolio........................  33,852    431,612
       Pioneer Mid Cap Value Portfolio...............     566      6,099
       Pioneer Strategic Income Portfolio............  48,628    453,698
       Strategic Equity Portfolio....................   2,520     44,831
       Style Focus Series: Small Cap Growth Portfolio   1,378     15,597
       Style Focus Series: Small Cap Value Portfolio.   2,387     26,710
       Travelers Quality Bond Portfolio..............  72,843    816,567
       U.S. Government Securities Portfolio..........  63,362    842,075
       Van Kampen Enterprise Portfolio...............   4,797     61,069
                                                              ----------
       Total Investment Company Securities
       (Cost $4,227,949)                                       4,364,236
                                                              ----------

       TOTAL INVESTMENTS - 100.9%
       (Cost $4,227,949)                                       4,364,236

       Other Assets and Liabilities (net) - (0.9%)               (37,785)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,326,451
                                                              ==========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 100.1%
          AEROSPACE & DEFENSE - 2.8%
          Lockheed Martin Corp.................  26,000 $   1,654,380
          Northrop Grumman Corp................   8,000       480,880
          Raytheon Co..........................  39,000     1,565,850
                                                        -------------
                                                            3,701,110
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*...........................  61,000     1,356,030
                                                        -------------
          AUTOMOBILES - 0.6%
          Ford Motor Co........................  93,000       717,960
                                                        -------------
          BANKS - 0.5%
          Bank of America Corp.................  13,000       599,950
                                                        -------------
          BEVERAGES - 1.2%
          Coca-Cola Co.........................  38,000     1,531,780
                                                        -------------
          BIOTECHNOLOGY - 3.0%
          Amgen, Inc.*.........................  30,000     2,365,800
          Gilead Sciences, Inc.*...............  29,000     1,526,270
                                                        -------------
                                                            3,892,070
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Fiserv, Inc.*........................  31,000     1,341,370
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 3.3%
          Cisco Systems, Inc.*................. 143,000     2,448,160
          Motorola, Inc........................  84,000     1,897,560
                                                        -------------
                                                            4,345,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Apple Computer, Inc.*................  26,000     1,869,140
          Dell, Inc.*..........................  66,000     1,979,340
          Hewlett-Packard Co...................  78,000     2,233,140
          International Business Machines Corp.   2,000       164,400
          NCR Corp.*...........................  35,000     1,187,900
                                                        -------------
                                                            7,433,920
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          Edison International.................  31,000     1,351,910
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
          Agilent Technologies, Inc.*..........  18,000       599,220
          Jabil Circuit, Inc.*.................   5,000       185,450
          Solectron Corp.*..................... 119,000       435,540
                                                        -------------
                                                            1,220,210
                                                        -------------
          FINANCIAL - DIVERSIFIED - 4.0%
          Charles Schwab Corp. (The)...........  96,000     1,408,320
          Goldman Sachs Group, Inc. (The)......  14,000     1,787,940
          JP Morgan Chase & Co.................   3,000       119,070
          Lehman Brothers Holdings, Inc........  13,000     1,666,210
          Principal Financial Group, Inc.......   5,000       237,150
                                                        -------------
                                                            5,218,690
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Pilgrim's Pride Corp.................  11,000       364,760
          Whole Foods Market, Inc..............  18,000     1,393,020
                                                        -------------
                                                            1,757,780
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       Becton, Dickinson & Co...................... 24,000 $   1,441,920
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 8.7%
       Aetna, Inc.................................. 17,000     1,603,270
       AmerisourceBergen Corp...................... 36,000     1,490,400
       Caremark Rx, Inc.*.......................... 30,000     1,553,700
       Express Scripts, Inc.*...................... 17,000     1,424,600
       HCA, Inc.................................... 30,000     1,515,000
       Humana, Inc.*...............................  3,000       162,990
       McKesson Corp............................... 28,000     1,444,520
       UnitedHealth Group, Inc..................... 35,000     2,174,900
                                                           -------------
                                                              11,369,380
                                                           -------------
       HOUSEHOLD DURABLES - 1.7%
       NVR, Inc.*..................................  2,000     1,404,000
       Procter & Gamble Co......................... 13,000       752,440
                                                           -------------
                                                               2,156,440
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.1%
       General Electric Co......................... 74,000     2,593,700
       Rockwell Automation, Inc.................... 24,000     1,419,840
                                                           -------------
                                                               4,013,540
                                                           -------------
       INSURANCE - 8.9%
       American International Group, Inc...........  4,000       272,920
       Aon Corp.................................... 40,000     1,438,000
       Chubb Corp. (The)........................... 15,000     1,464,750
       CIGNA Corp.................................. 13,000     1,452,100
       Loews Corp..................................  9,000       853,650
       Nationwide Financial Services, Inc., Class A 22,000       968,000
       Progressive Corp. (The)..................... 13,000     1,518,140
       Prudential Financial, Inc................... 24,000     1,756,560
       SAFECO Corp................................. 24,000     1,356,000
       UnumProvident Corp.......................... 23,000       523,250
                                                           -------------
                                                              11,603,370
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.9%
       McAfee, Inc.*............................... 44,000     1,193,720
                                                           -------------
       IT CONSULTING & SERVICES - 0.2%
       Computer Sciences Corp.*....................  6,000       303,840
       Enterasys Networks, Inc.*...................    259         3,439
                                                           -------------
                                                                 307,279
                                                           -------------
       MACHINERY - 1.0%
       ITT Industries, Inc......................... 13,000     1,336,660
                                                           -------------
       MEDIA - 1.3%
       Viacom, Inc., Class B....................... 53,000     1,727,800
                                                           -------------
       METALS & MINING - 3.4%
       Freeport-McMoRan Copper & Gold, Inc.,
         Class B................................... 27,000     1,452,600
       Nucor Corp.................................. 23,000     1,534,560
       Phelps Dodge Corp........................... 10,000     1,438,700
                                                           -------------
                                                               4,425,860
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             -----------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                     SHARES    (NOTE 2)
             -----------------------------------------------------

             OIL & GAS - 18.6%
             Amerada Hess Corp..............  11,000 $   1,395,020
             Anadarko Petroleum Corp........  17,000     1,610,750
             Apache Corp....................  16,000     1,096,320
             Burlington Resources, Inc......  19,000     1,637,800
             Chesapeake Energy Corp.........  42,000     1,332,660
             Chevron Corp...................  12,888       731,652
             ConocoPhillips.................  35,000     2,036,300
             Devon Energy Corp..............  25,000     1,563,500
             Exxon Mobil Corp...............  88,000     4,942,960
             Kerr-McGee Corp................  15,000     1,362,900
             Marathon Oil Corp..............  26,000     1,585,220
             Occidental Petroleum Corp......  20,000     1,597,600
             Sunoco, Inc....................  18,000     1,410,840
             Tesoro Corp....................   6,000       369,300
             Valero Energy Corp.............  31,000     1,599,600
                                                     -------------
                                                        24,272,422
                                                     -------------
             PHARMACEUTICALS - 5.7%
             Allergan, Inc..................  15,000     1,619,400
             Johnson & Johnson..............  50,000     3,005,000
             Pfizer, Inc.................... 121,000     2,821,720
                                                     -------------
                                                         7,446,120
                                                     -------------
             RETAIL - MULTILINE - 1.2%
             J.C. Penney Co., Inc...........  28,000     1,556,800
                                                     -------------
             RETAIL - SPECIALTY - 4.3%
             American Eagle Outfitters, Inc.   8,000       183,840
             Best Buy Co., Inc..............  30,000     1,304,400
             Chico's FAS, Inc.*.............  32,000     1,405,760
             Nordstrom, Inc.................  37,000     1,383,800
             Staples, Inc...................  62,000     1,408,020
                                                     -------------
                                                         5,685,820
                                                     -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
        Intel Corp.............................  115,000 $   2,870,400
        Lam Research Corp.*....................   37,000     1,320,160
        NVIDIA Corp.*..........................   38,000     1,389,280
        Texas Instruments, Inc.................   59,000     1,892,130
                                                         -------------
                                                             7,471,970
                                                         -------------
        SOFTWARE - 7.8%
        Autodesk, Inc..........................   32,000     1,374,400
        BEA Systems, Inc.*.....................  133,000     1,250,200
        Citrix Systems, Inc.*..................   19,000       546,820
        Computer Associates International, Inc.   44,090     1,242,897
        Intuit, Inc.*..........................   26,000     1,385,800
        Microsoft Corp.........................   49,000     1,281,350
        Oracle Corp.*..........................  130,000     1,587,300
        Red Hat, Inc.*.........................   54,000     1,470,960
                                                         -------------
                                                            10,139,727
                                                         -------------
        TOBACCO - 0.2%
        Altria Group, Inc......................    4,000       298,880
                                                         -------------
        Total Common Stocks
        (Cost $111,208,205)                                130,916,208
                                                         -------------
        ESCROWED SHARES - 0.0%
        ESC Seagate Technology (a)(b)*
          (Cost - $0).......................... $ 27,200             3
                                                         -------------

        TOTAL INVESTMENTS - 100.1%
        (Cost $111,208,205)                                130,916,211

        Other Assets and Liabilities (net) - (0.1)%            (87,506)
                                                         -------------

        TOTAL NET ASSETS - 100.0%                        $ 130,828,705
                                                         =============

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities representing in the aggregate 0.0% of net assets.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.1%
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington, Inc.  31,620 $   2,134,666
                                                            -------------
       AUTO COMPONENTS - 0.6%
       Gentex Corp................................. 101,000     1,969,500
                                                            -------------
       BANKS - 1.0%
       Commerce Bancorp, Inc....................... 101,200     3,482,292
                                                            -------------
       BIOTECHNOLOGY - 5.2%
       Gen-Probe, Inc.*............................  51,970     2,535,616
       Genzyme Corp.*..............................  61,550     4,356,509
       Gilead Sciences, Inc.*......................  93,510     4,921,431
       Human Genome Sciences, Inc.*................  63,000       539,280
       ImClone Systems, Inc.*......................  54,660     1,871,559
       MedImmune, Inc.*............................  88,180     3,088,064
                                                            -------------
                                                               17,312,459
                                                            -------------
       CHEMICALS - 1.0%
       Praxair, Inc................................  64,500     3,415,920
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 8.5%
       Alliance Data System Corp.*.................  99,420     3,539,352
       Apollo Group, Inc., - Class A*..............  79,700     4,818,662
       Bright Horizons Family Solutions, Inc.*.....  45,400     1,682,070
       Brink's Co. (The)...........................  42,100     2,017,011
       Corporate Executive Board Co................  68,790     6,170,463
       Employee Solutions, Inc.*(a)................     484             0
       ITT Educational Services, Inc.*.............  66,300     3,918,993
       Monster Worldwide, Inc.*....................  83,240     3,397,857
       Paychex, Inc................................  74,200     2,828,504
                                                            -------------
                                                               28,372,912
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 3.5%
       Comverse Technology, Inc.*.................. 134,060     3,564,655
       Juniper Networks, Inc.*..................... 362,700     8,088,210
                                                            -------------
                                                               11,652,865
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.1%
       M-Systems Flash Disk Pioneers, Ltd.*........  42,200     1,397,664
       SanDisk Corp.*..............................  92,100     5,785,722
                                                            -------------
                                                                7,183,386
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       FLIR Systems, Inc.*.........................  65,400     1,460,382
       Roper Industries, Inc.......................  87,620     3,461,866
                                                            -------------
                                                                4,922,248
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 4.2%
       BJ Services Co..............................  52,800     1,936,176
       GlobalSantaFe Corp..........................  80,550     3,878,482
       National-Oilwell Varco, Inc.*...............  84,400     5,291,880
       Noble Corp..................................  41,900     2,955,626
                                                            -------------
                                                               14,062,164
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 4.5%
        Chicago Mercantile Exchange Holdings, Inc.  13,800 $   5,071,362
        Investors Financial Services Corp.........  58,000     2,136,140
        Legg Mason, Inc...........................  42,580     5,096,400
        Nelnet, Inc., - Class A*..................  25,200     1,025,136
        SLM Corp..................................  31,700     1,746,353
                                                           -------------
                                                              15,075,391
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 10.8%
        Advanced Medical Optics, Inc.*............ 139,100     5,814,380
        C.R. Bard, Inc............................  50,600     3,335,552
        Cytyc Corp.*.............................. 186,890     5,275,905
        DENTSPLY International, Inc...............  70,750     3,798,567
        Fisher Scientific International, Inc.*....  59,993     3,711,167
        Millipore Corp.*..........................  79,250     5,233,670
        ResMed, Inc.*.............................  51,800     1,984,458
        St. Jude Medical, Inc.*...................  98,100     4,924,620
        Thoratec Corp.*........................... 103,490     2,141,208
                                                           -------------
                                                              36,219,527
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES - 2.5%
        Health Net, Inc.*.........................  88,900     4,582,795
        Laboratory Corp. of America Holdings *....  69,300     3,731,805
                                                           -------------
                                                               8,314,600
                                                           -------------

        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Cheesecake Factory, Inc.*................. 145,680     5,446,975
        International Game Technology............. 124,120     3,820,414
        RARE Hospitality International, Inc.*..... 115,100     3,497,889
        Station Casinos, Inc......................  25,500     1,728,900
                                                           -------------
                                                              14,494,178
                                                           -------------

        HOUSEHOLD DURABLES - 0.3%
        Tempur-Pedic International, Inc.*.........  99,800     1,147,700
                                                           -------------

        INSURANCE - 3.2%
        ACE, Ltd..................................  64,230     3,432,451
        Endurance Specialty Holdings, Ltd.........  77,300     2,771,205
        PartnerRe, Ltd............................  53,200     3,493,644
        Platinum Underwriters Holdings, Ltd.......  28,000       869,960
                                                           -------------
                                                              10,567,260
                                                           -------------

        INTERNET SOFTWARE & SERVICES - 0.7%
        Check Point Software Technologies, Ltd.*.. 118,850     2,388,885
                                                           -------------

        IT CONSULTING & SERVICES - 1.0%
        DST Systems, Inc.*........................  56,070     3,359,154
        Enterasys Networks, Inc.*.................   1,576        20,929
                                                           -------------
                                                               3,380,083
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.1%
      ITT Industries, Inc..........................  35,600 $   3,660,392
                                                            -------------
      MEDIA - 3.9%
      Citadel Broadcasting Co...................... 173,510     2,331,975
      Getty Images, Inc.*..........................  60,190     5,373,161
      Grupo Televisa S.A., (ADR)...................  54,960     4,424,280
      XM Satellite Radio Holdings, Inc., - Class A*  29,300       799,304
                                                            -------------
                                                               12,928,720
                                                            -------------
      METALS & MINING - 0.7%
      Aber Diamond.................................   4,500       165,380
      Precision Castparts Corp.....................  43,500     2,253,735
                                                            -------------
                                                                2,419,115
                                                            -------------
      OIL & GAS - 2.9%
      Amerada Hess Corp............................  28,600     3,627,052
      Smith International, Inc..................... 166,500     6,178,815
                                                            -------------
                                                                9,805,867
                                                            -------------
      PERSONAL PRODUCTS - 0.6%
      Estee Lauder Companies, Inc., - Class A......  64,700     2,166,156
                                                            -------------
      PHARMACEUTICALS - 4.2%
      Allergan, Inc................................  42,710     4,610,972
      Endo Pharmaceuticals Holdings, Inc.*.........  85,450     2,585,717
      Medicis Pharmaceutical Corp., - Class A...... 210,540     6,747,807
                                                            -------------
                                                               13,944,496
                                                            -------------
      RETAIL - MULTILINE - 1.3%
      99 Cents Only Stores *.......................  93,800       981,148
      Kohl's Corp.*................................  69,900     3,397,140
                                                            -------------
                                                                4,378,288
                                                            -------------
      RETAIL - SPECIALTY - 6.8%
      Aeropostale, Inc.*...........................  70,000     1,841,000
      Bed Bath & Beyond, Inc.*..................... 131,700     4,760,955
      Chico's FAS, Inc.*...........................  49,900     2,192,107
      Harman International Industries, Inc.........  33,500     3,277,975
      PETsMART, Inc................................ 235,620     6,046,009
      Urban Outfitters, Inc.*......................  90,400     2,288,024
      Williams-Sonoma, Inc.*.......................  58,300     2,515,645
                                                            -------------
                                                               22,921,715
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
      Analog Devices, Inc.......................... 197,740     7,092,934
      KLA-Tencor Corp.............................. 104,550     5,157,451

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR    VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Marvell Technology Group, Ltd.*........... $   87,910 $   4,930,872
      Novellus Systems, Inc.*...................     69,200     1,669,104
      PMC-Sierra, Inc.*.........................    430,010     3,315,377
      Tessera Technologies, Inc.*...............     61,500     1,589,775
      Xilinx, Inc...............................    286,770     7,229,472
                                                            -------------
                                                               30,984,985
                                                            -------------
      SOFTWARE - 6.8%
      Adobe Systems, Inc........................    136,000     5,026,560
      Amdocs, Ltd.*.............................    255,630     7,029,825
      Electronic Arts, Inc.*....................     86,800     4,540,508
      MICROS Systems, Inc.*.....................     35,300     1,705,696
      Symantec Corp.*...........................    265,058     4,638,515
                                                            -------------
                                                               22,941,104
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.2%
      American Tower Corp., - Class A*..........    396,867    10,755,096
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 1.7%
      MSC Industrial Direct Co., Inc., - Class A     66,800     2,686,696
      W. W. Grainger, Inc.......................     41,100     2,922,210
                                                            -------------
                                                                5,608,906
                                                            -------------
      Total Common Stocks
      (Cost $284,979,731)                                     328,610,876
                                                            -------------

      SHORT-TERM INVESTMENT - 1.9%
      COMMERCIAL PAPER - 1.9%
      Morgan Stanley Dean Witter, 2.099%,
        due 01/03/06 (Cost - $6,244,543)........ $6,246,000     6,244,543
                                                            -------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $291,224,274)                                     334,855,419

      Other Assets and Liabilities (net) - 0.1%                   180,772
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 335,036,191
                                                            =============

* Non-income producing security.

(a) Security is in default.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             COMMON STOCKS - 97.2%
             AEROSPACE & DEFENSE - 6.3%
             Lockheed Martin Corp.............. 33,900 $  2,157,057
             Northrop Grumman Corp............. 28,750    1,728,163
             United Technologies Corp.......... 19,340    1,081,299
                                                       ------------
                                                          4,966,519
                                                       ------------
             AIR FREIGHT & LOGISTICS - 0.2%
             CNF, Inc..........................  3,370      188,349
                                                       ------------
             AUTO COMPONENTS - 0.0%
             Johnson Controls, Inc.............    400       29,164
                                                       ------------
             BANKS - 11.1%
             Bank of America Corp.............. 72,378    3,340,245
             Mellon Financial Corp............. 22,130      757,953
             PNC Financial Services Group, Inc. 19,340    1,195,792
             SunTrust Banks, Inc............... 24,390    1,774,616
             UBS AG............................  7,600      723,039
             Wells Fargo & Co.................. 14,840      932,397
                                                       ------------
                                                          8,724,042
                                                       ------------
             BEVERAGES - 1.4%
             Coca-Cola Co......................  4,570      184,217
             Diageo Plc........................ 37,540      543,565
             PepsiCo, Inc......................  6,500      384,020
                                                       ------------
                                                          1,111,802
                                                       ------------
             BUILDING PRODUCTS - 2.4%
             Masco Corp........................ 53,700    1,621,203
             Sherwin-Williams Co...............  5,510      250,264
                                                       ------------
                                                          1,871,467
                                                       ------------
             CHEMICALS - 5.9%
             Air Liquide S.A...................    420       80,822
             Air Products & Chemicals, Inc..... 12,890      762,959
             Dow Chemical Co................... 16,340      716,019
             E.I. du Pont de Nemours & Co...... 19,210      816,425
             Nalco Holding Co.*................  9,910      175,506
             PPG Industries, Inc............... 17,230      997,617
             Praxair, Inc......................  5,170      273,803
             Syngenta AG*......................  6,380      793,285
                                                       ------------
                                                          4,616,436
                                                       ------------
             COMMUNICATIONS EQUIPMENT - 0.5%
             Cisco Systems, Inc.*.............. 21,360      365,683
                                                       ------------
             CONTAINERS & PACKAGING - 0.3%
             Smurfit-Stone Container Corp.*.... 16,670      236,214
                                                       ------------
             ELECTRIC UTILITIES - 5.7%
             Allegheny Energy, Inc.*...........  3,500      110,775
             Dominion Resources, Inc........... 26,730    2,063,556
             Entergy Corp......................  4,500      308,925
             Exelon Corp.......................  5,280      280,579
             FPL Group, Inc.................... 12,230      508,279
             PPL Corp.......................... 13,840      406,896

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          Public Service Enterprise Group, Inc...  6,120 $    397,617
          TXU Corp...............................  7,760      389,474
                                                         ------------
                                                            4,466,101
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.7%
          Emerson Electric Co....................  1,030       76,941
          Noble Corp.............................  6,770      477,556
                                                         ------------
                                                              554,497
                                                         ------------
          FINANCIAL - DIVERSIFIED - 11.0%
          American Express Co.................... 29,940    1,540,712
          Ameriprise Financial, Inc..............  4,380      179,580
          Fannie Mae............................. 22,460    1,096,273
          Franklin Resources, Inc................  4,300      404,243
          Freddie Mac............................ 13,340      871,769
          Goldman Sachs Group, Inc. (The)........ 24,060    3,072,703
          Lehman Brothers Holdings, Inc..........  4,670      598,554
          MBNA Corp.............................. 15,610      423,811
          Merrill Lynch & Co., Inc...............  6,740      456,500
                                                         ------------
                                                            8,644,145
                                                         ------------
          FOOD PRODUCTS - 3.9%
          Archer-Daniels-Midland Co.............. 20,806      513,076
          H.J. Heinz Co.......................... 16,220      546,938
          Kellogg Co............................. 25,930    1,120,695
          Nestle S.A.............................  1,564      467,434
          Sara Lee Corp.......................... 20,580      388,962
                                                         ------------
                                                            3,037,105
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Johnson & Johnson...................... 35,530    2,135,353
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.2%
          Baxter International, Inc..............  3,950      148,718
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.7%
          Kimberly-Clark Corp....................  9,210      549,377
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.0%
          Cooper Industries, Ltd., - Class A.....  8,630      629,990
          Tyco International, Ltd................  6,880      198,557
                                                         ------------
                                                              828,547
                                                         ------------
          INSURANCE - 6.2%
          AFLAC, Inc.............................  1,640       76,129
          Allstate Corp. (The)................... 42,090    2,275,806
          Chubb Corp. (The)......................  7,200      703,080
          CIGNA Corp.............................  2,820      314,994
          Hartford Financial Services Group, Inc. 14,260    1,224,791
          Lincoln National Corp..................  4,690      248,711
                                                         ------------
                                                            4,843,511
                                                         ------------
          IT CONSULTING & SERVICES - 1.6%
          Accenture, Ltd., - Class A............. 43,540    1,257,000
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.4%
          Hasbro, Inc............................ 15,480      312,386
                                                         ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               --------------------------------------------------
               SECURITY                                 VALUE
               DESCRIPTION                    SHARES   (NOTE 2)
               --------------------------------------------------

               MACHINERY - 2.9%
               Deere & Co.................... 22,420 $  1,527,026
               Finning International, Inc....  2,930       93,332
               Illinois Tool Works, Inc......  7,310      643,207
                                                     ------------
                                                        2,263,565
                                                     ------------
               MEDIA - 2.7%
               Reed Elsevier Plc............. 52,070      488,616
               Tribune Co.................... 11,070      334,978
               Viacom, Inc. - Class B........ 29,590      964,634
               Walt Disney Co. (The)......... 13,720      328,869
                                                     ------------
                                                        2,117,097
                                                     ------------
               OIL & GAS - 10.7%
               Amerada Hess Corp.............  4,960      629,027
               BP Plc, (ADR)................. 15,950    1,024,309
               Chevron Corp.................. 11,074      628,671
               ConocoPhillips................ 29,150    1,695,947
               Devon Energy Corp.............  9,830      614,768
               EOG Resources, Inc............  9,250      678,673
               Exxon Mobil Corp.............. 24,120    1,354,820
               Total S.A., (ADR)............. 14,140    1,787,296
                                                     ------------
                                                        8,413,511
                                                     ------------
               PAPER & FOREST PRODUCTS - 1.1%
               Bowater, Inc..................  3,800      116,736
               International Paper Co........ 23,190      779,416
                                                     ------------
                                                          896,152
                                                     ------------
               PHARMACEUTICALS - 3.9%
               Abbott Laboratories........... 19,430      766,125
               Eli Lilly & Co................  2,670      151,095
               Merck & Co., Inc.............. 36,510    1,161,383
               Wyeth......................... 21,130      973,459
                                                     ------------
                                                        3,052,062
                                                     ------------
               RETAIL - SPECIALTY - 1.9%
               Gap, Inc. (The)............... 45,020      794,153
               Lowe's Cos., Inc..............  6,300      419,958
               TJX Cos., Inc................. 13,590      315,695
                                                     ------------
                                                        1,529,806
                                                     ------------

        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        ROAD & RAIL - 1.6%
        Burlington Northern Santa Fe Corp.....     14,200 $  1,005,644
        Norfolk Southern Corp.................      5,360      240,289
                                                          ------------
                                                             1,245,933
                                                          ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Analog Devices, Inc...................      9,480      340,048
                                                          ------------
        SOFTWARE - 0.9%
        Oracle Corp.*.........................     37,320      455,677
        Symantec Corp.*.......................     15,630      273,525
                                                          ------------
                                                               729,202
                                                          ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
        Sprint Nextel Corp....................     75,680    1,767,885
        Verizon Communications, Inc...........     36,660    1,104,199
                                                          ------------
                                                             2,872,084
                                                          ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
        Vodafone Group Plc....................    451,210      973,217
                                                          ------------
        TOBACCO - 3.5%
        Altria Group, Inc.....................     36,400    2,719,808
                                                          ------------
        TRADING COMPANIES & DISTRIBUTORS - 0.6%
        W. W. Grainger, Inc...................      6,250      444,375
                                                          ------------
        Total Common Stocks
        (Cost $68,274,554)                                  76,483,276
                                                          ------------
        SHORT-TERM INVESTMENT - 2.8%
        COMMERCIAL PAPER - 2.8%
        AIG Funding, Inc. 2.000%, due 01/03/06
          (Cost - $2,181,515)................. $2,182,000    2,181,515
                                                          ------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $70,456,069)                                  78,664,791

        Other Assets and Liabilities (net) - 0.0%               (7,037)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 78,657,754
                                                          ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AUSTRALIA - 8.2%
        Coles Myer, Ltd.........................   264,800 $   1,984,855
        National Australia Bank, Ltd............   281,867     6,704,620
        Telstra Corp., Ltd...................... 1,740,014     5,020,307
        Wesfarmers, Ltd.........................   112,321     3,048,564
                                                           -------------
                                                              16,758,346
                                                           -------------
        BELGIUM - 3.2%
        Fortis..................................   202,500     6,448,235
                                                           -------------
        FINLAND - 1.4%
        UPM-Kymmene OYJ.........................   141,500     2,774,865
                                                           -------------
        FRANCE - 9.0%
        Compagnie de Saint-Gobain...............    60,300     3,588,215
        Societe Generale........................    54,400     6,693,287
        Suez S.A................................    34,800     1,083,003
        Total S.A...............................    27,639     6,945,328
                                                           -------------
                                                              18,309,833
                                                           -------------
        GERMANY - 6.9%
        Bayer AG................................   139,100     5,813,047
        RWE AG..................................   111,817     8,282,476
                                                           -------------
                                                              14,095,523
                                                           -------------
        HONG KONG - 1.1%
        HongKong Electric Holdings, Ltd.........   434,000     2,152,214
                                                           -------------
        ITALY - 3.0%
        Banca Intesa SpA........................ 1,165,600     6,176,858
                                                           -------------
        JAPAN - 18.5%
        Canon, Inc..............................   121,500     7,111,893
        KDDI Corp...............................     1,393     8,035,630
        Matsushita Electric Industrial Co., Ltd.   338,000     6,523,159
        Nintendo Co., Ltd.......................     6,600       797,845
        Takeda Pharmaceutical Co., Ltd..........   125,100     6,770,767
        Toyota Motor Corp.......................   162,600     8,441,737
                                                           -------------
                                                              37,681,031
                                                           -------------
        NETHERLANDS - 6.0%
        ING Groep NV............................   231,800     8,042,778
        Reed Elsevier NV........................   302,130     4,221,831
                                                           -------------
                                                              12,264,609
                                                           -------------
        SINGAPORE - 2.1%
        Overseas-Chinese Banking Corp., Ltd..... 1,048,320     4,223,284
                                                           -------------
        SOUTH KOREA - 1.2%
        POSCO (ADR).............................    48,000     2,376,480
                                                           -------------
        SPAIN - 9.4%
        Banco Santander Central Hispano S.A.....   514,400     6,792,050
        Iberdrola S.A...........................   190,845     5,218,308
        Telefonica S.A..........................   478,364     7,199,943
                                                           -------------
                                                              19,210,301
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - 28.5%
       Aviva Plc................................    584,600 $  7,083,296
       Boots Group Plc..........................    155,800    1,619,982
       BP Plc...................................    602,300    6,407,535
       GlaxoSmithKline Plc......................    291,146    7,350,554
       HBOS Plc.................................    448,200    7,649,069
       Lloyds TSB Group Plc.....................    801,100    6,725,720
       Rio Tinto Plc............................    144,771    6,605,924
       Royal Dutch Shell Plc, - Class A.........    242,039    7,389,130
       Unilever Plc.............................    713,382    7,068,202
                                                            ------------
                                                              57,899,412
                                                            ------------
       Total Common Stocks
       (Cost $178,102,516)                                   200,370,991
                                                            ------------
       WARRANT - 0.0%
       FRANCE - 0.0%
       Suez Lyonn Eaux*
         (Cost - $624)..........................     34,800          412
                                                            ------------

       SHORT-TERM INVESTMENT - 1.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.000% to
         be repurchased at $3,307,735 on
         01/03/06 collateralized by $3,015,000
         U.S. Treasury Bond 5.250% due 02/15/29
         with a value of $3,374,014 2.000%, due
         01/03/06 (Cost - $3,307,000)........... $3,307,000    3,307,000
                                                            ------------

       TOTAL INVESTMENTS - 100.1%
       (Cost $181,410,140)                                   203,678,403

       Other Assets and Liabilities (net) - (0.1)%              (160,463)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $203,517,940
                                                            ============

* Non-income producing security.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



Summary of Total Common Stock by Industry Classification 12/31/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Automobiles............................. $  8,442     4.1%
          Banks...................................   44,965    22.1
          Building Products.......................    3,588     1.8
          Chemicals...............................    5,813     2.9
          Electric Utilities......................    7,371     3.6
          Financial - Diversified.................   14,491     7.1
          Food & Drug Retailing...................    3,605     1.8
          Food Products...........................    7,068     3.5
          Household Durables......................    7,321     3.6
          Industrial - Diversified................    3,049     1.5
          Insurance...............................    7,083     3.5
          Media...................................    4,222     2.1
          Metals & Mining.........................    8,982     4.4
          Office Furnishing & Supplies............    7,112     3.5
          Oil & Gas...............................   30,107    14.8
          Paper & Forest Products.................    2,775     1.4
          Pharmaceuticals.........................   14,121     6.9
          Telecommunication Services - Diversified   12,220     6.0
          Telecommunication Services - Wireless...    8,036     3.9
                                                   --------    ----
          Total................................... $200,371    98.5%
                                                   ========    ====

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                     SHARES   (NOTE 2)
              ---------------------------------------------------

              COMMON STOCKS - 97.8%
              AEROSPACE & DEFENSE - 2.7%
              General Dynamics Corp..........  4,133 $    471,369
              Rockwell Automation, Inc.......  2,829      167,363
              United Technologies Corp....... 11,400      637,374
                                                     ------------
                                                        1,276,106
                                                     ------------
              AIRLINES - 0.5%
              Southwest Airlines Co.......... 14,952      245,661
                                                     ------------
              AUTO COMPONENTS - 1.3%
              Johnson Controls, Inc..........  8,203      598,081
                                                     ------------
              AUTOMOBILES - 1.0%
              Ford Motor Co.................. 57,392      443,066
                                                     ------------
              BANKS - 6.7%
              Bank of America Corp...........  5,897      272,146
              Compass Bancshares, Inc........    966       46,648
              First Horizon National Corp....  4,942      189,970
              National City Corp............. 17,572      589,892
              SunTrust Banks, Inc............  7,496      545,409
              U.S. Bancorp................... 15,946      476,626
              Wachovia Corp..................  4,852      256,477
              Wells Fargo & Co...............  7,926      497,991
              Zions Bancorp..................  2,889      218,293
                                                     ------------
                                                        3,093,452
                                                     ------------
              BEVERAGES - 1.3%
              PepsiCo, Inc................... 10,026      592,336
                                                     ------------
              BIOTECHNOLOGY - 0.2%
              Amgen, Inc.*...................  1,077       84,932
                                                     ------------
              CHEMICALS - 2.5%
              Air Products & Chemicals, Inc..  3,224      190,829
              Dow Chemical Co................  6,456      282,902
              E.I. du Pont de Nemours & Co...  6,052      257,210
              Ecolab, Inc....................  4,278      155,163
              PPG Industries, Inc............  2,617      151,524
              Praxair, Inc...................  1,926      102,001
                                                     ------------
                                                        1,139,629
                                                     ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
              Automatic Data Processing, Inc.  6,616      303,608
              Fiserv, Inc.*..................  3,587      155,210
                                                     ------------
                                                          458,818
                                                     ------------
              COMMUNICATIONS EQUIPMENT - 2.8%
              Cisco Systems, Inc.*........... 13,008      222,697
              Motorola, Inc.................. 28,890      652,625
              Nokia Oyj, (ADR)............... 23,691      433,545
                                                     ------------
                                                        1,308,867
                                                     ------------

              COMPUTERS & PERIPHERALS - 2.4%
              Dell, Inc.*.................... 10,939      328,061
              EMC Corp.*.....................  3,602       49,059

            -------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            -------------------------------------------------------

            COMPUTERS & PERIPHERALS - CONTINUED
            Hewlett-Packard Co................. 16,428 $    470,334
            Sun Microsystems, Inc.*............ 65,496      274,428
                                                       ------------
                                                          1,121,882
                                                       ------------
            ELECTRIC UTILITIES - 1.3%
            Consolidated Edison, Inc...........  4,873      225,766
            Exelon Corp........................    964       51,227
            PG&E Corp..........................  1,239       45,991
            Southern Co........................  7,790      268,989
                                                       ------------
                                                            591,973
                                                       ------------
            ENERGY - 0.0%
            Aqua America, Inc..................      1           18
                                                       ------------
            ENERGY EQUIPMENT & SERVICES - 0.8%
            Emerson Electric Co................  3,581      267,501
            Weatherford International, Ltd.*...  3,345      121,089
                                                       ------------
                                                            388,590
                                                       ------------
            FINANCIAL - DIVERSIFIED - 7.8%
            American Express Co................  6,994      359,911
            Ameriprise Financial, Inc..........  1,398       57,318
            Citigroup, Inc.....................  6,187      300,255
            Federated Investors, Inc. - Class B  6,653      246,427
            Golden West Financial Corp.........  3,247      214,302
            Merrill Lynch & Co., Inc...........  6,562      444,444
            State Street Corp.................. 10,589      587,054
            T. Rowe Price Group, Inc........... 12,979      934,878
            Washington Mutual, Inc............. 11,280      490,680
                                                       ------------
                                                          3,635,269
                                                       ------------
            FOOD & DRUG RETAILING - 3.7%
            CVS Corp...........................  7,542      199,260
            Hershey Co.........................  7,147      394,872
            Sysco Corp......................... 11,327      351,703
            Walgreen Co........................ 17,544      776,497
                                                       ------------
                                                          1,722,332
                                                       ------------
            FOOD PRODUCTS - 2.6%
            Campbell Soup Co................... 11,492      342,117
            General Mills, Inc.................  6,230      307,264
            H.J. Heinz Co......................  9,791      330,152
            Kellogg Co.........................  1,035       44,733
            Sara Lee Corp...................... 10,247      193,668
                                                       ------------
                                                          1,217,934
                                                       ------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
            Becton, Dickinson & Co............. 10,048      603,684
            Biomet, Inc........................  6,444      235,657
            C.R. Bard, Inc.....................  2,581      170,139
            Johnson & Johnson.................. 13,618      818,442
            Medtronic, Inc.....................  3,431      197,523
            St. Jude Medical, Inc.*............  1,945       97,639
            Stryker Corp.......................  2,991      132,890
                                                       ------------
                                                          2,255,974
                                                       ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.3%
          Clorox Co..............................  1,917 $    109,058
          Colgate-Palmolive Co...................  8,881      487,123
                                                         ------------
                                                              596,181
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.1%
          3M Co..................................    752       58,280
          General Electric Co.................... 13,038      456,982
                                                         ------------
                                                              515,262
                                                         ------------
          INSURANCE - 2.7%
          ACE, Ltd...............................  1,864       99,612
          Axis Capital Holdings, Ltd.............  3,716      116,237
          Chubb Corp. (The)......................  7,229      705,912
          Hartford Financial Services Group, Inc.  1,199      102,982
          SAFECO Corp............................  4,302      243,063
                                                         ------------
                                                            1,267,806
                                                         ------------
          IT CONSULTING & SERVICES - 0.5%
          DST Systems, Inc.*.....................  3,693      221,248
                                                         ------------
          MACHINERY - 3.9%
          Caterpillar, Inc.......................  8,587      496,071
          Deere & Co.............................  8,525      580,638
          PACCAR, Inc............................  8,746      605,485
          Parker Hannifin Corp...................  1,602      105,668
                                                         ------------
                                                            1,787,862
                                                         ------------
          MEDIA - 6.5%
          Gannett Co., Inc.......................  6,551      396,794
          McGraw-Hill Cos., Inc.................. 20,725    1,070,032
          Omnicom Group, Inc.....................  5,800      493,754
          Reed Elsevier NV, (ADR)................ 32,097      896,790
          Walt Disney Co. (The)..................  6,935      166,232
                                                         ------------
                                                            3,023,602
                                                         ------------
          METALS & MINING - 4.1%
          Alcoa, Inc.............................  6,555      193,831
          BHP Billiton, Ltd., (ADR)..............  3,317      110,854
          Inco, Ltd..............................  9,326      406,334
          Newmont Mining Corp....................  1,574       84,052
          Rio Tinto Plc, (ADR)...................  6,081    1,111,546
                                                         ------------
                                                            1,906,617
                                                         ------------
          OFFICE FURNISHING & SUPPLIES - 1.0%
          Canon, Inc., (ADR).....................  8,131      478,347
                                                         ------------
          OIL & GAS - 7.4%
          Apache Corp............................  3,837      262,911
          Chevron Corp........................... 16,470      935,002
          ConocoPhillips.........................  8,718      507,213
          Exxon Mobil Corp....................... 10,784      605,737
          KeySpan Corp...........................  6,929      247,296
          Occidental Petroleum Corp..............  5,677      453,479
          Pioneer Natural Resources Co...........  8,353      428,259
                                                         ------------
                                                            3,439,897
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PAPER & FOREST PRODUCTS - 0.4%
         MeadWestvaco Corp.........................  5,896 $    165,265
                                                           ------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc. - Class A....  2,948       98,699
                                                           ------------
         PHARMACEUTICALS - 7.3%
         Abbott Laboratories.......................  9,656      380,736
         Barr Pharmaceuticals, Inc.*...............  7,384      459,949
         Bristol-Myers Squibb Co................... 11,150      256,227
         Eli Lilly & Co............................  6,270      354,819
         Merck & Co., Inc..........................  8,525      271,180
         Novartis AG, (ADR)........................  7,864      412,703
         Pfizer, Inc...............................  9,704      226,297
         Roche Holding AG, (ADR)...................  5,011      375,079
         Schering-Plough Corp...................... 24,861      518,352
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,544      152,428
                                                           ------------
                                                              3,407,770
                                                           ------------
         RETAIL - MULTILINE - 0.9%
         Costco Wholesale Corp.....................  1,928       95,378
         Federated Department Stores, Inc..........  4,669      309,667
                                                           ------------
                                                                405,045
                                                           ------------
         RETAIL - SPECIALTY - 4.7%
         Barnes & Noble, Inc.......................  3,958      168,888
         GameStop Corp. - Class B*.................  1,681       48,581
         Gap, Inc. (The)...........................  7,882      139,039
         Home Depot, Inc. (The)....................  2,315       93,711
         Lowe's Cos., Inc..........................  6,557      437,090
         Nordstrom, Inc............................  6,095      227,953
         Staples, Inc..............................  6,357      144,367
         Target Corp............................... 17,129      941,581
                                                           ------------
                                                              2,201,210
                                                           ------------
         ROAD & RAIL - 3.3%
         Burlington Northern Santa Fe Corp.........  6,950      492,199
         Norfolk Southern Corp..................... 23,080    1,034,676
                                                           ------------
                                                              1,526,875
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Applied Materials, Inc....................  8,964      160,814
         Freescale Semiconductor, Inc. - Class B*..  3,187       80,217
         Intel Corp................................ 23,894      596,394
         Texas Instruments, Inc.................... 20,852      668,724
                                                           ------------
                                                              1,506,149
                                                           ------------
         SOFTWARE - 2.1%
         Adobe Systems, Inc........................ 12,024      444,407
         Microsoft Corp............................ 20,155      527,053
                                                           ------------
                                                                971,460
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.5%
         ALLTEL Corp...............................  3,308      208,735
         AT&T, Inc.*............................... 27,697      678,300
         BellSouth Corp............................ 20,011      542,298
         Verizon Communications, Inc...............  6,467      194,786
                                                           ------------
                                                              1,624,119
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Liz Claiborne, Inc..........................     3,216  $    115,197
                                                              ------------
      Total Common Stocks
      (Cost $37,204,502)                                        45,433,531
                                                              ------------
      SHORT-TERM INVESTMENT - 2.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to
        be repurchased at $990,143 on 01/03/06
        collateralized by $1,025,000 U.S. Treasury
        Note 4.000% due 11/15/12 with a value of
        $1,010,906 (Cost - $990,000)..............  $990,000       990,000
                                                              ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $38,194,502)                                        46,423,531

      Other Assets and Liabilities (net) - 0.0%                     22,331
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 46,445,862
                                                              ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          BANKS - 7.8%
          City National Corp......................    950 $    68,818
          Hudson City Bancorp, Inc................  3,310      40,117
          KeyCorp.................................  2,325      76,562
          Marshall & Ilsley Corp..................  1,350      58,104
          Mellon Financial Corp...................  3,405     116,621
          North Fork Bancorporation, Inc..........  2,060      56,362
          Zions Bancorp...........................    830      62,715
                                                          -----------
                                                              479,299
                                                          -----------
          BEVERAGES - 1.4%
          Molson Coors Brewing Co. - Class B......  1,300      87,087
                                                          -----------
          BUILDING PRODUCTS - 1.2%
          American Standard Cos., Inc.............  1,800      71,910
                                                          -----------
          CHEMICALS - 5.0%
          Air Products & Chemicals, Inc...........  1,865     110,389
          Ashland, Inc............................  1,745     101,035
          International Flavors & Fragrances, Inc.  1,415      47,403
          PPG Industries, Inc.....................    870      50,373
                                                          -----------
                                                              309,200
                                                          -----------
          COMMERCIAL SERVICES & SUPPLIES - 4.1%
          CCE Spinco, Inc.*.......................    280       3,668
          Dun & Bradstreet Corp. (The)*...........    970      64,951
          R.R. Donnelley & Sons Co................  1,830      62,604
          Republic Services, Inc..................  3,225     121,099
                                                          -----------
                                                              252,322
                                                          -----------
          COMMUNICATIONS EQUIPMENT - 2.0%
          Scientific-Atlanta, Inc.................  1,290      55,560
          Tellabs, Inc.*..........................  6,090      66,381
                                                          -----------
                                                              121,941
                                                          -----------
          COMPUTERS & PERIPHERALS - 4.8%
          Imation Corp............................  1,770      81,544
          NCR Corp.*..............................  2,520      85,529
          Symbol Technologies, Inc................ 10,060     128,969
                                                          -----------
                                                              296,042
                                                          -----------
          CONTAINERS & PACKAGING - 1.9%
          Ball Corp...............................  2,860     113,599
                                                          -----------
          ELECTRIC UTILITIES - 6.3%
          Allegheny Energy, Inc.*.................  1,615      51,115
          Edison International....................  1,990      86,784
          Entergy Corp............................     50       3,433
          NRG Energy, Inc.*.......................  1,695      79,868
          NSTAR...................................  2,380      68,306
          PG&E Corp...............................  2,395      88,902
          Reliant Energy, Inc.*...................    660       6,811
                                                          -----------
                                                              385,219
                                                          -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
          Xerox Corp.*............................  7,725     113,171
                                                          -----------

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            ENERGY - 1.5%
            Constellation Energy Group, Inc...... 1,555  $    89,568
                                                         -----------
            ENERGY EQUIPMENT & SERVICES - 1.9%
            Nabors Industries, Ltd.*.............   475       35,981
            Transocean, Inc.*....................   630       43,905
            Weatherford International, Ltd.*..... 1,000       36,200
                                                         -----------
                                                             116,086
                                                         -----------
            FINANCIAL - DIVERSIFIED - 7.1%
            A.G. Edwards, Inc.................... 1,270       59,512
            Bear Stearns Cos., Inc...............   860       99,356
            BISYS Group, Inc.*................... 5,520       77,335
            Federated Investors, Inc. - Class B.. 3,475      128,714
            Marsh & McLennan Cos., Inc........... 2,290       72,731
                                                         -----------
                                                             437,648
                                                         -----------
            FOOD & DRUG RETAILING - 2.9%
            CVS Corp............................. 2,225       58,785
            Safeway, Inc......................... 4,935      116,762
                                                         -----------
                                                             175,547
                                                         -----------
            FOOD PRODUCTS - 0.9%
            H.J. Heinz Co........................ 1,650       55,638
                                                         -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
            Boston Scientific Corp.*............. 3,690       90,368
            IMS Health, Inc...................... 2,850       71,022
                                                         -----------
                                                             161,390
                                                         -----------
            HEALTH CARE PROVIDERS & SERVICES - 3.8%
            Laboratory Corp. of America Holdings* 1,695       91,275
            McKesson Corp........................   610       31,470
            Tenet Healthcare Corp.*.............. 8,580       65,723
            Triad Hospitals, Inc.*............... 1,125       44,134
                                                         -----------
                                                             232,602
                                                         -----------
            HOTELS, RESTAURANTS & LEISURE - 3.8%
            Expedia, Inc.*....................... 3,885       93,085
            Harrah's Entertainment, Inc..........   870       62,022
            Royal Caribbean Cruises, Ltd......... 1,710       77,053
                                                         -----------
                                                             232,160
                                                         -----------
            INSURANCE - 11.1%
            Assurant, Inc........................ 1,740       75,673
            CIGNA Corp...........................   760       84,892
            Genworth Financial, Inc. - Class A... 1,500       51,870
            Platinum Underwriters Holdings, Ltd.. 1,920       59,654
            PMI Group, Inc....................... 2,865      117,666
            SAFECO Corp.......................... 1,265       71,472
            UnumProvident Corp................... 3,980       90,545
            White Mountains Insurance Group, Ltd.   105       58,648
            Willis Group Holdings, Ltd........... 2,030       74,988
                                                         -----------
                                                             685,408
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                         SHARES  (NOTE 2)
             ------------------------------------------------------

             LEISURE EQUIPMENT & PRODUCTS - 0.9%
             Eastman Kodak Co................... 2,420  $    56,628
                                                        -----------
             MACHINERY - 1.6%
             Deere & Co......................... 1,480      100,803
                                                        -----------
             MEDIA - 3.8%
             Clear Channel Communications, Inc.. 2,315       72,807
             Entercom Communications Corp.*..... 1,720       51,032
             Interpublic Group of Cos., Inc.*... 9,845       95,004
             Regal Entertainment Group - Class A   895       17,023
                                                        -----------
                                                            235,866
                                                        -----------
             METALS & MINING - 1.7%
             Freeport-McMoRan Copper & Gold,
               Inc. - Class B................... 1,060       57,028
             Novelis, Inc....................... 2,120       44,287
                                                        -----------
                                                            101,315
                                                        -----------
             OIL & GAS - 4.7%
             Apache Corp........................   755       51,733
             Devon Energy Corp.................. 1,160       72,546
             ENSCO International, Inc...........   820       36,367
             Occidental Petroleum Corp..........   960       76,685
             Tesoro Corp........................   820       50,471
                                                        -----------
                                                            287,802
                                                        -----------
             PHARMACEUTICALS - 2.2%
             Perrigo Co......................... 4,180       62,324
             Shire Pharmaceuticals Group Plc.... 1,930       74,865
                                                        -----------
                                                            137,189
                                                        -----------
             RETAIL - MULTILINE - 2.8%
             BJ's Wholesale Club, Inc.*......... 3,335       98,583
             Federated Department Stores, Inc... 1,135       75,284
                                                        -----------
                                                            173,867
                                                        -----------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - 2.1%
      Foot Locker, Inc...........................     5,480  $   129,273
                                                             -----------
      ROAD & RAIL - 0.8%
      Canadian National Railway Co...............       635       50,794
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      CenturyTel, Inc............................       985       32,662
      Cincinnati Bell, Inc.*.....................    13,370       46,929
                                                             -----------
                                                                  79,591
                                                             -----------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Liz Claiborne, Inc.........................     1,065       38,148
                                                             -----------
      TOBACCO - 1.2%
      UST, Inc...................................     1,745       71,248
                                                             -----------
      TRADING COMPANIES & DISTRIBUTORS - 2.0%
      W. W. Grainger, Inc........................     1,735      123,359
                                                             -----------
      Total Common Stocks
      (Cost $5,736,967)                                        6,001,720
                                                             -----------
      SHORT-TERM INVESTMENT - 3.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to be
        repurchased at $202,029 on 01/03/06
        collateralized by $150,000 U.S. Treasury
        Bond 8.125% due 08/15/19 with a value of
        $208,688 (Cost - $202,000)...............  $202,000      202,000
                                                             -----------

      TOTAL INVESTMENTS - 100.9%
      (Cost $5,938,967)                                        6,203,720

      Other Assets and Liabilities (net) - (0.9%)                (53,605)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $ 6,150,115
                                                             ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.0%
           AEROSPACE & DEFENSE - 2.5%
           Armor Holdings, Inc.*..................   216  $     9,212
           Ceradyne, Inc.*........................   738       32,324
           DRS Technologies, Inc..................   278       14,295
           Innovative Solutions & Support, Inc.*..   663        8,473
           K&F Industries Holdings, Inc.*.........   825       12,672
           World Fuel Services Corp............... 2,190       73,847
                                                          -----------
                                                              150,823
                                                          -----------
           AIR FREIGHT & LOGISTICS - 0.3%
           Hub Group, Inc. - Class A*.............   500       17,675
                                                          -----------
           AIRLINES - 0.4%
           SkyWest, Inc...........................   674       18,104
           WestJet Airlines Ltd.*.................   406        4,321
                                                          -----------
                                                               22,425
                                                          -----------
           AUTOMOBILES - 0.3%
           Thor Industries, Inc...................   373       14,946
                                                          -----------
           BANKS - 1.8%
           Accredited Home Lenders Holding Co.*...   125        6,198
           Boston Private Financial Holdings, Inc.   149        4,533
           Cascade Bancorp........................   196        4,510
           City Holding Co........................   131        4,709
           Corus Bankshares, Inc..................   153        8,609
           First Bancorp.......................... 1,028       12,757
           Frontier Financial Corp................   234        7,488
           Glacier Bancorp, Inc...................   374       11,239
           Hanmi Financial Corp...................   394        7,037
           Sandy Spring Bancorp, Inc..............   178        6,209
           TrustCo Bank Corp......................   915       11,364
           Virginia Commerce Bancorp, Inc.*.......   422       12,276
           Wilshire Bancorp, Inc..................   736       12,652
                                                          -----------
                                                              109,581
                                                          -----------
           BEVERAGES - 0.1%
           Hansen Natural Corp.*..................    61        4,807
                                                          -----------
           BIOTECHNOLOGY - 5.0%
           Abgenix, Inc.*......................... 1,239       26,651
           Alexion Pharmaceuticals, Inc.*......... 1,995       40,399
           Alkermes, Inc.*........................ 1,143       21,854
           Cotherix, Inc.*........................   589        6,255
           deCODE genetics, Inc.*.................   619        5,113
           Digene Corp.*..........................   422       12,310
           Geron Corp.*...........................   943        8,119
           LifeCell Corp.*........................   937       17,868
           Neurocrine Biosciences, Inc.*..........   700       43,911
           OraSure Technologies, Inc.*............   563        4,966
           PRA International*.....................   605       17,031
           Progenics Pharmaceuticals, Inc.*.......   400       10,004
           Serologicals Corp.*....................   335        6,613
           Tanox, Inc.*...........................   869       14,225

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          BIOTECHNOLOGY - CONTINUED
          Techne Corp.*............................   218  $    12,241
          United Therapeutics Corp.*...............   681       47,071
          ViaCell, Inc.*........................... 1,215        6,828
                                                           -----------
                                                               301,459
                                                           -----------
          BUILDING PRODUCTS - 0.4%
          Lennox International, Inc................   615       17,343
          Simpson Manufacturing Co., Inc...........   186        6,761
                                                           -----------
                                                                24,104
                                                           -----------
          CHEMICALS - 0.0%
          Westlake Chemical Corp...................    79        2,276
                                                           -----------
          COMMERCIAL SERVICES & SUPPLIES - 6.2%
          Aleris Intlernational, Inc.*.............   447       14,411
          Barrett Business Services, Inc.*.........   495       12,370
          Bright Horizons Family Solutions, Inc.*..   246        9,114
          Cogent, Inc.*............................   425        9,639
          CoStar Group, Inc.*...................... 1,370       59,143
          CSG Systems International, Inc.*.........   390        8,705
          eFunds Corp.*............................   700       16,408
          FTI Consulting, Inc.*....................   427       11,717
          Gevity HR, Inc...........................   298        7,664
          Headwaters, Inc.*........................   551       19,527
          Heartland Payment Systems, Inc.*.........   865       18,736
          Heidrick & Struggles International, Inc.*    54        1,731
          Huron Consulting Group, Inc.*............   740       17,753
          Intermap Technologies Corp.*............. 4,462       19,135
          John H. Harland Co.......................   164        6,166
          Kforce, Inc.*............................ 1,131       12,622
          Labor Ready, Inc.*.......................   707       14,720
          LECG Corp.*..............................   602       10,463
          Mobile Mini, Inc.*.......................   165        7,821
          MoneyGram International, Inc.............   358        9,337
          Navigant Consulting, Inc.*............... 1,100       24,178
          On Assignment, Inc.*..................... 1,395       15,219
          Resources Connection, Inc.*..............   878       22,881
          Sotheby's Holdings, Inc. - Class A*......   859       15,771
          Waste Services, Inc.*.................... 2,610        8,691
                                                           -----------
                                                               373,922
                                                           -----------
          COMMUNICATIONS EQUIPMENT - 1.9%
          ADTRAN, Inc..............................   613       18,231
          Arris Group, Inc.*....................... 2,961       28,041
          Avocent Corp.*...........................   557       15,145
          CommScope, Inc.*.........................   701       14,111
          Comtech Telecommunications Corp.*........   138        4,215
          Emulex Corp.*............................   688       13,615
          Ixia*.................................... 1,130       16,701
          Tekelec*.................................   507        7,047
                                                           -----------
                                                               117,106
                                                           -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMPUTERS & PERIPHERALS - 1.0%
          Intergraph Corp.*........................   436  $    21,717
          Mercury Computer Systems, Inc.*..........   359        7,406
          Palm, Inc.*..............................   441       14,024
          Presstek, Inc.*..........................   323        2,920
          TransAct Technologies, Inc.*............. 1,580       12,482
                                                           -----------
                                                                58,549
                                                           -----------
          CONSTRUCTION & ENGINEERING - 0.4%
          Perini Corp.*............................   409        9,877
          Walter Industries, Inc...................   248       12,331
                                                           -----------
                                                                22,208
                                                           -----------
          CONSTRUCTION MATERIALS - 0.2%
          Eagle Materials, Inc.....................   102       12,481
                                                           -----------
          CONTAINERS & PACKAGING - 1.3%
          Jarden Corp.*............................ 2,259       68,109
          Silgan Holdings, Inc.....................   338       12,208
                                                           -----------
                                                                80,317
                                                           -----------
          ELECTRIC UTILITIES - 0.1%
          Ormat Technologies, Inc..................   186        4,862
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.1%
          Directed Electronics, Inc.*.............. 1,250       17,938
          General Cable Corp.*.....................   784       15,445
          Metrologic Instruments, Inc.*............   700       13,482
          Paxar Corp.*.............................   369        7,243
          Regal-Beloit Corp........................   422       14,939
                                                           -----------
                                                                69,047
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
          Anixter International, Inc...............   363       14,201
          Hittite Microwave Corp.*.................   370        8,562
          Intevac, Inc.*........................... 1,100       14,520
          Itron, Inc.*.............................   337       13,493
          Optimal Group, Inc.*..................... 2,010       40,723
          Plexus Corp.*............................   188        4,275
          ScanSource, Inc.*........................   115        6,288
          ThermoGenesis Corp.*..................... 2,195       10,602
          Trimble Navigation Ltd.*.................   900       31,941
                                                           -----------
                                                               144,605
                                                           -----------
          ENERGY EQUIPMENT & SERVICES - 2.1%
          Basic Energy Services, Inc.*.............   515       10,274
          Cal Dive International, Inc.*............   882       31,655
          Global Industries Ltd.*..................   706        8,013
          Key Energy Services, Inc.*............... 1,335       17,983
          Oil States International, Inc.*..........   459       14,541
          Superior Energy Services, Inc.*..........   591       12,441
          TETRA Technologies, Inc.*................   539       16,450
          W-H Energy Services, Inc.*...............   441       14,588
                                                           -----------
                                                               125,945
                                                           -----------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          FINANCIAL - DIVERSIFIED - 4.4%
          Advanta Corp. - Class B.................   358  $    11,614
          Affiliated Managers Group, Inc.*........   248       19,902
          Calamos Asset Management, Inc. - Class A   970       30,507
          CompuCredit Corp.*......................   421       16,200
          Euronet Worldwide, Inc.*................ 2,975       82,705
          First Cash Financial Services, Inc.*....   140        4,082
          Gladstone Capital Corp..................   317        6,778
          IntercontinentalExchange, Inc.*.........   395       14,358
          International Securities Exchange, Inc.* 1,510       41,555
          Jackson Hewitt Tax Service, Inc.........   565       15,656
          optionsXpress Holdings, Inc.............   715       17,553
          Portfolio Recovery Associates, Inc.*....   180        8,359
                                                          -----------
                                                              269,269
                                                          -----------
          FOOD & DRUG RETAILING - 0.6%
          Central European Distribution Corp.*....    44        1,766
          Flowers Foods, Inc......................   354        9,756
          Longs Drug Stores Corp..................   388       14,120
          Provide Commerce, Inc.*.................   357       11,820
                                                          -----------
                                                               37,462
                                                          -----------
          FOOD PRODUCTS - 0.3%
          Gold Kist, Inc.*........................   374        5,591
          TreeHouse Foods, Inc.*..................   665       12,449
                                                          -----------
                                                               18,040
                                                          -----------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
          Advanced Medical Optics, Inc.*..........   186        7,775
          ArthroCare Corp.*.......................   190        8,007
          AtriCure, Inc.*.........................   440        4,686
          Biosite, Inc.*..........................   232       13,059
          Dexcom, Inc.*...........................   530        7,908
          Encore Medical Corp.*................... 1,425        7,054
          Foxhollow Technologies, Inc.*...........   755       22,491
          Greatbatch, Inc.*.......................   538       13,993
          I-Flow Corp.*........................... 2,155       31,506
          Illumina, Inc.*.........................   375        5,288
          Intuitive Surgical, Inc.*...............    98       11,492
          Kyphon, Inc.*...........................   393       16,046
          Mentor Corp.............................   270       12,442
          Molecular Devices Corp.*................   296        8,563
          Palomar Medical Technologies, Inc.*.....   481       16,854
          SeraCare Life Sciences, Inc.*........... 2,135       19,322
          STERIS Corp.............................   211        5,279
          Sybron Dental Specialties, Inc.*........   421       16,760
          Symmetry Medical, Inc.*.................   380        7,368
          Thoratec Corp.*......................... 1,114       23,049
          TriPath Imaging, Inc.*..................   962        5,811
          Ventana Medical Systems, Inc.*..........   155        6,564
          Wright Medical Group, Inc.*.............   955       19,482
                                                          -----------
                                                              290,799
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Advisory Board Co.*..........................    870 $    41,473
        Amedisys, Inc.*..............................     74       3,126
        Beverly Enterprises, Inc.*...................  1,346      15,708
        Centene Corp.*...............................  1,945      51,134
        ev3, Inc.*...................................    615       9,065
        First Horizon Pharmaceutical Corp.*..........    681      11,747
        Hythiam, Inc.*...............................  3,130      19,249
        LHC Group, Inc.*.............................  1,070      18,650
        Matria Healthcare, Inc.*.....................    372      14,419
        Odyssey HealthCare, Inc.*....................    797      14,856
        Omnicell, Inc.*..............................  2,905      34,715
        Per-Se Technologies, Inc.*...................    729      17,029
        PSS World Medical, Inc.*.....................  3,158      46,865
        Radiation Therapy Services, Inc.*............    795      28,071
        Sierra Health Services, Inc.*................    174      13,913
        Sunrise Senior Living, Inc.*.................     90       3,034
        United Surgical Partners International, Inc.*  1,277      41,056
        Ventiv Health, Inc.*.........................    561      13,251
                                                             -----------
                                                                 397,361
                                                             -----------
        HOTELS, RESTAURANTS & LEISURE - 3.1%
        Ambassadors Group, Inc.......................    567      12,979
        Bluegreen Corp.*.............................    707      11,171
        California Pizza Kitchen, Inc.*..............    472      15,090
        Century Casinos, Inc.*.......................  3,610      31,046
        Four Seasons Hotels, Inc.....................    305      15,174
        IHOP Corp....................................    300      14,073
        Mikohn Gaming Corp.*.........................  2,550      25,168
        Multimedia Games, Inc.*......................  1,157      10,702
        OneTravel Holdings, Inc.*....................  4,630       9,399
        Orient-Express Hotels, Ltd...................    935      29,471
        Papa John's International, Inc.*.............    278      16,488
                                                             -----------
                                                                 190,761
                                                             -----------
        HOUSEHOLD DURABLES - 0.8%
        Ethan Allen Interiors, Inc...................    335      12,237
        Knoll, Inc...................................    905      15,484
        Matthews International Corp. - Class A.......    107       3,896
        Stanley Furniture Co., Inc...................    215       4,984
        WCI Communities, Inc.*.......................    335       8,995
                                                             -----------
                                                                  45,596
                                                             -----------
        INSURANCE - 1.0%
        HealthExtras, Inc.*..........................  1,300      32,630
        ProAssurance Corp.*..........................    162       7,880
        Selective Insurance Group, Inc...............    236      12,531
        U.S.I. Holdings Corp.*.......................    525       7,229
                                                             -----------
                                                                  60,270
                                                             -----------
        INTERNET & CATALOG RETAIL - 2.8%
        Baby Universe, Inc.*.........................    180       1,509
        Blue Nile, Inc.*.............................    745      30,031
        DrugMax, Inc.*............................... 15,175      18,210

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            INTERNET & CATALOG RETAIL - CONTINUED
            Insight Enterprises, Inc.*........... 1,002  $    19,649
            NetFlix, Inc.*.......................   655       17,724
            Submarino SA*........................ 2,280       40,514
            ValueVision Media, Inc.*............. 3,475       43,785
                                                         -----------
                                                             171,422
                                                         -----------
            INTERNET SOFTWARE & SERVICES - 5.4%
            Arbinet-thexchange, Inc.*............    34          238
            Blue Coat Systems, Inc.*.............   339       15,499
            CNET Networks, Inc.*................. 1,474       21,653
            DealerTrack Holdings, Inc.*..........   685       14,371
            Digital Insight Corp.*...............   500       16,010
            Digitas, Inc.*....................... 1,236       15,475
            EarthLink, Inc.*.....................   699        7,766
            eCollege.com, Inc.*..................   436        7,861
            Equinix, Inc.*.......................   965       39,334
            GSI Commerce, Inc.*.................. 1,725       26,030
            Infocrossing, Inc.*.................. 4,849       41,750
            j2 Global Communications, Inc.*......   196        8,377
            LivePerson, Inc.*.................... 5,825       32,678
            NETGEAR, Inc.*.......................   521       10,029
            TechTeam Global, Inc.*............... 1,490       14,960
            United Online, Inc...................   494        7,025
            ValueClick, Inc.*.................... 2,300       41,653
            WebEx Communications, Inc.*..........   371        8,025
                                                         -----------
                                                             328,734
                                                         -----------
            IT CONSULTING & SERVICES - 0.8%
            Anteon International Corp.*..........   390       21,197
            Covansys Corp.*......................   615        8,370
            Perot Systems Corp. - Class A*.......   541        7,650
            Workstream, Inc.*.................... 8,475       13,975
                                                         -----------
                                                              51,192
                                                         -----------
            LEISURE EQUIPMENT & PRODUCTS - 1.9%
            Leapfrog Enterprises, Inc.*..........   242        2,819
            Marvel Entertainment, Inc.*.......... 2,195       35,954
            Oakley, Inc..........................   651        9,563
            Polaris Industries, Inc..............   580       29,116
            RC2 Corp.*...........................   296       10,514
            WMS Industries, Inc.*................ 1,165       29,230
                                                         -----------
                                                             117,196
                                                         -----------
            MACHINERY - 1.8%
            Applied Industrial Technologies, Inc.   421       14,184
            JLG Industries, Inc..................   255       11,643
            Joy Global, Inc......................   126        5,040
            Lincoln Electric Holdings, Inc.......   308       12,215
            Manitowoc Co., Inc. (The)............   362       18,180
            Reliance Steel & Aluminum Co.........   354       21,636
            Terex Corp.*.........................   183       10,870
            Wabtec Corp..........................   655       17,620
                                                         -----------
                                                             111,388
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            MARINE - 0.1%
            Kirby Corp.*.........................    108 $     5,634
                                                         -----------
            MEDIA - 2.6%
            Catalina Marketing Corp..............    600      15,210
            Genius Products, Inc.*............... 13,760      27,795
            Harris Interactive, Inc.*............  2,745      11,831
            Lions Gate Entertainment Corp.*......  5,585      42,893
            Playboy Enterprises, Inc. - Class B*.    840      11,668
            Sonic Solutions, Inc.*...............  1,725      26,065
            Thomas Nelson, Inc...................    527      12,990
            TiVo, Inc.*..........................  1,892       9,687
                                                         -----------
                                                             158,139
                                                         -----------
            METALS & MINING - 0.8%
            Allegheny Technologies, Inc..........    474      17,102
            Birch Mountain Resources, Ltd.*......  2,120      15,200
            Century Aluminum Co.*................    333       8,728
            Cleveland-Cliffs, Inc................     78       6,909
            Quanex Corp..........................     67       3,348
                                                         -----------
                                                              51,287
                                                         -----------
            OIL & GAS - 3.8%
            Bill Barrett Corp.*..................    285      11,004
            Callon Petroleum Co.*................    605      10,678
            Carrizo Oil & Gas, Inc.*.............    540      13,343
            Clayton Williams Energy, Inc.*.......    390      16,279
            Edge Petroleum Corp.*................    332       8,270
            Frontier Oil Corp....................    497      18,652
            Gasco Energy, Inc.*..................  2,195      14,333
            Helmerich & Payne, Inc...............    204      12,630
            Holly Corp...........................    121       7,123
            KCS Energy, Inc.*....................    784      18,989
            Remington Oil & Gas Corp.*...........    333      12,155
            Synenco Energy, Inc. - Class A*......    943      13,782
            W&T Offshore, Inc....................    386      11,348
            Western Oil Sands, Inc. - Class A*...  2,658      63,398
                                                         -----------
                                                             231,984
                                                         -----------
            PERSONAL PRODUCTS - 0.4%
            NBTY, Inc.*..........................    599       9,734
            Parlux Fragrances, Inc.*.............    400      12,212
                                                         -----------
                                                              21,946
                                                         -----------
            PHARMACEUTICALS - 3.5%
            Adams Respiratory Therapeutics, Inc.*    420      17,077
            Alpharma, Inc. - Class A.............    670      19,102
            Coley Pharmaceutical Group, Inc.*....    220       3,335
            Connetics Corp.*.....................    573       8,280
            Cubist Pharmaceuticals, Inc.*........  2,583      54,889
            Idenix Pharmaceuticals, Inc.*........    401       6,861
            K-V Pharmaceutical Co. - Class A*....    850      17,510
            Kos Pharmaceuticals, Inc.*...........    202      10,449
            MGI Pharma, Inc.*....................  1,375      23,595

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           MWI Veterinary Supply, Inc.*...........   385  $     9,937
           New River Pharmaceuticals, Inc.*.......   300       15,564
           Pharmion Corp.*........................   655       11,639
           Renovis, Inc.*.........................   263        4,024
           Salix Pharmaceuticals, Ltd.*...........   670       11,779
                                                          -----------
                                                              214,041
                                                          -----------
           REAL ESTATE - 1.8%
           Alexandria Real Estate Equities, Inc...    57        4,589
           American Home Mortgage Investment Corp.
             (REIT)...............................   192        6,253
           Brookfield Homes Corp..................   166        8,255
           Corrections Corporation of America*....    90        4,047
           Digital Realty Trust, Inc. (REIT)......   615       13,918
           Jones Lang LaSalle, Inc................   608       30,613
           Kilroy Realty Corp. (REIT).............   261       16,156
           RAIT Investment Trust (REIT)...........   421       10,912
           Sovran Self Storage, Inc. (REIT).......   240       11,273
                                                          -----------
                                                              106,016
                                                          -----------
           RETAIL - SPECIALTY - 3.6%
           Aaron Rents, Inc.......................   554       11,679
           America's Car-Mart, Inc.*..............   380        6,278
           Charlotte Russe Holding, Inc.*.........   210        4,374
           Children's Place Retail Stores, Inc.*..   341       16,852
           Guitar Center, Inc.*...................   178        8,902
           Gymboree Corp. (The)*.................. 2,228       52,135
           Hughes Supply, Inc.....................   122        4,374
           Jos. A. Bank Clothiers, Inc.*..........   390       16,930
           Pacific Sunwear of California, Inc.*...   900       22,428
           Rush Enterprises, Inc. Class A*........   189        2,812
           Select Comfort Corp.*..................   674       18,434
           Sports Authority, Inc.*................   371       11,549
           Talbots, Inc. (The)....................   210        5,842
           Under Armour, Inc. - Class A*..........   145        5,555
           Zumiez, Inc.*..........................   765       33,063
                                                          -----------
                                                              221,207
                                                          -----------
           ROAD & RAIL - 1.4%
           Genesee & Wyoming, Inc. - Class A*.....   318       11,941
           Landstar System, Inc...................   173        7,221
           Old Dominion Freight Line, Inc.*.......   507       13,679
           Pacer International, Inc............... 1,492       38,881
           Sirva, Inc.*........................... 1,282       10,256
                                                          -----------
                                                               81,978
                                                          -----------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
           Cohu, Inc..............................   527       12,052
           Cymer, Inc.*...........................   521       18,501
           Diodes, Inc.*..........................   509       15,804
           DSP Group, Inc.*.......................   563       14,109
           FormFactor, Inc.*......................   310        7,573

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Kulicke & Soffa Industries, Inc.*..............   732  $     6,471
       Microsemi Corp.*...............................   764       21,132
       Microtune, Inc.*...............................   729        3,040
       MIPS Technologies, Inc.*....................... 1,420        8,066
       MKS Instruments, Inc.*.........................   350        6,262
       ON Semiconductor Corp.*........................ 2,401       13,278
       PortalPlayer, Inc.*............................   519       14,698
       Rudolph Technologies, Inc.*.................... 1,095       14,104
       Silicon Storage Technology, Inc.*..............   743        3,752
       Sunpower Corp.*................................    90        3,059
       Supertex, Inc.*................................   218        9,646
       Varian Semiconductor Equipment Associates,
         Inc.*........................................   359       15,771
       Zoran Corp.*...................................   915       14,832
                                                              -----------
                                                                  202,150
                                                              -----------
       SOFTWARE - 9.1%
       Advent Software, Inc.*.........................   500       14,455
       American Reprographics Co.*.................... 1,040       26,426
       Blackbaud, Inc................................. 1,435       24,510
       Cerner Corp.*..................................   234       21,273
       Dendrite International, Inc.*..................   803       11,571
       Emageon, Inc.*.................................   655       10,415
       Epicor Software Corp.*......................... 1,179       16,659
       EPIQ Systems, Inc.*............................   700       12,978
       Inter-Tel, Inc.................................   558       10,920
       Intervoice, Inc.*..............................   518        4,123
       MapInfo Corp.*.................................   901       11,362
       Mentor Graphics Corp.*.........................   962        9,947
       Merge Technologies, Inc.*......................   497       12,445
       MICROS Systems, Inc.*..........................   670       32,374
       Microstrategy, Inc. - Class A*.................   192       15,886
       MRO Software, Inc.*............................   598        8,396
       Open Solutions, Inc.*.......................... 1,645       37,703
       Progress Software Corp.*.......................   395       11,210
       Quest Software, Inc.*.......................... 2,601       37,949
       Secure Computing Corp.*........................   674        8,263
       TALX Corp...................................... 2,212      101,111
       THQ, Inc.*.....................................   738       17,601
       Transaction Systems Architects, Inc. - Class A*   521       15,000
       Ultimate Software Group, Inc.*................. 3,245       61,882
       Vocus, Inc.*...................................   505        5,262
       Wind River Systems, Inc.*......................   965       14,253
                                                              -----------
                                                                  553,974
                                                              -----------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          Golden Telecom, Inc......................   248  $     6,438
          Premiere Global Services, Inc.*..........   866        7,041
                                                           -----------
                                                                13,479
                                                           -----------

          TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
          Dobson Communications Corp. - Class A*... 1,130        8,475
          Syniverse Holdings, Inc.*................   351        7,336
          UbiquiTel, Inc.*......................... 2,545       25,170
                                                           -----------
                                                                40,981
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 3.4%
          Carter's, Inc.*.......................... 1,149       67,619
          Deckers Outdoor Corp.*...................   359        9,916
          Oxford Industries, Inc...................   219       11,979
          Phillips-Van Heusen Corp.................   437       14,159
          Quiksilver, Inc.*........................ 4,730       65,463
          Volcom, Inc.*............................ 1,125       38,261
                                                           -----------
                                                               207,397
                                                           -----------
          TRADING COMPANIES & DISTRIBUTORS - 0.6%
          Beacon Roofing Supply, Inc.*.............   675       19,393
          Navarre Corp.*...........................   391        2,162
          WESCO International, Inc.*...............   366       15,639
                                                           -----------
                                                                37,194
                                                           -----------
          Total Common Stocks
          (Cost $5,439,514)                                  5,894,035
                                                           -----------

          PREFERRED STOCK - 0.5%
          TRANSPORTATION - 0.5%
          All America Latina Logistica SA
            (Cost - $26,409).......................   700       29,897
                                                           -----------

          TOTAL INVESTMENTS - 97.5%
          (Cost $5,465,923)                                  5,923,932

          Other Assets and Liabilities (net) - 2.5%            151,037
                                                           -----------

          TOTAL NET ASSETS - 100.0%                        $ 6,074,969
                                                           ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.2%
         AEROSPACE & DEFENSE - 3.4%
         AAR Corp.*...............................      659 $    15,783
         Aeroflex, Inc.*..........................    4,435      47,676
         Applied Signal Technology, Inc...........    1,050      23,835
         Armor Holdings, Inc.*....................      388      16,548
         Curtiss-Wright Corp......................      450      24,570
         DRS Technologies, Inc....................      881      45,301
         Esterline Technologies Corp.*............      220       8,182
                                                            -----------
                                                                181,895
                                                            -----------
         AIRLINES - 0.5%
         Mesa Air Group, Inc.*....................    1,553      16,244
         Republic Airways Holdings, Inc.*.........      694      10,549
                                                            -----------
                                                                 26,793
                                                            -----------
         AUTO COMPONENTS - 0.9%
         Aftermarket Technology Corp.*............      686      13,336
         ArvinMeritor, Inc........................      621       8,936
         Commercial Vehicle Group, Inc.*..........      178       3,343
         Goodyear Tire & Rubber Co.*..............      855      14,860
         Noble International, Ltd.................      325       6,773
         Visteon Corp.*...........................      304       1,903
                                                            -----------
                                                                 49,151
                                                            -----------
         BANKS - 7.4%
         Accredited Home Lenders Holding Co.*.....       64       3,173
         AmericanWest Bancorp*....................      378       8,932
         BancFirst Corp...........................      136      10,744
         Berkshire Hills Bancorp, Inc.............      319      10,687
         Cardinal Financial Corp..................    1,066      11,726
         Central Pacific Financial Corp...........       71       2,550
         City Holding Co..........................      309      11,109
         Corus Bankshares, Inc....................      199      11,198
         First Bancorp............................      722       8,960
         First Citizens BancShares, Inc. - Class A       85      14,826
         First Community Bancorp of California....      268      14,571
         First Indiana Corp.......................      344      11,827
         First Niagara Financial Group, Inc.......    1,209      17,494
         First Republic Bank......................      357      13,213
         First State Bancorp......................      485      11,635
         FirstFed Financial Corp.*................      254      13,848
         Frontier Financial Corp..................       86       2,752
         Glacier Bancorp, Inc.....................      377      11,329
         Hanmi Financial Corp.....................      569      10,162
         Heartland Financial USA, Inc.............      547      11,870
         Independent Bank Corp....................      354       9,639
         ITLA Capital Corp.*......................       59       2,882
         Mercantile Bank Corp.....................      185       7,123
         Oriental Financial Group, Inc............      673       8,318
         Placer Sierra Bancshares.................      337       9,338
         Prosperity Bancshares, Inc...............      418      12,013
         R&G Financial Corp. - Class B............    1,850      24,420

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Seacoast Banking Corp. of Florida..............   488  $    11,200
       Southwest Bancorp of Oklahoma, Inc.............   451        9,020
       Sterling Financial Corp. of Spokane............   600       14,988
       SVB Financial Group*...........................   192        8,993
       TierOne Corp...................................   418       12,293
       UMB Financial Corp.............................   217       13,869
       Umpqua Holdings Corp...........................   547       15,606
       Union Bankshares Corp..........................   266       11,465
       WesBanco, Inc..................................   408       12,407
                                                              -----------
                                                                  396,180
                                                              -----------
       BIOTECHNOLOGY - 1.0%
       Albany Molecular Research, Inc.*...............   253        3,074
       Applera Corp. - Celera Genomics Group*.........   784        8,593
       Charles River Laboratories International, Inc.*   550       23,303
       Savient Pharmaceuticals, Inc. *................ 1,893        7,080
       Tanox, Inc.*...................................   780       12,769
                                                              -----------
                                                                   54,819
                                                              -----------
       BUILDING PRODUCTS - 0.5%
       Beazer Homes USA, Inc..........................   118        8,595
       Griffon Corp.*.................................   200        4,762
       Lennox International, Inc......................   438       12,352
                                                              -----------
                                                                   25,709
                                                              -----------
       CHEMICALS - 1.2%
       Georgia Gulf Corp..............................   700       21,294
       H.B. Fuller Co.................................   430       13,790
       NewMarket Corp.*...............................   378        9,246
       PolyOne Corp.*................................. 1,442        9,272
       Silgan Holdings, Inc...........................    68        2,456
       Westlake Chemical Corp.........................   300        8,643
                                                              -----------
                                                                   64,701
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 6.3%
       Aleris International, Inc.*.................... 1,200       38,688
       Aviall, Inc.*.................................. 1,400       40,320
       CDI Corp.......................................   356        9,754
       Central Parking Corp...........................   704        9,659
       Clark, Inc.....................................   714        9,461
       Covanta Holding Corp.*......................... 1,100       16,566
       Electro Rent Corp.*............................   749       11,168
       Ennis, Inc.....................................   670       12,174
       Headwaters, Inc.*..............................   250        8,860
       HMS Holdings Corp.*............................ 5,650       43,222
       MAXIMUS, Inc...................................   338       12,401
       MoneyGram International, Inc...................   378        9,858
       Nobel Learning Communities, Inc.*.............. 3,600       33,984
       PHH Corp.*.....................................   440       12,329
       Quanta Services, Inc.*......................... 1,300       17,121
       SOURCECORP, Inc.*..............................   478       11,462
       WCA Waste Corp.*............................... 5,050       39,895
                                                              -----------
                                                                  336,922
                                                              -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - 2.2%
          Avocent Corp.*...........................   330  $     8,973
          Black Box Corp...........................   101        4,785
          CommScope, Inc.*......................... 3,365       67,737
          Emulex Corp. *...........................   754       14,922
          Foundry Networks, Inc.*..................   341        4,709
          McData Corp.*............................   798        3,032
          Powerwave Technologies, Inc.*............   912       11,464
          UTStarcom, Inc.*.........................   163        1,314
                                                           -----------
                                                               116,936
                                                           -----------
          COMPUTERS & PERIPHERALS - 1.3%
          Electronics for Imaging, Inc.*...........   114        3,033
          Imation Corp.............................   370       17,046
          Intergraph Corp.*........................   302       15,043
          Komag, Inc.*.............................   926       32,095
                                                           -----------
                                                                67,217
                                                           -----------
          CONSTRUCTION & MATERIALS - 3.2%
          EMCOR Group, Inc.*.......................   736       49,702
          Perini Corp.*............................   500       12,075
          Texas Industries, Inc....................   254       12,659
          URS Corp.*............................... 1,588       59,725
          Walter Industries, Inc...................   700       34,804
                                                           -----------
                                                               168,965
                                                           -----------
          CONTAINERS & PACKAGING - 0.5%
          Crown Holdings, Inc.*....................   198        3,867
          Jarden Corp.*............................   289        8,713
          Myers Industrials, Inc...................   852       12,422
                                                           -----------
                                                                25,002
                                                           -----------
          ELECTRIC UTILITIES - 2.4%
          Allegheny Energy, Inc....................   800       25,320
          Avista Corp..............................   730       12,928
          Black Hills Corp.........................   328       11,352
          Cleco Corp...............................   608       12,677
          El Paso Electric Co.*....................   412        8,669
          NGP Capital Resources Co................. 1,517       19,918
          NorthWestern Corp........................   256        7,954
          Otter Tail Corp..........................   454       13,157
          Sierra Pacific Resources*................ 1,036       13,509
                                                           -----------
                                                               125,484
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.4%
          AO Smith Corp............................    38        1,334
          Encore Wire Corp.*.......................   267        6,077
          General Cable Corp.*..................... 1,900       37,430
          Regal-Beloit Corp........................   381       13,487
          Thomas & Betts Corp.*....................   340       14,267
                                                           -----------
                                                                72,595
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
          Anixter International, Inc............... 1,651       64,587
          Checkpoint Systems, Inc.*................   323        7,962

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        MTS System Corp..............................   114  $     3,949
        Park Electrochemical Corp....................   432       11,223
        PerkinElmer, Inc............................. 1,650       38,874
        ScanSource, Inc.*............................   500       27,340
        Veeco Instruments, Inc.*.....................   203        3,518
                                                             -----------
                                                                 157,453
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 2.6%
        Cal Dive International, Inc.*................   800       28,712
        Grey Wolf, Inc.*............................. 3,350       25,896
        Lufkin Industries, Inc.......................    74        3,690
        NATCO Group, Inc.*........................... 1,400       28,644
        NS Group, Inc.*..............................   500       20,905
        Oil States International, Inc.*..............   928       29,399
                                                             -----------
                                                                 137,246
                                                             -----------
        FINANCIAL - DIVERSIFIED - 3.5%
        Apollo Investment Corp.......................   777       13,932
        ASTA Funding, Inc............................   121        3,308
        Commercial Capital Bancorp, Inc..............   594       10,169
        CBIZ, Inc.*..................................   932        5,611
        CompuCredit Corp.*...........................   209        8,042
        Doral Financial Corp.........................   191        2,025
        Federal Agricultural Mortgage Corp. - Class C   505       15,115
        Jackson Hewitt Tax Service, Inc..............   112        3,103
        Labranche & Co., Inc.*.......................   565        5,712
        Piper Jaffray Cos.*..........................   420       16,968
        Prospect Energy Corp......................... 2,193       33,267
        Tortoise Energy Capital Corp................. 1,700       37,808
        Tortoise Energy Infrastructure Corp..........   824       22,273
        WSFS Financial Corp..........................   143        8,759
                                                             -----------
                                                                 186,092
                                                             -----------
        FOOD & DRUG RETAILING - 0.8%
        Casey's General Stores, Inc..................   628       15,574
        Longs Drug Stores Corp.......................    61        2,220
        Ruddick Corp.................................   485       10,321
        Smart & Final, Inc.*.........................   341        4,392
        Terra Industries, Inc.*...................... 1,573        8,809
                                                             -----------
                                                                  41,316
                                                             -----------
        FOOD PRODUCTS - 1.3%
        Central Garden and Pet Co.*..................   171        7,855
        Chiquita Brands International, Inc........... 1,483       29,675
        Corn Products International, Inc.............   700       16,723
        Hain Celestial Group, Inc.*..................   600       12,696
        J&J Snack Foods Corp.........................    58        3,446
                                                             -----------
                                                                  70,395
                                                             -----------
        GAS UTILITIES - 1.9%
        Energen Corp.................................   262        9,516
        Laclede Group Inc. (The).....................    86        2,512
        Northwest Natural Gas Co.....................    65        2,222

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         GAS UTILITIES - CONTINUED
         South Jersey Industries, Inc...............   404  $    11,772
         Southern Union Co.*........................ 2,600       61,438
         Southwest Gas Corp.........................   547       14,441
                                                            -----------
                                                                101,901
                                                            -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
         Adeza Biomedical Corp.*.................... 2,000       42,100
         Beckman Coulter, Inc.......................   600       34,140
         Cooper Cos., Inc. (The)....................   700       35,910
         DJ Orthopedics, Inc.*......................   330        9,102
         Greatbatch, Inc.*..........................   433       11,262
         Hanger Orthopedic Group, Inc.*............. 3,600       20,556
         Kinetic Concepts, Inc.*.................... 1,500       59,640
         Molecular Devices Corp.*...................   346       10,010
         STERIS Corp................................   209        5,229
                                                            -----------
                                                                227,949
                                                            -----------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Genesis HealthCare Corp.*..................    67        2,447
         Kindred Healthcare, Inc.*..................   250        6,440
         LifePoint Hospitals, Inc.*.................   850       31,875
         Odyssey HealthCare, Inc.*..................   149        2,777
         Option Care, Inc........................... 1,600       21,376
         Pediatrix Medical Group, Inc.*.............   131       11,603
         Radiation Therapy Services, Inc.*..........   208        7,345
         Stewart Enterprises, Inc................... 1,640        8,872
                                                            -----------
                                                                 92,735
                                                            -----------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Bluegreen Corp.*...........................   141        2,228
         Century Casinos, Inc.*..................... 3,000       25,800
         Dominos Pizza, Inc.........................   569       13,770
         Lakes Entertainment, Inc.*................. 3,200       21,280
         Lone Star Steakhouse & Saloon, Inc.........   347        8,238
         Multimedia Games, Inc.*.................... 1,048        9,694
         Sunterra Corp.*............................   600        8,532
         Vail Resorts, Inc.*........................   438       14,467
                                                            -----------
                                                                104,009
                                                            -----------
         HOUSEHOLD DURABLES - 0.6%
         CSS Industries, Inc........................   125        3,841
         Fleetwood Enterprises, Inc.*...............   720        8,892
         Stanley Furniture Co., Inc.................   266        6,166
         WCI Communities, Inc.*.....................   420       11,277
                                                            -----------
                                                                 30,176
                                                            -----------
         INDUSTRIAL - DIVERSIFIED - 0.2%
         Chemed Corp................................   246       12,221
                                                            -----------
         INSURANCE - 5.8%
         Alfa Corp..................................   729       11,737
         American Equity Investment Life Holding Co.   171        2,232
         AmerUs Group Co............................   113        6,404
         Arch Capital Group, Ltd.*..................   800       43,800

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          INSURANCE - CONTINUED
          Aspen Insurance Holdings, Ltd........... 1,100  $    26,037
          Delphi Financial Group - Class A........   241       11,088
          Endurance Specialty Holdings, Ltd.......   650       23,302
          FBL Financial Group, Inc. - Class A.....   253        8,301
          Harleysville Group, Inc.................   189        5,009
          Horace Mann Educators Corp..............   667       12,646
          Odyssey Re Holdings Corp................ 1,100       27,588
          Ohio Casualty Corp......................   360       10,195
          Philadelphia Consolidated Holding Corp.*    61        5,898
          Phoenix, Cos., Inc...................... 1,093       14,909
          Platinum Underwriters Holdings, Ltd.....   900       27,999
          ProAssurance Corp.*.....................    40        1,946
          Quanta Capital Holdings, Ltd.*.......... 6,900       35,190
          RLI Corp................................   154        7,680
          Safety Insurance Group, Inc.............   450       18,166
          U.S.I. Holdings Corp.*..................   998       13,742
                                                          -----------
                                                              313,869
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Keynote Systems, Inc.*..................   505        6,489
          SonicWALL, Inc.*........................ 1,539       12,189
          United Online, Inc...................... 3,063       43,556
                                                          -----------
                                                               62,234
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          JAKKS Pacific, Inc.*....................   309        6,470
          MarineMax, Inc.*........................    89        2,810
          Oakley, Inc.............................   144        2,115
          RC2 Corp.*..............................   146        5,186
                                                          -----------
                                                               16,581
                                                          -----------
          MACHINERY - 4.5%
          AGCO Corp.*.............................   883       14,631
          Albany International Corp. - Class A....   404       14,609
          Applied Industrial Technologies, Inc....   140        4,717
          Barnes Group, Inc.......................   332       10,956
          Bucyrus International, Inc. - Class A...   350       18,445
          Gardner Denver, Inc.*...................   100        4,930
          Insteel Industries, Inc................. 2,400       39,744
          Lincoln Electric Holdings, Inc..........   411       16,300
          NACCO Industries Inc. - Class A.........    35        4,100
          Reliance Steel & Aluminum Co............   243       14,852
          Terex Corp.*............................   832       49,421
          Trinity Industries, Inc.................   378       16,659
          Watts Water Technologies, Inc. - Class A 1,100       33,319
                                                          -----------
                                                              242,683
                                                          -----------
          MEDIA - 0.8%
          Gray Television, Inc....................   656        6,442
          R.H. Donnelley Corp.*...................   135        8,319
          Radio One, Inc. - Class D*..............   772        7,990
          Scholastic Corp.*.......................   364       10,377
          World Wrestling Entertainment, Inc......   632        9,278
                                                          -----------
                                                               42,406
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           METALS & MINING - 6.0%
           AM Castle & Co.*.......................  1,200 $    26,208
           Cameco Corp............................    900      57,051
           Carpenter Technology Corp..............    125       8,809
           Commercial Metals Co...................    159       5,969
           Foundation Coal Holdings, Inc..........    339      12,882
           Northwest Pipe Co.*....................  1,000      26,800
           Oregon Steel Mills, Inc.*..............  2,100      61,782
           Quanex Corp............................    126       6,296
           RTI International Metals, Inc.*........  1,600      60,720
           Ryerson Tull, Inc......................    602      14,640
           Steel Dynamics, Inc....................     74       2,628
           Uranium Resources, Inc.*............... 25,300      16,698
           Yamana Gold Inc.*......................  2,600      17,186
                                                          -----------
                                                              317,669
                                                          -----------
           OIL & GAS - 7.8%
           Atwood Oceanics, Inc.*.................    300      23,409
           Carrizo Oil & Gas, Inc.*...............  1,000      24,710
           Cimarex Energy Co.*....................    440      18,924
           Denbury Resources, Inc.*...............    600      13,668
           Edge Petroleum Corp.*..................    451      11,234
           GMX Resources Inc.*....................    900      32,400
           Grant Prideco, Inc.*...................    600      26,472
           Helmerich & Payne, Inc.................    166      10,277
           Holly Corp.............................    400      23,548
           Oceaneering International, Inc.*.......    219      10,902
           Parallel Petroleum Corp.*..............  2,500      42,525
           Patterson-UTI Energy, Inc..............    800      26,360
           Petrohawk Energy Corp.*................  2,400      31,728
           Pioneer Drilling Co.*..................  1,400      25,102
           RPC, Inc...............................    509      13,394
           Stone Energy Corp.*....................    250      11,382
           Swift Energy Co.*......................    327      14,738
           Tidewater, Inc.........................    800      35,568
           TransMontaigne, Inc.*..................  1,138       7,511
           W&T Offshore, Inc......................    429      12,613
                                                          -----------
                                                              416,465
                                                          -----------
           PAPER & FOREST PRODUCTS - 0.2%
           Glatfelter.............................    777      11,026
                                                          -----------
           PERSONAL PRODUCTS - 0.1%
           NBTY, Inc.*............................    486       7,898
                                                          -----------
           PHARMACEUTICALS - 1.0%
           Alpharma, Inc., - Class A..............    515      14,683
           Par Pharmaceutical Cos., Inc.*.........  1,150      36,041
                                                          -----------
                                                               50,724
                                                          -----------
           REAL ESTATE - 8.2%
           Aames Investment Corp. (REIT)..........  2,900      18,734
           American Home Mortgage Investment Corp.
             (REIT)...............................    330      10,748

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          REAL ESTATE - CONTINUED
          Anthracite Capital, Inc. (REIT)......... 1,074  $    11,309
          Arbor Realty Trust, Inc. (REIT).........   352        9,124
          Ashford Hospitality Trust, Inc. (REIT)..   638        6,693
          BioMed Realty Trust, Inc. (REIT)........   101        2,464
          Brookfield Homes Corp...................   155        7,708
          Colonial Properties Trust (REIT)........   293       12,300
          Commercial Net Lease Realty, Inc. (REIT)   625       12,731
          Digital Realty Trust, Inc. (REIT).......   281        6,359
          Entertainment Properties Trust (REIT)...   284       11,573
          Equity Inns, Inc. (REIT)................   937       12,696
          Equity One, Inc. (REIT).................   598       13,826
          FelCor Lodging Trust, Inc. (REIT).......   865       14,887
          First Potomac Realty Trust (REIT).......   438       11,651
          GMH Communities Trust (REIT)............ 1,500       23,265
          Gramercy Capital Corp. (REIT)...........   456       10,388
          Impac Mortgage Holdings, Inc. (REIT)....   631        5,938
          Innkeepers USA Trust (REIT).............   849       13,584
          Kilroy Realty Corp. (REIT)..............   254       15,723
          KKR Financial Corp. (REIT).............. 1,300       31,187
          LaSalle Hotel Properties (REIT).........   380       13,954
          MeriStar Hospitality Corp. (REIT)*...... 1,542       14,495
          Newcastle Investment Corp. (REIT)....... 1,400       34,790
          Novastar Financial, Inc. (REIT)......... 1,700       47,787
          OMEGA Healthcare Investors, Inc. (REIT).   390        4,910
          RAIT Investment Trust (REIT)............   395       10,238
          Saxon Capital, Inc. (REIT)..............   378        4,283
          Sovran Self Storage, Inc. (REIT)........   261       12,259
          Strategic Hotel Capital, Inc. (REIT)....   182        3,745
          Sunstone Hotel Investors, Inc. (REIT)...   460       12,222
          Trammell Crow Co.*......................   547       14,030
                                                          -----------
                                                              435,601
                                                          -----------
          RETAIL - MULTILINE - 0.4%
          Bon-Ton Stores, Inc. (The)..............   600       11,478
          Burlington Coat Factory Warehouse Corp..   198        7,962
                                                          -----------
                                                               19,440
                                                          -----------
          RETAIL - SPECIALTY - 2.1%
          Buckle, Inc.............................   267        8,608
          Conn's, Inc.*...........................   300       11,061
          Genesco. Inc.*..........................   239        9,271
          Group 1 Automotive, Inc.*...............   424       13,326
          Hughes Supply, Inc...................... 1,099       39,399
          Lithia Motors, Inc. - Class A...........   327       10,281
          Men's Wearhouse, Inc.*..................   288        8,479
          Sports Authority, Inc.*.................   341       10,615
          United Rentals, Inc.*...................   113        2,643
                                                          -----------
                                                              113,683
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          ROAD & RAIL - 0.5%
          Arkansas Best Corp.......................   361  $    15,768
          Dollar Thrifty Automotive Group*.........    67        2,417
          Sirva, Inc.*............................. 1,030        8,240
                                                           -----------
                                                                26,425
                                                           -----------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
          Cohu, Inc................................   411        9,400
          Conexant System, Inc.*................... 2,678        6,052
          Credence Systems Corp.*.................. 1,103        7,677
          Entegris, Inc.*..........................   673        6,340
          Integrated Silicon Solutions, Inc.*...... 1,175        7,567
          MKS Instruments, Inc.*...................   651       11,646
          PortalPlayer, Inc.*......................   177        5,013
          Standard Microsystems Corp.*.............   215        6,168
          Zoran Corp.*.............................   761       12,336
                                                           -----------
                                                                72,199
                                                           -----------
          SOFTWARE - 0.8%
          Magma Design Automation, Inc*............   403        3,389
          Nuance Communications, Inc.*............. 1,919       14,642
          Open Solutions, Inc.*....................   113        2,590
          Progress Software Corp.*.................    93        2,639
          TALX Corp................................   380       17,370
          THQ, Inc.*...............................   134        3,196
                                                           -----------
                                                                43,826
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
          Cincinnati Bell, Inc.*................... 2,451        8,603
          CT Communications, Inc...................   900       10,926
          Golden Telecom, Inc......................   378        9,813
          RCN Corp.*...............................   486       11,397
                                                           -----------
                                                                40,739
                                                           -----------
          TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
          InPhonic, Inc.*.......................... 1,900       16,511
          Price Communications Corp.*..............   783       11,643
          USA Mobility, Inc.*......................   169        4,685
                                                           -----------
                                                                32,839
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Phillips-Van Heusen Corp.................   227        7,355
          Russell Corp.............................   573        7,713
          Steven Madden, Ltd.*.....................   184        5,378
          Stride Rite Corp.........................   749       10,156
          Wellman, Inc.............................   869        5,892
                                                           -----------
                                                                36,494
                                                           -----------
          TOBACCO - 0.1%
          Alliance One International, Inc.......... 1,948        7,597
                                                           -----------
          Total Common Stocks
          (Cost $4,847,041)                                  5,184,260
                                                           -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 6.9%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $121,017 on 01/03/06
       collateralized by 90,000 U.S. Treasury Bond
       7.875% due 02/15/21 with a value of
       $123,750 (Cost - $121,000).................. $ 121,000 $   121,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $248,036 on 01/03/06
       collateralized by 185,000 U.S. Treasury Bond
       8.125% due 08/15/19 with a value of
       $257,381 (Cost - $248,000)..................   248,000     248,000
                                                              -----------
     Total Short-Term Investment
     (Cost $369,000)                                              369,000
                                                              -----------

     TOTAL INVESTMENTS - 104.1%
     (Cost $5,216,041)                                          5,553,260

     Other Assets and Liabilities (net) - (4.1)%                 (220,758)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $ 5,332,502
                                                              ===========

* Non-income producing security.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 55.1%
   AEROSPACE & DEFENSE - 0.8%
   Northrop Grumman Corp.
     4.079%, due 11/16/06...................... $   1,100,000 $    1,091,733
    7.125%, due 02/15/11.......................       400,000        436,346
                                                              --------------
                                                                   1,528,079
                                                              --------------
   ASSET-BACKED SECURITIES - 2.1%
   California Infrastructure PG&E-1,
     Series 1997-1, Class A7
     6.420%, due 09/25/08......................       395,358        398,598
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2002-2, Class 1A5
     5.833%, due 04/25/32(a)...................     1,000,000      1,008,045
   Chase Issuance Trust, Series 2005-A4,
     Class A4 4.230%, due 01/15/13(a)..........       750,000        733,042
   Discover Card Master Trust I, Series 1996-3,
     Class A 6.050%, due 08/18/08..............     1,700,000      1,703,987
                                                              --------------
                                                                   3,843,672
                                                              --------------
   AUTOMOBLIES - 0.9%
   DaimlerChrysler North America
     Holding Corp.
     7.300%, due 01/15/12......................     1,300,000      1,404,424
   Ford Motor Co.
     7.450%, due 07/16/31......................       200,000        137,000
                                                              --------------
                                                                   1,541,424
                                                              --------------
   BANKS - 6.3%
   ABN AMRO Bank NV
     4.390%, due 05/11/07(a)...................     1,720,000      1,721,735
   Bank of America Corp.
     5.375%, due 06/15/14......................     1,000,000      1,018,223
   HSBC Bank USA
     5.875%, due 11/01/34......................       700,000        708,719
   Huntington National Bank
     4.650%, due 06/30/09......................       700,000        695,881
   Rabobank Capital Funding Trust III
     5.254%, due 12/31/16
     (144A)(a)(b)..............................       300,000        294,756
   RBS Capital Trust I
     4.709%, due 12/29/49(a)...................       500,000        475,956
   Royal Bank of Scotland Group Plc
     5.050%, due 01/08/15......................       800,000        795,642
   U.S. Bank North America
     2.870%, due 02/01/07......................     1,800,000      1,761,701
    4.950%, due 10/30/14.......................     1,000,000        991,242
   Wachovia Bank North America
     4.800%, due 11/01/14......................       500,000        486,129
    4.641%, due 11/03/14(a)....................     1,400,000      1,414,865
   Washington Mutual Bank FA.
     5.125%, due 01/15/15......................       900,000        880,911
                                                              --------------
                                                                  11,245,760
                                                              --------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BEVERAGES - 1.0%
      Bottling Group LLC
        4.625%, due 11/15/12................... $    700,000 $     691,161
      PepsiAmericas, Inc.
        4.875%, due 01/15/15...................    1,200,000     1,185,186
                                                             -------------
                                                                 1,876,347
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42(a)................    2,800,000     2,718,529
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 06/10/44...................    3,200,000     3,193,188
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ
         4.922%, due 01/15/42(a)...............    3,000,000     2,920,706
       Series 2005-LDP3, Class A4B
         4.996%, due 08/15/42(a)...............      850,000       836,700
      JP Morgan Chase Commercial Mortgage
        Securities Corp., Series 2005-LDP4,
        Class AM 4.999%, due 10/15/42(a).......      950,000       932,346
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ
        4.806%, due 02/15/40(a)................      900,000       869,712
                                                             -------------
                                                                11,471,181
                                                             -------------
      ELECTRIC UTILITIES - 4.1%
      Dominion Resources, Inc., Series F
        5.250%, due 08/01/33...................      700,000       687,538
      Pepco Holdings, Inc.
        5.500%, due 08/15/07...................    2,800,000     2,818,021
      SP PowerAssets, Ltd.
        5.000%, due 10/22/13 (144A)(b).........    1,700,000     1,701,396
      Xcel Energy, Inc.
        3.400%, due 07/01/08...................    2,200,000     2,121,451
                                                             -------------
                                                                 7,328,406
                                                             -------------
      FINANCIAL - DIVERSIFIED - 12.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 08/01/08 (144A)(b).........    1,000,000     1,021,638
      American General Finance Corp.
        3.875%, due 10/01/09...................    1,700,000     1,629,617
      Capital One Bank 5.000%, due
        06/15/09...............................    1,170,000     1,165,913
      Capital One Financial Corp.
        5.500%, due 06/01/15...................      500,000       497,978
      Caterpillar Financial Services
        4.700%, due 03/15/12...................    1,500,000     1,487,373
      Countrywide Financial Corp., Series A
        4.500%, due 06/15/10...................      900,000       874,480
      Countrywide Home Loans, Inc., Series L
        4.000%, due 03/22/11...................    1,330,000     1,252,893

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Credit Suisse First Boston USA, Inc.
        3.875%, due 01/15/09.................. $  1,100,000 $   1,068,578
       6.125%, due 11/15/11...................      600,000       630,619
      Ford Motor Credit Co.
        6.875%, due 02/01/06..................    1,900,000     1,895,951
       5.700%, due 01/15/10...................      200,000       170,159
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b)........      600,000       565,224
      Goldman Sachs Group, Inc.
        5.250%, due 10/15/13..................    2,100,000     2,102,814
      HSBC Finance Corp.
        6.375%, due 10/15/11..................    2,600,000     2,751,720
      JPMorgan Chase & Co.
        5.250%, due 05/01/15..................      800,000       797,122
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................    1,300,000     1,271,431
      Merrill Lynch & Co., Inc., Series C
        4.125%, due 09/10/09..................      700,000       679,776
       4.250%, due 02/08/10...................      700,000       681,538
       5.000%, due 01/15/15...................      700,000       690,724
      Morgan Stanley 5.050%, due 01/21/11.....    1,100,000     1,101,540
                                                            -------------
                                                               22,337,088
                                                            -------------
      FOOD & DRUG RETAILING - 1.8%
      Delhaize America, Inc.
        9.000%, due 04/15/31..................      300,000       354,185
      Fred Meyer, Inc. 7.450%, due 03/01/08...    1,300,000     1,355,247
      Safeway, Inc. 6.500%, due 03/01/11......    1,400,000     1,451,291
                                                            -------------
                                                                3,160,723
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 08/01/12....      700,000       764,724
                                                            -------------
      HOMEBUILDERS - 0.3%
      D.R. Horton, Inc.
        5.250%, due 02/15/15..................      600,000       564,683
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.4%
      General Electric Co.
        5.000%, due 02/01/13..................    2,400,000     2,402,292
      Tyco International Group S.A.
        6.125%, due 11/01/08..................    1,800,000     1,838,576
                                                            -------------
                                                                4,240,868
                                                            -------------
      INSURANCE - 1.7%
      Berkshire Hathaway Finance Corp.
        4.400%, due 05/16/08(a)...............      300,000       300,228
       4.750%, due 05/15/12...................      700,000       692,917
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      400,000       450,930
      MassMutual Global Funding II
        2.550%, due 07/15/08 (144A)(b)........    1,700,000     1,606,045
                                                            -------------
                                                                3,050,120
                                                            -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.2%
     Clear Channel Communications, Inc.
       4.400%, due 05/15/11.................... $    400,000 $     372,529
     Comcast Cable Communications, Inc.
       8.500%, due 05/01/27....................      900,000     1,107,066
     COX Communications, Inc.
       7.125%, due 10/01/12....................    1,500,000     1,609,371
     Liberty Media Corp.
       5.991%, due 09/17/06(a).................      879,000       885,206
     Time Warner, Inc.
       6.150%, due 05/01/07....................    3,600,000     3,645,821
                                                             -------------
                                                                 7,619,993
                                                             -------------
     OIL & GAS - 3.2%
     Anadarko Finance Co., Series B
       6.750%, due 05/01/11....................      700,000       758,203
     Consolidated Natural Gas Co.
       5.000%, due 12/01/14....................      300,000       291,568
     Cooper Cameron Corp.
       2.650%, due 04/15/07....................      400,000       386,865
     Devon Financing Corp. ULC
       6.875%, due 09/30/11....................    1,000,000     1,095,140
     Duke Capital LLC
       4.331%, due 11/16/06....................      700,000       695,272
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14....................      300,000       293,920
     Phelps Dodge Corp.
       8.750%, due 06/01/11....................      600,000       690,649
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08....................      750,000       783,750
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      700,000       681,903
                                                             -------------
                                                                 5,677,270
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.4%
     International Paper Co.
       5.300%, due 04/01/15....................      700,000       675,413
                                                             -------------
     PHARMACEUTICALS - 1.2%
     Wyeth 5.500%, due 02/01/14................    2,200,000     2,232,103
                                                             -------------
     REAL ESTATE - 1.6%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP
       4.750%, due 02/01/10....................      500,000       487,474
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      500,000       510,502
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      660,000       670,895
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      200,000       200,213
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................      250,000       267,677

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10................... $    300,000 $     292,745
       5.100%, due 06/15/15....................      300,000       290,682
                                                             -------------
                                                                 2,818,216
                                                             -------------
      SOFTWARE - 0.8%
      Computer Associates International, Inc.
        5.250%, due 12/01/09
        (144A)(a)(b)...........................    1,500,000     1,463,960
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a)................      600,000       765,400
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      700,000       730,819
      Sprint Capital Corp.
        6.125%, due 11/15/08...................    1,350,000     1,389,126
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...................      700,000       667,323
                                                             -------------
                                                                 3,552,668
                                                             -------------
      TOBACCO - 1.0%
      Altria Group, Inc.
        5.625%, due 11/04/08...................    1,700,000     1,724,407
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $99,746,078)                                        98,717,105
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
      Federal Home Loan Mortgage Corp.
        2.900%/7.000%, due 02/27/19(c).........    1,200,000     1,196,417
      Federal National Mortgage Assoc.
        1.750%, due 06/16/06...................    2,400,000     2,369,830
      Federal National Mortgage Assoc.
        2.000%/ 4.000%, due 02/09/07(c)........    2,600,000     2,579,226
      U.S. Treasury Bonds
        5.250%, due 02/15/29...................    1,100,000     1,200,676
      U.S. Treasury Notes
        2.875%, due 11/30/06...................   21,000,000    20,715,366
       2.750%, due 08/15/07....................    2,600,000     2,533,580
       4.000%, due 08/31/07....................   12,000,000    11,924,064
       4.125%, due 08/15/08 - 05/15/15.........   23,450,000    23,281,009
       3.375%, due 11/15/08....................    6,520,000     6,347,070
       3.875%, due 05/15/10....................      200,000       196,274
       4.250%, due 10/15/10 - 08/15/15.........    2,900,000     2,864,950
       4.500%, due 11/15/15....................    1,500,000     1,512,774
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $77,339,611)                                        76,721,236
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 1.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at 2,041,454 on
        01/03/06 collateralized by 1,865,000
        U.S. Treasury Bond 5.250% due
        02/15/29 with a value $2,087,077
        (Cost - $2,041,000).................... $  2,041,000 $   2,041,000
                                                             -------------

      TOTAL INVESTMENTS - 99.1%
      (Cost $179,126,689)                                      177,479,341

      Other Assets and Liabilities (net) - 0.9%                  1,625,275
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 179,104,616
                                                             =============

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 3.71% of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Travelers Quality Bond Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        55.31%
                  AA                                       4.29
                  A                                       17.87
                  BBB                                     19.80
                  BB                                       2.73
                                                         ------
                  Total:                                 100.00%
                                                         ======


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.2%
      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5,
        Class AJ 4.889%, due 11/15/37......... $  2,680,000 $   2,602,895
      Financing Corp. (FICO) Strips, Series 13
        5.229%, due 06/27/11..................   13,949,000    10,846,938
      GE Capital Commercial Mortgage Corp.
        5.333%, due 11/10/45..................    3,000,000     3,038,373
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-CBX, Class AJ
         4.951%, due 01/12/37.................    4,950,000     4,832,759
       Series 2005-CB12
         4.948%, due 09/12/37.................    6,350,000     6,221,389
       Series 2005-LDP4, Class AM
         4.999%, due 10/15/42.................    1,250,000     1,226,771
      LB-UBS Commercial Mortgage Trust, Series
        2004-C8, Class AJ
        4.858%, due 12/15/39..................    5,500,000     5,338,754
      Residential Funding Mortgage Securities
        4.750%, due 12/25/18..................    3,755,994     3,660,922
      Resolution Funding Corp. Strips
        3.447%, due 01/15/21..................   10,000,000     4,901,900
                                                            -------------
                                                               42,670,701
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $42,196,140)                                       42,670,701
                                                            -------------
      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.4%
      Federal Home Loan Mortgage Corp.
        4.000%, due 05/01/19..................      201,624       192,452
       5.000%, due 08/01/19-10/01/35..........   13,006,884    12,666,519
       8.500%, due 06/15/21...................      310,152       310,567
       8.000%, due 09/01/30...................       35,972        38,376
       7.500%, due 05/01/32...................      395,536       415,208
       4.500%, due 04/01/33-04/01/35..........    4,179,948     3,942,688
       5.500%, due 12/01/99(a)(b).............    2,800,000     2,774,626
      Federal National Mortgage Assoc.
        7.500%, due 02/01/16-11/01/29.........      282,620       296,956
       4.500%, due 05/01/19-04/01/20..........    5,924,070     5,774,316
       4.000%, due 08/01/19-05/01/33..........    2,510,684     2,357,356
       5.000%, due 10/01/20-11/01/35..........   16,787,292    16,285,237
       5.500%, due 09/01/24-12/01/35..........    5,691,257     5,677,234
       6.500%, due 12/01/27-05/01/32..........      769,896       790,987
       6.250%, due 05/15/29...................    3,000,000     3,545,580
       6.000%, due 04/01/35...................   11,683,728    11,804,822
       5.500%, due 12/01/99(a)(b).............   13,750,000    13,616,790
      Government National Mortgage Assoc.
        9.000%, due 08/15/08-09/15/09.........      203,813       213,897
       8.500%, due 03/15/18-05/15/18..........       55,247        59,908

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
     5.500%, due 09/15/34-12/15/35............. $  9,999,002 $  10,070,858
                                                             -------------
    Total U. S. Government Agency Mortgage
    Backed Securities
    (Cost $91,353,253)                                          90,834,377
                                                             -------------
    U. S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
    National Archives Facility Trust, COP
      8.500%, due 09/01/19.....................    5,442,361     6,722,534
    Tennessee Valley Authority, 2000, Series G
      7.125%, due 05/01/30.....................    9,000,000    11,732,877
    U.S. Treasury Bond
      4.500%, due 11/15/15.....................    8,500,000     8,572,386
     8.875%, due 02/15/19......................    7,200,000    10,240,877
     6.250%, due 08/15/23......................   22,500,000    26,875,215
     6.875%, due 08/15/25......................    1,500,000     1,932,188
     5.250%, due 11/15/28......................   12,685,000    13,839,538
    U.S. Treasury Note
      4.125%, due 05/15/15.....................   28,800,000    28,177,891
    U.S. Treasury Strip
      3.725%, due 11/15/09.....................    7,500,000     6,317,797
     3.230%, due 02/15/27......................   28,000,000    10,605,700
     2.949%, due 11/15/27......................    3,000,000     1,102,521
                                                             -------------
    Total U. S. Government & Agency
    Obligations
    (Cost $123,570,120)                                        126,119,524
                                                             -------------
    SHORT-TERM INVESTMENT - 7.2%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/30/05 at 2.80% to
      be repurchased at $18,960,897 on
      01/03/06 collateralized by $17,265,000
      U.S. Treasury Bond 10.375% due
      11/15/12 with a value of $19,336,800
      (Cost - $18,955,000).....................   18,955,000    18,955,000
                                                             -------------

    TOTAL INVESTMENTS - 105.6%
    (Cost $276,074,513)                                        278,579,602

    Other Assets and Liabilities (net) - (5.6)%                (14,879,930)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 263,699,673
                                                             =============

(a) This security is traded on a "to-be-announced" basis.

(b) All or a portion of this security is acquired mortgage dollar roll agreement.

COP - Certificate of Participation

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



The following table summarizes the U.S. Government Securities Portfolio composition of the Portfolio's holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALIFY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        98.11%
                  Equities/Other                           1.89
                                                         ------
                  Total:                                 100.00%
                                                         ======

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                          Convertible   Disciplined    Equity
                                                                          Securities   Mid Cap Stock   Income
                                                                           Portfolio     Portfolio    Portfolio
                                                                         ------------  ------------- ------------
ASSETS
   Investments, at value (Note 2)*                                       $102,576,650   $207,544,992 $373,733,179
   Cash                                                                       112,945            441          705
   Cash denominated in foreign currencies**                                        --             --        3,091
   Receivable for investments sold                                          1,522,933     10,155,506      533,563
   Receivable for Trust shares sold                                            14,726         19,272       12,448
   Dividends receivable                                                        27,191        145,702      555,835
   Interest receivable                                                        414,321            523       64,650
   Receivable from investment adviser (Note 3)                                     --             --           --
   Other assets                                                                 4,049          9,111       15,844
                                                                         ------------  ------------- ------------
     Total assets                                                         104,672,815    217,875,547  374,919,315
                                                                         ------------  ------------- ------------
LIABILITIES
   Due to Bank                                                                     --             --           --
   Payables for:
     Investments purchased                                                    752,488     10,298,619      576,117
     Trust shares redeemed                                                    116,686        424,775      471,952
     Net variation margin on financial futures contracts (Note 7)                  --         13,750           --
     Investment advisory fee payable (Note 3)                                  51,485        124,109      217,894
     Administration fee payable                                                 7,047         10,638       35,268
     Custodian fees payable                                                     4,875          9,656       14,697
     Directors fee payable                                                      3,596          1,127        3,386
   Accrued expenses                                                            42,415         45,356       58,874
                                                                         ------------  ------------- ------------
     Total liabilities                                                        978,592     10,928,030    1,378,188
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $102,183,233   $145,659,179 $321,801,349
   Accumulated net realized gain (loss)                                    (1,397,406)    34,862,183   27,879,654
   Accumulated unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency                                  2,922,852     25,087,222   19,645,342
   Undistributed (distributions in excess of) net investment income           (14,456)     1,338,933    4,214,782
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
CAPITAL SHARES OUTSTANDING                                                  8,750,379      9,425,641   21,133,866
                                                                         ============  ============= ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                             $      11.85   $      21.96 $      17.68
                                                                         ============  ============= ============

-----------------------------------------------------------------------------------------------------------------
* Investments at cost                                                    $ 99,653,798   $182,382,606 $354,087,761
**Cost of cash denominated in foreign currencies                                   --             --        3,096

                       See notes to financial statements

                                             Managed
 Federated     Federated      Large     Allocation Series:
 High Yield      Stock         Cap          Aggressive
 Portfolio     Portfolio    Portfolio       Portfolio
------------  ----------- ------------  ------------------
$ 82,446,548  $28,039,759 $264,609,685          $5,013,371
         245       21,947          980                  --
          --           --      251,171                  --
     127,007      363,715    5,178,338                  --
       2,214           --       30,633                  --
       2,437       44,094      256,589                  --
   1,624,296           --          256                  --
          --        5,521           --               6,088
       3,761        1,327       11,352                 153
------------  ----------- ------------  ------------------
  84,206,508   28,476,363  270,339,004           5,019,612
------------  ----------- ------------  ------------------
          --           --           --               2,389
          --      207,343    3,449,505                  --
      84,832        2,764      771,801               1,095
          --           --           --                  --
      46,455       13,586      158,111                  --
       4,288        3,196       26,806                 239
      24,403        4,376       16,381               4,680
       3,362        3,386        5,362               3,058
      39,353       34,135       51,296              34,049
------------  ----------- ------------  ------------------
     202,693      268,786    4,479,262              45,510
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
$ 90,910,620  $22,347,263 $324,801,765          $4,664,363
 (13,292,629)   2,951,066  (71,642,843)              1,992
     257,402    2,544,283   12,421,832             307,747
   6,128,422      364,965      278,988                  --
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
   9,506,138    1,617,284   17,554,212             442,447
============  =========== ============  ==================
$       8.84  $     17.44 $      15.15          $    11.24
============  =========== ============  ==================

----------------------------------------------------------
$ 82,189,145  $25,495,476 $252,168,842          $4,705,624
          --           --      270,038                  --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Managed            Managed
                                                                         Allocation Series: Allocation Series:
                                                                            Conservative         Moderate
                                                                             Portfolio          Portfolio
                                                                         ------------------ ------------------
ASSETS
   Investments, at value (Note 2)*                                               $4,699,658        $21,929,434
   Cash                                                                                  --                 --
   Cash denominated in foreign currencies**                                              --                 --
   Receivable for investments sold                                                      134                 --
   Receivable for Trust shares sold                                                      --            111,636
   Dividends receivable                                                                 826              1,918
   Receivable from investment adviser (Note 3)                                        6,734              4,786
   Other assets                                                                         142                404
                                                                         ------------------ ------------------
     Total assets                                                                 4,707,494         22,048,178
                                                                         ------------------ ------------------
LIABILITIES
   Due to Bank                                                                        1,274              1,139
   Payables for:
     Investments purchased                                                               --                 --
     Trust shares redeemed                                                            1,345                 --
     Investment advisory fee payable (Note 3)                                           548              2,636
     Administration fee payable                                                         219              1,054
     Custody fees payable                                                             4,388              1,935
     Directors fee payable                                                            3,058              3,058
   Accrued expenses                                                                  35,297             35,300
                                                                         ------------------ ------------------
     Total liabilities                                                               46,129             45,122
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $4,609,118        $21,392,748
   Accumulated net realized gain (loss)                                               3,465             29,026
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             48,782            581,282
   Undistributed (distributions in excess of) net investment income                      --                 --
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
CAPITAL SHARES OUTSTANDING                                                          450,896          2,036,511
                                                                         ================== ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $    10.34        $     10.80
                                                                         ================== ==================

---------------------------------------------------------------------------------------------------------------
* Investments at cost                                                            $4,650,876        $21,348,152
**Cost of cash denominated in foreign currencies                                         --                 --

                                                                               Managed
                                                                         Allocation Series:
                                                                         Moderate-Aggressive
                                                                              Portfolio
                                                                         -------------------
ASSETS
   Investments, at value (Note 2)*                                               $25,468,544
   Cash                                                                                   --
   Cash denominated in foreign currencies**                                               --
   Receivable for investments sold                                                        --
   Receivable for Trust shares sold                                                   32,109
   Dividends receivable                                                                2,214
   Receivable from investment adviser (Note 3)                                         4,394
   Other assets                                                                          666
                                                                         -------------------
     Total assets                                                                 25,507,927
                                                                         -------------------
LIABILITIES
   Due to Bank                                                                         2,389
   Payables for:
     Investments purchased                                                                --
     Trust shares redeemed                                                                --
     Investment advisory fee payable (Note 3)                                          3,056
     Administration fee payable                                                        1,223
     Custody fees payable                                                              1,605
     Directors fee payable                                                             3,058
   Accrued expenses                                                                   34,049
                                                                         -------------------
     Total liabilities                                                                45,380
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $24,569,004
   Accumulated net realized gain (loss)                                               19,656
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             873,887
   Undistributed (distributions in excess of) net investment income                       --
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
CAPITAL SHARES OUTSTANDING                                                         2,332,100
                                                                         ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $     10.92
                                                                         ===================

--------------------------------------------------------------------------------------------
* Investments at cost                                                            $24,594,657
**Cost of cash denominated in foreign currencies                                          --

                       See notes to financial statements

       Managed
 Allocation Series:      Mercury           MFS            MFS
Moderate-Conservative Large Cap Core  Mid Cap Growth     Value
      Portfolio         Portfolio       Portfolio      Portfolio
--------------------- --------------  --------------  -----------
           $4,364,236   $130,916,211   $ 334,855,419  $78,664,791
                   --         23,594              --          875
                   --          2,633             755          235
                   --             --       1,477,618        2,520
                   --         30,030             226       42,756
                  383        119,700         139,074      148,782
                6,741             --              --           --
                  163          5,527          14,937          102
--------------------- --------------  --------------  -----------
            4,371,523    131,097,695     336,488,029   78,860,061
--------------------- --------------  --------------  -----------
                1,139             --          53,333           --
                   --             --          29,520       82,424
                1,122        110,580         996,639        5,849
                  540         85,672         217,327       46,173
                  216          8,492          19,049        5,722
                3,698          5,725          19,900        8,077
                3,058          3,362           3,655        3,362
               35,299         55,159         112,415       50,700
--------------------- --------------  --------------  -----------
               45,072        268,990       1,451,838      202,307
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
           $4,188,153   $174,252,825   $ 671,431,380  $70,117,985
                2,011    (63,422,072)   (380,025,182)     331,424
              136,287     19,708,006      43,630,662    8,208,345
                   --        289,946            (669)          --
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
              408,772     12,899,599      41,410,342    6,321,249
===================== ==============  ==============  ===========
           $    10.58   $      10.14   $        8.09  $     12.44
===================== ==============  ==============  ===========

-----------------------------------------------------------------
           $4,227,949   $111,208,205   $ 291,224,274  $70,456,069
                   --          2,688              --          234

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Mondrian           Pioneer       Pioneer
                                                                         International Stock      Fund      Mid Cap Value
                                                                              Portfolio         Portfolio     Portfolio
                                                                         -------------------  ------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $203,678,403  $ 46,423,531     $6,203,720
   Cash                                                                                  303           818            492
   Cash denominated in foreign currencies**                                               --            --            116
   Receivable for investments sold                                                        --            --         10,804
   Receivable for Trust shares sold                                                   96,141        22,335         17,741
   Unrealized appreciation on forward currency contracts (Note 8)                    488,921            --             --
   Dividends receivable                                                              177,973        82,189          6,369
   Interest receivable                                                                   367            72             15
   Receivable from investment adviser (Note 3)                                            --            --         14,704
   Other assets                                                                        5,420         1,686            284
                                                                         -------------------  ------------  -------------
     Total assets                                                                204,447,528    46,530,631      6,254,245
                                                                         -------------------  ------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --            --         56,040
     Trust shares redeemed                                                           728,580        24,960              8
     Investment advisory fee payable (Note 3)                                        121,614        29,396          3,813
     Administration fee payable                                                       11,174         2,352            305
     Custodian fees payable                                                           17,645         2,646             --
     Directors fee payable                                                             2,580         2,046          3,058
   Accrued expenses                                                                   47,995        23,369         40,906
                                                                         -------------------  ------------  -------------
     Total liabilities                                                               929,588        84,769        104,130
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $190,803,824  $ 51,067,297     $5,894,007
   Accumulated net realized gain (loss)                                          (15,024,628)  (13,240,392)        (8,782)
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                          22,751,863     8,229,029        264,753
   Undistributed (distributions in excess of) net investment income                4,986,881       389,928            137
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
CAPITAL SHARES OUTSTANDING                                                        16,275,354     3,643,620        570,752
                                                                         ===================  ============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                    $      12.50  $      12.75     $    10.78
                                                                         ===================  ============  =============

--------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                           $181,410,140  $ 38,194,502     $5,938,967
**Cost of cash denominated in foreign currencies                                          --            --            116

                       See notes to financial statements

Style Focus Series:  Style Focus Series:  Travelers    U.S. Government
 Small Cap Growth      Small Cap Value   Quality Bond    Securities
     Portfolio            Portfolio       Portfolio       Portfolio
-------------------  ------------------- ------------  ---------------
         $5,923,932           $5,553,260 $177,479,341     $278,579,602
            167,592               25,484       12,247               99
                 --                   --           --               --
              3,351                   --           --               --
             10,603               11,631        8,925           16,495
              2,159                8,808           --               --
                 --                   27    1,997,532        1,841,288
              9,184                5,566           --               --
                303                  279        8,170           10,964
-------------------  ------------------- ------------  ---------------
          6,117,124            5,605,055  179,506,215      280,448,448
-------------------  ------------------- ------------  ---------------
              8,020              227,344           --       16,317,110
                 82                   74      272,777          285,339
              4,374                   --       49,105           71,444
                307                  265        8,812           13,237
              9,400                  792        9,996            6,128
              3,058                3,058        2,734            2,734
             16,914               41,020       58,175           52,783
-------------------  ------------------- ------------  ---------------
             42,155              272,553      401,599       16,748,775
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
         $5,619,057           $4,967,243 $178,071,754     $247,368,938
             13,861               25,524   (4,496,317)       3,262,948
            458,008              337,219   (1,647,348)       2,505,089
            (15,957)               2,516    7,176,527       10,562,698
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
            536,576              476,328   15,980,535       19,846,722
===================  =================== ============  ===============
         $    11.32           $    11.20 $      11.21     $      13.29
===================  =================== ============  ===============

----------------------------------------------------------------------
         $5,465,923           $5,216,041 $179,126,689     $276,074,513
                 --                   --           --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                   Convertible   Disciplined      Equity
                                                                                   Securities   Mid Cap Stock     Income
                                                                                    Portfolio     Portfolio      Portfolio
                                                                                   -----------  -------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $   834,733   $  2,874,888  $  7,002,421
    Interest                                                                         2,579,219         78,697       213,086
                                                                                   -----------  -------------  ------------
       Total investment income                                                       3,413,952      2,953,585     7,215,507
                                                                                   -----------  -------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   628,179      1,383,571     2,668,019
    Administration fees                                                                 62,818        118,592       217,973
    Custody and accounting fees                                                         20,933         32,145        79,928
    Audit                                                                               22,270         22,122        22,254
    Legal                                                                               17,930         20,167        28,353
    Trustee fees and expenses                                                            9,678          9,178        11,568
    Shareholder reporting                                                               19,810         22,325        30,492
    Insurance                                                                            4,505          7,928        13,988
    Other                                                                                   82            701         1,001
                                                                                   -----------  -------------  ------------
       Total expenses                                                                  786,205      1,616,729     3,073,576
       Less fees waived and expenses reimbursed by the adviser                              --             --            --
                                                                                   -----------  -------------  ------------
    Net expenses                                                                       786,205      1,616,729     3,073,576
                                                                                   -----------  -------------  ------------
    Net investment income (loss)                                                     2,627,747      1,336,856     4,141,931
                                                                                   -----------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   1,646,578     34,704,113    28,154,562
       Futures contracts                                                                    --        238,621            --
       Foreign currency related transactions                                                --             --           230
                                                                                   -----------  -------------  ------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                    1,646,578     34,942,734    28,154,792
                                                                                   -----------  -------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                                          6,849,799     38,090,382    35,699,379
          End of year                                                                2,922,852     25,087,222    19,645,342
                                                                                   -----------  -------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                               (3,926,947)   (13,003,160)  (16,054,037)
                                                                                   -----------  -------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                        (2,280,369)    21,939,574    12,100,755
                                                                                   -----------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   347,378   $ 23,276,430  $ 16,242,686
                                                                                   ===========  =============  ============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     2,048   $        132  $     35,651
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.

                       See notes to financial statements

                                            Managed
 Federated    Federated      Large     Allocation Series:
 High Yield     Stock         Cap          Aggressive
 Portfolio    Portfolio    Portfolio       Portfolio*
-----------  -----------  -----------  ------------------
$    27,124  $   647,734  $ 2,474,365            $  5,187(a)
  6,940,786        3,449       62,205                 101
-----------  -----------  -----------  ------------------
  6,967,910      651,183    2,536,570               5,288
-----------  -----------  -----------  ------------------
    555,974      188,301    1,947,041               2,962
     51,321       18,077      156,185               1,185
     58,153       15,344       54,677               7,967
     22,103       22,109       22,254              14,938
     22,895       24,674       24,590              15,040
      9,244        9,268       11,544               6,639
     17,305       12,533       23,913               9,960
      3,375        1,228        8,761                  --
        310          205           --               2,489
-----------  -----------  -----------  ------------------
    740,680      291,739    2,248,965              61,180
         --       (5,521)          --             (54,268)
-----------  -----------  -----------  ------------------
    740,680      286,218    2,248,965               6,912
-----------  -----------  -----------  ------------------
  6,227,230      364,965      287,605              (1,624)
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,957,564               8,791
         --           --           --                  --
         --           --        2,519                  --
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,960,083               8,791
-----------  -----------  -----------  ------------------
  3,693,290    5,134,178   20,929,735                  --
    257,402    2,544,283   12,421,832             307,747
-----------  -----------  -----------  ------------------
 (3,435,888)  (2,589,895)  (8,507,903)            307,747
-----------  -----------  -----------  ------------------
 (4,089,853)   1,147,937   21,452,180             316,538
-----------  -----------  -----------  ------------------
$ 2,137,377  $ 1,512,902  $21,739,785            $314,914
===========  ===========  ===========  ==================

------------------------------------------------------------
$        --  $        --  $    11,631            $     --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                       Managed               Managed
                                                                                  Allocation Series:    Allocation Series:
                                                                                     Conservative            Moderate
                                                                                      Portfolio*            Portfolio*
                                                                                  ------------------    ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                           $ 31,388(a)           $125,647(a)
    Interest                                                                                     111                   422
                                                                                  ------------------    ------------------
       Total investment income                                                                31,499               126,069
                                                                                  ------------------    ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                           2,535                10,031
    Administration fees                                                                        1,014                 4,013
    Custody and accounting fees                                                                7,967                 7,967
    Audit                                                                                     14,938                14,938
    Legal                                                                                     15,040                15,040
    Trustee fees and expenses                                                                  6,639                 6,639
    Shareholder reporting                                                                      9,960                 9,960
    Insurance                                                                                     --                    --
    Other                                                                                      2,489                 2,489
                                                                                  ------------------    ------------------
       Total expenses                                                                         60,582                71,077
       Less fees waived and expenses reimbursed by the adviser                               (54,666)              (47,670)
                                                                                  ------------------    ------------------
    Net expenses                                                                               5,916                23,407
                                                                                  ------------------    ------------------
    Net investment income (loss)                                                              25,583               102,662
                                                                                  ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            11,874                45,618
       Foreign currency related transactions                                                      --                    --
                                                                                  ------------------    ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              11,874                45,618
                                                                                  ------------------    ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --                    --
          End of period                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                   60,656               626,900
                                                                                  ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 86,239              $729,562
                                                                                  ==================    ==================

------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                          $     --              $     --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                                                                                       Managed
                                                                                  Allocation Series:
                                                                                      Moderate-
                                                                                      Aggressive
                                                                                      Portfolio*
                                                                                  ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $  144,137(a)
    Interest                                                                                   1,068
                                                                                  ------------------
       Total investment income                                                               145,205
                                                                                  ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          12,733
    Administration fees                                                                        5,093
    Custody and accounting fees                                                                7,967
    Audit                                                                                     14,938
    Legal                                                                                     15,040
    Trustee fees and expenses                                                                  6,639
    Shareholder reporting                                                                      9,960
    Insurance                                                                                     --
    Other                                                                                      2,489
                                                                                  ------------------
       Total expenses                                                                         74,859
       Less fees waived and expenses reimbursed by the adviser                               (45,149)
                                                                                  ------------------
    Net expenses                                                                              29,710
                                                                                  ------------------
    Net investment income (loss)                                                             115,495
                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            32,305
       Foreign currency related transactions                                                      --
                                                                                  ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              32,305
                                                                                  ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --
          End of period                                                                      873,887
                                                                                  ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      873,887
                                                                                  ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                  906,192
                                                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,021,687
                                                                                  ==================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $       --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                       See notes to financial statements

     Managed
Allocation Series:
    Moderate-            Mercury           MFS
   Conservative       Large Cap Core  Mid Cap Growth     MFS Value
    Portfolio*          Portfolio       Portfolio        Portfolio
------------------    --------------  --------------    ----------
          $ 25,270(a)    $ 1,443,578    $  1,385,460    $1,450,221
               163             1,349         189,621        60,640
------------------    --------------  --------------    ----------
            25,433         1,444,927       1,575,081     1,510,861
------------------    --------------  --------------    ----------
             2,684           980,510       2,395,094       465,377
             1,074            75,910         191,049        38,619
             7,967            19,753          57,605        51,546
            14,938            22,071          22,240        21,774
            15,040            18,037          30,301        21,816
             6,639             9,444           9,537         9,544
             9,960            24,111          42,703        24,224
                --             5,028          12,641         2,398
             2,489               308          31,642         9,324
------------------    --------------  --------------    ----------
            60,791         1,155,172       2,792,812       644,622
           (54,527)               --              --        (6,348)
------------------    --------------  --------------    ----------
             6,264         1,155,172       2,792,812       638,274
------------------    --------------  --------------    ----------
            19,169           289,755      (1,217,731)      872,587
------------------    --------------  --------------    ----------
             3,779        14,200,937      37,460,773     3,413,463
                --               191         (26,509)        1,490
------------------    --------------  --------------    ----------
             3,779        14,201,128      37,434,264     3,414,953
------------------    --------------  --------------    ----------
                --        19,749,091      40,384,036     8,155,853
           136,287        19,708,006      18,862,117(b)  8,208,345
------------------    --------------  --------------    ----------
           136,287           (41,085)    (21,521,919)       52,492
------------------    --------------  --------------    ----------
           140,066        14,160,043      15,912,345     3,467,445
------------------    --------------  --------------    ----------
          $159,235       $14,449,798    $ 14,694,614    $4,340,032
==================    ==============  ==============    ==========

-------------------------------------------------------------------
          $     --       $        --    $      8,771    $   14,335
                --                --              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                      Mondrian         Pioneer      Pioneer
                                                                                 International Stock    Fund     Mid Cap Value
                                                                                      Portfolio       Portfolio   Portfolio*
                                                                                 -------------------  ---------- -------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $ 5,970,098  $  742,957      $ 39,724
    Interest (2)                                                                             201,070      27,901         3,166
                                                                                 -------------------  ---------- -------------
       Total investment income                                                             6,171,168     770,858        42,890
                                                                                 -------------------  ---------- -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,410,238     283,477        22,433
    Administration fees                                                                      113,955      22,678         1,795
    Custody and accounting fees                                                              113,340      15,742        11,951
    Audit                                                                                     22,053      21,988        19,918
    Legal                                                                                     25,168      20,468        15,040
    Trustee fees and expenses                                                                  8,462       9,688         6,639
    Shareholder reporting                                                                     22,914       4,804        11,951
    Insurance                                                                                  7,750       1,532            --
    Other                                                                                     11,079         553         2,487
                                                                                 -------------------  ---------- -------------
       Total expenses                                                                      1,734,959     380,930        92,214
       Less fees waived and expenses reimbursed by the adviser                                    --          --       (62,305)
                                                                                 -------------------  ---------- -------------
    Net expenses                                                                           1,734,959     380,930        29,909
                                                                                 -------------------  ---------- -------------
    Net investment income (loss)                                                           4,436,209     389,928        12,981
                                                                                 -------------------  ---------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        20,942,418     805,103        90,270
       Foreign currency related transactions                                                (161,358)         --            --
                                                                                 -------------------  ---------- -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                          20,781,060     805,103        90,270
                                                                                 -------------------  ---------- -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                             29,915,254   6,944,228            --
          End of period                                                                   22,751,863   8,229,029       264,753
                                                                                 -------------------  ---------- -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                   (7,163,391)  1,284,801       264,753
                                                                                 -------------------  ---------- -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                               13,617,669   2,089,904       355,023
                                                                                 -------------------  ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $18,053,878  $2,479,832      $368,004
                                                                                 ===================  ========== =============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $   739,494  $    7,038      $     89
(2)Interest income includes security lending income of:                                      113,461          --            --
 *For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

Style Focus Series:  Style Focus Series:   Travelers    U.S. Government
 Small Cap Growth      Small Cap Value    Quality Bond    Securities
    Portfolio*           Portfolio*        Portfolio       Portfolio
-------------------  -------------------  ------------  ---------------
           $ 10,220             $ 51,131   $        --      $        --
              5,140                2,137     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             15,360               53,268     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             26,177               22,380       596,346          809,925
              1,848                1,628       110,674          150,311
             23,902               23,902        28,870           27,166
             19,918               19,918        22,004           22,048
             15,040               15,040        29,596           25,384
              6,639                6,639         8,915            8,615
             11,951               11,951        20,741           15,959
                 --                   --         8,676           11,569
              2,489                2,489           526              651
-------------------  -------------------  ------------  ---------------
            107,964              103,947       826,348        1,071,628
            (74,088)             (74,107)           --               --
-------------------  -------------------  ------------  ---------------
             33,876               29,840       826,348        1,071,628
-------------------  -------------------  ------------  ---------------
            (18,516)              23,428     6,632,554       10,562,706
-------------------  -------------------  ------------  ---------------
            130,603               81,224      (703,128)       3,263,108
                (83)                  --            --               --
-------------------  -------------------  ------------  ---------------
            130,520               81,224      (703,128)       3,263,108
-------------------  -------------------  ------------  ---------------
                 --                   --     1,269,180        6,322,679
            458,008              337,219    (1,647,348)       2,505,089
-------------------  -------------------  ------------  ---------------
            458,008              337,219    (2,916,528)      (3,817,590)
-------------------  -------------------  ------------  ---------------
            588,528              418,443    (3,619,656)        (554,482)
-------------------  -------------------  ------------  ---------------
           $570,012             $441,871   $ 3,012,898      $10,008,224
===================  ===================  ============  ===============

------------------------------------------------------------------------
           $     29             $    155   $        --      $        --
                 --                   --            --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                         Convertible
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  2,627,747  $  2,342,782
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                1,646,578       976,485
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                 (3,926,947)    2,664,418
                                                                                 ------------  ------------  -
    Net increase in net assets resulting from operations                              347,378     5,983,685
                                                                                 ------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (2,701,552)   (2,307,074)
    From net realized gains                                                        (1,863,687)           --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (4,565,239)   (2,307,074)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      12,333,791    33,647,713
    Net asset value of shares issued through dividend reinvestment                  4,565,239     2,307,074
    Cost of shares repurchased                                                    (18,294,511)   (6,655,212)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          (1,395,481)   29,299,575
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,613,342)   32,976,186
    Net assets at beginning of year                                               109,307,565    76,331,379
                                                                                 ------------  ------------
    Net assets at end of year                                                    $103,694,223  $109,307,565
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $    (14,456) $     40,111
                                                                                 ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                         Disciplined
                                                                                   Mid Cap Stock Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  1,336,856  $    497,527
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               34,942,734    15,193,127
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                (13,003,160)   11,904,347
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           23,276,430    27,595,001
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --      (508,893)
    From net realized gains                                                        (2,217,847)   (5,360,391)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (2,217,847)   (5,869,284)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      16,734,545    24,387,730
    Net asset value of shares issued through dividend reinvestment                  2,217,847     5,869,284
    Cost of shares repurchased                                                    (30,891,516)  (19,071,361)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (11,939,124)   11,185,653
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             9,119,459    32,911,370
    Net assets at beginning of year                                               197,828,058   164,916,688
                                                                                 ------------  ------------
    Net assets at end of year                                                    $206,947,517  $197,828,058
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  1,338,933  $      7,623
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Equity                         Federated
     Income Portfolio              High Yield Portfolio
--------------------------      --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,  December 31,      December 31,  December 31,
    2005         2004*              2005         2004*
----------------------------    ---------------------------
$  4,141,931  $  4,306,673      $  6,227,230  $  5,946,244
  28,154,792    14,556,038          (653,965)    1,202,342
 (16,054,037)   13,069,565        (3,435,888)      749,397
------------  ------------  -   ------------  ------------
  16,242,686    31,932,276         2,137,377     7,897,983
------------  ------------  -   ------------  ------------
          --    (4,384,748)               --    (6,213,875)
  (5,182,603)  (15,860,220)               --            --
------------  ------------      ------------  ------------
  (5,182,603)  (20,244,968)               --    (6,213,875)
------------  ------------      ------------  ------------
  38,173,570    49,762,623         9,104,584    14,459,403
   5,182,603    20,244,968                --     6,213,875
 (39,717,590)  (20,346,265)      (14,175,437)  (11,216,237)
------------  ------------      ------------  ------------
   3,638,583    49,661,326        (5,070,853)    9,457,041
------------  ------------      ------------  ------------
  14,698,666    61,348,634        (2,933,476)   11,141,149
 358,842,461   297,493,827        86,937,291    75,796,142
------------  ------------      ------------  ------------
$373,541,127  $358,842,461      $ 84,003,815  $ 86,937,291
============  ============      ============  ============
$  4,214,782  $     78,439      $  6,128,422  $   (263,984)
============  ============      ============  ============

-----------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005




                                                      Federated                    Large Cap
                                                   Stock Portfolio                 Portfolio
                                              ------------------------    --------------------------
                                               Year Ended   Year Ended     Year Ended    Year Ended
                                              December 31, December 31,   December 31,  December 31,
                                                  2005        2004*           2005         2004*
                                              --------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $   364,965  $   444,940    $    287,605  $  1,991,693
   Net realized gain on investments and
       foreign currency related transactions    3,737,832    1,268,513      29,960,083     7,905,466
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (2,589,895)   1,454,617      (8,507,903)    7,153,395
                                              -----------  -----------    ------------  ------------
   Net increase in net assets resulting from
       operations                               1,512,902    3,168,070      21,739,785    17,050,554
                                              -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          --     (451,992)             --    (2,103,304)
   From net realized gains                             --           --              --            --
                                              -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                   --     (451,992)             --    (2,103,304)
                                              -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
   Proceeds from shares sold                      931,671    2,342,984      15,406,305    54,371,360
   Net asset value of shares issued through
       dividend reinvestment                           --      451,992              --     2,103,304
   Cost of shares repurchased                  (6,775,891)  (4,775,545)    (39,446,770)  (31,061,137)
                                              -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (5,844,220)  (1,980,569)    (24,040,465)   25,413,527
                                              -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,331,318)     735,509      (2,300,680)   40,360,777
   Net assets at beginning of period           32,538,895   31,803,386     268,160,422   227,799,645
                                              -----------  -----------    ------------  ------------
   Net assets at end of period                $28,207,577  $32,538,895    $265,859,742  $268,160,422
                                              ===========  ===========    ============  ============
   Net assets at end of period includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $   364,965  $        --    $    278,988  $        135
                                              ===========  ===========    ============  ============

-----------------------------------------------------------------------------------------------------
* Audited by other Independent Registered
  Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations)
  through December 31, 2005.

                       See notes to financial statements

     Managed             Managed               Managed              Managed
Allocation Series:  Allocation Series:    Allocation Series:  Allocation Series:
    Aggressive         Conservative            Moderate       Moderate-Aggressive
    Portfolio           Portfolio             Portfolio            Portfolio
------------------  ------------------    ------------------  -------------------
   Period Ended        Period Ended          Period Ended        Period Ended
   December 31,        December 31,          December 31,        December 31,
      2005**              2005**                2005**              2005**
------------------  ------------------    ------------------  -------------------
        $   (1,624)         $   25,583           $   102,662          $   115,495
             8,791              11,874                45,618               32,305
           307,747              48,782               581,282              873,887
        ----------          ----------           -----------          -----------
           314,914              86,239               729,562            1,021,687
        ----------          ----------           -----------          -----------
                --             (25,570)             (102,686)            (115,513)
            (5,175)             (8,422)              (16,568)             (12,631)
        ----------          ----------           -----------          -----------
            (5,175)            (33,992)             (119,254)            (128,144)
        ----------          ----------           -----------          -----------
         4,829,038           5,099,817            21,951,635           25,017,438
             5,175              33,992               119,254              128,144
          (169,850)           (524,691)             (678,141)            (576,578)
        ----------          ----------           -----------          -----------
         4,664,363           4,609,118            21,392,748           24,569,004
        ----------          ----------           -----------          -----------
         4,974,102           4,661,365            22,003,056           25,462,547
                --                  --                    --                   --
        ----------          ----------           -----------          -----------
        $4,974,102          $4,661,365           $22,003,056          $25,462,547
        ==========          ==========           ===========          ===========
        $       --          $       --           $        --          $        --
        ==========          ==========           ===========          ===========

----------------------------------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                        Managed Allocation Series:
                                                                                      Moderate-Conservative Portfolio
                                                                                      -------------------------------
                                                                                               Period Ended
                                                                                               December 31,
                                                                                                  2005**
                                                                                      --------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                $   19,169
    Net realized gain on investments and foreign currency related transactions                       3,779
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                               136,287
                                                                                                ----------
    Net increase in net assets resulting from operations                                           159,235
                                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     (19,171)
    From net realized gains                                                                         (1,766)
                                                                                                ----------
    Net decrease in net assets resulting from distributions                                        (20,937)
                                                                                                ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                                    4,186,360
    Net asset value of shares issued through acquisition                                                --
    Net asset value of shares issued through dividend reinvestment                                  20,937
    Cost of shares repurchased                                                                     (19,144)
                                                                                                ----------
    Net increase (decrease) in net assets from capital share transactions                        4,188,153
                                                                                                ----------
TOTAL INCREASE IN NET ASSETS                                                                     4,326,451
    Net assets at beginning of period                                                                   --
                                                                                                ----------
    Net assets at end of period                                                                 $4,326,451
                                                                                                ==========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                                         $       --
                                                                                                ==========

------------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                                                                                                Mercury
                                                                                       Large Cap Core Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ---------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $    289,755  $    589,652
    Net realized gain on investments and foreign currency related transactions          14,201,128     3,315,382
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                       (41,085)   13,604,210
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                14,449,798    17,509,244
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                  --      (649,324)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                                     --      (649,324)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                            8,098,367     6,563,038
    Net asset value of shares issued through acquisition                                        --            --
    Net asset value of shares issued through dividend reinvestment                              --       649,324
    Cost of shares repurchased                                                         (17,219,174)  (13,772,846)
                                                                                      ------------  ------------
    Net increase (decrease) in net assets from capital share transactions               (9,120,807)   (6,560,484)
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                             5,328,991    10,299,436
    Net assets at beginning of period                                                  125,499,714   115,200,278
                                                                                      ------------  ------------
    Net assets at end of period                                                       $130,828,705  $125,499,714
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $    289,946  $         --
                                                                                      ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

            MFS                           MFS
 Mid Cap Growth Portfolio           Value Portfolio
----------------------------  ---------------------------
 Year Ended    Year Ended      Year Ended    Year Ended
December 31,  December 31,    December 31,  December 31,
    2005         2004*            2005         2004*
----------------------------  ---------------------------
$ (1,217,731) $ (1,280,375)    $   872,587   $   509,059
  37,434,264    21,210,374       3,414,953     2,337,323
 (21,521,919)    6,180,871          52,492     3,327,650
------------  ------------     -----------   -----------
  14,694,614    26,110,870       4,340,032     6,174,032
------------  ------------     -----------   -----------
          --            --        (869,869)     (510,816)
          --            --      (3,134,554)     (389,047)
------------  ------------     -----------   -----------
          --            --      (4,004,423)     (899,863)
------------  ------------     -----------   -----------
   7,809,074    16,179,515      31,389,149     9,087,552
 157,413,642            --              --            --
          --            --       4,004,423       899,863
 (55,470,667)  (24,308,636)     (4,323,830)   (8,137,170)
------------  ------------     -----------   -----------
 109,752,049    (8,129,121)     31,069,742     1,850,245
------------  ------------     -----------   -----------
 124,446,663    17,981,749      31,405,351     7,124,414
 210,589,528   192,607,779      47,252,403    40,127,989
------------  ------------     -----------   -----------
$335,036,191  $210,589,528     $78,657,754   $47,252,403
============  ============     ===========   ===========
$       (669) $         --     $        --   $       908
============  ============     ===========   ===========

---------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                               Mondrian
                                                                                          International Stock
                                                                                               Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $  4,436,209  $  2,138,466
    Net realized gain on investments and foreign currency related transactions          20,781,060    13,861,266
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            (7,163,391)    8,410,207
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                18,053,878    24,409,939
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                            (100,497)   (2,613,383)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                               (100,497)   (2,613,383)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                           28,572,300    53,475,176
    Net asset value of shares issued through dividend reinvestment                         100,497     2,613,383
    Cost of shares repurchased                                                         (24,282,412)  (24,585,856)
                                                                                      ------------  ------------
    Net increase in net assets from capital share transactions                           4,390,385    31,502,703
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                            22,343,766    53,299,259
    Net assets at beginning of period                                                  181,174,174   127,874,915
                                                                                      ------------  ------------
    Net assets at end of period                                                       $203,517,940  $181,174,174
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $  4,986,881  $   (547,069)
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.


                                                                                       Pioneer Fund Portfolio
                                                                                      ------------------------
                                                                                       Year Ended   Year Ended
                                                                                      December 31, December 31,
                                                                                          2005        2004*
                                                                                      ------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $   389,928  $   284,182
    Net realized gain on investments and foreign currency related transactions            805,103      655,645
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            1,284,801    2,315,841
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations                                2,479,832    3,255,668
                                                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 --     (285,115)
    From net realized gains                                                                    --           --
                                                                                      -----------  -----------
    Net decrease in net assets resulting from distributions                                    --     (285,115)
                                                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                          14,587,987    5,455,069
    Net asset value of shares issued through dividend reinvestment                             --      285,115
    Cost of shares repurchased                                                         (3,255,212)  (3,478,475)
                                                                                      -----------  -----------
    Net increase in net assets from capital share transactions                         11,332,775    2,261,709
                                                                                      -----------  -----------
TOTAL INCREASE IN NET ASSETS                                                           13,812,607    5,232,262
    Net assets at beginning of period                                                  32,633,255   27,400,993
                                                                                      -----------  -----------
    Net assets at end of period                                                       $46,445,862  $32,633,255
                                                                                      ===========  ===========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $   389,928  $        --
                                                                                      ===========  ===========

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

   Pioneer    Style Focus Series: Style Focus Series:
Mid Cap Value  Small Cap Growth     Small Cap Value
  Portfolio        Portfolio           Portfolio
------------- ------------------- -------------------
Period Ended     Period Ended        Period Ended
December 31,     December 31,        December 31,
   2005**           2005**              2005**
------------- ------------------- -------------------
 $   12,981       $  (18,516)         $   23,428
     90,270          130,520              81,224

    264,753          458,008             337,219
 ----------       ----------          ----------
    368,004          570,012             441,871
 ----------       ----------          ----------
    (12,844)              --             (20,912)
    (99,052)        (114,100)            (55,700)
 ----------       ----------          ----------
   (111,896)        (114,100)            (76,612)
 ----------       ----------          ----------
  6,050,498        5,811,149           5,016,436
    111,896          114,100              76,612
   (268,387)        (306,192)           (125,805)
 ----------       ----------          ----------
  5,894,007        5,619,057           4,967,243
 ----------       ----------          ----------
  6,150,115        6,074,969           5,332,502
         --               --                  --
 ----------       ----------          ----------
 $6,150,115       $6,074,969          $5,332,502
 ==========       ==========          ==========
 $      137       $  (15,957)         $    2,516
 ==========       ==========          ==========

-----------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                      Travelers Quality
                                                                                       Bond Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  6,632,554  $  7,188,168
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                  (703,128)      865,318
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (2,916,528)   (1,671,033)
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                            3,012,898     6,382,453
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --    (8,995,106)
    From net realized gains                                                                --            --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                                --    (8,995,106)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      19,925,046    16,645,993
    Net asset value of shares issued through dividend reinvestment                         --     8,995,106
    Cost of shares repurchased                                                    (33,148,315)  (42,786,580)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (13,223,269)  (17,145,481)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,210,371)  (19,758,134)
    Net assets at beginning of year                                               189,314,987   209,073,121
                                                                                 ------------  ------------
    Net assets at end of year                                                    $179,104,616  $189,314,987
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  7,176,527  $ (1,564,284)
                                                                                 ============  ============

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                       U.S. Government
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $ 10,562,706  $  9,421,050
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 3,263,108       409,444
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (3,817,590)    3,571,197
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           10,008,224    13,401,691
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                           (194)   (9,496,007)
    From net realized gains                                                          (239,219)     (413,800)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                          (239,413)   (9,909,807)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      65,826,941    33,869,285
    Net asset value of shares issued through dividend reinvestment                    239,413     9,909,807
    Cost of shares repurchased                                                    (28,456,411)  (40,832,013)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          37,609,943     2,947,079
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            47,378,754     6,438,963
    Net assets at beginning of year                                               216,320,919   209,881,956
                                                                                 ------------  ------------
    Net assets at end of year                                                    $263,699,673  $216,320,919
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $ 10,562,698  $        186
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
    CONVERTIBLE SECURITIES PORTFOLIO        ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $12.35        $0.31 (a)        $(0.27)   $  0.04    $(0.32)      $(0.22)
      12/31/2004++                              11.87         0.27 (a)       0.48 (a)      0.75     (0.27)           --
      12/31/2003++                               9.67         0.39 (a)       2.15 (a)      2.54     (0.34)           --
      12/31/2002++                              11.32         0.45 (a)      (1.26)(a)    (0.81)     (0.77)       (0.07)
      12/31/2001++                              12.06      0.47 (a)(c)   (0.56)(a)(c)    (0.09)     (0.21)       (0.44)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    DISCIPLINED MID CAP STOCK PORTFOLIO     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $19.76        $0.14 (a)     $ 2.29 (a)   $  2.43    $    --      $(0.23)
      12/31/2004++                              17.49         0.05 (a)       2.82 (a)      2.87     (0.05)       (0.55)
      12/31/2003++                              13.11             0.05           4.38      4.43     (0.05)           --
      12/31/2002++                              15.41             0.03         (2.23)    (2.20)     (0.08)       (0.02)
      12/31/2001++                              17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)         1.09
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    EQUITY INCOME PORTFOLIO                 ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $17.17        $0.19 (a)     $ 0.56 (a)   $  0.75    $    --      $(0.24)
      12/31/2004++                              16.59             0.21           1.39      1.60     (0.22)       (0.80)
      12/31/2003++                              12.75             0.14           3.83      3.97     (0.13)           --
      12/31/2002++                              14.99         0.16 (a)      (2.25)(a)    (2.09)     (0.15)           --
      12/31/2001++                              16.26         0.20 (a)      (1.27)(a)    (1.07)     (0.16)       (0.04)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED HIGH YIELD PORTFOLIO          ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $ 8.62        $0.63 (a)     $(0.41)(a)   $  0.22    $    --      $    --
      12/31/2004++                               8.41             0.64           0.23      0.87     (0.66)           --
      12/31/2003++                               7.37         0.65 (a)       1.00 (a)      1.65     (0.61)           --
      12/31/2002++                               8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)           --
      12/31/2001++                               9.50      0.97 (a)(c)   (0.77)(a)(c)      0.20     (1.15)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED STOCK PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $16.56        $0.20 (a)     $ 0.68 (a)   $  0.88    $    --      $    --
      12/31/2004++                              15.19             0.23           1.37      1.60     (0.23)           --
      12/31/2003++                              12.06             0.20           3.13      3.33     (0.20)           --
      12/31/2002++                              15.40             0.16         (3.13)    (2.97)     (0.37)           --
      12/31/2001++                              15.99             0.16           0.11      0.27     (0.20)       (0.66)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    LARGE CAP PORTFOLIO                     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $13.93        $0.02 (a)     $ 1.20 (a)   $  1.22    $    --      $    --
      12/31/2004++                              13.18             0.10           0.76      0.86     (0.11)           --
      12/31/2003++                              10.61             0.05           2.57      2.62     (0.05)           --
      12/31/2002++                              13.82         0.05 (a)      (3.20)(a)    (3.15)     (0.06)           --
      12/31/2001++                              16.81         0.07 (a)      (2.98)(a)    (2.91)     (0.07)       (0.01)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share for the Convertible Securities Portfolio. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Federated High Yield Portfolio.
++ Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF YEAR        AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.54)     $11.85       0.34 %          $104          0.75%       0.75%           2.51%         150%
    (0.27)      12.35         6.29           109        0.74(b)        0.75            2.50          32
    (0.34)      11.87        26.26            76           0.78        0.78            3.61          44
    (0.84)       9.67       (6.99)            49        0.80(b)        0.81            4.36          46
    (0.65)      11.32       (0.82)            50           0.79        0.79         3.95(c)          56
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.23)     $21.96      12.42 %          $207          0.82%       0.82%           0.68%         116%
    (0.60)      19.76        16.45           198        0.80(b)        0.82            0.28          91
    (0.05)      17.49        33.75           165           0.82        0.82            0.38          61
    (0.10)      13.11      (14.32)           111           0.85        0.85            0.23          67
    (1.13)      15.41       (4.02)           113           0.83        0.83            0.37          40
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.24)     $17.68       4.47 %          $374          0.85%       0.85%           1.14%         150%
    (1.02)      17.17         9.88           359        0.85(b)        0.86            1.35         119
    (0.13)      16.59        31.17           297           0.87        0.87            1.11         141
    (0.15)      12.75      (13.94)           191           0.84        0.84            1.14         131
    (0.20)      14.99       (6.61)           200           0.85        0.85            1.28         121
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.84       2.55 %          $ 84          0.87%       0.87%           7.28%          36%
    (0.66)       8.62        10.38            87        0.83(b)        0.87            7.42          38
    (0.61)       8.41        22.39            76           0.90        0.90            7.93          57
    (1.46)       7.37         3.72            48           0.89        0.89            9.09          58
    (1.15)       8.55         1.94            40           0.89        0.89        10.45(c)          44
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $17.44       5.31 %          $ 28          0.95%       0.97%           1.21%          44%
    (0.23)      16.56        10.55            33           0.83        0.94            1.42          31
    (0.20)      15.19        27.61            32           0.91        0.91            1.50          41
    (0.37)      12.06      (19.32)            27           0.84        0.84            1.14          13
    (0.86)      15.40         1.67            44           0.81        0.81            0.99          14
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $15.15       8.69 %          $266          0.86%       0.86%           0.11%         217%
    (0.11)      13.93         6.52           268        0.86(b)        0.86            0.81          56
    (0.05)      13.18        24.67           228           0.86        0.86            0.43          60
    (0.06)      10.61      (22.79)           180           0.85        0.85            0.44          95
    (0.08)      13.82      (17.33)           249           0.83        0.83            0.50         131
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                           NET ASSET                   NET REALIZED/             DIVIDENDS
                                                           VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                           BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $(0.01)(a)(d)    $ 1.26 (a)    $  1.25    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.30 (a)    $  0.42    $(0.06)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.14 (a)(d)    $ 0.72 (a)    $  0.86    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.86 (a)    $  0.98    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.09 (a)(d)    $ 0.54 (a)    $  0.63    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 9.05    $    0.02 (a)    $ 1.07 (a)    $  1.09    $    --
  12/31/2004++                                                  7.85             0.04          1.21       1.25     (0.05)
  12/31/2003++                                                  6.52             0.05          1.33       1.38     (0.05)
  12/31/2002++                                                  8.77         0.03 (a)     (2.23)(a)     (2.20)     (0.05)
  12/31/2001++                                                 12.15         0.01 (a)     (2.74)(a)     (2.73)        --+
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS MID CAP GROWTH PORTFOLIO                               ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 7.85    $   (0.03)(a)    $ 0.27 (a)    $  0.24    $    --
  12/31/2004++                                                  6.88        (0.05)(a)      1.02 (a)       0.97         --
  12/31/2003++                                                  5.02           (0.03)          1.89       1.86         --
  12/31/2002++                                                  9.81        (0.04)(a)     (4.75)(a)     (4.79)         --
  12/31/2001++                                                 16.75        (0.06)(a)     (3.90)(a)     (3.96)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS VALUE PORTFOLIO                                        ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $12.32    $    0.17 (a)    $ 0.63 (a)    $  0.80    $(0.15)
  12/31/2004++                                                 10.83             0.14          1.59       1.73     (0.14)
  12/31/2003++                                                  8.80             0.13          2.04       2.17     (0.14)
  12/31/2002++                                                 10.83             0.12        (1.53)     (1.41)     (0.21)
  12/31/2001++                                                 10.89         0.11 (a)       -- +(a)       0.11     (0.08)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------

                                                           DISTRIBUTIONS
                                                           FROM NET
                                                           REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              CAPITAL GAINS
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.02)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO -------------

  05/01/2005 to 12/31/2005 (c)                                $    --
-------------------------------------                      -------------
MERCURY LARGE CAP CORE PORTFOLIO                           -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                     --
-------------------------------------                      -------------
MFS MID CAP GROWTH PORTFOLIO                               -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                 (2.98)
-------------------------------------                      -------------
MFS VALUE PORTFOLIO                                        -------------

  12/31/2005                                                  $(0.53)
  12/31/2004++                                                 (0.10)
  12/31/2003++                                                     --
  12/31/2002++                                                 (0.41)
  12/31/2001++                                                 (0.09)
-------------------------------------                      -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $11.24      12.52 %          $  5         0.35%*      3.10%*      (0.08)%*(d)          2%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.08)     $10.34       4.18 %          $  5         0.35%*      3.58%*       1.51 %*(d)         14%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.80       8.60 %          $ 22         0.35%*      1.06%*       1.54 %*(d)          5%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.92       9.77 %          $ 25         0.35%*      0.88%*       1.36 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.05)     $10.58       6.32 %          $  4         0.35%*      3.40%*       1.07 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $10.14      12.04 %          $131          0.91%       0.91%           0.23 %         79%
    (0.05)       9.05        15.89           126        0.92(b)        0.95             0.51        136
    (0.05)       7.85        21.16           115           0.99        0.99             0.67        182
    (0.05)       6.52      (25.14)           106           0.94        0.94             0.44        104
        --       8.77      (22.45)           166           0.92        0.92             0.10         98
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.09       3.06 %          $335          0.88%       0.88%          (0.38)%        104%
        --       7.85        14.10           211        0.91(b)        0.93           (0.64)         81
        --       6.88        37.05           193           0.92        0.92           (0.49)         98
        --       5.02      (48.83)           138           0.93        0.93           (0.56)        167
        --       9.81      (23.62)           279           0.92        0.92           (0.49)         96
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.68)     $12.44       6.44 %          $ 79          0.99%       1.00%           1.36 %         23%
    (0.24)      12.32        15.97            47           1.00        1.14             1.30         47
    (0.14)      10.83        24.61            40           1.00        1.08             1.44         57
    (0.62)       8.80      (13.14)            31           1.00        1.13             1.38         60
    (0.17)      10.83         1.00            32           1.00        1.11             1.01        123
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                               NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                               VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                               BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:  PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
MONDRIAN INTERNATIONAL STOCK PORTFOLIO         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.42       $ 0.27 (a)    $ 0.82 (a)    $  1.09    $(0.01)      $    --
  12/31/2004++                                     10.01         0.14 (a)      1.44 (a)       1.58     (0.17)           --
  12/31/2003++                                      7.91         0.15 (a)      2.11 (a)       2.26     (0.16)           --
  12/31/2002++                                      9.30         0.11 (a)     (1.31)(a)     (1.20)     (0.19)           --
  12/31/2001++                                     13.15         0.11 (a)     (3.50)(a)     (3.39)     (0.02)       (0.44)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER FUND PORTFOLIO                         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.03       $ 0.13 (a)    $ 0.59 (a)    $  0.72    $    --      $    --
  12/31/2004++                                     10.92         0.11 (a)      1.11 (a)       1.22     (0.11)           --
  12/31/2003++                                      8.94         0.15 (a)      1.98 (a)       2.13     (0.15)           --
  12/31/2002++                                     13.87         0.32 (a)     (4.47)(a)     (4.15)     (0.78)           --
  12/31/2001++                                     19.22         0.37 (a)     (4.65)(a)     (4.28)     (0.30)       (0.77)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER MID CAP VALUE PORTFOLIO                ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.03 (a)    $ 0.95 (a)    $  0.98    $(0.02)      $(0.18)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $(0.05)(a)    $ 1.59 (a)    $  1.54    $    --      $(0.22)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.07 (a)    $ 1.30 (a)    $  1.37    $(0.05)      $(0.12)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
TRAVELERS QUALITY BOND PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.03       $ 0.40 (a)    $(0.22)(a)    $  0.18    $    --      $    --
  12/31/2004++                                     11.21         0.41 (a)     (0.04)(a)       0.37     (0.55)           --
  12/31/2003++                                     11.03         0.48 (a)      0.29 (a)       0.77     (0.56)       (0.03)
  12/31/2002++                                     11.39         0.51 (a)      0.14 (a)       0.65     (0.85)       (0.16)
  12/31/2001++                                     11.00      0.59 (a)(c)   0.20 (a)(c)       0.79     (0.40)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
U.S. GOVERNMENT SECURITIES PORTFOLIO           ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.75            $0.55     $  -- (a)    $  0.55    $   -- +     $(0.01)
  12/31/2004++                                     12.59             0.58          0.18       0.76     (0.58)       (0.02)
  12/31/2003++                                     13.14         0.56 (a)     (0.20)(a)       0.36     (0.68)       (0.23)
  12/31/2002++                                     12.44         0.63 (a)      1.05 (a)       1.68     (0.89)       (0.09)
  12/31/2001++                                     12.22         0.69 (a)      0.02 (a)       0.71     (0.49)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Quality Bond Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 354%, 276% and 168% for the years ended December 31, 2005, 2004 and 2003, respectively.
(e) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $12.50       9.52 %          $204          0.91%       0.91%          2.34 %         101%
    (0.17)      11.42        15.75           181        0.99(b)        1.01            1.38          59
    (0.16)      10.01        28.60           128           1.00        1.00            1.79          44
    (0.19)       7.91      (12.96)            97           1.06        1.06            1.32          55
    (0.46)       9.30      (26.19)           120           1.01        1.01            1.01          81
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $12.75       5.99 %          $ 46          1.01%       1.01%          1.03 %          16%
    (0.11)      12.03        11.13            33        0.99(b)        1.12            0.98          19
    (0.15)      10.92        23.78            27           1.12        1.12            1.56          98
    (0.78)       8.94      (30.21)            22           0.90        0.90            2.88          25
    (1.07)      13.87      (23.00)            39           0.81        0.81            2.18          20
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.20)     $10.78       9.84 %          $  6         1.00%*      3.08%*         0.43 %*          44%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.22)     $11.32      15.37 %          $  6         1.10%*      3.51%*        (0.60)%*          58%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.17)     $11.20      13.56 %          $  5         1.10%*      3.83%*         0.86 %*          55%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $11.21       1.63 %          $179          0.45%       0.45%          3.60 %          78%
    (0.55)      11.03         3.29           189        0.42(b)        0.44            3.62          90
    (0.59)      11.21         6.98           209           0.43        0.43            4.15         191
    (1.01)      11.03         5.81           206           0.44        0.44            4.48         176
    (0.40)      11.39         7.13           152           0.45        0.45         5.14(c)         225
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $13.29       4.33 %          $264          0.43%       0.43%          4.22 %          99%(d)
    (0.60)      12.75         6.13           216        0.42(b)        0.43            4.47         150(d)
    (0.91)      12.59         2.75           210           0.42        0.42            4.23         143(d)
    (0.98)      13.14        13.63           244           0.44        0.44            4.82         165
    (0.49)      12.44         5.82           126           0.45        0.45            5.55         327
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

The Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-eight portfolios, of which seven are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Portfolio, Managed Allocation Series: Aggressive Growth Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio, and Managed Allocation Series: Moderate-Conservative Portfolio. As of December 31, 2005, the twenty-one Portfolios included in this report are as follows:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Managed Allocation Series: Aggressive Growth Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Conservative Portfolio (commenced operations 05/01/2005), Managed Allocation Series:
Moderate Portfolio (commenced operations 05/01/2005), Managed Allocation
Series: Moderate-Aggressive Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Moderate-Conservative Portfolio (commenced operations 05/01/2005), Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core Portfolio), MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio (commenced operations 05/01/2005), Style Focus Series: Small Cap Value Portfolio (commenced operations 05/01/2005), Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked-to-market and book/tax differences in premium amortization.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                        Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                              12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013    Total
---------                              ----------- ------------ ----------- ---------- ---------- ------------

Federated High Yield Portfolio         $ 4,648,588 $  6,217,956 $ 1,599,086  $     --  $  825,797 $ 13,291,427

Large Cap Portfolio                      4,567,057   52,058,326  14,415,260        --          --   71,040,643

Mercury Large Cap Core Portfolio        24,394,135   38,835,384          --        --          --   63,229,519

MFS Mid Cap Growth Portfolio            76,432,761  296,207,308   5,221,538        --          --  377,861,607

Mondrian International Stock Portfolio          --    7,425,827   7,456,114        --          --   14,881,941

Pioneer Fund Portfolio                          --   11,933,489   1,284,282        --          --   13,217,771

Travelers Quality Bond Portfolio                --           --   1,232,729   452,203   2,723,770    4,408,702

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) MORTGAGE DOLLAR ROLLS - U.S. Government Securities Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgos principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $49,938,210 for the U.S. Government Securities Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(M) FUND CONCENTRATION - The investments by Mondrian International Stock Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of Mondrian International Stock Portfolio. Foreign investments may also subject Mondrian International Stock Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(N) CREDIT AND MARKET RISK - Federated High Yield Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(O) LOAN PARTICIPATIONS - Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Pioneer Fund Portfolio, and MFS Value Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Trust on behalf of each TAMIC Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of Metlife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TAMIC has entered into sub-advisory agreements with Janus Capital Management LLC, Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management Inc., TIMCO Asset Management, Inc. ("TIMCO"), Fidelity Management & Research Company, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Deutsche Investment Management Americas, Inc., Massachusetts Financial Services Company, Mondrian Investment Partners Ltd., Pioneer Investment Management, Inc., and Dreman Value Management L.L.C., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

On July 1, 2005, Salomon Brothers Asset Management Inc. ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio. Prior to July 1, 2005, these Portfolios were managed directly by TAMIC without a subadviser. SaBAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreements, SaBAM is responsible for the day to day portfolio operations and investment decisions for the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio and is compensated for such services by TAMIC at an annual rate of 0.25%, 0.20%, and 0.20% respectively.

Subject to the supervision and direction of the Trustees of the Trust, TAMIC supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. TAMIC pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the TAMIC a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                    Management Fees earned by
                                    TAMIC for the year ended
Portfolio                               December 31, 2005     % per annum         Average Daily Assets
---------                           ------------------------- ----------- ------------------------------------

Convertible Securities Portfolio           $  628,179             0.60%   All

Disciplined Mid Cap Stock Portfolio         1,383,571             0.70%   All

Equity Income Portfolio                     2,668,019             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million up to $750 Million

                                                                  0.65%   Over $750 Million

Federated High Yield Portfolio                555,974             0.65%   All

Federated Stock Portfolio                     188,301            0.625%   All

Large Cap Portfolio                         1,947,041             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million to $750 Million

                                                                  0.65%   Over $750 Million

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                        Management Fees earned by
                                        TAMIC for the period ended
Portfolio                                   December 31, 2005      % per annum        Average Daily Assets
---------                               -------------------------- ----------- ----------------------------------

Managed Allocation Series: Aggressive
  Portfolio *(a)                                $    2,962             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Conservative
  Portfolio *(a)                                     2,535             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate
  Portfolio*(a)                                     10,031             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Aggressive Portfolio *(a)                         12,733             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Conservative Portfolio*(a)                         2,684             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Mercury Large Cap Core Portfolio                   980,510            0.775%   First $250 Million

                                                                       0.75%   Over $250 Million to $ 500 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                                                                       0.70%   Over $1 Billion to $2 Billion

                                                                      0.625%   Over $2 Billion

MFS Mid Cap Growth Portfolio                     2,395,094           0.7775%   First $600 Million

                                                                     0.7525%   Over $600 Million to $900 Million

                                                                     0.7275%   Over $900 Million to $1.5 Billion

                                                                     0.7025%   Over $1.5 Billion to $2.5 Billion

                                                                     0.6525%   Over $2.5 Billion

MFS Value Portfolio                                465,377             0.75%   First $600 Million

                                                                      0.725%   Over $600 Million to $ 900 Million

                                                                       0.70%   Over $900 Million to $1.5 Billion

                                                                      0.675%   Over $1.5 Billion to $2.5 Billion

                                                                      0.625%   Over $2.5 Billion

Mondrian International Stock Portfolio           1,410,238            0.775%   First $100 Million

                                                                       0.65%   Over $100 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees earned by
                                               TAMIC for the year ended
Portfolio                                          December 31, 2005     % per annum        Average Daily Assets
---------                                      ------------------------- ----------- ----------------------------------

Pioneer Fund Portfolio                                 $283,477              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Pioneer Mid Cap Value Portfolio*                         22,433              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $ 500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Style Focus Series: Small Cap Growth
  Portfolio*                                             26,177              0.85%   First $100 Million

                                                                             0.80%   Over $100 Million to $250 Million

                                                                            0.775%   Over $250 Million to $ 500 Million

                                                                             0.75%   Over $500 Million to $750 Million

                                                                            0.725%   Over $750 Million to $1 Billion

                                                                             0.70%   Over $1 Billion

Style Focus Series: Small Cap Value Portfolio*           22,380             0.825%   First $50 Million

                                                                             0.80%   Over $50 Million to $100 Million

                                                                            0.775%   Over $100 Million to $500 Million

                                                                             0.75%   Over $500 Million to $1 Billion

                                                                            0.725%   Over $2 Billion

Travelers Quality Bond Portfolio                        596,346            0.3233%   All

U.S. Government Securities Portfolio                    809,925            0.3233%   All

* For the period from 5/1/2005 (commencement of operations) through 12/31/2005.
(a) The Managed Allocation Series Portfolios operate as a fund of funds and indirectly pay TAMIC an additional advisory fee through investments in underlying Portfolios.

TAMIC has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio. This limitation can be terminated at any time by TAMIC. Pursuant to that Expense Limitation Agreement, TAMIC has agreed to waive or limit fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expense not incurred in the ordinary course of each Portfolio's business and are limited to the following respective expense ratios as a percentage of each Portfolios' average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
           Portfolio                           Limitation Agreement
           ---------                           ---------------------

           Convertible Securities Portfolio            0.80%

           Disciplined Mid Cap Stock Portfolio         0.95%

           Equity Income Portfolio                     0.95%

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                          Maximum Expense Ratio
                                                          under current Expense
Portfolio                                                 Limitation Agreement
---------                                                 ---------------------

Federated High Yield Portfolio                                    0.95%

Federated Stock Portfolio                                         0.95%

Large Cap Portfolio                                               0.95%

Managed Allocation Series: Aggressive Portfolio                   0.35%

Managed Allocation Series: Conservative Portfolio                 0.35%

Managed Allocation Series: Moderate Portfolio                     0.35%

Managed Allocation Series: Moderate-Aggressive Portfolio          0.35%

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       0.35%

Mercury Large Cap Core Portfolio                                  1.00%

MFS Mid Cap Growth Portfolio                                      1.00%

MFS Value Portfolio                                               1.00%

Mondrian International Stock Portfolio                            1.25%

Pioneer Fund Portfolio                                            1.25%

Pioneer Mid Cap Value Portfolio                                   1.00%

Style Focus Series: Small Cap Growth Portfolio                    1.10%

Style Focus Series: Small Cap Value Portfolio                     1.10%

Travelers Quality Bond Portfolio                                  0.75%

U.S. Government Securities Portfolio                              1.25%

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Portfolios' administrator. As compensation for its services, the Portfolios pay TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Portfolio, plus $30,000 per portfolio, subject to a maximum of 0.06% of each respective Portfolio's average daily net assets.

PFPC, Inc. acts as the transfer agent for the Portfolios. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Portfolios' transfer agent. For the year ended December 31, 2005, the Portfolios did not pay transfer agent fees to CTB.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended December 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

                 Portfolio                               Total
                 ---------                              -------

                 Equity Income Portfolio                $48,745

                 Federated Stock Portfolio                  685

                 Large Cap Portfolio                     51,470

                 Mercury Large Cap Core Portfolio           960

                 MFS Mid Cap Growth Portfolio            37,198

                 MFS Value Portfolio                        811

                 Mondrian International Stock Portfolio     362

                 Pioneer Mid Cap Value Portfolio            338

4. ACQUISITION

On February 25, 2005, MFS Mid Cap Growth Portfolio acquired the assets and certain liabilities of MFS Emerging Growth Portfolio pursuant to a plan of reorganization approved by MFS Emerging Growth Portfolio shareholders on February 18, 2005. Total shares issued by MFS Mid Cap Growth Portfolio, the total net assets of MFS Emerging Growth Portfolio and total net assets of MFS Mid Cap Growth Portfolio on the date of the transfer were as follows:

                                                   TOTAL NET    TOTAL NET
                                     SHARES ISSUED ASSETS OF    ASSETS OF
                                     BY MFS MID    MFS EMERGING MFS MID CAP
                                     CAP GROWTH    GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO
   ACQUIRED FUND                     ------------- ------------ ------------

     MMFS Emerging Growth Portfolio   20,794,404   $157,413,642 $201,456,429
   --------------------------------  ------------- ------------ ------------

The total net assets of MFS Emerging Growth Portfolio before acquisition included unrealized appreciation of $24,768,545. Total net assets of MFS Mid Cap Growth Portfolio immediately after the transfer were $358,870,071. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                          SHARES ISSUED             NET INCREASE
                                                          THROUGH                   (DECREASE)
                                     BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                     SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
CONVERTIBLE SECURITIES PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          8,853,796 1,030,266     385,240   (1,518,923)  (103,417)    8,750,379
  12/31/2004                          6,431,871 2,781,519     187,144     (546,738)  2,421,925    8,853,796
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
DISCIPLINED MID CAP STOCK PORTFOLIO  ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,011,726   813,071     110,067   (1,509,223)  (586,085)    9,425,641
  12/31/2004                          9,428,466 1,329,948     297,265   (1,043,953)    583,260   10,011,726
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
EQUITY INCOME PORTFOLIO              ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         20,903,670 2,237,689     311,267   (2,318,760)    230,196   21,133,866
  12/31/2004                         17,934,234 2,991,545   1,203,210   (1,225,319)  2,969,436   20,903,670
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED HIGH YIELD PORTFOLIO       ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,090,819 1,055,705          --   (1,640,386)  (584,681)    9,506,138
  12/31/2004                          9,509,414 1,653,448     721,724   (1,793,767)    581,405   10,090,819
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED STOCK PORTFOLIO            ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          1,965,275    55,542          --     (403,533)  (347,991)    1,617,284
  12/31/2004                          2,093,500   151,666      27,337     (307,228)  (128,225)    1,965,275
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                                 SHARES ISSUED             NET INCREASE
                                                                                 THROUGH                   (DECREASE)
                                                           BEGINNING  SHARES     DIVIDEND      SHARES      IN SHARES
                                                           SHARES     SOLD       REINVESTMENT  REPURCHASED OUTSTANDING
LARGE CAP PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               19,247,574  1,093,920         --    (2,787,282) (1,693,362)
  12/31/2004                                               17,278,475  4,158,997    150,788    (2,340,686)   1,969,099
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    457,301        457       (15,311)     442,447
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    498,677      3,297       (51,078)     450,896
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,089,561     11,001       (64,051)   2,036,511
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,374,629     11,692       (54,221)   2,332,100
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    408,636      1,977        (1,841)     408,772
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MERCURY LARGE CAP CORE PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               13,864,753    863,303         --    (1,828,457)   (965,154)
  12/31/2004                                               14,669,066    798,563     72,126    (1,675,002)   (804,313)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS MID CAP GROWTH PORTFOLIO*                              ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               26,829,852 21,809,093         --    (7,228,603)  14,580,490
  12/31/2004                                               27,980,923  2,230,189         --    (3,381,260) (1,151,071)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS VALUE PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                3,835,283  2,507,613    320,433      (342,080)   2,485,966
  12/31/2004                                                3,706,378    783,205     72,951      (727,251)     128,905
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               15,868,394  2,473,625      8,973    (2,075,638)     406,960
  12/31/2004                                               12,774,101  5,246,816    228,579    (2,381,102)   3,094,293
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER FUND PORTFOLIO                                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                2,713,234  1,197,449         --      (267,063)     930,386
  12/31/2004                                                2,508,647    490,843     23,720      (309,976)     204,587
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER MID CAP VALUE PORTFOLIO                            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    585,656     10,399       (25,303)     570,752
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    553,702     10,134       (27,260)     536,576
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    480,791      6,846       (11,309)     476,328
----------------------------------                         ---------- ---------- ------------- ----------- ------------
TRAVELERS QUALITY BOND PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               17,169,941  1,794,098         --    (2,983,504) (1,189,406)
  12/31/2004                                               18,655,850  1,465,860    817,628    (3,769,397) (1,485,909)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               16,961,234  5,043,713     17,800    (2,176,025)   2,885,488
  12/31/2004                                               16,666,618  2,694,130    782,509    (3,182,023)     294,616
----------------------------------                         ---------- ---------- ------------- ----------- ------------


                                                           ENDING
                                                           SHARES
LARGE CAP PORTFOLIO                                        ----------

  12/31/2005                                               17,554,212
  12/31/2004                                               19,247,574
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ----------

  05/01/2005-12/31/2005                                       442,447
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ----------

  05/01/2005-12/31/2005                                       450,896
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                     2,036,511
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ----------

  05/01/2005-12/31/2005                                     2,332,100
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ----------

  05/01/2005-12/31/2005                                       408,772
----------------------------------                         ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ----------

  12/31/2005                                               12,899,599
  12/31/2004                                               13,864,753
----------------------------------                         ----------
MFS MID CAP GROWTH PORTFOLIO*                              ----------

  12/31/2005                                               41,410,342
  12/31/2004                                               26,829,852
----------------------------------                         ----------
MFS VALUE PORTFOLIO                                        ----------

  12/31/2005                                                6,321,249
  12/31/2004                                                3,835,283
----------------------------------                         ----------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ----------

  12/31/2005                                               16,275,354
  12/31/2004                                               15,868,394
----------------------------------                         ----------
PIONEER FUND PORTFOLIO                                     ----------

  12/31/2005                                                3,643,620
  12/31/2004                                                2,713,234
----------------------------------                         ----------
PIONEER MID CAP VALUE PORTFOLIO                            ----------

  05/01/2005-12/31/2005                                       570,752
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ----------

  05/01/2005-12/31/2005                                       536,576
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                       476,328
----------------------------------                         ----------
TRAVELERS QUALITY BOND PORTFOLIO                           ----------

  12/31/2005                                               15,980,535
  12/31/2004                                               17,169,941
----------------------------------                         ----------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ----------

  12/31/2005                                               19,846,722
  12/31/2004                                               16,961,234
----------------------------------                         ----------

* Shares sold includes shares issued in connection with acquisition. (Note 4)

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                            Purchase                    Sales
-                                                   ------------------------- -------------------------
Portfolio                                             US Gov't    Non-Gov't     US Gov't    Non-Gov't
---------                                           ------------ ------------ ------------ ------------

Convertible Securities Portfolio                    $         -- $151,315,840 $         -- $148,077,477

Disciplined Mid Cap Stock Portfolio                           --  226,507,266           --  235,259,494

Equity Income Portfolio                                       --  539,275,663           --  536,193,424

Federated High Yield Portfolio                                --   30,755,246           --   29,597,639

Federated Stock Portfolio                                     --   13,139,334           --   18,527,076

Large Cap Portfolio                                           --  557,029,198           --  580,817,758

Managed Allocation: Aggressive Portfolio                      --    4,764,672           --       64,691

Managed Allocation: Conservative Portfolio                    --    5,038,314           --      397,564

Managed Allocation: Moderate Portfolio                        --   21,861,909           --      541,870

Managed Allocation: Moderate-Aggressive Portfolio             --   24,758,688           --      173,151

Managed Allocation: Moderate-Conservative Portfolio           --    4,241,251           --       13,819

Mercury Large Cap Core Portfolio                              --   99,795,852           --  107,879,641

MFS Mid Cap Growth Portfolio                                  --  325,795,744           --  373,589,582

MFS Value Portfolio                                           --   41,590,169           --   14,129,811

Mondrian International Stock Portfolio                        --  200,319,554           --  186,912,215

Pioneer Fund Portfolio                                        --   18,017,063           --    5,978,305

Pioneer Mid Cap Value Portfolio                               --    7,643,192           --    1,992,087

Style Focus Series: Small Cap Growth Portfolio                --    8,008,362           --    2,642,606

Style Focus Series: Small Cap Value Portfolio                 --    7,037,276           --    2,234,606

Travelers Quality Bond Portfolio                              --  139,909,396           --  133,730,390

U.S. Government Securities Portfolio                 302,553,855   22,568,342  222,517,227   18,524,348

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                             Gross        Gross     Net Unrealized
                                                           Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                                     Tax Cost    Appreciation Depreciation (Depreciation)
---------                                                  -------------- ------------ ------------ --------------

Convertible Securities Portfolio                            $ 99,850,253  $ 4,440,603  $(1,714,206)  $ 2,726,397

Disciplined Mid Cap Stock Portfolio                          182,480,756   29,002,895   (3,938,660)   25,064,235

Equity Income Portfolio                                      354,984,727   26,754,832   (8,006,380)   18,748,452

Federated High Yield Portfolio                                82,508,554    2,827,733   (2,889,739)      (62,006)

Federated Stock Portfolio                                     25,528,011    3,739,283   (1,227,535)    2,511,748

Large Cap Portfolio                                          252,771,044   21,607,485   (9,768,844)   11,838,641

Managed Allocation Series: Aggressive Portfolio                4,705,624      307,788          (41)      307,747

Managed Allocation Series: Conservative Portfolio              4,651,109       65,258      (16,709)       48,549

Managed Allocation Series: Moderate Portfolio                 21,348,711      654,162      (73,439)      580,723

Managed Allocation Series: Moderate-Aggressive Portfolio      24,594,762      945,329      (71,547)      873,782

Managed Allocation Series: Moderate-Conservative Portfolio     4,227,952      146,310      (10,026)      136,284

Mercury Large Cap Core Portfolio                             111,400,757   23,179,916   (3,664,462)   19,515,454

MFS Mid Cap Value Portfolio                                  293,387,849   50,741,226   (9,273,656)   41,467,570

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

6. INVESTMENT TRANSACTIONS - CONTINUED

                                                                 Gross        Gross     Net Unrealized
                                               Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                         Tax Cost    Appreciation Depreciation (Depreciation)
---------                                      -------------- ------------ ------------ --------------

MFS Value Portfolio                             $ 70,575,793  $ 9,865,112  $(1,776,114)  $ 8,088,998

Mondrian International Stock Portfolio           181,552,825   24,649,009   (2,523,431)   22,125,578

Pioneer Fund Portfolio                            38,217,123    8,872,888     (666,480)    8,206,408

Pioneer Mid Cap Value Portfolio                    5,946,106      377,737     (120,123)      257,614

Style Focus Series: Small Cap Growth Portfolio     5,483,202      668,369     (227,639)      440,730

Style Focus Series: Small Cap Value Portfolio      5,217,139      507,781     (171,660)      336,121

Travelers Quality Bond Portfolio                 179,756,064      904,100   (3,180,823)   (2,276,723)

U.S. Government Securities Portfolio             276,144,030    5,734,859   (3,299,287)    2,435,572

7. FUTURE CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                          Number of  Notional   Appreciation
                            Description   Expiration Date Contracts   Value    (Depreciation)
                          --------------- --------------- --------- ---------- --------------

Disciplined Mid Cap Stock
  Portfolio               S&P 400 Mid Cap   March 2006       11     $4,087,600    $(75,164)
                                                                                  ========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                          Net
                                            Value at      In Exchange  Unrealized
    Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  Appreciation
    --------------- ------------------- ----------------- ----------- ------------

       01/31/06     7,004,000    GBP       $12,035,702    12,524,623    $488,921
                                                                        ========

GBP - British Pound

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom Fidelity Management & Research ("FMR") places trades pay for certain expenses of Equity Income Portfolio and Large Cap Portfolio or provide other services. During the year ended December 31, 2005, Equity Income Portfolio and Large Cap Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                               Brokerage
                                                Service
                                              Arrangements
                                              ------------

                      Equity Income Portfolio   $225,161

                      Large Cap Portfolio        160,374

Certain amounts on the prior year statements of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2005 and 2004 were as follows:

                                                       Ordinary              Long Term
                                                        Income             Capital Gain              Total
-                                               ---------------------- --------------------- ----------------------
Portfolio                                          2005       2004        2005       2004       2005       2004
---------                                       ---------- ----------- ---------- ---------- ---------- -----------

Convertible Securities Portfolio                $2,701,557 $ 2,307,074 $1,863,683 $       -- $4,565,240 $ 2,307,074

Disciplined Mid Cap Stock Portfolio                     --     508,893  2,217,847  5,360,391  2,217,847   5,869,284

Equity Income Portfolio                            881,377  12,673,525  4,301,226  7,571,443  5,182,603  20,244,968

Federated High Yield Portfolio                          --   6,213,875         --         --         --   6,213,875

Federated Stock Portfolio                               --     451,992         --         --         --     451,992

Large Cap Portfolio                                     --   2,103,304         --         --         --   2,103,304

Managed Allocation Series: Aggressive Portfolio      2,191          --      2,984         --      5,175          --

Managed Allocation Series: Conservative
  Portfolio                                         33,305          --        687         --     33,992          --

Managed Allocation Series: Moderate Portfolio      114,753          --      4,501         --    119,254          --

Managed Allocation Series: Moderate-Aggressive
  Portfolio                                        119,069          --      9,075         --    128,144          --

Managed Allocation Series: Moderate-
  Conservative Portfolio                            19,478          --      1,459         --     20,937          --

Mercury Large Cap Core Portfolio                        --     649,324         --         --         --     649,324

MFS Mid Cap Growth Portfolio                            --          --         --         --         --          --

MFS Value Portfolio                              1,312,624     510,816  2,691,799    389,047  4,004,423     899,863

Mondrian International Stock Portfolio             100,497   2,613,383         --         --    100,497   2,613,383

Pioneer Fund Portfolio                                  --     285,115         --         --         --     285,115

Pioneer Mid Cap Value Portfolio                    111,896          --         --         --    111,896          --

Style Focus Series: Small Cap Growth Portfolio     114,100          --         --         --    114,100          --

Style Focus Series: Small Cap Value Portfolio       76,612          --         --         --     76,612          --

Travelers Quality Bond Portfolio                        --   8,995,106         --         --         --   8,995,106

U.S. Government Securities Portfolio               239,413   9,527,237         --    382,570    239,413   9,909,807

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                  Undistributed Undistributed   Unrealized       Loss
                                                    Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                            Income         Gain      (Depreciation) and Deferrals     Total
---------                                         ------------- ------------- -------------- ------------- ------------

Convertible Securities Portfolio                   $    43,421   $        --   $ 2,726,397   $ (1,258,829) $  1,510,989

Disciplined Mid Cap Stock Portfolio                  9,018,223    27,205,882    25,064,235             --    61,288,340

Equity Income Portfolio                             16,794,635    16,196,767    18,748,376             --    51,739,778

Federated High Yield Portfolio                       6,446,628            --       (62,006)   (13,291,427)   (6,906,805)

Federated Stock Portfolio                              460,390     2,888,176     2,511,748             --     5,860,314

Large Cap Portfolio                                    278,988            --    11,819,630    (71,040,643)  (58,942,025)

Managed Allocation Series: Aggressive Portfolio          1,828           164       307,747             --       309,739

Managed Allocation Series: Conservative Portfolio        2,636         1,062        48,549             --        52,247

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


                                                         Undistributed Undistributed   Unrealized       Loss
                                                           Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                                   Income         Gain      (Depreciation) and Deferrals      Total
---------                                                ------------- ------------- -------------- -------------  -------------

Managed Allocation Series: Moderate Portfolio             $    16,582   $   13,003    $   580,723   $          --  $     610,308

Managed Allocation Series: Moderate-Aggressive Portfolio        5,651       14,110        873,782              --        893,543

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       211        1,803        136,284              --        138,298

Mercury Large Cap Core Portfolio                              289,946           --     19,515,454     (63,229,519)   (43,424,119)

MFS Mid Cap Growth Portfolio                                       --           --     41,466,418    (377,861,607)  (336,395,189)

MFS Value Portfolio                                            61,630      389,518      8,088,621              --      8,539,769

Mondrian International Stock Portfolio                      5,475,791           --     22,120,266     (14,881,941)    12,714,116

Pioneer Fund Portfolio                                        389,928           --      8,206,408     (13,217,771)    (4,621,435)

Pioneer Mid Cap Value Portfolio                                   137           --        257,614          (1,643)       256,108

Style Focus Series: Small Cap Growth Portfolio                 15,184           --        440,729              --        455,913

Style Focus Series: Small Cap Value Portfolio                  29,138           --        336,121              --        365,259

Travelers Quality Bond Portfolio                            7,757,136           --     (2,276,723)     (4,447,552)     1,032,861

U.S. Government Securities Portfolio                       11,599,163    2,496,348      2,435,572        (200,348)    16,330,735

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005 the Portfolios' manager TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

12. ADDITIONAL INFORMATION - CONTINUED

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The portfolios' net assets were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TAMIC for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 10, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

a. Federated Stock Portfolio in exchange for shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MIST");

b. MFS Mid Cap Growth Portfolio in exchange for shares of BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF");

c. Mondrian International Stock Portfolio in exchange for shares of Harris Oakmark International Portfolio, a series of MIST;

d. Travelers Quality Bond Portfolio in exchange for shares of BlackRock Bond Income Portfolio, a series of MSF;

e. Equity Income Portfolio in exchange for shares of FI Value Leaders Portfolio, a series of MSF;

f. Managed Allocation Series: Aggressive Portfolio in exchange for shares of MetLife Aggressive Allocation Portfolio, a series of MSF;

g. Managed Allocation Series: Conservative Portfolio in exchange for shares of MetLife Conservative Allocation Portfolio, a series of MSF;

h. Managed Allocation Series: Moderate Portfolio in exchange for shares of MetLife Moderate Allocation Portfolio, a series of MSF;

i. Managed Allocation Series: Moderate-Aggressive Portfolio in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF; and

j. Managed Allocation Series: Moderate-Conservative Portfolio in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio, a series of MSF.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 25, 2006. The reorganizations will be presented to the respective shareholders of the Portfolios on or about April 12, 2006. If approved by the shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

a. Disciplined Mid Cap Stock Portfolio in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a series of MIST;

b. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

c. Mercury Large Cap Core Portfolio in exchange for shares of Princeton Large-Cap Core Portfolio, a series of MIST;

d. MFS Value Portfolio in exchange for shares of MFS Value Portfolio, a series of MIST;

e. Pioneer Fund Portfolio in exchange for shares of Pioneer Fund Portfolio, a series of MIST;

f. Pioneer Mid Cap Value Portfolio in exchange for shares of Pioneer Mid-Cap Value Portfolio, a series of MIST;

g. Style Focus Series: Small Cap Value Portfolio in exchange for shares of Dreman Small-Cap Value Portfolio, a series of MIST;

h. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

i. Large Cap Portfolio in exchange for shares of FI Large Cap Portfolio, a series of MSF;

j. U.S. Government Securities Portfolio in exchange for shares of Salomon Brothers U.S. Government Portfolio, a series of MSF;

k. Convertible Securities Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

l. Style Focus Series: Met/AIM Small Cap Growth Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

m. AIM Capital Appreciation Portfolio in exchange for shares of Met/AIM Capital Appreciation Portfolio, a series of MIST; and

n. Pioneer Strategic Income Portfolio in exchange for shares of Pioneer Strategic Income Portfolio, a series of MIST.

17. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio, and Style Focus Series: Small Cap Value Portfolio. The portfolio management teams are dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005, manages approximately $15 billion of assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Managed Allocation Series: Aggressive Portfolio
Managed Allocation Series: Conservative Portfolio
Managed Allocation Series: Moderate Portfolio
Managed Allocation Series: Moderate-Aggressive Portfolio
Managed Allocation Series: Moderate-Conservative Portfolio
Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core
Portfolio)
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio)
Pioneer Fund Portfolio
Pioneer Mid Cap Value Portfolio
Style Focus Series: Small Cap Growth Portfolio
Style Focus Series: Small Cap Value Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
(individually a "Portfolio" and collectively the "Portfolios")

To the Board of Trustees and shareholders of the Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Portfolios, each of which is a series of the Travelers Series Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005
                                  (UNAUDITED)



FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of The Travelers Series Trust (the "Trust") approved the investment advisory agreements (the "Agreements") between TAMIC and the following Portfolios of the Trust: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, Mercury Large Cap Core Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (the "Portfolios"). In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio, TAMIC and TIMCO Asset Management Inc. ("TIMCO") for Disciplined Mid Cap Stock Portfolio, TAMIC and Fidelity Management & Research Company ("FMR") (and between FMR and Fidelity Management & Research Company (UK) Inc. and Fidelity Management & Research Company (Far East) Inc.) for Equity Income Portfolio and Large Cap Portfolio, TAMIC and Federated Investment Management Company ("Federated") for Federated High Yield Portfolio, TAMIC and Federated Equity Management Company of Pennsylvania ("FEMCOPA") for Federated Stock Portfolio, TAMIC and Merrill Lynch Investment Managers, LP ("MLIM") for Mercury Large Cap Core Portfolio, TAMIC and Massachusetts Financial Services Company ("MFS") for MFS Mid Cap Growth Portfolio and MFS Value Portfolio, and TAMIC and Pioneer Investment Management, Inc. ("Pioneer") for Pioneer Fund Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Trust requested certain information from TAMIC and from SaBAM, TIMCO, FMR, FMR (UK), FMR (Far East), Federated, FEMCOPA, MLIM, MFS and Pioneer (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Portfolio, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Portfolios, although total expenses for most of the

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                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


Portfolios are below the applicable limitations, and TAMIC is therefore not currently waiving advisory fees or reimbursing Portfolio expenses for those Portfolios. The Board noted that TAMIC's revenues, and its resulting profitability, from each Portfolio is the difference between the amount TAMIC receives from the Portfolio and what it pays to the subadvisor for that Portfolio. The Board also considered that each Portfolio pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Portfolio was fair and reasonable.

The Board reviewed the Portfolios' performance record and TAMIC's and the subadvisors' management styles and performance records with the Portfolios. The Board noted that it reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place or should be pursued for certain Portfolios, the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations.

The Board also considered the effect of the Portfolios' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Specifically, the Board noted that if the Portfolios' assets increase over time, the Portfolios may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

CONVERTIBLE SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term appeared to be good, although, given the small number of convertible securities funds available in connection with variable insurance products, the Portfolio did not appear to have an appropriate peer group with which to compare Portfolio performance. Subject to a similar concern about the availability of useful comparative fund information, the Board concluded that the Portfolio's advisory fees and total expenses were reasonable. While the Board requested that TAMIC assess whether a convertible securities fund was still appropriate in light of changes in the convertible securities markets, the Board determined that the Agreement and Subadvisory Agreement for the Portfolio should be re-approved in light of the Portfolio's performance and fees. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Portfolio's relatively low advisory fees and its current assets.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been average compared to similar funds, although its longer term performance was somewhat below average. The Board also noted that the Portfolio's advisory fees and total expenses were quite low compared to its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by TIMCO. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board also considered the important space that the Portfolio fills among the funds available under Travelers' variable insurance products. The Board requested, however, that TAMIC monitor whether personnel changes at TIMCO relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and asked TAMIC to explore whether the institution of breakpoints in the Portfolio's fees would be appropriate in light of the Portfolio's current assets and fees and any changes in the fees generally charged by TIMCO after its acquisition by Legg Mason.

EQUITY INCOME PORTFOLIO

The Board noted that the performance of the Portfolio was not good for the most recent one-year period compared to similar funds, although longer-term performance (including the most recent period) was somewhat better, and performance before the most recent period had generally been good. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio closely.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



FEDERATED HIGH YIELD PORTFOLIO

The Board noted that the performance of the Portfolio had generally been above average compared to similar funds. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were above the median of its expense group, but were within the range of reasonableness. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary at the time in light of the Portfolio's small size. In light of the certain legal issues faced by Federated (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Federated had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board asked TAMIC to consider whether the Portfolio continued to be necessary in light of the availability of another high yield bond fund under Travelers' variable insurance products with performance even better than that of the Portfolio.

FEDERATED STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were near the median of its expense group. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary in light of the Portfolio's small size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but requested that TIMCO consider and recommend to the Board possible changes to the Portfolio in light of its disappointing performance and low assets, including the possible merger of the Portfolio into another fund.

LARGE CAP PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted, however, that a new portfolio manager had recently become responsible for the Portfolio's management, and that the Board was impressed by the presentation made by such portfolio manager at the meeting. The Board also considered how the Portfolio's management style differed from the comparable funds to which the Portfolio's performance was compared. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC continue to monitor the performance of the Portfolio closely.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Initially, the Board noted that Mondrian had recently taken over as of May 1, 2005 as the Portfolio's subadvisor, so re-approval of the subadvisory agreement between TAMIC and Mondrian was not necessary at the meeting. As to the Agreement for the Portfolio, the Board noted the disappointing historical performance of the Portfolio, but also noted TAMIC's action in replacing the Portfolio's subadviser and the good performance of the Portfolio in the short period since the subadviser change. The Board noted that Mondrian's subadvisory fee was lower than that of the Portfolio's prior subadvisor, which permitted a corresponding reduction in the Portfolio's advisory fee, and the Board concluded that the new advisory fee was reasonable. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

MERCURY LARGE CAP CORE PORTFOLIO

The Board noted that the performance of the Portfolio was for the one- and three-year periods was above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Merrill had become subadviser for the Portfolio on November 17, 2003. The Board also noted, however, that the Portfolio's advisory and subadvisory fees and total expenses were above average, although the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that appeared to be appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio to assess whether the performance continues to justify the above average fees.

MFS MID CAP GROWTH PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well below average compared to similar funds, although the Board expressed confidence in the abilities of MFS as a subadvisor generally. The Board also noted that the Portfolio's advisory fees and total expenses were near the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but asked TAMIC to develop a specific recommendation for changes to the Portfolio designed to address its poor performance.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



MFS VALUE PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well above average compared to similar funds. The Board also noted that the Portfolio's advisory and subadvisory fees and total expenses were below the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

PIONEER FUND PORTFOLIO

The Board noted that the performance of the Portfolio during the short term had been well above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Pioneer had become subadviser for the Portfolio as of May 1, 2003. The Board expressed confidence in Pioneer generally. The Board also noted that the Portfolio's advisory and subadvisory fees appeared to be reasonable, and noted that such fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

TRAVELERS QUALITY BOND PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board noted that the portfolio managers of the Portfolio had not changed, even though the Portfolio had been managed by TAMIC directly prior to its acquisition by MetLife, and was now managed by SaBAM as subadvisor. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not imperative in light of the low advisory fee.

U.S. GOVERNMENT SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and were informed by TAMIC representatives that SaBAMwas the subadvisor to a similar fund advised by another MetLife affiliate, and that the subadvisory fee in that case included breakpoints. In light of this, the Board asked TAMIC to pursue instituting advisory and subadvisory fee breakpoints for the Portfolio.

CERTAIN MATTERS RELATING TO THE CONVERTIBLE SERIES PORTFOLIO, TRAVELERS QUALITY BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, DISCIPLINED MID CAP STOCK PORTFOLIO, STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND STYLE FOCUS
SERIES: SMALL CAP VALUE PORTFOLIO On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the Trust's Convertible Series Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (collectively, the "Salomon Brothers Portfolios") and TIMCO is the subadviser to the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio and Style Focus
Series: Small Cap Value Portfolio (collectively, the "TIMCO Portfolios"), and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Salomon Brothers Portfolios' and the TIMCO Portfolios' subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Board approved new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO with respect to the TIMCO Portfolios at a special meeting of the Board held on November 10, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios and the TIMCO Portfolios, the Board met with a representative from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Board also took into consideration the factors they considered at a meeting held on July 20, 2005, where the Board approved the previous subadvisory agreements with SaBAM, with respect to the Salomon Brothers Portfolios and TIMCO with respect to the TIMCO Portfolios. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' and the TIMCO Portfolios' previous subadvisory agreements; and

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO for the TIMCO Portfolios.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name, Address and Age    the Trust    Time Served            During Last Five Years          by Trustee** Held by Trustee
---------------------  ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund     Other Public
                      Position(s) Term of Office                                           Complex        Company
                       Held with  and Length of            Principal Occupation            Overseen    Directorships
Name, Address and Age  the Trust   Time Served            During Last Five Years          by Trustee  Held by Trustee
--------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell           Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                  Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                      1998. Dean, School of Management                    Delaware North
Age 62                                           (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                 Dean, College of Business                           business)
                                                 Administration (1995-1998), Marquette
                                                 University; Professor of Finance (1980-
                                                 1995) and Associate Dean (1993-
                                                 1995), School of Business
                                                 Administration, and Director, Center for
                                                 Research and Development in Financial
                                                 Services (1980-1995), University of
                                                 Connecticut; Member, Board of
                                                 Managers (1990-present), six Variable
                                                 Annuity Separate Accounts of The
                                                 Travelers Insurance Company+; Trustee
                                                 (1990-present), five Mutual Funds
                                                 sponsored by The Travelers Insurance
                                                 Company.++

Frances M. Hawk,        Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                             Management Company, Inc. (investment
Downingtown, PA                                  management); Assistant Treasurer,
Age 57                                           Pensions and Benefits. Management
                                                 (1989-1992), United Technologies
                                                 Corporation (broad-based designer and
                                                 manufacturer of high technology
                                                 products); Member, Board of Managers
                                                 (1991-present), six Variable Annuity
                                                 Separate Accounts of The Travelers
                                                 Insurance Company+; Trustee (1991-
                                                 present), five Mutual Funds sponsored
                                                 by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                        Term of                                                  Portfolios Other Public
                                        Office                                                    in Fund      Company
                         Position(s)  and Length                                                  Complex   Directorships
                          Held with       of                   Principal Occupation               Overseen     Held by
Name, Address and Age     the Trust   Time Served             During Last Five Years             by Trustee    Trustee
---------------------   ------------- ----------- ---------------------------------------------- ---------- -------------

Officers
--------
Paul Cellupica          Secretary     Since July  Chief Counsel, Securities Products and            N/A          N/A
MetLife, Inc.           and Chief     2005        Regulation, MetLife, Inc. (2004-present); Vice
One MetLife Plaza       Legal Officer             President and Chief Legal Officer, TAMIC
27-01 Queens Plaza                                (July 2005-present); Assistant Director,
North Long Island City,                           Division of Investment Management, U.S.
NY 11101                                          Securities and Exchange Commission (2001-
Age 41                                            2003), Senior Special Counsel, Division of
                                                  Investment Management, Securities and
                                                  Exchange Commission (2000-2001).

Peter Duffy             Chief         Since July  Senior Vice President, MetLife Advisers, since    N/A          N/A
MetLife Advisers LLC    Financial     2005        December 1998; Senior Vice President;
501 Boylston Street     Officer and               NELICO; Vice President, MetLife; Vice
Boston, MA 02116        Treasurer                 President, Travelers Asset Management
Age 50                                            International Company LLC and Travelers
                                                  Investment Adviser, Inc., since 2000;
                                                  Treasurer and Chief Financial Officer,
                                                  Metropolitan Series Fund, Inc., since 2005;
                                                  Treasurer, Chief Financial Officer and Chief
                                                  Accounting Officer, CitiStreet Funds, Inc.,
                                                  since 2005; formerly, Vice President and
                                                  Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim       Since       Assistant Vice President, Corporate Ethics and    N/A          N/A
Metropolitan Life       Chief         November    Compliance Department, MetLife, Inc.
Insurance Company       Compliance    2005        (October 2002-present); Interim Chief
One MetLife Plaza       Officer                   Compliance Officer of funds sponsored by
27-01 Queens Plaza                                MetLife and its affiliates (November 2005-
North Long Island City,                           present); Associate, Goldman Sachs & Co.
NY 11101                                          (May 2000-July 2001).
Age 37

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five Mutual Funds. The six variable annuity accounts and five Mutual Funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, High Yield Bond Trust,
   Managed Assets Trust, Money Market Portfolio and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 842-9406.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 842-9406 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

MetLife/R/

METROPOLITAN SERIES FUND, INC.                                December 31, 2005
Annual Report

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS



           LETTER FROM THE PRESIDENT......................... MSF-1
           PORTFOLIO MANAGEMENT COMMENTARY
              MetLife Conservative Allocation Portfolio...... MSF-2
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-4
              MetLife Moderate Allocation Portfolio.......... MSF-6
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-8
              MetLife Aggressive Allocation Portfolio........ MSF-10

              BlackRock Investment Trust Portfolio........... MSF-12
              BlackRock Large Cap Value Portfolio............ MSF-14
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-16
              Capital Guardian U.S. Equity Portfolio......... MSF-18
              Davis Venture Value Portfolio.................. MSF-20
              FI Value Leaders Portfolio..................... MSF-22
              Harris Oakmark Large Cap Value Portfolio....... MSF-24
              Jennison Growth Portfolio...................... MSF-26
              MetLife Stock Index Portfolio.................. MSF-28
              MFS Investors Trust Portfolio.................. MSF-30
              T. Rowe Price Large Cap Growth Portfolio....... MSF-32
              Zenith Equity Portfolio........................ MSF-34

              BlackRock Aggressive Growth Portfolio.......... MSF-36
              FI Mid Cap Opportunities Portfolio............. MSF-38
              Harris Oakmark Focused Value Portfolio......... MSF-40
              MetLife Mid Cap Stock Index Portfolio.......... MSF-42
              Neuberger Berman Mid Cap Value Portfolio....... MSF-44

              BlackRock Strategic Value Portfolio............ MSF-46
              Franklin Templeton Small Cap Growth Portfolio.. MSF-48
              Loomis Sayles Small Cap Portfolio.............. MSF-50
              Russell 2000 Index Portfolio................... MSF-52
              T. Rowe Price Small Cap Growth Portfolio....... MSF-54

              FI International Stock Portfolio............... MSF-56
              Morgan Stanley EAFE Index Portfolio............ MSF-58
              Oppenheimer Global Equity Portfolio............ MSF-60

              BlackRock Diversified Portfolio................ MSF-62
              MFS Total Return Portfolio..................... MSF-64

              BlackRock Bond Income Portfolio................ MSF-66
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-68
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-70
              Salomon Brothers U.S. Government Portfolio..... MSF-72

              BlackRock Money Market Portfolio............... MSF-74

           SHAREHOLDER EXPENSE EXAMPLE....................... MSF-75

           FINANCIAL STATEMENTS
              MetLife Conservative Allocation Portfolio...... MSF-80
              MetLife Conservative to Moderate Allocation
                Portfolio.................................... MSF-84
              MetLife Moderate Allocation Portfolio.......... MSF-88
              MetLife Moderate to Aggressive Allocation
                Portfolio.................................... MSF-92
              MetLife Aggressive Allocation Portfolio........ MSF-96

              BlackRock Investment Trust Portfolio........... MSF-100
              BlackRock Large Cap Value Portfolio............ MSF-107
              BlackRock Legacy Large Cap Growth Portfolio.... MSF-114
              Capital Guardian U.S. Equity Portfolio......... MSF-120
              Davis Venture Value Portfolio.................. MSF-126
              FI Value Leaders Portfolio..................... MSF-132
              Harris Oakmark Large Cap Value Portfolio....... MSF-141
              Jennison Growth Portfolio...................... MSF-147
              MetLife Stock Index Portfolio.................. MSF-153
              MFS Investors Trust Portfolio.................. MSF-164
              T. Rowe Price Large Cap Growth Portfolio....... MSF-170
              Zenith Equity Portfolio........................ MSF-177

              BlackRock Aggressive Growth Portfolio.......... MSF-181
              FI Mid Cap Opportunities Portfolio............. MSF-187
              Harris Oakmark Focused Value Portfolio......... MSF-193
              MetLife Mid Cap Stock Index Portfolio.......... MSF-198
              Neuberger Berman Mid Cap Value Portfolio....... MSF-208

              BlackRock Strategic Value Portfolio............ MSF-214
              Franklin Templeton Small Cap Growth Portfolio.. MSF-221
              Loomis Sayles Small Cap Portfolio.............. MSF-228
              Russell 2000 Index Portfolio................... MSF-236
              T. Rowe Price Small Cap Growth Portfolio....... MSF-258

              FI International Stock Portfolio............... MSF-266
              Morgan Stanley EAFE Index Portfolio............ MSF-274
              Oppenheimer Global Equity Portfolio............ MSF-288

              BlackRock Diversified Portfolio................ MSF-295
              MFS Total Return Portfolio..................... MSF-308

              BlackRock Bond Income Portfolio................ MSF-321
              Lehman Brothers Aggregate Bond Index Portfolio. MSF-332
              Salomon Brothers Strategic Bond Opportunities
                Portfolio.................................... MSF-345
              Salomon Brothers U.S. Government Portfolio..... MSF-360

              BlackRock Money Market Portfolio............... MSF-366

           NOTES TO FINANCIAL STATEMENTS..................... MSF-371

           REPORT OF INDEPENDENT REGISTERED PUBLIC
             ACCOUNTING FIRM................................. MSF-385

           SHAREHOLDER VOTES................................. MSF-386

           DIRECTORS AND OFFICERS............................ MSF-388

           BOARD APPROVAL OF AGREEMENTS...................... MSF-391


             Not all Portfolios are available under every product.
  Please refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as the "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc.'s (the "Fund's") Portfolios (the "Portfolios") or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets, or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsor, and references thereto have been made with permission. The Fund's Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

 LETTER FROM THE PRESIDENT

February 2006

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 31, 2005 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie
Hugh McHaffie
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
The MetLife Conservative Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 4.1% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index,/3/ a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index./4/ During the eight-month period ending December 31, 2005, the blended benchmark returned 4.0%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative Allocation Portfolio is a "fund of funds" that invests in other portfolios of Metropolitan Series Fund, Inc. (the "Fund") and Met Investors Series Trust. The Portfolio's initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund's five Asset Allocation Portfolios as measured by its potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must (i) be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; (ii) be dollar-denominated and (iii) include bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                  MetLife Conservative
                       to Moderate        Wilshire 5000    Lehman Brothers
                   Allocation Class A      Stock Index   Universal Bond Index
                  --------------------   -------------   --------------------
 05/05                 $10,000              $10,000           $10,000
 12/05                  10,413               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE CONSERVATIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A              CLASS B               STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   4.1%                 4.0%                   11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   26.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   17.9%
METROPOLITAN SERIES FUND, INC.--BLACKROCK BOND INCOME PORTFOLIO, (CLASS A)........................   15.9%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO, (CLASS A).............   11.9%
MET INVESTORS SERIES TRUST--LORD ABBETT BOND DEBENTURE PORTFOLIO, (CLASS A).......................    6.0%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............    4.1%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................    3.0%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    2.1%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    2.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    2.0%

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
The MetLife Conservative to Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 6.4% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 6.1%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Conservative to Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund's five Asset Allocation Portfolios as measured by potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                  MetLife Conservative
                      to Moderate        Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000             $10,000           $10,000
12/05                   10,413              11,144            10,206

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE CONSERVATIVE TO MODERATE
                       ALLOCATION PORTFOLIO             WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A          CLASS B          STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   6.4%             6.2%              11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   21.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   14.9%
METROPOLITAN SERIES FUND, INC.--BLACKROCK BOND INCOME PORTFOLIO, (CLASS A)........................    7.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............    7.1%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................    7.0%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO, (CLASS A).............    6.9%
MET INVESTORS SERIES TRUST--LORD ABBETT BOND DEBENTURE PORTFOLIO, (CLASS A).......................    5.9%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    4.2%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    4.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    4.0%

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Moderate Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 8.7% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 8.2%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the "middle" of the Fund's five Asset Allocation Portfolios as measured by its potential risk.



* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO




                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                    MetLife Moderate     Wilshire 5000      Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   10,866               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE MODERATE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A            CLASS B             STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception   8.7%               8.5%                 11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................   17.8%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)   11.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............   11.0%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................   11.0%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    7.0%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    6.3%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    5.0%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)...............    5.0%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)...............    4.1%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)...................................    4.0%


                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Moderate to Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 10.9% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index/3/, a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE Index/4/. During the eight-month period ending December 31, 2005, the blended benchmark returned 10.3%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Moderate to Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund's five Asset Allocation Portfolios as measured by potential risk.

* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                    MetLife Moderate
                      to Agressive       Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   11,094               11,144            10,206












--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE MODERATE TO
                       AGGRESSIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A         CLASS B          STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception  10.9%           10.8%              11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                                   % OF TOTAL
                                                                                                   NET ASSETS
                                                                                                   ----------
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)..........................   14.9%
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)...............   14.0%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A).....................    9.0%
MET INVESTORS SERIES TRUST--PIMCO TOTAL RETURN PORTFOLIO, (CLASS A)...............................    8.8%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A).......................    8.3%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)...............    6.9%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)...............    6.1%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)...........................    6.0%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)...................................    5.0%
METROPOLITAN SERIES FUND, INC.--SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, (CLASS A)    4.9%

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
The MetLife Aggressive Allocation Portfolio commenced operations on May 1, 2005. For the eight months ended December 31, 2005, the Class A shares of the Portfolio returned 12.7% compared to the 11.4% return of the Wilshire 5000 Stock Index/1/ and the 2.1% return of the Lehman Brothers Universal Bond Index./2/ Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index/3/. During the eight-month period ending December 31, 2005, the blended benchmark returned 12.5%.

PORTFOLIO REVIEW
Since the inception date of the Portfolio on May 1, 2005, common stocks outperformed bonds by a wide margin. Within domestic stocks, small and mid cap stocks performed better than larger stocks. By investment style, growth style stocks did better than value style stocks during this eight-month period. Foreign stocks outperformed domestic stocks. The total return of bonds was only modestly positive due to a general rise in interest rates, which caused bond prices to fall. Below investment grade bonds did better than higher quality bonds as credit concerns eased.

The MetLife Aggressive Allocation Portfolio is a "fund of funds" that invests in other portfolios of the Metropolitan Series Fund, Inc. (the "Fund") and the Met Investors Series Trust. The Portfolio's initial target allocations were 100% in equity investments and 0% in fixed income investments, although the other Portfolios in which the Aggressive Allocation Portfolio invests may have held cash during the period. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund's five Asset Allocation Portfolios as measured by its potential risk.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
             THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS
                             UNIVERSAL BOND INDEX

                                    [CHART]

                   MetLife Aggressive    Wilshire 5000     Lehman Brothers
                   Allocation Class A     Stock Index    Universal Bond Index
                  --------------------   -------------   --------------------
05/05                  $10,000              $10,000           $10,000
12/05                   11,271               11,144            10,206


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                       METLIFE AGGRESSIVE ALLOCATION PORTFOLIO WILSHIRE 5000   LEHMAN BROTHERS
                       CLASS A             CLASS B              STOCK INDEX  UNIVERSAL BOND INDEX
       Since Inception  12.7%               12.6%                  11.4%             2.1%

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/05. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                    % OF TOTAL
                                                                                    NET ASSETS
                                                                                    ----------
METROPOLITAN SERIES FUND, INC.--T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO, (CLASS A)   16.9%
METROPOLITAN SERIES FUND, INC.--METLIFE STOCK INDEX PORTFOLIO, (CLASS A)...........   16.8%
METROPOLITAN SERIES FUND, INC.--FI INTERNATIONAL STOCK PORTFOLIO, (CLASS A)........   10.3%
MET INVESTORS SERIES TRUST--HARRIS OAKMARK INTERNATIONAL PORTFOLIO, (CLASS A)......   10.0%
METROPOLITAN SERIES FUND, INC.--NEUBERGER BERMAN MID CAP VALUE PORTFOLIO, (CLASS A)    8.0%
METROPOLITAN SERIES FUND, INC.--DAVIS VENURE VALUE PORTFOLIO, (CLASS A)............    7.9%
METROPOLITAN SERIES FUND, INC.--HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO, (CLASS A)    7.9%
MET INVESTORS SERIES TRUST--LAZARD MID CAP PORTFOLIO, (CLASS A)....................    6.0%
METROPOLITAN SERIES FUND, INC.--RUSSELL 2000 INDEX PORTFOLIO, (CLASS A)............    5.0%
MET INVESTORS SERIES TRUST--T. ROWE PRICE MID CAP GROWTH PORTFOLIO, (CLASS A)......    3.0%

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Investment Trust Portfolio returned 3.6%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe/2/, was 5.8% over the same period.

PORTFOLIO REVIEW
With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic "soft patch" during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during the remainder of the year, the Russell 1000 Value Index/3/ still edged out the Russell 1000 Growth Index/4/ by 1.8% for the entire year. Large cap stocks (Russell 1000 Index)/5/ outpaced small cap stocks (Russell 2000 Index)/6/ by 1.7% over this same period, reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index)/7/ were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Investment Trust Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the S&P
500 Index.

The performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the index. During the second half of the year, with investors seemingly preoccupied by macro issues, the model faltered and the Portfolio under performed. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. ESTIMATE MOMENTUM and EARNINGS REVISIONS UP on the Earnings Expectation side and FORECAST EARNINGS TO PRICE on the Valuation side were the only positive individual factors. EARNINGS REVISIONS DOWN, RETURN ON EQUITY and BOOK TO PRICE were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include NORDSTROM, CONOCOPHILLIPS, VALERO, NEWFIELD EXPLORATION, CONSOL ENERGY, and GEORGIA PACIFIC. All of these names were highly ranked by the model and were held in the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in Technology, Consumer Non-Cyclicals and Commercial Services sectors. The Portfolio was hurt by an overweight in several poor performing stocks, such as IBM, QLOGIC, ARCHER DANIELS MIDLAND, ENERGIZER, and CENDANT; and an underweight in the strong performing APPLE COMPUTER and BOEING.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S.equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/7/ The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                   [CHART]

         BlackRock Investment      S&P 500
            Trust Class A           Index
         --------------------     ---------
12/95          $10,000             $10,000
                12,219              12,295
12/97           15,684              16,395
                20,100              21,080
12/99           23,813              25,515
                22,344              23,194
12/01           18,544              20,440
                13,699              15,924
12/03           17,841              20,489
                19,778              22,717
12/05           20,488              23,832

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                BLACKROCK INVESTMENT TRUST PORTFOLIO S&P 500
                                CLASS A      CLASS B     CLASS E      INDEX
                1 Year            3.6%         3.3%        3.5%        4.9%
                5 Years          -1.7          N/A         N/A         0.5
                10 Years          7.4          N/A         N/A         9.1
                Since Inception    --         -0.7        -0.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                GENERAL ELECTRIC CO..................    4.4%
                MICROSOFT CORP.......................    3.0%
                BANK OF AMERICA CORP.................    2.6%
                INTEL CORP...........................    2.5%
                EXXON MOBIL CORP.....................    2.5%
                PFIZER, INC..........................    2.3%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.9%
                WACHOVIA CORP........................    1.7%
                CONOCOPHILLIPS.......................    1.7%
                ALTRIA GROUP, INC....................    1.6%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                      FINANCIALS.............    21.3%
                      TECHNOLOGY.............    17.2%
                      HEALTH CARE............    12.8%
                      ENERGY.................     9.1%
                      CONSUMER (NON-CYCLICAL)     7.7%
                      CONSUMER (CYCLICALS)...     7.1%
                      INDUSTRIALS............     6.4%
                      CONSUMER SERVICES......     5.0%
                      UTILITY................     3.5%
                      TELECOMMUNICATIONS.....     3.1%


                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Large Cap Value Portfolio returned 6.0%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was 4.8% over the same period.

PORTFOLIO REVIEW
With investor focus on the level of energy prices, the direction of interest rates, a flattening yield curve, a possible economic "soft patch" during the first half of the year, and the ultimate impact of the devastating weather disaster in the Gulf region during the second half of the year, the U.S. equity market gyrated throughout 2005. Ultimately, on the strength of an almost 4% rally in November, the S&P 500 finished the year up 4.9%.

Not all segments of the equity market were positive however. Two sectors actually produced negative returns. The Telecommunication and Consumer Cyclical sectors were down about 9% and 7% respectively. Leading the market up were the Energy and Utilities sectors up over 29% and 13% respectively.

The dominance of value stocks over growth stocks had reached the five-year mark at the end of the first quarter of 2005. Although growth stocks showed some strength during remainder of the year, the Russell 1000 Value Index still edged out the Russell 1000 Growth Index/3/ by 1.8% for the full year. Large cap stocks (Russell 1000 Index/4/) outpaced small cap stocks (Russell 2000 Index/5/) by 1.7% over this same period reversing a multi-year trend of small cap leadership. However, within the size categories, mid cap stocks (Russell Midcap Index/6/) were the strongest, advancing over 12.7% for 2005.

With the completion of the BlackRock/State Street Research merger at the end of January, the Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics similar to those of the Russell 1000 Value Index.

The performance of the BlackRock value quantitative model was flat to modestly predictive during 2005. Both the valuation and earnings expectation components of the model were consistent with the overall model. ESTIMATE MOMENTUM and EARNINGS REVISIONS UP on the Earnings Expectation side and FORECAST EARNINGS TO PRICE on the Valuation side along with PRICE MOMENTUM were the most predictive individual factors. EARNINGS REVISIONS DOWN, RETURN ON EQUITY and EARNINGS SURPRISE were the least predictive factors.

Analyzing the sectors where stock selection had the greatest impact on relative performance, Basic Materials, Energy, and Consumer Cyclicals were the strongest performing sectors. Within these sectors, specific names that helped relative performance include CONSOL ENERGY, PHELPS DODGE, AMERADA HESS, VALERO, CUMMINS, and BARNES & NOBLE. All of these names were highly ranked by the model and held in the Portfolio during the period. The strength of these sectors was offset by the weak relative performance in the Technology, Consumer Non-Cyclicals and Healthcare sectors. The Portfolio was hurt by overweight positions in several poor performing stocks, KROGER, ENERGIZER, PFIZER; and an underweight position in the strong performing HEWLETT PACKARD.

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell Midcap Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                       [CHART]

           BlackRock Large Cap    Russell 1000
              Value Class A       Value Index
           -------------------    ------------
  5/02          $10,000             $10,000
 12/02            8,005               8,404
 12/03           10,861              10,928
 12/04           12,317              12,730
 12/05           13,054              13,628

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              1 Year            6.0%        5.6%        5.7%          7.1%
              Since Inception   7.5        13.8         7.4           8.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02 and 5/01/02, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                        EXXON MOBIL CORP.....    4.6%
                        BANK OF AMERICA CORP.    4.4%
                        PFIZER, INC..........    3.3%
                        CITIGROUP, INC.......    2.9%
                        CONOCOPHILLIPS.......    2.4%
                        WACHOVIA CORP........    2.4%
                        GENERAL ELECTRIC CO..    2.3%
                        AT&T, INC............    2.2%
                        JPMORGAN CHASE & CO..    1.8%
                        PPL CORP.............    1.7%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                     FINANCIALS..............    36.7%
                     ENERGY..................    13.2%
                     UTILITY.................     6.8%
                     HEALTH CARE.............     6.7%
                     TECHNOLOGY..............     6.2%
                     CONSUMER SERVICES.......     5.8%
                     TELECOMMUNICATIONS......     5.3%
                     CONSUMER (NON-CYCLICALS)     5.2%
                     BASIC MATERIALS.........     4.3%
                     CONSUMER (CYCLICALS)....     3.5%

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 7.0%, compared to its benchmark, the Russell 1000 Growth Index/1/, which returned 5.3%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/2/, was 7.3% over the same period.

PORTFOLIO REVIEW
Equity markets delivered modest returns during the fourth quarter on the heels of subdued energy prices and economic strength. The S&P 500 Index/3/ ended the quarter with a gain of 2.1%, leaving the Index up 4.9% for 2005, and marking the third consecutive year of gains. However, strong earnings growth among companies did little to propel market returns during the year, as investors focused on elevated oil prices, interest rates, and a susceptible housing market.

In this environment, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index. The Portfolio benefited from strong stock selection across a number of sectors including, information technology, health care, financials and materials. Stock selection decisions in consumer staples, consumer discretionary, and industrials created a modest drag on return comparisons. Additionally, our overweight to the energy sector helped to drive both absolute and relative gains higher over the course of the year.

Stock selection decisions within the information technology sector led to favorable return comparisons during the year, as the Portfolio's positions tended to significantly outperform benchmark holdings. Among information technology holdings, Internet service provider GOOGLE was the top individual contributor to relative gains during the year. GOOGLE continues to benefit from robust trends in their paid search business, as an increasing number of companies are shifting their marketing spending from traditional media such as print and radio towards the Internet. Software proved to be another area of strength within the technology segment of the Portfolio. Customer relationship management software provider SALESFORCE.COM posted impressive gains, rising over 70% in the portfolio. Expanded distribution of the firm's on demand CRM software has helped to accelerate earnings, and deliver strong investment returns. Additionally, our avoidance of troubled blue chips such as INTERNATIONAL BUSINESS MACHINES and DELL INC. added value relative to the benchmark.

Broad-based strength among our positions in the financials sector bolstered both absolute and relative returns during 2005. Good stock selection propelled gains, with holdings such as diversified asset manager FRANKLIN RESOURCES and futures exchange operator CHICAGO MERCANTILE EXCHANGE making the largest contributions to performance.

Despite modest fourth quarter losses, energy finished 2005 as the top performing area of the market due to the fundamental backdrop of rising energy prices boosting profitability across the sector. Our overweight to the sector was instrumental in delivering above benchmark returns over the course of the year, with key contributions coming from a variety of companies including oil services firm SCHLUMBERGER, exploration and production companies, EOG RESOURCES and NEWFIELD EXPLORATION, and CONSOL ENERGY in the coal industry.

Select positions in both consumer segments, as well as the industrials sector, had a negative impact on returns. Within consumer staples, cosmetics manufacturer AVON PRODUCTS was the largest detractor, while the major source of underperformance in the consumer discretionary sector was audio equipment maker HARMAN INTERNATIONAL. Weakness in industrials can be largely attributed to a position in conglomerate TYCO INTERNATIONAL. After a strong 2003 and 2004, Tyco struggled throughout 2005, and we sold our position on concerns that the company cannot sustain growth.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 GROWTH INDEX

                             [CHART]

                   BlackRock Legacy                Russell 1000
               Large Cap Growth Class A            Growth Index
               ------------------------            ------------
12/95                  $10,000                       $10,000
                        11,318                        12,312
12/97                   14,219                        16,066
                        21,012                        22,285
12/99                   28,180                        29,674
                        24,325                        23,020
12/01                   21,403                        18,319
                        14,304                        13,211
12/03                   19,332                        17,141
                        21,036                        18,220
12/05                   22,509                        19,179


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO RUSSELL 1000
                              CLASS A        CLASS B        CLASS E       GROWTH INDEX
              1 Year            7.0%           6.8%           6.9%             5.3%
              5 Years          -1.5            N/A            N/A             -3.6
              10 Years          8.5            N/A            N/A              6.7
              Since Inception    --           11.7           -1.8               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                      MICROSOFT CORP..........    4.9%
                      GENERAL ELECTRIC CO.....    4.9%
                      GOOGLE, INC. (CLASS A)..    3.9%
                      THE PROCTER & GAMBLE CO.    3.4%
                      UNITEDHEALTH GROUP, INC.    3.1%
                      YAHOO!, INC.............    3.0%
                      ST. JUDE MEDICAL, INC...    2.7%
                      AMERICAN EXPRESS CO.....    2.7%
                      CONSOL ENERGY, INC......    2.6%
                      JOHNSON & JOHNSON.......    2.6%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   27.6%
                       HEALTH CARE...........   23.3%
                       CONSUMER DISCRETIONARY   10.2%
                       ENERGY................   10.2%
                       FINANCIALS............    8.6%
                       INDUSTRIALS...........    8.4%
                       CONSUMER STAPLES......    7.9%
                       MATERIALS.............    1.6%
                       TELECOMMUNICATIONS....    0.7%
                       CASH/OTHER............    1.8%

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

MANAGED BY CAPITAL GUARDIAN TRUST COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 5.8%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe/2/, was 6.7% over the same period.

PORTFOLIO REVIEW
A rally late in the year brought equity results for the full year into respectable territory. Equity markets were supported all year by solid corporate results and strong economic growth. Profits grew at a double-digit pace for the third consecutive year, while economic growth exceeded expectations despite being tested by higher energy prices, devastating hurricanes, and rising short-term interest rates.

Many economically sensitive companies, especially those in the materials and industrial sectors, rose sharply after having languished for most of the year. Conversely, defensive areas such as utilities and consumer staples lagged after posting better-than-average returns in previous quarters. Growth stocks outperformed value stocks for the year's final three quarters, though they underperformed for the full calendar year.

Similarly, stocks in the financial sector ended the year on a high note after trailing the market for most of the year. Profits among financial stocks were strong all year especially in the area of investment banking, thanks to the high volume of mergers and acquisitions.

Information technology stocks, which were flat over the first nine months of the year, rose during the fourth quarter to end the year up slightly. Technology stocks were helped by improved earnings guidance and growing consumer demand, and, in the area of semiconductors, by tighter capacity and the emerging view that flash memory would play a larger role in the next generation of consumer products.

The energy sector was the best-performing sector by far for the full year. Integrated oil stocks slid as oil prices fell and Congress considered levying a windfall profits tax on the industry. Oil services companies, however, posted strong returns.

The Portfolio outperformed its benchmark in 2005 due mainly to strong stock selection in the health care sector. The top contributors within the health care sector represented two of the top ten holdings in the portfolio (ASTRAZENECA and ALLERGAN) as well as Israel-based TEVA PHARMACEUTICAl, WELLPOINT, INC., and AMGEN. During the later stages of the year, we reduced our exposure to health care somewhat on strength, though we were still overweight relative to the index at the end of year.

The Portfolio also benefited from strong stock selection in the information technology sector, where it was also overweight relative to the index. We felt that certain industry leaders represented in the Portfolio such as GOOGLE, KLA-TENCOR, and INTEL were gaining market share and this is not yet reflected in their valuations. In the semi-conductor equipment area, we owned a number of companies for their highly proprietary products and inexpensive valuations.

Results were also helped by an overweight position in the energy sector, where we emphasized oil services rather than integrated oil companies. Top contributors within the energy sector included UNOCAL CORP., SCHLUMBERGER, LTD., and TRANSOCEAN, INC.

The top overall detractor for the year was stock selection in the financial sector. Our positions in government-sponsored mortgage providers hurt results, as continued uncertainty over their future regulatory oversight caused these stocks to decline. Other areas that detracted from returns during the year were stock selection in the material and utility sectors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                     [CHART]

             Capital Guardian        S&P 500
            U.S. Equity Class A       Index
            -------------------      -------
  5/02           $10,000             $10,000
 12/02             7,900               8,271
 12/03            10,880              10,641
 12/04            11,891              11,799
 12/05            12,578              12,378

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                    CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO S&P 500
                                    CLASS A             CLASS B             INDEX
                    1 Year            5.8%                5.5%               4.9%
                    Since Inception   6.5                 6.2                6.0

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                      GENERAL ELECTRIC CO......    2.9%
                      SLM CORP.................    2.7%
                      ASTRAZENECA, PLC. (ADR)..    2.6%
                      WASHINGTON MUTUAL, INC...    2.4%
                      FOREST LABORATORIES, INC.    2.4%
                      JPMORGAN CHASE & CO......    2.3%
                      ALLERGAN, INC............    2.1%
                      LOWE'S COS., INC.........    2.1%
                      MICROSOFT CORP...........    2.1%
                      WELLS FARGO & CO.........    1.9%


                                  TOP SECTORS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                     INFORMATION TECHNOLOGY....   21.4%
                     HEALTH CARE...............   16.7%
                     FINANCIALS................   16.5%
                     INDUSTRIALS...............   11.3%
                     CONSUMER STAPLES..........    9.0%
                     CONSUMER DISCRETIONARY....    8.9%
                     ENERGY....................    7.4%
                     MATRIALS..................    3.1%
                     TELECOMMUNICATION SERVICES    2.9%
                     UTILITIES.................    0.9%

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

MANAGED BY DAVIS SELECTED ADVISERS, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Davis Venture Value Portfolio returned 10.3%, compared to its benchmark, the Standard & Poor's 500 Index/1/, which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe/2/, was 4.8% over the same period.

PORTFOLIO REVIEW
During the year ended December 31, 2005, the stock market, as measured by the S&P 500 Index, increased by 4.9%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product ("GDP"), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

Energy companies were the most important contributors to the Portfolio's performance over the year. Energy companies were also the strongest performing sector of the S&P 500 Index. The Portfolio benefited both by investing a larger percentage of its assets in energy companies than did the S&P 500 Index. As a group, the individual energy companies that the Portfolio owned out-performed the average energy company included in the S&P 500 Index. All of the Portfolio's energy companies performed well, with EOG RESOURCES, DEVON ENERGY, CONOCOPHILLIPS, and OCCIDENTAL PETROLEUM, all among the Portfolio's top ten contributors to performance.

The Portfolio's largest industry group holdings were in diversified financial companies, insurance companies, and consumer staple companies. All three sectors were important contributors to performance. MOODY'S (a diversified financial company), PROGRESSIVE, LOEWS, and AMERICAN INTERNATIONAL GROUP (three insurance companies), and ALTRIA (a consumer staples company) were among the Portfolio's top ten contributors to performance.

The Portfolio's holdings in both consumer discretionary companies and industrial companies detracted from the Portfolio's performance for the year. Consumer discretionary companies that were among the top ten detractors from performance over the year included COMCAST, GANNETT, and AUTOZONE (sold in October 2005). Industrial companies which were among the top ten detractors from performance included TYCO and UNITED PARCEL SERVICES. LEXMARK, an information technology company, and FIFTH THIRD BANCORP, a bank, were also among the top ten detractors from performance. AVON PRODUCTS (initially purchased in June 2005), a consumer staples company, ranked among the top ten detractors from performance.

The Portfolio had approximately 9% of its holdings invested in foreign companies at December 31, 2005. As a group, the foreign companies owned by the Portfolio under-performed the S&P 500 Index over the year.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                       [CHART]

                   Davis Venture Value        S&P 500
                         Class A               Index
                   -------------------       ---------
 12/95                  $10,000               $10,000
                         12,584                12,295
 12/97                   16,799                16,395
                         19,224                21,080
 12/99                   22,592                25,515
                         24,736                23,194
 12/01                   21,982                20,440
                         18,383                15,924
 12/03                   24,058                20,489
                         27,034                22,717
 12/05                   29,817                23,832


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                DAVIS VENTURE VALUE PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           10.3%     10.0%     10.1%      4.9%
                5 Years           3.8       N/A       N/A       0.5
                10 Years         11.5       N/A       N/A       9.1
                Since Inception    --      14.4       4.6        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 ALTRIA GROUP, INC.................    5.5%
                 AMERICAN EXPRESS CO...............    5.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    4.8%
                 TYCO INTERNATIONAL, LTD...........    3.9%
                 JPMORGAN CHASE & CO...............    3.7%
                 COSTCO WHOLESALE CORP.............    3.6%
                 GOLDEN WEST FINANCIAL CORP........    4.0%
                 THE PROGRESSIVE CORP..............    3.1%
                 WELLS FARGO & CO..................    3.2%
                 BERKSHIRE HATHAWAY, INC. (CLASS A)    2.9%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       FINANCIAL.............   45.7%
                       CONSUMER STAPLES......   14.1%
                       ENERGY................   10.6%
                       CONSUMER DISCRETIONARY    6.8%
                       INDUSTRIALS...........    6.2%
                       INFORMATION TECHNOLOGY    5.2%
                       MATERIALS.............    4.0%
                       HEALTHCARE............    3.4%
                       TELECOMMUNICATIONS....    0.7%
                       CASH/OTHER............    3.3%

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI Value Leaders Portfolio returned 10.7%, compared to its benchmark, the Russell 1000 Value Index/1/, which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/2/, was 6.3% over the same period.

PORTFOLIO REVIEW
Equities realized positive, but below historical average, returns during the 12-month period ending December 31, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices, rising interest rates and the hurricanes along the Gulf Coast limited market returns. However, a healthy U.S. economy and robust corporate earnings drove stock returns into positive territory. Value stocks continued their strong performance from recent years, as the Russell 3000 Value Index/3/ outperformed the Russell 3000 Growth Index/4/. Large-cap stocks, however, managed to break the small-cap streak, as the Russell 1000 Index/5/ topped the Russell 2000 Index/6/.

In this environment, the FI Value Leaders Portfolio posted a strong return and outperformed the Russell 1000 Value benchmark. Contributing to performance was security selection within the energy sector, where the Portfolio's holdings in the energy services industry benefited from higher commodity prices and increased spending by the energy producers. The Portfolio also was helped by its holdings in the health care sector, where it enjoyed strong security selection in the pharmaceuticals and biotechnology industries. Another source of outperformance was an underweighting in the financials sector, and particularly in the poor-performing commercial banks. Detracting from performance relative to the benchmark was negative stock selection in the materials industry, where some chemical and paper-packaging stocks overweighted by the Portfolio lagged the rest of the group. Also hurting performance was an underweighting in the utilities sector. Utilities performed well due to high energy prices and low long-term interest rates, which made the high dividend yields that these stocks typically provide even more attractive.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Direct investment in the Index is not possible.

/4/ Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Direct investment in the Index is not possible.

/5/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/6/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]





                  FI Value Leaders            Russell 1000
                       Class A                 Value Index
                  ----------------            ------------
    12/95             $10,000                   $10,000
                       11,810                    12,164
    12/97              15,761                    16,444
                       19,616                    19,014
    12/99              21,447                    20,411
                       20,340                    21,843
    12/01              17,507                    20,622
                       14,101                    17,421
    12/03              17,897                    22,652
                       20,353                    26,389
    12/05              22,530                    28,250



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              FI VALUE LEADERS PORTFOLIO RUSSELL 1000
                              CLASS A  CLASS B  CLASS E  VALUE INDEX
              1 Year           10.7%    10.4%    10.5%        7.1%
              5 Years           2.1      N/A      N/A         5.3
              10 Years          8.5      N/A      N/A        10.9
              Since Inception    --     14.2      2.6          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 7/30/02 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN INTERNATIONAL GROUP, INC.    4.5%
                 HONEYWELL INTERNATIONAL, INC......    3.7%
                 GENERAL ELECTRIC CO...............    2.9%
                 EXXON MOBIL CORP..................    2.7%
                 BANK OF AMERICA CORP..............    1.7%
                 JPMORGAN CHASE & CO...............    1.6%
                 PFIZER, INC.......................    1.6%
                 HALLIBURTON CO....................    1.5%
                 BAXTER INTERNATIONAL, INC.........    1.5%
                 HEWLETT-PACKARD CO................    1.5%


                                  TOP SECTORS

                                                % OF TOTAL
                                                NET ASSETS
                                                ----------
                     FINANCIALS................   24.1%
                     INDUSTRIALS...............   14.0%
                     ENERGY....................   13.3%
                     HEALTH CARE...............   13.0%
                     INFORMATION TECHNOLOGY....   10.7%
                     CONSUMER DISCRETIONARY....    9.1%
                     MATERIALS.................    5.9%
                     CONSUMER STAPLES..........    5.5%
                     TELECOMMUNICATION SERVICES    3.0%
                     UTILITIES.................    1.0%

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned -1.4%, compared to its benchmark, the Russell 1000 Value Index,/1/ which returned 7.1%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe,/2/ was 4.8% over the same period.

PORTFOLIO REVIEW
The most recent period has provided some different challenges compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005 we added quality businesses such as HEWLETT-PACKARD, INTEL, and TEXAS INSTRUMENTS among others listed below, to the Portfolio.

HEWLETT-PACKARD is both a manufacturer and servicer of high tech equipment, including personal computers, servers, storage devices, printers, networking equipment, and software. The stock has performed well since the appointment of new CEO, Mark Hurd, and the company reported better than expected results during the period.

INTEL is the world's largest semiconductor chipmaker and a technology bellwether. The company's products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

TEXAS INSTRUMENTS is one of the oldest and largest semiconductor makers and is a leader in digital signal processors (DSPs). These DSPs can be found in over half of the wireless phones sold worldwide, as well as in VCRs, automotive systems, and computer modems. We believe TEXAS INSTRUMENTS is a high quality semiconductor manufacturer with leading positions in fast growing areas of the chip market.

Other positions initiated during the year include INBEV NV and TYCO
INTERNATIONAL.

We eliminated our positions in AMERISOURCEBERGEN, AUTOMATIC DATA PROCESSING, FANNIE MAE, GUIDANT, KRAFT FOODS, SUNGARD DATA SYSTEMS, TOYS R US, and WASTE MANAGEMENT during the period.

The main source of the Portfolio's underperformance was our low weighting in energy stocks, which were the best performers by far in 2005. In addition, our media holdings lagged the market, although we believe the underlying fundamentals of our media stocks are favorable.

BURLINGTON RESOURCES, CONOCOPHILLIPS, and HEWLETT-PACKARD had the most significant positive impact on performance during the year. Earnings at BURLINGTON RESOURCES were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. CONOCOPHILLIPS has enjoyed an almost two year run in which its stock price more than doubled, as high petroleum prices and strong refining margins have contributed to what we consider to be strong profitability for the firm. Though Hurricane Katrina temporarily affected the company's refining capabilities, we believe that ultimately it did not do any long term damage. The firm used its strong cash flow to pay down debt and repurchase stock. As mentioned previously, HEWLETT-PACKARD'S stock price rose during the year due in part to the efforts of the newly appointed CEO to turn around the firm.

FANNIE MAE, COMCAST CORP., and GANNETT had the most significant negative impact on performance during the year. We sold FANNIE MAE during the third quarter as a result of further delays in the company's release of audited financial statements, as well as growing concerns regarding future intense competition in the firm's mortgage market from banks and other financial institutions. Although COMCAST'S stock price dropped 22% during 2005 we feel that COMCAST'S fundamentals are solid. We continue to like the stock. GANNETT, like much of the newspaper industry, has been under pressure due to declines in circulation and ad revenue. GANNETT is currently trading at historically low levels and we continue to believe it is undervalued.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 VALUE INDEX

                                    [CHART]




               Harris Oakmark Large            Russell 1000
                Cap Value Class A               Value Index
               --------------------         ------------------
  11/98             $10,000                       $10,000
                      9,730                        10,443
  12/99               9,059                        11,210
                     10,185                        11,996
  12/01              12,057                        11,326
                     10,349                         9,568
  12/03              12,988                        12,441
                     14,471                        14,493
  12/05              14,271                        15,515



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                              CLASS A       CLASS B       CLASS E      VALUE INDEX
              1 Year           -1.4%         -1.7%         -1.5%           7.1%
              5 Years           7.0           N/A           N/A            5.3
              Since Inception   5.1           8.4           4.7            6.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                               % OF TOTAL
                                               NET ASSETS
                                               ----------
                       MCDONALD'S CORP........    2.9%
                       VIACOM, INC. (CLASS B).    2.5%
                       WASHINGTON MUTUAL, INC.    2.4%
                       TIME WARNER, INC.......    2.4%
                       CITIGROUP, INC.........    2.4%
                       THE HOME DEPOT, INC....    2.3%
                       FIRST DATA CORP........    2.3%
                       JPMORGAN CHASE & CO....    2.3%
                       YUM! BRANDS, INC.......    2.2%
                       THE WALT DISNEY CO.....    2.2%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    43.8%
                      FINANCIALS............    15.4%
                      CONSUMER STAPLES......    12.9%
                      INFORMATION TECHNOLOGY    10.6%
                      INDUSTRIALS...........     7.9%
                      HEALTH CARE...........     6.2%
                      ENERGY................     3.2%

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

MANAGED BY JENNISON ASSOCIATES LLC
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Jennison Growth Portfolio returned 13.9%, compared to its new benchmark, the Russell 1000 Growth Index,/1/ which returned 5.3%. The Portfolio's old benchmark, the Standard & Poor's 500 Index/2/, returned 4.9%. The benchmark was changed because the portfolio manager feels the Russell 1000 Growth Index better reflects the universe of stocks in which the Portfolio generally invests. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe/3/, was 7.3% over the same period.

PORTFOLIO REVIEW
The sharp rise in energy prices and the devastating effects of weather across many different parts of the United States (and around the globe) were some of the more notable events that occurred this past year. But their impact on the broader economy and the strength of the U.S. corporate sector appears remarkably small when looked at in the fullness of the year. Indeed, Gross Domestic Product (GDP) grew at better than 3% for much of the year, core inflation, though higher, remained well-contained, solid growth in productivity married with employment and income growth continued, and corporate profits (as measured by the S&P 500 Index) achieved another year of double digit gains.

The Portfolio's strong gains came from many companies across a number of different industries and sectors leading to above average performance for the whole.

The Portfolio's Health Care positions had the largest positive impact on total return, driven by a variety of holdings. During the year, companies that brought meaningful scientific advances to the treatment arena or provided services designed to manage the costs of delivering care were rewarded, and the Portfolio benefited significantly from investing in these types of companies. ALCON, AMGEN, GENENTECH, and ROCHE all benefited from strong product cycles. On the services side, CAREMARK and the Portfolio's HMO holdings also posted above market returns

The performance of the Portfolio's Information Technology holdings was also very strong for the year. GOOGLE was the top contributor to returns. Revenues have grown at a triple digit pace driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of revenue growth. Another stellar performer, APPLE COMPUTER more than doubled during the Fund's fiscal year, as it continued to benefit from the tremendous success of its iPod family of products.

There were also notable performers in the Consumer sectors. WHOLE FOODS continued to be a consistent and important contributor to performance. The company enjoyed healthy sales and square footage growth and most importantly, very strong same-store-sales. In addition, the productivity of new stores has been exceptional. CHICO'S has also been a notable performer. Increased same store sales continue to be the key to their success, while their emerging store concept, "White House Black Market" also saw tremendous growth.

EBAY was the greatest detractor from the Portfolio's returns in 2005, although the majority of weakness came early in 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while the International and Paypal divisions continued to grow at very high rates. Notably, the stock was up significantly at year-end from the lows set in the first quarter as business performance improved.

For the full year, we achieved flat or positive total return from all sectors with the one exception being the Industrials. UPS was a weak performer earlier in the period, as a loss in market share weighed on the stock price. GENERAL ELECTRIC also underperformed as its modest positive return lagged the stronger return of the market this past fiscal year. Earnings multiple contraction (a broader theme for the market in general in 2005) was the culprit.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 1000 GROWTH INDEX

                                    [CHART]

            MFS Jennison          Russell 1000
            Growth Class A        Growth Index
            --------------        ------------
5/01/02       $10,000               $10,000
  12/02         7,710                 8,061
  12/03        10,029                10,459
  12/04        10,952                11,118
  12/05        12,472                11,703

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          JENNISON GROWTH PORTFOLIO RUSSELL 1000 S&P 500
                          CLASS A   CLASS B CLASS E GROWTH INDEX  INDEX
          1 Year           13.9%     13.5%    N/A       5.3%       4.9%
          Since Inception   6.2       5.9    21.7%      4.4        6.0

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005



                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GOOGLE, INC. (CLASS A)............    3.9%
                 EBAY, INC.........................    3.2%
                 GENERAL ELECTRIC CO...............    3.2%
                 THE PROCTER & GAMBLE CO...........    2.9%
                 SCHLUMBERGER, LTD.................    2.8%
                 YAHOO!, INC.......................    2.8%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.5%
                 AMERICAN EXPRESS CO...............    2.4%
                 ADOBE SYSTEMS, INC................    2.4%
                 MARVELL TECHNOLOGY GROUP, LTD.....    2.4%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   33.0%
                       HEALTH CARE...........   21.0%
                       CONSUMER DISCRETIONARY   16.0%
                       FINANCIALS............   12.0%
                       CONSUMER STAPLES......    7.0%
                       ENERGY................    4.0%
                       INDUSTRIALS...........    3.0%
                       TELECOMMUNICATIONS....    1.0%
                       CASH/OTHER............    3.0%

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MetLife Stock Index Portfolio returned 4.6%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe,/2/ was -4.5% over the same period.

PORTFOLIO REVIEW
The S&P 500 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the S&P 500 Index returned 14.4% annualized. The market had mixed results during 2005. While during the first half of the year, the S&P 500 was in negative territory; the second half saw the market rallying over 5% to finish the full year in positive territory. This was in part due to stronger than expected corporate earnings releases. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 200 basis points since the beginning of the year to 4.25% at year-end. The price of oil surged to $70 per barrel by August, up over 60% from the beginning of the year and closing at approximately $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. The energy sector, which had a beginning-of-year weight of 7.2%, was the best-performing sector, up 31.4%, providing the largest positive impact to the benchmark return this year. The next best-performing sectors were utilities (2.9% beginning weight), financials (the largest sector with a 20.6% beginning weight) and health care (12.7% beginning weight), returning 16.7%, 6.5% and 6.5%, respectively. The two sectors with negative returns this year were consumer discretionary (11.9% beginning weight) and telecomm services (3.3% beginning weight), down 6.4% and 5.6%, respectively.

The stocks with the largest positive impact on the benchmark return for the year were APPLE COMPUTER, up 123.3%; ALTRIA GROUP, up 27.7%; and EXXON MOBIL, up 11.8%. The best performing stock was VALERO ENERGY, up 128.5%. The stocks with the largest negative impact were DELL, down 28.8%; VERIZON COMMUNICATIONS, down 22.2%; and IBM, down 15.8%. The worst performing stock was DELPHI, down 96.3%. There were twenty additions and twenty deletions to the benchmark in 2005.





* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]



                  MetLife Stock
                  Index Class A          S&P 500 Index
                  -------------          -------------
 12/95              $10,000                $10,000
                     12,266                 12,295
 12/97               16,214                 16,395
                     20,791                 21,080
 12/99               25,113                 25,515
                     22,769                 23,194
 12/01               20,006                 20,440
                     15,541                 15,924
 12/03               19,924                 20,489
                     22,023                 22,717
 12/05               23,044                 23,832




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year            4.6%      4.4%      4.5%      4.9%
                5 Years           0.2       N/A       N/A       0.5
                10 Years          8.7       N/A       N/A       9.1
                Since Inception    --       0.6       1.0        --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    3.2%
                 EXXON MOBIL CORP..................    3.1%
                 CITIGROUP, INC....................    2.2%
                 MICROSOFT CORP....................    2.1%
                 THE PROCTER & GAMBLE CO...........    1.7%
                 BANK OF AMERICA CORP..............    1.6%
                 JOHNSON & JOHNSON.................    1.6%
                 AMERICAN INTERNATIONAL GROUP, INC.    1.6%
                 PFIZER, INC.......................    1.5%
                 ALTRIA GROUP, INC.................    1.4%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    21.2%
                      INFORMATION TECHNOLOGY    15.1%
                      HEALTH CARE...........    13.3%
                      INDUSTRIALS...........    11.3%
                      CONSUMER DISCRETIONARY    10.9%
                      CONSUMER STAPLES......     9.5%
                      ENERGY................     9.3%
                      UTILITIES.............     3.4%
                      TELECOMM SERVICES.....     3.0%
                      MATERIALS.............     3.0%

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MFS Investors Trust Portfolio returned 7.3%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,/2/ was 5.8% over the same period.

PORTFOLIO REVIEW
Global economies continued to expand during the period. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose at a rate of 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period.

Consumer wages and business spending on big items moved higher in line with gross domestic product (GDP) growth at rate of about 3.5%. Throughout the year, inflation accelerated in the United States, the "Euro-Zone", and Britain. As a result, moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue increasing interest rates. In March and April 2005, rising oil prices began to wear on investor confidence, which was further eroded by credit concerns at American traditional stalwarts General Motors and Ford Motor Company. Hurricanes Katrina and Rita caused heightened inflation concerns. Globally, central bankers stepped up efforts to balance the dual challenges of keeping growth at levels that would not also bring higher inflation. Still, most major global stock indices finished the 12-month period higher.

The energy, financial services, and health care sectors were the top contributors to performance relative to the benchmark. Stock selection played the major relative performance in these sectors.

In energy, oilfield services provider HALLIBURTON, energy exploration and production company EOG RESOURCES, offshore drilling firm NOBLE CORP, Canadian energy producer ENCANA, which is not a constituent of the S&P 500 Index, and offshore drilling contractor TRANSOCEAN were strong contributors in this sector.

Our position in investment management firm LEGG MASON, which is not a constituent of the S&P 500 Index, boosted relative results in the financial services sector. In the health care sector, biotech firm GILEAD SCIENCES aided relative performance as the stock outperformed the benchmark over the period.

Individual stocks in other sectors that also contributed to relative results included agrichemical products company MONSANTO and computer manufacturer APPLE COMPUTER. Although shares of computer giant IBM declined over the entire period, our underweight in the stock boosted relative performance.

Relative to the Portfolio's benchmark (S&P 500 Index), utilities and communications, transportation, and special products and services were the Portfolio's top detracting sectors over the period. Stock selection in the utilities and communications sector held back relative performance with wireless service provider VODAFONE GROUP, which is not a constituent of the index, among the Portfolio's top detractors. Our underweighted position in transportation and stock selection in the special products and services sector also hindered relative returns. No individual stocks within either sector were among the Portfolio's top detractors.

Although stock selection in the health care sector contributed to overall results, several individual stocks held back relative performance including health care products manufacturer ABBOTT LABORATORIES and orthopedic products marketer ZIMMER HOLDINGS. Not holding strong-performing oil and gas giant EXXONMOBIL also dampened investment returns.

Stocks in other sectors that hurt relative results included manufacturing conglomerate TYCO INTERNATIONAL, software games developer ELECTRONIC ARTS, home improvement products maker MASCO CORP., and beauty supply company AVON PRODUCTS, which was not held in the Portfolio at year-end. Elsewhere, direct-sale computer vendor DELL and enterprise software giant ORACLE also held back returns.

All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio's relative performance.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]




            MFS Investors Trust Class A      S&P 500 Index
            ---------------------------      -------------
  04/99              $10,000                    $10,000
  12/99               10,284                     11,100
  12/00               10,258                     10,090
  12/01                8,625                      8,892
  12/02                6,882                      6,928
  12/03                8,386                      8,913
  12/04                9,340                      9,883
  12/05               10,019                     10,368



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                MFS INVESTORS TRUST PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year            7.3%      6.9%      7.1%      4.9%
                5 Years          -0.5       N/A       N/A       0.5
                Since Inception   0.0       5.3       0.8       0.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/99, 5/1/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 AMERICAN INTERNATIONAL GROUP, INC.    3.4%
                 JOHNSON & JOHNSON.................    2.8%
                 UNITED TECHNOLOGIES CORP..........    2.6%
                 EMC CORP..........................    2.3%
                 LOCKHEED MARTIN CORP..............    2.1%
                 AMGEN, INC........................    2.1%
                 BANK OF AMERICA CORP..............    2.1%
                 WYETH.............................    2.0%
                 RECKITT BENCKISER, PLC............    1.8%
                 THE PROCTER & GAMBLE CO...........    1.8%


                                  TOP SECTORS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                     FINANCIAL SERVICES.........   16.9%
                     HEALTH CARE................   16.9%
                     TECHNOLOGY.................   15.7%
                     CONSUMER STAPLES...........   10.0%
                     ENERGY.....................    9.9%
                     INDUSTRIAL GOODS & SERVICES    8.2%
                     RETAILING..................    6.9%
                     LEISURE....................    4.7%
                     BASIC MATERIALS............    4.0%
                     UTILITIES & COMMUNICATIONS.    3.2%

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 6.6%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe,/2/ was 7.3% over the same period.

PORTFOLIO REVIEW
With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors--healthcare and technology, for example--had solid business performance, but had a hard time being noticed by investors. As a consequence, value stocks were again ahead of growth stocks for the year. However, growth stocks outperformed value stocks in the second half of 2005 during which strong performances by capital markets firms, healthcare services and biotechnology companies, and Internet companies led the way as oil and utilities stocks slowed.

The Portfolio's positioning in healthcare made the largest contribution performance. The healthcare-services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UNITEDHEALTH and WELLPOINT, both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably GENENTECH and GILEAD SCIENCES, advanced on positive drug developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector performed well in the Portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with STATE STREET, UBS, AMERITRADE, and others posting strong returns. For most of the past year, we focused on capital markets companies because we believed they had good earnings prospects and would not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider AMERICA MOVIL and tower operator CROWN CASTLE were strong performers, benefiting from subscriber growth and industry consolidation. At December 31, 2005, we remained overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector--a common position for a growth portfolio--held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially unhelpful. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including CENDANT, TYCO, and DEERE, did not live up to our expectations and weighed down our relative results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                                 S&P 500 INDEX

                                    [CHART]




                 T. Rowe Price Large          S&P 500
                 Cap Growth Class A            Index
                 ------------------          ---------
   11/98              $10,000                 $10,000
                       11,028                  10,797
   12/99               13,479                  13,069
   12/00               13,412                  11,880
   12/01               12,084                  10,469
   12/02                9,276                   8,156
   12/03               12,134                  10,494
   12/04               13,338                  11,635
   12/05               14,217                  12,206




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO S&P 500
                                CLASS A       CLASS B       CLASS E       INDEX
                1 Year            6.6%          6.3%          6.4%         4.9%
                5 Years           1.2           N/A           N/A          0.5
                Since Inception   5.0          12.8           2.2          2.8

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
                 GENERAL ELECTRIC CO...............    3.7%
                 MICROSOFT CORP....................    3.0%
                 UNITEDHEALTH GROUP, INC...........    2.5%
                 WAL-MART STORES, INC..............    2.4%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.3%
                 CITIGROUP, INC....................    2.3%
                 UBS AG............................    2.2%
                 DELL, INC.........................    1.8%
                 ACCENTURE, LTD. (CLASS A).........    1.8%
                 AMERICAN EXPRESS CO...............    1.7%


                                  TOP SECTORS

                                              % OF TOTAL
                                              NET ASSETS
                                              ----------
                       INFORMATION TECHNOLOGY   22.3%
                       FINANICIALS...........   19.3%
                       CONSUMER DISCRETIONARY   14.8%
                       HEALTHCARE............   14.7%
                       INDUSTRIALS...........    8.3%
                       CONSUMER STAPLES......    5.9%
                       ENERGY................    5.3%
                       TELECOMMUNICATIONS....    3.6%
                       MATERIALS.............    2.2%
                       CASH/OTHER............    3.6%

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

MANAGED BY METLIFE ADVISERS, LLC
PORTFOLIO MANAGER COMMENTARY


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Zenith Equity Portfolio returned 10.2%, compared to its benchmark, the Standard & Poor's 500 Index,/1/ which returned 4.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe,/2/ was 5.8% over the same period.

PORTFOLIO REVIEW
During the twelve months ending December 31, 2005, domestic common stocks recovered from weakness earlier in the year to post a 4.9% total return as measured by the Standard & Poor's 500 Index. Value stocks had slightly better performance than growth stocks for the entire year. Energy and Utilities were by far the best performing sectors, while Consumer Discretionary and Telecommunications trailed.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.


* The views expressed above are those of the investment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO



              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                 [CHART]

                    Zenith Equity        S&P 500
                      Portfolio           Index
                    -------------        -------
         12/95         $10,000           $10,000
                        12,106            12,295
         12/97          14,949            16,395
                        20,042            21,080
         12/99          23,187            25,515
                        22,107            23,194
         12/01          18,474            20,440
                        14,421            15,924
         12/03          18,957            20,489
                        21,042            22,717
         12/05          23,178            23,832


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  ZENITH EQUITY S&P 500
                                    PORTFOLIO    INDEX
                         1 Year       10.2%       4.9%
                         5 Years       1.0        0.5
                         10 Years      8.8        9.1

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                                  % OF TOTAL
                                                                                  NET ASSETS
                                                                                  ----------
METROPOLITAN SERIES FUND, INC.--FI VALUE LEADERS PORTFOLIO, (CLASS A)............    33.4%
METROPOLITAN SERIES FUND, INC.--CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO, (CLASS A)    33.4%
METROPOLITAN SERIES FUND, INC.--JENNISON GROWTH PORTFOLIO, (CLASS A).............    33.2%

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 10.7%, compared to its benchmark, the Russell Midcap Growth Index,/1/ which returned 12.1%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,/2/ was 10.6% over the same period.

PORTFOLIO REVIEW
The U.S. equity market produced modest gains in 2005, with Mid Cap stocks demonstrating the greatest strength for the second consecutive year. Continued economic expansion, which enabled corporations to grow earnings and improve margins, proved to be the catalyst for higher stock prices. The tandem forces of rising interest rates and surging energy prices, however, dampened investor enthusiasm and muted overall returns for the year. While pressuring the consumer and industrial materials manufacturers, rising energy prices lifted the value of energy shares. In 2005, the energy portion of the Russell Midcap Growth Index surged 56% and turned in the best performance of any sector during this period.

In 2005, the energy sector produced the largest absolute and relative gains for the Portfolio. We maintained an overweighted position in the sector throughout the year, and this positioning contributed excellent absolute and relative results. Our top performers in the sector included EOG RESOURCES, NEWFIELD EXPLORATION, and CONSOL ENERGY. Our positioning in the consumer discretionary sector also paid off in 2005. This sector underperformed the broader market in 2005 as consumers began to feel the pressure from rising energy prices, and our decision to be underexposed to it aided return comparisons.

While sector positioning boosted the Portfolio's relative performance in 2005, specific security selection limited the upside and led to the Portfolio's relative underperformance. Stock selection in the health care sector was the most significant detractor for the year, with the two worst-performing stocks in the Portfolio coming from the biotechnology industry. BIOGEN and OSI PHARMACEUTICALS both declined sharply in the first half of the year. The unexpected withdrawal of Tysabri, a major multiple sclerosis drug, dealt a substantial blow to the shares of BIOGEN in February. OSI PHARMACEUTICALS declined steadily as its lung cancer drug, Tarceva, failed to generate the expected prescription and revenue growth.

Despite success in the communications equipment industry where ADTRAN, INC. and HARRIS CORP. notably boosted returns, stock selection in information technology also hindered absolute and relative performance in 2005. Weakness was concentrated in the software and IT services industries, two of the strongest areas in technology during the year.

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similarn investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                BlackRock Aggressive       Russell MidCap
                  Growth Class A            Growth Index
                --------------------       --------------
       12/95         $10,000                  $10,000
                      10,773                   11,748
       12/97          11,491                   14,396
                      13,066                   16,967
       12/99          17,409                   25,670
                      16,082                   22,654
       12/01          12,261                   18,089
                       8,740                   13,132
       12/03          12,305                   18,741
                      13,902                   21,642
       12/05          15,389                   24,260


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                      RUSSELL
                              BLACKROCK AGGRESSIVE GROWTH PORTFOLIO    MIDCAP
                              CLASS A      CLASS B      CLASS E     GROWTH INDEX
              1 Year           10.7%        10.4%        10.5%          12.1%
              5 Years          -0.9          N/A          N/A            1.4
              10 Years          4.4          N/A          N/A            9.3
              Since Inception    --         10.7          1.7             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/29/88, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005



                                 TOP HOLDINGS

                                                       % OF TOTAL
                                                       NET ASSETS
                                                       ----------
               CONSOL ENERGY, INC.....................    2.7%
               NEWFIELD EXPOLRATION CO................    2.5%
               CERIDIAN CORP..........................    2.3%
               AVID TECHNOLOGY, INC...................    2.3%
               AMERICAN TOWER CORP. (CLASS A).........    2.2%
               WILLIAMS-SONOMA, INC...................    2.2%
               EOG RESOURCES, INC.....................    2.1%
               SHIRE PHARMACEUTICALS GROUP, PLC. (ADR)    2.0%
               COMMUNITY HEALTH SYSTEMS, INC..........    1.9%
               WELLPOINT, INC.........................    1.9%



                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY    26.1%
                      HEALTH CARE...........    20.9%
                      CONSUMER DISCRETIONARY    17.0%
                      ENERGY................    12.9%
                      INDUSTRIALS...........     9.6%
                      FINANCIALS............     4.4%
                      TELECOMMUNICATIONS....     4.4%
                      MATERIALS.............     3.1%
                      CASH/OTHER............     1.6%


                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 6.9%, compared to its benchmark, the Standard & Poor's MidCap 400 Index,/1/ which returned 12.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe,/2/ was 10.6% over the same period.

PORTFOLIO REVIEW
Pessimism abounded in 2005 as news flow was flush with stories related to high energy prices, increasing interest rates, inflation fears, and a collapsing housing market. Meanwhile, corporate profits remained robust, consumers continued to spend, and the economy remained on solid footing. The net effect was a stock market that did not make a meaningful move in any direction. The S&P 500 Index/3/ rose 4.9% during the year. The Fed continued its "measured pace" of rate increases, boosting the Fed Funds Rate eight times during the year. Despite the Fed's increases, long-term rates remained stubbornly low. The price of oil dominated headlines during the year as it was up more than 60% at one point before retreating toward year-end. This was a boon to energy companies, the returns of which far outpaced that of the rest of the market.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index. Unfavorable stock picks in the consumer durables sector detracted the most from performance. Chief among them was audio electronics maker, HARMAN INTERNATIONAL, which lost ground during the year on competitive concerns. Also detracting from performance was exposure to a cruise line operator that declined amid concerns about the impact of high energy prices. On the positive side, the Portfolio's overweighted position in energy stocks contributed to relative performance, as oil and natural gas prices crept higher through much of the one-year period. Within the energy sector, the Portfolio also benefited from security selection by emphasizing oilfield equipment makers. Finally, stock picks in the telecommunications sector contributed to relative returns. Chief among them was AMERICAN TOWER CORPORATION, a wireless infrastructure company, whose stock rose more than 45% during the year.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                                    [CHART]

                     FI Mid Cap
                   Opportunities           S&P MidCap
                      Class A               400 Index
                   -------------           ----------
       03/97         $10,000                $10,000
       12/97          12,837                 12,852
                      17,608                 15,308
       12/99          39,248                 17,561
                      26,984                 20,633
       12/01          16,912                 20,509
                      12,011                 17,532
       12/03          16,162                 23,773
                      18,941                 27,688
       12/05          20,251                 31,162


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               FI MID CAP OPPORTUNITIES PORTFOLIO S&P MIDCAP
                               CLASS A     CLASS B     CLASS E    400 INDEX
               1 Year            6.9%        6.7%        6.7%        12.6%
               5 Years          -5.6         N/A         N/A          8.6
               Since Inception   8.3        -4.4        -1.9         13.7

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                         % OF TOTAL
                                                         NET ASSETS
                                                         ----------
            HARMAN INTERNATIONAL INDUSTRIES, INC........    7.7%
            SPRINT NEXTEL CORP..........................    6.4%
            SAFEWAY, INC................................    3.0%
            NIKE, INC. (CLASS B)........................    2.7%
            NOKIA CORP. (ADR)...........................    2.7%
            TIFFANY & CO................................    2.5%
            EMPRESA BRASILEIRA DE AERONAUTICA S.A. (ADR)    2.2%
            CYTYC CORP..................................    2.2%
            AMERICAN TOWER CORP. (CLASS A)..............    2.0%
            ECHOSTAR COMMUNICATIONS CORP. (CLASS A).....    2.0%


                                  TOP SECTORS

                                                % OF EQUITY
                                                MARKET VALUE
                                                ------------
                    CONSUMER DISCRETIONARY.....    31.3%
                    INFOMRATION TECHNOLOGY.....    13.8%
                    TELECOMMUNICATIONS SERVICES    13.4%
                    INDUSTRIALS................     9.8%
                    MATERIALS..................     9.8%
                    ENERGY.....................     9.2%
                    CONSUMER STAPLES...........     4.5%
                    HEALTH CARE................     4.4%
                    FINANCIALS.................     2.0%
                    UTILITIES..................     1.2%

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

MANAGED BY HARRIS ASSOCIATES, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 10.0%, compared to its benchmark, the Russell Midcap Index,/1/ which returned 12.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,/2/ was 8.5% over the same period.

PORTFOLIO REVIEW
The most recent period has provided some different challenges, compared to previous periods, namely severe compression of equity valuation multiples and low capital market returns for most traditional asset classes. The frustration has only been amplified by company performance that has generally been quite good: corporate profit margins are near peak levels, while earnings have grown at a double-digit rate in each quarter for the past 3 1/2 years.

During 2005, we added businesses such as INTEL, MCDONALD'S, and MORGAN STANLEY, among others listed below, to the Portfolio.

INTEL is the world's largest semiconductor chipmaker and a technology bellwether. The company's products include microprocessor chips, boards, and other semiconductor components that are the building blocks to computers, servers, and networking and communications products. The company generated considerable free cash flow.

MCDONALD'S operates and franchises quick-service restaurant businesses under the McDonald's brand, as well as other names such as Boston Market, in countries around the world. The firm has recently initiated what we believe is a better capital allocation plan with an expanded return on investment focus. We anticipate that MCDONALD'S emphasis on new menu items will continue to drive revenues and increase margins. The firm has also experienced excellent revenue streams from its franchised stores, and we believe it has a great deal of international growth potential, and enjoys economies of scale that help keep costs low.

MORGAN STANLEY is a best-in-class investment bank with, we believe, a collection of under-managed, but valuable assets. At December 31, 2005, the company was selling at a significant discount to a sum-of-the-parts valuation as well as trading at a low price/book value compared to its peers.

In addition to the above, we also added CDW CORP., CONSECO, INC., NATIONAL SEMICONDUCTOR CORP., THE E.W. SCRIPPS CO., THE ESTEE LAUDER COS., INC., and THE TIMBERLAND CO. to the Portfolio during the period. We eliminated our positions in DARDEN RESTAURANTS, JANUS CAPITAL GROUP, MOODY'S CORP., OFFICE DEPOT, ROCKWELL COLLINS, and TOYS R US during the period.

BURLINGTON RESOURCES, OMNICARE, and DARDEN RESTAURANTS had the most significant positive impact on performance during the year. Earnings at BURLINGTON RESOURCES were helped by lower exploration expenses and the continued increase of oil and natural gas prices throughout the year. Fundamentals behind OMNICARE'S business, in our view, remained strong, as the number of beds served and profitability in pharmacy services have both increased. We believe that OMNICARE'S recent acquisition of NEIGHBORCARE, along with some smaller strategic deals, have added materially to overall profitability and business value. DARDEN RESTAURANTS Olive Garden unit was a strong performer. That, along with changes at the Red Lobster unit, helped improve revenues. The firm saw sequential quarterly improvements in operations, and we subsequently sold the stock during the third quarter.

LIZ CLAIBORNE, XEROX, and MATTEL had the most significant negative impact on performance during the year. Sales at LIZ CLAIBORNE slowed during the year as high gasoline prices and low consumer confidence kept shoppers away. XEROX was down as the company reported weak revenue growth. MATTEL'S Barbie brand continued to be under pressure from its hipper, more fashion-forward rival, BRATZ. The other MATTEL brands (Hot Wheels, Fisher Price, American Girl) were doing well.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                             RUSSELL MIDCAP INDEX

                                    [CHART]

                 Harris Oakmark Focused        Russell MidCap
                     Value Class A                 Index
                 ----------------------        --------------
         12/95          $10,000                   $10,000
                         11,761                    11,900
         12/97           13,798                    15,352
                         13,044                    16,901
         12/99           13,090                    19,983
                         15,762                    21,631
         12/01           20,137                    20,415
                         18,360                    17,111
         12/03           24,355                    23,965
                         26,774                    28,810
         12/05           29,446                    32,455


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                             HARRIS OAKMARK FOCUSED VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A      CLASS B      CLASS E          INDEX
             1 Year           10.0%         9.7%         9.8%            12.7%
             5 Years          13.3          N/A          N/A              8.5
             10 Years         11.4          N/A          N/A             12.5
             Since Inception    --         11.2         11.2               --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                  % OF TOTAL
                                                  NET ASSETS
                                                  ----------
                   SOVEREIGN BANCORP, INC........    7.0%
                   WASHINGTON MUTUAL, INC........    5.0%
                   OMNICARE, INC.................    4.3%
                   H&R BLOCK, INC................    4.2%
                   THE E.W. SCRIPPS CO. (CLASS A)    4.0%
                   LIZ CLAIBORNE, INC............    4.0%
                   YUM! BRANDS, INC..............    3.9%
                   R.R. DONNELLEY & SONS CO......    3.9%
                   BURLINGTON RESOURCES, INC.....    3.5%
                   ARAMARK CORP. (CLASS B).......    3.5%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    35.4%
                      FINANCIALS............    18.3%
                      INDUSTRIALS...........    13.8%
                      INFORMATION TECHNOLOGY    13.5%
                      HEALTH CARE...........     8.7%
                      CONSUMER STAPLES......     6.5%
                      ENERGY................     3.8%

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 12.3%, compared to its benchmark, the Standard & Poor's MidCap 400 Index,/1/ which returned 12.6%.

PORTFOLIO REVIEW
The Standard & Poor's MidCap 400 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the MidCap Index returned 21.1% annualized. MidCap stocks outperformed large cap stocks for the sixth year in a row, beating the S&P 500 Index/2/ by 7.6% in 2005. The best performance came in May, up 6.0%, while the weakest month was April, down 3.9%. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Nine out of ten sectors comprising the Standard & Poor's MidCap 400 Index experienced positive returns for the year. Energy (6.8% weight in the benchmark) returned 52.7%, having the largest positive impact on the benchmark's return this year. Energy was also the absolute best performing sector. The second-best performing sector was Health Care (10.7% weight), up 18.1%. Other strong performing sectors during the year were Consumer Staples, up 16.6%; Industrials, up 12.3%; and Utilities, up 10.1%. The Telecomm Services sector (0.5% weight in the benchmark), down 8.0% for the year, was the only sector with a negative return.

The three stocks with the largest positive impact on performance were SANDISK CORP., up 151.6%; PEABODY ENERGY CORP., up 105.0%; and LEGG MASON, INC., up 64.5%. The three stocks with the largest negative impact on performance were LEAR CORP., down 52.1%; HARMAN INTERNATIONAL, down 22.9%; and WASHINGTON POST, down 21.5%.

There were twenty-nine additions and twenty-nine deletions to the benchmark in 2005.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                             S&P MIDCAP 400 INDEX

                            [CHART]

             MetLife Mid Cap Stock        S&P MidCap 400
                  Index Class A                Index
             ---------------------        --------------
 07/00              $10,000                  $10,000
 12/00               10,685                   10,570
 12/01               10,558                   10,507
 12/02                8,984                    8,982
 12/03               12,124                   12,179
 12/04               14,070                   14,185
 12/05               15,797                   15,964

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               METLIFE MID CAP STOCK INDEX PORTFOLIO S&P MIDCAP
                               CLASS A      CLASS B      CLASS E     400 INDEX
               1 Year           12.3%        12.0%        12.2%         12.6%
               5 Year            8.1          N/A          N/A           8.6
               Since Inception   8.7          8.8          8.7           8.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                          % OF TOTAL
                                                          NET ASSETS
                                                          ----------
           MIDCAP SPDR TRUST, SERIES 1...................    3.8%
           LEGG MASON, INC...............................    1.2%
           SANDISK CORP..................................    1.0%
           PEABODY ENERGY CORP...........................    0.9%
           CHICO'S FAS, INC..............................    0.7%
           SMITH INTERNATIONAL, INC......................    0.6%
           EXPEDITORS INTERNATIONAL OF WASHINGTON, INC...    0.6%
           NOBLE ENERGY, INC.............................    0.6%
           COGNIZANT TECHNOLOGY SOLUTIONS CORP. (CLASS A)    0.6%
           PRECISION CASTPARTS CORP......................    0.6%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    18.9%
                      CONSUMER DISCRETIONARY    16.3%
                      INFORMATION TECHNOLOGY    15.7%
                      INDUSTRIALS...........    13.4%
                      HEALTH CARE...........    11.8%
                      ENERGY................     9.7%
                      UTILITIES.............     7.4%
                      MATERIALS.............     4.1%
                      CONSUMER STAPLES......     2.3%
                      TELECOMM SERVICES.....     0.4%

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
PORTFOLIO MANAGER COMMENTARY


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 12.3%, compared to its benchmark, the Russell Midcap Value Index,/1/ which returned 12.7%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,/2/ was 8.5% over the same period.

PORTFOLIO REVIEW
Domestic equity markets generated positive total returns for the full year 2005. The Russell Midcap Value Index (RMCV) led the widely followed U.S. indices with a return approaching 13%. Foreign stocks, as measured by the MSCI EAFE Index,/3/ beat all domestic indices with a gain of roughly 14%. Mid-cap stocks substantially outperformed both large-cap and small cap stocks for the year. Value generally beat growth in all market-cap segments, though the spreads were narrower in mid- and small-cap indices. The Dow Jones Industrial Average and the NASDAQ Composite indices were the lowest returning among the widely followed equity indices in 2005.

Portfolio holdings in Energy and Health Care drove total return over the year. Within Energy, some of our exploration and production and coal mining companies performed particularly well; i.e. XTO ENERGY, CANADIAN NATURAL RESOURCES, ARCH COAL, and PEABODY ENERGY. We continued to favor companies involved in coal, oil sands, Barnett shale and other non-conventional sources of oil and gas and believe they are likely to benefit over the long-term from supply constraints and high energy prices. Within Health Care, COVENTRY HEALTH CARE, one of our managed care companies, and OMNICARE, a pharmaceutical services company, contributed substantially to total return. We are less enthusiastic about the sector than we were earlier in 2005 given less attractive valuations; we decreased our allocation over the year but remain overweight versus the RMCV Index.

Portfolio holdings within Industrials, Financials and Materials also made positive contributions to 2005 total return. JOY GLOBAL and PHELPS DODGE were the drivers of performance within Industrials and Materials, respectively, while INDYMAC BANCORP and ARCH CAPITAL GROUP were the largest contributors within Financials. We found some attractively valued investment opportunities within Industrials and were overweight in the sector as of year-end.

Consumer Staples was the only sector in the Portfolio to detract from total return. Two particular holdings, SPECTRUM BRANDS and NBTY INC., were to blame. At December 31, 2005, we were underweight in this sector.

Relative to the RMCV Index, the Portfolio benefited from positive stock selection within Health Care, as our holdings rose substantially more than index sector components. The Portfolio's overweight allocation to Energy also boosted the portfolio's relative performance; this was, by far, the highest-returning sector in the RMCV.

On the downside, negative stock selection in, and an overweight allocation to, Consumer Discretionary dampened the Portfolio's relative performance. This was the lowest-returning sector in the index over the one-year period. LEAR CORP., an auto parts and equipment company, and home furnishing retailer PIER 1 IMPORTS had the largest negative effect on the Portfolio's absolute and relative returns. The less-robust performance of our Financials stocks and the overall decline of our Consumer Staples holdings also detracted from our return relative to the RMCV Index.
* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell Midcap(R) Value (RMCV) Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                          RUSSELL MIDCAP VALUE INDEX

                           [CHART]

              Neuberger Berman Mid Cap    Russell MidCap
                    Value Class A           Value Index
              ------------------------    --------------
  11/98               $10,000                $10,000
                       10,744                 10,333
  12/99                12,639                 10,322
                       16,209                 12,301
  12/01                15,802                 12,588
                       14,279                 11,373
  12/03                19,494                 15,703
                       23,959                 19,426
  12/05                26,898                 21,882

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                             NEUBERGER BERMAN MID CAP VALUE PORTFOLIO RUSSELL MIDCAP
                             CLASS A       CLASS B       CLASS E       VALUE INDEX
             1 Year           12.3%         11.9%         12.1%            12.7%
             5 Years          10.7           N/A           N/A             12.2
             Since Inception  14.8          11.4          11.6             11.6

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005

                                 TOP HOLDINGS

                                                      % OF TOTAL
                                                      NET ASSETS
                                                      ----------
                CANADIAN NATURAL RESOURCES, LTD......    2.4%
                CENTEX CORP..........................    2.3%
                XTO ENERGY, INC......................    2.2%
                TXU CORP.............................    2.1%
                TALISMAN ENERGY, INC.................    2.1%
                JOY GLOBAL, INC......................    2.1%
                HOVNANIAN ENTERPRISES, INC. (CLASS A)    2.0%
                ARCH COAL, INC.......................    2.0%
                LENNAR CORP. (CLASS A)...............    2.0%
                TEREX CORP...........................    1.9%

                                  TOP SECTORS

                                             % OF EQUITY
                                             MARKET VALUE
                                             ------------
                      CONSUMER DISCRETIONARY    28.9%
                      ENERGY................    22.2%
                      FINANCIALS............    18.5%
                      INDUSTRIALS...........     8.2%
                      HEALTH CARE...........     6.1%
                      INFORMATION TECHNOLOGY     5.4%
                      UTILITIES.............     5.0%
                      CONSUMER STAPLES......     3.7%
                      MATERIALS.............     2.0%

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Strategic Value Portfolio returned 4.2%, compared to its benchmark, the Russell 2000 Value Index,/1/ which returned 4.7%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe,/2/ was 7.6% over the same period.

PORTFOLIO REVIEW
Spiking oil prices, increasing interest rates, and the impact of two major hurricanes in the Gulf Coast made 2005 a challenging year for the domestic equity markets. Despite these headwinds, small cap stocks managed to end the year in positive territory, with the Russell 2000 Index/3/ gaining 4.6%. Mid cap stocks gained the most ground during the year, followed by their large cap and small cap counterparts. Value stocks outperformed growth stocks across the market capitalization spectrum for the full year. Within the benchmark Russell 2000 Value Index, the energy sector was the clear leader, while the consumer sectors were among those in negative territory. In this environment, the Portfolio underperformed the benchmark, as strength in the energy, consumer discretionary and financial sectors was overshadowed by relative weakness in the information technology and industrial sectors.

Through the first three quarters of the year, energy stocks were on a tear as crude oil prices peaked near $70/barrel in late August. Despite a slight pullback in the fourth quarter, the sector still closed the year up nearly 40%. Within the Portfolio, the combination of solid stock selection and a modest overweight in the sector proved to be the greatest driver of relative performance. Key contributors included exploration and production company, VINTAGE PETROLEUM, and coal producer, FOUNDATION COAL. Building on strong gains throughout much of the year, shares of VINTAGE PETROLEUM appreciated sharply in mid-October following its announced acquisition by OCCIDENTAL PETROLEUM. We took advantage of these gains and sold the stock subsequent to the announcement. At FOUNDATION COAL, better-than-expected second quarter earnings and management raised expectations for 2005 provided the catalyst for strong gains through the second half of the year.

Resilient consumer spending and continued economic growth kept retailers, hotel, restaurant, and gaming names firmly in positive territory for the year. Within the Portfolio, stock selection, particularly among gaming industry names, drove favorable sector comparisons. BOYD GAMING added the most value as the hotel and casino operator rebounded in the fourth quarter. Although hurricanes Katrina and Rita had significantly impacted Boyd's operations in the Gulf Coast, the company reported third quarter earnings ahead of expectations as growth at its Las Vegas and Atlantic City properties helped offset these losses.

Conversely, stock selection and an overweight in information technology, particularly in communications equipment and semiconductor names, proved to be among the greatest detractors from relative performance during the year. Within the sector, communications equipment holding, TEKELEC, was the most notable individual detractor as shares of the telecommunications products producer declined following the resignation of its president/CEO.

The industrials sector was also an area of weakness relative to the benchmark Russell 2000 Value Index. Stock selection was the primary driver of underperformance as allocation within the sector had a modestly positive impact. Portfolio holding, BRIGGS & STRATTON, was among the key detractors. Shares of the maker of engines and generators stumbled early in the year as the company reported disappointing earnings and lowered guidance for 2005. The stock was subsequently sold from the Portfolio in favor of more attractive opportunities.

During the year, the most notable sector weightings relative to the Russell 2000 Value Index included an overweight in consumer discretionary and an underweight in financials. Within consumer discretionary, our allocation to specialty retailers and hotel, restaurant and gaming names accounted for much of the overweight. In financials, we added to sector exposure throughout the year. However, at December 31, 2005, we remained underweight in Real Estate Investment Trusts (REITs).

* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 VALUE INDEX

                         [CHART]

               BlackRock Strategic        Russell 2000
                   Value Class A           Value Index
               -------------------        ------------
 07/00               $10,000                $10,000
 12/00                12,322                 11,374
 12/01                14,292                 12,969
 12/02                11,246                 11,487
 12/03                16,884                 16,774
 12/04                19,474                 20,505
 12/05                20,283                 21,471

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              BLACKROCK STRATEGIC VALUE PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B     CLASS E     VALUE INDEX
              1 Year            4.2%        3.9%        4.0%           4.7%
              5 Years          10.5         N/A         N/A           13.6
              Since Inception  13.7         7.6         7.6           14.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                THE BRINKS CO.......................    3.3%
                WALTER INDUSTRIES, INC..............    2.2%
                JARDEN CORP.........................    2.1%
                WASHINGTON GROUP INTERNATIONAL, INC.    2.0%
                SOVEREIGN BANCORP, INC..............    2.0%
                GTECH HOLDINGS CORP.................    2.0%
                BANTA CORP..........................    1.9%
                THOMAS & BETTS CORP.................    1.9%
                NATIONAL FINANCIAL PARTNERS CORP....    1.9%
                AFFILIATED MANAGERS GROUP, INC......    1.7%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      FINANCIALS............    24.8%
                      CONSUMER DISCRETIONARY    23.1%
                      INDUSTRIALS...........    18.2%
                      INFORMATION TECHNOLOGY     9.6%
                      UTILITIES.............     5.8%
                      HEALTH CARE...........     4.4%
                      MATERIALS.............     4.1%
                      ENERGY................     3.9%
                      CONSUMER STAPLES......     2.8%
                      CASH/OTHER............     2.8%

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

MANAGED BY FRANKLIN ADVISERS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 4.7%, compared to its benchmark, the Russell 2000 Growth Index,/1/ which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,/2/ was 7.5% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment, and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Oil prices remained high during the period, and natural gas prices rose during the second half of the period. Despite these high commodity prices, inflation remained relatively contained. In this environment, the blue chip stocks of the Dow Jones Industrial Average/3/ posted a one-year total return of 1.7%, while the broader Standard & Poor's 500 Composite Index/4/ and the technology-heavy NASDAQ Composite Index/5/ returned 4.9% and 2.1%, respectively.

During the year, several factors had a positive impact on the Portfolio's relative performance. An overweighted position compared to the benchmark Russell 2000 Growth Index and stock selection in the industrial services sector supported overall returns, especially our investments in oilfield services and equipment industry stocks. Similarly, stock selection in electronic technology, particularly among electronic equipment and instruments, and telecommunications equipment companies, also aided the Portfolio's relative results. As a whole, the Portfolio's transportation sector investments also benefited from stock selection, with our holdings in the trucking industry performing particularly well.

Detractors from performance during the year included the health technology sector, particularly holdings in the biotechnology industry, where stock selection hindered our results. An overweighted position in process industries also delivered unimpressive returns, as that sector generally performed poorly in 2005. Stock selection among retail trade companies was also a detractor. For example, retailers COST PLUS and TUESDAY MORNING were notable underperforming stocks within the Portfolio.



* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally regarded to the leade Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million. Direct investment in the Index is not possible.

/4/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/5/ NASDAQ Composite Index is a market-weighted index of all common stocks traded over-the-counter that are included in the NASDAQ quotation system. It excludes those listed on an exchange and those with only one market maker. It is an index of predominantly smaller capitalization companies. This is a total return index with dividends reinvested, as calculated by Wilshire Associates. Direct investment in the Index is not possible.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 GROWTH INDEX

                        [CHART]

              Franklin Templeton
               Small Cap Growth    Russell 2000
                   Class A         Growth Index
              ------------------   ------------
     5/01         $10,000            $10,000
    12/01           8,879              9,537
    12/02           6,409              6,651
    12/03           9,289              9,880
    12/04          10,349             11,293
    12/05          10,830             11,762

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


                                                                            RUSSELL 2000
                              FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO    GROWTH
                              CLASS A         CLASS B        CLASS E           INDEX
              1 Year            4.7%            4.4%           4.5%             4.2%
              Since Inception   1.7             1.5            1.6              3.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                     % OF TOTAL
                                                     NET ASSETS
                                                     ----------
                SILICON LABORATORIES, INC...........    1.7%
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    1.7%
                CAL DIVE INTERNATIONAL, INC.........    1.7%
                PENN NATIONAL GAMING, INC...........    1.6%
                FORWARD AIR CORP....................    1.5%
                FLOWSERVE CORP......................    1.5%
                VIASAT, INC.........................    1.4%
                MARCHEX, INC........................    1.4%
                SUPERIOR ENERGY SERVICES, INC.......    1.3%
                GLOBAL PAYMENTS, INC................    1.3%


                                  TOP SECTORS

                                              % OF TOTAL
                                             MARKET VALUE
                                             ------------
                      INFORMATION TECHNOLOGY     33%
                      HEALTH CARE...........     18%
                      INDUSTRIALS...........     13%
                      CONSUMER DISCRETIONARY     11%
                      FINANCIALS............     11%
                      ENERGY................      7%
                      MATRIALS..............      4%
                      CASH/OTHER............      3%

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 6.9%, compared to its benchmark, the Russell 2000 Index,/1/ which returned 4.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe,/2/ was 5.4% over the same period.

PORTFOLIO REVIEW
We continued to emphasize high-quality investments with prospects for above average capital appreciation across the spectrum of both small cap growth and value stocks. As of December 31, 2005, the Portfolio was close to evenly balanced between misunderstood or undiscovered smaller companies that represented attractive values and small companies with the potential for significant growth. While stock selection is our primary means to drive performance, the overall economic environment certainly is considered when analyzing individual securities. With the general economy decelerating during 2005 and a flattening yield curve indicating that the slowing is likely to continue, our focus modestly shifted toward companies that can grow regardless of the overall market environment and continue to generate wealth for shareholders.

On both an absolute and relative basis, stock selection drove the Portfolio's performance for the year versus the small cap core indexes and peer group. Stock selection was broadly positive, and accounted for virtually all of the Portfolio's excess performance as sector weighting was a neutral factor. The strongest contributing sectors for the year included energy, producer durables, and materials and processing. Three of our best stocks for the year were CAL DIVE INTERNATIONAL, LCA VISION CENTERS and CB RICHARD ELLIS. CAL DIVE, a marine construction company serving the offshore oil and natural gas industry, reported sharply higher earnings and improving prospects driven by rising oil and natural gas prices. LCA VISION CENTERS, an operator of vision correction facilities, reported strong growth numbers due to new technologies and share gains. CB RICHARD ELLIS, a commercial real estate broker, was a beneficiary of the rebounding commercial market and consolidation within the industry. One of the few areas that detracted from performance was the consumer discretionary sector, where boating supply and apparel retailer WEST MARINE, INC. and specialty mattress manufacturer TEMPUR-PEDIC INTERNATIONAL hurt results.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                              RUSSELL 2000 INDEX

                       [CHART]

                  Loomis Sayles         Russell 2000
                Small Cap Class A           Index
               -------------------      ------------
12/95                $10,000              $10,000
                      13,068               11,649
12/97                 16,316               14,255
                      16,038               13,892
12/99                 21,133               16,845
                      22,243               16,336
12/01                 20,283               16,742
                      15,911               13,313
12/03                 21,712               19,603
                      25,270               23,196
12/05                 27,020               24,253

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              LOOMIS SAYLES SMALL CAP PORTFOLIO RUSSELL 2000
                              CLASS A     CLASS B    CLASS E       INDEX
              1 Year            6.9%        6.7%       6.8%         4.6%
              5 Years           4.0         N/A        N/A          8.2
              10 Years         10.5         N/A        N/A          9.3
              Since Inception    --        15.0        5.9           --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
                    R. H. DONNELLEY CORP........    1.0%
                    CB RICHARD ELLIS GROUP, INC.    0.9%
                    WRIGHT EXPRESS CORP.........    0.8%
                    CARBO CERAMICS, INC.........    0.7%
                    ACTUANT CORP................    0.7%
                    CAL DIVE INTERNATIONAL, INC.    0.7%
                    ADVANTA CORP. (CLASS B).....    0.7%
                    CARTER'S, INC...............    0.6%
                    CYTEC INDUSTRIES, INC.......    0.6%
                    LAUREATE EDUCATION, INC.....    0.6%


                                  TOP SECTORS

                                              % OF EQUITY
                                              MARKET VALUE
                                              ------------
                      INFORMATION TECHNOLOGY.    20.4%
                      FINANCIALS.............    20.4%
                      INDUSTRIALS............    18.2%
                      CONSUMER DISCRENTIONARY    13.6%
                      HEALTH CARE............     9.8%
                      ENERGY.................     6.7%
                      MATERIALS..............     3.9%
                      UTILITIES..............     2.3%
                      CONSUMER STAPLES.......     1.6%
                      CASH/OTHER.............     2.2%

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Russell 2000 Index Portfolio returned 4.5%, compared to its benchmark, the Russell 2000 Index,/1/ which returned 4.6%.

PORTFOLIO REVIEW
The Russell 2000 Index had a positive return for the third consecutive year. Over the three-year period ending December 31, 2005, the Russell 2000 Index returned 21.6% annualized. In 2005, the Russell 2000 Index posted positive returns for six of the twelve months of the year. The benchmark was down 5.3% in the first quarter, up 4.3% in the second quarter, up 4.7% in the third quarter, and up 1.1% in the fourth quarter. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Eleven out of twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Other Energy (4.8% weight in the benchmark) returned 40.0%, having the largest positive impact on the benchmark return this year. Materials & Processing (10.1% weight in the benchmark), up 8.4%; Health Care (12.0% weight), up 5.5%; and Financial Services (23.7% weight) up 2.3%; together with Other Energy accounted for 85.0% of the benchmark return this year. Integrated Oils (0.1% weight) was the best performing sector, up 69.3%, but had little impact because of its small weighting. Technology (12.6% weight), down 2.2%, was the only sector with a negative return.

The three individual stocks with the largest positive impact on performance were INTUITIVE SURGICAL, INC., up 193.0%; VERTEX PHARMACEUTICALS, INC., up 161.8%; and AMYLIN PHARMACEUTICALS, INC., up 103.9%. The three individual stocks with the largest negative impact on performance were CALPINE CORP., down 93.9%; TASER INTERNATIONAL, INC., down 77.9%; and FIRST BANCORP PUERTO RICO, down 60.3%.

On June 24, 2005, the Russell Indices underwent their annual reconstitution. In total, 286 companies were added to the Russell 2000 Index and 299 were deleted. The difference of 13 names is due to quarterly IPO adds and attrition throughout the period between annual reconstitutions. The 2005 post rebalance average marketcap of a Russell 2000 constituent was roughly $570 million versus $632 million in 2004. The 2005 annual Russell 2000 reconstitution generated approximately 24.5% turnover.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                              RUSSELL 2000 INDEX

                                     [CHART]

                        Russell 2000                 Russell
                       Index Class A                2000 Index
                       -------------                ----------
       11/98              $10,000                    $10,000
                           10,548                     10,559
       12/99               12,946                     12,804
                           12,454                     12,417
       12/01               12,562                     12,726
                            9,989                     10,119
       12/03               14,591                     14,901
                           17,183                     17,632
       12/05               17,956                     18,435




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              RUSSELL 2000 INDEX PORTFOLIO RUSSELL 2000
                              CLASS A   CLASS B   CLASS E     INDEX
              1 Year            4.5%      4.3%      4.4%       4.6%
              5 Years           7.6       N/A       N/A        8.2
              Since Inception   8.5       8.3       7.8        8.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
ISHARES RUSSELL 2000 INDEX FUND..................................    1.9%
AMYLIN PHARMACEUTICALS, INC......................................    0.3%
INTUITIVE SURGICAL, INC..........................................    0.3%
CIMAREX ENERGY CO................................................    0.3%
VERTEX PHARMACEUTICALS, INC......................................    0.2%
CAL DIVE INTERNATIONAL, INC......................................    0.2%
INTEGRATED DEVICE TECHNOLOGY, INC................................    0.2%
HUGHES SUPPLY, INC...............................................    0.2%
NEUROCRINE BIOSCIENCES, INC......................................    0.2%
MONEYGRAM INTERNATIONAL, INC.....................................    0.2%


                                  TOP SECTORS

                                                             % OF EQUITY
                                                             MARKET VALUE
                                                             ------------
FINANCIAL SERVICES..........................................    23.3%
CONSUMER DISCRETIONARY......................................    18.2%
TECHNOLOGY..................................................    13.9%
HEALTH CARE.................................................    11.9%
MATERIALS & PROCESSING......................................     9.7%
PRODUCER DURABLES...........................................     7.6%
OTHER ENERGY................................................     5.5%
UTILITIES...................................................     3.7%
AUTO & TRANSPORTATION.......................................     3.6%
INTEGRATED OILS.............................................     2.3%
CONSUMER STAPLES............................................     1.8%
CASH/OTHER..................................................     5.7%


                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.0%, compared to its benchmark, the Russell 2000 Growth Index,/1/ which returned 4.2%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,/2/ was 7.5% over the same period.

PORTFOLIO REVIEW
The U.S. economy performed well in 2005, growing by more than 3%. As the year drew to a close, factory output was strong, housing activity was moderating, and employment trends remained favorable. In addition, crude oil and gasoline prices were well below their post-Hurricane Katrina peaks, which helped lift consumer sentiment and tempered fears of a significant acceleration of inflation. Nevertheless, the Federal Reserve persisted in raising short-term interest rates at a gradual pace. In 2005, the central bank lifted the federal funds target rate from 2.25% to 4.25%, a level not seen in more than four years. However, there have been increasing signs that the Fed may be nearing the end of its rate tightening program, which began 18 months ago when the fed funds rate was only 1.00%.

Small-cap growth stocks produced a third consecutive year of positive returns in 2005. Despite soaring energy costs and rising short-term interest rates, stocks gradually worked their way higher--supported by firm economic and corporate earnings growth and merger activity--and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. Small-cap shares narrowly lagged their large-cap peers in 2005; the Russell 2000 Index/3/ returned 4.55% versus 4.91% for the S&P 500 Index./4/ As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half. In the small-cap growth universe, health care, energy, and industrial and business services stocks led the advance. Technology and financial shares lagged substantially.

Favorable stock selection in several sectors, such as health care, industrials and business services, and information technology, drove the Portfolio's outperformance relative to its index and peer funds.

In the health care sector, overweighting providers and services companies and favorable stock selection within that industry--such as COMPUTER PROGRAMS AND SYSTEMS, which was our largest contributor to performance in 2005, as well as ACCREDO HEALTH and WELLCHOICE, which were acquired by MEDCO HEALTH SOLUTIONS and WELLPOINT, respectively--greatly helped our performance advantage. COVENTRY HEALTH CARE and OMNICARE also performed very well; in fact, these successful long-term holdings have become mid-cap companies, which is what we hope to see all of our holdings become over time. Our equipment and supply companies also did well, and stock selection among biotechnology stocks contributed to our favorable results. Stellar performers included CEPHALON, VERTEX PHARMACEUTICALS, and ABGENIX, which is being bought by AMGEN.

The energy sector, though a fairly small part of our opportunity set, produced substantial gains in 2005 as oil prices surged to $70 per barrel by late August. Virtually all of our holdings appreciated; two of our largest contributors in the sector were CAL DIVE INTERNATIONAL, a marine contractor and operator of offshore oil facilities, and SPINNAKER EXPLORATION, which was acquired by Norwegian company NORSK HYDRO.

In the industrials and business services sector, good performance of commercial services and supply companies helped our relative results. Two of our top performers in this industry were CORPORATE EXECUTIVE BOARD, which provides professional services to corporations and executives, and medical waste management company STERICYCLE. Air freight and logistics companies performed relatively well, and the Portfolio benefited from our overweighting.

Although consumer discretionary stock performance improved somewhat in the last few months, the sector's full-year results were generally lackluster, as gains in specialty retailers were partially offset by weakness among media, hotel, and restaurant stocks. Our overweights in leisure equipment and diversified consumer services stocks detracted from our relative performance in 2005. However, our stock selection was strong in those industries.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-tobook ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

/3/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/4/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                           RUSSELL 2000 GROWTH INDEX

                                     [CHART]

                          T. Rowe Price             Russell
                         Small Cap Growth         2000 Growth
                             Class A                 Index
                             -------                 -----
       03/97                 $10,000                $10,000
       12/97                  11,881                 11,728
                              12,291                 11,872
       12/99                  15,732                 16,988
                              14,302                 13,177
       12/01                  13,011                 11,961
                               9,540                  8,342
       12/03                  13,439                 12,391
                              14,929                 14,164
       12/05                  16,572                 14,752



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO RUSSELL 2000
                              CLASS A       CLASS B       CLASS E      GROWTH INDEX
              1 Year           11.0%         10.7%         10.8%           4.2%
              5 Years           3.0           N/A           N/A            2.3
              Since Inception   5.9          17.1           4.4            4.5

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
THE CORPORATE EXECUTIVE BOARD CO.................................    1.3%
AVID TECHNOLOGY, INC.............................................    1.2%
COMPUTER PROGRAMS & SYSTEMS, INC.................................    1.2%
UTI WORLDWIDE, INC...............................................    1.1%
THE ADVISORY BOARD CO............................................    1.1%
SKYWEST, INC.....................................................    1.0%
STATION CASINOS, INC.............................................    0.9%
CAL DIVE INTERNATIONAL, INC......................................    0.9%
RESPIRONICS, INC.................................................    0.9%
COMSTOCK RESOURCES, INC..........................................    0.8%



                                  TOP SECTORS

                                                                   % OF TOTAL
                                                                  MARKET VALUE
                                                                  ------------
INFORMATION TECHNOLOGY...........................................    26.7%
HEALTH CARE......................................................    22.6%
CONSUMER DISCRETIONARY...........................................    19.2%
INDUSTRIALS......................................................    14.9%
ENERGY...........................................................     6.0%
FINANCIALS.......................................................     5.4%
CONSUMER STAPLES.................................................     1.1%
TELECOMMUNICATIONS...............................................     1.1%
MATERIALS........................................................     0.7%
CASH/OTHER.......................................................     2.3%

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the FI International Stock Portfolio returned 18.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 13.5%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe/2/, was 14.8% over the same period

PORTFOLIO REVIEW
For the 12-month period ending December 31, 2005, most of the world's major stock markets posted gains, as many foreign economies reached new highs, overshadowing the rally in the U.S. market. Encouraged by better-than-expected corporate earnings and improved economic indicators and undaunted by higher energy prices, equity markets around the world continued to deliver broad-based gains. Of the 23 national market constituents of the MSCI EAFE Index, all posted positive total returns when measured in their local currencies.

In this environment, FI International Stock Portfolio outperformed the MSCI EAFE Index. Stock selection in the financials sector contributed the most to the Portfolio's relative return, with portfolio holdings in Japanese brokers and emerging-markets banks producing significant gains. Favorable stock selection in energy, consumer discretionary, information technology and health care companies further benefited Portfolio performance, as these stocks were top performers during the period. On the other hand, poor stock selection and an underweighting in the materials sector detracted the most from the Portfolio's relative performance. Several of the top metals and mining performers in this group were absent from the Portfolio's holdings during the period.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                                MSCI EAFE INDEX

                                    [CHART]

                            FI International            MSCI EAFE
                             Stock Class A                Index
                             -------------                -----
       12/95                   $10,000                   $10,000
                                 9,823                    10,605
       12/97                     9,592                    10,793
                                11,756                    12,952
       12/99                    13,689                    16,444
                                12,306                    14,114
       12/01                     9,772                    11,088
                                 8,061                     9,320
       12/03                    10,321                    12,917
                                12,199                    15,532
       12/05                    14,395                    17,634





--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               FI INTERNATIONAL STOCK PORTFOLIO MSCI EAFE
                               CLASS A    CLASS B    CLASS E      INDEX
               1 Year           18.0%      17.6%      17.8%       13.5%
               5 Years           3.2        N/A        N/A         4.6
               10 Years          3.7        N/A        N/A         5.8
               Since Inception    --       10.7        5.2          --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005

                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
BP, PLC. (ADR)...................................................    2.0%
TOTAL S.A........................................................    1.9%
ALLIANZ AG.......................................................    1.9%
ROCHE HOLDING AG.................................................    1.8%
NIKKO CORDIAL CORP...............................................    1.6%
NOVARTIS AG......................................................    1.5%
SUMITOMO MITSUI FINANCIAL GROUP, INC.............................    1.4%
AXA S.A..........................................................    1.2%
VODAFONE GROUP, PLC..............................................    1.2%
VIVENDI UNIVERSAL S.A. (ADR).....................................    1.2%

                                 TOP COUNTRIES

                                                                  % OF EQUITY
                                                                  MARKET VALUE
                                                                  ------------
JAPAN............................................................    26.4%
FRANCE...........................................................    14.2%
GERMANY..........................................................    13.2%
UNITED STATES....................................................     9.3%
UNITED KINGDOM...................................................     8.2%
SWITZERLAND......................................................     8.1%
NETHERLANDS......................................................     4.6%
ITALY............................................................     4.2%
SWEDEN...........................................................     2.5%
TAIWAN...........................................................     2.4%

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 13.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/1/, which returned 13.5%. Dividend income accounted for 2.7% of this year's total return. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The MSCI EAFE Index began the year with a negative return through April and rallied with positive returns in seven of the last eight months of 2005. The MSCI EAFE Index outperformed its U.S. domestic counterpart (S&P 500 Index)/2/ by 8.6% during the year, despite the fact that the U.S. dollar strengthened against the Euro, British Pound, and Japanese Yen in 2005 (thus making foreign securities worth less to the U.S. dollar based investor). Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

Nineteen of the twenty-one countries that comprise the EAFE Index had positive returns in 2005. Japan and the United Kingdom (the largest country weights in the benchmark at 21.9% and 25.0%, respectively) returned 25.4% and 7.5%, respectively, and had the largest positive impact to the benchmark's return. Besides Japan, the absolute best performing countries were Norway, up 26.0%; Austria, up 25.5%; and Denmark, up 25.3%. The only two countries with negative returns were Ireland, down 2.0%; and Portugal, down 0.9%.

The individual stocks with the largest positive impact on the benchmark return for the year were ROCHE HOLDINGS, up 32.1%; TOYOTA MOTOR CORP, up 28.2%; and BP, up 12.5%. The best absolute performing stock was SUMITOMO METAL INDUSTRIES, up 192.7%. The stocks with the largest negative impact were DEUTSCHE TELEKOM, down 23.5%; VODAFONE, down 17.9%; and TELEFONICA, down 17.5%. The worst absolute performing stock was KANEBO, down 82.1%.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                                MSCI EAFE INDEX

                                    [CHART]

                   Morgan Stanley               MSCI
                 EAFE Index Class A          EAFE Index
                 ------------------          ----------
    11/98             $10,000                 $10,000
                       10,811                  10,663
    12/99              13,504                  13,538
                       11,548                  11,620
    12/01               9,039                   9,128
                        7,534                   7,673
    12/03              10,369                  10,634
                       12,406                  12,787
    12/05              14,050                  14,518



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                               MORGAN STANLEY EAFE INDEX PORTFOLIO    MSCI
                               CLASS A     CLASS B     CLASS E     EAFE INDEX
               1 Year           13.2%       12.9%       13.0%         13.5%
               5 Years           4.0         N/A         N/A           4.6
               Since Inception   4.9         3.8         5.7           5.3

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
ISHARES MSCI EAFE INDEX FUND.....................................    3.3%
BP, PLC..........................................................    2.1%
HSBC HOLDINGS, PLC...............................................    1.7%
TOYOTA MOTOR CORP................................................    1.4%
GLAXOSMITHKLINE, PLC.............................................    1.4%
TOTAL S.A........................................................    1.3%
VODAFONE GROUP, PLC..............................................    1.3%
ROYAL DUTCH SHELL (A SHARES).....................................    1.2%
NOVARTIS AG......................................................    1.2%
NESTLE S.A.......................................................    1.1%


                                 TOP COUNTRIES

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
JAPAN............................................................   25.6%
UNITED KINGDOM...................................................   24.0%
FRANCE...........................................................    9.3%
SWITZERLAND......................................................    6.9%
GERMANY..........................................................    6.8%
AUSTRALIA........................................................    5.3%
ITALY............................................................    3.8%
SPAIN............................................................    3.7%
NETHERLANDS......................................................    3.4%
SWEDEN...........................................................    2.4%

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

MANAGED BY OPPENHEIMER FUNDS, INC.
PORTFOLIO MANAGER COMMENTARY*



On May 1, 2005, OppenheimerFunds, Inc. succeeded Deutsche Investment Management as subadviser to the Portfolio, and the Portfolio's name was changed from Scudder Global Equity Portfolio to Oppenheimer Global Equity Portfolio.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Oppenheimer Global Equity Portfolio (including performance both prior to and after the subadviser change) returned 16.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/1/, which returned 9.5%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe/2/, was 0.1% over the same period

PORTFOLIO REVIEW
THE FOLLOWING SECTION WAS DRAFTED BY DEUTSCHE INVESTMENT MANAGEMENT AND REFERS TO THE PERIOD WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (JANUARY 1, 2005 THROUGH APRIL 30, 2005):

Global equities finished lower during the first four months of the year, pressured by surging energy and commodity prices. Oil approached record levels, and goods such as coffee, soybeans and cotton rose at least 15%. Demand in the U.S. and China, where increased bank lending has allowed companies a greater ability to make purchases, fueled much of the increase in prices. Weak U.S. economic data emerging in April also helped to keep equities lower.

The four-month period from January 1, 2005 through April 30, 2005 was challenging for the Portfolio, although it did fall less than its benchmark, the MSCI World Index (-2.1% vs. -3.3%). While an increase in oil prices aided returns in our Energy holdings, we saw weakness in certain gold-related and Japanese stocks. Volatile commodity prices contributed to the sell-off among our holdings leveraged to the price of gold. South Africa's GOLDFIELDS lost ground as the effects of its takeover bid by HARMONY GOLD, as well as the falling rand, weighed on the stock. Lower production and higher cash costs led to lower quarterly profits for U.S.-based NEWMONT MINING, which also fell during the period. Canada's PLACER DOME lost ground as well. Also detracting from performance were some of our Japanese holdings. NOMURA HOLDINGS fell during the period. The company's profit dropped 63% in the first quarter, due to a decline in its underwriting business and greater hiring costs attributable to overseas expansion. Also lagging was MITSUI FUDOSAN, which fell as domestic economic concerns weighed on the real-estate sector in Japan.

Providing positive contribution to performance were some of our Energy stocks, many of which were leveraged to oil and natural gas. The spike in energy prices over the period helped these names rally. Among the best performers were the CONOCOPHILLIPS and ANADARKO PETROLEUM, both based in the United States. Within this same theme, Russia also proved positive: oil giant LUKOIL finished strongly.

THE FOLLOWING SECTION WAS DRAFTED BY OPPENHEIMERFUNDS AND REFERS TO THE PERIOD WHEN IT SERVED AS THE PORTFOLIO'S SUBADVISER (MAY 1, 2005 TO DECEMBER 31, 2005):

It is important to bear in mind that a discussion of the stocks that added to or detracted from performance is merely meant to illustrate our investment approach during the period rather than suggest any attempt to make a country, sector, or thematic bet. With that logic in mind, the Portfolio actually benefited from a number of its holdings during the period, mostly for company-specific reasons. HYUNDAI HEAVY INDUSTRIES, the world's largest shipbuilder, was one of the Portfolio's best performing stocks. A long-term holding for us, we bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. We believed that the stock was very reasonably priced due to some concerns over the Company's ownership of non-core businesses, among other things. Those issues have now been resolved and the stock more than doubled during the reporting period.

Another winner for the Portfolio was Advanced Micro Devices, Inc. (AMD), whose new dual core processor chip achieved significant traction in the server market. The market's skepticism of AMD'S competitive position turned to acceptance over the period helping the stock's rise.

Two of the Portfolio's energy stocks--HUSKY ENERGY, INC. and TRANSOCEAN, INC.--an oil reserves company and driller, respectively, helped fuel performance due to the rising cost of oil and natural gas.

On balance, a few of the Portfolio's stocks hindered returns during the reporting period, including JDS UNIPHASE CORP., an optical components company. Another negative contributor was VODAFONE. As one of our largest holdings, VODAFONE has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected expenditure in Japan and a realized tax change all hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at TANDBERG, one of our poorest performers during the period. Our holdings in INTERNATIONAL GAME TECHNOLOGY, the world's largest manufacturer of casino gaming machines, also disappointed. The company's earnings growth did not meet investors' expectations and consequently, its stock price fell. However, we believed the long-term prospects remained strong, the company was a leader in its industry and its stock was reasonably priced. Therefore, we added modestly to the stock on its weakness.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Morgan Stanley Capital International (MSCI) World(R) Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                               MSCI WORLD INDEX

                                    [CHART]

                    Oppenheimer
                   Global Equity            MSCI
                      Class A           World Index
                   -------------       ------------
    03/97             $10,000            $10,000
    12/97              10,962             11,313
                       12,712             14,066
    12/99              15,911             17,573
                       15,655             15,257
    12/01              13,137             12,690
                       11,034             10,167
    12/03              14,394             13,533
                       16,757             15,525
    12/05              19,475             16,997



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                              OPPENHEIMER GLOBAL EQUITY PORTFOLIO    MSCI
                              CLASS A     CLASS B     CLASS E     WORLD INDEX
              1 Year           16.2%       16.0%       16.1%          9.5%
              5 Years           4.5         N/A         N/A           2.2
              Since Inception   7.8        17.2         6.0           6.2

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
TELEFONAKTIEBOLAGET LM ERICSSON (CLASS B)........................    2.7%
VODAFONE GROUP, PLC..............................................    2.5%
ADVANCED MICRO DEVICES, INC......................................    2.0%
RECKITT BENCKISER, PLC...........................................    1.8%
SANOFI-AVENTIS...................................................    1.7%
HENNES & MAURITZ AB (SERIES B)...................................    1.6%
ROYAL BANK OF SCOTLAND GROUP, PLC................................    1.5%
TRANSOCEAN, INC..................................................    1.4%
MICROSOFT CORP...................................................    1.4%
EBAY, INC........................................................    1.4%


                                 TOP COUNTRIES

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
UNITED STATES....................................................   41.9%
UNITED KINGDOM...................................................   13.0%
JAPAN............................................................   10.2%
FRANCE...........................................................    6.9%
SWEDEN...........................................................    4.5%
GERMANY..........................................................    4.3%
SWITZERLAND......................................................    3.0%
REPUBLIC OF KOREA................................................    2.6%
BRAZIL...........................................................    2.3%

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Diversified Portfolio returned 3.1%, compared to a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe/3/, was 4.8% over the same period.

PORTFOLIO REVIEW
Throughout the annual period, we maintained an allocation of 65% equities and 35% bonds based on the view that equities offered better return potential than fixed income securities based on relative valuations between the asset classes. The broad asset allocation between equity and fixed income added value through its overweight of 65% in equities versus the benchmark 60% during the period as equities outperformed bonds. However, the overall Portfolio performance was hurt in the period by underperformance in the equity portion of the Portfolio relative to the benchmark. The equity market performed better in the second half of 2005 than the first. The S&P 500 finished the year up 4.91%. The Lehman Aggregate finished the year up 2.43%.

For the equity portion of the Portfolio, the performance of the BlackRock core quantitative model can be clearly divided into two periods. During the first half of 2005 the model was solidly predictive and the Portfolio outperformed the equity benchmark. During the second half of the year, with investors seemingly preoccupied by macroeconomic issues, the model faltered and the Portfolio under performed the equity benchmark. Evaluated across the entire year, the model was flat to modestly positive. Both the valuation and earnings expectation components of the model were consistent with the overall model. Analyzing the sectors where stock selection had the greatest impact on relative performance, Consumer Cyclicals, Energy, and Basic Materials were the strongest performing sectors. Within these sectors, specific names that helped relative performance include NORDSTROM, CONOCOPHILLIPS, VALERO, NEWFIELD EXPLORATION, CONSOL ENERGY, and GEORGIA PACIFIC. All of these names were highly ranked holdings in the model and were held in the the Portfolio during the period. The strength of these sectors was overwhelmed by the weak relative performance in the Technology, Consumer Non-Cyclicals and Commercial Services sectors. In particular, the equity portion of the Portfolio was hurt by overweight positions in several stocks that were highly ranked by the quantitative model, INTERNATIONAL BUSINESS MACHINES, QLOGIC, ARCHER-DANIELS-MIDLAND, ENERGIZER, and CENDANT, did not perform well. In addition, underweight positions in stocks that were low ranked by the model (APPLE COMPUTER and BOEING), but performed well, also hurt relative performance.

For the bond portion of the Portfolio, the short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio's overweight to Asset Backed Securities (ABS) was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. Holdings are concentrated in credit card and home equity issues. The Portfolio's overweight position in Collateralized Mortgage-Backed Securities
(CMBS) also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. Mortgage Backed Securities (MBS) were a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight in the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year over 30-year pass-throughs. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations ("CMOs") and hybrid adjustable rate mortgages ("ARMs"). The Portfolio maintained limited exposure to the "plus" sectors such as high yield, emerging markets, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                                    [CHART]

               BlackRock               S&P 500            Lehman Brothers
          Diversified Class A           Index          Aggregate Bond Index
          -------------------           -----          --------------------
 12/95          $10,000                $10,000               $10,000
                 11,450                 12,295                10,363
 12/97           13,807                 16,395                11,364
                 16,518                 21,080                12,351
 12/99           17,958                 25,515                12,249
                 18,142                 23,194                13,673
 12/01           16,995                 20,440                14,828
                 14,636                 15,924                16,348
 12/03           17,645                 20,489                17,019
                 19,146                 22,717                17,758
 12/05           19,730                 23,832                18,189



--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                      BLACKROCK DIVERSIFIED PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A    CLASS B    CLASS E    INDEX  AGGREGATE BOND INDEX
      1 Year            3.1%       2.8%       3.0%      4.9%          2.4%
      5 Years           1.7        N/A        N/A       0.5           5.9
      10 Years          7.0        N/A        N/A       9.1           6.2
      Since Inception    --        5.9        2.2        --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................    7.0%
FEDERAL HOME LOAN MORTGAGE CORP..................................    3.5%
UNITED STATES TREASURY NOTES.....................................    3.3%
GENERAL ELECTRIC CO..............................................    2.8%
FEDERAL HOME LOAN BANK...........................................    2.1%
BANK OF AMERICA CORP.............................................    2.0%
MICROSOFT CORP...................................................    1.9%
CITIGROUP, INC...................................................    1.8%
UNITED STATES TREASURY BONDS.....................................    1.6%
INTEL CORP.......................................................    1.6%


                              TOP EQUITY SECTORS

                                                                % OF EQUITY
                                                               MARKET VALUE
                                                             -----------------
FINANCIAL SERVICES..........................................       21.2%
TECHNOLOGY..................................................       17.1%
HEALTH CARE.................................................       12.9%
ENERGY......................................................        9.1%
CONSUMER (NON-CYCLICALS)....................................        7.7%

                          TOP FIXED INCOME SECTORS
                                                             % OF FIXED INCOME
                                                               MARKET VALUE
                                                             -----------------
MORTGAGES...................................................       35.1%
INVESTMENT GRADE CORPORATE..................................       15.3%
UNITED STATES TREASURY......................................       14.5%
COMMERCIAL MORTGAGE BACKED SECURITIES.......................       13.0%
ASSET-BACKED SECURITIES.....................................       11.5%


                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the MFS Total Return Portfolio returned 3.1%, compared to a blend of the Standard & Poor's 500 Index/1/ (60%) and the Lehman Brothers Aggregate Bond Index/2/ (40%), which returned 4.0%. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe/3/, was 4.9% over the same period.

PORTFOLIO REVIEW
Global economies continued to expand over the past 12-months. In the United States, growth was robust and core inflation, while rising, remained contained. The unemployment rate hovered around 5.0%. Consumer spending, which accounts for about 70% of the U.S. economy, rose 3.0% to 3.5%. Corporate profits increased, but at a slower pace than they did in 2004. Most major global stock indices moved higher despite the steady increase in oil prices over the period. Consumer wages and business spending on big items moved higher, in line with gross domestic product (GDP) growth, at a rate of about 3.5%. A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

For the equity portion of the Portfolio, a combination of positive stock selection and overweighting the strong-performing energy sector contributed to results during the year. Holdings in oil and gas producer DEVON ENERGY, offshore drilling company NOBLE CORP, drilling rig operator GLOBALSANTAFE (not an index constituent), oil and gas service company COOPER CAMERON, and energy exploration and production company EOG RESOURCES boosted relative results over the period. While positive relative contribution from the financial services sector resulted primarily from superior stock selection, no individual stocks within the sector were among the Portfolio's top contributors. Stocks in other sectors that added value included underweighting discount computer manufacturer DELL (since sold from the Portfolio) and computer giant INTERNATIONAL BUSINESS MACHINES. The Portfolio's underweighted position in poor-performing pharmaceutical giant Pfizer (since sold from the Portfolio) also aided relative results.

Among the detractors from the equity portion of the Portfolio was stock selection in the utilities and communications sectors. Holdings in weak-performing independent power producer CALPINE (since sold from the Portfolio) and telecom services provider VERIZON COMMUNICATIONS weighed on results as both stocks lagged the broad equity index. Security selection within the basic materials sector also dampened results. The Portfolio's holding of newsprint maker BOWATER (not an index constituent) detracted from relative results. A combination of weak stock selection and an overweighted position in the leisure sector also weighed on relative results. Holdings in media conglomerate VIACOM were among the Portfolio's top detractors for the period. Other securities in other sectors that detracted from performance included network security firm SYMANTEC, network solutions and services provider NORTEL NETWORKS, and not participating in the appreciation of computer manufacturer APPLE COMPUTER. Our holdings in home improvement manufacturer MASCO, health care firm TENET HEALTHCARE, and clothing retailer GAP also weakened investment results.

All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for portfolios which may invest in foreign securities to have different currency exposure than the benchmark. During this reporting period, our currency exposure detracted from the Portfolio's relative performance.

For the fixed income portion of the Portfolio, overweighting "BBB"-rated credits acted as a drag on performance (bonds rated "BBB" or higher are considered investment grade; bonds rated "BB" or lower are considered non-investment grade.) Although the Portfolio's holdings in treasury securities contributed to the Portfolio's performance overall, treasury holdings with maturities of 3-5 years detracted over the period as short-term interest rates rose. The Portfolio's positioning in government agencies also detracted from performance. A shorter duration stance contributed to relative performance over the period (duration is a measure of a portfolio's sensitivity to changes in interest rates.) On a sector basis, the Portfolio enjoyed strong performance from its holdings in mortgage-backed securities. Despite the downgrading and decrease in value associated with bonds of Ford Motor Credit and General Motors Acceptance Corp., the finance subsidiaries of auto companies in the banking/finance sector, performed well.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/3/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO



                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX

                                    [CHART]

               MFS Total Return       S&P 500         Lehman Brothers
                   Class A             Index        Aggregate Bond Index
                   -------             -----        --------------------
 12/95             $10,000            $10,000             $10,000
                    11,503             12,295              10,363
 12/97              14,556             16,395              11,364
                    17,420             21,080              12,351
 12/99              19,155             25,515              12,249
                    18,507             23,194              13,673
 12/01              17,803             20,440              14,828
                    16,847             15,924              16,348
 12/03              19,710             20,489              17,019
                    21,928             22,717              17,758
 12/05              22,612             23,832              18,189




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                      MFS TOTAL RETURN PORTFOLIO S&P 500   LEHMAN BROTHERS
                      CLASS A  CLASS B  CLASS E   INDEX  AGGREGATE BOND INDEX
      1 Year            3.1%     2.9%     3.0%     4.9%          2.4%
      5 Years           4.1      N/A      N/A      0.5           5.9
      10 Years          8.5      N/A      N/A      9.1           6.2
      Since Inception    --      5.7      6.9       --            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/87, 5/1/02 and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   12.2%
UNITED STATES TREASURY NOTES.....................................    5.9%
BANK OF AMERICA CORP.............................................    2.8%
UNITED STATES TREASURY BONDS.....................................    2.5%
FEDERAL HOME LOAN BANK...........................................    2.3%
FEDERAL HOME LOAN MORTGAGE CORP..................................    2.1%
WYETH............................................................    1.6%
SPRINT NEXTEL CORP...............................................    1.6%
PNC FINANCIAL SERVICES GROUP, INC................................    1.5%
JPMORGAN CHASE & CO..............................................    1.5%


                              TOP EQUITY SECTORS

                                                                % OF EQUITY
                                                               MARKET VALUE
                                                             -----------------
FINANCIAL SERVICES..........................................       26.3%
ENERGY......................................................       11.2%
UTILITIES & COMMUNICATIONS..................................        9.7%
TECHNOLOGY..................................................        8.9%
HEALTH CARE.................................................        8.1%

                          TOP FIXED INCOME SECTORS
                                                             % OF FIXED INCOME
                                                               MARKET VALUE
                                                             -----------------
MORTGAGE BACK SECURITIES....................................       35.0%
GOVERNMENTS.................................................       25.0%
CORPORATE SECURITIES........................................       21.4%
AGENCIES....................................................       10.6%
COMMERCIAL MORTGAGE BACKED SECURITIES.......................        4.0%


                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Bond Income Portfolio returned 2.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe/2/, was 2.3% over the same period.

PORTFOLIO REVIEW
For the annual period ended December 31, 2005, the tone of the fixed-income market environment was set by the Federal Reserve's campaign to raise the federal funds rate. During the year, the Federal Open Market Committee (FOMC) increased the federal funds target rate in eight consecutive 25 basis point increments, combined with five previous increases of identical amounts in the second half of 2004, bringing the target to 4.25% at the end of the year. Throughout this tightening cycle, we anticipated the rate increases and maintained a defensive posture.

The yield curve continued to flatten during the period, a theme that has been present throughout the year. The 2- to 5-year and 2- to 10-year portions of the curve ended the year slightly inverted. The yield on the 10-year Treasury note ended the 2005 year at 4.39%, compared with 4.22% at the end of 2004. The 2-year and 5-year yields closed the year at 4.40% and 4.35%, respectively. Pressure on the front end of the yield curve came from further increases in the federal funds target rate. Long rates continued to trade in a very narrow range, supported by low volatility, benign inflation, and a constant bid from overseas investors.

The domestic spread agency sectors, Asset Backed Securities (ABS) and Collateralized Mortgage Backed Securities (CMBS), all posted positive excess returns over duration-adjusted Treasuries during the annual period. The auto sector, which includes General Motors, Ford, and various auto parts suppliers, had a particularly rough year. Valuations of ABS remained stable and spreads remained relatively tight, despite robust supply. The flatness of the yield curve hurt bank demand for Mortgage Backed Securities (MBS) while boosting the relative supply of longer maturity mortgages.

During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The Portfolio also benefited from its yield curve positioning during the period. The Portfolio's overweight to ABS was beneficial to performance as the sector returned 0.32% over duration-adjusted treasuries. We continued to overweight this sector relative to the benchmark. Holdings were concentrated in credit card and home equity issues. The Portfolio's overweight position to CMBS also contributed to performance as the sector returned 0.15% over duration-adjusted treasuries for the annual period. The Portfolio continued to underweight corporate securities. Within this sector, we had a bias towards financials and higher quality credits. MBS was a detractor to performance as this sector returned -0.37% on the annual period. Although we were underweight the sector, mortgage security selection was a detractor to performance. Within this sector, we favored 15-year pass-through bonds over 30-year pass-through bonds. Furthermore, the Portfolio maintained allocations to collateralized mortgage obligations ("CMOs") and hybrid adjustable rate mortgages ("ARMs"). The Portfolio maintained limited exposure to the "plus" sectors in high-yield, emerging market, and non-dollar bonds. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names.


* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO



                       A $10,000 INVESTMENT COMPARED TO
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                      BlackRock            Lehman Brothers
                     Bond Income              Aggregate
                       Class A               Bond Index
                       -------               ----------
       12/95           $10,000                $10,000
                        10,459                 10,363
       12/97            11,598                 11,364
                        12,647                 12,351
       12/99            12,589                 12,249
                        13,616                 13,673
       12/01            14,816                 14,828
                        16,069                 16,348
       12/03            17,010                 17,019
                        17,764                 17,758
       12/05            18,193                 18,189





--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                            LEHMAN BROTHERS
                            BLACKROCK BOND INCOME PORTFOLIO    AGGREGATE
                            CLASS A    CLASS B    CLASS E     BOND INDEX
            1 Year            2.4%       2.2%       2.3%          2.4%
            5 Years           6.0        N/A        N/A           5.9
            10 Years          6.2        N/A        N/A           6.2
            Since Inception    --        5.4        5.1            --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   19.6%
UNITED STATES TREASURY NOTES.....................................   11.0%
FEDERAL HOME LOAN MORTGAGE CORP..................................    9.1%
FEDERAL HOME LOAN BANK...........................................    5.1%
UNITED STATES TREASURY BONDS.....................................    3.2%
LB-UBS COMMERCIAL MORTGAGE TRUST.................................    2.8%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.........................    2.7%
CITIGROUP, INC...................................................    2.5%
GENERAL ELECTRIC CAPITAL CORP....................................    2.4%
CWABS, INC.......................................................    1.7%


                                  TOP SECTORS

                                                                   % OF TOTAL
                                                                  MARKET VALUE
                                                                  ------------
MORTGAGE.........................................................    33.8%
INVESTMENT GRADE CORPORATES......................................    17.4%
UNITED STATES TREASURY...........................................    15.1%
COMMERCIAL MORTGAGE BACKED SECURITIES............................    12.9%
ASSET BACKED SECURITIES..........................................    11.3%
GOVERNMENT AGENCIES..............................................     5.9%
HIGH YIELD.......................................................     2.6%
CASH/OTHER.......................................................     2.2%


                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

MANAGED BY METROPOLITAN LIFE INSURANCE COMPANY
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 2.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4% over the same period.

PORTFOLIO REVIEW
With the exception of 30-year yields, interest rates rose by an average of 0.97% along the yield curve during 2005. This was primarily the result of the Federal Reserve raising interest rates eight times during the year for a total of 2.00%. By year-end, the Fed Funds rate was 4.25%, and the yield curve was flatter by 1.63% (between 2 and 30 years). The 2-year treasury yield finished at 4.40% (up from 3.07% on 12/31/2004), and the 30-year yield finished at 4.54% (down from 4.83% on 12/31/2004). The curve flattened as a result of Fed tightening at the short-end and strong investor demand at the long end.

Asset Backed Securities (ABS) was the top-performing sector for the year on an excess return basis (excess return is a bond's return over that of a comparable duration Treasury). The sector offered price stability in a volatile market. While all collateral types within the ABS sector had positive excess return, Manufactured Housing and Home Equity contributed the most excess return (1.16% and .79%, respectively) to the sector.

Credit was the weakest performing sector for 2005 on an excess return basis. Considerable new issuance, heavy activity in both mergers and acquisitions and leveraged buyouts, compounded by the historic downgrades (to below investment grade) of both General Motors and Ford were all contributing factors to the sector's underperformance. Within Credit, bonds with a BBB credit rating had the worst excess return for the year (-1.77% versus -0.85% for the higher quality sector).

Mortgage Backed Securities (MBS) was the second weakest performer on an excess return basis. MBS underperformed due to increased market volatility. The sector struggled with extension risk (the tendency of the expected redemption dates of securities to extend as interest rates rise leading to negative price performance of securities).

The Agency sector had 0.13% of excess return for the year, helped by the improving news out of Washington regarding Fannie Mae and Freddie Mac. By year-end, both entities exceeded the minimum capital requirements that the federal regulator mandated in order for the agencies to recover from $15.8 billion in accounting errors.


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    [CHART]

                   Lehman Brothers Aggregate      Lehman Brothers Aggregate
                       Bond Index Class A                 Bond Index
                       ------------------                 ----------
       11/98                $10,000                        $10,000
                             10,138                         10,211
       12/99                  9,999                         10,127
                             11,139                         11,304
       12/01                 11,965                         12,259
                             13,190                         13,516
       12/03                 13,669                         14,070
                             14,230                         14,681
       12/05                 14,523                         15,037




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                            LEHMAN BROTHERS AGGREGATE LEHMAN BROTHERS
                             BOND INDEX PORTFOLIO        AGGREGATE
                            CLASS A   CLASS B CLASS E   BOND INDEX
            1 Year            2.1%      1.9%    2.0%        2.4%
            5 Years           5.5       N/A     N/A         5.9
            Since Inception   5.4       5.0     5.2         5.9

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   27.7%
UNITED STATES TREASURY NOTES.....................................   19.5%
FEDERAL HOME LOAN MORTGAGE CORP..................................   12.3%
UNITED STATES TREASURY BONDS.....................................    6.0%
FEDERAL HOME LOAN BANK...........................................    4.5%
HSBC HOLDINGS, PLC...............................................    0.7%
LB-UBS COMMERCIAL MORTGAGE TRUST.................................    0.7%
UNITED MEXICAN STATES............................................    0.6%
JPMORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP...............    0.6%
GENERAL ELECTRIC CAPITAL CORP....................................    0.6%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
MORTGAGE BACKED SECURITIES.......................................   34.0%
UNITED STATES TREASURY...........................................   25.9%
AGENCY...........................................................   11.4%
INDUSTRIALS......................................................    9.5%
FINANCE..........................................................    8.1%
COMMERCIAL MORTGAGE-BACKED SECURITIES............................    3.9%
NON-CORPORATE....................................................    3.8%
UTILITY..........................................................    1.9%
ASSET BACKED SECURITIES..........................................    1.4%
CASH/OTHER.......................................................    0.3%

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO MANAGER COMMENTARY*


On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, the investment subadviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 2.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/2/, was 2.0% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product ("GDP") declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's comfort range.

High yield markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 on rising oil prices and weak equity markets. Negative auto sector headlines and isolated comments from the Fed regarding inflation influenced investors. Markets began to recover in mid-May as technical indicators strengthened and economic news turned generally positive but again turned down in the last few months of the year amid renewed volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita.

Strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight "measured" increases in the Fed Funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

The Portfolio's allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices. That said, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis, as spreads reached tightened to the all time narrowest levels on persistent strong technical indicators and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We increased our duration position during the annual period, bringing duration to slightly overweight versus the benchmark. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)


* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

/2/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                    MSF-70

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


                     A $10,000 INVESTMENT COMPARED TO THE
                     LEHMAN BROTHERS AGGREGATE BOND INDEX

                                     [CHART]

                          Salomon Brothers                Lehman Brothers
                    Strategic Bond Opportunities             Aggregate
                              Class A                       Bond Index
                              -------                       ----------
       12/95                  $10,000                        $10,000
                               11,436                         10,363
       12/97                   12,703                         11,364
                               12,963                         12,351
       12/99                   13,153                         12,249
                               14,101                         13,673
       12/01                   15,063                         14,828
                               16,510                         16,348
       12/03                   18,594                         17,019
                               19,824                         17,758
       12/05                   20,385                         18,189




--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                            SALOMON BROTHERS STRATEGIC   LEHMAN BROTHERS
                            BOND OPPORTUNITIES PORTFOLIO    AGGREGATE
                            CLASS A   CLASS B   CLASS E    BOND INDEX
            1 Year            2.8%      2.6%      2.7%         2.4%
            5 Years           7.7       N/A       N/A          5.9
            10 Years          7.4       N/A       N/A          6.2
            Since Inception    --       9.0       7.4           --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................   31.5%
UNITED STATES TREASURY NOTES.....................................   16.6%
FEDERAL HOME LOAN MORTGAGE CORP..................................    7.1%
TARGETED RETURN INDEX SECURITIES TRUST (144A)....................    1.5%
FEDERATIVE REPUBLIC OF BRAZIL....................................    1.1%
UNITED STATES TREASURY BONDS.....................................    1.0%
UNITED MEXICAN STATES............................................    0.9%
MORGAN STANLEY...................................................    0.5%
CIT GROUP, INC...................................................    0.5%
COUNTRYWIDE FUNDING CORP.........................................    0.5%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
U.S. INVESTMENT GRADE............................................   71.3%
U.S. HIGH YIELD..................................................   16.0%
EMERGING MARKET DEBT.............................................    4.8%
NON U.S. INVESTMENT GRADE........................................    2.9%
CASH/OTHER.......................................................    5.1%

                                    MSF-71

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC
PORTFOLIO MANAGER COMMENTARY*


On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management ("CAM"), to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, the investment sub-adviser for the fund referenced herein became a wholly owned subsidiary of Legg Mason.

PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.7%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/1/, which returned 1.7%. The average return of its peer group, a universe of twenty-two (22) short-term and intermediate term mutual and variable funds tracked by Morningstar, was 1.6% over the same period.

PORTFOLIO REVIEW
During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data, and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points (1.34%) during the 12 months. However, yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields moved above 10-year yields.

The market fully expected each 25-basis-point hike in the Fed Funds rate during the period. Higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure.

Economic growth remained positive during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices restrained economic activity during the 12 months. U.S. Gross Domestic Product ("GDP") declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Core inflation remained moderate throughout the year; however, some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's comfort range.

Positive performance is attributed primarily to our asset allocation and duration positioning during the period. We managed our exposure to mortgage-backed securities carefully during the 12 months, starting the period slightly underweight and gradually decreasing exposure during the volatile first half of 2005. However, we began buying mortgages in the latter half of the period as 10-year U.S. Treasury yields became more range bound and relative value versus U.S. Treasuries improved.

We also increased our duration position during the annual period. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO




                     A $10,000 INVESTMENT COMPARED TO THE
                         LEHMAN BROTHERS INTERMEDIATE
                          U.S. GOVERNMENT BOND INDEX

                                    [CHART]

                              Salomon Brothers     Lehman Intermediate
                               U.S. Government      Government Bond
                                   Class A               Index
                              ----------------     -------------------
    12/95                         $10,000              $10,000
                                   10,331               10,406
    12/97                          11,207               11,210
                                   12,059               12,161
    12/99                          12,080               12,220
                                   13,343               13,500
    12/01                          14,240               14,636
                                   15,371               16,047
    12/03                          15,629               16,414
                                   16,099               16,797
    12/05                          16,376               17,080


--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                          SALOMON BROTHERS U.S.     LEHMAN BROTHERS
                          GOVERNMENT PORTFOLIO     INTERMEDIATE U.S.
                         CLASS A CLASS B CLASS E GOVERNMENT BOND INDEX
         1 Year            1.7%    1.4%    1.6%           1.7%
         5 Years           4.2     N/A     N/A            4.8
         10 Years          5.1     N/A     N/A            5.5
         Since Inception    --     2.7     3.9             --

--------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2005


                                 TOP HOLDINGS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION............................    49.6%
FEDERAL HOME LOAN MORTGAGE CORP..................................    23.1%
UNITED STATES TREASURY NOTES.....................................    18.2%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.........................     0.2%
FEDERAL HOME LOAN BANK...........................................     0.2%


                                  TOP SECTORS

                                                                  % OF TOTAL
                                                                  NET ASSETS
                                                                  ----------
MORTGAGE BACKED..................................................   72.7%
U.S. TREASURY....................................................   18.3%
CASH/OTHER.......................................................    9.0%

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

MANAGED BY BLACKROCK ADVISORS, INC.
PORTFOLIO MANAGER COMMENTARY*



PORTFOLIO PERFORMANCE
For the year ended December 31, 2005, the Class A shares of the BlackRock Money Market Portfolio returned 2.9%; the Class B shares returned 2.6%; and the Class E shares returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe/1/, was 2.7% over the same period.

PORTFOLIO REVIEW
During the year ended December 31, 2005, the Federal Open Market Committee
(FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in eight consecutive 25 basis point increments at each of their scheduled meetings during the year. These actions, combined with five previous increases of an identical amount orchestrated in the second half of 2004, brought the current target rate to 4.25% at the year-end. The money market yield curve shifted up and remained relatively steep during the period, usually indicating that short-term rate increases would continue. Specifically, the spread between one-month and twelve-month LIBOR (London Interbank Offer Rate) stood at 45 basis points on December 31, while fed funds futures contracts were predicting a terminal target rate of between 4.50-4.75% over the next six months.

The Portfolio assumed a relatively defensive posture during the period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the portfolio maturity in the 30-55 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. As of December 31, the Portfolio was well positioned for higher short-term rates with 96% of the portfolio in cash or resets within 90 days.




* On January 31, 2005, BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research & Management Company ("State Street Research") as subadviser to the Portfolio, and the Portfolio's name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary was prepared by BlackRock. The views expressed above are those of the subinvestment advisor firm as of December 31, 2005 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

/1/ Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service. The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER EXPENSE EXAMPLE


As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                                                                         DURING PERIOD*
                                                               BEGINNING      ENDING      JULY 1, 2005
                                                  ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                   EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                           RATIO        2005          2005           2005
---------                                         ---------- ------------- ------------- --------------
BlackRock Aggressive Growth--Class A Actual          0.78%     $1,000.00     $1,081.90       $4.09
                                     Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

BlackRock Aggressive Growth--Class B Actual          1.03%     $1,000.00     $1,080.40       $5.40
                                     Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

BlackRock Aggressive Growth--Class E Actual          0.93%     $1,000.00     $1,080.80       $4.88
                                     Hypothetical    0.93%     $1,000.00     $1,020.46       $4.74

BlackRock Bond Income--Class A...... Actual          0.47%     $1,000.00     $1,001.10       $2.37
                                     Hypothetical    0.47%     $1,000.00     $1,022.81       $2.40

BlackRock Bond Income--Class B...... Actual          0.72%     $1,000.00     $  999.90       $3.63
                                     Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

BlackRock Bond Income--Class E...... Actual          0.62%     $1,000.00     $1,000.40       $3.13
                                     Hypothetical    0.62%     $1,000.00     $1,022.05       $3.16

BlackRock Diversified--Class A...... Actual          0.50%     $1,000.00     $1,027.00       $2.55
                                     Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

BlackRock Diversified--Class B...... Actual          0.75%     $1,000.00     $1,025.90       $3.83
                                     Hypothetical    0.75%     $1,000.00     $1,021.38       $3.82

BlackRock Diversified--Class E...... Actual          0.65%     $1,000.00     $1,026.40       $3.32
                                     Hypothetical    0.65%     $1,000.00     $1,021.89       $3.31

BlackRock Investment Trust--Class A. Actual          0.54%     $1,000.00     $1,042.00       $2.78
                                     Hypothetical    0.54%     $1,000.00     $1,022.45       $2.75

BlackRock Investment Trust--Class B. Actual          0.80%     $1,000.00     $1,040.50       $4.11
                                     Hypothetical    0.80%     $1,000.00     $1,021.13       $4.08

BlackRock Investment Trust--Class E. Actual          0.69%     $1,000.00     $1,041.50       $3.55
                                     Hypothetical    0.69%     $1,000.00     $1,021.69       $3.52

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

                                                                                               EXPENSES PAID
                                                                                               DURING PERIOD*
                                                                     BEGINNING      ENDING      JULY 1, 2005
                                                        ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                         EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                 RATIO        2005          2005           2005
---------                                               ---------- ------------- ------------- --------------
BlackRock Large Cap Value--Class A........ Actual          0.86%     $1,000.00     $1,051.00       $4.45
                                           Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

BlackRock Large Cap Value--Class B........ Actual          1.11%     $1,000.00     $1,049.50       $5.73
                                           Hypothetical    1.11%     $1,000.00     $1,019.54       $5.65

BlackRock Large Cap Value--Class E........ Actual          1.01%     $1,000.00     $1,050.30       $5.22
                                           Hypothetical    1.01%     $1,000.00     $1,020.05       $5.14

BlackRock Legacy Large Cap Growth--Class A Actual          0.79%     $1,000.00     $1,092.10       $4.17
                                           Hypothetical    0.79%     $1,000.00     $1,021.18       $4.02

BlackRock Legacy Large Cap Growth--Class B Actual          1.04%     $1,000.00     $1,090.90       $5.48
                                           Hypothetical    1.04%     $1,000.00     $1,019.90       $5.29

BlackRock Legacy Large Cap Growth--Class E Actual          0.94%     $1,000.00     $1,091.30       $4.95
                                           Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

BlackRock Money Market--Class A........... Actual          0.41%     $1,000.00     $1,017.20       $2.08
                                           Hypothetical    0.41%     $1,000.00     $1,023.12       $2.09

BlackRock Money Market--Class B........... Actual          0.66%     $1,000.00     $1,016.00       $3.35
                                           Hypothetical    0.66%     $1,000.00     $1,021.84       $3.36

BlackRock Money Market--Class E........... Actual          0.56%     $1,000.00     $1,016.50       $2.85
                                           Hypothetical    0.56%     $1,000.00     $1,022.35       $2.85

BlackRock Strategic Value--Class A........ Actual          0.90%     $1,000.00     $1,036.90       $4.62
                                           Hypothetical    0.90%     $1,000.00     $1,020.62       $4.58

BlackRock Strategic Value--Class B........ Actual          1.15%     $1,000.00     $1,035.50       $5.90
                                           Hypothetical    1.15%     $1,000.00     $1,019.34       $5.85

BlackRock Strategic Value--Class E........ Actual          1.05%     $1,000.00     $1,035.40       $5.39
                                           Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

Capital Guardian U.S. Equity--Class A..... Actual          0.74%     $1,000.00     $1,077.80       $3.88
                                           Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Capital Guardian U.S. Equity--Class B..... Actual          0.99%     $1,000.00     $1,076.30       $5.18
                                           Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

Davis Venture Value--Class A.............. Actual          0.77%     $1,000.00     $1,083.00       $4.04
                                           Hypothetical    0.77%     $1,000.00     $1,021.28       $3.92

Davis Venture Value--Class B.............. Actual          1.02%     $1,000.00     $1,081.30       $5.35
                                           Hypothetical    1.02%     $1,000.00     $1,020.00       $5.19

Davis Venture Value--Class E.............. Actual          0.92%     $1,000.00     $1,082.00       $4.83
                                           Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

FI International Stock--Class A........... Actual          1.05%     $1,000.00     $1,189.80       $5.80
                                           Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

FI International Stock--Class B........... Actual          1.30%     $1,000.00     $1,187.20       $7.17
                                           Hypothetical    1.30%     $1,000.00     $1,018.57       $6.61

FI International Stock--Class E........... Actual          1.20%     $1,000.00     $1,188.40       $6.62
                                           Hypothetical    1.20%     $1,000.00     $1,019.08       $6.11

FI Mid Cap Opportunities--Class A......... Actual          0.74%     $1,000.00     $1,099.40       $3.92
                                           Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

FI Mid Cap Opportunities--Class B......... Actual          0.99%     $1,000.00     $1,098.10       $5.24
                                           Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

FI Mid Cap Opportunities--Class E......... Actual          0.89%     $1,000.00     $1,098.50       $4.71
                                           Hypothetical    0.89%     $1,000.00     $1,020.67       $4.53

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

                                                                                                   EXPENSES PAID
                                                                                                   DURING PERIOD*
                                                                         BEGINNING      ENDING      JULY 1, 2005
                                                            ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                             EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                     RATIO        2005          2005           2005
---------                                                   ---------- ------------- ------------- --------------
FI Value Leaders--Class A..................... Actual          0.73%     $1,000.00     $1,096.20       $3.86
                                               Hypothetical    0.73%     $1,000.00     $1,021.48       $3.72

FI Value Leaders--Class B..................... Actual          0.98%     $1,000.00     $1,094.90       $5.17
                                               Hypothetical    0.98%     $1,000.00     $1,020.21       $4.99

FI Value Leaders--Class E..................... Actual          0.88%     $1,000.00     $1,095.40       $4.65
                                               Hypothetical    0.88%     $1,000.00     $1,020.72       $4.48

Franklin Templeton Small Cap Growth--Class A.. Actual          1.12%     $1,000.00     $1,060.00       $5.82
                                               Hypothetical    1.12%     $1,000.00     $1,019.49       $5.70

Franklin Templeton Small Cap Growth--Class B.. Actual          1.37%     $1,000.00     $1,058.50       $7.11
                                               Hypothetical    1.37%     $1,000.00     $1,018.22       $6.97

Franklin Templeton Small Cap Growth--Class E.. Actual          1.27%     $1,000.00     $1,058.20       $6.59
                                               Hypothetical    1.27%     $1,000.00     $1,018.73       $6.46

Harris Oakmark Focused Value--Class A......... Actual          0.77%     $1,000.00     $1,032.50       $3.94
                                               Hypothetical    0.77%     $1,000.00     $1,021.28       $3.92

Harris Oakmark Focused Value--Class B......... Actual          1.02%     $1,000.00     $1,031.20       $5.22
                                               Hypothetical    1.02%     $1,000.00     $1,020.00       $5.19

Harris Oakmark Focused Value--Class E......... Actual          0.92%     $1,000.00     $1,031.70       $4.71
                                               Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

Harris Oakmark Large Cap Value--Class A....... Actual          0.78%     $1,000.00     $1,009.30       $3.95
                                               Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

Harris Oakmark Large Cap Value--Class B....... Actual          1.03%     $1,000.00     $1,007.70       $5.21
                                               Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

Harris Oakmark Large Cap Value--Class E....... Actual          0.93%     $1,000.00     $1,008.50       $4.71
                                               Hypothetical    0.93%     $1,000.00     $1,020.46       $4.74

Jennison Growth--Class A...................... Actual          0.69%     $1,000.00     $1,135.80       $3.71
                                               Hypothetical    0.69%     $1,000.00     $1,021.69       $3.52

Jennison Growth--Class B...................... Actual          0.94%     $1,000.00     $1,133.30       $5.05
                                               Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

Jennison Growth--Class E...................... Actual          0.84%     $1,000.00     $1,133.90       $4.52
                                               Hypothetical    0.84%     $1,000.00     $1,020.92       $4.28

Lehman Brothers Aggregate Bond Index--Class A. Actual          0.31%     $1,000.00     $  997.20       $1.56
                                               Hypothetical    0.31%     $1,000.00     $1,023.63       $1.58

Lehman Brothers Aggregate Bond Index--Class B. Actual          0.56%     $1,000.00     $  996.30       $2.82
                                               Hypothetical    0.56%     $1,000.00     $1,022.35       $2.85

Lehman Brothers Aggregate Bond Index--Class E. Actual          0.46%     $1,000.00     $  997.20       $2.32
                                               Hypothetical    0.46%     $1,000.00     $1,022.86       $2.35

Loomis Sayles Small Cap--Class A/(a)/......... Actual          0.92%     $1,000.00     $1,063.60       $4.79
                                               Hypothetical    0.92%     $1,000.00     $1,020.51       $4.69

Loomis Sayles Small Cap--Class B/(a)/......... Actual          1.18%     $1,000.00     $1,062.20       $6.13
                                               Hypothetical    1.18%     $1,000.00     $1,019.19       $6.01

Loomis Sayles Small Cap--Class E/(a)/......... Actual          1.07%     $1,000.00     $1,062.80       $5.56
                                               Hypothetical    1.07%     $1,000.00     $1,019.75       $5.45

MetLife Aggressive Allocation--Class A/(a)(b)/ Actual          0.81%     $1,000.00     $1,081.70       $4.25
                                               Hypothetical    0.81%     $1,000.00     $1,021.08       $4.13

MetLife Aggressive Allocation--Class B/(a)(b)/ Actual          1.06%     $1,000.00     $1,037.40       $5.44
                                               Hypothetical    1.06%     $1,000.00     $1,019.80       $5.40

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

                                                                                                                 EXPENSES PAID
                                                                                                                 DURING PERIOD*
                                                                                       BEGINNING      ENDING      JULY 1, 2005
                                                                          ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                           EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                                   RATIO        2005          2005           2005
---------                                                                 ---------- ------------- ------------- --------------
MetLife Conservative Allocation--Class A/(a)(b)/............ Actual          0.72%     $1,000.00     $1,017.90       $3.66
                                                             Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

MetLife Conservative Allocation--Class B/(a)(b)/............ Actual          0.97%     $1,000.00     $1,012.40       $4.92
                                                             Hypothetical    0.97%     $1,000.00     $1,020.26       $4.94

MetLife Conservative to Moderate Allocation--Class A/(a)(b)/ Actual          0.74%     $1,000.00     $1,035.30       $3.80
                                                             Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

MetLife Conservative to Moderate Allocation--Class B/(a)(b)/ Actual          0.99%     $1,000.00     $1,017.90       $5.04
                                                             Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

MetLife Mid Cap Stock Index--Class A........................ Actual          0.32%     $1,000.00     $1,081.70       $1.68
                                                             Hypothetical    0.32%     $1,000.00     $1,023.58       $1.63

MetLife Mid Cap Stock Index--Class B........................ Actual          0.57%     $1,000.00     $1,080.80       $2.99
                                                             Hypothetical    0.57%     $1,000.00     $1,022.30       $2.91

MetLife Mid Cap Stock Index--Class E........................ Actual          0.47%     $1,000.00     $1,081.30       $2.47
                                                             Hypothetical    0.47%     $1,000.00     $1,022.81       $2.40

MetLife Moderate Allocation--Class A/(a)(b)/................ Actual          0.78%     $1,000.00     $1,051.90       $4.03
                                                             Hypothetical    0.78%     $1,000.00     $1,021.23       $3.97

MetLife Moderate Allocation--Class B/(a)(b)/................ Actual          1.03%     $1,000.00     $1,025.50       $5.26
                                                             Hypothetical    1.03%     $1,000.00     $1,019.95       $5.24

MetLife Moderate to Aggressive Allocation--Class A/(a)(b)/.. Actual          0.80%     $1,000.00     $1,068.80       $4.17
                                                             Hypothetical    0.80%     $1,000.00     $1,021.13       $4.08

MetLife Moderate to Aggressive Allocation--Class B/(a)(b)/.. Actual          1.05%     $1,000.00     $1,031.50       $5.38
                                                             Hypothetical    1.05%     $1,000.00     $1,019.85       $5.35

MetLife Stock Index--Class A................................ Actual          0.28%     $1,000.00     $1,056.30       $1.45
                                                             Hypothetical    0.28%     $1,000.00     $1,023.78       $1.43

MetLife Stock Index--Class B................................ Actual          0.53%     $1,000.00     $1,055.00       $2.75
                                                             Hypothetical    0.53%     $1,000.00     $1,022.50       $2.70

MetLife Stock Index--Class E................................ Actual          0.43%     $1,000.00     $1,055.60       $2.23
                                                             Hypothetical    0.43%     $1,000.00     $1,023.02       $2.19

MFS Investors Trust--Class A................................ Actual          0.91%     $1,000.00     $1,077.10       $4.76
                                                             Hypothetical    0.91%     $1,000.00     $1,020.56       $4.63

MFS Investors Trust--Class B................................ Actual          1.16%     $1,000.00     $1,076.20       $6.07
                                                             Hypothetical    1.16%     $1,000.00     $1,019.29       $5.90

MFS Investors Trust--Class E................................ Actual          1.06%     $1,000.00     $1,077.30       $5.55
                                                             Hypothetical    1.06%     $1,000.00     $1,019.80       $5.40

MFS Total Return--Class A................................... Actual          0.72%     $1,000.00     $1,022.20       $3.67
                                                             Hypothetical    0.72%     $1,000.00     $1,021.53       $3.67

MFS Total Return--Class B................................... Actual          0.97%     $1,000.00     $1,020.90       $4.94
                                                             Hypothetical    0.97%     $1,000.00     $1,020.26       $4.94

MFS Total Return--Class E................................... Actual          0.87%     $1,000.00     $1,021.40       $4.43
                                                             Hypothetical    0.87%     $1,000.00     $1,020.77       $4.43

Morgan Stanley EAFE Index--Class A.......................... Actual          0.50%     $1,000.00     $1,152.10       $2.71
                                                             Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

Morgan Stanley EAFE Index--Class B.......................... Actual          0.75%     $1,000.00     $1,150.60       $4.07
                                                             Hypothetical    0.75%     $1,000.00     $1,021.38       $3.82

Morgan Stanley EAFE Index--Class E.......................... Actual          0.65%     $1,000.00     $1,150.90       $3.52
                                                             Hypothetical    0.65%     $1,000.00     $1,021.89       $3.31

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

                                                                                                           EXPENSES PAID
                                                                                                           DURING PERIOD*
                                                                                 BEGINNING      ENDING      JULY 1, 2005
                                                                    ANNUALIZED ACCOUNT VALUE ACCOUNT VALUE       TO
                                                                     EXPENSE      JULY 1,    DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                             RATIO        2005          2005           2005
---------                                                           ---------- ------------- ------------- --------------
Neuberger Berman Mid Cap Value--Class A............... Actual          0.79%     $1,000.00     $1,085.40       $4.15
                                                       Hypothetical    0.79%     $1,000.00     $1,021.18       $4.02

Neuberger Berman Mid Cap Value--Class B............... Actual          1.04%     $1,000.00     $1,084.00       $5.46
                                                       Hypothetical    1.04%     $1,000.00     $1,019.90       $5.29

Neuberger Berman Mid Cap Value--Class E............... Actual          0.94%     $1,000.00     $1,084.50       $4.94
                                                       Hypothetical    0.94%     $1,000.00     $1,020.41       $4.79

Oppenheimer Global Equity--Class A.................... Actual          1.00%     $1,000.00     $1,142.00       $5.40
                                                       Hypothetical    1.00%     $1,000.00     $1,020.11       $5.09

Oppenheimer Global Equity--Class B.................... Actual          1.25%     $1,000.00     $1,140.00       $6.74
                                                       Hypothetical    1.25%     $1,000.00     $1,018.83       $6.36

Oppenheimer Global Equity--Class E.................... Actual          1.15%     $1,000.00     $1,140.80       $6.21
                                                       Hypothetical    1.15%     $1,000.00     $1,019.34       $5.85

Russell 2000 Index--Class A........................... Actual          0.35%     $1,000.00     $1,056.90       $1.81
                                                       Hypothetical    0.35%     $1,000.00     $1,023.42       $1.79

Russell 2000 Index--Class B........................... Actual          0.60%     $1,000.00     $1,056.20       $3.11
                                                       Hypothetical    0.60%     $1,000.00     $1,022.15       $3.06

Russell 2000 Index--Class E........................... Actual          0.50%     $1,000.00     $1,056.40       $2.59
                                                       Hypothetical    0.50%     $1,000.00     $1,022.66       $2.55

Salomon Brothers Strategic Bond Opportunities--Class A Actual          0.74%     $1,000.00     $1,007.10       $3.74
                                                       Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Salomon Brothers Strategic Bond Opportunities--Class B Actual          0.99%     $1,000.00     $1,005.60       $5.00
                                                       Hypothetical    0.99%     $1,000.00     $1,020.16       $5.04

Salomon Brothers Strategic Bond Opportunities--Class E Actual          0.89%     $1,000.00     $1,006.30       $4.50
                                                       Hypothetical    0.89%     $1,000.00     $1,020.67       $4.53

Salomon Brothers U.S. Government--Class A............. Actual          0.61%     $1,000.00     $1,000.80       $3.08
                                                       Hypothetical    0.61%     $1,000.00     $1,022.10       $3.11

Salomon Brothers U.S. Government--Class B............. Actual          0.86%     $1,000.00     $  999.20       $4.33
                                                       Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

Salomon Brothers U.S. Government--Class E............. Actual          0.76%     $1,000.00     $1,000.00       $3.83
                                                       Hypothetical    0.76%     $1,000.00     $1,021.33       $3.87

T. Rowe Price Large Cap Growth--Class A............... Actual          0.71%     $1,000.00     $1,077.20       $3.72
                                                       Hypothetical    0.71%     $1,000.00     $1,021.59       $3.62

T. Rowe Price Large Cap Growth--Class B............... Actual          0.96%     $1,000.00     $1,075.90       $5.02
                                                       Hypothetical    0.96%     $1,000.00     $1,020.31       $4.89

T. Rowe Price Large Cap Growth--Class E............... Actual          0.86%     $1,000.00     $1,076.60       $4.50
                                                       Hypothetical    0.86%     $1,000.00     $1,020.82       $4.38

T. Rowe Price Small Cap Growth--Class A............... Actual          0.59%     $1,000.00     $1,088.50       $3.11
                                                       Hypothetical    0.59%     $1,000.00     $1,022.20       $3.01

T. Rowe Price Small Cap Growth--Class B............... Actual          0.84%     $1,000.00     $1,086.90       $4.42
                                                       Hypothetical    0.84%     $1,000.00     $1,020.92       $4.28

T. Rowe Price Small Cap Growth--Class E............... Actual          0.74%     $1,000.00     $1,088.10       $3.89
                                                       Hypothetical    0.74%     $1,000.00     $1,021.43       $3.77

Zenith Equity/(b)/.................................... Actual          0.73%     $1,000.00     $1,103.40       $3.87
                                                       Hypothetical    0.73%     $1,000.00     $1,021.48       $3.72

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

/(a)/ The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in
Note 3. to the Financial Statements.

/(b)/ The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--99.9% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANIES--99.9%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)...................  19,273 $    312,800
  Met Investors Series Trust--Lord Abbett Bond
   Debenture Portfolio, (Class A).......................  74,956      920,455
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A).................................  11,534      157,436
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A)..........................  11,494      157,006
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A)................................. 356,676    4,137,437
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A)..........................  18,818      159,769
  Metropolitan Series Fund, Inc.--BlackRock Bond
   Income Portfolio, (Class A)..........................  22,184    2,451,160
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)...........................   8,449      156,817
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A).................................  10,098      312,115
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A).................................  24,083      324,643
  Metropolitan Series Fund, Inc.--Harris Oakmark
   Large Cap Value Portfolio, (Class A).................  23,616      309,134
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A).................................  14,082      467,509
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)...................   7,565      158,708

    SECURITY DESCRIPTION                                SHARES    VALUE*
    -----------------------------------------------------------------------

    INVESTMENT COMPANIES--(CONTINUED)
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A)..............................  11,240 $   156,457
    Metropolitan Series Fund, Inc.--Salomon Brothers
     Strategic Bond Opportunities Portfolio, (Class A). 217,369   2,764,928
    Metropolitan Series Fund, Inc.--Salomon Brothers
     U.S. Government Portfolio, (Class A).............. 150,077   1,833,942
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)...................  46,250     625,762
                                                                -----------
    Total Mutual Funds
     (Identified Cost $15,329,093).....................          15,406,078
                                                                -----------
    Total Investments--99.9%
     (Identified Cost $15,329,093) (a).................          15,406,078
    Other assets less liabilities......................              16,301
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $15,422,379
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $15,333,566 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $131,487 AND $(58,975), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

         ASSETS
           Investments at value..................          $15,406,078
           Receivable for:
            Securities sold......................              281,702
            Fund shares sold.....................                7,062
            Due from Adviser.....................               35,800
                                                           -----------
             Total Assets........................           15,730,642
         LIABILITIES
           Payable for:
            Fund shares redeemed................. $288,764
           Accrued expenses:
            Service and distribution fees........    2,292
            Other expenses.......................   17,207
                                                  --------
             Total Liabilities...................              308,263
                                                           -----------
         NET ASSETS..............................          $15,422,379
                                                           ===========
           Net assets consists of:
            Capital paid in......................          $15,299,892
            Accumulated net realized gains.......               45,502
            Unrealized appreciation on
             investments.........................               76,985
                                                           -----------
         NET ASSETS..............................          $15,422,379
                                                           ===========
         Computation of offering price:
         CLASS A
         Net asset value and redemption price per
          share ($2,784,736 divided by
          268,451 shares outstanding)............          $     10.37
                                                           ===========
         CLASS B
         Net asset value and redemption price per
          share ($12,637,643 divided by
          1,219,957 shares outstanding)..........          $     10.36
                                                           ===========
         Identified cost of investments..........          $15,329,093
                                                           ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

        INVESTMENT INCOME
          Dividends from underlying Portfolios.......           $ 53,703
                                                                --------
        EXPENSES
          Management fees............................ $  4,197
          Service and distribution fees--Class B.....    8,004
          Directors' fees and expenses...............      309
          Custodian..................................   20,715
          Audit and tax services.....................   13,000
          Legal......................................    2,927
          Miscellaneous..............................    3,046
                                                      --------
          Total expenses.............................   52,198
          Expense reimbursements.....................  (39,997)   12,201
                                                      --------  --------
        NET INVESTMENT INCOME........................             41,502
                                                                --------
        REALIZED AND UNREALIZED GAIN
        Realized gain on:
          Investments--net...........................    7,690
          Capital gain distributions from underlying
           Portfolios................................   53,234    60,924
                                                      --------
        Unrealized appreciation on:
          Investments--net...........................             76,985
                                                                --------
        Net gain.....................................            137,909
                                                                --------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS..................................           $179,411
                                                                ========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $    41,502
     Net realized gain......................................        60,924
     Unrealized appreciation................................        76,985
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................       179,411
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................        (9,949)
       Class B..............................................       (33,556)
                                                               -----------
                                                                   (43,505)
                                                               -----------
      Net realized gain
       Class A..............................................        (2,633)
       Class B..............................................       (10,786)
                                                               -----------
                                                                   (13,419)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................       (56,924)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    15,299,892
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    15,422,379

   NET ASSETS
     End of the period......................................   $15,422,379
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................   470,206  $ 4,830,736
    Reinvestments....................................     1,211       12,582
    Redemptions......................................  (202,966)  (2,089,738)
                                                      ---------  -----------
    Net increase.....................................   268,451  $ 2,753,580
                                                      =========  ===========
  CLASS B
    Sales............................................ 1,347,495  $13,853,831
    Reinvestments....................................     4,276       44,342
    Redemptions......................................  (131,814)  (1,351,861)
                                                      ---------  -----------
    Net increase..................................... 1,219,957  $12,546,312
                                                      =========  ===========
    Increase derived from capital share transactions. 1,488,408  $15,299,892
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00           $ 10.00
                                                                                               ------           -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................       0.03              0.03
 Net realized and unrealized gain of investments..........................................       0.38              0.37
                                                                                               ------           -------
 Total from investment operations.........................................................       0.41              0.40
                                                                                               ------           -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................      (0.03)            (0.03)
 Distributions from net realized capital gains............................................      (0.01)            (0.01)
                                                                                               ------           -------
TOTAL DISTRIBUTIONS.......................................................................      (0.04)            (0.04)
                                                                                               ------           -------
NET ASSET VALUE, END OF PERIOD............................................................     $10.37           $ 10.36
                                                                                               ======           =======
TOTAL RETURN (%)..........................................................................        4.1 (b)           4.0 (b)
Ratio of operating expenses to average net assets (%).....................................       0.10 (c)          0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................       1.05 (c)          1.30 (c)
Ratio of net investment income to average net assets (%) (d)..............................       0.96 (c)          1.00 (c)
Portfolio turnover rate (%)...............................................................         32 (c)            32 (c)
Net assets, end of period (000)...........................................................     $2,785           $12,638

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

 SECURITY DESCRIPTION                                    SHARES      VALUE*
 -----------------------------------------------------------------------------

 INVESTMENT COMPANY--100.0%
 Met Investors Series Trust--Harris Oakmark
  International Portfolio, (Class A)...................   146,520 $  2,378,025
 Met Investors Series Trust--Lord Abbett Bond
  Debenture Portfolio, (Class A).......................   285,041    3,500,302
 Met Investors Series Trust--Lazard Mid Cap
  Portfolio, (Class A).................................    87,452    1,193,723
 Met Investors Series Trust--MET/AIM Small Cap
  Growth Portfolio, (Class A)..........................    43,572      595,194
 Met Investors Series Trust--Neuberger Berman Real
  Estate Portfolio, (Class A)..........................    42,956      607,825
 Met Investors Series Trust--PIMCO Total Return
  Portfolio, (Class A)................................. 1,105,133   12,819,544
 Met Investors Series Trust--T. Rowe Price Mid Cap
  Growth Portfolio, (Class A)..........................    71,308      605,409
 Metropolitan Series Fund, Inc.--BlackRock Bond
  Income Portfolio, (Class A)..........................    42,183    4,660,842
 Metropolitan Series Fund, Inc.--BlackRock Strategic
  Value Portfolio, (Class A)...........................    32,050      594,843
 Metropolitan Series Fund, Inc.--Davis Venure Value
  Portfolio, (Class A).................................    76,628    2,368,583
 Metropolitan Series Fund, Inc.--FI International Stock
  Portfolio, (Class A).................................   182,914    2,465,679
 Metropolitan Series Fund, Inc.--Harris Oakmark
  Large Cap Value Portfolio, (Class A).................   179,304    2,347,086
 Metropolitan Series Fund, Inc.--MetLife Stock Index
  Portfolio, (Class A).................................   124,609    4,137,019

   SECURITY DESCRIPTION                                  SHARES    VALUE*
   -------------------------------------------------------------------------

   INVESTMENT COMPANY--(CONTINUED)
   Metropolitan Series Fund, Inc.--Neuberger Berman
    Mid Cap Value Portfolio, (Class A)..................  86,048 $ 1,805,290
   Metropolitan Series Fund, Inc.--Russell 2000 Index
    Portfolio, (Class A)................................ 127,845   1,779,607
   Metropolitan Series Fund, Inc.--Salomon Brothers
    Strategic Bond Opportunities Portfolio, (Class A)... 688,745   8,760,841
   Metropolitan Series Fund, Inc.--Salomon Brothers U.S.
    Government Portfolio, (Class A)..................... 332,955   4,068,715
   Metropolitan Series Fund, Inc.--T. Rowe Price Large
    Cap Growth Portfolio, (Class A)..................... 306,783   4,150,777
                                                                 -----------
   Total Mutual Funds
    (Identified Cost $58,169,939).......................          58,839,304
                                                                 -----------
   Total Investments--100.0%
    (Identified Cost $58,169,939) (a)...................          58,839,304
   Other assets less liabilities........................               5,943
                                                                 -----------
   TOTAL NET ASSETS--100%...............................         $58,845,247
                                                                 ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $58,169,964 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $916,580 AND $(247,240), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................          $58,839,304
          Receivable for:
           Fund shares sold........................              401,285
           Due from Adviser........................               32,234
                                                             -----------
            Total Assets...........................           59,272,823
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $111,473
           Securities purchased....................  289,813
          Accrued expenses:
           Service and distribution fees...........    9,023
           Other expenses..........................   17,267
                                                    --------
            Total Liabilities......................              427,576
                                                             -----------
        NET ASSETS.................................          $58,845,247
                                                             ===========
          Net assets consists of:
           Capital paid in.........................          $57,987,310
           Accumulated net realized gains..........              188,572
           Unrealized appreciation on investments..              669,365
                                                             -----------
        NET ASSETS.................................          $58,845,247
                                                             ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($10,456,872 divided by
         986,271 shares outstanding)...............          $     10.60
                                                             ===========
        CLASS B
        Net asset value and redemption price per
         share ($48,388,375 divided by
         4,572,994 shares outstanding).............          $     10.58
                                                             ===========
        Identified cost of investments.............          $58,169,939
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

       INVESTMENT INCOME
         Dividends from underlying Portfolios.......           $  236,989
                                                               ----------
       EXPENSES
         Management fees............................ $ 15,111
         Service and distribution fees--Class B.....   30,125
         Directors' fees and expenses...............      309
         Custodian..................................   20,720
         Audit and tax services.....................   13,000
         Legal......................................   10,269
         Miscellaneous..............................    3,046
                                                     --------
         Total expenses.............................   92,580
         Expense reimbursements.....................  (47,344)     45,236
                                                     --------  ----------
       NET INVESTMENT INCOME........................              191,753
                                                               ----------
       REALIZED AND UNREALIZED GAIN
       Realized gain (loss) on:
         Investments--net...........................  (50,440)
         Capital gain distributions from underlying
          Portfolios................................  256,975     206,535
                                                     --------
       Unrealized appreciation on:
         Investments--net...........................              669,365
                                                               ----------
       Net gain.....................................              875,900
                                                               ----------
       NET INCREASE IN NET ASSETS FROM
        OPERATIONS..................................           $1,067,653
                                                               ==========

(a)Commencement of operations.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $   191,753
     Net realized gain......................................       206,535
     Unrealized appreciation................................       669,365
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     1,067,653
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (39,826)
       Class B..............................................      (158,869)
                                                               -----------
                                                                  (198,695)
                                                               -----------
      Net realized gain
       Class A..............................................        (1,943)
       Class B..............................................        (9,078)
                                                               -----------
                                                                   (11,021)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................      (209,716)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    57,987,310
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    58,845,247

   NET ASSETS
     End of the period......................................   $58,845,247
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................ 1,226,378  $12,763,078
    Reinvestments....................................     3,933       41,769
    Redemptions......................................  (244,040)  (2,544,902)
                                                      ---------  -----------
    Net increase.....................................   986,271  $10,259,945
                                                      =========  ===========
  CLASS B
    Sales............................................ 4,869,411  $50,819,795
    Reinvestments....................................    15,844      167,947
    Redemptions......................................  (312,261)  (3,260,377)
                                                      ---------  -----------
    Net increase..................................... 4,572,994  $47,727,365
                                                      =========  ===========
    Increase derived from capital share transactions. 5,559,265  $57,987,310
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00          $ 10.00
                                                                                               -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04             0.03
 Net realized and unrealized gain of investments..........................................        0.60             0.59
                                                                                               -------          -------
 Total from Investment Operations.........................................................        0.64             0.62
                                                                                               -------          -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.04)           (0.04)
                                                                                               -------          -------
 Total distributions......................................................................       (0.04)           (0.04)
                                                                                               -------          -------
NET ASSET VALUE, END OF PERIOD............................................................     $ 10.60          $ 10.58
                                                                                               =======          =======
TOTAL RETURN (%)..........................................................................         6.4 (b)          6.2 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.41 (c)         0.66 (c)
Ratio of net investment income to average net assets (%) (d)..............................        1.28 (c)         1.27 (c)
Portfolio turnover rate (%)...............................................................           3 (c)            3 (c)
Net assets, end of period (000)...........................................................     $10,457          $48,388

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.1% OF TOTAL NET ASSETS



  SECURITY DESCRIPTION                                 SHARES      VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANY--100.1%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)................   530,555 $   8,610,915
  Met Investors Series Trust--Lord Abbett Bond
   Debenture Portfolio, (Class A)....................   393,372     4,830,608
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)..............................   361,549     4,935,149
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A).......................   179,984     2,458,583
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).......................    88,779     1,256,230
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A).............................. 1,871,840    21,713,344
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A).......................   294,519     2,500,464
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)........................   132,421     2,457,727
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)..............................   198,035     6,121,263
  Metropolitan Series Fund, Inc.--FI International
   Stock Portfolio, (Class A)........................   567,083     7,644,277
  Metropolitan Series Fund, Inc.--Harris Oakmark
   Large Cap Value Portfolio, (Class A)..............   463,331     6,064,997
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)..............................   404,671    13,435,079

  SECURITY DESCRIPTION                                 SHARES      VALUE*
  ---------------------------------------------------------------------------

  INVESTMENT COMPANY--(CONTINUED)
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)................   237,023 $  4,972,740
  Metropolitan Series Fund, Inc.--Russell 2000 Index
   Portfolio, (Class A)..............................   264,099    3,676,257
  Metropolitan Series Fund, Inc.--Salomon Brothers
   Strategic Bond Opportunities Portfolio,
   (Class A)......................................... 1,140,521   14,507,429
  Metropolitan Series Fund, Inc.--Salomon Brothers
   U.S. Government Portfolio, (Class A)..............   295,430    3,610,153
  Metropolitan Series Fund, Inc.--T. Rowe Price Large
   Cap Growth Portfolio, (Class A)...................   996,092   13,477,124
                                                                ------------
  Total Mutual Funds
   (Identified Cost $120,439,066)....................            122,272,339
                                                                ------------
  Total Investments--100.1%
   (Identified Cost $120,439,066) (a)................            122,272,339
  Liabilities in excess of other assets..............                 (9,736)
                                                                ------------
  TOTAL NET ASSETS--100%.............................           $122,262,603
                                                                ============

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $120,439,066 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,414,206 AND $(580,933), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $122,272,339
         Receivable for:
          Fund shares sold........................             1,132,982
          Due from Adviser........................                26,139
                                                            ------------
           Total Assets...........................           123,431,460
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $174,149
          Securities purchased....................  958,832
         Accrued expenses:
          Service and distribution fees...........   18,538
          Other expenses..........................   17,338
                                                   --------
           Total Liabilities......................             1,168,857
                                                            ------------
       NET ASSETS.................................          $122,262,603
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $119,869,216
          Accumulated net realized gains..........               560,114
          Unrealized appreciation on investments..             1,833,273
                                                            ------------
       NET ASSETS.................................          $122,262,603
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($21,244,802 divided by
        1,962,837 shares outstanding).............          $      10.82
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($101,017,801 divided by
        9,343,063 shares outstanding).............          $      10.81
                                                            ============
       Identified cost of investments.............          $120,439,066
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends from underlying Portfolios.......            $  521,074
                                                               ----------
      EXPENSES
        Management fees............................ $  29,279
        Service and distribution fees--Class B.....    59,449
        Directors' fees and expenses...............       309
        Custodian..................................    20,752
        Audit and tax services.....................    13,000
        Legal......................................    18,311
        Miscellaneous..............................     3,047
                                                    ---------
        Total expenses.............................   144,147
        Expense reimbursements.....................   (55,419)     88,728
                                                    ---------  ----------
      NET INVESTMENT INCOME........................               432,346
                                                               ----------
      REALIZED AND UNREALIZED GAIN
      Realized gain (loss) on:
        Investments--net...........................  (253,196)
        Capital gain distributions from underlying
         Portfolios................................   834,367     581,171
                                                    ---------
      Unrealized appreciation on:
        Investments--net...........................             1,833,273
                                                               ----------
      Net gain.....................................             2,414,444
                                                               ----------
      NET INCREASE IN NET ASSETS
       FROM OPERATIONS.............................            $2,846,790
                                                               ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
   -                                                         ---------------
   FROM OPERATIONS
     Net investment income..................................  $    432,346
     Net realized gain......................................       581,171
     Unrealized appreciation................................     1,833,273
                                                              ------------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     2,846,790
                                                              ------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (86,505)
       Class B..............................................      (355,851)
                                                              ------------
                                                                  (442,356)
                                                              ------------
      Net realized gain
       Class A..............................................        (1,922)
       Class B..............................................        (9,125)
                                                              ------------
                                                                   (11,047)
                                                              ------------
     TOTAL DISTRIBUTIONS....................................      (453,403)
                                                              ------------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   119,869,216
                                                              ------------
     TOTAL INCREASE IN NET ASSETS...........................   122,262,603

   NET ASSETS
     End of the period......................................  $122,262,603
                                                              ============
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................  $          0
                                                              ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                     ------------------------
                                                       SHARES          $
                                                     ----------  ------------
 CLASS A
   Sales............................................  2,135,800  $ 22,592,320
   Reinvestments....................................      8,150        88,427
   Redemptions......................................   (181,113)   (1,924,299)
                                                     ----------  ------------
   Net increase.....................................  1,962,837  $ 20,756,448
                                                     ==========  ============
 CLASS B
   Sales............................................  9,868,295  $104,696,467
   Reinvestments....................................     33,669       364,976
   Redemptions......................................   (558,901)   (5,948,675)
                                                     ----------  ------------
   Net increase.....................................  9,343,063  $ 99,112,768
                                                     ==========  ============
   Increase derived from capital share transactions. 11,305,900  $119,869,216
                                                     ==========  ============

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00         $  10.00
                                                                                               -------         --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04             0.04
 Net realized and unrealized gain of investments..........................................        0.83             0.81
                                                                                               -------         --------
 Total from investment operations.........................................................        0.87             0.85
                                                                                               -------         --------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.05)           (0.04)
                                                                                               -------         --------
 Total distributions......................................................................       (0.05)           (0.04)
                                                                                               -------         --------
NET ASSET VALUE, END OF PERIOD............................................................     $ 10.82         $  10.81
                                                                                               =======         ========
TOTAL RETURN (%)..........................................................................         8.7 (b)          8.5 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.29 (c)         0.54 (c)
Ratio of net investment income to average net assets (%)(d)...............................        1.57 (c)         1.45 (c)
Portfolio turnover rate (%)...............................................................           1 (c)            1 (c)
Net assets, end of period (000)...........................................................     $21,245         $101,018

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--100.0% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ---------------------------------------------------------------------------

  MUTUAL FUNDS--100.0%
  Met Investors Series Trust--Harris Oakmark
   International Portfolio, (Class A)................... 490,045 $  7,953,426
  Met Investors Series Trust--Lord Abbett Bond Debenture
   Portfolio, (Class A)................................. 141,355    1,735,837
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)................................. 324,742    4,432,734
  Met Investors Series Trust--MET/AIM Small Cap
   Growth Portfolio, (Class A).......................... 194,080    2,651,132
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A).......................... 127,637    1,806,063
  Met Investors Series Trust--PIMCO Total Return
   Portfolio, (Class A)................................. 672,737    7,803,753
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A).......................... 317,630    2,696,680
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)........................... 142,797    2,650,311
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)................................. 170,809    5,279,697
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A)................................. 543,465    7,325,904
  Metropolitan Series Fund, Inc.--Harris Oakmark Large
   Cap Value Portfolio, (Class A)....................... 466,287    6,103,695
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)................................. 396,685   13,169,936
  Metropolitan Series Fund, Inc.--Neuberger Berman
   Mid Cap Value Portfolio, (Class A)................... 255,465    5,359,664

    SECURITY DESCRIPTION                                SHARES     VALUE*
    ------------------------------------------------------------------------

    MUTUAL FUNDS--(CONTINUED)
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A).............................. 189,825 $ 2,642,368
    Metropolitan Series Fund, Inc.--Salomon Brothers
     Strategic Bond Opportunities Portfolio, (Class A). 341,596   4,345,097
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)................... 911,362  12,330,734
                                                                -----------
    Total Common Stock
     (Identified Cost $86,504,375).....................          88,287,031
                                                                -----------
    Total Investments--100.0%
     (Identified Cost $86,504,375) (a).................          88,287,031
    Liabilities in excess of other assets..............                (636)
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $88,286,395
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $86,504,757 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,220,705 AND $(438,431), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................          $88,287,031
          Receivable for:
           Fund shares sold........................              333,510
           Due from Adviser........................               30,554
                                                             -----------
            Total Assets...........................           88,651,095
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $226,546
           Securities purchased....................  106,964
          Accrued expenses:
           Service and distribution fees...........   13,888
           Other expenses..........................   17,302
                                                    --------
            Total Liabilities......................              364,700
                                                             -----------
        NET ASSETS.................................          $88,286,395
                                                             ===========
          Net assets consists of:
           Capital paid in.........................          $86,032,997
           Accumulated net realized gains..........              470,742
           Unrealized appreciation on investments..            1,782,656
                                                             -----------
        NET ASSETS.................................          $88,286,395
                                                             ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($13,387,732 divided by
         1,211,359 shares outstanding).............          $     11.05
                                                             ===========
        CLASS B
        Net asset value and redemption price per
         share ($74,898,663 divided by
         6,782,551 shares outstanding).............          $     11.04
                                                             ===========
        Identified cost of investments.............          $86,504,375
                                                             ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends from underlying Portfolios.......            $  357,641
                                                               ----------
      EXPENSES
        Management fees............................ $  21,846
        Service and distribution fees--Class B.....    45,099
        Directors' fees and expenses...............       309
        Custodian..................................    20,757
        Audit and tax services.....................    13,000
        Legal......................................    15,287
        Miscellaneous..............................     3,047
                                                    ---------
        Total expenses.............................   119,345
        Expense reimbursements.....................   (52,400)     66,945
                                                    ---------  ----------
      NET INVESTMENT INCOME........................               290,696
                                                               ----------
      REALIZED AND UNREALIZED GAIN
      Realized gain (loss) on:
        Investments--net...........................  (225,850)
        Capital gain distributions from underlying
         Portfolios................................   713,072     487,222
                                                    ---------
      Unrealized appreciation on:
        Investments--net...........................             1,782,656
                                                               ----------
      Net gain.....................................             2,269,878
                                                               ----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..................................            $2,560,574
                                                               ==========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $   290,696
     Net realized gain......................................       487,222
     Unrealized appreciation................................     1,782,656
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................     2,560,574
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (51,614)
       Class B..............................................      (247,668)
                                                               -----------
                                                                  (299,282)
                                                               -----------
      Net realized gain
       Class A..............................................        (1,200)
       Class B..............................................        (6,694)
                                                               -----------
                                                                    (7,894)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................      (307,176)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    86,032,997
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    88,286,395

   NET ASSETS
     End of the period......................................   $88,286,395
                                                               ===========

   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                         MAY 2, 2005/(A)/
                                                              THROUGH
                                                         DECEMBER 31, 2005
                                                      ----------------------
                                                        SHARES        $
                                                      ---------  -----------
  CLASS A
    Sales............................................ 1,320,122  $14,177,411
    Reinvestments....................................     4,762       52,814
    Redemptions......................................  (113,525)  (1,229,144)
                                                      ---------  -----------
    Net increase..................................... 1,211,359  $13,001,081
                                                      =========  ===========
  CLASS B
    Sales............................................ 7,101,186  $76,457,396
    Reinvestments....................................    22,957      254,362
    Redemptions......................................  (341,592)  (3,679,842)
                                                      ---------  -----------
    Net increase..................................... 6,782,551  $73,031,916
                                                      =========  ===========
    Increase derived from capital share transactions. 7,993,910  $86,032,997
                                                      =========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS A         CLASS B
                                                                                           --------------- ---------------
                                                                                           MAY 2, 2005/(A) MAY 2, 2005/(A)
                                                                                              /THROUGH        /THROUGH
                                                                                            DECEMBER 31,    DECEMBER 31,
                                                                                                2005            2005
                                                                                           --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $ 10.00         $ 10.00
                                                                                               -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................        0.04            0.04
 Net realized and unrealized gain of investments..........................................        1.05            1.05
                                                                                               -------         -------
 Total from investment operations.........................................................        1.09            1.08
                                                                                               -------         -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................       (0.04)          (0.04)
                                                                                               -------         -------
 Total distributions......................................................................       (0.04)          (0.04)
                                                                                               -------         -------
NET ASSET VALUE, END OF PERIOD............................................................     $ 11.05         $ 11.04
                                                                                               =======         =======
TOTAL RETURN (%)..........................................................................        10.9 (b)        10.8 (b)
Ratio of operating expenses to average net assets (%).....................................        0.10 (c)        0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................        0.34 (c)        0.59 (c)
Ratio of net investment income to average net assets (%) (d)..............................        1.34 (c)        1.33 (c)
Portfolio turnover rate (%)...............................................................           2 (c)           2 (c)
Net assets, end of period (000)...........................................................     $13,388         $74,899

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--99.8% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                     SHARES    VALUE*
  ----------------------------------------------------------------------------

  INVESTMENT COMPANY--99.8%
  Met Investors Series Trust--Harris Oakmark International
   Portfolio, (Class A)................................... 62,937 $  1,021,462
  Met Investors Series Trust--Lazard Mid Cap
   Portfolio, (Class A)................................... 44,999      614,242
  Met Investors Series Trust--MET/AIM Small Cap Growth
   Portfolio, (Class A)................................... 22,402      306,013
  Met Investors Series Trust--Neuberger Berman Real
   Estate Portfolio, (Class A)............................ 14,743      208,613
  Met Investors Series Trust--T. Rowe Price Mid Cap
   Growth Portfolio, (Class A)............................ 36,694      311,531
  Metropolitan Series Fund, Inc.--BlackRock Strategic
   Value Portfolio, (Class A)............................. 16,489      306,039
  Metropolitan Series Fund, Inc.--Davis Venure Value
   Portfolio, (Class A)................................... 26,310      813,231
  Metropolitan Series Fund, Inc.--FI International Stock
   Portfolio, (Class A)................................... 78,583    1,059,294
  Metropolitan Series Fund, Inc.--Harris Oakmark Large
   Cap Value Portfolio, (Class A)......................... 61,556      805,762
  Metropolitan Series Fund, Inc.--MetLife Stock Index
   Portfolio, (Class A)................................... 51,934    1,724,217

    SECURITY DESCRIPTION                                SHARES    VALUE*
    -----------------------------------------------------------------------

    INVESTMENT COMPANY--(CONTINUED)
    Metropolitan Series Fund, Inc.--Neuberger Berman
     Mid Cap Value Portfolio, (Class A)................  39,328 $   825,110
    Metropolitan Series Fund, Inc.--Russell 2000 Index
     Portfolio, (Class A)..............................  36,512     508,242
    Metropolitan Series Fund, Inc.--T. Rowe Price Large
     Cap Growth Portfolio, (Class A)................... 127,794   1,729,057
                                                                -----------
    Total Mutual Funds
     (Identified Cost $10,009,193).....................          10,232,813
                                                                -----------
    Total Investments--99.8%
     (Identified Cost $10,009,193) (a).................          10,232,813
    Other assets less liabilities......................              17,626
                                                                -----------
    TOTAL NET ASSETS--100%.............................         $10,250,439
                                                                ===========

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $10,012,666 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $271,933 AND $(51,786), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

        ASSETS
          Investments at value.....................         $10,232,813
          Receivable for:
           Fund shares sold........................             107,232
           Due from Adviser........................              36,184
                                                            -----------
            Total Assets...........................          10,376,229
        LIABILITIES
          Payable for:
           Fund shares redeemed.................... $58,314
           Securities purchased....................  48,918
          Accrued expenses:
           Service and distribution fees...........   1,402
           Other expenses..........................  17,156
                                                    -------
            Total Liabilities......................             125,790
                                                            -----------
        NET ASSETS.................................         $10,250,439
                                                            ===========
          Net assets consists of:
           Capital paid in.........................         $ 9,960,568
           Accumulated net realized gains..........              66,251
           Unrealized appreciation on investments..             223,620
                                                            -----------
        NET ASSETS.................................         $10,250,439
                                                            ===========
        Computation of offering price:
        CLASS A
        Net asset value and redemption price per
         share ($2,866,603 divided by
         255,833 shares outstanding)...............         $     11.21
                                                            ===========
        CLASS B
        Net asset value and redemption price per
         share ($7,383,836 divided by
         660,040 shares outstanding)...............         $     11.19
                                                            ===========
        Identified cost of investments.............         $10,009,193
                                                            ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
PERIOD MAY 2, 2005/(A)/ THROUGH DECEMBER 31, 2005

        INVESTMENT INCOME
          Dividends from underlying Portfolios.......           $ 38,135
                                                                --------
        EXPENSES
          Management fees............................ $  2,325
          Service and distribution fees--Class B.....    4,145
          Directors' fees and expenses...............      309
          Custodian..................................   20,722
          Audit and tax services.....................   13,000
          Legal......................................    1,471
          Miscellaneous..............................    3,006
                                                      --------
          Total expenses.............................   44,978
          Expense reimbursements.....................  (38,508)    6,470
                                                      --------  --------
        NET INVESTMENT INCOME........................             31,665
                                                                --------
        REALIZED AND UNREALIZED GAIN
        Realized gain on:
          Investments--net...........................    6,564
          Capital gain distributions from underlying
           Portfolios................................   88,951    95,515
                                                      --------
        Unrealized appreciation on:
          Investments--net...........................            223,620
                                                                --------
        Net gain.....................................            319,135
                                                                --------
        NET INCREASE IN NET ASSETS FROM OPERATIONS...           $350,800
                                                                ========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                             MAY 2, 2005/(A)/
                                                                 THROUGH
                                                              DECEMBER 31,
                                                                  2005
                                                             ---------------
   FROM OPERATIONS
     Net investment income..................................   $    31,665
     Net realized gain......................................        95,515
     Unrealized appreciation................................       223,620
                                                               -----------
     INCREASE IN NET ASSETS FROM OPERATIONS.................       350,800
                                                               -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income
       Class A..............................................       (10,536)
       Class B..............................................       (22,499)
                                                               -----------
                                                                   (33,035)
                                                               -----------
      Net realized gain
       Class A..............................................        (7,966)
       Class B..............................................       (19,928)
                                                               -----------
                                                                   (27,894)
                                                               -----------
     TOTAL DISTRIBUTIONS....................................       (60,929)
                                                               -----------
     INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     9,960,568
                                                               -----------
     TOTAL INCREASE IN NET ASSETS...........................    10,250,439

   NET ASSETS
     End of the period......................................   $10,250,439
                                                               ===========
   UNDISTRIBUTED NET INVESTMENT INCOME
     End of the period......................................   $         0
                                                               ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                        MAY 2, 2005/(A)/
                                                            THROUGH
                                                       DECEMBER 31, 2005
                                                     ---------------------
                                                      SHARES        $
                                                     --------  -----------
    CLASS A
    Sales...........................................  331,583  $ 3,587,263
    Reinvestments...................................    1,645       18,502
    Redemptions.....................................  (77,395)    (845,021)
                                                     --------  -----------
    Net increase....................................  255,833  $ 2,760,744
                                                     ========  ===========
    CLASS B
    Sales...........................................  843,456  $ 9,182,446
    Reinvestments...................................    3,778       42,427
    Redemptions..................................... (187,194)  (2,025,049)
                                                     --------  -----------
    Net increase....................................  660,040  $ 7,199,824
                                                     ========  ===========
    Increase derived from capital share transactions  915,873  $ 9,960,568
                                                     ========  ===========

(a)COMMENCEMENT OF OPERATIONS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 METLIFE AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                               CLASS A          CLASS B
                                                                                           ---------------  ---------------
                                                                                           MAY 2, 2005/(A)/ MAY 2, 2005/(A)/
                                                                                               THROUGH          THROUGH
                                                                                            DECEMBER 31,     DECEMBER 31,
                                                                                                2005             2005
                                                                                           ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00           $10.00
                                                                                               ------           ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................       0.04             0.03
 Net realized and unrealized gain of investments..........................................       1.24             1.23
                                                                                               ------           ------
 Total from investment operations.........................................................       1.28             1.26
                                                                                               ------           ------
LESS DISTRIBUTIONS
 Distributions from net investment income.................................................      (0.04)           (0.04)
 Distributions from net realized capital gains............................................      (0.03)           (0.03)
                                                                                               ------           ------
 Total distributions......................................................................      (0.07)           (0.07)
                                                                                               ------           ------
NET ASSET VALUE, END OF PERIOD............................................................     $11.21           $11.19
                                                                                               ======           ======
TOTAL RETURN (%)..........................................................................       12.7 (b)         12.6 (b)
Ratio of operating expenses to average net assets (%).....................................       0.10 (c)         0.35 (c)
Ratio of operating expenses to average net assets without giving effect to the
 contractual expense agreement would have been (%)........................................       1.76 (c)         2.01 (c)
Ratio of net investment income to average net assets (%) (d)..............................       1.53 (c)         1.29 (c)
Portfolio turnover rate (%)...............................................................         57 (c)           57 (c)
Net assets, end of period (000)...........................................................     $2,867           $7,384

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)RECOGNITION OF NET INVESTMENT INCOME BY THE FUND IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.7% OF TOTAL NET ASSETS


         SECURITY DESCRIPTION                  SHARES       VALUE*
         --------------------------------------------------------------

         AEROSPACE & DEFENSE--2.6%
         General Dynamics Corp...............   166,500 $    18,989,325
         L-3 Communications Holdings, Inc....   210,600      15,658,110
         Raytheon Co.........................   305,600      12,269,840
                                                        ---------------
                                                             46,917,275
                                                        ---------------

         AIR FREIGHT & LOGISTICS--1.3%
         CNF, Inc............................   246,200      13,760,118
         Ryder System, Inc...................   232,300       9,528,946
                                                        ---------------
                                                             23,289,064
                                                        ---------------

         AUTOMOBILES--0.6%
         Harley-Davidson, Inc................   220,600      11,358,694
                                                        ---------------

         BEVERAGES--1.7%
         Coca-Cola Enterprises, Inc. (a).....        10             192
         PepsiCo, Inc........................   345,300      20,400,324
         The Pepsi Bottling Group, Inc.......   365,600      10,459,816
                                                        ---------------
                                                             30,860,332
                                                        ---------------

         BIOTECHNOLOGY--1.5%
         Amgen, Inc. (b).....................   207,400      16,355,564
         Invitrogen Corp. (b)................   163,100      10,868,984
                                                        ---------------
                                                             27,224,548
                                                        ---------------

         CAPITAL MARKETS--3.0%
         Ameriprise Financial, Inc...........    79,200       3,247,200
         Lehman Brothers Holdings, Inc.......   176,100      22,570,737
         State Street Corp...................   256,200      14,203,728
         The Bear Stearns Co., Inc. (a)......   121,400      14,025,342
                                                        ---------------
                                                             54,047,007
                                                        ---------------

         CHEMICALS--1.6%
         Lyondell Chemical Co................   236,280       5,628,190
         The Dow Chemical Co.................   260,400      11,410,728
         The Lubrizol Corp...................   257,000      11,161,510
                                                        ---------------
                                                             28,200,428
                                                        ---------------

         COMMERCIAL BANKS--7.8%
         Bank of America Corp................ 1,007,300      46,486,895
         BB&T Corp...........................   356,500      14,940,915
         Comerica, Inc.......................   228,500      12,969,660
         KeyCorp.............................   433,700      14,281,741
         U.S. Bancorp........................   703,900      21,039,571
         Wachovia Corp.......................   573,500      30,315,210
                                                        ---------------
                                                            140,033,992
                                                        ---------------

         COMMERCIAL SERVICES & SUPPLIES--1.3%
         Cendant Corp........................   647,600      11,171,100
         Checkfree Corp. (b).................   255,800      11,741,220
                                                        ---------------
                                                             22,912,320
                                                        ---------------

         SECURITY DESCRIPTION                  SHARES      VALUE*
         -------------------------------------------------------------

         COMMUNICATIONS EQUIPMENT--2.6%
         Cisco Systems, Inc. (b).............. 889,700 $    15,231,664
         Emulex Corp. (b)..................... 443,800       8,782,802
         Motorola, Inc........................ 994,400      22,463,496
                                                       ---------------
                                                            46,477,962
                                                       ---------------

         COMPUTERS & PERIPHERALS--2.9%
         Hewlett-Packard Co................... 655,500      18,766,965
         International Business Machines Corp. 410,900      33,775,980
                                                       ---------------
                                                            52,542,945
                                                       ---------------

         CONSUMER FINANCE--1.1%
         American Express Co.................. 396,000      20,378,160
                                                       ---------------

         DIVERSIFIED FINANCIAL SERVICES--2.5%
         CIT Group, Inc....................... 310,400      16,072,512
         Citigroup, Inc....................... 379,200      18,402,576
         Federated Investors, Inc. (Class B).. 273,000      10,111,920
                                                       ---------------
                                                            44,587,008
                                                       ---------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
         AT&T, Inc............................ 925,800      22,672,842
         Verizon Communications, Inc.......... 608,428      18,325,851
                                                       ---------------
                                                            40,998,693
                                                       ---------------

         ELECTRIC UTILITIES--2.9%
         FirstEnergy Corp..................... 248,400      12,169,116
         PG&E Corp............................ 512,600      19,027,712
         PPL Corp............................. 689,700      20,277,180
                                                       ---------------
                                                            51,474,008
                                                       ---------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
         Technologies Data Corp. (b).......... 226,600       8,991,488
                                                       ---------------

         ENERGY EQUIPMENT & SERVICES--1.6%
         Nabors Industries, Ltd. (b).......... 137,800      10,438,350
         Patterson-UTI Energy, Inc............ 548,600      18,076,370
                                                       ---------------
                                                            28,514,720
                                                       ---------------

         FOOD & STAPLES RETAILING--0.8%
         The Kroger Co. (b)................... 436,300       8,237,344
         Wal-Mart Stores, Inc................. 144,700       6,771,960
                                                       ---------------
                                                            15,009,304
                                                       ---------------

         FOOD PRODUCTS--1.3%
         Archer-Daniels-Midland Co............ 458,300      11,301,678
         General Mills, Inc................... 246,700      12,167,244
                                                       ---------------
                                                            23,468,922
                                                       ---------------

         HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
         Bausch & Lomb, Inc................... 161,000      10,931,900
         Becton, Dickinson & Co............... 203,600      12,232,288
                                                       ---------------
                                                            23,164,188
                                                       ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES--3.2%
     Aetna, Inc.................................   182,500 $    17,211,575
     Coventry Health Care, Inc. (b).............   296,143      16,868,305
     HCA, Inc...................................   229,600      11,594,800
     McKesson Corp..............................   211,800      10,926,762
                                                           ---------------
                                                                56,601,442
                                                           ---------------

     HOTELS, RESTAURANTS & LEISURE--0.8%
     McDonald's Corp............................   435,700      14,691,804
                                                           ---------------

     HOUSEHOLD DURABLES--3.1%
     Fortune Brands, Inc........................   178,100      13,895,362
     Newell Rubbermaid, Inc. (a)................   364,300       8,663,054
     Pulte Homes, Inc...........................   280,600      11,044,416
     The Black & Decker Corp....................   107,200       9,322,112
     The Stanley Works..........................   280,300      13,465,612
                                                           ---------------
                                                                56,390,556
                                                           ---------------

     HOUSEHOLD PRODUCTS--1.4%
     The Procter & Gamble Co....................   431,050      24,949,174
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--5.6%
     General Electric Co........................ 2,231,300      78,207,065
     Textron, Inc...............................   115,100       8,860,398
     Tyco International, Ltd....................   432,000      12,467,520
                                                           ---------------
                                                                99,534,983
                                                           ---------------

     INSURANCE--5.2%
     American International Group, Inc..........   332,700      22,700,121
     Genworth Financial, Inc. (Class A).........   319,000      11,031,020
     Prudential Financial, Inc..................   179,400      13,130,286
     The Allstate Corp..........................   183,100       9,900,217
     The Chubb Corp.............................   139,300      13,602,645
     The Hartford Financial Services Group, Inc.   133,700      11,483,493
     W.R. Berkley Corp..........................   227,400      10,828,788
                                                           ---------------
                                                                92,676,570
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.5%
     eBay, Inc. (b).............................   223,200       9,653,400
                                                           ---------------

     IT SERVICES--0.6%
     Computer Sciences Corp. (b)................   202,600      10,259,664
                                                           ---------------

     MACHINERY--1.3%
     Ingersoll-Rand Co., Ltd. (Class A) (a).....   272,900      11,016,973
     PACCAR, Inc................................   185,800      12,862,934
                                                           ---------------
                                                                23,879,907
                                                           ---------------

     MEDIA--3.6%
     Comcast Corp. (Special Class A) (b)........   441,600      11,344,704
     The McGraw-Hill Cos., Inc..................   333,200      17,203,116
     The Walt Disney Co.........................   835,900      20,036,523
     Time Warner, Inc...........................   887,786      15,482,988
                                                           ---------------
                                                                64,067,331
                                                           ---------------

   SECURITY DESCRIPTION                             SHARES       VALUE*
   -------------------------------------------------------------------------

   METALS & MINING--0.6%
   Nucor Corp.....................................   168,800 $    11,262,336
                                                             ---------------

   MULTI-UTILITIES--0.6%
   Sempra Energy..................................   237,600      10,653,984
                                                             ---------------

   MULTILINE RETAIL--2.2%
   Federated Department Stores, Inc...............   194,400      12,894,552
   J.C. Penney Co., Inc...........................   233,500      12,982,600
   Nordstrom, Inc.................................   352,100      13,168,540
                                                             ---------------
                                                                  39,045,692
                                                             ---------------

   OIL, GAS & CONSUMABLE FUELS--7.5%
   Burlington Resources, Inc......................   188,800      16,274,560
   ConocoPhillips.................................   510,000      29,671,800
   Devon Energy Corp..............................   278,900      17,442,406
   Exxon Mobil Corp...............................   787,700      44,245,109
   Kerr-McGee Corp................................   183,700      16,690,982
   Valero Energy Corp.............................   202,200      10,433,520
                                                             ---------------
                                                                 134,758,377
                                                             ---------------

   PAPER & FOREST PRODUCTS--0.8%
   Louisiana-Pacific Corp.........................   507,000      13,927,290
                                                             ---------------

   PHARMACEUTICALS--6.9%
   Hospira, Inc. (b)..............................   183,500       7,850,130
   Johnson & Johnson..............................   374,600      22,513,460
   Merck & Co., Inc...............................   738,800      23,501,228
   Pfizer, Inc.................................... 1,793,825      41,831,999
   Wyeth..........................................   585,700      26,983,199
                                                             ---------------
                                                                 122,680,016
                                                             ---------------

   REAL ESTATE--0.6%
   Simon Property Group, Inc. (REIT) (a)..........   133,700      10,245,431
                                                             ---------------

   ROAD & RAIL--1.0%
   Burlington Northern Santa Fe Corp..............   249,400      17,662,508
                                                             ---------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
   Freescale Semiconductor, Inc. (Class A) (a) (b)   189,400       4,770,986
   Freescale Semiconductor, Inc. (Class B) (b)....   189,400       4,767,198
   Intel Corp..................................... 1,800,900      44,950,464
                                                             ---------------
                                                                  54,488,648
                                                             ---------------

   SOFTWARE--3.8%
   Adobe Systems, Inc.............................   430,400      15,907,584
   Microsoft Corp................................. 2,021,400      52,859,610
                                                             ---------------
                                                                  68,767,194
                                                             ---------------

   SPECIALTY RETAIL--2.2%
   AutoNation, Inc. (b)...........................   453,200       9,848,036
   Barnes & Noble, Inc. (a) (b)...................   201,590       8,601,845
   The Home Depot, Inc............................   515,900      20,883,632
                                                             ---------------
                                                                  39,333,513
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


           SECURITY DESCRIPTION              SHARES      VALUE*
           ---------------------------------------------------------

           TEXTILES, APPAREL & LUXURY GOODS--0.5%
           NIKE, Inc. (Class B)............. 103,800 $     9,008,802
                                                     ---------------

           THRIFTS & MORTGAGE FINANCE--1.1%
           Countrywide Financial Corp....... 251,000       8,581,690
           Washington Mutual, Inc........... 244,200      10,622,700
                                                     ---------------
                                                          19,204,390
                                                     ---------------

           TOBACCO - 1.6%
           Altria Group, Inc................ 383,100      28,625,232
                                                     ---------------

           WIRELESS TELECOMMUNICATION SERVICES--0.8%
           Sprint Nextel Corp............... 589,091      13,761,166
                                                     ---------------
           Total Common Stock
            (Identified Cost $1,658,369,656)           1,786,580,468
                                                     ---------------


        SHORT TERM INVESTMENTS--0.3%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES--0.3%
        Federal Home Loan Bank
         3.250%, 01/03/06.................... $5,200,000      5,199,061
                                                         --------------
        Total Short Term Investments
         (Amortized Cost $5,199,061).........                 5,199,061
                                                         --------------
        Total Investments--100.0%
         (Identified Cost $1,663,568,717) (c)             1,791,779,529
        Liabilities in excess of other assets                  (894,119)
                                                         --------------
        TOTAL NET ASSETS--100%...............            $1,790,885,410
                                                         ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $18,296,465 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $18,755,894.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,665,080,966 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $169,645,088 AND $(42,946,525), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
FUTURES CONTRACTS

                                                                                NET
                                       NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT     12/31/2005    DEPRECIATION
---------------------- --------------- --------- ---------- --------------- ------------
S&P 500 Index Futures.    3/16/2006       21     $6,680,407   $6,587,700      $(92,707)
                                                                              ========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $1,791,779,529
        Cash..................................                    107,285
        Collateral for securities loaned......                 18,755,894
        Receivable for:
         Fund shares sold.....................                  1,157,218
         Accrued interest and dividends.......                  3,565,259
         Foreign taxes........................                      1,507
                                                           --------------
          Total Assets........................              1,815,366,692
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 1,630,927
         Securities purchased.................   3,080,037
         Futures variation margin.............      28,928
         Return of collateral for securities
          loaned..............................  18,755,894
        Accrued expenses:
         Management fees......................     759,345
         Service and distribution fees........      13,121
         Other expenses.......................     213,030
                                               -----------
          Total Liabilities...................                 24,481,282
                                                           --------------
      NET ASSETS..............................             $1,790,885,410
                                                           ==============
        Net Assets Consists of:
         Capital paid in......................             $1,962,528,166
         Undistributed net investment income..                 23,209,724
         Accumulated net realized losses......               (322,970,585)
         Unrealized appreciation on
          investments and futures contracts...                128,118,105
                                                           --------------
      NET ASSETS..............................             $1,790,885,410
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,711,587,004 divided by
       61,566,231 shares outstanding).........             $        27.80
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($33,624,113 divided by
       1,224,303 shares outstanding)..........             $        27.46
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($45,674,293 divided by
       1,655,718 shares outstanding)..........             $        27.59
                                                           ==============
      Identified cost of investments..........             $1,663,568,717
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

   INVESTMENT INCOME
     Dividends..............................                $  33,001,991
     Interest...............................                      411,691(a)
                                                            -------------
                                                               33,413,682
   EXPENSES
     Management fees........................ $   9,042,281
     Service and distribution fees--Class B.        75,756
     Service and distribution fees--Class E.        71,315
     Directors' fees and expenses...........        22,265
     Custodian..............................       382,234
     Audit and tax services.................        18,445
     Legal..................................        44,927
     Printing...............................       475,768
     Insurance..............................        38,443
     Miscellaneous..........................        41,942
                                             -------------
     Total expenses.........................    10,213,376
     Expense reductions.....................      (322,097)     9,891,279
                                             -------------  -------------
   NET INVESTMENT INCOME....................                   23,522,403
                                                            -------------
   REALIZED AND UNREALIZED GAIN
   Realized gain on:
     Investments--net.......................   186,241,062
     Futures contracts--net.................       834,282    187,075,344
                                             -------------
   Unrealized depreciation on:
     Investments--net.......................  (148,387,024)
     Futures contracts--net.................       (92,707)  (148,479,731)
                                             -------------  -------------
   Net gain.................................                   38,595,613
                                                            -------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS..............................                $  62,118,016
                                                            =============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $51,349.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   23,522,403  $   20,680,388
  Net realized gain......................................    187,075,344     205,253,561
  Unrealized depreciation................................   (148,479,731)    (31,114,539)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     62,118,016     194,819,410
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (19,890,110)    (13,650,570)
    Class B..............................................       (264,556)        (94,035)
    Class E..............................................       (466,636)       (320,636)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (20,621,302)    (14,065,241)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (206,323,663)   (161,012,460)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (164,826,949)     19,741,709

NET ASSETS
  Beginning of the period................................  1,955,712,359   1,935,970,650
                                                          --------------  --------------
  End of the period...................................... $1,790,885,410  $1,955,712,359
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   23,209,724  $   20,596,328
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  -------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  -------------
CLASS A
  Sales............................................   2,577,721  $  69,601,355   1,052,010  $  26,207,678
  Reinvestments....................................     776,048     19,890,110     544,933     13,650,570
  Redemptions...................................... (10,956,114)  (295,454,296) (8,912,782)  (222,526,292)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................  (7,602,345) $(205,962,831) (7,315,839) $(182,668,044)
                                                    ===========  =============  ==========  =============
CLASS B
  Sales............................................     420,244  $  11,174,376     536,373  $  13,228,045
  Reinvestments....................................      10,428        264,556       3,792         94,035
  Redemptions......................................    (205,813)    (5,472,786)   (123,439)    (3,072,157)
                                                    -----------  -------------  ----------  -------------
  Net increase.....................................     224,859  $   5,966,146     416,726  $  10,249,923
                                                    ===========  =============  ==========  =============
CLASS E
  Sales............................................     142,097  $   3,799,271     886,852  $  21,957,102
  Reinvestments....................................      18,328        466,636      12,887        320,636
  Redemptions......................................    (394,790)   (10,592,885)   (438,520)   (10,872,077)
                                                    -----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (234,365) $  (6,326,978)    461,219  $  11,405,661
                                                    ===========  =============  ==========  =============
  Decrease derived from capital share transactions.  (7,611,851) $(206,323,663) (6,437,894) $(161,012,460)
                                                    ===========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                       CLASS A
                                                             ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                                2005        2004        2003        2002        2001
                                                             ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $    27.15  $    24.67  $    19.12  $    26.01  $    36.34
                                                             ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................       0.38        0.29        0.19        0.19        0.18
 Net realized and unrealized gain (loss) of investments.....       0.57        2.37        5.54       (6.96)      (6.00)
                                                             ----------  ----------  ----------  ----------  ----------
 Total from investment operations...........................       0.95        2.66        5.73       (6.77)      (5.82)
                                                             ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income...................      (0.30)      (0.18)      (0.18)      (0.12)      (0.25)
 Distributions from net realized capital gains..............       0.00        0.00        0.00        0.00       (4.26)
                                                             ----------  ----------  ----------  ----------  ----------
 Total distributions........................................      (0.30)      (0.18)      (0.18)      (0.12)      (4.51)
                                                             ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.............................. $    27.80  $    27.15  $    24.67  $    19.12  $    26.01
                                                             ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)............................................        3.6        10.9        30.2       (26.1)      (17.0)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       0.55        0.54        0.56        0.54        0.53
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       0.53        0.53        0.55        0.52        0.50
Ratio of net investment income to average net assets (%)....       1.28        1.09        0.83        0.79        0.58
Portfolio turnover rate (%).................................         93          89          75          79         101
Net assets, end of period (000)............................. $1,711,587  $1,877,980  $1,886,744  $1,564,635  $2,457,339

                                                                                            CLASS B
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 26.83  $ 24.40  $ 18.93  $25.80      $29.14
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.27     0.24     0.14    0.12        0.02
 Net realized and unrealized gain (loss) of investments...............    0.60     2.33     5.48   (6.87)      (3.36)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.87     2.57     5.62   (6.75)      (3.34)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.24)   (0.14)   (0.15)  (0.12)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.24)   (0.14)   (0.15)  (0.12)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 27.46  $ 26.83  $ 24.40  $18.93      $25.80
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     3.3     10.6     29.9   (26.3)      (11.5)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.80     0.79     0.81    0.79        0.78 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.78     0.78     0.80    0.77        0.75 (c)
Ratio of net investment income to average net assets (%)..............    1.06     0.98     0.59    0.61        0.45 (c)
Portfolio turnover rate (%)...........................................      93       89       75      79         101
Net assets, end of period (000)....................................... $33,624  $26,815  $14,219  $6,486      $2,849

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 BLACKROCK INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 26.94  $ 24.50  $ 19.01  $25.89
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.32     0.24     0.16    0.16
  Net realized and unrealized gain (loss) of investments..........................    0.59     2.37     5.51   (6.92)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    0.91     2.61     5.67   (6.76)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.26)   (0.17)   (0.18)  (0.12)
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................   (0.26)   (0.17)   (0.18)  (0.12)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 27.59  $ 26.94  $ 24.50  $19.01
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)                                                                       3.5     10.7     30.0   (26.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.70     0.69     0.71    0.69
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.68     0.68     0.70    0.67
Ratio of net investment income to average net assets (%)..........................    1.13     0.98     0.71    0.79
Portfolio turnover rate (%).......................................................      93       89       75      79
Net assets, end of period (000)................................................... $45,674  $50,917  $35,008  $7,575

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $29.23
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.01
  Net realized and unrealized gain (loss) of investments..........................      (3.35)
                                                                                       ------
  Total from investment operations................................................      (3.34)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $25.89
                                                                                       ======
TOTAL RETURN (%)                                                                        (11.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.68 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.65 (c)
Ratio of net investment income to average net assets (%)..........................       0.43 (c)
Portfolio turnover rate (%).......................................................        101
Net assets, end of period (000)...................................................     $   11

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.8% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--2.1%
          General Dynamics Corp................   7,500 $     855,375
          L-3 Communications Holdings, Inc.....   9,100       676,585
          Lockheed Martin Corp.................   9,600       610,848
          Raytheon Co..........................  17,900       718,685
                                                        -------------
                                                            2,861,493
                                                        -------------

          BEVERAGES--1.0%
          Constellation Brands, Inc. (a).......  22,000       577,060
          The Pepsi Bottling Group, Inc........  24,100       689,501
                                                        -------------
                                                            1,266,561
                                                        -------------

          CAPITAL MARKETS--5.2%
          Affiliated Managers Group, Inc. (a)..  11,200       898,800
          Capital One Financial Corp...........  10,000       864,000
          E*TRADE Financial Corp. (a)..........  64,400     1,343,384
          Lehman Brothers Holdings, Inc........  15,300     1,961,001
          State Street Corp....................  11,500       637,560
          The Bear Stearns Co., Inc............  10,400     1,201,512
                                                        -------------
                                                            6,906,257
                                                        -------------

          CHEMICALS--1.7%
          Eastman Chemical Co..................  13,700       706,783
          The Dow Chemical Co..................  21,200       928,984
          The Lubrizol Corp....................  15,000       651,450
                                                        -------------
                                                            2,287,217
                                                        -------------

          COMMERCIAL BANKS--13.1%
          Bank of America Corp................. 127,000     5,861,050
          BB&T Corp............................  39,900     1,672,209
          Comerica, Inc........................  24,100     1,367,916
          KeyCorp..............................  38,200     1,257,926
          SunTrust Banks, Inc..................  17,300     1,258,748
          The Colonial BancGroup, Inc..........  40,000       952,800
          U.S. Bancorp.........................  63,100     1,886,059
          Wachovia Corp........................  61,200     3,235,032
                                                        -------------
                                                           17,491,740
                                                        -------------

          COMMERCIAL SERVICES & SUPPLIES--0.5%
          Sabre Holdings Corp. (Class A).......  28,200       679,902
                                                        -------------

          COMMUNICATIONS EQUIPMENT - 0.6%
          Motorola, Inc........................  33,100       747,729
                                                        -------------

          COMPUTERS & PERIPHERALS--2.3%
          Hewlett-Packard Co...................  31,400       898,982
          International Business Machines Corp.  16,127     1,325,639
          Western Digital Corp. (a)............  44,100       820,701
                                                        -------------
                                                            3,045,322
                                                        -------------

          CONSTRUCTION MATERIALS--0.4%
          Martin Marietta Materials, Inc.......   7,400       567,728
                                                        -------------

          CONTAINERS & PACKAGING--0.6%
          Temple-Inland, Inc...................  18,500       829,725
                                                        -------------

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          DIVERSIFIED FINANCIAL SERVICES--5.5%
          CIT Group, Inc........................  19,600 $   1,014,888
          Citigroup, Inc........................  78,600     3,814,458
          JPMorgan Chase & Co...................  62,100     2,464,749
                                                         -------------
                                                             7,294,095
                                                         -------------

          DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
          ALLTEL Corp...........................  14,200       896,020
          AT&T, Inc............................. 118,200     2,894,718
          Verizon Communications, Inc...........  71,390     2,150,267
                                                         -------------
                                                             5,941,005
                                                         -------------

          ELECTRIC UTILITIES--5.0%
          CenterPoint Energy, Inc...............  80,000     1,028,000
          CMS Energy Corp. (a)..................  72,100     1,046,171
          FirstEnergy Corp......................  18,000       881,820
          PG&E Corp.............................  36,800     1,366,016
          PPL Corp..............................  78,860     2,318,484
                                                         -------------
                                                             6,640,491
                                                         -------------

          ENERGY EQUIPMENT & SERVICES--0.5%
          Nabors Industries, Ltd. (a)...........   9,600       727,200
                                                         -------------

          FOOD & STAPLES RETAILING--0.5%
          The Kroger Co. (a)....................  37,500       708,000
                                                         -------------

          FOOD PRODUCTS--1.3%
          Archer-Daniels-Midland Co.............  40,400       996,264
          General Mills, Inc....................  15,300       754,596
                                                         -------------
                                                             1,750,860
                                                         -------------

          GAS UTILITIES--0.7%
          AGL Resources, Inc....................  26,800       932,908
                                                         -------------

          HEALTH CARE PROVIDERS & SERVICES--1.2%
          Community Health Systems, Inc. (a)....  21,400       820,476
          Coventry Health Care, Inc. (a)........  14,200       808,832
                                                         -------------
                                                             1,629,308
                                                         -------------

          HOTELS, RESTAURANTS & LEISURE--1.5%
          GTECH Holdings Corp...................  21,500       682,410
          McDonald's Corp.......................  39,812     1,342,461
                                                         -------------
                                                             2,024,871
                                                         -------------

          HOUSEHOLD DURABLES--2.0%
          Centex Corp...........................   7,900       564,771
          Fortune Brands, Inc...................  11,900       928,438
          The Black & Decker Corp...............   6,900       600,024
          The Stanley Works.....................  11,900       571,676
                                                         -------------
                                                             2,664,909
                                                         -------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.5%
          TXU Corp..............................  14,000       702,660
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       INDUSTRIAL CONGLOMERATES--2.3%
       General Electric Co........................  89,000 $   3,119,450
                                                           -------------

       INSURANCE--7.8%
       ACE, Ltd...................................  13,700       732,128
       American International Group, Inc..........  30,060     2,050,994
       Genworth Financial, Inc. (Class A).........  24,000       829,920
       Nationwide Financial Services, Inc.........  17,600       774,400
       Prudential Financial, Inc..................  11,600       849,004
       The Allstate Corp..........................  21,100     1,140,877
       The Chubb Corp.............................  14,200     1,386,630
       The Hartford Financial Services Group, Inc.  20,080     1,724,671
       W.R. Berkley Corp..........................  19,500       928,590
                                                           -------------
                                                              10,417,214
                                                           -------------

       MACHINERY--0.6%
       Cummins, Inc...............................   9,500       852,435
                                                           -------------

       MEDIA--4.7%
       Comcast Corp. (Class A) (a)................  29,600       768,416
       R. H. Donnelley Corp. (a)..................   9,200       566,904
       The McGraw-Hill Cos., Inc..................  24,100     1,244,283
       The Walt Disney Co.........................  87,790     2,104,326
       Time Warner, Inc...........................  90,800     1,583,552
                                                           -------------
                                                               6,267,481
                                                           -------------

       METALS & MINING--1.3%
       Nucor Corp.................................  11,500       767,280
       Phelps Dodge Corp..........................   6,800       978,316
                                                           -------------
                                                               1,745,596
                                                           -------------

       MULTI-UTILITIES--0.6%
       Sempra Energy..............................  18,600       834,024
                                                           -------------

       MULTILINE RETAIL--0.5%
       Federated Department Stores, Inc...........  10,300       683,199
                                                           -------------

       OIL, GAS & CONSUMABLE FUELS--12.6%
       Amerada Hess Corp..........................  13,300     1,686,706
       Chevron Corp...............................  34,986     1,986,155
       ConocoPhillips.............................  56,200     3,269,716
       Devon Energy Corp..........................  19,500     1,219,530
       Exxon Mobil Corp........................... 109,400     6,144,998
       Kerr-McGee Corp............................  14,800     1,344,728
       Valero Energy Corp.........................  24,200     1,248,720
                                                           -------------
                                                              16,900,553
                                                           -------------

       PAPER & FOREST PRODUCTS--0.7%
       Louisiana-Pacific Corp.....................  35,000       961,450
                                                           -------------

       PHARMACEUTICALS--5.5%
       Merck & Co., Inc...........................  48,500     1,542,785
       Pfizer, Inc................................ 188,300     4,391,156
       Wyeth......................................  31,970     1,472,858
                                                           -------------
                                                               7,406,799
                                                           -------------

      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      REAL ESTATE--2.9%
      General Growth Properties, Inc. (REIT).....     30,500 $  1,433,195
      HRPT Properties Trust (REIT)...............     79,900      826,965
      Simon Property Group, Inc. (REIT)..........     21,400    1,639,882
                                                             ------------
                                                                3,900,042
                                                             ------------

      ROAD & RAIL--1.4%
      Burlington Northern Santa Fe Corp..........     26,000    1,841,320
                                                             ------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
      Freescale Semiconductor, Inc. (Class A) (a)     18,600      468,534
      Freescale Semiconductor, Inc. (Class B) (a)      9,400      236,598
                                                             ------------
                                                                  705,132
                                                             ------------

      SOFTWARE--0.7%
      Microsoft Corp.............................     34,750      908,713
                                                             ------------

      SPECIALTY RETAIL--1.1%
      AutoNation, Inc. (a).......................     36,200      786,626
      Barnes & Noble, Inc. (a)...................     14,461      617,051
                                                             ------------
                                                                1,403,677
                                                             ------------

      THRIFTS & MORTGAGE FINANCE--2.4%
      Countrywide Financial Corp.................     20,400      697,476
      Federal National Mortgage Association......     20,620    1,006,462
      Washington Mutual, Inc.....................     33,800    1,470,300
                                                             ------------
                                                                3,174,238
                                                             ------------

      TOBACCO--1.7%
      Altria Group, Inc..........................     30,100    2,249,072
                                                             ------------

      WIRELESS TELECOMMUNICATION SERVICES--0.9%
      Sprint Nextel Corp.........................     51,354    1,199,629
                                                             ------------
      Total Common Stock
       (Identified Cost $121,667,724)............             132,270,005
                                                             ------------

      SHORT TERM INVESTMENTS--2.2%
                                                     FACE
      SECURITY DESCRIPTION                          AMOUNT      VALUE*
      --------------------------------------------------------------------

      DISCOUNT NOTES--2.2%
      Federal National Mortgage Association
       3.500%, 01/03/06.......................... $2,900,000    2,899,436
                                                             ------------
      Total Short Term Investments
       (Amortized Cost $2,899,436)...............               2,899,436
                                                             ------------
      Total Investments--101.0%
       (Identified Cost $124,567,160) (b)........             135,169,441
      Liabilities in excess of other assets......              (1,324,719)
                                                             ------------
      TOTAL NET ASSETS--100%.....................            $133,844,722
                                                             ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $124,786,682 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $13,499,955 AND $(3,117,196), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                           NET
                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT     12/31/2005    DEPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
S&P 500 Index Futures. 3/16/2006      5     $1,589,952   $1,568,500      $(21,452)
                                                                         ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................            $135,169,441
        Cash.....................................                  61,179
        Receivable for:
         Fund shares sold........................                 124,794
         Accrued interest and dividends..........                 235,513
                                                             ------------
          Total Assets...........................             135,590,927
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $  149,419
         Securities purchased....................  1,450,245
         Futures variation margin................      6,625
        Accrued expenses:
         Management fees.........................     79,853
         Service and distribution fees...........     15,196
         Other expenses..........................     44,867
                                                  ----------
          Total Liabilities......................               1,746,205
                                                             ------------
      NET ASSETS.................................            $133,844,722
                                                             ============
        Net Assets Consists of:
         Capital paid in.........................            $114,014,102
         Undistributed net investment income.....               1,784,113
         Accumulated net realized gains..........               7,465,678
         Unrealized appreciation on investments
          and futures contracts..................              10,580,829
                                                             ------------
      NET ASSETS.................................            $133,844,722
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($38,850,422 divided by
       3,093,814 shares outstanding).............            $      12.56
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($36,725,242 divided by
       2,937,179 shares outstanding).............            $      12.50
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($58,269,058 divided by
       4,652,703 shares outstanding).............            $      12.52
                                                             ============
      Identified cost of investments.............            $124,567,160
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................              $ 2,944,424
        Interest...............................                   51,493
                                                             -----------
                                                               2,995,917
      EXPENSES
        Management fees........................ $   863,508
        Deferred expense reimbursement.........      24,000
        Service and distribution fees--Class B.      66,078
        Service and distribution fees--Class E.      88,622
        Directors' fees and expenses...........      22,263
        Custodian..............................      79,238
        Audit and tax services.................      24,258
        Legal..................................       2,364
        Printing...............................      31,746
        Insurance..............................       2,114
        Miscellaneous..........................       4,521
                                                -----------
        Total expenses.........................   1,208,712
        Expense reductions.....................     (28,501)   1,180,211
                                                -----------  -----------
      NET INVESTMENT INCOME....................                1,815,706
                                                             -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................  11,398,900
        Futures contracts--net.................      95,540   11,494,440
                                                -----------
      Unrealized depreciation on:
        Investments--net.......................  (5,988,856)
        Futures contracts--net.................     (21,452)  (6,010,308)
                                                -----------  -----------
      Net gain.................................                5,484,132
                                                             -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................              $ 7,299,838
                                                             ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  1,815,706  $  1,055,520
  Net realized gain......................................   11,494,440     3,374,984
  Unrealized appreciation (depreciation).................   (6,010,308)    7,332,003
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    7,299,838    11,762,507
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................     (368,702)            0
    Class B..............................................     (183,294)            0
    Class E..............................................     (506,615)            0
                                                          ------------  ------------
                                                            (1,058,611)            0
                                                          ------------  ------------
   Net realized gain
    Class A..............................................     (397,064)            0
    Class B..............................................     (240,573)            0
    Class E..............................................     (625,819)            0
                                                          ------------  ------------
                                                            (1,263,456)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (2,322,067)            0
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   16,279,118    38,600,872
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   21,256,889    50,363,379

NET ASSETS
  Beginning of the period................................  112,587,833    62,224,454
                                                          ------------  ------------
  End of the period...................................... $133,844,722  $112,587,833
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  1,784,113  $  1,055,520
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................    756,813  $  9,144,105   1,286,608  $ 14,179,446
  Reinvestments....................................     66,243       765,766           0             0
  Redemptions......................................   (806,644)   (9,794,697) (1,311,904)  (14,526,059)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................     16,412  $    115,174     (25,296) $   (346,613)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  1,891,148  $ 22,826,855   1,359,175  $ 15,231,237
  Reinvestments....................................     36,762       423,867           0             0
  Redemptions......................................   (306,813)   (3,727,418)    (48,828)     (545,419)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  1,621,097  $ 19,523,304   1,310,347  $ 14,685,818
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  1,129,889  $ 13,633,205   3,234,925  $ 35,653,140
  Reinvestments....................................     98,131     1,132,434           0             0
  Redemptions...................................... (1,497,577)  (18,124,999) (1,037,179)  (11,391,473)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (269,557) $ (3,359,360)  2,197,746  $ 24,261,667
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  1,367,952  $ 16,279,118   3,482,797  $ 38,600,872
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                         CLASS A
                                                                       ---------------------------------------
                                                                                                 MAY 1, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,       THROUGH
                                                                       ------------------------    DECEMBER 31,
                                                                         2005    2004     2003         2002
                                                                       -------  ------- -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.11  $ 10.67 $  7.95       $10.00
                                                                       -------  ------- -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.19     0.15    0.11         0.06
 Net realized and unrealized gain (loss) of investments...............    0.51     1.29    2.71        (2.06)
                                                                       -------  ------- -------       ------
 Total from investment operations.....................................    0.70     1.44    2.82        (2.00)
                                                                       -------  ------- -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.12)    0.00   (0.10)       (0.05)
 Distributions from net realized capital gains........................   (0.13)    0.00    0.00         0.00
                                                                       -------  ------- -------       ------
 Total distributions..................................................   (0.25)    0.00   (0.10)       (0.05)
                                                                       -------  ------- -------       ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.56  $ 12.11 $ 10.67       $ 7.95
                                                                       =======  ======= =======       ======
TOTAL RETURN (%)......................................................     6.0     13.4    35.7        (20.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.85     0.93    0.94         0.85 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.83     0.89      --           --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --    1.05         2.33 (c)
Ratio of net investment income to average net assets (%)..............    1.59     1.31    1.28         1.18 (c)
Portfolio turnover rate (%)...........................................     109       31      51           84 (c)
Net assets, end of period (000)....................................... $38,850  $37,259 $33,113       $4,642

                                                                                         CLASS B
                                                                       ---------------------------------------
                                                                                                 JULY 30, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,       THROUGH
                                                                       ------------------------    DECEMBER 31,
                                                                         2005    2004     2003         2002
                                                                       -------  ------- -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.07  $ 10.66 $  7.95       $ 8.30
                                                                       -------  ------- -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.13     0.08    0.04         0.03
 Net realized and unrealized gain (loss) of investments...............    0.53     1.33    2.76        (0.36)
                                                                       -------  ------- -------       ------
 Total from investment operations.....................................    0.66     1.41    2.80        (0.33)
                                                                       -------  ------- -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.10)    0.00   (0.09)       (0.02)
 Distributions from net realized capital gains........................   (0.13)    0.00    0.00         0.00
                                                                       -------  ------- -------       ------
 Total distributions..................................................   (0.23)    0.00   (0.09)       (0.02)
                                                                       -------  ------- -------       ------
NET ASSET VALUE, END OF PERIOD........................................ $ 12.50  $ 12.07 $ 10.66       $ 7.95
                                                                       =======  ======= =======       ======
TOTAL RETURN (%)......................................................     5.6     13.2    35.4         (4.0)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.10     1.18    1.19         1.10 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    1.08     1.14      --           --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --    1.30         2.58 (c)
Ratio of net investment income to average net assets (%)..............    1.38     1.46    1.02         0.93 (c)
Portfolio turnover rate (%)...........................................     109       31      51           84 (c)
Net assets, end of period (000)....................................... $36,725  $15,880 $    61       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                            CLASS E
                                                                                           -------------------------

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                           ------------------------
                                                                                             2005    2004     2003
                                                                                           -------  ------- -------
NET ASSET VALUE, BEGINNING OF PERIOD...................................................... $ 12.08  $ 10.66 $  7.95
                                                                                           -------  ------- -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................................................................    0.18     0.12    0.08
  Net realized and unrealized gain (loss) of investments..................................    0.49     1.30    2.72
                                                                                           -------  ------- -------
  Total from investment operations........................................................    0.67     1.42    2.80
                                                                                           -------  ------- -------
LESS DISTRIBUTIONS
  Distributions from net investment income................................................   (0.10)    0.00   (0.09)
  Distributions from net realized capital gains...........................................   (0.13)    0.00    0.00
                                                                                           -------  ------- -------
  Total distributions.....................................................................   (0.23)    0.00   (0.09)
                                                                                           -------  ------- -------
NET ASSET VALUE, END OF PERIOD............................................................ $ 12.52  $ 12.08 $ 10.66
                                                                                           =======  ======= =======
TOTAL RETURN (%)..........................................................................     5.7     13.3    35.4
Ratio of operating expenses to average net assets before expense reductions (%)...........    1.00     1.08    1.09
Ratio of operating expenses to average net assets after expense reductions (%) (d)........    0.98     1.04      --
Ratio of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%)....................................................      --       --    1.20
Ratio of net investment income to average net assets (%)..................................    1.44     1.21    1.14
Portfolio turnover rate (%)...............................................................     109       31      51
Net assets, end of period (000)........................................................... $58,269  $59,449 $29,051

                                                                                           ------------
                                                                                           MAY 1, 2002/(A)/
                                                                                               THROUGH
                                                                                            DECEMBER 31,
                                                                                                2002
                                                                                           ---------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.00
                                                                                               ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...................................................................       0.04
  Net realized and unrealized gain (loss) of investments..................................      (2.04)
                                                                                               ------
  Total from investment operations........................................................      (2.00)
                                                                                               ------
LESS DISTRIBUTIONS
  Distributions from net investment income................................................      (0.05)
  Distributions from net realized capital gains...........................................       0.00
                                                                                               ------
  Total distributions.....................................................................      (0.05)
                                                                                               ------
NET ASSET VALUE, END OF PERIOD............................................................     $ 7.95
                                                                                               ======
TOTAL RETURN (%)..........................................................................      (20.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...........       1.00 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)........         --
Ratio of operating expenses to average net assets without giving effect to the contractual
 expense agreement would have been (%)....................................................       2.48 (c)
Ratio of net investment income to average net assets (%)..................................       1.03 (c)
Portfolio turnover rate (%)...............................................................         84 (c)
Net assets, end of period (000)...........................................................     $4,911

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.7% OF TOTAL NET ASSETS



           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--1.6%
           General Dynamics Corp...............  75,000 $   8,553,750
                                                        -------------

           BEVERAGES--2.2%
           PepsiCo, Inc........................ 206,500    12,200,020
                                                        -------------

           BIOTECHNOLOGY--5.0%
           Amgen, Inc. (a)..................... 140,040    11,043,554
           Amylin Pharmaceuticals, Inc. (a) (b)  75,200     3,001,984
           Genentech, Inc. (a).................  59,700     5,522,250
           Genzyme Corp. (a) (b)............... 110,200     7,799,956
                                                        -------------
                                                           27,367,744
                                                        -------------

           CAPITAL MARKETS--3.8%
           Franklin Resources, Inc. (b)........ 105,616     9,928,960
           The Chicago Merchantile Exchange....  18,100     6,651,569
           The Goldman Sachs Group, Inc........  35,200     4,495,392
                                                        -------------
                                                           21,075,921
                                                        -------------

           CHEMICALS--1.6%
           Monsanto Co......................... 111,546     8,648,161
                                                        -------------

           COMMUNICATIONS EQUIPMENT--2.1%
           Corning, Inc. (a)................... 463,000     9,102,580
           QUALCOMM, Inc.......................  59,300     2,554,644
                                                        -------------
                                                           11,657,224
                                                        -------------

           COMPUTERS & PERIPHERALS--6.2%
           Apple Computer, Inc. (a)............ 120,900     8,691,501
           EMC Corp. (a)....................... 882,900    12,025,098
           Hewlett-Packard Co.................. 477,800    13,679,414
                                                        -------------
                                                           34,396,013
                                                        -------------

           CONSUMER FINANCE--4.8%
           American Express Co................. 284,600    14,645,516
           SLM Corp............................ 211,800    11,668,062
                                                        -------------
                                                           26,313,578
                                                        -------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
           Broadcom Corp. (Class A) (a)........  81,900     3,861,585
                                                        -------------

           ENERGY EQUIPMENT & SERVICES--3.0%
           GlobalSantaFe Corp.................. 195,400     9,408,510
           Schlumberger, Ltd...................  71,700     6,965,655
                                                        -------------
                                                           16,374,165
                                                        -------------

           FOOD & STAPLES RETAILING--2.2%
           CVS Corp............................ 261,800     6,916,756
           Walgreen Co. (b).................... 122,900     5,439,554
                                                        -------------
                                                           12,356,310
                                                        -------------

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES--3.5%
        St. Jude Medical, Inc. (a)............... 296,500 $  14,884,300
        Stryker Corp.............................  95,200     4,229,736
                                                          -------------
                                                             19,114,036
                                                          -------------

        HEALTH CARE PROVIDERS & SERVICES--7.3%
        Caremark Rx, Inc. (a).................... 105,500     5,463,845
        Humana, Inc. (a).........................  67,501     3,667,329
        Quest Diagnostics, Inc. (b).............. 124,600     6,414,408
        UnitedHealth Group, Inc.................. 270,714    16,822,168
        WellPoint, Inc. (a)......................  99,000     7,899,210
                                                          -------------
                                                             40,266,960
                                                          -------------

        HOTELS, RESTAURANTS & LEISURE--1.0%
        Marriott International, Inc. (Class A)...  42,400     2,839,528
        Starwood Hotels & Resorts Worldwide, Inc.
         (Class B)...............................  45,000     2,873,700
                                                          -------------
                                                              5,713,228
                                                          -------------

        HOUSEHOLD DURABLES--0.8%
        Harman International Industries, Inc. (b)  47,000     4,598,950
                                                          -------------

        HOUSEHOLD PRODUCTS--3.4%
        The Procter & Gamble Co.................. 327,200    18,938,336
                                                          -------------

        INDUSTRIAL CONGLOMERATES--4.9%
        General Electric Co...................... 769,859    26,983,558
                                                          -------------

        INTERNET SOFTWARE & SERVICES--6.9%
        Google, Inc. (Class A) (a)...............  52,015    21,578,943
        Yahoo!, Inc. (a)......................... 417,200    16,345,896
                                                          -------------
                                                             37,924,839
                                                          -------------

        IT SERVICES--1.4%
        Cognizant Technology Solutions Corp.
         (Class A) (a) (b)....................... 149,700     7,537,395
                                                          -------------

        MACHINERY--2.0%
        Danaher Corp............................. 195,900    10,927,302
                                                          -------------

        MEDIA--0.8%
        XM Satellite Radio Holdings, Inc. (a) (b) 153,800     4,195,664
                                                          -------------

        METALS & MINING--2.6%
        CONSOL Energy, Inc. (a) (b).............. 221,100    14,411,298
                                                          -------------

        MULTILINE RETAIL--3.0%
        Kohl's Corp. (a) (b)..................... 178,800     8,689,680
        Target Corp.............................. 138,400     7,607,848
                                                          -------------
                                                             16,297,528
                                                          -------------

        OIL, GAS & CONSUMABLE FUELS--4.7%
        EOG Resources, Inc....................... 164,400    12,062,028
        Exxon Mobil Corp.........................  77,406     4,347,895
        Newfield Expolration Co. (a) (b)......... 183,800     9,202,866
                                                          -------------
                                                             25,612,789
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    PHARMACEUTICALS--7.6%
    Allergan, Inc. (b).............................    37,945 $   4,096,542
    Johnson & Johnson..............................   237,300    14,261,730
    Medco Health Solutions, Inc. (a)...............    50,200     2,801,160
    Novartis AG (ADR) (b)..........................   190,200     9,981,696
    Sanofi-Aventis (ADR) (b).......................   137,400     6,031,860
    Teva Pharmaceutical Industries, Ltd. (ADR) (b).   104,300     4,485,943
                                                              -------------
                                                                 41,658,931
                                                              -------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.2%
    Freescale Semiconductor, Inc. (Class A) (a) (b)   208,100     5,242,039
    Intel Corp.....................................   235,663     5,882,149
    Marvell Technology Group, Ltd. (a).............    48,400     2,714,756
    Texas Instruments, Inc.........................   120,600     3,867,642
                                                              -------------
                                                                 17,706,586
                                                              -------------

    SOFTWARE--7.1%
    Adobe Systems, Inc. (a)........................   201,200     7,436,352
    Microsoft Corp................................. 1,035,300    27,073,094
    Salesforce.com, Inc. (a) (b)...................   148,800     4,769,040
                                                              -------------
                                                                 39,278,486
                                                              -------------

    SPECIALTY RETAIL--1.7%
    Chico's FAS, Inc. (a)..........................   102,400     4,498,432
    Staples, Inc. (b)..............................   215,350     4,890,599
                                                              -------------
                                                                  9,389,031
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--2.9%
    Coach, Inc. (a)................................   122,900     4,097,486
    NIKE, Inc. (Class B)...........................    50,200     4,356,858
    Polo Ralph Lauren Corp.........................   130,200     7,309,428
                                                              -------------
                                                                 15,763,772
                                                              -------------

    WIRELESS TELECOMMUNICATION SERVICES--0.7%
    American Tower Corp. (Class A) (a).............   149,800     4,059,580
                                                              -------------
    Total Common Stock
     (Identified Cost $459,844,940)................             543,182,740
                                                              -------------

        SHORT TERM INVESTMENTS--1.4%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        DISCOUNT NOTES--1.4%
        Federal National Mortgage Association
         3.500%, 01/03/06.................... $7,800,000 $   7,798,484
                                                         -------------
        Total Short Term Investments
         (Amortized Cost $7,798,484).........                7,798,484
                                                         -------------
        Total Investments--100.1%
         (Identified Cost $467,643,424) (c)..              550,981,224
        Liabilities in excess of other assets                 (488,319)
                                                         -------------
        TOTAL NET ASSETS--100%...............            $ 550,492,905
                                                         =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $33,764,977 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $34,674,258.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $468,449,212 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $86,777,055 AND $(4,245,043), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $ 550,981,224
        Cash..................................                    79,372
        Collateral for securities loaned......                34,674,258
        Receivable for:
         Fund shares sold.....................                   624,492
         Accrued interest and dividends.......                   441,485
                                                           -------------
          Total Assets........................               586,800,831
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 1,163,620
         Return of collateral for securities
          loaned..............................  34,674,258
        Accrued expenses:
         Management fees......................     347,264
         Service and distribution fees........      13,741
         Deferred Directors' fees.............      28,270
         Other expenses.......................      80,773
                                               -----------
          Total Liabilities...................                36,307,926
                                                           -------------
      NET ASSETS..............................             $ 550,492,905
                                                           =============
        Net Assets Consists of:
         Capital paid in......................             $ 691,626,664
         Undistributed net investment income..                   494,337
         Accumulated net realized losses......              (224,965,896)
         Unrealized appreciation on
          investments.........................                83,337,800
                                                           -------------
      NET ASSETS..............................             $ 550,492,905
                                                           =============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($468,531,788 divided by
       21,591,470 shares outstanding).........             $       21.70
                                                           =============
      CLASS B
      Net asset value and redemption price per
       share ($36,798,266 divided by
       1,722,638 shares outstanding)..........             $       21.36
                                                           =============
      CLASS E
      Net asset value and redemption price per
       share ($45,162,851 divided by
       2,099,227 shares outstanding)..........             $       21.51
                                                           =============
      Identified cost of investments..........             $ 467,643,424
                                                           =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 4,746,773(a)
        Interest...............................                 233,910(b)
                                                            -----------
                                                              4,980,683
      EXPENSES
        Management fees........................ $3,980,763
        Service and distribution fees--Class B.     78,014
        Service and distribution fees--Class E.     66,749
        Directors' fees and expenses...........     24,114
        Custodian..............................    135,150
        Audit and tax services.................     21,767
        Legal..................................     14,621
        Printing...............................    139,464
        Insurance..............................     11,518
        Miscellaneous..........................     10,322
                                                ----------
        Total expenses.........................  4,482,482
        Expense reductions.....................   (186,464)   4,296,018
                                                ----------  -----------
      NET INVESTMENT INCOME....................                 684,665
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              30,874,540
      Unrealized appreciation on:
        Investments--net.......................               3,691,656
                                                            -----------
      Net gain.................................              34,566,196
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $35,250,861
                                                            ===========

(a)NET OF FOREIGN TAXES OF $65,648.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $38,698.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $    684,665  $  2,192,212
  Net realized gain......................................   30,874,540    61,402,507
  Unrealized appreciation (depreciation).................    3,691,656   (15,127,902)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   35,250,861    48,466,817
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,005,932)            0
    Class B..............................................      (43,513)            0
    Class E..............................................     (125,307)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (2,174,752)            0
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (69,424,051)  (38,842,134)
                                                          ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................  (36,347,942)    9,624,683

NET ASSETS
  Beginning of the period................................  586,840,847   577,216,164
                                                          ------------  ------------
  End of the period...................................... $550,492,905  $586,840,847
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    494,337  $  2,139,538
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  3,340,014  $  67,343,900   4,377,237  $  82,651,664
  Reinvestments....................................    106,303      2,005,932           0              0
  Redemptions...................................... (6,932,487)  (139,604,414) (8,138,806)  (153,665,556)
                                                    ----------  -------------  ----------  -------------
  Net decrease..................................... (3,486,170) $ (70,254,582) (3,761,569) $ (71,013,892)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................    598,836  $  11,891,655   1,629,166  $  29,464,501
  Reinvestments....................................      2,339         43,513           0              0
  Redemptions......................................   (316,406)    (6,251,547)   (196,110)    (3,622,230)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    284,769  $   5,683,621   1,433,056  $  25,842,271
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................    303,301  $   6,021,019     722,082  $  13,600,671
  Reinvestments....................................      6,694        125,307           0              0
  Redemptions......................................   (550,750)   (10,999,416)   (388,316)    (7,271,184)
                                                    ----------  -------------  ----------  -------------
  Net increase (decrease)..........................   (240,755) $  (4,853,090)    333,766  $   6,329,487
                                                    ==========  =============  ==========  =============
  Decrease derived from capital share transactions. (3,442,156) $ (69,424,051) (1,994,747) $ (38,842,134)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004     2003      2002
                                                                                   --------  -------- --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  20.37  $  18.72 $  13.86  $  20.74
                                                                                   --------  -------- --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.04      0.08     0.00      0.01
  Net realized and unrealized gain (loss) of investments..........................     1.37      1.57     4.87     (6.89)
                                                                                   --------  -------- --------  --------
  Total from investment operations................................................     1.41      1.65     4.87     (6.88)
                                                                                   --------  -------- --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)     0.00    (0.01)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00     0.00      0.00
                                                                                   --------  -------- --------  --------
  Total distributions.............................................................    (0.08)     0.00    (0.01)     0.00
                                                                                   --------  -------- --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  21.70  $  20.37 $  18.72  $  13.86
                                                                                   ========  ======== ========  ========
TOTAL RETURN (%)..................................................................      7.0       8.8     35.2     (33.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80      0.80     0.82      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76      0.76     0.80        --
Ratio of net investment income to average net assets (%)..........................     0.15      0.39     0.00      0.05
Portfolio turnover rate (%).......................................................       76       190      167       243
Net assets, end of period (000)................................................... $468,532  $510,771 $539,840  $449,676

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  25.06
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00
  Net realized and unrealized gain (loss) of investments..........................    (2.91)
                                                                                   --------
  Total from investment operations................................................    (2.91)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)
  Distributions from net realized capital gains...................................    (1.34)
                                                                                   --------
  Total distributions.............................................................    (1.41)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  20.74
                                                                                   ========
TOTAL RETURN (%)..................................................................    (12.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.84
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.00
Portfolio turnover rate (%).......................................................       88
Net assets, end of period (000)................................................... $788,097

                                                                                                    CLASS B
                                                                                   --------------------------------------
                                                                                                            JULY 30, 2002/(A)/
                                                                                   YEAR ENDED DECEMBER 31,       THROUGH
                                                                                   -----------------------    DECEMBER 31,
                                                                                     2005    2004    2003         2002
                                                                                   -------  ------- ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.04  $ 18.46 $13.65       $14.64
                                                                                   -------  ------- ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................   (0.03)    0.07   0.00        (0.01)
  Net realized and unrealized gain (loss) of investments..........................    1.38     1.51   4.81        (0.98)
                                                                                   -------  ------- ------       ------
  Total from investment operations................................................    1.35     1.58   4.81        (0.99)
                                                                                   -------  ------- ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.03)    0.00   0.00         0.00
                                                                                   -------  ------- ------       ------
  Total distributions.............................................................   (0.03)    0.00   0.00         0.00
                                                                                   -------  ------- ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 21.36  $ 20.04 $18.46       $13.65
                                                                                   =======  ======= ======       ======
TOTAL RETURN (%)..................................................................     6.8      8.6   35.2         (6.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.05     1.05   1.07         1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.01     1.01   1.05           --
Ratio of net investment income (loss) to average net assets (%)...................   (0.10)    0.59  (0.04)       (0.24)(c)
Portfolio turnover rate (%).......................................................      76      190    167          243
Net assets, end of period (000)................................................... $36,798  $28,818 $   89       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005    2004     2003     2002
                                                                                   -------  ------- -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.19  $ 18.59 $ 13.78  $ 20.64
                                                                                   -------  ------- -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    0.00     0.06   (0.02)   (0.01)
  Net realized and unrealized gain (loss) of investments..........................    1.38     1.54    4.83    (6.85)
                                                                                   -------  ------- -------  -------
  Total from investment operations................................................    1.38     1.60    4.81    (6.86)
                                                                                   -------  ------- -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.06)    0.00    0.00     0.00
                                                                                   -------  ------- -------  -------
  Total distributions.............................................................   (0.06)    0.00    0.00     0.00
                                                                                   -------  ------- -------  -------
NET ASSET VALUE, END OF PERIOD.................................................... $ 21.51  $ 20.19 $ 18.59  $ 13.78
                                                                                   =======  ======= =======  =======
TOTAL RETURN (%)..................................................................     6.9      8.6    34.9    (33.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.95     0.95    0.97     0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.91     0.91    0.95       --
Ratio of net investment income (loss) to average net assets (%)...................    0.00     0.29   (0.14)   (0.06)
Portfolio turnover rate (%).......................................................      76      190     167      243
Net assets, end of period (000)................................................... $45,163  $47,251 $37,288  $15,218

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $23.50
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................       0.00
  Net realized and unrealized gain (loss) of investments..........................      (2.86)
                                                                                       ------
  Total from investment operations................................................      (2.86)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $20.64
                                                                                       ======
TOTAL RETURN (%)..................................................................      (12.2)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................       0.00 (c)
Portfolio turnover rate (%).......................................................         88
Net assets, end of period (000)...................................................     $4,994

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.2% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--1.8%
          The Boeing Co........................  11,600 $     814,784
          United Technologies Corp............. 148,540     8,304,871
                                                        -------------
                                                            9,119,655
                                                        -------------

          AIR FREIGHT & LOGISTICS--1.0%
          United Parcel Service, Inc. (Class B)  70,800     5,320,620
                                                        -------------

          BEVERAGES--2.4%
          Anheuser-Busch Cos., Inc.............  76,400     3,282,144
          PepsiCo, Inc......................... 108,400     6,404,272
          The Coca-Cola Co.....................  43,200     1,741,392
          The Pepsi Bottling Group, Inc........  39,600     1,132,956
                                                        -------------
                                                           12,560,764
                                                        -------------

          BIOTECHNOLOGY--1.2%
          Amgen, Inc. (a)......................  37,300     2,941,478
          ImClone Systems, Inc. (a)............  63,700     2,181,088
          Millennium Pharmaceuticals, Inc. (a). 125,400     1,216,380
                                                        -------------
                                                            6,338,946
                                                        -------------

          BUILDING PRODUCTS--0.8%
          American Standard Cos., Inc. (a)..... 106,200     4,242,690
                                                        -------------

          CAPITAL MARKETS--0.6%
          Capital One Financial Corp...........  13,700     1,183,680
          State Street Corp....................  14,500       803,880
          The Goldman Sachs Group, Inc.........   6,900       881,199
                                                        -------------
                                                            2,868,759
                                                        -------------

          CHEMICALS--1.3%
          Air Products & Chemicals, Inc........  31,600     1,870,404
          Huntsman Corp........................  97,400     1,677,228
          Methanex Corp........................  49,700       931,378
          The Dow Chemical Co..................  56,300     2,467,066
                                                        -------------
                                                            6,946,076
                                                        -------------

          COMMERCIAL BANKS--3.0%
          Fifth Third Bancorp..................  47,500     1,791,700
          Golden West Financial Corp...........  24,000     1,584,000
          Hudson City Bancorp, Inc............. 189,700     2,299,164
          Wells Fargo & Co..................... 158,800     9,977,404
                                                        -------------
                                                           15,652,268
                                                        -------------

          COMMERCIAL SERVICES & SUPPLIES--0.6%
          Allied Waste Industries, Inc. (a).... 143,500     1,254,190
          Checkfree Corp. (a)..................  18,300       839,970
          Monster Worldwide, Inc. (a)..........  27,400     1,118,468
                                                        -------------
                                                            3,212,628
                                                        -------------

          COMMUNICATIONS EQUIPMENT--3.0%
          Cisco Systems, Inc. (a).............. 448,170     7,672,670
          Corning, Inc. (a).................... 211,000     4,148,260
          JDS Uniphase Corp. (a)............... 299,500       706,820
          QUALCOMM, Inc........................  64,000     2,757,120
                                                        -------------
                                                           15,284,870
                                                        -------------

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS--2.9%
       Hewlett-Packard Co..........................  66,800 $   1,912,484
       International Business Machines Corp........  26,000     2,137,200
       Lexmark International, Inc. (Class A) (a)...  41,400     1,855,962
       SanDisk Corp. (a)........................... 110,400     6,935,328
       Seagate Technology..........................  61,800     1,235,382
       Sun Microsystems, Inc. (a).................. 255,600     1,070,964
                                                            -------------
                                                               15,147,320
                                                            -------------

       CONSTRUCTION & ENGINEERING--1.3%
       Fluor Corp..................................  87,900     6,791,154
                                                            -------------

       CONSUMER FINANCE--2.7%
       SLM Corp.................................... 250,000    13,772,500
                                                            -------------

       DIVERSIFIED FINANCIAL SERVICES--2.5%
       AmeriCredit Corp. (a).......................  42,600     1,091,838
       JPMorgan Chase & Co......................... 302,172    11,993,207
                                                            -------------
                                                               13,085,045
                                                            -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
       AT&T, Inc...................................  52,077     1,275,366
       Qwest Communications International, Inc. (a) 384,000     2,169,600
       Verizon Communications, Inc.................  91,438     2,754,112
                                                            -------------
                                                                6,199,078
                                                            -------------

       ELECTRIC UTILITIES--0.8%
       Exelon Corp.................................  18,500       983,090
       The AES Corp. (a)........................... 188,600     2,985,538
                                                            -------------
                                                                3,968,628
                                                            -------------

       ELECTRICAL EQUIPMENT--0.9%
       Cooper Industries, Ltd. (Class A)...........  48,000     3,504,000
       Emerson Electric Co.........................  13,000       971,100
                                                            -------------
                                                                4,475,100
                                                            -------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
       Agilent Technologies, Inc. (a)..............  35,305     1,175,304
       Flextronics International, Ltd.............. 263,800     2,754,072
       Jabil Circuit, Inc. (a)..................... 103,400     3,835,106
       Thermo Electron Corp. (a)...................  38,600     1,163,018
                                                            -------------
                                                                8,927,500
                                                            -------------

       ENERGY EQUIPMENT & SERVICES--3.0%
       Baker Hughes, Inc...........................  33,100     2,011,818
       BJ Services Co..............................  44,100     1,617,147
       Halliburton Co..............................  25,300     1,567,588
       Schlumberger, Ltd...........................  58,700     5,702,705
       Transocean, Inc. (a)........................  24,800     1,728,312
       Weatherford International, Ltd. (a).........  84,200     3,048,040
                                                            -------------
                                                               15,675,610
                                                            -------------

       FOOD & STAPLES RETAILING--0.6%
       Sysco Corp.................................. 101,200     3,142,260
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       FOOD PRODUCTS--2.1%
       Campbell Soup Co...........................  91,200 $   2,715,024
       Kraft Foods, Inc. (Class A)................ 107,100     3,013,794
       Sara Lee Corp..............................  65,300     1,234,170
       Unilever NV................................  54,000     3,707,100
                                                           -------------
                                                              10,670,088
                                                           -------------

       GAS UTILITIES--0.0%
       Kinder Morgan Management, LLC..............   3,286       149,382
                                                           -------------

       HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
       Baxter International, Inc..................  86,600     3,260,490
       Medtronic, Inc.............................  55,800     3,212,406
                                                           -------------
                                                               6,472,896
                                                           -------------

       HEALTH CARE PROVIDERS & SERVICES--3.9%
       AmerisourceBergen Corp.....................  79,000     3,270,600
       DaVita, Inc. (a)...........................  66,400     3,362,496
       Lincare Holdings, Inc. (a).................  48,900     2,049,399
       McKesson Corp..............................  71,100     3,668,049
       Omnicare, Inc..............................  33,200     1,899,704
       WellPoint, Inc. (a)........................  74,000     5,904,460
                                                           -------------
                                                              20,154,708
                                                           -------------

       HOTELS, RESTAURANTS & LEISURE--1.1%
       Carnival Corp..............................  48,600     2,598,642
       Las Vegas Sands Corp. (a)..................  24,100       951,227
       McDonald's Corp............................  23,600       795,792
       Starwood Hotels & Resorts Worldwide, Inc.
        (Class B).................................  21,200     1,353,832
                                                           -------------
                                                               5,699,493
                                                           -------------

       HOUSEHOLD DURABLES--0.3%
       Leggett & Platt, Inc.......................  57,300     1,315,608
                                                           -------------

       HOUSEHOLD PRODUCTS--0.6%
       The Procter & Gamble Co....................  52,100     3,015,548
                                                           -------------

       INDUSTRIAL CONGLOMERATES--3.5%
       General Electric Co........................ 432,700    15,166,135
       Siemens AG (ADR)...........................  13,000     1,112,670
       Tyco International, Ltd....................  67,000     1,933,620
                                                           -------------
                                                              18,212,425
                                                           -------------

       INSURANCE--2.9%
       American International Group, Inc..........  67,500     4,605,525
       Berkshire Hathaway, Inc. (Class A) (a).....      45     3,987,900
       RenaissanceRe Holdings, Ltd................   5,400       238,194
       The Chubb Corp.............................  22,100     2,158,065
       The Hartford Financial Services Group, Inc.  19,800     1,700,622
       XL Capital, Ltd. (Class A).................  32,800     2,210,064
                                                           -------------
                                                              14,900,370
                                                           -------------

       INTERNET & CATALOG RETAIL--0.7%
       Amazon.com, Inc. (a).......................  18,800       886,420
       eBay, Inc. (a).............................  66,500     2,876,125
                                                           -------------
                                                               3,762,545
                                                           -------------

     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     INTERNET SOFTWARE & SERVICES--1.4%
     Expedia, Inc. (a)...............................  44,250 $   1,060,230
     Google, Inc. (Class A) (a)......................  10,000     4,148,600
     IAC/InterActiveCorp.............................   5,500       155,705
     Yahoo!, Inc. (a)................................  43,100     1,688,658
                                                              -------------
                                                                  7,053,193
                                                              -------------

     IT SERVICES--1.2%
     Accenture, Ltd. (Class A) (a)...................  38,000     1,097,060
     Affiliated Computer Services, Inc. (Class A) (a)  64,700     3,828,946
     Automatic Data Processing, Inc..................  30,900     1,418,001
                                                              -------------
                                                                  6,344,007
                                                              -------------

     MACHINERY--1.4%
     Danaher Corp....................................  66,300     3,698,214
     Illinois Tool Works, Inc........................  42,600     3,748,374
                                                              -------------
                                                                  7,446,588
                                                              -------------

     MEDIA--2.5%
     Cablevision Systems Corp. (Class A) (a).........  42,032       986,491
     CCE Spinco, Inc.................................   9,563       125,269
     Clear Channel Communications, Inc...............  76,500     2,405,925
     Comcast Corp. (Class A) (a).....................  33,400       867,064
     Omnicom Group, Inc..............................  14,300     1,217,359
     The DIRECTV Group, Inc. (a).....................  25,900       365,708
     The Walt Disney Co..............................   9,900       237,303
     Time Warner, Inc................................ 183,200     3,195,008
     Viacom, Inc. (Class B)..........................  99,500     3,243,700
                                                              -------------
                                                                 12,643,827
                                                              -------------

     METALS & MINING--1.7%
     Alcoa, Inc...................................... 172,816     5,110,169
     Arch Coal, Inc..................................  12,900     1,025,550
     Barrick Gold Corp...............................  26,500       738,555
     Newmont Mining Corp.............................  33,000     1,762,200
                                                              -------------
                                                                  8,636,474
                                                              -------------

     MULTI-UTILITIES--0.1%
     Duke Energy Co..................................  24,000       658,800
                                                              -------------

     MULTILINE RETAIL--1.7%
     Costco Wholesale Corp...........................  43,500     2,151,945
     Dollar Tree Stores, Inc. (a)....................  90,500     2,166,570
     Target Corp.....................................  78,300     4,304,151
                                                              -------------
                                                                  8,622,666
                                                              -------------

     OIL, GAS & CONSUMABLE FUELS--4.1%
     Chevron Corp....................................  54,773     3,109,463
     Exxon Mobil Corp................................ 106,800     5,998,956
     Kinder Morgan, Inc..............................  21,666     1,992,189
     Royal Dutch Shell, Plc. (ADR) (A Shares)........ 155,600     9,567,844
     Royal Dutch Shell, Plc. (ADR) (B Shares)........  11,107       716,735
                                                              -------------
                                                                 21,385,187
                                                              -------------

     PAPER & FOREST PRODUCTS--0.3%
     International Paper Co..........................  51,900     1,744,359
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     PERSONAL PRODUCTS--1.3%
     Avon Products, Inc............................. 243,100 $   6,940,505
                                                             -------------

     PHARMACEUTICALS--10.0%
     Allergan, Inc.................................. 100,800    10,882,368
     AstraZeneca, Plc. (ADR)........................ 277,000    13,462,200
     Eli Lilly & Co.................................  52,400     2,965,316
     Endo Pharmaceuticals Holdings..................  31,900       965,294
     Forest Laboratories, Inc. (a).................. 299,200    12,171,456
     Medco Health Solutions, Inc. (a)...............  59,300     3,308,940
     Pfizer, Inc....................................  80,400     1,874,928
     Sepracor, Inc. (a).............................  22,300     1,150,680
     Teva Pharmaceutical Industries, Ltd. (ADR)..... 117,900     5,070,879
                                                             -------------
                                                                51,852,061
                                                             -------------

     REAL ESTATE--0.3%
     General Growth Properties, Inc. (REIT).........  30,880     1,451,051
                                                             -------------

     ROAD & RAIL--0.2%
     Union Pacific Corp.............................   9,500       764,845
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.5%
     Altera Corp. (a)............................... 324,300     6,009,279
     Applied Materials, Inc......................... 402,400     7,219,056
     Applied Micro Circuits Corp. (a)............... 314,400       808,008
     ASML Holding NV(a).............................  53,100     1,066,248
     Credence Systems Corp.(a)......................  60,500       421,080
     Fairchild Semiconductor International, Inc. (a)  76,400     1,291,924
     Freescale Semiconductor, Inc. (Class A) (a).... 125,600     3,163,864
     Intel Corp.....................................  92,200     2,301,312
     International Rectifier Corp. (a).............. 103,100     3,288,890
     KLA-Tencor Corp................................ 150,100     7,404,433
     Linear Technology Corp.........................  49,500     1,785,465
     Teradyne, Inc. (a)............................. 107,900     1,572,103
     Xilinx, Inc.................................... 102,900     2,594,109
                                                             -------------
                                                                38,925,771
                                                             -------------

     SOFTWARE--4.0%
     Adobe Systems, Inc. (a)........................ 125,100     4,623,696
     Microsoft Corp................................. 406,700    10,635,205
     SAP AG (ADR)................................... 115,000     5,183,050
                                                             -------------
                                                                20,441,951
                                                             -------------

     SPECIALTY RETAIL--2.8%
     AutoNation, Inc. (a)...........................  32,100       697,533
     Lowe's Cos., Inc............................... 160,100    10,672,266
     RadioShack Corp................................  42,200       887,466
     Williams-Sonoma, Inc. (a)......................  50,200     2,166,130
                                                             -------------
                                                                14,423,395
                                                             -------------

     THRIFTS & MORTGAGE FINANCE--4.6%
     Federal Home Loan Mortgage Corp................  89,200     5,829,220
     Federal National Mortgage Association.......... 108,300     5,286,123
     Washington Mutual, Inc......................... 284,300    12,367,050
                                                             -------------
                                                                23,482,393
                                                             -------------

    SECURITY DESCRIPTION                            SHARES        VALUE*
    ------------------------------------------------------------------------

    TOBACCO--1.7%
    Altria Group, Inc............................     115,100 $   8,600,272
                                                              -------------

    WIRELESS TELECOMMUNICATION SERVICES--1.7%
    American Tower Corp. (Class A) (a)...........      36,100       978,310
    Sprint Nextel Corp...........................     334,550     7,815,086
                                                              -------------
                                                                  8,793,396
                                                              -------------
    Total Common Stock
     (Identified Cost $440,441,682)..............               507,295,275
                                                              -------------

    SHORT TERM INVESTMENTS--1.9%
                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT        VALUE*
    ------------------------------------------------------------------------

    REPURCHASE AGREEMENT--1.9%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 2.05% to be repurchased at
     $10,021,282 on 01/03/06, collateralized by
     $10,155,000 U.S. Treasury Note
     4.25% due 08/15/15 with a value of
     $10,223,648................................. $10,019,000    10,019,000
                                                              -------------
    Total Short Term Investments
     (Amortized Cost $10,019,000)................                10,019,000
                                                              -------------
    Total Investments--100.1%
     (Identified Cost $450,460,682) (b)..........               517,314,275
    Liabilities in excess of other assets........                  (618,382)
                                                              -------------
    TOTAL NET ASSETS--100%.......................             $ 516,695,893
                                                              =============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $451,084,304 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $82,431,288 AND $(16,201,317), RESPECTIVELY.
(ADR)--  ANAMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN
           BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--  AREAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT
           INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $517,314,275
         Cash.....................................                10,888
         Receivable for:
          Securities sold.........................               169,756
          Fund shares sold........................                76,186
          Accrued interest and dividends..........               579,942
          Foreign taxes...........................                13,243
                                                            ------------
           Total Assets...........................           518,164,290
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $416,151
          Securities purchased....................  654,908
          Withholding taxes.......................      820
         Accrued expenses:
          Management fees.........................  296,221
          Service and distribution fees...........   19,051
          Deferred Directors' fees................    4,056
          Other expenses..........................   77,190
                                                   --------
           Total Liabilities......................             1,468,397
                                                            ------------
       NET ASSETS.................................          $516,695,893
                                                            ============
         Net Assets Consists of:
          Capital paid in.........................          $450,754,296
          Undistributed net investment income.....             3,449,913
          Accumulated net realized losses.........            (4,361,909)
          Unrealized appreciation on investments..            66,853,593
                                                            ------------
       NET ASSETS.................................          $516,695,893
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($426,968,382 divided by
        34,617,743 shares outstanding)............          $      12.33
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($89,727,511 divided by
        7,311,486 shares outstanding).............          $      12.27
                                                            ============
       Identified cost of investments.............          $450,460,682
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 7,203,544(a)
        Interest...............................                 133,698
                                                            -----------
                                                              7,337,242
      EXPENSES
        Management fees........................ $3,372,518
        Service and distribution fees--Class B.    193,051
        Directors' fees and expenses...........     22,455
        Custodian..............................    117,286
        Audit and tax services.................     21,767
        Legal..................................     13,776
        Printing...............................    127,004
        Insurance..............................      9,077
        Miscellaneous..........................     11,135
                                                ----------
        Total expenses.........................  3,888,069
        Expense reductions.....................    (37,527)   3,850,542
                                                ----------  -----------
      NET INVESTMENT INCOME....................               3,486,700
                                                            -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................              26,588,995

      Unrealized depreciation on:
        Investments--net.......................              (2,013,059)
                                                            -----------
      Net gain.................................              24,575,936
                                                            -----------
      NET INCREASE IN NET ASSETS
       FROM OPERATIONS.........................             $28,062,636
                                                            ===========

(a)NET OF FOREIGN TAXES OF $141,905.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,486,700  $  2,954,303
  Net realized gain.................................................   26,588,995    24,263,612
  Unrealized appreciation (depreciation)............................   (2,013,059)   23,824,721
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   28,062,636    51,042,636
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (112,272)   (4,475,104)
    Class B.........................................................            0      (466,474)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (112,272)   (4,941,578)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (35,632,836)   97,990,337
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (7,682,472)  144,091,395

NET ASSETS
  Beginning of the period...........................................  524,378,365   380,286,970
                                                                     ------------  ------------
  End of the period................................................. $516,695,893  $524,378,365
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  3,449,913  $     82,982
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,616,243  $ 18,923,772   1,218,348  $ 13,152,515
  Shares issued through acquisition...........................          0             0   9,612,487    97,837,967
  Reinvestments...............................................     10,216       112,272     403,072     4,475,104
  Redemptions................................................. (6,118,776)  (71,141,702) (4,669,341)  (51,561,002)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (4,492,317) $(52,105,658)  6,564,566  $ 63,904,584
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,457,946  $ 28,478,625   2,953,353  $ 32,254,619
  Shares issued through acquisition...........................          0             0     941,307     8,812,008
  Reinvestments...............................................          0             0      42,116       466,474
  Redemptions................................................. (1,033,651)  (12,005,803)   (686,519)   (7,447,348)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,424,295  $ 16,472,822   3,250,257  $ 34,085,753
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (3,068,022) $(35,632,836)  9,814,823  $ 97,990,337
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                   --------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                       2005       2004      2003
                                                                                   --------     --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  11.66     $  10.81  $   7.90
                                                                                   --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.09         0.09      0.07
  Net realized and unrealized gain (loss) of investments..........................     0.58         0.91      2.89
                                                                                   --------     --------  --------
  Total from investment operations................................................     0.67         1.00      2.96
                                                                                   --------     --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.00)(e)    (0.15)    (0.05)
                                                                                   --------     --------  --------
  Total distributions.............................................................     0.00        (0.15)    (0.05)
                                                                                   --------     --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.33     $  11.66  $  10.81
                                                                                   ========     ========  ========
TOTAL RETURN (%)..................................................................      5.8          9.3      37.7
Ratio of operating expenses to average net assets before expense reductions (%)...     0.73         0.75      0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.73         0.74      0.74
Ratio of net investment income to average net assets (%)..........................     0.73         0.77      0.65
Portfolio turnover rate (%).......................................................       29           45        27
Net assets, end of period (000)................................................... $426,968     $455,938  $351,867

                                                                                   ------------
                                                                                   MAY 1, 2002/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2002
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00
                                                                                      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.05
  Net realized and unrealized gain (loss) of investments..........................       (2.15)
                                                                                      --------
  Total from investment operations................................................       (2.10)
                                                                                      --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................        0.00
                                                                                      --------
  Total distributions.............................................................        0.00
                                                                                      --------
NET ASSET VALUE, END OF PERIOD....................................................    $   7.90
                                                                                      ========
TOTAL RETURN (%)..................................................................       (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)
Portfolio turnover rate (%).......................................................          30 (c)
Net assets, end of period (000)...................................................    $309,078

                                                                                                    CLASS B
                                                                                   -------------------------------------
                                                                                                             MAY 1, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,      THROUGH
                                                                                   ------------------------   DECEMBER 31,
                                                                                    2005     2004     2003        2002
                                                                                   ------- -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 11.63 $ 10.78  $  7.89      $10.00
                                                                                   ------- -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.06    0.07     0.04        0.02
  Net realized and unrealized gain (loss) of investments..........................    0.58    0.90     2.90       (2.13)
                                                                                   ------- -------  -------      ------
  Total from investment operations................................................    0.64    0.97     2.94       (2.11)
                                                                                   ------- -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    0.00   (0.12)   (0.05)       0.00
                                                                                   ------- -------  -------      ------
  Total distributions.............................................................    0.00   (0.12)   (0.05)       0.00
                                                                                   ------- -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 12.27 $ 11.63  $ 10.78      $ 7.89
                                                                                   ======= =======  =======      ======
TOTAL RETURN (%)..................................................................     5.5     9.0     37.4       (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.98    1.00     1.01        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.98    0.99     0.99        0.85 (c)
Ratio of net investment income to average net assets (%)..........................    0.48    0.56     0.39        0.63 (c)
Portfolio turnover rate (%).......................................................      29      45       27          30 (c)
Net assets, end of period (000)................................................... $89,728 $68,440  $28,420      $9,157

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.
(e)  DISTRIBUTIONS FOR THE PERIOD WERE LESS THAN $0.01.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.7% OF TOTAL NET ASSETS


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      AIR FREIGHT & LOGISTICS--0.7%
      United Parcel Service, Inc. (Class B) (a)   273,100 $    20,523,465
                                                          ---------------

      AUTOMOBILES--1.0%
      Harley-Davidson, Inc. (a)................   598,000      30,791,020
                                                          ---------------

      BEVERAGES--1.9%
      Diageo, Plc. (ADR) (a)...................   685,100      39,941,330
      Heineken Holding (EUR)...................   660,443      19,407,288
                                                          ---------------
                                                               59,348,618
                                                          ---------------

      CAPITAL MARKETS--2.0%
      Ameriprise Financial, Inc................   794,680      32,581,880
      Morgan Stanley...........................   359,210      20,381,575
      State Street Corp........................   189,100      10,483,704
                                                          ---------------
                                                               63,447,159
                                                          ---------------

      COMMERCIAL BANKS--11.1%
      Commerce Bancorp, Inc. (a)...............   336,700      11,585,847
      Fifth Third Bancorp. (a).................   545,901      20,591,386
      Golden West Financial Corp. (a).......... 1,617,700     106,768,200
      HSBC Holdings, Plc. (GBP)................ 5,568,280      89,292,577
      Lloyds TSB Group, Plc. (ADR) (a).........   713,600      24,119,680
      Wells Fargo & Co......................... 1,509,400      94,835,602
                                                          ---------------
                                                              347,193,292
                                                          ---------------

      COMMERCIAL SERVICES & SUPPLIES--3.8%
      H&R Block, Inc........................... 1,691,600      41,528,780
      Iron Mountain, Inc. (a) (b).............. 1,105,900      46,691,098
      The Dun & Bradstreet Corp. (a) (b).......   333,800      22,351,248
      WPP Group Plc. (a).......................   166,200       8,974,800
                                                          ---------------
                                                              119,545,926
                                                          ---------------

      COMMUNICATIONS EQUIPMENT--0.3%
      Nokia Corp. (ADR)........................   459,000       8,399,700
                                                          ---------------

      COMPUTERS & PERIPHERALS--2.3%
      Dell, Inc. (b)...........................   953,400      28,592,466
      Hewlett-Packard Co.......................   631,800      18,088,434
      Lexmark International, Inc. (Class A) (b)   560,600      25,131,698
                                                          ---------------
                                                               71,812,598
                                                          ---------------

      CONSTRUCTION MATERIALS--1.8%
      Martin Marietta Materials, Inc. (a)......   366,200      28,094,864
      Vulcan Materials Co. (a).................   409,300      27,730,075
                                                          ---------------
                                                               55,824,939
                                                          ---------------

      CONSUMER FINANCE--5.4%
      American Express Co...................... 3,300,900     169,864,314
                                                          ---------------

      CONTAINERS & PACKAGING--2.2%
      Sealed Air Corp. (b)..................... 1,240,700      69,690,119
                                                          ---------------

     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES--8.5%
     Citigroup, Inc............................. 1,811,673 $    87,920,491
     JPMorgan Chase & Co. (a)................... 2,931,308     116,343,614
     Moody's Corp. (a)..........................   834,400      51,248,848
     Principal Financial Group, Inc. (a)........   240,600      11,411,658
                                                           ---------------
                                                               266,924,611
                                                           ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
     NTL, Inc. (a) (b)..........................   105,500       7,182,440
     Telewest Global, Inc. (b)..................   532,200      12,677,004
                                                           ---------------
                                                                19,859,444
                                                           ---------------

     ENERGY EQUIPMENT & SERVICES--0.9%
     Transocean, Inc. (b).......................   409,700      28,551,993
                                                           ---------------

     FOOD & STAPLES RETAILING--1.4%
     Wal-Mart Stores, Inc.......................   964,300      45,129,240
                                                           ---------------

     FOOD PRODUCTS--0.9%
     Hershey Co.................................   493,100      27,243,775
                                                           ---------------

     HEALTH CARE PROVIDERS & SERVICES--3.4%
     Cardinal Health, Inc. (a)..................   469,100      32,250,625
     Caremark Rx, Inc. (b)......................   717,300      37,148,967
     HCA, Inc...................................   750,400      37,895,200
                                                           ---------------
                                                               107,294,792
                                                           ---------------

     HOUSEHOLD DURABLES--0.2%
     Hunter Douglas NV (EUR)....................   111,351       6,060,868
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--4.2%
     China Merchants Holdings International Co.,
      Ltd. (HKD)................................ 5,091,500      11,003,951
     Tyco International, Ltd.................... 4,213,589     121,604,178
                                                           ---------------
                                                               132,608,129
                                                           ---------------

     INSURANCE--17.1%
     American International Group, Inc.......... 2,197,007     149,901,788
     Aon Corp...................................   807,700      29,036,815
     Berkshire Hathaway, Inc. (Class A) (a) (b).     1,043      92,430,660
     Berkshire Hathaway, Inc. (Class B) (b).....     1,256       3,686,988
     Everest Re Group, Ltd......................    56,900       5,709,915
     Loews Corp.................................   690,700      65,512,895
     Markel Corp. (a) (b).......................     7,500       2,377,875
     Marsh & McLennan Cos., Inc.................   777,300      24,687,048
     Sun Life Financial, Inc....................   139,300       5,590,109
     The Chubb Corp.............................   158,400      15,467,760
     The Progressive Corp.......................   889,000     103,817,420
     Transatlantic Holdings, Inc................   590,456      39,678,643
                                                           ---------------
                                                               537,897,916
                                                           ---------------

     INTERNET SOFTWARE & SERVICES--0.4%
     Expedia, Inc. (a) (b)......................   220,899       5,292,740
     IAC/InterActiveCorp (a)....................   220,899       6,253,651
                                                           ---------------
                                                                11,546,391
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       MARINE--0.6%
       Cosco Pacific, Ltd. (HKD).............. 4,417,200 $     8,008,267
       Kuehne & Nagel International AG (CHF)..    35,511      10,013,715
                                                         ---------------
                                                              18,021,982
                                                         ---------------

       MEDIA--3.4%
       Comcast Corp. (Special Class A) (b).... 2,575,955      66,176,284
       Gannett Co., Inc.......................   152,500       9,236,925
       Lagardere S.C.A. (EUR) (a).............   401,577      30,913,243
                                                         ---------------
                                                             106,326,452
                                                         ---------------

       MULTILINE RETAIL--3.6%
       Costco Wholesale Corp. (a)............. 2,311,300     114,340,011
                                                         ---------------

       OIL, GAS & CONSUMABLE FUELS--9.7%
       ConocoPhillips......................... 1,490,008      86,688,665
       Devon Energy Corp. (a)................. 1,363,616      85,280,545
       EOG Resources, Inc..................... 1,099,000      80,633,630
       Occidental Petroleum Corp..............   636,000      50,803,680
                                                         ---------------
                                                             303,406,520
                                                         ---------------

       PERSONAL PRODUCTS--0.8%
       Avon Products, Inc.....................   915,400      26,134,670
                                                         ---------------

       REAL ESTATE--1.6%
       CenterPoint Properties Trust (REIT) (a)    73,100       3,616,988
       General Growth Properties, Inc. (REIT). 1,008,178      47,374,284
                                                         ---------------
                                                              50,991,272
                                                         ---------------

       SOFTWARE--1.1%
       Microsoft Corp......................... 1,384,800      36,212,520
                                                         ---------------

       TOBACCO--5.5%
       Altria Group, Inc...................... 2,302,900     172,072,688
                                                         ---------------

       WIRELESS TELECOMMUNICATION SERVICES--0.3%
       SK Telecom Co., Ltd. (ADR) (a).........   534,100      10,836,889
                                                         ---------------
       Total Common Stock
        (Identified Cost $2,298,663,462)......             3,037,901,313
                                                         ---------------

      SHORT TERM INVESTMENTS--3.3%
                                                FACE
      SECURITY DESCRIPTION                     AMOUNT         VALUE*
      -------------------------------------------------------------------

      COMMERCIAL PAPER--3.3%
      Clipper Receivables Corp.
       4.200%, 01/03/06.................... $ 13,120,000 $    13,116,939
      San Paolo U.S. Financial Corp.
       4.320%, 01/03/06....................   20,000,000      19,995,200
       4.330%, 01/05/06....................   30,000,000      29,985,567
      Three Pillars Funding Corp.
       4.380%, 01/03/06....................   21,892,000      21,886,673
      UBS Americas, Inc.
       4.190%, 01/03/06....................   19,000,000      18,995,577
                                                         ---------------
      Total Short Term Investments
       (Amortized Cost $103,979,956).......                  103,979,956
                                                         ---------------
      Total Investments--100.0%
       (Identified Cost $2,402,643,418) (c)                3,141,881,269
      Liabilities in excess of other assets                     (763,915)
                                                         ---------------
      TOTAL NET ASSETS--100%...............              $ 3,141,117,354
                                                         ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $166,909,895 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $172,652,852.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $2,404,163,104 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $790,331,503 AND $(52,613,338), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(HKD)--HONG KONG DOLLAR

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $3,141,881,269
       Cash..................................                      16,971
       Collateral for securities loaned......                 172,652,852
       Receivable for:
        Fund shares sold.....................                   2,471,763
        Accrued interest and dividends.......                   4,752,854
                                                           --------------
         Total Assets........................               3,321,775,709
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  3,368,004
        Securities purchased.................    2,131,839
        Withholding taxes....................       94,421
        Return of collateral for securities
         loaned..............................  172,652,852
       Accrued expenses:
        Management fees......................    1,905,167
        Service and distribution fees........      192,676
        Deferred directors' fees.............       38,759
        Other expenses.......................      274,637
                                              ------------
         Total Liabilities...................                 180,658,355
                                                           --------------
     NET ASSETS..............................              $3,141,117,354
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $2,500,256,109
        Undistributed net investment
         income..............................                  27,255,400
        Accumulated net realized losses......                (125,632,358)
        Unrealized appreciation on
         investments and foreign currency....                 739,238,203
                                                           --------------
     NET ASSETS..............................              $3,141,117,354
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,759,491,305 divided by
      56,932,235 shares outstanding).........              $        30.91
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($202,221,389 divided by
      6,584,076 shares outstanding)..........              $        30.71
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($1,179,404,660 divided by
      38,345,415 shares outstanding).........              $        30.76
                                                           ==============
     Identified cost of investments..........              $2,402,643,418
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $ 46,923,806(a)
      Interest...............................                  3,877,084(b)
                                                            ------------
                                                              50,800,890
    EXPENSES
      Management fees........................ $ 20,216,812
      Service and distribution fees--Class B.      304,037
      Service and distribution fees--Class E.    1,643,662
      Directors' fees and expenses...........       25,883
      Custodian..............................      423,973
      Audit and tax services.................       21,767
      Legal..................................       73,560
      Printing...............................      712,419
      Insurance..............................       49,716
      Miscellaneous..........................       20,291
                                              ------------
      Total expenses.........................   23,492,120
      Expense reductions.....................      (55,871)   23,436,249
                                              ------------  ------------
    NET INVESTMENT INCOME....................                 27,364,641
                                                            ------------
    REALIZED AND UNREALIZED GAIN
    Realized gain (loss) on:
      Investments--net.......................   59,342,292
      Foreign currency transactions--net.....      (31,091)   59,311,201
                                              ------------
    Unrealized appreciation on:
      Investments--net.......................  188,488,604
      Foreign currency transactions--net.....          531   188,489,135
                                              ------------  ------------
    Net gain.................................                247,800,336
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $275,164,977
                                                            ============

(a)NET OF FOREIGN TAXES OF $1,032,997.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $285,704.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   27,364,641  $   18,706,761
  Net realized gain (loss)...............................     59,311,201     (11,181,329)
  Unrealized appreciation................................    188,489,135     253,601,543
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    275,164,977     261,126,975
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (12,161,501)     (5,085,084)
    Class B..............................................       (488,729)         (4,793)
    Class E..............................................     (5,843,078)     (5,090,726)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (18,493,308)    (10,181,323)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    225,072,169     809,322,577
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................    481,743,838   1,060,268,229
NET ASSETS
  Beginning of the period................................  2,659,373,516   1,599,105,287
                                                          --------------  --------------
  End of the period...................................... $3,141,117,354  $2,659,373,516
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   27,255,400  $   18,679,455
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................  24,267,256  $ 696,702,444   23,804,408  $ 650,651,338
  Reinvestments....................................     443,850     12,161,501      193,745      5,085,804
  Redemptions...................................... (17,871,273)  (505,915,641)  (7,321,122)  (191,979,808)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   6,839,833  $ 202,948,304   16,677,031  $ 463,757,334
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   4,936,488  $ 142,580,985    2,052,930  $  54,140,216
  Reinvestments....................................      17,922        488,729          183          4,793
  Redemptions......................................    (376,267)   (10,934,192)     (68,895)    (1,799,621)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   4,578,143  $ 132,135,522    1,984,218  $  52,345,388
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................   7,342,613  $ 211,746,726   30,453,065  $ 784,767,765
  Reinvestments....................................     214,111      5,843,078      194,674      5,090,726
  Redemptions...................................... (11,543,168)  (327,601,461) (18,265,685)  (496,638,636)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (3,986,444) $(110,011,657)  12,382,054  $ 293,219,855
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.   7,431,532  $ 225,072,169   31,043,303  $ 809,322,577
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS A
                                                                                   -------------------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                      2005        2004       2003      2002
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    28.23  $    25.27  $  19.39  $  23.39
                                                                                   ----------  ----------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.25        0.15      0.21      0.17
  Net realized and unrealized gain (loss) of investments..........................       2.63        2.96      5.75     (3.98)
                                                                                   ----------  ----------  --------  --------
  Total from investment operations................................................       2.88        3.11      5.96     (3.81)
                                                                                   ----------  ----------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.20)      (0.15)    (0.08)    (0.19)
  Distributions from net realized capital gains...................................       0.00        0.00      0.00      0.00
                                                                                   ----------  ----------  --------  --------
  Total distributions.............................................................      (0.20)      (0.15)    (0.08)    (0.19)
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $    30.91  $    28.23  $  25.27  $  19.39
                                                                                   ==========  ==========  ========  ========
TOTAL RETURN (%)..................................................................       10.3        12.4      30.9     (16.4)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.76        0.78      0.79      0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.76        0.77      0.79      0.78
Ratio of net investment income to average net assets (%)..........................       1.05        0.97      0.95      0.79
Portfolio turnover rate (%).......................................................         27           5        12        24
Net assets, end of period (000)................................................... $1,759,491  $1,413,953  $844,547  $675,704

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  29.20
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.12
  Net realized and unrealized gain (loss) of investments..........................    (3.07)
                                                                                   --------
  Total from investment operations................................................    (2.95)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.15)
  Distributions from net realized capital gains...................................    (2.71)
                                                                                   --------
  Total distributions.............................................................    (2.86)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  23.39
                                                                                   ========
TOTAL RETURN (%)..................................................................    (11.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.82
Ratio of net investment income to average net assets (%)..........................     0.55
Portfolio turnover rate (%).......................................................       21
Net assets, end of period (000)................................................... $878,630

                                                                                                     CLASS B
                                                                                   ----------------------------------------
                                                                                                              JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   -------------------------    DECEMBER 31,
                                                                                     2005      2004    2003         2002
                                                                                   --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  28.07  $ 25.18  $19.33       $19.64
                                                                                   --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.17     0.14    0.07         0.04
  Net realized and unrealized gain (loss) of investments..........................     2.62     2.86    5.85        (0.35)
                                                                                   --------  -------  ------       ------
  Total from investment operations................................................     2.79     3.00    5.92        (0.31)
                                                                                   --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.15)   (0.11)  (0.07)        0.00
                                                                                   --------  -------  ------       ------
  Total distributions.............................................................    (0.15)   (0.11)  (0.07)        0.00
                                                                                   --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $  30.71  $ 28.07  $25.18       $19.33
                                                                                   ========  =======  ======       ======
TOTAL RETURN (%)..................................................................     10.0     12.0    30.7         (1.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.02     1.03    1.04         1.05 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.01     1.02    1.04         1.03 (c)
Ratio of net investment income to average net assets (%)..........................     0.77     0.92    0.73         0.52 (c)
Portfolio turnover rate (%).......................................................       27        5      12           24
Net assets, end of period (000)................................................... $202,221  $56,301  $  547       $    1

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS--(CONTINUED)


                                                                                                                CLASS E
                                                                                   -------------------------------------------

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------------
                                                                                      2005        2004       2003      2002
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    28.09  $    25.18  $  19.33  $  23.35
                                                                                   ----------  ----------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.27        0.23      0.14      0.16
  Net realized and unrealized gain (loss) of investments..........................       2.56        2.82      5.78     (4.01)
                                                                                   ----------  ----------  --------  --------
  Total from investment operations................................................       2.83        3.05      5.92     (3.85)
                                                                                   ----------  ----------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.16)      (0.14)    (0.07)    (0.17)
                                                                                   ----------  ----------  --------  --------
  Total distributions.............................................................      (0.16)      (0.14)    (0.07)    (0.17)
                                                                                   ----------  ----------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $    30.76  $    28.09  $  25.18  $  19.33
                                                                                   ==========  ==========  ========  ========
TOTAL RETURN (%)..................................................................       10.1        12.1      30.7     (16.6)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.91        0.93      0.94      0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.91        0.92      0.94      0.93
Ratio of net investment income to average net assets (%)..........................       0.88        0.85      0.81      0.64
Portfolio turnover rate (%).......................................................         27           5        12        24
Net assets, end of period (000)................................................... $1,179,405  $1,189,119  $754,011  $223,228

                                                                                   ------------------
                                                                                   FEBRUARY 20, 2001/(A)/
                                                                                          THROUGH
                                                                                       DECEMBER 31,
                                                                                           2001
                                                                                   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................        $ 25.29
                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................           0.02
  Net realized and unrealized gain (loss) of investments..........................          (1.96)
                                                                                          -------
  Total from investment operations................................................          (1.94)
                                                                                          -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................           0.00
                                                                                          -------
  Total distributions.............................................................           0.00
                                                                                          -------
NET ASSET VALUE, END OF PERIOD....................................................        $ 23.35
                                                                                          =======
TOTAL RETURN (%)..................................................................           (7.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...           0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)           0.97 (c)
Ratio of net investment income to average net assets (%)..........................           0.47 (c)
Portfolio turnover rate (%).......................................................             21
Net assets, end of period (000)...................................................        $42,132

(a)  COMMENCEMENT OF OPERATIONS.
(b)  PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)  COMPUTED ON AN ANNUALIZED BASIS.
(d) THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.7% OF TOTAL NET ASSETS


           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--1.0%
           Goodrich Corp.......................  54,000 $   2,219,400
           Hexcel Corp.........................  35,400       638,970
           K&F Industries Holdings, Inc........   5,400        82,944
           Raytheon Co.........................  21,200       851,180
           United Technologies Corp............  43,400     2,426,494
                                                        -------------
                                                            6,218,988
                                                        -------------

           AIR FREIGHT & LOGISTICS--0.2%
           EGL, Inc............................  36,400     1,367,548
                                                        -------------

           AIRLINES--0.8%
           ACE Aviation Holdings, Inc.(CAD) (a)  32,400     1,055,963
           AirTran Holdings, Inc. (a)..........  82,300     1,319,269
           JetBlue Airways Corp. (a)...........  75,000     1,153,500
           Southwest Airlines Co...............  42,400       696,632
           US Airways Group, Inc...............  10,300       382,542
                                                        -------------
                                                            4,607,906
                                                        -------------

           AUTO COMPONENTS--0.1%
           Gentex Corp.........................  18,200       354,900
                                                        -------------

           AUTOMOBILES--0.2%
           Ford Motor Co. (a).................. 151,700     1,171,124
                                                        -------------

           BEVERAGES--0.8%
           Coca-Cola Enterprises, Inc..........  60,600     1,161,702
           Diageo, Plc. (ADR)..................  14,700       857,010
           PepsiCo, Inc........................  10,100       596,708
           The Coca-Cola Co....................  59,400     2,394,414
                                                        -------------
                                                            5,009,834
                                                        -------------

           BIOTECHNOLOGY--2.8%
           Amgen, Inc. (a).....................  17,300     1,364,278
           Biogen Idec, Inc. (a)...............  47,700     2,162,241
           BioMarin Pharmaceutical, Inc........ 102,300     1,102,794
           Cephalon, Inc. (a).................. 118,400     7,665,216
           Connetics Corp......................  12,200       176,290
           Genentech, Inc. (a).................   8,600       795,500
           ImClone Systems, Inc. (a)...........  36,900     1,263,456
           MedImmune, Inc. (a).................  55,900     1,957,618
           Serologicals Corp. (a)..............  18,700       369,138
                                                        -------------
                                                           16,856,531
                                                        -------------

           BUILDING PRODUCTS--0.3%
           Masco Corp..........................  17,800       537,382
           Watsco, Inc.........................  20,200     1,208,162
                                                        -------------
                                                            1,745,544
                                                        -------------

           CAPITAL MARKETS--3.3%
           IntercontinentalExchange, Inc. (a)..     900        32,715
           Investors Financial Services Corp...  24,900       917,067
           Lehman Brothers Holdings, Inc.......  15,800     2,025,086
           Merrill Lynch & Co., Inc............  85,500     5,790,915
           Morgan Stanley......................  80,800     4,584,592
           State Street Corp...................  76,900     4,263,336

         SECURITY DESCRIPTION                      SHARES     VALUE*
         --------------------------------------------------------------

         CAPITAL MARKETS--(CONTINUED)
         The Bear Stearns Co., Inc................   5,950 $   687,404
         The Charles Schwab Corp.................. 114,000   1,672,380
                                                           -----------
                                                            19,973,495
                                                           -----------

         CHEMICALS--3.1%
         Chemtura Corp............................  39,600     502,920
         E. I. du Pont de Nemours & Co............ 164,900   7,008,250
         Ecolab, Inc..............................  29,400   1,066,338
         Georgia Gulf Corp........................  31,200     949,104
         Lyondell Chemical Co..................... 125,115   2,980,239
         Monsanto Co..............................   4,900     379,897
         Mosaic Co.(a)............................  61,800     904,134
         NOVA Chemicals Corp......................  11,400     380,760
         NOVA Chemicals Corp. (Toronto)(CAD)......  10,000     332,862
         Praxair, Inc.............................  46,700   2,473,232
         Rockwood Holdings, Inc...................  43,800     864,174
         Rohm & Haas Co...........................  16,800     813,456
                                                           -----------
                                                            18,655,366
                                                           -----------

         COMMERCIAL BANKS--4.7%
         Banco Bradesco S.A. (ADR)................  61,300   1,786,895
         Bank of America Corp..................... 224,754  10,372,397
         Golden West Financial Corp...............  14,600     963,600
         Hudson City Bancorp, Inc.................  54,900     665,388
         Korea Exchange Bank(KRW)................. 167,810   2,316,092
         UBS AG...................................  18,300   1,741,245
         UCBH Holdings, Inc.......................  67,000   1,197,960
         W Holding Co., Inc.......................  45,288     372,720
         Wachovia Corp............................ 124,874   6,600,840
         Wells Fargo & Co.........................  40,800   2,563,464
                                                           -----------
                                                            28,580,601
                                                           -----------

         COMMERCIAL SERVICES & SUPPLIES--1.0%
         Ceridian Corp. (a).......................  72,100   1,791,685
         Emdeon Corp. (a).........................  93,800     793,548
         Equifax, Inc.............................  16,400     623,528
         Robert Half International, Inc...........  63,100   2,390,859
         The Brinks Co............................  13,400     641,994
                                                           -----------
                                                             6,241,614
                                                           -----------

         COMMUNICATIONS EQUIPMENT--0.9%
         Comverse Technology, Inc. (a)............  86,000   2,286,740
         Extreme Networks, Inc....................  98,100     465,975
         Motorola, Inc............................  37,600     849,384
         Nokia Corp. (ADR)........................ 119,500   2,186,850
                                                           -----------
                                                             5,788,949
                                                           -----------

         COMPUTERS & PERIPHERALS--2.4%
         EMC Corp. (a)............................  33,500     456,270
         Hewlett-Packard Co....................... 319,100   9,135,833
         Lexmark International, Inc. (Class A) (a)  10,500     470,715
         Palm, Inc................................  42,600   1,354,680
         Seagate Technology....................... 121,400   2,426,786
         Western Digital Corp. (a)................  39,500     735,095
                                                           -----------
                                                            14,579,379
                                                           -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


            SECURITY DESCRIPTION               SHARES     VALUE*
            -------------------------------------------------------

            CONSTRUCTION & ENGINEERING--1.4%
            Dycom Industries, Inc. (a)........  62,900 $ 1,383,800
            Fluor Corp........................  56,900   4,396,094
            Jacobs Engineering Group, Inc. (a)  30,900   2,097,183
            MasTec, Inc. (a)..................  55,500     581,085
                                                       -----------
                                                         8,458,162
                                                       -----------

            CONSTRUCTION MATERIALS--0.2%
            Martin Marietta Materials, Inc....  16,800   1,288,896
                                                       -----------

            CONTAINERS & PACKAGING--1.0%
            Crown Holdings, Inc...............  25,200     492,156
            Owens-Illinois, Inc. (a)..........  79,900   1,681,096
            Packaging Corp. of America........  90,700   2,081,565
            Smurfit-Stone Container Corp. (a). 146,583   2,077,081
                                                       -----------
                                                         6,331,898
                                                       -----------

            DISTRIBUTORS--0.3%
            WESCO International, Inc..........  38,100   1,628,013
                                                       -----------

            DIVERSIFIED CONSUMER SERVICES--0.2%
            Apollo Group, Inc. (Class A) (a)..  21,600   1,305,936
                                                       -----------

            DIVERSIFIED FINANCIAL SERVICES--3.5%
            Citigroup, Inc.................... 151,466   7,350,645
            Doral Financial Corp.............. 100,400   1,064,240
            JPMorgan Chase & Co............... 251,528   9,983,146
            Nomura Holdings, Inc.(JPY)........ 116,000   2,228,053
            Nuveen Investments, Inc. (Class A)  15,400     656,348
                                                       -----------
                                                        21,282,432
                                                       -----------

            DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
            AT&T, Inc......................... 249,000   6,098,010
            Covad Communications Group, Inc... 458,119     448,957
            Verizon Communications, Inc.......  37,800   1,138,536
                                                       -----------
                                                         7,685,503
                                                       -----------

            ELECTRIC UTILITIES--0.9%
            CMS Energy Corp. (a)..............  91,300   1,324,763
            PG&E Corp.........................  33,100   1,228,672
            PPL Corp..........................  66,200   1,946,280
            The AES Corp. (a).................  61,300     970,379
                                                       -----------
                                                         5,470,094
                                                       -----------

            ELECTRICAL EQUIPMENT--0.4%
            ABB, Ltd. (ADR)...................  36,000     349,920
            Rockwell Automation, Inc..........  33,200   1,964,112
                                                       -----------
                                                         2,314,032
                                                       -----------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--3.0%
            Agilent Technologies, Inc. (a).... 145,100   4,830,379
            Jabil Circuit, Inc. (a)...........  30,400   1,127,536
            PerkinElmer, Inc.................. 105,400   2,483,224
            Samsung Electronics Co., Ltd.(KRW)   3,040   1,956,981
            Symbol Technologies, Inc.......... 144,200   1,848,644

            SECURITY DESCRIPTION                SHARES     VALUE*
            --------------------------------------------------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
            Thermo Electron Corp. (a).......... 109,700 $ 3,305,261
            Trimble Navigation, Ltd. (a).......  30,000   1,064,700
            Vishay Intertechnology, Inc. (a)... 109,800   1,510,848
                                                        -----------
                                                         18,127,573
                                                        -----------

            ENERGY EQUIPMENT & SERVICES--5.8%
            BJ Services Co.....................  93,400   3,424,978
            FMC Technologies, Inc. (a).........  39,200   1,682,464
            GlobalSantaFe Corp.................  65,300   3,144,195
            Halliburton Co..................... 149,900   9,287,804
            National-Oilwell Varco, Inc. (a)... 108,923   6,829,472
            Noble Corp.........................  18,600   1,312,044
            Pride International, Inc. (a)......  88,900   2,733,675
            Schlumberger, Ltd..................  43,400   4,216,310
            Smith International, inc. (a)......  64,800   2,404,728
                                                        -----------
                                                         35,035,670
                                                        -----------

            FOOD & STAPLES RETAILING--1.5%
            CVS Corp...........................  24,800     655,216
            Safeway, Inc. (a)..................  75,200   1,779,232
            The Kroger Co. (a)................. 200,500   3,785,440
            Wal-Mart Stores, Inc...............  52,300   2,447,640
            Walgreen Co........................  11,700     517,842
                                                        -----------
                                                          9,185,370
                                                        -----------

            FOOD PRODUCTS--0.5%
            Nestle S.A.(CHF)...................   5,242   1,564,200
            Tyson Foods, Inc. (Class A)........  73,900   1,263,690
                                                        -----------
                                                          2,827,890
                                                        -----------

            HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
            Baxter International, Inc.......... 245,500   9,243,075
            C.R. Bard, Inc.....................  14,300     942,656
            Cooper Cos., Inc...................   9,200     471,960
            Foxhollow Technologies, Inc. (a)...   2,200      65,538
            IMS Health, Inc....................  34,800     867,216
            Inverness Medical Innovations, Inc.  41,600     986,336
            Medtronic, Inc.....................  31,700   1,824,969
            Varian, Inc. (a)...................  15,800     628,682
            Waters Corp. (a)...................  62,100   2,347,380
                                                        -----------
                                                         17,377,812
                                                        -----------

            HEALTH CARE PROVIDERS & SERVICES--1.3%
            Community Health Systems, Inc. (a).  22,700     870,318
            McKesson Corp......................  13,200     680,988
            Psychiatric Solutions, Inc. (a)....  22,200   1,304,028
            Service Corp. International........ 153,300   1,253,994
            Sierra Health Services, Inc. (a)...  11,400     911,544
            UnitedHealth Group, Inc............  42,100   2,616,094
            WebMD Health Corp. (a).............  20,600     598,430
                                                        -----------
                                                          8,235,396
                                                        -----------

            HOTELS, RESTAURANTS & LEISURE--0.5%
            McDonald's Corp....................  71,800   2,421,096

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
     Red Robin Gourmet Burgers, Inc. (a).............  14,600 $   744,016
     Ruth's Chris Steak House, Inc...................   1,100      19,910
                                                              -----------
                                                                3,185,022
                                                              -----------

     HOUSEHOLD DURABLES--0.6%
     D.R. Horton, Inc................................  26,500     946,845
     KB HOME.........................................   8,600     624,876
     Sony Corp. (ADR)................................  52,800   2,154,240
                                                              -----------
                                                                3,725,961
                                                              -----------

     HOUSEHOLD PRODUCTS--1.1%
     Colgate-Palmolive Co............................ 120,800   6,625,880
                                                              -----------

     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
     TXU Corp........................................   8,200     411,558
                                                              -----------

     INDUSTRIAL CONGLOMERATES--8.1%
     3M Co...........................................   7,000     542,500
     General Electric Co............................. 506,800  17,763,340
     Honeywell International, Inc.................... 611,700  22,785,825
     Smiths Group, Plc.(GBP)......................... 103,700   1,864,320
     Tyco International, Ltd......................... 208,900   6,028,854
                                                              -----------
                                                               48,984,839
                                                              -----------

     INSURANCE--10.3%
     ACE, Ltd........................................ 128,700   6,877,728
     American International Group, Inc............... 402,600  27,469,398
     Aspen Insurance Holdings, Ltd...................  49,000   1,159,830
     Endurance Specialty Holdings, Ltd...............  18,500     663,225
     Hilb, Rogal & Hamilton Co.......................  43,700   1,682,887
     Montpelier Re Holdings, Ltd.....................  16,500     311,850
     Munchener Ruckversicherungs-Gesellschaft AG(EUR)   8,000   1,083,594
     PartnerRe, Ltd..................................  61,200   4,019,004
     Platinum Underwriters Holdings, Ltd.............  27,100     841,997
     Scottish Re Group, Ltd..........................  34,800     854,340
     Swiss Reinsurance Co.(CHF)......................  13,471     985,587
     The Chubb Corp..................................   3,200     312,480
     The Hartford Financial Services Group, Inc......  75,600   6,493,284
     The Navigators Group, Inc. (a)..................   6,400     279,104
     The St. Paul Travelers Cos., Inc................  61,100   2,729,337
     W.R. Berkley Corp............................... 101,950   4,854,859
     XL Capital, Ltd. (Class A)......................  29,100   1,960,758
                                                              -----------
                                                               62,579,262
                                                              -----------

     INTERNET & CATALOG RETAIL--0.9%
     Coldwater Creek, Inc. (a).......................  42,100   1,285,313
     eBay, Inc. (a)..................................  90,600   3,918,450
                                                              -----------
                                                                5,203,763
                                                              -----------

     INTERNET SOFTWARE & SERVICES--1.0%
     Digital River, Inc..............................  12,400     368,776
     Expedia, Inc. (a)...............................  13,500     323,460
     Google, Inc. (Class A) (a)......................   7,800   3,235,908

      SECURITY DESCRIPTION                            SHARES     VALUE*
      --------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES--(CONTINUED)
      IAC/InterActiveCorp............................  22,500 $   636,975
      Yahoo!, Inc. (a)...............................  35,100   1,375,218
                                                              -----------
                                                                5,940,337
                                                              -----------

      IT SERVICES--0.6%
      First Data Corp................................  50,200   2,159,102
      NAVTEQ, Inc. (a)...............................  36,500   1,601,255
                                                              -----------
                                                                3,760,357
                                                              -----------

      LEISURE EQUIPMENT & PRODUCTS--1.2%
      Eastman Kodak Co............................... 263,600   6,168,240
      Leapfrog Enterprises, Inc......................  86,700   1,010,055
                                                              -----------
                                                                7,178,295
                                                              -----------

      MACHINERY--0.8%
      Briggs & Stratton Corp.........................  12,300     477,117
      Deere & Co.....................................  29,100   1,982,001
      Dionex Corp. (a)...............................  17,400     853,992
      ITT Industries, Inc............................   8,500     873,970
      Watts Industries, Inc..........................  30,200     914,758
                                                              -----------
                                                                5,101,838
                                                              -----------

      MARINE--0.1%
      Overseas Shipholding Group, Inc................   9,200     463,588
                                                              -----------

      MEDIA--3.4%
      CCE Spinco, Inc................................   6,738      88,261
      Clear Channel Communications, Inc..............  53,900   1,695,155
      Clear Channel Outdoor Holdings, Inc. (a).......  31,800     637,590
      Lamar Advertising Co. (Class A)................  76,200   3,515,868
      News Corp. (Class A)...........................  57,322     891,357
      Omnicom Group, Inc.............................   7,300     621,449
      The Reader's Digest Association, Inc. (Class A)  38,300     582,926
      The Walt Disney Co............................. 116,400   2,790,108
      Time Warner, Inc............................... 225,300   3,929,232
      Univision Communications, Inc. (Class A) (a)... 185,200   5,443,028
      Viacom, Inc. (Class B).........................  22,533     734,576
                                                              -----------
                                                               20,929,550
                                                              -----------

      METALS & MINING--1.9%
      Alcoa, Inc.....................................  50,800   1,502,156
      CONSOL Energy, Inc. (a)........................  10,400     677,872
      Freeport-McMoRan Copper & Gold, Inc. (Class B).  29,800   1,603,240
      International Coal Group, Inc. (a).............  28,900     274,550
      Massey Energy Co...............................  36,600   1,386,042
      Newmont Mining Corp............................ 119,800   6,397,320
                                                              -----------
                                                               11,841,180
                                                              -----------

      MULTILINE RETAIL--0.3%
      Federated Department Stores, Inc...............  24,600   1,631,718
                                                              -----------

      OFFICE ELECTRONICS--0.2%
      Xerox Corp. (a)................................  90,800   1,330,220
                                                              -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       -----------------------------------------------------------------

       OIL, GAS & CONSUMABLE FUELS--7.1%
       Amerada Hess Corp...........................  14,300 $ 1,813,526
       Apache Corp.................................  18,100   1,240,212
       Chevron Corp................................  96,500   5,478,305
       ConocoPhillips..............................  33,444   1,945,772
       Devon Energy Corp...........................   9,700     606,638
       El Paso Corp................................ 118,700   1,443,392
       Exxon Mobil Corp............................ 291,300  16,362,321
       Houston Exploration Co......................  33,000   1,742,400
       Occidental Petroleum Corp...................  23,700   1,893,156
       OMI Corp....................................  56,300   1,021,845
       Quicksilver Resources, Inc. (a).............  88,000   3,696,880
       Valero Energy Corp..........................  69,800   3,601,680
       XTO Energy, Inc.............................  50,000   2,197,000
                                                            -----------
                                                             43,043,127
                                                            -----------

       PERSONAL PRODUCTS--0.2%
       Avon Products, Inc..........................  45,600   1,301,880
                                                            -----------

       PHARMACEUTICALS--5.0%
       Allergan, Inc...............................  11,100   1,198,356
       Alnylam Pharmaceuticals, Inc................  92,200   1,231,792
       Johnson & Johnson...........................  10,300     619,030
       Merck & Co., Inc............................ 150,900   4,800,129
       Pfizer, Inc................................. 409,500   9,549,540
       Schering-Plough Corp........................ 236,100   4,922,685
       Teva Pharmaceutical Industries, Ltd. (ADR)..  47,800   2,055,878
       Wyeth....................................... 135,500   6,242,485
                                                            -----------
                                                             30,619,895
                                                            -----------

       REAL ESTATE--1.0%
       Apartment Investment & Management Co. (REIT)
        (Class A)..................................  31,000   1,173,970
       Equity Lifestyle Properties, Inc. (REIT)....  14,400     640,800
       Equity Residential (REIT)...................  54,100   2,116,392
       General Growth Properties, Inc. (REIT)......  42,100   1,978,279
                                                            -----------
                                                              5,909,441
                                                            -----------

       ROAD & RAIL--0.6%
       Norfolk Southern Corp.......................  84,400   3,783,652
                                                            -----------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
       Altera Corp. (a)............................  30,900     572,577
       Analog Devices, Inc.........................  41,800   1,499,366
       Cabot Microelectronics Corp. (a)............  16,300     478,079
       Freescale Semiconductor, Inc. (Class A) (a).  57,000   1,435,830
       Intel Corp.................................. 115,500   2,882,880
       Marvell Technology Group, Ltd. (a)..........   6,100     342,149
       Maxim Integrated Products, Inc..............  35,800   1,297,392
       Micron Technology, Inc. (a).................  60,600     806,586
       PMC-Sierra, Inc. (a)........................  50,837     391,953
                                                            -----------
                                                              9,706,812
                                                            -----------

           SECURITY DESCRIPTION                  SHARES     VALUE*
           ----------------------------------------------------------

           SOFTWARE--1.6%
           BEA Systems, Inc..................... 117,400 $  1,103,560
           Cognos, Inc..........................  12,400      430,404
           Macrovision Corp. (a)................  23,700      396,501
           Microsoft Corp....................... 178,300    4,662,545
           Symantec Corp. (a)................... 101,900    1,783,250
           TradeStation Group, Inc..............  88,700    1,098,106
           Ulticom, Inc.........................  32,000      313,920
                                                         ------------
                                                            9,788,286
                                                         ------------

           SPECIALTY RETAIL--1.3%
           Circuit City Stores, Inc.............  28,900      652,851
           Staples, Inc.........................  67,300    1,528,383
           The Gymboree Corp. (a)...............  18,400      430,560
           The Home Depot, Inc.................. 106,250    4,301,000
           Urban Outfitters, Inc. (a)...........  40,100    1,014,931
                                                         ------------
                                                            7,927,725
                                                         ------------

           TEXTILES, APPAREL & LUXURY GOODS--0.1%
           Deckers Outdoor Corp.................  18,300      505,446
           Maidenform Brands, Inc...............   2,200       27,852
           Under Armour, Inc. (a)...............     500       19,155
                                                         ------------
                                                              552,453
                                                         ------------

           THRIFTS & MORTGAGE FINANCE--1.1%
           Federal Home Loan Mortgage Corp......  34,100    2,228,435
           Federal National Mortgage Association  84,800    4,139,088
           Sovereign Bancorp, Inc...............  27,700      598,874
                                                         ------------
                                                            6,966,397
                                                         ------------

           TOBACCO--1.4%
           Altria Group, Inc.................... 116,900    8,734,768
                                                         ------------

           WIRELESS TELECOMMUNICATION SERVICES--1.8%
           American Tower Corp. (Class A) (a)... 156,700    4,246,570
           Leap Wireless International, Inc.....  23,800      901,544
           Sprint Nextel Corp................... 244,570    5,713,155
                                                         ------------
                                                           10,861,269
                                                         ------------
           Total Common Stock
            (Identified Cost $538,124,827)......          605,795,529
                                                         ------------
           Total Investments--99.7%
            (Identified Cost $538,124,827) (b)..          605,795,529
           Other assets less liabilities........            1,929,336
                                                         ------------
           TOTAL NET ASSETS--100%...............         $607,724,865
                                                         ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $542,697,552 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $71,797,111 AND $(8,699,134), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(JPY)--JAPANESE YEN
(KRW)--SOUTH KOREAN WON

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $605,795,529
         Cash.....................................             2,585,918
         Receivable for:
          Securities sold.........................               202,096
          Fund shares sold........................               367,810
          Accrued interest and dividends..........               804,743
          Foreign taxes...........................                 1,152
                                                            ------------
           Total Assets...........................           609,757,248
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $791,172
          Securities purchased....................  767,731
         Accrued expenses:
          Management fees.........................  342,191
          Service and distribution fees...........   11,568
          Deferred Directors' fees................   24,089
          Other expenses..........................   95,632
                                                   --------
           Total Liabilities......................             2,032,383
                                                            ------------
       NET ASSETS.................................          $607,724,865
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $548,549,298
          Undistributed net investment income.....             5,269,677
          Accumulated net realized losses.........           (13,764,812)
          Unrealized appreciation on investments..            67,670,702
                                                            ------------
       NET ASSETS.................................          $607,724,865
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($533,728,922 divided by
        2,764,312 shares outstanding).............          $     193.08
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($27,141,277 divided by
        141,168 shares outstanding)...............          $     192.26
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($46,854,666 divided by
        243,526 shares outstanding)...............          $     192.40
                                                            ============
       Identified cost of investments.............          $538,124,827
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 9,453,845(a)
       Interest...............................                    7,873
                                                            -----------
                                                              9,461,718
     EXPENSES
       Management fees........................ $ 3,856,709
       Service and distribution fees--Class B.      39,119
       Service and distribution fees--Class E.      60,711
       Directors' fees and expenses...........      24,586
       Custodian..............................     183,944
       Audit and tax services.................      21,767
       Legal..................................      24,655
       Printing...............................     146,949
       Insurance..............................      11,717
       Miscellaneous..........................       8,373
                                               -----------
       Total expenses.........................   4,378,530
       Expense reductions.....................    (228,451)   4,150,079
                                               -----------  -----------
     NET INVESTMENT INCOME....................                5,311,639
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................  61,724,615
       Foreign currency transactions--net.....     (14,951)  61,709,664
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................               (7,766,702)
                                                            -----------
       Net gain...............................               53,942,962
                                                            -----------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................              $59,254,601
                                                            ===========

(a)NET OF FOREIGN TAXES OF $35,332.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  5,311,639  $  6,918,009
  Net realized gain......................................   61,709,664    62,218,808
  Unrealized appreciation (depreciation).................   (7,766,702)    3,653,711
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   59,254,601    72,790,528
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (6,047,937)   (7,094,897)
    Class B..............................................     (120,604)       (2,208)
    Class E..............................................     (413,560)     (304,237)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (6,582,101)   (7,401,342)
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (33,772,938)  (59,561,647)
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   18,899,562     5,827,539

NET ASSETS
  Beginning of the period................................  588,825,303   582,997,764
                                                          ------------  ------------
  End of the period...................................... $607,724,865  $588,825,303
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  5,269,677  $  6,868,129
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                    -----------------------  -----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  -------------  --------  -------------
CLASS A
  Sales............................................  181,830  $  32,996,068   186,967  $  29,859,340
  Reinvestments....................................   35,587      6,047,937    44,729      7,094,897
  Redemptions...................................... (581,749)  (104,361,516) (689,862)  (110,388,310)
                                                    --------  -------------  --------  -------------
  Net decrease..................................... (364,332) $ (65,317,511) (458,166) $ (73,434,073)
                                                    ========  =============  ========  =============
CLASS B
  Sales............................................  132,163  $  23,756,181    30,946  $   5,052,632
  Reinvestments....................................      711        120,604        14          2,208
  Redemptions......................................  (21,899)    (3,949,132)   (1,582)      (265,616)
                                                    --------  -------------  --------  -------------
  Net increase.....................................  110,975  $  19,927,653    29,378  $   4,789,224
                                                    ========  =============  ========  =============
CLASS E
  Sales............................................  133,411  $  23,750,185    84,388  $  13,483,688
  Reinvestments....................................    2,439        413,560     1,923        304,237
  Redemptions......................................  (69,624)   (12,546,825)  (29,467)    (4,704,723)
                                                    --------  -------------  --------  -------------
  Net increase.....................................   66,226  $  11,616,920    56,844  $   9,083,202
                                                    ========  =============  ========  =============
  Decrease derived from capital share transactions. (187,131) $ (33,772,938) (371,944) $ (59,561,647)
                                                    ========  =============  ========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2005      2004      2003      2002      2001
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 176.54  $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     1.92      2.21      2.13      1.53      1.06
 Net realized and unrealized gain (loss) of investments...............    16.67     19.15     31.23    (31.88)   (26.45)
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................    18.59     21.36     33.36    (30.35)   (25.39)
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (2.05)    (2.06)    (1.01)    (1.27)    (1.49)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (2.05)    (2.06)    (1.01)    (1.27)    (1.49)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $ 193.08  $ 176.54  $ 157.24  $ 124.89  $ 156.51
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     10.7      13.7      26.9     (19.5)    (13.9)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.73      0.74      0.74      0.72      0.78
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.69      0.72        --      0.71      0.74
Ratio of net investment income to average net assets (%)..............     0.92      1.23      1.49      1.30      0.60
Portfolio turnover rate (%)...........................................       94       161        53       142       154
Net assets, end of period (000)....................................... $533,729  $552,323  $563,979  $491,124  $298,982

                                                                                         CLASS B
                                                                       ----------------------------------------
                                                                                                  JULY 30, 2002/(A)/
                                                                        YEAR ENDED DECEMBER 31,        THROUGH
                                                                       -------------------------    DECEMBER 31,
                                                                         2005     2004     2003         2002
                                                                       -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $175.91  $156.72  $124.47       $125.90
                                                                       -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    1.26     1.88     1.22          0.18
 Net realized and unrealized gain (loss) of investments...............   16.86    19.12    31.95         (1.61)
                                                                       -------  -------  -------       -------
 Total from investment operations.....................................   18.12    21.00    33.17         (1.43)
                                                                       -------  -------  -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (1.77)   (1.81)   (0.92)         0.00
                                                                       -------  -------  -------       -------
 Total distributions..................................................   (1.77)   (1.81)   (0.92)         0.00
                                                                       -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................................ $192.26  $175.91  $156.72       $124.47
                                                                       =======  =======  =======       =======
TOTAL RETURN (%)......................................................    10.4     13.5     26.9          (1.1)(b)
 Ratio of operating expenses to average net assets before expense
   reductions (%).....................................................    0.98     0.99     0.99          0.97 (c)
 Ratio of operating expenses to average net assets after expense
   reductions (%) (d).................................................    0.94     0.97       --          0.96 (c)
 Ratio of net investment income to average net assets (%).............    0.70     1.41     1.15          1.36 (c)
 Portfolio turnover rate (%)..........................................      94      161       53           142
 Net assets, end of period (000)...................................... $27,141  $ 5,311  $   128       $     6

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 FI VALUE LEADERS PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                             CLASS E
                                                                       -----------------------------------------------
                                                                                                           MAY 1, 2001/(A)/
                                                                             YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ----------------------------------   DECEMBER 31,
                                                                         2005     2004     2003     2002        2001
                                                                       -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $175.93  $156.83  $124.66  $156.28      $177.17
                                                                       -------  -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    1.29     1.58     1.41     1.35         0.14
 Net realized and unrealized gain (loss) of investments...............   16.98    19.48    31.68   (31.80)      (21.03)
                                                                       -------  -------  -------  -------      -------
 Total from investment operations.....................................   18.27    21.06    33.09   (30.45)      (20.89)
                                                                       -------  -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (1.80)   (1.96)   (0.92)   (1.17)        0.00
                                                                       -------  -------  -------  -------      -------
 Total distributions..................................................   (1.80)   (1.96)   (0.92)   (1.17)        0.00
                                                                       -------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD........................................ $192.40  $175.93  $156.83  $124.66      $156.28
                                                                       =======  =======  =======  =======      =======
TOTAL RETURN (%)......................................................    10.5     13.6     26.7    (19.6)       (11.8)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.88     0.89     0.89     0.87         0.93 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.84     0.87       --     0.86         0.89 (c)
Ratio of net investment income to average net assets (%)..............    0.78     1.12     1.31     1.15         0.61 (c)
Portfolio turnover rate (%)...........................................      94      161       53      142          154
Net assets, end of period (000)....................................... $46,855  $31,192  $18,891  $ 5,619      $ 1,527

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--90.7% OF TOTAL NET ASSETS

         SECURITY DESCRIPTION                    SHARES      VALUE*
         --------------------------------------------------------------

         AEROSPACE & DEFENSE--1.9%
         Raytheon Co...........................   288,000 $  11,563,200
                                                          -------------

         AUTOMOBILES--2.1%
         Harley-Davidson, Inc..................   249,300    12,836,457
                                                          -------------

         BEVERAGES--6.4%
         Anheuser-Busch Cos., Inc..............   297,700    12,789,192
         Coca-Cola Enterprises, Inc............   338,700     6,492,879
         Diageo, Plc.(ADR).....................   203,700    11,875,710
         InBev NV(EUR).........................   168,000     7,310,738
                                                          -------------
                                                             38,468,519
                                                          -------------

         BUILDING PRODUCTS--2.1%
         Masco Corp............................   425,500    12,845,845
                                                          -------------

         COMMERCIAL BANKS--3.3%
         The Bank of New York Co., Inc.........   240,300     7,653,555
         U.S. Bancorp..........................   414,800    12,398,372
                                                          -------------
                                                             20,051,927
                                                          -------------

         COMMERCIAL SERVICES & SUPPLIES--1.8%
         H&R Block, Inc........................   447,000    10,973,850
                                                          -------------

         COMPUTERS & PERIPHERALS--3.3%
         Hewlett-Packard Co....................   358,000    10,249,540
         Sun Microsystems, Inc. (a)............ 2,269,200     9,507,948
                                                          -------------
                                                             19,757,488
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--4.7%
         Citigroup, Inc........................   293,700    14,253,261
         JPMorgan Chase & Co...................   345,600    13,716,864
                                                          -------------
                                                             27,970,125
                                                          -------------

         FOOD & STAPLES RETAILING--2.2%
         Wal-Mart Stores, Inc..................   278,500    13,033,800
                                                          -------------

         FOOD PRODUCTS--3.1%
         General Mills, Inc....................   231,300    11,407,716
         H.J. Heinz Co.........................   221,750     7,477,410
                                                          -------------
                                                             18,885,126
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
         Baxter International, Inc.............   330,800    12,454,620
                                                          -------------

         HOTELS, RESTAURANTS & LEISURE--5.1%
         McDonald's Corp.......................   514,700    17,355,684
         Yum! Brands, Inc......................   287,500    13,478,000
                                                          -------------
                                                             30,833,684
                                                          -------------

         HOUSEHOLD DURABLES--5.9%
         Fortune Brands, Inc...................   153,700    11,991,674
         Pulte Homes, Inc......................   278,500    10,961,760
         The Black & Decker Corp...............   144,300    12,548,328
                                                          -------------
                                                             35,501,762
                                                          -------------

      SECURITY DESCRIPTION                         SHARES      VALUE*
      ----------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES--3.1%
      Honeywell International, Inc...............   254,450 $   9,478,262
      Tyco International, Ltd....................   315,000     9,090,900
                                                            -------------
                                                               18,569,162
                                                            -------------

      INSURANCE--3.6%
      AFLAC, Inc.................................   248,700    11,544,654
      MGIC Investment Corp.......................   153,000    10,070,460
                                                            -------------
                                                               21,615,114
                                                            -------------

      IT SERVICES--2.3%
      First Data Corp............................   324,500    13,956,745
                                                            -------------

      LEISURE EQUIPMENT & PRODUCTS--0.8%
      Mattel, Inc................................   285,900     4,522,938
                                                            -------------

      MEDIA--16.7%
      Comcast Corp. (Special Class A) (a)........   415,500    10,674,195
      Discovery Holding Co. (Class A) (a)........   129,100     1,955,865
      EchoStar Communications Corp. (Class A) (a)   314,300     8,539,531
      Gannett Co., Inc...........................   147,400     8,928,018
      Knight-Ridder, Inc.........................    65,100     4,120,830
      Liberty Media Corp. (Class A) (a).......... 1,548,900    12,189,843
      The DIRECTV Group, Inc. (a)................   824,072    11,635,897
      The Walt Disney Co.........................   551,700    13,224,249
      Time Warner, Inc...........................   822,100    14,337,424
      Viacom, Inc. (Class B) (a).................   459,400    14,976,440
                                                            -------------
                                                              100,582,292
                                                            -------------

      MULTILINE RETAIL--1.9%
      Kohl's Corp. (a)...........................   236,700    11,503,620
                                                            -------------

      OFFICE ELECTRONICS--1.4%
      Xerox Corp. (a)............................   572,500     8,387,125
                                                            -------------

      OIL, GAS & CONSUMABLE FUELS--2.9%
      Burlington Resources, Inc..................   102,700     8,852,740
      ConocoPhillips.............................   150,300     8,744,454
                                                            -------------
                                                               17,597,194
                                                            -------------

      PHARMACEUTICALS--3.5%
      Abbott Laboratories........................   267,600    10,551,468
      Bristol-Myers Squibb Co....................   465,300    10,692,594
                                                            -------------
                                                               21,244,062
                                                            -------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.7%
      Intel Corp.................................   287,900     7,185,984
      Texas Instruments, Inc.....................   272,700     8,745,489
                                                            -------------
                                                               15,931,473
                                                            -------------

      SPECIALTY RETAIL--5.4%
      Limited Brands, Inc........................   430,200     9,614,970
      The Gap, Inc...............................   485,900     8,571,276
      The Home Depot, Inc........................   345,200    13,973,696
                                                            -------------
                                                               32,159,942
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

     SECURITY DESCRIPTION                          SHARES       VALUE*
     ---------------------------------------------------------------------

     THRIFTS & MORTGAGE FINANCE--2.4%
     Washington Mutual, Inc.....................     333,100 $  14,489,850
                                                             -------------
     Total Common Stock
      (Identified Cost $468,492,563)............               545,735,920
                                                             -------------

     SHORT TERM INVESTMENTS--9.2%
                                                    FACE
     SECURITY DESCRIPTION                          AMOUNT       VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT --9.2%
     State Street Repurchase Agreement dated
      12/30/05 at 1.350% to be repurchased at
      $55,324,297 on 01/03/06, collateralized by
      $58,815,000 U.S. Treasury Note
      3.125% due 04/15/09 with a value of
      $56,977,031............................... $55,316,000    55,316,000
                                                             -------------
     Total Short Term Investments
      (Amortized Cost $55,316,000)..............                55,316,000
                                                             -------------
     Total Investments--99.9%
      (Identified Cost $523,808,563)............               601,051,920
     Other assets less liabilities..............                   607,877
                                                             -------------
     TOTAL NET ASSETS--100%.....................             $ 601,659,797
                                                             =============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $523,950,234 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $ 88,790,819 AND $(11,689,133), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(EUR)--EURO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $601,051,920
         Cash.....................................                   954
         Receivable for:
          Fund shares sold........................               964,620
          Accrued interest and dividends..........               907,842
                                                            ------------
           Total Assets...........................           602,925,336
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $774,853
         Accrued expenses:
          Management fees.........................  369,853
          Service and distribution fees...........   40,563
          Other expenses..........................   80,270
                                                   --------
           Total Liabilities......................             1,265,539
                                                            ------------
       NET ASSETS.................................          $601,659,797
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $522,401,002
          Undistributed net investment income.....             4,374,524
          Accumulated net realized losses.........            (2,359,086)
          Unrealized appreciation on investments..            77,243,357
                                                            ------------
       NET ASSETS.................................          $601,659,797
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($355,706,677 divided by
        27,174,319 shares outstanding)............          $      13.09
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($108,213,664 divided by
        8,310,915 shares outstanding).............          $      13.02
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($137,739,456 divided by
        10,563,955 shares outstanding)............          $      13.04
                                                            ============
       Identified cost of investments.............          $523,808,563
                                                            ============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $  8,641,983(a)
       Interest...............................                   512,307(b)
                                                            ------------
                                                               9,154,290
     EXPENSES
       Management fees........................ $ 4,028,986
       Service and distribution fees--Class B.     194,629
       Service and distribution fees--Class E.     212,805
       Directors' fees and expenses...........      22,233
       Custodian..............................     115,744
       Audit and tax services.................      20,986
       Legal..................................      14,692
       Printing...............................     143,052
       Insurance..............................      10,378
       Miscellaneous..........................       7,293
                                               -----------
       Total expenses.........................   4,770,798
       Expense reductions.....................     (24,783)    4,746,015
                                               -----------  ------------
     NET INVESTMENT INCOME....................                 4,408,275
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................  12,096,540
       Foreign currency transactions--net.....      (5,033)   12,091,507
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................               (24,104,899)
                                                            ------------
     Net loss.................................               (12,013,392)
                                                            ------------
     NET DECREASE IN NET ASSETS
      FROM OPERATIONS.........................              $ (7,605,117)
                                                            ============

(a)NET OF FOREIGN TAXES OF $14,955.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $32,645.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  4,408,275  $  3,518,515
  Net realized gain (loss)...............................   12,091,507    (1,465,943)
  Unrealized appreciation (depreciation).................  (24,104,899)   49,455,358
                                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......   (7,605,117)   51,507,930
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,367,986)   (1,577,007)
    Class B..............................................     (345,158)       (6,125)
    Class E..............................................     (787,432)     (544,986)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (3,500,576)   (2,128,118)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   80,620,910    85,702,821
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   69,515,217   135,082,633

NET ASSETS
  Beginning of the period................................  532,144,580   397,061,947
                                                          ------------  ------------
  End of the period...................................... $601,659,797  $532,144,580
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  4,374,524  $  3,496,641
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  ------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  ------------
CLASS A
  Sales............................................  11,878,287  $ 155,829,206   3,544,182  $ 44,023,180
  Reinvestments....................................     187,341      2,367,986     127,178     1,577,007
  Redemptions...................................... (10,444,752)  (136,809,125) (2,726,496)  (33,600,633)
                                                    -----------  -------------  ----------  ------------
  Net increase.....................................   1,620,876  $  21,388,067     944,864  $ 11,999,554
                                                    ===========  =============  ==========  ============
CLASS B
  Sales............................................   5,802,518  $  75,344,107   3,282,128  $ 40,965,664
  Reinvestments....................................      27,415        345,158         496         6,125
  Redemptions......................................    (760,700)    (9,854,984)   (135,698)   (1,687,160)
                                                    -----------  -------------  ----------  ------------
  Net increase.....................................   5,069,233  $  65,834,281   3,146,926  $ 39,284,629
                                                    ===========  =============  ==========  ============
CLASS E
  Sales............................................   1,460,773  $  18,989,749   4,678,809  $ 57,458,393
  Reinvestments....................................      62,495        787,432      44,096       544,986
  Redemptions......................................  (2,026,432)   (26,378,619) (1,908,422)  (23,584,741)
                                                    -----------  -------------  ----------  ------------
  Net increase (decrease)..........................    (503,164) $  (6,601,438)  2,814,483  $ 34,418,638
                                                    ===========  =============  ==========  ============
  Increase derived from capital share transactions.   6,186,945  $  80,620,910   6,906,273  $ 85,702,821
                                                    ===========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004      2003     2002
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.37  $  12.06  $   9.61 $  11.56
                                                                                   --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.11      0.10      0.07     0.06
  Net realized and unrealized gain (loss) of investments..........................    (0.30)     1.27      2.38    (1.66)
                                                                                   --------  --------  -------- --------
  Total from investment operations................................................    (0.19)     1.37      2.45    (1.60)
                                                                                   --------  --------  -------- --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.09)    (0.06)     0.00    (0.09)
  Distributions from net realized capital gains...................................     0.00      0.00      0.00    (0.16)
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00    (0.10)
                                                                                   --------  --------  -------- --------
  Total distributions.............................................................    (0.09)    (0.06)     0.00    (0.35)
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD                                                     $  13.09  $  13.37  $  12.06 $   9.61
                                                                                   ========  ========  ======== ========
TOTAL RETURN (%)..................................................................     (1.4)     11.4      25.5    (14.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.78      0.79      0.83     0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.78      0.78      0.81     0.82
Ratio of net investment income to average net assets (%)..........................     0.86      0.80      0.70     0.68
Portfolio turnover rate (%).......................................................       13        16        13       30
Net assets, end of period (000)................................................... $355,707  $341,632  $296,728 $228,544

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   9.79
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.08
  Net realized and unrealized gain (loss) of investments..........................     1.72
                                                                                   --------
  Total from investment operations................................................     1.80
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.03)
  Distributions from net realized capital gains...................................     0.00
  Distributions in excess of net realized capital gains...........................     0.00
                                                                                   --------
  Total distributions.............................................................    (0.03)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD                                                     $  11.56
                                                                                   ========
TOTAL RETURN (%)..................................................................     18.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.86
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.84
Ratio of net investment income to average net assets (%)..........................     0.98
Portfolio turnover rate (%).......................................................       33
Net assets, end of period (000)................................................... $213,758

                                                                                                     CLASS B
                                                                                   ---------------------------------------
                                                                                                             JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,       THROUGH
                                                                                   -------------------------   DECEMBER 31,
                                                                                     2005      2004    2003        2002
                                                                                   --------  -------  ------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.31  $ 12.01  $ 9.59      $ 9.96
                                                                                   --------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.06     0.05    0.02        0.01
  Net realized and unrealized gain (loss) of investments..........................    (0.28)    1.29    2.40       (0.38)
                                                                                   --------  -------  ------      ------
  Total from investment operations................................................    (0.22)    1.34    2.42       (0.37)
                                                                                   --------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)   (0.04)   0.00        0.00
                                                                                   --------  -------  ------      ------
  Total distributions.............................................................    (0.07)   (0.04)   0.00        0.00
                                                                                   --------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.02  $ 13.31  $12.01      $ 9.59
                                                                                   ========  =======  ======      ======
TOTAL RETURN (%)..................................................................     (1.7)    11.2    25.2        (3.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.03     1.04    1.08        1.08 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.03     1.03    1.06        1.07 (c)
Ratio of net investment income to average net assets (%)..........................     0.66     1.07    0.55        0.61 (c)
Portfolio turnover rate (%).......................................................       13       16      13          30
Net assets, end of period (000)................................................... $108,214  $43,136  $1,138      $    9

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                             CLASS E
                                                                       -------------------------------------------------
                                                                                                            MAY 1, 2001/(A)/
                                                                             YEAR ENDED DECEMBER 31,            THROUGH
                                                                       -----------------------------------   DECEMBER 31,
                                                                         2005      2004     2003     2002        2001
                                                                       --------  --------  ------- -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  13.32  $  12.02  $  9.59 $ 11.55      $11.00
                                                                       --------  --------  ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.09      0.07     0.04    0.09        0.00
 Net realized and unrealized gain (loss) of investments...............    (0.30)     1.28     2.39   (1.71)       0.55
                                                                       --------  --------  ------- -------      ------
 Total from investment operations.....................................    (0.21)     1.35     2.43   (1.62)       0.55
                                                                       --------  --------  ------- -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.07)    (0.05)    0.00   (0.08)       0.00
 Distributions from net realized capital gains........................     0.00      0.00     0.00   (0.16)       0.00
 Distributions in excess of net realized capital gains................     0.00      0.00     0.00   (0.10)       0.00
                                                                       --------  --------  ------- -------      ------
 Total distributions..................................................    (0.07)    (0.05)    0.00   (0.34)       0.00
                                                                       --------  --------  ------- -------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  13.04  $  13.32  $ 12.02 $  9.59      $11.55
                                                                       ========  ========  ======= =======      ======
TOTAL RETURN (%)......................................................     (1.5)     11.3     25.3   (14.3)       5.0 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.93      0.94     0.98    0.98       1.01 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.93      0.93     0.96    0.97       0.98 (c)
Ratio of net investment income to average net assets (%)..............     0.70      0.68     0.60    0.67       1.28 (c)
Portfolio turnover rate (%)...........................................       13        16       13      30          33
Net assets, end of period (000)....................................... $137,739  $147,376  $99,196 $24,936      $  185

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.1% OF TOTAL NET ASSETS

         SECURITY DESCRIPTION                    SHARES      VALUE*
         --------------------------------------------------------------

         BEVERAGES--1.2%
         PepsiCo, Inc..........................   225,000 $  13,293,000
                                                          -------------

         BIOTECHNOLOGY--5.9%
         Amgen, Inc. (a).......................   282,500    22,277,950
         Genentech, Inc. (a)...................   238,600    22,070,500
         Gilead Sciences, Inc. (a).............   352,400    18,546,812
                                                          -------------
                                                             62,895,262
                                                          -------------

         CAPITAL MARKETS--5.4%
         Lehman Brothers Holdings, Inc.........    49,200     6,305,964
         Merrill Lynch & Co., Inc..............   287,400    19,465,602
         The Charles Schwab Corp............... 1,306,600    19,167,822
         The Goldman Sachs Group, Inc..........    96,300    12,298,473
                                                          -------------
                                                             57,237,861
                                                          -------------

         COMMERCIAL BANKS--1.0%
         Bank of America Corp..................   230,300    10,628,345
                                                          -------------

         COMMUNICATIONS EQUIPMENT--3.7%
         Cisco Systems, Inc. (a)...............   639,800    10,953,376
         Nokia Corp. (ADR).....................   819,700    15,000,510
         QUALCOMM, Inc.........................   321,400    13,845,912
                                                          -------------
                                                             39,799,798
                                                          -------------

         COMPUTERS & PERIPHERALS--4.0%
         Apple Computer, Inc. (a)..............   290,000    20,848,100
         Dell, Inc. (a)........................   361,600    10,844,384
         EMC Corp. (a).........................   778,800    10,607,256
                                                          -------------
                                                             42,299,740
                                                          -------------

         CONSUMER FINANCE--2.4%
         American Express Co...................   499,800    25,719,708
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--1.2%
         JPMorgan Chase & Co...................   323,860    12,854,003
                                                          -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
         Agilent Technologies, Inc. (a)........   295,900     9,850,511
                                                          -------------

         ENERGY EQUIPMENT & SERVICES--2.8%
         Schlumberger, Ltd.....................   308,200    29,941,630
                                                          -------------

         FOOD & STAPLES RETAILING--2.0%
         Whole Foods Market, Inc. (b)..........   274,800    21,266,772
                                                          -------------

         FOOD PRODUCTS--1.1%
         Cadbury Schweppes, Plc. (ADR) (b).....   307,400    11,770,346
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
         Alcon, Inc............................   146,400    18,973,440
         St. Jude Medical, Inc. (a)............   313,500    15,737,700
                                                          -------------
                                                             34,711,140
                                                          -------------

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES--5.6%
          Caremark Rx, Inc. (a)................. 335,500 $  17,375,545
          CIGNA Corp............................  85,600     9,561,520
          UnitedHealth Group, Inc............... 292,500    18,175,950
          WellPoint, Inc. (a)................... 181,200    14,457,948
                                                         -------------
                                                            59,570,963
                                                         -------------

          HOTELS, RESTAURANTS & LEISURE--1.9%
          Marriott International, Inc. (Class A) 160,700    10,762,079
          Starbucks Corp. (a)................... 165,200     4,957,652
          The Cheesecake Factory, Inc. (a)(b)... 108,900     4,071,771
                                                         -------------
                                                            19,791,502
                                                         -------------

          HOUSEHOLD PRODUCTS--2.9%
          The Procter & Gamble Co............... 533,182    30,860,574
                                                         -------------

          INDUSTRIAL CONGLOMERATES--3.2%
          General Electric Co................... 967,600    33,914,380
                                                         -------------

          INSURANCE--2.5%
          American International Group, Inc..... 394,400    26,909,912
                                                         -------------

          INTERNET & CATALOG RETAIL--3.2%
          eBay, Inc. (a)........................ 797,400    34,487,550
                                                         -------------

          INTERNET SOFTWARE & SERVICES--6.7%
          Google, Inc. (Class A) (a)............ 101,300    42,025,318
          Yahoo!, Inc. (a)...................... 756,600    29,643,588
                                                         -------------
                                                            71,668,906
                                                         -------------

          MEDIA--0.4%
          Getty Images, Inc. (a) (b)............  43,200     3,856,464
                                                         -------------

          MULTILINE RETAIL--3.3%
          Federated Department Stores, Inc...... 190,600    12,642,498
          Target Corp........................... 412,500    22,675,125
                                                         -------------
                                                            35,317,623
                                                         -------------

          OIL, GAS & CONSUMABLE FUELS--1.1%
          Occidental Petroleum Corp............. 144,200    11,518,696
                                                         -------------

          PHARMACEUTICALS--6.1%
          Abbott Laboratories................... 170,900     6,738,587
          Novartis AG (ADR)..................... 417,100    21,889,408
          Roche Holding AG (ADR)................ 306,000    22,904,437
          Sanofi-Aventis (ADR).................. 305,300    13,402,670
                                                         -------------
                                                            64,935,102
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

           SECURITY DESCRIPTION               SHARES      VALUE*
           ---------------------------------------------------------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.3%
           Applied Materials, Inc............ 921,500 $   16,531,710
           Intel Corp........................ 579,300     14,459,328
           Marvell Technology Group, Ltd. (a) 453,100     25,414,379
           Maxim Integrated Products, Inc.... 581,700     21,080,808
           Texas Instruments, Inc............ 686,700     22,022,469
                                                      --------------
                                                          99,508,694
                                                      --------------

           SOFTWARE--8.3%
           Adobe Systems, Inc. (a)........... 695,200     25,694,592
           Electronic Arts, Inc. (a)......... 377,100     19,726,101
           Microsoft Corp.................... 673,400     17,609,410
           NAVTEQ, Inc. (a)(b)............... 190,300      8,348,461
           SAP AG (ADR)...................... 380,300     17,140,121
                                                      --------------
                                                          88,518,685
                                                      --------------

           SPECIALTY RETAIL--4.4%
           Chico's FAS, Inc. (a)............. 487,300     21,407,089
           Lowe's Cos., Inc.................. 240,600     16,038,396
           Williams-Sonoma, Inc. (a)......... 226,700      9,782,105
                                                      --------------
                                                          47,227,590
                                                      --------------

           TEXTILES, APPAREL & LUXURY GOODS--3.1%
           Coach, Inc. (a)................... 461,400     15,383,076
           NIKE, Inc. (Class B).............. 206,100     17,887,419
                                                      --------------
                                                          33,270,495
                                                      --------------

           WIRELESS TELECOMMUNICATION SERVICES--1.3%
           Sprint Nextel Corp................ 592,684     13,845,099
                                                      --------------
           Total Common Stock
            (Identified Cost $850,589,655)...          1,047,470,351
                                                      --------------

         SHORT TERM INVESTMENTS--1.7%
                                                FACE
         SECURITY DESCRIPTION                  AMOUNT        VALUE*
         --------------------------------------------------------------

         COMMERCIAL PAPER--1.7%
         Citigroup Funding, Inc.
          4.000%, 01/03/06.................. $17,943,000 $   17,943,000
                                                         --------------
         Total Short Term Investments
          (Amortized Cost $17,943,000)......                 17,943,000
                                                         --------------
         Total Investments--99.8%
          (Identified Cost $868,532,655) (c)              1,065,413,351
         Other assets less liabilities......                  1,839,524
                                                         --------------
         TOTAL NET ASSETS--100%.............             $1,067,252,875
                                                         ==============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $22,538,805 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $32,968,453.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $870,848,745 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $203,081,448 AND $(8,516,842), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $1,065,413,351
        Cash..................................                         96
        Collateral for securities loaned......                 32,968,453
        Receivable for:
         Securities sold......................                  6,301,584
         Fund shares sold.....................                    416,875
         Accrued interest and dividends.......                    564,029
         Foreign taxes........................                     13,551
                                                           --------------
          Total Assets........................              1,105,677,939
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $   703,854
         Securities purchased.................   3,952,294
         Return of collateral for securities
          loaned..............................  32,968,453
        Accrued expenses:
         Management fees......................     579,058
         Service and distribution fees........      65,257
         Deferred Directors' fees.............       4,372
         Other expenses.......................     151,776
                                               -----------
          Total Liabilities...................                 38,425,064
                                                           --------------
      NET ASSETS..............................             $1,067,252,875
                                                           ==============
        Net assets consists of:
         Capital paid in......................             $  872,048,164
         Undistributed net investment loss....                     (4,799)
         Accumulated net realized gains.......                 (1,671,186)
         Unrealized appreciation on
          investments.........................                196,880,696
                                                           --------------
      NET ASSETS..............................             $1,067,252,875
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($758,316,425 divided by
       61,264,970 shares outstanding).........             $        12.38
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($296,178,125 divided by
       24,016,230 shares outstanding).........             $        12.33
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($12,758,325 divided by
       1,032,162 shares outstanding)..........             $        12.36
                                                           ==============
      Identified cost of investments..........             $  868,532,655
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $  6,031,385(a)
       Interest...............................                   620,943(b)
                                                            ------------
                                                               6,652,328
     EXPENSES
       Management fees........................ $ 5,898,199
       Service and distribution fees--Class B.     665,960
       Service and distribution fees--Class E.      12,129
       Directors' fees and expenses...........      22,661
       Custodian..............................     129,536
       Audit and tax services.................      21,767
       Legal..................................      22,662
       Printing...............................     286,696
       Insurance..............................      17,365
       Miscellaneous..........................       9,193
                                               -----------
       Total expenses.........................   7,086,168
       Expense reductions.....................    (142,276)    6,943,892
                                               -----------  ------------
     NET INVESTMENT LOSS......................                  (291,564)
                                                            ------------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net.......................  81,925,176
       Foreign currency transactions--net.....      (1,029)   81,924,147
                                               -----------
     Unrealized appreciation on:
       Investments--net.......................                53,622,680
                                                            ------------
     Net gain.................................               135,546,827
                                                            ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $135,255,263
                                                            ============

(a)NET OF FOREIGN TAXES OF $168,711.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $78,906.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                             --------------  ------------
FROM OPERATIONS
  Net investment income (loss).............................. $     (291,564) $  2,499,879
  Net realized gain.........................................     81,924,147    14,240,554
  Unrealized appreciation...................................     53,622,680    53,934,942
                                                             --------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    135,255,263    70,675,375
                                                             --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.................................................     (2,574,179)     (336,147)
    Class B.................................................              0       (34,259)
                                                             --------------  ------------
  TOTAL DISTRIBUTIONS.......................................     (2,574,179)     (370,406)
                                                             --------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS....     99,282,826   165,651,564
                                                             --------------  ------------
  TOTAL INCREASE IN NET ASSETS..............................    231,963,910   235,956,533

NET ASSETS
  Beginning of the period...................................    835,288,965   599,332,432
                                                             --------------  ------------
  End of the period......................................... $1,067,252,875  $835,288,965
                                                             ==============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
  End of the period......................................... $       (4,799) $  2,439,621
                                                             ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................  19,312,734  $ 210,233,950   16,250,418  $ 172,828,292
  Shares issued through acquisition................   4,750,559     48,020,246            0              0
  Reinvestments....................................     253,864      2,574,179       32,795        336,147
  Redemptions......................................  (9,302,078)  (105,820,987)  (4,310,178)   (43,634,960)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................  15,015,079  $ 155,007,388   11,973,035  $ 129,529,479
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   5,282,443  $  59,532,135   26,074,444  $ 260,495,604
  Shares issued through acquisition................     860,671      9,446,761            0              0
  Reinvestments....................................           0              0        3,355         34,259
  Redemptions...................................... (12,556,952)  (134,368,070) (21,321,067)  (224,407,778)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (6,413,838) $ (65,389,174)   4,756,732  $  36,122,085
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................     277,389  $   3,251,480            0  $           0
  Shares issued through acquisition................   1,035,812      9,729,050            0              0
  Redemptions......................................    (281,039)    (3,315,918)           0              0
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   1,032,162  $   9,664,612            0  $           0
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.   9,633,403  $  99,282,826   16,729,767  $ 165,651,564
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                                      CLASS A
                                                                                   -----------------------------------------
                                                                                                                 MAY 1, 2002/(A)/
                                                                                      YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   ----------------------------   DECEMBER 31,
                                                                                     2005      2004      2003         2002
                                                                                   --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.92  $  10.01  $   7.71     $  10.00
                                                                                   --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00      0.03      0.02         0.02
  Net realized and unrealized gain (loss) of investments..........................     1.51      0.89      2.30        (2.31)
                                                                                   --------  --------  --------     --------
  Total from investment operations................................................     1.51      0.92      2.32        (2.29)
                                                                                   --------  --------  --------     --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.05)    (0.01)    (0.02)        0.00
                                                                                   --------  --------  --------     --------
  Total distributions.............................................................    (0.05)    (0.01)    (0.02)        0.00
                                                                                   --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.38  $  10.92  $  10.01     $   7.71
                                                                                   ========  ========  ========     ========
TOTAL RETURN (%)..................................................................     13.9       9.2      30.1        (22.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.69      0.71      0.73         0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.68      0.69      0.70         0.68 (c)
Ratio of net investment income to average net assets (%)..........................     0.04      0.41      0.17         0.31 (c)
Portfolio turnover rate (%).......................................................       60        68        68           82 (c)
Net assets, end of period (000)................................................... $758,316  $504,940  $343,253     $283,320

                                                                                                    CLASS B
                                                                                   --------------------------------------
                                                                                                                   MAY 1,
                                                                                                                 2002/(A)/
                                                                                     YEAR ENDED DECEMBER 31,      THROUGH
                                                                                   ---------------------------  DECEMBER 31,
                                                                                     2005      2004     2003        2002
                                                                                   --------  -------- --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.86  $   9.97 $   7.70    $ 10.00
                                                                                   --------  -------- --------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.02)     0.04     0.00       0.00
  Net realized and unrealized gain (loss) of investments..........................     1.49      0.85     2.28      (2.30)
                                                                                   --------  -------- --------    -------
  Total from investment operations................................................     1.47      0.89     2.28      (2.30)
                                                                                   --------  -------- --------    -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00    (0.01)      0.00
                                                                                   --------  -------- --------    -------
  Total distributions.............................................................     0.00      0.00    (0.01)      0.00
                                                                                   --------  -------- --------    -------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.33  $  10.86 $   9.97    $  7.70
                                                                                   ========  ======== ========    =======
TOTAL RETURN (%)..................................................................     13.5       8.9     29.7      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.94      0.96     0.98      0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.93      0.94     0.95      0.93 (c)
Ratio of net investment income (loss) to average net assets (%)...................    (0.21)     0.29    (0.11)     0.06 (c)
Portfolio turnover rate (%).......................................................       60        68       68         82 (c)
Net assets, end of period (000)................................................... $296,178  $330,349 $256,079    $57,259

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIODS LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                                        CLASS E
                                                                                   ------------------
                                                                                   APRIL 27, 2005/(A)/
                                                                                        THROUGH
                                                                                      DECEMBER 31,
                                                                                          2005
                                                                                   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................      $ 10.16
                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................        (0.01)
  Net realized and unrealized gain of investments.................................         2.21
                                                                                        -------
  Total from investment operations................................................         2.20
                                                                                        -------
NET ASSET VALUE, END OF PERIOD....................................................      $ 12.36
                                                                                        =======
TOTAL RETURN (%)..................................................................         21.7 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...         0.84 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)         0.82 (c)
Ratio of net investment loss to average net assets (%)............................        (0.15)(c)
Portfolio turnover rate (%).......................................................           60
Net assets, end of period (000)...................................................      $12,758

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.1% OF TOTAL NET ASSETS


         SECURITY DESCRIPTION                  SHARES      VALUE*
         -------------------------------------------------------------

         AEROSPACE & DEFENSE--1.9%
         General Dynamics Corp................  88,038 $    10,040,734
         Goodrich Corp........................  53,756       2,209,371
         L-3 Communications Holdings, Inc.....  52,540       3,906,349
         Lockheed Martin Corp................. 156,379       9,950,396
         Northrop Grumman Corp................ 155,388       9,340,373
         Raytheon Co.......................... 195,370       7,844,105
         Rockwell Collins, Inc................  75,555       3,511,041
         The Boeing Co........................ 353,050      24,798,232
         United Technologies Corp............. 445,499      24,907,849
                                                       ---------------
                                                            96,508,450
                                                       ---------------

         AIR FREIGHT & LOGISTICS--1.0%
         FedEx Corp........................... 132,532      13,702,484
         Ryder System, Inc....................  28,066       1,151,267
         United Parcel Service, Inc. (Class B) 482,627      36,269,419
                                                       ---------------
                                                            51,123,170
                                                       ---------------

         AIRLINES--0.1%
         Southwest Airlines Co................ 305,088       5,012,596
                                                       ---------------

         AUTO COMPONENTS--0.2%
         Cooper Tire & Rubber Co..............  26,815         410,806
         Dana Corp. (a).......................  65,766         472,200
         Johnson Controls, Inc................  84,395       6,153,239
         The Goodyear Tire & Rubber Co. (a)...  77,148       1,340,832
                                                       ---------------
                                                             8,377,077
                                                       ---------------

         AUTOMOBILES--0.3%
         Ford Motor Co. (a)(b)................ 812,409       6,271,797
         General Motors Corp. (a)............. 247,319       4,802,935
         Harley-Davidson, Inc................. 120,101       6,184,001
                                                       ---------------
                                                            17,258,733
                                                       ---------------

         BEVERAGES--2.1%
         Anheuser-Busch Cos., Inc............. 339,523      14,585,908
         Brown-Forman Corp. (Class B).........  36,331       2,518,465
         Coca-Cola Enterprises, Inc........... 132,535       2,540,696
         Constellation Brands, Inc. (b).......  86,039       2,256,803
         Molson Coors Brewing Co..............  24,692       1,654,117
         PepsiCo, Inc......................... 725,634      42,870,457
         The Coca-Cola Co..................... 905,242      36,490,305
         The Pepsi Bottling Group, Inc........  59,959       1,715,427
                                                       ---------------
                                                           104,632,178
                                                       ---------------

         BIOTECHNOLOGY--1.5%
         Amgen, Inc. (b)...................... 539,819      42,570,126
         Biogen Idec, Inc. (b)................ 148,438       6,728,695
         Chiron Corp. (b).....................  47,834       2,126,700
         Genzyme Corp. (b).................... 112,933       7,993,398
         Gilead Sciences, Inc. (b)............ 200,267      10,540,052
         MedImmune, Inc. (b).................. 107,611       3,768,537
                                                       ---------------
                                                            73,727,508
                                                       ---------------

      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      BUILDING PRODUCTS--0.2%
      American Standard Cos., Inc. (b).........    79,954 $     3,194,162
      Masco Corp...............................   185,345       5,595,566
                                                          ---------------
                                                                8,789,728
                                                          ---------------

      CAPITAL MARKETS--2.8%
      Ameriprise Financial, Inc................   107,586       4,411,026
      Capital One Financial Corp...............   130,989      11,317,450
      E*TRADE Financial Corp. (b)..............   178,904       3,731,937
      Franklin Resources, Inc..................    64,925       6,103,599
      Janus Capital Group, Inc.................    94,333       1,757,424
      Lehman Brothers Holdings, Inc............   117,168      15,017,423
      Merrill Lynch & Co., Inc.................   401,895      27,220,348
      Morgan Stanley...........................   471,419      26,748,314
      State Street Corp........................   143,406       7,950,429
      The Bear Stearns Co., Inc................    49,557       5,725,320
      The Charles Schwab Corp..................   451,147       6,618,326
      The Goldman Sachs Group, Inc.............   197,153      25,178,410
                                                          ---------------
                                                              141,780,006
                                                          ---------------

      CHEMICALS--1.5%
      Air Products & Chemicals, Inc............    97,046       5,744,153
      Ashland, Inc.............................    31,388       1,817,365
      E. I. du Pont de Nemours & Co............   402,080      17,088,400
      Eastman Chemical Co......................    35,635       1,838,410
      Ecolab, Inc..............................    80,618       2,924,015
      Engelhard Corp...........................    52,440       1,581,066
      Hercules, Inc. (b).......................    49,314         557,248
      International Flavours & Fragrances, Inc.    35,341       1,183,923
      Monsanto Co..............................   117,419       9,103,495
      PPG Industries, Inc......................    73,048       4,229,479
      Praxair, Inc.............................   140,957       7,465,083
      Rohm & Haas Co...........................    62,985       3,049,734
      Sigma-Aldrich Corp.......................    29,406       1,861,106
      The Dow Chemical Co......................   422,087      18,495,852
                                                          ---------------
                                                               76,939,329
                                                          ---------------

      COMMERCIAL BANKS--6.1%
      AmSouth Bancorp..........................   152,440       3,995,452
      Bank of America Corp..................... 1,756,397      81,057,721
      BB&T Corp................................   237,168       9,939,711
      Comerica, Inc............................    72,279       4,102,556
      Compass Bancshares, Inc..................    54,467       2,630,211
      Fifth Third Bancorp......................   242,660       9,153,135
      First Horizon National Corp. (a).........    55,106       2,118,275
      Golden West Financial Corp...............   111,453       7,355,898
      Huntington Bancshares, Inc...............    99,799       2,370,226
      KeyCorp..................................   178,342       5,872,802
      M&T Bank Corp............................    34,894       3,805,191
      Marshall & Ilsley Corp...................    91,472       3,936,955
      Mellon Financial Corp....................   182,863       6,263,058
      National City Corp.......................   241,041       8,091,746
      Northern Trust Corp......................    81,131       4,204,208
      PNC Financial Services Group, Inc........   127,806       7,902,245
      Regions Financial Corp...................   200,269       6,841,189
      SunTrust Banks, Inc......................   158,056      11,500,155
      Synovus Financial Corp...................   136,585       3,689,161

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      COMMERCIAL BANKS--(CONTINUED)
      The Bank of New York Co., Inc............   336,847 $    10,728,577
      U.S. Bancorp.............................   794,362      23,743,480
      Wachovia Corp............................   679,396      35,912,873
      Wells Fargo & Co.........................   731,341      45,950,155
      Zions Bancorp............................    45,669       3,450,750
                                                          ---------------
                                                              304,615,730
                                                          ---------------

      COMMERCIAL SERVICES & SUPPLIES--0.9%
      Allied Waste Industries, Inc. (b)........    95,454         834,268
      Avery Dennison Corp. (a).................    48,310       2,670,094
      Cendant Corp.............................   448,002       7,728,034
      Cintas Corp..............................    60,234       2,480,436
      Convergys Corp. (b)......................    61,222         970,369
      Equifax, Inc.............................    56,796       2,159,384
      H&R Block, Inc...........................   143,289       3,517,745
      Monster Worldwide, Inc. (b)..............    53,837       2,197,626
      Paychex, Inc.............................   145,857       5,560,069
      Pitney Bowes, Inc........................    99,764       4,215,029
      R.R. Donnelley & Sons Co.................    95,034       3,251,113
      Robert Half International, Inc...........    74,482       2,822,123
      Sabre Holdings Corp. (Class A)...........    57,391       1,383,697
      Waste Management, Inc....................   241,340       7,324,669
                                                          ---------------
                                                               47,114,656
                                                          ---------------

      COMMUNICATIONS EQUIPMENT--2.7%
      ADC Telecommunications, Inc. (a) (b).....    50,950       1,138,223
      Andrew Corp. (b).........................    71,047         762,334
      Avaya, Inc. (b)..........................   183,144       1,954,146
      CIENA Corp. (b)..........................   252,767         750,718
      Cisco Systems, Inc. (b).................. 2,686,387      45,990,945
      Comverse Technology, Inc. (b)............    88,345       2,349,094
      Corning, Inc. (b)........................   666,489      13,103,174
      JDS Uniphase Corp. (a) (b)...............   722,666       1,705,492
      Lucent Technologies, Inc. (a) (b)........ 1,943,914       5,170,811
      Motorola, Inc............................ 1,089,326      24,607,874
      QUALCOMM, Inc............................   719,071      30,977,579
      Scientific-Atlanta, Inc..................    67,159       2,892,538
      Tellabs, Inc. (b)........................   196,125       2,137,763
                                                          ---------------
                                                              133,540,691
                                                          ---------------

      COMPUTERS & PERIPHERALS--3.7%
      Apple Computer, Inc. (b).................   368,577      26,497,001
      Dell, Inc. (b)........................... 1,029,291      30,868,437
      EMC Corp. (b)............................ 1,045,547      14,240,350
      Gateway, Inc. (a) (b)....................   115,866         290,824
      Hewlett-Packard Co....................... 1,252,977      35,872,731
      International Business Machines Corp.....   690,788      56,782,774
      Lexmark International, Inc. (Class A) (b)    50,753       2,275,257
      NCR Corp. (b)............................    80,296       2,725,246
      Network Appliance, Inc. (b)..............   162,737       4,393,899
      NVIDIA Corp. (b).........................    74,862       2,736,955
      Sun Microsystems, Inc. (b)............... 1,493,191       6,256,470
                                                          ---------------
                                                              182,939,944
                                                          ---------------

   SECURITY DESCRIPTION                              SHARES       VALUE*
   --------------------------------------------------------------------------

   CONSTRUCTION & ENGINEERING--0.1%
   Fluor Corp......................................    37,972 $     2,933,717
                                                              ---------------

   CONSTRUCTION MATERIALS--0.1%
   Vulcan Materials Co.............................    44,536       3,017,314
                                                              ---------------

   CONSUMER FINANCE--1.1%
   American Express Co.............................   543,041      27,944,890
   MBNA Corp.......................................   548,899      14,902,608
   SLM Corp........................................   182,508      10,054,365
                                                              ---------------
                                                                   52,901,863
                                                              ---------------

   CONTAINERS & PACKAGING--0.2%
   Ball Corp.......................................    45,502       1,807,340
   Bemis Co., Inc..................................    46,052       1,283,469
   Pactiv Corp. (b)................................    62,663       1,378,586
   Sealed Air Corp. (b)............................    35,597       1,999,484
   Temple-Inland, Inc..............................    49,084       2,201,417
                                                              ---------------
                                                                    8,670,296
                                                              ---------------

   DIVERSIFIED CONSUMER SERVICES--0.1%
   Apollo Group, Inc. (Class A) (b)................    63,644       3,847,916
                                                              ---------------

   DIVERSIFIED FINANCIAL SERVICES--3.8%
   CIT Group, Inc..................................    87,370       4,524,019
   Citigroup, Inc.................................. 2,212,498     107,372,528
   Federated Investors, Inc. (Class B).............    37,033       1,371,702
   JPMorgan Chase & Co............................. 1,530,284      60,736,972
   Moody's Corp....................................   108,520       6,665,298
   Principal Financial Group, Inc..................   122,522       5,811,218
   T. Rowe Price Group, Inc........................    57,157       4,117,019
                                                              ---------------
                                                                  190,598,756
                                                              ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
   ALLTEL Corp.....................................   167,464      10,566,979
   AT&T, Inc....................................... 1,708,427      41,839,377
   BellSouth Corp..................................   799,731      21,672,710
   CenturyTel, Inc.................................    57,288       1,899,670
   Citizens Communications Co......................   146,027       1,785,910
   Qwest Communications International, Inc. (a) (b)   675,165       3,814,682
   Verizon Communications, Inc..................... 1,209,237      36,422,219
                                                              ---------------
                                                                  118,001,547
                                                              ---------------

   ELECTRIC UTILITIES--2.6%
   Allegheny Energy, Inc. (b)......................    71,222       2,254,176
   Ameren Corp. (a)................................    89,337       4,577,628
   American Electric Power Co., Inc................   172,174       6,385,934
   CenterPoint Energy, Inc. (a)....................   135,622       1,742,743
   Cinergy Corp....................................    87,221       3,703,404
   CMS Energy Corp. (b)............................    96,256       1,396,675
   Consolidated Edison, Inc. (a)...................   107,131       4,963,379
   Constellation Energy Group, Inc.................    78,057       4,496,083
   Dominion Resources, Inc.........................   151,878      11,724,982
   DTE Energy Co...................................    77,771       3,358,929
   Edison International............................   142,490       6,213,989
   Entergy Corp....................................    90,742       6,229,438

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                   SHARES       VALUE*
        ---------------------------------------------------------------

        ELECTRIC UTILITIES--(CONTINUED)
        Exelon Corp..........................   291,805 $    15,506,518
        FirstEnergy Corp.....................   144,251       7,066,856
        FPL Group, Inc.......................   172,686       7,176,830
        PG&E Corp............................   150,053       5,569,967
        Pinnacle West Capital Corp. (a)......    43,297       1,790,331
        PPL Corp.............................   166,250       4,887,750
        Progress Energy, Inc. (a)............   110,062       4,833,923
        Public Service Enterprise Group, Inc.   109,640       7,123,311
        TECO Energy, Inc.....................    91,010       1,563,552
        The AES Corp. (b)....................   285,660       4,521,998
        The Southern Co. (a).................   324,286      11,197,596
        Xcel Energy, Inc.....................   176,199       3,252,633
                                                        ---------------
                                                            131,538,625
                                                        ---------------

        ELECTRICAL EQUIPMENT--0.4%
        American Power Conversion Corp.......    75,167       1,653,674
        Cooper Industries, Ltd. (Class A)....    40,071       2,925,183
        Emerson Electric Co..................   179,666      13,421,050
        Rockwell Automation, Inc.............    78,344       4,634,831
                                                        ---------------
                                                             22,634,738
                                                        ---------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
        Agilent Technologies, Inc. (b).......   179,791       5,985,242
        Broadcom Corp. (Class A) (b).........   126,478       5,963,438
        Jabil Circuit, Inc. (b)..............    76,090       2,822,178
        Molex, Inc...........................    62,779       1,629,115
        PerkinElmer, Inc.....................    57,202       1,347,679
        Sanmina-SCI Corp. (b)................   229,875         979,268
        Solectron Corp. (b)..................   399,554       1,462,368
        Symbol Technologies, Inc.............   109,759       1,407,110
        Tektronix, Inc.......................    36,469       1,028,791
        Thermo Electron Corp. (b)............    70,925       2,136,970
                                                        ---------------
                                                             24,762,159
                                                        ---------------

        ENERGY EQUIPMENT & SERVICES--1.7%
        Baker Hughes, Inc....................   149,502       9,086,731
        BJ Services Co.......................   140,974       5,169,517
        Halliburton Co.......................   224,286      13,896,760
        Nabors Industries, Ltd. (b)..........    69,107       5,234,855
        National-Oilwell Varco, Inc. (a) (b).    76,229       4,779,558
        Noble Corp...........................    59,879       4,223,865
        Rowan Cos., Inc. (a) (b).............    47,806       1,703,806
        Schlumberger, Ltd....................   257,633      25,029,046
        Transocean, Inc. (b).................   144,359      10,060,379
        Weatherford International, Ltd. (b)..   152,034       5,503,631
                                                        ---------------
                                                             84,688,148
                                                        ---------------

        FOOD & STAPLES RETAILING--2.2%
        Albertson's, Inc.....................   161,282       3,443,371
        CVS Corp.............................   356,081       9,407,660
        Safeway, Inc. (a) (b)................   196,497       4,649,119
        Supervalu, Inc.......................    59,559       1,934,476
        Sysco Corp...........................   271,283       8,423,337
        The Kroger Co. (b)...................   317,014       5,985,225
        Wal-Mart Stores, Inc................. 1,092,519      51,129,889

      SECURITY DESCRIPTION                         SHARES      VALUE*
      --------------------------------------------------------------------

      FOOD & STAPLES RETAILING--(CONTINUED)
      Walgreen Co................................. 442,624 $    19,590,538
      Whole Foods Market, Inc.....................  60,186       4,657,795
                                                           ---------------
                                                               109,221,410
                                                           ---------------

      FOOD PRODUCTS--1.0%
      Archer-Daniels-Midland Co................... 285,661       7,044,400
      Campbell Soup Co............................  81,396       2,423,159
      ConAgra Foods, Inc.......................... 226,942       4,602,384
      General Mills, Inc.......................... 155,376       7,663,144
      H.J. Heinz Co............................... 146,364       4,935,394
      Hershey Co..................................  79,200       4,375,800
      Kellogg Co.................................. 112,321       4,854,514
      McCormick & Co., Inc........................  58,540       1,810,057
      Sara Lee Corp............................... 332,177       6,278,145
      Tyson Foods, Inc. (Class A)................. 110,074       1,882,266
      Wm. Wrigley Jr., Co.........................  78,468       5,217,337
                                                           ---------------
                                                                51,086,600
                                                           ---------------

      GAS UTILITIES--0.1%
      KeySpan Corp................................  76,255       2,721,541
      Nicor, Inc. (a).............................  19,320         759,469
      Peoples Energy Corp. (a)....................  16,680         584,968
                                                           ---------------
                                                                 4,065,978
                                                           ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
      Applera Corp.--Applied Biosystems Group.....  82,183       2,182,780
      Bausch & Lomb, Inc..........................  23,516       1,596,736
      Baxter International, Inc................... 272,735      10,268,473
      Becton, Dickinson & Co...................... 110,229       6,622,558
      Biomet, Inc................................. 108,931       3,983,607
      Boston Scientific Corp. (b)................. 258,043       6,319,473
      C.R. Bard, Inc..............................  45,863       3,023,289
      Fisher Scientific International, Inc. (b)...  53,630       3,317,552
      Guidant Corp................................ 145,109       9,395,808
      IMS Health, Inc............................. 101,330       2,525,143
      Medtronic, Inc.............................. 529,005      30,454,818
      Millipore Corp. (b).........................  22,773       1,503,929
      Patterson Cos., Inc. (a) (b)................  60,474       2,019,832
      St. Jude Medical, Inc. (b).................. 160,320       8,048,064
      Stryker Corp................................ 127,525       5,665,936
      Waters Corp. (b)............................  48,402       1,829,596
      Zimmer Holdings, Inc. (b)................... 108,360       7,307,798
                                                           ---------------
                                                               106,065,392
                                                           ---------------

      HEALTH CARE PROVIDERS & SERVICES--2.9%
      Aetna, Inc.................................. 125,085      11,796,766
      AmerisourceBergen Corp......................  91,196       3,775,514
      Cardinal Health, Inc........................ 187,282      12,875,638
      Caremark Rx, Inc. (b)....................... 196,701      10,187,145
      CIGNA Corp..................................  55,009       6,144,505
      Coventry Health Care, Inc. (b)..............  71,048       4,046,894
      Express Scripts, Inc. (b)...................  63,692       5,337,390
      HCA, Inc.................................... 185,396       9,362,498
      Health Management Associates, Inc. (Class A) 108,106       2,374,008
      Humana, Inc. (b)............................  71,194       3,867,970

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                       SHARES       VALUE*
      -------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      Laboratory Corp. of America Holdings(b)..    58,131 $     3,130,354
      Manor Care, Inc. (a).....................    34,600       1,376,042
      McKesson Corp............................   134,557       6,941,796
      Quest Diagnostics, Inc. (a)..............    72,472       3,730,859
      Tenet Healthcare Corp. (b)...............   205,290       1,572,521
      UnitedHealth Group, Inc..................   596,159      37,045,320
      WellPoint, Inc. (b)......................   288,538      23,022,447
                                                          ---------------
                                                              146,587,667
                                                          ---------------

      HOTELS, RESTAURANTS & LEISURE--1.5%
      Carnival Corp............................   189,473      10,131,121
      Darden Restaurants, Inc..................    57,271       2,226,696
      Harrah's Entertainment, Inc..............    80,374       5,729,862
      Hilton Hotels Corp.......................   143,469       3,459,038
      International Game Technology (a)........   147,362       4,535,802
      Marriott International, Inc. (Class A)...    71,992       4,821,304
      McDonald's Corp..........................   550,425      18,560,331
      Starbucks Corp. (b)......................   336,083      10,085,851
      Starwood Hotels & Resorts Worldwide, Inc.
       (Class B)...............................    95,880       6,122,897
      Wendy's International, Inc...............    50,837       2,809,253
      Yum! Brands, Inc.........................   123,795       5,803,510
                                                          ---------------
                                                               74,285,665
                                                          ---------------

      HOUSEHOLD DURABLES--0.7%
      Centex Corp..............................    55,870       3,994,146
      D.R. Horton, Inc.........................   119,050       4,253,657
      Fortune Brands, Inc......................    63,901       4,985,556
      KB HOME..................................    34,237       2,487,660
      Leggett & Platt, Inc.....................    80,456       1,847,270
      Lennar Corp. (Class A)...................    60,069       3,665,410
      Maytag Corp. (a).........................    35,054         659,716
      Newell Rubbermaid, Inc. (a)..............   120,487       2,865,181
      Pulte Homes, Inc.........................    93,823       3,692,873
      Snap-On, Inc.............................    25,335         951,583
      The Black & Decker Corp..................    34,293       2,982,119
      The Stanley Works........................    31,813       1,528,297
      Whirlpool Corp...........................    29,506       2,471,423
                                                          ---------------
                                                               36,384,891
                                                          ---------------

      HOUSEHOLD PRODUCTS--2.3%
      Colgate-Palmolive Co.....................   226,567      12,427,200
      Kimberly-Clark Corp......................   204,321      12,187,748
      The Clorox Co............................    65,908       3,749,506
      The Procter & Gamble Co.................. 1,465,864      84,844,208
                                                          ---------------
                                                              113,208,662
                                                          ---------------

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
      TXU Corp.................................   211,160      10,598,120
                                                          ---------------

      INDUSTRIAL CONGLOMERATES--4.7%
      3M Co....................................   332,350      25,757,125
      General Electric Co...................... 4,621,017     161,966,646
      Honeywell International, Inc.............   368,573      13,729,344
      Reynolds American,, Inc..................    37,391       3,564,484

     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     INDUSTRIAL CONGLOMERATES--(CONTINUED)
     Textron, Inc...............................    57,892 $     4,456,526
     Tyco International, Ltd....................   880,392      25,408,113
                                                           ---------------
                                                               234,882,238
                                                           ---------------

     INSURANCE--4.9%
     ACE, Ltd...................................   140,967       7,533,276
     AFLAC, Inc.................................   218,832      10,158,181
     Ambac Financial Group, Inc.................    46,003       3,544,991
     American International Group, Inc.......... 1,135,166      77,452,376
     Aon Corp...................................   139,955       5,031,382
     Cincinnati Financial Corp..................    76,407       3,413,865
     Genworth Financial, Inc. (Class A).........   164,715       5,695,845
     Jefferson-Pilot Corp.......................    58,618       3,337,123
     Lincoln National Corp. (a).................    75,764       4,017,765
     Loews Corp.................................    59,302       5,624,795
     Marsh & McLennan Cos., Inc.................   238,219       7,565,835
     MBIA, Inc. (a).............................    58,631       3,527,241
     MetLife, Inc. (a)..........................   331,188      16,228,212
     MGIC Investment Corp.......................    39,680       2,611,738
     Prudential Financial, Inc..................   220,857      16,164,524
     Safeco Corp................................    54,028       3,052,582
     The Allstate Corp..........................   283,677      15,338,415
     The Chubb Corp.............................    87,430       8,537,540
     The Hartford Financial Services Group, Inc.   131,368      11,283,198
     The Progressive Corp.......................    86,266      10,074,143
     The St. Paul Travelers Cos., Inc...........   302,837      13,527,729
     Torchmark, Inc.............................    45,386       2,523,462
     UnumProvident Corp. (a)....................   130,335       2,965,121
     XL Capital, Ltd. (Class A).................    76,259       5,138,331
                                                           ---------------
                                                               244,347,670
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.6%
     Amazon.com, Inc. (b).......................   134,137       6,324,560
     eBay, Inc. (b).............................   499,832      21,617,734
                                                           ---------------
                                                                27,942,294
                                                           ---------------

     INTERNET SOFTWARE & SERVICES--0.4%
     Yahoo!, Inc. (b)...........................   552,219      21,635,940
                                                           ---------------

     IT SERVICES--0.9%
     Affiliated Computer Services, Inc.
      (Class A) (a) (b).........................    54,355       3,216,729
     Automatic Data Processing, Inc.............   252,171      11,572,127
     Computer Sciences Corp. (b)................    80,912       4,097,384
     Electronic Data Systems Corp...............   228,091       5,483,308
     First Data Corp............................   334,153      14,371,921
     Fiserv, Inc. (b)...........................    80,687       3,491,326
     Unisys Corp. (b)...........................   149,252         870,139
                                                           ---------------
                                                                43,102,934
                                                           ---------------

     LEISURE EQUIPMENT & PRODUCTS--0.2%
     Brunswick Corp.............................    42,187       1,715,323
     Eastman Kodak Co. (a)......................   125,604       2,939,134
     Hasbro, Inc. (a)...........................    77,999       1,574,020
     Mattel, Inc................................   176,605       2,793,891
                                                           ---------------
                                                                 9,022,368
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                          SHARES       VALUE*
     ----------------------------------------------------------------------

     MACHINERY--1.4%
     Caterpillar, Inc............................   297,483 $    17,185,593
     Cummins, Inc. (a)...........................    20,479       1,837,581
     Danaher Corp................................   103,754       5,787,398
     Deere & Co..................................   105,484       7,184,515
     Dover Corp..................................    88,635       3,588,831
     Eaton Corp..................................    64,727       4,342,534
     Illinois Tool Works, Inc....................    89,553       7,879,769
     Ingersoll-Rand Co., Ltd. (Class A)..........   144,687       5,841,014
     ITT Industries, Inc.........................    40,386       4,152,489
     Navistar International Corp. (a) (b)........    26,981         772,196
     PACCAR, Inc.................................    74,038       5,125,651
     Pall Corp...................................    54,484       1,463,440
     Parker Hannifin Corp........................    52,379       3,454,919
                                                            ---------------
                                                                 68,615,930
                                                            ---------------

     MEDIA--3.3%
     CCE Spinco, Inc.............................         1               2
     Clear Channel Communications, Inc...........   236,393       7,434,560
     Comcast Corp. (Class A) (a)(b)..............   949,686      24,653,848
     Dow Jones & Co., Inc. (a)...................    25,802         915,713
     Gannett Co., Inc. (a).......................   104,914       6,354,641
     Knight-Ridder, Inc. (a).....................    30,349       1,921,092
     Meredith Corp...............................    18,330         959,392
     New York Times Co. (Class A) (a)............    63,453       1,678,332
     News Corp. (Class A)........................ 1,064,187      16,548,108
     Omnicom Group, Inc..........................    78,857       6,713,096
     The E.W. Scripps Co. (Class A)..............    37,231       1,787,832
     The Interpublic Group of Cos., Inc. (b).....   188,286       1,816,960
     The McGraw-Hill Cos., Inc...................   163,959       8,465,203
     The Walt Disney Co..........................   841,273      20,165,314
     Time Warner, Inc............................ 2,039,150      35,562,776
     Tribune Co..................................   114,503       3,464,861
     Univision Communications, Inc. (Class A) (b)    97,784       2,873,872
     Viacom, Inc. (Class B)......................   675,877      22,033,590
                                                            ---------------
                                                                163,349,192
                                                            ---------------

     METALS & MINING--0.8%
     Alcoa, Inc..................................   380,579      11,253,721
     Allegheny Technologies, Inc.................    37,192       1,341,887
     Freeport-McMoRan Copper & Gold, Inc.
      (Class B)..................................    80,490       4,330,362
     Newmont Mining Corp.........................   195,398      10,434,253
     Nucor Corp..................................    68,059       4,540,897
     Phelps Dodge Corp...........................    44,412       6,389,555
     United States Steel Corp....................    49,587       2,383,647
                                                            ---------------
                                                                 40,674,322
                                                            ---------------

     MULTI-UTILITIES--0.4%
     Duke Energy Co..............................   405,663      11,135,449
     Dynegy, Inc. (Class A) (a) (b)..............   131,760         637,719
     NiSource, Inc...............................   119,228       2,487,096
     Sempra Energy...............................   112,436       5,041,630
                                                            ---------------
                                                                 19,301,894
                                                            ---------------

          SECURITY DESCRIPTION               SHARES       VALUE*
          -----------------------------------------------------------

          MULTILINE RETAIL--1.3%
          Big Lots, Inc. (a) (b)...........    49,831 $       598,470
          Costco Wholesale Corp............   206,468      10,213,972
          Dillard's, Inc. (Class A) (a)....    26,939         668,626
          Dollar General Corp..............   138,474       2,640,699
          Family Dollar Stores, Inc........    67,903       1,683,315
          Federated Department Stores, Inc.   119,051       7,896,653
          J.C. Penney Co., Inc.............   101,569       5,647,236
          Kohl's Corp. (b).................   150,775       7,327,665
          Nordstrom, Inc...................    95,604       3,575,590
          Sears Holdings Corp. (b).........    43,650       5,042,885
          Target Corp......................   384,503      21,136,130
                                                      ---------------
                                                           66,431,241
                                                      ---------------

          MUTUAL FUNDS--0.5%
          SPDR Trust Series 1..............   197,200      24,553,372
                                                      ---------------

          OFFICE ELECTRONICS--0.1%
          Xerox Corp. (a) (b)..............   420,023       6,153,337
                                                      ---------------

          OIL, GAS & CONSUMABLE FUELS--7.5%
          Amerada Hess Corp................    34,992       4,437,685
          Anadarko Petroleum Corp..........   103,738       9,829,175
          Apache Corp......................   144,014       9,867,839
          Burlington Resources, Inc........   165,331      14,251,532
          Chevron Corp.....................   981,823      55,738,092
          ConocoPhillips...................   606,839      35,305,893
          Devon Energy Corp................   194,311      12,152,210
          El Paso Corp.....................   288,352       3,506,360
          EOG Resources, Inc...............   105,653       7,751,761
          Exxon Mobil Corp................. 2,721,308     152,855,870
          Kerr-McGee Corp..................    50,728       4,609,146
          Kinder Morgan, Inc...............    46,024       4,231,907
          Marathon Oil Corp................   160,276       9,772,028
          Murphy Oil Corp..................    72,215       3,898,888
          Occidental Petroleum Corp........   175,811      14,043,783
          Sunoco, Inc......................    59,533       4,666,197
          The Williams Cos., Inc...........   250,602       5,806,448
          Valero Energy Corp...............   269,688      13,915,901
          XTO Energy, Inc..................   158,840       6,979,430
                                                      ---------------
                                                          373,620,145
                                                      ---------------

          PAPER & FOREST PRODUCTS--0.4%
          International Paper Co...........   214,515       7,209,849
          Louisiana-Pacific Corp...........    46,259       1,270,735
          MeadWestvaco Corp................    79,361       2,224,489
          Weyerhaeuser Co..................   106,378       7,057,116
                                                      ---------------
                                                           17,762,189
                                                      ---------------

          PERSONAL PRODUCTS--0.1%
          Alberto-Culver Co. (Class B).....    33,016       1,510,482
          Avon Products, Inc...............   200,473       5,723,504
                                                      ---------------
                                                            7,233,986
                                                      ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                          SHARES       VALUE*
     ----------------------------------------------------------------------

     PHARMACEUTICALS - 6.5%
     Abbott Laboratories.........................   678,415 $    26,749,903
     Allergan, Inc. (a)..........................    57,558       6,213,962
     Bristol-Myers Squibb Co.....................   855,666      19,663,205
     Eli Lilly & Co..............................   497,094      28,130,549
     Forest Laboratories, Inc. (b)...............   147,731       6,009,697
     Hospira, Inc. (b)...........................    70,348       3,009,487
     Johnson & Johnson........................... 1,301,059      78,193,646
     King Pharmaceuticals, Inc. (b)..............   105,746       1,789,222
     Medco Health Solutions, Inc. (b)............   134,507       7,505,491
     Merck & Co., Inc............................   956,303      30,419,998
     Mylan Laboratories, Inc. (a)................    95,603       1,908,236
     Pfizer, Inc................................. 3,223,813      75,179,319
     Schering-Plough Corp........................   646,343      13,476,252
     Watson Pharmaceuticals, Inc. (b)............    44,353       1,441,916
     Wyeth.......................................   587,025      27,044,242
                                                            ---------------
                                                                326,735,125
                                                            ---------------

     REAL ESTATE--0.7%
     Apartment Investment & Management Co. (REIT)
      (Class A)..................................    41,855       1,585,049
     Archstone-Smith Trust (REIT)................    92,712       3,883,706
     Equity Office Properties Trust (REIT).......   177,634       5,387,639
     Equity Residential (REIT)...................   126,027       4,930,176
     Plum Creek Timber Co., Inc. (REIT)..........    80,493       2,901,773
     ProLogis (REIT).............................   106,491       4,975,259
     Public Storage, Inc.........................    36,160       2,448,755
     Simon Property Group, Inc. (REIT)...........    81,543       6,248,640
     Vornado Realty Trust (REIT).................    51,631       4,309,640
                                                            ---------------
                                                                 36,670,637
                                                            ---------------

     ROAD & RAIL--0.7%
     Burlington Northern Santa Fe Corp...........   163,314      11,565,897
     CSX Corp....................................    95,008       4,823,556
     Norfolk Southern Corp.......................   177,744       7,968,264
     Union Pacific Corp..........................   115,869       9,328,613
                                                            ---------------
                                                                 33,686,330
                                                            ---------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
     Advanced Micro Devices, Inc. (b)............   176,716       5,407,510
     Altera Corp. (b)............................   158,519       2,937,357
     Analog Devices, Inc.........................   160,430       5,754,624
     Applied Materials, Inc......................   709,581      12,729,883
     Applied Micro Circuits Corp. (a) (b)........   130,657         335,788
     Freescale Semiconductor, Inc. (Class B) (b).   179,482       4,517,562
     Intel Corp.................................. 2,636,728      65,812,731
     KLA-Tencor Corp.............................    86,336       4,258,955
     Linear Technology Corp......................   133,287       4,807,662
     LSI Logic Corp. (a) (b).....................   171,305       1,370,440
     Maxim Integrated Products, Inc..............   143,367       5,195,620
     Micron Technology, Inc. (b).................   270,272       3,597,320
     National Semiconductor Corp.................   150,301       3,904,820
     Novellus Systems, Inc. (b)..................    58,331       1,406,944
     PMC-Sierra, Inc. (b)........................    80,138         617,864
     QLogic Corp. (b)............................    35,191       1,144,059
     Teradyne, Inc. (b)..........................    86,112       1,254,652
     Texas Instruments, Inc......................   707,641      22,694,047
     Xilinx, Inc.................................   152,422       3,842,559
                                                            ---------------
                                                                151,590,397
                                                            ---------------

       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       SOFTWARE--3.5%
       Adobe Systems, Inc. (b)................   262,936 $     9,718,115
       Autodesk, Inc..........................   100,938       4,335,287
       BMC Software, Inc. (b).................    94,595       1,938,251
       Citrix Systems, Inc. (b)...............    77,124       2,219,629
       Computer Associates International, Inc.   200,683       5,657,254
       Compuware Corp. (b)....................   169,446       1,519,931
       Electronic Arts, Inc. (b)..............   131,456       6,876,463
       Intuit, Inc. (b).......................    77,386       4,124,674
       Mercury Interactive Corp. (b)..........    37,875       1,052,546
       Microsoft Corp......................... 4,003,602     104,694,192
       Novell, Inc. (b).......................   167,060       1,475,140
       Oracle Corp.(b)........................ 1,644,765      20,082,581
       Parametric Technology Corp. (b)........   119,093         726,467
       Siebel Systems, Inc. (b)...............   231,393       2,448,138
       Symantec Corp. (b).....................   472,973       8,277,027
                                                         ---------------
                                                             175,145,695
                                                         ---------------

       SPECIALTY RETAIL--2.2%
       AutoNation, Inc. (b)...................    79,179       1,720,560
       AutoZone, Inc. (b).....................    24,146       2,215,395
       Bed Bath & Beyond, Inc. (b)............   129,828       4,693,282
       Best Buy Co., Inc......................   178,753       7,772,180
       Circuit City Stores, Inc...............    68,496       1,547,325
       Limited Brands, Inc....................   152,295       3,403,793
       Lowe's Cos., Inc.......................   341,965      22,795,387
       Office Depot, Inc. (b).................   135,074       4,241,323
       OfficeMax, Inc.........................    30,963         785,222
       RadioShack Corp........................    58,877       1,238,183
       Staples, Inc...........................   319,866       7,264,157
       The Gap, Inc...........................   251,013       4,427,869
       The Home Depot, Inc....................   929,037      37,607,418
       The Sherwin-Williams Co................    49,097       2,229,986
       Tiffany & Co. (a)......................    62,209       2,381,983
       TJX Cos., Inc..........................   201,478       4,680,334
                                                         ---------------
                                                             109,004,397
                                                         ---------------

       TEXTILES, APPAREL & LUXURY GOODS--0.4%
       Coach, Inc. (b)........................   166,219       5,541,742
       Jones Apparel Group, Inc...............    51,092       1,569,546
       Liz Claiborne, Inc.....................    46,641       1,670,681
       NIKE, Inc. (Class B)...................    83,137       7,215,460
       Reebok International, Ltd..............    23,029       1,340,979
       VF Corp................................    38,898       2,152,615
                                                         ---------------
                                                              19,491,023
                                                         ---------------

       THRIFTS & MORTGAGE FINANCE--1.5%
       Countrywide Financial Corp.............   261,171       8,929,437
       Federal Home Loan Mortgage Corp........   302,203      19,748,966
       Federal National Mortgage Association..   423,304      20,661,468
       North Fork Bancorp., Inc...............   208,034       5,691,810
       Sovereign Bancorp, Inc.................   156,199       3,377,022
       Washington Mutual, Inc.................   431,529      18,771,512
                                                         ---------------
                                                              77,180,215
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



          SECURITY DESCRIPTION               SHARES       VALUE*
          -----------------------------------------------------------

          TOBACCO--1.4%
          Altria Group, Inc................   910,705 $    68,047,877
          UST, Inc.........................    71,536       2,920,815
                                                      ---------------
                                                           70,968,692
                                                      ---------------

          TRADING COMPANIES & DISTRIBUTORS--0.1%
          Genuine Parts Co.................    75,888       3,333,001
          W.W. Grainger, Inc...............    33,247       2,363,862
                                                      ---------------
                                                            5,696,863
                                                      ---------------

          WIRELESS TELECOMMUNICATION SERVICES--0.6%
          Sprint Nextel Corp............... 1,292,109      30,183,666
                                                      ---------------
          Total Common Stock
           (Identified Cost $4,091,613,700)             4,952,441,352
                                                      ---------------

       SHORT TERM INVESTMENTS--0.8%
                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       DISCOUNT NOTES--0.8%
       Federal Home Loan Bank
        4.38%, 02/15/06..................... $   300,000 $       298,448
       Federal National Mortgage Association
        4.45%, 03/22/06.....................  38,300,000      37,933,171
        4.310%, 03/22/06....................   1,625,000       1,609,436
                                                         ---------------
       Total Short Term Investments
        (Amortized Cost $39,841,055)........                  39,841,055
                                                         ---------------
       Total Investments--99.9%
        (Identified Cost $4,131,454,755) (c)               4,992,282,407
       Other assets less liabilities........                   3,195,175
                                                         ---------------
       TOTAL NET ASSETS--100%...............             $ 4,995,477,582
                                                         ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $96,233,326 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $99,430,593.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $4,139,352,031 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $1,348,920,185 AND $(495,989,809), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
S&P 500 Index Futures.    3/16/2006       127    $40,192,560   $39,839,900    ($352,660)
                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................             $4,992,282,407
        Cash..................................                        280
        Collateral for securities loaned......                 99,430,593
        Receivable for:
         Securities sold......................                  6,205,702
         Fund shares sold.....................                  5,707,354
         Accrued interest and dividends.......                  6,640,924
                                                           --------------
          Total Assets........................              5,110,267,260
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $ 7,297,998
         Securities purchased.................   6,181,349
         Futures variation margin.............     198,755
         Return of collateral for securities
          loaned..............................  99,430,593
        Accrued expenses:
         Management fees......................   1,043,872
         Service and distribution fees........     200,317
         Other expenses.......................     436,794
                                               -----------
          Total Liabilities...................                114,789,678
                                                           --------------
      NET ASSETS..............................             $4,995,477,582
                                                           ==============
        Net assets consists of:
         Capital paid in......................             $3,956,855,898
         Undistributed net investment income..                 76,007,794
         Accumulated net realized gains.......                102,138,898
         Unrealized appreciation on
          investments and futures contracts...                860,474,992
                                                           --------------
      NET ASSETS..............................             $4,995,477,582
                                                           ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($3,942,484,288 divided by
       118,742,369 shares outstanding)........             $        33.20
                                                           ==============
      CLASS B
      Net asset value and redemption price per
       share ($765,425,121 divided by
       23,616,193 shares outstanding).........             $        32.41
                                                           ==============
      CLASS E
      Net asset value and redemption price per
       share ($287,568,173 divided by
       8,704,598 shares outstanding)..........             $        33.04
                                                           ==============
      Identified cost of investments..........             $4,131,454,755
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends...............................               $ 89,325,048
      Interest................................                  2,821,418(a)
                                                             ------------
                                                               92,146,466
    EXPENSES
      Management fees......................... $ 12,246,737
      Service and distribution fees--Class B..    1,586,557
      Service and distribution fees--Class E..      429,475
      Directors' fees and expenses............       22,265
      Custodian...............................      551,557
      Audit and tax services..................       16,887
      Legal...................................      122,294
      Printing................................    1,249,924
      Insurance...............................       97,217
      Miscellaneous...........................       78,548
                                               ------------
      Total expenses..........................   16,401,461
      Management fee waivers..................     (231,563)   16,169,898
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 75,976,568
                                                             ------------
    REALIZED AND UNREALIZED GAIN
    Realized gain on:
      Investments--net........................  109,273,667
      Futures contracts--net..................    4,070,363   113,344,030
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................   36,412,698
      Futures contracts--net..................   (3,144,310)   33,268,388
                                               ------------  ------------
    Net gain..................................                146,612,418
                                                             ------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS..........................               $222,588,986
                                                             ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $261,163.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2005            2004
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   75,976,568  $   77,846,810
  Net realized gain.................................................    113,344,030      45,750,907
  Unrealized appreciation...........................................     33,268,388     344,502,125
                                                                     --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................    222,588,986     468,099,842
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (64,940,610)    (34,642,595)
    Class B.........................................................     (8,290,412)     (2,286,968)
    Class E.........................................................     (4,221,091)     (1,628,653)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (77,452,113)    (38,558,216)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (91,725,843)    186,609,239
                                                                     --------------  --------------
  TOTAL INCREASE IN NET ASSETS......................................     53,411,030     616,150,865

NET ASSETS
  Beginning of the period...........................................  4,942,066,552   4,325,915,687
                                                                     --------------  --------------
  End of the period................................................. $4,995,477,582  $4,942,066,552
                                                                     ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $   76,007,794  $   77,448,853
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2005           DECEMBER 31, 2004
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  13,995,651  $ 448,361,856   12,154,078  $ 363,376,092
  Reinvestments...............................................   2,143,962     64,940,610    1,153,216     34,642,595
  Redemptions................................................. (25,686,049)  (822,977,332) (18,531,590)  (555,863,665)
                                                               -----------  -------------  -----------  -------------
  Net decrease................................................  (9,546,436) $(309,674,866)  (5,224,296) $(157,844,978)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................  11,564,331  $ 360,936,529    9,744,919  $ 286,325,159
  Reinvestments...............................................     279,892      8,290,412       77,814      2,286,968
  Redemptions.................................................  (4,374,267)  (137,242,753)  (2,418,420)   (70,751,599)
                                                               -----------  -------------  -----------  -------------
  Net increase................................................   7,469,956  $ 231,984,188    7,404,313  $ 217,860,528
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   1,020,487  $  32,427,764    5,444,975  $ 161,207,332
  Reinvestments...............................................     139,910      4,221,091       54,434      1,628,653
  Redemptions.................................................  (1,589,809)   (50,684,020)  (1,216,505)   (36,242,296)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................    (429,412) $ (14,035,165)   4,282,904  $ 126,593,689
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (2,505,892) $ (91,725,843)   6,462,921  $ 186,609,239
                                                               ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                        CLASS A
                                                          ---------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                             2005        2004        2003        2002            2001
                                                          ----------  ----------  ----------  ----------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    32.27  $    29.45  $    23.41  $    30.60      $    35.26
                                                          ----------  ----------  ----------  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.55        0.54        0.38        0.35            0.33
  Net realized and unrealized gain (loss) of investments.       0.90        2.54        6.11       (7.09)          (4.59)
                                                          ----------  ----------  ----------  ----------      ----------
  Total from investment operations.......................       1.45        3.08        6.49       (6.74)          (4.26)
                                                          ----------  ----------  ----------  ----------      ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.52)      (0.26)      (0.45)      (0.23)          (0.09)
  Distributions from net realized capital gains..........       0.00        0.00        0.00       (0.22)          (0.31)
                                                          ----------  ----------  ----------  ----------      ----------
  Total distributions....................................      (0.52)      (0.26)      (0.45)      (0.45)          (0.40)
                                                          ----------  ----------  ----------  ----------      ----------
NET ASSET VALUE, END OF PERIOD........................... $    33.20  $    32.27  $    29.45  $    23.41      $    30.60
                                                          ==========  ==========  ==========  ==========      ==========
TOTAL RETURN (%).........................................        4.6        10.5        28.2       (22.3)          (12.2)
Ratio of operating expenses to average net assets (%)....       0.29        0.30        0.31        0.31            0.31
Ratio of net investment income to average net assets (%).       1.59        1.73        1.48        1.30            1.02
Portfolio turnover rate (%)..............................          8           3           1           7               5
Net assets, end of period (000).......................... $3,942,484  $4,139,893  $3,931,839  $2,725,874      $3,665,168

                                                                                        CLASS B
                                                          ---------------------------------------------------------------
                                                                                                          JANUARY 2, 2001/(A)/
                                                                      YEAR ENDED DECEMBER 31,                   THROUGH
                                                          ----------------------------------------------     DECEMBER 31,
                                                             2005        2004        2003        2002            2001
                                                          ----------  ----------  ----------  ----------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    31.52  $    28.80  $    22.92  $    30.03      $    33.71
                                                          ----------  ----------  ----------  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.39        0.41        0.34        0.23            0.17
  Net realized and unrealized gain (loss) of investments.       0.95        2.53        5.95       (6.90)          (3.45)
                                                          ----------  ----------  ----------  ----------      ----------
  Total from investment operations.......................       1.34        2.94        6.29       (6.67)          (3.28)
                                                          ----------  ----------  ----------  ----------      ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.45)      (0.22)      (0.41)      (0.22)          (0.09)
  Distributions from net realized capital gains..........       0.00        0.00        0.00       (0.22)          (0.31)
                                                          ----------  ----------  ----------  ----------      ----------
  Total distributions....................................      (0.45)      (0.22)      (0.41)      (0.44)          (0.40)
                                                          ----------  ----------  ----------  ----------      ----------
NET ASSET VALUE, END OF PERIOD........................... $    32.41  $    31.52  $    28.80  $    22.92      $    30.03
                                                          ==========  ==========  ==========  ==========      ==========
TOTAL RETURN (%).........................................        4.4        10.3        27.9       (22.5)           (9.8)(b)
Ratio of operating expenses to average net assets (%)....       0.54        0.55        0.56        0.56            0.56 (c)
Ratio of net investment income to average net assets (%).       1.36        1.59        1.24        1.17            0.83 (c)
Portfolio turnover rate (%)..............................          8           3           1           7               5
Net assets, end of period (000).......................... $  765,425  $  508,908  $  251,793  $   88,517      $   17,421

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD(S) LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                 CLASS E
                                                          --------------------------------------------------
                                                                                                 MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,             THROUGH
                                                          -------------------------------------   DECEMBER 31,
                                                            2005      2004      2003      2002        2001
                                                          --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  32.11  $  29.33  $  23.34  $ 30.54      $33.45
                                                          --------  --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.47      0.47      0.40     0.31        0.00
  Net realized and unrealized gain (loss) of investments.     0.93      2.56      6.02    (7.06)      (2.91)
                                                          --------  --------  --------  -------      ------
  Total from investment operations.......................     1.40      3.03      6.42    (6.75)      (2.91)
                                                          --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.47)    (0.25)    (0.43)   (0.23)       0.00
  Distributions from net realized capital gains..........     0.00      0.00      0.00    (0.22)       0.00
                                                          --------  --------  --------  -------      ------
  Total distributions....................................    (0.47)    (0.25)    (0.43)   (0.45)       0.00
                                                          --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  33.04  $  32.11  $  29.33  $ 23.34      $30.54
                                                          ========  ========  ========  =======      ======
TOTAL RETURN (%).........................................      4.5      10.4      28.0    (22.4)       (8.7)(b)
Ratio of operating expenses to average net assets (%)....     0.44      0.45      0.46     0.46        0.46 (c)
Ratio of net investment income to average net assets (%).     1.44      1.67      1.34     1.36        0.93 (c)
Portfolio turnover rate (%)..............................        8         3         1        7           5
Net assets, end of period (000).......................... $287,568  $293,266  $142,284  $25,624      $   33

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD(S) LESS THAN ONE YEAR ARE NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.0% OF TOTAL NET ASSETS

          SECURITY DESCRIPTION                  SHARES     VALUE*
          -----------------------------------------------------------

          AEROSPACE & DEFENSE--4.7%
          Lockheed Martin Corp.................  42,260 $   2,689,004
          United Technologies Corp.............  58,630     3,278,003
                                                        -------------
                                                            5,967,007
                                                        -------------

          AIR FREIGHT & LOGISTICS--1.0%
          FedEx Corp...........................  11,940     1,234,477
                                                        -------------

          BEVERAGES--2.2%
          PepsiCo, Inc.........................  32,139     1,898,772
          The Coca-Cola Co.....................  22,590       910,603
                                                        -------------
                                                            2,809,375
                                                        -------------

          BIOTECHNOLOGY--4.2%
          Amgen, Inc. (a)......................  33,460     2,638,656
          Genzyme Corp. (a)....................  13,300       941,374
          Gilead Sciences, Inc. (a)............  35,150     1,849,944
                                                        -------------
                                                            5,429,974
                                                        -------------

          BUILDING PRODUCTS--0.8%
          Masco Corp...........................  32,730       988,119
                                                        -------------

          CAPITAL MARKETS--3.8%
          Legg Mason, Inc......................  11,000     1,316,590
          Lehman Brothers Holdings, Inc........  10,520     1,348,348
          The Goldman Sachs Group, Inc.........  16,805     2,146,167
                                                        -------------
                                                            4,811,105
                                                        -------------

          CHEMICALS--2.9%
          Monsanto Co..........................  14,330     1,111,005
          Praxair, Inc.........................  27,094     1,434,898
          The Dow Chemical Co..................  28,150     1,233,533
                                                        -------------
                                                            3,779,436
                                                        -------------

          COMMERCIAL BANKS--3.6%
          Bank of America Corp.................  56,920     2,626,858
          Wells Fargo & Co.....................  30,682     1,927,750
                                                        -------------
                                                            4,554,608
                                                        -------------

          COMMUNICATIONS EQUIPMENT--2.5%
          Cisco Systems, Inc. (a).............. 115,100     1,970,512
          QUALCOMM, Inc........................  27,510     1,185,131
                                                        -------------
                                                            3,155,643
                                                        -------------

          COMPUTERS & PERIPHERALS--6.3%
          Apple Computer, Inc. (a).............  20,060     1,442,114
          Dell, Inc. (a).......................  45,990     1,379,240
          EMC Corp. (a)........................ 217,310     2,959,762
          International Business Machines Corp.  15,270     1,255,194
          SanDisk Corp. (a)....................  17,310     1,087,414
                                                        -------------
                                                            8,123,724
                                                        -------------

          CONSUMER FINANCE--2.6%
          American Express Co..................  29,030     1,493,884
          SLM Corp.............................  33,750     1,859,287
                                                        -------------
                                                            3,353,171
                                                        -------------

    SECURITY DESCRIPTION                               SHARES     VALUE*
    ------------------------------------------------------------------------

    DIVERSIFIED FINANCIAL SERVICES--1.8%
    JPMorgan Chase & Co...............................  58,850 $   2,335,756
                                                               -------------

    DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
    Amdocs, Ltd. (a)..................................  49,060     1,349,150
                                                               -------------

    ELECTRIC UTILITIES--1.3%
    Entergy Corp......................................   5,330       365,905
    Exelon Corp.......................................  25,130     1,335,408
                                                               -------------
                                                                   1,701,313
                                                               -------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
    Samsung Electronics Co., Ltd. (U.S. Traded Shares)
     (144A) (GDR).....................................   5,190     1,710,105
                                                               -------------

    ENERGY EQUIPMENT & SERVICES--4.0%
    GlobalSantaFe Corp................................  28,130     1,354,460
    Halliburton Co....................................   7,890       488,864
    Noble Corp........................................  25,125     1,772,317
    Transocean, Inc. (a)..............................  22,200     1,547,118
                                                               -------------
                                                                   5,162,759
                                                               -------------

    FOOD & STAPLES RETAILING--1.0%
    Wal-Mart Stores, Inc..............................  26,110     1,221,948
                                                               -------------

    FOOD PRODUCTS--1.0%
    Nestle S.A.(CHF)..................................   4,424     1,320,111
                                                               -------------

    HEALTH CARE EQUIPMENT & SUPPLIES--2.6%
    Boston Scientific Corp. (a).......................  31,930       781,966
    Medtronic, Inc....................................  22,080     1,271,145
    Zimmer Holdings, Inc. (a).........................  18,950     1,277,988
                                                               -------------
                                                                   3,331,099
                                                               -------------

    HOTELS, RESTAURANTS & LEISURE--1.9%
    Carnival Corp.....................................  27,950     1,494,487
    Hilton Group, Plc.(GBP)........................... 141,220       883,070
                                                               -------------
                                                                   2,377,557
                                                               -------------

    HOUSEHOLD PRODUCTS--5.0%
    Colgate-Palmolive Co..............................  32,350     1,774,398
    Reckitt Benckiser, Plc.(GBP)......................  70,970     2,339,391
    The Procter & Gamble Co...........................  40,402     2,338,468
                                                               -------------
                                                                   6,452,257
                                                               -------------

    INDUSTRIAL CONGLOMERATES--2.6%
    3M Co.............................................  16,950     1,313,625
    Tyco International, Ltd...........................  68,380     1,973,447
                                                               -------------
                                                                   3,287,072
                                                               -------------

    INSURANCE--5.2%
    ACE, Ltd..........................................  18,820     1,005,741
    American International Group, Inc.................  62,981     4,297,194
    Genworth Financial, Inc. (Class A)................  39,270     1,357,956
                                                               -------------
                                                                   6,660,891
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        INTERNET SOFTWARE & SERVICES--0.5%
        Yahoo!, Inc. (a)..........................  14,920 $     584,566
                                                           -------------

        IT SERVICES--0.6%
        Accenture, Ltd. (Class A) (a).............  25,150       726,080
                                                           -------------

        MACHINERY--2.0%
        Caterpillar, Inc..........................  32,540     1,879,836
        Illinois Tool Works, Inc..................   7,140       628,248
                                                           -------------
                                                               2,508,084
                                                           -------------

        MEDIA--1.8%
        The Walt Disney Co........................  44,410     1,064,508
        Viacom, Inc. (Class B)....................  37,921     1,236,224
                                                           -------------
                                                               2,300,732
                                                           -------------

        MULTILINE RETAIL--2.3%
        Kohl's Corp. (a)..........................  20,630     1,002,618
        Target Corp...............................  36,196     1,989,694
                                                           -------------
                                                               2,992,312
                                                           -------------

        OIL, GAS & CONSUMABLE FUELS--5.9%
        Amerada Hess Corp.........................  12,080     1,531,986
        BP, Plc. (ADR)............................  21,383     1,373,216
        EnCana Corp...............................  19,880       897,781
        EOG Resources, Inc........................  22,630     1,660,363
        Total S.A. (ADR)..........................  16,380     2,070,432
                                                           -------------
                                                               7,533,778
                                                           -------------

        PHARMACEUTICALS--10.1%
        Abbott Laboratories.......................  52,930     2,087,030
        Eli Lilly & Co............................  34,570     1,956,316
        Johnson & Johnson.........................  59,871     3,598,247
        Roche Holding AG(CHF).....................   9,730     1,460,040
        Teva Pharmaceutical Industries, Ltd. (ADR)  27,410     1,178,904
        Wyeth.....................................  56,915     2,622,074
                                                           -------------
                                                              12,902,611
                                                           -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.0%
        Analog Devices, Inc.......................  19,660       705,204
        Intel Corp................................  47,770     1,192,339
        Xilinx, Inc...............................  27,480       692,771
                                                           -------------
                                                               2,590,314
                                                           -------------

        SOFTWARE--3.2%
        Adobe Systems, Inc. (a)...................  21,440       792,422
        Electronic Arts, Inc. (a).................  26,480     1,385,169
        Oracle Corp. (a).......................... 153,200     1,870,572
                                                           -------------
                                                               4,048,163
                                                           -------------

        SPECIALTY RETAIL--2.7%
        Staples, Inc..............................  65,150     1,479,557
        The Gap, Inc..............................  46,160       814,262
        TJX Cos., Inc.............................  51,730     1,201,688
                                                           -------------
                                                               3,495,507
                                                           -------------

          SECURITY DESCRIPTION                    SHARES     VALUE*
          ------------------------------------------------------------

          TEXTILES, APPAREL & LUXURY GOODS--0.9%
          NIKE, Inc. (Class B)..................   13,720 $  1,190,759
                                                          ------------

          TOBACCO--1.8%
          Altria Group, Inc.....................   30,140    2,252,061
                                                          ------------

          WIRELESS TELECOMMUNICATION SERVICES--1.9%
          Sprint Nextel Corp....................   70,210    1,640,106
          Vodafone Group, Plc. (ADR)............   35,949      771,825
                                                          ------------
                                                             2,411,931
                                                          ------------
          Total Common Stock
           (Identified Cost $111,178,016).......           126,653,555
                                                          ------------

          SHORT TERM INVESTMENTS--0.9%
                                                   FACE
          SECURITY DESCRIPTION                    AMOUNT     VALUE*
          ------------------------------------------------------------

          COMMERCIAL PAPER--0.6%
          AIG Funding, Inc.
           4.000%, 01/03/06..................... $798,000      797,822
                                                          ------------

          DISCOUNT NOTES--0.3%
          Federal Home Loan Bank
           3.350%, 01/03/06.....................  360,000      359,933
                                                          ------------
          Total Short Term Investments
           (Amortized Cost $1,157,756)..........             1,157,756
                                                          ------------
          Total Investments--99.9%
           (Identified Cost $112,335,772) (b)...           127,811,311
          Other assets less liabilities.........               109,393
                                                          ------------
          TOTAL NET ASSETS--100%................          $127,920,704
                                                          ============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $112,490,333 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $ 17,870,606 AND $(2,549,628), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $1,710,105, WHICH IS 1.3% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(GDR)--GLOBAL DEPOSITORY RECEIPT.
(CHF)--SWISS FRANC
(GBP)--BRITISH POUND

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.........................          $127,811,311
       Cash.........................................               210,759
       Receivable for:
        Securities sold.............................               419,556
        Fund shares sold............................                38,390
        Accrued interest and dividends..............               110,295
        Foreign taxes...............................                 5,042
                                                              ------------
         Total Assets...............................           128,595,353
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $116,942
        Securities purchased........................  399,564
       Accrued expenses:
        Management fees.............................   82,233
        Service and distribution fees...............   13,465
        Deferred directors' fees....................   13,549
        Other expenses..............................   48,896
                                                     --------
         Total Liabilities..........................               674,649
                                                              ------------
     NET ASSETS.....................................          $127,920,704
                                                              ============
       Net assets consists of:
        Capital paid in.............................          $122,083,566
        Undistributed net investment income.........               389,101
        Accumulated net realized losses.............           (10,027,166)
        Unrealized appreciation on investments and
         foreign currency...........................            15,475,203
                                                              ------------
     NET ASSETS.....................................          $127,920,704
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($55,660,236 divided by
      5,691,037 shares outstanding).................          $       9.78
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($49,130,953 divided by
      5,043,988 shares outstanding).................          $       9.74
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($23,129,515 divided by
      2,370,066 shares outstanding).................          $       9.76
                                                              ============
     Identified cost of investments.................          $112,335,772
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 1,739,984(a)
       Interest...............................                   44,487
                                                            -----------
                                                              1,784,471
     EXPENSES
       Management fees........................ $   947,620
       Deferred expense reimbursement.........      41,674
       Service and distribution fees--Class B.     118,984
       Service and distribution fees--Class E.      34,029
       Directors' fees and expenses...........      23,182
       Custodian..............................     108,681
       Audit and tax services.................      13,049
       Legal..................................       3,459
       Printing...............................      31,896
       Insurance..............................       2,626
       Miscellaneous..........................       6,129
                                               -----------
       Total expenses.........................   1,331,329
       Expense reductions.....................     (14,900)   1,316,429
                                               -----------  -----------
     NET INVESTMENT INCOME....................                  468,042
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net.......................   9,835,558
       Foreign currency transactions--net.....     (44,165)   9,791,393
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................  (1,688,895)
       Foreign currency transactions--net.....      (1,090)  (1,689,985)
                                               -----------  -----------
     Net gain.................................                8,101,408
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $ 8,569,450
                                                            ===========

(a)NET OF FOREIGN TAXES OF $30,988.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    468,042  $    486,741
  Net realized gain.................................................    9,791,393     6,930,068
  Unrealized appreciation (depreciation)............................   (1,689,985)    8,341,490
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................    8,569,450    15,758,299
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (253,383)     (141,044)
    Class B.........................................................      (94,155)     (193,282)
    Class E.........................................................      (66,783)      (62,600)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (414,321)     (396,926)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (11,367,431)   29,304,427
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (3,212,302)   44,665,800

NET ASSETS
  Beginning of the period...........................................  131,133,006    86,467,206
                                                                     ------------  ------------
  End of the period................................................. $127,920,704  $131,133,006
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $    389,101  $    394,444
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,023,500  $  9,445,381   3,039,741  $ 24,899,646
  Shares issued through acquisition...........................          0             0   3,868,426    29,911,327
  Reinvestments...............................................     28,958       253,383      16,831       141,044
  Redemptions................................................. (1,770,911)  (16,387,893) (3,591,062)  (29,496,402)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (718,453) $ (6,689,129)  3,333,936  $ 25,455,615
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    580,119  $  5,343,291   1,699,576  $ 14,179,860
  Shares issued through acquisition...........................          0             0      25,379       207,824
  Reinvestments...............................................     10,785        94,155      23,120       193,282
  Redemptions.................................................   (965,429)   (8,844,462) (2,273,714)  (18,797,246)
                                                               ----------  ------------  ----------  ------------
  Net decrease................................................   (374,525) $ (3,407,016)   (525,639) $ (4,216,280)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    259,460  $  2,390,880     631,024  $  5,210,442
  Shares issued through acquisition...........................          0             0     907,886     6,978,460
  Reinvestments...............................................      7,641        66,783       7,479        62,600
  Redemptions.................................................   (403,252)   (3,728,949)   (503,493)   (4,186,410)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (136,151) $ (1,271,286)  1,042,896  $  8,065,092
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,229,129) $(11,367,431)  3,851,193  $ 29,304,427
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                           CLASS A
                                         -------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                         -------------------------------------------
                                           2005     2004     2003     2002     2001
                                         -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  9.17  $  8.27  $  6.81  $  8.57  $ 10.23
                                         -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.05     0.03     0.05     0.05     0.05
 Net realized and unrealized gain
   (loss) of investments................    0.60     0.92     1.43    (1.78)   (1.67)
                                         -------  -------  -------  -------  -------
 Total from investment operations.......    0.65     0.95     1.48    (1.73)   (1.62)
                                         -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.04)   (0.05)   (0.02)   (0.03)   (0.04)
                                         -------  -------  -------  -------  -------
 Total distributions....................   (0.04)   (0.05)   (0.02)   (0.03)   (0.04)
                                         -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.......... $  9.78  $  9.17  $  8.27  $  6.81  $  8.57
                                         =======  =======  =======  =======  =======
TOTAL RETURN (%)........................     7.3     11.4     21.9    (20.2)   (15.9)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................    0.93     0.97     0.98     0.90     0.90
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................    0.92     0.95     0.96     0.88       --
Ratio of operating expenses to average
 net assets without giving effect to
 the contractual expense agreement
 would have been (%)....................      --       --     1.11     1.34     1.37
Ratio of net investment income to
 average net assets (%).................    0.49     0.56     0.68     0.62     0.58
Portfolio turnover rate (%).............      46      107       88       63       86
Net assets, end of period (000)......... $55,660  $58,752  $25,431  $20,618  $24,506

                                                          CLASS B
                                         --------------------------------------
                                                                    MAY 1, 2002/(A)
                                          YEAR ENDED DECEMBER 31,      /THROUGH
                                         -------------------------   DECEMBER 31,
                                           2005     2004     2003        2002
                                         -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  9.13  $  8.24  $  6.80      $  8.13
                                         -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.02     0.02     0.02         0.01
 Net realized and unrealized gain
   (loss) of investments................    0.61     0.90     1.44        (1.34)
                                         -------  -------  -------      -------
 Total from investment operations.......    0.63     0.92     1.46        (1.33)
                                         -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.02)   (0.03)   (0.02)        0.00
                                         -------  -------  -------      -------
 Total distributions....................   (0.02)   (0.03)   (0.02)        0.00
                                         -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD.......... $  9.74  $  9.13  $  8.24      $  6.80
                                         =======  =======  =======      =======
TOTAL RETURN (%)........................     6.9     11.2     21.5        (16.4)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................    1.18     1.22     1.23         1.15 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................    1.17     1.20     1.21         1.13 (c)
Ratio of operating expenses to average
 net assets without giving effect to
 the contractual expense agreement
 would have been (%)....................      --       --     1.36         1.59 (c)
Ratio of net investment income to
 average net assets (%).................    0.24     0.30     0.45         0.55 (c)
Portfolio turnover rate (%).............      46      107       88           63
Net assets, end of period (000)......... $49,131  $49,460  $48,960      $12,365

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS E
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  9.15  $  8.25  $  6.81  $ 8.57      $ 9.56
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.03     0.03     0.03    0.04        0.01
 Net realized and unrealized gain (loss) of investments...............    0.61     0.91     1.43   (1.77)      (1.00)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.64     0.94     1.46   (1.73)      (0.99)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.03)   (0.04)   (0.02)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.03)   (0.04)   (0.02)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  9.76  $  9.15  $  8.25  $ 6.81      $ 8.57
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     7.1     11.3     21.5   (20.2)      (10.4)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.08     1.12     1.13    1.05        1.05 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    1.07     1.10     1.11    1.03          --
Ratio of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --     1.26    1.49        1.52 (c)
Ratio of net investment income to average net assets (%)..............    0.34     0.41     0.55    0.55        0.26 (c)
Portfolio turnover rate (%)...........................................      46      107       88      63          86
Net assets, end of period (000)....................................... $23,130  $22,921  $12,077  $4,436      $  730

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.5% OF TOTAL NET ASSETS


           SECURITY DESCRIPTION                 SHARES     VALUE*
           ----------------------------------------------------------

           AEROSPACE & DEFENSE--0.5%
           General Dynamics Corp...............  17,900 $   2,041,495
                                                        -------------

           AIRLINES--0.4%
           Southwest Airlines Co...............  89,700     1,473,771
                                                        -------------

           BEVERAGES--0.4%
           PepsiCo, Inc........................  26,300     1,553,804
                                                        -------------

           BIOTECHNOLOGY--3.2%
           Amgen, Inc. (a).....................  79,500     6,269,370
           Genentech, Inc. (a).................  28,300     2,617,750
           Gilead Sciences, Inc. (a)...........  55,200     2,905,176
                                                        -------------
                                                           11,792,296
                                                        -------------

           CAPITAL MARKETS--7.4%
           Ameritrade Holding Corp. (a)........  70,400     1,689,600
           E*TRADE Financial Corp. (a).........  73,000     1,522,780
           Franklin Resources, Inc.............  19,100     1,795,591
           Legg Mason, Inc.....................  17,700     2,118,513
           Merrill Lynch & Co., Inc............  53,200     3,603,236
           State Street Corp...................  76,300     4,230,072
           The Charles Schwab Corp............. 189,300     2,777,031
           The Goldman Sachs Group, Inc........  13,800     1,762,398
           UBS AG(CHF).........................  83,700     7,963,698
                                                        -------------
                                                           27,462,919
                                                        -------------

           CHEMICALS--1.2%
           Monsanto Co.........................  57,700     4,473,481
                                                        -------------

           COMMERCIAL BANKS--1.9%
           Anglo Irish Bank Corp., Plc.(EUR)... 214,300     3,258,050
           Northern Trust Corp.................  70,900     3,674,038
                                                        -------------
                                                            6,932,088
                                                        -------------

           COMMERCIAL SERVICES & SUPPLIES--0.8%
           Cendant Corp........................ 164,600     2,839,350
                                                        -------------

           COMMUNICATIONS EQUIPMENT--3.4%
           Cisco Systems, Inc. (a).............  70,700     1,210,384
           Corning, Inc. (a)................... 218,800     4,301,608
           Juniper Networks, Inc. (a).......... 101,100     2,254,530
           Nokia Oyj(EUR)...................... 142,200     2,603,650
           QUALCOMM, Inc.......................  54,400     2,343,552
                                                        -------------
                                                           12,713,724
                                                        -------------

           COMPUTERS & PERIPHERALS--2.6%
           Dell, Inc. (a)...................... 221,000     6,627,790
           EMC Corp. (a)....................... 209,200     2,849,304
                                                        -------------
                                                            9,477,094
                                                        -------------

           CONSUMER FINANCE--3.0%
           American Express Co................. 123,000     6,329,580
           SLM Corp............................  84,400     4,649,596
                                                        -------------
                                                           10,979,176
                                                        -------------

         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         DIVERSIFIED CONSUMER SERVICES--0.8%
         Apollo Group, Inc. (Class A) (a)........  51,000 $   3,083,460
                                                          -------------

         DIVERSIFIED FINANCIAL SERVICES--2.3%
         Citigroup, Inc.......................... 173,615     8,425,536
                                                          -------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
         Amdocs, Ltd. (a)........................  77,400     2,128,500
         Telus Corp.(CAD)........................  19,400       796,333
         Telus Corp..............................  35,300     1,421,178
                                                          -------------
                                                              4,346,011
                                                          -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
         Garmin, Ltd.............................  24,900     1,652,115
         Samsung Electronics Co., Ltd.(KRW)......   3,440     2,214,478
                                                          -------------
                                                              3,866,593
                                                          -------------

         ENERGY EQUIPMENT & SERVICES--2.5%
         Baker Hughes, Inc.......................  59,700     3,628,566
         Schlumberger, Ltd.......................  57,000     5,537,550
                                                          -------------
                                                              9,166,116
                                                          -------------

         FOOD & STAPLES RETAILING--4.1%
         Sysco Corp..............................  66,000     2,049,300
         Wal-Mart de Mexico S.A. de CV(MXN)...... 128,100       711,081
         Wal-Mart de Mexico S.A. de CV (ADR).....  20,700     1,148,092
         Wal-Mart Stores, Inc.................... 188,100     8,803,080
         Walgreen Co.............................  54,600     2,416,596
                                                          -------------
                                                             15,128,149
                                                          -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
         Medtronic, Inc..........................  66,900     3,851,433
         St. Jude Medical, Inc. (a)..............  23,600     1,184,720
         Stryker Corp............................  38,200     1,697,226
         Zimmer Holdings, Inc. (a)...............  29,300     1,975,992
                                                          -------------
                                                              8,709,371
                                                          -------------

         HEALTH CARE PROVIDERS & SERVICES--5.7%
         Caremark Rx, Inc. (a)...................  70,900     3,671,911
         Humana, Inc. (a)........................  13,700       744,321
         Quest Diagnostics, Inc..................  63,400     3,263,832
         UnitedHealth Group, Inc................. 150,600     9,358,284
         WellPoint, Inc. (a).....................  49,600     3,957,584
                                                          -------------
                                                             20,995,932
                                                          -------------

         HOTELS, RESTAURANTS & LEISURE--2.9%
         Carnival Corp...........................  77,800     4,159,966
         International Game Technology...........  86,400     2,659,392
         MGM Mirage, Inc. (a)....................  17,800       652,726
         Wynn Resorts, Ltd. (a)..................  57,500     3,153,875
                                                          -------------
                                                             10,625,959
                                                          -------------

         HOUSEHOLD DURABLES--1.0%
         Harman International Industries, Inc....  26,200     2,563,670
         Lennar Corp. (Class A)..................  17,000     1,037,340
                                                          -------------
                                                              3,601,010
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     HOUSEHOLD PRODUCTS--1.4%
     Reckitt Benckiser, Plc.(GBP)....................  50,381 $   1,660,714
     The Procter & Gamble Co.........................  62,205     3,600,426
                                                              -------------
                                                                  5,261,140
                                                              -------------

     INDUSTRIAL CONGLOMERATES--4.1%
     General Electric Co............................. 387,700    13,588,885
     Tyco International, Ltd.........................  59,000     1,702,740
                                                              -------------
                                                                 15,291,625
                                                              -------------

     INSURANCE--4.3%
     American International Group, Inc............... 123,800     8,446,874
     Genworth Financial, Inc. (Class A)..............  43,800     1,514,604
     Marsh & McLennan Cos., Inc......................  72,000     2,286,720
     The Hartford Financial Services Group, Inc......  43,400     3,727,626
                                                              -------------
                                                                 15,975,824
                                                              -------------

     INTERNET SOFTWARE & SERVICES--1.8%
     Google, Inc. (Class A) (a)......................   7,400     3,069,964
     Yahoo!, Inc. (a)................................  90,800     3,557,544
                                                              -------------
                                                                  6,627,508
                                                              -------------

     IT SERVICES--4.4%
     Accenture, Ltd. (Class A) (a)................... 226,100     6,527,507
     Affiliated Computer Services, Inc. (Class A) (a)  27,100     1,603,778
     Automatic Data Processing, Inc..................  90,700     4,162,223
     First Data Corp.................................  91,200     3,922,512
                                                              -------------
                                                                 16,216,020
                                                              -------------

     MACHINERY--2.4%
     Danaher Corp.................................... 112,900     6,297,562
     Deere & Co......................................  38,400     2,615,424
                                                              -------------
                                                                  8,912,986
                                                              -------------

     MEDIA--4.8%
     Comcast Corp. (Special Class A) (a).............  77,100     1,980,699
     Discovery Holding Co. (Class A) (a).............  60,541       917,196
     Liberty Media Corp. (Class A) (a)............... 522,512     4,112,170
     News Corp. (Class A)............................ 163,300     2,539,315
     Rogers Communications, Inc. (Class B)...........  66,700     2,818,742
     Time Warner, Inc................................ 119,000     2,075,360
     Univision Communications, Inc. (Class A) (a).... 109,600     3,221,144
                                                              -------------
                                                                 17,664,626
                                                              -------------

     METALS & MINING--1.0%
     BHP Billiton, Ltd.(AUD)......................... 220,300     3,685,301
                                                              -------------

     MULTILINE RETAIL--2.1%
     Kohl's Corp. (a)................................ 103,400     5,025,240
     Target Corp.....................................  47,200     2,594,584
                                                              -------------
                                                                  7,619,824
                                                              -------------

     OIL, GAS & CONSUMABLE FUELS--2.8%
     Exxon Mobil Corp................................  58,216     3,269,993
     Murphy Oil Corp.................................  50,300     2,715,697
     Total S.A.(EUR).................................  17,900     4,506,192
                                                              -------------
                                                                 10,491,882
                                                              -------------

        SECURITY DESCRIPTION                     SHARES       VALUE*
        ----------------------------------------------------------------

        PHARMACEUTICALS--3.5%
        Johnson & Johnson.....................     42,400 $   2,548,240
        Novartis AG(CHF)......................     79,500     4,171,993
        Pfizer, Inc...........................    113,263     2,641,293
        Roche Holding AG(CHF).................     14,600     2,190,809
        Sepracor, Inc. (a)....................     28,900     1,491,240
                                                          -------------
                                                             13,043,575
                                                          -------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
        Analog Devices, Inc...................    120,700     4,329,509
        Intel Corp............................    195,000     4,867,200
        Marvell Technology Group, Ltd. (a)....     40,300     2,260,427
        Maxim Integrated Products, Inc........     89,800     3,254,352
        Xilinx, Inc...........................    113,300     2,856,293
                                                          -------------
                                                             17,567,781
                                                          -------------

        SOFTWARE--4.2%
        Electronic Arts, Inc. (a).............     22,400     1,171,744
        Microsoft Corp........................    429,400    11,228,810
        Oracle Corp. (a)......................    267,700     3,268,617
                                                          -------------
                                                             15,669,171
                                                          -------------

        SPECIALTY RETAIL--2.7%
        Best Buy Co., Inc.....................     40,900     1,778,332
        Industria de Diseno Textil S.A.(EUR)..     43,500     1,419,084
        PETsMART, Inc.........................    106,200     2,725,092
        The Home Depot, Inc...................    103,550     4,191,704
                                                          -------------
                                                             10,114,212
                                                          -------------

        TEXTILES, APPAREL & LUXURY GOODS--0.9%
        NIKE, Inc. (Class B)..................     39,800     3,454,242
                                                          -------------

        THRIFTS & MORTGAGE FINANCE--0.5%
        Countrywide Financial Corp............     56,700     1,938,573
                                                          -------------

        WIRELESS TELECOMMUNICATION SERVICES--2.3%
        America Movil S.A. de C.V. (ADR)......    110,300     3,227,378
        Crown Castle International Corp. (a)..     91,200     2,454,192
        Sprint Nextel Corp....................     79,993     1,868,636
        Vodafone Group, Plc.(GBP).............    380,483       820,741
                                                          -------------
                                                              8,370,947
                                                          -------------
        Total Common Stock
         (Identified Cost $311,391,219).......              357,592,572
                                                          -------------

        SHORT TERM INVESTMENTS--3.8%
        ----------------------------------------------------------------

        MUTUAL FUNDS--3.8%
        T. Rowe Price Reserve Investment Fund. 14,024,103    14,024,103
                                                          -------------
        Total Short Term Investments
         (Identified Cost $14,024,103)........               14,024,103
                                                          -------------
        Total Investments 100.3%
         (Identified Cost $325,415,322) (b)...              371,616,675
        Liabilities in excess of other assets.                 (954,757)
                                                          -------------
        TOTAL NET ASSETS--100%................            $ 370,661,918
                                                          =============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005




(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $326,612,121 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $51,575,183 AND ($6,570,629), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(AUD)--AUSTRALIAN DOLLAR
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND
(KRW)--SOUTH KOREAN WON
(MXN)--MEXICAN PESO

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................            $371,616,675
        Foreign cash at value....................                       3
        Receivable for:
         Fund shares sold........................                 584,078
         Accrued interest and dividends..........                 424,914
         Foreign taxes...........................                  25,341
                                                             ------------
          Total Assets...........................             372,651,011
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $  659,690
         Securities purchased....................  1,036,696
         Withholding taxes.......................      2,579
        Accrued expenses:
         Management fees.........................    186,828
         Service and distribution fees...........     26,225
         Other expenses..........................     77,075
                                                  ----------
          Total Liabilities......................               1,989,093
                                                             ------------
      NET ASSETS.................................            $370,661,918
                                                             ============
        Net assets consists of:
         Capital paid in.........................            $349,343,224
         Undistributed net investment income.....               1,080,212
         Accumulated net realized losses.........             (25,959,921)
         Unrealized appreciation on investments
          and foreign currency...................              46,198,403
                                                             ------------
      NET ASSETS.................................            $370,661,918
                                                             ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($235,513,100 divided by
       17,402,205 shares outstanding)............            $      13.53
                                                             ============
      CLASS B
      Net asset value and redemption price per
       share ($106,180,510 divided by
       7,881,242 shares outstanding).............            $      13.47
                                                             ============
      CLASS E
      Net asset value and redemption price per
       share ($28,968,308 divided by
       2,147,312 shares outstanding).............            $      13.49
                                                             ============
      Identified cost of investments.............            $325,415,322
                                                             ============
      Identified cost of foreign cash............            $          4
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 3,264,098(a)
       Interest................................                  284,508
                                                             -----------
                                                               3,548,606
     EXPENSES
       Management fees......................... $ 1,887,862
       Service and distribution fees--Class B..     194,134
       Service and distribution fees--Class E..      41,720
       Directors' fees and expenses............      22,264
       Custodian...............................     196,812
       Audit and tax services..................      20,509
       Legal...................................       8,251
       Printing................................      77,055
       Insurance...............................       5,556
       Miscellaneous...........................       5,413
                                                -----------
       Total expenses..........................   2,459,576
       Expense reductions......................     (22,998)
       Management fee waivers..................     (30,326)   2,406,252
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                1,142,354
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net........................  13,394,709
       Foreign currency transactions--net......     (27,923)  13,366,786
                                                -----------  -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................   7,869,009
       Foreign currency transactions--net......      (5,242)   7,863,767
                                                -----------  -----------
     Net gain..................................               21,230,553
                                                             -----------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS...............................              $22,372,907
                                                             ===========

(a)NET OF FOREIGN TAXES OF $72,214.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  1,142,354  $  1,538,544
  Net realized gain......................................   13,366,786    10,665,438
  Unrealized appreciation................................    7,863,767    12,684,727
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   22,372,907    24,888,709
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,114,593)     (359,930)
    Class B..............................................     (257,787)         (327)
    Class E..............................................     (115,166)      (32,729)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (1,487,546)     (392,986)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   74,567,333    61,427,591
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   95,452,694    85,923,314

NET ASSETS
  Beginning of the period................................  275,209,224   189,285,910
                                                          ------------  ------------
  End of the period...................................... $370,661,918  $275,209,224
                                                          ============  ============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  1,080,212  $  1,476,325
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  5,063,456  $ 65,065,629   4,003,954  $ 46,763,659
  Reinvestments....................................     94,217     1,114,593      30,019       359,930
  Redemptions...................................... (3,331,873)  (42,272,321) (3,260,041)  (38,718,159)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  1,825,800  $ 23,907,901     773,932  $  8,405,430
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  4,676,569  $ 58,967,959   4,033,414  $ 47,078,473
  Reinvestments....................................     21,846       257,787          27           327
  Redemptions......................................   (665,744)   (8,461,504)   (212,841)   (2,504,391)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,032,671  $ 50,764,242   3,820,600  $ 44,574,409
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    391,640  $  4,922,562   1,123,710  $ 13,226,374
  Reinvestments....................................      9,752       115,166       2,737        32,729
  Redemptions......................................   (402,094)   (5,142,538)   (411,668)   (4,811,351)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................       (702) $   (104,810)    714,779  $  8,447,752
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  5,857,769  $ 74,567,333   5,309,311  $ 61,427,591
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.77  $  11.64  $   8.91  $  11.64
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.05      0.08      0.03      0.02
  Net realized and unrealized gain (loss) of investments..........................     0.78      1.07      2.71     (2.72)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     0.83      1.15      2.74     (2.70)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.07)    (0.02)    (0.01)    (0.03)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.07)    (0.02)    (0.01)    (0.03)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.53  $  12.77  $  11.64  $   8.91
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................      6.6       9.9      30.8     (23.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.71      0.74      0.79      0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.70      0.73      0.77      0.76
Ratio of net investment income to average net assets (%)..........................     0.44      0.68      0.28      0.22
Portfolio turnover rate (%).......................................................       35        37        37        49
Net assets, end of period (000)................................................... $235,513  $198,913  $172,315  $127,939

                                                                                   ---------

                                                                                   ---------
                                                                                     2001
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.93
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.03
  Net realized and unrealized gain (loss) of investments..........................    (1.31)
                                                                                   --------
  Total from investment operations................................................    (1.28)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)
                                                                                   --------
  Total distributions.............................................................    (0.01)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  11.64
                                                                                   ========
TOTAL RETURN (%)..................................................................     (9.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.75
Ratio of net investment income to average net assets (%)..........................     0.27
Portfolio turnover rate (%).......................................................       67
Net assets, end of period (000)................................................... $173,218

                                                                                                     CLASS B
                                                                                   ----------------------------------------
                                                                                                              JULY 30, 2002/(A)/
                                                                                    YEAR ENDED DECEMBER 31,        THROUGH
                                                                                   -------------------------    DECEMBER 31,
                                                                                     2005      2004    2003         2002
                                                                                   --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.72  $ 11.60  $ 8.88       $ 8.96
                                                                                   --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.01     0.05    0.01         0.00
  Net realized and unrealized gain (loss) of investments..........................     0.79     1.08    2.72        (0.08)
                                                                                   --------  -------  ------       ------
  Total from investment operations................................................     0.80     1.13    2.73        (0.08)
                                                                                   --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.05)   (0.01)  (0.01)        0.00
                                                                                   --------  -------  ------       ------
  Total distributions.............................................................    (0.05)   (0.01)  (0.01)        0.00
                                                                                   --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.47  $ 12.72  $11.60       $ 8.88
                                                                                   ========  =======  ======       ======
TOTAL RETURN (%)..................................................................      6.3      9.7    30.8         (0.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.96     0.99    1.04         1.02 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.95     0.98    1.02         1.01 (c)
Ratio of net investment income to average net assets (%)..........................     0.20     0.93    0.06         0.00 (c)
Portfolio turnover rate (%).......................................................       35       37      37           49
Net assets, end of period (000)................................................... $106,181  $48,955  $  325       $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS E
                                                                       ----------------------------------------------
                                                                                                          MAY 1, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,           THROUGH
                                                                       ---------------------------------   DECEMBER 31,
                                                                         2005     2004     2003    2002        2001
                                                                       -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 12.73  $ 11.61  $  8.90  $11.63      $12.32
                                                                       -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.04     0.06     0.01    0.03        0.00
 Net realized and unrealized gain (loss) of investments...............    0.77     1.08     2.71   (2.73)      (0.69)
                                                                       -------  -------  -------  ------      ------
 Total from investment operations.....................................    0.81     1.14     2.72   (2.70)      (0.69)
                                                                       -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.05)   (0.02)   (0.01)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
 Total distributions..................................................   (0.05)   (0.02)   (0.01)  (0.03)       0.00
                                                                       -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 13.49  $ 12.73  $ 11.61  $ 8.90      $11.63
                                                                       =======  =======  =======  ======      ======
TOTAL RETURN (%)......................................................     6.4      9.8     30.6   (23.3)       (5.6)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.86     0.89     0.94    0.92        0.91 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.85     0.88     0.92    0.91        0.90 (c)
Ratio of net investment income to average net assets (%)..............    0.29     0.56     0.14    0.07        0.75 (c)
Portfolio turnover rate (%)...........................................      35       37       37      49          67
Net assets, end of period (000)....................................... $28,968  $27,341  $16,646  $3,119      $   23

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                       SHARES       VALUE*
       ------------------------------------------------------------------

       INVESTMENT COMPANIES--100.0%
       Metropolitan Series Fund, Inc.,
        Capital Guardian U.S. Equity Portfolio,
        (Class A)..............................  26,996,764 $332,870,104
       Metropolitan Series Fund, Inc.,
        FI Value Leaders Portfolio, (Class A)..   1,726,138  333,282,659
       Metropolitan Series Fund, Inc.,
        Jennison Growth Portfolio, (Class A)...  26,723,798  330,840,614
                                                            ------------
       Total Common Stock
        (Identified Cost $787,742,326).........              996,993,377
                                                            ------------
       Total Investments--100.0%
        (Identified Cost $787,742,326) (a).....              996,993,377
       Liabilities in excess of other assets...                 (138,704)
                                                            ------------
       TOTAL NET ASSETS--100%..................             $996,854,673
                                                            ============

(a) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $799,104,449 AND THE COMPOSITION OF UNREALIZED APPRECIATION OF INVESTMENT SECURITIES WAS $197,888,928.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................            $ 996,993,377
       Receivable for:
        Securities sold.........................                  837,617
        Fund shares sold........................                  297,598
                                                            -------------
         Total Assets...........................              998,128,592
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $1,135,215
       Accrued expenses:
        Deferred directors' fees................    120,122
        Other expenses..........................     18,582
                                                 ----------
         Total Liabilities......................                1,273,919
                                                            -------------
     NET ASSETS.................................            $ 996,854,673
                                                            =============
       Net assets consists of:
        Capital paid in.........................            $ 921,625,792
        Undistributed net investment income.....                5,093,493
        Accumulated net realized losses.........             (139,115,663)
        Unrealized appreciation on investments..              209,251,051
                                                            -------------
     NET ASSETS.................................            $ 996,854,673
                                                            =============
     Computation of offering price:
     Net asset value and redemption price per
      share ($996,854,673 divided by
      2,392,396 shares outstanding).............            $      416.68
                                                            =============
     Identified cost of investments.............            $ 787,742,326
                                                            =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

            INVESTMENT INCOME
            Dividends from underlying portfolios        $ 5,231,919
                                                        -----------
            EXPENSES
              Directors' fees and expenses...... 11,545
              Custodian......................... 20,335
              Audit and tax services............ 21,612
              Legal............................. 23,985
              Miscellaneous.....................  4,817
                                                 ------
              Total expenses....................             82,294
                                                        -----------
            NET INVESTMENT INCOME...............          5,149,625
                                                        -----------
            REALIZED AND UNREALIZED GAIN
            Realized gain on:
              Investments--net..................         22,293,595
            Unrealized appreciation on:
              Investments--net..................         66,442,705
                                                        -----------
            Net gain............................         88,736,300
                                                        -----------
            NET INCREASE IN NET ASSETS FROM
             OPERATIONS.........................        $93,885,925
                                                        ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $    5,149,625  $    9,094,173
  Net realized gain......................................     22,293,595      10,642,133
  Unrealized appreciation................................     66,442,705      84,922,832
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     93,885,925     104,659,138
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income.................................     (9,105,003)     (4,637,824)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................     (9,105,003)     (4,637,824)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (117,309,190)   (113,621,579)
                                                          --------------  --------------
  TOTAL (DECREASE) IN NET ASSETS.........................    (32,528,268)    (13,600,265)

NET ASSETS
  Beginning of the period................................  1,029,382,941   1,042,983,206
                                                          --------------  --------------
  End of the period...................................... $  996,854,673  $1,029,382,941
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    5,093,493  $    9,048,871
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                    YEAR ENDED               YEAR ENDED
                                DECEMBER 31, 2005        DECEMBER 31, 2004
                             -----------------------  -----------------------
                              SHARES         $         SHARES         $
                             --------  -------------  --------  -------------
    Sales...................  291,246  $ 112,602,224   330,042  $ 116,072,361
    Reinvestments...........   25,337      9,105,003    13,106      4,637,824
    Redemptions............. (619,086)  (239,016,417) (665,411)  (234,331,764)
                             --------  -------------  --------  -------------
    Net increase (decrease). (302,503) $(117,309,190) (322,263) $(113,621,579)
                             ========  =============  ========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                             2005          2004           2003        2002       2001
                                         --------     ----------     ----------     --------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.... $ 381.97     $   345.68     $   263.54     $ 338.82  $   411.89
                                         --------     ----------     ----------     --------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     2.29           3.44           1.57         0.79        1.37
 Net realized and unrealized gain
   (loss) of investments................    35.94          34.45          81.36       (75.01)     (68.85)
                                         --------     ----------     ----------     --------  ----------
 Total from investment operations.......    38.23          37.89          82.93       (74.22)     (67.48)
                                         --------     ----------     ----------     --------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (3.52)         (1.60)         (0.79)       (1.06)      (5.59)
                                         --------     ----------     ----------     --------  ----------
 Total distributions....................    (3.52)         (1.60)         (0.79)       (1.06)      (5.59)
                                         --------     ----------     ----------     --------  ----------
NET ASSET VALUE, END OF PERIOD.......... $ 416.68     $   381.97     $   345.68     $ 263.54  $   338.82
                                         ========     ==========     ==========     ========  ==========
TOTAL RETURN (%)........................     10.2           11.0           31.5        (22.0)      (16.4)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................     0.01 (a)       0.01 (a)       0.01 (a)     0.26        0.69
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (b)................................     0.01           0.01           0.01         0.25        0.68
Ratio of net investment income to
 average net assets (%).................     0.52           0.91           0.50         0.23        0.33
Portfolio turnover rate (%).............        5              4              6          302         245
Net assets, end of period (000)......... $996,855     $1,029,383     $1,042,983     $888,712  $1,310,358

(a)THE RATIO OF OPERATING EXPENSES DOES NOT INCLUDE EXPENSES OF INVESTMENT COMPANIES IN WHICH THE PORTFOLIO INVESTS.
(b)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.6% OF TOTAL NET ASSETS


 SECURITY DESCRIPTION                                  SHARES       VALUE*
 -----------------------------------------------------------------------------

 AEROSPACE & DEFENSE--1.6%
 Alliant Techsystems, Inc. (a) (b).................      202,100 $  15,393,957
                                                                 -------------

 BIOTECHNOLOGY--2.6%
 Cephalon, Inc. (a) (b)............................      211,000    13,660,140
 Charles River Laboratories International, Inc. (b)       92,500     3,919,225
 Martek Biosciences Corp. (a) (b)..................      299,400     7,368,234
                                                                 -------------
                                                                    24,947,599
                                                                 -------------

 BUILDING PRODUCTS--1.0%
 Lennox International, Inc. (a)....................      335,000     9,447,000
                                                                 -------------

 CAPITAL MARKETS--1.8%
 Nuveen Investments, Inc. (Class A) (a)............      172,500     7,351,950
 T. Rowe Price Group, Inc..........................      143,300    10,321,899
                                                                 -------------
                                                                    17,673,849
                                                                 -------------

 CHEMICALS--2.5%
 Air Products & Chemicals, Inc.....................      161,500     9,559,185
 Airgas, Inc. (a)..................................      432,300    14,222,670
                                                                 -------------
                                                                    23,781,855
                                                                 -------------

 COMMERCIAL SERVICES & SUPPLIES--7.5%
 Alliance Data Systems Co. (a) (b).................      264,200     9,405,520
 Ceridian Corp. (b)................................      897,700    22,307,845
 ChoicePoint, Inc. (b).............................      226,300    10,072,613
 Cogent, Inc. (a) (b)..............................      322,400     7,312,032
 Stericycle, Inc. (a) (b)..........................      161,400     9,503,232
 The Corporate Executive Board Co..................      154,300    13,840,710
                                                                 -------------
                                                                    72,441,952
                                                                 -------------

 COMMUNICATIONS EQUIPMENT--5.5%
 ADTRAN, Inc.......................................      407,600    12,122,024
 Comverse Technology, Inc. (b).....................      357,900     9,516,561
 Foundry Networks, Inc. (a) (b)....................      526,100     7,265,441
 Harris Corp.......................................      346,300    14,894,363
 Polycom, Inc. (b).................................      637,600     9,755,280
                                                                 -------------
                                                                    53,553,669
                                                                 -------------

 COMPUTERS & PERIPHERALS--2.3%
 Avid Technology, Inc. (a) (b).....................      405,900    22,227,084
                                                                 -------------

 CONTAINERS & PACKAGING--0.6%
 Owens-Illinois, Inc. (b)..........................      297,600     6,261,504
                                                                 -------------

 DIVERSIFIED CONSUMER SERVICES--1.0%
 Laureate Education, Inc. (a) (b)..................      191,400    10,050,414
                                                                 -------------

 DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
 Amdocs, Ltd. (b)..................................      602,300    16,563,250
                                                                 -------------

 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
 Amphenol Corp. (Class A) (a)......................      337,100    14,920,046
 Ingram Micro, Inc.................................      398,600     7,944,098
                                                                 -------------
                                                                    22,864,144
                                                                 -------------

      SECURITY DESCRIPTION                         SHARES       VALUE*
      --------------------------------------------------------------------

      ENERGY EQUIPMENT & SERVICES--4.1%
      ESCO International, Inc..................      372,000 $  16,498,200
      Grant Prideco, Inc. (b)..................      114,800     5,064,976
      Noble Corp...............................      147,800    10,425,812
      Stolt Offshore S.A. (ADR) (a)............      638,200     7,441,412
                                                             -------------
                                                                39,430,400
                                                             -------------

      GAS UTILITIES--0.2%
      CNX Gas Corp. (144A).....................       77,500     1,627,500
                                                             -------------

      HEALTH CARE EQUIPMENT & SUPPLIES--5.0%
      Cytyc Corp. (a) (b)......................      430,100    12,141,723
      Fisher Scientific International, Inc. (b)      180,300    11,153,358
      Kinetic Concepts, Inc. (b)...............      234,800     9,335,648
      Varian Medical Systems, Inc. (b).........      313,500    15,781,590
                                                             -------------
                                                                48,412,319
                                                             -------------

      HEALTH CARE PROVIDERS & SERVICES--8.6%
      Caremark Rx, Inc. (b)....................      284,900    14,754,971
      Community Health Systems, Inc. (b).......      474,800    18,203,832
      Coventry Health Care, Inc. (b)...........      206,700    11,773,632
      Omnicare, Inc............................      225,400    12,897,388
      Triad Hospitals, Inc. (b)................      205,700     8,069,611
      WellPoint, Inc. (b)......................      225,500    17,992,645
                                                             -------------
                                                                83,692,079
                                                             -------------

      HOTELS, RESTAURANTS & LEISURE--4.5%
      GTECH Holdings Corp......................      280,300     8,896,722
      Marriott International, Inc. (Class A)...       75,700     5,069,629
      Orient-Express Hotels, Ltd. (Class A) (a)      356,000    11,221,120
      Ruby Tuesday, Inc. (a)...................      521,400    13,499,046
      Starwood Hotels & Resorts Worldwide, Inc.
       (Class B)...............................       81,200     5,185,432
                                                             -------------
                                                                43,871,949
                                                             -------------

      INSURANCE--2.6%
      AXIS Capital Holdings Ltd. (a)...........      323,000    10,103,440
      Endurance Specialty Holdings, Ltd........      409,500    14,680,575
                                                             -------------
                                                                24,784,015
                                                             -------------

      INTERNET SOFTWARE & SERVICES--1.1%
      Akamai Technologies, Inc. (a)............      549,100    10,943,563
                                                             -------------

      IT SERVICES--2.3%
      CACI International, Inc. (Class A) (b)...      172,500     9,898,050
      NAVTEQ, Inc. (a) (b).....................      278,500    12,217,795
                                                             -------------
                                                                22,115,845
                                                             -------------

      LEISURE EQUIPMENT & PRODUCTS--0.5%
      Marvel Entertainment, Inc. (a)...........      297,400     4,871,412
                                                             -------------

      MACHINERY--0.9%
      IDEX Corp................................      223,300     9,179,863
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



    SECURITY DESCRIPTION                            SHARES       VALUE*
    -----------------------------------------------------------------------

    MEDIA--3.6%
    CKX, Inc. (a)...............................      641,800 $   8,343,400
    Getty Images, Inc. (a) (b)..................       81,500     7,275,505
    Univision Communications, Inc. (Class A) (b)      396,700    11,659,013
    XM Satellite Radio Holdings, Inc. (a) (b)...      279,000     7,611,120
                                                              -------------
                                                                 34,889,038
                                                              -------------

    METALS & MINING--3.6%
    CONSOL Energy, Inc. (a) (b).................      396,200    25,824,316
    Massey Energy Co. (a).......................      234,300     8,872,941
                                                              -------------
                                                                 34,697,257
                                                              -------------

    OIL, GAS & CONSUMABLE FUELS--5.1%
    Amerada Hess Corp...........................       37,800     4,793,796
    EOG Resources, Inc..........................      271,200    19,897,944
    Newfield Expolration Co. (b)................      491,200    24,594,384
                                                              -------------
                                                                 49,286,124
                                                              -------------

    PHARMACEUTICALS--4.7%
    Endo Pharmaceuticals Holdings...............      422,500    12,784,850
    Medco Health Solutions, Inc. (b)............      243,500    13,587,300
    Shire Pharmaceuticals Group, Plc. (ADR) (a).      499,600    19,379,484
                                                              -------------
                                                                 45,751,634
                                                              -------------

    ROAD & RAIL--1.1%
    Landstar System, Inc........................      246,300    10,280,562
                                                              -------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 4.8%
    Analog Devices, Inc.........................      322,400    11,564,488
    Freescale Semiconductor, Inc. (Class B) (b).      543,300    13,674,861
    Lam Research Corp. (b)......................      332,300    11,856,464
    Linear Technology Corp......................      249,700     9,006,679
                                                              -------------
                                                                 46,102,492
                                                              -------------

    SOFTWARE--2.1%
    Adobe Systems, Inc. (b).....................      378,200    13,978,272
    Verifone Holdings, Inc. (a).................      234,000     5,920,200
                                                              -------------
                                                                 19,898,472
                                                              -------------

    SPECIALTY RETAIL--6.5%
    Bed Bath & Beyond, Inc. (b).................      177,200     6,405,780
    Chico's FAS, Inc. (b).......................      252,900    11,109,897
    Staples, Inc................................      513,649    11,664,969
    TJX Cos., Inc...............................      547,900    12,727,717
    Williams-Sonoma, Inc. (b)...................      483,500    20,863,025
                                                              -------------
                                                                 62,771,388
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--0.8%
    The Warnaco Group, Inc. (a) (b).............      304,500     8,136,240
                                                              -------------

    TRADING COMPANIES & DISTRIBUTORS--1.6%
    MSC Industrial Direct Co. (Class A) (a).....      383,600    15,428,392
                                                              -------------

      SECURITY DESCRIPTION                       SHARES         VALUE*
      --------------------------------------------------------------------

      WIRELESS TELECOMMUNICATION SERVICES--4.4%
      American Tower Corp. (Class A) (b).....       773,800 $  20,969,980
      Nextel Partners, Inc. (Class A) (a) (b)       569,000    15,897,860
      Syniverse Holdings, Inc. (a)...........       297,500     6,217,750
                                                            -------------
                                                               43,085,590
                                                            -------------
      Total Common Stock
       (Identified Cost $766,770,941)........                 954,462,411
                                                            -------------

      SHORT TERM INVESTMENTS--1.6%
                                                  FACE
      SECURITY DESCRIPTION                       AMOUNT         VALUE*
      --------------------------------------------------------------------

      DISCOUNT NOTES--1.6%
      Federal Home Loan Bank
       3.250%, 01/03/06...................... $  15,200,000    15,197,255
                                                            -------------
      Total Short Term Investments
       (Amortized Cost $15,197,255)..........                  15,197,255
                                                            -------------
      Total Investments--100.2%
       (Identified Cost $781,968,196)........                 969,659,666
      Liabilities in excess of other assets..                  (1,694,742)
                                                            -------------
      TOTAL NET ASSETS--100%.................               $ 967,964,924
                                                            =============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $136,320,911 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $140,053,764.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $782,798,440 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $203,573,363 AND $(16,712,137), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $1,627,500, WHICH IS 0.17% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $  969,659,666
       Cash..................................                      10,958
       Collateral for securities loaned......                 140,053,764
       Receivable for:
        Fund shares sold.....................                     442,668
        Accrued interest and dividends.......                     290,380
                                                           --------------
         Total Assets........................               1,110,457,436
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  1,707,684
        Return of collateral for securities
         loaned..............................  140,053,764
       Accrued expenses:
        Management fees......................      602,832
        Service and distribution fees........        4,716
        Other expenses.......................      123,516
                                              ------------
         Total Liabilities...................                 142,492,512
                                                           --------------
     NET ASSETS..............................              $  967,964,924
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,090,190,472
        Accumulated net realized losses......                (309,917,018)
        Unrealized appreciation on
         investments.........................                 187,691,470
                                                           --------------
     NET ASSETS..............................              $  967,964,924
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($938,549,972 divided by
      41,805,176 shares outstanding).........              $        22.45
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($11,761,462 divided by
      547,357 shares outstanding)............              $        21.49
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($17,653,490 divided by
      790,650 shares outstanding)............              $        22.33
                                                           ==============
     Identified cost of investments..........              $  781,968,196
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 3,487,046(a)
        Interest...............................                 639,230(b)
                                                            -----------
                                                              4,126,276
      EXPENSES
        Management fees........................ $6,869,382
        Service and distribution fees--Class B.     18,945
        Service and distribution fees--Class E.     25,571
        Directors' fees and expenses...........     22,257
        Custodian..............................    210,085
        Audit and tax services.................     23,319
        Legal..................................     35,056
        Printing...............................    243,535
        Insurance..............................     19,508
        Miscellaneous..........................     13,408
                                                ----------
        Total expenses.........................  7,481,066
        Expense reductions.....................   (216,101)   7,264,965
                                                ----------  -----------
      NET INVESTMENT LOSS......................              (3,138,689)
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              98,876,010
      Unrealized appreciation on:
        Investments--net.......................                  41,184
                                                            -----------
      Net gain.................................              98,917,194
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $95,778,505
                                                            ===========

(a)NET OF FOREIGN TAXES OF $5,361.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $101,644.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED    YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31,
                                                               2005          2004
                                                          -------------  ------------
FROM OPERATIONS
  Net investment loss.................................... $  (3,138,689) $ (3,534,126)
  Net realized gain......................................    98,876,010   130,549,598
  Unrealized appreciation (depreciation).................        41,184   (13,231,417)
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    95,778,505   113,784,055
                                                          -------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (104,607,222)  (75,173,373)
                                                          -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................    (8,828,717)   38,610,682

NET ASSETS
  Beginning of the period................................   976,793,641   938,182,959
                                                          -------------  ------------
  End of the period...................................... $ 967,964,924  $976,793,641
                                                          =============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $           0  $          0
                                                          =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  2,771,433  $  57,684,339   1,487,380  $  27,187,174
  Redemptions...................................... (8,040,608)  (166,999,995) (6,050,901)  (110,829,555)
                                                    ----------  -------------  ----------  -------------
  Net decrease..................................... (5,269,175) $(109,315,654) (4,563,521) $ (83,642,381)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................    441,418  $   8,839,793     226,300  $   3,970,375
  Redemptions......................................   (108,065)    (2,196,074)    (12,296)      (212,475)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    333,353  $   6,643,719     214,004  $   3,757,900
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................    164,891  $   3,439,010     582,858  $  10,654,247
  Redemptions......................................   (260,008)    (5,374,295)   (327,422)    (5,943,139)
                                                    ----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (95,117) $  (1,935,285)    255,436  $   4,711,107
                                                    ==========  =============  ==========  =============
  Decrease derived from capital share transactions. (5,030,939) $(104,607,222) (4,094,081) $ (75,173,373)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                         CLASS A
                                                                                   ---------------------------------------
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  20.28  $  17.95  $  12.75  $  17.88
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................    (0.07)    (0.07)    (0.06)    (0.03)
  Net realized and unrealized gain (loss) of investments..........................     2.24      2.40      5.26     (5.10)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.17      2.33      5.20     (5.13)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00      0.00      0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  22.45  $  20.28  $  17.95  $  12.75
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     10.7      13.0      40.8     (28.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79      0.79      0.81      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.77      0.78      0.79      0.77
Ratio of net investment loss to average net assets (%)............................    (0.33)    (0.38)    (0.38)    (0.18)
Portfolio turnover rate (%).......................................................       71        95        98       134
Net assets, end of period (000)................................................... $938,550  $954,736  $926,897  $687,325

                                                                                   -----------

                                                                                   -----------
                                                                                      2001
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    31.59
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................      (0.02)
  Net realized and unrealized gain (loss) of investments..........................      (6.73)
                                                                                   ----------
  Total from investment operations................................................      (6.75)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.01)
  Distributions from net realized capital gains...................................      (6.95)
                                                                                   ----------
  Total distributions.............................................................      (6.96)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    17.88
                                                                                   ==========
TOTAL RETURN (%)..................................................................      (23.8)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.76
Ratio of net investment loss to average net assets (%)............................      (0.11)
Portfolio turnover rate (%).......................................................        150
Net assets, end of period (000)................................................... $1,069,246

                                                                                               CLASS B
                                                                                   ---------------------------
                                                                                                APRIL 26, 2004/(A)/
                                                                                    YEAR ENDED       THROUGH
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 19.46          $18.12
                                                                                     -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     (0.08)          (0.03)
  Net realized and unrealized gain of investments.................................      2.11            1.37
                                                                                     -------          ------
  Total from investment operations................................................      2.03            1.34
                                                                                     -------          ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 21.49          $19.46
                                                                                     =======          ======
TOTAL RETURN (%)..................................................................      10.4             7.4 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.04            1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.01            1.03 (c)
Ratio of net investment loss to average net assets (%)............................     (0.56)          (0.56)(c)
Portfolio turnover rate (%).......................................................        71              95
Net assets, end of period (000)...................................................   $11,761          $4,165

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.20  $ 17.90  $ 12.74  $17.88
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................   (0.11)   (0.09)   (0.04)  (0.01)
  Net realized and unrealized gain (loss) of investments..........................    2.24     2.39     5.20   (5.13)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    2.13     2.30     5.16   (5.14)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 22.33  $ 20.20  $ 17.90  $12.74
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................    10.5     12.8     40.6   (28.8)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.94     0.94     0.96    0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.92     0.93     0.94    0.92
Ratio of net investment loss to average net assets (%)............................   (0.48)   (0.52)   (0.52)  (0.24)
Portfolio turnover rate (%).......................................................      71       95       98     134
Net assets, end of period (000)................................................... $17,653  $17,893  $11,286  $1,361

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $20.66
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss.............................................................      (0.02)
  Net realized and unrealized gain (loss) of investments..........................      (2.76)
                                                                                       ------
  Total from investment operations................................................      (2.78)
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $17.88
                                                                                       ======
TOTAL RETURN (%)..................................................................      (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.91 (c)
Ratio of net investment loss to average net assets (%)............................      (0.12)(c)
Portfolio turnover rate (%).......................................................        150
Net assets, end of period (000)...................................................     $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--99.5% OF TOTAL NET ASSETS

   SECURITY DESCRIPTION                               SHARES       VALUE*
   -------------------------------------------------------------------------

   AEROSPACE & DEFENSE--2.9%
   Argon, Inc. (a) (b).............................     146,518 $  4,539,128
   Empresa Brasileira de Aeronautica S.A. (ADR) (a)     574,900   22,478,590
   Essex Corp. (a) (b).............................     162,200    2,765,510
                                                                ------------
                                                                  29,783,228
                                                                ------------

   AIRLINES--0.7%
   US Airways Group, Inc. (a)......................     189,200    7,026,888
                                                                ------------

   BEVERAGES--1.5%
   Molson Coors Brewing Co. (a)....................     222,500   14,905,275
                                                                ------------

   BIOTECHNOLOGY--2.1%
   Neurocrine Biosciences, Inc. (a) (b)............     252,362   15,830,668
   Viropharma Inc. (a) (b).........................     291,625    5,409,644
                                                                ------------
                                                                  21,240,312
                                                                ------------

   CAPITAL MARKETS--1.2%
   Greenhill & Co., Inc. (a).......................     165,600    9,300,096
   IntercontinentalExchange, Inc. (b)..............      70,600    2,566,310
                                                                ------------
                                                                  11,866,406
                                                                ------------

   CHEMICALS--5.3%
   Ashland, Inc. (a)...............................     227,500   13,172,250
   Mosaic Co. (a) (b)..............................     823,300   12,044,879
   Potash Corp. of Saskatchewan, Inc...............     248,730   19,953,120
   Potash Corp. of Saskatchewan, Inc. (CAD)........     100,770    8,046,389
                                                                ------------
                                                                  53,216,638
                                                                ------------

   COMMERCIAL SERVICES & SUPPLIES--0.7%
   Global Cash Access, Inc. (b)....................     419,500    6,120,505
   Wright Express Corp. (a) (b)....................      63,700    1,401,400
                                                                ------------
                                                                   7,521,905
                                                                ------------

   COMMUNICATIONS EQUIPMENT--6.6%
   Andrew Corp. (a) (b)............................     543,800    5,834,974
   Comverse Technology, Inc. (a) (b)...............     316,400    8,413,076
   Harris Corp.....................................     261,100   11,229,911
   Nice Systems Ltd. (ADR) (b).....................      77,700    3,742,032
   Nokia Corp. (ADR)...............................   1,479,900   27,082,170
   Research In Motion, Ltd. (a) (b)................     152,408   10,060,452
                                                                ------------
                                                                  66,362,615
                                                                ------------

   COMPUTERS & PERIPHERALS--1.4%
   NCR Corp. (b)...................................     277,700    9,425,138
   Network Appliance, Inc. (a) (b).................     181,897    4,911,219
                                                                ------------
                                                                  14,336,357
                                                                ------------

   CONSTRUCTION & ENGINEERING--1.7%
   Fluor Corp......................................     216,700   16,742,242
                                                                ------------

   CONSTRUCTION MATERIALS--1.4%
   Texas Industries, Inc. (a)......................     281,900   14,049,896
                                                                ------------

   CONTAINERS & PACKAGING--1.4%
   Pactiv Corp. (b)................................     642,432   14,133,504
                                                                ------------

   SECURITY DESCRIPTION                               SHARES       VALUE*
   -------------------------------------------------------------------------

   DIVERSIFIED CONSUMER SERVICES--1.1%
   DeVry, Inc. (a) (b).............................     135,700 $  2,714,000
   Universal Technical Institute, Inc. (a) (b).....     270,000    8,353,800
                                                                ------------
                                                                  11,067,800
                                                                ------------

   DIVERSIFIED FINANCIAL SERVICES--0.7%
   Lazard, Ltd. (a) (b)............................     232,600    7,419,940
                                                                ------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--3.4%
   Citizens Communications Co. (a).................     890,290   10,888,247
   Philippine Long Distance Telephone Co.
    (ADR) (a) (b)..................................     395,200   13,255,008
   PT Indosat Tbk (ADR) (a)........................     239,400    6,964,146
   Qwest Communications International, Inc. (a) (b)     513,400    2,900,710
                                                                ------------
                                                                  34,008,111
                                                                ------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
   Symbol Technologies, Inc. (a)...................     996,899   12,780,245
                                                                ------------

   ENERGY EQUIPMENT & SERVICES--3.6%
   National-Oilwell Varco, Inc. (a) (b)............     317,546   19,910,134
   Seacor Smit, Inc. (a) (b).......................     173,200   11,794,920
   Weatherford International, Ltd. (b).............     128,316    4,645,039
                                                                ------------
                                                                  36,350,093
                                                                ------------

   FOOD & STAPLES RETAILING--3.0%
   Safeway, Inc. (a) (b)...........................   1,296,110   30,665,963
                                                                ------------

   HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
   Cytyc Corp. (a) (b).............................     789,573   22,289,646
   INAMED Corp. (b)................................       9,500      832,960
                                                                ------------
                                                                  23,122,606
                                                                ------------

   HEALTH CARE PROVIDERS & SERVICES--0.5%
   Service Corp. International (a).................     563,600    4,610,248
                                                                ------------

   HOTELS, RESTAURANTS & LEISURE--4.3%
   Harrah's Entertainment, Inc.....................      14,200    1,012,318
   International Game Technology (a)...............     332,100   10,222,038
   Las Vegas Sands Corp. (a) (b)...................     188,714    7,448,542
   Royal Caribbean Cruises, Ltd. (a)...............     168,700    7,601,622
   Sportingbet, Plc. (GBP).........................     784,334    4,634,570
   Wynn Resorts, Ltd. (a) (b)......................     224,311   12,303,458
                                                                ------------
                                                                  43,222,548
                                                                ------------

   HOUSEHOLD DURABLES--8.2%
   Harman International Industries, Inc. (a).......     797,599   78,045,062
   Knoll, Inc. (a) (b).............................     274,800    4,701,828
                                                                ------------
                                                                  82,746,890
                                                                ------------

   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--1.2%
   NRG Energy, Inc. (a) (b)........................     255,900   12,058,008
                                                                ------------

   INTERNET & CATALOG RETAIL--1.5%
   eBay, Inc. (b)..................................     345,800   14,955,850
                                                                ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                       SHARES       VALUE*
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES--2.8%
       Arbinet Thexchange, Inc.................     250,000 $  1,752,500
       Google, Inc. (Class A) (b)..............      36,900   15,308,334
       Openwave Systems, Inc. (a) (b)..........     364,353    6,365,247
       Yahoo!, Inc. (b)........................     126,100    4,940,598
                                                            ------------
                                                              28,366,679
                                                            ------------

       IT SERVICES--1.8%
       First Data Corp.........................     426,700   18,352,367
                                                            ------------

       LEISURE EQUIPMENT & PRODUCTS--1.9%
       Eastman Kodak Co. (a)...................     815,070   19,072,638
                                                            ------------

       MACHINERY--1.4%
       Flowserve Corp. (a) (b).................     362,800   14,352,368
                                                            ------------

       MARINE--1.1%
       Diana Shipping, Inc. (a)................     424,500    5,459,070
       DryShips, Inc. (a) (b)..................     150,900    1,843,983
       Horizon Lines, Inc. (a).................     280,200    3,398,826
                                                            ------------
                                                              10,701,879
                                                            ------------

       MEDIA--4.7%
       EchoStar Communications Corp. (Class A).     748,275   20,330,632
       Getty Images, Inc. (a) (b)..............     137,700   12,292,479
       Salem Communications Corp. (Class A) (b)     121,295    2,121,449
       The Walt Disney Co......................     544,030   13,040,399
                                                            ------------
                                                              47,784,959
                                                            ------------

       METALS & MINING--1.7%
       Novelis, Inc............................     371,562    7,761,930
       Novelis, Inc. (CAD).....................     459,900    9,620,448
                                                            ------------
                                                              17,382,378
                                                            ------------

       OIL, GAS & CONSUMABLE FUELS--5.6%
       Goodrich Peteroleum Corp. (a) (b).......      93,900    2,361,585
       Murphy Oil Corp.........................     204,800   11,057,152
       Newfield Exploration Co. (a) (b)........     231,200   11,576,184
       Pioneer Natural Resources Co............     211,300   10,833,351
       Tesoro Petroleum Corp. (a)..............     324,600   19,979,130
       Ultra Petroleum Corp. (a) (b)...........      14,600      814,680
                                                            ------------
                                                              56,622,082
                                                            ------------

       REAL ESTATE--0.1%
       Sinochem Hong Kong Holdings, Ltd. (HKD).   6,918,200    1,280,859
                                                            ------------

       ROAD & RAIL--0.9%
       Norfolk Southern Corp...................     214,500    9,616,035
                                                            ------------

       SPECIALTY RETAIL--5.6%
       Aeropostale, Inc. (a) (b)...............     304,100    7,997,830
       GameStop Corp. (Class A) (a) (b)........     286,249    9,108,443
       Tiffany & Co. (a).......................     647,900   24,808,091
       TJX Cos., Inc. (a)......................     629,200   14,616,316
                                                            ------------
                                                              56,530,680
                                                            ------------

     SECURITY DESCRIPTION                        SHARES        VALUE*
     ---------------------------------------------------------------------

     TEXTILES, APPAREL & LUXURY GOODS--4.1%
     NIKE, Inc. (Class B)....................      319,200 $   27,703,368
     Phillips-Van Heusen Corp. (a)...........      432,100     14,000,040
                                                           --------------
                                                               41,703,408
                                                           --------------

     WIRELESS TELECOMMUNICATION SERVICES--9.8%
     American Tower Corp. (Class A) (b)......      757,400     20,525,540
     Crown Castle International Corp. (a) (b)      186,169      5,009,808
     Dobson Communications Corp. (a).........      503,800      3,778,500
     Hutchison Telecommunications
      International, Ltd. (ADR) (b)..........      257,400      5,557,266
     Sprint Nextel Corp......................    2,766,258     64,619,787
                                                           --------------
                                                               99,490,901
                                                           --------------
     Total Common Stock
      (Identified Cost $926,067,073).........               1,005,450,801
                                                           --------------

     SHORT TERM INVESTMENTS--1.6%
                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT--1.6%
     State Street Repurchase Agreement
      dated 12/30/05 at 1.350% to be
      repurchased at $16,587,488 on
      01/03/06, collateralized by $17,220,000
      U.S. Treasury Note 3.875% due
      09/15/10 with a value of $17,084,444... $ 16,585,000 $   16,585,000
                                                           --------------
     Total Short Term Investments
      (Amortized Cost $16,585,000)...........                  16,585,000
                                                           --------------
     Total Investments--101.1%
      (Identified Cost $942,652,073) (c).....               1,022,035,801
     Liabilities in excess of other assets...                 (11,541,507)
                                                           --------------
     TOTAL NET ASSETS--100%..................              $1,010,494,294
                                                           ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $202,336,761 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $208,064,707.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $949,133,866 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $88,181,865 AND $(15,279,930), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(CAD)--CANADIAN DOLLAR
(GBP)--BRITISH POUND
(HKD)--HONG KONG DOLLAR

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

    ASSETS
      Investments at value.....................              $1,022,035,801
      Cash.....................................                         662
      Foreign cash at value....................                          33
      Collateral for securities loaned.........                 208,064,707
      Receivable for:
       Securities sold.........................                  25,100,088
       Fund shares sold........................                   1,032,702
       Accrued interest and dividends..........                     779,075
                                                             --------------
        Total Assets...........................               1,257,013,068
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $  1,160,893
       Securities purchased....................   36,503,111
       Withholding taxes.......................       45,262
       Return of collateral for securities
        loaned.................................  208,064,707
      Accrued expenses:
       Management fees.........................      586,378
       Service and distribution fees...........       14,930
       Deferred Directors' fees................        1,911
       Other expenses..........................      141,582
                                                ------------
        Total Liabilities......................                 246,518,774
                                                             --------------
    NET ASSETS.................................              $1,010,494,294
                                                             ==============
      Net assets consists of:
       Capital paid in.........................              $1,644,433,363
       Undistributed net investment loss.......                     (45,803)
       Accumulated net realized losses.........                (713,276,347)
       Unrealized appreciation on investments
        and foreign currency...................                  79,383,081
                                                             --------------
    NET ASSETS.................................              $1,010,494,294
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($924,601,793 divided by
     52,917,103 shares outstanding)............              $        17.47
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($47,699,315 divided by
     2,784,219 shares outstanding).............              $        17.13
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($38,193,186 divided by
     2,208,647 shares outstanding).............              $        17.29
                                                             ==============
    Identified cost of investments.............              $  942,652,073
                                                             ==============
    Identified cost of foreign cash............              $           32
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $  7,356,103(a)
      Interest...............................                    489,699(b)
                                                            ------------
                                                               7,845,802
    EXPENSES
      Management fees........................ $  6,730,379
      Service and distribution fees--Class B.      103,230
      Service and distribution fees--Class E.       57,047
      Directors' fees and expenses...........       22,358
      Custodian..............................      315,462
      Audit and tax services.................       23,200
      Legal..................................       24,862
      Printing...............................      238,575
      Insurance..............................       20,093
      Miscellaneous..........................       12,137
                                              ------------
      Total expenses.........................    7,547,343
      Expense reductions.....................     (618,481)    6,928,862
                                              ------------  ------------
    NET INVESTMENT INCOME....................                    916,940
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net.......................  110,941,554
      Foreign currency transactions--net.....     (344,016)  110,597,538
                                              ------------
    Unrealized depreciation on:
      Investments--net.......................  (46,387,561)
      Foreign currency transactions--net.....       (1,180)  (46,388,741)
                                              ------------  ------------
    Net gain.................................                 64,208,797
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $ 65,125,737
                                                            ============

(a)NET OF FOREIGN TAXES OF $235,129.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $377,269.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $      916,940  $    4,901,296
  Net realized gain......................................    110,597,538     204,182,456
  Unrealized depreciation................................    (46,388,741)    (54,189,199)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     65,125,737     154,894,553
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................              0      (4,601,317)
    Class B..............................................              0        (113,963)
    Class E..............................................              0        (149,331)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................              0      (4,864,611)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (94,926,891)     (9,775,517)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................    (29,801,154)    140,254,425

NET ASSETS
  Beginning of the period................................  1,040,295,448     900,041,023
                                                          --------------  --------------
  End of the period...................................... $1,010,494,294  $1,040,295,448
                                                          ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period...................................... $      (45,803) $         (245)
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    --------------------------  -------------------------
                                                       SHARES          $          SHARES          $
                                                    -----------  -------------  ----------  -------------
CLASS A
  Sales............................................   4,587,181  $  74,350,783   2,399,444  $  34,476,337
  Shares issued through acquisition................           0              0   1,734,777     23,929,338
  Reinvestments....................................           0              0     284,383      4,601,317
  Redemptions...................................... (10,612,982)  (172,375,638) (7,782,290)  (112,213,380)
                                                    -----------  -------------  ----------  -------------
  Net decrease.....................................  (6,025,801) $ (98,024,855) (3,363,686) $ (49,206,388)
                                                    ===========  =============  ==========  =============
CLASS B
  Sales............................................   1,076,411  $  17,083,347   1,090,024  $  15,417,201
  Shares issued through acquisition................           0              0     841,201     11,488,158
  Reinvestments....................................           0              0       7,167        113,963
  Redemptions......................................    (584,699)    (9,352,144)   (650,185)    (9,195,892)
                                                    -----------  -------------  ----------  -------------
  Net increase.....................................     491,712  $   7,731,203   1,288,207  $  17,823,430
                                                    ===========  =============  ==========  =============
CLASS E
  Sales............................................     323,932  $   5,210,689     703,200  $   9,983,997
  Shares issued through acquisition................           0              0   1,335,690     18,428,256
  Reinvestments....................................           0              0       9,310        149,331
  Redemptions......................................    (610,026)    (9,843,928)   (488,279)    (6,954,143)
                                                    -----------  -------------  ----------  -------------
  Net increase (decrease)..........................    (286,094) $  (4,633,239)  1,559,921  $  21,607,441
                                                    ===========  =============  ==========  =============
  Decrease derived from capital share transactions.  (5,820,183) $ (94,926,891)   (515,558) $  (9,775,517)
                                                    ===========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   --------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005     2004      2003      2002
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  16.34 $  14.01  $  10.41  $  14.66
                                                                                   -------- --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................     0.02     0.08     (0.03)    (0.03)
  Net realized and unrealized gain (loss) of investments..........................     1.11     2.33      3.63     (4.22)
                                                                                   -------- --------  --------  --------
  Total from investment operations................................................     1.13     2.41      3.60     (4.25)
                                                                                   -------- --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00    (0.08)     0.00      0.00
                                                                                   -------- --------  --------  --------
  Total distributions.............................................................     0.00    (0.08)     0.00      0.00
                                                                                   -------- --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  17.47 $  16.34  $  14.01  $  10.41
                                                                                   ======== ========  ========  ========
TOTAL RETURN (%)..................................................................      6.9     17.2      34.6     (29.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.75     0.75      0.77      0.75
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.68     0.70      0.76        --
Ratio of net investment income (loss) to average net assets (%)...................     0.11     0.53     (0.24)    (0.27)
Portfolio turnover rate (%).......................................................      149      217        39        78
Net assets, end of period (000)................................................... $924,602 $963,074  $873,202  $681,221

                                                                                   -----------

                                                                                   -----------
                                                                                      2001
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    23.38
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.03)
  Net realized and unrealized gain (loss) of investments..........................      (8.69)
                                                                                   ----------
  Total from investment operations................................................      (8.72)
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
                                                                                   ----------
  Total distributions.............................................................       0.00
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    14.66
                                                                                   ==========
TOTAL RETURN (%)..................................................................      (37.3)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income (loss) to average net assets (%)...................      (0.17)
Portfolio turnover rate (%).......................................................        105
Net assets, end of period (000)................................................... $1,067,259

                                                                                                          CLASS B
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 16.06  $ 13.79  $ 10.27  $14.50
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................   (0.01)    0.09    (0.05)  (0.06)
  Net realized and unrealized gain (loss) of investments..........................    1.08     2.23     3.57   (4.17)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    1.07     2.32     3.52   (4.23)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    0.00    (0.05)    0.00    0.00
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................    0.00    (0.05)    0.00    0.00
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 17.13  $ 16.06  $ 13.79  $10.27
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................     6.7     16.8     34.2   (29.2)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.00     1.00     1.02    1.00
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.93     0.95     1.01      --
Ratio of net investment income (loss) to average net assets (%)...................   (0.13)    0.44    (0.48)  (0.52)
Portfolio turnover rate (%).......................................................     149      217       39      78
Net assets, end of period (000)................................................... $47,699  $36,819  $13,849  $9,037

                                                                                   ----------------
                                                                                   JANUARY 2, 2001/(A)/
                                                                                         THROUGH
                                                                                      DECEMBER 31,
                                                                                          2001
                                                                                   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................       $ 21.47
                                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................         (0.04)
  Net realized and unrealized gain (loss) of investments..........................         (6.93)
                                                                                         -------
  Total from investment operations................................................         (6.97)
                                                                                         -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................          0.00
                                                                                         -------
  Total distributions.............................................................          0.00
                                                                                         -------
NET ASSET VALUE, END OF PERIOD....................................................       $ 14.50
                                                                                         =======
TOTAL RETURN (%)..................................................................         (32.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...          0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)            --
Ratio of net investment income (loss) to average net assets (%)...................         (0.40)(c)
Portfolio turnover rate (%).......................................................           105
Net assets, end of period (000)...................................................       $12,334

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                              CLASS E
                                                                       --------------------------------------------------
                                                                                                          JANUARY 2, 2001/(A)/
                                                                            YEAR ENDED DECEMBER 31,             THROUGH
                                                                       ---------------------------------     DECEMBER 31,
                                                                         2005     2004     2003    2002          2001
                                                                       -------  -------  -------  ------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 16.19  $ 13.90  $ 10.33  $14.58        $19.02
                                                                       -------  -------  -------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................   (0.01)    0.07    (0.03)  (0.01)         0.00
 Net realized and unrealized gain (loss) of investments...............    1.11     2.28     3.60   (4.24)        (4.44)
                                                                       -------  -------  -------  ------        ------
 Total from investment operations.....................................    1.10     2.35     3.57   (4.25)        (4.44)
                                                                       -------  -------  -------  ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    0.00    (0.06)    0.00    0.00          0.00
                                                                       -------  -------  -------  ------        ------
 Total distributions..................................................    0.00    (0.06)    0.00    0.00          0.00
                                                                       -------  -------  -------  ------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 17.29  $ 16.19  $ 13.90  $10.33        $14.58
                                                                       =======  =======  =======  ======        ======
TOTAL RETURN (%)......................................................     6.7     17.0     34.6   (29.2)        (23.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    0.90     0.90     0.92    0.90          0.89 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.83     0.85     0.91      --            --
Ratio of net investment income (loss) to average net assets (%).......   (0.04)    0.55    (0.37)  (0.34)        (0.22)(c)
Portfolio turnover rate (%)...........................................     149      217       39      78           105
Net assets, end of period (000)....................................... $38,193  $40,402  $12,991  $3,605        $   28

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--92.1% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                     SHARES       VALUE*
       -----------------------------------------------------------------

       BEVERAGES--2.9%
       The Pepsi Bottling Group, Inc.......... 1,989,500 $    56,919,595
                                                         ---------------

       CAPITAL MARKETS--1.5%
       Morgan Stanley.........................   520,000      29,504,800
                                                         ---------------

       COMMERCIAL SERVICES & SUPPLIES--16.9%
       ARAMARK Corp. (Class B)................ 2,399,300      66,652,554
       Equifax, Inc. (a)...................... 1,270,600      48,308,212
       H&R Block, Inc......................... 3,291,600      80,808,780
       R.R. Donnelley & Sons Co............... 2,175,500      74,423,855
       The Dun & Bradstreet Corp. (b).........   832,800      55,764,288
                                                         ---------------
                                                             325,957,689
                                                         ---------------

       HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
       Baxter International, Inc..............   290,100      10,922,265
                                                         ---------------

       HEALTH CARE PROVIDERS & SERVICES--4.3%
       Omnicare, Inc. (a)..................... 1,434,200      82,064,924
                                                         ---------------

       HOTELS, RESTAURANTS & LEISURE--4.9%
       McDonald's Corp........................   550,000      18,546,000
       Yum! Brands, Inc....................... 1,612,400      75,589,312
                                                         ---------------
                                                              94,135,312
                                                         ---------------

       INSURANCE--3.4%
       Conseco, Inc. (a) (b).................. 2,807,000      65,038,190
                                                         ---------------

       IT SERVICES--1.7%
       First Data Corp........................   769,846      33,111,076
                                                         ---------------

       LEISURE EQUIPMENT & PRODUCTS--2.2%
       Mattel, Inc. (a)....................... 2,707,000      42,824,740
                                                         ---------------

       MEDIA--11.7%
       Cablevision Systems Corp. (Class A) (b) 2,417,000      56,726,990
       Knight-Ridder, Inc. (a)................   717,400      45,411,420
       The E.W. Scripps Co. (Class A) (a)..... 1,618,500      77,720,370
       Time Warner, Inc....................... 2,629,200      45,853,248
                                                         ---------------
                                                             225,712,028
                                                         ---------------

       OFFICE ELECTRONICS--2.5%
       Xerox Corp. (a) (b).................... 3,301,000      48,359,650
                                                         ---------------

       OIL, GAS & CONSUMABLE FUELS--3.5%
       Burlington Resources, Inc..............   789,000      68,011,800
                                                         ---------------

       PERSONAL PRODUCTS--3.1%
       The Estee Lauder Cos., Inc.
        (Class A) (a)......................... 1,768,000      59,192,640
                                                         ---------------

       PHARMACEUTICALS--3.2%
       Hospira, Inc. (b)...................... 1,445,000      61,817,100
                                                         ---------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.3%
       Intel Corp............................. 1,479,000      36,915,840
       National Semiconductor Corp............ 2,542,000      66,041,160
                                                         ---------------
                                                             102,957,000
                                                         ---------------

     SECURITY DESCRIPTION                         SHARES        VALUE*
     ---------------------------------------------------------------------

     SPECIALTY RETAIL--5.2%
     AutoNation, Inc. (a) (b).................    2,027,000 $   44,046,710
     CDW Corp. (a)............................      970,000     55,842,900
                                                            --------------
                                                                99,889,610
                                                            --------------

     TEXTILES, APPAREL & LUXURY GOODS--7.2%
     Liz Claiborne, Inc. (a)..................    2,130,000     76,296,600
     The Timberland Co. (Class A) (a) (b).....    1,910,000     62,170,500
                                                            --------------
                                                               138,467,100
                                                            --------------

     THRIFTS & MORTGAGE FINANCE--12.0%
     Sovereign Bancorp, Inc. (a)..............    6,236,200    134,826,644
     Washington Mutual, Inc. (a)..............    2,204,400     95,891,400
                                                            --------------
                                                               230,718,044
                                                            --------------
     Total Common Stock
      (Identified Cost $1,406,113,333)........               1,775,603,563
                                                            --------------

     SHORT TERM INVESTMENTS--7.8%
                                                   FACE
     SECURITY DESCRIPTION                         AMOUNT        VALUE*
     ---------------------------------------------------------------------

     REPURCHASE AGREEMENT - 7.8%
     State Street Repurchase Agreement dated
      12/30/05 at 2.050% to be repurchased at
      $150,090,189 on 01/03/06,
      collateralized by $975,000 U.S. Treasury
      Note 3.000% due 02/15/08 with a value
      of $959,156; by $965,000 U.S. Treasury
      Note 3.250% due 01/15/09 with a value
      of $949,312; by $890,000 U.S. Treasury
      Note 2.250% due 04/30/06 with a value
      of $887,775; by $30,705,000 U.S.
      Treasury Note 3.625% due 01/15/10 with
      a value of $30,416,711; by $11,285,000
      U.S. Treasury Note 4.250% due
      08/15/15 with a value of $11,361,287;
      and by $109,345,000 U.S. Treasury Note
      3.875% due 09/15/10 with a value of
      $108,484,236............................ $150,056,000    150,056,000
                                                            --------------
     Total Short Term Investments
      (Amortized Cost $150,056,000)...........                 150,056,000
                                                            --------------
     Total Investments--99.9%
      (Identified Cost $1,556,169,333) (c)....               1,925,659,563
     Other assets less liabilities............                   2,434,908
                                                            --------------
     TOTAL NET ASSETS--100%...................              $1,928,094,471
                                                            ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $136,271,829 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $140,382,363.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,556,169,333 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $383,149,373 AND $(13,659,143), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO



                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $1,925,659,563
        Cash..................................                         554
        Collateral for securities loaned......                 140,382,363
        Receivable for:
         Securities sold......................                   8,553,695
         Fund shares sold.....................                   1,993,265
         Accrued interest and dividends.......                   1,059,390
                                                            --------------
          Total Assets........................               2,077,648,830
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  1,507,726
         Securities purchased.................    6,101,134
         Return of collateral for securities
          loaned..............................  140,382,363
        Accrued expenses:
         Management fees......................    1,189,598
         Service and distribution fees........      167,211
         Deferred Directors' fees.............       29,321
         Other expenses.......................      177,006
                                               ------------
          Total Liabilities...................                 149,554,359
                                                            --------------
      NET ASSETS..............................              $1,928,094,471
                                                            ==============
        Net assets consists of:
         Capital paid in......................              $1,366,709,072
         Undistributed net investment
          income..............................                   4,204,388
         Accumulated net realized gains.......                 187,690,781
         Unrealized appreciation on
          investments.........................                 369,490,230
                                                            --------------
      NET ASSETS..............................              $1,928,094,471
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($1,024,614,945 divided by
       3,861,010 shares outstanding)..........              $       265.37
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($613,215,162 divided by
       2,355,483 shares outstanding)..........              $       260.34
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($290,264,364 divided by
       1,105,397 shares outstanding)..........              $       262.59
                                                            ==============
      Identified cost of investments..........              $1,556,169,333
                                                            ==============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 17,101,068
       Interest...............................                 2,702,938(a)
                                                            ------------
                                                              19,804,006
     EXPENSES
       Management fees........................ $12,936,021
       Service and distribution fees--Class B.   1,403,044
       Service and distribution fees--Class E.     427,534
       Directors' fees and expenses...........      24,899
       Custodian..............................     196,622
       Audit and tax services.................      21,768
       Legal..................................      44,844
       Printing...............................     459,819
       Insurance..............................      33,650
       Miscellaneous..........................      14,037
                                               -----------
       Total expenses.........................  15,562,238
       Expense reductions.....................    (115,980)   15,446,259
                                               -----------  ------------
     NET INVESTMENT INCOME....................                 4,357,748
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               187,580,838
     Unrealized depreciation on:
       Investments--net.......................               (25,151,648)
                                                            ------------
     Net gain.................................               162,429,190
                                                            ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $166,786,938
                                                            ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $88,747.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $    4,357,748  $      391,069
  Net realized gain......................................    187,580,838      18,185,250
  Unrealized appreciation (depreciation).................    (25,151,648)    125,457,565
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS                     166,786,938     144,033,884
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................       (395,501)       (268,573)
                                                          --------------  --------------
                                                                (395,501)       (268,573)
                                                          --------------  --------------
   Net realized gain
    Class A..............................................     (9,502,828)     (6,725,644)
    Class B..............................................     (5,693,453)     (7,188,107)
    Class E..............................................     (2,990,330)     (2,644,323)
                                                          --------------  --------------
                                                             (18,186,611)    (16,558,074)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (18,582,112)    (16,826,647)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    110,136,840     182,392,649
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................    258,341,666     309,599,886

NET ASSETS
  Beginning of the period................................  1,669,752,805   1,360,152,919
                                                          --------------  --------------
  End of the period...................................... $1,928,094,471  $1,669,752,805
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    4,204,388  $      358,121
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  -------------------------
                                                      SHARES         $          SHARES          $
                                                    ---------  -------------  ----------  -------------
CLASS A
  Sales............................................ 1,256,909  $ 317,259,651   1,097,468  $ 255,178,043
  Reinvestments....................................    41,204      9,898,329      30,907      6,994,217
  Redemptions......................................  (755,228)  (192,380,713)   (548,409)  (123,886,974)
                                                    ---------  -------------  ----------  -------------
  Net increase.....................................   542,885  $ 134,777,267     579,966  $ 138,285,286
                                                    =========  =============  ==========  =============
CLASS B
  Sales............................................   657,655  $ 164,311,754   1,569,818  $ 349,336,732
  Reinvestments....................................    24,099      5,693,453      32,224      7,188,107
  Redemptions......................................  (739,172)  (180,388,097) (1,633,636)  (366,785,835)
                                                    ---------  -------------  ----------  -------------
  Net decrease.....................................   (57,418) $ (10,382,890)    (31,594) $ (10,260,996)
                                                    =========  =============  ==========  =============
CLASS E
  Sales............................................   104,365  $  26,321,380     395,813  $  88,874,634
  Reinvestments....................................    12,557      2,990,330      11,774      2,644,323
  Redemptions......................................  (173,197)   (43,569,247)   (165,759)   (37,150,598)
                                                    ---------  -------------  ----------  -------------
  Net increase (decrease)..........................   (56,275) $ (14,257,537)    241,828  $  54,368,359
                                                    =========  =============  ==========  =============
  Increase derived from capital share transactions.   429,192  $ 110,136,840     790,200  $ 182,392,649
                                                    =========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                             CLASS A
                                                                       --------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2005       2004      2003      2002      2001
                                                                       ----------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $   243.86  $ 224.26  $ 169.33  $ 186.12  $ 146.67
                                                                       ----------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................       0.78      0.23      0.24      0.27      0.42
 Net realized and unrealized gain (loss) of investments...............      23.48     21.85     54.97    (16.70)    40.09
                                                                       ----------  --------  --------  --------  --------
 Total from investment operations.....................................      24.26     22.08     55.21    (16.43)    40.51
                                                                       ----------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................      (0.11)    (0.10)    (0.28)    (0.36)    (1.06)
 Distributions from net realized capital gains........................      (2.64)    (2.38)     0.00      0.00      0.00
                                                                       ----------  --------  --------  --------  --------
 Total distributions..................................................      (2.75)    (2.48)    (0.28)    (0.36)    (1.06)
                                                                       ----------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $   265.37  $ 243.86  $ 224.26  $ 169.33  $ 186.12
                                                                       ==========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................       10.0       9.9      32.7      (8.8)     27.8
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................       0.77      0.78      0.80      0.82      0.87
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................       0.77      0.78      0.78      0.82      0.84
Ratio of net investment income to average net assets (%)..............       0.35      0.15      0.14      0.22      0.43
Portfolio turnover rate (%)...........................................         25        16        16        11        28
Net assets, end of period (000)....................................... $1,024,615  $809,906  $614,742  $438,359  $370,959

                                                                                             CLASS B
                                                                       -------------------------------------------------
                                                                                                               FEBRUARY 20,
                                                                                                                2001/(A)/
                                                                               YEAR ENDED DECEMBER 31,           THROUGH
                                                                       --------------------------------------  DECEMBER 31,
                                                                         2005      2004      2003      2002        2001
                                                                       --------  --------  --------  --------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 239.96  $ 221.17  $ 167.26  $ 184.25    $159.20
                                                                       --------  --------  --------  --------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss).........................................     0.22     (0.24)     0.01      0.16       0.01
 Net realized and unrealized gain (loss) of investments...............    22.80     21.41     54.02    (16.83)     25.04
                                                                       --------  --------  --------  --------    -------
 Total from investment operations.....................................    23.02     21.17     54.03    (16.67)     25.05
                                                                       --------  --------  --------  --------    -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     0.00      0.00     (0.12)    (0.32)      0.00
 Distributions from net realized capital gains........................    (2.64)    (2.38)     0.00      0.00       0.00
                                                                       --------  --------  --------  --------    -------
 Total distributions..................................................    (2.64)    (2.38)    (0.12)    (0.32)      0.00
                                                                       --------  --------  --------  --------    -------
NET ASSET VALUE, END OF PERIOD........................................ $ 260.34  $ 239.96  $ 221.17  $ 167.26    $184.25
                                                                       ========  ========  ========  ========    =======
TOTAL RETURN (%)......................................................      9.7       9.7      32.3      (9.1)      15.7(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.02      1.03      1.05      1.07       1.12(c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.02      1.03      1.03      1.07       1.09(c)
Ratio of net investment income (loss) to average net assets (%).......     0.10     (0.09)    (0.13)    (0.06)      0.02(c)
Portfolio turnover rate (%)...........................................       25        16        16        11         28
Net assets, end of period (000)....................................... $613,215  $578,991  $540,656  $140,273    $24,082

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                          CLASS E
                                                                                   ---------------------------------------


                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2005      2004      2003      2002
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 241.77  $ 222.60  $ 168.22  $ 185.17
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.49      0.04      0.07      0.25
  Net realized and unrealized gain (loss) of investments..........................    22.97     21.51     54.47    (16.85)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    23.46     21.55     54.54    (16.60)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................     0.00      0.00     (0.16)    (0.35)
  Distributions from net realized capital gains...................................    (2.64)    (2.38)     0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (2.64)    (2.38)    (0.16)    (0.35)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 262.59  $ 241.77  $ 222.60  $ 168.22
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................      9.8       9.8      32.5      (9.0)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.92      0.93      0.95      0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.92      0.93      0.93      0.97
Ratio of net investment income (loss) to average net assets (%)...................     0.19      0.00     (0.03)     0.05
Portfolio turnover rate (%).......................................................       25        16        16        11
Net assets, end of period (000)................................................... $290,264  $280,856  $204,755  $ 74,818

                                                                                   -----------
                                                                                      MAY 1,
                                                                                    2001/(A)/
                                                                                     THROUGH
                                                                                   DECEMBER 31,
                                                                                       2001
                                                                                   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $ 164.26
                                                                                     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.02
  Net realized and unrealized gain (loss) of investments..........................      20.89
                                                                                     --------
  Total from investment operations................................................      20.91
                                                                                     --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                     --------
  Total distributions.............................................................       0.00
                                                                                     --------
NET ASSET VALUE, END OF PERIOD....................................................   $ 185.17
                                                                                     ========
TOTAL RETURN (%)..................................................................       12.7(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       1.02(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.99(c)
Ratio of net investment income (loss) to average net assets (%)...................       0.09(c)
Portfolio turnover rate (%).......................................................         28
Net assets, end of period (000)...................................................   $ 10,416

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--96.1% OF TOTAL NET ASSETS


  SECURITY DESCRIPTION                                   SHARES     VALUE*
  ----------------------------------------------------------------------------

  AEROSPACE & DEFENSE--0.9%
  Alliant Techsystems, Inc. (a).........................  12,726 $     969,340
  Precision Castparts Corp..............................  46,141     2,390,565
  Sequa Corp. (Class A) (a) (b).........................   2,226       153,705
                                                                 -------------
                                                                     3,513,610
                                                                 -------------

  AIR FREIGHT & LOGISTICS--0.9%
  CNF, Inc..............................................  18,123     1,012,895
  Expeditors International of Washington, Inc...........  37,028     2,499,760
                                                                 -------------
                                                                     3,512,655
                                                                 -------------

  AIRLINES--0.4%
  AirTran Holdings, Inc. (a) (b)........................  30,494       488,819
  Alaska Air Group, Inc. (a) (b)........................  11,564       413,066
  JetBlue Airways Corp. (a) (b).........................  52,385       805,674
                                                                 -------------
                                                                     1,707,559
                                                                 -------------

  AUTO COMPONENTS--1.0%
  ArvinMeritor, Inc. (b)................................  24,417       351,361
  Bandag, Inc. (b)......................................   4,066       173,496
  BorgWarner, Inc.......................................  19,797     1,200,292
  Federal Signal Corp. (b)..............................  16,703       250,712
  Gentex Corp. (b)......................................  53,955     1,052,122
  Lear Corp. (b)........................................  23,324       663,801
  Modine Manufacturing Co. (b)..........................  11,966       389,972
                                                                 -------------
                                                                     4,081,756
                                                                 -------------

  AUTOMOBILES--0.1%
  Thor Industries, Inc. (b).............................  12,006       481,080
                                                                 -------------

  BEVERAGES--0.1%
  PepsiAmericas, Inc....................................  21,342       496,415
                                                                 -------------

  BIOTECHNOLOGY--2.4%
  Affymetrix, Inc.......................................  23,204     1,107,991
  Cephalon, Inc. (a) (b)................................  20,172     1,305,935
  Charles River Laboratories International, Inc. (a) (b)  25,114     1,064,080
  Gen-Probe, Inc. (a)...................................  17,649       861,095
  Invitrogen Corp. (a)..................................  18,353     1,223,044
  Martek Biosciences Corp. (a) (b)......................  11,013       271,030
  Millennium Pharmaceuticals, Inc. (a).................. 107,805     1,045,708
  Protein Design Laboratories, Inc. (a) (b).............  39,183     1,113,581
  Techne Corp. (a)......................................  13,498       757,913
  Vertex Pharmaceuticals, Inc. (a) (b)..................  34,422       952,457
                                                                 -------------
                                                                     9,702,834
                                                                 -------------

  BUILDING PRODUCTS--0.1%
  Crane Co..............................................  17,317       610,771
                                                                 -------------

  CAPITAL MARKETS--1.9%
  Eaton Vance Corp......................................  45,330     1,240,229
  Investors Financial Services Corp. (b)................  22,565       831,069
  Legg Mason, Inc.......................................  42,308     5,063,844
  Raymond James Financial, Inc..........................  19,755       744,171
                                                                 -------------
                                                                     7,879,313
                                                                 -------------

          SECURITY DESCRIPTION                    SHARES    VALUE*
          ------------------------------------------------------------

          CHEMICALS--2.6%
          Airgas, Inc............................ 23,268 $     765,517
          Albemarle Corp. (b).................... 13,275       509,096
          Cabot Corp............................. 21,540       771,132
          Chemtura Corp.......................... 83,305     1,057,974
          Cytec Industries, Inc.................. 13,773       656,008
          Ferro Corp. (b)........................ 14,550       272,958
          FMC Corp. (a).......................... 13,185       701,046
          Lyondell Chemical Co................... 71,167     1,695,198
          Minerals Technologies, Inc. (b)........  6,974       389,777
          Olin Corp. (b)......................... 24,906       490,150
          RPM International, Inc. (b)............ 40,883       710,138
          The Lubrizol Corp...................... 23,615     1,025,600
          The Scotts Miracle-Gro Co.............. 15,672       709,001
          Valspar Corp........................... 35,164       867,496
                                                         -------------
                                                            10,621,091
                                                         -------------

          COMMERCIAL BANKS--4.5%
          Associated Banc-Corp................... 47,389     1,542,512
          Bank Hawaii Corp....................... 17,820       918,443
          Cathay General Bancorp. (a) (b)........ 17,421       626,111
          City National Corp..................... 14,437     1,045,816
          Commerce Bancorp, Inc. (b)............. 60,301     2,074,957
          Cullen/Frost Bankers, Inc.............. 16,386       879,600
          FirstMerit Corp. (b)................... 28,864       747,866
          Greater Bay Bancorp (b)................ 17,525       448,991
          Independence Community Bank Corp....... 25,633     1,018,399
          Mercantile Bankshares Corp............. 28,504     1,608,766
          New York Community Bancorp, Inc. (b)... 82,240     1,358,605
          SVB Financial Group (a) (b)............ 12,323       577,209
          TCF Financial Corp..................... 39,478     1,071,433
          Texas Regional Bancshares, Inc. (b).... 14,322       405,313
          The Colonial BancGroup, Inc............ 53,546     1,275,466
          Washington Federal, Inc. (b)........... 30,194       694,160
          Webster Finanical Corp................. 18,685       876,327
          WestAmerica Bancorp.................... 11,147       591,571
          Wilmington Trust Corp.................. 23,551       916,369
                                                         -------------
                                                            18,677,914
                                                         -------------

          COMMERCIAL SERVICES & SUPPLIES--5.5%
          Adesa, Inc............................. 31,103       759,535
          Alliance Data Systems Co. (a).......... 23,802       847,351
          Banta Corp. (b)........................  8,327       414,685
          C. H. Robinson Worldwide, Inc.......... 59,352     2,197,805
          Ceridian Corp. (a)..................... 50,444     1,253,533
          Certegy, Inc........................... 21,573       875,001
          Checkfree Corp. (a).................... 31,486     1,445,207
          ChoicePoint, Inc. (a).................. 31,142     1,386,130
          CSG Systems International, Inc. (a) (b) 16,878       376,717
          Deluxe Corp............................ 17,602       530,524
          DST Systems, Inc. (a).................. 21,886     1,311,190
          Herman Miller, Inc..................... 23,977       675,912
          Kelly Services, Inc. (Class A).........  6,713       176,015
          Korn/Ferry International, Inc. (a) (b). 14,633       273,491
          Manpower, Inc.......................... 30,327     1,410,206
          Mine Safety Appliances Co. (b).........  9,158       331,611
          MoneyGram International, Inc........... 29,575       771,316

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
        Navigant Consulting, Inc. (a) (b).........  17,536 $     385,441
        Republic Sevices, Inc.....................  42,390     1,591,745
        Rollins, Inc. (b).........................  10,200       201,042
        Sotheby's Holdings, Inc. (Class A) (a) (b)  15,568       285,828
        Stericycle, Inc. (a)......................  15,322       902,159
        The Bisys Group, Inc. (a).................  41,950       587,720
        The Brinks Co.............................  20,398       977,268
        The Corporate Executive Board Co..........  13,724     1,231,043
        The Dun & Bradstreet Corp. (a)............  23,054     1,543,696
                                                           -------------
                                                              22,742,171
                                                           -------------

        COMMUNICATIONS EQUIPMENT--1.6%
        3Com Corp. (a)............................ 134,375       483,750
        ADTRAN, Inc...............................  23,519       699,455
        Avocent Corp. (a) (b).....................  16,985       461,822
        CommScope, Inc. (a) (b)...................  19,102       384,523
        F5 Networks, Inc. (a).....................  13,689       782,874
        Harris Corp...............................  46,454     1,997,987
        McDATA Corp. (Class A) (a) (b)............  53,123       201,867
        Plantronics, Inc. (b).....................  16,454       465,648
        Polycom, Inc. (a).........................  32,663       499,744
        Powerwave Technologies, Inc. (a) (b)......  38,405       482,751
        UTStarcom, Inc. (a) (b)...................  36,498       294,174
                                                           -------------
                                                               6,754,595
                                                           -------------

        COMPUTERS & PERIPHERALS--1.4%
        Imation Corp. (b).........................  11,911       548,740
        SanDisk Corp. (a).........................  63,935     4,016,397
        Western Digital Corp. (a).................  74,902     1,393,926
                                                           -------------
                                                               5,959,063
                                                           -------------

        CONSTRUCTION & ENGINEERING--0.6%
        Dycom Industries, Inc. (a) (b)............  13,942       306,724
        Granite Construction, Inc. (b)............  11,440       410,810
        Jacobs Engineering Group, Inc. (a)........  20,203     1,371,178
        Quanta Services, Inc. (a) (b).............  40,976       539,654
                                                           -------------
                                                               2,628,366
                                                           -------------

        CONSTRUCTION MATERIALS--0.3%
        Martin Marietta Materials, Inc............  16,100     1,235,192
                                                           -------------

        CONTAINERS & PACKAGING--0.5%
        Longview Fibre Co.........................  17,736       369,086
        Packaging Corp. of America................  21,776       499,759
        Sonoco Products Co. (b)...................  34,416     1,011,831
                                                           -------------
                                                               1,880,676
                                                           -------------

        DIVERSIFIED CONSUMER SERVICES--1.2%
        Career Education Corp. (a)................  34,022     1,147,222
        Corinthian Colleges, Inc. (a) (b).........  31,740       373,897
        DeVry, Inc. (a) (b).......................  20,327       406,540
        Education Management Corp. (a)............  23,226       778,303
        ITT Educational Services, Inc. (a)........  13,188       779,543
        Laureate Education, Inc. (a)..............  17,282       907,478
        Regis Corp................................  15,716       606,166
                                                           -------------
                                                               4,999,149
                                                           -------------

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES--1.2%
         A.G. Edwards, Inc....................... 26,634 $   1,248,069
         AmeriCredit Corp. (a)................... 47,858     1,226,600
         Jefferies Group, Inc.................... 17,144       771,137
         LaBranche & Co., Inc. (a) (b)........... 21,051       212,826
         SEI Investments Co. (b)................. 22,055       816,035
         Waddell & Reed Financial, Inc. (Class A) 29,080       609,808
                                                         -------------
                                                             4,884,475
                                                         -------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
         Cincinnati Bell, Inc. (a)............... 85,484       300,049
                                                         -------------

         ELECTRIC UTILITIES--3.7%
         Alliant Energy Corp..................... 40,574     1,137,695
         Black Hills Corp. (b)................... 11,503       398,119
         DPL, Inc................................ 44,284     1,151,827
         Duquesne Light Holdings, Inc. (b)....... 27,076       441,880
         Energy East Corp........................ 51,289     1,169,389
         Great Plains Energy, Inc. (b)........... 25,938       725,226
         Hawaiian Electric Inducstries, Inc. (b). 28,112       728,101
         IDACORP, Inc. (b)....................... 14,696       430,593
         Northeast Utilities..................... 52,112     1,026,085
         NSTAR (b)............................... 37,089     1,064,454
         OGE Energy Corp......................... 31,450       842,546
         Pepco Holdings, Inc..................... 65,683     1,469,329
         PNM Resources, Inc...................... 23,878       584,772
         Puget Energy, Inc....................... 40,096       818,760
         Sierra Pacific Resources (a)............ 63,694       830,570
         Wisconsin Energy Corp................... 40,622     1,586,695
         WPS Resources Corp. (b)................. 13,889       768,201
                                                         -------------
                                                            15,174,242
                                                         -------------

         ELECTRICAL EQUIPMENT--1.0%
         AMETEK, Inc............................. 24,372     1,036,785
         Energizer Holdings, Inc. (a)............ 22,680     1,129,237
         Hubbell, Inc. (Class B)................. 21,072       950,769
         Tecumseh Products Co. (Class A) (b).....  6,417       147,014
         Thomas & Betts Corp. (a)................ 18,390       771,644
                                                         -------------
                                                             4,035,449
                                                         -------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
         Amphenol Corp. (Class A)................ 30,863     1,365,996
         Arrow Electronics, Inc. (a)............. 41,519     1,329,854
         Avnet, Inc. (a)......................... 50,669     1,213,016
         Diebold, Inc............................ 24,074       914,812
         Ingram Micro, Inc....................... 40,255       802,282
         Kemet Corp. (a) (b)..................... 30,105       212,842
         Newport Corp. (a) (b)................... 13,869       187,786
         Plexus Corp. (a) (b).................... 15,127       343,988
         Technologies Data Corp. (a)............. 19,607       778,006
         Vishay Intertechnology, Inc. (a)........ 63,935       879,746
                                                         -------------
                                                             8,028,328
                                                         -------------

         ENERGY EQUIPMENT & SERVICES--3.8%
         Cooper Cameron Corp. (a)................ 39,388     1,630,663
         ESCO International, Inc................. 53,222     2,360,396

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES--(CONTINUED)
         FMC Technologies, Inc. (a) (b).......... 23,909 $   1,026,174
         Grant Prideco, Inc. (a)................. 44,647     1,969,826
         Hanover Compressor Co. (a) (b).......... 31,886       449,911
         Helmerich & Payne, Inc.................. 18,061     1,118,157
         Patterson-UTI Energy, Inc............... 60,006     1,977,198
         Pride International, Inc. (a)........... 55,020     1,691,865
         Smith International, Inc. (a)........... 69,586     2,582,336
         Tidewater, Inc. (b)..................... 21,005       933,882
                                                         -------------
                                                            15,740,408
                                                         -------------

         FOOD & STAPLES RETAILING--0.1%
         Ruddick Corp............................ 12,087       257,211
                                                         -------------

         FOOD PRODUCTS--1.2%
         Dean Foods Co. (a)...................... 46,740     1,760,228
         Hormel Foods Corp....................... 25,346       828,307
         Sensient Technologies Corp. (b)......... 16,342       292,522
         Smithfield Foods, Inc. (a).............. 34,334     1,050,620
         The J. M. Smucker Co.................... 20,270       891,880
         Tootsie Roll Industries, Inc. (b).......  8,735       252,704
                                                         -------------
                                                             5,076,261
                                                         -------------

         GAS UTILITIES--1.6%
         AGL Resources, Inc...................... 26,965       938,652
         MDU Resources Group, Inc................ 41,623     1,362,737
         National Fuel Gas Co. (b)............... 29,329       914,771
         ONEOK, Inc.............................. 33,882       902,278
         Southwestern Energy Co. (a)............. 58,011     2,084,915
         WGL Holdings, Inc. (b).................. 16,910       508,315
                                                         -------------
                                                             6,711,668
                                                         -------------

         HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
         Advanced Medical Optics, Inc. (a)....... 23,168       968,422
         Beckman Coulter, Inc.................... 21,581     1,227,959
         Cytyc Corp. (a)......................... 39,569     1,117,033
         Dentsply International, Inc............. 27,305     1,466,006
         Edwards Lifesciences Corp. (a).......... 20,743       863,116
         Hillenbrand Industries, Inc............. 21,220     1,048,480
         INAMED Corp. (a) (b).................... 12,624     1,106,872
         Intuitive Surgical, Inc. (a)............ 12,318     1,444,532
         STERIS Corp............................. 23,739       593,950
         Varian Medical Systems, Inc. (a)........ 45,677     2,299,380
         Varian, Inc. (a) (b).................... 10,809       430,090
                                                         -------------
                                                            12,565,840
                                                         -------------

         HEALTH CARE PROVIDERS & SERVICES--3.5%
         Apria Healthcare Group, Inc. (a) (b).... 17,211       414,957
         Community Health Systems, Inc. (a)...... 30,741     1,178,610
         Covance, Inc. (a)....................... 21,727     1,054,846
         Health Net, Inc. (a).................... 39,763     2,049,783
         Henry Schein, Inc. (a).................. 30,269     1,320,939
         LifePoint Hospitals, Inc. (a) (b)....... 19,826       743,475
         Lincare Holdings, Inc. (a).............. 33,766     1,415,133
         Omnicare, Inc........................... 41,465     2,372,627
         Renal Care Group, Inc. (a).............. 23,728     1,122,572

       SECURITY DESCRIPTION                          SHARES    VALUE*
       ------------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       Triad Hospitals, Inc. (a).................... 29,912 $   1,173,448
       UnitedHealth Group, Inc......................      1            43
       Universal Health Services, Inc. (Class B).... 18,951       885,770
       VCA Antech, Inc. (a)......................... 28,693       809,142
                                                            -------------
                                                               14,541,345
                                                            -------------

       HOTELS, RESTAURANTS & LEISURE--1.9%
       Applebee's International, Inc. (b)........... 26,488       598,364
       Bob Evans Farms, Inc. (b).................... 12,435       286,751
       Boyd Gaming Corp............................. 15,177       723,336
       Brinker International, Inc. (a).............. 29,865     1,154,581
       CBRL Group, Inc.............................. 16,236       570,696
       GTECH Holdings Corp.......................... 43,437     1,378,690
       International Speedway Corp. (Class A)....... 12,221       585,386
       Outback Steakhouse, Inc...................... 22,815       949,332
       Ruby Tuesday, Inc. (b)....................... 21,739       562,823
       The Cheesecake Factory, Inc. (a)............. 27,270     1,019,625
                                                            -------------
                                                                7,829,584
                                                            -------------

       HOUSEHOLD DURABLES--2.7%
       Amereican Greetings Corp. (Class A).......... 22,820       501,356
       Beazer Homes USA, Inc. (b)................... 14,304     1,041,903
       Blyth, Inc. (b)..............................  9,252       193,829
       Furniture Brands International, Inc. (b)..... 17,660       394,348
       Harman International Industries, Inc......... 22,872     2,238,025
       HNI Corp..................................... 19,023     1,044,933
       Hovnanian Enterprises, Inc. (Class A) (a) (b) 12,434       617,224
       Lancaster Colony Corp. (b)...................  8,842       327,596
       Mohawk Industries, Inc. (a).................. 18,351     1,596,170
       Ryland Group, Inc. (b)....................... 16,234     1,170,959
       Toll Brothers, Inc. (a)...................... 41,089     1,423,323
       Tupperware Corp.............................. 18,548       415,475
                                                            -------------
                                                               10,965,141
                                                            -------------

       HOUSEHOLD PRODUCTS--0.2%
       Church & Dwight, Inc......................... 22,337       737,791
                                                            -------------

       INDUSTRIAL CONGLOMERATES--0.4%
       Carisle Cos., Inc............................ 10,591       732,367
       Teleflex, Inc. (b)........................... 14,063       913,814
                                                            -------------
                                                                1,646,181
                                                            -------------

       INSURANCE--5.7%
       American Financial Group, Inc................ 16,158       619,013
       AmerUs Group Co. (b)......................... 13,422       760,625
       Arthur J. Gallagher & Co. (b)................ 33,058     1,020,831
       Brown & Brown, Inc. (b)...................... 38,616     1,179,333
       Everest Re Group, Ltd........................ 21,483     2,155,819
       Fidelity National Financial, Inc............. 60,258     2,216,892
       First American Corp.......................... 33,236     1,505,591
       Hanover Insurance Group, Inc................. 18,646       778,843
       HCC Insurance Holdings, Inc.................. 36,739     1,090,414
       Horace Mann Educators Corp................... 14,919       282,864
       Leucadia National Corp. (b).................. 28,525     1,353,796
       Mercury General Corp. (b).................... 12,324       717,503

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    INSURANCE--(CONTINUED)
    Ohio Casualty Corp. (a)............................ 22,090 $     625,589
    Old Republic International Corp.................... 63,625     1,670,792
    Protective Life Corp............................... 24,201     1,059,278
    Radian Group, Inc.................................. 28,832     1,689,267
    StanCorp Financial Group, Inc...................... 18,952       946,652
    The PMI Group, Inc................................. 31,097     1,277,154
    Unitrin, Inc....................................... 15,785       711,114
    W.R. Berkley Corp.................................. 38,942     1,854,418
                                                               -------------
                                                                  23,515,788
                                                               -------------

    INTERNET SOFTWARE & SERVICES--0.4%
    McAfee, Inc. (a)................................... 58,257     1,580,512
                                                               -------------

    IT SERVICES--1.0%
    Acxiom Corp. (b)................................... 26,302       604,946
    Anteon International Corp. (a) (b)................. 11,363       617,579
    Cognizant Technology Solutions Corp. (Class A) (a). 47,987     2,416,146
    SRA International, Inc. (a) (b).................... 12,910       394,271
                                                               -------------
                                                                   4,032,942
                                                               -------------

    LEISURE EQUIPMENT & PRODUCTS--0.1%
    Callaway Golf Co................................... 22,830       315,967
                                                               -------------

    MACHINERY--2.6%
    AGCO Corp. (a) (b)................................. 31,429       520,779
    Donaldson Co., Inc. (b)............................ 23,696       753,533
    Flowserve Corp. (a)................................ 19,194       759,315
    Graco, Inc......................................... 23,802       868,297
    Harsco Corp........................................ 14,495       978,557
    Joy Global, Inc.................................... 42,196     1,687,840
    Kennametal, Inc.................................... 13,386       683,221
    Nordson Corp. (b).................................. 11,340       459,383
    Pentair, Inc....................................... 35,136     1,212,895
    SPX Corp........................................... 22,853     1,045,982
    The Timkin Co...................................... 28,893       925,154
    Trinity Industries, Inc. (b)....................... 15,142       667,308
                                                               -------------
                                                                  10,562,264
                                                               -------------

    MARINE--0.3%
    Alexander & Baldwin, Inc........................... 15,241       826,672
    Overseas Shipholding Group, Inc.................... 10,274       517,707
                                                               -------------
                                                                   1,344,379
                                                               -------------

    MEDIA--1.6%
    Belo Corp. (Class A)............................... 32,871       703,768
    Catalina Marketing Corp. (b)....................... 13,672       346,585
    Emmis Communications Corp. (Class A) (a) (b)....... 12,802       254,888
    Entercom Communications Corp. (a).................. 13,239       392,801
    Harte-Hanks, Inc................................... 19,716       520,305
    Lee Enterprises, Inc. (b).......................... 15,791       582,846
    Media General, Inc. (Class A) (b)..................  8,349       423,294
    Scholastic Corp. (a)............................... 12,383       353,040
    The Reader's Digest Association, Inc. (Class A) (b) 34,214       520,737
    The Washington Post Co. (Class B)..................  2,034     1,556,010
    Valassis Communications, Inc. (a).................. 16,524       480,353
    Westwood One, Inc. (a)............................. 22,777       371,265
                                                               -------------
                                                                   6,505,892
                                                               -------------

     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     METALS & MINING--0.7%
     Arch Coal, Inc.................................  22,464 $   1,785,888
     Steel Dynamics, Inc. (b).......................  13,321       473,029
     Worthington Industries, Inc....................  24,803       476,465
                                                             -------------
                                                                 2,735,382
                                                             -------------

     MULTI-UTILITIES--1.4%
     Aquila, Inc. (a)............................... 129,665       466,794
     Questar Corp...................................  29,614     2,241,780
     SCANA Corp.....................................  39,755     1,565,552
     Venctren Corp..................................  26,424       717,676
     Westar Energry, Inc............................  30,121       647,601
                                                             -------------
                                                                 5,639,403
                                                             -------------

     MULTILINE RETAIL--0.6%
     99 Cents Only Stores (a) (b)...................  16,665       174,316
     BJ's Wholesale Club, Inc. (a)..................  23,488       694,305
     Dollar Tree Stores, Inc. (a)...................  36,942       884,392
     Saks, Inc......................................  48,262       813,697
                                                             -------------
                                                                 2,566,710
                                                             -------------

     MUTUAL FUNDS--3.8%
     MidCap SPDR Trust, Series 1.................... 114,600    15,435,474
                                                             -------------

     OFFICE ELECTRONICS--0.3%
     Zebra Technologies Corp. (Class A) (a).........  24,430     1,046,826
                                                             -------------

     OIL, GAS & CONSUMABLE FUELS--4.4%
     Denbury Resources, Inc. (a)....................  39,779       906,166
     Equitable Resources, Inc.......................  41,974     1,540,026
     Forest Oil Corp. (a) (b).......................  18,977       864,782
     Newfield Expolration Co. (a)...................  44,183     2,212,243
     Noble Energy, Inc..............................  60,750     2,448,225
     Peabody Energy Corp............................  45,661     3,763,379
     Pioneer Natural Resources Co...................  44,633     2,288,334
     Plains Exploration & Prodcution Co. (a)........  27,225     1,081,649
     Pogo Producing Co..............................  20,803     1,036,197
     Quicksilver Resources, Inc. (a) (b)............  23,209       975,010
     Western Gas Resources, Inc. (b)................  19,952       939,540
                                                             -------------
                                                                18,055,551
                                                             -------------

     PAPER & FOREST PRODUCTS--0.2%
     Bowater, Inc...................................  19,419       596,552
     Glatfelter (b).................................  15,303       217,150
                                                             -------------
                                                                   813,702
                                                             -------------

     PHARMACEUTICALS--1.9%
     Barr Pharmaceuticals, Inc. (a).................  37,363     2,327,341
     IVAX Corp. (a) (b).............................  76,041     2,382,365
     Par Pharmaceutical Companies, Inc. (a) (b).....  11,891       372,664
     Perrigo Co. (b)................................  28,869       430,437
     Sepracor, Inc. (a) (b).........................  36,837     1,900,789
     Valeant Pharmaceuticals International, Inc. (b)  32,167       581,579
                                                             -------------
                                                                 7,995,175
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     REAL ESTATE--3.5%
     AMB Property Corp. (REIT)......................  29,675 $   1,459,120
     Developers Diversified Realty Corp. (REIT).....  37,802     1,777,450
     Highwoods Properties, Inc. (REIT)..............  18,762       533,779
     Hospitality Properties Trust (REIT)............  24,975     1,001,497
     Liberty Property Trust (REIT) (b)..............  30,642     1,313,010
     Mack-Cali Realty Corp. (REIT)..................  21,492       928,454
     New Plan Excel Realty Trust (REIT) (b).........  36,193       838,954
     Potlatch Corp. (REIT) (b)......................  10,138       516,835
     Rayonier, Inc. (REIT)..........................  26,339     1,049,609
     Regency Centers Corp. (REIT)...................  23,569     1,389,392
     The Macerich Co................................  20,815     1,397,519
     United Dominion Reallty Trust, Inc. (REIT) (b).  47,638     1,116,635
     Weingarten Realty Investors (REIT).............  27,911     1,055,315
                                                             -------------
                                                                14,377,569
                                                             -------------

     ROAD & RAIL--0.8%
     GATX Corp. (b).................................  17,572       633,998
     J.B. Hunt Transport Services, Inc..............  42,965       972,728
     Swift Transportation Co., Inc. (a) (b).........  18,205       369,561
     Werner Enterprises, Inc. (b)...................  17,919       353,004
     YRC Worldwide, Inc. (b)........................  20,170       899,784
                                                             -------------
                                                                 3,229,075
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
     Atmel Corp. (a) (b)............................ 147,668       456,294
     Cabot Microelectronics Corp. (a) (b)...........   8,435       247,398
     Credence Systems Corp. (a) (b).................  34,525       240,294
     Cree, Inc. (a) (b).............................  26,351       665,099
     Cypress Semiconductor Corp. (a) (b)............  47,004       669,807
     Fairchild Semiconductor International, Inc. (a)  41,710       705,316
     Integrated Device Technology, Inc. (a) (b).....  69,321       913,656
     International Rectifier Corp. (a)..............  24,583       784,198
     Intersil Corp. (Class A).......................  53,646     1,334,712
     Lam Research Corp. (a).........................  47,224     1,684,952
     Lattice Semiconductor Corp. (a) (b)............  39,453       170,437
     MEMC Electronic Materials, Inc. (a)............  57,352     1,271,494
     Micrel, Inc. (a) (b)...........................  22,662       262,879
     Microchip Technology, Inc......................  72,986     2,346,500
     MPS Group, Inc. (a) (b)........................  35,125       480,159
     RF Micro Devices, Inc. (a) (b).................  65,648       355,156
     Semtech Corp. (a)..............................  25,295       461,887
     Silicon Laboratories, Inc. (a) (b).............  15,563       570,540
     TriQuint Semiconductor, Inc. (a) (b)...........  48,616       216,341
                                                             -------------
                                                                13,837,119
                                                             -------------

     SOFTWARE--2.3%
     Activision, Inc. (a)...........................  95,040     1,305,850
     Advent Software, Inc. (a) (b)..................   5,586       161,491
     Cadence Design Systems, Inc. (a)...............  98,518     1,666,924
     Fair Isaac Corp................................  22,704     1,002,836
     Gartner, Inc. (Class A) (a) (b)................  20,105       259,354
     Jack Henry & Associates, Inc...................  25,983       495,756
     Macrovision Corp. (a)..........................  17,678       295,753
     Mentor Graphics Corp. (a) (b)..................  27,494       284,288
     National Instruments Corp. (b).................  19,238       616,578

    SECURITY DESCRIPTION                               SHARES    VALUE*
    -----------------------------------------------------------------------

    SOFTWARE--(CONTINUED)
    RSA Security, Inc. (a) (b)........................ 24,643 $     276,741
    Sybase, Inc. (a) (b).............................. 31,636       691,563
    Synopsys, Inc. (a)................................ 50,114     1,005,287
    The Reynolds & Reynolds Co. (Class A)............. 17,759       498,495
    Transaction Systems Architects, Inc. (Class A) (a) 12,908       371,621
    Wind River Systems, Inc. (a)...................... 25,958       383,400
                                                              -------------
                                                                  9,315,937
                                                              -------------

    SPECIALTY RETAIL--6.5%
    Abercrombie & Fitch Co. (Class A)................. 30,431     1,983,493
    Advance Auto Parts, Inc. (a)...................... 37,564     1,632,531
    Aeropostale, Inc. (a)............................. 18,875       496,412
    American Eagle Outfitters, Inc. (b)............... 45,681     1,049,749
    AnnTaylor Stores Corp. (a)........................ 25,244       871,423
    Barnes & Noble, Inc. (a).......................... 18,276       779,837
    Borders Group, Inc. (b)........................... 23,186       502,441
    Carmax, Inc. (a) (b).............................. 36,351     1,006,196
    CDW Corp.......................................... 21,801     1,255,083
    Chico's FAS, Inc. (a)............................. 62,845     2,760,781
    Claire's Stores, Inc.............................. 34,506     1,008,265
    Copart, Inc. (a).................................. 24,194       557,914
    Foot Locker, Inc.................................. 54,191     1,278,366
    GameStop Corp. (Class A) (a) (b).................. 19,841       631,341
    Michaels Stores, Inc.............................. 46,420     1,641,875
    O'Reilly Automotive, Inc. (a)..................... 38,920     1,245,829
    Pacific Sunwear of California, Inc. (a)........... 25,758       641,889
    Payless Shoesource, Inc. (a) (b).................. 23,823       597,957
    PETsMART, Inc..................................... 48,748     1,250,874
    Pier 1 Imports, Inc. (b).......................... 30,105       262,817
    Rent-A-Center, Inc. (a)........................... 24,645       464,805
    Ross Stores, Inc.................................. 50,191     1,450,520
    United Rentals, Inc. (a) (b)...................... 23,247       543,747
    Urban Outfitters, Inc. (a) (b).................... 38,318       969,829
    Williams-Sonoma, Inc. (a)......................... 40,080     1,729,452
                                                              -------------
                                                                 26,613,426
                                                              -------------

    TEXTILES, APPAREL & LUXURY GOODS--0.4%
    Polo Ralph Lauren Corp............................ 21,112     1,185,228
    The Timberland Co. (Class A) (a).................. 19,052       620,142
                                                              -------------
                                                                  1,805,370
                                                              -------------

    THRIFTS & MORTGAGE FINANCE--0.4%
    Astoria Financial Corp............................ 30,673       901,786
    IndyMac Bancorp, Inc. (b)......................... 22,291       869,795
                                                              -------------
                                                                  1,771,581
                                                              -------------

    TOBACCO--0.1%
    Universal Corp....................................  8,930       387,205
                                                              -------------

    TRADING COMPANIES & DISTRIBUTORS--0.6%
    Fastenal Co. (b).................................. 43,012     1,685,640
    MSC Industrial Direct Co. (Class A)............... 18,732       753,401
                                                              -------------
                                                                  2,439,041
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



              SECURITY DESCRIPTION              SHARES     VALUE*
              -------------------------------------------------------

              WATER UTILITIES--0.3%
              Aqua America, Inc. (b)........... 44,680  $   1,219,764
                                                        -------------

              WIRELESS TELECOMMUNICATION SERVICES--0.3%
              Telephone & Data Systems, Inc.... 35,633      1,283,857
                                                        -------------
              Total Common Stock
               (Identified Cost $319,811,899)..           394,404,094
                                                        -------------

        SHORT TERM INVESTMENTS--3.9%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT        VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES - 3.9%
        Federal Home Loan Bank
         3.350%, 01/03/06.................... $ 1,900,000 $   1,899,647
         4.380%, 02/15/06....................   1,000,000       994,825
        Federal National Mortgage Association
         4.310%, 03/22/06....................   3,500,000     3,466,478
         4.450%, 03/22/06....................  10,000,000     9,904,221
                                                          -------------
        Total Short Term Investments
         (Amortized Cost $16,265,171)........                16,265,171
                                                          -------------
        Total Investments--100.0%
         (Identified Cost $336,077,070) (c)..               410,669,265
        Liabilities in excess of other assets                  (135,893)
                                                          -------------
        TOTAL NET ASSETS--100%...............             $ 410,533,372
                                                          =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $69,797,249 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $71,899,454.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $339,520,920 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $84,982,514 AND $(13,834,169), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
S&P 400 MidCap Futures    3/16/2006       42     $15,683,460   $15,607,200     $(76,260)
                                                                               ========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................             $410,669,265
        Cash.....................................                    5,021
        Collateral for securities loaned.........               71,899,454
        Receivable for:
         Securities sold.........................                3,699,902
         Fund shares sold........................                  702,877
         Accrued interest and dividends..........                  306,465
                                                              ------------
          Total Assets...........................              487,282,984
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,049,778
         Securities purchased....................   3,563,987
         Futures variation margin................      52,500
         Return of collateral for securities
          loaned.................................  71,899,454
        Accrued expenses:
         Management fees.........................      84,809
         Service and distribution fees...........      32,071
         Other expenses..........................      67,013
                                                  -----------
          Total Liabilities......................               76,749,612
                                                              ------------
      NET ASSETS.................................             $410,533,372
                                                              ============
        Net assets consists of:
         Capital paid in.........................             $310,637,628
         Undistributed net investment income.....                3,555,198
         Accumulated net realized gains..........               21,824,611
         Unrealized appreciation on investments
          and futures contracts..................               74,515,935
                                                              ------------
      NET ASSETS.................................             $410,533,372
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($232,460,614 divided by
       16,105,694 shares outstanding)............             $      14.43
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($111,361,214 divided by
       7,773,999 shares outstanding).............             $      14.32
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($66,711,544 divided by
       4,642,819 shares outstanding).............             $      14.37
                                                              ============
      Identified cost of investments.............             $336,077,070
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 4,984,582
       Interest................................                  505,770(a)
                                                             -----------
                                                               5,490,352
     EXPENSES
       Management fees......................... $   902,019
       Service and distribution fees--Class B..     216,506
       Service and distribution fees--Class E..      95,319
       Directors' fees and expenses............      22,264
       Custodian...............................     147,281
       Audit and tax services..................      20,697
       Legal...................................       9,383
       Printing................................      91,578
       Insurance...............................       6,606
       Miscellaneous...........................      30,347
                                                -----------
       Total expenses..........................   1,542,000
       Management fee waivers..................     (17,692)   1,524,308
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                3,966,044
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  23,140,205
       Futures contracts--net..................   1,682,385   24,822,590
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  15,064,120
       Futures contracts--net..................    (545,455)  14,518,665
                                                -----------  -----------
     Net gain..................................               39,341,255
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $43,307,299
                                                             ===========

(a)INCLUDES INCOME ON SECURITIES LOANED OF $131,987.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  3,966,044  $  2,288,410
  Net realized gain......................................   24,822,590    15,790,833
  Unrealized appreciation................................   14,518,665    25,780,717
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   43,307,299    43,859,960
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,458,624)     (989,606)
    Class B..............................................     (389,047)     (130,991)
    Class E..............................................     (359,618)     (313,780)
                                                          ------------  ------------
                                                            (2,207,289)   (1,434,377)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................  (10,681,839)     (511,297)
    Class B..............................................   (4,087,811)      (96,684)
    Class E..............................................   (3,300,297)     (180,133)
                                                          ------------  ------------
                                                           (18,069,947)     (788,114)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (20,277,236)   (2,222,491)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   63,123,964    20,791,779
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   86,154,027    62,429,248

NET ASSETS
  Beginning of the period................................  324,379,345   261,950,097
                                                          ------------  ------------
  End of the period...................................... $410,533,372  $324,379,345
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,555,198  $  2,193,353
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  4,348,162  $ 59,530,036   3,491,412  $ 43,113,882
  Reinvestments....................................    983,033    12,140,463     119,785     1,500,903
  Redemptions...................................... (3,643,624)  (49,774,072) (4,335,834)  (53,753,666)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................  1,687,571  $ 21,896,427    (724,637) $ (9,138,881)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  3,862,084  $ 52,145,073   2,731,640  $ 33,587,197
  Reinvestments....................................    364,565     4,476,858      18,258       227,675
  Redemptions...................................... (1,169,425)  (15,858,271)   (725,630)   (8,946,441)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  3,057,224  $ 40,763,660   2,024,268  $ 24,868,431
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    652,625  $  8,852,544   2,785,948  $ 34,217,907
  Reinvestments....................................    297,312     3,659,915      39,545       493,913
  Redemptions......................................   (888,419)  (12,048,582) (2,448,856)  (29,649,591)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................     61,518  $    463,877     376,637  $  5,062,229
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  4,806,313  $ 63,123,964   1,676,268  $ 20,791,779
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                   CLASS A
                         -------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                           2005      2004      2003      2002           2001
                         --------  --------  --------  --------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  13.71  $  11.90  $   8.87  $  10.46        $ 10.64
                         --------  --------  --------  --------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.15      0.11      0.08      0.05           0.06
 Net realized and
   unrealized gain
   (loss) of investments     1.40      1.79      3.00     (1.60)         (0.19)
                         --------  --------  --------  --------        -------
 Total from investment
   operations...........     1.55      1.90      3.08     (1.55)         (0.13)
                         --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.10)    (0.06)    (0.05)    (0.04)         (0.02)
 Distributions from net
   realized capital
   gains................    (0.73)    (0.03)     0.00      0.00          (0.03)
                         --------  --------  --------  --------        -------
 Total distributions....    (0.83)    (0.09)    (0.05)    (0.04)         (0.05)
                         --------  --------  --------  --------        -------
NET ASSET VALUE, END OF
 PERIOD................. $  14.43  $  13.71  $  11.90  $   8.87        $ 10.46
                         ========  ========  ========  ========        =======
TOTAL RETURN (%)........     12.3      16.0      35.0     (14.9)          (1.2)
Ratio of operating
 expenses to average
 net assets (%).........     0.34      0.35      0.40      0.43           0.45
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.34      0.35      0.40      0.43           0.52
Ratio of net investment
 income to average net
 assets (%).............     1.18      0.85      0.85      0.70           0.71
Portfolio turnover rate
 (%)....................       33        42        22        46             45
Net assets, end of
 period (000)........... $232,461  $197,642  $180,211  $117,340        $97,505

                                                   CLASS B
                         -------------------------------------------------------
                                                                 JANUARY 2, 2001/(A)/
                                 YEAR ENDED DECEMBER 31,               THROUGH
                         --------------------------------------     DECEMBER 31,
                           2005      2004      2003      2002           2001
                         --------  --------  --------  --------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  13.61  $  11.83  $   8.83  $  10.43        $ 10.54
                         --------  --------  --------  --------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.11      0.06      0.05      0.03           0.04
 Net realized and
   unrealized gain
   (loss) of investments     1.40      1.79      2.99     (1.60)         (0.10)
                         --------  --------  --------  --------        -------
 Total from investment
   operations...........     1.51      1.85      3.04     (1.57)         (0.06)
                         --------  --------  --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.07)    (0.04)    (0.04)    (0.03)         (0.02)
 Distributions from net
   realized capital
   gains................    (0.73)    (0.03)     0.00      0.00          (0.03)
                         --------  --------  --------  --------        -------
 Total distributions....    (0.80)    (0.07)    (0.04)    (0.03)         (0.05)
                         --------  --------  --------  --------        -------
NET ASSET VALUE, END OF
 PERIOD................. $  14.32  $  13.61  $  11.83  $   8.83        $ 10.43
                         ========  ========  ========  ========        =======
TOTAL RETURN (%)........     12.0      15.7      34.5     (15.1)           3.1 (b)
Ratio of operating
 expenses to average
 net assets (%).........     0.59      0.60      0.65      0.68           0.70 (c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.59      0.60      0.65      0.68           0.77 (c)
Ratio of net investment
 income to average net
 assets (%).............     0.94      0.61      0.61      0.46           0.48 (c)
Portfolio turnover rate
 (%)....................       33        42        22        46             45
Net assets, end of
 period (000)........... $111,361  $ 64,207  $ 31,858  $ 12,790        $ 5,895

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.65  $ 11.86  $  8.85  $10.45      $10.54
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.14     0.08     0.06    0.05        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.39     1.79     3.00   (1.61)      (0.09)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.53     1.87     3.06   (1.56)      (0.09)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.08)   (0.05)   (0.05)  (0.04)       0.00
 Distributions from net
   realized capital gains.....   (0.73)   (0.03)    0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.81)   (0.08)   (0.05)  (0.04)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 14.37  $ 13.65  $ 11.86  $ 8.85      $10.45
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    12.2     15.9     34.8   (15.0)       (0.9)(b)
Ratio of operating expenses
 to average net assets (%)....    0.49     0.50     0.55    0.58        0.60 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.49     0.50     0.55    0.58        0.67 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    1.03     0.71     0.71    0.62        0.00 (c)
Portfolio turnover rate (%)...      33       42       22      46          45
Net assets, end of period
 (000)........................ $66,712  $62,530  $49,881  $9,804      $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--94.3% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES      VALUE*
       -----------------------------------------------------------------

       AUTO COMPONENTS--2.4%
       BorgWarner, Inc..........................     90,100 $  5,462,763
       Johnson Controls, Inc....................    162,400   11,840,584
                                                            ------------
                                                              17,303,347
                                                            ------------

       AUTOMOBILES--1.8%
       Harley-Davidson, Inc.....................    251,800   12,965,182
                                                            ------------

       BEVERAGES--1.1%
       Constellation Brands, Inc. (a)...........    315,800    8,283,434
                                                            ------------

       CAPITAL MARKETS--1.4%
       The Bear Stearns Co., Inc................     91,000   10,513,230
                                                            ------------

       COMMERCIAL BANKS--2.7%
       First Horizon National Corp. (b).........    173,900    6,684,716
       Hudson City Bancorp, Inc.................  1,068,100   12,945,372
                                                            ------------
                                                              19,630,088
                                                            ------------

       COMMERCIAL SERVICES & SUPPLIES--0.9%
       Manpower, Inc............................    140,800    6,547,200
                                                            ------------

       COMMUNICATIONS EQUIPMENT--1.1%
       Avaya, Inc. (a)..........................    775,700    8,276,719
                                                            ------------

       COMPUTERS & PERIPHERALS--0.9%
       Lexmark International, Inc. (Class A) (a)    148,900    6,675,187
                                                            ------------

       CONSTRUCTION & ENGINEERING--1.0%
       Chicago Building & Iron Co., NV (b)......    278,200    7,013,422
                                                            ------------

       DIVERSIFIED CONSUMER SERVICES--1.5%
       Career Education Corp. (a)...............    317,800   10,716,216
                                                            ------------

       DIVERSIFIED FINANCIAL SERVICES--1.2%
       CIT Group, Inc...........................    171,300    8,869,914
                                                            ------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
       Amdocs, Ltd. (a).........................    120,100    3,302,750
                                                            ------------

       ELECTRIC UTILITIES--2.4%
       DPL, Inc. (b)............................    368,200    9,576,882
       Edison International.....................    190,700    8,316,427
                                                            ------------
                                                              17,893,309
                                                            ------------

       GAS UTILITIES--1.1%
       Southwestern Energy Co. (a)..............    223,400    8,028,996
                                                            ------------

       HEALTH CARE PROVIDERS & SERVICES--4.6%
       Coventry Health Care, Inc. (a)...........    188,550   10,739,808
       Omnicare, Inc............................    177,600   10,162,272
       Triad Hospitals, Inc. (a)................    170,800    6,700,484
       WellPoint, Inc. (a)......................     75,600    6,032,124
                                                            ------------
                                                              33,634,688
                                                            ------------

     SECURITY DESCRIPTION                            SHARES      VALUE*
     ---------------------------------------------------------------------

     HOUSEHOLD DURABLES--14.3%
     Beazer Homes USA, Inc. (b)...................    148,300 $ 10,802,172
     Centex Corp. (b).............................    236,900   16,935,981
     Hovnanian Enterprises, Inc. (Class A) (a) (b)    298,300   14,807,612
     KB HOME......................................    180,900   13,144,194
     Lennar Corp. (Class A) (b)...................    238,800   14,571,576
     NVR, Inc. (b)................................     15,000   10,530,000
     Pulte Homes, Inc.............................    330,000   12,988,800
     Whirlpool Corp...............................    132,100   11,064,696
                                                              ------------
                                                               104,845,031
                                                              ------------

     HOUSEHOLD PRODUCTS--1.2%
     Spectrum Brands, Inc. (a)....................    428,700    8,706,897
                                                              ------------

     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--2.3%
     NRG Energy, Inc. (a).........................     19,500      918,840
     TXU Corp.....................................    309,800   15,548,862
                                                              ------------
                                                                16,467,702
                                                              ------------

     INSURANCE--4.5%
     Ambac Financial Group, Inc...................    104,900    8,083,594
     Arch Capital Group, Ltd. (a).................     96,000    5,256,000
     Radian Group, Inc............................    140,300    8,220,177
     The PMI Group, Inc...........................    282,300   11,594,061
                                                              ------------
                                                                33,153,832
                                                              ------------

     INTERNET SOFTWARE & SERVICES--1.1%
     Check Point Software Technologies, Ltd. (a)..    415,706    8,355,691
                                                              ------------

     MACHINERY--5.9%
     Briggs & Stratton Corp. (b)..................    181,700    7,048,143
     Eaton Corp...................................     99,400    6,668,746
     Joy Global, Inc..............................    379,500   15,180,000
     Terex Corp. (a) (b)..........................    234,500   13,929,300
                                                              ------------
                                                                42,826,189
                                                              ------------

     MARINE--5.8%
     Frontline, Ltd...............................    198,000    7,508,160
     General Maritime Corp. (b)...................    205,700    7,619,128
     Overseas Shipholding Group, Inc..............    126,900    6,394,491
     Talisman Energy, Inc.........................    290,100   15,340,488
     Teekay Shipping Corp. (b)....................    141,800    5,657,820
                                                              ------------
                                                                42,520,087
                                                              ------------

     METALS & MINING--4.9%
     Alpha Natural Resources, Inc. (a) (b)........    393,700    7,562,977
     Arch Coal, Inc. (b)..........................    184,800   14,691,600
     Phelps Dodge Corp............................     95,400   13,725,198
                                                              ------------
                                                                35,979,775
                                                              ------------

     OIL, GAS & CONSUMABLE FUELS--11.0%
     Canadian Natural Resources, Ltd..............    356,500   17,689,530
     Denbury Resources, Inc. (a)..................    553,400   12,606,452
     Peabody Energy Corp..........................    158,000   13,022,360

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                        SHARES     VALUE*
        ----------------------------------------------------------------

        OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
        Quicksilver Resources, Inc. (a) (b)........ 303,950 $ 12,768,939
        Sunoco, Inc................................ 104,200    8,167,196
        XTO Energy, Inc............................ 364,508   16,016,482
                                                            ------------
                                                              80,270,959
                                                            ------------

        PERSONAL PRODUCTS--1.2%
        NBTY, Inc. (a) (b)......................... 528,300    8,584,875
                                                            ------------

        PHARMACEUTICALS--1.2%
        Shire Pharmaceuticals Group, Plc. (ADR) (b) 223,100    8,654,049
                                                            ------------

        REAL ESTATE--4.0%
        Colonial Properties Trust (REIT)........... 167,500    7,031,650
        Developers Diversified Realty Corp. (REIT). 222,400   10,457,248
        iStar Financial, Inc. (REIT)............... 183,800    6,552,470
        Trizec Properties, Inc. (REIT)............. 225,200    5,161,584
                                                            ------------
                                                              29,202,952
                                                            ------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9%
        International Rectifier Corp. (a).......... 202,000    6,443,800
                                                            ------------

        SOFTWARE--0.6%
        Activision, Inc. (a)....................... 299,400    4,113,756
                                                            ------------

        SPECIALTY RETAIL--6.7%
        Advance Auto Parts, Inc. (a)............... 285,150   12,392,619
        Aeropostale, Inc. (a)...................... 181,900    4,783,970
        Foot Locker, Inc........................... 234,200    5,524,778
        Hot Topic, Inc. (a) (b).................... 382,900    5,456,325
        Ross Stores, Inc........................... 333,700    9,643,930
        TJX Cos., Inc.............................. 473,600   11,001,728
                                                            ------------
                                                              48,803,350
                                                            ------------

        TEXTILES, APPAREL & LUXURY GOODS--0.7%
        Jones Apparel Group, Inc................... 159,600    4,902,912
                                                            ------------

        THRIFTS & MORTGAGE FINANCE--3.5%
        Astoria Financial Corp..................... 259,300    7,623,420
        IndyMac Bancorp, Inc. (b).................. 275,000   10,730,500
        North Fork Bancorp., Inc................... 276,440    7,563,398
                                                            ------------
                                                              25,917,318
                                                            ------------
        Total Common Stock
         (Identified Cost $614,567,599)............          689,402,857
                                                            ------------

    SHORT TERM INVESTMENTS--6.0%
                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    REPURCHASE AGREEMENT--6.0%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 1.350% to be repurchased at
     $43,838,575 on 01/03/06, collateralized
     by $45,895,000 U.S. Treasury Note 3.000%
     due 02/15/08 with a value of
     $45,149,206................................. $43,832,000 $ 43,832,000
                                                              ------------
    Total Short Term Investments
     (Amortized Cost $43,832,000)................               43,832,000
                                                              ------------
    Total Investments--100.3%
     (Identified Cost $658,399,599) (c)..........              733,234,857
    Liabilities in excess of other assets........               (2,194,537)
                                                              ------------
    TOTAL NET ASSETS--100%.......................             $731,040,320
                                                              ============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $105,739,417 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $108,470,861.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $658,753,422 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $97,783,469 AND ($23,302,034), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................              $733,234,857
       Cash.....................................                       802
       Collateral for securities loaned.........               108,470,861
       Receivable for:
        Fund shares sold........................                 1,401,125
        Accrued interest and dividends..........                   671,544
        Foreign taxes...........................                       834
                                                              ------------
         Total Assets...........................               843,780,023
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $  2,043,799
        Securities purchased....................    1,462,132
        Withholding taxes.......................       10,501
        Return of collateral for securities
         loaned.................................  108,470,861
       Accrued expenses:
        Management fees.........................      412,066
        Service and distribution fees...........       55,613
        Other expenses..........................      284,731
                                                 ------------
         Total Liabilities......................               112,739,703
                                                              ------------
     NET ASSETS.................................              $731,040,320
                                                              ============
       Net assets consists of:
        Capital paid in.........................              $581,018,100
        Undistributed net investment income.....                 3,499,793
        Accumulated net realized gains..........                71,686,590
        Unrealized appreciation on investments
         and foreign currency...................                74,835,837
                                                              ------------
     NET ASSETS.................................              $731,040,320
                                                              ============

     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($428,896,872 divided by
      20,449,133 shares outstanding)............              $      20.97
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($209,448,182 divided by
      10,080,177 shares outstanding)............              $      20.78
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($92,695,266 divided by
      4,434,555 shares outstanding).............              $      20.90
                                                              ============
     Identified cost of investments.............              $658,399,599
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 8,296,110(a)
       Interest...............................                  344,494(b)
                                                            -----------
                                                              8,640,604
     EXPENSES
       Management fees........................ $ 4,044,482
       Service and distribution fees--Class B.     370,637
       Service and distribution fees--Class E.     122,634
       Directors' fees and expenses...........      22,264
       Custodian..............................     146,751
       Audit and tax services.................      20,588
       Legal..................................      16,673
       Printing...............................     347,393
       Insurance..............................       9,833
       Miscellaneous..........................       5,856
                                               -----------
       Total expenses.........................   5,107,111
       Expense reductions.....................    (106,351)   5,000,760
                                               -----------  -----------
     NET INVESTMENT INCOME....................                3,639,844
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               72,027,591
     Unrealized depreciation on:
       Investments--net.......................  (2,076,907)
       Foreign currency transactions--net.....        (421)  (2,077,328)
                                               -----------  -----------
     Net gain.................................               69,950,263
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $73,590,107
                                                            ===========

(a)NET OF FOREIGN TAXES OF $15,219.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $58,789.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  3,639,844  $  1,347,350
  Net realized gain......................................   72,027,591    49,698,079
  Unrealized appreciation (depreciation).................   (2,077,328)   30,006,292
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   73,590,107    81,051,721
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,093,272)     (645,888)
    Class B..............................................     (154,056)      (46,144)
    Class E..............................................     (131,834)      (95,556)
                                                          ------------  ------------
                                                            (1,379,162)     (787,588)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................  (31,397,414)   (7,010,577)
    Class B..............................................  (11,326,185)   (1,045,262)
    Class E..............................................   (6,923,173)   (1,276,527)
                                                          ------------  ------------
                                                           (49,646,772)   (9,332,366)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (51,025,934)  (10,119,954)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  214,706,022   145,214,752
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  237,270,195   216,146,519

NET ASSETS
  Beginning of the period................................  493,770,125   277,623,606
                                                          ------------  ------------
  End of the period...................................... $731,040,320  $493,770,125
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,500,793  $  1,346,462
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  ------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  ------------
CLASS A
  Sales............................................  8,737,915  $ 177,372,794   4,162,851  $ 76,472,061
  Reinvestments....................................  1,812,085     32,490,686     425,833     7,656,465
  Redemptions...................................... (5,956,353)  (121,309,235) (1,532,792)  (27,792,597)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................  4,593,647  $  88,554,245   3,055,892  $ 56,335,929
                                                    ==========  =============  ==========  ============
CLASS B
  Sales............................................  6,217,998  $ 123,832,063   3,390,016  $ 62,220,857
  Reinvestments....................................    645,320     11,480,241      61,075     1,091,406
  Redemptions...................................... (1,334,921)   (26,627,523)   (476,349)   (8,747,209)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................  5,528,397  $ 108,684,781   2,974,742  $ 54,565,054
                                                    ==========  =============  ==========  ============
CLASS E
  Sales............................................  1,463,500  $  29,390,220   2,299,766  $ 41,790,767
  Reinvestments....................................    394,355      7,055,007      76,481     1,372,083
  Redemptions......................................   (948,685)   (18,978,231)   (491,267)   (8,849,081)
                                                    ----------  -------------  ----------  ------------
  Net increase.....................................    909,170  $  17,466,996   1,884,980  $ 34,313,769
                                                    ==========  =============  ==========  ============
  Increase derived from capital share transactions. 11,031,214  $ 214,706,022   7,915,614  $145,214,752
                                                    ==========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  20.67  $  17.35  $  12.76  $  14.16  $  14.82
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.12      0.07      0.06      0.06      0.13
 Net realized and unrealized
   gain (loss) of investments.     2.08      3.82      4.58     (1.42)    (0.50)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     2.20      3.89      4.64     (1.36)    (0.37)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.06)    (0.05)    (0.05)    (0.01)    (0.03)
 Distributions from net
   realized capital gains.....    (1.84)    (0.52)     0.00     (0.03)    (0.26)
                               --------  --------  --------  --------  --------
 Total distributions..........    (1.90)    (0.57)    (0.05)    (0.04)    (0.29)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  20.97  $  20.67  $  17.35  $  12.76  $  14.16
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     12.3      22.9      36.5      (9.6)     (2.5)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.76      0.76      0.80      0.80      0.81
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.75      0.73      0.77      0.77      0.69
Ratio of net investment
 income to average net assets
 (%)..........................     0.67      0.43      0.41      0.43      0.90
Portfolio turnover rate (%)...       90        55        61        84       212
Net assets, end of period
 (000)........................ $428,897  $327,782  $222,050  $156,117  $160,074

                                                     CLASS B
                               ------------------------------------------------
                                                                    MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,            THROUGH
                               -----------------------------------   DECEMBER 31,
                                 2005      2004     2003     2002        2001
                               --------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  20.51  $ 17.23  $ 12.69  $ 14.12      $14.36
                               --------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.07     0.03     0.03     0.01        0.04
 Net realized and unrealized
   gain (loss) of investments.     2.06     3.79     4.55    (1.40)      (0.28)
                               --------  -------  -------  -------      ------
 Total from investment
   operations.................     2.13     3.82     4.58    (1.39)      (0.24)
                               --------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.02)   (0.02)   (0.04)   (0.01)       0.00
 Distributions from net
   realized capital gains.....    (1.84)   (0.52)    0.00    (0.03)       0.00
                               --------  -------  -------  -------      ------
 Total distributions..........    (1.86)   (0.54)   (0.04)   (0.04)       0.00
                               --------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $  20.78  $ 20.51  $ 17.23  $ 12.69      $14.12
                               ========  =======  =======  =======      ======
TOTAL RETURN (%)..............     11.9     22.7     36.2     (9.9)       (1.7)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.01     1.01     1.05     1.05       1.06 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.99     0.98     1.02     1.02       0.97 (c)
Ratio of net investment
 income to average net assets
 (%)..........................     0.46     0.17     0.18     0.17       0.77 (c)
Portfolio turnover rate (%)...       90       55       61       84         212
Net assets, end of period
 (000)........................ $209,448  $93,366  $27,173  $11,113      $2,410

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS E
                                                                                   ----------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
                                                                                     2005     2004     2003    2002
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 20.61  $ 17.31  $ 12.74  $14.15
                                                                                   -------  -------  -------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.10     0.05     0.05    0.03
  Net realized and unrealized gain (loss) of investments..........................    2.06     3.81     4.57   (1.40)
                                                                                   -------  -------  -------  ------
  Total from investment operations................................................    2.16     3.86     4.62   (1.37)
                                                                                   -------  -------  -------  ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.03)   (0.04)   (0.05)  (0.01)
  Distributions from net realized capital gains...................................   (1.84)   (0.52)    0.00   (0.03)
                                                                                   -------  -------  -------  ------
  Total distributions.............................................................   (1.87)   (0.56)   (0.05)  (0.04)
                                                                                   -------  -------  -------  ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 20.90  $ 20.61  $ 17.31  $12.74
                                                                                   =======  =======  =======  ======
TOTAL RETURN (%)..................................................................    12.1     22.8     36.4    (9.7)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.91     0.91     0.95    0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.90     0.88     0.92    0.92
Ratio of net investment income to average net assets (%)..........................    0.52     0.28     0.29    0.29
Portfolio turnover rate (%).......................................................      90       55       61      84
Net assets, end of period (000)................................................... $92,695  $72,652  $28,400  $5,735

                                                                                   ------------
                                                                                   MAY 1, 2001/(A)/
                                                                                       THROUGH
                                                                                    DECEMBER 31,
                                                                                        2001
                                                                                   ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................     $14.37
                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.00
  Net realized and unrealized gain (loss) of investments..........................      (0.22)
                                                                                       ------
  Total from investment operations................................................      (0.22)
                                                                                       ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................       0.00
                                                                                       ------
  Total distributions.............................................................       0.00
                                                                                       ------
NET ASSET VALUE, END OF PERIOD....................................................     $14.15
                                                                                       ======
TOTAL RETURN (%)..................................................................       (1.5)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.96 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.87 (c)
Ratio of net investment income to average net assets (%)..........................      0.67 (c)
Portfolio turnover rate (%).......................................................        212
Net assets, end of period (000)...................................................     $   32

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.2% OF TOTAL NET ASSETS


    SECURITY DESCRIPTION                             SHARES      VALUE*
    ------------------------------------------------------------------------

    AEROSPACE & DEFENSE--0.7%
    K&F Industries Holdings, Inc. (a)............... 428,400 $     6,580,224
                                                             ---------------

    AUTO COMPONENTS--1.6%
    LKQ Corp. (a)................................... 230,000       7,962,600
    Tenneco Automotive, Inc. (a).................... 379,400       7,440,034
                                                             ---------------
                                                                  15,402,634
                                                             ---------------

    AUTOMOBILES--0.8%
    Winnebago Industries, Inc. (a).................. 247,000       8,220,160
                                                             ---------------

    BUILDING PRODUCTS--1.5%
    Lennox International, Inc. (a).................. 524,100      14,779,620
                                                             ---------------

    CAPITAL MARKETS--1.7%
    Affiliated Managers Group, Inc. (a) (b)......... 204,400      16,403,100
                                                             ---------------

    CHEMICALS--1.0%
    Airgas, Inc..................................... 284,400       9,356,760
                                                             ---------------

    COMMERCIAL BANKS--10.4%
    Accredited Home Lenders Holding Co. (a)......... 101,796       5,047,046
    Cathay General Bancorp. (a) (b)................. 245,100       8,808,894
    City National Corp.............................. 196,400      14,227,216
    First Niagara Financial Group, Inc. (a)......... 412,800       5,973,216
    Mercantile Bankshares Corp...................... 147,600       8,330,544
    Sterling Bancshares, Inc. (a)................... 560,800       8,658,752
    Sterling Financial Corp. (Washington) (a)....... 284,900       7,116,802
    Trustmark Corp. (a)............................. 309,300       8,496,471
    Umpqua Holdings Corp. (a)....................... 422,000      12,039,660
    WestAmerica Bancorp (a)......................... 122,300       6,490,461
    Wintrust Financial Corp. (a).................... 191,400      10,507,860
    WSFS Financial Corp. (a)........................  99,300       6,082,125
                                                             ---------------
                                                                 101,779,047
                                                             ---------------

    COMMERCIAL SERVICES & SUPPLIES--6.2%
    Banta Corp. (a)................................. 373,400      18,595,320
    Heidrick & Struggles International, Inc. (a) (b) 143,300       4,592,765
    The Brinks Co................................... 666,900      31,951,179
    Watson Wyatt & Co. Holdings (a) (b)............. 191,900       5,354,010
                                                             ---------------
                                                                  60,493,274
                                                             ---------------

    COMMUNICATIONS EQUIPMENT--1.0%
    Polycom, Inc. (b)............................... 302,200       4,623,660
    Tekelec, Inc. (a)............................... 393,800       5,473,820
                                                             ---------------
                                                                  10,097,480
                                                             ---------------

    COMPUTERS & PERIPHERALS--2.3%
    Electronics for Imaging, Inc. (a)............... 273,500       7,277,835
    Imation Corp.................................... 323,400      14,899,038
                                                             ---------------
                                                                  22,176,873
                                                             ---------------

    CONSTRUCTION & ENGINEERING--3.1%
    Dycom Industries, Inc. (a) (b).................. 482,600      10,617,200
    Washington Group International, Inc. (a) (b).... 374,300      19,826,671
                                                             ---------------
                                                                  30,443,871
                                                             ---------------

        SECURITY DESCRIPTION                    SHARES      VALUE*
        ---------------------------------------------------------------

        CONTAINERS & PACKAGING--3.8%
        AptarGroup, Inc. (a)...................  74,600 $     3,894,120
        Jarden Corp. (a)....................... 674,349      20,331,622
        Owens-Illinois, Inc. (b)............... 339,500       7,143,080
        Packaging Corp. of America (a)......... 140,400       3,222,180
        Smurfit-Stone Container Corp. (b)...... 186,500       2,642,705
                                                        ---------------
                                                             37,233,707
                                                        ---------------

        DIVERSIFIED FINANCIAL SERVICES--4.8%
        CapitalSource, Inc. (a) (b)............ 333,600       7,472,640
        National Financial Partners Corp. (a).. 347,600      18,266,380
        Walter Industries, Inc. (a)............ 425,200      21,140,944
                                                        ---------------
                                                             46,879,964
                                                        ---------------

        ELECTRIC UTILITIES--3.2%
        Black Hills Corp. (a).................. 199,800       6,915,078
        CMS Energy Corp. (b)................... 407,000       5,905,570
        El Paso Electric Co. (a)............... 283,800       5,971,152
        NorthWestern Energy Corp. (a) (b)...... 207,500       6,447,025
        PNM Resources, Inc..................... 236,400       5,789,436
                                                        ---------------
                                                             31,028,261
                                                        ---------------

        ELECTRICAL EQUIPMENT--3.1%
        Regal Beloit Corp. (a)................. 348,400      12,333,360
        Thomas & Betts Corp. (b)............... 436,400      18,311,344
                                                        ---------------
                                                             30,644,704
                                                        ---------------

        ENERGY EQUIPMENT & SERVICES--0.9%
        Lone Star Technologies, Inc. (a) (b)... 164,700       8,508,402
                                                        ---------------

        FOOD PRODUCTS--1.2%
        Hain Celestial Group, Inc. (b)......... 568,000      12,018,880
                                                        ---------------

        GAS UTILITIES--1.7%
        CNX Gas Corp. (144A)................... 212,200       4,456,200
        National Fuel Gas Co. (a).............. 182,800       5,701,532
        Southern Union Co. (b)................. 254,100       6,004,383
                                                        ---------------
                                                             16,162,115
                                                        ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
        Cooper Cos., Inc. (a).................. 150,000       7,695,000
        Dentsply International, Inc............ 220,900      11,860,121
        Sybron Dental Specialties, Inc. (a) (b) 377,100      15,012,351
                                                        ---------------
                                                             34,567,472
                                                        ---------------

        HOTELS, RESTAURANTS & LEISURE--7.6%
        Gaylord Entertainment Co. (a) (b)...... 244,100      10,640,319
        GTECH Holdings Corp.................... 620,500      19,694,670
        Kerzner International Ltd. (a)......... 175,900      12,093,125
        Landry's Restaurants, Inc. (a)......... 279,700       7,470,787
        Lone Star Steakhouse & Saloon, Inc. (a) 359,000       8,522,660
        Orient-Express Hotels, Ltd. (Class A).. 156,500       4,932,880
        Pinnacle Entertainment, Inc. (a) (b)... 417,100      10,306,541
                                                        ---------------
                                                             73,660,982
                                                        ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                       SHARES      VALUE*
       ------------------------------------------------------------------

       HOUSEHOLD DURABLES--0.8%
       The Stanley Works......................... 154,300 $     7,412,572
                                                          ---------------

       INSURANCE--4.9%
       Aspen Insurance Holdings, Ltd............. 515,300      12,197,151
       Hanover Insurance Group, Inc.............. 238,600       9,966,322
       Max Re Capital, Ltd....................... 266,100       6,910,617
       Platinum Underwriters Holdings, Ltd. (a).. 313,400       9,737,338
       Universal American Financial Corp. (a) (b) 584,000       8,806,720
                                                          ---------------
                                                               47,618,148
                                                          ---------------

       IT SERVICES--0.7%
       CACI International, Inc. (Class A) (b).... 126,500       7,258,570
                                                          ---------------

       LEISURE EQUIPMENT & PRODUCTS--0.6%
       K2, Inc. (a) (b).......................... 378,900       3,830,679
       RC2 Corp. (a) (b).........................  66,000       2,344,320
                                                          ---------------
                                                                6,174,999
                                                          ---------------

       MARINE--0.8%
       American Commercial Lines, Inc. (a) (b)... 257,400       7,796,646
                                                          ---------------

       MEDIA--0.5%
       Regal Entertaintment Group (a)............ 278,900       5,304,678
                                                          ---------------

       METALS & MINING--1.3%
       Foundation Coal Holdings, Inc. (a)........ 126,100       4,791,800
       United States Steel Corp. (a)............. 153,800       7,393,166
                                                          ---------------
                                                               12,184,966
                                                          ---------------

       MULTI-UTILITIES--0.7%
       Questar Corp..............................  84,000       6,358,800
                                                          ---------------

       MULTILINE RETAIL--2.4%
       BJ's Wholesale Club, Inc. (b)............. 517,900      15,309,124
       Saks, Inc................................. 481,000       8,109,660
                                                          ---------------
                                                               23,418,784
                                                          ---------------

       OIL, GAS & CONSUMABLE FUELS--2.8%
       Comstock Resources, Inc. (b).............. 252,000       7,688,520
       Equitable Resources, Inc.................. 204,200       7,492,098
       Whiting Petroleum Corp. (a)............... 301,200      12,048,000
                                                          ---------------
                                                               27,228,618
                                                          ---------------

       PAPER & FOREST PRODUCTS--0.6%
       Bowater, Inc. (a)......................... 205,000       6,297,600
                                                          ---------------

       PHARMACEUTICALS--0.9%
       Par Pharmaceutical Companies, Inc. (a) (b) 277,400       8,693,716
                                                          ---------------

       REAL ESTATE--3.1%
       Highland Hospitality Corp. (REIT) (a)..... 435,300       4,810,065
       LaSalle Hotel Properties (REIT)........... 150,600       5,530,032

        SECURITY DESCRIPTION                    SHARES       VALUE*
        ----------------------------------------------------------------

        REAL ESTATE--(CONTINUED)
        Rayonier, Inc. (REIT).................   282,840 $    11,271,174
        U-Store-It Trust (REIT)...............   414,200       8,718,910
                                                         ---------------
                                                              30,330,181
                                                         ---------------

        ROAD & RAIL--1.7%
        Laidlaw International, Inc. (b).......   605,000      14,054,150
        RailAmerica, Inc. (a) (b).............   226,200       2,485,938
                                                         ---------------
                                                              16,540,088
                                                         ---------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.6%
        Axcelis Technologies, Inc. (a) (b)....   986,900       4,707,513
        Brooks Automation, Inc. (a) (b).......   326,900       4,096,057
        Integrated Device Technology, Inc. (b)   537,700       7,086,886
                                                         ---------------
                                                              15,890,456
                                                         ---------------

        SOFTWARE--2.8%
        Borland Software Corp. (a) (b)........ 1,115,200       7,282,256
        Hyperion Solutions Corp. (b)..........   279,150       9,999,153
        SkillSoft, Plc. (ADR) (a) (b)......... 1,217,600       6,696,800
        TIBCO Software, Inc. (b)..............   450,225       3,363,181
                                                         ---------------
                                                              27,341,390
                                                         ---------------

        SPECIALTY RETAIL--6.4%
        Linens 'N Things, Inc. (a) (b)........   585,900      15,584,940
        OfficeMax, Inc. (a)...................   309,000       7,836,240
        Stage Stores, Inc. (a)................   245,449       7,309,471
        The Children's Place Retail Stores,
         Inc. (a) (b).........................   264,900      13,091,358
        The Finish Line, Inc. (Class A) (a)...   526,600       9,173,372
        The Sports Authority, Inc. (a) (b)....   288,000       8,965,440
                                                         ---------------
                                                              61,960,821
                                                         ---------------

        TEXTILES, APPAREL & LUXURY GOODS--1.9%
        Jones Apparel Group, Inc..............   349,000      10,721,280
        Phillips-Van Heusen Corp..............   226,100       7,325,640
                                                         ---------------
                                                              18,046,920
                                                         ---------------

        THRIFTS & MORTGAGE FINANCE--2.0%
        Sovereign Bancorp, Inc................   915,100      19,784,462
                                                         ---------------

        WIRELESS TELECOMMUNICATION SERVICES--0.5%
        UbiquiTel, Inc. (b)...................   501,700       4,961,813
                                                         ---------------
        Total Common Stock
         (Identified Cost $900,123,557).......               947,041,758
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--5.7%


                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       DISCOUNT NOTES--4.2%
       Federal Home Loan Bank
        3.400%, 01/03/06.................... $41,300,000 $   41,292,199
                                                         --------------

       U.S. TREASURY--1.5%
       United States Treasury Bills
        3.150%, 01/12/06....................  14,700,000     14,685,851
                                                         --------------
       Total Short Term Investments
        (Amortized Cost $55,978,050)........                 55,978,050
                                                         --------------
       Total Investments--102.9%
        (Identified Cost $956,101,607)(c)...              1,003,019,808
       Liabilities in excess of other assets                (28,551,868)
                                                         --------------
       TOTAL NET ASSETS--100%...............             $  974,467,940
                                                         ==============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $221,375,977 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $228,066,900.
(b)  NON-INCOME PRODUCING.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $956,052,261 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $74,304,583 AND $(27,337,036), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $4,456,200, WHICH IS 0.5% OF TOTAL NET ASSETS.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $1,003,019,808
        Cash..................................                     123,381
        Collateral for securities loaned......                 228,066,900
        Receivable for:
         Securities sold......................                   3,636,108
         Fund shares sold.....................                   1,816,557
         Accrued interest and dividends.......                   1,495,951
                                                            --------------
          Total Assets........................               1,238,158,705
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $  1,017,257
         Securities purchased.................   33,679,896
         Return of collateral for securities
          loaned..............................  228,066,900
        Accrued expenses:
         Management fees......................      687,594
         Service and distribution fees........       57,185
         Other expenses.......................      181,933
                                               ------------
          Total Liabilities...................                 263,690,765
                                                            --------------
      NET ASSETS..............................              $  974,467,940
                                                            ==============
        Net assets consists of:
         Capital paid in......................              $  736,899,121
         Undistributed net investment
          income..............................                   3,019,166
         Accumulated net realized gains.......                 187,631,452
         Unrealized appreciation on
          investments.........................                  46,918,201
                                                            --------------
      NET ASSETS..............................              $  974,467,940
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($604,086,129 divided by
       32,560,284 shares outstanding).........              $        18.55
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($116,849,479 divided by
       6,366,393 shares outstanding)..........              $        18.35
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($253,532,332 divided by
       13,770,103 shares outstanding).........              $        18.41
                                                            ==============
      Identified cost of investments..........              $  956,101,607
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................             $  10,870,244(a)
       Interest...............................                 1,397,462(b)
                                                           -------------
                                                              12,267,706
     EXPENSES
       Management fees........................ $8,006,722
       Service and distribution fees--Class B.    223,130
       Service and distribution fees--Class E.    386,754
       Directors' fees and expenses...........     22,264
       Custodian..............................    202,862
       Audit and tax services.................     21,038
       Legal..................................     25,094
       Printing...............................    314,564
       Insurance..............................     19,306
       Miscellaneous..........................     26,806
                                               ----------
       Total expenses.........................  9,248,540
       Expense reductions.....................   (482,934)     8,765,606
                                               ----------  -------------
     NET INVESTMENT INCOME....................                 3,502,100
                                                           -------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               188,560,892

     Unrealized depreciation on:
       Investments--net.......................              (152,734,201)
                                                           -------------
     Net gain.................................                35,826,691
                                                           -------------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................             $  39,328,791
                                                           =============

(a)NET OF FOREIGN TAXES OF $4,574.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $373,235.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED    YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31,
                                                               2005          2004
                                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)........................... $   3,502,100  $   (550,090)
  Net realized gain......................................   188,560,892    79,538,305
  Unrealized appreciation (depreciation).................  (152,734,201)   49,592,432
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    39,328,791   128,580,647
                                                          -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (42,516,221)            0
    Class B..............................................    (5,460,595)            0
    Class E..............................................   (17,557,622)            0
                                                          -------------  ------------
  TOTAL DISTRIBUTIONS....................................   (65,534,438)            0
                                                          -------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     1,426,644   130,062,137
                                                          -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (24,779,003)  258,642,784

NET ASSETS
  Beginning of the period................................   999,246,943   740,604,159
                                                          -------------  ------------
  End of the period...................................... $ 974,467,940  $999,246,943
                                                          =============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   3,019,166  $          0
                                                          =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 2005          DECEMBER 31, 2004
                                                               --------------------------  ------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................   5,458,141  $  99,439,133   6,544,337  $112,507,468
  Reinvestments...............................................   2,538,282     42,516,221           0             0
  Redemptions................................................. (10,228,100)  (186,914,961) (5,518,652)  (95,179,548)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................  (2,231,677) $ (44,959,607)  1,025,685  $ 17,327,920
                                                               ===========  =============  ==========  ============
CLASS B
  Sales.......................................................   3,682,166  $  66,518,582   3,141,001  $ 53,821,146
  Reinvestments...............................................     328,952      5,460,595           0             0
  Redemptions.................................................    (729,889)   (13,169,328)   (123,564)   (2,144,803)
                                                               -----------  -------------  ----------  ------------
  Net increase................................................   3,281,229  $  58,809,849   3,017,437  $ 51,676,343
                                                               ===========  =============  ==========  ============
CLASS E
  Sales.......................................................   1,110,787  $  20,092,410   5,955,493  $101,427,500
  Reinvestments...............................................   1,055,146     17,557,622           0             0
  Redemptions.................................................  (2,761,705)   (50,073,630) (2,357,768)  (40,369,626)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................    (595,772) $ (12,423,598)  3,597,725  $ 61,057,874
                                                               -----------  -------------  ----------  ------------
  Increase (decrease) derived from capital share transactions.    (453,780) $   1,426,644   7,640,847  $130,062,137
                                                               ===========  =============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                       CLASS A
                               ----------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------
                                 2005      2004      2003      2002         2001
                               --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.17  $  16.62  $  11.07  $  14.13     $  12.24
                               --------  --------  --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.08      0.00     (0.01)    (0.04)        0.02
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.55      5.56     (2.95)        1.94
                               --------  --------  --------  --------     --------
 Total from investment
   operations.................     0.65      2.55      5.55     (2.99)        1.96
                               --------  --------  --------  --------     --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.01)       (0.01)
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00     (0.06)       (0.06)
                               --------  --------  --------  --------     --------
 Total distributions..........    (1.27)     0.00      0.00     (0.07)       (0.07)
                               --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD $  18.55  $  19.17  $  16.62  $  11.07     $  14.13
                               ========  ========  ========  ========     ========
TOTAL RETURN (%)..............      4.2      15.3      50.1     (21.3)        16.0
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.89      0.89      0.93      0.95         0.98
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.84      0.87        --        --           --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.42     (0.03)    (0.10)    (0.28)        0.18
Portfolio turnover rate (%)...      175        33        44        27           15
Net assets, end of period
 (000)........................ $604,086  $666,800  $561,245  $319,202     $291,426

                                                       CLASS B
                               ----------------------------------------------------
                                                                       MAY 1, 2001/(A)/
                                       YEAR ENDED DECEMBER 31,             THROUGH
                               --------------------------------------   DECEMBER 31,
                                 2005      2004      2003      2002         2001
                               --------  --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.02  $  16.53  $  11.04  $  14.12     $  14.12
                               --------  --------  --------  --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.03      0.00     (0.01)     0.00         0.00
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.49      5.50     (3.01)        0.00
                               --------  --------  --------  --------     --------
 Total from investment
   operations.................     0.60      2.49      5.49     (3.01)        0.00
                               --------  --------  --------  --------     --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.01)        0.00
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00     (0.06)        0.00
                               --------  --------  --------  --------     --------
 Total distributions..........    (1.27)     0.00      0.00     (0.07)        0.00
                               --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD $  18.35  $  19.02  $  16.53  $  11.04     $  14.12
                               ========  ========  ========  ========     ========
TOTAL RETURN (%)..............      3.9      15.1      49.7     (21.5)        0.00(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.14      1.14      1.18      1.20         1.23(c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     1.09      1.12        --        --           --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.20     (0.09)    (0.26)    (0.53)        0.00(c)
Portfolio turnover rate (%)...      175        33        44        27           15
Net assets, end of period
 (000)........................ $116,849  $ 58,676  $  1,120  $     10     $   0.01

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 BLACKROCK STRATEGIC VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                      CLASS E
                               --------------------------------------------------
                                                                      MAY 1, 2001/(A)/
                                      YEAR ENDED DECEMBER 31,             THROUGH
                               -------------------------------------   DECEMBER 31,
                                 2005      2004      2003      2002        2001
                               --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  19.06  $  16.55  $  11.04  $ 14.12      $14.12
                               --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.05     (0.02)    (0.02)   (0.01)      (0.01)
 Net realized and unrealized
   gain (loss) of investments.     0.57      2.53      5.53    (3.00)       0.01
                               --------  --------  --------  -------      ------
 Total from investment
   operations.................     0.62      2.51      5.51    (3.01)       0.00
                               --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00    (0.01)       0.00
 Distributions from net
   realized capital gains.....    (1.27)     0.00      0.00    (0.06)       0.00
                               --------  --------  --------  -------      ------
 Total distributions..........    (1.27)     0.00      0.00    (0.07)       0.00
                               --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD $  18.41  $  19.06  $  16.55  $ 11.04      $14.12
                               ========  ========  ========  =======      ======
TOTAL RETURN (%)..............      4.0      15.2      49.9    (21.5)        0.0 (b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.04      1.04      1.08     1.10        1.13 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.99      1.02        --       --          --
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.27     (0.16)    (0.22)   (0.43)      (0.25)(c)
Portfolio turnover rate (%)...      175        33        44       27          15
Net assets, end of period
 (000)........................ $253,532  $273,771  $178,240  $56,055      $6,720

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.6% OF TOTAL NET ASSETS


      SECURITY DESCRIPTION                         SHARES      VALUE*
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE--2.3%
      Argon, Inc. (a)...........................     14,500 $     449,210
      Essex Corp. (a)...........................     50,200       855,910
      K&F Industries Holdings, Inc..............     32,800       503,808
      Orbital Sciences Corp. (a)................     52,300       671,532
                                                            -------------
                                                                2,480,460
                                                            -------------

      AIR FREIGHT & LOGISTICS--1.6%
      Forward Air Corp..........................     46,000     1,685,900
                                                            -------------

      AIRLINES--0.7%
      Republic Airways Holdings, Inc. (a).......     52,300       794,960
                                                            -------------

      AUTOMOBILES--0.7%
      Winnebago Industries, Inc.................     24,000       798,720
                                                            -------------

      BIOTECHNOLOGY--2.2%
      Digene Corp. (a)..........................     25,500       743,835
      Serologicals Corp. (a)....................     38,000       750,120
      Telik, Inc. (a)...........................     52,800       897,072
                                                            -------------
                                                                2,391,027
                                                            -------------

      CHEMICALS--3.4%
      Cabot Corp................................     24,500       877,100
      FMC Corp. (a).............................     24,300     1,292,031
      Minerals Technologies, Inc................     17,600       983,664
      Westlake Chemical Corp....................     20,000       576,200
                                                            -------------
                                                                3,728,995
                                                            -------------

      COMMERCIAL BANKS--3.3%
      East West Bancorp, Inc....................     19,000       693,310
      First State Bancorp.......................     34,800       834,852
      Franklin Bank Corp. (a)...................     19,100       343,609
      Greater Bay Bancorp.......................     22,300       571,326
      Hancock Holding Co........................     12,500       472,625
      Signature Bank (a)........................     14,900       418,243
      WestAmerica Bancorp.......................      4,700       249,429
                                                            -------------
                                                                3,583,394
                                                            -------------

      COMMERCIAL SERVICES & SUPPLIES--5.7%
      Advance America Cash Advance Centers, Inc.     37,300       462,520
      CDI Corp..................................     35,100       961,740
      Global Cash Access, Inc. (a)..............     40,600       592,354
      Global Payments, Inc......................     30,800     1,435,588
      Headwaters, Inc. (a)......................     26,400       935,616
      LECG Corp. (a)............................     27,000       469,260
      Lincoln Educational Services (a)..........     31,800       453,468
      Strayer Education, Inc....................      5,000       468,500
      Waste Connections, Inc. (a)...............     10,650       366,999
                                                            -------------
                                                                6,146,045
                                                            -------------

      COMMUNICATIONS EQUIPMENT--2.9%
      Arris Group, Inc. (a).....................     75,300       713,091
      Avocent Corp. (a).........................     32,900       894,551
      ViaSat, Inc. (a)..........................     57,800     1,544,994
                                                            -------------
                                                                3,152,636
                                                            -------------

   SECURITY DESCRIPTION                               SHARES      VALUE*
   -------------------------------------------------------------------------

   DISTRIBUTORS--0.6%
   Beacon Roofing Supply, Inc......................     22,800 $     655,044
                                                               -------------

   DIVERSIFIED CONSUMER SERVICES--0.7%
   Regis Corp......................................     19,000       732,830
                                                               -------------

   DIVERSIFIED FINANCIAL SERVICES--5.2%
   Ares Capital Corp...............................     37,838       608,057
   CapitalSource, Inc. (a).........................     56,200     1,258,880
   Doral Financial Corp............................     40,400       428,240
   Financial Federal Corp..........................     22,100       982,345
   GFI Group, Inc. (a).............................     12,900       611,847
   Jackson Hewitt Tax Service, Inc.................     23,200       642,872
   National Financial Partners Corp................     21,400     1,124,570
                                                               -------------
                                                                   5,656,811
                                                               -------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS--5.9%
   Coherent, Inc. (a)..............................     23,600       700,448
   Electro Scientific Industries, Inc. (a).........     26,200       632,730
   FLIR Systems, Inc. (a)..........................     50,200     1,120,966
   Greatbatch, Inc. (a)............................     50,000     1,300,500
   Mettler-Toledo International, Inc. (a)..........      8,000       441,600
   Tektronix, Inc..................................     38,400     1,083,264
   Trimble Navigation, Ltd. (a)....................     32,950     1,169,395
                                                               -------------
                                                                   6,448,903
                                                               -------------

   ENERGY EQUIPMENT & SERVICES--4.8%
   Basic Energy Services, Inc. (a).................      7,000       139,650
   Cal Dive International, Inc. (a)................     50,800     1,823,212
   FMC Technologies, Inc. (a)......................     29,400     1,261,848
   Oil States International, Inc. (a)..............     16,200       513,216
   Superior Energy Services, Inc. (a)..............     69,600     1,465,080
                                                               -------------
                                                                   5,203,006
                                                               -------------

   HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
   American Medical Systems Holdings, Inc. (a).....     54,700       975,301
   Merit Medical Systems, Inc. (a).................     44,866       544,673
   Molecular Devices Corp. (a).....................     28,100       812,933
   STERIS Corp.....................................     30,700       768,114
   Symmetry Medical, Inc. (a)......................     17,500       339,325
   Varian, Inc. (a)................................     26,100     1,038,519
                                                               -------------
                                                                   4,478,865
                                                               -------------

   HEALTH CARE PROVIDERS & SERVICES--7.0%
   MAXIMUS, Inc....................................     15,300       561,357
   Parexel International Corp. (a).................     33,700       682,762
   Pharmaceutical Product Development, Inc. (a)....     15,300       947,835
   Psychiatric Solutions, Inc. (a).................     17,400     1,022,076
   RehabCare Group, Inc. (a).......................     28,500       575,700
   Sierra Health Services, Inc. (a)................     14,300     1,143,428
   Symbion, Inc. (a)...............................     20,700       476,100
   United Surgical Partners International, Inc. (a)     30,300       974,145
   VCA Antech, Inc. (a)............................     44,800     1,263,360
                                                               -------------
                                                                   7,646,763
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    HOTELS, RESTAURANTS & LEISURE--5.8%
    BJ's Restaurants, Inc. (a)....................     26,400 $     603,504
    Four Seasons Hotels, Inc......................     14,100       701,475
    Gaylord Entertainment Co. (a).................     18,700       815,133
    Orient-Express Hotels, Ltd. (Class A).........     30,500       961,360
    P.F. Chang's China Bistro, Inc. (a)...........     13,700       679,931
    Panera Bread Co. (a)..........................     11,700       768,456
    Penn National Gaming, Inc. (a)................     52,800     1,739,760
                                                              -------------
                                                                  6,269,619
                                                              -------------

    INSURANCE--0.6%
    Aspen Insurance Holdings, Ltd.................      3,700        87,579
    Max Re Capital, Ltd...........................     22,900       594,713
                                                              -------------
                                                                    682,292
                                                              -------------

    INTERNET SOFTWARE & SERVICES--4.1%
    FileNET Corp. (a).............................     41,900     1,083,115
    Marchex, Inc. (a).............................     66,300     1,491,087
    NetIQ Corp. (a)...............................     48,200       592,378
    RightNow Technologies, Inc. (a)...............     24,800       457,808
    ValueClick, Inc. (a)..........................     46,600       843,926
                                                              -------------
                                                                  4,468,314
                                                              -------------

    IT SERVICES--1.9%
    BearingPoint, Inc. (a)........................    101,200       795,432
    Sapient Corp. (a).............................    130,800       744,252
    TNS, Inc. (a).................................     29,900       573,482
                                                              -------------
                                                                  2,113,166
                                                              -------------

    MACHINERY--3.8%
    CLARCOR, Inc..................................      9,500       282,245
    Flowserve Corp. (a)...........................     41,100     1,625,916
    Oshkosh Truck Corp............................     14,000       624,260
    The Manitowoc Co., Inc........................     15,500       778,410
    Wabash National Corp..........................     40,700       775,335
                                                              -------------
                                                                  4,086,166
                                                              -------------

    MEDIA--0.2%
    Entravision Communications Corp. (Class A) (a)     29,500       210,040
                                                              -------------

    METALS & MINING--0.3%
    Alpha Natural Resources, Inc. (a).............     19,500       374,595
                                                              -------------

    MULTILINE RETAIL--0.4%
    Tuesday Morning Corp..........................     23,000       481,160
                                                              -------------

    OIL, GAS & CONSUMABLE FUELS--2.0%
    Bill Barrett Corp. (a)........................     19,800       764,478
    Bronco Drilling Co., Inc. (a).................      9,300       213,993
    Denbury Resources, Inc. (a)...................     51,000     1,161,780
                                                              -------------
                                                                  2,140,251
                                                              -------------

    PHARMACEUTICALS--3.8%
    Adams Respiratory Therapeutics, Inc. (a)......     12,800       520,448
    Angiotech Pharmaceuticals, Inc. (a)...........     60,400       794,260
    Coley Pharmaceutical Group, Inc. (a)..........     40,500       613,980

        SECURITY DESCRIPTION                       SHARES      VALUE*
        ----------------------------------------------------------------

        PHARMACEUTICALS--(CONTINUED)
        Impax Laboratories, Inc. (a)............   60,100   $   643,070
        Panacos Pharmaceuticals, Inc. (a).......   42,900       297,297
        Pharmion Corp. (a)......................    8,300       147,491
        The Medicines Co. (a)...................   29,600       516,520
        Trimeris, Inc. (a)......................   52,900       607,821
                                                            -----------
                                                              4,140,887
                                                            -----------

        REAL ESTATE--2.2%
        Innkeepers USA Trust (REIT).............   46,600       745,600
        Jones Lang LaSalle, Inc. (a)............   19,600       986,860
        MeriStar Hospitality Corp. (REIT).......   75,700       711,580
                                                            -----------
                                                              2,444,040
                                                            -----------

        ROAD & RAIL--2.2%
        Knight Transportation, Inc..............   58,575     1,214,260
        Landstar System, Inc....................   27,600     1,152,024
                                                            -----------
                                                              2,366,284
                                                            -----------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--9.9%
        Actel Corp. (a).........................   40,500       515,565
        Cabot Microelectronics Corp. (a)........    8,600       252,238
        Exar Corp. (a)..........................   11,437       143,192
        FormFactor, Inc. (a)....................   36,000       879,480
        Integrated Device Technology, Inc. (a)..   28,140       370,885
        Microsemi Corp. (a).....................   48,320     1,336,531
        Microtune, Inc. (a).....................   96,100       400,737
        Power Integrations, Inc. (a)............   50,400     1,200,024
        Semtech Corp. (a).......................   71,900     1,312,894
        Silicon Laboratories, Inc. (a)..........   50,800     1,862,328
        Sirf Technology Holdings, Inc...........   20,800       619,840
        Varian Semiconductor Equipment, Inc. (a)   41,600     1,827,488
        ZiLOG, Inc. (a).........................   27,600        67,344
                                                            -----------
                                                             10,788,546
                                                            -----------

        SOFTWARE--6.8%
        Entrust, Inc. (a).......................   94,800       458,832
        Hyperion Solutions Corp. (a)............   19,050       682,371
        Jack Henry & Associates, Inc............   36,700       700,236
        Micromuse, Inc. (a).....................   65,100       643,839
        MICROS Systems, Inc. (a)................   21,000     1,014,720
        National Instruments Corp...............   43,200     1,384,560
        Quest Software, Inc. (a)................   69,500     1,014,005
        The Ultimate Software Group, Inc. (a)...    6,000       114,420
        THQ, Inc. (a)...........................   36,050       859,792
        Witness Systems, Inc....................   26,300       517,321
                                                            -----------
                                                              7,390,096
                                                            -----------

        SPECIALTY RETAIL--2.0%
        Cost Plus, Inc. (a).....................   28,600       490,490
        Hot Topic, Inc. (a).....................   41,000       584,250
        Tractor Supply Co. (a)..................   15,200       804,688
        Zumiez, Inc. (a)........................    6,700       289,574
                                                            -----------
                                                              2,169,002
                                                            -----------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

           SECURITY DESCRIPTION                 SHARES      VALUE*
           ----------------------------------------------------------

           WIRELESS TELECOMMUNICATION SERVICES--0.5%
           JAMDAT Mobile, Inc. (a)...........     19,300 $    512,994
                                                         ------------
           Total Common Stock
            (Identified Cost $92,910,838)....             106,221,811
                                                         ------------

           SHORT TERM INVESTMENTS--2.3%
                                                 FACE
           SECURITY DESCRIPTION                 AMOUNT      VALUE*
           ----------------------------------------------------------

           DISCOUNT NOTES--2.3%
           Federal Home Loan Bank
            3.400%, 01/03/06................. $2,510,000    2,509,526
                                                         ------------
           Total Short Term Investments
            (Amortized Cost $2,509,526)......               2,509,526
                                                         ------------
           Total Investments--99.9%
            (Identified Cost $95,420,364) (b)             108,731,337
           Other assets less liabilities.....                 121,042
                                                         ------------
           TOTAL NET ASSETS--100%............            $108,852,379
                                                         ============

(a)  NON-INCOME PRODUCING.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $95,572,608 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $17,382,151 AND $(4,223,422), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value.....................          $108,731,337
         Cash.....................................                 5,766
         Receivable for:
          Securities sold.........................                32,772
          Fund shares sold........................               238,576
          Accrued interest and dividends..........               174,041
                                                            ------------
           Total Assets...........................           109,182,492
       LIABILITIES
         Payable for:
          Fund shares redeemed.................... $106,401
          Securities purchased....................   74,219
          Withholding taxes.......................      100
         Accrued expenses:
          Management fees.........................   84,684
          Service and distribution fees...........   15,158
          Other expenses..........................   49,551
                                                   --------
           Total Liabilities......................               330,113
                                                            ------------
       NET ASSETS.................................          $108,852,379
                                                            ============
         Net assets consists of:
          Capital paid in.........................          $ 89,659,297
          Accumulated net realized gains..........             5,882,110
          Unrealized appreciation on investments..            13,310,972
                                                            ------------
       NET ASSETS.................................          $108,852,379
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($33,042,167 divided by
        3,167,841 shares outstanding).............          $      10.43
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($61,757,821 divided by
        5,985,466 shares outstanding).............          $      10.32
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($14,052,391 divided by
        1,354,607 shares outstanding).............          $      10.37
                                                            ============
       Identified cost of investments.............          $ 95,420,364
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $  462,586(a)
        Interest...............................                113,431
                                                            ----------
                                                               576,017
      EXPENSES
        Management fees........................ $  852,255
        Deferred expense reimbursement.........     30,000
        Service and distribution fees--Class B.    121,865
        Service and distribution fees--Class E.     21,357
        Directors' fees and expenses...........     22,233
        Custodian..............................    105,035
        Audit and tax services.................     22,044
        Legal..................................      2,473
        Printing...............................     26,116
        Insurance..............................      1,724
        Miscellaneous..........................      4,444
                                                ----------
        Total expenses.........................  1,209,546
        Expense reductions.....................    (18,502)  1,191,044
                                                ----------  ----------
      NET INVESTMENT LOSS......................               (615,027)
                                                            ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain on:
        Investments--net.......................              6,499,422
      Unrealized depreciation on:
        Investments--net.......................               (526,903)
                                                            ----------
      Net gain.................................              5,972,519
                                                            ----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $5,357,492
                                                            ==========

(a)NET OF FOREIGN TAXES OF $1,587.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment loss.................................... $   (615,027) $  (639,639)
  Net realized gain......................................    6,499,422    4,706,692
  Unrealized appreciation (depreciation).................     (526,903)   3,812,327
                                                          ------------  -----------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    5,357,492    7,879,380
                                                          ------------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (1,092,133)           0
    Class B..............................................   (1,500,258)           0
    Class E..............................................     (501,060)           0
                                                          ------------  -----------
  TOTAL DISTRIBUTIONS....................................   (3,093,451)           0
                                                          ------------  -----------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   25,487,835   15,045,143
                                                          ------------  -----------
  TOTAL INCREASE IN NET ASSETS...........................   27,751,876   22,924,523

NET ASSETS
  Beginning of the period................................   81,100,503   58,175,980
                                                          ------------  -----------
  End of the period...................................... $108,852,379  $81,100,503
                                                          ============  ===========
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period...................................... $          0  $         0
                                                          ============  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                          YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                    ----------------------  ----------------------
                                                      SHARES        $         SHARES        $
                                                    ---------  -----------  ---------  -----------
CLASS A
  Sales............................................   962,709  $ 9,623,280  1,284,110  $12,199,181
  Reinvestments....................................   120,147    1,092,133          0            0
  Redemptions......................................  (996,343)  (9,952,683)  (976,814)  (9,210,643)
                                                    ---------  -----------  ---------  -----------
  Net increase.....................................    86,513  $   762,730    307,296  $ 2,988,538
                                                    =========  ===========  =========  ===========
CLASS B
  Sales............................................ 3,436,232  $33,830,167  1,583,408  $14,827,409
  Reinvestments....................................   166,510    1,500,258          0            0
  Redemptions......................................  (993,396)  (9,917,236)  (631,083)  (5,914,979)
                                                    ---------  -----------  ---------  -----------
  Net increase..................................... 2,609,346  $25,413,189    952,325  $ 8,912,430
                                                    =========  ===========  =========  ===========
CLASS E
  Sales............................................   312,152  $ 3,096,915    702,934  $ 6,660,072
  Reinvestments....................................    55,366      501,060          0            0
  Redemptions......................................  (423,532)  (4,286,059)  (374,713)  (3,515,897)
                                                    ---------  -----------  ---------  -----------
  Net increase (decrease)..........................   (56,014) $  (688,084)   328,221  $ 3,144,175
                                                    =========  ===========  =========  ===========
  Increase derived from capital share transactions. 2,639,845  $25,487,835  1,587,842  $15,045,143
                                                    =========  ===========  =========  ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-225

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                     CLASS A
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.35  $  9.29  $  6.41  $  8.88      $10.00
                               -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.05)   (0.08)   (0.04)   (0.04)       0.00
 Net realized and unrealized
   gain (loss) of investments.    0.48     1.14     2.92    (2.43)      (1.12)
                               -------  -------  -------  -------      ------
 Total from investment
   operations.................    0.43     1.06     2.88    (2.47)      (1.12)
                               -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00     0.00        0.00
                               -------  -------  -------  -------      ------
 Total distributions..........   (0.35)    0.00     0.00     0.00        0.00
                               -------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $ 10.43  $ 10.35  $  9.29  $  6.41      $ 8.88
                               =======  =======  =======  =======      ======
TOTAL RETURN (%)..............     4.7     11.4     44.9    (27.8)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.13     1.15     1.13     1.05        1.05 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.11     1.15       --       --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.13     1.15     1.32     1.51        2.69 (c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................   (0.52)   (0.80)   (0.68)   (0.60)       0.00 (c)
Portfolio turnover rate (%)...      52       50       38       33          67 (c)
Net assets, end of period
 (000)........................ $33,042  $31,892  $25,762  $12,079      $7,468

                                                    CLASS B
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.27  $  9.24  $  6.39  $ 8.88      $10.00
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment loss..........   (0.05)   (0.08)   (0.05)  (0.04)      (0.01)
 Net realized and unrealized
   gain (loss) of investments.    0.45     1.11     2.90   (2.45)      (1.11)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.40     1.03     2.85   (2.49)      (1.12)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 10.32  $ 10.27  $  9.24  $ 6.39      $ 8.88
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.4     11.1     44.6   (28.0)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.38     1.40     1.38    1.30        1.30 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.36     1.40       --      --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.38     1.40     1.57    1.76        2.94 (c)
Ratio of net investment loss
 to average net assets (%)....   (0.73)   (1.05)   (0.93)  (0.85)      (0.51)(c)
Portfolio turnover rate (%)...      52       50       38      33          67 (c)
Net assets, end of period
 (000)........................ $61,758  $34,664  $22,385  $9,403      $4,493

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-226

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.31  $  9.27  $  6.41  $ 8.88      $10.00
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.07)   (0.09)   (0.04)  (0.01)       0.00
 Net realized and unrealized
   gain (loss) of investments.    0.48     1.13     2.90   (2.46)      (1.12)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.41     1.04     2.86   (2.47)      (1.12)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.35)    0.00     0.00    0.00        0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 10.37  $ 10.31  $  9.27  $ 6.41      $ 8.88
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.5     11.2     44.6   (27.8)      (11.2)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.28     1.30     1.28    1.20        1.20 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.26     1.30       --      --          --
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.28     1.30     1.47    1.66        2.84 (c)
Ratio of net investment loss
 to average net assets (%)....   (0.67)   (0.95)   (0.84)  (0.72)      (0.41)(c)
Portfolio turnover rate (%)...      52       50       38      33          67 (c)
Net assets, end of period
 (000)........................ $14,052  $14,545  $10,029  $2,235      $    6

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--97.9% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       AEROSPACE & DEFENSE--0.8%
       Aviall, Inc. (a)...........................  63,000 $   1,814,400
       Essex Corp. (a) (b)........................  95,300     1,624,865
                                                           -------------
                                                               3,439,265
                                                           -------------

       AUTO COMPONENTS--0.8%
       Commercial Vehicle Group, Inc. (a) (b).....  67,200     1,262,016
       Cooper Tire & Rubber Co. (b)...............  61,625       944,095
       Lear Corp. (b).............................  40,425     1,150,495
                                                           -------------
                                                               3,356,606
                                                           -------------

       AUTOMOBILES--0.2%
       Winnebago Industries, Inc. (b).............  31,800     1,058,304
                                                           -------------

       BIOTECHNOLOGY--1.4%
       Cubist Pharmaceuticals, Inc................  63,025     1,339,281
       Keryx Biopharmaceuticals, Inc. (a) (b).....  66,450       972,828
       Neurocrine Biosciences, Inc. (a)...........  13,625       854,696
       Nuvelo, Inc. (a)........................... 116,225       942,585
       United Therapeutics Corp. (b)..............  12,450       860,544
       Vertex Pharmaceuticals, Inc. (a) (b).......  33,600       929,712
                                                           -------------
                                                               5,899,646
                                                           -------------

       BUILDING PRODUCTS--0.7%
       Griffon Corp. (b)..........................  40,400       961,924
       Lennox International, Inc..................  65,175     1,837,935
                                                           -------------
                                                               2,799,859
                                                           -------------

       CAPITAL MARKETS--0.5%
       Affiliated Managers Group, Inc. (a) (b)....  24,875     1,996,219
                                                           -------------

       CHEMICALS--1.8%
       Cabot Corp.................................  21,875       783,125
       Cytec Industries, Inc......................  55,375     2,637,511
       FMC Corp. (a)..............................  19,400     1,031,498
       Spartech Corp. (b).........................  75,750     1,662,713
       The Scotts Miracle-Gro Co. (b).............  31,750     1,436,370
                                                           -------------
                                                               7,551,217
                                                           -------------

       COMMERCIAL BANKS--7.3%
       Alabama National Bancorp (b)...............  25,025     1,620,619
       Capital Corp. of the West..................   7,275       236,074
       Centerstate Banks of Florida, Inc..........  31,700     1,093,650
       Community Bancorp (a) (b)..................  37,450     1,183,795
       CVB Financial Corp. (b)....................  91,831     1,865,088
       East West Bancorp, Inc.....................  63,600     2,320,764
       First Midwest Bancorp, Inc.................  48,850     1,712,681
       FirstFed Financial Corp. (a) (b)...........  35,925     1,958,631
       Hanmi Financial Corp. (b)..................  91,575     1,635,529
       Iberiabank Corp. (b).......................  33,499     1,708,797
       Independent Bank Corp. (b).................  75,113     2,045,324
       Midwest Banc Holdings, Inc. (b)............  50,875     1,131,969
       Pennsylvania Commerce Bancorp, Inc. (a) (b)  34,100     1,086,085
       PFF Bancorp, Inc...........................  45,950     1,402,394
       PrivateBancorp, Inc. (b)...................  55,600     1,977,692
       Provident Bancorp, Inc. (b)................  79,694       877,431

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       COMMERCIAL BANKS--(CONTINUED)
       Signature Bank (a)..........................  70,250 $   1,971,917
       Texas Regional Bancshares, Inc..............  54,312     1,537,030
       The South Financial Group, Inc..............  44,875     1,235,857
       Wintrust Financial Corp.....................  44,350     2,434,815
                                                            -------------
                                                               31,036,142
                                                            -------------

       COMMERCIAL SERVICES & SUPPLIES--6.8%
       Adesa, Inc..................................  51,725     1,263,125
       American Ecology Corp. (b)..................  27,225       392,857
       American Reprographics Co. (b)..............  43,400     1,102,794
       CRA International, Inc. (a) (b).............  45,150     2,153,203
       Electro Rent Corp...........................  13,500       201,285
       Gevity HR, Inc..............................  76,975     1,979,797
       Heartland Payment Systems, Inc. (a) (b).....  73,100     1,583,346
       Hudson Highland Group, Inc. (a) (b)......... 129,075     2,240,742
       LECG Corp. (a) (b)..........................  80,800     1,404,304
       Lightbridge, Inc. (a)....................... 113,975       944,853
       McGrath Rentcorp (b)........................  74,300     2,065,540
       Mobile Mini, Inc. (a) (b)...................  27,275     1,292,835
       Navigant Consulting, Inc. (a) (b)........... 106,850     2,348,563
       On Assignment, Inc. (a)..................... 118,075     1,288,198
       PeopleSupport, Inc. (a)..................... 168,850     1,433,537
       The Corporate Executive Board Co............  21,975     1,971,157
       Waste Connections, Inc. (a).................  55,674     1,918,526
       Wright Express Corp. (a).................... 158,300     3,482,600
                                                            -------------
                                                               29,067,262
                                                            -------------

       COMMUNICATIONS EQUIPMENT--3.2%
       ADTRAN, Inc.................................  54,700     1,626,778
       Anaren, Inc. (a)............................  73,575     1,149,977
       CommScope, Inc. (a)......................... 101,375     2,040,679
       DSP Group, Inc. (a).........................  71,975     1,803,693
       Foundry Networks, Inc. (a).................. 124,375     1,717,619
       McDATA Corp. (Class A) (a) (b).............. 235,925       896,515
       Oplink Communications, Inc. (a) (b).........  64,850       940,325
       Polycom, Inc. (a)...........................  62,325       953,572
       Redback Networks, Inc. (a) (b)..............  95,200     1,338,512
       SafeNet, Inc. (a) (b).......................  21,750       700,785
       Tekelec, Inc. (b)...........................  49,775       691,873
                                                            -------------
                                                               13,860,328
                                                            -------------

       COMPUTERS & PERIPHERALS--1.2%
       Avid Technology, Inc. (a)...................  33,675     1,844,043
       Electronics for Imaging, Inc................  70,475     1,875,340
       Imation Corp................................  35,050     1,614,753
                                                            -------------
                                                                5,334,136
                                                            -------------

       CONSTRUCTION & ENGINEERING--1.0%
       Insituform Technologies, Inc. (a) (b)....... 108,625     2,104,066
       Washington Group International, Inc. (a) (b)  44,625     2,363,786
                                                            -------------
                                                                4,467,852
                                                            -------------

       CONSTRUCTION MATERIALS--0.6%
       Eagle Materials, Inc. (b)...................   8,350     1,021,706
       Texas Industries, Inc.......................  35,175     1,753,122
                                                            -------------
                                                                2,774,828
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       DIVERSIFIED CONSUMER SERVICES--1.5%
       Bright Horizons Family Solutions, Inc. (a)..  52,925 $   1,960,871
       Laureate Education, Inc. (a)................  50,100     2,630,751
       Regis Corp..................................  25,325       976,785
       Vertrue, Inc. (a) (b).......................  27,050       955,677
                                                            -------------
                                                                6,524,084
                                                            -------------

       DIVERSIFIED FINANCIAL SERVICES--2.4%
       Advanta Corp. (Class B) (b).................  92,703     3,007,285
       GFI Group, Inc. (a) (b).....................  36,150     1,714,595
       International Securities Exchange, Inc. (b).  53,925     1,484,016
       National Financial Partners Corp............  47,175     2,479,046
       United PanAm Financial Corp. (a)............  52,750     1,364,643
                                                            -------------
                                                               10,049,585
                                                            -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
       Commonwealth Telephone Enterprises, Inc. (a)  24,350       822,300
       Iowa Telecommunications Services, Inc. (b)..  82,525     1,278,312
                                                            -------------
                                                                2,100,612
                                                            -------------

       ELECTRIC UTILITIES--0.9%
       ALLETE, Inc.................................  18,375       808,500
       NorthWestern Energy Corp. (a) (b)...........  82,475     2,562,498
       Otter Tail Corp. (b)........................  21,625       626,693
                                                            -------------
                                                                3,997,691
                                                            -------------

       ELECTRICAL EQUIPMENT--1.0%
       AMETEK, Inc.................................  60,600     2,577,924
       General Cable Corp. (a) (b).................  89,500     1,763,150
                                                            -------------
                                                                4,341,074
                                                            -------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
       Anixter International, Inc. (a).............  50,775     1,986,318
       Excel Technology, Inc. (a) (b)..............  54,675     1,300,171
       Intermagnetics General Corp. (a)............  76,525     2,441,147
       Keithley Instruments, Inc...................  48,775       681,875
       Rofin-Sinar Technologies, Inc. (a)..........  49,025     2,131,117
                                                            -------------
                                                                8,540,628
                                                            -------------

       ENERGY EQUIPMENT & SERVICES--4.0%
       Allis-Chalmers Energy, Inc. (a) (b).........  81,250     1,011,562
       Cal Dive International, Inc. (a) (b)........  84,000     3,014,760
       CARBO Ceramics, Inc.........................  55,762     3,151,668
       Core Laboratories NV (b)....................  24,075       899,442
       Dril-Quip, Inc..............................  28,875     1,362,900
       FMC Technologies, Inc. (a)..................  59,875     2,569,835
       Oil States International, Inc. (a)..........  51,375     1,627,560
       Unit Corp. (a)..............................  34,325     1,888,905
       Universal Compression Holdings, Inc. (a) (b)  41,400     1,702,368
                                                            -------------
                                                               17,229,000
                                                            -------------

       FOOD & STAPLES RETAILING--0.8%
       Casey's General Stores, Inc.................  84,925     2,106,140
       Smart & Final, Inc. (a)..................... 115,525     1,487,962
                                                            -------------
                                                                3,594,102
                                                            -------------

   SECURITY DESCRIPTION                                 SHARES     VALUE*
   --------------------------------------------------------------------------

   FOOD PRODUCTS--0.7%
   J & J Snack Foods Corp..............................  21,663 $   1,286,999
   Ralcorp Holdings, Inc. (a)..........................  47,575     1,898,718
                                                                -------------
                                                                    3,185,717
                                                                -------------

   GAS UTILITIES--1.1%
   Energen Corp........................................  18,975       689,172
   ONEOK, Inc..........................................  46,875     1,248,281
   Southern Union Co. (a)..............................  42,988     1,015,807
   UGI Corp............................................  82,900     1,707,740
                                                                -------------
                                                                    4,661,000
                                                                -------------

   HEALTH CARE EQUIPMENT & SUPPLIES--4.7%
   American Medical Systems Holdings, Inc. (a).........  86,775     1,547,198
   Arrow International, Inc............................  63,425     1,838,691
   ArthroCare Corp. (a) (b)............................  45,000     1,896,300
   Aspect Medical Systems, Inc. (a) (b)................  28,050       963,518
   Computer Programs & Systems, Inc. (b)...............  40,600     1,682,058
   ev3, Inc. (a) (b)...................................  98,325     1,449,310
   LCA-Vision, Inc. (b)................................  49,625     2,357,684
   Meridian Bioscience, Inc. (b).......................  95,500     1,923,370
   NuVasive, Inc. (a) (b)..............................  82,600     1,495,060
   Sybron Dental Specialties, Inc. (a).................  40,500     1,612,305
   Symmetry Medical, Inc. (a) (b)...................... 124,975     2,423,265
   West Pharmaceutical Services, Inc. (b)..............  40,875     1,023,101
                                                                -------------
                                                                   20,211,860
                                                                -------------

   HEALTH CARE PROVIDERS & SERVICES--3.3%
   Chemed Corp.........................................  51,600     2,563,488
   LifePoint Hospitals, Inc. (a).......................  32,850     1,231,875
   Matria Healthcare, Inc. (a) (b).....................  53,249     2,063,931
   Psychiatric Solutions, Inc. (a).....................  27,050     1,588,917
   Symbion, Inc. (a) (b)...............................  66,950     1,539,850
   The Advisory Board Co. (a)..........................  50,750     2,419,252
   United Surgical Partners International, Inc. (a) (b)  47,925     1,540,789
   Ventiv Health, Inc. (a) (b).........................  50,475     1,192,220
                                                                -------------
                                                                   14,140,322
                                                                -------------

   HOTELS, RESTAURANTS & LEISURE--2.6%
   CEC Entertainment, Inc. (a).........................  28,700       976,948
   Dover Downs Gaming & Entertainment, Inc.............  91,504     1,294,782
   Fairmont Hotels & Resorts, Inc. (b).................  29,525     1,252,155
   McCormick & Schmick's Restaurants, Inc. (a) (b).....  58,475     1,322,120
   Pinnacle Entertainment, Inc. (a) (b)................ 105,450     2,605,669
   Sunterra Corp. (a) (b).............................. 124,500     1,770,390
   The Steak N Shake Co. (a)...........................  33,300       564,435
   Trump Entertainment Resorts, Inc. (a) (b)...........  63,725     1,282,784
                                                                -------------
                                                                   11,069,283
                                                                -------------

   HOUSEHOLD DURABLES--0.7%
   Lifetime Brands, Inc. (b)...........................  77,100     1,593,657
   Tupperware Corp.....................................  60,225     1,349,040
                                                                -------------
                                                                    2,942,697
                                                                -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       INSURANCE--5.3%
       American Equity Investment Life (b)......... 163,475 $   2,133,349
       AmerUs Group Co. (b)........................  13,350       756,545
       Arch Capital Group, Ltd. (a)................  32,675     1,788,956
       Argonaut Group, Inc.........................  45,325     1,485,300
       Delphi Financial Group, Inc.................  51,512     2,370,067
       Endurance Specialty Holdings, Ltd...........  64,600     2,315,910
       HealthExtras, Inc. (a) (b)..................  52,225     1,310,847
       KMG America Corp. (a) (b)................... 114,375     1,049,963
       Ohio Casualty Corp. (a).....................  70,050     1,983,816
       ProAssurance Corp. (a)......................  41,375     2,012,480
       Protective Life Corp........................  40,500     1,772,685
       RLI Corp. (b)...............................  36,950     1,842,696
       The Navigators Group, Inc. (a)..............  41,700     1,818,537
                                                            -------------
                                                               22,641,151
                                                            -------------

       INTERNET & CATALOG RETAIL--1.1%
       Blue Nile, Inc. (a) (b).....................  42,025     1,694,028
       Coldwater Creek, Inc. (a)...................  58,237     1,777,976
       FTD Group, Inc. (a) (b)..................... 102,975     1,069,910
                                                            -------------
                                                                4,541,914
                                                            -------------

       INTERNET SOFTWARE & SERVICES--3.3%
       Akamai Technologies, Inc. (b)...............  97,725     1,947,659
       Aladdin Knowledge Systems (a) (b)...........  79,825     1,374,587
       Digital Insight Corp. (a)...................  41,200     1,319,224
       Digitas, Inc. (a)........................... 151,875     1,901,475
       j2 Global Communications, Inc. (a) (b)......  41,575     1,776,916
       Online Resources Corp. (a) (b).............. 168,225     1,858,886
       Websense, Inc. (a) (b)......................  30,850     2,024,994
       WebSideStory, Inc. (a) (b).................. 102,250     1,853,792
                                                            -------------
                                                               14,057,533
                                                            -------------

       IT SERVICES--1.1%
       Anteon International Corp. (a)..............  29,350     1,595,172
       Perot Systems Corp. (Class A) (a)........... 119,850     1,694,679
       SRA International, Inc. (a).................  51,000     1,557,540
                                                            -------------
                                                                4,847,391
                                                            -------------

       MACHINERY--5.5%
       Actuant Corp. (b)...........................  55,825     3,115,035
       Albany International Corp. (Class A)........  31,900     1,153,504
       American Science & Engineering, Inc. (a) (b)  20,275     1,264,552
       Barnes Group, Inc...........................  52,975     1,748,175
       Bucyrus International, Inc. (b).............  41,575     2,191,002
       CLARCOR, Inc................................  58,100     1,726,151
       ESCO Technologies, Inc. (a) (b).............  32,900     1,463,721
       Freightcar America, Inc.....................  33,825     1,626,306
       Harsco Corp.................................  26,700     1,802,517
       IDEX Corp...................................  57,862     2,378,707
       Joy Global, Inc.............................  41,830     1,673,200
       Nordson Corp................................  29,625     1,200,109
       RBC Bearings, Inc. (a) (b)..................  87,725     1,425,531
       The Greenbrier Cos., Inc....................  27,875       791,650
                                                            -------------
                                                               23,560,160
                                                            -------------

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       MARINE--0.4%
       American Commercial Lines, Inc. (a) (b).....  56,250 $   1,703,813
                                                            -------------

       MEDIA--2.9%
       aQuantive, Inc. (a).........................  38,300       966,692
       CCE Spinco, Inc............................. 119,300     1,562,830
       Harte-Hanks, Inc............................  59,475     1,569,545
       John Wiley & Sons, Inc......................  31,650     1,235,616
       R. H. Donnelley Corp. (a) (b)...............  66,600     4,103,892
       Saga Communications, Inc. (a) (b)...........  11,200       121,744
       Scholastic Corp. (a)........................  35,700     1,017,807
       Thomas Nelson, Inc. (b).....................  37,750       930,538
       Valassis Communications, Inc. (a)...........  32,100       933,147
                                                            -------------
                                                               12,441,811
                                                            -------------

       METALS & MINING--1.2%
       AMCOL International Corp....................  60,675     1,245,051
       Century Aluminum Co. (b)....................  46,550     1,220,076
       Chaparral Steel Co. (a).....................  52,225     1,579,806
       Reliance Steel & Aluminum Co................  16,050       980,976
                                                            -------------
                                                                5,025,909
                                                            -------------

       MULTILINE RETAIL--0.5%
       Big Lots, Inc. (a)..........................  79,750       957,797
       Dollar Tree Stores, Inc. (a)................  54,150     1,296,351
                                                            -------------
                                                                2,254,148
                                                            -------------

       OIL, GAS & CONSUMABLE FUELS--2.7%
       ATP Oil & Gas Corp. (a).....................  41,525     1,536,840
       Denbury Resources, Inc. (a).................  91,550     2,085,509
       Energy Partners, Ltd. (a) (b)...............  80,900     1,762,811
       Gasco Energy, Inc. (b)...................... 125,325       818,372
       Pioneer Drilling Co. (a).................... 106,150     1,903,269
       Range Resources Corp........................  78,150     2,058,471
       Remington Oil & Gas Corp. (a)...............  32,575     1,188,988
                                                            -------------
                                                               11,354,260
                                                            -------------

       PHARMACEUTICALS--0.2%
       Perrigo Co..................................  71,300     1,063,083
                                                            -------------

       REAL ESTATE--5.6%
       American Home Mortgage Investment Corp.
        (REIT) (b).................................  65,250     2,125,193
       BioMed Realty Trust, Inc. (REIT)............  86,900     2,120,360
       CB Richard Ellis Group, Inc. (a)............  66,800     3,931,180
       CBL & Associates Properties, Inc. (REIT) (b)  49,475     1,954,757
       Corporate Office Properties Trust (REIT)....  73,550     2,613,967
       First Potomac Realty Trust (REIT)...........  86,025     2,288,265
       Jones Lang LaSalle, Inc. (a)................  36,325     1,828,964
       Kite Realty Group Trust (REIT).............. 126,775     1,961,209
       LaSalle Hotel Properties (REIT).............  61,175     2,246,346
       Newcastle Investment Corp. (REIT) (b).......  64,400     1,600,340
       Potlatch Corp. (REIT) (b)...................  21,500     1,096,070
                                                            -------------
                                                               23,766,651
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     ROAD & RAIL--1.7%
     Genesee & Wyoming, Inc. (a).....................  65,500 $   2,459,525
     Laidlaw International, Inc. (a)................. 104,275     2,422,308
     Landstar System, Inc............................  27,600     1,152,024
     Marten Transport, Ltd. (a)......................  63,563     1,158,109
                                                              -------------
                                                                  7,191,966
                                                              -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.9%
     ADE Corp. (a) (b)............................... 108,425     2,608,705
     ATMI, Inc. (a) (b)..............................  82,100     2,296,337
     Diodes, Inc. (a) (b)............................  63,788     1,980,602
     Fairchild Semiconductor International, Inc. (a). 122,750     2,075,702
     Integrated Device Technology, Inc. (a).......... 100,275     1,321,625
     Mattson Technology, Inc. (a).................... 213,700     2,149,822
     Microsemi Corp. (a).............................  86,675     2,397,430
     Netlogic Microsystems, Inc. (a) (b).............  65,800     1,792,392
     PMC-Sierra, Inc. (a)............................ 111,575       860,243
     Power Integrations, Inc. (a) (b)................  65,950     1,570,270
     Tessera Technologies, Inc. (a) (b)..............  66,050     1,707,393
                                                              -------------
                                                                 20,760,521
                                                              -------------

     SOFTWARE--3.2%
     Blackboard, Inc. (b)............................  59,850     1,734,453
     Epicor Software Corp. (b)....................... 112,550     1,590,332
     Hyperion Solutions Corp. (a)....................  56,025     2,006,815
     Informatica Corp. (a) (b)....................... 169,575     2,034,900
     Intervoice, Inc. (a) (b)........................  69,650       554,414
     MRO Software, Inc. (a)..........................  32,825       460,863
     Progress Software Corp. (a).....................  49,075     1,392,749
     Quest Software, Inc. (a)........................ 121,275     1,769,402
     The Ultimate Software Group, Inc. (a) (b)....... 102,700     1,958,489
                                                              -------------
                                                                 13,502,417
                                                              -------------

     SPECIALTY RETAIL--2.0%
     A.C. Moore Arts & Crafts, Inc. (a) (b)..........  15,775       229,526
     Charlotte Russe Holding, Inc. (a) (b)...........  80,100     1,668,483
     Guitar Center, Inc. (a) (b).....................  29,825     1,491,548
     Hot Topic, Inc. (a).............................  41,900       597,075
     The Children's Place Retail Stores, Inc. (a) (b)  44,950     2,221,429
     The Men's Wearhouse, Inc. (a)...................  30,962       911,522
     Zumiez, Inc. (a) (b)............................  35,650     1,540,793
                                                              -------------
                                                                  8,660,376
                                                              -------------

     TEXTILES, APPAREL & LUXURY GOODS--1.8%
     Carter's, Inc. (a)..............................  46,000     2,707,100
     Fossil, Inc. (a) (b)............................  46,800     1,006,668
     Guess?, Inc. (a) (b)............................  50,700     1,804,920
     Phillips-Van Heusen Corp........................  64,025     2,074,410
                                                              -------------
                                                                  7,593,098
                                                              -------------

     TRADING COMPANIES & DISTRIBUTORS--1.3%
     BlueLinx Holdings, Inc. (a) (b)................. 112,075     1,260,844
     Hughes Supply, Inc..............................  46,900     1,681,365
     NuCo2, Inc. (a) (b).............................  60,575     1,688,831
     UAP Holdings Corp. (a)..........................  39,150       799,443
                                                              -------------
                                                                  5,430,483
                                                              -------------

          SECURITY DESCRIPTION                  SHARES      VALUE*
          ------------------------------------------------------------

          WATER UTILITIES--0.3%
          American State Water Co. (b).......     35,450 $   1,091,860
                                                         -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.4%
          SBA Communications Corp.(a) (b)....     86,875     1,555,063
                                                         -------------
          Total Common Stock
           (Identified Cost $340,858,105)....              418,272,927
                                                         -------------

          SHORT TERM INVESTMENTS--2.0%
                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT      VALUE*
          ------------------------------------------------------------

          COMMERCIAL PAPER--2.0%
          State Street Boston Corp.
           2.900%, 01/03/06.................. $8,541,000     8,539,624
                                                         -------------
          Total Short Term Investments
           (Amortized Cost $8,539,624).......                8,539,624
                                                         -------------
          Total Investments--99.9%
           (Identified Cost $349,397,729) (c)              426,812,551
          Other assets less liabilities......                  384,379
                                                         -------------
          TOTAL NET ASSETS--100%.............            $ 427,196,930
                                                         =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $106,225,796 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $109,854,360.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $349,839,953 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $82,506,483 AND $(5,533,885), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $426,812,551
        Cash..................................                     2,825
        Collateral for securities loaned......               109,854,360
        Receivable for:
         Securities sold......................                 2,467,930
         Fund shares sold.....................                   712,202
         Accrued interest and dividends.......                   297,036
                                                            ------------
          Total Assets........................               540,146,904
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    944,833
         Securities purchased.................    1,727,153
         Withholding taxes....................          266
         Return of collateral for securities
          loaned..............................  109,854,360
        Accrued expenses:
         Management fees......................      313,027
         Service and distribution fees........       11,775
         Deferred Directors' fees.............       24,996
         Other expenses.......................       73,564
                                               ------------
          Total Liabilities...................               112,949,974
                                                            ------------
      NET ASSETS..............................              $427,196,930
                                                            ============
        Net assets consists of:
         Capital paid in......................              $309,704,512
        Overdistributed net investment income.                   (22,397)
         Accumulated net realized gains.......                40,099,993
         Unrealized appreciation on
          investments.........................                77,414,822
                                                            ------------
      NET ASSETS..............................              $427,196,930
                                                            ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($351,278,575 divided by
       1,508,960 shares outstanding)..........              $     232.80
                                                            ============
      CLASS B
      Net asset value and redemption price per
       share ($25,363,883 divided by
       109,918 shares outstanding)............              $     230.75
                                                            ============
      CLASS E
      Net asset value and redemption price per
       share ($50,554,472 divided by
       218,528 shares outstanding)............              $     231.34
                                                            ============
      Identified cost of investments..........              $349,397,729
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................             $  3,549,326(a)
       Interest...............................                  431,051(b)
                                                           ------------
                                                              3,980,377
     EXPENSES
       Management fees........................ $3,721,068
       Service and distribution fees--Class B.     38,346
       Service and distribution fees--Class E.     72,003
       Directors' fees and expenses...........     23,890
       Custodian..............................    137,019
       Audit and tax services.................     21,767
       Legal..................................     10,413
       Printing...............................    105,594
       Insurance..............................      8,370
       Miscellaneous..........................      6,392
                                               ----------
       Total expenses.........................  4,144,862
       Expense reductions.....................   (111,039)
       Management fee waivers.................   (140,295)    3,893,528
                                               ----------  ------------
     NET INVESTMENT INCOME....................                   86,849
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................               40,861,910
     Unrealized depreciation on:
       Investments--net.......................              (13,364,724)
                                                           ------------
     Net gain.................................               27,497,186
                                                           ------------
     NET INCREASE IN NET ASSETS FROM
      OPERATIONS..............................             $ 27,584,035
                                                           ============

(a)NET OF FOREIGN TAXES OF $2,257.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $148,825.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)........................... $     86,849  $   (570,610)
  Net realized gain......................................   40,861,910    47,031,397
  Unrealized appreciation (depreciation).................  (13,364,724)   13,734,212
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   27,584,035    60,194,999
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A..............................................   (4,334,645)            0
    Class B..............................................     (148,451)            0
    Class E..............................................     (595,461)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (5,078,557)            0
                                                          ------------  ------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (17,545,140)  (18,222,379)
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................    4,960,338    41,972,620

NET ASSETS
  Beginning of the period................................  422,236,592   380,263,972
                                                          ------------  ------------
  End of the period...................................... $427,196,930  $422,236,592
                                                          ============  ============
OVERDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $    (22,397) $    (20,771)
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED              YEAR ENDED
                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                    -----------------------  ----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  -------------  --------  ------------
CLASS A
  Sales............................................  286,902  $  63,039,143   303,175  $ 59,613,634
  Reinvestments....................................   21,414      4,334,645         0             0
  Redemptions...................................... (470,538)  (103,203,556) (470,060)  (92,542,660)
                                                    --------  -------------  --------  ------------
  Net decrease..................................... (162,222) $ (35,829,768) (166,885) $(32,929,026)
                                                    ========  =============  ========  ============
CLASS B
  Sales............................................   88,665  $  19,357,914    30,672  $  6,054,599
  Reinvestments....................................      739        148,451         0             0
  Redemptions......................................   (8,868)    (1,965,852)   (1,812)     (356,158)
                                                    --------  -------------  --------  ------------
  Net increase.....................................   80,536  $  17,540,513    28,860  $  5,698,441
                                                    ========  =============  ========  ============
CLASS E
  Sales............................................   33,265  $   7,239,106    78,100  $ 15,255,194
  Reinvestments....................................    2,957        595,461         0             0
  Redemptions......................................  (32,346)    (7,090,452)  (31,534)   (6,246,988)
                                                    --------  -------------  --------  ------------
  Net increase.....................................    3,876  $     744,115    46,566  $  9,008,206
                                                    ========  =============  ========  ============
  Decrease derived from capital share transactions.  (77,810) $ (17,545,140)  (91,459) $(18,222,379)
                                                    ========  =============  ========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 220.60  $ 189.55  $ 138.89  $ 177.25  $ 210.41
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).     0.11     (0.27)    (0.34)     0.14      0.34
 Net realized and unrealized
   gain (loss) of investments.    14.79     31.32     51.00    (38.32)   (19.28)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................    14.90     31.05     50.66    (38.18)   (18.94)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     0.00      0.00      0.00     (0.18)    (0.53)
 Distributions from net
   realized capital gains.....    (2.70)     0.00      0.00      0.00    (12.67)
 Distributions in excess of
   net realized capital gains.     0.00      0.00      0.00      0.00     (1.02)
                               --------  --------  --------  --------  --------
 Total distributions..........    (2.70)     0.00      0.00     (0.18)   (14.22)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $ 232.80  $ 220.60  $ 189.55  $ 138.89  $ 177.25
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      6.9      16.4      36.5     (21.6)     (8.8)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.94      0.98      0.99      0.97      1.00
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.91      0.95        --      0.97      1.00
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.94      0.98      0.99      0.97      1.00
Ratio of net investment
 income (loss) to average net
 assets (%)...................     0.05     (0.13)    (0.21)     0.14      0.18
Portfolio turnover rate (%)...      101       135       118        99       111
Net assets, end of period
 (000)........................ $351,279  $368,666  $348,406  $281,477  $406,525

                                                   CLASS B
                                 ----------------------------------------
                                                            JULY 29, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,        THROUGH
                                 -------------------------    DECEMBER 31,
                                   2005     2004     2003         2002
                                 -------  -------  -------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $219.20  $188.59  $138.20       $144.89
                                 -------  -------  -------       -------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income (loss).   (0.25)    0.08    (0.24)         0.00
   Net realized and unrealized
     gain (loss) of investments.   14.50    30.53    50.63         (6.69)
                                 -------  -------  -------       -------
   Total from investment
     operations.................   14.25    30.61    50.39         (6.69)
                                 -------  -------  -------       -------
  LESS DISTRIBUTIONS
   Distributions from net
     realized capital gains.....   (2.70)    0.00     0.00          0.00
                                 -------  -------  -------       -------
   Total distributions..........   (2.70)    0.00     0.00          0.00
                                 -------  -------  -------       -------
  NET ASSET VALUE, END OF PERIOD $230.75  $219.20  $188.59       $138.20
                                 =======  =======  =======       =======
  TOTAL RETURN (%)..............     6.7     16.2     36.5          (4.6)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......    1.19     1.23     1.24          1.22 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...    1.17     1.20       --          1.22 (c)
  Ratio of operating expenses
   to average net assets
   without giving effect to the
   contractual expense
   agreement would have been (%)    1.19     1.23     1.24          1.22 (c)
  Ratio of net investment
   income (loss) to average net
   assets (%)...................   (0.16)   (0.07)   (0.46)         0.00 (c)
  Portfolio turnover rate (%)...     101      135      118            99
  Net assets, end of period
   (000)........................ $25,364  $ 6,440  $    98       $     1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                     CLASS E
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $219.57  $188.95  $138.65  $177.03      $179.40
                               -------  -------  -------  -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.21)   (0.45)   (0.37)    0.03         0.07
 Net realized and unrealized
   gain (loss) of investments.   14.68    31.07    50.67   (38.32)       (2.44)
                               -------  -------  -------  -------      -------
 Total from investment
   operations.................   14.47    30.62    50.30   (38.29)       (2.37)
                               -------  -------  -------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    0.00     0.00     0.00    (0.09)        0.00
 Distributions from net
   realized capital gains.....   (2.70)    0.00     0.00     0.00         0.00
                               -------  -------  -------  -------      -------
 Total distributions..........   (2.70)    0.00     0.00    (0.09)        0.00
                               -------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD $231.34  $219.57  $188.95  $138.65      $177.03
                               =======  =======  =======  =======      =======
TOTAL RETURN (%)..............     6.8     16.2     36.3    (21.6)        (1.3)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.09     1.13     1.14     1.12         1.15 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.06     1.10       --     1.12         1.15 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    1.09     1.13     1.14     1.12         1.15 (c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................   (0.10)   (0.26)   (0.37)   (0.01)        0.03 (c)
Portfolio turnover rate (%)...     101      135      118       99          111
Net assets, end of period
 (000)........................ $50,554  $47,131  $31,759  $10,242      $ 2,142

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--95.2% OF TOTAL NET ASSETS


     SECURITY DESCRIPTION                             SHARES    VALUE*
     ---------------------------------------------------------------------

     AEROSPACE & DEFENSE--1.6%
     AAR Corp........................................ 14,050 $     336,497
     Aeroflex, Inc. (a) (b).......................... 25,179       270,674
     Applied Signal Technology, Inc..................  2,949        66,942
     Argon, Inc. (b).................................  2,900        89,842
     Armor Holdings, Inc. (a) (b).................... 11,157       475,846
     Aviall, Inc. (a) (b)............................ 10,891       313,661
     BE Aerospace, Inc. (a).......................... 18,551       408,122
     Cubic Corp. (a).................................  5,113       102,055
     Curtiss Wright Corp. (a)........................  7,744       422,822
     DRS Technologies, Inc. (a)......................  9,853       506,641
     EDO Corp. (a)...................................  5,132       138,872
     Engineered Support Systems, Inc................. 14,790       615,856
     Essex Corp. (a) (b).............................  5,739        97,850
     GenCorp, Inc. (a)............................... 17,581       312,063
     HEICO Corp. (a).................................  6,112       158,179
     HEICO Corp. (Class A)...........................    371         7,613
     Herley Industries, Inc. (b).....................  4,812        79,446
     Hexcel Corp. (a)................................ 18,556       334,936
     Innovative Solutions & Support (a)..............  7,425        94,892
     Ionatron, Inc. (a)..............................  8,248        83,387
     K&F Industries Holdings, Inc....................  5,316        81,654
     Kaman Corp......................................  7,959       156,713
     Mercury Computer Systems, Inc. (b)..............  7,510       154,931
     Moog, Inc. (b).................................. 10,933       310,279
     MTC Technologies, Inc. (a) (b)..................  3,316        90,792
     Orbital Sciences Corp. (a) (b).................. 17,639       226,485
     Sequa Corp. (Class A) (a) (b)...................  2,518       173,868
     Triumph Group, Inc..............................  5,638       206,407
     United Industrial Corp. (a).....................  2,920       120,800
     World Fuel Services Corp. (a)................... 10,220       344,618
                                                             -------------
                                                                 6,782,743
                                                             -------------

     AIR FREIGHT & LOGISTICS--0.3%
     ABX Air, Inc.................................... 19,408       151,965
     Dynamex, Inc. (a)...............................  4,083        77,822
     EGL, Inc. (a)................................... 10,649       400,083
     Forward Air Corp................................ 11,946       437,821
     Hub Group, Inc. (Class A) (a)...................  6,483       229,174
                                                             -------------
                                                                 1,296,865
                                                             -------------

     AIRLINES--0.6%
     AirTran Holdings, Inc. (a) (b).................. 29,552       473,718
     Alaska Air Group, Inc. (b)......................  9,461       337,947
     Continental Airlines, Inc. (Class B) (a)........ 28,999       617,679
     ExpressJet Holdings, Inc. (a)................... 15,961       129,124
     Frontier Airlines, Inc. (a) (b)................. 12,420       114,761
     Mesa Air Group, Inc. (a)........................ 14,947       156,346
     Republic Airways Holdings, Inc. (b).............  4,353        66,166
     SkyWest, Inc.................................... 20,389       547,648
     World Air Holdings, Inc.........................  8,122        78,134
                                                             -------------
                                                                 2,521,523
                                                             -------------

     AUTO COMPONENTS--0.9%
     Aftermarket Technology Corp. (a)................  7,198       139,929
     American Axle & Manufacturing Holdings, Inc. (a) 13,960       255,887
     ArvinMeritor, Inc. (a).......................... 26,037       374,672

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        AUTO COMPONENTS--(CONTINUED)
        Bandag, Inc................................  4,766 $     203,365
        Commercial Vehicle Group, Inc. (a) (b).....  5,540       104,041
        Cooper Tire & Rubber Co. (a)............... 21,039       322,318
        Federal Signal Corp. (a)................... 17,277       259,328
        Keystone Automotive Industries, Inc. (a)...  6,973       219,510
        LKQ Corp...................................  6,695       231,781
        Midas, Inc. (a)............................  4,743        87,081
        Modine Manufacturing Co.................... 13,136       428,102
        Sauer-Danfoss, Inc.........................  3,084        58,010
        Strattec Security Corp.....................  1,859        75,141
        Superior Industries International, Inc. (a)  7,938       176,700
        Tenneco Automotive, Inc. (a)............... 14,015       274,834
        Visteon Corp............................... 41,307       258,582
        Wabtec Corp................................ 15,271       410,790
                                                           -------------
                                                               3,880,071
                                                           -------------

        AUTOMOBILES--0.2%
        Monaco Coach Corp. (a) (b).................  9,051       120,378
        Thor Industries, Inc. (a).................. 11,946       478,676
        Winnebago Industries, Inc. (a)............. 10,864       361,554
                                                           -------------
                                                                 960,608
                                                           -------------

        BEVERAGES--0.2%
        Boston Beer, Inc. (b)......................  4,833       120,825
        Coca-Cola Bottling Co. (a).................  2,580       110,940
        Hansen Natural Corp. (a)...................  5,086       400,828
        Peet's Coffee & Tea, Inc. (a) (b)..........  5,683       172,479
                                                           -------------
                                                                 805,072
                                                           -------------

        BIOTECHNOLOGY--3.4%
        Aastrom Biosciences, Inc. (a).............. 34,746        73,314
        Abgenix, Inc. (b).......................... 29,357       631,469
        Albany Molecular Research, Inc.............  8,652       105,122
        Alexion Pharmaceuticals, Inc. (a).......... 10,417       210,944
        Alkermes, Inc. (a) (b)..................... 32,024       612,299
        Amylin Pharmaceuticals, Inc. (a) (b)....... 36,492     1,456,761
        Applera Corp.--Celera Genomics Group (b)... 25,586       280,423
        Arena Pharmaceuticals, Inc................. 12,151       172,787
        Arqule, Inc. (a)........................... 11,022        67,455
        Array Biopharma, Inc. (a).................. 11,092        77,755
        Bioenvision, Inc. (a)...................... 11,856        77,420
        BioMarin Pharmaceutical, Inc. (a).......... 24,964       269,112
        Cell Genesys, Inc. (a)..................... 14,634        86,780
        Cepheid, Inc. (a).......................... 13,763       120,839
        Connetics Corp. (a)........................ 11,816       170,741
        Cotherix, Inc. (a).........................  5,412        57,475
        Cubist Pharmaceuticals, Inc. (a)........... 19,499       414,354
        CuRagen Corp. (a).......................... 15,347        47,269
        Curis, Inc. (a)............................ 14,198        50,545
        CV Therapeutics, Inc. (a).................. 15,971       394,963
        Decode Genetics, Inc. (a).................. 16,241       134,151
        Dendreon Corp. (a)......................... 18,686       101,278
        Digene Corp. (a) (b).......................  4,926       143,691
        Encysive Pharmaceuticals, Inc. (a) (b)..... 17,726       139,858
        Enzo Biochem, Inc. (a)..................... 10,914       135,552
        Enzon Pharmaceuticals, Inc. (a)............ 15,476       114,522

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

          SECURITY DESCRIPTION                   SHARES    VALUE*
          -----------------------------------------------------------

          BIOTECHNOLOGY--(CONTINUED)
          Exelixis, Inc. (a).................... 27,242 $     256,620
          Genta, Inc............................      1             1
          Geron Corp. (a)....................... 19,708       169,686
          Human Genome Sciences, Inc. (a) (b)... 44,018       376,794
          ICOS Corp. (a) (b).................... 20,708       572,162
          Immunogen, Inc........................ 12,894        66,146
          Incyte Corp. (a) (b).................. 27,378       146,198
          ISIS Pharmaceuticals, Inc. (a)........ 15,866        83,138
          Keryx Biopharmaceuticals, Inc. (a) (b)  9,652       141,305
          Lexicon Genetics, Inc. (a)............ 20,699        75,551
          Lifecell Corp. (a).................... 12,585       239,996
          Luminex Corp. (a).....................  7,720        89,706
          Martek Biosciences Corp. (b).......... 10,208       251,219
          Maxygen, Inc. (a).....................  7,779        58,420
          Medarex, Inc. (a)..................... 35,803       495,872
          Momenta Pharmaceuticals, Inc. (a).....  3,016        66,473
          Monogram Biosciences, Inc. (a)........ 40,442        75,627
          Myogen, Inc. (a)......................  8,664       261,306
          Myriad Genetics, Inc.................. 11,240       233,792
          Nabi Biopharmaceuticals (b)........... 19,772        66,829
          Neurocrine Biosciences, Inc. (a) (b).. 12,908       809,719
          Northfield Laboratories, Inc. (a).....  8,731       116,995
          Nuvelo, Inc. (a) (b).................. 13,599       110,288
          Onyx Pharmaceuticals, Inc. (a)........ 12,500       359,500
          OraSure Technologies, Inc. (a) (b).... 13,839       122,060
          PRA International (a).................  3,841       108,124
          Progenics Pharmaceuticals, Inc........  8,091       202,356
          Regeneron Pharmaceuticals, Inc. (a)... 12,117       193,266
          Savient Pharmaceuticals, Inc. (a)..... 20,981        78,469
          Senomyx, Inc. (b).....................  7,131        86,428
          Serologicals Corp. (b)................ 11,251       222,095
          Stemcells, Inc. (a)................... 21,515        74,227
          Tanox, Inc. (a).......................  7,862       128,701
          Telik, Inc. (a) (b)................... 19,117       324,798
          United Therapeutics Corp. (a).........  7,584       524,206
          Vertex Pharmaceuticals, Inc. (a) (b).. 32,928       911,118
          Zymogenetics, Inc..................... 12,336       209,835
                                                        -------------
                                                           14,455,905
                                                        -------------

          BUILDING PRODUCTS--0.9%
          American Woodmark Corp. (a)...........  3,650        90,484
          Apogee Enterprises, Inc............... 10,965       177,852
          Builders Firstsource, Inc.............  3,888        83,087
          Color Kinetics, Inc. (a) (b)..........  4,601        66,209
          Crane Co. (a)......................... 16,681       588,339
          Drew Industries, Inc. (a).............  4,936       139,146
          ElkCorp. (a)..........................  6,570       221,146
          Griffon Corp. (a).....................  8,946       213,004
          Interline Brands, Inc. (b)............  4,247        96,619
          Jacuzzi Brands, Inc. (a).............. 23,923       200,953
          Lennox International, Inc............. 17,636       497,335
          NCI Building Systems, Inc. (a)........  6,863       291,540
          Simpson Manufacturing, Inc............ 11,740       426,749
          Trex Co., Inc. (a) (b)................  3,357        94,164
          Universal Forest Products, Inc. (a)...  5,221       288,460
          Watsco, Inc...........................  7,183       429,615
                                                        -------------
                                                            3,904,702
                                                        -------------

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        CAPITAL MARKETS--0.1%
        Greenhill & Co., Inc. (a)..................  3,962 $     222,506
        IntercontinentalExchange, Inc. (b).........  6,176       224,498
                                                           -------------
                                                                 447,004
                                                           -------------

        CHEMICALS--1.2%
        A. Schulman , Inc. (a)..................... 10,504       226,046
        American Vanguard Corp. (a)................  3,744        87,984
        Arch Chemicals, Inc........................  7,821       233,848
        Balchem Corp...............................  2,615        77,953
        Calgon Carbon Corp. (a).................... 11,412        64,934
        Cambrex Corp...............................  9,629       180,736
        CF Industries Holdings, Inc................ 13,095       199,699
        Ferro Corp................................. 15,010       281,588
        Georgia Gulf Corp. (a)..................... 11,035       335,685
        H.B. Fuller Co. (a)........................ 10,183       326,569
        Hercules, Inc. (b)......................... 35,083       396,438
        MacDermid, Inc.............................  9,830       274,257
        Minerals Technologies, Inc.................  6,658       372,116
        NewMarket Corp. (a)........................  4,951       121,101
        Octel Corp.................................  3,588        58,377
        Olin Corp.................................. 22,605       444,866
        OM Group, Inc. (a).........................  8,796       165,013
        PolyOne Corp. (a).......................... 28,510       183,319
        Rockwood Holdings, Inc.....................  6,488       128,008
        Spartech Corp. (a)......................... 10,539       231,331
        Symyx Technologies, Inc. (b)............... 10,589       288,974
        W.R. Grace & Co. (a) (c)................... 21,867       205,550
        Wellman, Inc............................... 11,423        77,448
        Westlake Chemical Corp.....................  5,818       167,617
                                                           -------------
                                                               5,129,457
                                                           -------------

        COMMERCIAL BANKS--9.2%
        1st Source Corp. (a).......................  3,372        84,806
        Accredited Home Lenders Holding Co.........  6,732       333,773
        Alabama National Bancorp (a)...............  5,141       332,931
        Amcore Financial, Inc. (a).................  8,213       249,757
        Americanwest Bancorp.......................  3,389        80,082
        Ameris Bancorp (a).........................  5,673       112,552
        Ames National Corp. (a)....................  2,838        72,965
        Anchor Bancorp Wisconsin, Inc. (a).........  8,816       267,477
        Archipelago Holdings, Inc. (a).............  9,564       476,000
        Arrow Financial Corp. (a)..................  3,518        91,996
        Bancfirst Corp. (a)........................  1,787       141,173
        BancorpSouth, Inc. (a)..................... 25,689       566,956
        Bank Mutual Corp........................... 18,775       199,015
        Bank of Granite Corp.......................  5,282        97,875
        Bank of the Ozarks, Inc. (a)...............  4,816       177,710
        BankAtlantic Bancorp, Inc. (Class A) (a)... 14,201       198,814
        BankFinancial Corp.........................  7,767       114,020
        BankUnited Financial Corp. (b).............  8,289       220,239
        Banner Corp................................  3,581       111,727
        Berkshire Hill Bancorp, Inc................  2,446        81,941
        Boston Private Financial Holdings, Inc. (a) 11,538       350,986
        Brookline Bancorp, Inc. (a)................ 19,909       282,111
        Camden National Corp.......................  3,268       107,452

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


           SECURITY DESCRIPTION                 SHARES    VALUE*
           ---------------------------------------------------------

           COMMERCIAL BANKS--(CONTINUED)
           Capital City Bank Group, Inc. (a)...  5,262 $     180,434
           Capital Corp. of the West...........  3,036        98,518
           Capital Crossing Bank (a)...........  2,132        71,209
           Capitol Bancorp, Ltd................  5,117       191,580
           Cardinal Financial Corp.............  7,941        87,351
           Cascade Bancorp. (a)................  6,290       144,733
           Cathay General Bancorp. (a) (b)..... 15,224       547,151
           Centennial Bank Holdings, Inc. (a).. 20,017       247,610
           Center Financial Corp...............  3,217        80,940
           Central Coast Bancorp...............  3,220        79,663
           Central Pacific Financial Corp...... 10,034       360,421
           Chemical Financial Corp.............  8,203       260,527
           Chittenden Corp..................... 14,881       413,841
           Citizens & Citizens North Corp. (a).  2,813        72,093
           Citizens Banking Corp............... 15,545       431,374
           City Bank...........................  2,666        94,830
           City Holdings Co....................  6,400       230,080
           Coastal Financial Corp. (a).........  5,187        66,705
           Cobiz, Inc. (a).....................  4,270        77,842
           Columbia Bancorp....................  1,620        66,825
           Columbia Banking Systems, Inc.......  6,690       191,000
           Community Bancorp (b)...............  1,971        62,303
           Community Bank Systems, Inc. (a).... 10,287       231,972
           Community Bank, Inc. (a)............  8,431       236,068
           Community Trust Bancorp, Inc........  4,810       147,908
           Corus Bankshares, Inc. (a)..........  6,070       341,559
           CVB Financial Corp.................. 14,958       303,797
           Dime Community Bancorp, Inc......... 10,912       159,424
           Enstar Group, Inc. (a)..............  1,068        70,755
           F.N.B. Corp. (a).................... 18,785       326,108
           F.N.B. Corp. (Virginia) (a).........  2,623        80,447
           Farmers Capital Bank Corp. (a)......  2,164        66,521
           Fidelity Bankshares, Inc. (a).......  6,991       228,606
           Financial Institutions, Inc.........  3,294        64,628
           First Bancorp. (a)..................  4,498        90,680
           First Bancorp. (Puerto Rico)........ 21,228       263,439
           First Busey Corp. (a)...............  4,770        99,645
           First Charter Corp..................  9,752       230,732
           First Citizens BancShares, Inc......  1,983       345,875
           First Commonwealth Financial Corp... 24,741       319,901
           First Community Bancorp, Inc........  4,289       233,193
           First Community Bancshares, Inc. (a)  3,168        98,715
           First Defiance Financial Corp.......  2,429        65,802
           First Financial Bancorp (a)......... 11,494       201,375
           First Financial Bankshares, Inc. (a)  5,997       210,255
           First Financial Corp................  4,482       121,014
           First Financial Holdings, Inc.......  4,175       128,256
           First Indiana Corp. (a).............  4,689       161,208
           First Merchants Corp. (a)...........  7,299       189,774
           First Midwest Bancorp, Inc.......... 16,199       567,937
           First Niagara Financial Group, Inc.. 37,343       540,353
           First Oak Brook Bancshares, Inc.....  2,420        67,639
           First Place Financial Corp..........  5,245       126,142
           First Republic Bank.................  7,313       270,654
           First State Bancorp.................  4,936       118,415
           FirstFed Financial Corp. (a) (b)....  6,033       328,919
           Flagstar Bancorp, Inc. (a).......... 10,415       149,976

          SECURITY DESCRIPTION                   SHARES    VALUE*
          --------------------------------------------------------------

          COMMERCIAL BANKS--(CONTINUED)
          Flushing Financial Corp...............  8,744 $     136,144
          Franklin Bank Corp. (a) (b)...........  6,748       121,397
          Frontier Financial Corp. (a)..........  8,158       261,056
          Glacier Bancorp, Inc.................. 10,018       301,041
          Gold Banc Corp., Inc.................. 12,586       229,317
          Great Southern Bancorp, Inc. (a)......  3,002        82,885
          Greater Bay Bancorp................... 16,355       419,015
          Greene County Bancshares, Inc.........  2,273        62,189
          Hancock Holding Co. (a)...............  9,534       360,481
          Hanmi Financial Corp.................. 13,067       233,377
          Harbor Florida Bancshares, Inc. (a)...  6,820       252,681
          Harleysville National Corp............  9,341       178,413
          Heritage Commerce Corp................  4,076        87,634
          Horizon Financial Corp. (a)...........  3,556        77,663
          Hudson United Bancorp................. 15,841       660,253
          Iberiabank Corp.......................  2,998       152,928
          Independent Bank Corp.................  7,554       205,695
          Independent Bank Corp. (Massachusetts)  4,782       136,430
          Integra Bank Corp. (a)................  5,066       108,108
          Interchange Financial Services Corp...  7,059       121,768
          Investors Bancorp, Inc................ 17,402       191,944
          iPayment Holdings, Inc. (b)...........  4,207       174,675
          Irwin Financial Corp. (a).............  6,221       133,254
          ITLA Capital Corp.....................  1,943        94,916
          Kearny Financial Corp. (a)............  7,535        91,927
          Lakeland Bancorp, Inc. (a)............  7,976       117,247
          Lakeland Financial Corp...............  2,403        97,033
          Macatawa Bank Corp. (a)...............  3,359       122,200
          MAF Bancorp, Inc...................... 10,444       432,173
          Main Street Bank, Inc.................  5,902       160,711
          Mainsource Financial Group, Inc. (a)..  3,554        63,439
          MB Financial, Inc.....................  7,154       253,252
          MBT Financial Corp. (a)...............  5,287        85,649
          Mercantile Bankcorp...................  2,340        90,090
          Mid-State Bancshares (a)..............  8,118       217,156
          Midwest Banc Holdings, Inc. (a).......  6,195       137,839
          Nara Bancorp, Inc. (a)................  5,666       100,741
          National Penn Bancshares, Inc. (a).... 13,631       259,671
          NBC Capital Corp......................      1            24
          NBT Bancorp, Inc...................... 10,769       232,503
          Net.Bank, Inc. (a).................... 16,110       115,670
          NewAlliance Bancshares, Inc. (a)...... 36,873       536,133
          Northern Empire Bancshares (a)........  2,724        64,450
          Northwest Bancorp, Inc................  6,125       130,218
          Oceanfirst Financial Corp. (a)........  2,840        64,638
          Ocwen Financial Corp. (a)............. 13,008       113,170
          Old National Bancorp (a).............. 21,863       473,115
          Old Second Bancorp, Inc...............  4,900       149,793
          Omega Financial Corp. (a).............  3,762       104,847
          Oriental Financial Group, Inc. (a)....  6,400        79,104
          Pacific Capital Bancorp (a)........... 15,303       544,481
          Park National Corp. (a)...............  3,936       403,991
          Partners Trust Financial Group, Inc... 16,463       198,379
          Peapack Gladstone Financial Corp. (a).  2,996        83,588
          Peoples Bancorp, Inc..................  3,541       101,025
          PFF Bancorp, Inc......................  6,468       197,403
          Pinnacle Financial Partners, Inc. (a).  2,538        63,399

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                        SHARES    VALUE*
        ----------------------------------------------------------------

        COMMERCIAL BANKS--(CONTINUED)
        Placer Sierra Bancshares (a)...............  2,342 $      64,897
        Premierwest Bancorp (a)....................  4,567        63,938
        PrivateBancorp, Inc. (a)...................  6,351       225,905
        Prosperity Bancshares, Inc. (a)............  6,893       198,105
        Provident Bancorp, Inc. (a)................ 15,103       166,284
        Provident Bankshares Corp.................. 12,031       406,287
        Provident Financial Services, Inc. (a)..... 23,670       438,132
        R & G Financial Corp. (Class B)............  9,069       119,711
        Renasant Corp..............................  3,265       103,272
        Republic Bancorp, Inc. (a)................. 24,376       290,074
        S & T Bancorp, Inc. (a)....................  8,641       318,162
        S. Y. Bancorp, Inc. (a)....................  4,678       117,044
        Sandy Spring Bancorp, Inc..................  5,744       200,351
        SCBT Financial Corp........................  3,327       111,188
        Seacoast Banking Corp......................  4,108        94,279
        Security Bank Corp. (a)....................  5,076       118,220
        Signature Bank (a) (b).....................  3,972       111,494
        Simmons First National Corp. (a)...........  4,677       129,553
        Sound Federal Bancorp, Inc.................  3,887        74,242
        Southside Bancshares, Inc. (a).............  2,598        52,480
        Southwest Bancorp, Inc. (Oklahoma).........  3,848        76,960
        State Bancorp, Inc. (a)....................  2,743        45,918
        Sterling Bancorp...........................  8,328       164,311
        Sterling Bancshares, Inc................... 14,150       218,476
        Sterling Financial Corp. (Pennsylvania) (a)  7,630       151,074
        Sterling Financial Corp. (Washington)...... 11,455       286,146
        Suffolk Bancorp (a)........................  3,640       122,923
        Summit Bankshares, Inc.....................  3,583        64,422
        Sun Bancorp, Inc. (New Jersey).............  3,392        66,992
        Susquehanna Bancshares, Inc................ 17,213       407,604
        SVB Financial Group (a) (b)................ 11,847       554,913
        Texas Regional Bancshares, Inc. (a)........ 13,355       377,946
        The Bancorp, Inc. (a)......................  3,585        60,945
        TierOne Corp...............................  7,148       210,223
        Tompkins Trustco, Inc. (a).................  2,952       132,250
        TriCo Bancshares (a).......................  4,816       112,646
        TrustCo Bank Corp. (a)..................... 24,286       301,632
        Trustmark Corp............................. 15,840       435,125
        UCBH Holdings, Inc. (a).................... 29,560       528,533
        UMB Financial Corp. (a)....................  5,741       366,907
        Umpqua Holdings Corp....................... 14,146       403,585
        Union Bankshares Corp......................  3,102       133,696
        United Bankshares, Inc. (a)................ 13,511       476,128
        United Community Bank, Inc................. 11,809       314,828
        United Community Financial Corp............  9,993       118,017
        Univest Corp. (a)..........................  3,709        90,017
        Unizan Financial Corp. (a).................  7,422       197,128
        USB Holding, Inc. (a)......................  3,609        78,171
        Vineyard National Bancorp (a)..............  2,650        81,726
        Virginia Commerce Bancorp, Inc. (a)........  2,847        82,819
        Virginia Financial Group, Inc. (a).........  2,581        92,993
        W Holding Co., Inc. (a).................... 35,463       291,860
        Washington Trust Bancorp, Inc. (a).........  4,321       113,124
        Wesbanco, Inc..............................  7,824       237,928
        West Bancorp, Inc. (a).....................  5,573       104,215
        West Coast Bancorp.........................  5,829       154,177
        WestAmerica Bancorp........................ 11,650       618,265

      SECURITY DESCRIPTION                           SHARES    VALUE*
      -------------------------------------------------------------------

      COMMERCIAL BANKS--(CONTINUED)
      Western Sierra Bancorp (a)....................  1,846 $      67,176
      Wilshire Bancorp, Inc. (a)....................  4,762        81,859
      Wintrust Financial Corp.......................  7,610       417,789
      WSFS Financial Corp...........................  2,138       130,953
      Yardville National Bancorp....................  2,780        96,327
                                                            -------------
                                                               39,137,748
                                                            -------------

      COMMERCIAL SERVICES & SUPPLIES--4.3%
      ABM Industries, Inc........................... 13,807       269,927
      Administaff, Inc..............................  7,106       298,807
      Advance America Cash Advance Centers, Inc. (a) 22,152       274,685
      Aleris International, Inc..................... 10,034       323,496
      American Ecology Corp. (a)....................  4,069        58,716
      American Reprograhics Co......................  4,748       120,647
      Arbitron, Inc. (a)............................ 11,686       443,834
      Banta Corp....................................  8,393       417,971
      Bowne & Co., Inc. (a)......................... 13,220       196,185
      Casella Waste Systems, Inc....................  6,512        83,288
      CCC Information Services Group, Inc...........  4,462       116,994
      CDI Corp. (a).................................  4,048       110,915
      Central Parking Corp. (a).....................  6,047        82,965
      Cenveo, Inc................................... 16,192       213,087
      Clark, Inc. (a)...............................  5,201        68,913
      Clean Harbors, Inc. (a).......................  5,006       144,223
      Cogent, Inc. (a) (b)..........................  9,839       223,148
      Coinstar, Inc.................................  8,205       187,320
      Consolidated Graphics, Inc. (a)...............  3,708       175,537
      Convanta Holdings Corp........................ 34,170       514,600
      CoStar Group, Inc. (a)........................  5,286       228,197
      CRA International, Inc. (a) (b)...............  3,858       183,988
      CSG Systems International, Inc. (a) (b)....... 16,867       376,471
      Darling International, Inc. (a)............... 18,375        72,949
      DiamondCluster International, Inc.............  9,770        77,574
      Duratek, Inc. (a).............................  7,241       108,108
      Educate, Inc. (a).............................  5,507        64,983
      eFunds Corp................................... 15,597       365,594
      Electro Rent Corp. (a)........................  5,559        82,885
      Ennis Business Forms, Inc.....................  8,338       151,501
      FactSet Research Systems, Inc. (a)............ 11,121       457,740
      FTI Consulting, Inc. (a)...................... 14,750       404,740
      G&K Services, Inc. (a)........................  6,327       248,335
      Gevity HR, Inc................................  9,435       242,668
      Headwaters, Inc. (a) (b)...................... 13,338       472,699
      Healthcare Services Group, Inc................  9,604       198,899
      Heidrick & Struggles International, Inc. (b)..  7,652       245,247
      Hudson Highland Group, Inc. (a) (b)...........  8,850       153,636
      InfoUSA, Inc..................................  9,915       108,371
      Intermec, Inc................................. 16,327       551,853
      John H. Harland Co. (a).......................  9,491       356,862
      Kelly Services, Inc. (Class A) (a)............  6,631       173,865
      Kforce, Inc................................... 11,332       126,465
      Korn/Ferry International, Inc. (a) (b)........ 12,583       235,176
      Labor Ready, Inc. (a)......................... 19,496       405,907
      Landauer, Inc. (a)............................  3,870       178,368
      Layne Christensen Co. (a).....................  3,372        85,750
      LECG Corp. (b)................................  4,356        75,707
      McGrath Rentcorp (a)..........................  6,388       177,586

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
          Medis Technologies, Ltd. (a)..........   4,353 $      64,033
          Mine Safety Appliances Co. (a)........   9,301       336,789
          Mobile Mini, Inc. (a) (b).............   5,685       269,469
          MoneyGram International, Inc..........  30,170       786,834
          Navigant Consulting, Inc. (b).........  16,584       364,516
          NCO Group, Inc. (b)...................  10,496       177,592
          NDCHealth Corp. (a)...................  12,391       238,279
          PHH Corp. (a).........................  18,910       529,858
          PrePaid Legal Services, Inc. (a)......   3,127       119,483
          Providence Service Corp. (a)..........   3,195        91,984
          Rollins, Inc..........................  10,521       207,369
          Schawk, Inc. (a)......................   6,595       136,846
          Sotheby's Holdings, Inc. (Class A) (b)  15,295       280,816
          Sourcecorp, Inc.......................   5,056       121,243
          Spherion Corp.........................  23,740       237,637
          StarTek, Inc. (a).....................   3,490        62,820
          Strayer Education, Inc................   4,933       462,222
          Teletech Holdings, Inc. (a)...........  12,520       150,866
          Tetra Technologies, Inc...............  17,868       279,992
          The Geo Group, Inc....................   3,388        77,687
          The Standard Register Co..............   5,767        91,176
          United Stationers, Inc................  10,880       527,680
          Viad Corp.............................   7,266       213,112
          Waste Connections, Inc. (a) (b).......  16,002       551,429
          Waste Services, Inc. (a)..............  21,307        70,952
          Watson Wyatt & Co. Holdings (a) (b)...  14,195       396,040
          Wright Express Corp. (b)..............  13,508       297,176
                                                         -------------
                                                            18,081,282
                                                         -------------

          COMMUNICATIONS EQUIPMENT--2.6%
          3Com Corp. (a) (b).................... 123,943       446,195
          ADTRAN, Inc...........................  23,237       691,068
          Airspan Networks, Inc. (a)............  13,661        77,731
          Anaren, Inc. (b)......................   8,998       140,639
          Arris Group, Inc. (a) (b).............  32,983       312,349
          Atheros Communications (a)............  11,480       149,240
          Audiovox Corp.........................   5,944        82,384
          Avocent Corp. (b).....................  17,916       487,136
          Bel Fuse, Inc. (Class B) (a)..........   3,876       123,257
          Black Box Corp........................   5,584       264,570
          Brocade Communications Systems, Inc...  87,009       354,127
          C-COR.net Corp. (a)...................  13,999        68,035
          CIENA Corp. (b)....................... 184,994       549,432
          CommScope, Inc. (b)...................  18,589       374,196
          Comtech Telecommunications Corp. (a)..   7,443       227,309
          Cybergaurd Corp.......................   7,568        66,825
          Digi International, Inc...............   7,205        75,580
          Ditech Communications Corp............   9,747        81,387
          DSP Group, Inc. (a) (b)...............   9,744       244,185
          Echelon Corp. (a).....................   9,320        72,976
          Emulex Corp. (b)......................  27,562       545,452
          Extreme Networks, Inc.................  41,400       196,650
          Finisar Corp. (a).....................  56,999       118,558
          Foundry Networks, Inc. (a) (b)........  39,638       547,401
          Glenayre Technologies, Inc. (a).......  22,635        73,564
          Harmonic, Inc. (a)....................  24,790       120,231
          Inter-Tel, Inc........................   7,313       143,115
          InterDigital Communications Corp......  17,752       325,217

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         COMMUNICATIONS EQUIPMENT--(CONTINUED)
         Ixia (a) (b)............................  9,728 $     143,780
         Kanbay International, Inc. (b)..........  8,120       129,027
         McDATA Corp. (Class A) (a) (b).......... 49,252       187,158
         MRV Communications, Inc. (a)............ 37,106        76,067
         Oplink Communications, Inc..............  5,294        76,763
         Plantronics, Inc. (a)................... 15,777       446,489
         Polycom, Inc. (b)....................... 31,542       482,593
         Powerwave Technologies, Inc. (a) (b).... 36,417       457,762
         Redback Networks, Inc................... 14,460       203,308
         SafeNet, Inc. (b).......................  8,748       281,861
         Sonus Networks, Inc. (a)................ 80,309       298,749
         Spectralink Corp........................  5,708        67,754
         Sycamore Networks, Inc.................. 56,314       243,276
         Symmetricom, Inc. (a)................... 18,002       152,477
         Tekelec, Inc. (a)....................... 18,063       251,076
         Terayon Communication Systems, Inc. (a). 23,226        53,652
         UTStarcom, Inc. (a) (b)................. 32,640       263,078
         ViaSat, Inc. (a) (b)....................  8,138       217,529
         Westell Technologies, Inc. (a).......... 19,082        85,869
         Zhone Technologies, Inc. (a)............ 34,882        73,950
                                                         -------------
                                                            11,151,027
                                                         -------------

         COMPUTERS & PERIPHERALS--1.1%
         Advanced Digital Information Corp. (a).. 21,975       215,135
         Applied Films Corp......................  5,226       108,544
         Concurrent Computer Corp................      1             2
         Dot Hill Systems Corp. (a).............. 13,944        96,632
         Electronics for Imaging, Inc............ 18,094       481,481
         Gateway, Inc. (a) (b)................... 82,964       208,240
         Hutchinson Technology, Inc. (a).........  7,984       227,145
         Hypercom Corp........................... 16,588       105,997
         Imation Corp............................ 10,879       501,196
         Intergraph Corp. (a)....................  9,160       456,260
         Komag, Inc..............................  9,542       330,726
         Maxtor Corp. (a) (b).................... 81,793       567,643
         Mobility Electronics, Inc. (a)..........  8,312        80,294
         Palm, Inc. (a).......................... 15,153       481,865
         Presstek, Inc. (a)......................  8,252        74,598
         Quantum Corp. (a)....................... 58,375       178,044
         Rimage Corp.............................  3,268        94,707
         Stratasys, Inc. (a).....................  3,679        92,012
         Synaptics, Inc..........................  9,134       225,792
                                                         -------------
                                                             4,526,313
                                                         -------------

         CONSTRUCTION & ENGINEERING--0.9%
         Comfort Systems USA, Inc................ 12,729       117,107
         Dycom Industries, Inc. (a) (b).......... 17,175       377,850
         EMCOR Group, Inc........................  4,831       326,237
         Granite Construction, Inc. (a).......... 11,649       418,315
         Insituform Technologies, Inc. (b).......  8,726       169,023
         MasTec, Inc. (a) (b)....................  8,025        84,022
         Perini Corp. (a)........................  6,452       155,816
         Quanta Services, Inc. (a) (b)........... 37,800       497,826
         Shaw Group, Inc......................... 25,599       744,675
         URS Corp................................ 13,174       495,474
         Washington Group International, Inc. (b)  9,366       496,117
                                                         -------------
                                                             3,882,462
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

      SECURITY DESCRIPTION                           SHARES    VALUE*
      -------------------------------------------------------------------

      CONSTRUCTION MATERIALS--0.3%
      Ameron International Corp.....................  3,679 $     167,689
      Eagle Materials, Inc. (a).....................  6,245       764,138
      Texas Industries, Inc.........................  7,332       365,427
                                                            -------------
                                                                1,297,254
                                                            -------------

      CONTAINERS & PACKAGING--0.5%
      Caraustar Industries, Inc. (a)................ 11,215        97,458
      Greif Brothers Corp. (a)......................  5,003       331,599
      Jarden Corp. (a).............................. 22,332       673,310
      Longview Fibre Co. (a)........................ 18,248       379,741
      Myers Industries, Inc. (a)....................  8,698       126,817
      Rock Tennessee Co. (a)........................ 11,409       155,733
      Silgan Holdings, Inc. (a).....................  7,176       259,197
                                                            -------------
                                                                2,023,855
                                                            -------------

      DISTRIBUTORS--0.3%
      Beacon Roofing Supply, Inc. (a)...............  5,443       156,377
      Brightpoint, Inc..............................  9,664       267,983
      Handleman Co. (a).............................  7,777        96,590
      The Andersons, Inc............................  2,322       100,032
      WESCO International, Inc...................... 11,763       502,633
                                                            -------------
                                                                1,123,615
                                                            -------------

      DIVERSIFIED CONSUMER SERVICES--0.5%
      Bright Horizons Family Solutions, Inc. (a) (b)  9,300       344,565
      Corinthian Colleges, Inc. (a) (b)............. 29,341       345,637
      DeVry, Inc. (b)............................... 18,827       376,540
      Regis Corp.................................... 15,984       616,503
      Universal Technical Institute, Inc. (a) (b)...  6,976       215,837
      Vertrue, Inc. (a) (b).........................  2,518        88,961
                                                            -------------
                                                                1,988,043
                                                            -------------

      DIVERSIFIED FINANCIAL SERVICES--2.4%
      Ace Cash Express, Inc. (a)....................  5,698       133,048
      Advanta Corp. (Class B).......................  7,251       235,222
      Apollo Investment Corp........................ 19,866       356,197
      Ares Capital Corp............................. 12,924       207,689
      ASTA Funding, Inc. (a)........................  3,146        86,012
      Bankrate, Inc. (a)............................  3,010        88,855
      Calamos Asset Management, Inc.................  7,563       237,856
      Capital Southwest Corp. (a)...................    913        82,627
      Cash America International, Inc. (a)..........  9,980       231,436
      CBIZ, Inc..................................... 20,992       126,372
      Charter Municipal Mortgage Acceptance Co. (a). 13,876       293,894
      Collegiate Funding Services, Inc..............  5,074       100,212
      Commercial Capital Bancorp, Inc. (a).......... 14,476       247,829
      CompuCredit Corp..............................  7,564       291,063
      Doral Financial Corp. (a)..................... 27,884       295,570
      Encore Capital Group, Inc. (a)................  4,106        71,239
      Euronet Worldwide, Inc. (a)................... 10,129       281,586
      Federal Agricultural Mortgage Corp. (a).......  4,977       148,962
      Financial Federal Corp. (a)...................  6,485       288,258
      First Cash Financial Services.................  3,911       114,045
      Gamco Investors, Inc. (a).....................  2,161        94,068
      GB&T Bancshares, Inc. (a).....................  3,432        73,479

      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
      GFI Group, Inc. (a) (b).......................   2,077 $      98,512
      Gladstone Capital Corp. (a)...................   3,939        84,216
      Gladstone Capital Corp........................   5,257        71,443
      Harris & Harris Group, Inc. (a)...............   5,241        72,850
      Heartland Financial USA, Inc. (a).............   3,117        67,639
      International Securities Exchange, Inc. (a)...   3,815       104,989
      Investment Technology Group, Inc..............  14,322       507,572
      Jackson Hewitt Tax Service, Inc. (a)..........  12,008       332,742
      KNBT Bancorp..................................   9,880       160,945
      Knight Capital Group, Inc. (a)................  37,025       366,177
      LaBranche & Co., Inc. (a) (b).................  17,128       173,164
      MCG Capital Corp. (a).........................  15,455       225,488
      Morningstar, Inc. (a).........................   2,918       101,080
      MortgageIT Holdings, Inc......................   7,540       102,996
      National Financial Partners Corp. (a).........  12,627       663,549
      OptionsXpress Holdings, Inc. (a)..............   7,020       172,341
      Piper Jaffray Co. (a).........................   7,865       317,746
      Portfolio Recovery Associates, Inc. (a).......   5,116       237,587
      Sanders Morris Haris Group, Inc. (a)..........   4,080        66,871
      Stifel Financial Corp. (a)....................   2,560        96,230
      SWS Group, Inc................................   4,630        96,952
      Technology Investment Capital Corp............   4,616        69,702
      Texas Capital Bancshares, Inc. (a)............   6,970       156,198
      The Nasdaq Stock Market, Inc..................  14,557       512,115
      Tri-Valley Corp. (a)..........................   7,275        56,600
      Waddell & Reed Financial, Inc. (Class A) (a)..  24,623       516,344
      Walter Industries, Inc. (a)...................  11,658       579,636
      World Acceptance Corp.........................   6,270       178,695
                                                             -------------
                                                                10,275,898
                                                             -------------

      DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
      Broadwing Corp. (a)...........................  27,848       168,480
      Cincinnati Bell, Inc. (a) (b).................  77,730       272,832
      Commonwealth Telephone Enterprises, Inc. (b)..   7,216       243,684
      Consolidated Communications Holdings, Inc. (a)   4,976        64,638
      CT Communications, Inc........................   5,790        70,291
      Fairpoint Communications, Inc. (a)............   8,550        88,578
      General Communication, Inc....................  17,909       185,000
      Golden Telecom, Inc. (a)......................   6,960       180,682
      IDT Corp. (Class B) (a).......................  18,747       219,340
      Intrado, Inc. (a).............................   5,162       118,829
      Iowa Telecommunications Services, Inc. (a)....   9,545       147,852
      Level 3 Communications, Inc. (a).............. 222,809       639,462
      NeuStar, Inc. (Class A) (b)...................   7,664       233,675
      North Pittsburgh Systems, Inc. (a)............   5,925       111,805
      Premiere Global Services, Inc. (a)............  23,180       188,453
      RCN Corp. (a).................................   7,383       173,131
      Shenandoah Telecommunications Co..............   3,196       127,329
      SureWest Communications (a)...................   6,370       167,977
      TALK America Holdings, Inc. (a)...............   9,103        78,559
      Time Warner Telecom, Inc. (a).................  16,230       159,866
      Valor Communications Group, Inc...............  10,013       114,148
                                                             -------------
                                                                 3,754,611
                                                             -------------

      ELECTRIC UTILITIES--1.2%
      ALLETE, Inc...................................   8,140       358,160
      Black Hills Corp. (a).........................  11,578       400,715

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

            SECURITY DESCRIPTION                SHARES    VALUE*
            --------------------------------------------------------

            ELECTRIC UTILITIES--(CONTINUED)
            Central Vermont Public Service.....  3,898 $      70,203
            CH Energy Group, Inc. (a)..........  5,113       234,687
            Cleco Corp......................... 18,372       383,056
            Duquesne Light Holdings, Inc. (a).. 25,718       419,718
            El Paso Electric Co................ 15,956       335,714
            Empire District Electric Co........  9,579       194,741
            IDACORP, Inc. (a).................. 13,538       396,663
            ITC Holdings Corp. (a).............  4,070       114,326
            MGE Energy, Inc....................  7,993       271,043
            NGP Capital Resources Co. (a)......  4,928        64,705
            NorthWestern Energy Corp. (b)...... 11,448       355,689
            Otter Tail Corp....................  9,134       264,703
            Pike Electric Corp. (a)............  4,285        69,503
            Sierra Pacific Resources (a) (b)... 60,285       786,116
            UIL Holdings Corp..................  4,716       216,889
            Unisource Energy Corp.............. 11,123       347,038
                                                       -------------
                                                           5,283,669
                                                       -------------

            ELECTRICAL EQUIPMENT--1.3%
            A.O. Smith Corp....................  5,573       195,612
            Acuity Brands, Inc. (a)............ 15,774       501,613
            American Superconductor Corp. (a).. 12,644        99,508
            Baldor Electric Co. (a)............ 10,395       266,632
            Belden CDT, Inc. (a)............... 15,657       382,500
            Brady Corp......................... 13,327       482,171
            C&D Technologies, Inc. (a)......... 10,301        78,494
            Encore Wire Corp...................  5,501       125,203
            Energy Conversion Devices, Inc. (a)  7,842       319,561
            EnerSys (a)........................ 15,059       196,369
            Evergreen Solar, Inc. (a).......... 13,338       142,050
            Franklin Electric, Inc.............  7,196       284,530
            FuelCell Energy, Inc. (a).......... 14,608       123,730
            General Cable Corp. (a) (b)........ 13,691       269,713
            Genlyte Group, Inc. (a)............  8,552       458,131
            II-VI, Inc. (a) (b)................  7,274       129,986
            Metrologic Instruments, Inc........  3,747        72,167
            Paxar Corp......................... 10,962       215,184
            Plug Power, Inc. (a)............... 15,604        80,049
            Power-One, Inc. (a)................ 21,131       127,209
            Regal Beloit Corp. (a).............  8,951       316,865
            Superior Essex, Inc................  5,734       115,597
            Tecumseh Products Co. (Class A) (a)  5,738       131,458
            Ultralife Batteries, Inc. (a)......  4,674        56,088
            Vicor Corp.........................  6,862       108,488
            Woodward Governor Co...............  3,482       299,487
                                                       -------------
                                                           5,578,395
                                                       -------------

            ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
            Analogic Corp. (a).................  4,515       216,043
            Anixter International, Inc. (b).... 11,633       455,083
            Artesyn Technologies, Inc. (a) (b). 11,132       114,660
            Benchmark Electronics, Inc......... 15,438       519,180
            Checkpoint Systems, Inc. (a)....... 13,610       335,486
            Coherent, Inc. (b)................. 10,406       308,850
            CTS Corp. (a)...................... 11,406       126,150
            Daktronics, Inc. (a)...............  4,716       139,452

          SECURITY DESCRIPTION                    SHARES    VALUE*
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
          Electro Scientific Industries, Inc. (b) 10,869 $     262,486
          Excel Technology, Inc. (b).............  3,926        93,360
          Fargo Electronics, Inc.................  4,293        82,640
          Global Imaging Systems, Inc............  7,763       268,833
          Greatbatch, Inc. (a) (b)...............  7,075       184,021
          Identix, Inc. (a)...................... 28,078       140,671
          Intermagnetics General Corp. (b).......  9,322       297,372
          Intevac, Inc...........................  5,969        78,791
          Itron, Inc.............................  7,780       311,511
          Keithley Instruments, Inc..............  3,823        53,446
          Kemet Corp. (a) (b).................... 30,579       216,193
          Kopin Corp............................. 22,880       122,408
          Lecroy Corp............................  6,638       101,495
          Lexar Media, Inc. (a).................. 28,777       236,259
          Littelfuse, Inc........................  7,349       200,260
          LoJack Corp. (a).......................  5,656       136,479
          LSI Industries, Inc. (a)...............  6,410       100,381
          Measurement Specialties, Inc. (a)......  3,555        86,564
          Methode Electronics, Inc. (a).......... 14,807       147,626
          MTS Systems Corp.......................  7,526       260,701
          Multi Fineline Electronix, Inc. (a)....  2,550       122,833
          Newport Corp. (a) (b).................. 13,731       185,918
          OSI Systems, Inc. (a)..................  6,662       122,514
          Park Electrochemical Corp. (a).........  8,044       208,983
          Photon Dynamics, Inc. (a)..............  6,134       112,129
          Plexus Corp. (b)....................... 14,166       322,135
          Rofin-Sinar Technologies, Inc. (a) (b).  5,108       222,045
          Rogers Corp. (a).......................  5,669       222,111
          ScanSource, Inc. (a) (b)...............  4,045       221,181
          Taser International, Inc. (a).......... 19,871       138,700
          Technitrol, Inc........................ 14,270       244,017
          Teledyne Technologies, Inc............. 11,430       332,613
          ThermoGenesis Corp. (a)................ 15,030        72,595
          TTM Technologies, Inc. (a) (b)......... 13,244       124,494
          Universal Display Corp. (a)............  8,227        86,466
          Veeco Instruments, Inc. (a)............  8,538       147,963
          X-Rite, Inc. (a).......................  6,734        67,340
                                                         -------------
                                                             8,550,438
                                                         -------------

          ENERGY EQUIPMENT & SERVICES--2.3%
          Atwood Oceanics, Inc. (a) (b)..........  4,416       344,580
          Cal Dive International, Inc. (a) (b)... 25,354       909,955
          CARBO Ceramics, Inc. (a)...............  6,497       367,210
          Dril-Quip, Inc. (a)....................  2,249       106,153
          Global Industries, Inc. (a) (b)........ 26,672       302,727
          Grey Wolf, Inc. (a) (b)................ 59,731       461,721
          Gulf Islands Fabrication, Inc. (a).....  3,421        83,164
          Gulfmark Offshore, Inc. (a)............  6,358       188,324
          Hanover Compressor Co. (a) (b)......... 28,614       403,744
          Hercules Offshore, Inc. (b)............  3,011        85,542
          Hornbeck Offshore Services, Inc........  6,254       204,506
          Hydril (a) (b).........................  6,109       382,423
          Input/Output, Inc. (a)................. 20,259       142,421
          Lone Star Technologies, Inc. (b)....... 10,665       550,954
          Lufkin Industries, Inc.................  5,378       268,201
          Maverick Tube Corp. (a)................ 14,050       560,033

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES    VALUE*
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES--(CONTINUED)
       Newpark Resources, Inc. (a)................. 32,711 $     249,585
       NS Group, Inc...............................  7,243       302,830
       Oceaneering International, Inc. (a).........  8,585       427,361
       Offshore Logistics, Inc.....................  7,556       220,635
       Oil States International, Inc. (a) (b)...... 13,088       414,628
       Parker Drilling Co. (a)..................... 31,977       346,311
       RPC, Inc....................................  7,209       189,885
       Seacor Smit, Inc. (a) (b)...................  6,596       449,188
       Superior Energy Services, Inc. (b).......... 24,950       525,197
       Tetra Technologies, Inc. (a)................ 11,697       356,992
       Universal Compression Holdings, Inc. (a) (b)  6,796       279,452
       Veritas DGC, Inc. (a)....................... 12,528       444,619
       W-H Energy Services, Inc....................  9,021       298,415
                                                           -------------
                                                               9,866,756
                                                           -------------

       FOOD & STAPLES RETAILING--0.9%
       Casey's General Stores, Inc................. 18,712       464,058
       Central European Distribution Corp. (a).....  4,487       180,108
       Flowers Foods, Inc.......................... 16,602       457,551
       Great Atlantic & Pacific Tea Co., Inc. (a)..  6,118       194,430
       Ingles Markets, Inc.........................  4,330        67,764
       Longs Drug Stores Corp...................... 10,271       373,762
       Nash Finch Co. (a)..........................  3,943       100,468
       Pantry, Inc.................................  5,540       260,325
       Pathmark Stores, Inc........................ 15,898       158,821
       Performance Food Group Co. (a) (b).......... 12,351       350,398
       Provide Commerce............................  3,127       103,535
       Ruddick Corp................................ 11,747       249,976
       Smart & Final, Inc. (b).....................  5,192        66,873
       Spartan Stores, Inc.........................  7,601        79,202
       Terra Industries, Inc. (a).................. 30,353       169,977
       United Natural Foods, Inc. (a) (b).......... 14,937       394,337
       Weis Markets, Inc. (a)......................  4,891       210,509
       Wild Oats Markets, Inc. (a)................. 10,328       124,762
                                                           -------------
                                                               4,006,856
                                                           -------------

       FOOD PRODUCTS--0.9%
       Central Garden & Pet Co. (b)................  7,608       349,511
       Chiquita Brands International, Inc.......... 13,367       267,474
       Corn Products International, Inc............ 26,668       637,098
       Delta & Pine Land Co........................ 13,252       304,929
       Gold Kist, Inc.............................. 16,661       249,082
       Hain Celestial Group, Inc. (b)..............  9,007       190,588
       J & J Snack Foods Corp......................  2,151       127,791
       Lance, Inc. (a)............................. 10,266       191,256
       Ralcorp Holdings, Inc. (b)..................  9,719       387,885
       Reddy Ice Holdings, Inc.....................  3,235        70,555
       Sanderson Farms, Inc. (a)...................  6,025       183,943
       Seabord Corp. (a)...........................    140       211,540
       Sensient Technologies Corp. (a)............. 15,249       272,957
       Tejon Ranch Co. (a).........................  2,812       112,255
       Tootsie Roll Industries, Inc................  8,417       243,504
       USANA Health Sciences, Inc. (a).............  3,582       137,406
                                                           -------------
                                                               3,937,774
                                                           -------------

      SECURITY DESCRIPTION                            SHARES    VALUE*
      --------------------------------------------------------------------

      GAS UTILITIES--0.8%
      Cascade Natural Gas Corp. (a)..................  4,390 $      85,649
      Energysouth, Inc...............................  2,311        61,888
      Laclede Group, Inc.............................  7,405       216,300
      New Jersey Resources Corp. (a).................  9,103       381,325
      Nicor, Inc. (a)................................ 14,678       576,992
      Northwest Natural Gas Co. (a)..................  9,122       311,790
      Peoples Energy Corp. (a)....................... 12,510       438,726
      Petrohawk Energy Corp. (a)..................... 17,225       227,714
      South Jersey Industries, Inc...................  9,712       283,008
      Southwest Gas Corp. (a)........................ 12,477       329,393
      WGL Holdings, Inc. (a)......................... 16,218       487,513
                                                             -------------
                                                                 3,400,298
                                                             -------------

      HEALTH CARE EQUIPMENT & SUPPLIES--3.5%
      Abaxis, Inc. (a)...............................  6,884       113,448
      Align Technology, Inc. (a)..................... 20,358       131,716
      American Medical Systems Holdings, Inc. (a) (b) 22,387       399,160
      Animas Corp....................................  4,243       102,468
      Arrow International, Inc. (a)..................  7,257       210,380
      ArthroCare Corp. (a) (b).......................  7,932       334,254
      Aspect Medical Systems, Inc. (b)...............  5,497       188,822
      Bio-Rad Laboratories, Inc. (a).................  6,561       429,352
      Biosite Diagnostics, Inc. (a)..................  5,516       310,496
      Caliper Life Sciences, Inc..................... 11,063        65,050
      Candela Corp...................................  9,102       131,433
      CNS, Inc.......................................  4,796       105,080
      Computer Programs & Systems, Inc. (a)..........  2,512       104,072
      Conmed Corp.................................... 10,292       243,509
      Conor Medsystems, Inc. (a).....................  3,130        60,566
      Cyberonics, Inc. (a)...........................  6,939       224,130
      Datascope Corp.................................  3,752       124,004
      Diagnostic Products Corp. (a)..................  7,738       375,680
      DJ Orthopedics, Inc............................  7,169       197,721
      Encore Medical Corp. (a)....................... 18,840        93,258
      Foxhollow Technologies, Inc. (a) (b)...........  4,597       136,945
      Haemonetics Corp...............................  8,418       411,303
      HealthTronics, Inc. (a) (b).................... 11,300        86,445
      Hologic, Inc. (a) (b).......................... 14,646       555,376
      I Flow Corp. (a)...............................  6,138        89,738
      ICU Medical, Inc. (b)..........................  4,620       181,150
      Illumina, Inc. (a)............................. 12,356       174,220
      Immucor, Inc. (b).............................. 15,128       353,390
      Integra LifeSciences Holdings (a) (b)..........  7,005       248,397
      IntraLase Corp. (a)............................  4,478        79,843
      Intuitive Surgical, Inc. (a) (b)............... 11,551     1,354,586
      Invacare Corp. (a).............................  9,889       311,405
      Inverness Medical Innovations, Inc. (a)........  6,977       165,425
      Iris International, Inc........................  5,607       122,569
      Kensey Nash Corp. (a)..........................  3,315        73,029
      Kyphon, Inc. (b)...............................  9,521       388,742
      Laserscope (a).................................  8,601       193,178
      LCA-Vision, Inc. (a)...........................  6,630       314,991
      Mentor Corp. (a)............................... 10,450       481,536
      Meridian Bioscience, Inc.......................  5,847       117,759
      Merit Medical Systems, Inc. (a) (b)............ 11,890       144,345
      Molecular Devices Corp. (a) (b)................  5,790       167,505

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                       SHARES    VALUE*
        ---------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
        Neurometrix, Inc..........................  2,119 $      57,806
        NuVasive, Inc. (a) (b)....................  5,260        95,206
        Palomar Medical Technologies, Inc. (a) (b)  5,660       198,326
        Polymedica Corp. (a)......................  9,490       317,630
        Somanetics Corp. (a)......................  3,514       112,448
        Sonosite, Inc. (a)........................  6,353       222,419
        STERIS Corp............................... 23,487       587,645
        SurModics, Inc. (a).......................  6,054       223,937
        Sybron Dental Specialties, Inc. (b)....... 13,032       518,804
        Thoratec Corp. (b)........................ 16,368       338,654
        TriPath Imaging, Inc. (a)................. 13,168        79,535
        Varian, Inc. (b).......................... 10,830       430,926
        Ventana Medical Systems, Inc. (a)......... 10,493       444,379
        Viasys Healthcare, Inc. (a)............... 10,621       272,960
        Vital Signs, Inc..........................  2,652       113,559
        West Pharmaceutical Services, Inc......... 11,942       298,908
        Wright Medical Group, Inc. (a) (b)........ 11,673       238,129
        Zoll Medical Corp.........................  2,810        70,784
                                                          -------------
                                                             14,718,531
                                                          -------------

        HEALTH CARE PROVIDERS & SERVICES--2.7%
        Alderwoods Group, Inc..................... 13,386       212,436
        Allied Healthcare International, Inc...... 10,589        65,016
        Amedisys, Inc. (a) (b)....................  5,310       224,294
        America Service Group, Inc. (a)...........  3,592        56,969
        American Dental Partners, Inc. (a)........  4,183        75,629
        American Healthways, Inc. (a)............. 12,125       548,656
        American Retirement Corp. (a).............  9,302       233,759
        Amicas, Inc. (a).......................... 15,807        78,403
        AMN Healthcare Services, Inc. (a).........  4,274        84,540
        AmSurg Corp. (a) (b)......................  9,913       226,611
        Apria Healthcare Group, Inc. (a) (b)...... 16,827       405,699
        Beverly Enterprises, Inc. (a)............. 36,299       423,609
        BIO-Reference Laboratories, Inc...........  3,793        71,346
        BioScrip, Inc. (a)........................ 12,834        96,768
        Cantel Medical Corp.......................  3,995        71,670
        Centene Corp. (a) (b)..................... 13,574       356,860
        Chemed Corp...............................  8,490       421,783
        Cross Country Healthcare, Inc............. 11,102       197,394
        eResearch Technology, Inc. (a)............ 16,605       250,735
        First Horizon Pharmaceutical (a)..........  8,584       148,074
        Genesis HealthCare Corp. (a)..............  6,463       236,029
        Gentiva Health Services, Inc. (b).........  8,301       122,357
        Hooper Holmes, Inc. (a)................... 18,694        47,670
        Horizon Health Corp. (a) (b)..............  3,631        82,170
        Kindred Healthcare, Inc. (a) (b)..........  8,968       231,016
        Lifeline Systems, Inc. (b)................  4,276       156,331
        Magellan Health Services, Inc. (a)........ 10,470       329,281
        Matria Healthcare, Inc. (a) (b)...........  7,881       305,468
        MAXIMUS, Inc..............................  7,015       257,380
        Molina Healthcare, Inc. (b)...............  3,413        90,922
        National Healthcare Corp..................  2,378        88,890
        Odyssey Healthcare, Inc. (a).............. 11,365       211,844
        Option Care, Inc. (a).....................  9,739       130,113
        Owens & Minor, Inc........................ 12,980       357,339
        Parexel International Corp. (a) (b).......  8,457       171,339
        Pediatrix Medical Group, Inc..............  7,657       678,180

   SECURITY DESCRIPTION                                 SHARES    VALUE*
   -------------------------------------------------------------------------

   HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
   Per-Se Technologies, Inc. (a).......................  9,446 $     220,659
   PSS World Medical, Inc. (a)......................... 23,469       348,280
   Psychiatric Solutions, Inc. (a) (b).................  9,077       533,183
   Radiation Therapy Services, Inc. (b)................  3,764       132,907
   RehabCare Group, Inc. (b)...........................  5,686       114,857
   Res-Care, Inc.......................................  5,924       102,900
   Stewart Enterprises, Inc............................ 34,589       187,126
   Sunrise Assisted Living, Inc. (a)................... 11,994       404,318
   Symbion, Inc. (a) (b)...............................  5,800       133,400
   The Advisory Board Co. (b)..........................  6,513       310,475
   U.S. Physical Therapy, Inc..........................  4,137        76,410
   United Surgical Partners International, Inc. (a) (b) 14,278       459,038
   Ventiv Health, Inc. (b).............................  8,766       207,053
   Vital Images, Inc. (b)..............................  4,292       112,236
   Wellcare Group, Inc. (a)............................  6,127       250,288
                                                               -------------
                                                                  11,339,710
                                                               -------------

   HOTELS, RESTAURANTS & LEISURE--2.5%
   AFC Enterprises, Inc................................  6,656       100,639
   Alliance Gaming Corp. (a) (b)....................... 17,576       228,840
   Ambassadors Group, Inc..............................  5,486       125,575
   Ameristar Casinos, Inc..............................  8,422       191,179
   Aztar Corp. (a)..................................... 12,995       394,918
   BJ's Restaurants, Inc. (a) (b)......................  5,028       114,940
   Bob Evans Farms, Inc................................ 12,675       292,285
   Buffalo Wild Wings, Inc. (a)........................  1,974        65,557
   California Pizza Kitchen, Inc.......................  7,481       239,168
   CEC Entertainment, Inc. (a) (b)..................... 12,863       437,856
   Churchill Downs, Inc................................  2,600        95,498
   CKE Restaurants, Inc. (a)........................... 19,123       258,352
   Dave & Buster's, Inc. (a)...........................  4,117        72,500
   Denny's Corp. (a)................................... 29,921       120,582
   Dominos Pizza, Inc. (a)............................. 10,349       250,446
   Gaylord Entertainment Co. (a) (b)................... 14,338       624,993
   Great Wolf Resorts, Inc. (a) (b)....................  7,057        72,758
   IHOP Corp. (a)......................................  7,076       331,935
   Isle of Capri Casinos, Inc. (a).....................  5,448       132,713
   Jack in the Box, Inc. (a)........................... 12,159       424,714
   Krispy Kreme Doughnuts, Inc. (a) (b)................ 17,552       100,748
   Landry's Restaurants, Inc. (a)......................  5,380       143,700
   Life Time Fitness, Inc..............................  7,612       289,941
   Lodgian, Inc........................................  8,228        88,286
   Lone Star Steakhouse & Saloon, Inc..................  7,698       182,751
   Luby's, Inc.........................................  7,616       101,293
   Magna Entertainment Corp. (a)....................... 12,790        91,321
   Marcus Corp.........................................  6,399       150,376
   Mikohn Gaming Corp. (a).............................  7,654        75,545
   Monarch Casino & Resort, Inc........................  3,152        71,235
   Multimedia Games, Inc. (a)..........................  7,090        65,582
   O'Charleys, Inc.....................................  6,600       102,366
   P.F. Chang's China Bistro, Inc. (a) (b).............  8,813       437,389
   Papa John's International, Inc. (a).................  4,354       258,236
   Pinnacle Entertainment, Inc. (a) (b)................ 13,153       325,011
   Rare Hospitality International, Inc. (b)............ 11,393       346,233
   Red Robin Gourmet Burgers, Inc. (a) (b).............  4,601       234,467
   Ruby Tuesday, Inc. (a).............................. 23,355       604,661

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                      SHARES    VALUE*
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
         Ruth's Chris Steak House, Inc............  4,126 $      74,681
         Ryan's Restaurant Group, Inc............. 14,640       176,558
         Shuffle Master, Inc. (a) (b)............. 13,355       335,745
         Six Flags, Inc. (a)...................... 36,424       280,829
         Speedway Motorsports, Inc. (a)...........  5,630       195,192
         Sunterra Corp. (a) (b)...................  6,229        88,576
         Texas Roadhouse, Inc. (a)................ 13,712       213,222
         The Steak N Shake Co. (b)................  8,968       152,008
         Triarc Cos., Inc. (a).................... 15,033       223,240
         Vail Resorts, Inc. (a)...................  9,979       329,606
         WMS Industries, Inc. (a) (b).............  6,932       173,924
                                                          -------------
                                                             10,488,170
                                                          -------------

         HOUSEHOLD DURABLES--1.3%
         Bassett Furniture Industries, Inc........  3,669        67,877
         Blyth, Inc. (a)..........................  8,456       177,153
         Champion Enterprises, Inc. (a)........... 25,302       344,613
         CSS Industries, Inc......................  2,329        71,570
         Digital Theater Systems, Inc. (a) (b)....  5,471        80,971
         Ethan Allen Interiors, Inc. (a).......... 11,770       429,958
         Fleetwood Enterprises, Inc. (a).......... 18,814       232,353
         Furniture Brands International, Inc. (a). 16,624       371,214
         Interface, Inc. (a)...................... 15,557       127,879
         Kimball International, Inc. (Class B) (a)  7,262        77,195
         La-Z-Boy, Inc. (a)....................... 16,845       228,418
         Lancaster Colony Corp. (a)...............  8,557       317,037
         M/I Schottenstein Homes, Inc. (a)........  4,052       164,592
         Mathews International Corp............... 11,672       424,978
         Maytag Corp.............................. 25,737       484,370
         National Presto Industries, Inc. (a).....  1,747        77,480
         Skyline Corp. (a)........................  2,168        78,915
         Stanley Furniture, Inc...................  5,050       117,059
         Technical Olympic USA, Inc. (a)..........  5,446       114,856
         The Topps Co., Inc. (a)..................  9,888        73,468
         The Yankee Candle Co., Inc. (a).......... 15,360       393,216
         Tupperware Corp.......................... 18,401       412,182
         Universal Electronics, Inc...............  3,770        64,957
         WCI Communities, Inc. (b)................ 13,224       355,064
         William Lyon Homes, Inc. (a).............    762        76,886
                                                          -------------
                                                              5,364,261
                                                          -------------

         HOUSEHOLD PRODUCTS--0.1%
         Prestige Brands Holdings, Inc. (a).......  9,847       123,087
         WD-40 Co.................................  6,572       172,581
                                                          -------------
                                                                295,668
                                                          -------------

         INDUSTRIAL CONGLOMERATES--0.1%
         Pioneer Companies, Inc. (a)..............  4,217       126,383
         Raven Industries, Inc. (a)...............  4,516       130,287
         Standex International Corp...............  3,627       100,686
         Tredegar Industries, Inc. (a)............ 10,102       130,215
                                                          -------------
                                                                487,571
                                                          -------------

        SECURITY DESCRIPTION                       SHARES    VALUE*
        ---------------------------------------------------------------

        INSURANCE--2.3%
        21st Century Insurance Group.............. 10,646 $     172,252
        Alfa Corp................................. 11,623       187,130
        American Equity Investment Life (a)....... 10,946       142,845
        American Physicians Capital, Inc..........  2,659       121,756
        Argonaut Group, Inc....................... 10,151       332,648
        Baldwin & Lyons, Inc. (Class B)...........  2,528        61,430
        Bristol West Holdings, Inc................  4,982        94,807
        Citizens, Inc. (a)........................ 10,890        59,353
        CNA Surety Corp. (a)......................  4,378        63,787
        Delphi Financial Group, Inc...............  9,336       429,549
        Direct General Corp. (a)..................  5,117        86,477
        Donega Group, Inc.........................  2,968        68,976
        FBL Financial Group, Inc..................  3,873       127,073
        FPIC Insurance Group, Inc.................  3,519       122,109
        Fremont General Corp. (a)................. 20,974       487,226
        Harleysville Group, Inc...................  4,300       113,950
        HealthExtras, Inc. (a) (b)................  7,144       179,314
        Hilb, Rogal & Hamilton Co................. 10,747       413,867
        Horace Mann Educators Corp................ 13,954       264,568
        Infinity Property & Casualty Corp.........  6,646       247,298
        Kansas City Life Insurance Co.............  1,336        66,907
        KMG America Corp. (b).....................  7,289        66,913
        Landamerica Financial Group, Inc. (a).....  6,365       397,176
        Midland Co................................  4,564       164,487
        National Western Life Insurance Co. (a)...    717       148,354
        Odyssey Re Holdings Corp. (a).............  3,992       100,119
        Ohio Casualty Corp. (b)................... 20,908       592,115
        Phoenix Cos., Inc. (a).................... 31,543       430,247
        Pico Holdings, Inc........................  2,706        87,296
        PMA Capital Corp. (a)..................... 10,782        98,440
        Presidential Life Corp. (a)...............  6,818       129,815
        ProAssurance Corp. (b)....................  9,361       455,319
        RLI Corp..................................  8,244       411,128
        Safety Insurance Group, Inc. (a)..........  3,999       161,440
        Selective Insurance Group, Inc. (a)....... 10,056       533,974
        State Auto Financial Corp.................  4,247       154,846
        Stewart Information Services Corp.........  5,777       281,167
        The Navigators Group, Inc. (a) (b)........  3,750       163,537
        Tower Group, Inc. (a).....................  4,605       101,218
        Triad Guaranty, Inc. (b)..................  3,014       132,586
        U.S.I. Holdings Corp. (a)................. 14,907       205,269
        UICI...................................... 12,101       429,707
        United Fire & Casualty Co. (a)............  5,755       232,675
        Universal American Financial Corp. (a) (b)  8,481       127,893
        Zenith National Insurance Corp. (a).......  8,739       403,043
                                                          -------------
                                                              9,852,086
                                                          -------------

        INTERNET & CATALOG RETAIL--0.6%
        Blue Nile, Inc. (a) (b)...................  4,860       195,907
        Coldwater Creek, Inc. (a) (b)............. 12,034       367,398
        drugstore.com, Inc. (a) (b)............... 22,796        64,969
        GSI Commerce, Inc. (a) (b)................ 10,126       152,801
        Insight Enterprises, Inc. (b)............. 16,452       322,624
        NutriSystem, Inc. (a).....................  9,109       328,106
        Overstock.com, Inc. (a)...................  3,885       109,363
        Priceline.com, Inc........................  8,672       193,559

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         INTERNET & CATALOG RETAIL--(CONTINUED)
         School Specialty, Inc...................   8,915 $     324,862
         Stamps.com, Inc.........................   6,134       140,837
         The J. Jill Group, Inc..................   6,618       125,940
         ValueVision Media, Inc..................   9,144       115,214
                                                          -------------
                                                              2,441,580
                                                          -------------

         INTERNET SOFTWARE & SERVICES--2.3%
         Allscripts Heathcare Solutions, Inc. (a)  11,119       148,995
         Altiris, Inc. (b).......................   6,720       113,501
         Applied Digital Solutions, Inc. (a).....  22,585        64,819
         Ariba, Inc. (a).........................  23,240       170,814
         Audible, Inc. (a).......................   7,941       101,962
         Autobytel, Inc..........................  11,911        58,840
         Blue Coat Systems, Inc. (a) (b).........   3,656       167,152
         Click Commerce, Inc. (a)................   2,850        59,907
         CMG Information Services, Inc. (a)...... 146,642       222,896
         CNET Networks, Inc. (a) (b).............  43,303       636,121
         Cybersource Corp. (a) (b)...............   9,466        62,476
         Digital Insight Corp. (b)...............  13,076       418,693
         Digital River, Inc. (a).................  11,388       338,679
         Digitas, Inc. (b).......................  28,925       362,141
         EarthLink, Inc. (a) (b).................  41,991       466,520
         eCollege.com, Inc. (a)..................   5,048        91,015
         Equinix, Inc. (a).......................   5,042       205,512
         FileNET Corp. (b).......................  13,639       352,568
         HomeStore, Inc..........................  46,751       238,430
         InfoSpace, Inc. (b).....................  12,446       321,356
         Internet Capital Group, Inc. (a)........  12,665       104,106
         Interwoven, Inc.........................  14,801       125,364
         iPass, Inc..............................  14,401        94,471
         Ivillage, Inc. (a)......................  15,842       127,053
         j2 Global Communications, Inc. (a) (b)..   7,720       329,953
         Jupitermedia Corp. (a) (b)..............   9,114       134,705
         Keynote Systems, Inc....................   6,539        84,026
         Marchex, Inc. (a) (b)...................   6,604       148,524
         MatrixOne, Inc. (a) (b).................  15,318        76,437
         NETGEAR, Inc. (a).......................  10,411       200,412
         NetIQ Corp. (a) (b).....................  18,957       232,981
         Netratings, Inc. (a)....................   3,785        46,669
         NIC, Inc. (a) (b).......................  10,636        65,518
         Online Resources Corp. (b)..............   7,192        79,472
         Openwave Systems, Inc. (a) (b)..........  24,421       426,635
         Opsware, Inc. (a).......................  20,184       137,049
         RealNetworks, Inc. (a)..................  36,191       280,842
         RightNow Technologies, Inc. (a) (b).....   4,122        76,092
         S1 Corp. (a)............................  21,159        92,042
         Sohu.com, Inc...........................   8,121       148,939
         SonicWall, Inc..........................  15,353       121,596
         Stellent, Inc...........................   6,155        61,119
         Trizetto Group, Inc. (a)................  13,889       235,974
         United Online, Inc. (a).................  19,949       283,675
         ValueClick, Inc. (a) (b)................  29,324       531,058
         Vignette Corp. (a)......................   9,405       153,396
         WebEx Communications, Inc. (a)..........  11,434       247,317
         webMethods, Inc. (a)....................  15,045       115,997
         Websense, Inc. (a) (b)..................   8,500       557,940
                                                          -------------
                                                              9,921,759
                                                          -------------

         SECURITY DESCRIPTION                     SHARES    VALUE*
         -------------------------------------------------------------

         IT SERVICES--1.2%
         Acxiom Corp............................. 31,096 $     715,208
         Agilysys, Inc...........................  9,974       181,726
         Anteon International Corp. (a) (b)......  9,932       539,804
         BearingPoint, Inc. (a) (b).............. 59,294       466,051
         Bell Microproducts, Inc. (a)............  9,767        74,718
         Ciber, Inc. (a)......................... 16,935       111,771
         Covansys Corp........................... 10,222       139,121
         Exponent, Inc...........................  4,136       117,380
         Forrester Research, Inc. (b)............  5,604       105,075
         IDX Systems Corp. (a) (b)...............  8,198       360,056
         IHS, Inc................................  4,971       102,005
         Integral Systems, Inc...................  3,532        66,613
         Keane, Inc. (a) (b)..................... 18,071       198,962
         Lionbridge Technologies, Inc. (a)....... 15,341       107,694
         Mantech International Corp..............  5,770       160,752
         MarketAxess Holdings, Inc. (a)..........  7,823        89,417
         Ness Technologies, Inc. (a)............. 10,051       108,249
         Packeteer, Inc. (b)..................... 10,674        82,937
         Perot Systems Corp. (Class A) (b)....... 25,993       367,541
         Phase Forward, Inc. (a).................  7,016        68,406
         ProQuest Co. (b)........................  8,496       237,123
         Resources Connection, Inc. (b).......... 17,185       447,841
         Sapient Corp. (a) (b)................... 25,464       144,890
         SI International, Inc. (a) (b)..........  3,402       103,999
         Sykes Enterprises, Inc..................  9,126       122,015
         TNS, Inc. (b)...........................  4,403        84,450
         Tyler Technologies, Inc. (a)............ 13,466       118,231
         Viisage Technology, Inc. (a)............  4,589        80,809
                                                         -------------
                                                             5,502,844
                                                         -------------

         LEISURE EQUIPMENT & PRODUCTS--0.4%
         Arctic Cat, Inc. (a)....................  5,294       106,198
         Build-A-Bear-Workshop, Inc. (a).........  5,004       148,319
         Callaway Golf Co........................ 25,755       356,449
         JAKKS Pacific, Inc. (a).................  8,157       170,808
         K2, Inc. (b)............................ 15,520       156,907
         Leapfrog Enterprises, Inc. (a).......... 11,354       132,274
         M & F Worldwide Corp....................  4,195        68,462
         Midway Games, Inc. (a)..................  6,065       115,053
         Nautilus Group, Inc. (a)................ 10,789       201,323
         Oakley, Inc. (a)........................  8,234       120,957
         RC2 Corp. (a) (b).......................  6,165       218,981
                                                         -------------
                                                             1,795,731
                                                         -------------

         MACHINERY--3.2%
         3D Systems Corp. (a)....................  4,081        73,458
         Actuant Corp. (a).......................  9,699       541,204
         AGCO Corp. (a) (b)...................... 29,091       482,038
         Albany International Corp. (Class A)....  9,539       344,930
         American Science & Engineering, Inc. (b)  2,762       172,266
         Applied Industrial Technologies, Inc.... 10,064       339,056
         Astec Industries, Inc...................  6,009       196,254
         ASV, Inc. (a)...........................  7,026       175,509
         Badger Meter, Inc.......................  1,881        73,810

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       MACHINERY--(CONTINUED)
       Barnes Group, Inc. (a)......................   5,706 $     188,298
       Blount International, Inc...................   9,744       155,222
       Briggs & Stratton Corp......................  18,295       709,663
       Bucyrus International, Inc..................   6,592       347,398
       Cascade Corp................................   4,127       193,598
       Ceradyne, Inc. (a) (b)......................   9,065       397,047
       Circor International, Inc...................   6,251       160,401
       CLARCOR, Inc. (a)...........................  17,418       517,489
       Dionex Corp. (a) (b)........................   6,793       333,400
       Enpro Industries, Inc. (a)..................   6,808       183,476
       ESCO Technologies, Inc. (b).................   8,522       379,144
       Esterline Technologies Corp.................   8,043       299,119
       Flowserve Corp. (b).........................  18,653       737,913
       Freightcar America, Inc.....................   2,995       144,000
       Gardner Denver, Inc.........................   8,122       400,415
       Gehl Co. (a)................................   3,366        88,358
       Gorman-Rupp Co. (a).........................   4,175        92,309
       JLG Industries, Inc. (a)....................  16,611       758,458
       Kadant, Inc. (a) (b)........................   4,243        78,496
       Kaydon Corp. (a)............................   9,027       290,128
       Kennametal, Inc.............................  12,617       643,972
       Lincoln Electric Holdings, Inc..............  12,227       484,923
       Lindsay Manufacturing Co. (a)...............   3,885        74,709
       Middleby Corp. (a)..........................   2,244       194,106
       Mueller Industries, Inc.....................  12,475       342,064
       NACCO Industries, Inc.......................   2,067       242,149
       Nordson Corp................................   9,085       368,033
       Robbins & Myers, Inc. (a)...................   3,590        73,057
       Stewart & Stevenson Services, Inc. (a)......   9,373       198,051
       Tennant Co. (a).............................   3,300       171,600
       The Manitowoc Co., Inc. (a).................  10,888       546,795
       Titan International, Inc. (a)...............   4,637        79,988
       Trinity Industries, Inc. (a)................  13,644       601,291
       Valmont Industries, Inc.....................   5,834       195,206
       Wabash National Corp. (a)...................  11,061       210,712
       Watts Industries, Inc. (a)..................   9,829       297,720
                                                            -------------
                                                               13,577,233
                                                            -------------

       MARINE--0.1%
       Kirby Corp..................................   8,106       422,890
       Maritrans, Inc..............................   2,973        77,357
                                                            -------------
                                                                  500,247
                                                            -------------

       MEDIA--1.9%
       4Kids Entertainment, Inc. (a)...............   4,058        63,670
       ADVO, Inc...................................  12,207       343,993
       aQuantive, Inc. (a) (b).....................  18,346       463,053
       Carmike Cinemas, Inc. (a)...................   4,069       103,190
       Catalina Marketing Corp. (a)................  16,724       423,953
       Charter Communications, Inc. (a)............ 109,138       133,148
       Citadel Broadcasting Corp. (a)..............  14,362       193,025
       Courier Corp................................   3,534       121,358
       Cox Radio, Inc. (Class A) (b)...............  12,537       176,521
       Cumulus Media, Inc. (a).....................  18,571       230,466
       Emmis Communications Corp. (Class A) (a) (b)  10,202       203,122

      SECURITY DESCRIPTION                            SHARES    VALUE*
      --------------------------------------------------------------------

      MEDIA--(CONTINUED)
      Entercom Communications Corp. (b).............. 11,650 $     345,656
      Entravision Communications Corp.
       (Class A) (a) (b)............................. 25,008       178,057
      Fisher Communications, Inc.....................  2,146        88,909
      Gemstar-TV Guide International, Inc............ 79,853       208,416
      Gray Television, Inc........................... 14,290       140,328
      Harris Interactive, Inc. (a)................... 17,526        75,537
      Hollinger International, Inc. (a).............. 18,396       164,828
      Journal Communications, Inc. (a)...............  9,176       128,005
      Journal Register Co. (b)....................... 13,471       201,392
      Liberty Corp...................................  5,899       276,132
      LIN TV Corp. (a)...............................  9,565       106,554
      LodgeNet Entertainment Corp. (a)...............  4,834        67,386
      Martha Stewart Living Omnimedia, Inc. (a)......  7,312       127,448
      Media General, Inc. (Class A) (a)..............  8,060       408,642
      Mediacom Communications Corp. (a).............. 21,028       115,444
      Netflix, Inc................................... 11,957       323,557
      Playboy Enterprises, Inc. (Class B) (a)........  9,152       127,121
      Primedia, Inc. (a) (b)......................... 43,698        70,354
      Radio One, Inc. (Class D) (b).................. 27,058       280,050
      Regent Communications, Inc. (b)................ 11,681        54,200
      Saga Communications, Inc. (a) (b)..............  5,839        63,470
      Salem Communications Corp. (Class A) (b).......  3,659        63,996
      Scholastic Corp. (a) (b)....................... 10,630       303,061
      Sinclair Broadcast Group, Inc. (a)............. 14,985       137,862
      Sonic Solutions, Inc. (a)......................  7,967       120,381
      Source Interlink Cos., Inc. (a)................ 10,894       121,141
      Spanish Broadcasting Systems, Inc. (a) (b)..... 11,410        58,305
      The Reader's Digest Association, Inc. (Class A) 33,004       502,321
      Thomas Nelson, Inc.............................  4,129       101,780
      TiVo, Inc. (a)................................. 20,917       107,095
      Valassis Communications, Inc. (b).............. 17,716       515,004
      World Wrestling Entertainment, Inc.............  7,379       108,324
                                                             -------------
                                                                 8,146,255
                                                             -------------

      METALS & MINING--2.2%
      A.M. Castle & Co...............................  3,723        81,310
      AK Steel Holding Corp. (a)..................... 35,208       279,904
      Alpha Natural Resources, Inc. (b)..............  9,823       188,700
      AMCOL International Corp.......................  6,834       140,234
      Brush Engineered Material, Inc.................  6,088        96,799
      Carpenter Technology Corp. (a).................  8,386       590,961
      Century Aluminum Co............................  9,357       245,247
      Chaparral Steel Co. (b)........................  7,332       221,793
      Cleveland Cliffs, Inc. (a).....................  7,412       656,481
      Coeur D'Alene Mines Corp. (a).................. 77,483       309,932
      Commercial Metals Co........................... 20,130       755,680
      Compass Minerals International, Inc. (a).......  6,626       162,602
      Foundation Coal Holdings, Inc. (a).............  7,901       300,238
      Gibraltar Industries, Inc. (a).................  7,619       174,780
      GrafTech International, Ltd. (a)............... 29,803       185,375
      Hecla Mining Co. (a)........................... 38,880       157,853
      James River Coal Co............................  4,250       162,350
      Metal Management, Inc. (a).....................  7,392       171,938
      NN, Inc........................................  6,070        64,342
      Oregon Steel Mills, Inc. (a)................... 11,138       327,680

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                    SHARES     VALUE*
         -------------------------------------------------------------

         METALS & MINING--(CONTINUED)
         Quanex Corp. (a).......................   9,044 $     451,929
         Reliance Steel & Aluminum Co...........   9,862       602,765
         Roanoke Electric Steel Corp............   3,819        90,128
         Royal Gold, Inc. (a)...................   7,873       273,429
         RTI International Metals, Inc..........   8,553       324,586
         Ryerson Tull, Inc. (a).................   7,775       189,088
         Schnitzer Steel Industries, Inc. (a)...   7,387       225,968
         Steel Dynamics, Inc. (a)...............  13,508       479,669
         Steel Technologies, Inc. (a)...........   3,366        94,214
         Stillwater Mining Co. (a)..............  12,963       149,982
         Titanium Metals Corp. (a)..............   4,406       278,724
         USEC, Inc..............................  26,522       316,938
         Worthington Industries, Inc. (a).......  22,409       430,477
                                                         -------------
                                                             9,182,096
                                                         -------------

         MULTI-UTILITIES--0.2%
         Aquila, Inc. (a) (b)................... 118,745       427,482
         Avista Corp............................  16,123       285,538
                                                         -------------
                                                               713,020
                                                         -------------

         MULTILINE RETAIL--0.3%
         99 Cents Only Stores (a) (b)...........  15,777       165,027
         Big Lots, Inc. (a) (b).................  36,605       439,626
         Burlington Coat Factory Warehouse Corp.   6,057       243,552
         Fred's, Inc. (a).......................  13,765       223,957
         Retail Ventures, Inc. (b)..............   5,647        70,249
         Stein Mart, Inc. (a)...................   9,522       172,824
         Tuesday Morning Corp. (a)..............   8,286       173,343
                                                         -------------
                                                             1,488,578
                                                         -------------

         MUTUAL FUNDS--1.9%
         iShares Russell 2000 Index Fund (a).... 119,200     7,949,448
                                                         -------------

         OFFICE ELECTRONICS--0.1%
         IKON Office Solutions, Inc.............  37,318       388,480
                                                         -------------

         OIL, GAS & CONSUMABLE FUELS--3.1%
         Alon USA Energy, Inc. (a)..............   3,353        65,887
         Atlas America, Inc.....................   3,833       230,823
         ATP Oil & Gas Corp. (b)................   5,899       218,322
         Berry Petroleum Co.....................   5,627       321,864
         Bill Barrett Corp. (a) (b).............   4,375       168,919
         Bois d'Arc Energy, Inc. (a)............   4,448        70,545
         Brigham Exploration Co.................   7,247        85,949
         Cabot Oil & Gas Corp...................  16,363       737,971
         Callon Petroleum Co. (a)...............   4,125        72,806
         Carrizo Oil & Gas, Inc. (a)............   6,126       151,374
         Cheniere Energy, Inc. (a)..............  17,055       634,787
         Cimarex Energy Co. (a).................  26,928     1,158,173
         Comstock Resources, Inc. (b)...........  13,099       399,651
         Crosstex Energy, Inc...................   2,013       126,940
         Delta Petroleum Corp. (a)..............  12,281       267,357
         Edge Petroleum Corp....................   5,435       135,386
         Encore Aquisition Co...................  15,837       507,418
         Endeavour International Corp...........  18,499        61,047

           SECURITY DESCRIPTION                 SHARES    VALUE*
           ---------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
           Energy Partners, Ltd. (a) (b)....... 10,760 $     234,460
           Frontier Oil Corp................... 18,193       682,783
           FX Energy, Inc. (a)................. 11,798        94,148
           Gasco Energy, Inc. (a).............. 21,137       138,025
           Giant Industries, Inc...............  4,579       237,925
           Goodrich Peteroleum Corp. (a) (b)...  3,368        84,705
           Harvest Natural Resources, Inc. (a). 12,513       111,115
           Holly Corp. (a).....................  7,971       469,253
           Houston Exploration Co. (a)......... 10,315       544,632
           KCS Energy, Inc. (a)................ 16,452       398,468
           McMoran Exploration Co. (a).........  6,027       119,154
           Meridian Resource Corp. (a)......... 28,080       117,936
           Parallel Petroleum Corp. (a)........ 10,224       173,910
           Penn Virginia Corp..................  6,863       393,936
           Petroleum Development Corp. (a).....  5,229       174,335
           PetroQuest Energy, Inc.............. 13,340       110,455
           Pioneer Drilling Co. (a) (b)........  6,451       115,666
           Remington Oil & Gas Corp. (a) (b)...  7,805       284,883
           Resource America, Inc...............  5,263        89,734
           St. Mary Land & Exploration Co. (a). 19,080       702,335
           Stone Energy Corp. (a) (b)..........  8,136       370,432
           Swift Energy Co. (b)................ 10,119       456,063
           Syntroleum Corp. (a)................ 12,692       114,609
           Todco (Class A)..................... 16,590       631,415
           Toreador Resources Corp. (a)........  4,634        97,638
           TransMontaigne, Inc................. 11,923        78,692
           W&T Offshore, Inc. (a)..............  4,296       126,302
           Warren Resources, Inc. (a)..........  5,791        91,614
           Whiting Petroleum Corp.............. 11,960       478,400
           Williams Clayton Energy, Inc. (a)...  1,786        74,548
                                                       -------------
                                                          13,212,790
                                                       -------------

           PAPER & FOREST PRODUCTS--0.4%
           Bowater, Inc. (a)................... 18,007       553,175
           Buckeye Technologies, Inc...........  8,960        72,128
           Chesapeake Corp.....................  6,265       106,380
           Deltic Timber Corp..................  3,743       194,112
           Glatfelter (a)...................... 14,400       204,336
           Mercer International, Inc. (a)......  9,628        75,676
           Neenah Paper, Inc. (a)..............  4,857       135,996
           Wausau-Mosinee Paper Corp. (a)...... 14,665       173,780
                                                       -------------
                                                           1,515,583
                                                       -------------

           PERSONAL PRODUCTS--0.4%
           Chattem, Inc. (a)...................  7,156       260,407
           Elizabeth Arden, Inc. (a)...........  8,835       177,230
           Mannatech, Inc. (a).................  4,832        66,730
           Nature's Sunshine Products, Inc. (a)  3,864        69,861
           NBTY, Inc. (a) (b).................. 18,289       297,196
           NU Skin Enterprises, Inc............ 18,168       319,393
           Playtex Products, Inc. (a).......... 15,273       208,782
           Revlon, Inc. (a).................... 47,536       147,362
           Water Pik Technologies, Inc.........  3,495        75,038
                                                       -------------
                                                           1,621,999
                                                       -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    PHARMACEUTICALS--1.6%
    Adams Respiratory Therapeutics, Inc. (b)...........  2,527 $     102,748
    Adolor Corp........................................ 13,429       196,063
    Alpharma, Inc. (a)................................. 13,761       392,326
    Andrx Corp. (a) (b)................................ 23,700       390,339
    Ariad Pharmaceuticals, Inc. (a).................... 21,812       127,600
    Atherogenics, Inc. (a)............................. 12,957       259,270
    Avanir Pharmaceuticals (Class A) (a)............... 36,746       126,406
    Bentley Pharmaceuticals, Inc. (a)..................  6,371       104,548
    Discovery Laboratories, Inc. (a)................... 16,615       110,988
    Dov Pharmaceutical, Inc. (a).......................  7,754       113,829
    Durect Corp., Inc. (a)............................. 11,442        58,011
    Hi-Tech Pharmacal Co., Inc.........................  1,904        84,328
    Idenix Pharmaceuticals, Inc. (a) (b)...............  4,298        73,539
    Inspire Pharmaceutical, Inc........................ 15,703        79,771
    InterMune, Inc. (a)................................ 10,030       168,504
    K-V Pharmaceutical Co. (Class A) (a)............... 12,272       252,803
    MannKind Corp. (a) (b).............................  8,062        90,778
    Medicis Pharmaceutical Corp. (Class A) (a)......... 17,554       562,606
    MGI Pharma, Inc.................................... 25,788       442,522
    Nastech Pharmaceutical, Inc. (a)...................  6,222        91,588
    Nektar Therapeutics................................ 27,502       452,683
    New River Pharmaceuticals, Inc. (a)................  2,146       111,335
    Nitromed, Inc. (a).................................  5,572        77,729
    Noven Pharmaceuticals, Inc. (a) (b)................  6,880       104,094
    NPS Pharmaceuticals, Inc. (a)...................... 12,013       142,234
    Pain Therapeutics, Inc. (a)........................  6,849        46,299
    Palatin Technologies, Inc..........................      1             3
    Par Pharmaceutical Companies, Inc. (a) (b)......... 12,917       404,819
    Penwest Pharmaceuticals Co. (a) (b)................  9,561       186,631
    Perrigo Co. (a).................................... 27,613       411,710
    Pharmion Corp. (b).................................  8,108       144,079
    Pozen, Inc.........................................  8,412        80,671
    Renovis, Inc. (a)..................................  6,578       100,643
    Rigel Pharmaceuticals, Inc. (a) (b)................  8,154        68,168
    Salix Pharmaceuticals, Ltd......................... 17,032       299,423
    SFBC International, Inc. (a) (b)...................  6,279       100,527
    Supergen, Inc. (a)................................. 17,685        89,309
    The Medicines Co. (a) (b).......................... 16,504       287,995
    Trimeris, Inc. (b).................................  4,867        55,922
                                                               -------------
                                                                   6,992,841
                                                               -------------

    REAL ESTATE--6.7%
    Aames Investment Corp. (REIT) (a).................. 16,861       108,922
    Acadia Realty Trust (REIT) (a)..................... 11,009       220,730
    Affordable Residential Communities, Inc. (REIT) (a)  8,033        76,554
    Agree Realty Corp. (REIT)..........................  2,629        75,978
    Alexander's, Inc. (REIT)...........................    712       174,796
    Alexandria Real Estate Equities, Inc. (REIT).......  6,840       550,620
    American Campus Communities, Inc. (REIT)...........  5,731       142,129
    American Home Mortgage Investment Corp. (REIT)..... 14,561       474,252
    AMLI Residential Properties Trust (REIT) (a).......  9,697       368,971
    Anthracite Capital, Inc. (REIT).................... 17,065       179,694
    Anworth Mortgage Asset Corp. (REIT) (a)............ 18,814       137,342
    Arbor Realty Trust, Inc. (REIT)....................  4,285       111,067
    Ashford Hospitality Trust, Inc. (REIT).............  9,283        97,379
    Avatar Holding, Inc. (a)...........................  2,006       110,169

    SECURITY DESCRIPTION                                SHARES    VALUE*
    ------------------------------------------------------------------------

    REAL ESTATE--(CONTINUED)
    Bedford Property Investors, Inc. (REIT) (a)........  4,713 $     103,403
    Bimini Mortgage Management, Inc. (REIT) (a)........  6,579        59,540
    BioMed Realty Trust, Inc. (REIT) (a)............... 14,187       346,163
    Bluegreen Corp. (a)................................  9,075       143,385
    Boykin Lodging Co. (REIT)..........................  6,002        73,344
    Brandywine Realty Trust (REIT)..................... 18,061       504,082
    Brookdale Senior Living, Inc. (a) (b)..............  3,634       108,330
    Brookfield Homes Corp. (a).........................  5,206       258,894
    California Coastal Communities, Inc................  2,667       104,626
    Capital Lease Funding, Inc. (REIT).................  7,524        79,228
    Capital Trust, Inc. (REIT) (a).....................  4,803       140,632
    Cedar Shopping Centers, Inc. (REIT) (a)............  5,543        77,990
    Colonial Properties Trust (REIT)................... 14,140       593,597
    Columbia Equity Trust, Inc. (a)....................  5,014        80,976
    Commercial Net Lease Realty (REIT)................. 18,295       372,669
    Consolidated Tomoka Land Co........................  2,042       144,778
    Corporate Office Properties Trust (REIT) (a).......  9,448       335,782
    Correctional Properties Trust (REIT)...............  3,708        99,634
    Corrections Corp. of America....................... 13,049       586,813
    Cousins Properties, Inc. (REIT).................... 12,745       360,683
    CRIIMIi Mae, Inc. (REIT)...........................  5,231       103,574
    Deerfield Triarc Capital Corp......................  7,937       108,737
    Diamondrock Hospitality Co. (REIT) (a).............  8,350        99,866
    Digital Reality Trust, Inc. (REIT).................  4,031        91,222
    EastGroup Properties, Inc. (REIT)..................  7,662       346,016
    Education Realty Trust, Inc. (REIT) (a)............  6,499        83,772
    Entertainment Properties Trust (REIT)..............  8,278       337,328
    Equity Inns, Inc. (REIT)........................... 16,699       226,271
    Equity Lifestyle Properties, Inc. (REIT) (a).......  6,932       308,474
    Equity One, Inc. (REIT) (a)........................ 12,479       288,514
    Extra Space Storage, Inc. (REIT) (a)............... 12,789       196,951
    FelCor Lodging Trust, Inc. (REIT) (a).............. 18,657       321,087
    Fieldstone Investment Corp. (REIT) (a)............. 16,134       191,349
    First Industrial Realty Trust, Inc. (REIT) (a)..... 14,343       552,205
    First Potomac Realty Trust (REIT) (a)..............  6,710       178,486
    Getty Realty Corp. (REIT)..........................  6,406       168,414
    Glenborough Realty Trust, Inc. (REIT).............. 10,576       191,426
    Glimcher Realty Trust (REIT) (a)................... 12,905       313,850
    GMH Communities Trust (REIT) (a)................... 13,528       209,819
    Government Properties Trust, Inc. (REIT) (a).......  6,482        60,477
    Gramercy Capital Corp. (REIT) (a)..................  7,178       163,515
    Heritage Property Investment Trust, Inc. (REIT) (a)  8,714       291,048
    Hersha Hospitality Trust (REIT) (a)................  7,032        63,358
    Highland Hospitality Corp. (REIT).................. 15,896       175,651
    Highwoods Properties, Inc. (REIT) (a).............. 17,855       507,975
    Home Properties of New York, Inc. (REIT)........... 10,639       434,071
    HomeBanc Corp. (REIT) (a).......................... 18,606       139,173
    IMPAC Mortage Holdings, Inc. (REIT) (a)............ 24,160       227,346
    Inland Real Estate Corp. (REIT) (a)................ 21,831       322,880
    Innkeepers USA Trust (REIT)........................ 14,497       231,952
    Investors Real Estate Trust (REIT) (a)............. 17,823       164,506
    Jer Investors Trust, Inc. (REIT)...................  3,883        65,817
    Jones Lang LaSalle, Inc. (a) (b)................... 11,373       572,631
    Kilroy Realty Corp. (REIT) (a)..................... 10,144       627,914
    Kite Realty Group Trust (REIT).....................  9,572       148,079
    La Quinta Corp. (b)................................ 67,221       748,842
    LaSalle Hotel Properties (REIT).................... 10,950       402,084

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                              SHARES    VALUE*
     ----------------------------------------------------------------------

     REAL ESTATE--(CONTINUED)
     Levitt Corp. (Class A) (b).......................  5,017 $     114,087
     Lexington Corporate Properties Trust (REIT)...... 17,179       365,913
     LTC Properties, Inc. (REIT)......................  7,156       150,491
     Luminent Mortgage Capital, Inc. (REIT)........... 11,837        88,896
     Maguire Properties, Inc. (REIT) (a).............. 12,924       399,352
     MeriStar Hospitality Corp. (REIT)................ 27,812       261,433
     MFA Mortgage Investment, Inc. (REIT)............. 29,829       170,025
     Mid-America Apartment Communities, Inc. (REIT)...  6,376       309,236
     National Health Investors, Inc. (REIT)...........  8,588       222,944
     Nationwide Health Properties, Inc. (REIT)........ 22,143       473,860
     Newcastle Investment Corp. (REIT) (a)............ 14,161       351,901
     Novastar Financial, Inc. (REIT) (a)..............  8,758       246,187
     Omega Healthcare Investors, Inc. (REIT).......... 19,318       243,214
     Parkway Properties, Inc. (REIT)..................  4,727       189,742
     Pennsylvania Real Estate Investment Trust (REIT). 11,776       439,951
     Post Properties, Inc. (REIT)..................... 14,108       563,615
     Potlatch Corp. (REIT) (a)........................  9,339       476,102
     Prentiss Properties Trust (REIT) (a)............. 15,516       631,191
     PS Business Parks, Inc. (REIT)...................  6,192       304,646
     RAIT Investment Trust (REIT).....................  9,571       248,080
     Ramco-Gershenson Property Trust (REIT)...........  4,666       124,349
     Redwood Trust, Inc. (REIT).......................  7,551       311,554
     Saul Centers, Inc. (REIT)........................  3,616       130,538
     Saxon Capital, Inc. (REIT)....................... 17,480       198,048
     Senior Housing Properties Trust (REIT)........... 19,341       327,056
     Sizeler Property Investments, Inc. (REIT)........  6,314        81,135
     Sovran Self Storage, Inc. (REIT).................  6,174       289,993
     Spirit Finance Corp. (REIT) (a).................. 21,677       246,034
     Strategic Hotel Capital, Inc. (REIT)............. 13,072       269,022
     Sun Communities, Inc. (REIT).....................  6,120       192,168
     Sunstone Hotel Investors, Inc. (REIT)............ 10,529       279,756
     Tanger Factory Outlet Centers, Inc. (REIT)....... 10,384       298,436
     Tarragon Corp. (a)...............................  3,386        69,819
     Taubman Centers, Inc. (REIT)..................... 16,556       575,321
     The Town & Country Trust (REIT) (a)..............  5,764       194,881
     Trammell Crow Co................................. 11,326       290,512
     Trustreet Properties, Inc. (REIT) (a)............ 19,005       277,853
     U-Store-It Trust (REIT) (a)...................... 14,075       296,279
     Universal Health Realty Income Trust, Inc. (REIT)  3,614       113,263
     Urstadt Biddle Properties, Inc. (REIT)...........  6,696       108,542
     Washington Real Estate Investment Trust (REIT)... 13,659       414,551
     Williams Scotsman International, Inc.............  5,073        87,814
     Winston Hotels, Inc. (REIT)......................  7,812        77,339
                                                              -------------
                                                                 28,572,961
                                                              -------------

     ROAD & RAIL--1.2%
     AMERCO (a).......................................  4,098       295,261
     Arkansas Best Corp...............................  8,714       380,628
     Dollar Thrifty Automotive Group, Inc. (b)........  8,318       300,030
     Florida East Coast Indiana, Inc. (a)............. 11,922       505,135
     GATX Corp. (a)................................... 15,791       569,739
     Genesee & Wyoming, Inc. (b)......................  7,665       287,821
     Heartland Express, Inc. (a)...................... 14,851       301,327
     Kansas City Southern Industries, Inc. (a)........ 26,993       659,439
     Knight Transportation, Inc....................... 19,575       405,790
     Marten Transport, Ltd. (b).......................  4,728        86,144

     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     ROAD & RAIL--(CONTINUED)
     Old Dominion Freight Line, Inc. (b)............   9,838 $     265,429
     Pacer International, Inc.......................  12,230       318,714
     RailAmerica, Inc. (b)..........................  12,004       131,924
     SCS Transportation, Inc........................   4,969       105,591
     SIRVA, Inc. (a)................................   7,934        63,472
     Werner Enterprises, Inc. (a)...................  17,606       346,838
                                                             -------------
                                                                 5,023,282
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.1%
     Actel Corp. (a) (b)............................   8,453       107,607
     Adaptec, Inc...................................  38,048       221,439
     ADE Corp. (b)..................................   3,170        76,270
     Advanced Energy Industries, Inc. (a) (b).......  10,550       124,807
     AMIS Holdings, Inc. (a) (b)....................  14,418       153,552
     Amkor Technology, Inc. (a).....................  33,013       184,873
     Applied Micro Circuits Corp. (a) (b)........... 100,216       257,555
     Asyst Technologies, Inc........................  16,323        93,368
     Atmel Corp. (a) (b)............................ 136,160       420,734
     ATMI, Inc. (a) (b).............................  11,995       335,500
     August Technology Corp.........................   6,343        69,710
     Axcelis Technologies, Inc. (a) (b).............  34,912       166,530
     Brooks Automation, Inc. (b)....................  25,649       321,382
     Cabot Microelectronics Corp. (a) (b)...........   7,983       234,141
     Cirrus Logic, Inc..............................  34,721       231,936
     Cohu, Inc......................................   6,914       158,123
     Conexant Systems, Inc.......................... 153,507       346,926
     Credence Systems Corp. (a) (b).................  30,021       208,946
     Cymer, Inc. (a) (b)............................  12,096       429,529
     Cypress Semiconductor Corp. (a) (b)............  46,130       657,353
     Diodes, Inc. (a) (b)...........................   5,726       177,792
     Emcore Corp. (a)...............................  11,756        87,230
     Entegris, Inc. (b).............................  38,021       358,158
     Exar Corp. (a) (b).............................  14,200       177,784
     Fairchild Semiconductor International, Inc. (b)  42,228       714,075
     FEI Co. (a)....................................   7,395       141,762
     FormFactor, Inc. (b)...........................  10,987       268,412
     Genesis Microchip, Inc. (a)....................  12,064       218,238
     Integrated Device Technology, Inc. (a) (b).....  66,828       880,793
     Integrated Silicon Solution, Inc. (b)..........  12,062        77,679
     IXYS Corp. (a).................................   6,862        80,217
     Kulicke & Soffa Industries, Inc. (a)...........  17,667       156,176
     Lattice Semiconductor Corp. (a) (b)............  35,882       155,010
     LTX Corp. (b)..................................  20,347        91,562
     Mattson Technology, Inc. (b)...................  13,025       131,032
     Micrel, Inc. (a) (b)...........................  21,960       254,736
     Microsemi Corp. (b)............................  20,544       568,247
     Microtune, Inc. (a) (b)........................  16,160        67,387
     MIPS Technologies, Inc. (a)....................  13,635        77,447
     MKS Instruments, Inc...........................  10,424       186,485
     Monolithic Power Systems (a)...................   6,010        90,090
     MPS Group, Inc. (b)............................  33,626       459,667
     Netlogic Microsystems, Inc. (a) (b)............   3,618        98,554
     OmniVision Technologies, Inc. (a) (b)..........  18,388       367,024
     ON Semiconductor Corp. (a).....................  46,738       258,461
     PDF Solutions, Inc.............................   5,114        83,103
     Pericom Semiconductor Corp. (b)................   6,962        55,487

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES    VALUE*
       -----------------------------------------------------------------

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--(CONTINUED)
       Photronics, Inc. (b)........................ 12,688 $     191,081
       Pixelworks, Inc............................. 13,479        68,473
       PLX Technology, Inc.........................  8,321        71,561
       PMC-Sierra, Inc. (a) (b).................... 58,185       448,606
       PortalPlayer, Inc. (a) (b)..................  5,102       144,489
       Power Integrations, Inc. (a) (b)............  9,121       217,171
       Rambus, Inc. (a)............................ 32,143       520,395
       RF Micro Devices, Inc. (a) (b).............. 60,946       329,718
       Semtech Corp. (b)........................... 23,840       435,318
       Sigmatel, Inc. (a).......................... 11,630       152,353
       Silicon Image, Inc.......................... 24,117       218,259
       Silicon Laboratories, Inc. (a) (b).......... 15,406       564,784
       Silicon Storage Technology, Inc. (a) (b).... 28,215       142,486
       Sirf Technology Holdings, Inc. (a).......... 11,511       343,028
       Skyworks Solutions, Inc. (a) (b)............ 53,229       270,936
       Standard Microsystems Corp..................  7,078       203,068
       Supertex, Inc...............................  3,144       139,122
       Tessera Technologies, Inc. (b).............. 14,179       366,527
       Trident Microsystems, Inc. (a) (b).......... 16,592       298,656
       TriQuint Semiconductor, Inc. (a) (b)........ 47,255       210,285
       Ultratech Stepper, Inc. (a).................  7,164       117,633
       Varian Semiconductor Equipment, Inc. (a) (b) 12,816       563,007
       Vitesse Semiconductor Corp. (a)............. 72,887       139,943
       Volterra Semiconductor Corp. (a) (b)........  5,501        82,515
       Zoran Corp. (b)............................. 14,401       233,440
                                                           -------------
                                                              17,555,743
                                                           -------------

       SOFTWARE--3.3%
       Advent Software, Inc. (b)...................  7,677       221,942
       Agile Software Corp. (a) (b)................ 16,292        97,426
       Ansoft Corp. (a)............................  2,320        78,996
       ANSYS, Inc.................................. 10,174       434,328
       Aspen Technology, Inc. (a).................. 12,519        98,274
       Blackbaud, Inc..............................  3,725        63,623
       Blackboard, Inc.............................  6,033       174,836
       Borland Software Corp. (a) (b).............. 30,430       198,708
       Bottomline Technologies, Inc. (b)...........  4,425        48,764
       Cognex Corp................................. 13,827       416,054
       Concur Technologies, Inc. (a)............... 12,754       164,399
       Dendrite International, Inc................. 13,945       200,947
       Eclipsys Corp. (a).......................... 13,688       259,114
       Emageon, Inc. (a)...........................  5,185        82,442
       Entrust, Inc. (b)........................... 19,762        95,648
       Epicor Software Corp. (a)................... 17,286       244,251
       EPIQ System, Inc. (a).......................  4,544        84,246
       Faro Technologies, Inc. (a).................  3,508        70,160
       Gartner, Inc. (Class A) (a) (b)............. 21,483       277,131
       Informatica Corp. (a) (b)................... 27,709       332,508
       Internet Security Systems, Inc.............. 15,185       318,126
       Intervoice, Inc. (a) (b).................... 11,469        91,293
       Jack Henry & Associates, Inc................ 23,474       447,884
       JDA Software Group, Inc. (a)................  9,424       160,302
       KFX, Inc. (a)............................... 18,947       324,183
       Kronos, Inc................................. 10,723       448,865
       Lawson Software, Inc. (a)................... 18,216       133,888
       Macrovision Corp. (a) (b)................... 17,819       298,112

    SECURITY DESCRIPTION                               SHARES    VALUE*
    -----------------------------------------------------------------------

    SOFTWARE--(CONTINUED)
    Magma Design Automation, Inc. (a)................. 11,783 $      99,095
    Manhattan Associates, Inc.........................  9,679       198,226
    MapInfo Corp. (a).................................  6,753        85,155
    Mentor Graphics Corp. (a) (b)..................... 27,351       282,809
    Merge Technologies, Inc...........................  6,036       151,141
    Micromuse, Inc. (a) (b)........................... 25,452       251,720
    MICROS Systems, Inc. (a) (b)...................... 13,491       651,885
    MicroStrategy, Inc. (a)...........................  5,300       438,522
    MRO Software, Inc. (b)............................  6,430        90,277
    Nuance Communications, Inc........................ 36,280       276,816
    Open Solutions, Inc. (a) (b)......................  6,470       148,292
    Parametric Technology Corp. (b)................... 90,003       549,018
    Progress Software Corp. (b)....................... 13,295       377,312
    Quality Systems, Inc..............................  3,055       234,502
    Quest Software, Inc. (a) (b)...................... 20,843       304,099
    Radiant Systems, Inc. (b).........................  7,742        94,143
    RadiSys Corp. (a).................................  9,234       160,118
    RSA Security, Inc. (b)............................ 22,826       256,336
    Saflink Corp......................................      1             1
    SeaChange International, Inc......................  7,904        62,442
    Secure Computing Corp. (a)........................ 12,086       148,174
    Serena Software, Inc. (a) (b).....................  8,957       209,952
    SPSS, Inc.........................................  6,730       208,159
    TALX Corp.........................................  6,732       307,720
    The Ultimate Software Group, Inc. (a) (b).........  7,564       144,246
    THQ, Inc. (a) (b)................................. 20,838       496,986
    TIBCO Software, Inc. (b).......................... 69,682       520,525
    TradeStation Group, Inc...........................  7,150        88,517
    Transaction Systems Architects, Inc. (Class A) (b) 13,394       385,613
    Vasco Data Security International, Inc. (a).......  8,104        79,905
    Verifone Holdings, Inc. (a).......................  8,244       208,573
    Verint Systems, Inc...............................  5,380       185,449
    Wind River Systems, Inc. (b)...................... 22,271       328,943
    Witness Systems, Inc..............................  8,377       164,776
                                                              -------------
                                                                 14,055,897
                                                              -------------

    SPECIALTY RETAIL--3.3%
    A.C. Moore Arts & Crafts, Inc. (a) (b)............  4,205        61,183
    Aaron Rents, Inc. (Class B) (a)................... 12,801       269,845
    Aeropostale, Inc. (a) (b)......................... 18,468       485,708
    Asbury Automotive Group, Inc......................  3,985        65,593
    Big 5 Sporting Goods Corp. (a)....................  6,591       144,277
    Blockbuster, Inc. (a)............................. 61,306       229,897
    Buckle, Inc.......................................  3,295       106,231
    Building Materials Holdings Corp. (a).............  4,417       301,284
    Cabelas, Inc. (a)................................. 10,048       166,797
    Cache, Inc........................................  4,177        72,346
    Cato Corp.........................................  9,699       208,044
    Charlotte Russe Holding, Inc. (b).................  4,248        88,486
    Charming Shoppes, Inc. (a)........................ 40,240       531,168
    Christopher & Banks Corp.......................... 11,991       225,191
    Cost Plus, Inc. (a) (b)...........................  7,641       131,043
    CSK Auto Corp..................................... 14,942       225,325
    Dress Barn, Inc. (a)..............................  8,168       315,366
    DSW, Inc. (a).....................................  3,628        95,126
    GameStop Corp. (Class A) (a) (b).................. 17,871       568,655

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                             SHARES    VALUE*
     ---------------------------------------------------------------------

     SPECIALTY RETAIL--(CONTINUED)
     Genesco, Inc. (a)...............................  8,778 $     340,499
     Group 1 Automotive, Inc. (b)....................  7,642       240,188
     Guitar Center, Inc. (b).........................  8,639       432,036
     Haverty Furniture Cos., Inc.....................  5,275        67,995
     Hibbett Sporting Goods, Inc. (a) (b)............ 13,482       383,967
     Hot Topic, Inc. (a) (b)......................... 13,967       199,030
     Jo Ann Stores, Inc. (a).........................  6,543        77,207
     JoS. A. Bank Clothiers, Inc. (a)................  4,389       190,526
     Linens 'N Things, Inc. (a) (b).................. 15,869       422,115
     Lithia Motors, Inc..............................  6,487       203,951
     MarineMax, Inc. (a) (b).........................  6,019       190,020
     Monro Muffler Brake, Inc........................  3,183        96,509
     Pacific Sunwear of California, Inc. (b)......... 26,586       662,523
     Payless Shoesource, Inc. (b).................... 22,806       572,431
     Pep Boys-Manny Moe & Jack (a)................... 18,411       274,140
     PETCO Animal Supplies, Inc. (a)................. 18,547       407,107
     Pier 1 Imports, Inc. (a)........................ 27,800       242,694
     Rush Enterprises, Inc...........................  6,903       102,717
     Select Comfort Corp. (a)........................ 11,658       318,846
     Sonic Automotive, Inc. (a)......................  9,745       217,119
     Stage Stores, Inc...............................  9,046       269,390
     The Children's Place Retail Stores, Inc. (a) (b)  8,051       397,880
     The Finish Line, Inc. (Class A)................. 13,612       237,121
     The Gymboree Corp. (a) (b)......................  9,692       226,793
     The Sports Authority, Inc. (a) (b)..............  8,398       261,430
     The Talbots, Inc................................  7,453       207,342
     Too, Inc........................................ 12,243       345,375
     Tractor Supply Co. (b).......................... 11,010       582,869
     United Auto Group, Inc. (a).....................  8,673       331,309
     United Rentals, Inc. (a) (b).................... 21,786       509,575
     West Marine, Inc. (a) (b).......................  3,991        55,794
     Wet Seal, Inc................................... 14,364        63,776
     Zale Corp....................................... 18,118       455,668
                                                             -------------
                                                                13,877,507
                                                             -------------

     TEXTILES, APPAREL & LUXURY GOODS--1.2%
     Brown Shoe Co., Inc.............................  6,358       269,770
     Carter's, Inc. (a) (b)..........................  6,924       407,477
     Charles & Colvard, Ltd. (a).....................  4,112        83,062
     Cherokee, Inc...................................  2,327        80,026
     Deckers Outdoor Corp. (a).......................  3,013        83,219
     Ellis Perry International, Inc. (a).............  3,213        61,047
     Fossil, Inc. (a) (b)............................ 15,664       336,933
     Guess?, Inc. (a) (b)............................  6,927       246,601
     Hartmarx Corp. (a)..............................  7,913        61,801
     K-Swiss, Inc. (a)...............................  9,537       309,380
     Kellwood Co. (a)................................  9,059       216,329
     Kenneth Cole Productions, Inc...................  2,769        70,610
     Movado Group, Inc...............................  6,074       111,154
     New York & Co., Inc. (a)........................  6,941       147,149
     Oxford Industries, Inc. (a).....................  5,594       305,992
     Phillips-Van Heusen Corp........................ 12,223       396,025
     Russell Corp. (a)............................... 13,512       181,872
     Skechers U. S. A., Inc..........................  6,446        98,753
     Steven Madden, Ltd..............................  4,601       134,487
     Stride Rite Corp. (a)........................... 13,783       186,897

          SECURITY DESCRIPTION                   SHARES    VALUE*
          -----------------------------------------------------------

          TEXTILES, APPAREL & LUXURY GOODS--(CONTINUED)
          The Warnaco Group, Inc. (b)........... 17,294 $     462,096
          Under Armour, Inc. (a) (b)............  3,766       144,275
          UniFirst Corp.........................  3,018        93,860
          Wolverine World Wide, Inc. (a)........ 19,941       447,875
                                                        -------------
                                                            4,936,690
                                                        -------------

          TOBACCO--0.2%
          Alliance One International, Inc. (a).. 28,481       111,076
          Schweitzer-Mauduit International, Inc.  5,245       129,971
          Universal Corp........................  8,916       386,598
          Vector Group, Ltd. (a)................  9,335       169,617
                                                        -------------
                                                              797,262
                                                        -------------

          TRADING COMPANIES & DISTRIBUTORS--0.3%
          Hughes Supply, Inc. (a)............... 22,942       822,471
          NuCo2, Inc. (b).......................  5,122       142,801
          UAP Holdings Corp. (b)................ 10,963       223,864
                                                        -------------
                                                            1,189,136
                                                        -------------

          WATER UTILITIES--0.2%
          American State Water Co. (a)..........  6,801       209,471
          California Water Service Group........  5,594       213,859
          Connecticut Water Service, Inc........  2,736        67,059
          Middlesex Water Co. (a)...............  3,736        64,782
          SJW Corp..............................  2,310       105,105
          Southwest Water Co. (a)...............  5,789        82,836
                                                        -------------
                                                              743,112
                                                        -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.5%
          Centennial Communications Corp. (a)...  7,173       111,325
          Dobson Communications Corp............ 37,234       279,255
          JAMDAT Mobile, Inc. (b)...............  3,936       104,619
          Novatel Wireless, Inc. (a) (b)........  9,676       117,176
          Price Communications Corp. (a)........ 14,751       219,348
          SBA Communications Corp. (b).......... 28,406       508,468
          Syniverse Holdings, Inc...............  6,127       128,054
          UbiquiTel, Inc. (b)................... 22,591       223,425
          USA Mobility, Inc. (a)................  8,939       247,789
          Wireless Facilities, Inc. (a) (b)..... 15,443        78,759
                                                        -------------
                                                            2,018,218
                                                        -------------
          Total Common Stock
           (Identified Cost $331,438,336).......          404,316,533
                                                        -------------

          RIGHTS--0.0%
          -----------------------------------------------------------

          COMMERCIAL BANKS--0.0%
          Bank United Corp. (d).................  4,713             0
                                                        -------------
          Total Rights
           (Identified Cost $1,602).............                    0
                                                        -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--4.6%

                                                  FACE
         SECURITY DESCRIPTION                    AMOUNT       VALUE*
         --------------------------------------------------------------

         DISCOUNT NOTES--4.6%
         Federal Home Loan Bank
          3.350%, 01/03/06.................... $ 1,800,000 $  1,799,665
         Federal National Mortgage Association
          0.010%, 03/22/06....................  17,500,000   17,332,389
          4.310%, 03/22/06....................     400,000      396,169
                                                           ------------
         Total Short Term Investments
          (Amortized Cost $19,528,223)........               19,528,223
                                                           ------------
         Total Investments--99.8%
          (Identified Cost $350,968,161) (e)..              423,844,756
         Other assets less liabilities........                  800,132
                                                           ------------
         TOTAL NET ASSETS--100%...............             $424,644,888
                                                           ============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $106,411,907 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $110,057,861 AND SECURITIES WITH A MARKET VALUE OF $9,576.
(b)  NON-INCOME PRODUCING.
(c) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $350,532,245 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $99,452,741 AND $(26,140,230), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
FUTURES CONTRACTS

                                                                                 NET
                                       NUMBER OF  CONTRACT   VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2005    DEPRECIATION
---------------------- --------------- --------- ----------- --------------- ------------
  Russell 2000 Index..    3/16/2006       57     $19,630,985   $19,331,550    $(299,435)
                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................              $423,844,756
       Cash.....................................                   228,498
       Collateral for securities loaned.........               110,057,861
       Receivable for:
        Securities sold.........................                   555,763
        Fund shares sold........................                   962,645
        Accrued interest and dividends..........                   500,481
                                                              ------------
         Total Assets...........................               536,150,004
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    844,008
        Securities purchased....................      336,000
        Futures variation margin................       52,155
        Withholding taxes.......................          293
        Return of collateral for securities
         loaned.................................  110,057,861
       Accrued expenses:
        Management fees.........................       88,958
        Service and distribution fees...........       29,887
        Other expenses..........................       95,954
                                                 ------------
         Total Liabilities......................               111,505,116
                                                              ------------
     NET ASSETS.................................              $424,644,888
                                                              ============
       Net Assets Consists of:
        Capital paid in.........................              $329,615,810
        Undistributed net investment income.....                 3,591,625
        Accumulated net realized gains..........                18,860,293
        Unrealized appreciation on investments
         and futures contracts..................                72,577,160
                                                              ------------
     NET ASSETS.................................              $424,644,888
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($266,467,356 divided by
      19,139,155 shares outstanding)............              $      13.92
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($108,688,968 divided by
      7,918,039 shares outstanding).............              $      13.73
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($49,488,564 divided by
      3,568,758 shares outstanding).............              $      13.87
                                                              ============
     Identified cost of investments.............              $350,968,161
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends..............................              $ 4,828,468(a)
       Interest...............................                  934,666(b)
                                                            -----------
                                                              5,763,134
     EXPENSES
       Management fees........................ $   989,178
       Service and distribution fees--Class B.     230,757
       Service and distribution fees--Class E.      74,830
       Directors' fees and expenses...........      22,264
       Custodian..............................     251,964
       Audit and tax services.................      20,631
       Legal..................................      10,271
       Printing...............................     101,219
       Insurance..............................       7,573
       Miscellaneous..........................      11,785
                                               -----------
       Total expenses.........................   1,720,472
       Management fee waivers.................     (19,099)   1,701,373
                                               -----------  -----------
     NET INVESTMENT INCOME....................                4,061,761
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain on:
       Investments--net.......................  17,300,043
       Futures contracts--net.................   1,552,660   18,852,703
                                               -----------
     Unrealized depreciation on:
       Investments--net.......................  (2,926,860)
       Futures contracts--net.................    (855,815)  (3,782,675)
                                               -----------  -----------
     Net gain.................................               15,070,028
                                                            -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................              $19,131,789
                                                            ===========

(a)NET OF FOREIGN TAXES OF $2,545.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $381,292.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  4,061,761  $  3,056,080
  Net realized gain......................................   18,852,703    17,957,817
  Unrealized appreciation (depreciation).................   (3,782,675)   34,166,564
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   19,131,789    55,180,461
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (1,954,701)   (1,105,498)
    Class B..............................................     (488,212)     (167,111)
    Class E..............................................     (312,859)     (228,581)
                                                          ------------  ------------
                                                            (2,755,772)   (1,501,190)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (9,570,659)            0
    Class B..............................................   (3,378,427)            0
    Class E..............................................   (1,910,282)            0
                                                          ------------  ------------
                                                           (14,859,368)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (17,615,140)   (1,501,190)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   40,847,816    33,887,460
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   42,364,465    87,566,731

NET ASSETS
  Beginning of the period................................  382,280,423   294,713,692
                                                          ------------  ------------
  End of the period...................................... $424,644,888  $382,280,423
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  3,591,625  $  2,698,147
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  5,597,156  $ 75,005,236   5,366,732  $ 67,037,890
  Reinvestments....................................    954,877    11,525,360      87,116     1,105,498
  Redemptions...................................... (5,607,025)  (75,079,788) (5,397,670)  (67,177,189)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    945,008  $ 11,450,808      56,178  $    966,199
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  3,691,555  $ 48,607,976   3,236,659  $ 40,091,574
  Reinvestments....................................    324,382     3,866,639      13,326       167,111
  Redemptions...................................... (1,619,780)  (21,494,922) (1,109,001)  (13,697,642)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  2,396,157  $ 30,979,693   2,140,984  $ 26,561,043
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    806,060  $ 10,769,340   2,523,456  $ 31,408,820
  Reinvestments....................................    184,800     2,223,141      18,070       228,581
  Redemptions...................................... (1,081,292)  (14,575,166) (2,076,459)  (25,277,183)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................    (90,432) $ (1,582,685)    465,067  $  6,360,218
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  3,250,733  $ 40,847,816   2,662,229  $ 33,887,460
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                         CLASS A
                               -------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                               -------------------------------------------------------
                                 2005      2004      2003      2002           2001
                               --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  14.01  $  11.95  $   8.25  $  10.43       $  10.37
                               --------  --------  --------  --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.14      0.12      0.08      0.08           0.10
 Net realized and unrealized
   gain (loss) of investments.     0.40      2.00      3.69     (2.20)         (0.01)
                               --------  --------  --------  --------       --------
 Total from investment
   operations.................     0.54      2.12      3.77     (2.12)          0.09
                               --------  --------  --------  --------       --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.11)    (0.06)    (0.07)    (0.05)         (0.03)
 Distributions from net
   realized capital gains.....    (0.52)     0.00      0.00     (0.01)          0.00
                               --------  --------  --------  --------       --------
 Total distributions..........    (0.63)    (0.06)    (0.07)    (0.06)         (0.03)
                               --------  --------  --------  --------       --------
NET ASSET VALUE, END OF PERIOD $  13.92  $  14.01  $  11.95  $   8.25       $  10.43
                               ========  ========  ========  ========       ========
TOTAL RETURN (%)..............      4.5      17.8      46.1     (20.5)           0.9
Ratio of operating expenses
 to average net assets (%)....     0.35      0.37      0.47      0.49           0.55
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.36        --        --        --           0.56
Ratio of net investment
 income to average net assets
 (%)..........................     1.10      0.97      0.89      0.99           1.03
Portfolio turnover rate (%)...       39        39        42        53             47
Net assets, end of period
 (000)........................ $266,467  $254,898  $216,744  $131,184       $141,958

                                                         CLASS B
                               -------------------------------------------------------
                                                                       JANUARY 2, 2001/(A)/
                                       YEAR ENDED DECEMBER 31,               THROUGH
                               --------------------------------------     DECEMBER 31,
                                 2005      2004      2003      2002           2001
                               --------  --------  --------  --------  -------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  13.82  $  11.80  $   8.16  $  10.33       $   9.84
                               --------  --------  --------  --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.10      0.08      0.05      0.05           0.06
 Net realized and unrealized
   gain (loss) of investments.     0.41      1.98      3.65     (2.17)          0.46
                               --------  --------  --------  --------       --------
 Total from investment
   operations.................     0.51      2.06      3.70     (2.12)          0.52
                               --------  --------  --------  --------       --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.08)    (0.04)    (0.06)    (0.04)         (0.03)
 Distributions from net
   realized capital gains.....    (0.52)     0.00      0.00     (0.01)          0.00
                               --------  --------  --------  --------       --------
 Total distributions..........    (0.60)    (0.04)    (0.06)    (0.05)         (0.03)
                               --------  --------  --------  --------       --------
NET ASSET VALUE, END OF PERIOD $  13.73  $  13.82  $  11.80  $   8.16       $  10.33
                               ========  ========  ========  ========       ========
TOTAL RETURN (%)..............      4.3      17.4      45.7     (20.6)           5.3 (b)
Ratio of operating expenses
 to average net assets (%)....     0.60      0.62      0.72      0.74           0.80 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.61        --        --        --           0.81 (c)
Ratio of net investment
 income to average net assets
 (%)..........................     0.87      0.77      0.64      0.79           0.83 (c)
Portfolio turnover rate (%)...       39        39        42        53             47
Net assets, end of period
 (000)........................ $108,689  $ 76,322  $ 39,911  $ 13,267       $  7,292

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.95  $ 11.92  $  8.23  $10.42      $10.46
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.13     0.09     0.07    0.07        0.01
 Net realized and unrealized
   gain (loss) of investments.    0.40     1.99     3.69   (2.20)      (0.05)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    0.53     2.08     3.76   (2.13)      (0.04)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.09)   (0.05)   (0.07)  (0.05)       0.00
 Distributions from net
   realized capital gains.....   (0.52)    0.00     0.00   (0.01)       0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.61)   (0.05)   (0.07)  (0.06)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 13.87  $ 13.95  $ 11.92  $ 8.23      $10.42
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............     4.4     17.5     46.0   (20.6)       (0.4)(b)
Ratio of operating expenses
 to average net assets (%)....    0.50     0.52     0.62    0.64        0.70 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.51       --       --      --        0.71 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    0.95     0.82     0.74    1.08        1.58 (c)
Portfolio turnover rate (%)...      39       39       42      53          47
Net assets, end of period
 (000)........................ $49,489  $51,061  $38,059  $6,259      $    8

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.0% OF TOTAL NET ASSETS

       SECURITY DESCRIPTION                        SHARES      VALUE*
       ------------------------------------------------------------------

       AEROSPACE & DEFENSE--2.1%
       Aeroflex, Inc. (a).......................    201,500 $   2,166,125
       Armor Holdings, Inc. (a) (b).............     25,700     1,096,105
       Engineered Support Systems, Inc..........     45,975     1,914,399
       Herley Industries, Inc. (a)..............     17,800       293,878
       Mercury Computer Systems, Inc. (a).......     46,800       965,484
       MTC Technologies, Inc. (a) (b)...........     44,500     1,218,410
                                                            -------------
                                                                7,654,401
                                                            -------------

       AIR FREIGHT & LOGISTICS--1.4%
       Forward Air Corp.........................     36,900     1,352,385
       UTI Worldwide, Inc. (b)..................     42,600     3,954,984
                                                            -------------
                                                                5,307,369
                                                            -------------

       AIRLINES--1.2%
       AirTran Holdings, Inc. (a) (b)...........     42,300       678,069
       Frontier Airlines, Inc. (a) (b)..........     27,900       257,796
       SkyWest, Inc.............................    133,400     3,583,124
                                                            -------------
                                                                4,518,989
                                                            -------------

       AUTO COMPONENTS--0.4%
       Gentex Corp. (b).........................     84,300     1,643,850
                                                            -------------

       AUTOMOBILES--0.3%
       Thor Industries, Inc. (b)................     31,500     1,262,205
                                                            -------------

       BEVERAGES--0.2%
       Boston Beer, Inc. (a) (b)................     12,200       305,000
       Peet's Coffee & Tea, Inc. (a) (b)........     16,100       488,635
                                                            -------------
                                                                  793,635
                                                            -------------

       BIOTECHNOLOGY--5.8%
       Abgenix, Inc. (a) (b)....................     68,800     1,479,888
       Alkermes, Inc. (a) (b)...................     53,200     1,017,184
       Amylin Pharmaceuticals, Inc. (a) (b).....     22,600       902,192
       BioMarin Pharmaceutical, Inc. (a)........     34,800       375,144
       Cephalon, Inc. (a) (b)...................     12,173       788,080
       Charles River Laboratories International,
        Inc. (a) (b)............................     23,000       974,510
       Digene Corp. (a) (b).....................     59,600     1,738,532
       Exelixis, Inc. (a) (b)...................     42,800       403,176
       Gen-Probe, Inc. (a) (b)..................     27,500     1,341,725
       IDEXX Laboratories, Inc. (a).............     10,400       748,592
       Incyte Corp. (a) (b).....................    114,000       608,760
       Invitrogen Corp. (a).....................     27,100     1,805,944
       Martek Biosciences Corp. (a) (b).........     37,200       915,492
       Myogen, Inc. (a) (b).....................     21,100       636,376
       Neurocrine Biosciences, Inc. (a) (b).....     30,900     1,938,357
       Protein Design Laboratories, Inc. (a) (b)     85,700     2,435,594
       Senomyx, Inc. (a)........................     53,800       652,056
       Techne Corp. (a).........................     28,300     1,589,045
       Vertex Pharmaceuticals, Inc. (a) (b).....     31,870       881,843
                                                            -------------
                                                               21,232,490
                                                            -------------

       BUILDING PRODUCTS--0.9%
       Color Kinetics, Inc. (a) (b).............    117,100     1,685,069
       Interline Brands, Inc. (a) (b)...........      8,800       200,200

      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      BUILDING PRODUCTS--(CONTINUED)
      Simpson Manufacturing, Inc. (b)............     24,600 $     894,210
      Trex Co., Inc. (a) (b).....................     18,800       527,340
                                                             -------------
                                                                 3,306,819
                                                             -------------

      CAPITAL MARKETS--2.3%
      Affiliated Managers Group, Inc. (a) (b)....     36,349     2,917,007
      Eaton Vance Corp. (b)......................     41,400     1,132,704
      Greenhill & Co., Inc. (b)..................     17,800       999,648
      IntercontinentalExchange, Inc. (a).........      9,200       334,420
      Investors Financial Services Corp. (b).....     28,300     1,042,289
      Raymond James Financial, Inc...............     52,200     1,966,374
                                                             -------------
                                                                 8,392,442
                                                             -------------

      CHEMICALS--0.4%
      Symyx Technologies, Inc. (a) (b)...........     58,300     1,591,007
                                                             -------------

      COMMERCIAL BANKS--1.6%
      Boston Private Financial Holdings, Inc. (b)     51,000     1,551,420
      East West Bancorp, Inc.....................     41,600     1,517,984
      SVB Financial Group (a)....................     22,400     1,049,216
      UCBH Holdings, Inc. (b)....................     90,800     1,623,504
                                                             -------------
                                                                 5,742,124
                                                             -------------

      COMMERCIAL SERVICES & SUPPLIES--5.4%
      ChoicePoint, Inc. (a)......................     48,133     2,142,400
      FactSet Research Systems, Inc. (b).........     32,100     1,321,236
      Global Cash Access, Inc. (a)...............     34,100       497,519
      Global Payments, Inc.......................     48,920     2,280,161
      Heartland Payment Systems, Inc. (a) (b)....     13,500       292,410
      Iron Mountain, Inc. (a) (b)................     36,975     1,561,085
      Kenexa Corp. (a)...........................     31,700       668,870
      Mine Safety Appliances Co. (b).............     33,400     1,209,414
      MoneyGram International, Inc. (b)..........     44,100     1,150,128
      Navigant Consulting, Inc. (a) (b)..........     36,800       808,864
      Stericycle, Inc. (a).......................     29,900     1,760,512
      The Corporate Executive Board Co. (b)......     53,500     4,798,950
      Waste Connections, Inc. (a) (b)............     43,800     1,509,348
                                                             -------------
                                                                20,000,897
                                                             -------------

      COMMUNICATIONS EQUIPMENT--2.6%
      ADTRAN, Inc................................     60,700     1,805,218
      Anaren, Inc. (a)...........................     16,500       257,895
      Avocent Corp. (a)..........................     15,125       411,249
      F5 Networks, Inc. (a) (b)..................     38,400     2,196,096
      Inter-Tel, Inc.............................     86,400     1,690,848
      Plantronics, Inc. (b)......................     62,000     1,754,600
      Polycom, Inc. (a) (b)......................     39,993       611,893
      Powerwave Technologies, Inc. (a) (b).......     75,100       944,007
                                                             -------------
                                                                 9,671,806
                                                             -------------

      COMPUTERS & PERIPHERALS--1.5%
      Applied Films Corp. (a) (b)................     18,500       384,245
      Avid Technology, Inc. (a) (b)..............     78,920     4,321,659
      Maxtor Corp. (a) (b).......................     70,200       487,188
      SBS Technologies, Inc. (a).................     48,400       487,388
                                                             -------------
                                                                 5,680,480
                                                             -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


    SECURITY DESCRIPTION                             SHARES      VALUE*
    -----------------------------------------------------------------------

    CONSTRUCTION & ENGINEERING--0.2%
    Insituform Technologies, Inc. (a) (b).........     29,000 $     561,730
                                                              -------------

    DIVERSIFIED CONSUMER SERVICES--2.0%
    Bright Horizons Family Solutions, Inc. (a) (b)     58,400     2,163,720
    Corinthian Colleges, Inc. (a) (b).............     46,900       552,482
    Education Management Corp. (a)................     79,500     2,664,045
    ITT Educational Services, Inc. (a)............     36,700     2,169,337
                                                              -------------
                                                                  7,549,584
                                                              -------------

    DIVERSIFIED FINANCIAL SERVICES--0.3%
    CapitalSource, Inc. (b).......................     15,500       347,200
    Jackson Hewitt Tax Service, Inc...............     23,100       640,101
                                                              -------------
                                                                    987,301
                                                              -------------

    ELECTRICAL EQUIPMENT--0.2%
    II-VI, Inc. (a)...............................     34,500       616,515
                                                              -------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
    CyberOptics Corp. (a).........................    175,237     2,362,195
    Daktronics, Inc. (b)..........................     14,400       425,808
    FLIR Systems, Inc. (a)........................     74,500     1,663,585
    Itron, Inc. (a)...............................     16,900       676,676
    Orbotech, Ltd. (a)............................     37,700       903,669
    ScanSource, Inc. (a) (b)......................     27,100     1,481,828
    TTM Technologies, Inc. (a)....................    221,500     2,082,100
                                                              -------------
                                                                  9,595,861
                                                              -------------

    ENERGY EQUIPMENT & SERVICES--3.2%
    Atwood Oceanics, Inc. (a) (b).................      6,500       507,195
    Cal Dive International, Inc. (a) (b)..........     90,200     3,237,278
    FMC Technologies, Inc. (a) (b)................     20,900       897,028
    Global Industries, Inc. (a) (b)...............     60,000       681,000
    Grey Wolf, Inc. (a) (b).......................     56,500       436,745
    Helmerich & Payne, Inc. (b)...................     12,000       742,920
    Lone Star Technologies, Inc. (a)..............      3,800       196,308
    Oil States International, Inc. (a)............     44,500     1,409,760
    Patterson-UTI Energy, Inc.....................     53,600     1,766,120
    Unit Corp. (a)................................     38,500     2,118,655
                                                              -------------
                                                                 11,993,009
                                                              -------------

    FOOD & STAPLES RETAILING--0.5%
    United Natural Foods, Inc. (a) (b)............     64,200     1,694,880
                                                              -------------

    FOOD PRODUCTS--0.5%
    SunOpta, Inc. (a) (b).........................    332,900     1,751,054
                                                              -------------

    HEALTH CARE EQUIPMENT & SUPPLIES--8.7%
    American Medical Systems Holdings, Inc. (a)...     20,100       358,383
    ArthroCare Corp. (a) (b)......................     41,800     1,761,452
    Aspect Medical Systems, Inc. (a) (b)..........     69,400     2,383,890
    Computer Programs & Systems, Inc. (b).........    103,500     4,288,005
    Cytyc Corp. (a)...............................     56,500     1,594,995
    Dentsply International, Inc...................     25,450     1,366,410
    Hologic, Inc. (a).............................     72,600     2,752,992
    ICU Medical, Inc. (a) (b).....................     50,900     1,995,789

 SECURITY DESCRIPTION                                   SHARES      VALUE*
 -----------------------------------------------------------------------------

 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
 Immucor, Inc. (a) (b)...............................      7,600 $     177,536
 INAMED Corp. (a) (b)................................     31,100     2,726,848
 Integra LifeSciences Holdings (a) (b)...............     29,700     1,053,162
 Kyphon, Inc. (a)....................................     38,600     1,576,038
 Mentor Corp. (b)....................................     16,300       751,104
 Merit Medical Systems, Inc. (a).....................     29,400       356,916
 Patterson Cos., Inc. (a) (b)........................     27,900       931,860
 Respironics, Inc. (a)...............................     85,000     3,150,950
 STERIS Corp. (b)....................................     70,600     1,766,412
 Thoratec Corp. (a) (b)..............................    107,800     2,230,382
 Varian, Inc. (a)....................................     16,600       660,514
 Wright Medical Group, Inc. (a) (b)..................     18,100       369,240
                                                                 -------------
                                                                    32,252,878
                                                                 -------------

 HEALTH CARE PROVIDERS & SERVICES--7.1%
 Amedisys, Inc. (a) (b)..............................     35,700     1,507,968
 AmSurg Corp. (a) (b)................................     10,500       240,030
 Community Health Systems, Inc. (a)..................     24,900       954,666
 Coventry Health Care, Inc. (a)......................     47,275     2,692,784
 DaVita, Inc. (a) (b)................................     58,400     2,957,376
 Gentiva Health Services, Inc. (a)...................     42,000       619,080
 Henry Schein, Inc. (a) (b)..........................     12,400       541,136
 Lifeline Systems, Inc. (a)..........................      8,300       303,448
 LifePoint Hospitals, Inc. (a).......................     25,200       945,000
 Manor Care, Inc. (b)................................     23,800       946,526
 Matria Healthcare, Inc. (a) (b).....................     34,149     1,323,615
 Omnicare, Inc.......................................     41,100     2,351,742
 Option Care, Inc. (b)...............................     20,800       277,888
 Pharmaceutical Product Development, Inc.............     26,600     1,647,870
 Renal Care Group, Inc. (a)..........................     24,900     1,178,019
 Symbion, Inc. (a) (b)...............................     63,700     1,465,100
 The Advisory Board Co. (a) (b)......................     81,700     3,894,639
 Triad Hospitals, Inc. (a)...........................     18,100       710,063
 United Surgical Partners International, Inc. (a) (b)     46,900     1,507,835
                                                                 -------------
                                                                    26,064,785
                                                                 -------------

 HOTELS, RESTAURANTS & LEISURE--4.2%
 BJ's Restaurants, Inc. (a) (b)......................     66,700     1,524,762
 CEC Entertainment, Inc. (a) (b).....................     28,750       978,650
 International Speedway Corp. (Class A)..............      6,200       296,980
 Orient-Express Hotels, Ltd. (Class A)...............      5,900       185,968
 P.F. Chang's China Bistro, Inc. (a) (b).............     39,400     1,955,422
 Rare Hospitality International, Inc. (a)............     62,975     1,913,810
 Shuffle Master, Inc. (a) (b)........................     65,950     1,657,983
 Sonic Corp. (a) (b).................................     47,575     1,403,463
 Station Casinos, Inc................................     50,800     3,444,240
 The Cheesecake Factory, Inc. (a) (b)................     29,749     1,112,315
 WMS Industries, Inc. (a) (b)........................     46,600     1,169,194
                                                                 -------------
                                                                    15,642,787
                                                                 -------------

 HOUSEHOLD DURABLES--0.9%
 Harman International Industries, Inc................      7,400       724,090
 M.D.C. Holdings, Inc. (b)...........................     23,083     1,430,684
 Toll Brothers, Inc. (a) (b).........................     34,000     1,177,760
                                                                 -------------
                                                                     3,332,534
                                                                 -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                     SHARES      VALUE*
        ---------------------------------------------------------------

        INSURANCE--1.5%
        Brown & Brown, Inc. (b)...............     38,200 $   1,166,628
        Max Re Capital, Ltd...................     44,900     1,166,053
        RenaissanceRe Holdings, Ltd. (b)......     12,800       564,608
        StanCorp Financial Group, Inc.........     36,400     1,818,180
        Triad Guaranty, Inc. (a)..............     15,300       673,047
                                                          -------------
                                                              5,388,516
                                                          -------------

        INTERNET & CATALOG RETAIL--1.1%
        Coldwater Creek, Inc. (a) (b).........     72,600     2,216,478
        drugstore.com, Inc. (a) (b)...........    128,400       365,940
        Insight Enterprises, Inc. (a) (b).....     41,636       816,482
        The Sportsman's Guide, Inc. (a).......     30,900       736,965
                                                          -------------
                                                              4,135,865
                                                          -------------

        INTERNET SOFTWARE & SERVICES--3.5%
        Aptimus, Inc. (a).....................     44,600       352,786
        Blue Coat Systems, Inc. (a) (b).......     36,500     1,668,780
        CNET Networks, Inc. (a) (b)...........     82,500     1,211,925
        Cybersource Corp. (a) (b).............     81,500       537,900
        Digital Insight Corp. (a).............     47,200     1,511,344
        Digital River, Inc. (a) (b)...........     18,500       550,190
        EarthLink, Inc. (a)...................     20,100       223,311
        FileNET Corp. (a) (b).................     27,400       708,290
        Jupitermedia Corp. (a) (b)............     74,800     1,105,544
        MatrixOne, Inc. (a)...................    211,300     1,054,387
        Motive, Inc. (a) (b)..................     74,700       230,823
        NetIQ Corp. (a) (b)...................     17,100       210,159
        RightNow Technologies, Inc. (a) (b)...     85,300     1,574,638
        SupportSoft, Inc. (a) (b).............     82,600       348,572
        Websense, Inc. (a) (b)................     24,600     1,614,744
                                                          -------------
                                                             12,903,393
                                                          -------------

        IT SERVICES--3.7%
        CACI International, Inc. (Class A) (a)     29,300     1,681,234
        Cognizant Technology Solutions Corp.
         (Class A) (a)........................     34,400     1,732,040
        Inforte Corp..........................    307,500     1,214,625
        NAVTEQ, Inc. (a)......................     16,900       741,403
        NCI, Inc. (Class A) (a)...............    138,800     1,905,724
        Packeteer, Inc. (a)...................     79,100       614,607
        Resources Connection, Inc. (a) (b)....    111,300     2,900,478
        SI International, Inc. (a) (b)........     11,200       342,384
        SRA International, Inc. (a) (b).......     78,700     2,403,498
                                                          -------------
                                                             13,535,993
                                                          -------------

        LEISURE EQUIPMENT & PRODUCTS--0.7%
        Marvel Entertainment, Inc. (b)........     37,749       618,329
        SCP Pool Corp.........................     54,225     2,018,254
                                                          -------------
                                                              2,636,583
                                                          -------------

        MACHINERY--2.4%
        Actuant Corp. (a) (b).................     51,000     2,845,800
        Ceradyne, Inc. (a) (b)................     40,100     1,756,380
        Dionex Corp. (a)......................     10,300       505,524

    SECURITY DESCRIPTION                              SHARES      VALUE*
    ------------------------------------------------------------------------

    MACHINERY--(CONTINUED)
    iRobot Corp. (a) (b)...........................     20,000 $     666,600
    Oshkosh Truck Corp.............................     68,600     3,058,874
                                                               -------------
                                                                   8,833,178
                                                               -------------

    MEDIA--1.9%
    Cox Radio, Inc. (Class A) (a) (b)..............     41,800       588,544
    Dolby Laboratories, Inc. (Class A) (a).........     25,000       426,250
    Entercom Communications Corp. (a) (b)..........     22,900       679,443
    Getty Images, Inc. (a).........................     24,500     2,187,115
    Gray Television, Inc...........................     42,500       417,350
    Macrovision Corp. (a)..........................     39,100       654,143
    Radio One, Inc. (Class D) (a) (b)..............     85,000       879,750
    Regent Communications, Inc. (a) (b)............     81,900       380,016
    Scholastic Corp. (a)...........................      9,900       282,249
    Spanish Broadcasting Systems, Inc. (a).........     64,100       327,551
    Valassis Communications, Inc. (a) (b)..........      8,000       232,560
                                                               -------------
                                                                   7,054,971
                                                               -------------

    METALS & MINING--0.3%
    Reliance Steel & Aluminum Co...................      4,200       256,704
    Steel Dynamics, Inc. (b).......................     19,000       674,690
                                                               -------------
                                                                     931,394
                                                               -------------

    MULTILINE RETAIL--0.3%
    Fred's, Inc. (b)...............................     64,050     1,042,093
                                                               -------------

    OFFICE ELECTRONICS--0.6%
    Zebra Technologies Corp. (Class A) (a).........     50,842     2,178,580
                                                               -------------

    OIL, GAS & CONSUMABLE FUELS--2.7%
    Bill Barrett Corp. (a) (b).....................     62,800     2,424,708
    Cabot Oil & Gas Corp...........................     50,200     2,264,020
    Comstock Resources, Inc. (a)...................    101,000     3,081,510
    Forest Oil Corp. (a) (b).......................     29,700     1,353,429
    Stone Energy Corp. (a) (b).....................     22,700     1,033,531
                                                               -------------
                                                                  10,157,198
                                                               -------------

    PHARMACEUTICALS--2.1%
    Andrx Corp. (a) (b)............................     18,300       301,401
    Bradley Pharmaceuticals, Inc. (a) (b)..........     19,700       187,150
    InterMune, Inc. (a) (b)........................     22,300       374,640
    Medicis Pharmaceutical Corp. (Class A) (b).....     46,400     1,487,120
    Noven Pharmaceuticals, Inc. (a) (b)............     71,600     1,083,308
    Par Pharmaceutical Companies, Inc. (a) (b).....     10,400       325,936
    Rigel Pharmaceuticals, Inc. (a) (b)............     48,800       407,968
    Salix Pharmaceuticals, Ltd. (a)................     81,260     1,428,551
    Taro Pharmaceutical Industries, Ltd. (a) (b)...     23,600       329,692
    The Medicines Co. (a)..........................     76,500     1,334,925
    Valeant Pharmaceuticals International, Inc. (b)     22,000       397,760
                                                               -------------
                                                                   7,658,451
                                                               -------------

    ROAD & RAIL--1.2%
    Dollar Thrifty Automotive Group, Inc. (a) (b)..     23,800       858,466
    Old Dominion Freight Line, Inc. (a)............     73,050     1,970,889

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                           SHARES      VALUE*
     ---------------------------------------------------------------------

     ROAD & RAIL--(CONTINUED)
     U.S. Xpress Enterprises, Inc. (a) (b).......     32,900 $     571,802
     Werner Enterprises, Inc. (b)................     46,100       908,170
                                                             -------------
                                                                 4,309,327
                                                             -------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 5.6%
     Advanced Energy Industries, Inc. (a) (b)....    128,400     1,518,972
     AMIS Holdings, Inc. (a) (b).................     40,700       433,455
     ATMI, Inc. (a) (b)..........................     38,200     1,068,454
     Brooks Automation, Inc. (a) (b).............     16,800       210,504
     Cohu, Inc. (b)..............................     44,000     1,006,280
     Cymer, Inc. (a) (b).........................     46,000     1,633,460
     Entegris, Inc. (a) (b)......................     79,900       752,658
     Exar Corp. (a)..............................     45,700       572,164
     Integrated Device Technology, Inc. (a)......     59,150       779,597
     Integrated Silicon Solution, Inc. (a) (b)...     94,300       607,292
     Intersil Corp. (Class A)....................     76,864     1,912,376
     Micrel, Inc. (a) (b)........................     30,400       352,640
     Microchip Technology, Inc...................      7,350       236,303
     Microsemi Corp. (a).........................     46,800     1,294,488
     OmniVision Technologies, Inc. (a) (b).......     34,200       682,632
     ON Semiconductor Corp.......................    195,300     1,080,009
     Pericom Semiconductor Corp. (a).............     32,400       258,228
     Semtech Corp. (a)...........................     53,600       978,736
     Silicon Storage Technology, Inc. (a) (b)....     90,200       455,510
     Tessera Technologies, Inc. (a) (b)..........     29,300       757,405
     TriQuint Semiconductor, Inc. (a) (b)........     94,520       420,614
     Varian Semiconductor Equipment, Inc. (a) (b)     41,800     1,836,274
     Virage Logic Corp. (a) (b)..................     68,700       678,756
     Zoran Corp. (a).............................     80,791     1,309,622
                                                             -------------
                                                                20,836,429
                                                             -------------

     SOFTWARE--5.1%
     Activision, Inc. (a) (b)....................    154,177     2,118,392
     Actuate Corp. (a)...........................    153,000       480,420
     Agile Software Corp. (a)....................    145,800       871,884
     Borland Software Corp. (a) (b)..............     94,400       616,432
     Cognex Corp. (b)............................     42,200     1,269,798
     Epicor Software Corp. (a)...................     25,600       361,728
     Fair Isaac Corp. (b)........................     60,919     2,690,792
     Hyperion Solutions Corp. (a)................     78,113     2,797,990
     Informatica Corp. (a) (b)...................     90,800     1,089,600
     Jack Henry & Associates, Inc. (b)...........     41,700       795,636
     Open Solutions, Inc. (a)....................     21,700       497,364
     Quest Software, Inc. (a) (b)................     27,200       396,848
     Radiant Systems, Inc. (a)...................    111,350     1,354,016
     Red Hat, Inc. (a) (b).......................     62,500     1,702,500
     RSA Security, Inc. (a)......................     10,500       117,915
     Serena Software, Inc. (a) (b)...............     44,400     1,040,736
     Taleo Corp. (a).............................     58,400       775,552
                                                             -------------
                                                                18,977,603
                                                             -------------

     SPECIALTY RETAIL--6.0%
     A.C. Moore Arts & Crafts, Inc. (a) (b)......    120,900     1,759,095
     Christopher & Banks Corp. (b)...............     42,650       800,967
     GameStop Corp. (Class A) (a) (b)............     27,700       881,414

       SECURITY DESCRIPTION                      SHARES       VALUE*
       -----------------------------------------------------------------

       SPECIALTY RETAIL--(CONTINUED)
       Hibbett Sporting Goods, Inc. (a).......     69,650 $   1,983,632
       Hot Topic, Inc. (a)....................     62,900       896,325
       MarineMax, Inc. (a) (b)................     45,000     1,420,650
       Michaels Stores, Inc...................     36,700     1,298,079
       O'Reilly Automotive, Inc. (a)..........     94,200     3,015,342
       Pacific Sunwear of California, Inc. (a)     79,055     1,970,051
       Ross Stores, Inc. (b)..................     28,100       812,090
       The Gymboree Corp. (a).................     81,500     1,907,100
       Tractor Supply Co. (a).................     29,700     1,572,318
       Urban Outfitters, Inc. (a) (b).........     75,800     1,918,498
       West Marine, Inc. (a) (b)..............     12,000       167,760
       Williams-Sonoma, Inc. (a) (b)..........     25,800     1,113,270
       Zumiez, Inc. (a) (b)...................     11,400       492,708
                                                          -------------
                                                             22,009,299
                                                          -------------

       TEXTILES, APPAREL & LUXURY GOODS--1.2%
       Fossil, Inc. (a) (b)...................     93,549     2,012,239
       Quiksilver, Inc. (a) (b)...............    123,500     1,709,240
       The Timberland Co. (Class A) (a).......     24,600       800,730
                                                          -------------
                                                              4,522,209
                                                          -------------

       TRADING COMPANIES & DISTRIBUTORS--0.4%
       Hughes Supply, Inc.....................     36,400     1,304,940
                                                          -------------

       WIRELESS TELECOMMUNICATION SERVICES--1.2%
       JAMDAT Mobile, Inc. (a)................     56,100     1,491,138
       NII Holdings, Inc. (Class B) (a) (b)...     33,000     1,441,440
       Novatel Wireless, Inc. (a) (b).........     10,500       127,155
       UbiquiTel, Inc. (a)....................     40,700       402,523
       Wireless Facilities, Inc. (a) (b)......    176,900       902,190
                                                          -------------
                                                              4,364,446
                                                          -------------
       Total Common Stock
        (Identified Cost $272,998,139)........              361,621,900
                                                          -------------

       SHORT TERM INVESTMENTS--2.0%
       -----------------------------------------------------------------

       MUTUAL FUNDS--2.0%
       T. Rowe Price Reserve Investment Fund..  7,502,512     7,502,512
                                                          -------------
       Total Short Term Investments
        (Amortized Cost $7,502,512)...........                7,502,512
                                                          -------------
       Total Investments--100.0%
        (Identified Cost $280,500,651) (c)....              369,124,412
       Liabilities in excess of other assets..                  (12,068)
                                                          -------------
       TOTAL NET ASSETS 100%..................            $ 369,112,344
                                                          =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $92,429,659 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $95,325,738.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $281,137,594 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $112,149,138 AND ($24,162,320), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value..................             $369,124,412
         Collateral for securities loaned......               95,325,738
         Receivable for:
          Securities sold......................                3,803,854
          Fund shares sold.....................                  447,748
          Accrued interest and dividends.......                  100,524
                                                            ------------
           Total Assets........................              468,802,276
       LIABILITIES
         Payable for:
          Fund shares redeemed................. $ 1,231,073
          Securities purchased.................   2,892,009
          Return of collateral for securities
           loaned..............................  95,325,738
         Accrued expenses:
          Management fees......................     159,534
          Service and distribution fees........       8,923
          Other expenses.......................      72,655
                                                -----------
           Total Liabilities...................               99,689,932
                                                            ------------
       NET ASSETS..............................             $369,112,344
                                                            ============
         Net assets consists of:
          Capital paid in......................             $310,279,368
          Accumulated net realized losses......              (29,790,785)
          Unrealized appreciation on
           investments.........................               88,623,761
                                                            ------------
       NET ASSETS..............................             $369,112,344
                                                            ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($318,845,402 divided by
        21,067,680 shares outstanding).........             $      15.13
                                                            ============
       CLASS B
       Net asset value and redemption price per
        share ($30,356,611 divided by
        2,039,992 shares outstanding)..........             $      14.88
                                                            ============
       CLASS E
       Net asset value and redemption price per
        share ($19,910,331 divided by
        1,332,122 shares outstanding)..........             $      14.95
                                                            ============
       Identified cost of investments..........             $280,500,651
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Dividends..............................             $ 1,278,970(a)
        Interest...............................                 267,981(b)
                                                            -----------
                                                              1,546,951

      EXPENSES
        Management fees........................ $1,777,161
        Service and distribution fees--Class B.     54,121
        Service and distribution fees--Class E.     27,028
        Directors' fees and expenses...........     22,264
        Custodian..............................    149,967
        Audit and tax services.................     20,440
        Legal..................................      8,756
        Printing...............................     87,835
        Insurance..............................      7,064
        Miscellaneous..........................      5,948
                                                ----------
        Total expenses.........................  2,160,584
        Expense reductions.....................     (5,906)
        Management fee waivers.................    (25,660)   2,129,018
                                                ----------  -----------
      NET INVESTMENT LOSS......................                (582,067)
                                                            -----------
      REALIZED AND UNREALIZED GAIN
      Realized gain on:
        Investments--net.......................              26,182,307

      Unrealized appreciation on:
        Investments--net.......................              10,826,102
                                                            -----------
      Net gain.................................              37,008,409
                                                            -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS..............................             $36,426,342
                                                            ===========

(a)NET OF FOREIGN TAXES OF $288.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $97,789.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment loss............................................... $   (582,067) $ (1,027,393)
  Net realized gain.................................................   26,182,307    16,667,874
  Unrealized appreciation...........................................   10,826,102    18,677,046
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   36,426,342    34,317,527
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (13,985,171)    3,120,390
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................   22,441,171    37,437,917

NET ASSETS
  Beginning of the period...........................................  346,671,173   309,233,256
                                                                     ------------  ------------
  End of the period................................................. $369,112,344  $346,671,173
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT LOSS
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,482,008  $ 34,917,352   1,941,629  $ 24,466,037
  Redemptions................................................. (4,358,048)  (60,850,447) (3,263,743)  (40,853,480)
                                                               ----------  ------------  ----------  ------------
  Net decrease................................................ (1,876,040) $(25,933,095) (1,322,114) $(16,387,443)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,181,972  $ 16,375,307   1,317,885  $ 16,243,534
  Redemptions.................................................   (296,491)   (4,116,561)   (175,899)   (2,128,475)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................    885,481  $ 12,258,746   1,141,986  $ 14,115,059
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    296,321  $  4,126,882     791,916  $  9,935,322
  Redemptions.................................................   (322,762)   (4,437,704)   (367,496)   (4,542,548)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    (26,441) $   (310,822)    424,420  $  5,392,774
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. (1,017,000) $(13,985,171)    244,292  $  3,120,390
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  13.63  $  12.27  $   8.71  $  11.89  $  14.30
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment loss..........    (0.02)    (0.04)    (0.04)    (0.04)    (0.04)
 Net realized and unrealized
   gain (loss) of investments.     1.52      1.40      3.60     (3.14)    (1.27)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     1.50      1.36      3.56     (3.18)    (1.31)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (1.10)
                               --------  --------  --------  --------  --------
 Total distributions..........     0.00      0.00      0.00      0.00     (1.10)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  15.13  $  13.63  $  12.27  $   8.71  $  11.89
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     11.0      11.1      40.9     (26.7)     (9.0)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.60      0.60      0.63      0.61      0.61
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.59      0.60      0.63        --        --
Ratio of net investment loss
 to average net assets (%)....    (0.14)    (0.31)    (0.39)    (0.38)    (0.34)
Portfolio turnover rate (%)...       31        28        25        44        38
Net assets, end of period
 (000)........................ $318,845  $312,834  $297,728  $210,410  $298,699

                                                   CLASS B
                                 ---------------------------------------
                                                           JULY 30, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,       THROUGH
                                 ------------------------    DECEMBER 31,
                                   2005     2004    2003         2002
                                 -------  -------  ------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $ 13.44  $ 12.11  $ 8.59       $ 8.67
                                 -------  -------  ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment loss..........   (0.04)   (0.03)  (0.01)       (0.01)
   Net realized and unrealized
     gain (loss) of investments.    1.48     1.36    3.53        (0.07)
                                 -------  -------  ------       ------
   Total from investment
     operations.................    1.44     1.33    3.52        (0.08)
                                 -------  -------  ------       ------
  NET ASSET VALUE, END OF PERIOD $ 14.88  $ 13.44  $12.11       $ 8.59
                                 =======  =======  ======       ======
  TOTAL RETURN (%)..............    10.7     11.0    41.0         (0.9)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......    0.84     0.85    0.88         0.86 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...    0.84     0.85    0.88           --
  Ratio of net investment loss
   to average net assets (%)....   (0.40)   (0.52)  (0.59)       (0.63)(c)
  Portfolio turnover rate (%)...      31       28      25           44
  Net assets, end of period
   (000)........................ $30,357  $15,516  $  152       $    3

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 13.49  $ 12.15  $  8.64  $11.80      $12.22
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income (loss).   (0.04)   (0.05)   (0.03)  (0.02)       0.00
 Net realized and unrealized
   gain (loss) of investments.    1.50     1.39     3.54   (3.14)      (0.42)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.46     1.34     3.51   (3.16)      (0.42)
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 14.95  $ 13.49  $ 12.15  $ 8.64      $11.80
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    10.8     11.0     40.6   (26.8)       (3.4)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    0.74     0.75     0.78    0.76        0.76 (c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    0.74     0.75     0.78      --          --
Ratio of net investment loss
 to average net assets (%)....   (0.30)   (0.45)   (0.52)  (0.53)       0.00 (c)
Portfolio turnover rate (%)...      31       28       25      44          38
Net assets, end of period
 (000)........................ $19,910  $18,321  $11,353  $1,809      $  0.1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.6% OF TOTAL NET ASSETS



       SECURITY DESCRIPTION                        SHARES      VALUE*
       ------------------------------------------------------------------

       BERMUDA--0.0%
       Regal Hotels International Holdings Ltd... 2,414,000 $     170,603
                                                            -------------

       BRAZIL--0.5%
       Banco Nossa Caixa S.A. (a)................    12,000       179,319
       Unibanco-Uniao de Banco Brasileiros S.A.
        (GDR) (b)................................    13,100       832,767
       Votorantim Celulose Papel S.A. (ADR) (b)..   130,450     1,603,231
                                                            -------------
                                                                2,615,317
                                                            -------------

       CANADA--0.2%
       ACE Aviation Holdings, Inc. (a)...........    33,700     1,098,332
                                                            -------------

       CAYMAN ISLANDS--0.5%
       Foxconn International Holdings, Ltd....... 1,451,000     2,333,147
       The 9, Ltd. (ADR) (b).....................    32,300       493,867
                                                            -------------
                                                                2,827,014
                                                            -------------

       DENMARK--0.8%
       Coloplast (b).............................    26,400     1,638,524
       Danske Bank A/S...........................    70,410     2,482,275
                                                            -------------
                                                                4,120,799
                                                            -------------

       FINLAND--2.3%
       Elisa Oyj (b).............................    85,700     1,587,532
       Fortum Oyj................................   105,600     1,980,937
       Metso Oyj.................................    76,800     2,101,299
       Neste Oil, Oyj (a) (b)....................    52,300     1,481,440
       Nokia Corp. (ADR).........................   278,504     5,096,623
                                                            -------------
                                                               12,247,831
                                                            -------------

       FRANCE--12.8%
       Accor S.A. (b)............................    65,700     3,613,312
       AIR LIQUIDE (b)...........................    10,400     2,001,298
       Air Liquide S.A...........................     2,200       423,391
       AXA S.A. (b)..............................   196,900     6,365,046
       BNP Paribas S.A. (b)......................    61,273     4,959,956
       CNP Assurances S.A. (b)...................    41,500     3,272,951
       Compagnie Generale de Geophysique S.A. (b)   112,300     1,987,710
       Eiffage S.A...............................    14,567     1,575,054
       Fimalac S.A...............................     5,100       311,841
       France Telecom S.A. (ADR) (b).............    61,293     1,522,518
       Lagardere S.C.A. (b)......................    50,200     3,864,377
       Nexity....................................    44,600     2,269,803
       NRJ Groupe (b)............................    77,800     1,904,786
       Orpea (a)(b)..............................    29,046     1,595,507
       Sanef, Inc................................    32,400     2,194,619
       Sanofi-Aventis (ADR) (b)..................    88,300     3,876,370
       Societe Generale..........................    28,300     3,482,373
       Total S.A. (b)............................    40,551    10,208,412
       Total S.A. (ADR) (b)......................    31,500     3,981,600
       Vinci S.A. (b)............................    33,100     2,846,530
       Vivendi Universal S.A. (ADR)..............   196,000     6,160,280
                                                            -------------
                                                               68,417,734
                                                            -------------

      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      GERMANY--13.0%
      Aareal Bank AG (b)............................  18,137 $     688,796
      Allianz AG....................................  67,329    10,200,835
      Axel Springer AG..............................   1,268       161,850
      Bayer AG......................................  55,100     2,302,578
      Bayer AG (ADR) (b)............................  32,600     1,361,376
      Bilfinger & Berger Bau AG (b).................  47,900     2,284,817
      DAB Bank AG (b)............................... 147,910     1,190,905
      DaimlerChrysler AG (b)........................  48,100     2,454,543
      Deutsche Post AG..............................  71,400     1,731,446
      Deutsche Postbank AG (b)......................  13,000       754,151
      Deutsche Telekom AG (ADR) (b)................. 353,700     5,882,031
      E.ON AG.......................................  35,500     3,675,116
      E.ON AG (ADR) (b).............................  62,200     2,147,144
      Heidelberger Druckmaschinen AG................  59,800     2,288,071
      Hochtief AG (b)............................... 103,243     4,628,980
      Hypo Real Estate Holding AG...................  95,008     4,947,162
      Interhyp AG...................................   6,300       566,997
      IWKA Group AG (b).............................  68,200     1,473,648
      MAN AG........................................  30,455     1,625,815
      MTU Aero Engines Holding AG (a)...............  31,200       970,974
      Munchener Ruckversicherungs-Gesellschaft AG...  35,200     4,767,812
      Q-Cells AG (a)................................  11,100       647,381
      RWE AG (b)....................................  29,481     2,183,725
      SAP AG (ADR) (b)..............................  50,300     2,267,021
      SGL Carbon AG (b)............................. 107,700     1,779,894
      Siemens AG (ADR)..............................  31,200     2,670,408
      SolarWorld AG.................................  14,600     1,953,722
      United Internet AG............................  43,347     1,655,445
                                                             -------------
                                                                69,262,643
                                                             -------------

      GREECE--0.3%
      OPAP S.A......................................  53,630     1,846,989
                                                             -------------

      HONG KONG--1.0%
      Cheung Kong Holdings, Ltd. (b)................ 114,000     1,168,227
      Hutchison Whampoa, Ltd. (b)................... 199,000     1,891,778
      The Wharf Holdings, Ltd....................... 655,000     2,311,898
                                                             -------------
                                                                 5,371,903
                                                             -------------

      IRELAND--0.3%
      C & C Group, Plc.............................. 270,625     1,717,327
                                                             -------------

      ISRAEL--1.0%
      Bank Hapoalim B.M............................. 361,200     1,672,420
      Bank Leumi Le Israel.......................... 593,600     2,270,017
      Teva Pharmaceutical Industries, Ltd. (ADR) (b)  32,800     1,410,728
                                                             -------------
                                                                 5,353,165
                                                             -------------

      ITALY--4.3%
      Banca Intesa S.p.A.- RNC...................... 923,998     4,566,903
      Banche Popolari Unite S.c.ar.l. (b)...........  95,300     2,089,501
      Banco Popolare di Verona e Novara S.c.ar.l....  52,300     1,058,236
      Buzzi Unicem S.p.A............................  33,000       361,431
      Campari....................................... 164,370     1,215,681
      Eni S.p.A. (ADR) (b)..........................  17,900     2,496,334

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        ITALY--(CONTINUED)
        Fastweb (a).............................    31,300 $   1,430,662
        Lottomatica SpA (a).....................    39,400     1,424,453
        Mediobanca S.p.A........................    70,300     1,342,739
        Telecom Italia S.p.A.-RNC............... 1,136,200     2,818,622
        UniCredito Italiano S.p.A...............   469,000     3,232,171
        UniCredito Italiano S.p.A. (ADR)........    98,100       702,104
                                                           -------------
                                                              22,738,837
                                                           -------------

        JAPAN--26.3%
        Ajinomoto Co., Inc......................   109,000     1,117,606
        Aoyama Trading Co., Ltd.................    63,400     2,140,749
        Asahi Breweries, Ltd. (b)...............   116,600     1,430,073
        Asics Corp. (b).........................    77,000       820,549
        Bank of Nagoya..........................   163,000     1,306,559
        Canon Finetech, Inc.....................       200         4,423
        Canon, Inc. (b).........................    47,700     2,806,199
        Circle K Sunkus Co., Ltd................    22,800       579,269
        Credit Saison Co., Ltd..................    88,900     4,428,227
        Daihatsu Motor Co., Ltd. (b)............   197,000     2,147,768
        Daiwa Securities Group, Inc. (b)........   413,000     4,739,051
        E Trade Securities......................       163     1,268,106
        East Japan Railway Co...................       411     2,820,193
        FamilyMart Co., Ltd. (b)................    41,700     1,408,553
        Fujitsu, Ltd. (b).......................   325,000     2,476,563
        Hokugin Financial Group, Inc. (b).......   384,900     1,780,802
        Isetan Co., Ltd. (b)....................    54,500     1,158,041
        JAFCO Co., Ltd. (b).....................    33,000     2,979,373
        JSR Corp. (b)...........................    85,100     2,230,607
        Juroku Bank.............................   198,000     1,488,473
        Kansai Paint Co.........................    16,000       136,277
        Kawasaki Kisen Kaisha, Ltd. (b).........   330,000     2,088,739
        Kayaba Industry Co., Ltd................   154,000       522,491
        Kirin Brewery Co., Ltd. (b).............    66,000       774,911
        Konica Minolta Holdings, Inc............    72,000       737,610
        Marui Co., Ltd..........................    70,200     1,389,526
        Matsushita Electric Industrial Co., Ltd.   145,000     2,808,132
        Millea Holdings, Inc....................        99     1,720,133
        Mitsubishi Estate Co., Ltd..............   144,000     3,018,649
        Mitsubishi Securities (b)...............   129,000     1,601,726
        Mitsui Fudosan Co., Ltd. (b)............   140,000     2,861,695
        Mitsui Trust Holdings, Inc..............   191,000     2,314,042
        Murata Manufacturing Co., Ltd...........    44,600     2,887,806
        NEC Corp. (b)...........................   413,000     2,593,541
        NEC Electronics Corp....................    46,300     1,514,505
        Nidec Corp. (b).........................     6,300       542,309
        Nikko Cordial Corp......................   528,000     8,490,322
        Nikon Corp. (b).........................    14,000       220,136
        Nippon Chemi-Con Corp...................   211,000     1,302,109
        Nippon Electronic, Inc. (b).............   104,200     2,300,999
        Nippon Express Co., Ltd.................   228,000     1,398,805
        Nissan Motor Co., Ltd...................   145,500     1,485,359
        Nitori Co., Ltd.........................    11,050     1,037,288
        Nitto Denko Corp........................    48,100     3,738,278
        Nomura Holdings, Inc....................   218,100     4,189,124
        NTT Urban Development...................       194     1,294,530

       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       JAPAN--(CONTINUED)
       Obayashi Corp...............................  89,000 $     653,450
       Okamura Corp................................ 136,000     1,324,921
       Omc Card, Inc...............................  18,000       382,210
       ORIX Corp. (b)..............................  14,500     3,744,644
       Rakuten, Inc................................     986       951,920
       Ricoh Co., Ltd..............................  82,000     1,444,443
       Seven & I Holdings Co., Ltd.................  65,400     2,799,974
       SFCG Co., Ltd. (b)..........................   7,760     1,883,594
       Shimizu Corp................................ 351,000     2,611,119
       Sompo Japan Insurance, Inc..................  92,000     1,232,310
       Sony Corp. (ADR)............................  41,000     1,672,800
       Sumco Corp..................................  18,900       992,458
       Sumitomo Electric Industries, Ltd........... 262,000     4,013,062
       Sumitomo Forestry Co., Ltd. (b)............. 217,000     2,149,260
       Sumitomo Mitsui Financial Group, Inc. (b)...     697     7,470,237
       Sumitomo Osaka Cement Co., Ltd.............. 686,000     1,996,699
       T&D Holdings, Inc...........................  16,200     1,064,433
       Taiheiyo Cement Corp. (b)................... 313,000     1,279,949
       Takefuji Corp...............................  10,620       725,816
       The Nishi-Nippon Bank, Ltd.................. 260,000     1,567,094
       Tokyo Electron, Ltd.........................  77,900     4,870,329
       Tokyo Star Bank, Ltd........................     111       367,900
       Tokyo Tomin Bank............................  30,400     1,181,083
       Yamanouchi Pharmaceutical Co., Ltd..........  51,000     1,979,610
                                                            -------------
                                                              140,459,541
                                                            -------------

       LUXEMBOURG--1.4%
       SES Global (FDR)............................ 210,761     3,616,296
       Stolt-Nielsen S.A. (ADR) (b)................ 118,700     3,919,474
       Stolt-Nielsen S.A. (ADR)....................   5,000       165,517
                                                            -------------
                                                                7,701,287
                                                            -------------

       MEXICO--0.3%
       Fomento Economico Mexicano S.A. de C.V.
        (ADR) (b)..................................  23,600     1,711,236
                                                            -------------

       NETHERLANDS--4.6%
       ASM International NV (b)....................  57,600       968,832
       ASML Holding NV (a) (b).....................  57,500     1,154,600
       Axalto......................................  44,400     1,223,088
       ING Groep NV................................  34,200     1,190,844
       ING Groep NV................................ 132,492     4,596,752
       Koninklijke Ahold NV (ADR) (b).............. 172,600     1,299,678
       Koninklijke Philips Electronics NV (ADR) (b) 162,500     5,053,750
       Koninklijke Wessanen NV..................... 133,668     2,028,286
       Nutreco Holdings NV.........................  29,600     1,307,705
       Reed Elsevier NV (ADR) (b)..................  72,200     2,017,268
       Rodamco Europe NV...........................  16,300     1,356,888
       VNU NV......................................  67,025     2,223,051
                                                            -------------
                                                               24,420,742
                                                            -------------

       NETHERLANDS ANTILLES--0.3%
       Schlumberger, Ltd. (b)......................  14,800     1,437,820
                                                            -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        NORWAY--1.0%
        DnB NOR ASA.............................. 152,600 $   1,629,226
        Fred Olsen Energy ASA (b)................  51,500     1,860,979
        Odfjell ASA (Series A) (b)...............   2,500        50,740
        Odfjell ASA (Series B)...................  73,100     1,267,874
        Prosafe ASA (b)..........................  17,450       742,590
                                                          -------------
                                                              5,551,409
                                                          -------------

        PORTUGAL--0.5%
        Brisa-Auto Estradas de Portugal S.A. (b). 201,700     1,710,117
        Energias de Portugal S.A................. 222,400       685,637
                                                          -------------
                                                              2,395,754
                                                          -------------

        RUSSIA--0.0%
        NovaTek OAO (GDR)........................   9,000       202,500
                                                          -------------

        SINGAPORE--0.6%
        ASE Test Ltd. (a) (b).................... 175,100     1,374,535
        STATS ChipPAC, Ltd. (ADR) (b)............ 257,500     1,751,000
                                                          -------------
                                                              3,125,535
                                                          -------------

        SOUTH AFRICA--1.6%
        Edgar's Consolidation Store.............. 220,000     1,221,864
        FirstRand................................ 937,800     2,731,114
        Massmart Holdings, Ltd...................  85,545       698,642
        Standard Bank, Ltd....................... 165,100     1,976,168
        Steinhoff International Holdings, Inc.... 523,400     1,552,164
        Sun International, Ltd...................  12,400       162,590
                                                          -------------
                                                              8,342,542
                                                          -------------

        SOUTH KOREA--1.9%
        Hyundai Heavy Industries Co., Ltd........  10,220       774,498
        Hyundai Mipo Dock Yard Co., Ltd..........  12,190       736,046
        Kookmin Bank.............................  31,290     2,338,816
        LG Electronics, Inc......................  16,520     1,444,445
        LG.Philips LCD Co., Ltd. (ADR) (b).......  29,400       630,924
        Samsung Electronics Co., Ltd.............   2,095     1,348,643
        Samsung SDI Co. Ltd......................  10,730     1,226,785
        Shinhan Financial Group Co., Ltd.........  35,060     1,409,323
                                                          -------------
                                                              9,909,480
                                                          -------------

        SPAIN--0.9%
        Antena 3 TV (b)..........................  67,744     1,616,819
        Gestevision Telecino S.A.................  47,270     1,193,126
        Telefonica S.A. (ADR) (b)................  46,467     2,091,944
                                                          -------------
                                                              4,901,889
                                                          -------------

        SWEDEN--2.5%
        Boliden AB (a) (b)....................... 148,000     1,211,444
        Eniro AB (b)............................. 188,600     2,375,060
        Gambro AB (b)............................ 170,450     1,862,758
        OM HEX AB (b)............................ 117,800     1,638,667
        Securitas AB (b)......................... 101,400     1,685,537
        Telefonakitebolaget LM Ericsson (ADR) (b) 132,700     4,564,880
                                                          -------------
                                                             13,338,346
                                                          -------------

        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        SWITZERLAND--7.2%
        ABB, Ltd................................   145,094 $   1,408,489
        Actelion, Ltd. (b)......................    17,852     1,472,279
        Credit Suisse Group.....................    42,771     2,178,799
        Nestle S.A..............................    18,786     5,605,697
        Novartis AG.............................   155,702     8,170,913
        Novartis AG (ADR) (b)...................    46,800     2,456,064
        Phonak Holding AG (b)...................     1,839        79,163
        Roche Holding AG........................    64,594     9,692,681
        Syngenta AG (ADR) (b)...................   152,500     3,798,775
        UBS AG..................................    22,115     2,104,148
        Zurich Financial Services AG............     8,110     1,728,813
                                                           -------------
                                                              38,695,821
                                                           -------------

        TAIWAN--1.7%
        Advanced Semicondtuctor, Inc............ 3,384,149     3,109,183
        AU Optronics Corp. (b)..................   106,400     1,597,064
        AU Optronics Corp.......................   333,000       498,838
        Chi Mei Optoelectro Co.................. 2,118,954     3,158,153
        Compal Electronics, Inc.................   349,000       311,780
        Yuanta Core Pacific Securities Co.......   846,000       588,699
                                                           -------------
                                                               9,263,717
                                                           -------------

        TURKEY--0.5%
        Finansbank AS...........................   569,000     2,531,697
                                                           -------------

        UNITED KINGDOM--8.3%
        3i Group, Plc...........................   136,897     1,994,099
        Babcock International Group.............   411,000     1,638,266
        BAE Systems, Plc........................   608,391     3,990,036
        BP, Plc. (ADR)..........................   166,700    10,705,474
        Capita Group, Plc.......................   234,700     1,680,507
        Dawnay Day Treveria, Plc (a)............   525,200       646,819
        HSBC Holdings, Plc. (b).................   227,400     3,643,000
        National Grid...........................   215,300     2,103,735
        Rank Group, Plc.........................   311,693     1,638,018
        Serco Group, Plc........................   330,000     1,781,717
        Smiths Group, Plc.......................    96,100     1,727,687
        Tesco, Plc..............................   453,500     2,582,026
        Unilever, Plc. (ADR) (b)................    97,900     3,927,748
        Vodafone Group, Plc..................... 2,900,610     6,256,911
                                                           -------------
                                                              44,316,043
                                                           -------------

        UNITED STATES--2.0%
        Advanced Energy Industries, Inc. (a) (b)    19,100       225,953
        Affiliated Computer Services, Inc.
         (Class A) (a) (b)......................    22,000     1,301,960
        Halliburton Co..........................    16,700     1,034,732
        IntercontinentalExchange, Inc. (a) (b)..       700        25,445
        News Corp., Inc. (b)....................   124,470     2,067,447
        Synthes, Inc. (a).......................    37,881     4,250,466
        Wyeth...................................    42,900     1,976,403
                                                           -------------
                                                              10,882,406
                                                           -------------
        Total Common Stock
         (Identified Cost $431,540,659).........             526,976,259
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

UNITS--0.6%


      SECURITY DESCRIPTION                         SHARES       VALUE*
      --------------------------------------------------------------------

      SWITZERLAND--0.6%
      Compagnie Financiere Richemont AG.........     79,394 $   3,453,906
                                                            -------------
      Total Units
       (Identified Cost $2,101,902).............                3,453,906
                                                            -------------

      PREFERRED STOCK--0.3%
      --------------------------------------------------------------------

      GERMANY--0.3%
      Fresenius Medical Care AG (b).............      8,600     1,167,613
      ProSieben SAT, I Media AG (b).............     13,800       266,997
                                                            -------------
      Total Preferred Stock
       (Identified Cost $1,031,225).............                1,434,610
                                                            -------------

      SHORT TERM INVESTMENTS--0.8%
                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      --------------------------------------------------------------------

      UNITED STATES--0.8%
      State Street Repurchase Agreement dated
       12/30/05 at 1.350% to be repurchased at
       $4,085,613 on 01/03/06, collateralized by
       $3,905,000 U.S. Treasury Note 6.000% due
       08/15/09 with a value of $4,208,219...... $4,085,000     4,085,000
                                                            -------------
      Total Short Term Investments
       (Amortized Cost $4,085,000)..............                4,085,000
                                                            -------------
      Total Investments--100.3%
       (Identified Cost $438,758,786) (c).......              535,949,775
      Liabilities in excess of other assets.....               (1,529,326)
                                                            -------------
      TOTAL NET ASSETS--100%....................            $ 534,420,449
                                                            =============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $95,675,127 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $99,609,710.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $442,707,198 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $97,218,850 AND $(3,976,273), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(FDR)--FUDICIARY DEPOSITORY RECEIPT.
(GDR)--GLOBAL DEPOSITORY RECEIPT.

           TEN LARGEST INDUSTRIES AS OF              PERCENTAGE OF
           DECEMBER 31, 2005                        TOTAL NET ASSETS
           ----------------------------             ----------------
           Commercial Banks........................      11.5%
           Diversified Financial Services..........      10.6%
           Oil, Gas & Consumable Fuels.............       5.9%
           Insurance...............................       5.7%
           Pharmaceuticals.........................       5.5%
           Media...................................       5.1%
           Diversified Telecommunication Services..       3.7%
           Semiconductors & Semiconductor Equipment       3.6%
           Household Durables......................       2.8%
           Construction & Engineering..............       2.7%

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.....................             $535,949,775
       Cash.....................................                      266
       Foreign cash at value....................                2,396,706
       Collateral for securities loaned.........               99,609,710
       Receivable for:
        Securities sold.........................                5,352,035
        Fund shares sold........................                1,660,260
        Accrued interest and dividends..........                  425,126
        Foreign taxes...........................                   17,321
                                                             ------------
         Total Assets...........................              645,411,199
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 2,085,078
        Securities purchased....................   8,686,149
        Withholding taxes.......................      21,961
        Return of collateral for securities
         loaned.................................  99,609,710
       Accrued expenses:
        Management fees.........................     380,263
        Service and distribution fees...........      19,369
        Other expenses..........................     188,220
                                                 -----------
         Total Liabilities......................              110,990,750
                                                             ------------
     NET ASSETS.................................             $534,420,449
                                                             ============
       Net assets consists of:
        Capital paid in.........................             $461,967,658
        Undistributed net investment income.....                5,162,372
        Accumulated net realized losses.........              (29,942,564)
        Unrealized appreciation on investments
         and foreign currency...................               97,232,983
                                                             ------------
     NET ASSETS.................................             $534,420,449
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($413,321,644 divided by
      30,659,479 shares outstanding)............             $      13.48
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($54,529,931 divided by
      4,091,859 shares outstanding).............             $      13.33
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($66,568,874 divided by
      4,978,691 shares outstanding).............             $      13.37
                                                             ============
     Identified cost of investments.............             $438,758,786
                                                             ============
     Identified cost of foreign cash............             $  2,347,174
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 9,925,845(a)
       Interest................................                  335,912(b)
                                                             -----------
                                                              10,261,757
     EXPENSES
       Management fees......................... $ 3,945,949
       Service and distribution fees--Class B..      92,468
       Service and distribution fees--Class E..      89,123
       Directors' fees and expenses............      21,894
       Custodian...............................     736,955
       Audit and tax services..................      25,149
       Legal...................................      12,014
       Printing................................     112,823
       Insurance...............................       8,468
       Miscellaneous...........................       8,795
                                                -----------
       Total expenses..........................   5,053,638
       Expense reductions......................    (221,610)   4,832,028
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                5,429,728
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  44,561,780
       Foreign currency transactions--net......      50,815   44,612,595
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  30,496,089
       Foreign currency transactions--net......     (27,066)  30,469,023
                                                -----------  -----------
     Net gain..................................               75,081,618
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $80,511,346
                                                             ===========

(a)NET OF FOREIGN TAXES OF $1,133,401.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $314,585.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  5,429,728  $  3,166,924
  Net realized gain.................................................   44,612,595    24,136,234
  Unrealized appreciation...........................................   30,469,023    39,361,549
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   80,511,346     6,664,707
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,301,454)   (4,308,987)
    Class B.........................................................     (141,111)     (202,168)
    Class E.........................................................     (300,332)     (657,454)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,742,897)   (5,168,609)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   28,988,684   (15,307,278)
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................  106,757,133    46,188,820

NET ASSETS
  Beginning of the period...........................................  427,663,316   381,474,496
                                                                     ------------  ------------
  End of the period................................................. $534,420,449  $427,663,316
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  5,162,372  $  2,325,330
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,776,782  $ 80,921,158   3,561,865  $ 36,409,730
  Reinvestments...............................................    205,487     2,301,454     420,800     4,308,987
  Redemptions................................................. (6,255,844)  (74,914,831) (6,398,245)  (65,387,799)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    726,425  $  8,307,781  (2,415,580) $(24,669,082)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,583,128  $ 30,523,623   1,233,538  $ 12,528,432
  Reinvestments...............................................     12,724       141,111      19,938       202,168
  Redemptions.................................................   (667,349)   (8,060,069)   (612,223)   (6,095,461)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,928,503  $ 22,604,665     641,253  $  6,635,139
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    725,367  $  8,658,669   1,575,031  $ 15,945,725
  Reinvestments...............................................     27,008       300,332      64,646       657,454
  Redemptions.................................................   (918,856)  (10,882,763) (1,359,015)  (13,876,514)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (166,481) $ (1,923,762)    280,662  $  2,726,665
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,488,447  $ 28,988,684  (1,493,665) $(15,307,278)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  11.50  $   9.86  $   7.76  $   9.49  $  12.39
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.14      0.10      0.11      0.08      0.08
 Net realized and unrealized
   gain (loss) of investments.     1.92      1.68      2.05     (1.73)    (2.57)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     2.06      1.78      2.16     (1.65)    (2.49)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.08)    (0.14)    (0.06)    (0.08)    (0.03)
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (0.38)
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.08)    (0.14)    (0.06)    (0.08)    (0.41)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  13.48  $  11.50  $   9.86  $   7.76  $   9.49
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     18.0      18.2      28.0     (17.5)    (20.6)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     1.06      1.08      1.13      1.12      1.16
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     1.01      1.06      1.11      1.12      1.14
Ratio of net investment
 income to average net assets
 (%)..........................     1.23      0.85      1.21      0.90      0.73
Portfolio turnover rate (%)...       69        90       148        50        68
Net assets, end of period
 (000)........................ $413,322  $344,340  $318,996  $271,015  $340,426

                                                   CLASS B
                                  --------------------------------------
                                                             MAY 1, 2002/(A)
                                   YEAR ENDED DECEMBER 31,      /THROUGH
                                  -------------------------   DECEMBER 31,
                                    2005     2004     2003        2002
                                  -------  -------  -------  ---------------
   NET ASSET VALUE, BEGINNING OF
    PERIOD....................... $ 11.38  $  9.76  $  7.69      $ 9.39
                                  -------  -------  -------      ------
   INCOME FROM INVESTMENT
    OPERATIONS
    Net investment income........    0.12     0.07     0.03        0.02
    Net realized and unrealized
      gain (loss) of investments.    1.88     1.67     2.09       (1.72)
                                  -------  -------  -------      ------
    Total from investment
      operations.................    2.00     1.74     2.12       (1.70)
                                  -------  -------  -------      ------
   LESS DISTRIBUTIONS
    Distributions from net
      investment income..........   (0.05)   (0.12)   (0.05)       0.00
                                  -------  -------  -------      ------
    Total distributions..........   (0.05)   (0.12)   (0.05)       0.00
                                  -------  -------  -------      ------
   NET ASSET VALUE, END OF PERIOD $ 13.33  $ 11.38  $  9.76      $ 7.69
                                  =======  =======  =======      ======
   TOTAL RETURN (%)..............    17.6     18.0     27.8       (18.1)(b)
   Ratio of operating expenses
    to average net assets before
    expense reductions (%).......    1.31     1.33     1.38        1.37 (c)
   Ratio of operating expenses
    to average net assets after
    expense reductions (%) (d)...    1.26     1.31     1.36        1.37 (c)
   Ratio of net investment
    income (loss) to average net
    assets (%)...................    0.89     0.56    (0.04)       0.35 (c)
   Portfolio turnover rate (%)...      69       90      148          50
   Net assets, end of period
    (000)........................ $54,530  $24,612  $14,859      $    1

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                     CLASS E
                               -----------------------------------------------
                                                                   MAY 1, 2001/(A)/
                                     YEAR ENDED DECEMBER 31,           THROUGH
                               ----------------------------------   DECEMBER 31,
                                 2005     2004     2003     2002        2001
                               -------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 11.41  $  9.79  $  7.71  $  9.43      $10.91
                               -------  -------  -------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.13     0.07     0.08     0.08        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.89     1.68     2.05    (1.73)      (1.48)
                               -------  -------  -------  -------      ------
 Total from investment
   operations.................    2.02     1.75     2.13    (1.65)      (1.48)
                               -------  -------  -------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.06)   (0.13)   (0.05)   (0.07)       0.00
                               -------  -------  -------  -------      ------
 Total distributions..........   (0.06)   (0.13)   (0.05)   (0.07)       0.00
                               -------  -------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD $ 13.37  $ 11.41  $  9.79  $  7.71      $ 9.43
                               =======  =======  =======  =======      ======
TOTAL RETURN (%)..............    17.8     18.0     27.9    (17.6)      (13.6)(b)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......    1.21     1.23     1.28     1.27        1.31(c)
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...    1.16     1.21     1.26     1.27        1.30(c)
Ratio of net investment
 income (loss) to average net
 assets (%)...................    1.08     0.70     0.93     0.57       (0.17)(c)
Portfolio turnover rate (%)...      69       90      148       50          68
Net assets, end of period
 (000)........................ $66,569  $58,712  $47,619  $17,262      $2,194

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--98.7% OF TOTAL NET ASSETS


       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       AUSTRALIA--4.8%
       Alinta, Ltd................................  11,816 $      96,121
       Alumina, Ltd...............................  61,038       333,982
       Amcor, Ltd.................................  44,742       245,027
       AMP, Ltd...................................  82,208       462,326
       Ansell, Ltd................................       1             8
       Aristocrat Leisure, Ltd. (a)...............  18,360       165,147
       Australia & New Zealand Banking Group, Ltd.  79,055     1,384,962
       Australia Gas & Light Co., Ltd.............  21,537       271,023
       Australian Stock Exchange, Ltd.............   4,340       103,167
       AXA Asia Pacific Holdings, Ltd.............  39,352       146,182
       Babcock & Brown, Ltd.......................   7,537        93,925
       BHP Billiton, Ltd.......................... 157,179     2,627,227
       BlueScope Steel, Ltd.......................  29,000       148,158
       Boral, Ltd.................................  26,326       155,892
       Brambles Industries, Ltd. (a)..............  43,436       323,184
       Caltex Australia...........................   6,631        94,007
       Coca-Cola Amatil, Ltd......................  24,265       136,725
       Cochlear, Ltd..............................   2,300        76,953
       Coles Myer, Ltd............................  53,075       396,886
       Commonwealth Bank of Australia.............  56,267     1,763,655
       Computershare, Ltd.........................  16,060        79,969
       CSL, Ltd...................................   8,128       252,614
       CSR, Ltd...................................  61,958       157,158
       DB RREEF Trust (a)......................... 161,255       164,107
       Foster's Group, Ltd........................  89,550       366,383
       Futuris Corp., Ltd.........................       1             1
       Insurance Australia Group, Ltd. (a)........  77,348       306,299
       John Fairfax Holdings, Ltd.................  42,720       125,583
       Leighton Holdings, Ltd. (a)................   6,847        89,752
       Lend Lease Corp., Ltd......................  15,118       160,049
       Lion Nathan, Ltd. (a)......................  20,419       114,135
       Macquarie Airports.........................  30,135        69,730
       Macquarie Bank, Ltd........................   9,860       490,043
       Macquarie Goodman Co.......................  62,824       219,949
       Mayne Group, Ltd...........................  27,102        70,234
       Mirvac Group (a)...........................  35,667       107,566
       Multiplex Group (a)........................  30,696        70,893
       National Australia Bank, Ltd...............  68,823     1,641,969
       Newcrest Mining, Ltd. (a)..................  16,271       292,061
       OneSteel...................................  29,597        72,564
       Orica, Ltd. (a)............................  12,587       187,975
       Origin Energy, Ltd.........................  40,383       221,626
       Patrick Corp., Ltd.........................  36,238       196,295
       Perpetual Trustees Australia, Ltd. (a).....   1,660        83,202
       Publishing & Broadcasting, Ltd.............   5,684        68,927
       Qantas Airways.............................  36,314       107,349
       QBE Insurance Group, Ltd...................  33,138       474,333
       Rinker Group, Ltd..........................  44,300       532,442
       Rio Tinto, Ltd. (a)........................  13,419       675,540
       Santos, Ltd................................  26,929       241,166
       Sonic Healthcare, Ltd......................  11,475       125,222
       Suncorp-Metway, Ltd........................  24,726       362,662
       Symbion Health, Ltd........................  27,102        50,497
       TABCORP Holdings, Ltd......................  23,353       266,121
       Telstra Corp., Ltd. (a)....................  88,784       255,838
       Toll Holdings, Ltd.........................  10,122       110,265
       Transurban Group (a).......................  32,744       157,439

   SECURITY DESCRIPTION                                  SHARES    VALUE*
   --------------------------------------------------------------------------

   AUSTRALIA--(CONTINUED)
   Wesfarmers, Ltd...................................... 16,547 $     447,399
   Westfield Group (a).................................. 68,545       910,908
   Westpac Banking Corp................................. 82,258     1,378,061
   Woodside Petroleum, Ltd.............................. 22,246       642,187
   Woolworths, Ltd...................................... 50,871       627,657
                                                                -------------
                                                                   21,998,727
                                                                -------------

   AUSTRIA--0.4%
   Boehler-Uddeholm AG..................................    579        97,353
   Erste Bank der oesterreichischen Sparkassen AG.......  6,035       333,675
   IMMOFINANZ Immobilien Anlagen AG..................... 14,515       138,751
   Meinl European Land..................................  4,933        86,762
   OMV AG...............................................  7,170       416,431
   Telekom Austria AG................................... 14,882       332,952
   Verbund-Oesterreichische Elektrizitaetswirtschafts AG    536       190,482
   Voestalpine AG.......................................  1,121       112,269
   Wienerberger AG......................................  3,825       151,752
                                                                -------------
                                                                    1,860,427
                                                                -------------

   BELGIUM--0.8%
   AGFA-Gevaert NV......................................  4,172        75,821
   Belgacom S.A.........................................  8,360       271,895
   Colruyt S.A..........................................    850       116,909
   Delhaize Group, Plc..................................  3,500       227,844
   Dexia S.A. (a)....................................... 24,396       560,588
   Fortis Banque S.A....................................      5             0
   Groupe Bruxelles Lambert S.A.........................  3,574       349,295
   InBev NV.............................................  8,674       375,978
   KBC Bancassurance Holding NV (a).....................  8,478       786,301
   Mobistar S.A. (a)....................................  1,299       102,665
   Solvay S.A...........................................  2,727       299,489
   UCB S.A..............................................  3,879       181,516
   Umicore S.A..........................................  1,128       132,485
                                                                -------------
                                                                    3,480,786
                                                                -------------

   BERMUDA--0.1%
   Esprit Holdings, Ltd................................. 42,000       299,134
   Frontline, Ltd. (a)..................................  2,700       102,431
   Li & Fung, Ltd....................................... 88,000       169,204
   Shangri-La Asia, Ltd................................. 52,000        86,966
                                                                -------------
                                                                      657,735
                                                                -------------

   CAYMAN ISLANDS--0.0%
   Hutchison Tellecommunications........................ 70,000       100,820
                                                                -------------

   DENMARK--0.8%
   AP Moller-Maersk A/S.................................     56       577,508
   Carlsberg A/S (Class B) (a)..........................  1,550        82,905
   Danisco A/S (a)......................................  2,600       198,601
   Danske Bank A/S...................................... 20,400       716,435
   DSV A/S (a)..........................................  1,100       135,325
   GN Store Nord A/S (a)................................ 13,000       169,586
   Novo Nordisk A/S..................................... 11,075       621,463
   Novozymes A/S (Series B) (a).........................  3,615       197,172
   Ostasiatiske Kompagni (a)............................  1,050        98,646

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                           SHARES     VALUE*
      --------------------------------------------------------------------

      DENMARK--(CONTINUED)
      TDC A/S.......................................   9,238 $     551,537
      Topdanmark A/S (a)............................     900        77,906
      Vestas Wind Systems A/S (a)...................   9,300       152,427
                                                             -------------
                                                                 3,579,511
                                                             -------------

      FINLAND--1.4%
      Elisa Oyj (a).................................  10,100       186,361
      Fortum Oyj....................................  19,500       364,362
      Kesko Oyj.....................................   3,500        98,923
      Kone Oyj (a)..................................   3,800       150,233
      Metso Oyj.....................................   7,332       199,821
      Neste Oil, Oyj (b)............................   5,874       165,732
      Nokia Oyj..................................... 194,750     3,551,827
      Rautaruukki, Oyj..............................   4,200       101,775
      Sampo Oyj.....................................  19,500       338,503
      Stora Enso Oyj................................  31,300       422,294
      Tietoenator Oyj...............................   4,080       148,479
      UPM-Kymmene Oyj (a)...........................  24,200       472,395
      Wartsila Oyj..................................   3,251        95,878
      Yit Yhtyma Oyj................................   2,950       125,796
                                                             -------------
                                                                 6,422,379
                                                             -------------

      FRANCE--8.6%
      Accor S.A. (a)................................   8,527       467,119
      Air France S.A. (a)...........................   4,923       105,055
      Air Liquide S.A. (a)..........................   4,907       940,646
      Alcatel S.A. (a)..............................  52,252       645,806
      Alstom........................................   5,490       314,761
      Atos Origin S.A...............................   2,917       191,413
      Autoroutes du Sud de la France S.A. (a).......   2,708       159,647
      Autoroutes Paris..............................   1,415       100,807
      AXA S.A. (a)..................................  62,817     2,022,667
      BNP Paribas S.A. (a)..........................  34,255     2,762,002
      Bouygues S.A. (a).............................   9,508       463,212
      Business Objects S.A..........................   2,531       101,966
      Cap Gemini S.A. (a)...........................   5,888       235,396
      Carrefour S.A.................................  24,165     1,128,283
      Casino Guichard-Perrachon S.A. (a)............   1,385        91,898
      CNP Assurances S.A. (a).......................   2,058       161,669
      Compagnie de Saint-Gobain S.A. (a)............  13,215       783,154
      Compagnie Generale des Etablissements Michelin
       (Class B)....................................   6,187       346,196
      Credit Agricole S.A. (a)......................  25,452       798,962
      Dassault Systemes S.A. (a)....................   3,191       179,456
      Essilor International S.A.....................   4,786       384,885
      France Telecom S.A............................  73,703     1,824,752
      Groupe Danone (a).............................  10,303     1,077,893
      Hermes International S.C.A. (a)...............     970       241,705
      Imerys S.A. (a)...............................   1,108        79,909
      Klepierre S.A. (a)............................   1,393       130,342
      L'Oreal S.A. (a)..............................  13,007       962,238
      Lafarge S.A. (a)..............................   8,118       727,659
      Lagardere S.C.A. (a)..........................   4,929       377,943
      LVMH Moet Hennessy Louis Vuitton S.A..........  11,069       979,984
      Neopost S.A...................................   1,324       132,313
      Pagesjaunes Groupe............................   5,214       135,152

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       FRANCE--(CONTINUED)
       Pernod Ricard S.A. (a).....................   3,042 $     528,927
       Peugoet S.A. (a)...........................   6,652       381,406
       Pinault-Printemps-Redoute S.A. (a).........   3,195       358,610
       Publicis Groupe (a)........................   6,168       213,915
       Renault S.A. (a)...........................   7,859       638,456
       Sagem S.A. (a).............................   6,773       161,465
       Sanef, Inc.................................   1,011        68,211
       Sanofi-Aventis (a).........................  45,503     3,972,188
       Schneider Electric S.A. (a)................   9,740       865,324
       Scor.......................................  29,144        62,570
       Societe Television Francaise 1 S.A.........   4,636       128,190
       Societe BIC S.A............................   1,148        68,009
       Societe Generale (a).......................  15,370     1,883,883
       Sodexho Alliance S.A. (a)..................   5,334       218,890
       Suez S.A...................................   4,872            57
       Suez S.A. (a)..............................  40,009     1,240,710
       Technip S.A. (a)...........................   3,935       237,817
       Thales S.A. (a)............................   3,003       135,679
       Thomson S.A. (a)...........................  10,757       224,606
       Total S.A. (a).............................  24,563     6,159,271
       Unibail S.A................................   1,978       262,262
       Valeo S.A. (a).............................   2,738       101,450
       Veolia Environnement S.A. (a)..............  15,075       680,579
       Vinci S.A. (a).............................   7,093       607,588
       Vivendi Universal S.A......................  46,127     1,443,955
       Zodiac S.A.................................   1,406        89,935
                                                           -------------
                                                              39,788,843
                                                           -------------

       GERMANY--6.3%
       Adidas-Salomon AG (a)......................   2,436       459,399
       Allianz AG (a).............................  16,445     2,481,754
       Altana AG (a)..............................   2,783       150,974
       BASF AG....................................  23,364     1,783,272
       Bayer AG...................................  28,459     1,184,605
       Beiersdorf AG..............................     653        80,055
       Celesio AG.................................   2,068       177,257
       Commerzbank AG.............................  26,026       798,793
       Continental AG.............................   5,723       505,645
       DaimlerChrysler AG.........................  39,352     2,000,699
       Deutsche Bank AG (a).......................  21,586     2,085,335
       Deutsche Boerse AG (a).....................   4,460       455,538
       Deutsche Lufthansa AG (a)..................   9,290       137,086
       Deutsche Post AG...........................  26,553       641,380
       Deutsche Post AG...........................   2,993        71,781
       Deutsche Telekom AG........................ 121,449     2,017,083
       E.ON AG....................................  27,227     2,807,590
       Fresenius Medical Care AG (a)..............   1,889       198,139
       Heidelberger Druckmaschinen AG.............   2,301        87,695
       Hochtief AG................................   2,617       116,875
       Hypo Real Estate Holding AG................   6,570       340,763
       Infineon Technologies AG...................  31,404       286,341
       Linde AG (a)...............................   3,930       304,868
       MAN AG (a).................................   5,766       306,604
       Merck KGaA.................................   2,490       205,580
       Metro AG (a)...............................   6,117       294,213
       Munchener Ruckversicherungs-Gesellschaft AG   7,960     1,073,942

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                          SHARES     VALUE*
      -------------------------------------------------------------------

      GERMANY--(CONTINUED)
      Premiere AG (a)..............................   3,120 $      54,467
      Puma AG......................................     696       202,364
      RWE AG.......................................  18,103     1,335,665
      SAP AG.......................................   9,890     1,785,963
      Schering AG..................................   7,211       481,271
      Siemens AG...................................  35,056     2,993,301
      ThyssenKrupp AG (a)..........................  15,177       315,422
      TUI AG (a)...................................  10,215       208,379
      Volkswagen AG (a)............................   7,827       411,506
      Wincor Nixdorf AG............................     730        76,957
                                                            -------------
                                                               28,918,561
                                                            -------------

      GREECE--0.6%
      Alpha Bank A.E...............................  14,212       413,480
      Coca-Cola Hellenic Bottling Co. S.A..........   5,100       149,771
      Commercial Bank of Greece....................   3,288       110,788
      COSMOTE Mobile Telecommunications S.A........   5,940       131,785
      EFG Eurobank Ergasias S.A....................   8,560       268,163
      Hellenic Petroleum...........................   5,920        83,098
      Hellenic Telecommunications Organization S.A.  13,660       290,213
      National Bank of Greece S.A..................  12,345       523,033
      OPAP S.A.....................................  10,390       356,421
      Piraeus Bank S.A.............................   8,250       175,910
      Public Power Corp............................   4,890       106,547
      Titan Cement Co. S.A.........................   3,060       124,651
                                                            -------------
                                                                2,733,860
                                                            -------------

      HONG KONG--1.4%
      Bank of East Asia, Ltd.......................  60,400       182,582
      BOC Hong Kong Holdings, Ltd. (a)............. 173,500       334,422
      Cathay Pacific Airways, Ltd. (a).............  54,000        94,946
      Cheung Kong Holdings, Ltd....................  66,000       676,342
      CLP Holdings, Ltd............................  79,600       462,174
      Hang Lung Properties, Ltd....................  85,000       133,006
      Hang Seng Bank, Ltd..........................  33,700       439,851
      Henderson Land Development Co. (a)...........  32,000       150,292
      Hong Kong & China Gas Co., Ltd............... 183,046       389,199
      Hong Kong Electric Co., Ltd..................  72,500       358,166
      Hong Kong Exchanges & Clearing, Ltd..........  46,000       191,118
      Hopewell Holdings, Ltd.......................  46,000       115,900
      Hutchison Whampoa, Ltd.......................  93,000       884,097
      Hysan Development Co., Ltd...................  33,000        81,471
      Johnson Electric Holdings, Ltd. (a)..........  80,500        76,133
      MTR Corp. (a)................................  84,000       165,503
      New World Development Co., Ltd. (a).......... 136,000       187,532
      PCCW, Ltd. (a)............................... 249,340       153,464
      Sino Land Co. (a)............................  80,000        97,280
      Sun Hung Kai Properties, Ltd. (a)............  59,000       576,072
      Swire Pacific, Ltd...........................  41,500       371,181
      Techtronic Industries Co., Ltd...............  46,500       110,664
      Television Broadcasts, Ltd...................  14,000        74,582
      The Link.....................................  93,141       176,587
      The Wharf Holdings, Ltd......................  59,000       208,247
                                                            -------------
                                                                6,690,811
                                                            -------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       IRELAND--0.8%
       Allied Irish Banks, Plc....................  39,961 $     852,500
       Bank of Ireland............................  42,306       664,321
       C&C Group..................................  14,200        90,476
       CRH, Plc...................................  23,294       682,729
       DCC, Plc...................................   5,274       112,610
       Depfa Bank, Plc............................  14,333       211,059
       Eircom Group, Plc..........................  39,859        93,126
       Elan Corp., Plc............................  24,478       335,182
       Iaws Group A...............................   4,977        71,296
       Independent News & Media, Plc..............  35,107       105,244
       Irish Life & Permanent, Plc................  11,864       241,538
       Kerry Group, Plc...........................   6,210       137,082
                                                           -------------
                                                               3,597,163
                                                           -------------

       ITALY--3.7%
       Alleanza Assicurazioni S.p.A. (a)..........  19,805       243,925
       Assicuraziono Generali S.p.A. (a)..........  42,422     1,477,062
       Autogrill S.p.A. (a).......................   4,027        54,945
       Autostrade S.p.A...........................  11,782       281,486
       Banca Antonveneta S.p.A....................   3,985       123,592
       Banca Fideuram S.p.A. (a)..................  10,160        55,004
       Banca Intesa S.p.A. (a).................... 140,100       739,476
       Banca Intesa S.p.A.--RNC...................  37,628       185,248
       Banca Monte dei Paschi di Siena S.p.A. (a).  59,270       275,963
       Banca Nazionale del Lavoro S.p.A. (a)......  47,963       157,598
       Banca Popolare di Milano S.p.A.............  15,605       170,290
       Banche Popolari Unite S.c.ar.l. (a)........  16,379       357,708
       Banco Popolare di Verona e Novara S.c.ar.l.  18,247       367,759
       Bulgari S.p.A. (a).........................  10,027       111,478
       Capitalia S.p.A............................  69,520       400,970
       Enel S.p.A. (a)............................ 193,020     1,510,195
       Eni S.p.A. (a)............................. 113,766     3,161,113
       FIAT S.p.A. (a)............................  21,620       187,608
       FinecoGroup S.p.A. (a).....................   7,131        68,380
       Finmeccanica S.p.A.........................  12,746       245,735
       Italcementi S.p.A..........................       1            19
       Luxottica Group S.p.A. (a).................   7,313       184,795
       Mediaset S.p.A. (a)........................  34,780       367,157
       Mediobanca S.p.A. (a)......................  23,327       443,799
       Mediolanum S.p.A. (a)......................   8,934        58,693
       Pirelli & Co. S.p.A. (a)................... 110,803       101,414
       San Paolo IMI S.p.A. (a)...................  50,438       785,874
       Seat Pagine Gialle S.p.A. (a).............. 174,380        81,113
       Snam Rete Gas S.p.A. (a)...................  41,749       170,998
       T.E.R.N.A (a)..............................  52,360       128,850
       Telecom Italia S.p.A. (a).................. 463,231     1,344,048
       Telecom Italia S.p.A.--RNC................. 261,869       647,079
       UniCredito Italiano S.p.A.................. 352,083     2,416,896
                                                           -------------
                                                              16,906,270
                                                           -------------

       JAPAN--24.7%
       Acom Co., Ltd..............................   3,130       201,946
       Advantest Corp.............................   3,700       376,474
       AEON Co., Ltd..............................  27,800       710,370
       Aeon Credit Service Co., Ltd...............   1,800       171,271
       Aiful Corp.................................   2,900       240,279

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


         SECURITY DESCRIPTION                     SHARES     VALUE*
         --------------------------------------------------------------

         JAPAN--(CONTINUED)
         Aisin Seiki Co., Ltd....................   8,500 $     314,163
         Ajinomoto Co., Inc......................  28,000       286,727
         All Nippon Airways Co., Ltd.............  20,000        81,264
         Alps Electric Co., Ltd..................   8,000       111,125
         Amada Co., Ltd..........................  21,000       185,941
         Aoyama Trading Co., Ltd.................   2,600        87,679
         Asahi Breweries, Ltd. (a)...............  18,500       226,610
         Asahi Glass Co., Ltd. (a)...............  47,000       602,245
         Asahi Kasei Corp........................  62,000       421,854
         Astellas Pharma, Inc....................  23,500       911,014
         Bank of Kyoto...........................  12,000       146,010
         Benesse Corp............................   3,900       136,079
         Bridgestone Corp. (a)...................  30,000       628,554
         Cannon Sales Co., Inc. (a)..............   4,000        85,285
         Canon, Inc. (a).........................  32,700     1,921,302
         Casio Computer Co., Ltd. (a)............   9,800       164,736
         Central Japan Railway Co................      67       638,768
         Chiyoda Corp............................   7,000       160,023
         Chubu Electric Power Co., Inc. (a)......  24,900       592,133
         Chugai Pharmaceutical Co., Ltd. (a).....  12,900       277,852
         Citizen Watch Co., Ltd..................  21,100       175,771
         Credit Saison Co., Ltd..................   6,800       338,287
         CSK Corp. (a)...........................   2,500       123,992
         Dai Nippon Printing Co., Ltd............  27,000       479,404
         Daicel Chemical Industries, Ltd. (a)....  14,000       100,171
         Daido Steel Co..........................  17,000       160,212
         Daiichi Sankyo..........................  30,344       584,683
         Daikin Industries, Ltd..................  10,300       299,456
         Daimaru, Inc............................  11,000       160,132
         Dainippon Ink & Chemicals, Inc..........  41,000       176,449
         Dainippon Screen Manufacturing Co., Ltd.   9,000        75,761
         Daito Trust Construction Co., Ltd.......   3,400       175,386
         Daiwa House Industry Co., Ltd...........  25,000       393,231
         Daiwa Securities Group, Inc.............  56,000       641,767
         Denki Kagaku Kogyo K.K..................  23,000       101,340
         Denso Corp..............................  24,700       858,987
         Dentsu, Inc.............................      80       262,057
         Dowa Mining Co., Ltd. (a)...............  16,000       174,888
         E Trade Securities (a)..................      22       170,938
         East Japan Railway Co...................     150     1,027,959
         Eisai Co., Ltd. (a).....................  11,200       472,043
         Electric Power Development Co., Ltd.....   6,000       207,111
         FamilyMart Co., Ltd.....................   2,300        77,591
         Fanuc, Ltd..............................   8,000       684,617
         Fast Retailing Co., Ltd. (a)............   2,400       236,297
         Fuji Electric Holdings Co., Ltd.........  24,000       128,071
         Fuji Photo Film Co., Ltd................  22,400       735,775
         Fujikura, Ltd...........................  23,000       187,531
         Fujitsu, Ltd............................  84,000       639,283
         Hino Motors, Ltd........................   9,000        56,767
         Hirose Electric Co., Ltd. (a)...........   1,200       158,560
         Hitachi Chemical Co., Ltd...............   6,900       181,635
         Hitachi Construction Machinary, Ltd.....   5,000       117,927
         Hitachi, Ltd. (a)....................... 139,000       936,639
         Hokkaido Electric Power Co., Inc........   7,300       148,293
         Hokugin Financial Group, Inc............  60,000       277,247
         Honda Motor Co., Ltd....................  34,200     1,980,580

    SECURITY DESCRIPTION                               SHARES     VALUE*
    ------------------------------------------------------------------------

    JAPAN--(CONTINUED)
    Hoya Corp.........................................  19,000 $     686,462
    Ibiden Co. (a)....................................   4,300       232,497
    Inpex Corp........................................      18       160,588
    Isetan Co., Ltd...................................  10,300       218,581
    Ishikawajima-Harima Heavy Industries Co., Ltd. (a)  69,000       220,549
    Itochu Corp.......................................  65,000       546,513
    JAFCO Co., Ltd. (a)...............................   1,300       117,220
    Japan Airlines System Corp. (a)...................  39,000       105,804
    Japan Real Estate Investment Corp. (REIT).........      14       115,311
    Japan Retail Fund Investment Corp. (REIT) (a).....       9        69,841
    Japan Tobacco, Inc................................      39       567,624
    JFE Holding, Inc. (a).............................  24,700       821,782
    JGC Corp. (a).....................................  10,000       192,099
    JS Group Corp.....................................  12,300       246,130
    JSR Corp. (a).....................................   8,400       219,898
    JTEKT Corp. (a)...................................   7,000       129,705
    Kajima Corp. (a)..................................  51,000       291,566
    Kamigumi Co., Ltd.................................  10,000        88,419
    Kaneka Corp.......................................  16,000       193,211
    Kansai Paint Co. (a)..............................  12,000       102,078
    Kao Corp..........................................  23,000       614,210
    Kawasaki Heavy Industries, Ltd. (a)...............  73,000       268,613
    Kawasaki Kisen Kaisha, Ltd. (a)...................  19,000       120,108
    KDDI Corp.........................................     108       621,310
    Keihin Electric Express Railway Co., Ltd. (a).....  20,000       157,529
    Keio Electric Railway Co., Ltd....................  26,000       155,075
    Keisei Electric Railway Co., Ltd..................  13,000        89,215
    Keyence Corp......................................   1,400       401,614
    Kintetsu Corp.....................................  80,120       319,534
    Kirin Brewery Co., Ltd. (a).......................  34,000       398,689
    Kobe Steel, Ltd................................... 118,000       376,868
    KOMATSU, Ltd......................................  42,000       702,566
    Konami Corp. (a)..................................   3,400        75,097
    Konica Minolta Holdings, Inc......................  20,500       209,747
    Kubota Corp.......................................  48,000       405,602
    Kuraray Co., Ltd..................................  19,000       196,285
    Kurita Water Industries, Ltd. (a).................   5,500       104,483
    Kyocera Corp......................................   7,100       518,275
    Kyowa Hakko Kogyo Co., Ltd........................  16,000       111,240
    Kyushu Electric Power Co., Inc....................  16,600       360,577
    Lawson, Inc.......................................   2,400        98,675
    Leopalace21 Corp..................................   6,600       238,035
    Mabuchi Motor Co., Ltd. (a).......................   1,200        66,535
    Makita Corp. (a)..................................   7,000       172,746
    Marubeni Corp.....................................  55,000       292,342
    Marui Co., Ltd....................................  14,000       276,761
    Matsushita Electric Industrial Co., Ltd...........  90,000     1,740,764
    Matsushita Electric Works, Ltd. (a)...............  19,000       178,313
    Mediceo Paltac Holdings Co., Ltd..................   6,400        92,526
    Meiji Seika Kaisha, Ltd...........................  14,000        74,566
    Millea Holdings, Inc..............................      66     1,145,298
    Mineba Co., Ltd. (a)..............................  18,000        96,699
    Mitsubishi Chemical Holdings......................  53,578       337,106
    Mitsubishi Corp...................................  53,700     1,181,847
    Mitsubishi Electric Corp..........................  82,000       585,911
    Mitsubishi Estate Co., Ltd. (a)...................  47,000       984,001
    Mitsubishi Gas & Chemical Co., Inc................  18,000       171,051

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                            SHARES     VALUE*
     ---------------------------------------------------------------------

     JAPAN--(CONTINUED)
     Mitsubishi Heavy Industries, Ltd............... 132,000 $     586,047
     Mitsubishi Materials Corp......................  52,000       268,366
     Mitsubishi Rayon Co., Ltd......................  32,000       213,333
     Mitsubishi Securities (a)......................  14,000       173,610
     Mitsubishi Tokyo Financial Group, Inc..........     320     4,368,284
     Mitsui & Co., Ltd. (a).........................  63,000       814,197
     Mitsui Chemicals, Inc. (a).....................  29,000       193,422
     Mitsui Engineering & Shipbuilding Co., Ltd. (a)  32,000       104,075
     Mitsui Fudosan Co., Ltd. (a)...................  35,000       714,515
     Mitsui Mining & Smelting Co., Ltd..............  30,000       187,409
     Mitsui OSK Lines, Ltd..........................  47,000       413,356
     Mitsui Sumitomo Insurance Co., Ltd.............  53,000       655,310
     Mitsui Trust Holdings, Inc.....................  24,000       290,400
     Mitsukoshi, Ltd. (a)...........................  18,000       117,098
     Mizuho Financial Group, Inc....................     420     3,314,688
     Murata Manufacturing Co., Ltd..................   8,900       575,534
     Namco Bandai Holdings..........................   9,800       143,057
     NEC Corp.......................................  84,000       526,829
     NGK Insulators, Ltd............................  13,000       192,470
     NGK Spark Plug Co., Ltd........................  11,000       236,067
     NHK Spring Co., Ltd............................   8,000        83,792
     Nidec Corp. (a)................................   4,600       395,468
     Nikko Cordial Corp. (a)........................  35,500       570,120
     Nikon Corp. (a)................................  12,000       188,449
     Nintendo Co., Ltd..............................   4,400       534,407
     Nippon Building Fund, Inc. (REIT)..............      17       143,181
     Nippon Electronic, Inc.........................   9,000       198,490
     Nippon Express Co., Ltd........................  38,000       232,838
     Nippon Meat Packers, Inc.......................  11,000       115,234
     Nippon Mining Holdings, Inc....................  31,500       225,185
     Nippon Oil Corp................................  57,000       444,682
     Nippon Sheet Glass Co., Ltd. (a)...............  24,000       105,233
     Nippon Steel Corp. (a)......................... 268,000       944,007
     Nippon Telephone & Telegraph Corp..............     226     1,029,811
     Nippon Unipac Holding..........................      49       195,536
     Nippon Yusen Kabushiki Kaisha (a)..............  45,000       308,700
     Nissan Chemical Industries, Ltd. (a)...........   8,000       113,114
     Nissan Motor Co., Ltd. (a).....................  98,300     1,002,235
     Nisshin Seifun Group, Inc......................  13,000       137,739
     Nisshin Steel Co., Ltd. (a)....................  54,000       175,819
     Nisshinbo Industries, Inc......................   8,000        86,948
     Nissin Food Products Co., Ltd. (a).............   5,000       144,158
     Nitto Denko Corp...............................   7,800       605,437
     NOK Corp. (a)..................................   6,100       165,303
     Nomura Holdings, Inc...........................  79,700     1,528,881
     Nomura Research Institute, Ltd.................     900       110,067
     NSK, Ltd.......................................  18,000       123,695
     NTN Corp. (a)..................................  20,000       157,432
     NTT Data Corp..................................      62       311,453
     NTT DoCoMo, Inc................................     763     1,167,467
     Obayashi Corp..................................  28,000       205,319
     Odakyu Electric Railway Co., Ltd. (a)..........  27,000       160,264
     OJI Paper Co., Ltd.............................  39,000       229,832
     Oki Electric Industry Co., Ltd.................  20,000        73,825
     Olympus Corp. (a)..............................  12,000       313,970
     Omron Corp.....................................   9,000       208,314
     Onward Kashiyama Co., Ltd......................   5,000        97,736

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       JAPAN--(CONTINUED)
       Oriental Land Co., Ltd. (a)................   2,600 $     141,283
       ORIX Corp..................................   3,700       954,315
       Osaka Gas Co., Ltd.........................  84,000       288,519
       Pioneer Corp. (a)..........................   6,600        91,002
       Promise Co., Ltd...........................   3,750       251,710
       Rakuten, Inc. (a)..........................     210       202,484
       Resona Holdings, Inc. (a)..................     200       800,688
       Ricoh Co., Ltd.............................  30,000       527,783
       Rohm Co., Ltd..............................   4,700       515,957
       Ryohin Keikaku Co., Ltd....................   1,200       105,325
       Sanken Electric Co., Ltd...................   6,000        97,728
       Sankyo Co., Ltd............................   2,800       162,359
       Santen Pharm Co. (a).......................   3,600        99,817
       Sanyo Electric Co., Ltd. (a)...............  70,000       190,210
       Sapporo Holdings, Ltd. (a).................  15,000        83,698
       SBI Holdings, Inc. (a).....................     244       163,524
       Secom Co., Ltd.............................   9,000       468,304
       Sega Sammy Holdings, Inc...................   6,400       215,700
       Seiko Epson Corp. (a)......................   5,000       124,539
       Sekisui Chemical Co., Ltd..................  20,000       136,184
       Sekisui House, Ltd.........................  21,000       263,203
       Seven & I Holdings Co., Ltd. (a)...........  35,560     1,520,498
       Sharp Corp.................................  41,000       620,075
       Shimamura Co., Ltd. (a)....................     900       125,174
       Shimano, Inc. (a)..........................   4,600       121,391
       Shimizu Corp...............................  29,000       215,459
       Shin-Etsu Chemical Co., Ltd................  17,000       897,433
       Shinko Securities..........................  24,000       122,153
       Shinsei Bank, Ltd..........................  40,000       232,181
       Shionogi & Co., Ltd........................  15,000       211,568
       Shiseido Co., Ltd. (a).....................  16,000       297,296
       Showa Denko K.K. (a).......................  52,000       201,189
       Showa Shell Sekiyu K.K. (a)................   9,900       118,734
       SMC Corp...................................   2,600       374,147
       Softbank Corp. (a).........................  31,500     1,343,071
       Sojitz Corp. (a)...........................  16,800       100,257
       Sompo Japan Insurance, Inc.................  36,000       481,595
       Sony Corp. (a).............................  43,300     1,766,617
       Stanley Electric Co., Ltd. (a).............   9,200       148,269
       Sumitomo Chemical Co., Ltd.................  64,000       442,669
       Sumitomo Corp..............................  47,000       604,465
       Sumitomo Electric Industries, Ltd..........  31,000       474,225
       Sumitomo Heavy Industries, Ltd.............  25,000       208,879
       Sumitomo Metal Industries, Ltd............. 176,000       670,054
       Sumitomo Metal Mining Co., Ltd. (a)........  27,000       337,404
       Sumitomo Mitsui Financial Group, Inc. (a)..     208     2,226,449
       Sumitomo Realty & Development Co., Ltd. (a)  16,000       351,154
       Sumitomo Rubber............................   8,000       114,771
       Suzuken Co., Ltd...........................   2,300        73,334
       T&D Holdings, Inc..........................   9,750       639,817
       Taiheiyo Cement Corp. (a)..................  42,000       171,532
       Taisei Corp................................  39,000       178,103
       Taisho Pharmaceutical Co., Ltd.............   8,000       149,018
       Taiyo Nippon Sanso Corp....................  14,000        93,225
       Takashimaya Co., Ltd. (a)..................  12,000       193,028
       Takeda Pharmaceutical Co., Ltd.............  38,500     2,076,513
       Takefuji Corp..............................   4,610       314,666

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          JAPAN--(CONTINUED)
          Tanabe Seiyaku Co.....................  11,000 $     106,884
          TDK Corp..............................   5,300       366,679
          Teijin, Ltd...........................  36,000       230,267
          Teikoku Oil Co., Ltd. (a).............  10,000       132,020
          Terumo Corp...........................   8,100       240,628
          The 77 Bank, Ltd......................  16,000       122,012
          The Bank of Fukuoka, Ltd. (a).........  23,000       198,831
          The Bank of Yokohama, Ltd.............  54,000       445,350
          The Chiba Bank, Ltd...................  29,000       244,770
          The Furukawa Electric Co., Ltd. (a)...  30,000       237,496
          The Gunma Bank, Ltd...................  21,000       156,268
          The Joyo Bank, Ltd....................  32,000       191,771
          The Kansai Electric Power Co., Inc....  35,300       756,801
          The Nishi-Nippon Bank, Ltd............  22,000       132,432
          The Shizuoka Bank, Ltd. (a)...........  27,000       269,462
          The Sumitomo Trust & Banking Co., Ltd.  56,000       569,438
          The Suruga Bank, Ltd..................  13,000       163,571
          The Tokyo Electric Power, Ltd.........  49,900     1,214,022
          THK Co., Ltd. (a).....................   6,000       157,378
          Tobu Railway Co., Ltd.................  31,000       162,889
          Toho Co., Ltd. (a)....................   8,000       178,675
          Tohoku Electric Power Co., Inc........  20,300       411,906
          Tokuyama Corp.........................  10,000       129,202
          Tokyo Electron, Ltd...................   7,700       480,794
          Tokyo Gas Co., Ltd. (a)............... 101,000       451,277
          Tokyo Tatemono Co. (a)................  11,000       110,164
          Tokyu Corp. (a).......................  47,000       334,809
          Tokyu Land Corp.......................  15,000       151,887
          TonenGeneral Sekiyu K.K. (a)..........  12,000       128,610
          Toppan Printing Co., Ltd. (a).........  25,000       290,513
          Toray Industries, Inc.................  58,000       475,026
          Toshiba Corp. (a)..................... 128,000       770,495
          Tosoh Corp. (a).......................  27,000       119,186
          Toto, Ltd. (a)........................  12,000       101,016
          Toyo Seikan Kaisha, Ltd...............   8,000       129,786
          Toyobo Co., Ltd.......................  27,000        90,969
          Toyota Industries Corp................   8,100       292,242
          Toyota Motor Corp..................... 126,100     6,592,048
          Toyota Tsusho Corp....................   7,000       160,283
          Trend Micro, Inc. (a).................   4,000       152,312
          Ube Industries, Ltd. (a)..............  39,000       105,484
          Uni-Charm Corp. (a)...................   2,400       107,695
          UNY Co., Ltd..........................   6,000        94,944
          Ushio, Inc. (a).......................   7,000       164,573
          USS Co., Ltd..........................   1,070        68,153
          Wacoal Corp...........................   5,000        67,591
          West Japan Railway Co.................      77       320,244
          Yahoo! Japan Corp. (a)................     336       510,480
          Yakult Honsha Co., Ltd. (a)...........   7,000       145,752
          Yamada Denki Co., Ltd. (a)............   3,500       443,551
          Yamaha Corp. (a)......................   8,100       134,524
          Yamaha Motor Co., Ltd.................  10,200       268,176
          Yamato Holdings Co., Ltd..............  17,000       283,201
          Yaskawa Electric Corp. (a)............  10,000       101,447
          Yokogawa Electric Corp. (a)...........   8,100       138,845
          Zeon Corp. (a)........................   8,000       106,108
                                                         -------------
                                                           114,386,123
                                                         -------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       LUXEMBOURG--0.1%
       Arcelor S.A................................  23,893 $     590,324
       Stolt Offshore Co. (a).....................   9,600       111,636
                                                           -------------
                                                                 701,960
                                                           -------------

       NETHERLANDS--3.6%
       ABN AMRO Holdings NV.......................  78,051     2,033,575
       Aegon NV...................................  62,160     1,008,087
       Akzo Nobel NV..............................  11,384       525,677
       ASML Holding NV (b)........................  23,308       464,571
       Buhrmann NV (a)............................   5,632        82,570
       Corio NV...................................   2,452       132,740
       DSM NV.....................................   6,294       256,121
       Euronext NV................................   3,546       184,005
       European Aeronautic Defense & Space Co. (a)  11,647       438,164
       Getronics NV...............................   5,753        77,085
       Heineken NV................................  10,728       338,771
       ING Groep NV...............................  81,822     2,827,631
       James Hardie Industries NV.................  27,250       179,031
       Koninklijke Ahold NV.......................  64,989       485,081
       Koninklijke KPN NV.........................  91,096       910,893
       Koninklijke Numico NV......................   8,452       348,622
       Koninklijke Philips Electronics NV.........  56,793     1,758,309
       Qiagen NV..................................   4,617        54,133
       Randstad Holding NV........................   1,866        80,752
       Reed Elsevier NV...........................  30,654       426,645
       Rodamco Europe NV..........................   1,821       150,993
       SBM Offshore NV............................   1,921       154,638
       STMicroelectronics NV......................  29,883       534,317
       TNT NV.....................................  18,198       566,657
       Unilever NV................................  24,655     1,682,295
       Vedior NV (a)..............................   6,643        98,099
       VNU NV.....................................  10,581       349,567
       Wereldhave NV..............................   1,209       113,623
       Wolters Kluwer NV..........................  14,000       282,039
                                                           -------------
                                                              16,544,691
                                                           -------------

       NEW ZEALAND--0.2%
       Fletcher Building, Ltd.....................  57,403       295,063
       Telecom Corp. of New Zealand, Ltd. (a)..... 133,363       545,506
                                                           -------------
                                                                 840,569
                                                           -------------

       NORWAY--0.6%
       DnB NOR ASA................................  32,130       341,740
       Norsk Hydro ASA (a)........................   6,820       700,349
       Norske Skogindustrier ASA (a)..............   9,200       145,738
       Orkla ASA (a)..............................   8,650       356,725
       Petroleum Geo-Services (a).................   3,340       103,049
       Statoil ASA (a)............................  31,450       719,973
       Storebrand ASA (a).........................  11,400        97,885
       Telenor ASA................................  40,300       394,482
       Yara International ASA.....................  10,000       144,912
                                                           -------------
                                                               3,004,853
                                                           -------------

       PORTUGAL--0.3%
       Banco Comercial Portugues S.A..............  90,981       250,064
       Banco Espirito Santo S.A. (a)..............   5,129        82,280

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


        SECURITY DESCRIPTION                       SHARES     VALUE*
        ----------------------------------------------------------------

        PORTUGAL--(CONTINUED)
        Brisa-Auto Estradas de Portugal S.A. (a)..  19,503 $     164,707
        Energias de Portugal S.A..................  93,497       287,110
        Portugal Telecom, SGPS, S.A. (a)..........  36,975       372,916
        Sonae S.A.................................  55,237        76,876
                                                           -------------
                                                               1,233,953
                                                           -------------

        SINGAPORE--0.8%
        Capitaland, Ltd. (a)......................  66,000       136,127
        City Developments, Ltd....................  40,000       208,894
        ComfortDelGro Corp., Ltd.................. 178,000       171,257
        DBS Group Holdings, Inc...................  52,978       525,472
        Fraser & Neave, Ltd.......................  16,400       182,859
        Keppel Corp., Ltd. (a)....................  29,000       192,177
        Overseas Chinese Bank..................... 122,880       494,136
        Singapore Airlines, Ltd...................  34,000       254,192
        Singapore Press Holdings, Ltd. (a)........  93,250       240,619
        Singapore Technologies Engineering, Ltd... 117,000       201,539
        Singapore Telecommunications, Ltd......... 315,650       494,417
        United Overseas Bank, Ltd.................  55,392       487,368
        Venture Corp., Ltd........................  19,000       157,574
                                                           -------------
                                                               3,746,631
                                                           -------------

        SPAIN--3.5%
        Abertis Infraestructuras S.A. (a).........   9,909       248,564
        Acciona S.A. (a)..........................   1,601       178,513
        Acerinox S.A. (a).........................   7,712       111,786
        ACS, Actividades de Construccion &
         Servicios S.A. (a).......................  10,808       346,901
        Altadis S.A...............................  12,473       563,802
        Antena 3 TV (a)...........................   3,400        80,828
        Azucarera Ebro S.A........................   3,741        61,913
        Banco Bilbao Vizcaya Argentaria S.A....... 148,471     2,640,044
        Banco Popular Espanol S.A. (a)............  37,649       457,686
        Banco Santander Central Hispano S.A....... 259,913     3,418,624
        Cintra Conces, Plc. (a)...................   8,063        92,930
        Corporacion Mapfre S.A....................   4,847        79,819
        Endesa S.A. (a)...........................  42,491     1,113,774
        Fomento de Construcciones & Contratas S.A.   1,837       103,820
        Gamesa Corporacion Tecnologica S.A. (a)...   8,235       120,006
        Gas Natural SDG S.A. (a)..................   7,562       211,276
        Grupo Ferrovial S.A. (a)..................   3,394       234,506
        Iberdrola S.A. (a)........................  35,053       954,344
        Indra Sistemas S.A........................   7,404       144,216
        Industria de Diseno Textil S.A............   9,525       309,510
        Inmobilia Colonial........................   1,359        76,765
        Metrovacesa S.A. (a)......................   2,474       149,775
        Repsol YPF S.A............................  39,532     1,155,851
        Sacyr Vallehermoso S.A. (a)...............   6,221       151,142
        Sogecable S.A. (a)........................   2,047        81,764
        Telefonica S.A............................ 193,915     2,907,349
        Union Fenosa S.A..........................  10,887       403,930
                                                           -------------
                                                              16,399,438
                                                           -------------

        SWEDEN--2.3%
        Alfa Laval AB (a).........................   4,300        92,899
        Assa Abloy AB (Series B) (a)..............  15,700       246,537

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        SWEDEN--(CONTINUED)
        Atlas Copco AB (Series A)................  14,700 $     326,959
        Atlas Copco AB (Series B)................  10,200       203,158
        Electrolux AB (a)........................  13,400       347,568
        Eniro AB.................................  10,300       129,429
        Gambro AB................................  10,800       117,772
        Getinge AB (Class B) (a).................   9,500       130,548
        Hennes & Mauritz AB (Series B) (a).......  22,550       764,706
        Holmen AB (Series B) (a).................   2,500        82,450
        Lundin Petroleum (a).....................   9,000        95,205
        Modern Times Group AB (Class B) (a)......   2,450       102,055
        Nordea Bank AB (a).......................  97,162     1,007,245
        Sandvik AB (a)...........................   9,350       434,607
        Scania AB (Series B) (a).................   4,300       155,344
        Securitas AB (a).........................  13,000       215,627
        Skandia Insurance Co., Ltd. (a)..........  55,300       330,930
        Skandinaviska Enskilda Banken AB (a).....  23,100       474,587
        Skanska AB...............................  19,700       299,532
        SKF AB (a)...............................  18,000       252,202
        SSAB.....................................   3,000       108,925
        Svenska Cellulosa AB (a).................   9,100       339,506
        Svenska Handelsbanken AB (a).............  22,600       559,447
        Swedish Match AB (a).....................  14,600       171,533
        Tele2 AB (a).............................  18,100       193,805
        Telefonaktiebolaget LM Ericsson (Class B) 653,800     2,243,815
        TeliaSonera AB...........................  86,764       465,356
        Volvo AB.................................   4,500       206,015
        Volvo AB (Series B) (a)..................  10,200       480,018
                                                          -------------
                                                             10,577,780
                                                          -------------

        SWITZERLAND--6.4%
        ABB, Ltd.................................  86,906       841,713
        Adecco S.A...............................   5,399       248,132
        Ciba Specialty Chemicals AG..............   3,545       228,600
        Clariant AG..............................  12,901       189,379
        Credit Suisse Group......................  53,116     2,699,625
        Geberit AG...............................     184       145,170
        Givaudan AG..............................     317       214,200
        Holcim, Ltd..............................   7,740       525,519
        Kuehne & Nagel International AG..........     509       143,206
        Logitech International S.A...............   4,790       223,706
        Lonza Group AG (a).......................   1,509        92,064
        Nestle S.A...............................  17,622     5,246,392
        Nobel Biocare Holding AG.................     917       201,095
        Novartis AG.............................. 101,619     5,320,612
        Phonak Holding AG (a)....................   1,750        75,160
        PSP Swiss Property.......................   1,740        75,262
        Roche Holding AG.........................  30,690     4,594,718
        Schindler Holding AG.....................     194        76,757
        Serono S.A. (Class B)....................     303       240,416
        SGS S.A. (a).............................     176       147,974
        Straumann Holding AG (a).................     318        73,532
        Sulzer AG................................     153        80,802
        Swatch Group AG..........................   3,574       107,802
        Swatch Group AG (Class B)................   1,638       242,374
        Swiss Reinsurance Co.....................  13,985     1,020,865
        Swisscom AG..............................   1,060       333,615

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


       SECURITY DESCRIPTION                         SHARES     VALUE*
       ------------------------------------------------------------------

       SWITZERLAND--(CONTINUED)
       Syngenta AG.................................   4,682 $     580,864
       UBS AG......................................  45,159     4,286,906
       Zurich Financial Services AG................   6,239     1,326,943
                                                            -------------
                                                               29,583,403
                                                            -------------

       UNITED KINGDOM--23.1%
       3i Group, Plc...............................  25,081       364,936
       Aegis Group, Plc............................  38,895        81,644
       Alliance Unichem, Plc.......................   9,863       135,437
       AMEC, Plc...................................  19,748       116,392
       Amvescap, Plc...............................  28,888       219,118
       Anglo American, Plc.........................  61,109     2,076,356
       ARM Holdings, Plc...........................  54,960       114,113
       Arriva, Plc.................................   7,903        79,042
       Associated British Portfolios Holdings, Plc.  14,900       150,166
       AstraZeneca, Plc............................  70,252     3,411,305
       Aviva, Plc.................................. 102,001     1,234,610
       BAA, Plc....................................  46,303       498,367
       BAE Systems, Plc............................ 138,539       907,581
       Balfour Beatty, Plc.........................  23,744       145,138
       Barclays, Plc............................... 281,981     2,956,568
       Barratt Developments, Plc...................  11,202       189,388
       BBA Group, Plc..............................  25,670       145,027
       Bellway, Plc................................   4,518        87,576
       Berkeley Group Holdings.....................   4,020        76,681
       BG Group, Plc............................... 154,740     1,526,304
       BHP Billiton, Plc........................... 108,601     1,769,152
       BOC Group, Plc..............................  22,444       461,511
       Boots Group, Plc. (a).......................  30,061       311,698
       Bovis Homes Group...........................   5,148        70,443
       BP, Plc..................................... 911,596     9,738,951
       Brambles Industries, Plc....................  29,427       210,601
       British Airways, Plc........................  21,657       124,190
       British America Tobacco, Plc................  67,985     1,520,293
       British Land Co., Plc.......................  24,653       451,194
       British Sky Broadcasting Group, Plc.........  57,002       485,905
       Brixton, Plc................................  11,049        82,045
       BT Group, Plc............................... 366,866     1,403,262
       Bunzl, Plc..................................  17,535       192,079
       Burberry Group, Plc.........................  14,259       105,028
       Cable & Wireless, Plc....................... 102,250       209,219
       Cadbury Schweppes, Plc......................  92,853       875,324
       Capita Group, Plc...........................  31,881       228,023
       Carnival, Plc...............................   7,379       418,133
       Cattles, Plc................................  11,534        65,163
       Centrica, Plc............................... 162,561       711,003
       Close Brothers Group, Plc...................   5,056        78,774
       Cobham, Plc.................................  45,040       131,020
       Compass Group, Plc.......................... 100,636       380,822
       Corus Group, Plc............................ 232,233       235,095
       Daily Mail & General Trust, Plc.............  11,302       153,153
       Diageo, Plc................................. 129,373     1,869,993
       Dixons Group, Plc...........................  76,665       215,462
       Electrocomponents, Plc......................  16,808        81,180
       EMAP, Plc...................................   9,884       146,352
       EMI Group, Plc..............................  31,155       129,427

            SECURITY DESCRIPTION               SHARES     VALUE*
            --------------------------------------------------------

            UNITED KINGDOM--(CONTINUED)
            Enterprise Inns, Plc..............  16,706 $     268,682
            First Choice Holidays.............  19,553        83,924
            FirstGroup, Plc...................  14,542       100,307
            Friends Provident, Plc............  93,952       305,671
            Gallaher Group....................  27,285       410,882
            George Wimpey, Plc................  20,896       172,209
            GKN, Plc..........................  39,679       196,362
            GlaxoSmithKline, Plc.............. 254,458     6,411,871
            Group for Securicor, Inc..........  42,313       116,966
            GUS, Plc..........................  40,206       711,445
            Hammerson, Plc....................  13,769       241,791
            Hanson, Plc.......................  35,035       383,857
            Hays, Plc.........................  70,144       151,142
            HBOS, Plc......................... 168,884     2,881,203
            Hilton Group, Plc.................  72,907       455,395
            HSBC Holdings, Plc................ 492,710     7,892,330
            ICAP, Plc.........................  18,682       129,844
            IMI, Plc..........................  19,184       165,674
            Imperial Chemical Industries, Plc.  58,839       335,392
            Imperial Tobacco Group, Plc.......  32,677       973,703
            Inchcape, Plc.....................   3,038       118,915
            Intercontinental Hotels...........  18,419       265,649
            International Power, Plc..........  73,371       301,695
            Intertek Group, Plc...............   6,257        74,957
            Invensys, Plc..................... 256,503        81,451
            Isoft Group.......................   9,426        63,000
            Johnson Matthey, Plc..............   8,551       207,294
            Kelda Group, Plc..................  19,060       253,519
            Kesa Electricals, Plc.............  27,443       122,440
            Kingfisher, Plc................... 100,939       411,170
            Land Securities Group, Plc........  20,412       583,237
            Legal & General Group, Plc........ 280,862       588,310
            Liberty International, Plc........   9,441       158,928
            Lloyds TSB Group, Plc............. 248,635     2,085,280
            LogicaCMG, Plc....................  51,317       156,164
            London Stock Exchange Plc.........  10,312       109,889
            Man Group, Plc....................  13,407       440,094
            Marks & Spencer Group, Plc........  72,166       625,690
            Meggitt, Plc......................  22,314       138,641
            Misys, Plc........................  21,309        87,363
            Mitchells & Butlers, Plc..........  19,201       137,801
            National Express Group, Plc.......   5,547        81,914
            National Grid..................... 119,454     1,165,916
            Next, Plc.........................  10,683       281,151
            Pearson, Plc......................  37,340       440,746
            Persimmon, Plc....................  11,884       256,682
            Pilkington, Plc...................  60,503       154,725
            Provident Financial, Plc..........  13,879       130,614
            Prudential, Plc................... 108,297     1,023,566
            Punch Taverns, Plc................  10,056       146,581
            Rank Group, Plc...................  33,378       175,215
            Reckitt Benckiser, Plc............  26,545       874,038
            Reed Elsevier, Plc................  55,180       516,695
            Rentokil Initial, Plc.............  76,753       215,345
            Resolution, Plc...................   8,490        94,457
            Reuters Group, Plc................  62,100       459,008
            Rexam, Plc. (a)...................  27,877       243,133

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



     SECURITY DESCRIPTION                            SHARES      VALUE*
     ----------------------------------------------------------------------

     UNITED KINGDOM--(CONTINUED)
     Rio Tinto, Plc................................    47,567 $   2,167,121
     Rolls Royce Group............................. 2,358,708         4,151
     Rolls-Royce Group, Plc........................    70,620       518,320
     Royal & Sun Alliance Insurance Group, Plc.....   150,184       324,960
     Royal Bank of Scotland Group, Plc.............   138,851     4,183,717
     Royal Dutch Shell (A Shares)..................   178,172     5,454,239
     Royal Dutch Shell (B Shares)..................   120,383     3,859,174
     SABMiller, Plc................................    38,439       699,344
     Sage Group, Ltd...............................    61,607       272,892
     Sainsbury Co..................................    61,769       334,322
     Schroders, Plc................................     4,373        71,327
     Scottish & Newcastle, Plc.....................    31,697       264,526
     Scottish & Southern Energy, Plc...............    36,716       639,191
     Scottish Power, Plc...........................    79,445       741,048
     Serco Group, Plc..............................    26,863       144,877
     Severn Trent, Plc. (a)........................    16,848       313,554
     Signet Group, Plc.............................    90,531       167,001
     Slough Estates, Plc...........................    21,877       225,011
     Smith & Nephew, Plc...........................    43,712       401,581
     Smiths Group, Plc.............................    25,283       454,036
     Stagecoach Group, Plc.........................    29,429        58,315
     Tate & Lyle, Plc..............................    20,205       195,142
     Taylor Woodrow, Plc...........................    30,813       201,294
     Tesco, Plc....................................   342,617     1,948,551
     The Peninsular & Oriental Steam Navigation Co.    37,487       299,817
     TI Automotive, Ltd. (c).......................    11,100             0
     Tomkins, Plc..................................    30,300       155,940
     Travis Perkins................................     4,822       115,974
     Trinity Mirror, Plc...........................    11,804       116,128
     Unilever, Plc.................................   122,763     1,215,060
     United Utilities, Plc.........................    40,354       464,894
     UTD Business Media............................    10,472       114,476
     Vodafone Group, Plc........................... 2,755,033     5,936,316
     Whitbread.....................................    10,230       166,499
     William Hill, Plc.............................    16,542       152,083
     Wolseley, Plc.................................    25,957       545,911
     WPP Group, Plc................................    51,215       553,084
     Yell Group, Plc...............................    35,479       326,485
                                                              -------------
                                                                106,836,528
                                                              -------------

     UNITED STATES--3.4%
     iShares MSCI EAFE Index Fund..................   257,600    15,316,896
     Synthes, Inc. (b).............................     1,887       211,250
                                                              -------------
                                                                 15,528,146
                                                              -------------
     Total Common Stock
      (Identified Cost $345,247,314)...............             456,119,968
                                                              -------------

     PREFERRED STOCK--0.5%
     ----------------------------------------------------------------------

     AUSTRALIA--0.3%
     Centro Properties Group (a)...................    32,700       151,545
     CFS Gandel Retail Trust.......................   100,244       146,840
     General Property Trust........................    81,936       246,470
     Investa Property Group........................    66,456        96,581
     Macquarie Infrastructure Group (a)............   107,767       279,813
     Stockland.....................................    56,289       267,766
                                                              -------------
                                                                  1,189,015
                                                              -------------

        SECURITY DESCRIPTION                    SHARES       VALUE*
        ---------------------------------------------------------------

        GERMANY--0.2%
        Fresenius Medical Care AG............        924 $      85,939
        Henkel KGAA (a)......................      2,804       280,982
        Porsche AG (a).......................        387       276,897
        RWE AG...............................      1,372        88,103
        Volkswagen AG........................      4,726       181,122
                                                         -------------
                                                               913,043
                                                         -------------
        Total Preferred Stock
         (Identified Cost $1,483,446)........                2,102,058
                                                         -------------

        RIGHTS-- 0.3%
        ---------------------------------------------------------------

        BELGIUM--0.3%
        Fortis S.A.(a).......................     50,928     1,618,471
                                                         -------------

        PORTUGAL--0.0%
        Sonae SGPS S.A.......................     55,237        28,403
                                                         -------------
        Total Rights
         (Identified Cost $1,174,010)........                1,646,874
                                                         -------------

        UNITS--0.2%
        ---------------------------------------------------------------

        IRELAND--0.0%
        Grafton Group, Plc...................     10,061       109,173
                                                         -------------

        SWITZERLAND--0.2%
        Compagnie Financiere Richemont AG....     22,334       969,392
                                                         -------------
        Total Units
         (Identified Cost $709,717)..........                1,078,565
                                                         -------------

        SHORT TERM INVESTMENTS--0.5%
                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        UNITED STATES--0.5%
        Federal Home Loan Bank............... $2,050,000 $   2,049,618
                                                         -------------
        Total Short Term Investments
         (Amortized Cost $2,049,619).........                2,049,618
                                                         -------------
        Total Investments--100.2%
         (Identified Cost $350,664,106) (d)..              462,997,083
        Liabilities in excess of other assets                 (808,528)
                                                         -------------
        TOTAL NET ASSETS--100%...............            $ 462,188,555
                                                         =============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005



(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $78,951,067 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $83,491,294.
(b)  NON-INCOME PRODUCING.
(c)  ZERO VALUED SECURITY.
(d) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $355,384,751 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $115,421,057 AND $(7,808,725), RESPECTIVELY.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.


              TEN LARGEST INDUSTRIES AS OF         PERCENTAGE OF
              DECEMBER 31, 2005                   TOTAL NET ASSETS
              ----------------------------        ----------------
              Commercial Banks...................      17.6%
              Oil, Gas & Consumable Fuels........       7.8%
              Pharmaceuticals....................       6.7%
              Metals & Mining....................       3.6%
              Diversified Financial Services.....       3.3%
              Mutual Funds.......................       3.3%
              Food Products......................       2.6%
              Wireless Telecommunication Services       1.8%
              Food & Staples Retailing...........       1.6%
              Communications Equipment...........       1.4%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value......................             $462,997,083
       Cash......................................                    3,766
       Foreign cash at value.....................                  106,032
       Collateral for securities loaned..........               83,491,294
       Receivable for:
        Securities sold..........................                  450,027
        Fund shares sold.........................                1,205,565
        Accrued interest and dividends...........                  500,951
        Foreign taxes............................                   63,993
                                                              ------------
         Total Assets............................              548,818,711
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $ 2,016,757
        Securities purchased.....................     785,866
        Withholding taxes........................      22,305
        Return of collateral for securities
         loaned..................................  83,491,294
       Accrued expenses:
        Management fees..........................     113,314
        Service and distribution fees............      39,267
        Other expenses...........................     161,353
                                                  -----------
         Total Liabilities.......................               86,630,156
                                                              ------------
     NET ASSETS..................................             $462,188,555
                                                              ============
       Net assets consists of:
        Capital paid in..........................             $347,199,880
        Undistributed net investment income......                7,342,355
        Accumulated net realized losses..........               (4,684,623)
        Unrealized appreciation on investments,
         and foreign currency....................              112,330,943
                                                              ------------
     NET ASSETS..................................             $462,188,555
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($242,622,831 divided by
      18,735,295 shares outstanding).............             $      12.95
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($145,076,989 divided by
      11,365,734 shares outstanding).............             $      12.76
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($74,488,735 divided by
      5,776,251 shares outstanding)..............             $      12.90
                                                              ============
     Identified cost of investments..............             $350,664,106
                                                              ============
     Identified cost of foreign cash.............             $    105,960
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $10,351,517(a)
       Interest................................                  332,178(b)
                                                             -----------
                                                              10,683,695
     EXPENSES
       Management fees......................... $ 1,195,152
       Service and distribution fees--Class B..     264,736
       Service and distribution fees--Class E..     106,886
       Directors' fees and expenses............      22,257
       Custodian...............................     688,833
       Audit and tax services..................      20,675
       Legal...................................      10,678
       Printing................................      98,984
       Insurance...............................       6,958
       Miscellaneous...........................      17,150
                                                -----------
       Total expenses..........................   2,432,309
       Management fee waivers..................     (19,437)   2,412,872
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                8,270,823
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain (loss) on:
       Investments--net........................   2,774,801
       Foreign currency transactions--net......    (161,211)   2,613,590
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  42,614,797
       Foreign currency transactions--net......     (20,593)  42,594,204
                                                -----------  -----------
     Net gain..................................               45,207,794
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $53,478,617
                                                             ===========

(a)NET OF FOREIGN TAXES OF $1,063,667.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $297,489.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $  8,270,823  $  5,797,997
  Net realized gain......................................    2,613,590     1,227,354
  Unrealized appreciation................................   42,594,204    50,156,469
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   53,478,617    57,181,820
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (3,703,883)   (1,416,519)
    Class B..............................................   (1,426,756)     (198,859)
    Class E..............................................   (1,116,278)     (509,994)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................   (6,246,917)   (2,125,372)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   57,766,866    43,096,448
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  104,998,566    98,152,896

NET ASSETS
  Beginning of the period................................  357,189,989   259,037,093
                                                          ------------  ------------
  End of the period...................................... $462,188,555  $357,189,989
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $  7,342,355  $  5,396,562
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  4,463,238  $ 52,400,159   5,084,867  $ 51,552,442
  Reinvestments....................................    331,295     3,703,883     139,972     1,416,519
  Redemptions...................................... (4,100,027)  (48,753,325) (5,223,467)  (53,787,230)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    694,506  $  7,350,718       1,372  $   (818,269)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  6,415,006  $ 74,509,829   4,436,365  $ 45,124,724
  Reinvestments....................................    129,235     1,426,756      19,886       198,859
  Redemptions...................................... (1,596,614)  (18,873,166)   (923,799)   (9,445,172)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,947,627  $ 57,063,419   3,532,452  $ 35,878,411
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................    942,419  $ 11,121,676   3,735,161  $ 37,694,618
  Reinvestments....................................    100,204     1,116,278      50,545       509,994
  Redemptions...................................... (1,601,666)  (18,885,225) (3,004,659)  (30,168,306)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (559,043) $ (6,647,271)    781,047  $  8,036,306
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions.  5,083,090  $ 57,766,866   4,314,871  $ 43,096,448
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  11.64  $   9.80  $   7.26  $   8.75  $  11.22
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.25      0.21      0.14      0.10      0.09
 Net realized and unrealized
   gain (loss) of investments.     1.26      1.70      2.54     (1.55)    (2.52)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     1.51      1.91      2.68     (1.45)    (2.43)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.20)    (0.07)    (0.14)    (0.04)    (0.03)
 Distributions from net
   realized capital gains.....     0.00      0.00      0.00      0.00     (0.01)
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.20)    (0.07)    (0.14)    (0.04)    (0.04)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  12.95  $  11.64  $   9.80  $   7.26  $   8.75
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............     13.2      19.6      37.6     (16.6)    (21.7)
Ratio of operating expenses
 to average net assets (%)....     0.51      0.59      0.71      0.73      0.70
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.51        --        --      0.79      0.82
Ratio of net investment
 income to average net assets
 (%)..........................     2.19      2.01      1.85      1.43      1.00
Portfolio turnover rate (%)...       22        38        43        23         9
Net assets, end of period
 (000)........................ $242,623  $210,034  $176,835  $112,325  $112,775

                                                 CLASS B
                         ---------------------------------------------------
                                                             JANUARY 2, 2001/(A)/
                               YEAR ENDED DECEMBER 31,             THROUGH
                         ----------------------------------     DECEMBER 31,
                           2005      2004     2003    2002          2001
                         --------  -------  -------  ------  -------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  11.48  $  9.68  $  7.18  $ 8.66        $11.12
                         --------  -------  -------  ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.19     0.12     0.11    0.06          0.04
 Net realized and
   unrealized gain
   (loss) of investments     1.27     1.74     2.51   (1.50)        (2.46)
                         --------  -------  -------  ------        ------
 Total from investment
   operations...........     1.46     1.86     2.62   (1.44)        (2.42)
                         --------  -------  -------  ------        ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.18)   (0.06)   (0.12)  (0.04)        (0.03)
 Distributions from net
   realized capital
   gains................     0.00     0.00     0.00    0.00         (0.01)
                         --------  -------  -------  ------        ------
 Total distributions....    (0.18)   (0.06)   (0.12)  (0.04)        (0.04)
                         --------  -------  -------  ------        ------
NET ASSET VALUE, END OF
 PERIOD................. $  12.76  $ 11.48  $  9.68  $ 7.18        $ 8.66
                         ========  =======  =======  ======        ======
TOTAL RETURN (%)........     12.9     19.3     37.2   (16.8)        (21.8)(b)
Ratio of operating
 expenses to average
 net assets (%).........     0.76     0.84     0.96    0.98          0.95 (c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.76       --       --    1.04          1.07 (c)
Ratio of net investment
 income to average net
 assets (%).............     1.86     1.60     1.45    1.11          0.46 (c)
Portfolio turnover rate
 (%)....................       22       38       43      23             9
Net assets, end of
 period (000)........... $145,077  $73,707  $27,933  $9,654        $4,099

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                    CLASS E
                               ----------------------------------------------
                                                                  MAY 1, 2001/(A)/
                                    YEAR ENDED DECEMBER 31,           THROUGH
                               ---------------------------------   DECEMBER 31,
                                 2005     2004     2003    2002        2001
                               -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 11.59  $  9.77  $  7.25  $ 8.74      $10.43
                               -------  -------  -------  ------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........    0.26     0.19     0.13    0.06        0.00
 Net realized and unrealized
   gain (loss) of investments.    1.23     1.70     2.52   (1.51)      (1.69)
                               -------  -------  -------  ------      ------
 Total from investment
   operations.................    1.49     1.89     2.65   (1.45)      (1.69)
                               -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........   (0.18)   (0.07)   (0.13)  (0.04)       0.00
                               -------  -------  -------  ------      ------
 Total distributions..........   (0.18)   (0.07)   (0.13)  (0.04)       0.00
                               -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD $ 12.90  $ 11.59  $  9.77  $ 7.25      $ 8.74
                               =======  =======  =======  ======      ======
TOTAL RETURN (%)..............    13.0     19.4     37.3   (16.7)      (16.2)(b)
Ratio of operating expenses
 to average net assets (%)....    0.66     0.74     0.86    0.88        0.85 (c)
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)    0.66       --       --    0.94        0.97 (c)
Ratio of net investment
 income to average net assets
 (%)..........................    2.05     1.91     1.42    1.02        0.00 (c)
Portfolio turnover rate (%)...      22       38       43      23           9
Net assets, end of period
 (000)........................ $74,489  $73,449  $54,269  $9,838      $   61

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--95.6% OF TOTAL NET ASSETS


     SECURITY DESCRIPTION                             SHARES     VALUE*
     ----------------------------------------------------------------------

     AUSTRALIA--0.5%
     Australia & New Zealand Banking Group, Ltd......  35,222 $     617,559
     Macquarie Airports.............................. 343,601       795,718
                                                              -------------
                                                                  1,413,277
                                                              -------------

     BERMUDA--0.4%
     Everest Re Group, Ltd...........................   9,600       963,360
                                                              -------------

     BRAZIL--1.0%
     Empresa Brasileira de Aeronautica S.A. (ADR) (a)  72,200     2,823,020
                                                              -------------

     CANADA--1.8%
     Husky Energy, Inc...............................  68,900     3,486,513
     Manulife Financial Corp.........................  25,000     1,463,828
                                                              -------------
                                                                  4,950,341
                                                              -------------

     CAYMAN ISLANDS--3.4%
     ACE, Ltd........................................  34,200     1,827,648
     GlobalSantaFe Corp..............................  56,300     2,710,845
     Transocean, Inc. (b)............................  54,400     3,791,136
     XL Capital, Ltd. (Class A)......................  16,100     1,084,818
                                                              -------------
                                                                  9,414,447
                                                              -------------

     DENMARK--0.3%
     Novo Nordisk A/S................................  12,200       687,227
                                                              -------------

     FINLAND--0.5%
     Fortum Oyj......................................  65,900     1,236,210
                                                              -------------

     FRANCE--5.9%
     Essilor International S.A.......................   4,650       375,422
     JC Decaux S.A...................................  36,869       860,321
     LVMH Moet Hennessy Louis Vuitton S.A............  36,251     3,222,101
     Sanofi-Aventis (a)..............................  52,062     4,562,672
     Societe Generale................................  21,161     2,603,904
     Technip S.A.....................................  52,530     3,187,243
     Total S.A. (a)..................................   4,982     1,254,181
                                                              -------------
                                                                 16,065,844
                                                              -------------

     GERMANY--3.8%
     Allianz AG......................................  20,570     3,116,505
     Bayerische Motoren Werke AG.....................  36,260     1,591,843
     SAP AG..........................................  15,740     2,853,577
     Siemens AG......................................  34,525     2,959,582
                                                              -------------
                                                                 10,521,507
                                                              -------------

     HONG KONG--1.3%
     Hong Kong & China Gas Co., Ltd.................. 602,000     1,279,995
     Hutchison Whampoa, Ltd.......................... 106,000     1,007,681
     Television Broadcasts, Ltd...................... 217,000     1,156,013
                                                              -------------
                                                                  3,443,689
                                                              -------------

     INDIA--0.4%
     ICICI Bank, Ltd. (ADR)..........................  37,900     1,091,520
                                                              -------------

         SECURITY DESCRIPTION                    SHARES     VALUE*
         -------------------------------------------------------------

         IRELAND--0.4%
         Anglo Irish Bank Corp., Plc............  78,041 $   1,186,475
                                                         -------------

         JAPAN--11.4%
         Canon, Inc. (a)........................  15,600       917,751
         Chugai Pharmaceutical Co., Ltd. (a)....  56,700     1,222,810
         Credit Saison Co., Ltd.................  36,100     1,798,189
         Fanuc, Ltd.............................   9,400       805,449
         Hoya Corp..............................  49,000     1,772,603
         JGC Corp. (a)..........................  36,000       692,436
         Kao Corp...............................  38,000     1,016,073
         KDDI Corp..............................     568     3,271,788
         Keyence Corp...........................   5,100     1,464,885
         Murata Manufacturing Co., Ltd..........  37,500     2,428,088
         Nidec Corp.............................  12,300     1,058,793
         Nintendo Co., Ltd......................   8,000       972,886
         Resona Holdings, Inc...................     424     1,699,619
         Shionogi & Co., Ltd.................... 143,000     2,019,516
         Shiseido Co., Ltd......................  74,130     1,379,164
         Sony Corp..............................  84,447     3,449,776
         Square Enix Co., Ltd...................  37,800     1,064,882
         Takeda Pharmaceutical Co., Ltd.........  18,800     1,015,276
         Toyota Motor Corp......................  50,500     2,643,315
         Yahoo! Japan Corp......................     474       721,058
                                                         -------------
                                                            31,414,357
                                                         -------------

         MEXICO--2.0%
         Fomento Economico Mexicano S.A. de C.V. 215,500     1,561,190
         Grupo Modelo S.A. de C.V............... 292,600     1,059,871
         Grupo Televisa S.A. (ADR)..............  34,500     2,777,250
                                                         -------------
                                                             5,398,311
                                                         -------------

         NETHERLANDS--2.4%
         European Aeronautic Defense & Space Co.  78,927     2,980,963
         Koninklijke Philips Electronics NV..... 112,408     3,493,867
                                                         -------------
                                                             6,474,830
                                                         -------------

         NORWAY--0.2%
         Tandberg ASA........................... 105,500       643,593
                                                         -------------

         PANAMA--0.9%
         Carnival Corp..........................  45,700     2,443,579
                                                         -------------

         PORTUGAL--0.3%
         Energias de Portugal S.A............... 264,077       814,123
                                                         -------------

         SINGAPORE--0.4%
         Singapore Press Holdings, Ltd.......... 444,000     1,145,478
                                                         -------------

         SOUTH KOREA--2.5%
         Hyundai Heavy Industries Co., Ltd......  20,410     1,546,723
         Samsung Electronics Co., Ltd...........   4,645     2,990,189
         SK Telecom Co., Ltd. (ADR) (a)......... 118,900     2,412,481
                                                         -------------
                                                             6,949,393
                                                         -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


      SECURITY DESCRIPTION                          SHARES      VALUE*
      --------------------------------------------------------------------

      SPAIN--0.7%
      Industria de Diseno Textil S.A..............    57,000 $   1,859,489
                                                             -------------

      SWEDEN--4.7%
      Hennes & Mauritz AB (Series B) (a)..........   130,000     4,418,050
      Investor AB.................................    59,167     1,035,706
      Telefonaktiebolaget LM Ericsson (Class B)... 2,173,300     7,474,833
                                                             -------------
                                                                12,928,589
                                                             -------------

      SWITZERLAND--3.1%
      Credit Suisse Group.........................    59,565     3,034,303
      Novartis AG.................................    29,690     1,558,069
      Roche Holding AG............................    23,362     3,505,595
      Syngenta AG.................................     4,109       510,939
                                                             -------------
                                                                 8,608,906
                                                             -------------

      TAIWAN--0.6%
      Taiwan Semiconductor Manufacturing Co., Ltd.   903,097     1,709,861
                                                             -------------

      UNITED KINGDOM--12.5%
      3i Group, Plc...............................    83,735     1,219,719
      BP, Plc. (ADR)..............................    38,300     2,459,626
      Burberry Group, Plc.........................   115,773       853,701
      Cadbury Schweppes, Plc......................   301,671     2,846,996
      Diageo, Plc.................................     9,100       131,679
      GUS, Plc....................................    52,313       926,703
      HSBC Holdings, Plc..........................   164,836     2,640,711
      Pearson, Plc................................   128,572     1,519,292
      Prudential, Plc.............................   226,012     2,138,511
      Reckitt Benckiser, Plc......................   152,858     5,038,674
      Royal Bank of Scotland Group, Plc...........   136,855     4,128,139
      RT Group, Plc. (c) (d)......................   282,264             0
      Smith & Nephew, Plc.........................   208,228     1,915,104
      Tesco, Plc..................................   148,230       843,955
      Vodafone Group, Plc......................... 3,165,592     6,828,504
      WPP Group, Plc..............................    81,765       883,979
                                                             -------------
                                                                34,375,293
                                                             -------------

      UNITED STATES--34.2%
      3M Co.......................................    28,200     2,185,500
      Adobe Systems, Inc. (b).....................    47,200     1,744,512
      Advanced Micro Devices, Inc. (b)............   177,200     5,422,320
      Affymetrix, Inc. (a)........................    28,900     1,379,975
      Altera Corp. (b)............................    66,700     1,235,951
      Altria Group, Inc...........................     9,800       732,256
      Amazon.com, Inc. (a) (b)....................    21,100       994,865
      American Express Co.........................    43,900     2,259,094
      Amgen, Inc. (b).............................    34,500     2,720,670
      Amylin Pharmaceuticals, Inc. (a) (b)........    11,700       467,064
      Avon Products, Inc..........................    24,300       693,765
      Berkshire Hathaway, Inc. (Class B) (b)......       540     1,585,170
      Biomet, Inc.................................    27,500     1,005,675
      Boston Scientific Corp. (b).................    57,200     1,400,828
      Burlington Resources, Inc...................    32,800     2,827,360
      Cadence Design Systems, Inc. (b)............    51,100       864,612
      Chevron Corp................................    31,300     1,776,901
      Cisco Systems, Inc. (b).....................    83,900     1,436,368

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       UNITED STATES--(CONTINUED)
       Citigroup, Inc.............................  15,200 $     737,656
       Coach, Inc. (b)............................  44,400     1,480,296
       Corning, Inc. (b).......................... 167,900     3,300,914
       Cree, Inc. (a) (b).........................  51,600     1,302,384
       eBay, Inc. (b).............................  86,800     3,754,100
       Emerson Electric Co........................  23,700     1,770,390
       Express Scripts, Inc. (b)..................  20,900     1,751,420
       Genentech, Inc. (b)........................  16,000     1,480,000
       Gilead Sciences, Inc. (b)..................  40,300     2,120,989
       ImClone Systems, Inc. (a) (b)..............  17,100       585,504
       International Business Machines Corp.......  25,400     2,087,880
       International Game Technology..............  56,200     1,729,836
       International Rectifier Corp. (a) (b)......  37,600     1,199,440
       Intuit, Inc. (b)...........................  40,300     2,147,990
       JPMorgan Chase & Co........................  57,700     2,290,113
       Juniper Networks, Inc. (b).................  31,800       709,140
       Lockheed Martin Corp.......................  20,200     1,285,326
       Medtronic, Inc.............................  11,000       633,270
       Microsoft Corp............................. 143,800     3,760,370
       Morgan Stanley.............................  53,000     3,007,220
       Nektar Therapeutics (a)....................  17,900       294,634
       Northern Trust Corp........................  52,100     2,699,822
       Northrop Grumman Corp......................  22,300     1,340,453
       Novell, Inc. (b)........................... 200,400     1,769,532
       Pfizer, Inc................................  49,300     1,149,676
       QUALCOMM, Inc..............................  51,900     2,235,852
       Quest Diagnostics, Inc.....................  41,200     2,120,976
       Raytheon Co................................  43,300     1,738,495
       Silicon Laboratories, Inc. (a) (b).........  11,700       428,922
       Sirius Satellite Radio, Inc. (a)........... 348,870     2,337,429
       Starbucks Corp. (b)........................  43,000     1,290,430
       Sun Microsystems, Inc. (b)................. 225,900       946,521
       The Boeing Co..............................  24,000     1,685,760
       The Gap, Inc...............................  39,300       693,252
       The Procter & Gamble Co....................  18,940     1,096,247
       The Walt Disney Co.........................  65,800     1,577,226
       Theravance, Inc. (b).......................  23,500       529,220
       Tiffany & Co...............................  18,000       689,220
       Wyeth......................................  27,400     1,262,318
                                                           -------------
                                                              93,753,109
                                                           -------------
       Total Common Stock
        (Identified Cost $227,235,982)............           262,315,828
                                                           -------------

       PREFERRED STOCK--1.5%
       -----------------------------------------------------------------

       BRAZIL--0.5%
       Tele Norte Leste Participacoes S.A.........  80,000     1,434,513
                                                           -------------

       GERMANY--0.4%
       Porsche AG.................................   1,720     1,235,502
                                                           -------------

       MEXICO--0.6%
       Companhia de Bebidas das Americas (ADR) (a)  42,400     1,613,320
                                                           -------------
       Total Preferred Stock
        (Identified Cost $3,623,359)..............             4,283,335
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--3.1%


                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    UNITED STATES--3.1%
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 2.500% to be repurchased at
     $8,572,381 on 01/03/06, collateralized by
     $8,890,000 U.S. Treasury Note 3.250% due
     01/15/09 with a value of $8,745,475......... $8,570,000 $   8,570,000
                                                             -------------
    Total Short Term Investments
     (Amortized Cost $8,570,000).................                8,570,000
                                                             -------------
    Total Investments--100.2%
     (Identified Cost $239,429,341) (e)..........              275,169,163
    Liabilities in excess of other assets........                 (668,090)
                                                             -------------
    TOTAL NET ASSETS--100%.......................            $ 274,501,073
                                                             =============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $23,872,838 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $24,892,532.
(b)  NON-INCOME PRODUCING.
(c) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $239,881,630 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $41,097,476 AND ($5,809,943), RESPECTIVELY.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.

              TEN LARGEST INDUSTRIES AS OF         PERCENTAGE OF
              DECEMBER 31, 2005                   TOTAL NET ASSETS
              ----------------------------        ----------------
              Commercial Banks...................       6.8%
              Wireless Telecommunication Services       4.5%
              Energy Equipment & Services........       3.5%
              Diversified Financial Services.....       3.0%
              Electronic Equipment & Instruments.       2.9%
              Household Durables.................       2.9%
              Internet & Catalog Retail..........       2.1%
              Capital Markets....................       1.1%
              Food Products......................       1.0%
              Consumer Finance...................       0.8%

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO



                       STATEMENT OF ASSETS & LIABILITIES
                       ---------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value.....................             $275,169,163
        Cash.....................................                      766
        Foreign cash at value....................                   43,336
        Collateral for securities loaned.........               24,892,532
        Receivable for:
         Securities sold.........................                   88,490
         Fund shares sold........................                  383,964
         Accrued interest and dividends..........                  503,607
         Foreign taxes...........................                   43,237
                                                              ------------
          Total Assets...........................              301,125,095
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $ 1,029,039
         Securities purchased....................     108,082
         Withholding taxes.......................      39,206
         Return of collateral for securities
          loaned.................................  24,892,532
        Accrued expenses:
         Management fees.........................     134,393
         Service and distribution fees...........       8,021
         Other expenses..........................     412,749
                                                  -----------
          Total Liabilities......................               26,624,022
                                                              ------------
      NET ASSETS.................................             $274,501,073
                                                              ============
        Net assets consists of:
         Capital paid in.........................             $225,423,884
         Undistributed net investment income.....                7,339,997
         Accumulated net realized gains..........                5,998,711
         Unrealized appreciation on investments
          and foreign currency...................               35,738,481
                                                              ------------
      NET ASSETS.................................             $274,501,073
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($226,036,574 divided by
       14,960,398 shares outstanding)............             $      15.11
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($27,790,220 divided by
       1,845,695 shares outstanding).............             $      15.06
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($20,674,279 divided by
       1,372,871 shares outstanding).............             $      15.06
                                                              ============
      Identified cost of investments.............             $239,429,341
                                                              ============
      Identified cost of foreign cash............             $     43,409
                                                              ============

                            STATEMENT OF OPERATIONS
                            -----------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Dividends...............................              $ 4,039,017(a)
       Interest................................                  166,493(b)
                                                             -----------
                                                               4,205,510
     EXPENSES
       Management fees......................... $ 1,397,667
       Service and distribution fees--Class B..      29,566
       Service and distribution fees--Class E..      25,866
       Directors' fees and expenses............      22,264
       Custodian...............................     291,198
       Audit and tax services..................      20,560
       Legal...................................      18,400
       Printing................................     414,830
       Insurance...............................       4,265
       Miscellaneous...........................       6,547
                                                -----------
       Total expenses..........................                2,231,163
                                                             -----------
     NET INVESTMENT INCOME.....................                1,974,347
                                                             -----------
     REALIZED AND UNREALIZED GAIN
     Realized gain on:
       Investments--net........................  26,349,002
       Foreign currency transactions--net......   5,378,127
                                                -----------
                                                              31,727,129
     Unrealized appreciation (depreciation) on:
       Investments--net........................   2,596,468
       Foreign currency transactions--net......      (8,555)
                                                -----------
                                                               2,587,913
                                                             -----------
     Net gain..................................               34,315,042
                                                             -----------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS..........................              $36,289,389
                                                             ===========

(a)NET OF FOREIGN TAXES OF $378,714.
(b)INCLUDES INCOME ON SECURITIES LOANED OF $7,916.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2005          2004
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,974,347  $  1,815,918
  Net realized gain.................................................   31,727,129    18,990,663
  Unrealized appreciation...........................................    2,587,913     9,393,930
                                                                     ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   36,289,389    30,200,511
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,195,708)   (2,956,330)
    Class B.........................................................      (28,384)            0
    Class E.........................................................      (72,970)     (195,665)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,297,062)   (3,151,995)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   25,378,718    (2,767,603)
                                                                     ------------  ------------
  TOTAL INCREASE IN NET ASSETS......................................   60,371,045    24,280,913
NET ASSETS
  Beginning of the period...........................................  214,130,028   189,849,115
                                                                     ------------  ------------
  End of the period................................................. $274,501,073  $214,130,028
                                                                     ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period................................................. $  7,339,997  $  1,135,164
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2005         DECEMBER 31, 2004
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,951,153  $ 40,627,131     764,035  $  8,928,820
  Reinvestments...............................................     93,269     1,195,708     254,417     2,956,330
  Redemptions................................................. (2,999,866)  (41,159,654) (1,786,716)  (20,820,380)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     44,556  $    663,185    (768,264) $ (8,935,230)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,767,004  $ 24,687,695     293,148  $  3,437,984
  Reinvestments...............................................      2,219        28,384           0             0
  Redemptions.................................................   (203,081)   (2,819,690)    (13,595)     (160,011)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................  1,566,142  $ 21,896,389     279,553  $  3,277,973
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    525,760  $  7,300,604     521,138  $  6,042,318
  Reinvestments...............................................      5,705        72,970      16,882       195,665
  Redemptions.................................................   (331,933)   (4,554,430)   (286,980)   (3,348,329)
                                                               ----------  ------------  ----------  ------------
  Net increase................................................    199,532  $  2,819,144     251,040  $  2,889,654
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,810,230  $ 25,378,718    (237,671) $ (2,767,603)
                                                               ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.09  $  11.43  $   8.98  $  10.86  $  14.62
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.12      0.11      0.14      0.13      0.35
  Net realized and unrealized gain (loss) of investments.     1.98      1.74      2.52     (1.84)    (2.55)
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     2.10      1.85      2.66     (1.71)    (2.20)
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.08)    (0.19)    (0.21)    (0.17)    (0.31)
  Distributions from net realized capital gains..........     0.00      0.00      0.00      0.00     (1.25)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.08)    (0.19)    (0.21)    (0.17)    (1.56)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  15.11  $  13.09  $  11.43  $   8.98  $  10.86
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................     16.2      16.4      30.5     (16.0)    (16.1)
Ratio of operating expenses to average net assets (%)....     0.93      0.81      0.84      0.81      0.80
Ratio of net investment income to average net assets (%).     0.87      0.95      1.35      1.27      2.90
Portfolio turnover rate (%)..............................      115        79        65        45        36
Net assets, end of period (000).......................... $226,037  $195,181  $179,334  $143,518  $183,296

                                                                     CLASS B
                                                         ----------------------------
                                                                      APRIL 26, 2004/(A)/
                                                          YEAR ENDED       THROUGH
                                                         DECEMBER 31,    DECEMBER 31,
                                                             2005            2004
                                                         ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $ 13.04         $ 11.59
                                                           -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      0.05            0.02
  Net realized and unrealized gain of investments.......      2.02            1.43
                                                           -------         -------
  Total from investment operations......................      2.07            1.45
                                                           -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (0.05)           0.00
                                                           -------         -------
  Total distributions...................................     (0.05)           0.00
                                                           -------         -------
NET ASSET VALUE, END OF PERIOD..........................   $ 15.06         $ 13.04
                                                           =======         =======
TOTAL RETURN (%)........................................      16.0           12.5 (b)
Ratio of operating expenses to average net assets (%)...      1.18           1.06 (c)
Ratio of net investment income to average net assets (%)      0.53           0.54 (c)
Portfolio turnover rate (%).............................       115              79
Net assets, end of period (000).........................   $27,790         $ 3,646

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 OPPENHEIMER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS E
                                                          ----------------------------------------------
                                                                                             MAY 1, 2001/(A)/
                                                               YEAR ENDED DECEMBER 31,           THROUGH
                                                          ---------------------------------   DECEMBER 31,
                                                            2005     2004     2003    2002        2001
                                                          -------  -------  -------  ------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 13.04  $ 11.40  $  8.96  $10.85      $12.21
                                                          -------  -------  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.11     0.11     0.13    0.19        0.00
  Net realized and unrealized gain (loss) of investments.    1.97     1.71     2.52   (1.91)      (1.36)
                                                          -------  -------  -------  ------      ------
  Total from investment operations.......................    2.08     1.82     2.65   (1.72)      (1.36)
                                                          -------  -------  -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (0.06)   (0.18)   (0.21)  (0.17)       0.00
                                                          -------  -------  -------  ------      ------
  Total distributions....................................   (0.06)   (0.18)   (0.21)  (0.17)       0.00
                                                          -------  -------  -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................... $ 15.06  $ 13.04  $ 11.40  $ 8.96      $10.85
                                                          =======  =======  =======  ======      ======
TOTAL RETURN (%).........................................    16.1     16.1     30.4   (16.1)      (11.1)(b)
Ratio of operating expenses to average net assets (%)....    1.08     0.96     0.99    0.96        0.95 (c)
Ratio of net investment income to average net assets (%).    0.71     0.81     1.08    1.18        0.95 (c)
Portfolio turnover rate (%)..............................     115       79       65      45          36
Net assets, end of period (000).......................... $20,674  $15,303  $10,515  $2,870      $   47

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--64.1% OF TOTAL NET ASSETS


          SECURITY DESCRIPTION                 SHARES      VALUE*
          ------------------------------------------------------------

          AEROSPACE & DEFENSE--1.6%
          General Dynamics Corp...............  96,400 $    10,994,420
          L-3 Communications Holdings, Inc.... 139,300      10,356,955
          Raytheon Co......................... 200,900       8,066,135
                                                       ---------------
                                                            29,417,510
                                                       ---------------

          AIR FREIGHT & LOGISTICS--0.8%
          CNF, Inc............................ 161,700       9,037,413
          Ryder System, Inc................... 151,800       6,226,836
                                                       ---------------
                                                            15,264,249
                                                       ---------------

          AUTOMOBILES--0.4%
          Harley-Davidson, Inc................ 145,400       7,486,646
                                                       ---------------

          BEVERAGES--1.1%
          PepsiCo, Inc........................ 227,600      13,446,608
          The Pepsi Bottling Group, Inc....... 240,900       6,892,149
                                                       ---------------
                                                            20,338,757
                                                       ---------------

          BIOTECHNOLOGY--1.0%
          Amgen, Inc. (a)..................... 135,800      10,709,188
          Invitrogen Corp. (a)................ 106,800       7,117,152
                                                       ---------------
                                                            17,826,340
                                                       ---------------

          CAPITAL MARKETS--1.9%
          Ameriprise Financial, Inc...........  51,720       2,120,520
          Lehman Brothers Holdings, Inc....... 114,900      14,726,733
          State Street Corp................... 167,200       9,269,568
          The Bear Stearns Co., Inc...........  79,100       9,138,423
                                                       ---------------
                                                            35,255,244
                                                       ---------------

          CHEMICALS--1.0%
          Lyondell Chemical Co. (b)........... 152,000       3,620,640
          The Dow Chemical Co................. 171,100       7,497,602
          The Lubrizol Corp................... 167,800       7,287,554
                                                       ---------------
                                                            18,405,796
                                                       ---------------

          COMMERCIAL BANKS--5.0%
          Bank of America Corp................ 658,800      30,403,620
          BB&T Corp........................... 232,600       9,748,266
          Comerica, Inc....................... 152,000       8,627,520
          KeyCorp............................. 283,300       9,329,069
          U.S. Bancorp........................ 459,900      13,746,411
          Wachovia Corp....................... 374,700      19,806,642
                                                       ---------------
                                                            91,661,528
                                                       ---------------

          COMMERCIAL SERVICES & SUPPLIES--0.8%
          Cendant Corp........................ 423,100       7,298,475
          Checkfree Corp. (a)................. 168,300       7,724,970
                                                       ---------------
                                                            15,023,445
                                                       ---------------

          COMMUNICATIONS EQUIPMENT--1.7%
          Cisco Systems, Inc. (a)............. 581,900       9,962,128
          Emulex Corp. (a).................... 291,900       5,776,701
          Motorola, Inc....................... 658,200      14,868,738
                                                       ---------------
                                                            30,607,567
                                                       ---------------

        SECURITY DESCRIPTION                     SHARES      VALUE*
        ----------------------------------------------------------------

        COMPUTERS & PERIPHERALS--1.9%
        Hewlett-Packard Co...................... 431,200 $    12,345,256
        International Business Machines Corp.... 268,300      22,054,260
                                                         ---------------
                                                              34,399,516
                                                         ---------------

        CONSUMER FINANCE--0.7%
        American Express Co..................... 258,500      13,302,410
                                                         ---------------

        DIVERSIFIED FINANCIAL SERVICES--1.6%
        CIT Group, Inc.......................... 201,700      10,444,026
        Citigroup, Inc.......................... 247,700      12,020,881
        Federated Investors, Inc. (Class B)..... 178,500       6,611,640
                                                         ---------------
                                                              29,076,547
                                                         ---------------

        DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
        AT&T, Inc............................... 600,100      14,696,449
        Verizon Communications, Inc............. 397,907      11,984,959
                                                         ---------------
                                                              26,681,408
                                                         ---------------

        ELECTRIC UTILITIES--1.8%
        FirstEnergy Corp........................ 163,500       8,009,865
        PG&E Corp............................... 333,600      12,383,232
        PPL Corp................................ 449,600      13,218,240
                                                         ---------------
                                                              33,611,337
                                                         ---------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
        Technologies Data Corp. (a)............. 148,200       5,880,576
                                                         ---------------

        ENERGY EQUIPMENT & SERVICES--1.0%
        Nabors Industries, Ltd. (a).............  89,300       6,764,475
        Patterson-UTI Energy, Inc............... 361,600      11,914,720
                                                         ---------------
                                                              18,679,195
                                                         ---------------

        FOOD & STAPLES RETAILING--0.5%
        The Kroger Co. (a)...................... 284,500       5,371,360
        Wal-Mart Stores, Inc....................  94,300       4,413,240
                                                         ---------------
                                                               9,784,600
                                                         ---------------

        FOOD PRODUCTS--0.8%
        Archer-Daniels-Midland Co............... 299,700       7,390,602
        General Mills, Inc...................... 161,300       7,955,316
                                                         ---------------
                                                              15,345,918
                                                         ---------------

        HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
        Bausch & Lomb, Inc. (b)................. 104,900       7,122,710
        Becton, Dickinson & Co.................. 132,500       7,960,600
                                                         ---------------
                                                              15,083,310
                                                         ---------------

        HEALTH CARE PROVIDERS & SERVICES--2.0%
        Aetna, Inc.............................. 119,200      11,241,752
        Coventry Health Care, Inc. (a).......... 192,011      10,936,947
        HCA, Inc................................ 152,000       7,676,000
        McKesson Corp........................... 138,700       7,155,533
                                                         ---------------
                                                              37,010,232
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)


     SECURITY DESCRIPTION                         SHARES       VALUE*
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE--0.6%
     McDonald's Corp............................   302,000 $    10,183,440
                                                           ---------------

     HOUSEHOLD DURABLES--2.0%
     Fortune Brands, Inc........................   116,400       9,081,528
     Newell Rubbermaid, Inc. (b)................   239,200       5,688,176
     Pulte Homes, Inc...........................   183,500       7,222,560
     The Black & Decker Corp....................    70,100       6,095,896
     The Stanley Works (b)......................   184,800       8,877,792
                                                           ---------------
                                                                36,965,952
                                                           ---------------

     HOUSEHOLD PRODUCTS--0.9%
     The Procter & Gamble Co....................   281,900      16,316,372
                                                           ---------------

     INDUSTRIAL CONGLOMERATES--3.6%
     Anacomp, Inc. (Class B) (a)................         1              10
     General Electric Co........................ 1,457,730      51,093,437
     Textron, Inc...............................    75,700       5,827,386
     Tyco International, Ltd....................   281,800       8,132,748
                                                           ---------------
                                                                65,053,581
                                                           ---------------

     INSURANCE--3.3%
     American International Group, Inc..........   220,400      15,037,892
     Genworth Financial, Inc. (Class A).........   211,400       7,310,212
     Prudential Financial, Inc..................   116,000       8,490,040
     The Allstate Corp..........................   117,200       6,337,004
     The Chubb Corp.............................    92,100       8,993,565
     The Hartford Financial Services Group, Inc.    87,000       7,472,430
     W.R. Berkley Corp..........................   147,850       7,040,617
                                                           ---------------
                                                                60,681,760
                                                           ---------------

     INTERNET & CATALOG RETAIL--0.4%
     eBay, Inc. (a).............................   146,000       6,314,500
                                                           ---------------

     IT SERVICES--0.4%
     Computer Sciences Corp. (a)................   132,400       6,704,736
                                                           ---------------

     MACHINERY--0.9%
     Ingersoll-Rand Co., Ltd. (Class A).........   176,900       7,141,453
     PACCAR, Inc................................   121,400       8,404,522
                                                           ---------------
                                                                15,545,975
                                                           ---------------

     MEDIA--2.3%
     Comcast Corp. (Special Class A) (a)........   283,900       7,293,391
     The McGraw-Hill Cos., Inc..................   217,200      11,214,036
     The Walt Disney Co.........................   545,000      13,063,650
     Time Warner, Inc...........................   579,314      10,103,236
                                                           ---------------
                                                                41,674,313
                                                           ---------------

     METALS & MINING--0.4%
     Nucor Corp.................................   110,200       7,352,544
                                                           ---------------

     MULTI-UTILITIES--0.4%
     Sempra Energy..............................   156,600       7,021,944
                                                           ---------------

   SECURITY DESCRIPTION                             SHARES       VALUE*
   -------------------------------------------------------------------------

   MULTILINE RETAIL--1.4%
   Federated Department Stores, Inc...............   127,100 $     8,430,543
   J.C. Penney Co., Inc...........................   152,400       8,473,440
   Nordstrom, Inc.................................   230,200       8,609,480
                                                             ---------------
                                                                  25,513,463
                                                             ---------------

   OIL, GAS & CONSUMABLE FUELS--4.9%
   Burlington Resources, Inc......................   123,300      10,628,460
   ConocoPhillips.................................   336,500      19,577,570
   Devon Energy Corp..............................   180,700      11,300,978
   Exxon Mobil Corp...............................   518,900      29,146,613
   Kerr-McGee Corp................................   121,100      11,003,146
   Valero Energy Corp.............................   133,000       6,862,800
                                                             ---------------
                                                                  88,519,567
                                                             ---------------

   PAPER & FOREST PRODUCTS--0.5%
   Louisiana-Pacific Corp.........................   332,100       9,122,787
                                                             ---------------

   PHARMACEUTICALS--4.5%
   Hospira, Inc. (a)..............................   121,100       5,180,658
   Johnson & Johnson..............................   260,100      15,632,010
   Merck & Co., Inc...............................   482,400      15,345,144
   Pfizer, Inc.................................... 1,174,825      27,396,919
   Wyeth..........................................   401,400      18,492,498
                                                             ---------------
                                                                  82,047,229
                                                             ---------------

   REAL ESTATE--0.4%
   Simon Property Group, Inc. (REIT)..............    87,500       6,705,125
                                                             ---------------

   ROAD & RAIL--0.6%
   Burlington Northern Santa Fe Corp..............   163,000      11,543,660
                                                             ---------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.0%
   Freescale Semiconductor, Inc. (Class A) (a) (b)   124,750       3,142,452
   Freescale Semiconductor, Inc. (Class B) (a)....   124,750       3,139,958
   Intel Corp..................................... 1,191,800      29,747,328
                                                             ---------------
                                                                  36,029,738
                                                             ---------------

   SOFTWARE--2.5%
   Adobe Systems, Inc. (a)........................   281,900      10,419,024
   Microsoft Corp................................. 1,320,600      34,533,690
                                                             ---------------
                                                                  44,952,714
                                                             ---------------

   SPECIALTY RETAIL--1.4%
   AutoNation, Inc. (a)...........................   298,700       6,490,751
   Barnes & Noble, Inc............................   131,320       5,603,424
   The Home Depot, Inc............................   336,300      13,613,424
                                                             ---------------
                                                                  25,707,599
                                                             ---------------

   TEXTILES, APPAREL & LUXURY GOODS--0.3%
   NIKE, Inc. (Class B)...........................    68,500       5,945,115
                                                             ---------------

   THRIFTS & MORTGAGE FINANCE--0.7%
   Countrywide Financial Corp.....................   164,000       5,607,160
   Washington Mutual, Inc.........................   160,600       6,986,100
                                                             ---------------
                                                                  12,593,260
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)



      SECURITY DESCRIPTION                      SHARES        VALUE*
      -------------------------------------------------------------------

      TOBACCO--1.0%
      Altria Group, Inc.....................      249,300 $    18,627,696
                                                          ---------------

      WIRELESS TELECOMMUNICATION SERVICES--0.5%
      Sprint Nextel Corp....................      385,261       8,999,697
                                                          ---------------
      Total Common Stock
       (Identified Cost $1,082,527,953).....                1,170,264,898
                                                          ---------------

      FIXED INCOME--37.9%
                                                 FACE
      SECURITY DESCRIPTION                      AMOUNT        VALUE*
      -------------------------------------------------------------------

      AEROSPACE & DEFENSE--0.1%
      L-3 Communications Corp. (144A)
       6.375%, 10/15/15..................... $     75,000          74,813
      Lockheed Martin Corp.
       8.500%, 12/01/29.....................      580,000         790,521
                                                          ---------------
                                                                  865,334
                                                          ---------------

      ASSET BACKED--3.8%
      Ares VIII CLO, Ltd. (144A)
       7.040%, 02/26/16 (c).................    1,150,000       1,167,365
      BMW Vehicle Owner Trust
       4.040%, 02/25/09 (c).................    5,450,000       5,400,494
      Capital Auto Receivables Asset
       4.050%, 07/15/09 (c).................    4,950,000       4,895,530
      Capital Transition Funding, LLC
       5.010%, 01/15/10.....................    3,466,872       3,465,037
      Citibank Credit Card Issuance Trust
       2.550%, 01/20/09.....................    5,341,000       5,216,410
      Countrywide Asset-Backed Certificates
       5.529%, 12/25/31.....................      651,171         652,243
      CWABS, Inc.
       1.000%, 12/25/35 (c).................    6,425,000       6,423,843
      DaimlerChrysler Auto Owner Trust
       3.490%, 12/08/08.....................    6,900,000       6,809,035
      Ford Credit Auto Owner Trust
       4.170%, 01/15/09 (c).................    4,975,000       4,935,729
      Hedged Mutual Fund Fee Trust (144A)
       5.220%, 11/30/10.....................      338,732         338,732
      Knollwood CDO, Ltd. (144A)
       7.315%, 02/08/39 (c).................      775,300         763,190
      MBNA Credit Card Master Note Trust
       3.300%, 07/15/10.....................    4,475,000       4,341,951
       6.550%, 12/15/08.....................    3,325,000       3,355,334
      Nissan Auto Receivables
       2.700%, 12/17/07.....................    4,247,000       4,203,384
      RBS Capital Trust I
       4.709%, 12/29/49 (c).................      230,000         218,601
      Residential Asset Securities Corp.
       4.240%, 10/25/28 (c).................    5,354,852       5,355,059
       4.469%, 01/25/36 (c).................    4,800,000       4,800,000
      Structured Asset Investment Loan Trust
       6.329%, 04/25/33 (c).................    1,425,000       1,435,898

   FIXED INCOME--(CONTINUED)
                                                    FACE
   SECURITY DESCRIPTION                            AMOUNT        VALUE*
   -------------------------------------------------------------------------

   ASSET BACKED--(CONTINUED)
   Structured Asset Securities Corp.
    5.479%, 06/25/32 (c)....................... $    587,807 $       594,194
   Washington Mutual Assets Securities Corp.
    4.240%, 05/25/36...........................    4,742,635       4,659,853
                                                             ---------------
                                                                  69,031,882
                                                             ---------------

   AUTO COMPONENTS--0.0%
   Briggs & Stratton Corp.
    8.875%, 03/15/11...........................      100,000         112,036
   Navistar International Corp.
    6.250%, 03/01/12...........................       50,000          44,750
                                                             ---------------
                                                                     156,786
                                                             ---------------

   AUTOMOBILES--0.0%
   DaimlerChrysler North America Holding Corp.
    8.500%, 01/18/31 (b).......................      395,000         477,957
                                                             ---------------

   CAPITAL MARKETS--0.4%
   JPMorgan Chase & Co.
    5.350%, 03/01/07...........................    4,285,000       4,301,797
   Morgan Stanley Group, Inc.
    5.050%, 01/21/11...........................    3,000,000       3,000,888
    6.750%, 04/15/11 (b).......................      550,000         592,090
                                                             ---------------
                                                                   7,894,775
                                                             ---------------

   COMMERCIAL BANKS--1.0%
   Bank of America Corp.
    4.500%, 08/01/10 (b).......................    2,740,000       2,692,579
   Bank of New York
    3.800%, 02/01/08...........................      775,000         758,852
   First National Bank of Boston
    7.375%, 09/15/06...........................      800,000         813,409
   HBOS, Plc.
    3.750%, 09/30/08...........................    1,780,000       1,732,643
   HSBC Bank USA, N.A.
    3.870%, 06/07/07...........................    3,850,000       3,793,848
   U.S. Bank N.A.
    2.850%, 11/15/06 (b).......................    1,400,000       1,376,897
    4.400%, 08/15/08...........................    1,625,000       1,608,651
   Wachovia Bank, National Association
    4.375%, 08/15/08...........................    1,160,000       1,146,861
   Wells Fargo & Co.
    4.000%, 08/15/08 (b).......................      920,000         902,816
    4.200%, 01/15/10...........................      855,000         832,369
    4.625%, 08/09/10 (b).......................    1,710,000       1,688,702
                                                             ---------------
                                                                  17,347,627
                                                             ---------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--5.9%
   Bank of America Commercial Mortgage, Inc.
    4.881%, 11/10/42 (c).......................    3,630,000       3,617,473
    5.118%, 07/11/43...........................    5,365,000       5,374,992
   Bear Stearns Commercial Mortgage Securities,
    Inc. 4.361%, 06/11/41......................    3,542,185       3,489,314
    4.674%, 06/11/41...........................      930,000         895,419
    5.920%, 10/15/36...........................    2,029,473       2,075,671

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                     FACE
  SECURITY DESCRIPTION                              AMOUNT        VALUE*
  ---------------------------------------------------------------------------

  COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
  Chase Commercial Mortgage Security Corp.
   7.319%, 10/15/32............................. $  1,575,000 $     1,707,602
  Credit Suisse First Boston Mortgage Trust
   4.940%, 12/15/35.............................    4,405,000       4,351,774
   7.325%, 04/15/62.............................    3,493,106       3,629,734
  Discover Card Master Trust
   4.399%, 04/16/10.............................    6,550,000       6,554,136
  GE Business Loan Trust (144A)
   5.669%, 04/15/31 (c).........................      916,284         938,715
  GE Capital Commercial Mortgage Corp.
   4.578%, 06/10/48.............................    3,480,000       3,385,110
   6.269%, 12/10/35.............................    3,440,000       3,643,827
  GGP Mall Properties Trust (144A)
   5.558%, 11/15/11.............................    2,598,610       2,611,670
  GMAC Commercial Mortgage Services, Inc.
   7.455%, 08/16/33.............................    3,450,000       3,739,592
  Harborview Mortgage Loan Trust
   4.680%, 11/19/35 (c).........................    4,070,471       4,073,809
  Healthcare Finance Group, Inc. (144A)
   5.411%, 06/05/07 (c).........................    1,175,000       1,175,000
   5.611%, 06/05/07 (c).........................      550,000         548,647
  IMPAC CMB Trust
   6.760%, 01/25/33 (c).........................      233,504         233,834
  Indymac MBS, Inc.
   5.159%, 09/25/35 (c).........................    5,580,751       5,648,721
  JPMorgan Chase Commercial Mortgage Trust
   4.738%, 07/15/42.............................    3,475,000       3,362,308
  JPMorgan Commercial Mortgage Finance
   Corp. 6.658%, 10/15/35 (c)...................      175,000         182,238
   7.239%, 09/15/29.............................    6,869,000       7,240,855
  JPMorgan Commercial Mortgage Trust
   7.351%, 09/15/29.............................    3,945,000       4,266,999
  LB-UBS Commercial Mortgage Trust
   3.636%, 08/15/08.............................    2,521,065       2,456,715
   4.023%, 09/15/26.............................    2,650,000       2,593,573
   4.071%, 09/15/26.............................    2,598,866       2,530,999
   5.642%, 12/15/25 (c).........................    4,010,583       4,065,631
   5.934%, 12/15/25.............................    1,600,000       1,648,122
   7.950%, 05/15/25 (c).........................    3,660,000       4,025,930
  LB-UBS Commercial Mortgage Trust (144A)
   6.155%, 07/14/16.............................    3,527,187       3,641,228
  Long Beach Mortgage Loan Trust
   5.479%, 03/25/34 (c).........................    1,375,000       1,386,869
  Morgan Stanley Capital I, Inc.
   6.630%, 07/15/30.............................    1,025,000       1,062,771
  Salomon Brothers Mortgage Securities VII, Inc.
   6.499%, 10/13/11.............................    3,920,000       4,175,502
  Salomon Brothers Mortgage Securities VII, Inc.
   (144A) 6.134%, 02/18/34......................      587,235         590,973
  Washington Mutual, Inc.
   3.423%, 04/25/33 (c).........................    4,076,399       3,975,317
   3.695%, 05/25/33 (c).........................    2,700,000       2,604,996
                                                              ---------------
                                                                  107,506,066
                                                              ---------------

  COMMERCIAL SERVICES & SUPPLIES--0.0%
  United Rentals, Inc.
   6.500%, 02/15/12.............................       75,000          73,031
                                                              ---------------

                                                FACE
       SECURITY DESCRIPTION                    AMOUNT        VALUE*
       -----------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT--0.1%
       TCI Communications, Inc.
        7.875%, 02/15/26................... $  1,725,000 $     1,991,041
                                                         ---------------

       CONSTRUCTION & ENGINEERING--0.0%
       United Technologies Corp.
        8.875%, 11/15/19...................      250,000         334,056
                                                         ---------------

       CONTAINERS & PACKAGING--0.0%
       Ball Corp.
        6.875%, 12/15/12...................      530,000         547,225
       Crown Americas, LLC
        7.750%, 11/15/15...................      125,000         129,375
                                                         ---------------
                                                                 676,600
                                                         ---------------

       DIVERSIFIED CONSUMER SERVICES--0.0%
       Service Corp. International
        7.700%, 04/15/09...................      195,000         204,750
                                                         ---------------

       DIVERSIFIED FINANCIAL SERVICES--2.0%
       BCP Crystal U.S. Holdings Corp.
        9.625%, 06/15/14 (b)...............       25,000          27,813
       Citigroup, Inc.
        3.500%, 02/01/08...................    9,835,000       9,574,953
        4.125%, 02/22/10 (b)...............    3,150,000       3,060,241
        5.500%, 08/09/06...................    3,710,000       3,726,331
       Devon Financing Corp.
        7.875%, 09/30/31 (b)...............      530,000         673,470
       General Electric Capital Corp.
        3.450%, 07/16/07...................    6,125,000       6,007,768
        4.125%, 09/01/09...................      350,000         340,716
        5.000%, 11/15/11...................    8,535,000       8,543,398
       Household Finance Corp.
        6.400%, 06/17/08...................    1,985,000       2,047,807
       Sprint Capital Corp.
        6.875%, 11/15/28...................      310,000         338,734
        8.750%, 03/15/32...................      270,000         358,312
       Verizon Global Funding Corp.
        7.750%, 12/01/30...................      805,000         956,869
       Wind Acquisition Finance, Inc.
        10.750%, 12/01/15..................      295,000         304,587
                                                         ---------------
                                                              35,960,999
                                                         ---------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
       AT&T Broadband Corp.
        8.375%, 03/15/13...................      650,000         752,360
       Cincinnati Bell, Inc.
        7.250%, 07/15/13 (b)...............       50,000          52,000
       GTE Corp.
        6.940%, 04/15/28...................      100,000         107,020
       Qwest Corp. (144A)
        7.741%, 06/15/13 (c)...............      285,000         307,444
       SBC Communications, Inc.
        6.450%, 06/15/34 (b)...............      160,000         166,492
                                                         ---------------
                                                               1,385,316
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       ELECTRIC UTILITIES--0.2%
       AES Ironwood, LLC
        8.857%, 11/30/25.................... $    130,871 $       144,613
       Centerpoint Energy, Inc.
        7.250%, 09/01/10....................      345,000         370,096
       Dominion Resources, Inc.
        7.195%, 09/15/14....................      625,000         694,354
        8.125%, 06/15/10....................    1,200,000       1,333,773
       Elwood Energy, LLC
        8.159%, 07/05/26....................      260,109         279,904
       First Energy Corp.
        7.375%, 11/15/31....................      105,000         123,897
       Florida Power & Light Co.
        5.625%, 04/01/34....................      300,000         302,476
       NorthWestern Corp.
        5.875%, 11/01/14....................      120,000         120,226
       Peco Energy Co.
        4.750%, 10/01/12....................      650,000         638,348
       Reliant Energy, Inc.
        6.750%, 12/15/14 (b)................      280,000         244,300
                                                          ---------------
                                                                4,251,987
                                                          ---------------

       FEDERAL AGENCIES--16.3%
       Federal Home Loan Bank
        3.935%, 06/01/34 (c)................    9,030,356       8,785,813
        4.500%, 05/01/18....................    5,529,903       5,395,544
        4.500%, 05/01/19....................    2,025,301       1,973,823
        4.500%, 12/01/19....................      883,241         860,791
        4.500%, 03/01/20....................      940,875         915,571
        4.500%, 04/01/20....................      338,291         329,193
        4.500%, 05/01/20....................      221,170         215,222
        5.000%, 10/01/20....................    3,823,670       3,785,926
        5.000%, 11/01/20....................    3,676,000       3,639,713
        5.000%, 12/01/20....................    6,999,996       6,930,897
        5.500%, 07/01/33....................    4,297,546       4,269,559
        5.500%, 10/01/35....................      997,975         989,035
       Federal Home Loan Mortgage Corp.
        3.150%, 06/04/08....................    7,200,000       6,939,079
        4.500%, 08/01/20....................    3,129,273       3,049,734
        4.769%, 02/15/35 (c)................    3,788,014       3,759,095
        5.000%, 12/15/17....................    3,840,000       3,791,928
        5.000%, 04/01/20....................      740,433         733,124
        5.000%, 05/01/20....................    1,038,028       1,027,781
        5.000%, 07/01/20....................    2,576,659       2,551,224
        5.000%, 09/01/20 (c)................   22,479,296      22,257,396
        5.000%, 09/01/35....................      890,110         861,737
        5.000%, TBA.........................   15,500,000      15,001,086
        5.500%, 10/15/33....................    3,266,235       3,294,027
        5.500%, 03/15/34....................    5,705,917       5,748,872
        5.500%, 05/15/34....................    4,942,155       4,978,510
        5.500%, TBA.........................    1,100,000       1,089,688
       Federal National Mortgage Association
        2.750%, 07/23/07....................    6,375,000       6,185,159
        3.000%, 03/02/07....................    2,745,000       2,690,270

                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     FEDERAL AGENCIES--(CONTINUED)
      4.000%, 10/16/06 (b)................... $  5,050,000 $     5,021,366
      4.000%, 01/26/09.......................   10,000,000       9,789,780
      4.500%, 10/01/18.......................    1,456,697       1,420,742
      4.500%, 03/01/20.......................    2,488,258       2,426,839
      4.500%, 07/01/35.......................      148,740         140,079
      4.500%, 09/01/35.......................    1,438,724       1,354,948
      4.500%, 10/01/35.......................      992,513         934,719
      4.500%, TBA............................   30,700,000      29,693,453
      5.000%, 06/01/18.......................    1,858,368       1,841,157
      5.000%, 06/01/23.......................    2,086,797       2,042,409
      5.000%, 11/01/33.......................   11,691,179      11,368,750
      5.000%, 07/01/35.......................    4,477,022       4,338,047
      5.000%, 11/01/35.......................    3,293,049       3,190,827
      5.000%, 12/01/35.......................      400,000         387,474
      5.000%, TBA............................   13,700,000      13,550,149
      5.500%, 03/01/19.......................       41,844          42,122
      5.500%, 01/01/24.......................    1,222,889       1,223,131
      5.500%, 05/25/27.......................    1,975,047       1,988,333
      5.500%, 04/25/30.......................    3,630,881       3,658,588
      5.500%, 04/01/33.......................    2,737,012       2,716,940
      5.500%, 11/01/33.......................    3,564,170       3,538,032
      5.500%, 02/01/34.......................    7,713,712       7,657,144
      5.500%, 04/01/34.......................      756,755         751,205
      5.500%, 05/25/34.......................    3,500,262       3,518,664
      5.500%, 11/01/34.......................    7,282,861       7,218,521
      5.500%, 02/01/35.......................   11,719,000      11,636,484
      5.500%, TBA............................   18,700,000      18,811,041
      6.000%, 02/01/34.......................    3,708,700       3,747,421
      6.500%, 01/01/14.......................      691,015         710,891
      6.500%, 08/01/16.......................        3,767           3,876
      6.500%, 09/01/16.......................      542,956         558,559
      6.500%, 02/01/17.......................      109,137         112,273
      6.952%, 12/01/29 (c)...................    1,341,560       1,382,360
      7.000%, 12/01/07.......................       95,676          96,805
      7.250%, 09/01/07.......................       17,903          18,067
      8.500%, 02/01/09.......................       93,747          96,945
      9.000%, 04/01/16.......................        3,612           3,814
     Government National Mortgage Association
      5.000%, 10/20/33.......................    7,820,381       7,697,092
      5.500%, 04/15/33.......................      647,832         652,923
      6.000%, 02/15/09.......................      145,299         147,839
      6.000%, 09/20/33.......................    1,362,441       1,393,641
      6.000%, 10/20/33.......................    2,172,374       2,229,593
      6.000%, 11/20/33.......................    3,025,346       3,094,628
      6.000%, 02/20/34.......................    2,210,263       2,258,684
      6.500%, 07/15/14.......................       52,109          53,837
      7.500%, 12/15/14.......................      918,032         968,003
      7.500%, 03/15/32.......................      443,423         466,451
                                                           ---------------
                                                               298,004,443
                                                           ---------------

     FOOD & STAPLES RETAILING--0.0%
     Delhaize America, Inc.
      9.000%, 04/15/31.......................      315,000         370,320
                                                           ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                FACE
        SECURITY DESCRIPTION                   AMOUNT        VALUE*
        ----------------------------------------------------------------

        FOOD PRODUCTS--0.0%
        Smithfield Foods, Inc.
         7.000%, 08/01/11 (b).............. $    500,000 $       510,000
                                                         ---------------

        FOREIGN GOVERNMENT--0.6%
        Federal Republic of Germany
         4.000%, 01/04/37 (EUR)............    3,525,000       4,511,589
         4.750%, 07/04/34 (EUR)............      875,000       1,248,220
        State of Israel
         5.500%, 12/04/23 (USD)............    3,175,000       3,421,612
        United Mexican States
         8.000%, 12/19/13 (MXN)............   13,300,000       1,233,679
         8.300%, 08/15/31 (USD) (b)........      650,000         835,250
         9.000%, 12/22/11 (MXN)............    1,360,000         133,380
         9.500%, 12/18/14 (MXN)............    3,485,000         352,836
                                                         ---------------
                                                              11,736,566
                                                         ---------------

        GAS UTILITIES--0.0%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13..................       20,000          20,500
                                                         ---------------

        HEALTH CARE PROVIDERS & SERVICES--0.1%
        Bio-Rad Laboratories, Inc.
         7.500%, 08/15/13..................      375,000         397,500
        Omnicare, Inc.
         6.875%, 12/15/15 (b)..............      155,000         157,325
        Wellpoint, Inc.
         5.950%, 12/15/34 (b)..............      675,000         695,837
                                                         ---------------
                                                               1,250,662
                                                         ---------------

        HOTELS, RESTAURANTS & LEISURE--0.1%
        Mashantucket Western Pequot (144A)
         5.912%, 09/01/21..................      100,000          99,917
        Mohegan Tribal Gaming Authority
         6.125%, 02/15/13 (b)..............      125,000         122,812
        Park Place Entertainment Corp.
         7.875%, 03/15/10 (b)..............      950,000       1,021,250
        Wynn Las Vegas, LLC
         6.625%, 12/01/14..................       70,000          68,075
                                                         ---------------
                                                               1,312,054
                                                         ---------------

        HOUSEHOLD DURABLES--0.1%
        Beazer Homes USA, Inc.
         8.375%, 04/15/12..................      175,000         182,000
        D.R. Horton, Inc.
         8.500%, 04/15/12 (b)..............      675,000         721,175
        Hovinanian Enterprises, Inc.
         6.250%, 01/15/15..................      240,000         225,866
         6.250%, 01/15/16..................      255,000         236,596
        Lennar Corp.
         5.600%, 05/31/15..................      140,000         135,173
        Pulte Homes, Inc.
         6.000%, 02/15/35..................      155,000         137,575
                                                         ---------------
                                                               1,638,385
                                                         ---------------

                                                FACE
        SECURITY DESCRIPTION                   AMOUNT        VALUE*
        ----------------------------------------------------------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
        Mirant North America, LLC (144A)
         7.375%, 12/31/13 (b).............. $    185,000 $       187,081
        TXU Corp.
         4.800%, 11/15/09 (b) (c)..........    2,075,000       1,995,885
                                                         ---------------
                                                               2,182,966
                                                         ---------------

        INDUSTRIAL CONGLOMERATES--0.1%
        Tyco International Group, Ltd.
         6.000%, 11/15/13..................      910,000         929,552
         6.375%, 10/15/11..................      550,000         571,227
         7.000%, 06/15/28..................      545,000         599,542
                                                         ---------------
                                                               2,100,321
                                                         ---------------

        INSURANCE--0.2%
        Berkshire Hathaway Financial Corp.
         3.375%, 10/15/08..................    2,850,000       2,746,058
                                                         ---------------

        LEISURE EQUIPMENT & PRODUCTS--0.0%
        K2, Inc.
         7.375%, 07/01/14 (b)..............      280,000         278,600
        Movie Gallery, Inc.
         11.000%, 05/01/12 (b).............      160,000         124,800
                                                         ---------------
                                                                 403,400
                                                         ---------------

        MEDIA--0.4%
        AOL Time Warner, Inc.
         6.875%, 05/01/12..................    1,875,000       1,995,900
         7.625%, 04/15/31..................      375,000         417,618
        Comcast Corp.
         6.500%, 11/15/35..................      850,000         866,198
         7.050%, 03/15/33 (b)..............      745,000         804,291
        DIRECTV Holdings, LLC
         6.375%, 06/15/15..................      165,000         161,288
        EchoStar DBS Corp.
         5.750%, 10/01/08..................    1,000,000         980,000
        News America Holdings, Inc.
         6.200%, 12/15/34 (b)..............    1,515,000       1,504,849
        News Corp.
         6.400%, 12/15/35..................      500,000         503,969
        Time Warner Entertainment Co., L.P.
         8.375%, 03/15/23..................      350,000         404,710
        Time Warner, Inc.
         6.950%, 01/15/28 (b)..............      365,000         378,160
                                                         ---------------
                                                               8,016,983
                                                         ---------------

        MULTILINE RETAIL--0.0%
        Federated Department Stores, Inc.
         6.790%, 07/15/27..................      160,000         168,196
        The May Department Stores Co.
         6.650%, 07/15/24..................      145,000         152,453
         6.700%, 07/15/34 (b)..............      105,000         111,835
         7.875%, 03/01/30..................      125,000         149,073
                                                         ---------------
                                                                 581,557
                                                         ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       OFFICE ELECTRONICS--0.1%
       Sungard Data Systems, Inc. (144A)
        9.125%, 08/15/13.................... $     60,000 $        62,100
       Xerox Corp.
        6.875%, 08/15/11 (b)................      975,000       1,009,125
                                                          ---------------
                                                                1,071,225
                                                          ---------------

       OIL, GAS & CONSUMABLE FUELS--0.2%
       Amerada Hess Corp.
        7.125%, 03/15/33 (b)................      400,000         454,046
       Chesapeake Energy Corp.
        6.250%, 01/15/18 (b)................      290,000         284,200
        7.500%, 06/15/14....................      125,000         132,500
       Chesapeake Energy Corp. (144A)
        6.875%, 11/15/20....................       95,000          96,188
       Colorado Interstate Gas Co.
        6.800%, 11/15/15....................       90,000          91,960
       Dynegy Holdings, Inc. (144A)
        10.125%, 07/15/13...................      375,000         423,750
       Enterprise Products Partners, L.P.
        5.600%, 10/15/14....................      650,000         649,492
       KCS Energy, Inc.
        7.125%, 04/01/12....................       75,000          74,813
       Massey Energy Co. (144A)
        6.875%, 12/15/13 (c)................      810,000         817,087
       Newfield Exploration Co.
        6.625%, 09/01/14 (b)................      770,000         783,475
       Northwest Pipeline Corp.
        8.125%, 03/01/10....................      320,000         339,200
       Tenaska Alabama Partners, L.P. (144A)
        7.000%, 06/30/21....................       99,664         100,266
       Transcontinental Gas Pipe Line
        8.875%, 07/15/12....................      100,000         114,500
                                                          ---------------
                                                                4,361,477
                                                          ---------------

       PHARMACEUTICALS--0.1%
       Wyeth
        6.000%, 02/15/36 (b)................      725,000         746,595
                                                          ---------------

       REAL ESTATE--0.3%
       American Real Estate Partners
        8.125%, 06/01/12....................      145,000         150,438
       American Real Estate Partners (144A)
        7.125%, 02/15/13....................       80,000          80,000
       EOP Operating, L.P.
        6.584%, 04/13/15 (c)................      920,000         999,520
        6.800%, 01/15/09....................    3,000,000       3,136,794
       Rouse Co. (REIT)
        5.375%, 11/26/13....................    1,635,000       1,551,973
                                                          ---------------
                                                                5,918,725
                                                          ---------------

       ROAD & RAIL--0.0%
       Hertz Corp. (144A)
        8.875%, 01/01/14 (b)................      305,000         310,719
                                                          ---------------

                                                 FACE
      SECURITY DESCRIPTION                      AMOUNT        VALUE*
      -------------------------------------------------------------------

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
      Magnachip Semiconductor S.A.
       7.741%, 12/15/11 (c)................. $    145,000 $       147,175
                                                          ---------------

      U.S. TREASURY--5.0%
      United States Treasury Bonds
       5.375%, 02/15/31 (b).................    1,660,000       1,864,646
       6.250%, 08/15/23.....................    9,895,000      11,816,025
       8.500%, 02/15/20 (b).................    2,745,000       3,850,719
       8.750%, 08/15/20 (b).................      950,000       1,366,664
       8.875%, 02/15/19 (b).................    5,760,000       8,190,899
      United States Treasury Bonds Strips
       6.875%, 08/15/25 (b).................    7,300,000       2,951,105
      United States Treasury Notes
       0.875%, 04/15/10 (b).................   10,592,452      10,069,862
       4.000%, 09/30/07 (b).................   27,900,000      27,706,011
       4.125%, 08/15/08.....................    3,640,000       3,619,951
       4.250%, 11/30/07 (b).................    6,240,000       6,221,717
       4.375%, 11/15/08 (b).................    2,140,000       2,140,334
       4.500%, 11/15/15 (b).................   10,510,000      10,596,214
                                                          ---------------
                                                               90,394,147
                                                          ---------------

      YANKEE--0.6%
      BSkyB Finance PLC.
       6.500%, 10/15/35 (b) (c).............      345,000         343,784
      Deutsche Bank AG
       3.843%, 03/15/07 (c).................    1,475,000       1,463,937
      Deutsche Telekom International Finance
       8.250%, 06/15/30 (c).................    1,150,000       1,462,649
      EnCana Corp.
       6.500%, 08/15/34.....................      260,000         290,512
      Ispat Inland ULC
       9.750%, 04/01/14 (b).................      155,000         175,538
      Landeskreditbank Baden
       4.250%, 09/15/10.....................    2,575,000       2,528,985
      Norske Skof Canada, Ltd.
       8.625%, 06/15/11.....................      125,000         119,375
      Rogers Wireless Communications, Inc.
       6.375%, 03/01/14.....................      550,000         551,375
       7.500%, 03/15/15 (b).................      340,000         367,200
      Teck Cominco, Ltd.
       6.125%, 10/01/35.....................      425,000         420,304
      Vodafone Airtouch, Plc.
       7.750%, 02/15/10 (b).................    1,540,000       1,686,710
      Vodafone Group, Plc.
       5.000%, 09/15/15 (b).................      325,000         316,553
                                                          ---------------
                                                                9,726,922
                                                          ---------------
      Total Fixed Income
       (Identified Cost $695,800,623).......                  691,709,407
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

WARRANTS--0.0%


       SECURITY DESCRIPTION                    SHARES         VALUE*
       ------------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES--0.0%
       Anacomp, Inc. (Class B) (a)..........     316     $            16
                                                         ---------------
       Total Warrants
        (Identified Cost $0)................                          16
                                                         ---------------

       SHORT TERM INVESTMENTS--3.0%
       ------------------------------------------------------------------

       DISCOUNT NOTES--0.5%
       Federal National Mortgage Association
        3.020%, 06/01/06.................... $ 9,925,000       9,861,222
                                                         ---------------

       U.S. TREASURY--2.5%
       United States Treasury Bills
        3.300%, 01/12/06....................  45,800,000      45,753,818
                                                         ---------------
       Total Short Term Investments
        (Amortized Cost $55,648,743)........                  55,615,040
                                                         ---------------
       Total Investments--105.0%
        (Identified Cost $1,833,977,319) (d)               1,917,589,361
       Liabilities in excess of other assets                 (91,051,546)
                                                         ---------------
       TOTAL NET ASSETS--100%...............             $ 1,826,537,815
                                                         ===============

(a)  NON-INCOME PRODUCING.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $102,908,106 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $104,967,308.
(c)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF
     DECEMBER 31, 2005.
(d) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,783,562,847 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $170,259,063 AND $(36,232,549), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $14,355,385, WHICH IS 0.8% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(EUR)--EURO
(MXN)--MEXICAN PESO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005




FORWARD CONTRACTS

                                           LOCAL    AGGREGATE                    UNREALIZED
                                          CURRENCY    FACE     VALUATION AS OF APPRECIATION/
FORWARD CURRENCY CONTRACTS DELIVERY DATE   AMOUNT     VALUE      12/31/2005    (DEPRECIATION)
-------------------------- ------------- ---------- ---------- --------------- --------------
   Euro (sold)............   1/20/2006    5,012,730 $6,091,946   $5,942,814       $149,132
   Mexican Peso (sold)....   1/27/2006   11,312,301  1,027,812    1,060,629        (32,817)
   Mexican Peso (sold)....   1/27/2006    3,486,000    320,776      326,844         (6,068)
                                                                                  --------
Net Unrealized Appreciation...................................................    $110,247
                                                                                  ========

FUTURES CONTRACTS

                                                                                                     UNREALIZED
                                                           NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                     EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    (DEPRECIATION)
----------------------                     --------------- --------- ------------  --------------- --------------
Eurodollar Futures........................    9/17/2006        45    $ 10,707,745   $ 10,717,313     $   9,568
Eurodollar Futures........................    9/17/2006        45      10,708,741     10,715,625         6,884
Eurodollar Futures........................    9/17/2006        45      10,708,703     10,717,313         8,610
Interest Rate Swap 10 Year Futures........    3/17/2006       265      28,312,106     28,661,406       349,300
S&P 500 Index Futures.....................    3/16/2006        15       4,771,817      4,705,500       (66,317)
U.S. Treasury Bonds Futures...............    3/22/2006       328      36,766,496     37,453,500       687,004
U.S. Treasury Notes 2 Year Futures........    3/31/2006       118      24,190,483     24,212,125        21,642

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures     3/8/2006      (157)    (20,994,996)   (20,992,158)        2,838
U.S. Treasury Notes 5 Year Futures........    3/22/2006      (419)    (44,437,475)   (44,558,031)     (120,556)
U.S. Treasury Notes 10 Year Futures.......    3/22/2006      (206)    (22,274,848)   (22,537,688)     (262,840)
                                                                                                     ---------
Net Unrealized Appreciation.......................................................................   $ 636,133
                                                                                                     =========

TBA SALES COMMITMENTS

                                                 FACE
       FEDERAL AGENCIES                         AMOUNT         VALUE
       ----------------                      ------------  ------------
       Federal Home Loan Mortgage Corp.
        4.500%, (15 Year TBA)............... $ (4,200,000) $ (4,085,810)
         5.000%, (15 Year TBA)..............   (7,700,000)   (7,620,598)
       Federal National Mortgage Association
        5.000%, (30 Year TBA)...............  (14,400,000)  (13,950,000)
         5.500%, (30 Year TBA)..............  (25,100,000)  (24,849,000)
         6.000%, (30 Year TBA)..............   (3,700,000)   (3,733,530)
         6.500%, (30 Year TBA)..............   (1,000,000)   (1,025,625)
                                                           ------------
       Total TBA Sales Commitments
        (Proceeds Cost $(54,907,588))..................... $(55,264,563)
                                                           ------------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

  ASSETS
    Investments at value.........................              $1,917,589,361
    Cash.........................................                      63,676
    Foreign cash at value........................                   6,174,706
    Collateral for securities loaned.............                 104,967,308
    Unrealized appreciation on forward
     currency contracts--net.....................                     110,247
    Receivable for:
     Securities sold.............................                 115,051,643
     Fund shares sold............................                   1,144,757
     Accrued interest and dividends..............                   7,388,898
     Foreign taxes...............................                       1,628
                                                               --------------
      Total Assets...............................               2,151,462,224
  LIABILITIES
    TBA sales commitments at value............... $ 55,264,563
    Payable for:
     Fund shares redeemed........................    1,884,305
     Securities purchased........................  162,656,861
     Futures variation margin....................      123,318
     Return of collateral for securities loaned..  104,967,308
     Interest....................................      105,261
    Accrued expenses:
     Management fees.............................      690,174
     Service and distribution fees...............       18,882
     Other expenses..............................      243,737
                                                  ------------
      Total Liabilities..........................                 324,924,409
                                                               --------------
  NET ASSETS.....................................              $1,826,537,815
                                                               ==============
    Net assets consists of:
     Capital paid in.............................              $1,834,212,844
     Undistributed net investment income.........                  43,481,340
     Accumulated net realized losses.............                (134,890,316)
     Unrealized appreciation on investments,
      futures contracts and
      foreign currency...........................                  83,733,947
                                                               --------------
  NET ASSETS.....................................              $1,826,537,815
                                                               ==============
  Computation of offering price:
  CLASS A
  Net asset value and redemption price per
   share ($1,705,344,342 divided by
   104,398,271 shares outstanding)...............              $        16.33
                                                               ==============
  CLASS B
  Net asset value and redemption price per
   share ($40,749,004 divided by
   2,507,429 shares outstanding).................              $        16.25
                                                               ==============
  CLASS E
  Net asset value and redemption price per
   share ($80,444,469 divided by
   4,935,404 shares outstanding).................              $        16.30
                                                               ==============
  Identified cost of investments.................              $1,833,977,319
                                                               ==============
  Identified cost of foreign cash................              $    6,419,863
                                                               ==============
  Proceeds of TBA sales commitments..............              $  (54,907,538)
                                                               ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

  INVESTMENT INCOME
    Dividends...............................                $  21,852,677
    Interest................................                   29,170,345 (a)
                                                            -------------
                                                               51,023,022
  EXPENSES
    Management fees......................... $   8,285,784
    Service and distribution fees--Class B..        78,412
    Service and distribution fees--Class E..       122,095
    Directors' fees and expenses............        22,264
    Custodian...............................       494,038
    Audit and tax services..................        20,917
    Legal...................................        45,859
    Printing................................       488,590
    Insurance...............................        39,124
    Miscellaneous...........................        29,184
                                             -------------
    Total expenses..........................     9,626,267
    Expense reductions......................      (206,917)     9,419,350
                                             -------------  -------------
  NET INVESTMENT INCOME.....................                   41,603,672
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................   123,501,565
    Futures contracts--net..................      (258,348)
    Foreign currency transactions--net......       322,550
    Options--net............................       248,119    123,813,886
                                             -------------
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (110,413,633)
    Futures contracts--net..................       770,964
    Foreign currency transactions--net......       102,121   (109,540,548)
                                             -------------  -------------
    Net gain................................                   14,273,338
                                                            -------------
  NET INCREASE IN NET ASSETS FROM
   OPERATIONS...............................                $  55,877,010
                                                            =============

(a)  INCLUDES INCOME ON SECURITIES LOANED OF $177,828.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   41,603,672  $   38,648,990
  Net realized gain......................................    123,813,886     147,238,768
  Unrealized depreciation................................   (109,540,548)    (28,574,115)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     55,877,010     157,313,643
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (28,678,892)    (35,761,675)
    Class B..............................................       (391,826)              0
    Class E..............................................     (1,177,698)     (1,368,237)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (30,248,416)    (37,129,912)
                                                          --------------  --------------
  DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (179,922,534)   (114,027,761)
                                                          --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................   (154,293,940)      6,155,970

NET ASSETS
  Beginning of the period................................  1,980,831,755   1,974,675,785
                                                          --------------  --------------
  End of the period...................................... $1,826,537,815  $1,980,831,755
                                                          ==============  ==============

UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   43,481,340  $   30,147,177
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................   4,850,377  $  77,586,285    2,056,939  $  31,322,434
  Reinvestments....................................   1,861,057     28,678,892    2,369,892     35,761,675
  Redemptions...................................... (18,741,641)  (299,844,456) (15,018,684)  (228,103,744)
                                                    -----------  -------------  -----------  -------------
  Net decrease..................................... (12,030,207) $(193,579,279) (10,591,853) $(161,019,635)
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................   1,543,192  $  24,544,623    1,331,985  $  20,049,295
  Reinvestments....................................      25,526        391,826            0              0
  Redemptions......................................    (335,054)    (5,357,103)     (58,221)      (873,431)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................   1,233,664  $  19,579,346    1,273,764  $  19,175,864
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................     481,004  $   7,687,529    2,847,828  $  43,310,350
  Reinvestments....................................      76,524      1,177,698       90,792      1,368,237
  Redemptions......................................    (925,763)   (14,787,828)  (1,117,488)   (16,862,577)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................    (368,235) $  (5,922,601)   1,821,132  $  27,816,010
                                                    ===========  =============  ===========  =============
  Decrease derived from capital share transactions. (11,164,778) $(179,922,534)  (7,496,957) $(114,027,761)
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                               CLASS A
                     ----------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                     ----------------------------------------------------------
                        2005        2004        2003        2002        2001
                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD $    16.11  $    15.13  $    13.07  $    15.51  $    18.38
                     ----------  ----------  ----------  ----------  ----------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
   income...........       0.39        0.32        0.30        0.42        0.49
 Net realized and
   unrealized gain
   (loss) of
   investments......       0.09        0.95        2.30       (2.53)      (1.62)
                     ----------  ----------  ----------  ----------  ----------
 Total from
   investment
   operations.......       0.48        1.27        2.60       (2.11)      (1.13)
                     ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from
   net investment
   income...........      (0.26)      (0.29)      (0.54)      (0.33)      (0.78)
 Distributions from
   net realized
   capital gains....       0.00        0.00        0.00        0.00       (0.96)
                     ----------  ----------  ----------  ----------  ----------
 Total distributions      (0.26)      (0.29)      (0.54)      (0.33)      (1.74)
                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
 END OF PERIOD...... $    16.33  $    16.11  $    15.13  $    13.07  $    15.51
                     ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%)....        3.1         8.5        20.6       (13.9)       (6.3)
Ratio of operating
 expenses to
 average net assets
 before expense
 reductions (%).....       0.50        0.50        0.51        0.49        0.49
Ratio of operating
 expenses to
 average net assets
 after expense
 reductions (%)(d)..       0.49        0.49        0.50        0.48        0.47
Ratio of net
 investment income
 to average net
 assets (%).........       2.22        1.99        2.00        2.68        2.73
Portfolio turnover
 rate (%)...........        443         232         211         112         131
Net assets, end of
 period (000)....... $1,705,344  $1,875,196  $1,922,067  $1,688,913  $2,345,064

                                                    CLASS B
                                        ----------------------------
                                                     APRIL 26, 2004/(A)/
                                         YEAR ENDED       THROUGH
                                        DECEMBER 31,    DECEMBER 31,
                                            2005            2004
                                        ------------ ------------------
       NET ASSET VALUE, BEGINNING OF
        PERIOD.........................   $ 16.03         $ 14.97
                                          -------         -------
       INCOME FROM INVESTMENT
        OPERATIONS
        Net investment income..........      0.25            0.11
        Net realized and unrealized
          gain of investments..........      0.19            0.95
                                          -------         -------
        Total from investment
          operations...................      0.44            1.06
                                          -------         -------
       LESS DISTRIBUTIONS
        Distributions from net
          investment income............     (0.22)           0.00
                                          -------         -------
        Total distributions............     (0.22)           0.00
                                          -------         -------
       NET ASSET VALUE, END OF PERIOD..   $ 16.25         $ 16.03
                                          =======         =======
       TOTAL RETURN (%)................       2.8             7.1(b)
       Ratio of operating expenses to
        average net assets before
        expense reductions (%).........      0.75            0.75(c)
       Ratio of operating expenses to
        average net assets after
        expense reductions (%)(d)......      0.74            0.74(c)
       Ratio of net investment income
        to average net assets (%)......      2.01            2.27(c)
       Portfolio turnover rate (%).....       443             232
       Net assets, end of period (000).   $40,749         $20,413

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

 BLACKROCK DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                CLASS E
                          -----------------------------------------------
                                                              MAY 1, 2001/(A)/
                                YEAR ENDED DECEMBER 31,           THROUGH
                          ----------------------------------   DECEMBER 31,
                            2005     2004     2003     2002        2001
                          -------  -------  -------  -------  ---------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD.... $ 16.07  $ 15.11  $ 13.06  $ 15.51      $16.18
                          -------  -------  -------  -------      ------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income..    0.33     0.29     0.41     0.40        0.01
  Net realized and
    unrealized gain
    (loss) of investments    0.13     0.94     2.17    (2.52)      (0.68)
                          -------  -------  -------  -------      ------
  Total from investment
    operations...........    0.46     1.23     2.58    (2.12)      (0.67)
                          -------  -------  -------  -------      ------
 LESS DISTRIBUTIONS
  Distributions from net
    investment income....   (0.23)   (0.27)   (0.53)   (0.33)       0.00
                          -------  -------  -------  -------      ------
  Total distributions....   (0.23)   (0.27)   (0.53)   (0.33)       0.00
                          -------  -------  -------  -------      ------
 NET ASSET VALUE, END OF
  PERIOD................. $ 16.30  $ 16.07  $ 15.11  $ 13.06      $15.51
                          =======  =======  =======  =======      ======
 TOTAL RETURN (%)........     3.0      8.3     20.4    (13.9)       (4.1)(b)
 Ratio of operating
  expenses to average
  net assets before
  expense reductions (%).    0.65     0.65     0.66     0.64        0.64 (c)
 Ratio of operating
  expenses to average
  net assets after
  expense reductions
  (%)(d).................    0.64     0.64     0.65     0.63        0.62 (c)
 Ratio of net investment
  income to average net
  assets (%).............    2.07     1.88     1.80     2.53        2.58 (c)
 Portfolio turnover rate
  (%)....................     443      232      211      112         131
 Net assets, end of
  period (000)........... $80,444  $85,223  $52,609  $11,490      $   22

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--59.8% OF TOTAL NET ASSETS


            SECURITY DESCRIPTION               SHARES     VALUE*
            --------------------------------------------------------

            AEROSPACE & DEFENSE--1.6%
            Lockheed Martin Corp..............  62,399 $  3,970,448
            Northrop Grumman Corp.............  36,296    2,181,753
            United Technologies Corp..........  37,370    2,089,357
                                                       ------------
                                                          8,241,558
                                                       ------------

            AIR FREIGHT & LOGISTICS--0.1%
            CNF, Inc..........................   4,230      236,415
                                                       ------------

            AUTO COMPONENTS--0.2%
            Johnson Controls, Inc.............  10,640      775,762
                                                       ------------

            BEVERAGES--0.9%
            Diageo, Plc. (GBP)................ 110,013    1,591,918
            Molson Coors Brewing Co...........   9,240      618,988
            PepsiCo, Inc......................  21,835    1,290,012
            The Coca-Cola Co..................  29,310    1,181,486
                                                       ------------
                                                          4,682,404
                                                       ------------

            BIOTECHNOLOGY--0.1%
            MedImmune, Inc. (a)...............  11,060      387,321
                                                       ------------

            BUILDING PRODUCTS--1.3%
            Masco Corp........................ 219,660    6,631,535
                                                       ------------

            CAPITAL MARKETS--2.6%
            Ameriprise Financial, Inc.........   7,908      324,228
            Capital One Financial Corp........  12,820    1,107,648
            Franklin Resources, Inc...........  15,470    1,454,335
            Lehman Brothers Holdings, Inc.....  17,270    2,213,496
            Merrill Lynch & Co., Inc..........  53,780    3,642,519
            Morgan Stanley....................  24,590    1,395,237
            The Goldman Sachs Group, Inc......  24,330    3,107,184
                                                       ------------
                                                         13,244,647
                                                       ------------

            CHEMICALS--1.9%
            Air Liquide S.A. (EUR)............     500       96,225
            Air Products & Chemicals, Inc.....  28,094    1,662,884
            E. I. du Pont de Nemours & Co.....  61,381    2,608,692
            Nalco Holding Co. (a).............  66,560    1,178,778
            PPG Industries, Inc...............  30,390    1,759,581
            Praxair, Inc......................   6,220      329,411
            Syngenta AG (CHF).................   9,150    1,137,769
            The Dow Chemical Co...............  19,838      869,301
                                                       ------------
                                                          9,642,641
                                                       ------------

            COMMERCIAL BANKS--6.6%
            Bank of America Corp.............. 281,578   12,994,825
            Mellon Financial Corp............. 183,840    6,296,520
            PNC Financial Services Group, Inc. 127,640    7,891,981
            SunTrust Banks, Inc...............  48,490    3,528,133
            UBS AG (CHF)......................   9,669      919,964
            Wells Fargo & Co..................  30,200    1,897,466
                                                       ------------
                                                         33,528,889
                                                       ------------

        SECURITY DESCRIPTION                      SHARES      VALUE*
        ----------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES--0.3%
        Cendant Corp............................    72,390 $  1,248,728
                                                           ------------

        COMMUNICATIONS EQUIPMENT--1.7%
        Cisco Systems, Inc. (a).................   102,480    1,754,458
        Nokia Corp. (ADR).......................   123,900    2,267,370
        Nortel Networks Corp. (a)............... 1,450,550    4,438,683
                                                           ------------
                                                              8,460,511
                                                           ------------

        COMPUTERS & PERIPHERALS--0.7%
        International Business Machines Corp....    12,300    1,011,060
        Sun Microsystems, Inc. (a)..............   608,570    2,549,908
                                                           ------------
                                                              3,560,968
                                                           ------------

        CONSUMER FINANCE--0.4%
        American Express Co.....................    32,430    1,668,848
        MBNA Corp...............................    18,964      514,872
                                                           ------------
                                                              2,183,720
                                                           ------------

        CONTAINERS & PACKAGING--0.9%
        Owens-Illinois, Inc. (a)................   211,550    4,451,012
        Smurfit-Stone Container Corp. (a).......    19,085      270,435
                                                           ------------
                                                              4,721,447
                                                           ------------

        DIVERSIFIED FINANCIAL SERVICES--2.7%
        Citigroup, Inc..........................   135,088    6,555,820
        JPMorgan Chase & Co.....................   185,372    7,357,415
                                                           ------------
                                                             13,913,235
                                                           ------------

        DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
        AT&T, Inc...............................    56,680    1,388,093
        Verizon Communications, Inc.............   209,707    6,316,375
                                                           ------------
                                                              7,704,468
                                                           ------------

        ELECTRIC UTILITIES--2.0%
        Allegheny Energy, Inc. (a)..............     4,400      139,260
        Dominion Resources, Inc.................    43,310    3,343,532
        Entergy Corp............................    15,860    1,088,789
        Exelon Corp.............................    28,430    1,510,770
        FirstEnergy Corp........................    14,400      705,456
        FPL Group, Inc..........................    31,840    1,323,271
        PPL Corp................................    48,980    1,440,012
        Public Service Enterprise Group, Inc....     6,770      439,847
                                                           ------------
                                                              9,990,937
                                                           ------------

        ELECTRICAL EQUIPMENT--0.3%
        Cooper Industries, Ltd. (Class A).......    10,770      786,210
        Emerson Electric Co.....................     1,320       98,604
        Hubbell, Inc. (Class B).................     9,850      444,432
                                                           ------------
                                                              1,329,246
                                                           ------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
        Samsung Electronics Co., Ltd.
         (London Traded Shares) (144A)(GDR).....       100       32,953

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

          SECURITY DESCRIPTION                   SHARES     VALUE*
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
          Samsung Electronics Co., Ltd.
           (U.S. Traded Shares) (144A) (GDR)....   1,790 $    589,805
                                                         ------------
                                                              622,758
                                                         ------------

          ENERGY EQUIPMENT & SERVICES--2.0%
          BJ Services Co........................  36,900    1,353,123
          Cooper Cameron Corp. (a)..............  32,260    1,335,564
          GlobalSantaFe Corp....................  77,475    3,730,421
          Noble Corp............................  51,660    3,644,097
                                                         ------------
                                                           10,063,205
                                                         ------------

          FOOD & STAPLES RETAILING--0.6%
          Wal-Mart Stores, Inc..................  67,100    3,140,280
                                                         ------------

          FOOD PRODUCTS--0.9%
          Archer-Daniels-Midland Co.............  26,251      647,350
          H.J. Heinz Co.........................  19,806      667,858
          Kellogg Co............................  31,890    1,378,286
          Nestle S.A. (CHF).....................   3,613    1,078,110
          Sara Lee Corp.........................  32,770      619,353
                                                         ------------
                                                            4,390,957
                                                         ------------

          GAS UTILITIES--0.1%
          AGL Resources, Inc....................  20,170      702,118
                                                         ------------

          HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
          Baxter International, Inc.............   4,873      183,469
                                                         ------------

          HEALTH CARE PROVIDERS & SERVICES--0.5%
          CIGNA Corp............................   3,610      403,237
          Tenet Healthcare Corp. (a)............ 297,490    2,278,773
                                                         ------------
                                                            2,682,010
                                                         ------------

          HOTELS, RESTAURANTS & LEISURE--0.3%
          International Game Technology.........  20,620      634,684
          McDonald's Corp.......................  29,480      994,065
                                                         ------------
                                                            1,628,749
                                                         ------------

          HOUSEHOLD PRODUCTS--0.3%
          Colgate-Palmolive Co..................  18,660    1,023,501
          Kimberly-Clark Corp...................  11,682      696,831
                                                         ------------
                                                            1,720,332
                                                         ------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
          NRG Energy, Inc. (a)..................   6,180      291,202
          TXU Corp..............................   9,980      500,896
                                                         ------------
                                                              792,098
                                                         ------------

          INDUSTRIAL CONGLOMERATES--1.9%
          3M Co.................................  16,250    1,259,375
          General Electric Co...................  85,345    2,991,342
          Tyco International, Ltd............... 189,589    5,471,539
                                                         ------------
                                                            9,722,256
                                                         ------------

       SECURITY DESCRIPTION                        SHARES     VALUE*
       -----------------------------------------------------------------

       INSURANCE--3.2%
       ACE, Ltd...................................  16,130 $    861,987
       AFLAC, Inc.................................   2,100       97,482
       Conseco, Inc. (a).......................... 112,520    2,607,088
       Genworth Financial, Inc. (Class A).........  48,740    1,685,429
       Lincoln National Corp......................  19,390    1,028,252
       The Allstate Corp.......................... 101,776    5,503,028
       The Chubb Corp.............................   8,720      851,508
       The Hartford Financial Services Group, Inc.  34,677    2,978,408
       XL Capital, Ltd. (Class A).................   7,700      518,826
                                                           ------------
                                                             16,132,008
                                                           ------------

       IT SERVICES--0.5%
       Accenture, Ltd. (Class A) (a)..............  81,660    2,357,524
                                                           ------------

       LEISURE EQUIPMENT & PRODUCTS--0.3%
       Hasbro, Inc................................  18,480      372,926
       Mattel, Inc................................  86,490    1,368,272
                                                           ------------
                                                              1,741,198
                                                           ------------

       MACHINERY--0.7%
       Deere & Co.................................  27,740    1,889,372
       Illinois Tool Works, Inc...................  20,560    1,809,074
                                                           ------------
                                                              3,698,446
                                                           ------------

       MEDIA--2.7%
       Knight-Ridder, Inc.........................  22,850    1,446,405
       New York Times Co. (Class A)...............  24,920      659,134
       Reed Elsevier, Plc. (GBP)..................  72,742      681,897
       The Walt Disney Co......................... 185,899    4,455,999
       Tribune Co.................................  14,480      438,165
       Viacom, Inc. (Class B)..................... 194,302    6,334,245
                                                           ------------
                                                             14,015,845
                                                           ------------

       METALS & MINING--0.2%
       BHP Billiton, Plc. (GBP)...................  47,040      767,148
                                                           ------------

       MULTI-UTILITIES--0.1%
       Sempra Energy..............................   9,520      426,877
                                                           ------------

       MULTILINE RETAIL--0.4%
       Family Dollar Stores, Inc..................  87,360    2,165,654
                                                           ------------

       OIL, GAS & CONSUMABLE FUELS--4.8%
       Amerada Hess Corp..........................  15,850    2,010,097
       Apache Corp................................   7,100      486,492
       BP, Plc. (ADR).............................  19,061    1,224,097
       Chevron Corp...............................  30,874    1,752,717
       ConocoPhillips.............................  62,070    3,611,233
       Devon Energy Corp..........................  79,760    4,988,190
       EnCana Corp................................  12,790      577,596
       EOG Resources, Inc.........................  17,670    1,296,448
       Exxon Mobil Corp...........................  79,498    4,465,403
       Total S.A. (ADR)...........................  32,930    4,162,352
                                                           ------------
                                                             24,574,625
                                                           ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMON STOCK--(CONTINUED)

        SECURITY DESCRIPTION                      SHARES     VALUE*
        ---------------------------------------------------------------

        PAPER & FOREST PRODUCTS--0.7%
        Bowater, Inc.............................  70,310 $  2,159,923
        International Paper Co...................  29,230      982,421
        MeadWestvaco Corp........................  21,670      607,410
                                                          ------------
                                                             3,749,754
                                                          ------------

        PERSONAL PRODUCTS--0.2%
        The Estee Lauder Cos., Inc. (Class A) (a)  33,730    1,129,280
                                                          ------------

        PHARMACEUTICALS--4.3%
        Abbott Laboratories......................  48,314    1,905,021
        Eli Lilly & Co...........................  13,590      769,058
        Johnson & Johnson........................  87,098    5,234,590
        Merck & Co., Inc......................... 185,998    5,916,597
        Novartis AG (CHF)........................   1,716       90,052
        Wyeth.................................... 171,990    7,923,579
                                                          ------------
                                                            21,838,897
                                                          ------------

        ROAD & RAIL--0.5%
        Burlington Northern Santa Fe Corp........  17,785    1,259,534
        Norfolk Southern Corp....................  24,920    1,117,163
                                                          ------------
                                                             2,376,697
                                                          ------------

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
        Analog Devices, Inc......................  34,560    1,239,667
        Intel Corp...............................  37,930      946,733
        Xilinx, Inc..............................  21,030      530,166
                                                          ------------
                                                             2,716,566
                                                          ------------

        SOFTWARE--2.4%
        Compuware Corp. (a)...................... 273,610    2,454,282
        Microsoft Corp...........................  19,003      496,928
        Oracle Corp. (a)......................... 296,560    3,620,998
        Symantec Corp. (a)....................... 328,680    5,751,900
                                                          ------------
                                                            12,324,108
                                                          ------------

        SPECIALTY RETAIL--1.8%
        Circuit City Stores, Inc.................  55,080    1,244,257
        Lowe's Cos., Inc.........................   7,930      528,614
        OfficeMax, Inc...........................  67,440    1,710,278
        The Gap, Inc............................. 265,170    4,677,599
        The Sherwin-Williams Co..................   6,870      312,035
        TJX Cos., Inc............................  38,690      898,769
                                                          ------------
                                                             9,371,552
                                                          ------------

        THRIFTS & MORTGAGE FINANCE--0.5%
        Countrywide Financial Corp...............  22,610      773,036
        Federal Home Loan Mortgage Corp..........   7,710      503,848
        Federal National Mortgage Association....  29,158    1,423,202
                                                          ------------
                                                             2,700,086
                                                          ------------

        TOBACCO--1.2%
        Altria Group, Inc........................  80,460    6,011,971
                                                          ------------

   SECURITY DESCRIPTION                               SHARES       VALUE*
   --------------------------------------------------------------------------

   TRADING COMPANIES & DISTRIBUTORS--0.1%
   Finning International, Inc. (CAD)...............          20 $        637
   Finning International, Inc.
    (Restricted Shares) (CAD)......................       1,070       34,084
   W.W. Grainger, Inc..............................       7,670      545,337
                                                                ------------
                                                                     580,058
                                                                ------------

   WIRELESS TELECOMMUNICATION SERVICES-- 2.0%
   Sprint Nextel Corp..............................     348,810    8,148,202
   Vodafone Group, Plc. (ADR)......................     103,452    2,221,114
                                                                ------------
                                                                  10,369,316
                                                                ------------
   Total Common Stock
    (Identified Cost $279,215,227).................              305,180,274
                                                                ------------

   FIXED INCOME--38.6%
                                                       FACE
   SECURITY DESCRIPTION                               AMOUNT       VALUE*
   --------------------------------------------------------------------------

   AEROSPACE & DEFENSE--0.3%
   BAE Systems Holdings, Inc. (144A)
    5.200%, 08/15/15............................... $   531,000 $    520,352
   Northrop Grumman Corp.
    7.750%, 02/15/31...............................     510,000      652,011
   Raytheon Co.
    6.150%, 11/01/08...............................     225,000      233,510
                                                                ------------
                                                                   1,405,873
                                                                ------------

   ASSET BACKED--0.8%
   AESOP Funding, LLC (144A)
    2.860%, 08/20/09...............................     220,000      209,739
   AmeriCredit Automobile Receivables Co.
    2.180%, 07/07/08...............................     129,815      129,035
   Capital One Auto Finance Trust
    4.790%, 01/15/09...............................     164,677      164,405
   Capital One Master Trust
    5.450%, 03/16/09...............................     300,000      300,917
   Connecticut RRB Special Purpose Trust
    6.210%, 12/30/11 (b)...........................     300,000      314,704
   Continental Airlines Pass Through
    6.648%, 09/15/17...............................     453,324      442,988
   Countrywide Asset-Backed Certificates
    4.575%, 07/25/35...............................      20,000       19,731
    4.823%, 08/25/35...............................     185,000      183,134
   Falcon Franchise Loan, LLC (144A)
    7.382%, 05/05/10...............................     103,250      107,270
   Residential Asset Mortgage Products, Inc.
    3.800%, 07/25/30...............................      56,365       56,142
    4.109%, 01/25/29...............................     226,211      221,641
   Residential Funding Mortgage Securities II, Inc.
    5.320%, 12/25/35...............................     340,000      339,651
   Small Business Administration Participation
    Certificates
    4.350%, 07/01/23 (b)...........................      39,684       38,270
    4.950%, 03/01/25...............................     585,319      582,928
    4.990%, 09/01/24 (b)...........................     318,560      317,780
    5.180%, 05/01/24 (b)...........................     166,261      167,513
    5.520%, 06/01/24 (b)...........................     524,950      537,298
                                                                ------------
                                                                   4,133,146
                                                                ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                        FACE
   SECURITY DESCRIPTION                                AMOUNT       VALUE*
   --------------------------------------------------------------------------

   AUTOMOBILES--0.0%
   Ford Motor Co.
    7.450%, 07/16/31................................ $   243,000 $    165,240
                                                                 ------------

   BEVERAGES--0.2%
   Coca-Cola Co.
    5.125%, 09/17/13................................     200,000      201,040
   Miller Brewing Co. (144A)
    5.500%, 08/15/13................................     630,000      642,163
                                                                 ------------
                                                                      843,203
                                                                 ------------

   CAPITAL MARKETS--0.6%
   Ameriprise Financial, Inc.
    5.350%, 11/15/10................................     305,000      307,090
   Credit Suisse First Boston USA, Inc.
    4.125%, 01/15/10................................     340,000      328,807
    4.875%, 08/15/10................................     306,000      303,653
   JPMorgan Chase & Co.
    5.125%, 09/15/14................................     498,000      492,976
   Merrill Lynch & Co., Inc.
    5.450%, 07/15/14................................     489,000      496,989
   Morgan Stanley
    4.750%, 04/01/14................................      32,000       30,690
   Morgan Stanley Group, Inc.
    6.750%, 04/15/11................................     316,000      340,183
   The Goldman Sachs Group, Inc.
    5.700%, 09/01/12................................     608,000      625,436
                                                                 ------------
                                                                    2,925,824
                                                                 ------------

   CHEMICALS--0.1%
   The Dow Chemical Co.
    5.750%, 12/15/08................................     108,000      110,791
    6.000%, 10/01/12................................     335,000      352,077
                                                                 ------------
                                                                      462,868
                                                                 ------------

   COMMERCIAL BANKS--0.8%
   Bank of America Corp.
    5.375%, 06/15/14................................     390,000      396,438
    7.400%, 01/15/11................................     983,000    1,082,798
   Bank One Corp.
    8.000%, 04/29/27................................     100,000      126,274
   Popular North America, Inc.
    4.250%, 04/01/08................................     472,000      462,942
   U.S. Bancorp
    7.500%, 06/01/26................................     400,000      491,935
   Wachovia Corp.
    5.250%, 08/01/14................................     789,000      790,046
   Wells Fargo Bank, National Association
    6.450%, 02/01/11................................     750,000      799,300
                                                                 ------------
                                                                    4,149,733
                                                                 ------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.0%
   Banc of America Commercial Mortgage, Inc.
    5.182%, 09/10/47................................     176,340      176,650
   Greenwich Capital Commercial Funding Corp.
    5.224%, 04/10/37................................     364,964      366,581
   Chase Commercial Mortgage Securities Corp.
    6.390%, 11/18/30................................     671,626      694,422
   Citigroup/Deutsche Bank Commercial Mortgage Trust
    5.225%, 07/15/44................................     270,000      271,525

                                                          FACE
 SECURITY DESCRIPTION                                    AMOUNT      VALUE*
 -----------------------------------------------------------------------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
 Criimi Mae Commercial Mortgage Trust (144A)
  7.000%, 06/02/33.................................... $  181,807 $    184,306
 CS First Boston Mortgage Securities Corp.
  6.550%, 01/17/35....................................    250,000      256,003
 Deutsche Mortgage & Asset Receiving Corp.
  6.538%, 06/15/31....................................    149,153      152,787
 General Electric Capital Assurance Co. (144A)
  5.743%, 05/12/35....................................     35,000       36,534
 Greenwich Capital Commercial Funding Corp.
  4.305%, 08/10/42....................................    326,945      318,365
  4.915%, 01/05/36 (b)................................    500,000      493,677
  5.317%, 06/10/36 (b)................................    141,434      142,762
 JPMorgan Chase Commercial Mortgage Securities Corp.
  4.780%, 07/15/42....................................    330,000      319,507
  4.948%, 09/12/37....................................    400,000      391,899
  5.038%, 03/15/46....................................    480,060      474,670
  5.213%, 05/15/41 (b)................................     92,933       93,589
 Lehman Brothers Commercial Conduit Mortgage Trust
  6.480%, 02/18/30....................................    238,236      243,560
 Morgan Stanley Capital I, Inc.
  5.150%, 06/13/41....................................    250,000      249,344
  5.168%, 01/14/42....................................    199,571      199,534
 Morgan Stanley Capital I, Inc. (144A)
  0.567%, 11/15/30 (b)................................  5,566,398       99,043
 Mortgage Capital Funding, Inc.
  6.337%, 11/18/31....................................    189,953      194,406
 Multi-Family Capital Access One, Inc.
  6.650%, 01/15/24....................................     44,930       46,378
 Residential Asset Mortgage Products, Inc.
  4.971%, 09/25/34....................................    204,000      199,589
 Small Business Administration Participation
  Certificates
  4.770%, 04/01/24....................................    102,378      100,926
  5.090%, 10/01/25....................................    249,000      249,148
  5.110%, 08/01/25 (b)................................    762,000      763,616
  5.390%, 12/01/25....................................    269,000      273,429
 Spirit Master Funding, LLC (144A)
  5.050%, 07/20/23....................................    392,957      384,354
 Structured Asset Securities Corp.
  4.670%, 03/25/35....................................    794,929      787,134
 The Bear Stearns Commercial Mortgage Securities, Inc.
  4.680%, 08/13/39....................................    150,000      145,959
  5.116%, 02/11/41....................................    286,663      285,595
 TIAA Retail Commercial Mortgage Trust (144A)
  7.170%, 01/15/32....................................    165,915      169,151
 Wachovia Bank Commercial Mortgage Trust
  4.847%, 10/15/41....................................    470,000      458,873
  5.083%, 03/15/42 (b)................................    488,241      484,466
  5.155%, 12/15/44....................................    246,000      250,180
  5.190%, 10/15/44....................................    347,000      348,052
                                                                  ------------
                                                                    10,306,014
                                                                  ------------

 COMMERCIAL SERVICES & SUPPLIES--0.2%
 Cendant Corp.
  6.875%, 08/15/06....................................    458,000      462,701
 USA Waste Services, Inc.
  7.000%, 07/15/28....................................    196,000      220,824
 Waste Management, Inc.
  7.375%, 08/01/10....................................    287,000      312,340
                                                                  ------------
                                                                       995,865
                                                                  ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                  FACE
         SECURITY DESCRIPTION                    AMOUNT       VALUE*
         --------------------------------------------------------------

         CONSTRUCTION & ENGINEERING--0.1%
         CRH America, Inc.
          6.950%, 03/15/12.................... $   309,000 $    336,201
                                                           ------------

         CONSUMER FINANCE--0.1%
         Dean Witter Discover & Co.
          6.750%, 01/01/16....................     260,000      280,981
                                                           ------------

         DIVERSIFIED FINANCIAL SERVICES--1.4%
         Boeing Capital Corp.
          6.500%, 02/15/12....................     676,000      729,690
         Cadbury Schweppes U.S. Finance (144A)
          5.125%, 10/01/13....................     600,000      596,638
         Citigroup, Inc.
          5.000%, 09/15/14....................   1,192,000    1,173,351
         DBS Capital Funding Corp. (144A)
          7.657%, 03/31/49 (b)................     318,000      351,852
         Devon Financing Corp.
          6.875%, 09/30/11....................     311,000      340,183
         Duke Capital, LLC
          8.000%, 10/01/19....................     375,000      447,580
         Ford Motor Credit Co.
          4.950%, 01/15/08....................     170,000      152,319
          5.700%, 01/15/10....................     484,000      411,430
         Foster's Finance Corp. (144A)
          5.875%, 06/15/35....................     352,000      342,809
         General Electric Capital Corp.
          5.450%, 01/15/13....................     250,000      256,085
          6.750%, 03/15/32....................     424,000      497,713
         General Motors Acceptance Corp.
          5.850%, 01/14/09....................     353,000      315,803
          7.250%, 03/02/11....................     212,000      194,857
         HSBC Finance Corp.
          5.250%, 01/14/11....................     370,000      370,189
         MidAmerican Funding, LLC
          6.927%, 03/01/29....................     100,000      111,891
         RBS Capital Trust II
          6.425%, 12/29/49 (b)................     300,000      314,835
         Sprint Capital Corp.
          6.875%, 11/15/28....................     329,000      359,495
         TCI Communications Financing III
          9.650%, 03/31/27....................     308,000      333,289
                                                           ------------
                                                              7,300,009
                                                           ------------

         DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
         BellSouth Corp.
          6.550%, 06/15/34....................     360,000      383,458
         SBC Communications, Inc.
          5.100%, 09/15/14....................     575,000      561,707
          6.150%, 09/15/34....................     170,000      170,759
         Verizon New York, Inc.
          6.875%, 04/01/12....................     702,000      731,786
                                                           ------------
                                                              1,847,710
                                                           ------------

         ELECTRIC UTILITIES--0.4%
         Exelon Generation Co., LLC
          6.950%, 06/15/11....................     518,000      558,527
         FirstEnergy Corp. (Series B)
          6.450%, 11/15/11....................     538,000      570,278

                                                        FACE
    SECURITY DESCRIPTION                               AMOUNT     VALUE*
    -----------------------------------------------------------------------

    ELECTRIC UTILITIES--(CONTINUED)
    Niagara Mohawk Power Corp.
     7.750%, 05/15/06............................... $   68,000 $    68,727
    Oncor Electric Delivery Co.
     7.000%, 09/01/22...............................    434,000     482,381
    PPL Energy Supply, LLC
     6.400%, 11/01/11...............................    100,000     105,404
    PSE&G Power, LLC
     6.950%, 06/01/12...............................    155,000     167,976
     8.625%, 04/15/31...............................    200,000     263,173
    Virginia Electric & Power Co.
     5.375%, 02/01/07...............................     45,000      45,168
                                                                -----------
                                                                  2,261,634
                                                                -----------

    ENERGY EQUIPMENT & SERVICES--0.4%
    Halliburton Co.
     5.500%, 10/15/10...............................    402,000     410,587
    Kinder Morgan Energy Partners, L.P.
     6.750%, 03/15/11...............................    327,000     348,283
     7.125%, 03/15/12...............................    150,000     163,997
     7.750%, 03/15/32...............................     53,000      63,253
    MidAmerican Energy Holdings Co.
     3.500%, 05/15/08...............................    150,000     144,727
     5.875%, 10/01/12...............................    500,000     516,181
    System Energy Resources, Inc. (144A)
     5.129%, 01/15/14...............................    171,689     165,634
    United Energy Distribution Holdings, Ltd. (144A)
     5.450%, 04/15/16...............................     50,000      51,237
                                                                -----------
                                                                  1,863,899
                                                                -----------

    FEDERAL AGENCIES--17.3%
    A.I.D. Egypt
     4.450%, 09/15/15...............................    403,000     394,896
    Federal Home Loan Bank
     3.250%, 07/21/06...............................    740,000     734,531
     3.750%, 09/28/06...............................  2,355,000   2,339,068
     3.900%, 02/25/08...............................    285,000     280,255
     4.500%, 01/01/19...............................    230,638     224,946
     4.500%, 02/01/20...............................    312,921     304,968
     5.000%, 06/01/18...............................     61,806      61,278
     5.000%, 12/01/18...............................    148,487     147,219
     5.000%, 02/01/19...............................    236,737     234,505
     5.000%, 04/01/34...............................    152,784     148,214
     5.000%, 08/01/35...............................    408,007     395,002
     5.000%, 09/01/35...............................    285,838     276,727
     5.000%, 10/01/35...............................    629,544     609,477
     5.500%, 01/01/19...............................    182,926     184,063
     5.500%, 04/01/19...............................     19,648      19,772
     5.500%, 06/01/19...............................     20,753      20,882
     5.500%, 07/01/19...............................     34,157      34,369
     5.500%, 12/01/19...............................    106,780     107,444
     5.500%, 08/01/25...............................    253,972     253,681
     5.500%, 09/01/25...............................    305,314     304,964
     5.500%, 12/01/33...............................    213,979     212,539
     5.500%, 01/01/34...............................    151,095     150,079
     5.500%, 04/01/34...............................     96,986      96,191

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--(CONTINUED)
         5.500%, 11/01/34.................... $   117,881 $     116,914
         6.000%, 04/01/16....................      62,839        64,147
         6.000%, 04/01/17....................      87,728        89,549
         6.000%, 05/01/17....................      31,919        32,583
         6.000%, 06/01/17....................      51,514        52,583
         6.000%, 07/01/17....................      51,589        52,660
         6.000%, 10/01/17....................      65,580        66,942
         6.000%, 08/01/19....................     230,404       235,122
         6.000%, 09/01/19....................     103,796       105,921
         6.000%, 11/01/19....................      54,033        55,157
         6.000%, 02/01/23....................     173,124       176,254
         6.000%, 04/01/34....................      91,682        92,606
         6.000%, 07/01/34....................     426,971       431,275
         6.000%, 08/01/34....................   1,939,055     1,958,602
         6.000%, 09/01/34....................     100,950       101,967
         6.500%, 05/01/34....................      73,791        75,627
         6.500%, 06/01/34....................      90,537        92,791
         6.500%, 08/01/34....................     355,621       364,473
         6.500%, 10/01/34....................     406,959       417,796
        Federal Home Loan Mortgage Corp.
         3.750%, 11/15/06....................     419,000       415,516
         4.125%, 11/18/09....................     245,000       239,842
         4.125%, 07/12/10....................     787,000       767,445
         4.500%, 08/01/19....................      86,932        84,722
         4.500%, 04/01/35....................     434,931       409,468
         4.875%, 11/15/13....................   3,637,000     3,654,203
         5.000%, 12/01/17....................      45,660        45,282
         5.000%, 09/01/33....................     557,381       541,558
         5.000%, 11/01/33....................     258,050       250,725
         5.000%, 05/01/35....................     192,282       186,153
         5.000%, 08/01/35....................     233,802       226,350
         5.000%, 10/01/35....................     417,800       404,483
         5.500%, 08/01/19....................      89,234        89,789
         5.500%, 02/01/20....................      43,261        43,523
         5.500%, 06/01/25....................     526,488       525,720
         5.500%, 07/01/25....................     193,380       193,098
         5.500%, 05/01/33....................     159,338       158,265
         5.500%, 05/01/35....................      53,381        52,902
         5.500%, 07/01/35....................     477,189       472,914
         5.500%, 09/01/35....................     153,926       152,547
         6.000%, 07/01/35....................     231,015       233,350
         6.000%, 08/01/35....................     303,181       306,245
         6.500%, 11/01/34....................     555,512       569,340
        Federal National Mortgage Association
         3.000%, 03/02/07....................     585,000       573,336
         3.250%, 07/31/06....................     350,000       347,185
         4.010%, 08/01/13....................      41,921        39,479
         4.500%, 04/01/18....................     116,357       113,485
         4.500%, 06/01/18....................     228,633       222,990
         4.500%, 07/01/18....................   1,204,842     1,175,103
         4.500%, 06/01/19....................   1,751,367     1,706,826
         4.500%, 04/01/20....................     384,581       374,800
         4.500%, 05/01/20....................     155,121       150,949
         4.500%, 07/01/20....................     127,237       124,001
         4.500%, 02/01/35....................     168,027       158,605
         4.500%, 03/01/35....................     441,830       416,103

                                              FACE
             SECURITY DESCRIPTION            AMOUNT      VALUE*
             -----------------------------------------------------

             FEDERAL AGENCIES--(CONTINUED)
              4.500%, 09/01/35............ $  196,326 $    184,894
              4.518%, 05/01/14 (b)........    364,760      353,699
              4.625%, 10/15/14............    538,000      531,660
              4.630%, 04/01/14............    103,465      100,692
              4.845%, 06/01/13............     96,429       95,208
              4.846%, 08/01/14 (b)........    243,195      240,621
              4.880%, 03/01/20............    280,300      278,164
              4.925%, 04/01/15 (b)........    671,407      667,298
              4.940%, 08/01/15............     50,000       49,689
              5.000%, 11/01/17............     51,140       50,675
              5.000%, 02/01/18............    214,582      212,628
              5.000%, 11/01/18............     96,626       95,731
              5.000%, 12/01/18............    221,830      219,775
              5.000%, 06/01/19............  2,112,121    2,090,630
              5.000%, 07/01/19............    754,173      746,500
              5.000%, 09/01/19............    195,744      193,752
              5.000%, 11/01/19............    326,006      322,689
              5.000%, 12/01/19............     95,908       94,932
              5.000%, 01/01/20............    114,257      113,040
              5.000%, 05/01/20............    181,219      179,291
              5.000%, 07/01/20............    125,284      123,951
              5.000%, 11/01/33............    559,631      544,197
              5.000%, 03/01/34............    135,751      131,800
              5.000%, 04/01/34............    552,746      536,657
              5.000%, 05/01/34............    158,998      154,370
              5.000%, 06/01/34............    126,236      122,562
              5.000%, 08/01/34............    169,098      164,176
              5.000%, 09/01/34............    714,473      693,677
              5.000%, 12/01/34............     78,459       76,175
              5.000%, 06/01/35............    134,792      130,650
              5.000%, 07/01/35............    414,555      401,727
              5.000%, 08/01/35............    298,450      289,186
              5.250%, 04/15/07............  1,866,000    1,876,918
              5.500%, 11/01/17............    153,560      154,621
              5.500%, 12/01/17............    321,299      323,519
              5.500%, 01/01/18............    107,016      107,756
              5.500%, 02/01/18............     86,597       87,171
              5.500%, 12/01/18............    399,990      402,646
              5.500%, 06/01/19............    969,425      975,775
              5.500%, 07/01/19............    354,481      356,801
              5.500%, 08/01/19............     57,070       57,444
              5.500%, 09/01/19............    421,102      423,859
              5.500%, 11/01/19............    113,232      113,973
              5.500%, 05/01/25............    279,555      278,973
              5.500%, 06/01/25............    187,490      187,099
              5.500%, 02/01/33............    172,592      171,326
              5.500%, 04/01/33............    335,505      333,044
              5.500%, 05/01/33............     71,488       70,963
              5.500%, 06/01/33............    754,224      748,693
              5.500%, 07/01/33............    458,610      455,247
              5.500%, 11/01/33............    756,926      751,375
              5.500%, 12/01/33............     64,291       63,819
              5.500%, 01/01/34............    563,644      559,511
              5.500%, 02/01/34............    361,295      358,645
              5.500%, 03/01/34............     76,694       76,076

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                     FACE
         SECURITY DESCRIPTION                       AMOUNT     VALUE*
         --------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          5.500%, 04/01/34....................... $  152,495 $  151,148
          5.500%, 05/01/34.......................    935,924    927,655
          5.500%, 06/01/34.......................  4,027,315  3,991,736
          5.500%, 07/01/34.......................  2,303,676  2,283,326
          5.500%, 08/01/34.......................    454,135    450,123
          5.500%, 09/01/34.......................  1,859,419  1,842,991
          5.500%, 10/01/34.......................  1,496,015  1,482,799
          5.500%, 11/01/34.......................  3,886,487  3,852,151
          5.500%, 12/01/34.......................  1,636,780  1,622,320
          5.500%, 01/01/35.......................    743,683    737,113
          5.500%, 02/01/35.......................    184,062    182,298
          5.500%, 04/01/35.......................    386,800    383,094
          5.500%, 05/01/35.......................    148,008    146,589
          5.500%, 07/01/35.......................     42,432     42,026
          5.500%, 08/01/35.......................    305,501    302,573
          5.500%, 09/01/35.......................    809,365    801,643
          5.500%, 10/01/35.......................    255,137    252,720
          6.000%, 05/15/08.......................    728,000    748,382
          6.000%, 05/15/11.......................    426,000    450,553
          6.000%, 04/01/16.......................    137,650    140,701
          6.000%, 12/01/16.......................     40,650     41,554
          6.000%, 02/01/17.......................     96,722     98,871
          6.000%, 03/01/17.......................    394,684    403,454
          6.000%, 08/01/17.......................    130,645    133,547
          6.000%, 09/01/17.......................    590,344    603,455
          6.000%, 03/01/18.......................    107,401    109,787
          6.000%, 11/01/18.......................    661,911    676,619
          6.000%, 01/01/23.......................    136,084    138,475
          6.000%, 11/01/25.......................    240,021    243,797
          6.000%, 04/01/34.......................    890,589    899,009
          6.000%, 05/01/34.......................     95,277     96,178
          6.000%, 06/01/34.......................    850,984    859,030
          6.000%, 07/01/34.......................    755,003    762,141
          6.000%, 08/01/34.......................  2,186,730  2,207,406
          6.000%, 11/01/34.......................    148,798    150,204
          6.000%, 12/01/34.......................     63,863     64,466
          6.000%, 04/01/35.......................     95,590     96,496
          6.000%, 12/01/35.......................    338,744    341,955
          6.500%, 05/01/08.......................    640,421    654,900
          6.500%, 11/01/28.......................    156,766    161,487
          6.500%, 07/01/31.......................     20,849     21,431
          6.500%, 09/01/31.......................    162,325    166,858
          6.500%, 07/01/32.......................    400,955    412,714
          6.500%, 08/01/32.......................    192,041    197,366
          6.500%, 01/01/33.......................     13,148     13,513
          6.500%, 03/01/34.......................     61,767     63,368
          6.500%, 04/01/34.......................  1,001,413  1,027,483
          6.500%, 06/01/34.......................     84,570     86,761
          6.500%, 07/01/34.......................    109,713    112,556
          6.625%, 09/15/09.......................    804,000    854,926
          6.625%, 11/15/10.......................  3,400,000  3,674,241
          7.500%, 11/01/31.......................     33,639     35,241
          7.500%, 02/01/32.......................     27,679     28,997
         Financing Corp. (FICO)
          9.650%, 11/02/18.......................    120,000    172,643
         Government National Mortgage Association
          4.500%, 07/20/33.......................     52,027     49,606

                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--(CONTINUED)
         4.500%, 09/15/33..................... $   198,565 $    190,567
         4.500%, 09/20/33.....................      94,954       90,536
         4.500%, 12/20/34.....................      90,824       86,583
         5.000%, 06/15/34.....................     240,309      237,438
         5.000%, 06/15/35.....................     124,449      122,894
         5.500%, 11/15/32.....................     188,106      189,608
         5.500%, 08/15/33.....................     850,868      857,556
         5.500%, 09/15/34.....................   1,449,068    1,459,024
         5.500%, 10/15/35.....................      45,701       46,015
         6.000%, 12/15/28.....................     294,377      301,911
         6.000%, 12/15/31.....................     327,081      335,237
         6.000%, 03/15/32.....................      14,790       15,162
         6.000%, 01/15/33.....................     233,916      239,783
         6.000%, 02/15/33.....................      14,451       14,814
         6.000%, 04/15/33.....................     245,365      251,519
         6.000%, 08/15/33.....................      12,403       12,714
         6.000%, 07/15/34.....................     541,983      555,039
         6.500%, 08/15/28.....................      40,995       42,926
         6.500%, 10/15/28.....................     148,738      155,741
         6.500%, 12/15/28.....................      78,340       82,031
         6.500%, 05/15/32.....................      33,540       35,047
         6.500%, 08/15/34.....................      16,322       17,039
        U.S. Department of Housing & Urban
         Development
         7.498%, 08/01/11.....................      98,000      106,506
                                                           ------------
                                                             88,568,457
                                                           ------------

        FOOD & STAPLES RETAILING--0.1%
        Wal-Mart Stores, Inc.
         5.250%, 09/01/35.....................     482,000      467,866
                                                           ------------

        FOOD PRODUCTS--0.1%
        General Mills, Inc.
         6.000%, 02/15/12.....................      23,000       24,071
        Kraft Foods, Inc.
         6.250%, 06/01/12.....................     349,000      368,175
                                                           ------------
                                                                392,246
                                                           ------------

        FOREIGN GOVERNMENT--0.2%
        State of Israel
         4.625%, 06/15/13.....................      95,000       91,854
        United Mexican States
         6.375%, 01/16/13.....................     201,000      213,562
         6.625%, 03/03/15.....................     402,000      440,190
                                                           ------------
                                                                745,606
                                                           ------------

        HEALTH CARE PROVIDERS & SERVICES--0.1%
        HCA, Inc.
         6.950%, 05/01/12.....................     314,000      325,694
         8.750%, 09/01/10.....................      81,000       89,586
                                                           ------------
                                                                415,280
                                                           ------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.0%
        TXU Energy Co.
         7.000%, 03/15/13.....................     136,000      144,930
                                                           ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT       VALUE*
          ------------------------------------------------------------

          INSURANCE--0.5%
          ACE INA Holdings, Inc.
           5.875%, 06/15/14.................. $   450,000 $    465,497
          American International Group, Inc.
           4.250%, 05/15/13..................     847,000      805,606
          Everest Reinsurance Holdings, Inc.
           8.750%, 03/15/10..................     100,000      113,218
          Fund American Cos., Inc.
           5.875%, 05/15/13..................     105,000      105,952
          Genworth Financial, Inc.
           5.750%, 06/15/14..................     235,000      245,273
          The Allstate Corp.
           5.550%, 05/09/35..................     370,000      362,586
          The St. Paul Travelers Cos., Inc.
           5.500%, 12/01/15..................     252,000      253,814
           5.750%, 03/15/07..................      85,000       85,447
          Travelers Property Casualty Corp.
           6.375%, 03/15/33..................      56,000       59,633
                                                          ------------
                                                             2,497,026
                                                          ------------

          MACHINERY--0.1%
          Kennametal, Inc.
           7.200%, 06/15/12..................     357,000      387,546
                                                          ------------

          MEDIA--0.5%
          Cox Communications, Inc.
           4.625%, 06/01/13..................     475,000      442,502
          Hearst-Argyle Television, Inc.
           7.500%, 11/15/27..................     200,000      211,085
          News America Holdings, Inc.
           6.200%, 12/15/34..................     295,000      293,023
           7.750%, 01/20/24..................     125,000      140,919
           8.500%, 02/23/25..................     150,000      180,473
          The Walt Disney Co.
           6.375%, 03/01/12..................     466,000      492,897
           6.750%, 03/30/06..................     137,000      137,653
          Time Warner Entertainment Co., L.P.
           8.375%, 07/15/33..................     600,000      708,755
                                                          ------------
                                                             2,607,307
                                                          ------------

          METALS & MINING--0.0%
          Alcan, Inc.
           5.000%, 06/01/15..................     257,000      249,299
                                                          ------------

          MULTI-UTILITIES--0.2%
          Centerpoint Energy Resources Corp.
           7.875%, 04/01/13..................     191,000      218,426
          Dominion Resources, Inc.
           5.150%, 07/15/15..................     356,000      344,900
          DTE Energy Co.
           7.050%, 06/01/11..................     308,000      331,874
          Pacific Gas & Electric Co.
           4.800%, 03/01/14..................     427,000      416,123
                                                          ------------
                                                             1,311,323
                                                          ------------

                                                FACE
           SECURITY DESCRIPTION                AMOUNT       VALUE*
           ----------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--0.1%
           Amerada Hess Corp.
            7.300%, 08/15/31................ $   150,000 $    173,593
           Ocean Energy, Inc.
            7.250%, 10/01/11................     200,000      220,868
           Tosco Corp.
            7.625%, 05/15/06................     100,000      101,011
           Valero Energy Corp.
            6.875%, 04/15/12................     286,000      312,035
                                                         ------------
                                                              807,507
                                                         ------------

           PAPER & FOREST PRODUCTS--0.1%
           MeadWestvaco Corp.
            6.800%, 11/15/32................     166,000      165,802
            6.850%, 04/01/12................      35,000       37,225
           Weyerhaeuser Co.
            6.750%, 03/15/12................     377,000      400,143
                                                         ------------
                                                              603,170
                                                         ------------

           PHARMACEUTICALS--0.1%
           Wyeth
            5.500%, 03/15/13 (b)............     388,000      393,342
                                                         ------------

           REAL ESTATE--0.6%
           Boston Properties, Inc. (REIT)
            5.000%, 06/01/15................     200,000      192,614
           EOP Operating, L.P.
            6.763%, 06/15/07................     175,000      178,637
            6.800%, 01/15/09................     635,000      663,955
            8.375%, 03/15/06................     175,000      176,198
           HRPT Properties Trust (REIT)
            6.250%, 08/15/16................     328,000      334,244
           Simon Property Group L.P. (REIT)
            5.100%, 06/15/15................     208,000      201,168
            6.375%, 11/15/07................     309,000      315,750
           Vornado Realty, L.P. (REIT)
            4.750%, 12/01/10................     182,000      176,647
            5.625%, 06/15/07................     650,000      654,547
                                                         ------------
                                                            2,893,760
                                                         ------------

           ROAD & RAIL--0.2%
           CSX Corp.
            6.750%, 03/15/11................     159,000      170,391
           Norfolk Southern Corp.
            7.050%, 05/01/37................     360,000      429,597
           Union Pacific Corp.
            5.375%, 05/01/14................     299,000      302,410
            6.125%, 01/15/12................     108,000      113,609
                                                         ------------
                                                            1,016,007
                                                         ------------

           THRIFTS & MORTGAGE FINANCE--0.0%
           Countrywide Home Loans, Inc.
            5.500%, 08/01/06................     167,000      167,681
                                                         ------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      -------------------------------------------------------------------

      U.S. TREASURY--9.7%
      United States Treasury Bonds
       5.375%, 02/15/31......................... $ 3,161,000 $  3,550,691
       6.250%, 08/15/23.........................   5,363,000    6,404,178
       7.500%, 11/15/16.........................     290,000      364,267
       7.875%, 02/15/21.........................     350,000      473,676
       8.000%, 11/15/21.........................     434,000      597,920
       8.875%, 02/15/19.........................     281,000      399,591
       9.875%, 11/15/15.........................     450,000      642,902
       10.375%, 11/15/12........................     337,000      372,438
      United States Treasury Notes
       3.000%, 11/15/07.........................     682,000      665,003
       3.125%, 04/15/09.........................   2,000,000    1,924,062
       3.250%, 08/15/07.........................     246,000      241,551
       3.500%, 11/15/06.........................     315,000      312,527
       4.000%, 06/15/09.........................     108,000      106,688
       4.375%, 05/15/07 (b).....................     586,000      585,520
       4.750%, 11/15/08.........................      86,000       86,826
       4.750%, 05/15/14.........................     370,000      379,004
       5.000%, 02/15/11.........................      97,000       99,906
       5.500%, 02/15/08.........................     753,000      769,854
       5.625%, 05/15/08.........................  19,919,000   20,462,112
       6.000%, 02/15/26.........................   2,217,000    2,614,329
       6.625%, 05/15/07.........................   1,292,000    1,329,548
       7.000%, 07/15/06.........................   3,183,000    3,225,149
      United States Treasury Notes (TII)
       3.000%, 07/15/12.........................   2,116,910    2,238,302
       4.250%, 01/15/10.........................   1,704,715    1,848,017
                                                             ------------
                                                               49,694,061
                                                             ------------

      WIRELESS TELECOMMUNICATION SERVICES--0.1%
      AT&T Wireless Services, Inc.
       7.350%, 03/01/06.........................      73,000       73,307
      Cingular Wireless, LLC
       6.500%, 12/15/11.........................     250,000      267,520
                                                             ------------
                                                                  340,827
                                                             ------------

      YANKEE--0.8%
      Consumers International, Inc.
       10.250%, 04/01/49 (c) (d)................      50,000            0
      Deutsche Telekom International Finance
       8.250%, 06/15/30 (b).....................     489,000      621,944
      France Telecom S.A.
       7.750%, 03/01/11 (b).....................     134,000      149,670
      Hydro-Quebec
       6.300%, 05/11/11.........................     350,000      373,348
      ING Groep NV
       5.775%, 12/29/49.........................     809,000      819,923
      Mizuho Financial Group Cayman, Ltd. (144A)
       5.790%, 04/15/14.........................     279,000      288,228
      Norsk Hydro A/S
       7.750%, 06/15/23.........................     100,000      127,049
      PCCW-HKTC Capital, Ltd. (144A)
       6.000%, 07/15/13.........................     129,000      131,766
      Pemex Project Funding Master Trust
       8.625%, 02/01/22.........................     127,000      156,527
       9.125%, 10/13/10.........................     125,000      143,875

                                                 FACE
          SECURITY DESCRIPTION                  AMOUNT       VALUE*
          ------------------------------------------------------------

          YANKEE--(CONTINUED)
          Telecom Italia Capital S.A.
           5.250%, 11/15/13.................. $   208,000 $    204,105
           6.000%, 09/30/34..................     244,000      235,059
          TransCanada Pipelines, Ltd.
           7.150%, 06/15/06..................     375,000      378,863
          Tyco International Group S.A.
           6.750%, 02/15/11..................     308,000      323,828
          UFJ Finance Aruba AEC
           6.750%, 07/15/13..................     360,000      393,071
                                                          ------------
                                                             4,347,256
                                                          ------------
          Total Fixed Income
           (Identified Cost $198,012,185)....              197,328,697
                                                          ------------

          SHORT TERM INVESTMENTS--1.4%
          ------------------------------------------------------------

          COMMERCIAL PAPER--1.4%
          Morgan Stanley Dean Witter
           4.200%, 01/03/06..................   7,280,000    7,278,301
                                                          ------------
          Total Short Term Investments
           (Amortized Cost $7,278,301).......                7,278,301
                                                          ------------
          Total Investments--99.8%
           (Identified Cost $484,505,713) (e)              509,787,272
          Other assets less liabilities......                1,031,072
                                                          ------------
          TOTAL NET ASSETS--100%.............             $510,818,344
                                                          ============

(a)  NON-INCOME PRODUCING.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c)  NON-INCOME PRODUCING; DEFAULTED BOND.
(d)  ZERO VALUED SECURITY.
(e) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $487,950,742 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $35,557,743 AND $(13,721,213), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, the market value of 144A securities was $4,903,834, which is 1.0% of total net assets.
(ADR)--AN AMERICAN DEPOSITARY RECEIPT IS A CERTIFICATE ISSUED BY A CUSTODIAN BANK REPRESENTING THE RIGHT TO RECEIVE SECURITIES OF THE FOREIGN ISSUER DESCRIBED. TRADING ON EXCHANGES NOT LOCATED IN THE UNITED STATES OR CANADA SIGNIFICANTLY INFLUENCES THE VALUE OF ADRS.
(GDR)--GLOBAL DEPOSITORY RECEIPT.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TII)--A TREASURY INFLATION INDEX IS A SECURITY WITH A FIXED INTEREST RATE AND THE PRINCIPAL IS ADJUSTED FOR INFLATION. AT MATURITY, THE SECURITY WILL BE REDEEMED AT THE GREATER OF THE INFLATION ADJUSTED PRINCIPAL OR PAR AMOUNT AT ORIGINAL ISSUE.
(CAD)--CANADIAN DOLLAR
(CHF)--SWISS FRANC
(EUR)--EURO
(GBP)--BRITISH POUND

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value.........................          $509,787,272
       Cash.........................................                11,918
       Receivable for:
        Securities sold.............................                14,022
        Fund shares sold............................               564,159
        Accrued interest and dividends..............             2,455,951
        Foreign taxes...............................                 5,285
                                                              ------------
         Total Assets...............................           512,838,607
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $727,787
        Securities purchased........................  592,141
       Accrued expenses:
        Management fees.............................  217,987
        Service and distribution fees...............   45,185
        Deferred directors' fees....................   83,685
        Other expenses..............................  353,478
                                                     --------
         Total Liabilities..........................             2,020,263
                                                              ------------
     NET ASSETS.....................................          $510,818,344
                                                              ============
       Net assets consists of:
        Capital paid in.............................          $492,074,889
        Undistributed net investment income.........            13,413,276
        Accumulated net realized losses.............           (19,950,758)
        Unrealized appreciation on investments and
         foreign currency...........................            25,280,937
                                                              ------------
     NET ASSETS.....................................          $510,818,344
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($261,653,100 divided by 1,768,077 shares
      outstanding)..................................          $     147.99
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($158,527,756 divided by 1,081,486 shares
      outstanding)..................................          $     146.58
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($90,637,488 divided by 615,072 shares
      outstanding)..................................          $     147.36
                                                              ============
     Identified cost of investments.................          $484,505,713
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Dividends..............................               $  6,120,327(a)
      Interest...............................                  9,543,318
                                                            ------------
                                                              15,663,645
    EXPENSES
      Management fees........................ $  2,460,950
      Service and distribution fees--Class B.      336,228
      Service and distribution fees--Class E.      138,172
      Directors' fees and expenses...........       24,955
      Custodian..............................      333,096
      Audit and tax services.................       26,950
      Legal..................................       13,113
      Printing...............................      362,410
      Insurance..............................        9,098
      Miscellaneous..........................        5,603
                                              ------------
      Total expenses.........................    3,710,575
      Expense reductions.....................      (45,903)    3,664,672
                                              ------------  ------------
    NET INVESTMENT INCOME....................                 11,998,973
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net.......................   15,556,908
      Foreign currency transactions--net.....       (3,026)   15,553,882
                                              ------------
    Unrealized depreciation on:
      Investments--net.......................  (12,762,032)
      Foreign currency transactions--net.....       (2,574)  (12,764,606)
                                              ------------  ------------
    Net gain.................................                  2,789,276
                                                            ------------
    NET INCREASE IN NET ASSETS FROM
     OPERATIONS..............................               $ 14,788,249
                                                            ============

(a)NET OF FOREIGN TAXES OF $53,920.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 11,998,973  $  8,657,806
  Net realized gain......................................   15,553,882    16,968,720
  Unrealized appreciation (depreciation).................  (12,764,606)   22,960,869
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   14,788,249    48,587,395
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (4,703,791)   (4,731,075)
    Class B..............................................   (1,973,530)   (1,035,374)
    Class E..............................................   (1,482,414)            0
                                                          ------------  ------------
                                                            (8,159,735)   (5,766,449)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (2,982,672)     (811,699)
    Class B..............................................   (1,444,579)     (190,798)
    Class E..............................................   (1,051,155)            0
                                                          ------------  ------------
                                                            (5,478,406)   (1,002,497)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (13,638,141)   (6,768,946)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   47,905,874   241,760,896
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................   49,055,982   283,579,345

NET ASSETS
  Beginning of the period................................  461,762,362   178,183,017
                                                          ------------  ------------
  End of the period...................................... $510,818,344  $461,762,362
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 13,413,276  $  8,113,988
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                          YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2005       DECEMBER 31, 2004
                                                    ----------------------  -----------------------
                                                     SHARES         $         SHARES         $
                                                    --------  ------------  ---------  ------------
CLASS A
  Sales............................................  331,621  $ 48,468,815    962,828  $130,384,480
  Shares issued through acquisition................        0             0    178,716    23,379,079
  Reinvestments....................................   54,421     7,686,463     40,628     5,542,774
  Redemptions...................................... (435,176)  (63,611,821)  (440,746)  (60,806,360)
                                                    --------  ------------  ---------  ------------
  Net increase (decrease)..........................  (49,134) $ (7,456,543)   741,426  $ 98,499,973
                                                    ========  ============  =========  ============
CLASS B
  Sales............................................  568,687  $ 82,389,685    358,733  $ 49,425,208
  Shares issued through acquisition................        0             0    231,742    28,384,889
  Reinvestments....................................   24,392     3,418,109      9,056     1,226,172
  Redemptions...................................... (216,764)  (31,402,693)  (110,400)  (15,154,511)
                                                    --------  ------------  ---------  ------------
  Net increase.....................................  376,315  $ 54,405,101    489,131  $ 63,881,758
                                                    ========  ============  =========  ============
CLASS E
  Sales............................................  178,877  $ 26,041,200    116,224  $ 16,206,863
  Shares issued through acquisition................        0             0    618,249    80,753,908
  Reinvestments....................................   17,995     2,533,569          0             0
  Redemptions...................................... (189,586)  (27,617,453)  (126,687)  (17,581,606)
                                                    --------  ------------  ---------  ------------
  Net increase.....................................    7,286  $    957,316    607,786  $ 79,379,165
                                                    ========  ============  =========  ============
  Increase derived from capital share transactions.  334,467  $ 47,905,874  1,838,343  $241,760,896
                                                    ========  ============  =========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 147.96  $ 138.13  $ 119.83  $ 141.92  $ 185.92
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     3.84      3.60      3.30      3.89      4.60
 Net realized and unrealized
   gain (loss) of investments.     0.46     11.53     16.79    (10.18)   (11.61)
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     4.30     15.13     20.09     (6.29)    (7.01)
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (2.61)    (4.52)    (1.79)    (4.47)    (6.60)
 Distributions from net
   realized capital gains.....    (1.66)    (0.78)     0.00    (11.33)   (30.39)
                               --------  --------  --------  --------  --------
 Total distributions..........    (4.27)    (5.30)    (1.79)   (15.80)   (36.99)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $ 147.99  $ 147.96  $ 138.13  $ 119.83  $ 141.92
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      3.1      11.3      17.0      (5.4)     (3.8)
Ratio of operating expenses
 to average net assets before
 expense reductions (%).......     0.66      0.64      0.69      0.66      0.63
Ratio of operating expenses
 to average net assets after
 expense reductions (%) (d)...     0.65      0.63      0.69        --        --
Ratio of net investment
 income to average net assets
 (%)..........................     2.53      2.60      2.55      2.98      2.96
Portfolio turnover rate (%)...       47        89        62        91       160
Net assets, end of period
 (000)........................ $261,653  $268,870  $148,601  $133,092  $157,716

                                                   CLASS B
                                 ----------------------------------------
                                                              MAY 1, 2002/(A)/
                                   YEAR ENDED DECEMBER 31,        THROUGH
                                 ---------------------------   DECEMBER 31,
                                   2005      2004      2003        2002
                                 --------  --------  -------  ---------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $ 146.59  $ 136.93  $119.01      $129.24
                                 --------  --------  -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income........     2.75      3.64     2.53         0.99
   Net realized and unrealized
     gain (loss) of investments.     1.16     11.01    17.11       (11.22)
                                 --------  --------  -------      -------
   Total from investment
     operations.................     3.91     14.65    19.64       (10.23)
                                 --------  --------  -------      -------
  LESS DISTRIBUTIONS
   Distributions from net
     investment income..........    (2.26)    (4.21)   (1.72)        0.00
   Distributions from net
     realized capital gains.....    (1.66)    (0.78)    0.00         0.00
                                 --------  --------  -------      -------
   Total distributions..........    (3.92)    (4.99)   (1.72)        0.00
                                 --------  --------  -------      -------
  NET ASSET VALUE, END OF PERIOD $ 146.58  $ 146.59  $136.93      $119.01
                                 ========  ========  =======      =======
  TOTAL RETURN (%)..............      2.9      11.0     16.7         (7.9)(b)
  Ratio of operating expenses
   to average net assets before
   expense reductions (%).......     0.91      0.89     0.94         0.91 (c)
  Ratio of operating expenses
   to average net assets after
   expense reductions (%) (d)...     0.90      0.88     0.94           --
  Ratio of net investment
   income to average net assets
   (%)..........................     2.29      2.39     2.30         2.75 (c)
  Portfolio turnover rate (%)...       47        89       62           91
  Net assets, end of period
   (000)........................ $158,528  $103,373  $29,582      $ 7,168

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                                APRIL 26, 2004/(A)/
                                                                                    YEAR ENDED       THROUGH
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2005            2004
                                                                                   ------------ ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $147.29         $135.61
                                                                                     -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      3.46            2.33
  Net realized and unrealized gain of investments.................................      0.60            9.35
                                                                                     -------         -------
  Total from investment operations................................................      4.06           11.68
                                                                                     -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (2.33)           0.00
  Distributions from net realized capital gains...................................     (1.66)           0.00
                                                                                     -------         -------
  Total distributions.............................................................     (3.99)           0.00
                                                                                     -------         -------
NET ASSET VALUE, END OF PERIOD....................................................   $147.36         $147.29
                                                                                     =======         =======
TOTAL RETURN (%)..................................................................       3.0            8.6 (b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.81           0.79 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.80           0.78 (c)
Ratio of net investment income to average net assets (%)..........................      2.38           2.57 (c)
Portfolio turnover rate (%).......................................................        47              89
Net assets, end of period (000)...................................................   $90,637         $89,519

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.
(d)THE PORTFOLIO HAS ENTERED INTO ARRANGEMENTS WITH CERTAIN BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--106.1% OF TOTAL NET ASSETS


                                                  FACE
     SECURITY DESCRIPTION                        AMOUNT        VALUE*
     ---------------------------------------------------------------------

     AEROSPACE & DEFENSE--0.1%
     L-3 Communications Corp. (144A)
      6.375%, 10/15/15....................... $    115,000 $       114,713
     Lockheed Martin Corp.
      8.500%, 12/01/29.......................       50,000          68,148
     Northrop Grumman Corp.
      4.079%, 11/16/06.......................      600,000         595,365
                                                           ---------------
                                                                   778,226
                                                           ---------------

     ASSET BACKED--12.0%
     Ares VIII CLO, Ltd. (144A)
      7.040%, 02/26/16 (a)...................    1,600,000       1,624,160
     BMW Vehicle Owner Trust
      4.040%, 02/25/09 (a)...................    8,250,000       8,175,060
     Capital Auto Receivables Asset
      4.050%, 07/15/09 (a)...................    7,775,000       7,689,443
     Capital Transition Funding, LLC
      5.010%, 01/15/10.......................    5,200,308       5,197,555
     Centex Home Equity Loan Trust
      6.429%, 12/25/32 (a)...................    2,600,000       2,622,824
     Citibank Credit Card Issuance Trust
      6.650%, 05/15/08.......................    1,000,000       1,006,498
     CWABS, Inc.
      4.489%, 04/25/36.......................    7,900,000       7,900,000
      4.910%, 12/25/35 (a)...................   10,300,000      10,298,146
     DaimlerChrysler Auto Owner Trust
      3.490%, 12/08/08.......................   10,350,000      10,213,553
     Ford Credit Auto Owner Trust
      3.480%, 11/15/08.......................    9,100,000       8,984,969
      4.170%, 01/15/09 (a)...................    7,700,000       7,639,219
     Hedged Mutual Fund Fee Trust (144A)
      5.220%, 11/30/10 (a)...................      519,390         519,390
     Knollwood CDO, Ltd. (144A)
      7.315%, 02/08/39 (a)...................    1,068,657       1,051,965
     Long Beach Asset Holdings Corp. (144A)
      4.940%, 06/25/34.......................        3,285           3,285
     MBNA Credit Card Master Note Trust
      3.300%, 07/15/10.......................    6,715,000       6,515,352
      4.950%, 06/15/09.......................    4,000,000       4,009,911
      6.550%, 12/15/08.......................    1,350,000       1,362,316
      7.000%, 02/15/12.......................    1,125,000       1,208,020
     Option One Mortgage Loan Trust
      5.129%, 01/25/33 (a)...................    2,425,000       2,435,836
     RBS Capital Trust I
      4.709%, 12/29/49 (a)...................      375,000         356,414
     Residential Asset Securities Corp.
      4.469%, 01/25/36 (a)...................    7,725,000       7,725,000
     SLM Corp.
      4.525%, 04/25/12 (a)...................    8,050,000       8,021,000
     Structured Asset Investment Loan Trust
      6.329%, 04/25/33 (a)...................    3,900,000       3,930,766
     USAA Auto Owner Trust
      3.160%, 02/17/09.......................    4,300,000       4,238,901
      4.630%, 05/15/12 (a)...................    7,875,000       7,832,892
     Washington Mutual Asset Securities Corp.
      5.150%, 05/25/36.......................    7,380,000       7,375,220
                                                           ---------------
                                                               127,937,695
                                                           ---------------

                                                    FACE
    SECURITY DESCRIPTION                           AMOUNT        VALUE*
    ------------------------------------------------------------------------

    AUTO COMPONENTS--0.1%
    Briggs & Stratton Corp.
     8.875%, 03/15/11.......................... $  1,100,000 $     1,232,398
    Navistar International Corp.
     6.250%, 03/01/12..........................       75,000          67,125
                                                             ---------------
                                                                   1,299,523
                                                             ---------------

    AUTOMOBILES--0.1%
    DaimlerChrysler North America Holding Corp.
     8.500%, 01/18/31 (b)......................      590,000         713,910
                                                             ---------------

    CAPITAL MARKETS--1.2%
    JPMorgan Chase & Co.
     5.350%, 03/01/07..........................    6,520,000       6,545,558
    Morgan Stanley Group, Inc.
     5.050%, 01/21/11..........................    5,525,000       5,526,635
     6.750%, 04/15/11..........................      225,000         242,219
                                                             ---------------
                                                                  12,314,412
                                                             ---------------

    COMMERCIAL BANKS--3.7%
    Atlantic Marine Corp. (144A)
     5.343%, 12/01/50..........................      150,000         149,736
    Bank of America Corp.
     4.500%, 08/01/10..........................    4,320,000       4,245,234
    Bank of New York
     3.800%, 02/01/08..........................    1,250,000       1,223,955
    First National Bank of Boston
     7.375%, 09/15/06..........................    1,750,000       1,779,333
    General Electric Capital Corp.
     3.125%, 11/09/06..........................    4,850,000       4,778,273
    HSBC Bank USA, N.A.
     3.870%, 06/07/07..........................    6,750,000       6,651,551
    Huntington National Bank
     2.750%, 10/16/06..........................      675,000         663,910
    Nationwide Building Society
     2.625%, 01/30/07..........................    1,325,000       1,294,447
    Nationwide Building Society (144A)
     4.250%, 02/01/10..........................    1,370,000       1,334,977
    Simon Debartolo Group, L.P.
     6.875%, 11/15/06..........................    4,150,000       4,213,155
    U.S. Bank N.A.
     2.850%, 11/15/06 (b)......................    2,200,000       2,163,696
     4.400%, 08/15/08..........................    3,850,000       3,811,265
    Wachovia Bank, National Association
     4.375%, 08/15/08..........................    1,875,000       1,853,762
    Wells Fargo & Co.
     4.000%, 08/15/08..........................    1,465,000       1,437,637
     4.200%, 01/15/10..........................    1,335,000       1,299,664
     4.625%, 08/09/10..........................    2,765,000       2,730,562
                                                             ---------------
                                                                  39,631,157
                                                             ---------------

    COMMERCIAL MORTGAGE-BACKED SECURITIES--14.9%
    Asset Backed Funding Corp. (144A)
     4.450%, 05/25/34..........................      205,023         204,085

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                     FACE
   SECURITY DESCRIPTION                             AMOUNT        VALUE*
   -------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
   Bank of America Commercial Mortgage, Inc.
    4.621%, 07/10/43.............................   5,225,000      5,065,082
    6.186%, 06/11/35.............................   5,530,000      5,819,465
   Bear Stearns Commercial Mortgage Securities,
    Inc.
    4.361%, 06/11/41.............................   5,247,682      5,169,354
    7.080%, 06/15/09.............................   2,075,000      2,195,881
   Chase Commerical Mortgage Security Corp.
    7.319%, 10/15/32.............................   2,370,000      2,569,534
   Credit Suisse First Boston Mortgage Trust
    4.940%, 12/15/35.............................   7,295,000      7,206,854
   General Electric Commercial Mortgage Corp.
    4.578%, 06/10/48.............................   5,200,000      5,058,211
   GGP Mall Properties Trust (144A)
    5.558%, 11/15/11.............................   3,944,318      3,964,142
   GMAC Commercial Mortgage Services, Inc.
    7.455%, 08/16/33.............................   5,150,000      5,582,289
   GS Mortgage Securities Corp.
    4.751%, 07/10/39.............................   5,100,000      4,948,596
   Harborview Mortgage Loan Trust
    4.680%, 11/19/35 (a).........................   6,586,762      6,592,163
   Indymac MBS, Inc.
    5.159%, 09/25/35 (a).........................   9,059,660      9,170,002
   Irwin Land, LLC
    5.400%, 12/15/47.............................   1,650,000      1,608,007
   JPMorgan Commercial Mortgage Finance Corp.
    5.857%, 10/12/35.............................   5,710,000      5,909,168
    6.507%, 10/15/35.............................   5,197,174      5,358,460
    7.239%, 09/15/29.............................   2,300,000      2,424,511
   LB-UBS Commercial Mortgage Trust
    3.881%, 08/15/29 (a).........................   4,015,068      3,917,654
    4.071%, 09/15/26.............................   4,694,727      4,572,127
    4.559%, 07/17/12 (a).........................   4,075,000      3,979,243
    5.642%, 12/15/25.............................   8,454,743      8,570,789
    7.950%, 05/15/25 (a).........................   5,480,000      6,027,895
   LB-UBS Commercial Mortgage Trust (144A)
    6.155%, 07/14/16.............................   2,997,281      3,094,189
   Morgan Stanley Capital I, Inc. (144A)
    7.220%, 05/15/07.............................   1,715,774      1,746,958
   Morgan Stanley Capital, Inc.
    6.210%, 11/15/31.............................   1,505,599      1,543,845
   Mortgage Capital Funding, Inc.
    6.423%, 06/18/30.............................   4,892,638      5,019,900
   NationsLink Funding Corp.
    6.476%, 08/20/30.............................   1,509,889      1,555,204
    6.795%, 08/20/30.............................   1,325,000      1,380,200
   Nomura Asset Securities Corp.
    6.590%, 03/15/30.............................   4,825,000      4,986,758
   Salomon Brothers Commercial Mortgage Trust
    6.592%, 12/18/33.............................   5,750,000      6,067,817
   Salomon Brothers Mortgage Securities VII, Inc.
    6.499%, 10/13/11.............................   5,860,000      6,241,949
   Salomon Brothers Mortgage Securities VII,
    Inc. (144A)
    6.134%, 02/18/34.............................     342,708        344,890
   Wachovia Bank Commercial Mortgage Trust
    3.477%, 08/15/41 (a).........................   3,871,321      3,770,644
    4.935%, 04/15/42.............................   4,950,000      4,862,852

                                                     FACE
   SECURITY DESCRIPTION                             AMOUNT        VALUE*
   --------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
   Washington Mutual, Inc.
    3.423%, 04/25/33 (a)........................ $  5,668,365 $     5,527,807
    3.695%, 05/25/33 (a)........................    4,750,000       4,582,863
    4.511%, 06/25/33 (a)........................    1,626,169       1,607,030
                                                              ---------------
                                                                  158,246,418
                                                              ---------------

   COMMERCIAL SERVICES & SUPPLIES--0.0%
   United Rentals, Inc.
    6.500%, 02/15/12............................      125,000         121,719
                                                              ---------------

   CONSTRUCTION & ENGINEERING--0.1%
   United Technologies Corp.
    8.875%, 11/15/19............................      400,000         534,489
                                                              ---------------

   CONTAINERS & PACKAGING--0.1%
   Ball Corp.
    6.875%, 12/15/12............................      815,000         841,487
   Crown Americas, LLC
    7.750%, 11/15/15............................      200,000         207,000
                                                              ---------------
                                                                    1,048,487
                                                              ---------------

   DIVERSIFIED CONSUMER SERVICES--0.0%
   Service Corp. International
    7.700%, 04/15/09............................      305,000         320,250
                                                              ---------------

   DIVERSIFIED FINANCIAL SERVICES--5.2%
   Allstate Financial Global Funding, LLC (144A)
    5.250%, 02/01/07............................    1,500,000       1,503,458
   BCP Crystal U.S. Holdings Corp.
    9.625%, 06/15/14 (b)........................       35,000          38,938
   Citigroup, Inc.
    3.500%, 02/01/08............................   17,715,000      17,246,598
    4.125%, 02/22/10............................    2,500,000       2,428,762
    5.500%, 08/09/06............................    6,065,000       6,091,698
    5.850%, 12/11/34............................      525,000         546,757
   Devon Financing Corp.
    7.875%, 09/30/31............................      745,000         946,671
   General Electric Capital Corp.
    4.125%, 09/01/09............................    1,350,000       1,314,191
    5.000%, 11/15/11............................   18,925,000      18,943,622
   Household Finance Corp.
    6.400%, 06/17/08............................    3,010,000       3,105,239
   Sprint Capital Corp.
    6.875%, 11/15/28............................      460,000         502,637
    8.750%, 03/15/32............................      470,000         623,728
   Verizon Global Funding Corp.
    7.750%, 12/01/30............................    1,335,000       1,586,857
   Wind Acquisition Finance, Inc.
    10.750%, 12/01/15...........................      475,000         490,438
                                                              ---------------
                                                                   55,369,594
                                                              ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
   AT&T Broadband Corp.
    8.375%, 03/15/13............................    1,330,000       1,539,444
   BellSouth Corp. (144A)
    4.258%, 04/26/21 (a)........................    2,630,000       2,626,849

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-322

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
          SECURITY DESCRIPTION                   AMOUNT           VALUE*
          -------------------------------------------------------------------

          DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
          Cincinnati Bell, Inc.
           7.250%, 07/15/13.................. $     80,000    $        83,200
          GTE Corp.
           6.940%, 04/15/28..................      225,000            240,794
          Qwest Corp. (144A)
           7.741%, 06/15/13 (a)..............      415,000            447,681
          SBC Communications, Inc.
           6.450%, 06/15/34 (b)..............      250,000            260,144
          SBC Communications, Inc. (144A)
           4.389%, 06/05/21 (a)..............    3,900,000          3,891,576
                                                              ---------------
                                                                    9,089,688
                                                              ---------------

          ELECTRIC UTILITIES--0.9%
          AES Ironwood, LLC
           8.857%, 11/30/25..................      186,959            206,590
          Centerpoint Energy, Inc.
           7.250%, 09/01/10..................    1,555,000          1,668,112
          Dominion Resources, Inc.
           7.195%, 09/15/14..................      875,000            972,096
           8.125%, 06/15/10..................    1,900,000          2,111,808
          Elwood Energy, LLC
           8.159%, 07/05/26..................      455,191            489,832
          First Energy Corp.
           7.375%, 11/15/31..................      150,000            176,996
          Florida Power & Light Co.
           5.625%, 04/01/34..................      475,000            478,921
          Indiana Michigan Power Co.
           6.125%, 12/15/06..................    2,075,000          2,095,055
          NorthWestern Corp.
           5.875%, 11/01/14..................      190,000            190,357
          Peco Energy Co.
           4.750%, 10/01/12..................      947,000            930,024
          Reliant Energy, Inc.
           6.750%, 12/15/14..................      440,000            383,900
                                                              ---------------
                                                                    9,703,691
                                                              ---------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
          Loral Corp.
           7.000%, 09/15/23..................    1,175,000          1,359,513
                                                              ---------------

          FEDERAL AGENCIES--44.0%
          Federal Home Loan Bank
           4.500%, 05/01/18..................    9,189,398          8,966,125
           4.500%, 03/01/19..................      140,283            136,717
           4.500%, 05/01/19..................    2,480,968          2,417,475
           4.500%, 07/01/19..................    1,846,957          1,800,012
           4.500%, 12/01/19..................    2,545,514          2,480,813
           5.000%, 06/01/20..................    1,359,625          1,346,204
           5.000%, 07/01/20..................    2,176,790          2,155,303
           5.000%, 08/01/20..................    1,442,183          1,427,947
           5.000%, 09/01/20..................      100,000             99,013
           5.000%, 10/01/20..................    4,775,106          4,727,968
           5.000%, 11/01/20..................    5,740,171          5,683,509
           5.000%, 12/01/20..................   16,557,521         16,394,076
           5.000%, 01/01/21..................      400,000            396,051
           5.500%, 07/01/33..................    6,271,628          6,230,786

                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       ------------------------------------------------------------------

       FEDERAL AGENCIES--(CONTINUED)
       Federal Home Loan Mortgage Corp.
        3.150%, 06/04/08.................... $ 10,775,000 $    10,384,525
        4.500%, 08/01/20....................    5,405,108       5,267,723
        4.768%, 03/01/35 (a)................   15,250,859      15,093,258
        4.769%, 02/15/35 (a)................    5,991,247       5,945,508
        5.000%, 03/15/18....................    4,200,000       4,141,365
        5.000%, 04/01/20....................      643,736         637,381
        5.000%, 05/01/20....................    1,226,760       1,214,650
        5.000%, 07/01/20....................    4,669,823       4,623,725
        5.000%, 09/01/20 (a)................   29,371,726      29,081,789
        5.000%, 09/01/35....................    2,868,131       2,776,709
        5.000%, TBA.........................   23,300,000      22,550,020
        5.500%, 03/15/34....................    8,577,096       8,641,666
        5.500%, 05/15/34....................    7,418,030       7,472,598
        5.500%, TBA.........................    4,300,000       4,259,687
        9.000%, 12/01/09....................       42,817          44,512
       Federal National Mortgage Association
        2.750%, 07/23/07....................    9,575,000       9,289,866
        3.000%, 03/02/07....................    4,235,000       4,150,563
        4.000%, 10/16/06....................   18,275,000      18,171,381
        4.000%, 01/26/09....................   14,975,000      14,660,196
        4.500%, 10/01/18....................    2,131,752       2,079,134
        4.500%, 03/01/20....................    2,221,659       2,166,821
        4.500%, 02/01/35....................    1,358,466       1,279,363
        4.500%, 03/01/35....................      859,070         809,047
        4.500%, 08/01/35....................    1,111,712       1,046,978
        4.500%, 09/01/35....................    1,180,542       1,111,800
        4.500%, TBA.........................   41,700,000      40,303,761
        5.000%, 01/01/18....................    1,702,532       1,687,033
        5.000%, 06/01/18....................    2,731,238       2,705,943
        5.000%, 06/01/23....................    2,999,771       2,935,962
        5.000%, 11/01/33....................   12,616,921      12,268,961
        5.000%, 04/25/35....................    3,400,000       3,382,465
        5.000%, 07/01/35....................    7,144,803       6,923,016
        5.000%, 08/01/35....................       83,490          80,898
        5.000%, 11/01/35....................    1,297,262       1,256,993
        5.000%, 12/01/35....................    4,500,000       4,359,084
        5.000%, TBA.........................   24,800,000      24,528,738
        5.500%, 08/01/19....................       22,865          23,015
        5.500%, 01/01/24....................    1,746,984       1,747,330
        5.500%, 05/25/27....................    3,265,055       3,287,019
        5.500%, 04/25/30....................    5,973,385       6,018,967
        5.500%, 04/01/33....................    3,839,836       3,811,677
        5.500%, 11/01/33....................    3,786,006       3,758,241
        5.500%, 02/01/34....................   12,417,195      12,326,134
        5.500%, 04/01/34....................    1,154,285       1,145,820
        5.500%, 05/25/34....................    5,284,142       5,311,923
        5.500%, 11/01/34....................    5,839,411       5,787,823
        5.500%, 02/01/35....................   19,595,706      19,457,728
        5.500%, 07/25/35....................    4,437,822       4,473,769
        5.500%, TBA.........................   27,900,000      28,065,670
        6.000%, 07/01/16....................      776,217         793,707
        6.000%, 02/01/34....................    4,370,967       4,416,603
        6.500%, 07/01/14....................      317,685         326,823
        6.500%, 04/01/17....................    4,454,199       4,576,383
        6.500%, 11/01/27....................      309,047         318,456

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-323

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                             FACE
          SECURITY DESCRIPTION              AMOUNT        VALUE*
          -----------------------------------------------------------

          FEDERAL AGENCIES--(CONTINUED)
           6.500%, 12/01/29 (a)......... $  1,860,297 $     1,916,872
           7.750%, 03/01/08.............       20,181          20,407
           7.750%, 04/01/08.............        2,145           2,169
           8.250%, 07/01/08.............       47,455          48,078
           8.500%, 02/01/09.............       59,522          61,552
           8.500%, 09/01/09.............        9,997          10,315
           9.000%, 04/01/16.............       10,836          11,441
          Government National Mortgage Association
           5.000%, 10/20/33.............   11,063,857      10,889,434
           5.500%, 04/15/33.............      597,790         602,488
           6.000%, 09/20/33.............    1,895,031       1,938,428
           6.000%, 10/20/33.............    3,058,802       3,139,370
           6.000%, 11/20/33.............    4,256,903       4,354,388
           6.000%, 02/20/34.............    3,097,184       3,165,035
           6.500%, 07/15/28.............      166,613         174,457
           6.500%, 05/15/29.............      341,795         357,850
           6.500%, 12/15/29.............        6,711           7,026
           6.500%, 07/15/32.............      123,617         129,169
           6.500%, 02/15/33.............      733,298         766,084
           6.500%, 04/15/33.............      874,813         913,926
           6.500%, 09/15/34.............       66,856          69,791
           6.500%, 07/15/35.............      927,805         968,513
           7.500%, 05/15/07.............        2,691           2,740
           7.500%, 12/15/14.............      514,870         542,896
           8.000%, 11/15/29.............       48,775          52,231
           8.500%, 01/15/17.............       18,858          20,386
           8.500%, 02/15/17.............       13,295          14,372
           8.500%, 03/15/17.............       26,068          28,179
           8.500%, 05/15/17.............       23,105          24,977
           8.500%, 10/15/21.............        2,491           2,710
           8.500%, 11/15/21.............        4,583           4,986
           8.500%, 05/15/22.............        5,415           5,898
           9.000%, 10/15/16.............        9,937          10,757
                                                      ---------------
                                                          467,499,131
                                                      ---------------

          FOOD & STAPLES RETAILING--0.1%
          Delhaize America, Inc.
           9.000%, 04/15/31.............      660,000         775,908
                                                      ---------------

          FOOD PRODUCTS--0.1%
          Smithfield Foods, Inc.
           7.000%, 08/01/11.............      750,000         765,000
                                                      ---------------

          FOREIGN GOVERNMENT--1.5%
          Federal Republic of Germany
           4.000%, 01/04/37 (EUR).......    3,050,000       3,903,644
           4.750%, 07/04/34 (EUR).......    3,575,000       5,099,870
          State of Israel
           5.500%, 12/04/23 (USD).......    4,725,000       5,092,005
          United Mexican States
           6.750%, 09/27/34 (b) (USD)...      600,000         656,250
           8.300%, 08/15/31 (b) (USD)...      975,000       1,252,875
                                                      ---------------
                                                           16,004,644
                                                      ---------------

                                               FACE
        SECURITY DESCRIPTION                  AMOUNT        VALUE*
        ---------------------------------------------------------------

        GAS UTILITIES--0.0%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13................. $     35,000 $        35,875
                                                        ---------------

        HEALTH CARE PROVIDERS & SERVICES--0.2%
        Bio-Rad Laboratories, Inc.
         7.500%, 08/15/13.................      585,000         620,100
        Omnicare, Inc.
         6.875%, 12/15/15 (b).............      250,000         253,750
        Wellpoint, Inc.
         5.950%, 12/15/34.................    1,010,000       1,041,179
                                                        ---------------
                                                              1,915,029
                                                        ---------------

        HOTELS, RESTAURANTS & LEISURE--0.1%
        Mashantucket Western Pequot (144A)
         5.912%, 09/01/21.................      220,000         219,817
        Mohegan Tribal Gaming Authority
         6.125%, 02/15/13 (b).............      195,000         191,587
        Wynn Las Vegas, LLC
         6.625%, 12/01/14 (b).............      105,000         102,113
                                                        ---------------
                                                                513,517
                                                        ---------------

        HOUSEHOLD DURABLES--0.3%
        Beazer Homes USA, Inc.
         8.375%, 04/15/12.................      235,000         244,400
        D.R. Horton, Inc.
         8.500%, 04/15/12.................      750,000         801,306
        Hovnanian Enterprises, Inc.
         6.250%, 01/15/16 (b).............    2,055,000       1,906,683
        Lennar Corp.
         5.600%, 05/31/15.................      210,000         202,760
        Pulte Homes, Inc.
         6.000%, 02/15/35.................      245,000         217,457
                                                        ---------------
                                                              3,372,606
                                                        ---------------

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
        Mirant North America, LLC (144A)
         7.375%, 12/31/13 (b).............      295,000         298,319
        TXU Corp.
         4.800%, 11/15/09.................    3,400,000       3,270,365
                                                        ---------------
                                                              3,568,684
                                                        ---------------

        INDUSTRIAL CONGLOMERATES--0.3%
        Tyco International Group, Ltd.
         6.000%, 11/15/13.................    1,460,000       1,491,370
         6.375%, 10/15/11.................      925,000         960,700
         7.000%, 06/15/28.................      870,000         957,067
                                                        ---------------
                                                              3,409,137
                                                        ---------------

        INSURANCE--0.4%
        Berkshire Hathaway Financial Corp.
         4.125%, 01/15/10.................    3,170,000       3,080,400

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-324

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
           SECURITY DESCRIPTION                  AMOUNT     VALUE*
           ----------------------------------------------------------

           INSURANCE--(CONTINUED)
           Liberty Mutual Group, Inc. (144A)
            6.500%, 03/15/35.................. $  750,000 $   731,723
           Prudential Financial, Inc.
            5.400%, 06/13/35..................    775,000     741,977
                                                          -----------
                                                            4,554,100
                                                          -----------

           LEISURE EQUIPMENT & PRODUCTS--0.1%
           K2, Inc.
            7.375%, 07/01/14 (b)..............    410,000     407,950
           Movie Gallery, Inc.
            11.000%, 05/01/12 (b).............    225,000     175,500
                                                          -----------
                                                              583,450
                                                          -----------

           MEDIA--1.3%
           Comcast Corp.
            6.500%, 11/15/35..................  1,525,000   1,554,062
            7.050%, 03/15/33 (b)..............  3,425,000   3,697,579
           DIRECTV Holdings, LLC
            6.375%, 06/15/15..................    255,000     249,262
           EchoStar DBS Corp.
            5.750%, 10/01/08..................  1,375,000   1,347,500
           News America Holdings, Inc.
            6.200%, 12/15/34..................  2,500,000   2,483,250
           News Corp.
            6.400%, 12/15/35..................    775,000     781,151
           Time Warner Entertainment Co., L.P.
            8.375%, 03/15/23..................    590,000     682,225
           Time Warner, Inc.
            6.950%, 01/15/28..................    565,000     585,371
            7.700%, 05/01/32..................  1,810,000   2,035,633
                                                          -----------
                                                           13,416,033
                                                          -----------

           MULTILINE RETAIL--0.1%
           Federated Department Stores, Inc.
            6.790%, 07/15/27..................    270,000     283,831
           The May Deptartment Stores Co.
            6.650%, 07/15/24..................    220,000     231,308
            6.700%, 07/15/34..................    165,000     175,740
            7.875%, 03/01/30..................    235,000     280,257
                                                          -----------
                                                              971,136
                                                          -----------

           OFFICE ELECTRONICS--0.1%
           Sungard Data Systems, Inc. (144A)
            9.125%, 08/15/13..................     65,000      67,275
           Xerox Corp.
            6.875%, 08/15/11..................  1,450,000   1,500,750
                                                          -----------
                                                            1,568,025
                                                          -----------

           OIL, GAS & CONSUMABLE FUELS--0.7%
           Amerada Hess Corp.
            7.125%, 03/15/33..................    675,000     766,203
           Chesapeake Energy Corp.
            6.250%, 01/15/18..................    450,000     441,000
            7.500%, 06/15/14..................    210,000     222,600

                                                   FACE
           SECURITY DESCRIPTION                   AMOUNT    VALUE*
           ---------------------------------------------------------

           OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
           Chesapeake Energy Corp. (144A)
            6.875%, 11/15/20....................   150,000   151,875
           Colorado Interstate Gas Co.
            6.800%, 11/15/15....................   145,000   148,157
           Dynegy Holdings, Inc. (144A)
            10.125%, 07/15/13...................   605,000   683,650
           Enterprise Products Partners, L.P.
            4.950%, 06/01/10....................    25,000    24,515
            5.600%, 10/15/14....................   950,000   949,258
           KCS Energy, Inc.
            7.125%, 04/01/12....................   110,000   109,725
           Massey Energy Co. (144A)
            6.875%, 12/15/13.................... 1,310,000 1,321,463
           Newfield Exploration Co.
            6.625%, 09/01/14.................... 1,145,000 1,165,038
           Northwest Pipeline Corp.
            8.125%, 03/01/10....................   515,000   545,900
           Petro CDA
            5.950%, 05/15/35....................   765,000   776,037
           Tenaska Alabama Partners, L.P. (144A)
            7.000%, 06/30/21....................   174,412   175,465
           Transcontinental Gas Pipe Line
            8.875%, 07/15/12....................   155,000   177,475
                                                           ---------
                                                           7,658,361
                                                           ---------

           PHARMACEUTICALS--0.1%
           Wyeth
            6.000%, 02/15/36.................... 1,400,000 1,441,700
                                                           ---------

           REAL ESTATE--0.6%
           American Real Estate Partners
            8.125%, 06/01/12....................   225,000   233,438
           American Real Estate Partners (144A)
            7.125%, 02/15/13....................   125,000   125,000
           Belvoir Land, LLC (144A)
            5.270%, 12/15/47....................   900,000   873,909
           EOP Operating, L.P.
            6.584%, 04/13/15 (a)................ 1,410,000 1,531,873
            7.250%, 06/15/28....................   670,000   740,721
           Rouse Co. (REIT)
            5.375%, 11/26/13.................... 2,505,000 2,377,794
                                                           ---------
                                                           5,882,735
                                                           ---------

           ROAD & RAIL--0.0%
           Hertz Corp. (144A)
            8.875%, 01/01/14....................   500,000   509,375
                                                           ---------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.0%
           Magnachip Semiconductor S.A.
            7.741%, 12/15/11 (a)................   220,000   223,300
                                                           ---------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-325

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                 FACE
       SECURITY DESCRIPTION                     AMOUNT        VALUE*
       -----------------------------------------------------------------

       U.S. TREASURY--14.2%
       United States Treasury Bonds
        5.375%, 02/15/31 (b)................. $ 2,745,000 $    3,083,406
        8.500%, 02/15/20 (b).................   4,420,000      6,200,429
        8.875%, 02/15/19 (b).................  14,875,000     21,152,711
       United States Treasury Bonds Strips
        Zero Coupon, 08/15/25 (b)............   9,075,000      3,668,669
       United States Treasury Notes
        0.875%, 04/15/10 (b).................  16,438,014     15,627,028
        3.625%, 06/30/07 (b).................   4,690,000      4,636,506
        4.000%, 08/31/07 (b).................     270,000        268,207
        4.000%, 09/30/07 (b).................  21,625,000     21,474,641
        4.125%, 08/15/08 (b).................     615,000        611,613
        4.250%, 10/31/07 (b).................   5,390,000      5,374,207
        4.250%, 11/30/07 (b).................  32,675,000     32,579,262
        4.375%, 11/15/08 (b).................  21,540,000     21,543,360
        4.500%, 11/15/15 (b).................  14,340,000     14,457,631
                                                          --------------
                                                             150,677,670
                                                          --------------

       YANKEE--2.2%
       America Movil S.A. de C.V.
        6.375%, 03/01/35.....................     325,000        320,548
       Barclays Bank, Plc. (144A)
        6.860%, 09/29/49 (a).................     375,000        417,670
       BSkyB Finance Plc.
        6.500%, 10/15/35.....................     560,000        558,027
       DEPFA ACS Bank (144A)
        4.250%, 08/16/10.....................   5,700,000      5,599,543
       Deutsche Bank AG
        3.843%, 03/15/07 (a).................   2,225,000      2,208,312
       Deutsche Telekom International Finance
        8.250%, 06/15/30 (a).................     435,000        553,263
       EnCana Corp.
        6.500%, 08/15/34.....................     425,000        474,876
       France Telecom S.A.
        8.500%, 03/01/31 (a).................     160,000        213,482
       HBOS, Plc. (144A)
        3.500%, 11/30/07.....................   1,850,000      1,805,389
       Ispat Inland ULC
        9.750%, 04/01/14 (b).................     235,000        266,138
       Landeskreditbank Baden
        4.250%, 09/15/10.....................   4,125,000      4,051,286
       Norske Skof Canada, Ltd.
        8.625%, 06/15/11.....................     210,000        200,550
       Rogers Wireless Communications, Inc.
        6.375%, 03/01/14.....................     775,000        776,937
        7.500%, 03/15/15 (b).................     560,000        604,800
       Sumitomo Mitsui Bank Corp. (144A)
        5.625%, 12/31/49 (a).................   1,400,000      1,394,758
       Teck Cominco, Ltd.
        6.125%, 10/01/35.....................     725,000        716,989
       Vodafone Airtouch, Plc.
        7.750%, 02/15/10.....................   2,330,000      2,551,970
       Vodafone Group, Plc.
        5.000%, 09/15/15.....................     650,000        633,105
                                                          --------------
                                                              23,347,643
                                                          --------------
       Total Fixed Income
        (Identified Cost $1,134,374,277).....              1,127,161,831
                                                          --------------

        SHORT TERM INVESTMENTS--4.0%

                                                 FACE
        SECURITY DESCRIPTION                    AMOUNT       VALUE*
        ----------------------------------------------------------------

        DISCOUNT NOTES--4.0%
        Federal National Mortgage Association
         3.500%, 01/03/06.................... 42,600,000 $   42,591,717
         7.750%, 09/01/06....................         45             45
                                                         --------------
        Total Short Term Investments
         (Amortized Cost $42,591,759)........                42,591,762
                                                         --------------
        Total Investments--110.1%
         (Identified Cost $1,176,966,036) (c)             1,169,753,593
        Liabilities in excess of other assets              (107,095,412)
                                                         --------------
        TOTAL NET ASSETS--100%...............            $1,062,658,181
                                                         ==============

(a)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(b) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $152,746,261 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $153,629,900 AND SECURITIES WITH A MARKET VALUE OF $ 2,252,288.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,178,886,656 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $4,771,317 AND $(13,904,380), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $37,033,160, WHICH IS 3.5% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(EUR)--EURO

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-326

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FORWARD CONTRACTS

                                                             LOCAL      AGGREGATE                        NET
                                                           CURRENCY       FACE      VALUATION AS OF   UNREALIZED
FORWARD CURRENCY CONTRACTS                  DELIVERY DATE   AMOUNT        VALUE       12/31/2005     APPRECIATION
--------------------------                 --------------- ---------  ------------  --------------- --------------
Euro (sold)...............................    1/20/2006    7,784,783  $  9,460,808   $  9,228,869    $    231,939
                                                                                                     ============

FUTURES CONTRACTS

                                                                                                      UNREALIZED
                                                           NUMBER OF    CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                     EXPIRATION DATE CONTRACTS     AMOUNT       12/31/2005    (DEPRECIATION)
----------------------                     --------------- ---------  ------------  --------------- --------------
Eurodollar Futures........................    3/19/2007        74     $ 17,609,872   $ 17,621,250    $     11,378
Eurodollar Futures........................    6/18/2007        74       17,609,811     17,624,025          14,214
Eurodollar Futures........................    9/17/2007        74       17,608,240     17,624,025          15,785
Interest Rate Swap 10 Year Futures........    3/17/2006       355       37,927,539     38,395,469         467,930
U.S. Treasury Bonds Futures...............    3/22/2006       612       68,597,343     69,882,750       1,285,407
U.S. Treasury Notes Futures...............    3/31/2006       180       36,882,363     36,933,750          51,387

FUTURES CONTRACTS SHORT
-----------------------
Federal Republic of Germany 5 Year Futures     3/8/2006      (244)     (32,629,056)   (32,624,755)          4,301
U.S. Treasury Notes 5 Year Futures........    3/22/2006      (851)     (90,158,000)   (90,498,531)       (340,531)
U.S. Treasury Notes 10 Year Futures.......    3/22/2006      (195)     (21,183,299)   (21,334,219)       (150,920)
                                                                                                     ------------
Net Unrealized Appreciation........................................................................  $  1,358,951
                                                                                                     ============

OPTIONS WRITTEN

                                                           NUMBER OF    CONTRACT    VALUATION AS OF   UNREALIZED
OPTIONS WRITTEN-CALLS                      EXPIRATION DATE CONTRACTS     AMOUNT       12/31/2005     APPRECIATION
---------------------                      --------------- ---------  ------------  --------------- --------------
U.S. Treasury Notes 10 Year Futures 113...    2/28/2006       (94)    $    (51,195)  $    (23,500)   $     27,695

OPTIONS WRITTEN-PUTS
--------------------
U.S. Treasury Notes 10 Year Futures 107...    2/28/2006       (94)         (50,628)       (14,688)         35,940
                                                                                                     ------------
Net Unrealized Appreciation........................................................................  $     63,635
                                                                                                     ============

TBA SALES COMMITMENTS

FEDERAL AGENCIES                                                                      FACE AMOUNT       VALUE*
----------------                                                                    --------------- --------------
Federal Home Loan Mortgage Corp.
 4.500%, (15 Year TBA).............................................................  $ (7,100,000)   $ (6,906,965)
  5.000%, (15 Year TBA)..........................................................     (18,600,000)    (18,408,197)
Federal National Mortgage Association
 5.000%, (30 Year TBA).............................................................   (17,000,000)    (16,468,750)
  5.500%, (30 Year TBA)..........................................................     (32,500,000)    (32,175,000)
  6.000%, (30 Year TBA)..........................................................      (4,100,000)     (4,137,154)
  6.500%, (30 Year TBA)..........................................................      (2,000,000)     (2,051,250)
                                                                                                     ------------
Total TBA Sales Commitments (Proceeds $(79,629,022))...............................................  $(80,147,316)
                                                                                                     ============

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-327

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $1,169,753,593
       Cash..................................                      69,099
       Foreign cash at value.................                  10,732,594
       Collateral for securities loaned......                 155,882,188
       Receivable for:
        Securities sold......................                 168,692,626
        Fund shares sold.....................                   1,888,136
        Open forward currency contracts--
         net.................................                     231,939
        Accrued interest.....................                   7,765,073
                                                           --------------
         Total Assets........................               1,515,015,248
     LIABILITIES
       TBA sales commitments at value........ $ 80,147,316
       Payable for:
        Fund shares redeemed.................    1,399,892
        Securities purchased.................  213,869,305
        Futures variation margin.............      186,367
        Return of collateral for securities
         loaned..............................  155,882,188
        Options written, at fair value.......       38,188
        Interest.............................      202,814
       Accrued expenses:
        Management fees......................      355,181
        Service and distribution fees........       56,998
        Deferred directors' fees.............       68,488
        Other expenses.......................      150,330
                                              ------------
         Total Liabilities...................                 452,357,067
                                                           --------------
     NET ASSETS..............................              $1,062,658,181
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,029,528,527
        Undistributed net investment
         income..............................                  43,640,770
        Accumulated net realized losses......                  (4,037,954)
        Unrealized depreciation on
         investments, futures contracts,
         options and foreign currency........                  (6,473,162)
                                                           --------------
     NET ASSETS..............................              $1,062,658,181
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($763,205,281 divided by
      6,907,855 shares outstanding)..........              $       110.48
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($235,056,742 divided by
      2,152,561 shares outstanding)..........              $       109.20
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($64,396,158 divided by
      586,869 shares outstanding)............              $       109.73
                                                           ==============
     Identified cost of investments..........              $1,176,966,036
                                                           ==============
     Identified cost of foreign cash.........              $   11,109,975
                                                           ==============
     Proceeds of TBA sales commitments.......              $  (79,629,022)
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

    INVESTMENT INCOME
      Interest................................               $ 46,187,900(a)
                                                             ------------
                                                               46,187,900
    EXPENSES
      Management fees......................... $  4,147,455
      Service and distribution fees--Class B..      476,629
      Service and distribution fees--Class E..       96,934
      Directors' fees and expenses............       24,335
      Custodian...............................      301,123
      Audit and tax services..................       21,768
      Legal...................................       51,990
      Printing................................      268,778
      Insurance...............................       20,510
      Miscellaneous...........................       36,866
                                               ------------
      Total expenses..........................    5,446,388
      Management fee waivers..................       (9,987)    5,436,401
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 40,751,499
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    3,087,075
      Futures contracts--net..................   (1,475,038)
      Foreign currency transactions--net......      289,989
      Options--net............................      386,097     2,288,123
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (20,722,839)
      Futures contracts--net..................    1,541,124
      Foreign currency transactions--net......      223,795
      Options--net............................       63,635   (18,894,285)
                                               ------------  ------------
    Net loss..................................                (16,606,162)
                                                             ------------
    NET INCREASE IN NET ASSETS
     FROM OPERATIONS..........................               $ 24,145,337
                                                             ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $162,166.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-328

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                            YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,
                                                               2005            2004
                                                          --------------  --------------
FROM OPERATIONS
  Net investment income.................................. $   40,751,499  $   35,668,981
  Net realized gain......................................      2,288,123      16,880,606
  Unrealized depreciation................................    (18,894,285)     (9,471,324)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     24,145,337      43,078,263
                                                          --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (31,613,861)    (34,576,323)
    Class B..............................................     (6,590,078)     (3,976,521)
    Class E..............................................     (2,475,382)     (2,362,593)
                                                          --------------  --------------
                                                             (40,679,321)    (40,915,437)
                                                          --------------  --------------
   Net realized gain
    Class A..............................................     (9,133,664)    (14,435,269)
    Class B..............................................     (2,022,515)     (1,731,879)
    Class E..............................................       (744,936)     (1,006,674)
                                                          --------------  --------------
                                                             (11,901,115)    (17,173,822)
                                                          --------------  --------------
  TOTAL DISTRIBUTIONS....................................    (52,580,436)    (58,089,259)
                                                          --------------  --------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     68,151,248      19,770,599
                                                          --------------  --------------
  TOTAL INCREASE IN NET ASSETS...........................     39,716,149       4,759,603

NET ASSETS
  Beginning of the period................................  1,022,942,032   1,018,182,429
                                                          --------------  --------------
  End of the period...................................... $1,062,658,181  $1,022,942,032
                                                          ==============  ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   43,640,770  $   40,623,739
                                                          ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................    938,783  $ 103,999,742     792,346  $  88,779,665
  Reinvestments....................................    375,277     40,747,525     448,290     49,011,592
  Redemptions...................................... (1,568,910)  (174,014,700) (1,701,977)  (191,608,040)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................   (254,850) $ (29,267,433)   (461,341) $ (53,816,783)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................  1,061,631  $ 116,546,998     610,575  $  68,057,046
  Reinvestments....................................     80,125      8,612,593      52,700      5,708,400
  Redemptions......................................   (261,643)   (28,652,441)   (186,723)   (20,811,316)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................    880,113  $  96,507,150     476,552  $  52,954,130
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................     81,194  $   8,972,668     298,502  $  33,713,876
  Reinvestments....................................     29,834      3,220,318      30,990      3,369,267
  Redemptions......................................   (101,987)   (11,281,455)   (147,691)   (16,449,891)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................      9,041  $     911,531     181,801  $  20,633,252
                                                    ==========  =============  ==========  =============
  Increase derived from capital share transactions.    634,304  $  68,151,248     197,012  $  19,770,599
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-329

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 113.72  $ 115.62  $ 112.74  $ 109.33  $ 109.66
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.69      4.44      4.55      5.30      5.92
  Net realized and unrealized gain (loss) of investments.    (2.06)     0.41      1.93      3.57      3.20
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     2.63      4.85      6.48      8.87      9.12
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.55)    (4.76)    (3.60)    (5.46)    (9.45)
  Distributions from net realized capital gains..........    (1.32)    (1.99)     0.00      0.00      0.00
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (5.87)    (6.75)    (3.60)    (5.46)    (9.45)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $ 110.48  $ 113.72  $ 115.62  $ 112.74  $ 109.33
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.4       4.4       5.9       8.5       8.8
Ratio of operating expenses to average net assets (%)....     0.47      0.46      0.47      0.51      0.49
Ratio of net investment income to average net assets (%).     3.96      3.57      3.69      4.53      5.99
Portfolio turnover rate (%)..............................      890       458       428       356       271
Net assets, end of period (000).......................... $763,205  $814,560  $881,513  $939,369  $349,417

                                                                                 CLASS B
                                                          --------------------------------------------------
                                                                                                MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,            THROUGH
                                                          ------------------------------------   DECEMBER 31,
                                                            2005      2004      2003     2002        2001
                                                          --------  --------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 112.47  $ 114.51  $111.84  $108.70      $103.37
                                                          --------  --------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.06      3.78     3.57     5.41         0.84
  Net realized and unrealized gain (loss) of investments.    (1.72)     0.73     2.58     3.11         4.49
                                                          --------  --------  -------  -------      -------
  Total from investment operations.......................     2.34      4.51     6.15     8.52         5.33
                                                          --------  --------  -------  -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.29)    (4.56)   (3.48)   (5.38)        0.00
  Distributions from net realized capital gains..........    (1.32)    (1.99)    0.00     0.00         0.00
                                                          --------  --------  -------  -------      -------
  Total distributions....................................    (5.61)    (6.55)   (3.48)   (5.38)        0.00
                                                          --------  --------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD........................... $ 109.20  $ 112.47  $114.51  $111.84      $108.70
                                                          ========  ========  =======  =======      =======
TOTAL RETURN (%).........................................      2.2       4.2      5.6      8.2          5.2(b)
Ratio of operating expenses to average net assets (%)....     0.72      0.71     0.72     0.76         0.74(c)
Ratio of net investment income to average net assets (%).     3.73      3.35     3.40     4.28         5.07(c)
Portfolio turnover rate (%)..............................      890       458      428      356          271
Net assets, end of period (000).......................... $235,057  $143,107  $91,135  $47,690      $ 7,931

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-330

METROPOLITAN SERIES FUND, INC.

 BLACKROCK BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                             CLASS E
                                                          ------------------------------------------
                                                                                     APRIL 23, 2002/(A)/
                                                           YEAR ENDED DECEMBER 31,        THROUGH
                                                          -------------------------     DECEMBER 31,
                                                            2005     2004     2003          2002
                                                          -------  -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $112.97  $114.98  $112.26       $105.14
                                                          -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    4.34     3.52     3.19          1.70
  Net realized and unrealized gain (loss) of investments.   (1.89)    1.12     3.09          5.42
                                                          -------  -------  -------       -------
  Total from investment operations.......................    2.45     4.64     6.28          7.12
                                                          -------  -------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (4.37)   (4.66)   (3.56)         0.00
  Distributions from net realized capital gains..........   (1.32)   (1.99)    0.00          0.00
                                                          -------  -------  -------       -------
  Total distributions....................................   (5.69)   (6.65)   (3.56)         0.00
                                                          -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD........................... $109.73  $112.97  $114.98       $112.26
                                                          =======  =======  =======       =======
TOTAL RETURN (%).........................................     2.3      4.3      5.7           6.8(b)
Ratio of operating expenses to average net assets (%)....    0.62     0.61     0.62          0.66(c)
Ratio of net investment income to average net assets (%).    3.81     3.44     3.48          4.25(c)
Portfolio turnover rate (%)..............................     890      458      428           356
Net assets, end of period (000).......................... $64,396  $65,275  $45,534       $18,318

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-331

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--98.7% OF TOTAL NET ASSETS


                                                  FACE
   SECURITY DESCRIPTION                          AMOUNT          VALUE*
   -------------------------------------------------------------------------

   AEROSPACE & DEFENSE--0.3%
   Lockheed Martin Corp.
    7.375%, 04/15/13........................ $       900,000 $     1,021,408
    8.200%, 12/01/09 (a)....................         700,000         774,773
   Raytheon Co.
    6.750%, 08/15/07........................         233,000         239,434
   The Boeing Co.
    7.250%, 06/15/25........................         460,000         562,158
   United Technologies Corp.
    7.500%, 09/15/29........................         200,000         252,840
                                                             ---------------
                                                                   2,850,613
                                                             ---------------

   AIR FREIGHT & LOGISTICS--0.0%
   FedEx Corp.
    6.875%, 02/15/06........................         100,000         100,228
                                                             ---------------

   AIRLINES--0.1%
   Southwest Airlines Co.
    6.500%, 03/01/12........................         750,000         792,343
                                                             ---------------

   ASSET BACKED--1.5%
   BMW Vehicle Owner Trust
    3.320%, 02/25/09........................       1,500,000       1,469,267
    4.280%, 02/25/10........................       2,700,000       2,668,464
   California Infrastructure-Pacific
    Gas & Electric Co.
    6.480%, 12/26/09........................         190,000         194,294
   Capital One Master Trust
    4.900%, 03/15/10........................       3,000,000       3,003,753
   CenterPoint Energy Transition
    Bond Co., LLC
    5.160%, 09/15/11........................         500,000         503,179
   Centex Home Equity Loan Trust
    3.750%, 12/25/31........................         263,939         259,043
   Chase Funding Mortgage Loan
    3.303%, 11/25/29........................         500,000         489,280
    4.585%, 05/25/15........................       2,000,000       1,947,926
    6.550%, 03/25/13........................         213,060         214,104
   Chase Manhattan Auto Owner Trust
    1.520%, 05/15/07 (b)....................          41,521          41,439
   Chemical Credit Card Master Trust I
    5.980%, 09/15/08........................         125,000         125,067
   Citibank Credit Card Master Trust I
    6.100%, 05/15/08........................         600,000         602,891
   Detroit Edison Co.
    6.190%, 03/01/13........................         435,000         455,362
   MBNA Credit Card Master Trust
    4.200%, 09/15/10........................       2,300,000       2,271,365
   Pemex Project Funding Master Trust (144A)
    9.750%, 03/30/18 (b)....................       1,000,000       1,271,000
   Standard Credit Card Master Trust I
    7.250%, 04/07/08........................         200,000         201,318
                                                             ---------------
                                                                  15,717,752
                                                             ---------------

                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       AUTOMOBILES--0.4%
       DaimlerChrysler North America
        Holdings Corp.
        6.400%, 05/15/06................. $       600,000 $       602,976
        7.750%, 01/18/11.................       2,600,000       2,844,730
        8.000%, 06/15/10 (a).............         350,000         382,973
                                                          ---------------
                                                                3,830,679
                                                          ---------------

       BEVERAGES--0.2%
       Anheuser Busch Cos., Inc.
        5.000%, 01/15/15.................       1,950,000       1,940,265
       Coca-Cola Enterprises, Inc.
        6.950%, 11/15/26.................         300,000         347,320
       Pepsi Bottling Group, Inc.
        7.000%, 03/01/29.................         300,000         361,074
                                                          ---------------
                                                                2,648,659
                                                          ---------------

       CAPITAL MARKETS--1.3%
       Bear Stearns Co., Inc.
        5.700%, 01/15/07.................         500,000         504,130
        5.700%, 11/15/14.................         900,000         926,491
        7.800%, 08/15/07.................         250,000         261,183
       Donaldson Lufkin & Jenrette
        6.500%, 06/01/08.................         300,000         310,511
       JPMorgan Chase & Co.
        5.250%, 05/30/07.................         500,000         502,527
        5.350%, 03/01/07.................         350,000         351,927
        6.750%, 02/01/11 (a).............         250,000         267,890
       Lehman Brothers Holdings, Inc.
        3.600%, 03/13/09.................       4,250,000       4,089,694
       Merrill Lynch & Co.
        6.375%, 10/15/08.................         250,000         259,535
        6.500%, 07/15/18.................         200,000         219,098
       Morgan Stanley
        7.250%, 04/01/32.................       1,150,000       1,378,107
       Paine Webber Group, Inc.
        6.550%, 04/15/08.................         340,000         351,889
       The Goldman Sachs Group, Inc.
        5.700%, 09/01/12.................       1,000,000       1,028,964
        6.125%, 02/15/33.................       2,075,000       2,177,752
        6.650%, 05/15/09.................         750,000         788,351
                                                          ---------------
                                                               13,418,049
                                                          ---------------

       CHEMICALS--0.3%
       Chevron Phillips Chemical Co., LLC
        5.375%, 06/15/07.................       2,000,000       2,004,722
       E. I. du Pont de Nemours
        6.875%, 10/15/09.................         300,000         319,152
       Praxair, Inc.
        6.625%, 10/15/07.................         500,000         515,316
       Rohm & Haas Co.
        7.400%, 07/15/09.................          60,000          64,729
                                                          ---------------
                                                                2,903,919
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-332

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       COMMERCIAL BANKS--2.7%
       ABN-AMRO Bank NV (New York Branch)
        7.125%, 10/15/93................. $       500,000 $       598,101
        7.750%, 05/15/23.................         230,000         286,738
       American General Finance Corp.
        5.375%, 10/01/12.................       1,000,000       1,004,239
       Associates Corp. North America
        6.250%, 11/01/08.................         600,000         620,949
        6.950%, 11/01/18.................       1,700,000       1,955,309
       Bank of America Corp.
        4.750%, 08/15/13.................       1,000,000         976,883
        5.125%, 11/15/14.................       1,000,000         996,120
        5.250%, 02/01/07.................         500,000         502,156
        7.400%, 01/15/11.................         300,000         330,572
        7.800%, 02/15/10.................         150,000         165,744
       Bank One Corp.
        2.625%, 06/30/08.................       3,575,000       3,386,664
        5.500%, 03/26/07.................         500,000         503,982
        7.600%, 05/01/07.................       1,500,000       1,552,052
       Bank One Texas
        6.250%, 02/15/08.................         800,000         820,463
       Chase Manhattan Corp.
        7.125%, 02/01/07.................         151,000         154,570
       Equitable Cos., Inc.
        6.500%, 04/01/08.................         250,000         258,283
       Fleet National Bank
        5.750%, 01/15/09.................         500,000         511,974
       FleetBoston Financial Corp.
        4.875%, 12/01/06.................         500,000         500,168
       Heller Financial, Inc.
        6.375%, 03/15/06.................       1,500,000       1,505,071
        7.375%, 11/01/09.................         350,000         380,526
       MBNA America National Bank
        7.125%, 11/15/12.................       1,000,000       1,113,672
       Mellon Funding Corp.
        6.400%, 05/14/11.................         250,000         265,901
       SunTrust Bank (Atlanta)
        7.250%, 09/15/06.................         500,000         506,165
       Wachovia Bank National Association
        4.800%, 11/01/14.................       3,100,000       3,015,156
       Wachovia Corp.
        4.950%, 11/01/06.................         500,000         500,039
       Wells Fargo & Co.
        5.000%, 11/15/14.................       2,000,000       1,982,414
        5.125%, 02/15/07.................         500,000         501,551
        5.125%, 09/01/12.................         500,000         502,649
        5.900%, 05/21/06.................         300,000         301,163
       Wells Fargo Bank N.A.
        4.750%, 02/09/15.................       3,065,000       2,978,958
                                                          ---------------
                                                               28,678,232
                                                          ---------------

       COMMERCIAL MORTGAGE-BACKED SECURITIES--4.2%
       Bear Stearns Commercial Mortgage
        Securities, Inc.
        5.610%, 11/15/33.................         500,000         513,205
        6.480%, 02/15/35.................         500,000         530,700

                                                   FACE
   SECURITY DESCRIPTION                           AMOUNT          VALUE*
   --------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
    7.080%, 06/15/09......................... $       800,000 $       847,403
    7.780%, 02/15/32.........................         200,000         218,043
    7.890%, 02/15/32 (b).....................       1,000,000       1,101,201
   Chase Commercial Mortgage
    Securities Corp.
    6.390%, 11/18/30.........................         239,866         247,371
   Citigroup Commercial Mortage Trust
    5.291%, 04/15/40 (b).....................       1,000,000       1,017,404
   Citigroup/Deutsche Bank Commercial
    Mortgage Trust
    5.224%, 07/15/44.........................       2,000,000       2,020,845
   Credit Suisse First Boston Mortgage
    3.382%, 05/15/38.........................       2,000,000       1,876,170
    5.100%, 08/15/15.........................       3,000,000       2,986,218
   First Union Commercial Mortgage Trust
    6.070%, 10/15/35.........................         479,031         490,444
   First Union Lehman Brothers Commercial
    Mortgage Trust
    6.560%, 11/18/35.........................         407,550         418,760
   Greenwich Capital Commercial
    Funding Corp.
    4.022%, 01/05/36.........................       2,210,000       2,147,098
    4.305%, 08/10/42.........................       2,000,000       1,951,985
    5.317%, 06/10/36 (b).....................       1,000,000       1,010,087
   JPMorgan Chase Commercial Mortgage
    Securities Corp.
    3.972%, 05/12/35.........................       4,523,471       4,376,124
    4.275%, 01/12/37.........................       1,291,218       1,263,120
    6.044%, 11/15/35.........................       1,000,000       1,022,976
   LB-UBS Commercial Mortgage Trust
    4.254%, 07/15/27.........................       1,650,000       1,589,219
    4.367%, 03/15/36.........................       3,000,000       2,846,969
    6.462%, 03/15/31.........................         500,000         535,777
    6.653%, 11/15/27.........................       2,000,000       2,142,133
   Lehman Brothers Commercial Conduit
    Mortgage Trust
    6.210%, 10/15/35.........................         250,000         257,168
   Morgan Stanley Capital I, Inc.
    4.989%, 08/13/42.........................       1,000,000         986,281
    6.540%, 07/15/30.........................         760,138         782,018
    6.550%, 03/15/30.........................         529,576         542,862
   Morgan Stanley Dean Witter Capital I Trust
    4.800%, 09/15/37.........................         500,000         494,750
    7.200%, 10/15/33.........................         700,000         754,441
   Salomon Brothers Commercial
    Mortgage Trust
    5.045%, 03/18/36.........................         500,000         495,684
    6.428%, 12/18/35.........................       1,000,000       1,056,959
   Structured Asset Securities Corp.
    6.950%, 03/12/07.........................         400,000         409,122
   Trizechahn Office Properties Trust (144A)
    6.211%, 03/15/13.........................       1,000,000       1,024,061
   Wachovia Bank Commercial
    Mortgage Trust
    5.083%, 03/15/42 (b).....................       3,000,000       2,979,979
    6.287%, 04/15/34.........................       1,445,000       1,531,636

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-333

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                 FACE
     SECURITY DESCRIPTION                       AMOUNT          VALUE*
     ----------------------------------------------------------------------

     COMMERCIAL MORTGAGE-BACKED SECURITIES--(CONTINUED)
     Wachovia Bank National Association
      4.875%, 02/01/15..................... $     3,000,000 $     2,923,805
                                                            ---------------
                                                                 45,392,018
                                                            ---------------

     COMMERCIAL SERVICES & SUPPLIES--0.1%
     USA Waste Services, Inc.
      7.000%, 07/15/28.....................       1,265,000       1,421,422
                                                            ---------------

     COMMUNICATIONS EQUIPMENT--0.1%
     Motorola, Inc.
      6.500%, 11/15/28.....................         900,000         986,117
      7.625%, 11/15/10 (a).................         135,000         150,444
                                                            ---------------
                                                                  1,136,561
                                                            ---------------

     CONSUMER FINANCE--0.5%
     Household Finance Corp.
      4.750%, 05/15/09.....................       2,500,000       2,472,725
      5.750%, 01/30/07.....................         500,000         504,489
      7.000%, 05/15/12.....................         100,000         109,427
      8.000%, 07/15/10.....................         300,000         333,546
     SLM Corp.
      5.050%, 11/14/14.....................       1,950,000       1,921,253
                                                            ---------------
                                                                  5,341,440
                                                            ---------------

     DIVERSIFIED FINANCIAL SERVICES--3.0%
     AXA Financial, Inc.
      7.750%, 08/01/10.....................         500,000         552,841
     Bell Atlantic Financial Services, Inc.
      7.600%, 03/15/07.....................         300,000         308,974
     BellSouth Capital Funding Corp.
      7.750%, 02/15/10.....................         750,000         821,490
      7.875%, 02/15/30.....................         250,000         302,295
     Boeing Capital Corp.
      5.650%, 05/15/06 (a).................         173,000         173,771
     CIT Group, Inc.
      7.750%, 04/02/12.....................       2,050,000       2,321,186
     Citigroup, Inc.
      3.500%, 02/01/08.....................         500,000         486,780
      5.750%, 05/10/06.....................       2,000,000       2,007,160
      6.200%, 03/15/09.....................         750,000         778,951
      7.250%, 10/01/10.....................         250,000         272,928
     Countrywide Funding Corp.
      5.625%, 05/15/07.....................         500,000         503,716
     Devon Financing Corp.
      6.875%, 09/30/11 (a).................       1,900,000       2,074,947
     Duke Capital
      7.500%, 10/01/09.....................       3,925,000       4,221,422
     General Electric Capital Corp.
      5.375%, 03/15/07.....................         400,000         402,621
      5.450%, 01/15/13.....................       1,800,000       1,843,808
      6.000%, 06/15/12.....................       1,000,000       1,054,048
      6.750%, 03/15/32 (a).................       2,300,000       2,695,445
      7.500%, 08/21/35.....................         100,000         127,446

                                                  FACE
   SECURITY DESCRIPTION                          AMOUNT          VALUE*
   -------------------------------------------------------------------------

   DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
   National Rural Utilities Cooperative
    Finance Corp.
    6.200%, 02/01/08........................ $     1,000,000 $     1,026,162
    8.000%, 03/01/32........................         300,000         397,088
   RBS Capital Trust II
    6.425%, 12/29/49 (b)....................       1,375,000       1,449,442
   Southern Co. Capital Funding
    5.300%, 02/01/07........................         500,000         502,050
   Sprint Capital Corp.
    6.900%, 05/01/19........................       1,500,000       1,650,232
    7.625%, 01/30/11........................         400,000         440,898
    8.375%, 03/15/12 (a)....................       3,350,000       3,884,627
   Unilever Capital Corp.
    7.125%, 11/01/10........................         300,000         327,698
   Verizon Global Funding Corp.
    7.750%, 12/01/30........................       1,560,000       1,852,912
                                                             ---------------
                                                                  32,480,938
                                                             ---------------

   DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
   Alltel Corp.
    6.800%, 05/01/29........................         500,000         553,691
    7.875%, 07/01/32........................         500,000         612,643
   AT&T Broadband Corp.
    8.375%, 03/15/13........................         976,000       1,130,937
   BellSouth Corp.
    6.550%, 06/15/34........................       1,850,000       1,971,488
   SBC Communications, Inc.
    5.750%, 05/02/06........................         300,000         300,759
    5.875%, 02/01/12........................       2,400,000       2,473,451
   Verizon New England, Inc.
    6.500%, 09/15/11........................         400,000         412,386
   Verizon New York, Inc.
    7.375%, 04/01/32........................         500,000         527,753
                                                             ---------------
                                                                   7,983,108
                                                             ---------------

   ELECTRIC UTILITIES--0.9%
   Consolidated Edison Co. of New York, Inc.
    6.450%, 12/01/07........................         150,000         154,190
    7.500%, 09/01/10........................       1,000,000       1,107,131
   Duke Energy Co.
    6.250%, 01/15/12........................         500,000         527,183
   Exelon Corp.
    5.625%, 06/15/35........................       1,500,000       1,404,489
   Exelon Generation Co., LLC
    6.950%, 06/15/11........................         300,000         323,041
   Oncor Electric Delivery Co.
    7.000%, 05/01/32 (a)....................         950,000       1,080,005
   Progress Energy, Inc.
    7.100%, 03/01/11........................       2,600,000       2,805,192
   PSE&G Power, LLC
    7.750%, 04/15/11........................         500,000         553,635
    8.625%, 04/15/31........................       1,000,000       1,308,625
   Virginia Electric & Power Co.
    5.375%, 02/01/07........................         400,000         401,743
                                                             ---------------
                                                                   9,665,234
                                                             ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-334

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                               FACE
      SECURITY DESCRIPTION                    AMOUNT          VALUE*
      -------------------------------------------------------------------

      ENERGY EQUIPMENT & SERVICES--0.1%
      Kinder Morgan Energy Partners, L.P.
       6.750%, 03/15/11.................. $       750,000 $       802,726
                                                          ---------------

      FEDERAL AGENCIES--45.1%
      Federal Home Loan Bank
       3.375%, 02/23/07..................      13,500,000      13,300,367
       4.250%, 11/13/09..................       1,500,000       1,474,870
       4.375%, 03/17/10..................       3,000,000       2,962,834
       5.000%, 08/01/35..................       8,924,235       8,639,086
       5.000%, 09/01/35..................       4,963,050       4,804,170
       5.250%, 06/18/14 (a)..............       9,500,000       9,804,678
       5.500%, 12/01/35..................       7,500,000       7,431,777
      Federal Home Loan Mortgage Corp.
       3.500%, 09/15/07..................       6,500,000       6,380,377
       3.875%, 06/15/08 (a)..............       4,000,000       3,926,848
       4.000%, 08/17/07 (a)..............       9,000,000       8,904,340
       4.000%, 12/15/09 (a)..............       2,000,000       1,948,858
       4.000%, 06/01/19..................       2,493,794       2,379,571
       4.250%, 07/15/09 (a)..............       8,630,000       8,502,985
       4.500%, 01/15/15..................       3,000,000       2,943,403
       4.500%, 09/01/18..................       3,539,921       3,453,405
       4.500%, 10/01/18..................       5,287,803       5,157,294
       4.500%, 04/01/19..................       7,786,265       7,588,884
       4.500%, 06/01/19..................       4,084,494       3,980,968
       4.500%, 08/01/19..................       1,180,096       1,150,100
       4.500%, 11/01/35 (b)..............       2,991,845       2,814,754
       5.000%, 05/01/18..................       9,653,724       9,572,752
       5.000%, 12/01/18..................       2,210,403       2,191,863
       5.000%, 06/01/19..................       3,775,653       3,741,645
       5.000%, 10/01/33..................       4,485,120       4,357,798
       5.000%, 03/01/34..................       2,559,743       2,483,183
       5.000%, 10/01/35..................       3,955,061       3,828,449
       5.000%, TBA.......................       6,000,000       5,806,872
       5.500%, 11/01/17..................       1,586,213       1,596,461
       5.500%, 05/01/29..................       1,627,374       1,617,658
       5.500%, 06/01/34..................       5,105,348       5,063,870
       5.500%, 10/01/35..................       4,920,987       4,876,223
       5.500%, TBA.......................       4,500,000       4,457,813
       6.000%, 04/01/16..................         107,032         109,143
       6.000%, 05/01/17..................       1,517,383       1,547,363
       6.000%, 11/01/28..................         124,122         125,544
       6.000%, 12/01/28..................          86,428          87,418
       6.000%, 02/01/29..................         249,461         252,310
       6.000%, 04/01/29..................          73,841          74,684
       6.000%, 05/01/29..................          30,519          30,867
       6.000%, 06/01/31..................          39,045          39,480
       6.000%, 07/01/31..................          13,594          13,746
       6.000%, 08/01/31..................         271,158         274,174
       6.000%, 09/01/31..................         607,399         614,156
       6.000%, 04/01/32..................       1,602,185       1,619,553
       6.000%, 11/01/32..................         506,103         511,590
       6.000%, 06/01/34..................       1,828,494       1,846,085
       6.000%, 11/01/35..................       1,998,099       2,017,464
       6.250%, 07/15/32..................       1,000,000       1,191,262
       6.500%, 10/01/29..................          39,090          40,190

                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     FEDERAL AGENCIES--(CONTINUED)
      6.500%, 02/01/30.................... $        68,258 $        70,179
      6.500%, 08/01/31....................         130,763         134,354
      6.500%, 10/01/31....................          45,292          46,536
      6.500%, 11/01/31....................         290,924         298,915
      6.500%, 03/01/32....................       3,425,186       3,517,311
      6.500%, 04/01/32....................       2,779,328       2,854,082
      6.750%, 03/15/31....................         965,000       1,211,844
      7.000%, 03/15/10....................       2,875,000       3,119,955
      7.000%, 06/01/11....................          54,444          56,044
      7.000%, 12/01/15....................          76,696          78,826
      7.000%, 12/01/27....................          13,490          14,058
      7.000%, 11/01/28....................          38,524          40,120
      7.000%, 04/01/29....................          31,353          32,670
      7.000%, 05/01/29....................          13,701          14,277
      7.000%, 06/01/29....................          44,179          46,036
      7.000%, 07/01/29....................          21,088          21,974
      7.000%, 01/01/31....................         461,287         480,396
      7.000%, 12/01/31....................          52,799          54,986
      7.500%, 03/01/16....................         132,888         139,568
      7.500%, 08/01/24....................         119,792         125,694
      7.500%, 11/01/24....................          35,890          37,659
      7.500%, 10/01/27....................          85,227          89,314
      7.500%, 10/01/29....................         120,080         125,764
      7.500%, 05/01/30....................          73,622          77,078
      8.000%, 02/01/27....................          25,135          27,041
      8.000%, 10/01/28....................          47,337          50,928
     Federal National Mortgage Association
      2.375%, 02/15/07....................      21,165,000      20,628,414
      3.250%, 08/15/08....................       3,025,000       2,920,670
      3.250%, 02/15/09....................       6,000,000       5,751,284
      4.000%, 04/01/19....................       2,493,656       2,384,033
      4.000%, 05/01/19....................       4,709,516       4,493,089
      4.000%, 01/01/20....................       3,228,455       3,081,615
      4.125%, 04/15/14....................       7,350,000       7,027,475
      4.500%, 07/01/18....................       6,207,330       6,054,313
      4.500%, 05/01/19....................       1,599,717       1,559,033
      4.500%, 08/01/33....................       1,737,090       1,642,641
      4.500%, 10/01/33....................       3,302,608       3,122,004
      4.500%, 04/01/34....................       2,624,516       2,477,121
      4.750%, 01/02/07....................       5,500,000       5,497,594
      5.000%, 06/01/18....................       1,698,521       1,683,321
      5.000%, 01/01/19....................       2,107,384       2,087,867
      5.000%, 02/01/20....................       3,606,852       3,567,738
      5.000%, 02/01/24....................       3,131,893       3,057,746
      5.000%, 09/01/25....................       2,947,342       2,877,092
      5.000%, 07/01/33....................       2,394,592       2,328,933
      5.000%, 08/01/33....................       3,898,344       3,791,453
      5.000%, 09/01/33....................       3,144,628       3,057,903
      5.000%, 10/01/33....................      11,623,072      11,308,345
      5.000%, 03/01/34....................       3,535,903       3,438,950
      5.000%, 04/01/34....................       8,629,714       8,384,697
      5.000%, 05/01/34....................       2,669,911       2,592,198
      5.000%, 09/01/34....................       6,009,436       5,835,086
      5.000%, 02/01/35....................       4,946,401       4,798,203
      5.000%, 04/01/35....................       2,923,600       2,832,352
      5.000%, 05/01/35....................       1,941,932       1,881,121

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-335

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                            FACE
         SECURITY DESCRIPTION              AMOUNT          VALUE*
         -------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          5.000%, 11/01/35............ $     2,983,645 $     2,890,213
          5.500%, 03/15/11............         950,000         981,799
          5.500%, 11/01/17............       2,134,106       2,148,329
          5.500%, 02/01/18............         805,834         810,708
          5.500%, 04/01/18............       4,138,155       4,163,185
          5.500%, 07/01/23............       1,865,599       1,865,969
          5.500%, 01/01/24............         973,175         969,586
          5.500%, 07/01/24............       3,142,996       3,138,824
          5.500%, 10/01/32............       1,137,719       1,129,853
          5.500%, 02/01/33............       2,774,255       2,752,532
          5.500%, 03/01/33............       5,390,764       5,348,552
          5.500%, 05/01/33............      10,078,986      10,000,063
          5.500%, 08/01/33............       7,167,478       7,111,354
          5.500%, 10/01/33............       1,128,232       1,119,958
          5.500%, 12/01/33............       9,130,503       9,059,007
          5.500%, 02/01/34............       4,689,795       4,648,363
          5.500%, 03/01/34............       2,497,235       2,475,174
          5.500%, 04/01/34............       1,866,289       1,849,801
          5.500%, 05/01/34............       2,914,843       2,889,092
          5.500%, 09/01/34............       3,500,414       3,469,759
          5.500%, 12/01/34............       9,347,393       9,265,010
          5.500%, 01/01/35............       2,591,302       2,568,609
          5.500%, 02/01/35............       5,540,141       5,491,197
          5.500%, 04/01/35............       3,656,797       3,621,753
          5.500%, 06/01/35............      10,458,366      10,356,631
          5.500%, 06/13/35 (b)........       2,842,181       2,831,683
          6.000%, 09/01/13............       1,652,163       1,687,156
          6.000%, 10/01/13............         935,445         955,258
          6.000%, 03/01/14............         191,857         195,925
          6.000%, 06/01/14............          31,385          32,051
          6.000%, 07/01/14............         122,802         125,406
          6.000%, 09/01/14............          55,916          57,102
          6.000%, 09/01/17............       1,731,398       1,768,162
          6.000%, 08/01/28............          81,653          82,532
          6.000%, 11/01/28............          17,096          17,280
          6.000%, 12/01/28............          15,867          16,037
          6.000%, 06/01/31............         210,536         212,731
          6.000%, 09/01/32............       1,557,726       1,573,513
          6.000%, 01/01/33............         622,131         628,436
          6.000%, 02/01/33............       1,181,756       1,192,245
          6.000%, 03/01/33............       2,601,586       2,624,678
          6.000%, 04/01/33............       1,881,597       1,898,298
          6.000%, 05/01/33............       3,228,480       3,257,136
          6.000%, 05/01/34............       3,802,871       3,842,575
          6.000%, 09/01/34............       4,121,845       4,158,460
          6.000%, 11/01/34............       7,178,043       7,241,807
          6.000%, 01/01/35............       3,178,970       3,207,517
          6.210%, 08/06/38............         300,000         357,241
          6.500%, 01/01/13............          32,039          32,913
          6.500%, 04/01/13............           2,880           2,958
          6.500%, 06/01/13............         134,139         137,800
          6.500%, 07/01/13............           1,867           1,918
          6.500%, 06/01/14............          65,894          67,697
          6.500%, 04/01/17............       5,007,181       5,144,060
          6.500%, 05/01/28............         645,400         664,098
          6.500%, 12/01/28............       1,278,550       1,315,592

                                            FACE
         SECURITY DESCRIPTION              AMOUNT          VALUE*
         -------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          6.500%, 03/01/29............ $        47,739 $        49,107
          6.500%, 04/01/29............         271,051         278,819
          6.500%, 05/01/29............          31,911          32,826
          6.500%, 08/01/29............           9,054           9,313
          6.500%, 05/01/30............         400,927         412,417
          6.500%, 09/01/31............         154,482         158,811
          6.500%, 02/01/32............          46,731          48,843
          6.500%, 06/01/32............         474,519         487,534
          6.500%, 09/01/33............       1,155,362       1,183,937
          6.500%, 10/01/33............         993,932       1,018,514
          6.500%, 10/01/34............       3,573,996       3,662,390
          6.625%, 11/15/10............       3,400,000       3,672,488
          6.625%, 11/15/30 (a)........       2,450,000       3,027,003
          7.000%, 04/01/12............          59,311          61,048
          7.000%, 02/01/14............          60,155          61,916
          7.000%, 10/01/21............         144,366         151,164
          7.000%, 06/01/26............           3,282           3,426
          7.000%, 06/01/28............         110,709         115,408
          7.000%, 09/01/29............         134,062         139,846
          7.000%, 10/01/29............          96,225         100,376
          7.000%, 12/01/29............           7,592           7,920
          7.000%, 01/01/32............         792,599         826,235
          7.000%, 04/01/32............         154,780         161,240
          7.000%, 06/01/32............         675,360         703,544
          7.250%, 05/15/30............       2,675,000       3,534,372
          7.500%, 08/01/15............          49,425          51,974
          7.500%, 09/01/25............          36,138          37,898
          7.500%, 06/01/26............          39,408          41,325
          7.500%, 09/01/27............           4,447           4,661
          7.500%, 11/01/27............           2,034           2,132
          7.500%, 03/01/28............          27,912          29,240
          7.500%, 08/01/28............           1,301           1,363
          7.500%, 07/01/29............          97,156         101,845
          7.500%, 10/01/29............          36,465          38,194
          7.500%, 07/01/30............           7,188           7,529
          8.000%, 10/01/26............           2,558           2,753
          8.000%, 11/01/29............           1,547           1,662
          8.000%, 05/01/30............          42,513          45,682
          8.000%, 11/01/30............          30,824          33,121
          8.000%, 01/01/31............          26,477          28,444
          8.000%, 02/01/31............          53,202          57,168
         Government National Mortgage
          Association
          6.000%, 01/15/29............          59,680          61,076
          6.000%, 01/15/33............       1,860,475       1,903,820
          6.500%, 05/15/23............          15,757          16,432
          6.500%, 02/15/27............         257,632         268,620
          6.500%, 07/15/28............          58,863          61,370
          6.500%, 08/15/28............          92,646          96,591
          6.500%, 11/15/28............          65,251          68,030
          6.500%, 12/15/28............          21,564          22,482
          6.500%, 07/15/29............          25,732          26,826
          6.500%, 06/20/31............         216,743         224,396
          6.500%, 07/15/32............         444,806         463,623
          7.000%, 04/15/27............             494             519
          7.000%, 01/15/28............          17,247          18,120

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-336

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                             FACE
         SECURITY DESCRIPTION               AMOUNT          VALUE*
         --------------------------------------------------------------

         FEDERAL AGENCIES--(CONTINUED)
          7.000%, 04/15/28............. $        20,397 $        21,430
          7.000%, 05/15/28.............          50,669          53,235
          7.000%, 06/15/28.............          39,362          41,355
          7.000%, 10/15/28.............          30,445          31,986
          7.000%, 06/15/29.............          20,761          21,813
          7.000%, 09/15/29.............          46,530          48,888
          7.000%, 01/15/31.............           1,696           1,782
          7.000%, 03/15/31.............          59,472          62,475
          7.000%, 08/15/31.............         466,414         489,969
          7.000%, 02/15/32.............         341,659         358,873
          7.000%, 07/15/32.............         256,711         269,646
          7.500%, 02/20/28.............          23,138          24,244
          7.500%, 08/15/29.............          45,269          47,728
          7.500%, 04/15/30.............          30,893          32,570
          8.000%, 09/15/16.............           6,643           7,093
          8.000%, 08/15/26.............          12,505          13,450
          8.000%, 09/15/26.............          22,877          24,605
          8.000%, 05/15/27.............          12,975          13,954
          8.000%, 06/15/29.............          85,357          91,784
          9.000%, 11/15/24.............          72,504          79,003
         Tennessee Valley Authority
          6.000%, 03/15/13.............       1,000,000       1,071,993
                                                        ---------------
                                                            482,355,940
                                                        ---------------

         FOOD & STAPLES RETAILING--0.4%
         Kroger Co.
          5.500%, 02/01/13 (a).........         950,000         935,789
         Safeway, Inc.
          6.150%, 03/01/06.............         750,000         750,287
         Wal-Mart Stores, Inc.
          4.550%, 05/01/13.............       2,075,000       2,024,443
          6.875%, 08/10/09.............         500,000         532,580
                                                        ---------------
                                                              4,243,099
                                                        ---------------

         FOOD PRODUCTS--0.7%
         Archer-Daniels-Midland Co.
          8.875%, 04/15/11.............         200,000         235,584
         Campbell Soup Co.
          5.500%, 03/15/07 (a).........         400,000         402,454
         ConAgra Foods, Inc.
          6.000%, 09/15/06.............         500,000         503,462
         Fred Meyer, Inc.
          7.450%, 03/01/08.............         300,000         312,623
         General Mills, Inc.
          5.125%, 02/15/07.............         400,000         400,721
          6.000%, 02/15/12.............       2,000,000       2,087,180
         Kellogg Co.
          6.600%, 04/01/11.............       2,700,000       2,890,593
         Kraft Foods, Inc.
          6.250%, 06/01/12.............         900,000         949,486
                                                        ---------------
                                                              7,782,103
                                                        ---------------

                                                 FACE
    SECURITY DESCRIPTION                        AMOUNT          VALUE*
    -----------------------------------------------------------------------

    FOREIGN GOVERNMENT--2.0%
    Government of Canada
     6.750%, 08/28/06...................... $     1,500,000 $     1,522,052
    Province of Nova Scotia
     9.250%, 03/01/20......................         250,000         353,962
    Province of Ontario
     5.125%, 07/17/12 (a)..................       2,000,000       2,041,555
     5.500%, 10/01/08......................         300,000         306,009
    Province of Quebec
     4.875%, 05/05/14 (a)..................       1,925,000       1,925,635
     7.500%, 07/15/23 (a)..................         350,000         442,228
    Republic of Italy
     4.500%, 01/21/15 (a)..................       2,975,000       2,884,660
     5.250%, 04/05/06......................         500,000         500,916
     5.625%, 06/15/12......................       3,650,000       3,786,473
     6.000%, 05/29/08......................         300,000         308,715
    Republic of Korea
     8.875%, 04/15/08 (a)..................         200,000         217,984
    United Mexican States
     8.000%, 09/24/22 (a)..................       2,200,000       2,717,000
     8.375%, 01/14/11......................         250,000         285,375
     9.875%, 01/15/07......................       3,100,000       3,265,850
     9.875%, 02/01/10 (a)..................         500,000         586,000
                                                            ---------------
                                                                 21,144,414
                                                            ---------------

    HEALTH CARE PROVIDERS & SERVICES--0.2%
    Anthem, Inc.
     6.800%, 08/01/12......................       2,200,000       2,410,764
                                                            ---------------

    HOUSEHOLD DURABLES--0.1%
    Centex Corp.
     7.500%, 01/15/12......................         500,000         543,055
                                                            ---------------

    INDUSTRIAL CONGLOMERATES--0.1%
    General Electric Co.
     5.000%, 02/01/13......................         930,000         928,357
    Honeywell International, Inc.
     7.500%, 03/01/10......................         300,000         329,267
                                                            ---------------
                                                                  1,257,624
                                                            ---------------

    INSURANCE--0.5%
    Allstate Corp.
     6.125%, 02/15/12......................       2,750,000       2,898,214
     6.900%, 05/15/38......................         150,000         174,888
    American General Capital II
     8.500%, 07/01/30......................         250,000         333,961
    Chubb Corp.
     6.000%, 11/15/11......................         350,000         366,343
    GE Global Insurance Holding Corp.
     7.500%, 06/15/10......................         500,000         545,167
    Hartford Financial Services Group, Inc.
     6.375%, 11/01/08......................         105,000         108,915
    Hartford Life, Inc.
     7.650%, 06/15/27......................         780,000         964,386
                                                            ---------------
                                                                  5,391,874
                                                            ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-337

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)

                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     LEISURE EQUIPMENT & PRODUCTS--0.0%
     Carnival Corp.
      6.150%, 04/15/08.................... $       500,000 $       512,035
                                                           ---------------

     MACHINERY--0.1%
     Caterpillar, Inc.
      7.250%, 09/15/09....................         250,000         269,738
     Deere & Co.
      6.950%, 04/25/14 (a)................         850,000         956,082
      7.850%, 05/15/10 (a)................         300,000         333,660
                                                           ---------------
                                                                 1,559,480
                                                           ---------------

     MEDIA--1.3%
     AOL Time Warner, Inc.
      6.150%, 05/01/07....................       4,650,000       4,705,649
      7.625%, 04/15/31....................         300,000         333,448
     Belo Corp.
      8.000%, 11/01/08....................         500,000         531,494
     Clear Channel Communications, Inc.
      6.000%, 11/01/06....................         600,000         604,893
     Comcast Cable Communications
      8.375%, 05/01/07....................         250,000         260,717
     Comcast Corp.
      5.300%, 01/15/14....................       1,445,000       1,415,452
      5.650%, 06/15/35....................       1,500,000       1,371,474
     Cox Communications, Inc.
      7.750%, 11/01/10....................         250,000         271,342
     News America, Inc.
      6.550%, 03/15/33 (a)................       1,950,000       2,005,616
     The Walt Disney Co.
      6.375%, 03/01/12....................         200,000         212,145
      6.750%, 03/30/06....................       1,000,000       1,004,768
     Time Warner Entertainment Co., L.P.
      7.250%, 09/01/08....................         250,000         262,192
     Time Warner, Inc.
      9.125%, 01/15/13....................         418,000         495,007
                                                           ---------------
                                                                13,474,197
                                                           ---------------

     METALS & MINING--0.2%
     Alcoa, Inc.
      5.375%, 01/15/13 (a)................       1,000,000       1,011,989
      6.000%, 01/15/12....................         400,000         418,728
      6.500%, 06/01/11....................         300,000         319,909
                                                           ---------------
                                                                 1,750,626
                                                           ---------------

     OFFICE ELECTRONICS--0.2%
     International Business Machines Corp.
      4.750%, 11/29/12 (a)................       1,000,000         990,721
      7.500%, 06/15/13....................       1,000,000       1,154,697
      8.375%, 11/01/19....................         425,000         550,995
                                                           ---------------
                                                                 2,696,413
                                                           ---------------

     OIL, GAS & CONSUMABLE FUELS--0.4%
     Atlantic Richfield Co.
      5.900%, 04/15/09....................         300,000         310,999
     Conoco, Inc.
      6.950%, 04/15/29 (a)................         300,000         361,971
     Enterprise Products Operations, L.P.
      5.000%, 03/01/15 (a)................       2,000,000       1,906,554

                                               FACE
       SECURITY DESCRIPTION                   AMOUNT          VALUE*
       ------------------------------------------------------------------

       OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
       Occidental Petroleum Corp.
        7.375%, 11/15/08................. $       300,000 $       320,874
       Phillips Petroleum Co.
        6.375%, 03/30/09.................         300,000         314,746
       Southern California Gas Co.
        4.800%, 10/01/12.................       1,000,000         988,828
       Transocean Sedco Forex, Inc.
        7.500%, 04/15/31.................         300,000         378,362
                                                          ---------------
                                                                4,582,334
                                                          ---------------

       PAPER & FOREST PRODUCTS--0.2%
       International Paper Co.
        6.875%, 04/15/29.................         250,000         256,429
       MeadWestvaco Corp.
        6.850%, 04/01/12.................       1,000,000       1,064,542
       Weyerhaeuser Co.
        7.375%, 03/15/32.................         500,000         555,151
                                                          ---------------
                                                                1,876,122
                                                          ---------------

       PERSONAL PRODUCTS--0.3%
       Procter & Gamble Co.
        4.950%, 08/15/14.................       2,000,000       1,997,218
        6.450%, 01/15/26.................         200,000         227,573
        6.875%, 09/15/09.................         850,000         911,186
                                                          ---------------
                                                                3,135,977
                                                          ---------------

       PHARMACEUTICALS--0.4%
       Abbott Laboratories
        5.625%, 07/01/06.................         300,000         301,394
       Johnson & Johnson
        6.950%, 09/01/29 (a).............         250,000         312,221
       Merck & Co., Inc.
        5.950%, 12/01/28.................         300,000         306,317
       Wyeth
        5.500%, 02/01/14.................       3,000,000       3,039,040
                                                          ---------------
                                                                3,958,972
                                                          ---------------

       REAL ESTATE--0.6%
       EOP Operating, L.P.
        4.750%, 03/15/14.................       4,050,000       3,828,414
        5.875%, 01/15/13.................       1,500,000       1,528,988
        8.375%, 03/15/06.................       1,000,000       1,006,846
                                                          ---------------
                                                                6,364,248
                                                          ---------------

       ROAD & RAIL--0.3%
       Burlington Northern Santa Fe Corp.
        5.900%, 07/01/12.................       1,000,000       1,047,210
       CSX Corp.
        6.750%, 03/15/11.................         200,000         214,695
        7.450%, 05/01/07.................         300,000         309,523
        7.900%, 05/01/17 (a).............         500,000         600,661
       Norfolk Southern Corp.
        5.590%, 05/17/25.................         144,000         143,947
        6.200%, 04/15/09.................         350,000         363,082
        7.250%, 02/15/31.................         156,000         189,927
                                                          ---------------
                                                                2,869,045
                                                          ---------------

       SPECIALTY RETAIL--0.1%
       Lowe's Cos., Inc.
        6.875%, 02/15/28.................       1,000,000       1,182,874
                                                          ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-338

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


        SECURITY DESCRIPTION               FACE AMOUNT       VALUE*
        ----------------------------------------------------------------

        THRIFTS & MORTGAGE FINANCE--0.0%
        Washington Mutual, Inc.
         5.625%, 01/15/07............... $       500,000 $       503,453
                                                         ---------------

        U.S. TREASURY--25.5%
        United States Treasury Bonds
         5.250%, 11/15/28 (a)...........       2,700,000       2,946,942
         5.375%, 02/15/31 (a)...........       2,225,000       2,500,700
         5.500%, 08/15/28 (a)...........       2,420,000       2,723,032
         6.125%, 11/15/27 (a)...........       3,950,000       4,769,388
         6.250%, 08/15/23 (a)...........       7,750,000       9,256,367
         6.500%, 11/15/26 (a)...........       1,000,000       1,250,400
         7.125%, 02/15/23 (a)...........       3,030,000       3,920,759
         7.250%, 08/15/22 (a)...........       2,000,000       2,605,640
         7.625%, 11/15/22 (a)...........       5,600,000       7,557,760
         7.875%, 02/15/21 (a)...........       2,650,000       3,587,438
         8.125%, 08/15/19 (a)...........       1,895,000       2,571,496
         8.500%, 02/15/20...............       1,400,000       1,964,732
         8.875%, 02/15/19 (a)...........      10,215,000      14,528,080
         9.125%, 05/15/18 (a)...........       1,600,000       2,288,896
         9.250%, 02/15/16 (a)...........       1,375,000       1,906,465
        United States Treasury Notes
         2.625%, 11/15/06 (a)...........       7,700,000       7,581,805
         3.125%, 01/31/07 (a)...........       7,500,000       7,395,000
         3.125%, 05/15/07 (a)...........      16,680,000      16,392,104
         3.250%, 08/15/08 (a)...........       3,000,000       2,917,770
         3.375%, 02/28/07 (a)...........       7,000,000       6,914,460
         3.375%, 02/15/08 (a)...........      20,730,000      20,305,241
         3.375%, 11/15/08 (a)...........      15,820,000      15,395,455
         3.375%, 10/15/09 (a)...........       5,000,000       4,829,600
         3.500%, 11/15/09 (a)...........       4,000,000       3,877,600
         3.500%, 12/15/09 (a)...........       4,000,000       3,876,400
         3.625%, 06/30/07 (a)...........       6,000,000       5,932,200
         3.625%, 07/15/09 (a)...........       4,420,000       4,312,815
         3.625%, 01/15/10 (a)...........       4,000,000       3,892,040
         3.625%, 06/15/10 (a)...........      16,200,000      15,725,340
         3.875%, 05/15/09 (a)...........       4,000,000       3,937,188
         4.000%, 09/30/07 (a)...........       4,000,000       3,972,560
         4.000%, 04/15/10 (a)...........       6,000,000       5,914,080
         4.000%, 11/15/12 (a)...........       7,250,000       7,093,958
         4.250%, 08/15/13 (a)...........      14,380,000      14,257,770
         4.250%, 11/15/13 (a)...........       1,600,000       1,585,360
         4.250%, 08/15/14 (a)...........       6,730,000       6,660,008
         4.250%, 11/15/14 (a)...........       2,000,000       1,977,740
         4.250%, 08/15/15 (a)...........       3,000,000       2,962,860
         4.375%, 08/15/12 (a)...........       5,000,000       5,001,800
         4.750%, 05/15/14 (a)...........       5,900,000       6,046,497
         4.875%, 02/15/12 (a)...........       4,500,000       4,620,015
         5.000%, 08/15/11 (a)...........       3,500,000       3,613,610
         5.625%, 05/15/08 (a)...........       5,580,000       5,733,394
         5.750%, 08/15/10 (a)...........       7,120,000       7,532,462
         6.250%, 02/15/07 (a)...........       6,650,000       6,777,880
         6.500%, 02/15/10 (a)...........       1,710,000       1,845,124
                                                         ---------------
                                                             273,258,231
                                                         ---------------

        WIRELESS TELECOMMUNICATION SERVICES--0.1%
        AT&T Wireless Services, Inc.
         8.125%, 05/01/12...............         500,000         577,738
         8.750%, 03/01/31...............         300,000         397,625

                                                 FACE
    SECURITY DESCRIPTION                        AMOUNT          VALUE*
    -----------------------------------------------------------------------

    WIRELESS TELECOMMUNICATION SERVICES--(CONTINUED)
    Cingular Wireless, LLC
     7.125%, 12/15/31 (a).................. $       100,000 $       113,802
                                                            ---------------
                                                                  1,089,165
                                                            ---------------

    YANKEE--3.5%
    Apache Finance Canada Corp.
     7.750%, 12/15/29......................         300,000         398,433
    Asian Development Bank
     4.875%, 02/05/07......................       4,650,000       4,664,165
    BP Canada Finance Co.
     3.375%, 10/31/07......................         500,000         488,551
    British Telecommunications, Plc.
     8.875%, 12/15/30 (b)..................       1,000,000       1,341,730
    Burlington Resources Finance Co.
     5.700%, 03/01/07......................         600,000         606,063
    Conoco Funding Co.
     6.350%, 10/15/11......................         500,000         535,614
    Deutsche Telekom International Finance
     8.250%, 06/15/30 (b)..................       1,000,000       1,271,869
    Encana Corp.
     4.750%, 10/15/13......................       2,000,000       1,961,709
    HSBC Holdings, Plc.
     5.250%, 12/12/12......................       5,050,000       5,090,983
     7.500%, 07/15/09......................       2,200,000       2,374,726
    Hydro-Quebec
     7.500%, 04/01/16......................       1,350,000       1,613,259
     8.400%, 01/15/22......................       1,000,000       1,352,838
    Intermediate American Development Bank
     5.375%, 11/18/08......................         700,000         714,788
     6.800%, 10/15/25......................         500,000         596,944
     7.000%, 06/15/25......................         200,000         245,332
     8.875%, 06/01/09......................         400,000         453,313
    International Bank for Reconstruction &
     Development
     4.375%, 09/28/06......................       1,000,000         998,628
     8.875%, 03/01/26......................         535,000         783,079
    KFW International Finance, Inc.
     4.750%, 01/24/07......................         500,000         500,537
     8.000%, 02/15/10......................       1,000,000       1,122,226
    Korea Development Bank
     5.750%, 09/10/13 (a)..................       2,000,000       2,071,830
    Kreditanstalt Fuer Wiederaufbank
     3.375%, 01/23/08......................       2,475,000       2,415,419
    National Australia Bank, Ltd.
     6.600%, 12/10/07......................         350,000         360,537
    Norsk Hydro A/S
     6.700%, 01/15/18......................         300,000         339,907
     6.800%, 01/15/28......................       1,350,000       1,593,245
    Telefonica Europe BV
     8.250%, 09/15/30......................       1,000,000       1,240,667
    Tyco International Group S.A.
     6.875%, 01/15/29......................       1,275,000       1,380,989
    Vodafone Airtouch, Plc.
     7.750%, 02/15/10......................       1,150,000       1,260,958
                                                            ---------------
                                                                 37,778,339
                                                            ---------------
    Total Fixed Income
     (Identified Cost $1,060,783,219)......                   1,056,884,305
                                                            ---------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-339

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--1.2%


                                                FACE
     SECURITY DESCRIPTION                      AMOUNT          VALUE*
     ---------------------------------------------------------------------

     DISCOUNT NOTES--1.2%
     Federal Home Loan Bank
      3.350%, 01/03/06.................... $    12,600,000 $    12,597,655
                                                           ---------------
     Total Short Term Investments
      (Amortized Cost $12,597,655)........                      12,597,655
                                                           ---------------
     Total Investments--99.9%
      (Identified Cost $1,073,380,874) (c)                   1,069,481,960
     Other assets less liabilities........                         887,894
                                                           ---------------
     TOTAL NET ASSETS--100%...............                 $ 1,070,369,854
                                                           ===============

(a) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $262,027,614 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $258,402,716 AND SECURITIES WITH A MARKET VALUE OF $9,128,275.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,079,352,901 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENT SECURITIES WAS $2,954,407 AND $(12,825,348), RESPECTIVELY.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $2,295,061, WHICH IS 0.2% OF TOTAL NET ASSETS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-340

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

     ASSETS
       Investments at value..................              $1,069,481,960
       Cash..................................                     118,666
       Collateral for securities loaned......                 267,530,991
       Receivable for:
        Securities sold......................                   4,499,750
        Fund shares sold.....................                   4,716,069
        Accrued interest.....................                  10,491,850
                                                           --------------
         Total Assets........................               1,356,839,286
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    681,565
        Securities purchased.................   17,803,174
        Return of collateral for securities
         loaned..............................  267,530,991
       Accrued expenses:
        Management fees......................      218,869
        Service and distribution fees........       97,766
        Other expenses.......................      137,067
                                              ------------
         Total Liabilities...................                 286,469,432
                                                           --------------
     NET ASSETS..............................              $1,070,369,854
                                                           ==============
       Net assets consists of:
        Capital paid in......................              $1,040,047,814
        Undistributed net investment
         income..............................                  46,714,452
        Accumulated net realized losses......                 (12,493,498)
        Unrealized depreciation on
         investments.........................                  (3,898,914)
                                                           --------------
     NET ASSETS..............................              $1,070,369,854
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($524,877,879 divided by
      48,541,462 shares outstanding).........              $        10.81
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($354,652,312 divided by
      33,271,695 shares outstanding).........              $        10.66
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($190,839,663 divided by
      17,726,609 shares outstanding).........              $        10.77
                                                           ==============
     Identified cost of investments..........              $1,073,380,874
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

     INVESTMENT INCOME
       Interest...............................             $ 46,297,349 (a)
                                                           ------------
                                                             46,297,349
     EXPENSES
       Management fees........................ $2,508,950
       Service and distribution fees--Class B.    667,808
       Service and distribution fees--Class E.    294,721
       Directors' fees and expenses...........     22,264
       Custodian..............................    267,158
       Audit and tax services.................     20,705
       Legal..................................     26,487
       Printing...............................    259,241
       Insurance..............................     18,304
       Miscellaneous..........................      8,931
                                               ----------
       Total expenses.........................  4,094,569
       Management fee waivers.................    (41,497)    4,053,072
                                               ----------  ------------
     NET INVESTMENT INCOME....................               42,244,277
                                                           ------------
     REALIZED AND UNREALIZED GAIN
     Realized loss on:
       Investments--net.......................                 (829,022)

     Unrealized depreciation on:
       Investments--net.......................              (21,296,430)
                                                           ------------
     Net loss.................................              (22,125,452)
                                                           ------------
     NET INCREASE IN NET ASSETS
      FROM OPERATIONS.........................             $ 20,118,825
                                                           ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $304,498.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-341

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                            YEAR ENDED     YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,
                                                               2005           2004
                                                          --------------  ------------
FROM OPERATIONS
  Net investment income.................................. $   42,244,277  $ 34,354,438
  Net realized gain (loss)...............................       (829,022)    1,267,742
  Unrealized depreciation................................    (21,296,430)   (2,275,194)
                                                          --------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................     20,118,825    33,346,986
                                                          --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................    (21,425,965)  (15,454,454)
    Class B..............................................     (8,685,574)   (2,294,962)
    Class E..............................................     (7,465,846)   (4,599,518)
                                                          --------------  ------------
  TOTAL DISTRIBUTIONS....................................    (37,577,385)  (22,348,934)
                                                          --------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    166,143,938   220,370,418
                                                          --------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................    148,685,378   231,368,470

NET ASSETS
  Beginning of the period................................    921,684,476   690,316,006
                                                          --------------  ------------
  End of the period...................................... $1,070,369,854  $921,684,476
                                                          ==============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $   46,714,452  $ 37,565,243
                                                          ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2005           DECEMBER 31, 2004
                                                    --------------------------  --------------------------
                                                       SHARES          $           SHARES          $
                                                    -----------  -------------  -----------  -------------
CLASS A
  Sales............................................   9,866,764  $ 106,886,054   14,092,053  $ 152,087,155
  Reinvestments....................................   2,011,828     21,425,965    1,451,122     15,454,454
  Redemptions...................................... (13,294,212)  (143,962,582) (11,388,487)  (123,987,784)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................  (1,415,620) $ (15,650,563)   4,154,688  $  43,553,825
                                                    ===========  =============  ===========  =============
CLASS B
  Sales............................................  20,869,536  $ 223,146,587   11,166,953  $ 119,722,237
  Reinvestments....................................     825,625      8,685,574      218,152      2,294,962
  Redemptions......................................  (4,151,285)   (44,267,125)  (2,507,939)   (26,951,090)
                                                    -----------  -------------  -----------  -------------
  Net increase.....................................  17,543,876  $ 187,565,036    8,877,166  $  95,066,109
                                                    ===========  =============  ===========  =============
CLASS E
  Sales............................................   2,038,741  $  22,064,654   10,365,630  $ 111,521,521
  Reinvestments....................................     703,661      7,465,846      433,508      4,599,518
  Redemptions......................................  (3,270,738)   (35,301,035)  (3,169,955)   (34,370,555)
                                                    -----------  -------------  -----------  -------------
  Net increase (decrease)..........................    (528,336) $  (5,770,535)   7,629,183  $  81,750,484
                                                    ===========  =============  ===========  =============
  Increase derived from capital share transactions.  15,599,920  $ 166,143,938   20,661,037  $ 220,370,418
                                                    ===========  =============  ===========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-342

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.02  $  10.93  $  11.17  $  10.46  $   9.90
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.49      0.46      0.45      0.47      0.54
  Net realized and unrealized gain (loss) of investments.    (0.27)    (0.02)    (0.06)     0.57      0.19
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.22      0.44      0.39      1.04      0.73
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.43)    (0.35)    (0.63)    (0.33)    (0.17)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.43)    (0.35)    (0.63)    (0.33)    (0.17)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  10.81  $  11.02  $  10.93  $  11.17  $  10.46
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.1       4.1       3.6      10.2       7.4
Ratio of operating expenses to average net assets (%)....     0.31      0.32      0.34      0.34      0.38
Ratio of net investment income to average net assets (%).     4.30      4.42      4.44      5.14      5.66
Portfolio turnover rate (%)..............................       23        27        46        48        18
Net assets, end of period (000).......................... $524,878  $550,456  $500,629  $346,774  $254,357

                                                                                   CLASS B
                                                          -----------------------------------------------------
                                                                                                JANUARY 2, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,              THROUGH
                                                          ------------------------------------     DECEMBER 31,
                                                            2005      2004      2003     2002          2001
                                                          --------  --------  -------  -------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  10.87  $  10.79  $ 11.04  $ 10.37        $  9.93
                                                          --------  --------  -------  -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.36      0.36     0.40     0.38           0.38
  Net realized and unrealized gain (loss) of investments.    (0.16)     0.04    (0.04)    0.61           0.23
                                                          --------  --------  -------  -------        -------
  Total from investment operations.......................     0.20      0.40     0.36     0.99           0.61
                                                          --------  --------  -------  -------        -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.32)   (0.61)   (0.32)         (0.17)
                                                          --------  --------  -------  -------        -------
  Total distributions....................................    (0.41)    (0.32)   (0.61)   (0.32)         (0.17)
                                                          --------  --------  -------  -------        -------
NET ASSET VALUE, END OF PERIOD........................... $  10.66  $  10.87  $ 10.79  $ 11.04        $ 10.37
                                                          ========  ========  =======  =======        =======
TOTAL RETURN (%).........................................      1.9       3.8      3.4      9.9            6.1 (b)
Ratio of operating expenses to average net assets (%)....     0.56      0.57     0.59     0.59           0.63 (c)
Ratio of net investment income to average net assets (%).     4.06      4.16     4.20     4.89           5.33 (c)
Portfolio turnover rate (%)..............................       23        27       46       48             18
Net assets, end of period (000).......................... $354,652  $170,958  $73,938  $45,788        $16,276

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-343

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS E
                                                          ---------------------------------------------------
                                                                                                 MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,             THROUGH
                                                          -------------------------------------   DECEMBER 31,
                                                            2005      2004      2003      2002        2001
                                                          --------  --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  10.97  $  10.89  $  11.14  $ 10.45      $ 9.97
                                                          --------  --------  --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.46      0.44      0.52     0.45        0.02
  Net realized and unrealized gain (loss) of investments.    (0.25)    (0.02)    (0.15)    0.57        0.46
                                                          --------  --------  --------  -------      ------
  Total from investment operations.......................     0.21      0.42      0.37     1.02        0.48
                                                          --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.34)    (0.62)   (0.33)       0.00
                                                          --------  --------  --------  -------      ------
  Total distributions....................................    (0.41)    (0.34)    (0.62)   (0.33)       0.00
                                                          --------  --------  --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  10.77  $  10.97  $  10.89  $ 11.14      $10.45
                                                          ========  ========  ========  =======      ======
TOTAL RETURN (%).........................................      2.0       3.9       3.5     10.1         4.8(b)
Ratio of operating expenses to average net assets (%)....     0.46      0.47      0.49     0.49        0.53(c)
Ratio of net investment income to average net assets (%).     4.15      4.26      4.29     4.90        5.74(c)
Portfolio turnover rate (%)..............................       23        27        46       48          18
Net assets, end of period (000).......................... $190,840  $200,270  $115,749  $32,511      $   87

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-344

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--93.6% OF TOTAL NET ASSETS


                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    AEROSPACE & DEFENSE--0.4%
    Alliant Techsystems, Inc.
     8.500%, 05/15/11............................ $    200,000 $     210,000
    DRS Technologies, Inc.
     6.875%, 11/01/13............................      225,000       215,156
    Goodrich Corp.
     7.500%, 04/15/08............................      525,000       551,205
    L-3 Communications Holdings, Inc.
     7.625%, 06/15/12............................      375,000       394,688
    Moog, Inc.
     6.250%, 01/15/15............................      225,000       221,625
    Sequa Corp.
     9.000%, 08/01/09............................      525,000       557,813
                                                               -------------
                                                                   2,150,487
                                                               -------------

    AIRLINES--0.0%
    Continental Airlines, Inc.
     6.541%, 09/15/08............................       52,518        49,884
                                                               -------------

    ASSET BACKED--1.6%
    Airplane Pass Through Trust
     10.875%, 03/15/19 (a) (b)...................      246,925             0
    Ameriquest Mortgage Securities, Inc.
     5.579%, 11/25/34 (c)........................      590,000       600,055
    Asset Backed Securities Corp.
     6.269%, 04/15/33 (c)........................      500,000       504,065
    Bear Stearns Asset Backed Securities (144A)
     5.250%, 08/25/34............................      116,812       116,312
    CMO Holdings II, Ltd. (144A)
     6.500%, 01/25/34............................        1,539         1,538
    Countrywide Asset Backed Certificates
     5.629%, 06/25/34 (c)........................      800,000       811,328
    Countrywide Asset Backed Certificates (144A)
     5.500%, 10/25/35............................      108,319       107,953
    First Consumers Master Trust
     4.679%, 09/15/08 (c)........................      137,612       136,745
    Green Tree Financial Corp.
     7.070%, 01/15/29............................      703,204       726,437
    Merrill Lynch Mortgage Investors, Inc. (144A)
     5.000%, 09/25/35............................      433,520       429,644
    Metris Master Trust
     5.450%, 11/20/09 (c)........................      840,000       841,276
    Mid-State Trust
     7.340%, 07/01/35............................      704,897       736,875
    Novastar Finance, Inc.
     5.354%, 06/25/34 (c)........................      580,000       582,251
    Novastar Home Equity Loan Trust
     6.004%, 02/25/34 (c)........................      270,000       274,574
     7.379%, 10/25/35 (c)........................      670,000       592,443
    Option One Mortgage Loan Trust
     7.879%, 05/25/34 (c)........................      530,000       512,522
    Residential Asset Securities Corp.
     5.479%, 04/25/32 (c)........................      145,345       145,780
    Sail Net Interest Margin Notes (144A)
     4.750%, 01/27/35............................      158,442       157,534
     5.000%, 04/27/34............................       72,264        72,176
     5.000%, 12/27/34............................      299,462       298,777

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    ASSET BACKED--(CONTINUED)
     5.500%, 03/27/34........................... $     85,911 $      85,760
     7.500%, 01/27/35...........................      166,213       163,200
    Varick Structured Asset Fund, Ltd. (144A)
     2.511%, 11/01/35...........................    1,000,000        10,000
                                                              -------------
                                                                  7,907,245
                                                              -------------

    AUTO COMPONENTS--0.2%
    BREED Technologies, Inc.
     9.250%, 04/15/08 (a) (b)...................      250,000             0
    CSK Auto, Inc.
     7.000%, 01/15/14...........................      300,000       271,500
    Dana Corp.
     7.000%, 03/01/29 (d).......................      300,000       215,250
    Dura Operating Corp.
     8.625%, 04/15/12...........................       97,000        80,025
    Key Plastics Holdings, Inc.
     10.250%, 03/15/07..........................      250,000           250
    Tenneco Automotive, Inc.
     8.625%, 11/15/14 (d).......................      150,000       141,750
     10.250%, 07/15/13..........................      100,000       109,250
    TRW Automotive, Inc.
     9.375%, 02/15/13...........................      201,000       217,582
                                                              -------------
                                                                  1,035,607
                                                              -------------

    AUTOMOBILES--0.6%
    DaimlerChrysler North America Holdings Corp.
     4.050%, 06/04/08...........................    1,650,000     1,606,267
    Ford Motor Co.
     6.625%, 10/01/28...........................      125,000        80,625
     7.450%, 07/16/31 (d).......................    1,275,000       867,000
     8.900%, 01/15/32...........................      100,000        73,250
    General Motors Corp.
     8.250%, 07/15/23 (d).......................       75,000        48,187
     8.375%, 07/15/33 (d).......................      625,000       412,500
                                                              -------------
                                                                  3,087,829
                                                              -------------

    BEVERAGES--0.1%
    Constellation Brands, Inc.
     8.125%, 01/15/12...........................      275,000       286,000
                                                              -------------

    BUILDING PRODUCTS--0.3%
    Associated Materials, Inc.
     0/11.250%, 03/01/14 (e)....................      450,000       220,500
    Collins & Aikman Floorcovering Corp.
     10.000%, 01/15/07..........................      250,000       251,650
    KI Holdings, Inc.
     0/9.785%, 11/15/14 (e).....................      400,000       262,000
    Norcraft Holdings, L.P.
     0/9.750%, 09/01/12 (e).....................      225,000       159,750
    Nortek, Inc.
     8.500%, 09/01/14...........................      150,000       144,750
    Texas Industries, Inc. (144A)
     7.250%, 07/15/13...........................      150,000       155,625
                                                              -------------
                                                                  1,194,275
                                                              -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-345

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        CAPITAL MARKETS--1.1%
        JPMorgan Chase & Co.
         6.625%, 03/15/12.................... $  1,600,000 $   1,724,171
        Lehman Brothers Holdings, Inc.
         4.500%, 07/26/10 (d)................      850,000       832,179
        Morgan Stanley
         4.750%, 04/01/14....................    2,700,000     2,589,481
                                                           -------------
                                                               5,145,831
                                                           -------------

        CHEMICALS--0.7%
        Borden Chemicals & Plastics, L.P.
         9.500%, 05/01/49 (b)................      140,000         2,450
        Equistar Chemicals, L.P.
         10.625%, 05/01/11...................      225,000       247,500
        Ethyl Corp.
         8.875%, 05/01/10....................      275,000       288,062
        FMC Corp.
         7.750%, 07/01/11....................       25,000        27,014
        Huntsman ICI Chemicals, LLC
         10.125%, 07/01/09 (d)...............       30,000        30,975
        Huntsman International Holdings, LLC
         9.875%, 03/01/09....................      375,000       395,625
        ISP Chemco, Inc.
         10.250%, 07/01/11...................      500,000       532,500
        Lyondell Chemical Co.
         9.500%, 12/15/08....................       59,000        61,803
         11.125%, 07/15/12...................      150,000       167,813
        Methanex Corp.
         8.750%, 08/15/12....................      200,000       222,500
        Millennium America, Inc.
         9.250%, 06/15/08....................      175,000       188,781
        OM Group, Inc.
         9.250%, 12/15/11....................      275,000       268,812
        PQ Corp. (144A)
         7.500%, 02/15/13....................      375,000       348,750
        Resolution Performance Products, Inc.
         9.500%, 04/15/10....................      125,000       126,563
         13.500%, 11/15/10 (d)...............      200,000       211,500
        Westlake Chemical Corp.
         8.750%, 07/15/11....................      412,000       440,840
                                                           -------------
                                                               3,561,488
                                                           -------------

        COMMERCIAL BANKS--1.3%
        Bank of America Corp.
         7.400%, 01/15/11....................    1,950,000     2,147,972
        Capital One Bank
         5.750%, 09/15/10....................    1,225,000     1,254,213
        Independence Community Bank Corp.
         3.500%, 06/20/13 (c)................      600,000       577,709
        Standard Chartered Bank (144A)
         8.000%, 05/30/31....................    1,835,000     2,367,994
                                                           -------------
                                                               6,347,888
                                                           -------------

                                                      FACE
   SECURITY DESCRIPTION                              AMOUNT       VALUE*
   -------------------------------------------------------------------------

   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.0%
   Amortizing Residential Collateral Trust
    5.579%, 08/25/32 (c)......................... $    747,951 $     751,571
   Bank of America Large Loan, Inc. (144A)
    5.269%, 11/15/15 (c).........................    1,250,000     1,255,325
   CMO Holdings II, Ltd. (144A)
    5.000%, 05/25/34.............................       79,320        78,940
   Commerce 2001 J2 (144A)
    5.447%, 07/16/34.............................      776,310       785,279
   Commercial Mortgage Asset Trust
    7.350%, 01/17/32.............................      475,000       537,650
   Commercial Mortgage Pass-Through Certificate
    (144A)
    5.369%, 11/15/15 (c).........................      270,948       272,204
   First Union National Bank Commercial Mortgage
    0.526%, 05/17/32 (c) (g).....................   11,215,917       303,476
   Merit Securities Corp. (144A)
    5.880%, 09/28/32 (c).........................    1,719,999     1,677,527
   Morgan Stanley ABS Capital I, Inc. (144A)
    5.679%, 05/25/34 (c).........................    2,000,000     1,999,977
   Structured Asset Mortgage Investments II, Inc.
    5.559%, 08/25/35 (c).........................    2,233,910     2,275,796
                                                               -------------
                                                                   9,937,745
                                                               -------------

   COMMERCIAL SERVICES & SUPPLIES--0.4%
   Allied Waste North America, Inc.
    7.250%, 03/15/15.............................      275,000       277,750
    7.375%, 04/15/14.............................      150,000       145,875
    7.875%, 04/15/13 (d).........................       75,000        77,438
    8.500%, 12/01/08.............................       75,000        78,750
    9.250%, 09/01/12.............................      183,000       198,097
   Cenveo, Inc.
    7.875%, 12/01/13 (d).........................      175,000       168,875
    9.625%, 03/15/12.............................      150,000       162,000
   Corrections Corp. of America
    6.250%, 03/15/13.............................      150,000       148,500
   Iron Mountain, Inc.
    6.625%, 01/01/16.............................      250,000       232,500
    7.750%, 01/15/15 (d).........................      125,000       125,937
    8.250%, 07/01/11.............................      125,000       126,875
    8.625%, 04/01/13.............................       50,000        52,125
   Safety-Kleen Services, Inc.
    9.250%, 06/01/08 (b).........................      250,000           975
                                                               -------------
                                                                   1,795,697
                                                               -------------

   COMMUNICATIONS EQUIPMENT--0.2%
   Intelsat Bermuda, Ltd. (144A)
    8.695%, 01/15/12 (c).........................      100,000       101,625
   Lucent Technologies, Inc.
    6.450%, 03/15/29 (d).........................      875,000       750,312
   PanAmSat Corp.
    9.000%, 08/15/14.............................       65,000        68,088
   SBA Communications Corp.
    0/9.750%, 12/15/11 (e).......................      196,000       181,790
                                                               -------------
                                                                   1,101,815
                                                               -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-346

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                    FACE
      SECURITY DESCRIPTION                         AMOUNT       VALUE*
      --------------------------------------------------------------------

      COMPUTERS & PERIPHERALS--0.1%
      Seagate Technology HDD Holdings
       8.000%, 05/15/09........................ $    225,000 $     236,250
                                                             -------------

      CONSUMER FINANCE--0.3%
      MBNA Corp.
       4.625%, 09/15/08........................      900,000       893,469
       6.250%, 01/17/07........................      425,000       429,840
                                                             -------------
                                                                 1,323,309
                                                             -------------

      CONTAINERS & PACKAGING--0.5%
      Berry Plastics Corp.
       10.750%, 07/15/12 (d)...................      325,000       349,375
      Graphic Packaging International Corp.
       8.500%, 08/15/11........................      100,000       100,250
       9.500%, 08/15/13........................      300,000       286,500
      Jefferson Smurfit Corp.
       8.250%, 10/01/12........................      599,000       575,040
      Owens-Brockway Glass Container, Inc.
       7.750%, 05/15/11........................      225,000       234,844
       8.250%, 05/15/13 (d)....................       50,000        51,625
      Owens-Illinois, Inc.
       7.350%, 05/15/08........................      275,000       278,437
      Plastipak Holdings, Inc. (144A)
       8.500%, 12/15/15........................      200,000       202,000
      Pliant Corp.
       11.125%, 09/01/09.......................       65,000        57,850
      Radnor Holdings Corp.
       11.000%, 03/15/10 (d)...................      150,000       121,500
      Stone Container Corp.
       9.750%, 02/01/11........................       75,000        75,750
      Tekni-Plex, Inc. (144A)
       8.750%, 11/15/13 (d)....................      250,000       220,000
                                                             -------------
                                                                 2,553,171
                                                             -------------

      DIVERSIFIED FINANCIAL SERVICES--3.3%
      Ahold Lease USA, Inc.
       7.820%, 01/02/20........................       46,590        49,852
      Alamosa Delaware, Inc.
       11.000%, 07/31/10.......................      146,000       164,615
       12.000%, 07/31/09.......................      118,000       129,062
      BCP Crystal U.S. Holdings Corp.
       9.625%, 06/15/14........................      227,000       252,537
      Borden Finance Corp. (144A)
       9.000%, 07/15/14........................      100,000        99,000
      Burlington Resources Finance Co.
       5.600%, 12/01/06........................    1,250,000     1,256,156
      Chukchansi Economic Development Authority
       8.000%, 11/15/13........................      100,000       102,625
      CIT Group, Inc.
       7.750%, 04/02/12 (d)....................    2,150,000     2,438,382
      Devon Financing Corp.
       6.875%, 09/30/11 (d)....................    1,475,000     1,613,407
      Ford Motor Credit Co.
       6.625%, 06/16/08........................      175,000       158,735
       7.875%, 06/15/10........................    1,975,000     1,777,287

                                                   FACE
      SECURITY DESCRIPTION                        AMOUNT       VALUE*
      -------------------------------------------------------------------

      DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
      General Motors Acceptance Corp.
       6.750%, 12/01/14 (d)................... $    645,000 $     580,256
       6.875%, 09/15/11.......................    1,325,000     1,208,327
       7.250%, 03/02/11.......................       40,000        36,766
       8.000%, 11/01/31.......................       75,000        71,841
      HSBC Finance Corp.
       5.250%, 04/15/15.......................    2,075,000     2,056,144
      Inergy Finance Corp.
       6.875%, 12/15/14.......................      400,000       364,000
      International Lease Finance Corp.
       5.875%, 05/01/13.......................    2,250,000     2,328,390
      Sprint Capital Corp.
       8.375%, 03/15/12.......................      925,000     1,072,041
      Zeus Special Subsidiary, Ltd. (144A)
       0/9.250%, 02/01/15 (e).................      275,000       180,812
                                                            -------------
                                                               15,940,235
                                                            -------------

      DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
      Advanstar Communications, Inc.
       10.750%, 08/15/10......................      200,000       219,250
      AT&T Broadband Corp.
       8.375%, 03/15/13.......................    1,375,000     1,591,531
      MCI, Inc.
       8.735%, 05/01/14.......................      375,000       414,844
      Mediacom Broadband, LLC
       9.500%, 01/15/13 (d)...................       50,000        48,813
       11.000%, 07/15/13 (d)..................      175,000       188,125
      Mediacom Broadband, LLC (144A)
       8.500%, 10/15/15.......................      150,000       138,937
      Qwest Communications International, Inc.
       7.500%, 02/15/14 (d)...................       87,000        89,393
      Qwest Communications International, Inc.
       (144A)
       7.500%, 02/15/14.......................      291,000       299,002
      Qwest Corp.
       6.875%, 09/15/33.......................      692,000       650,480
       7.500%, 06/15/23.......................       80,000        79,500
       8.875%, 03/15/12.......................      275,000       310,062
      Verizon Florida, Inc.
       6.125%, 01/15/13 (d)...................    2,330,000     2,353,619
                                                            -------------
                                                                6,383,556
                                                            -------------

      ELECTRIC UTILITIES--0.7%
      Appalachian Power Co.
       5.950%, 05/15/33.......................    1,350,000     1,356,067
      Edison Mission Energy
       7.730%, 06/15/09.......................       25,000        25,813
       9.875%, 04/15/11.......................      450,000       524,812
      Florida Power & Light Co.
       5.625%, 04/01/34 (d)...................      225,000       226,857
      Reliant Resources, Inc.
       9.500%, 07/15/13 (d)...................      525,000       526,312
      Texas Genco, LLC (144A)
       6.875%, 12/15/14.......................      125,000       135,312
      Williams Cos., Inc.
       7.125%, 09/01/11.......................       50,000        51,938

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-347

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        ELECTRIC UTILITIES--(CONTINUED)
         7.625%, 07/15/19 (d)................ $    100,000 $     107,250
         7.875%, 09/01/21 (d)................      125,000       135,313
         8.750%, 03/15/32....................      325,000       377,000
                                                           -------------
                                                               3,466,674
                                                           -------------

        ENERGY EQUIPMENT & SERVICES--0.1%
        Atlas Pipeline Partners, L.P. (144A)
         8.125%, 12/15/15....................      200,000       201,750
        Universal Compression, Inc.
         7.250%, 05/15/10....................      275,000       279,125
                                                           -------------
                                                                 480,875
                                                           -------------

        FEDERAL AGENCIES--38.6%
        Federal Home Loan Mortgage Corp.
         5.000%, TBA.........................   29,600,000    28,647,235
         5.500%, TBA.........................    6,000,000     5,943,750
         11.565%, 06/15/21 (c) (g)...........          149           291
        Federal National Mortgage Association
         4.000%, TBA.........................   13,000,000    12,410,944
         4.500%, TBA.........................    8,100,000     7,626,652
         5.000%, TBA.........................   41,875,000    40,566,406
         5.500%, TBA.........................   72,000,000    71,280,000
         6.000%, TBA.........................   10,000,000    10,090,620
         6.500%, 03/01/26....................       35,520        36,602
         6.500%, TBA.........................   10,000,000    10,256,250
         7.000%, 05/01/26....................        7,136         7,450
         7.500%, 12/01/29....................       11,475        12,020
         7.500%, 06/01/30....................       25,188        26,378
         7.500%, 08/01/30....................        9,508         9,956
         7.500%, 11/01/30....................       70,822        74,223
         7.500%, 01/01/31....................       23,536        24,646
         7.500%, 02/01/31....................       11,397        11,944
         7.500%, 03/01/31....................       15,187        15,900
         8.000%, 08/01/27....................        9,387        10,022
         8.000%, 01/01/31....................      339,378       362,551
         8.500%, 08/01/19....................      230,135       248,726
         10.400%, 04/25/19...................        7,213         7,918
                                                           -------------
                                                             187,670,484
                                                           -------------

        FOOD & STAPLES RETAILING--0.3%
        Rite Aid Corp.
         7.500%, 01/15/15....................      225,000       212,625
         8.125%, 05/01/10....................       50,000        50,875
        Rite Aid Corp. (144A)
         6.125%, 12/15/08....................      100,000        94,000
        Safeway, Inc.
         7.250%, 02/01/31....................    1,200,000     1,294,894
                                                           -------------
                                                               1,652,394
                                                           -------------

        FOOD PRODUCTS--0.7%
        del Monte Corp.
         8.625%, 12/15/12....................      100,000       106,250
        Doane Pet Care Co.
         10.750%, 03/01/10...................       50,000        54,375

                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        FOOD PRODUCTS--(CONTINUED)
        Doane Pet Care Co. (144A)
         10.625%, 11/15/15................... $    150,000 $     156,375
        Dole Foods Co.
         7.250%, 06/15/10....................      250,000       242,500
         8.750%, 07/15/13....................      125,000       128,750
        Hines Nurseries, Inc.
         10.250%, 10/01/11 (d)...............      200,000       196,000
        Kraft Foods, Inc.
         5.625%, 11/01/11....................    2,125,000     2,180,244
        Pilgrim's Pride Corp.
         9.250%, 11/15/13....................      150,000       160,125
        Pinnacle Foods Holding Corp.
         8.250%, 12/01/13....................      225,000       214,312
        Swift & Co.
         10.125%, 10/01/09...................      150,000       154,875
                                                           -------------
                                                               3,593,806
                                                           -------------

        FOREIGN GOVERNMENT--4.9%
        Federative Republic of Brazil
         5.250%, 04/15/12 (c)................    1,177,663     1,162,942
         8.000%, 01/15/18....................    2,282,000     2,458,855
         8.250%, 01/20/34....................      225,000       238,838
         8.750%, 02/04/25....................    1,450,000     1,602,250
        Government of Russia
         11.000%, 07/24/18...................    1,225,000     1,814,592
        Province of Quebec
         4.600%, 05/26/15....................    2,075,000     2,024,528
        Republic of Argentina
         Zero Coupon, 12/15/35 (e) (g).......    1,087,594        56,555
         Zero Coupon, 12/15/35 (ARS) (e) (g).    2,818,991        43,315
         5.830%, 12/31/33 (ARS)..............      993,982       384,947
         8.280%, 12/31/33....................      390,729       325,282
        Republic of Bulgaria
         8.250%, 01/15/15....................      175,000       211,566
        Republic of Columbia
         8.125%, 05/21/24....................      550,000       594,000
         10.000%, 01/23/12...................      225,000       267,750
         10.750%, 01/15/13...................      425,000       527,000
        Republic of Ecuador
         9.000%, 08/15/30 (c)................      425,000       382,500
        Republic of Panama
         7.250%, 03/15/15....................      375,000       399,000
         9.375%, 01/16/23....................      250,000       313,125
        Republic of Peru
         5.000%, 03/07/17 (c)................      548,000       516,135
         8.750%, 11/21/33....................      125,000       140,625
         9.125%, 02/21/12....................      200,000       228,500
        Republic of Philippines
         8.375%, 03/12/09....................      200,000       213,500
         8.875%, 03/17/15....................      300,000       331,875
         9.500%, 02/02/30....................      300,000       352,500
         9.875%, 01/15/19....................      425,000       504,156
         10.625%, 03/16/25...................      425,000       539,750

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-348

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ----------------------------------------------------------------

        FOREIGN GOVERNMENT--(CONTINUED)
        Republic of South Africa
         6.500%, 06/02/14.................... $    275,000 $     297,344
        Republic of Turkey
         7.375%, 02/05/25....................      325,000       335,562
         9.000%, 06/30/11....................      500,000       570,000
         11.500%, 01/23/12...................      250,000       317,188
         11.875%, 01/15/30...................      500,000       768,750
        Republic of Venezuela
         9.375%, 01/13/34....................      425,000       503,625
         10.750%, 09/19/13...................      750,000       922,500
        Ukraine Government International Bond
         6.875%, 03/04/11....................      175,000       180,784
        United Mexican States
         5.875%, 01/15/14....................    1,375,000     1,423,125
         6.375%, 01/16/13....................    1,325,000     1,407,812
         8.125%, 12/30/19....................    1,150,000     1,411,625
                                                           -------------
                                                              23,772,401
                                                           -------------

        GAS UTILITIES--0.1%
        Targa Resources, Inc. (144A)
         8.500%, 11/01/13....................      240,000       246,000
                                                           -------------

        HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
        Quest Diagnostics, Inc. (144A)
         5.450%, 11/01/15....................    1,650,000     1,662,344
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES--1.3%
        Ameripath, Inc.
         10.500%, 04/01/13...................      275,000       291,500
        Davita, Inc.
         7.250%, 03/15/15 (d)................      375,000       379,687
        Extendicare Health Services, Inc.
         9.500%, 07/01/10....................      225,000       238,781
        Genesis Healthcare Corp.
         8.000%, 10/15/13....................      275,000       289,438
        HCA, Inc.
         6.375%, 01/15/15 (d)................      275,000       277,979
        Humana, Inc.
         6.300%, 08/01/18....................    1,650,000     1,737,910
        IASIS Healthcare, LLC
         8.750%, 06/15/14....................      350,000       367,500
        Icon Health & Fitness, Inc.
         11.250%, 04/01/12 (d)...............      125,000       104,688
        Insight Health Services Corp. (144A)
         9.174%, 11/01/11 (c)................      150,000       145,125
        National Mentor, Inc.
         9.625%, 12/01/12....................      250,000       261,250
        Omnicare, Inc.
         6.875%, 12/15/15....................      200,000       203,000
        Psychiatric Solutions, Inc.
         7.750%, 07/15/15....................      200,000       206,500
         10.625%, 06/15/13 (d)...............      133,000       151,288
        Tenet Healthcare Corp.
         6.875%, 11/15/31....................      125,000       100,625
         7.375%, 02/01/13 (d)................      325,000       299,812
         9.875%, 07/01/14....................       50,000        50,625

                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
    Triad Hospitals, Inc.
     7.000%, 11/15/13............................ $    350,000 $     352,625
    Vanguard Health Holdings Co. II, LLC
     9.000%, 10/01/14............................      225,000       239,063
    Vanguard Health Holdings Co., LLC
     0/11.250%, 10/01/15 (e).....................      200,000       146,000
    Warner Chilcott Corp. (144A)
     8.750%, 02/01/15............................      250,000       230,000
                                                               -------------
                                                                   6,073,396
                                                               -------------

    HOTELS, RESTAURANTS & LEISURE--0.9%
    Caesars Entertainment, Inc.
     8.125%, 05/15/11 (d)........................       50,000        55,188
    Carrols Corp.
     9.000%, 01/15/13 (d)........................      250,000       243,125
    Chumash Casino & Resort Enterprises
     9.520%, 07/15/10............................       75,000        79,687
    Friendly Ice Cream Corp.
     8.375%, 06/15/12 (d)........................      125,000       111,250
    Gaylord Entertainment Co.
     6.750%, 11/15/14 (d)........................      225,000       220,500
    HMH Properties, Inc.
     7.875%, 08/01/08 (d)........................       31,000        31,349
    Inn of the Mountain Gods Resort
     12.000%, 11/15/10 (d).......................      325,000       321,750
    Isle of Capri Casinos, Inc.
     7.000%, 03/01/14............................      325,000       316,875
    Las Vegas Sands Corp.
     6.375%, 02/15/15............................      225,000       216,562
    MGM Mirage, Inc.
     6.750%, 09/01/12............................      575,000       582,906
    Mohegan Tribal Gaming Authority
     6.875%, 02/15/15............................      150,000       151,125
     7.125%, 08/15/14............................      125,000       127,969
    Park Place Entertainment Corp.
     9.375%, 02/15/07............................      225,000       234,281
    Penn National Gaming, Inc.
     6.875%, 12/01/11............................      100,000       101,000
    SBarro, Inc.
     11.000%, 09/15/09 (d).......................      275,000       273,625
    Six Flags, Inc.
     9.625%, 06/01/14............................      100,000        97,250
     9.750%, 04/15/13............................      100,000        98,125
    Starwood Hotels & Resorts Worldwide, Inc.
     7.875%, 05/01/12............................      350,000       385,875
    Station Casinos, Inc.
     6.875%, 03/01/16............................      300,000       306,750
    Turning Stone Casino Resort Enterprise (144A)
     9.125%, 12/15/10............................      250,000       257,500
                                                               -------------
                                                                   4,212,692
                                                               -------------

    HOUSEHOLD DURABLES--0.1%
    Sealy Mattress Co.
     8.250%, 06/15/14 (d)........................      225,000       231,750

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-349

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                               FACE
          SECURITY DESCRIPTION                AMOUNT       VALUE*
          -----------------------------------------------------------

          HOUSEHOLD DURABLES--(CONTINUED)
          Simmons Bedding Co.
           7.875%, 01/15/14 (d)........... $    175,000 $     161,875
          Tempur-Pedic, Inc.
           10.250%, 08/15/10 (d)..........      163,000       176,244
          Windmere-Durable Holdings, Inc.
           10.000%, 07/31/08 (d)..........       36,000        34,920
                                                        -------------
                                                              604,789
                                                        -------------

          HOUSEHOLD PRODUCTS--0.0%
          Home Interiors & Gifts, Inc.
           10.125%, 06/01/08..............      265,000       185,500
                                                        -------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
          Duke Energy Co.
           4.200%, 10/01/08...............    1,125,000     1,100,272
          Mirant North America, LLC (144A)
           7.375%, 12/31/13...............      275,000       278,094
                                                        -------------
                                                            1,378,366
                                                        -------------

          LEISURE EQUIPMENT & PRODUCTS--0.4%
          Boyd Gaming Corp.
           6.750%, 04/15/14 (d)...........      400,000       397,000
          Herbst Gaming, Inc.
           8.125%, 06/01/12...............      225,000       234,000
          Penn National Gaming, Inc.
           6.750%, 03/01/15...............      300,000       294,750
          Pinnacle Entertainment, Inc.
           8.750%, 10/01/13...............      375,000       399,375
          Riddell Bell Holdings, Inc.
           8.375%, 10/01/12...............      225,000       208,688
          Seneca Gaming Corp.
           7.250%, 05/01/12...............      225,000       226,406
                                                        -------------
                                                            1,760,219
                                                        -------------

          MACHINERY--0.3%
          Blount International, Inc.
           8.875%, 08/01/12...............      100,000       105,500
          Brand Services, Inc.
           12.000%, 10/15/12..............      125,000       131,250
          Case New Holland, Inc.
           9.250%, 08/01/11...............       25,000        26,750
          Dresser-Rand Group, Inc. (144A)
           7.375%, 11/01/14...............      294,000       302,820
          Hanover Compressor Co.
           Zero Coupon, 03/31/07..........      225,000       201,937
          NMHG Holding Co.
           10.000%, 05/15/09..............      100,000       106,500
          Sensus Metering Systems, Inc.
           8.625%, 12/15/13...............      250,000       221,250
          Terex Corp.
           7.375%, 01/15/14...............      147,000       145,530
           10.375%, 04/01/11 (d)..........      225,000       238,500
                                                        -------------
                                                            1,480,037
                                                        -------------

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT       VALUE*
    -----------------------------------------------------------------------

    MEDIA--2.1%
    AOL Time Warner, Inc.
     7.625%, 04/15/31........................... $  1,200,000 $   1,336,379
    Block Communications, Inc. (144A)
     8.250%, 12/15/15...........................      200,000       198,000
    Cablevision Systems Corp.
     8.716%, 04/01/09 (c).......................      350,000       353,500
    Cadmus Communications Corp.
     8.375%, 06/15/14...........................      250,000       256,875
    CanWest Media, Inc.
     8.000%, 09/15/12...........................      373,767       381,710
    CBD Media Holdings, LLC
     9.250%, 07/15/12 (d).......................      250,000       250,000
    CCH I Holdings, LLC (144A)
     0/11.750%, 05/15/14 (e)....................      275,000       152,625
     0/12.125%, 01/15/15 (e)....................       75,000        35,438
     10.000%, 05/15/14..........................       35,000        19,863
     11.000%, 10/01/15..........................      940,000       789,600
    Charter Communications Operating, LLC (144A)
     8.375%, 04/30/14...........................      250,000       248,750
    Cinemark, Inc.
     0/9.750%, 03/15/14 (e).....................      425,000       314,500
    CSC Holdings, Inc. (144A)
     7.000%, 04/15/12...........................      350,000       330,750
    Dex Media West, LLC
     0/9.000%, 11/15/13 (d) (e).................      375,000       298,125
     9.875%, 08/15/13...........................      244,000       270,840
    Dex Media, Inc.
     0/9.000%, 11/15/13 (d) (e).................       50,000        39,750
    DIRECTV Holdings, LLC
     6.375%, 06/15/15...........................      450,000       439,875
     8.375%, 03/15/13...........................      146,000       156,950
    EchoStar DBS Corp.
     6.625%, 10/01/14...........................      825,000       790,969
    Emmis Communications Corp.
     10.366%, 06/15/12 (c) (d)..................      125,000       125,469
    Houghton Mifflin Co.
     0/11.500%, 10/15/13 (e)....................      150,000       117,750
    Insight Midwest, L.P.
     10.500%, 11/01/10 (d)......................      250,000       262,812
    Interep National Radio Sales, Inc.
     10.000%, 07/01/08..........................      150,000       127,500
    Lodgenet Entertainment Corp.
     9.500%, 06/15/13...........................      250,000       271,875
    Loews Cineplex Entertainment Corp.
     9.000%, 08/01/14...........................       25,000        25,250
    Muzak, LLC
     9.875%, 03/15/09 (d).......................      150,000        82,687
     10.000%, 02/15/09..........................      100,000        87,250
    News America, Inc.
     5.300%, 12/15/14...........................      850,000       843,632
    R.H. Donnelley, Inc. (144A)
     10.875%, 12/15/12..........................      200,000       225,500
    Radio One, Inc.
     8.875%, 07/01/11...........................      200,000       211,000
    Rainbow National Services, LLC (144A)
     10.375%, 09/01/14..........................      175,000       196,000

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-350

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                      FACE
    SECURITY DESCRIPTION                             AMOUNT       VALUE*
    ------------------------------------------------------------------------

    MEDIA--(CONTINUED)
    Sinclair Broadcast Group, Inc.
     8.000%, 03/15/12............................ $    275,000 $     283,250
     8.750%, 12/15/11............................      100,000       105,250
    Vertis, Inc.
     9.750%, 04/01/09............................      250,000       259,062
    Young Broadcasting, Inc.
     10.000%, 03/01/11 (d).......................      250,000       234,062
                                                               -------------
                                                                  10,122,848
                                                               -------------

    METALS & MINING--0.1%
    Imco Recycling, Inc.
     10.375%, 10/15/10...........................      225,000       245,813
    Mueller Holdings, Inc.
     0/14.750%, 04/15/14 (e).....................      375,000       282,187
                                                               -------------
                                                                     528,000
                                                               -------------

    MULTI-UTILITIES--0.6%
    Calpine Corp. (144A)
     8.500%, 07/15/10 (b)........................      275,000       225,500
     8.750%, 07/15/13 (b)........................       40,000        32,800
    Calpine Generating Co., LLC
     13.216%, 04/01/11 (b).......................      200,000       203,000
    Dynegy Holdings, Inc.
     7.125%, 05/15/18............................      250,000       222,500
     7.625%, 10/15/26............................      575,000       511,750
    Dynegy Holdings, Inc. (144A)
     9.875%, 07/15/10............................       50,000        54,813
    NRG Energy, Inc.
     8.000%, 12/15/13............................      586,000       653,390
    The AES Corp.
     7.750%, 03/01/14 (d)........................      200,000       209,750
     8.875%, 02/15/11 (d)........................       75,000        81,094
     9.375%, 09/15/10 (d)........................      375,000       409,687
     9.500%, 06/01/09 (d)........................       75,000        81,000
                                                               -------------
                                                                   2,685,284
                                                               -------------

    MUTUAL FUNDS--1.5%
    Targeted Return Index Securities Trust (144A)
     7.562%, 06/15/15 (c)........................    7,178,049     7,375,445
                                                               -------------

    OFFICE ELECTRONICS--0.2%
    IKON Office Solutions, Inc. (144A)
     7.750%, 09/15/15............................      150,000       146,250
    Interface, Inc.
     7.300%, 04/01/08............................      150,000       151,500
    Sungard Data Systems, Inc. (144A)
     9.125%, 08/15/13............................      100,000       103,500
    Xerox Capital Trust I
     8.000%, 02/01/27............................      525,000       540,750
                                                               -------------
                                                                     942,000
                                                               -------------

    OIL, GAS & CONSUMABLE FUELS--1.6%
    Chaparral Energy, Inc. (144A)
     8.500%, 12/01/15............................      350,000       362,250

                                                 FACE
         SECURITY DESCRIPTION                   AMOUNT       VALUE*
         --------------------------------------------------------------

         OIL, GAS & CONSUMABLE FUELS--(CONTINUED)
         Chesapeake Energy Corp.
          6.375%, 06/15/15.................. $    425,000 $     425,000
         Chesapeake Energy Corp. (144A)
          6.875%, 11/15/20..................      325,000       329,062
         El Paso Energy Corp.
          7.750%, 01/15/32 (d)..............      575,000       576,437
          7.800%, 08/01/31..................       75,000        74,813
          7.875%, 06/15/12 (d)..............      200,000       206,000
         Entergy Gulf Systems, Inc.
          6.200%, 07/01/33..................      750,000       722,241
         Exco Resources, Inc.
          7.250%, 01/15/11..................      375,000       380,625
         Forest Oil Corp.
          8.000%, 12/15/11..................      325,000       355,062
         Houston Exploration Co.
          7.000%, 06/15/13..................      200,000       192,000
         Kerr-McGee Corp.
          7.000%, 11/01/11 (d)..............      625,000       625,000
         Magnum Hunter Resources, Inc.
          9.600%, 03/15/12..................      260,000       282,100
         Massey Energy Co.
          6.625%, 11/15/10..................      200,000       203,250
         Massey Energy Co. (144A)
          6.875%, 12/15/13..................       75,000        75,656
         Plains Exploration & Production Co.
          7.125%, 06/15/14 (d)..............      250,000       258,750
         Pogo Producing Co. (144A)
          6.875%, 10/01/17..................      200,000       195,000
         Stone Energy Corp.
          8.250%, 12/15/11 (d)..............      275,000       283,938
         Swift Energy Co.
          7.625%, 07/15/11..................      350,000       357,000
         Valero Energy Corp.
          4.750%, 06/15/13..................    1,535,000     1,489,888
         Vintage Petroleum, Inc.
          7.875%, 05/15/11..................      125,000       130,625
         Whiting Petroleum Corp.
          7.250%, 05/01/13 (d)..............      175,000       177,188
         Whiting Petroleum Corp. (144A)
          7.000%, 02/01/14..................      200,000       200,500
                                                          -------------
                                                              7,902,385
                                                          -------------

         PAPER & FOREST PRODUCTS--0.2%
         Appleton Papers, Inc.
          9.750%, 06/15/14 (d)..............      150,000       140,250
         Boise Cascade, LLC
          7.125%, 10/15/14..................      300,000       279,750
         Bowater, Inc.
          6.500%, 06/15/13 (d)..............       25,000        22,375
         Buckeye Technologies, Inc.
          8.000%, 10/15/10 (d)..............       75,000        71,250
          8.500%, 10/01/13..................      150,000       150,000
          9.250%, 09/15/08 (d)..............      130,000       130,000
         Newark Group, Inc.
          9.750%, 03/15/14..................      250,000       220,000
                                                          -------------
                                                              1,013,625
                                                          -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-351

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                       FACE
  SECURITY DESCRIPTION                                AMOUNT       VALUE*
  ---------------------------------------------------------------------------

  PERSONAL PRODUCTS--0.1%
  del Laboratories, Inc.
   8.000%, 02/01/12 (d)........................... $    200,000 $     158,000
  General Nutrition Centers, Inc.
   8.500%, 12/01/10...............................      225,000       193,500
  Jafra Cosmetics International, Inc.
   10.750%, 05/15/11..............................      147,000       160,965
  Playtex Products, Inc.
   9.375%, 06/01/11...............................      125,000       130,938
                                                                -------------
                                                                      643,403
                                                                -------------

  PHARMACEUTICALS--0.5%
  Valeant Pharmaceuticals International
   7.000%, 12/15/11...............................      400,000       393,000
  Wyeth
   5.500%, 03/15/13...............................    1,975,000     2,002,192
                                                                -------------
                                                                    2,395,192
                                                                -------------

  REAL ESTATE--0.9%
  Boston Properties, L.P. (REIT)
   6.250%, 01/15/13...............................      850,000       891,694
  ERP Operating, L.P.
   5.250%, 09/15/14...............................      600,000       597,245
  Felcor Lodging, L.P. (REIT)
   9.000%, 06/01/11 (d)...........................      225,000       246,375
  Host Marriot, L.P. (REIT)
   6.375%, 03/15/15 (d)...........................      350,000       349,125
   9.500%, 01/15/07...............................      100,000       103,500
  iStar Financial, Inc. (REIT)
   5.150%, 03/01/12...............................    1,475,000     1,428,468
  Meristar Hospitality Operating Partnership, L.P.
   (REIT)
   9.125%, 01/15/11...............................      200,000       218,000
   10.500%, 06/15/09..............................       75,000        79,031
  OMEGA Healthcare Investors, Inc. (REIT) (144A)
   7.000%, 01/15/16...............................      400,000       396,500
                                                                -------------
                                                                    4,309,938
                                                                -------------

  ROAD & RAIL--0.3%
  Hertz Corp. (144A)
   8.875%, 01/01/14...............................      100,000       101,875
  Union Pacific Corp.
   3.625%, 06/01/10 (d)...........................    1,325,000     1,249,831
                                                                -------------
                                                                    1,351,706
                                                                -------------

  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-- 0.1%
  Amkor Technologies, Inc.
   7.125%, 03/15/11...............................       50,000        44,000
   7.750%, 05/15/13...............................       97,000        84,390
   9.250%, 02/15/08...............................      275,000       266,750
   10.500%, 05/01/09 (d)..........................      175,000       161,000
                                                                -------------
                                                                      556,140
                                                                -------------

                                               FACE
          SECURITY DESCRIPTION                AMOUNT       VALUE*
          -----------------------------------------------------------

          SPECIALTY RETAIL--0.4%
          Finlay Fine Jewelry Corp.
           8.375%, 06/01/12 (d)........... $    125,000 $     112,500
          Leslie's Poolmart, Inc.
           7.750%, 02/01/13...............      150,000       150,375
          NEBCO Evans Holdings Co.
           12.375%, 07/15/07 (a) (b)......      350,000             0
          Neiman Marcus Group, Inc. (144A)
           10.375%, 10/15/15..............      125,000       127,031
          PETCO Animal Supplies, Inc.
           10.750%, 11/01/11..............      125,000       135,313
          The Limited, Inc.
           6.950%, 03/01/33 (d)...........    1,225,000     1,239,858
                                                        -------------
                                                            1,765,077
                                                        -------------

          TEXTILES, APPAREL & LUXURY GOODS--0.1%
          Levi Strauss & Co.
           8.804%, 04/01/12 (c)...........       50,000        50,375
           9.750%, 01/15/15 (d)...........      250,000       260,000
           12.250%, 12/15/12..............       50,000        55,750
          Oxford Industries, Inc.
           8.875%, 06/01/11...............      150,000       152,813
                                                        -------------
                                                              518,938
                                                        -------------

          THRIFTS & MORTGAGE FINANCE--0.5%
          Countrywide Funding Corp.
           4.000%, 03/22/11 (d)...........    2,575,000     2,422,915
                                                        -------------

          TRADING COMPANIES & DISTRIBUTORS--0.0%
          Holt Group, Inc.
           9.750%, 01/15/06 (a) (b).......      200,000             0
                                                        -------------

          U.S. TREASURY--17.6%
          United States Treasury Bonds
           5.250%, 11/15/28 (d)...........    2,000,000     2,181,406
           5.375%, 02/15/31 (d)...........      125,000       140,410
           5.500%, 08/15/28 (d)...........      910,000     1,023,217
           6.125%, 11/15/27...............      200,000       241,344
           6.125%, 08/15/29 (d)...........    1,000,000     1,218,086
          United States Treasury Notes
           3.625%, 01/15/10 (d)...........    4,800,000     4,668,374
           4.000%, 03/15/10 (d)...........    3,500,000     3,449,824
           4.000%, 04/15/10 (d)...........   32,100,000    31,633,555
           4.125%, 08/15/10 (d)...........    6,000,000     5,940,936
           4.125%, 05/15/15 (d)...........    5,000,000     4,890,430
           4.250%, 11/15/14 (d)...........    2,330,000     2,302,876
           4.250%, 08/15/15 (d)...........   20,000,000    19,741,400
           5.000%, 02/15/11 (d)...........    8,000,000     8,239,688
                                                        -------------
                                                           85,671,546
                                                        -------------

          WIRELESS TELECOMMUNICATION SERVICES--0.8%
          American Tower Corp.
           7.500%, 05/01/12 (d)...........      150,000       156,750
          American Tower Escrow Corp.
           Zero Coupon, 08/01/08..........       80,000        62,600

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-352

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--(CONTINUED)


                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       WIRELESS TELECOMMUNICATION SERVICES--(CONTINUED)
       AT&T Wireless Services, Inc.
        8.750%, 03/01/31..................... $  1,100,000 $   1,457,300
       Centennial Communications Corp.
        8.125%, 02/01/14.....................      100,000       101,500
        10.125%, 06/15/13....................      250,000       271,875
       Centennial Communications Corp. (144A)
        10.000%, 01/01/13....................      175,000       176,750
       iPCS, Inc.
        11.500%, 05/01/12....................      225,000       258,188
       Nextel Communications, Inc.
        6.875%, 10/31/13.....................      250,000       260,803
        7.375%, 08/01/15 (d).................      800,000       844,254
       UbiquiTel Operating Co.
        9.875%, 03/01/11.....................      225,000       249,188
                                                           -------------
                                                               3,839,208
                                                           -------------

       YANKEE--2.6%
       Abitibi-Consolidated Co. of Canada
        8.375%, 04/01/15 (d).................      200,000       191,500
       Abitibi-Consolidated, Inc.
        7.750%, 06/15/11.....................      225,000       214,313
        8.550%, 08/01/10 (d).................      175,000       177,188
       Bowater Canada Finance Corp.
        7.950%, 11/15/11.....................      175,000       169,750
       Corporacion Andina de Fomento
        6.875%, 03/15/12 (d).................    1,500,000     1,631,787
       EnCana Holdings Finance Corp.
        5.800%, 05/01/14.....................    1,650,000     1,719,901
       Gaz Capital for Gazprom (144A)
        8.625%, 04/28/34.....................      800,000     1,012,000
       JSG Funding, Plc.
        9.625%, 10/01/12.....................      250,000       250,000
       Kerzner International, Ltd. (144A)
        6.750%, 10/01/15.....................      300,000       291,750
       Lombardy Region
        5.804%, 10/25/32.....................      875,000       943,444
       Norske Skof Canada, Ltd.
        8.625%, 06/15/11 (d).................      200,000       191,000
       Nova Chemicals Corp.
        6.500%, 01/15/12 (d).................      275,000       266,406
       Novelis, Inc. (144A)
        7.250%, 02/15/15.....................      425,000       396,312
       Rhodia S.A.
        7.625%, 06/01/10 (d).................      275,000       276,375
        8.875%, 06/01/11.....................       50,000        51,250
       Smurfit Capital
        7.500%, 11/20/25.....................      275,000       242,000
       Telecom Italia Capital, S.A.
        5.250%, 10/01/15.....................    1,675,000     1,629,951
       The Jean Coutu Group, Inc.
        8.500%, 08/01/14 (d).................      350,000       320,250
       Tyco International Group S.A.
        6.125%, 11/01/08.....................    1,625,000     1,658,759

                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       YANKEE--(CONTINUED)
       United Utilities, Plc.
        4.550%, 06/19/18..................... $    815,000 $     742,663
       Videotron Ltee (144A)
        6.375%, 12/15/15.....................      250,000       248,437
       Yell Finance BV
        0/13.500%, 08/01/11 (d) (e)..........       49,000        50,348
                                                           -------------
                                                              12,675,384
                                                           -------------
       Total Fixed Income
        (Identified Cost $456,602,950).......                454,997,323
                                                           -------------

       COMMON STOCK--0.3%
       SECURITY DESCRIPTION                      SHARES       VALUE*
       -----------------------------------------------------------------

       CHEMICALS--0.0%
       Applied Extrusion Technologies, Inc.
        (Class B) (i)........................        2,164        17,312
                                                           -------------

       COMMERCIAL SERVICES & SUPPLIES--0.0%
       Continental AFA Dispensing Co. (i) (j)        8,621        47,415
                                                           -------------

       DIVERSIFIED FINANCIAL SERVICES--0.0%
       ContiFinancial Corp. (Liquidating Unit
        Trust) (i) (j).......................      229,692         2,828
                                                           -------------

       DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
       Liberty Global, Inc. (Series A) (i)...        7,929       178,403
       NTL, Inc. (i).........................        7,093       482,891
       Telewest Global, Inc. (i).............        9,846       234,532
                                                           -------------
                                                                 895,826
                                                           -------------

       MEDIA--0.0%
       Liberty Global, Inc. (Series C) (i)...        7,929       168,095
                                                           -------------

       WIRELESS TELECOMMUNICATION SERVICES--0.1%
       American Tower Corp. (Class A) (i)....       16,602       449,914
                                                           -------------
       Total Common Stock
        (Identified Cost $1,276,388).........                  1,581,390
                                                           -------------

       PREFERRED STOCK--0.1%
       -----------------------------------------------------------------

       DIVERSIFIED FINANCIAL SERVICES--0.0%
       TCR Holdings (Class B) (i)............          840             1
       TCR Holdings (Class C) (a) (i)........          462             0
       TCR Holdings (Class D) (i)............        1,219             1
       TCR Holdings (Class E) (i)............        2,521             3
                                                           -------------
                                                                       5
                                                           -------------

       WIRELESS TELECOMMUNICATION SERVICES--0.1%
       Alamosa Holdings, Inc.................          374       512,801
                                                           -------------
       Total Preferred Stock
        (Identified Cost $110,256)...........                    512,806
                                                           -------------

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-353

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

ESCROW SHARES--0.0%


    SECURITY DESCRIPTION                               SHARES      VALUE*
    ------------------------------------------------------------------------

    FOOD PRODUCTS--0.0%
    Vlasic Foods, Inc. (Escrow Receipt) (f).........     105,922 $     2,118
                                                                 -----------
    Total Escrow Shares
     (Identified Cost $0)...........................                   2,118
                                                                 -----------

    WARRANTS--0.0%
    ------------------------------------------------------------------------

    COMMUNICATIONS EQUIPMENT--0.0%
    American Tower Corp. (144A) (i).................          80      30,621
                                                                 -----------

    WIRELESS TELECOMMUNICATION SERVICES--0.0%
    Leap Wireless International, Inc. (144A) (a) (i)         125           0
                                                                 -----------

    YANKEE--0.0%
    Republic of Venezuela (h) (i)...................       3,750     108,750
    United Mexican States (i).......................       5,000      20,000
                                                                 -----------
                                                                     128,750
                                                                 -----------
    Total Warrants
     (Identified Cost $58,010)......................                 159,371
                                                                 -----------

    SHORT TERM INVESTMENTS--43.4%
                                                        FACE
    SECURITY DESCRIPTION                               AMOUNT      VALUE*
    ------------------------------------------------------------------------

    COMMERCIAL PAPER--13.4%
    Beethoven Funding Corp.
     4.330%, 01/11/06............................... $13,045,000  13,029,310
    Belmont Funding, LLC
     4.330%, 01/12/06...............................  13,100,000  13,082,668
    Berkeley Square Finance, LLC
     4.330%, 01/11/06...............................  12,675,000  12,659,755
    DaimlerChrysler North America Holdings Corp.
     4.450%, 01/11/06...............................   6,592,000   6,583,852
    Four Winds Funding Corp.
     4.380%, 01/12/06...............................   6,575,000   6,566,200
    Mica Funding, LLC
     4.330%, 01/12/06...............................  13,100,000  13,082,668
                                                                 -----------
                                                                  65,004,453
                                                                 -----------

    REPURCHASE AGREEMENT--28.0%
    Goldman Sachs Repurchase Agreement dated
     12/30/05 at 4.260% to be repurchased at
     $75,035,500 on 01/03/06, collateralized by
     $77,575,000 Federal Home Loan Mortgage
     Corp. 4.110% due 02/16/10 with a value of
     $76,508,344....................................  75,000,000  75,000,000

                                                     FACE
    SECURITY DESCRIPTION                            AMOUNT        VALUE*
    ------------------------------------------------------------------------
    Greenwich Capital Repurchase Agreement
     dated 12/30/05 at 4.250% to be
     repurchased at $57,701,235 on 01/03/06,
     collateralized by $59,075,000 Federal
     National Mortgage Association Zero Coupon
     Discount Note due 02/03/06 with a value of
     $58,820,210................................. $57,674,000 $  57,674,000
    State Street Corp. Repurchase Agreement dated
     12/30/05 at 3.050% to be repurchased at
     $3,406,154 on 01/03/06, collateralized by
     $3,445,000 U.S. Treasury Note 3.875% due
     07/31/07 with a value of $3,473,225.........   3,405,000     3,405,000
                                                              -------------
                                                                136,079,000
                                                              -------------

    U.S. TREASURY--2.0%
    United States Treasury Bills
     3.520%, 01/12/06 (d)........................   2,000,000     1,997,849
     3.525%, 01/12/06 (d)........................   2,000,000     1,997,846
     3.545%, 01/12/06 (d)........................   4,000,000     3,995,667
     3.550%, 01/12/06 (d)........................   2,000,000     1,997,830
                                                              -------------
                                                                  9,989,192
                                                              -------------
    Total Short Term Investments
     (Amortized Cost $211,072,645)...............               211,072,645
                                                              -------------
    Total Investments--137.4%
     (Identified Cost $669,120,249) (k)..........               668,325,653
    Liabilities in excess of other assets........              (181,949,209)
                                                              -------------
    TOTAL NET ASSETS--100%.......................             $ 486,376,444
                                                              =============

(a)  ZERO VALUED SECURITY.
(b)  NON-INCOME PRODUCING; DEFAULTED BOND.
(c)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(d) A PORTION OR ALL OF THE SECURITY WAS HELD ON LOAN. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF SECURITIES LOANED WAS $108,569,936 AND THE COLLATERAL RECEIVED CONSISTED OF CASH IN THE AMOUNT OF $110,833,511.
(e) STEP BOND: COUPON RATE IS SET FOR AN INITIAL PERIOD AND THEN INCREASED TO A HIGHER COUPON RATE AT A SPECIFIED DATE.
(f) ESCROW RECEIPT IS A CERTIFICATE WHICH GUARANTEES THAT THE SECURITIES UNDERLYING AN OPTION CONTRACT ARE ON DEPOSIT AND WILL BE DELIVERED IN THE EVENT THAT THE OPTION IS EXERCISED.
(g) INTEREST ONLY CERTIFICATE. THIS SECURITY RECEIVES MONTHLY INTEREST PAYMENTS BUT IS NOT ENTITLED TO PRINCIPAL PAYMENTS.
(h) SECURITY WAS VALUED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY THE BOARD OF DIRECTORS.
(i)  NON-INCOME PRODUCING.
(j) NON-INCOME PRODUCING; ISSUER FILED UNDER CHAPTER 11 OF THE FEDERAL BANKRUPTCY CODE.
(k) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $669,831,685 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $6,319,192 AND ($7,825,224), RESPECTIVELY.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-354

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005


(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $29,706,182, WHICH IS 6.1% OF TOTAL NET ASSETS.
(REIT)--A REAL ESTATE INVESTMENT TRUST IS A POOLED INVESTMENT VEHICLE THAT INVESTS PRIMARILY IN INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR INTEREST.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
(ARS)--ARGENTINE PESO
FUTURES CONTRACTS

                                                                                             UNREALIZED
                                                    NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG              EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    DEPRECIATION
----------------------              --------------- --------- ------------  --------------- -------------
U.S. Treasury Notes 10 Year Futures    3/22/2006       167    $ 18,121,434   $ 18,270,844     $149,410

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 2 Year Futures.    3/31/2006      (107)    (21,927,909)   (21,955,062)     (27,153)
U.S. Treasury Notes 5 Year Futures.    3/22/2006        (7)       (740,825)      (744,406)      (3,581)
                                                                                              --------
Net Unrealized Appreciation................................................................   $118,676
                                                                                              ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-355

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

      ASSETS
        Investments at value..................              $532,246,653
        Investments in repurchase agreements..               136,079,000
        Cash..................................                       976
        Foreign cash at value.................                         3
        Collateral for securities loaned......               110,833,511
        Receivable for:
         Securities sold......................                     1,400
         Fund shares sold.....................                 1,324,560
         Accrued interest and dividends.......                 4,490,478
                                                            ------------
          Total Assets........................               784,976,581
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    744,905
         Securities purchased.................  186,588,712
         Futures variation margin.............       20,015
         Return of collateral for securities
          loaned..............................  110,833,511
        Accrued expenses:
         Management fees......................      262,400
         Service and distribution fees........       43,661
         Deferred directors' fees.............       15,670
         Other expenses.......................       91,263
                                               ------------
          Total Liabilities...................               298,600,137
                                                            ------------
      NET ASSETS..............................              $486,376,444
                                                            ============
        Net assets consists of:
         Capital paid in......................              $465,683,874
         Undistributed net investment income..                19,019,295
         Accumulated net realized gains.......                 2,349,472
         Unrealized depreciation on
          investments, futures contracts and
          foreign currency....................                  (676,197)
                                                            ------------
      NET ASSETS..............................              $486,376,444
                                                            ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($213,905,500 divided by
       16,821,424 shares outstanding).........              $      12.72
                                                            ============
      CLASS B
      Net asset value and redemption price per
       share ($120,589,660 divided by
       9,526,792 shares outstanding)..........              $      12.66
                                                            ============
      CLASS E
      Net asset value and redemption price per
       share ($151,881,284 divided by
       11,981,131 shares outstanding).........              $      12.68
                                                            ============
      Identified cost of investments..........              $669,120,249
                                                            ============
      Identified cost of foreign cash.........              $          3
                                                            ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2005

   INVESTMENT INCOME
     Dividends...............................               $     34,845
     Interest................................                 19,672,420 (a)
                                                            ------------
                                                              19,707,265
   EXPENSES
     Management fees......................... $  2,634,095
     Service and distribution fees--Class B..      184,413
     Service and distribution fees--Class E..      222,614
     Directors' fees and expenses............       22,695
     Custodian...............................      228,323
     Audit and tax services..................       21,768
     Legal...................................       10,657
     Printing................................      101,675
     Insurance...............................        7,075
     Miscellaneous...........................        5,748
                                              ------------
     Total expenses..........................                  3,439,063
                                                            ------------
   NET INVESTMENT INCOME.....................                 16,268,202
                                                            ------------
   REALIZED AND UNREALIZED LOSS
   Realized gain on:
     Investments--net........................    3,663,014
     Futures contracts--net..................      747,167
     Foreign currency transactions--net......    1,302,224     5,712,405
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  (11,079,142)
     Futures contracts--net..................     (107,605)
     Foreign currency transactions--net......      337,088   (10,849,659)
                                              ------------  ------------
   Net loss..................................                 (5,137,254)
                                                            ------------
   NET INCREASE IN NET ASSETS FROM
    OPERATIONS...............................               $ 11,130,948
                                                            ============

(a)INCLUDES INCOME ON SECURITIES LOANED OF $51,891.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-356

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 16,268,202  $ 11,167,311
  Net realized gain......................................    5,712,405     7,054,719
  Unrealized appreciation (depreciation).................  (10,849,659)    1,515,000
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................   11,130,948    19,737,030
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (5,423,779)   (4,722,566)
    Class B..............................................   (1,713,034)      (18,942)
    Class E..............................................   (4,417,235)   (3,832,724)
                                                          ------------  ------------
                                                           (11,554,048)   (8,574,232)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (3,345,753)            0
    Class B..............................................   (1,124,453)            0
    Class E..............................................   (2,870,082)            0
                                                          ------------  ------------
                                                            (7,340,288)            0
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (18,894,336)   (8,574,232)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  148,976,048    84,158,016
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  141,212,660    95,320,814

NET ASSETS
  Beginning of the period................................  345,163,784   249,842,970
                                                          ------------  ------------
  End of the period...................................... $486,376,444  $345,163,784
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 19,019,295  $ 11,956,037
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................  7,365,345  $ 93,430,873   3,067,925  $ 38,773,578
  Reinvestments....................................    708,363     8,769,532     384,887     4,722,566
  Redemptions...................................... (3,847,414)  (48,916,740) (3,034,308)  (38,149,788)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  4,226,294  $ 53,283,665     418,504  $  5,346,356
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  7,228,893  $ 91,416,951   3,102,534  $ 38,776,362
  Reinvestments....................................    229,942     2,837,487       1,545        18,942
  Redemptions......................................   (730,461)   (9,224,205)   (326,958)   (4,063,471)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  6,728,374  $ 85,030,233   2,777,121  $ 34,731,833
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  2,115,532  $ 26,862,474   5,689,453  $ 71,523,828
  Reinvestments....................................    590,066     7,287,317     312,875     3,832,724
  Redemptions...................................... (1,850,232)  (23,487,641) (2,508,165)  (31,276,725)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................    855,366  $ 10,662,150   3,494,163  $ 44,079,827
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions. 11,810,034  $148,976,048   6,689,788  $ 84,158,016
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-357

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.04  $  12.61  $  11.44  $  11.20  $  11.42
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.36      0.46      0.51      0.69      0.70
  Net realized and unrealized gain (loss) of investments.    (0.01)     0.35      0.92      0.35      0.04
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.35      0.81      1.43      1.04      0.74
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)    (0.38)    (0.26)    (0.80)    (0.96)
  Distributions from net realized capital gains..........    (0.26)     0.00      0.00      0.00      0.00
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.67)    (0.38)    (0.26)    (0.80)    (0.96)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  12.72  $  13.04  $  12.61  $  11.44  $  11.20
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      2.8       6.6      12.6       9.6       6.6
Ratio of operating expenses to average net assets (%)....     0.75      0.77      0.81      0.85      0.84
Ratio of net investment income to average net assets (%).     4.11      3.79      4.66      6.25      6.44
Portfolio turnover rate (%)..............................      507       393       329       239       248
Net assets, end of period (000).......................... $213,906  $164,213  $153,549  $122,023  $109,448

                                                                            CLASS B
                                                          -----------------------------------------
                                                                                     JULY 30, 2002/(A)/
                                                           YEAR ENDED DECEMBER 31,        THROUGH
                                                          -------------------------    DECEMBER 31,
                                                            2005      2004    2003         2002
                                                          --------  -------  ------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  12.99  $ 12.58  $11.41       $10.43
                                                          --------  -------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.40     0.39    0.23         0.14
  Net realized and unrealized gain (loss) of investments.    (0.08)    0.38    1.19         0.84
                                                          --------  -------  ------       ------
  Total from investment operations.......................     0.32     0.77    1.42         0.98
                                                          --------  -------  ------       ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.39)   (0.36)  (0.25)        0.00
  Distributions from net realized capital gains..........    (0.26)    0.00    0.00         0.00
                                                          --------  -------  ------       ------
  Total distributions....................................    (0.65)   (0.36)  (0.25)        0.00
                                                          --------  -------  ------       ------
NET ASSET VALUE, END OF PERIOD........................... $  12.66  $ 12.99  $12.58       $11.41
                                                          ========  =======  ======       ======
TOTAL RETURN (%).........................................      2.6      6.3    12.6          9.4(b)
Ratio of operating expenses to average net assets (%)....     1.00     1.02    1.06         1.10(c)
Ratio of net investment income to average net assets (%).     3.92     3.66    3.95         5.66(c)
Portfolio turnover rate (%)..............................      507      393     329          239
Net assets, end of period (000).......................... $120,590  $36,346  $  268       $    2

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-358

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                 CLASS E
                                                          --------------------------------------------------
                                                                                                MAY 1, 2001/(A)/
                                                                 YEAR ENDED DECEMBER 31,            THROUGH
                                                          ------------------------------------   DECEMBER 31,
                                                            2005      2004      2003     2002        2001
                                                          --------  --------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  13.00  $  12.58  $ 11.42  $ 11.20      $10.80
                                                          --------  --------  -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.50      0.38     0.42     0.73        0.10
  Net realized and unrealized gain (loss) of investments.    (0.17)     0.41     0.99     0.29        0.30
                                                          --------  --------  -------  -------      ------
  Total from investment operations.......................     0.33      0.79     1.41     1.02        0.40
                                                          --------  --------  -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.39)    (0.37)   (0.25)   (0.80)       0.00
  Distributions from net realized capital gains..........    (0.26)     0.00     0.00     0.00        0.00
                                                          --------  --------  -------  -------      ------
  Total distributions....................................    (0.65)    (0.37)   (0.25)   (0.80)       0.00
                                                          --------  --------  -------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  12.68  $  13.00  $ 12.58  $ 11.42      $11.20
                                                          ========  ========  =======  =======      ======
TOTAL RETURN (%).........................................      2.7       6.5     12.5      9.4         3.7(b)
Ratio of operating expenses to average net assets (%)....     0.90      0.92     0.96     1.00        0.99(c)
Ratio of net investment income to average net assets (%).     3.95      3.64     4.34     6.03        5.50(c)
Portfolio turnover rate (%)..............................      507       393      329      239         248
Net assets, end of period (000).......................... $151,881  $144,605  $96,026  $26,060      $2,476

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-359

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

FIXED INCOME--91.2% OF TOTAL NET ASSETS


                                                  FACE
        SECURITY DESCRIPTION                     AMOUNT       VALUE*
        ---------------------------------------------------------------

        FEDERAL AGENCIES--73.0%
        Federal Home Loan Bank
         5.800%, 09/02/08.................... $  1,000,000 $  1,025,080
        Federal Home Loan Mortgage Corp.
         4.500%, 04/15/32....................      182,747      166,171
         5.000%, TBA.........................   87,000,000   84,199,644
         5.500%, 01/15/23 (a)................    6,708,206      259,662
         5.500%, TBA.........................   50,000,000   49,531,250
         6.000%, 10/01/10....................          430          438
         6.000%, 10/01/28....................      126,526      127,975
         6.000%, 11/01/28....................      150,935      152,937
         6.000%, TBA.........................   27,900,000   28,170,295
         6.500%, 08/01/13....................       29,977       30,723
         6.500%, 03/01/26....................        2,173        2,236
         6.500%, 07/01/26....................       54,412       56,009
         7.000%, 07/01/11....................       10,631       11,033
         7.500%, 05/01/07....................        2,810        2,866
         8.000%, 12/01/19....................       15,931       16,966
         8.000%, 07/01/20....................       52,664       56,025
         8.250%, 04/01/17....................        2,135        2,283
         9.000%, 10/01/17....................       12,939       13,498
        Federal National Mortgage Association
         4.819%, 01/25/43 (b)................    1,858,740    1,886,466
         5.000%, TBA.........................  113,325,000  109,783,594
         5.500%, 04/01/35....................    4,761,197    4,715,569
         5.500%, TBA.........................  133,000,000  132,068,450
         5.827%, 02/17/09 (b)................    2,000,000    1,947,100
         6.000%, TBA.........................   62,000,000   62,622,784
         6.500%, 06/01/08....................       10,054       10,322
         6.500%, 12/01/10....................        5,026        5,168
         6.500%, 04/01/13....................       89,238       91,673
         6.500%, 07/01/13....................       51,877       53,292
         6.500%, 06/01/17....................      715,979      735,620
         6.500%, 03/01/26....................       10,401       10,718
         6.500%, 04/01/29....................      317,565      326,666
         6.500%, TBA.........................   32,000,000   32,820,000
         6.527%, 05/25/30 (b)................      595,826      614,515
         7.000%, 12/01/14....................       47,429       49,297
         7.000%, 07/01/15....................        7,343        7,559
         7.000%, 11/01/23....................        5,732        5,992
         7.000%, 02/01/28....................       30,479       31,795
         7.000%, 10/01/28....................      135,356      141,100
         7.000%, 11/01/28....................       15,444       16,099
         7.000%, 02/01/29....................       50,520       52,796
         7.000%, 01/01/30....................       14,032       14,656
         7.000%, 01/01/34....................    1,400,854    1,461,643
         7.500%, 11/01/30....................       53,116       55,667
         7.500%, 01/01/31....................       23,716       24,855
         8.000%, 05/01/28....................       13,212       14,122
         8.000%, 07/01/30....................        1,853        1,980
         8.000%, 08/01/30....................       25,571       27,315
         8.000%, 10/01/30....................       21,820       23,308
         8.000%, 02/01/31....................      672,920      719,338
         8.000%, 08/01/31....................        5,097        5,444
         8.000%, 07/01/32....................        2,989        3,192
         11.500%, 09/01/19...................        1,047        1,147
         12.000%, 10/01/15...................       47,265       53,929

                                                    FACE
       SECURITY DESCRIPTION                        AMOUNT       VALUE*
       ------------------------------------------------------------------

       FEDERAL AGENCIES--(CONTINUED)
        12.000%, 01/15/16...................... $      3,670 $      4,148
        12.500%, 09/20/15......................        4,862        5,379
        12.500%, 01/15/16......................       41,611       46,037
        62.090%, 12/28/28 (a) (b)..............           43           43
       Government National Mortgage Association
        6.500%, 08/15/34.......................    1,074,536    1,121,719
        7.500%, 01/15/29.......................       26,626       28,069
        7.500%, 09/15/29.......................       24,051       25,308
        7.500%, 02/15/30.......................       28,193       29,725
        7.500%, 04/15/30.......................       31,592       33,308
        7.500%, 05/15/30.......................       14,105       14,837
        7.500%, 09/15/30.......................       32,411       34,171
        8.500%, 06/15/25.......................      210,879      229,627
        9.000%, 12/15/16.......................       32,759       35,460
                                                             ------------
                                                              515,836,093
                                                             ------------

       U.S. TREASURY--18.2%
       United States Treasury Notes
        2.875%, 11/30/06.......................   15,000,000   14,791,995
        3.375%, 11/15/08.......................   16,500,000   16,057,206
        3.375%, 10/15/09.......................    5,000,000    4,828,320
        4.000%, 04/15/10.......................   50,000,000   49,273,450
        4.250%, 08/15/15.......................   30,000,000   29,612,100
        4.500%, 11/15/15.......................   14,000,000   14,114,842
                                                             ------------
                                                              128,677,913
                                                             ------------
       Total Fixed Income
        (Identified Cost $642,906,555).........               644,514,006
                                                             ------------

       SHORT TERM INVESTMENTS--78.9%
       ------------------------------------------------------------------

       DISCOUNT NOTES--32.6%
       Federal Farm Credit Bank
        3.400%, 01/03/06.......................   50,000,000   49,990,555
        3.520%, 01/05/06.......................   35,000,000   34,986,311
        3.620%, 01/10/06.......................   20,000,000   19,981,900
        3.750%, 01/12/06.......................   25,000,000   24,971,354
        4.120%, 01/12/06.......................   50,000,000   49,937,056
       Federal Home Loan Bank
        4.150%, 01/12/06.......................   50,000,000   49,936,597
                                                             ------------
                                                              229,803,773
                                                             ------------

       REPURCHASE AGREEMENT--21.9%
       Goldman Sachs Repurchase Agreement dated
        12/30/05 at 4.260% to be repurchased at
        $154,922,295 on 01/03/06,
        collateralized by $160,000,000 Federal
        Home Loan Mortgage Corp. 4.110% due
        02/16/10 with a value of
        $157,800,000...........................  154,849,000  154,849,000
                                                             ------------

       U.S. TREASURY--24.4%
       United States Treasury Bills............
        3.525%, 01/12/06.......................   13,200,000   13,185,782
        3.545%, 01/12/06.......................   72,700,000   72,621,252

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-360

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

SHORT TERM INVESTMENTS--(CONTINUED)


                                                FACE
      SECURITY DESCRIPTION                     AMOUNT         VALUE*
      -------------------------------------------------------------------

      U.S. TREASURY--(CONTINUED)
       3.550%, 01/12/06.................... $  31,600,000 $   31,565,723
       4.000%, 01/12/06....................    55,000,000     54,932,778
                                                          --------------
                                                             172,305,535
                                                          --------------
      Total Short Term Investments
       (Amortized Cost $556,958,308).......                  556,958,308
      Total Investments--170.1%
       (Identified Cost $1,199,864,863) (c)                1,201,472,314
      Liabilities in excess of other assets                 (495,102,448)
                                                          --------------
      TOTAL NET ASSETS--100%...............               $  706,369,866
                                                          ==============

(a) INTEREST ONLY CERTIFICATE. THIS SECURITY RECEIVES MONTHLY INTEREST PAYMENTS BUT IS NOT ENTITLED TO PRINCIPAL PAYMENTS.
(b)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(c) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $1,199,901,534 AND THE COMPOSITION OF UNREALIZED APPRECIATION AND (DEPRECIATION) OF INVESTMENT SECURITIES WAS $3,442,609 AND ($1,871,829), RESPECTIVELY.
(TBA)--A CONTRACT FOR THE PURCHASE OR SALE OF A MORTGAGE BACKED SECURITY TO BE DELIVERED AT A FUTURE DATE BUT DOES NOT INCLUDE A SPECIFIED POOL OR PRECISE AMOUNT TO BE DELIVERED.
FUTURES CONTRACTS

                                                                                             UNREALIZED
                                                    NUMBER OF   CONTRACT    VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG              EXPIRATION DATE CONTRACTS    AMOUNT       12/31/2005    DEPRECIATION
----------------------              --------------- --------- ------------  --------------- -------------
U.S. Treasury Notes 2 Year Futures.    3/31/2006        82    $ 16,816,343   $ 16,825,375     $   9,032

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 5 Year Futures.    3/22/2006       (49)     (5,210,843)    (5,185,776)      (25,067)
U.S. Treasury Notes 10 Year Futures    3/22/2006      (177)    (19,364,906)   (19,187,239)     (177,667)
                                                                                              ---------
Net Unrealized Depreciation................................................................   $(193,702)
                                                                                              =========

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-361

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

    ASSETS
      Investments at value.....................              $1,046,623,314
      Investments in repurchase agreements.....                 154,849,000
      Cash.....................................                         973
      Receivable for:
       Fund shares sold........................                   1,269,867
       Accrued interest........................                   2,167,747
       Futures variation margin................                      26,312
                                                             --------------
        Total Assets...........................               1,204,937,213
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $    656,930
       Securities purchased....................  497,457,914
      Accrued expenses:
       Management fees.........................      279,567
       Service and distribution fees...........       39,022
       Deferred directors' fees................       12,944
       Other expenses..........................      120,970
                                                ------------
        Total Liabilities......................                 498,567,347
                                                             --------------
    NET ASSETS.................................              $  706,369,866
                                                             ==============
      Net assets consists of:
       Capital paid in.........................              $  698,341,214
       Undistributed net investment
        income.................................                  15,645,558
       Accumulated net realized losses.........                  (9,030,655)
       Unrealized appreciation on investments
        and futures contracts..................                   1,413,749
                                                             --------------
    NET ASSETS.................................              $  706,369,866
                                                             ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($471,703,210 divided by
     38,585,374 shares outstanding)............              $        12.22
                                                             ==============
    CLASS B
    Net asset value and redemption price per
     share ($117,257,865 divided by
     9,639,567 shares outstanding).............              $        12.16
                                                             ==============
    CLASS E
    Net asset value and redemption price per
     share ($117,408,791 divided by
     9,637,716 shares outstanding).............              $        12.18
                                                             --------------
    Identified cost of investments.............              $1,199,864,863
                                                             ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

      INVESTMENT INCOME
        Interest................................              $19,043,475
                                                              -----------
      EXPENSES
        Management fees......................... $ 2,890,435
        Service and distribution fees--Class B..     188,791
        Service and distribution fees--Class E..     181,208
        Directors' fees and expenses............      22,483
        Custodian...............................     138,899
        Audit and tax services..................      21,767
        Legal...................................      12,317
        Printing................................     139,780
        Insurance...............................       8,266
        Miscellaneous...........................       6,421
                                                 -----------
        Total expenses..........................                3,610,367
                                                              -----------
      NET INVESTMENT INCOME.....................               15,433,108
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................  (8,840,371)
        Futures contracts--net..................     467,184   (8,373,187)
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................   1,392,704
        Futures contracts--net..................    (164,450)   1,228,254
                                                 -----------  -----------
      Net loss..................................               (7,144,933)
                                                              -----------
      NET INCREASE IN NET ASSETS FROM
       OPERATIONS...............................              $ 8,288,175
                                                              ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-362

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,
                                                              2005          2004
                                                          ------------  ------------
FROM OPERATIONS
  Net investment income.................................. $ 15,433,108  $  4,182,419
  Net realized gain (loss)...............................   (8,373,187)    6,238,114
  Unrealized appreciation (depreciation).................    1,228,254    (2,323,904)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM OPERATIONS.................    8,288,175     8,096,629
                                                          ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..............................................   (2,064,428)   (1,897,186)
    Class B..............................................     (723,628)       (4,095)
    Class E..............................................   (1,518,429)   (1,424,326)
                                                          ------------  ------------
                                                            (4,306,485)   (3,325,607)
                                                          ------------  ------------
   Net realized gain
    Class A..............................................   (2,816,213)   (1,500,939)
    Class B..............................................   (1,123,528)       (3,938)
    Class E..............................................   (2,311,931)   (1,245,040)
                                                          ------------  ------------
                                                            (6,251,672)   (2,749,917)
                                                          ------------  ------------
  TOTAL DISTRIBUTIONS....................................  (10,558,157)   (6,075,524)
                                                          ------------  ------------
  INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  402,065,193    35,747,393
                                                          ------------  ------------
  TOTAL INCREASE IN NET ASSETS...........................  399,795,211    37,768,498

NET ASSETS
  Beginning of the period................................  306,574,655   268,806,157
                                                          ------------  ------------
  End of the period...................................... $706,369,866  $306,574,655
                                                          ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...................................... $ 15,645,558  $  4,286,414
                                                          ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                           YEAR ENDED                YEAR ENDED
                                                        DECEMBER 31, 2005         DECEMBER 31, 2004
                                                    ------------------------  ------------------------
                                                      SHARES          $         SHARES          $
                                                    ----------  ------------  ----------  ------------
CLASS A
  Sales............................................ 31,209,963  $378,680,852   3,337,129  $ 41,058,920
  Reinvestments....................................    404,361     4,880,641     281,302     3,398,125
  Redemptions...................................... (4,944,025)  (60,383,842) (4,180,028)  (51,363,844)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease).......................... 26,670,299  $323,177,651    (561,597) $ (6,906,799)
                                                    ==========  ============  ==========  ============
CLASS B
  Sales............................................  7,506,965  $ 91,490,409   2,928,993  $ 35,894,571
  Reinvestments....................................    153,546     1,847,156         666         8,033
  Redemptions......................................   (854,703)  (10,390,388)   (124,061)   (1,516,051)
                                                    ----------  ------------  ----------  ------------
  Net increase.....................................  6,805,808  $ 82,947,177   2,805,598  $ 34,386,553
                                                    ==========  ============  ==========  ============
CLASS E
  Sales............................................  1,266,995  $ 15,501,720   3,344,596  $ 41,085,629
  Reinvestments....................................    318,136     3,830,360     221,524     2,669,366
  Redemptions...................................... (1,915,941)  (23,391,715) (2,896,812)  (35,487,356)
                                                    ----------  ------------  ----------  ------------
  Net increase (decrease)..........................   (330,810) $ (4,059,635)    669,308  $  8,267,639
                                                    ==========  ============  ==========  ============
  Increase derived from capital share transactions. 33,145,297  $402,065,193   2,913,309  $ 35,747,393
                                                    ==========  ============  ==========  ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-363

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                    CLASS A
                               ------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2005      2004      2003      2002      2001
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $  12.43  $  12.34  $  12.34  $  11.97  $  11.94
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........     0.19      0.20      0.18      0.38      0.37
 Net realized and unrealized
   gain of investments........     0.01      0.18      0.02      0.54      0.41
                               --------  --------  --------  --------  --------
 Total from investment
   operations.................     0.20      0.38      0.20      0.92      0.78
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........    (0.17)    (0.16)    (0.08)    (0.38)    (0.75)
 Distributions from net
   realized capital gains.....    (0.24)    (0.13)    (0.12)    (0.17)     0.00
                               --------  --------  --------  --------  --------
 Total distributions..........    (0.41)    (0.29)    (0.20)    (0.55)    (0.75)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD $  12.22  $  12.43  $  12.34  $  12.34  $  11.97
                               ========  ========  ========  ========  ========
TOTAL RETURN (%)..............      1.7       3.0       1.7       7.9       6.7
Ratio of operating expenses
 to average net assets (%)....     0.61      0.64      0.65      0.70      0.70
Ratio of operating expenses
 to average net assets
 without giving effect to the
 contractual expense
 agreement would have been (%)     0.61      0.64      0.65      0.70      0.73
Ratio of net investment
 income to average net assets
 (%)..........................     3.00      1.56      1.22      2.20      4.49
Portfolio turnover rate (%)...      964       977       882       672       362
Net assets, end of period
 (000)........................ $471,703  $148,047  $154,010  $180,989  $102,066

                                                   CLASS B
                                 -----------------------------------------
                                                            JULY 30, 2002/(A)/
                                  YEAR ENDED DECEMBER 31,        THROUGH
                                 -------------------------    DECEMBER 31,
                                   2005      2004    2003         2002
                                 --------  -------  ------  -----------------
  NET ASSET VALUE, BEGINNING OF
   PERIOD....................... $  12.38  $ 12.31  $12.31       $11.88
                                 --------  -------  ------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income........     0.25     0.16    0.06         0.04
   Net realized and unrealized
     gain (loss) of investments.    (0.08)    0.17    0.14         0.39
                                 --------  -------  ------       ------
   Total from investment
     operations.................     0.17     0.33    0.20         0.43
                                 --------  -------  ------       ------
  LESS DISTRIBUTIONS
   Distributions from net
     investment income..........    (0.15)   (0.13)  (0.08)        0.00
   Distributions from net
     realized capital gains.....    (0.24)   (0.13)  (0.12)        0.00
                                 --------  -------  ------       ------
   Total distributions..........    (0.39)   (0.26)  (0.20)        0.00
                                 --------  -------  ------       ------
  NET ASSET VALUE, END OF PERIOD $  12.16  $ 12.38  $12.31       $12.31
                                 ========  =======  ======       ======
  TOTAL RETURN (%)..............      1.4      2.7     1.6          3.6(b)
  Ratio of operating expenses
   to average net assets (%)....     0.86     0.89    0.90         0.95(c)
  Ratio of operating expenses
   to average net assets
   without giving effect to the
   contractual expense
   agreement would have been (%)     0.86     0.89    0.90         0.95(c)
  Ratio of net investment
   income to average net assets
   (%)..........................     2.76     1.81    0.79         1.34(c)
  Portfolio turnover rate (%)...      964      977     882          672
  Net assets, end of period
   (000)........................ $117,258  $35,073  $  347       $    2

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-364

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                CLASS E
                         ---------------------------------------------------
                                                                MAY 1, 2001/(A)/
                                YEAR ENDED DECEMBER 31,             THROUGH
                         -------------------------------------   DECEMBER 31,
                           2005      2004      2003      2002        2001
                         --------  --------  --------  -------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  12.38  $  12.31  $  12.32  $ 11.96      $11.45
                         --------  --------  --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     0.34      0.17      0.12     0.31        0.07
 Net realized and
   unrealized gain
   (loss) of investments    (0.15)     0.17      0.07     0.42        0.44
                         --------  --------  --------  -------      ------
 Total from investment
   operations...........     0.19      0.34      0.19     0.73        0.51
                         --------  --------  --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income....    (0.15)    (0.14)    (0.08)   (0.20)       0.00
 Distributions from net
   realized capital
   gains................    (0.24)    (0.13)    (0.12)   (0.17)       0.00
                         --------  --------  --------  -------      ------
 Total distributions....    (0.39)    (0.27)    (0.20)   (0.37)       0.00
                         --------  --------  --------  -------      ------
NET ASSET VALUE, END OF
 PERIOD................. $  12.18  $  12.38  $  12.31  $ 12.32      $11.96
                         ========  ========  ========  =======      ======
TOTAL RETURN (%)........      1.6       2.8       1.5      7.7         4.5(b)
Ratio of operating
 expenses to average
 net assets (%).........     0.76      0.79      0.80     0.85        0.85(c)
Ratio of operating
 expenses to average
 net assets without
 giving effect to the
 contractual expense
 agreement would have
 been (%)...............     0.76      0.79      0.80     0.85        0.88(c)
Ratio of net investment
 income to average net
 assets (%).............     2.74      1.42      1.03     2.05        3.39(c)
Portfolio turnover rate
 (%)....................      964       977       882      672         362
Net assets, end of
 period (000)........... $117,409  $123,455  $114,450  $67,262      $6,289

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-365

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

COMMERCIAL PAPER--85.2% OF TOTAL NET ASSETS


                                                  FACE
       SECURITY DESCRIPTION                      AMOUNT       VALUE*
       -----------------------------------------------------------------

       ASSET BACKED--38.3%
       Allstate Life Global Funding II (144A)
        4.369%, 06/27/06..................... $ 10,000,000 $  10,000,000
       Amstel Funding Corp.
        4.350%, 03/02/06.....................   20,000,000    19,855,000
       Barclays U.S. Funding, LLC
        4.195%, 02/03/06.....................   37,000,000    36,857,720
       Greenwich Capital Holdings, Inc.
        4.339%, 06/23/06 (a).................   25,000,000    25,000,000
       Lake Con Funding
        4.300%, 01/12/06.....................   32,000,000    31,957,955
       Landdale Funding, LLC
        4.420%, 03/10/06.....................   15,000,000    14,874,767
        4.440%, 03/20/06.....................   20,130,000    19,936,349
       Lockhart Funding, LLC
        4.260%, 01/17/06.....................   35,000,000    34,933,733
       MBNA Credit Card Master Trust
        4.390%, 02/21/06.....................   30,000,000    29,813,425
       Restructured Asset Certificates
        4.390%, 08/21/06.....................   15,000,000    15,000,000
       Victory Receivable Corp.
        4.280%, 01/10/06.....................   34,000,000    33,963,620
                                                           -------------
                                                             272,192,569
                                                           -------------

       CAPITAL MARKETS--9.1%
       Merrill Lynch & Co., Inc.
        4.386%, 10/27/06.....................   10,000,000    10,020,290
        4.697%, 06/06/06.....................    7,800,000     7,811,497
        4.697%, 09/18/06.....................    5,425,000     5,433,035
       Morgan Stanley
        4.330%, 08/04/06 (a).................   35,000,000    35,000,000
       The Goldman Sachs Group, Inc
        4.290%, 01/12/06.....................    6,500,000     6,491,480
                                                           -------------
                                                              64,756,302
                                                           -------------

       COMMERCIAL BANKS--7.4%
       Bank of America Corp.
        4.213%, 01/31/06.....................   35,000,000    34,877,121
       National City Bank
        4.281%, 07/07/06.....................    6,000,000     5,999,707
       U.S. Bank National Association
        4.313%, 09/29/06.....................   12,000,000    11,998,000
                                                           -------------
                                                              52,874,828
                                                           -------------

       DIVERSIFIED FINANCIAL SERVICES--30.4%
       Atomium Funding Corp.
        4.280%, 01/31/06.....................   14,104,000    14,053,696
       Credit Suisse First Boston USA, Inc.
        4.150%, 01/26/06.....................   26,475,000    26,398,701
       Cullinan Financial, Ltd. (144A)
        4.456%, 09/15/06.....................   25,000,000    24,997,385
       Irish Life & Permanent, Plc.
        4.370%, 12/22/06.....................   20,000,000    20,000,000
       Lexington Parker Capital Corp.
        4.340%, 01/06/06.....................   11,182,000    11,175,260
       Links Finance, LLC
        4.380%, 03/08/06.....................    2,885,000     2,861,833

                                                FACE
         SECURITY DESCRIPTION                  AMOUNT       VALUE*
         -------------------------------------------------------------

         DIVERSIFIED FINANCIAL SERVICES--(CONTINUED)
         Monument Garden Funding
          4.260%, 01/23/06................. $ 20,000,000 $  19,947,933
         Nordea North America, Inc.
          4.380%, 03/09/06.................   14,450,000    14,332,208
         Prudential Financial
          4.270%, 01/20/06.................    3,400,000     3,392,338
         Sigma Finance, Inc.
          4.230%, 01/31/06.................   35,000,000    34,876,625
         Thames Asset Global Services
          4.260%, 01/23/06.................   16,399,000    16,356,308
         Transamerica IDEX
          4.250%, 01/03/06.................   27,352,000    27,345,542
                                                         -------------
                                                           215,737,829
                                                         -------------
         Total Commercial Paper
          (Amortized Cost $605,561,528)....                605,561,528
                                                         -------------

         CERTIFICATE OF DEPOSIT--14.7%
         -------------------------------------------------------------

         COMMERCIAL BANKS-- 14.7%
         BNP Paribas
          4.505%, 10/19/06.................    7,500,000     7,500,000
         CitiBank N.A.
          4.475%, 03/29/06.................   13,000,000    13,000,000
         DEPFA Bank, Plc.
          4.525%, 10/16/06.................    8,300,000     8,300,000
         Royal Bank of Scotland, Plc.
          4.518%, 10/20/06.................    4,400,000     4,400,086
         Societe Generale
          4.780%, 12/06/06.................    7,000,000     7,000,000
         Washington Mutual Bank, F.A.
          4.460%, 03/28/06.................   30,000,000    30,000,000
         Wells Fargo Bank N.A.
          4.290%, 01/23/06.................   34,000,000    34,000,000
                                                         -------------
         Total Certificate of Deposit
          (Amortized Cost $104,200,086)....                104,200,086
                                                         -------------
         Total Investments--99.9%
          (Amortized Cost $709,761,614) (b)                709,761,614
         Other assets less liabilities.....                    878,202
                                                         -------------
         TOTAL NET ASSETS--100%............              $ 710,639,816
                                                         =============

(a)  VARIABLE OR FLOATING RATE SECURITY. RATE DISCLOSED IS AS OF DECEMBER 31,
     2005.
(b) THE AGGREGATE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 2005 WAS $709,761,614.
(144A)--SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AS OF DECEMBER 31, 2005, THE MARKET VALUE OF 144A SECURITIES WAS $34,997,385, WHICH IS 4.9% OF TOTAL NET ASSETS.

               *SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-366

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2005

       ASSETS
         Investments at value..................            $709,761,614
         Cash..................................                   1,843
         Receivable for:
          Fund shares sold.....................               2,445,643
          Accrued interest.....................                 778,581
                                                           ------------
           Total Assets........................             712,987,681
       LIABILITIES
         Payable for:
          Fund shares redeemed................. $1,860,189
         Accrued expenses:
          Management fees......................    201,658
          Service and distribution fees........     93,479
          Deferred directors' fees.............    119,066
          Other expenses.......................     73,473
                                                ----------
           Total Liabilities...................               2,347,865
                                                           ------------
       NET ASSETS..............................            $710,639,816
                                                           ============
         Net assets consists of:
          Capital paid in......................            $710,651,198
          Undistributed net investment income..                  16,296
          Accumulated net realized losses......                 (27,678)
                                                           ------------
       NET ASSETS..............................            $710,639,816
                                                           ============
       Computation of offering price:
       CLASS A
       Net asset value and redemption price per
        share ($429,018,868 divided by
        4,290,252 shares outstanding)..........            $     100.00
                                                           ============
       CLASS B
       Net asset value and redemption price per
        share ($273,052,114 divided by
        2,730,614 shares outstanding)..........            $     100.00
                                                           ============
       CLASS E
       Net asset value and redemption price per
        share ($8,568,834 divided by
        85,689 shares outstanding).............            $     100.00
                                                           ============
       Amortized cost of investments...........            $709,761,614
                                                           ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

       INVESTMENT INCOME
         Interest...............................             $21,808,467
                                                             -----------
       EXPENSES
         Management fees........................ $2,303,372
         Service and distribution fees--Class B.    510,300
         Service and distribution fees--Class E.     14,423
         Directors' fees and expenses...........     25,702
         Custodian..............................    140,768
         Audit and tax services.................     23,767
         Legal..................................     25,341
         Printing...............................    177,142
         Insurance..............................     12,315
         Miscellaneous..........................     38,004
                                                 ----------
         Total expenses.........................  3,271,134
         Management fee waivers.................    (45,308)   3,225,826
                                                 ----------  -----------
       NET INVESTMENT INCOME....................              18,582,641
                                                             -----------
       REALIZED AND UNREALIZED LOSS
       Realized loss on:
         Investments--net.......................                  (5,442)
                                                             -----------
       Net loss.................................                  (5,442)
                                                             -----------
       NET INCREASE IN NET ASSETS FROM
        OPERATIONS..............................             $18,577,199
                                                             ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-367

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2005           2004
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income............................................. $ 18,582,641  $   5,383,855
  Net realized gain (loss)..........................................       (5,442)             0
                                                                     ------------  -------------
  INCREASE IN NET ASSETS FROM OPERATIONS............................   18,577,199      5,383,855
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................  (12,538,591)    (4,758,832)
    Class B.........................................................   (5,788,298)      (546,831)
    Class E.........................................................     (255,753)       (78,192)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................  (18,582,641)    (5,383,855)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  150,543,141   (132,257,191)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  150,537,699   (132,257,191)

NET ASSETS
  Beginning of the period...........................................  560,102,117    692,359,308
                                                                     ------------  -------------
  End of the period................................................. $710,639,816  $ 560,102,117
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                            YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31, 2005          DECEMBER 31, 2004
                                                    -------------------------  -------------------------
                                                      SHARES          $          SHARES          $
                                                    ----------  -------------  ----------  -------------
CLASS A
  Sales............................................  4,517,531  $ 451,759,744   7,617,875  $ 761,784,717
  Shares issued through acquisition................     31,414      3,141,378           0              0
  Reinvestments....................................    125,453     12,538,591      47,589      4,758,832
  Redemptions...................................... (5,080,912)  (508,091,177) (9,072,882)  (907,288,288)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................   (406,514) $ (40,651,464) (1,407,418) $(140,744,739)
                                                    ==========  =============  ==========  =============
CLASS B
  Sales............................................  2,922,644  $ 292,561,401     831,966  $  83,196,625
  Shares issued through acquisition................  1,944,828    194,482,841           0              0
  Reinvestments....................................     60,927      5,788,298       5,468        546,831
  Redemptions...................................... (2,985,875)  (298,587,522)   (800,176)   (80,017,602)
                                                    ----------  -------------  ----------  -------------
  Net increase.....................................  1,942,524  $ 194,245,018      37,258  $   3,725,854
                                                    ==========  =============  ==========  =============
CLASS E
  Sales............................................     32,849  $   3,284,948     283,220  $  28,321,972
  Reinvestments....................................      2,558        255,753         782         78,192
  Redemptions......................................    (65,911)    (6,591,114)   (236,385)   (23,638,470)
                                                    ----------  -------------  ----------  -------------
  Net decrease.....................................    (30,504) $  (3,050,413)     47,617  $   4,761,694
                                                    ==========  =============  ==========  =============
  Increase derived from capital share transactions.  1,505,506  $ 150,543,141  (1,322,543) $(132,257,191)
                                                    ==========  =============  ==========  =============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-368

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2005      2004      2003      2002      2001
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     2.85      0.98      0.80      1.41      3.88
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     2.85      0.98      0.00      1.41      3.88
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (2.85)    (0.98)    (0.80)    (1.41)    (3.88)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (2.85)    (0.98)    (0.80)    (1.41)    (3.88)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      2.9       1.0       0.8       1.4       4.0
Ratio of operating expenses to average net assets (%)...     0.41      0.42      0.40      0.43      0.42
Ratio of net investment income to average net assets (%)     2.83      0.97      0.78      1.40      3.80
Net assets, end of period (000)......................... $429,019  $469,674  $610,419  $332,151  $277,381

                                                                               CLASS B
                                                         ------------------------------------------------
                                                                                              MAY 1, 2001/(A)/
                                                               YEAR ENDED DECEMBER 31,            THROUGH
                                                         -----------------------------------   DECEMBER 31,
                                                           2005      2004     2003     2002        2001
                                                         --------  -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $100.00  $100.00  $100.00      $100.00
                                                         --------  -------  -------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     2.60     0.73     0.55     1.16         1.95
                                                         --------  -------  -------  -------      -------
  Total from investment operations......................     2.60     0.73     0.55     1.16         1.95
                                                         --------  -------  -------  -------      -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (2.60    (0.73)   (0.55)   (1.16)       (1.95)
                                                         --------  -------  -------  -------      -------
  Total distributions...................................    (2.60)   (0.73)   (0.55)   (1.16)       (1.95)
                                                         --------  -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $100.00  $100.00  $100.00      $100.00
                                                         ========  =======  =======  =======      =======
TOTAL RETURN (%)........................................      2.6      0.7      0.6      1.2          2.0 (b)
Ratio of operating expenses to average net assets (%)...     0.66     0.67     0.65     0.68         0.67 (c)
Ratio of net investment income to average net assets (%)     2.84     0.74     0.65     1.15         1.65 (c)
Net assets, end of period (000)......................... $273,052  $78,809  $75,083  $57,260      $15,407

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-369

METROPOLITAN SERIES FUND, INC.

 BLACKROCK MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                       CLASS E
                                                         --------------------------------
                                                            YEAR ENDED     APRIL 23, 2003/(A)/
                                                           DECEMBER 31,         THROUGH
                                                         ----------------     DECEMBER 31,
                                                           2005     2004          2003
                                                         -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $100.00  $100.00       $100.00
                                                         -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    2.70     0.83          0.42
                                                         -------  -------       -------
  Total from investment operations......................    2.70     0.83          0.42
                                                         -------  -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (2.70)   (0.83)        (0.42)
                                                         -------  -------       -------
  Total distributions...................................   (2.70)   (0.83)        (0.42)
                                                         -------  -------       -------
NET ASSET VALUE, END OF PERIOD.......................... $100.00  $100.00       $100.00
                                                         =======  =======       =======
TOTAL RETURN (%)........................................     2.7      0.8           0.4 (b)
Ratio of operating expenses to average net assets (%)...    0.56     0.57          0.55 (c)
Ratio of net investment income to average net assets (%)    2.66     0.88          0.58 (c)
Net assets, end of period (000)......................... $ 8,569  $11,619       $ 6,858

(a)COMMENCEMENT OF OPERATIONS.
(b)PERIOD LESS THAN ONE YEAR IS NOT COMPUTED ON AN ANNUALIZED BASIS.
(c)COMPUTED ON AN ANNUALIZED BASIS.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                    MSF-370

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2005


1. SIGNIFICANT ACCOUNTING POLICIES:

   Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value and each of the Fund's five Asset Allocation Portfolios (each, an "Asset Allocation Portfolio," and, collectively, the "Asset Allocation Portfolios") is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company, New England Life Insurance Company, General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net asset of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

   The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                    MSF-371

METROPOLITAN SERIES FUND, INC.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern
   Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC ("MetLife Advisers") or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

   The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the underlying portfolios in which such Portfolios invests. The underlying portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the underlying portfolios that are Portfolios of Met Investors Series Trust ("MIST"), please refer to the prospectus for such underlying portfolios.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the

                                    MSF-372

METROPOLITAN SERIES FUND, INC.

   respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $131,880,135, $352,643,717 and $259,916,128 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under

                                    MSF-373

METROPOLITAN SERIES FUND, INC.

   a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations there under applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2005, the following Portfolios had capital loss carryovers.

                                   EXPIRING    EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING    EXPIRING  EXPIRING
PORTFOLIO               TOTAL      12/31/13    12/31/12   12/31/11     12/31/10     12/31/09     12/31/08    12/31/07  12/31/06
---------            ------------ ----------- ---------- ----------- ------------ ------------ ------------ ---------- --------
BlackRock
 Aggressive Growth.. $309,086,773 $         0 $        0 $         0 $201,096,876 $  1,188,639 $104,064,382 $2,736,876   $ 0
BlackRock
 Diversified........  129,763,906           0          0           0  125,483,248    4,280,658            0          0     0
BlackRock
 Investment Trust...  321,551,043           0          0  14,588,867  306,962,176            0            0          0     0
BlackRock Large Cap
 Value..............    1,937,297           0          0           0      557,986    1,379,311            0          0     0
BlackRock Legacy
 Large Cap Growth...  224,315,221           0          0           0  205,405,850   18,909,371            0          0     0
BlackRock Money
 Market.............       27,589       5,353      3,013         946        1,430       16,281          474         32    60
Capital Guardian
 U.S. Equity........   23,472,193           0          0           0   11,190,563   12,281,630            0          0     0
Davis Venture Value.  124,069,852  13,892,996  4,821,033  25,334,924   49,957,026   30,063,873            0          0     0
FI International
 Stock..............   29,254,477           0          0           0   29,254,477            0            0          0     0
FI Mid Cap
 Opportunities......  706,797,053           0          0  16,477,953  376,464,857  313,854,243            0          0     0
FI Value Leaders....    9,192,088           0          0   9,192,088            0            0            0          0     0
Harris Oakmark
 Large Cap Value....    2,217,415           0    723,150   1,494,265            0            0            0          0     0
Lehman Brothers
 Aggregate Bond
 Index..............    5,614,476   3,790,866    499,465           0      449,093      612,878      223,967     38,207     0
MFS Investors Trust.   17,642,595           0          0           0    9,265,962    8,376,633            0          0     0
MFS Total Return....   23,435,321           0          0           0    5,467,027   13,005,887    4,962,407          0     0
Morgan Stanley EAFE
 Index..............    1,410,854           0          0           0    1,410,854            0            0          0     0
Salomon Brothers
 U.S. Government....    3,234,233   3,234,233          0           0            0            0            0          0     0
T. Rowe Price Large
 Cap Growth.........   24,763,122           0          0   4,593,031   16,388,306    3,781,785            0          0     0
T. Rowe Price Small
 Cap Growth.........   29,159,749           0          0   9,886,767   19,272,982            0            0          0     0
Zenith Equity.......  149,347,303           0          0  14,363,795            0  134,983,508            0          0     0

                                    MSF-374

METROPOLITAN SERIES FUND, INC.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   The tax character of distributions paid for the period ended December 31, 2005 and 2004 were as follows:

                            ORDINARY INCOME         LONG TERM GAIN      RETURN OF CAPITAL          TOTAL
-                       ----------------------- ----------------------- ----------------- -----------------------
PORTFOLIO                  2005        2004        2005        2004     2005     2004        2005        2004
---------               ----------- ----------- ----------- ----------- ----     -------  ----------- -----------
BlackRock Aggressive
 Growth................          --          --          --          --  --          --            --          --
BlackRock Bond
 Income................ $46,837,876 $42,480,623 $ 5,742,559 $15,608,636  --          --   $52,580,435 $58,089,259
BlackRock Diversified..  30,248,416  37,147,177          --          --  --          --    30,248,416  37,147,177
BlackRock Investment
 Trust.................  20,621,302  14,065,241          --          --  --          --    20,621,302  14,065,241
BlackRock Large Cap
 Value.................   1,058,611          --   1,263,456          --  --          --     2,322,067           0
BlackRock Legacy Large
 Cap Growth............   2,174,752          --          --          --  --          --     2,174,752           0
BlackRock Money
 Market................  18,582,642   5,383,855          --          --  --          --    18,582,642   5,383,855
BlackRock Strategic
 Value.................   4,492,905          --  61,041,533          --  --          --    65,534,438           0
Capital Guardian U.S.
 Equity................     112,272   4,941,578          --          --  --          --       112,272   4,941,578
Davis Venture Value....  18,493,308  10,181,323          --          --  --          --    18,493,308  10,181,323
FI International Stock.   2,742,897   5,168,609          --          --  --          --     2,742,897   5,168,609
FI Mid Cap
 Opportunities.........          --   4,781,351          --          --  --     $83,260             0   4,781,351
FI Value Leaders.......   6,582,101   7,401,342          --          --  --          --     6,582,101   7,401,342
Franklin Templeton
 Small Cap Growth......          --          --   3,093,451          --  --          --     3,093,451           0
Harris Oakmark
 Focused Value.........     663,863     268,573  17,918,250  16,558,074  --          --    18,582,113  16,826,647
Harris Oakmark Large
 Cap Value.............   3,500,576   2,128,118          --          --  --          --     3,500,576   2,128,118
Jennison Growth........   2,443,886     370,406     130,293          --  --          --     2,574,179           0
Lehman Brothers
 Aggregate Bond
 Index.................  37,577,385  22,348,934          --          --  --          --    37,577,385  22,348,934
Loomis Sayles Small
 Cap...................          --          --   5,078,557          --  --          --     5,078,557           0
MetLife Aggressive
 Allocation............      60,929          --          --          --  --          --        60,929           0
MetLife Conservative
 Allocation............      56,923          --          --          --  --          --        56,923           0
MetLife Conservative to
 Moderate
 Allocation............     209,716          --          --          --  --          --       209,716           0
MetLife Mid Cap Stock
 Index.................   5,048,633   1,434,377  15,228,603     788,114  --          --    20,277,236   2,222,491
MetLife Moderate
 Allocation............     453,403          --          --          --  --          --       453,403           0
MetLife Moderate to
 Aggressive
 Allocation............     307,176          --          --          --  --          --       307,176           0
MetLife Stock Index....  77,452,113  38,558,216          --          --  --          --    77,452,113  38,558,216
MFS Investors Trust....     414,321     396,926          --          --  --          --       414,321     396,926
MFS Total Return.......   8,159,735   5,766,449   5,478,406   1,002,497  --          --    13,638,141   6,768,946
Morgan Stanley EAFE
 Index.................   6,246,917   2,125,372          --          --  --          --     6,246,917   2,125,372

                                    MSF-375

METROPOLITAN SERIES FUND, INC.

                           ORDINARY INCOME         LONG TERM GAIN     RETURN OF CAPITAL          TOTAL
-                       ---------------------- ---------------------- ----------------- -----------------------
PORTFOLIO                  2005        2004       2005        2004    2005     2004        2005        2004
---------               ----------- ---------- ----------- ---------- ----     ----     ----------- -----------
Neuberger Berman Mid
 Cap Value............. $22,015,796 $2,417,615 $29,010,138 $7,702,339  --       --      $51,025,934 $10,119,954
Oppenheimer Global
 Equity................   1,297,062  3,151,995          --         --  --       --        1,297,062   3,151,995
Russell 2000 Index.....   6,162,833  1,501,190  11,452,307         --  --       --       17,615,141   1,501,190
Salomon Brothers
 Strategic Bond
 Opportunities.........  15,252,865  8,574,232   3,641,471         --  --       --       18,894,336   8,574,232
Salomon Brothers U.S.
 Government............  10,558,157  5,369,789          --    705,734  --       --       10,558,157   6,075,523
T. Rowe Price Large Cap
 Growth................   1,487,546    392,986          --         --  --       --        1,487,546     392,986
T. Rowe Price Small Cap
 Growth................          --         --          --         --  --       --                0           0
Zenith Equity..........   9,105,003  4,637,824          --         --  --       --        9,105,003   4,637,824

   As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                 UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED       LOSS
                                   ORDINARY      LONG TERM   APPRECIATION/  CARRYFORWARDS
PORTFOLIO                           INCOME         GAIN      (DEPRECIATION) AND DEFERRALS      TOTAL
---------                        ------------- ------------- -------------- -------------  -------------
BlackRock Aggressive Growth.....           --            --   $186,861,225  $(309,086,773) $(122,225,548)
BlackRock Bond Income...........  $43,996,428  $    936,708     (7,996,832)            --     36,936,304
BlackRock Diversified...........   43,591,586            --     78,761,952   (129,763,906)    (7,410,369)
BlackRock Investment Trust......   23,209,724            --    126,698,562   (321,551,043)  (171,642,757)
BlackRock Large Cap Value.......    2,147,008     9,238,150     10,382,759     (1,937,297)    19,830,620
BlackRock Legacy Large Cap
 Growth.........................      518,038            --     82,532,010   (224,315,221)  (141,265,173)
BlackRock Money Market..........       46,145            --             --        (27,589)        18,556
BlackRock Strategic Value.......   26,546,848   164,054,425     46,967,547             --    237,568,820
Capital Guardian U.S. Equity....    3,454,395    19,733,905     66,229,973    (23,472,193)    65,946,080
Davis Venture Value.............   27,249,240            --    737,718,518   (124,069,852)   640,897,906
FI International Stock..........    8,420,179            --     93,242,576    (29,254,477)    72,408,278
FI Mid Cap Opportunities........       44,156            --     72,901,936   (706,797,053)  (633,850,961)
FI Value Leaders................    5,292,043            --     63,097,978     (9,192,088)    59,197,933
Franklin Templeton Small Cap
 Growth.........................           --     6,034,354             --     13,158,729     19,193,083
Harris Oakmark Focused Value....    7,420,606   184,502,080    369,490,230             --    561,412,916
Harris Oakmark Large Cap Value..    4,374,524            --     77,101,686     (2,217,415)    79,258,795
Jennison Growth.................           --    31,736,199    196,170,862             --    227,907,061
Lehman Brothers Aggregate Bond
 Index..........................   46,714,452            --     (9,870,940)    (5,614,476)    31,229,036
Loomis Sayles Small Cap.........    8,998,429    31,543,787     76,972,598             --    117,514,814
MetLife Aggressive Allocation...       15,649        54,075        220,147             --        289,870
MetLife Conservative Allocation.        6,140        43,835         72,512             --        122,487
MetLife Conservative to Moderate
 Allocation.....................          615       187,983        669,340             --        857,938
MetLife Mid Cap Stock Index.....    5,820,039    22,803,031     71,148,345             --     99,771,416
MetLife Moderate Allocation.....          670       559,444      1,833,273             --      2,393,387
MetLife Moderate to Aggressive
 Allocation.....................       10,877       460,247      1,782,274             --      2,253,398
MetLife Stock Index.............   78,033,045   107,498,842     (7,897,276)            --    177,634,611
MFS Investors Trust.............      698,718     7,864,229     15,320,978    (17,642,595)     6,241,331
MFS Total Return................   13,445,747     8,052,847     21,836,530    (23,435,321)    19,899,803
Morgan Stanley EAFE Index.......    8,789,231            --    107,610,226     (1,410,853)   114,988,604
Neuberger Berman Mid Cap Value..   11,598,043    63,943,165     74,481,434             --    150,022,641
Oppenheimer Global Equity.......    7,708,706     6,082,291     35,286,264             --     49,077,261
Russell 2000 Index..............    4,309,684    17,717,058     73,013,072             --     95,039,814
Salomon Brothers Strategic Bond
 Opportunities..................   21,224,610     2,232,446     (1,387,357)            --     22,069,700
Salomon Brothers U.S. Government   15,657,594            --      1,377,078     (3,234,233)    13,800,439
T. Rowe Price Large Cap Growth..    1,079,026            --     45,004,554    (24,763,122)    21,320,459
T. Rowe Price Small Cap Growth..           --            --     87,986,818    (29,159,749)    58,827,069
Zenith Equity...................    5,155,938            --    197,888,929   (149,347,303)    53,697,564

   The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                                    MSF-376

METROPOLITAN SERIES FUND, INC.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2. PURCHASES AND SALES:

   For the year ended December 31, 2005, purchases and sales of securities (excluding short--term investments) for each of the Portfolios were as follows:

                                                        PURCHASES                       SALES
                                              ----------------------------- -----------------------------
                                                   U.S.                          U.S.
PORTFOLIO                                       GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                     -------------- -------------- -------------- --------------
BlackRock Aggressive Growth.................. $            0 $  661,217,875 $            0 $  758,339,263
BlackRock Bond Income........................  8,640,112,784    583,015,823  8,535,506,983    496,296,424
BlackRock Diversified........................  6,748,372,345  1,471,875,915  6,699,806,180  1,590,144,459
BlackRock Investment Trust...................              0  1,694,874,754              0  1,857,640,174
BlackRock Large Cap Value....................              0    146,826,898              0    130,968,950
BlackRock Legacy Large Cap Growth............              0    411,818,366              0    487,002,600
BlackRock Strategic Value....................              0  1,648,323,870              0  1,701,621,375
Capital Guardian U.S. Equity.................              0    145,478,089              0    166,683,966
Davis Venture Value..........................              0  1,074,580,462              0    741,209,968
FI International Stock.......................              0    346,626,868              0    314,067,237
FI Mid Cap Opportunities.....................              0  1,474,950,348              0  1,569,786,099
FI Value Leaders.............................              0    546,517,902              0    581,372,388
Franklin Templeton Small Cap Growth..........              0     69,081,788              0     47,951,771
Harris Oakmark Focused Value.................              0    537,269,199              0    407,222,655
Harris Oakmark Large Cap Value...............              0    145,339,814              0     64,793,155
Jennison Growth..............................              0    625,354,810              0    548,526,817
Lehman Brothers Aggregate Bond Index.........    317,632,268     86,598,274    191,570,271     35,779,162
Loomis Sayles Small Cap......................              0    407,367,856              0    429,135,023
MetLife Aggressive Allocation................              0     11,559,506              0      1,591,753
MetLife Conservative Allocation..............              0     16,900,573              0      1,588,420
MetLife Conservative to Moderate Allocation..              0     58,690,748              0        539,362
MetLife Moderate Allocation..................              0    120,653,373              0        236,033
MetLife Moderate to Aggressive Allocation....              0     86,929,004              0        451,604
MetLife Mid Cap Stock Index..................              0    161,343,552              0    115,725,252
MetLife Stock Index..........................              0    362,175,228              0    386,083,776
MFS Investors Trust..........................              0     57,195,001              0     66,985,668
MFS Total Return.............................     91,140,784    189,367,338     74,326,067    153,475,902
Morgan Stanley EAFE Index....................              0    143,516,146              0     85,606,082
Neuberger Berman Mid Cap Value...............              0    660,638,598              0    521,309,489
Oppenheimer Global Equity....................              0    287,310,892              0    263,255,687
Russell 2000 Index...........................                   170,402,474              0    147,804,240
Salomon Brothers Strategic Bond Opportunities  1,800,091,029    231,666,982  1,628,136,581    261,571,069
Salomon Brothers U.S. Government.............  4,812,688,805              0  4,438,099,369              0
T. Rowe Price Large Cap Growth...............              0    173,868,458              0    105,918,422
T. Rowe Price Small Cap Growth...............              0    107,023,212              0    126,598,700
Zenith Equity................................              0     44,457,189              0    165,739,668

   OPTIONS WRITTEN:

   The BlackRock Bond Income Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

                                                  NUMBER OF  PREMIUMS
                                                  CONTRACTS  RECEIVED
                                                  --------- ---------
         Options outstanding at December 31, 2004        0  $       0
         Options written.........................      251    247,721
         Options closed..........................     (251)  (247,721)
                                                   -------  ---------
         Options outstanding at December 31, 2005        0  $       0
                                                   -------  =========

                                    MSF-377

METROPOLITAN SERIES FUND, INC.

   The BlackRock Diversified Portfolio transactions in options written during the year ended December 31, 2005 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2004        0  $      0
          Options written.........................       80    44,776
          Options closed..........................      (80)  (44,776)
                                                    -------  --------
          Options outstanding at December 31, 2005        0  $      0
                                                    -------  ========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

                                       MANAGEMENT
                                     FEES EARNED BY         ANNUAL
                                    METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                  FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                          DECEMBER 31, 2005   METLIFE ADVISERS            VALUE LEVELS
---------                         -------------------- ---------------- ------------------------------------
BlackRock Aggressive Growth......       6,869,382           0.750%      Of the first $500 million
                                                            0.700%      Of the next $500 million
                                                            0.650%      On amounts in excess of $1 billion
BlackRock Bond Income............       4,137,468           0.400%      Of the first $1 billion
                                                            0.350%      Of the next $1 billion
                                                            0.300%      Of the next $1 billion
                                                            0.250%      On amounts in excess of $3 billion
BlackRock Diversified............       8,285,784           0.500%      Of the first $500 million
                                                            0.450%      Of the next $500 million
                                                            0.400%      On amounts in excess of $1 billion
BlackRock Investment Trust.......       9,042,281           0.550%      Of the first $500 million
                                                            0.500%      Of the next $500 million
                                                            0.450%      On amounts in excess of $1 billion
BlackRock Large Cap Value........         863,508           0.700%      Of the first $250 million
                                                            0.650%      Of the next $500 million
                                                            0.600%      On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth       3,980,761           0.730%      Of the first $1 billion
                                                            0.650%      On amounts in excess of $1 billion
BlackRock Money Market...........       2,258,065           0.350%      Of the first $1 billion
                                                            0.300%      Of the next $1 billion
                                                            0.250%      On amounts in excess of $2 billion
BlackRock Strategic Value........       8,006,721           0.850%      Of the first $500 million
                                                            0.800%      Of the next $500 million
                                                            0.750%      On amounts in excess of $1 billion
Capital Guardian U.S. Equity.....       3,372,518           0.700%      Of the first $200 million
                                                            0.650%      Of the next $300 million
                                                            0.600%      Of the next $1.5 billion
                                                            0.550%      On amounts in excess of $2 billion
Davis Venture Value..............      20,216,812           0.750%      Of the first $1 billion
                                                            0.700%      Of the next $2 billion
                                                            0.675%      On amounts in excess of $3 billion
FI International Stock...........       3,945,949           0.860%      Of the first $500 million
                                                            0.800%      Of the next $500 million
                                                            0.750%      On amounts in excess of $1 billion
FI Mid Cap Opportunities.........       6,730,379           0.750%      Of the first $100 million
                                                            0.700%      Of the next $400 million
                                                            0.650%      On amounts in excess of $500 million
FI Value Leaders.................       3,856,710           0.700%      Of the first $200 million
                                                            0.650%      Of the next $300 million
                                                            0.600%      Of the next $1.5 billion
                                                            0.550%      On amounts in excess of $2 billion

                                    MSF-378

METROPOLITAN SERIES FUND, INC.

                                                   MANAGEMENT
                                                 FEES EARNED BY         ANNUAL
                                                METLIFE ADVISERS      PERCENTAGE            BASED ON PORTFOLIOS
                                              FOR THE PERIOD ENDED  RATES PAID TO         AVERAGE DAILY NET ASSET
PORTFOLIO                                      DECEMBER 31, 2005   METLIFE ADVISERS            VALUE LEVELS
---------                                     -------------------- ---------------- ------------------------------------
Franklin Templeton Small Cap Growth..........         852,255           0.900%      Of the first $500 million
                                                                        0.850%      On amounts in excess of $500 million
Harris Oakmark Focused Value.................      12,936,022           0.750%      Of the first $1 billion
                                                                        0.700%      On amounts in excess of $1 billion
Harris Oakmark Large Cap Value...............       4,028,986           0.750%      Of the first $250 million
                                                                        0.700%      On amounts in excess of $250 million
Jennison Growth..............................       5,898,199           0.700%      Of the first $200 million
                                                                        0.650%      Of the next $300 million
                                                                        0.600%      Of the next $1.5 billion
                                                                        0.550%      On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index.........       2,467,453           0.250%      Of all assets
Loomis Sayles Small Cap......................       3,580,773           0.900%      Of the first $500 million
                                                                        0.850%      On amounts in excess of $500 million
MetLife Aggressive Allocation*...............           2,325           0.100%      Of all assets
MetLife Conservative Allocation*.............           4,197           0.100%      Of all assets
MetLife Conservative to Moderate Allocation*.          15,111           0.100%      Of all assets
MetLife Moderate Allocation*.................          29,279           0.100%      Of all assets
MetLife Moderate to Aggressive Allocation*...          21,846           0.100%      Of all assets
MetLife Mid Cap Stock Index..................         884,327           0.250%      Of all assets
MetLife Stock Index..........................      12,015,175           0.250%      Of all assets
MFS Investors Trust..........................         947,619           0.750%      Of all assets
MFS Total Return.............................       2,460,950           0.500%      Of all assets
Morgan Stanley EAFE Index....................       1,175,715           0.300%      Of all assets
Neuberger Berman Mid Cap Value...............       4,044,482           0.700%      Of the first $100 million
                                                                        0.675%      Of the next $250 million
                                                                        0.650%      Of the next $500 million
                                                                        0.625%      Of the next $750 million
                                                                        0.600%      On amounts in excess of $1.6 billion
Oppenheimer Global Equity....................       1,397,667           0.900%      Of the first $50 million
                                                                        0.550%      Of the next $50 million
                                                                        0.500%      Of the next $400 million
                                                                        0.475%      On amounts in excess of $500 million
Russell 2000 Index...........................         970,079           0.250%      Of all assets
Salomon Brothers Strategic Bond Opportunities       2,634,096           0.650%      Of the first $500 million
                                                                        0.550%      On amounts in excess of $500 million
Salomon Brothers U.S. Government.............       2,890,435           0.550%      Of the first $500 million
                                                                        0.450%      On amounts in excess of $500 million
T. Rowe Price Large Cap Growth...............       1,857,536           0.650%      Of the first $50 million
                                                                        0.600%      On amounts in excess of $50 million
T. Rowe Price Small Cap Growth...............       1,751,500           0.550%      Of the first $100 million
                                                                        0.500%      Of the next $300 million
                                                                        0.450%      On amounts in excess of $400 million
Zenith Equity**..............................               0           0.000%      Of all assets

* THE PORTFOLIO OPERATES AS A FUND OF FUNDS BY INVESTING ITS ASSETS IN OTHER PORTFOLIOS OF THE FUND AND SERIES OF MET INVESTORS SERIES TRUST (THE "UNDERLYING PORTFOLIOS"). IN ADDITION TO THE ABOVE MANAGEMENT FEE PAID TO METLIFE ADVISERS, THE PORTFOLIO INDIRECTLY PAYS METLIFE ADVISERS AN INVESTMENT ADVISORY FEE THROUGH ITS INVESTMENTS IN CERTAIN UNDERLYING PORTFOLIOS.
** THE PORTFOLIO OPERATES AS A FUND OF FUNDS BY INVESTING ITS ASSETS IN OTHER PORTFOLIOS OF THE FUND (THE "ZENITH UNDERLYING PORTFOLIOS"). THE PORTFOLIO DOES NOT DIRECTLY PAY METLIFE ADVISERS AN INVESTMENT ADVISORY FEE FOR ITS SERVICES, BUT INDIRECTLY PAYS METLIFE ADVISERS AN INVESTMENT ADVISORY FEE THROUGH ITS INVESTMENTS IN THE ZENITH UNDERLYING PORTFOLIOS.

                                    MSF-379

METROPOLITAN SERIES FUND, INC.

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   MetLife Advisers has entered into various investment subadvisory agreements with respect to the Portfolios. Prior to January 31, 2005, State Street Research & Management Company ("State Street Research"), which until then was a subsidiary of MetLife, Inc., was compensated by MetLife Advisers to provide subadvisory services for BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the period January 1, 2005 through January 31, 2005.

                                                                                    FEES EARNED BY STATE STREET RESEARCH &
                                                                                          MANAGEMENT COMPANY FOR THE
PORTFOLIO                                                                             PERIOD JANUARY 1 THROUGH 31, 2005
---------                                                                           --------------------------------------
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth).....                $323,437
BlackRock Bond Income (formerly State Street Research Bond Income).................                 141,082
BlackRock Diversified (formerly State Street Research Diversified).................                 445,021
BlackRock Investment Trust (formerly State Street Research Investment Trust).......                 516,495
BlackRock Large Cap Value (formerly State Street Research Large Cap Value).........                  41,896
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)                 180,972
BlackRock Money Market (formerly State Street Research Money Market)...............                  42,164
BlackRock Strategic Value (formerly State Street Research Aurora)..................                 386,906

   On January 31, 2005 BlackRock Advisors, Inc. ("BlackRock") succeeded State Street Research as subadviser to these Portfolios and receives compensation for providing subadvisory services thereto.

   MetLife is the investment subadviser for MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index and MetLife Mid Cap Stock Index (the "Index Portfolios"). MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

                                                   FEES EARNED BY
                                                  METLIFE FOR THE
       PORTFOLIO                            YEAR ENDED DECEMBER 31, 2005
       ---------                            ----------------------------
       Lehman Brothers Aggregate Bond Index          $  240,764
       MetLife Mid Cap Stock Index.........              82,826
       MetLife Stock Index.................           1,127,182
       Morgan Stanley EAFE Index...........              91,375
       Russell 2000 Index..................              91,003

   Fidelity Management & Research Company receives compensation for providing subadvisory services for FI Mid Cap Opportunities, FI International Stock and FI Value Leaders. T. Rowe Price Associates Inc. is compensated to provide subadvisory services for T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth. Deutsche Investment Management Americas Inc. was compensated to provide subadvisory services for Scudder Global Equity from January 1, 2005 through April 30, 2005. Effective May 1, 2005, OppenheimerFunds, Inc. became subadviser to this Portfolio, which was renamed Oppenheimer Global Equity and receives compensation for providing subadvisory services thereto. Harris Associates L.P. is compensated to provide subadvisory services for Harris Oakmark Focused Value and Harris Oakmark Large Cap Value. Neuberger Berman Management Inc. is compensated to provide subadvisory services for Neuberger Berman Mid Cap Value, which until May 2005 was named Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for Franklin Templeton Small Cap Growth. Salomon Brothers Asset Management Inc is compensated to provide subadvisory services for Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government. Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for Loomis Sayles Small Cap. Davis Selected Advisers, L.P. is compensated to provide subadvisory services for Davis Venture Value. Massachusetts Financial Services Company is compensated to provide subadvisory services for MFS Investors Trust and MFS Total Return. Capital Guardian Trust Company is compensated to provide subadvisory services for Capital Guardian U.S. Equity. Jennison Associates LLC is compensated to provide subadvisory services for Jennison Growth.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their

                                    MSF-380

METROPOLITAN SERIES FUND, INC.

   affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for promoting or selling, and servicing, the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2005 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five years in the case of BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2005 to April 30, 2006 are as follows:

      PORTFOLIO                                   EXPENSE LIMIT AGREEMENT
      ---------                                   ----------------------
                                                  CLASS A CLASS B CLASS E
                                                  ------- ------- -------
      BlackRock Large Cap Value..................  0.95%   1.20%   1.10%
      Franklin Templeton Small Cap Growth........  1.15%   1.40%   1.30%
      MetLife Conservative Allocation............  0.10%   0.35%   0.25%
      MetLife Conservative to Moderate Allocation  0.10%   0.35%   0.25%
      MetLife Moderate Allocation................  0.10%   0.35%   0.25%
      MetLife Moderate to Aggressive Allocation..  0.10%   0.35%   0.25%
      MetLife Aggressive Allocation..............  0.10%   0.35%   0.25%
      MFS Investors Trust........................  1.00%   1.25%   1.15%

   As of December 31, 2005, the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

                                                  EXPENSES DEFERRED
                                                        IN
                                                  -------------------
                                                   2002        2003
                                                   -------     -------

                                                  (SUBJECT TO REPAYMENT
                                                  UNTIL DECEMBER 31,)
                                                  -------------------
              PORTFOLIO                            2007        2006
              ---------                            -------     -------
              Franklin Templeton Small Cap Growth      --     $69,953
              BlackRock Large Cap Value.......... $40,701          --

   For the year ended December 31, 2005, MetLife Advisers recovered $24,000 from BlackRock Large Cap Value and $30,000 from Franklin Templeton Small Cap Growth.

                                    MSF-381

METROPOLITAN SERIES FUND, INC.

   MANAGEMENT FEE WAIVERS:

   Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006; to reduce its advisory fees set out above under "Investment Management Agreements" for each class of the Portfolios listed below as follows:

                                       ANNUAL
                                     PERCENTAGE
                                        RATE            AVERAGE DAILY NET ASSET
PORTFOLIO                            REDUCTION               VALUE LEVELS
---------                            ---------- ----------------------------------------
BlackRock Bond Income...............   0.025%   Over $1 billion and less than $2 billion
BlackRock Money Market..............   0.005%   First $500 million
                                       0.015%   Next $500 million
Loomis Sayles Small Cap.............   0.050%   All Assets
Lehman Brothers Aggregate Bond Index   0.006%   All Assets
MetLife Mid Cap Stock Index.........   0.007%   All Assets
MetLife Stock Index.................   0.007%   All Assets
Morgan Stanley EAFE Index...........   0.007%   All Assets
Russell 2000 Index..................   0.007%   All Assets
T. Rowe Price Large Cap Growth......   0.015%   First $50 million

   Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust ("MIST"), in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

   If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

   Amounts waived for the period ended December 31, 2005 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2005 are footnoted in the Notes to the Schedule of Investments.

5. REGULATORY MATTERS:

   Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to

                                    MSF-382

METROPOLITAN SERIES FUND, INC.

   those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6. ACQUISITIONS:

   On April 30, 2005, BlackRock Money Market acquired all of the assets of MIST's Money Market Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of BlackRock Money Market (valued at $3.1 million) in exchange for 3,141,377 Class A shares of MIST's Money Market Portfolio (valued at $3.1 million) and 1,944,828 Class B shares of BlackRock Money Market (valued at $194.5 million) in exchange for 194,482,841 Class B shares of MIST's Money Market Portfolio (valued at $194.5 million).

   The Aggregate net assets of BlackRock Money Market and MIST's Money Market Portfolio immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of BlackRock Money Market immediately after the acquisition were $719,971,196.

   On April 30, 2005, Jennison Growth acquired all of the assets of Met/Putnam Voyager pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of Jennison Growth (valued at $48.3 million) in exchange for 11,080,448 Class A shares of Met/Putnam Voyager (valued at $48.3 million); 860,671 Class B shares of Jennison Growth (valued at $8.7 million) in exchange for 2,011,547 Class B shares of Met/Putnam Voyager (valued at $8.7 million) and 1,035,812 Class E shares of Jennison Growth (valued at $10.5 million) in exchange for 2,421,535 Class E shares of Met/Putnam Voyager (valued at $10.5 million).

   The Aggregate net assets of Jennison Growth and Met/Putnam Voyager immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of Jennison Growth immediately after the acquisition were $870,279,855.

7. SUBSEQUENT EVENT:

   On February 1, 2006, the Board of Directors of the Fund approved new Subadvisory Agreements (the "Agreements") with respect to Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government (collectively, the "Salomon Brothers Portfolios") between MetLife Advisers and Western Asset Management Company ("Western Asset"). The Agreements are not subject to shareholder approval and will become effective May 1, 2006. The Advisory Agreements between the Fund, with respect to the Salomon Brothers Portfolios, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change.

   Under the Agreements, Western Asset will become subadviser to the Salomon Brothers Portfolios, succeeding its affiliate, Salomon Brothers Asset Management Inc ("SBAM"), and will become responsible for the day-to-day management of the Salomon Brothers Portfolios' investment operations under the oversight of MetLife Advisers and the Board. The names of the Salomon Brothers Portfolios will be changed to the "Western Asset Management U.S. Government Portfolio" and "Western Asset Management Strategic Bond Opportunities Portfolio" at the time the Agreements take effect.

   On December 13, 2005, the Board approved the acquisition of MFS Investors Trust by the Legg Mason Value Equity Portfolio, a series of MIST, subject to the approval of shareholders of MFS Investors Trust. On or about April 28, 2006, the shareholders of MFS Investors Trust will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of MFS Investors Trust by the Legg Mason Value Equity Portfolio in exchange for shares of the Legg Mason Value Equity Portfolio and the assumption by the Legg Mason Value Equity Portfolio of the liabilities of MFS Investors Trust. If approved by shareholders, the reorganization will close on or about May 1, 2006.

   At meetings held on December 13, 2005 and February 1, 2006, as the case may be, the Board approved the acquisition of certain managed separate accounts and mutual funds that are part of the Travelers business of the MetLife organization (each, a

                                    MSF-383

METROPOLITAN SERIES FUND, INC.

   "Travelers Acquired Fund," and, collectively, the "Travelers Acquired Funds") by certain Portfolios of the Fund (the "Acquiring Portfolios"), subject to the approval of shareholders/unitholders of the Travelers Acquired Funds, as described below. During March or April as set forth in the prospectus/proxy statement of each Travelers Acquired Funds, shareholders/unitholders of the Travelers Acquired Funds will consider the approval of proposed Agreements and Plans of Reorganization providing for the acquisition of all the assets of the Travelers Acquired Portfolios by the Acquiring Portfolios in exchange for shares of the Acquiring Portfolios and the assumption by the Acquiring Portfolios of the liabilities of the Travelers Acquired Portfolios. If approved by such shareholders/unitholders, the reorganizations will close on or about May 1, 2006.


TRAVELERS ACQUIRED FUNDS                                           ACQUIRING PORTFOLIOS
------------------------                                           --------------------
MFS Total Return/1/............................................... MFS Total Return
MFS Mid Cap Growth/1/............................................. BlackRock Aggressive Growth
Salomon Brothers Strategic Total Return Bond/1/................... Salomon Brothers Strategic Bond Opportunities
Van Kampen Enterprise/1/.......................................... Capital Guardian U.S. Equity
Travelers Managed Income/1/....................................... BlackRock Bond Income
Travelers Quality Bond/1/......................................... BlackRock Bond Income
Managed Allocation Series: Conservative/1/........................ MetLife Conservative Allocation
Managed Allocation Series: Moderate-Conservative/1/............... MetLife Conservative to Moderate Allocation
Managed Allocation Series: Moderate/1/............................ MetLife Moderate Allocation
Managed Allocation Series: Moderate-Aggressive/1/................. MetLife Moderate to Aggressive Allocation
Managed Allocation Series: Aggressive/1/.......................... MetLife Aggressive Allocation
Equity Income..................................................... FI Value Leaders
Money Market/2/................................................... BlackRock Money Market
Tactical Growth and Income Stock Account for Variable Annuities/3/ MetLife Stock Index
Tactical Aggressive Stock Account for Variable Annuities/3/....... Mid Cap Stock Index
Tactical Short-Term Bond Account for Variable Annuities/3/........ BlackRock Money Market
Travelers Money Market Account for Variable Annuities/3/.......... BlackRock Money Market
Travelers Quality Bond Account for Variable Annuities/3/.......... BlackRock Bond Income
Large Cap/1/...................................................... FI Large Cap/4/
Strategic Equity/1/............................................... FI Large Cap/4/
High Yield Bond Trust/2/.......................................... Western Asset Management High Yield Bond/4/

   On November 3, 2005, the Board approved an advisory fee increase for MFS Total Return, subject to approval by shareholders of MFS Total Return. On February 1, 2006, the Board approved a subadvisory fee increase for MFS Total Return. The subadvisory and advisory fee increases are contingent on the consummation of the proposed reorganization of the MFS Total Return Portfolio (the "TST Portfolio") of the TST into the Fund's MFS Total Return Portfolio. On or about April 28, 2006, the shareholders of the Fund's MFS Total Return Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf MFS Total Return, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the merger is consummated, the new advisory and subadvisory fee rates will be effective May 1, 2006.

/1/ THE TRAVELERS ACQUIRED FUND IS A SERIES OF THE TRAVELERS SERIES TRUST (THE "TST").
/2/ THE TRAVELERS ACQUIRED FUND IS A STAND-ALONE OPEN-END INVESTMENT COMPANY. /3/ THE TRAVELERS ACQUIRED FUND IS A STAND-ALONE MANAGED SEPARATE ACCOUNT.
/4/ THE ACQUIRING PORTFOLIO WILL BE A NEWLY-ESTABLISHED SERIES OF THE FUND.

                                    MSF-384

METROPOLITAN SERIES FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of the Metropolitan Series Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Aggressive Growth Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Investment Trust Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Money Market Portfolio, BlackRock Strategic Value Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI International Stock Portfolio, FI Mid Cap Opportunities Portfolio, FI Value Leaders Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio, Jennison Growth Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Portfolio, MetLife Aggressive Allocation Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, MFS Total Return Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Mid Cap Value Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Zenith Equity Portfolio (the "Portfolios"), of the Metropolitan Series Fund, Inc. (the "Fund"), as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio of the Metropolitan Series Fund as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 17, 2006

                                    MSF-385

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTES


At a Special Meeting of Shareholders of the Portfolios listed below held on January 18, 2005, the respective shareholders voted for the following proposals:

                                                                                       FOR      AGAINST   ABSTAIN     TOTAL
                                                                                   ----------- --------- --------- -----------
1. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,355,791 1,991,761 3,330,752  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
2. To approve, with respect to the BlackRock Aggressive Growth Portfolio            44,225,435 2,055,700 3,397,169  49,678,304
   (formerly State Street Research Aggressive Growth Portfolio), a new
   subadvisory agreement between MetLife Advisers, LLC and BlackRock
   Advisors, Inc.
3. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,487,407 4,495,415 7,708,906 125,691,729
   Street Research Diversified Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
4. To approve, with respect to the BlackRock Diversified Portfolio (formerly State 113,282,430 4,588,705 7,820,594 125,691,729
   Street Research Diversified Portfolio), a new subadvisory agreement between
   MetLife Advisers, LLC and BlackRock Advisors, Inc.
5. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,915,308   227,791   347,809   8,490,908
   State Street Research Large Cap Value Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
6. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly     7,859,406   269,482   362,020   8,490,908
   State Street Research Large Cap Value), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
7. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,524,910 2,039,216 2,169,045  51,733,171
   State Street Research Aurora Portfolio), a new advisory agreement between
   MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
8. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly    47,017,409 2,163,000 2,552,763  51,733,171
   State Street Research Aurora Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
9. To approve, with respect to the BlackRock Investment Trust Portfolio             65,652,698 3,116,097 4,808,317  73,577,112
   (formerly State Street Research Investment Trust Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.
10. To approve, with respect to the BlackRock Investment Trust Portfolio            65,446,060 3,221,430 4,949,622  73,617,112
    (formerly State Street Research Investment Trust Portfolio), a new
    subadvisory agreement between MetLife Advisers, LLC and BlackRock
    Advisors, Inc.
11. To approve, with respect to the BlackRock Bond Income Portfolio (formerly        8,050,317   255,325   635,059   8,940,701
    State Street Research Bond Income Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.

                                    MSF-386

METROPOLITAN SERIES FUND, INC.

                                                                                          FOR      AGAINST   ABSTAIN    TOTAL
                                                                                       ---------- --------- --------- ----------
12. To approve, with respect to the BlackRock Legacy Large Cap Growth Portfolio        25,955,422 1,032,724 2,053,809 29,041,955
    (formerly State Street Research Large Cap Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.
13. To approve, with respect to the BlackRock Money Market Portfolio (formerly          5,118,585   130,666   347,371  5,596,622
    State Street Research Money Market Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.



At a Special Meeting of Shareholders of the Met/Putnam Voyager Portfolio held on April 29, 2005, the shareholders voted for the following proposal:

                                                                                           FOR     AGAINST ABSTAIN   TOTAL
                                                                                        ---------- ------- ------- ----------
1. To approve an Agreement and Plan of Reorganization with respect to the acquisition   14,236,536 248,767 655,504 15,140,807
   of Met/Putnam Voyager Portfolio by Jennison Growth Portfolio, each a Portfolio of the Metropolitan Series Fund, Inc.

                                    MSF-387

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS


The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.




                                CURRENT
                              POSITION(S)        POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER
NAME, ADDRESS AND AGE          WITH FUND         HELD SINCE  DIRECTORSHIPS/(2)/
---------------------   ------------------------ ----------  ------------------
Hugh C. McHaffie         Director, Chairman of      2003     Senior Vice President, MetLife (since 2000), MetLife Group,
Metropolitan Life       the Board, President and             Inc. (since 2003); Manager, Chair of the Board of Managers,
Insurance Company       Chief Executive Officer              President and Chief Executive Officer, MetLife Advisers,
501 Boylston Street                                          since 2003; Chairman of the Board (since 2004) and Director
Boston, MA 02116                                             (since 2003), Enterprise General Insurance Agency, Inc.;
Age: 47                                                      Director (since 2002) and Executive Vice President (since
                                                             2003), First MetLife Investors Insurance Company, MetLife
                                                             Investors Insurance Company, MetLife Investors Insurance
                                                             Company of California, MetLife Investors; Director (since
                                                             2004) and Senior Vice President (since 1999), NELICO;
                                                             Director, Cova Corporation (since 2000), General American
                                                             (since 2004), Omega Reinsurance Corporation (since 2003);
                                                             Director (since 2005), Travelers Asset Management
                                                             International Company LLC, Travelers Investment Adviser,
                                                             Inc.; Director and Chairman (since 2005), CitiStreet Funds,
                                                             Inc.; Senior Vice President (since 2005), The Travelers
                                                             Insurance Company, The Travelers Life and Annuity Company,
                                                             Citicorp Life Insurance Company, First Citicorp Life
                                                             Insurance Company; formerly, Senior Vice President, New
                                                             England Zenith Fund ("Zenith Fund")**.
Arthur G. Typermass             Director            1998     Formerly, Senior Vice-President and Treasurer, MetLife,
43 Chestnut Street                                           1997-1998.
Garden City, NY 11530
Age: 68

                                                               NUMBER OF
                                                             PORTFOLIOS IN
                                                                 FUND
                                                                COMPLEX
PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
------------------                                           -------------
Senior Vice President, MetLife (since 2000), MetLife Group,       38
Inc. (since 2003); Manager, Chair of the Board of Managers,
President and Chief Executive Officer, MetLife Advisers,
since 2003; Chairman of the Board (since 2004) and Director
(since 2003), Enterprise General Insurance Agency, Inc.;
Director (since 2002) and Executive Vice President (since
2003), First MetLife Investors Insurance Company, MetLife
Investors Insurance Company, MetLife Investors Insurance
Company of California, MetLife Investors; Director (since
2004) and Senior Vice President (since 1999), NELICO;
Director, Cova Corporation (since 2000), General American
(since 2004), Omega Reinsurance Corporation (since 2003);
Director (since 2005), Travelers Asset Management
International Company LLC, Travelers Investment Adviser,
Inc.; Director and Chairman (since 2005), CitiStreet Funds,
Inc.; Senior Vice President (since 2005), The Travelers
Insurance Company, The Travelers Life and Annuity Company,
Citicorp Life Insurance Company, First Citicorp Life
Insurance Company; formerly, Senior Vice President, New
England Zenith Fund ("Zenith Fund")**.
Formerly, Senior Vice-President and Treasurer, MetLife,           38
1997-1998.



NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act).

                                                                                                                   NUMBER OF
                                                                                                                 PORTFOLIOS IN
                                                                                                                     FUND
                              CURRENT                                                                               COMPLEX
                            POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
NAME, ADDRESS AND AGE        WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
---------------------   -   ----------- ----------  ------------------                                           -------------
Steve A. Garban+             Director      1993     Formerly, Chief Financial Officer, Senior Vice President          38
226 Harris Drive                                    Finance and Operations and Treasurer (Emeritus), The
State College, PA 16801                             Pennsylvania State University.
Age: 68
Linda B. Strumpf             Director      2000     Vice President and Chief Investment Officer, Ford                 38
Ford Foundation                                     Foundation.
320 E. 43/rd/ Street
New York, NY 10017
Age: 58

                                    MSF-388

METROPOLITAN SERIES FUND, INC.

                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                      FUND
                               CURRENT                                                                               COMPLEX
                             POSITION(S) POSITION(S) PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS, INCLUDING OTHER   OVERSEEN BY
NAME, ADDRESS AND AGE         WITH FUND  HELD SINCE  DIRECTORSHIPS/(2)/                                           DIRECTOR/(3)/
---------------------        ----------- ----------  -----------------------------------------------------------  -------------
Michael S. Scott Morton+      Director      1993     Jay W. Forrester Professor of Management (Emeritus) at            38
Massachusetts Institute of                           Sloan School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 68
H. Jesse Arnelle              Director      2001     Counsel, Womble Carlyle Sandrie & Rice; Director, Textron         38
400 Urbano Drive                                     Inc. (global multi-industry company)*; formerly, Director,
San Francisco, CA 94127                              Gannet Co. Inc. (diversified news and information
Age: 72                                              company)*; formerly, Director, Eastman Chemical Company
                                                     (global chemical company)*; formerly, Director, Waste
                                                     Management, Inc.*; Director, Armstrong Holdings Inc.
                                                     (parent company of floor and ceiling products business)*;
                                                     Director, FPL Group Inc. (public utility holding company)*;
                                                     Director, URS Corporation (engineering design services
                                                     firm)*.
Nancy Hawthorne               Director      2003     Director and Chairman of the Board, Avid Technologies             38
60 Hyslop Road                                       (computer software company)*; formerly, Board of Advisors,
Brookline, MA 02445                                  L. Knife & Sons, Inc. (beverage distributor); Chief
Age: 54                                              Executive Officer, Clerestory LLC (corporate financial
                                                     advisor); formerly, Trustee, Zenith Fund**; formerly, Chief
                                                     Executive Officer and Managing Partner, Hawthorne, Krauss
                                                     and Associates (corporate financial advisor); formerly,
                                                     Chief Financial Officer and Executive Vice President,
                                                     Continental Cablevision, subsequently renamed MediaOne
                                                     (cable television company); formerly, Director, Life F/X,
                                                     Inc.; formerly, Chairman of the Board, WorldClinic
                                                     (distance medicine company); formerly, Director, Perini
                                                     Corporation (construction)*; formerly, Director, CGU
                                                     (property and casualty insurance company); formerly,
                                                     Director, Beacon Power Corporation (energy)*.
John T. Ludes                 Director      2003     Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman,        38
57 Water Street                                      President and Chief Operating Officer, Fortune
Marion, MA 02738                                     Brands/American Brands (global conglomerate); formerly,
Age: 69                                              President and CEO, Acushnet Company (athletic equipment).

OFFICERS/(1)/

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           --- ----------- ----------  -----------------------------------------------------------
Jeffrey P. Halperin        38    Interim      2005     Assistant Vice President, MetLife Group, Inc., since 2003;
Metropolitan Life                 Chief                Assistant Vice President, MetLife, since 2002.
Insurance Company              Compliance
One MetLife Plaza                Officer
27-01 Queens Plaza North
Long Island City, NY 11101
John F. Guthrie, Jr.       62  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers; Vice
MetLife Advisers, LLC           President              President, MetLife; Vice President, NELICO; Vice President,
501 Boylston Street                                    Met Investors Advisory, LLC, since 2005; Vice President,
Boston, MA 02116                                       CitiStreet Funds, Inc., since 2005; formerly, Senior Vice
                                                       President, Zenith Fund**.
Alan C. Leland             53  Senior Vice    2005     Treasurer and Chief Financial Officer, MetLife Advisers,
MetLife Advisers, LLC           President              LLC; Treasurer, Met Investors Advisory, LLC, since 2002;
501 Boylston Street                                    Vice President, MetLife Group, Inc., since 2003; Vice
Boston, MA 02116                                       President, MetLife; Senior Vice President, NELICO;
                                                       President, CitiStreet Funds, Inc., since 2005. Assistant
                                                       Treasurer, Travelers Asset Management International Company
                                                       LLC and Travelers Investment Adviser, Inc., since 2005.

                                    MSF-389

METROPOLITAN SERIES FUND, INC.

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           --- ----------- ----------  -----------------------------------------------------------
Peter Duffy                50     Vice        2000     Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC           President              1998; Senior Vice President; NELICO; Vice President,
501 Boylston Street                and                 MetLife; Vice President, Travelers Asset Management
Boston, MA 02116                Treasurer              International Company LLC and Travelers Investment Adviser,
                                                       Inc., since 2005; Treasurer and Chief Financial Officer,
                                                       Travelers Series Trust, since 2005; Treasurer, Chief
                                                       Financial Officer and Chief Accounting Officer, CitiStreet
                                                       Funds, Inc., since 2005; formerly, Vice President and
                                                       Treasurer, Zenith Fund**.
Thomas M. Lenz             47     Vice        2002     General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC           President              1998; Assistant General Counsel, MetLife; Secretary and
501 Boylston Street                and                 Chief Legal Officer, CitiStreet Funds, Inc., since 2005;
Boston, MA 02116                Secretary              formerly, Vice President and Secretary, Zenith Fund**.
Thomas C. McDevitt         50     Vice        2002     Vice President, CitiStreet Funds, Inc., since 2005.
MetLife Advisers, LLC           President              Formerly, Vice President, Zenith Fund**.
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones        50     Vice        2000     Assistant Vice President, since 1998; formerly, Director,
Metropolitan Life               President              MetLife.
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004. (+)Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)Positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.
(3)The Fund Complex includes the Fund (37 Portfolios) and Met Series Fund II (1 Portfolio).

                                    MSF-390

METROPOLITAN SERIES FUND, INC.

 BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS--UNAUDITED


The Fund's Contract Review Committees of the Board of Directors typically meet once each year, usually in early fall, to review the Portfolios' advisory agreements (the "Advisory Agreements") and sub-advisory agreements (the "Subadvisory Agreements," and, together with the Advisory Agreement, the "Agreements") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Subsequent to the initial approval of an Agreement for a new Portfolio or with a new adviser or Subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and interviews regularly various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the Subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds' investment adviser, believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items,
(i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios' performance benchmarks,
(ii) information on the Portfolios' advisory and subadvisory fees and other expenses, including information comparing the Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the Subadvisers, and potential "fall-out" or ancillary benefits that MetLife Advisers, the Subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the Subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers' and the Subadvisers' financial results and condition, (vii) each Portfolio's investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant Subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios' brokerage, if any, including allocations to brokers affiliated with the Subadvisers and the use of "soft" commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the Subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the Subadvisers.

Following meetings of each Contract Review Committee in October, 2005, at its November 3, 2005 meeting, the Board of Directors approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements (together with the Advisory Agreements, the "Continued Agreements") for each of the following Portfolios:

          PORTFOLIOS FOR WHICH CONTINUATION OF SUBADVISORY AGREEMENTS
                           APPROVED AT NOVEMBER 3, 2005 MEETING
                           -------------------------
                          Capital Guardian U.S. Equity
                              Davis Venture Value
                             FI International Stock
                            FI Mid Cap Opportunities
                                FI Value Leaders
                      Franklin Templeton Small Cap Growth
                          Harris Oakmark Focused Value
                         Harris Oakmark Large Cap Value
                                Jennison Growth
                      Lehman Brothers Aggregate Bond Index
                            Loomis Sayles Small Cap
                          MetLife Mid Cap Stock Index
                              MetLife Stock Index
                              MFS Investors Trust
                                MFS Total Return
                           Morgan Stanley EAFE Index
                         Neuberger Berman Mid Cap Value
                               Russell 2000 Index
                         T. Rowe Price Large Cap Growth
                         T. Rowe Price Small Cap Growth

                                    MSF-391

METROPOLITAN SERIES FUND, INC.

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE RELEVANT PORTFOLIOS UNDER THE CONTINUED AGREEMENTS. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant Subadvisers (if any) and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is
(i) ultimately responsible for the performance of such Portfolios;
(ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of Subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of Subadvisers; and
(iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the Subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered the portfolio management services of MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

INVESTMENT PERFORMANCE OF THE RELEVANT PORTFOLIOS. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party's methodology for identifying a Portfolio's peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio (if any) that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio's Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio's performance, although lagging in certain recent periods, was stronger over the longer term;
(ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio's investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio's investment objective(s) and policies; (iii) that the Portfolio's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant Subadviser (if any) had taken or was taking steps designed to help improve the Portfolio's investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE PORTFOLIOS. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios for which the Board considered the relevant Subadvisory Agreements, by such Subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to the Portfolio. The Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the Subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of

                                    MSF-392

METROPOLITAN SERIES FUND, INC.

the relevant Portfolios, the expense levels of such Portfolios, and whether the relevant Advisers had implemented breakpoints, Fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

ECONOMIES OF SCALE. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps or fee waivers. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant Subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

OTHER FACTORS. The Directors also considered other factors, which included but were not limited to the following:

  . the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

  . the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

  . so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through November 30, 2006.

CERTAIN MATTERS RELATING TO THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO AND SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO. On June 23, 2005, Citigroup Inc., the parent company of SBAM, agreed to sell substantially all of its asset management business, including SBAM, to Legg Mason Inc. ("Legg Mason"). SBAM is the subadviser to the Salomon Brothers Portfolios, and the consummation of the aforementioned transaction would result in a change of control of SBAM and the automatic termination of the Salomon Brothers Portfolios' subadvisory agreements. In connection with the anticipated change of control of SBAM, the Board approved new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios at a special meeting of the Board held on October 6, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios, the Board met with a representative from SBAM and received information regarding the proposed transaction, Legg Mason and its asset management affiliates, and Legg Mason's plans for SBAM after the closing of the transaction. In approving the new subadvisory agreements, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' previous subadvisory agreement; and

  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the new subadvisory agreements between MetLife Advisers and SBAM for the Salomon Brothers Portfolios.

                                    MSF-393

METROPOLITAN SERIES FUND, INC.

CERTAIN MATTERS RELATING TO THE MFS TOTAL RETURN PORTFOLIO. On December 13, 2005, the Board approved the proposed reorganization of the MFS Total Return Portfolio (the "TST Portfolio") of the TST into the Fund's MFS Total Return Portfolio (the "Acquiring Portfolio") (the "MFS Total Return Reorganization"). The TST's Board of Trustees approved the MFS Total Return Reorganization on behalf of the TST Portfolio at a meeting held on November 10, 2005 and recommended that the MFS Total Return Reorganization be submitted to the TST Portfolio's shareholders for approval. The Acquiring Portfolio's shareholders are not required to approve the MFS Total Return Reorganization. If approved by the TST Portfolio's shareholders, the MFS Total Return Reorganization is expected to close on May 1, 2006.

Massachusetts Financial Services Company ("MFS"), subadviser to both the TST Portfolio and the Acquiring Portfolio, has informed the Fund that it is not willing to subadvise the Acquiring Portfolio at its current subadvisory fee schedule past May 1, 2006. In connection therewith, MFS informed the Fund that, should the MFS Total Return Reorganization be consummated, it would be willing to continue to subadvise the Acquiring Portfolio after May 1, 2006 at the new subadvisory fee rates shown in the table below. At the same time, MetLife Advisers informed the Fund that, should the subadvisory fee schedule for the Acquiring Portfolio be increased as described below, MetLife Advisers would seek an increase in the advisory fee schedule for the Acquiring Portfolio after May 1, 2006 to the levels shown below.

          SUBADVISORY FEE SCHEDULE           SUBADVISORY FEE SCHEDULE
            PRIOR TO MAY 1, 2006            EFFECTIVE MAY 1, 2006/(1)/
     ---------------------------------- ----------------------------------
         ANNUAL      AVERAGE DAILY NET      ANNUAL      AVERAGE DAILY NET
     PERCENTAGE RATE ASSET VALUE LEVELS PERCENTAGE RATE ASSET VALUE LEVELS
     --------------- ------------------ --------------- ------------------
          0.25%      First $50 million       0.35%      First $250 million
          0.20%      Over $50 million        0.30%       Next $1 billion
                                             0.25%      Next $250 million
                                             0.20%      Over $1.5 billion

           ADVISORY FEE SCHEDULE              ADVISORY FEE SCHEDULE
            PRIOR TO MAY 1, 2006            EFFECTIVE MAY 1, 2006/(2)/
     ---------------------------------- ----------------------------------
         ANNUAL      AVERAGE DAILY NET      ANNUAL      AVERAGE DAILY NET
     PERCENTAGE RATE ASSET VALUE LEVELS PERCENTAGE RATE ASSET VALUE LEVELS
     --------------- ------------------ --------------- ------------------
          0.50%          All Assets          0.60%      First $250 million
                                             0.55%      Next $500 million
                                             0.50%      Over $750 million

/(1)/ SUBJECT TO CONSUMMATION OF THE MFS TOTAL RETURN REORGANIZATION.

/(2)/ SUBJECT TO CONSUMMATION OF THE MFS TOTAL RETURN REORGANIZATION AND SHAREHOLDER APPROVAL OF THE ADVISORY FEE INCREASE.

In order to retain MFS as subadviser to the Acquiring Portfolio, at meetings held on November 3, 2005 and February 1, 2006, the Board approved the subadvisory fee increase and, subject to the approval of shareholders of the Acquiring Portfolio, the advisory fee increase, for the Acquiring Portfolio, as described above. The subadvisory and advisory fee increases are contingent on the consummation of the MFS Total Return Reorganization. On or about April 28, 2006, the shareholders of the Acquiring Portfolio will consider the approval of a proposed amendment to the Advisory Agreement between the Fund, on behalf the Acquiring Portfolio, and MetLife Advisers providing for the increase in advisory fee. If the amendment is approved by shareholders and the MFS Total Return Reorganization is consummated, the new advisory and subadvisory fee rates will take effect May 1, 2006.

In approving amended advisory and subadvisory agreements for the Acquiring Portfolio, which include the increased advisory and subadvisory fee schedules and under which MetLife Advisers and MFS would continue to act as adviser and subadviser to the Acquiring Portfolio, the Board considered the factors described above with respect to the Portfolios, as relevant. In addition to these factors, the Board also considered:

  . That, in order to retain MFS as subadviser to the Acquiring Portfolio following the consummation of the MFS Total Return Reorganization, the subadvisory fee increase was necessary and that, in order to avoid penalizing MetLife Advisers for such increase, the advisory fee should be adjusted as described above;

  . That the advisory and subadvisory fee schedules under the Acquiring Portfolio's current advisory and subadvisory agreements are below market levels;

  . That, following the MFS Total Return Reorganization, total expenses for the Acquiring Portfolio are expected to decrease by a greater amount than the advisory fee increase under the amended advisory agreement, though no assurances can be given that any such expense decrease will in fact be realized; and

                                    MSF-394

METROPOLITAN SERIES FUND, INC.

  . That, other than the fee schedule changes, the amended advisory and subadvisory agreements are substantially similar to the Acquiring Portfolio's current advisory and subadvisory agreements.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve (i) the amended subadvisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to consummation of the MFS Total Return Reorganization, and (ii) the amended advisory agreement with respect to the Acquiring Portfolio, to take effect May 1, 2006, subject to approval by shareholders of the Acquiring Portfolio and consummation of the MFS Total Return Reorganization.

                                    MSF-395

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and
(ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

                                    MSF-396

METROPOLITAN SERIES FUND, INC.

Pro Forma Combining Financial Statements (Unaudited)
December 31, 2005

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, U.S. Government Portfolio ("U.S. Government") in exchange for shares of Salomon Brothers U.S. Government Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Salomon Brothers U.S. Government, and the results of operations of Salomon Brothers U.S. Government for pre-combination periods will not be restated.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the U.S. Government Portfolio and Salomon Brothers U.S. Government, as though the reorganization occurred as of December 31, 2005.

The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2005 as though the reorganization occurred as of the beginning of the period.

The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the U.S. Government Portfolio and Salomon Brothers U.S. Government, which are incorporated by reference in the Statement of Additional Information.

PRO FORMA STATEMENT OF INVESTMENTS AS OF 12/31/05 (UNAUDITED)

                               TST U.S. GOV'T         MSF SB U.S. GOV'T                     COMBINED PROFORMA
                                 SECURITIES               SECURITIES         PROFORMA    MSF SB U.S. GOVERNMENT
                           ----------------------  -----------------------  ----------- ------------------------
SECURITY DESCRIPTION       PAR AMOUNT    VALUE       SHARES       VALUE     ADJUSTMENTS   SHARES        VALUE
--------------------       ---------- -----------  ----------- -----------  ----------- ----------- ------------
DOMESTIC BONDS & DEBT
  SECURITIES..............                   16.2%                                                           4.4%
COLLATERALIZED MORTGAGE
  OBLIGATIONS
Credit Suisse First
  Boston Mortgage
  Securities Corp.,
  Series 2004-C5, Class
  AJ 4.889%,
  due 11/15/37............  2,680,000 $ 2,602,895                                         2,680,000 $  2,602,895
Financing Corp. (FICO)
  Strips, Series 13
  5.229%, due 06/27/11.... 13,949,000  10,846,938                                        13,949,000   10,846,938
GE Capital Commercial
  Mortgage Corp. 5.333%,
  due 11/10/45............  3,000,000   3,038,373                                         3,000,000    3,038,373
JP Morgan Chase
  Commercial Mortgage
  Securities Corp.
   Series 2004-CBX,
     Class AJ4.951%, due
     01/12/37.............  4,950,000   4,832,759                                         4,950,000    4,832,759
   Series 2005-
     CB124.948%, due
     09/12/37.............  6,350,000   6,221,389                                         6,350,000    6,221,389
   Series 2005-LDP4,
     Class AM4.999%, due
     10/15/42.............  1,250,000   1,226,771                                         1,250,000    1,226,771
LB-UBS Commercial
  Mortgage Trust, Series
  2004-C8, Class AJ
  4.858%, due 12/15/39....  5,500,000   5,338,754                                         5,500,000    5,338,754
Residential Funding
  Mortgage Securities
  4.750%, due 12/25/18....  3,755,994   3,660,922                                         3,755,994    3,660,922
Resolution Funding Corp.
  Strips 3.447%, due
  01/15/21................ 10,000,000   4,901,900                                        10,000,000    4,901,900
                                      -----------              -----------                          ------------
TOTAL DOMESTIC BONDS &
  DEBT SECURITIES.........             42,670,701                        0                            42,670,701
                                      -----------              -----------                          ------------
U. S. GOVERNMENT AGENCY
  MORTGAGE BACKED
  SECURITIES..............                   34.4%                    73.0%                                 62.5%
Federal Home Loan Bank
  5.800%, due 9/02/08.....                           1,000,000   1,025,080                1,000,000    1,025,080
Federal Home Loan
  Mortgage Corp.
   4.000%, due 05/01/19...    201,624     192,452                                           201,624      192,452
   4.500%, due 04/01/33-
     04/01/35.............  4,179,948   3,942,688      182,747     166,171                4,362,695    4,108,859
   5.000%, due 08/01/19-
     10/01/35............. 13,006,884  12,666,519                                        13,006,884   12,666,519
   5.500% due 01/15/23....                           6,708,206     259,662                6,708,206      259,662
   6.000%, due 10/01/10
     - 11/01/28...........                             277,891     281,350                  277,891      281,350
   6.500%, due 08/01/13
     - 07/01/26...........                              86,562      88,968                   86,562       88,968
   7.000%, due 07/01/11...                              10,631      11,033                   10,631       11,033
   7.500%, due 05-01/07
     - 05/01/32...........    395,536     415,208        2,810       2,866                  398,346      418,074
   8.000%, due 12/01/19
     - 09/01/30...........     35,972      38,376       68,595      72,991                  104,567      111,367
   8.250%, due 04/01/17...                               2,135       2,283                    2,135        2,283
   8.500%, due 06/15/21...    310,152     310,567                                           310,152      310,567
   9.000%, due 10/01/17...                              12,939      13,498                   12,939       13,498
   5.000%, due TBA (a)(b).                          87,000,000  84,199,644               87,000,000   84,199,644
   5.500%, due TBA (a)(b).  2,800,000   2,774,626   50,000,000  49,531,250               52,800,000   52,305,876
   6.000%, due TBA (a)(b).                          27,900,000  28,170,295               27,900,000   28,170,295

Federal National
  Mortgage Association
   4.000%, due 08/01/19-
     05/01/33.............  2,510,684   2,357,356                                         2,510,684    2,357,356
   4.500%, due 05/01/19-
     04/01/20.............  5,924,070   5,774,316                                         5,924,070    5,774,316
   4.819%, due 01/25/43
     (c)..................                           1,858,740   1,886,466                1,858,740    1,886,466
   5.000%, due 10/01/20-
     11/01/35............. 16,787,292  16,285,237                                        16,787,292   16,285,237
   5.500%, due 09/01/24-
     12/01/35.............  5,691,257   5,677,234    4,761,197   4,715,569               10,452,454   10,392,803
   5.827%, due 02/17/09
     (c)..................                           2,000,000   1,947,100                2,000,000    1,947,100
   6.000%, due 04/01/35... 11,683,728  11,804,822                                        11,683,728   11,804,822
   6.250%, due 05/15/29...  3,000,000   3,545,580                                         3,000,000    3,545,580
   6.500%, due 06/01/08
     - 05/01/32...........    769,896     790,987    1,200,140   1,233,459                1,970,036    2,024,446
   6.527%, due 05/25/30
     (c)..................                             595,826     614,515                  595,826      614,515
   7.000%, due 12/01/14
     - 01/01/34...........                           1,707,189   1,780,937                1,707,189    1,780,937
   8.000%, due 05/01/28
     - 07/01/32...........                             743,462     794,699                  743,462      794,699
   11.500%, due 09/01/19..                               1,047       1,147                    1,047        1,147
   12.000%, due 10/01/15
     - 01/15/16...........                              50,935      58,077                   50,935       58,077
   12.500%, due 09/20/15
     - 01/15/16...........                              46,473      51,416                   46,473       51,416
   62.090%, due 12/28/28
     (c)..................                                  43          43                       43           43
   7.500%, due 02/01/16-
     01/01/31.............    282,620     296,956       76,832      80,522                  359,452      377,478
   5.000%, due TBA (a)(b).                         113,325,000 109,783,594              113,325,000  109,783,594
   5.500%, due TBA (a)(b). 13,750,000  13,616,790  133,000,000 132,068,450              146,750,000  145,685,240
   6.000%, due TBA (a)(b).                          62,000,000  62,622,784               62,000,000   62,622,784
   6.500%, due TBA (a)(b).                          32,000,000  32,820,000               32,000,000   32,820,000

Government National
  Mortgage Assoc.
   5.500%, due 09/15/34-
     12/15/35.............  9,999,002  10,070,858                                         9,999,002   10,070,858
   6.500%, due 08/15/34...                           1,074,536   1,121,719                1,074,536    1,121,719
   7.500%, due 01/15/29
     - 09/15/30...........                             156,978     165,418                  156,978      165,418
   8.500%, due 03/15/18
     - 06/15/25...........     55,247      59,908      210,879     229,627                  266,126      289,535
   9.000%, due 08/15/08
     - 12/15/16...........    203,813     213,897       32,759      35,460                  236,572      249,357
                                      -----------              -----------                          ------------
TOTAL U. S. GOVERNMENT
  AGENCY MORTGAGE BACKED
  SECURITIES..............             90,834,377              515,836,093                           606,670,470
                                      -----------              -----------                          ------------

                       See notes to financial statements

                           TST U.S. GOV'T               MSF SB U.S. GOV'T                           COMBINED PROFORMA
                             SECURITIES                    SECURITIES             PROFORMA       MSF SB U.S. GOVERNMENT
                     --------------------------  ------------------------------  ----------- ------------------------------
SECURITY DESCRIPTION  PAR AMOUNT       VALUE         SHARES           VALUE      ADJUSTMENTS     SHARES           VALUE
-------------------- ------------  ------------  --------------  --------------  ----------- --------------  --------------
U. S. GOVERNMENT &
  AGENCY OBLIGATIONS                       47.8%                           18.2%                                       26.3%
National Archives
  Facility Trust,
  COP 8.500%, due
  09/01/19..........    5,442,361     6,722,534                                                   5,442,361       6,722,534
Tennessee Valley
  Authority, 2000,
  Series G 7.125%,
  due 05/01/30......    9,000,000    11,732,877                                                   9,000,000      11,732,877

U.S. Treasury Bond
   4.500%, due
     11/15/15.......    8,500,000     8,572,386                                                   8,500,000       8,572,386
   8.875%, due
     02/15/19.......    7,200,000    10,240,877                                                   7,200,000      10,240,877
   6.250%, due
     08/15/23.......   22,500,000    26,875,215                                                  22,500,000      26,875,215
   6.875%, due
     08/15/25.......    1,500,000     1,932,188                                                   1,500,000       1,932,188
   5.250%, due
     11/15/28.......   12,685,000    13,839,538                                                  12,685,000      13,839,538
U.S. Treasury Notes
   2.875%, due
     11/30/06.......                                 15,000,000      14,791,995                  15,000,000      14,791,995
   3.375%, due
     11/15/08 -
     10/15/09.......                                 21,500,000      20,885,526                  21,500,000      20,885,526
   4.000%, due
     04/15/10.......                                 50,000,000      49,273,450                  50,000,000      49,273,450
   4.125%, due
     05/15/15.......   28,800,000    28,177,891                                                  28,800,000      28,177,891
   4.250%, due
     08/15/15.......                                 30,000,000      29,612,100                  30,000,000      29,612,100
   4.500%, due
     11/15/15.......                                 14,000,000      14,114,842                  14,000,000      14,114,842
U.S. Treasury Strip
   3.725%, due
     11/15/09.......    7,500,000     6,317,797                                                   7,500,000       6,317,797
   3.230%, due
     02/15/27.......   28,000,000    10,605,700                                                  28,000,000      10,605,700
   2.949%, due
     11/15/27.......    3,000,000     1,102,521                                                   3,000,000       1,102,521
                                   ------------                  --------------                              --------------
TOTAL U.S.
  GOVERNMENT &
  AGENCY OBLIGATIONS                126,119,524                     128,677,913                                 254,797,437
                                   ------------                  --------------                              --------------
SHORT-TERM
  INVESTMENT........                        7.2%                           78.8%                                       59.4%
DISCOUNT NOTES
Federal Farm Credit
  Bank..............
   3.400%, due
     01/03/06.......                                 50,000,000      49,990,555                  50,000,000      49,990,555
   3.520%, due
     01/05/06.......                                 35,000,000      34,986,311                  35,000,000      34,986,311
   3.620%, due
     01/10/06.......                                 20,000,000      19,981,900                  20,000,000      19,981,900
   3.750%, due
     01/12/06.......                                 25,000,000      24,971,354                  25,000,000      24,971,354
   4.120%, due
     01/12/06.......                                 50,000,000      49,937,056                  50,000,000      49,937,056

Federal Home Loan
  Bank 4.150%, due
  01/12/06..........                                 50,000,000      49,936,597                  50,000,000      49,936,597

REPURCHASE
  AGREEMENTS
Goldman Sachs
  Repurchase
  Agreement dated
  12/30/05 at
  4.260% to be
  repurchased at
  $154,922,295 on
  01/03/06,
  collateralized by
  $160,000,000
  Federal Home Loan
  Mortgage Corp.
  4.110% due
  02/16/10 with a
  value of
  $157,800,000......                                154,849,000     154,849,000                 154,849,000     154,849,000
State Street Bank &
  Trust Co.,
  Repurchase
  Agreement, dated
  12/30/05 at 2.80%
  to be repurchased
  at $18,960,897 on
  01/03/06
  collateralized by
  $17,265,000 U.S.
  Treasury Bond
  10.375% due
  11/15/12 with a
  value of
  $19,336,800.......   18,955,000    18,955,000                                                  18,955,000      18,955,000
U.S. TREASURY
United States
  Treasury Bills
   3.525%, due
     01/12/06.......                                 13,200,000      13,185,782                  13,200,000      13,185,782
   3.545%, due
     01/12/06.......                                 72,700,000      72,621,252                  72,700,000      72,621,252
   3.550%, due
     01/12/06.......                                 31,600,000      31,565,723                  31,600,000      31,565,723
   4.000%, due
     01/12/06.......                                 55,000,000      54,932,778                  55,000,000      54,932,778
                                                                 --------------                              --------------

TOTAL SHORT TERM
  INVESTMENTS.......                 18,955,000                     556,958,308                                 575,913,308
                                   ------------                  --------------                              --------------
                                          105.6%
TOTAL INVESTMENTS... (Cost                       (Cost                                       (Cost
                     $276,074,513)  278,579,602  $1,199,864,863)  1,201,472,314              $1,475,939,376)  1,480,051,916
                                   ------------                  --------------                              --------------
Other Assets and
  Liabilities (net).                (14,879,929)                   (495,102,448)   (93,017)                    (510,075,394)
                                   ------------                  --------------   --------                   --------------
TOTAL NET ASSETS....               $263,699,673                  $  706,369,866   $(93,017)                  $  969,976,522
                                   ============                  ==============   ========                   ==============
--------
(a) This security is traded on a "to-be-announced" basis.
(b) All or a portion of this security is acquired mortgage dollar roll agreement.
(c) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2005

FUTURES CONTACTS
                                                                                                     UNREALIZED
FUTURES CONTRACTS    EXPIRATION NUMBER OF CONTRACT NUMBER OF   CONTRACT             VALUATION AS OF APPRECIATION/
LONG                    DATE    CONTRACTS  AMOUNT  CONTRACTS    AMOUNT                12/31/2005    DEPRECIATION
-----------------    ---------- --------- -------- --------- ------------           --------------- -------------
U.S. Treasury Notes
  2 Year Futures     3/31/2006      0        0         82    $ 16,816,343            $ 16,825,375     $   9,032

FUTURES CONTRACTS
SHORT
-----------------
U.S. Treasury Notes
  5 Year Futures     3/22/2006      0        0        (49)     (5,210,843)             (5,185,776)      (25,067)
U.S. Treasury Notes
  10 Year Futures    3/22/2006      0        0       (177)    (19,364,906)            (19,187,239)     (177,667)
                                                                                                     ----------
Net Unrealized
  Depreciation                                                                                       ($ 193,702)
                                                                                                     ==========

                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005 (UNAUDITED)

                                    TRAVELERS SERIES TRUST METROPOLITAN SERIES FUND, INC.   ADJUSTMENTS     COMBINED PRO FORMA
                                          U.S. GOV'T              SALOMON BROTHERS        (REFERENCES ARE  MSF SALOMON BROTHERS
                                          SECURITIES              U.S. GOVERNMENT          TO PRO FORMA      U.S. GOVERNMENT
                                          PORTFOLIO                  PORTFOLIO              FOOTNOTES)          PORTFOLIO
                                    ---------------------- ------------------------------ ---------------  --------------------
ASSETS
Investments at value *.............      $278,579,602              $1,046,623,314           $       --        $1,325,202,916
Investments in repurchase
  agreements.......................                --                 154,849,000                                154,849,000
Cash...............................                99                         973                   --                 1,072
Foreign cash.......................                --                          --                   --                     0
Receivable for:
       Securities sold.............                --                          --                                          0
       Fund shares sold............            16,495                   1,269,867                   --             1,286,362
       Futures variation
         margin....................                --                      26,312                   --                26,312
       Dividends and interest......         1,841,288                   2,167,747                   --             4,009,035
       Prepaid expenses............            15,246                          --                   --                15,246
       Unrealized
         appreciation on
         forward currency
         contracts.................                --                          --                   --                     0
       Due from investment
         adviser...................                --                          --                   --                     0
                                         ------------              --------------           ----------        --------------
          Total assets.............       280,452,730               1,204,937,213                   --         1,485,389,943
                                         ------------              --------------           ----------        --------------
LIABILITIES
   Payable for:
       Securities purchased........        16,317,110                 497,457,914                   --           513,775,024
       Fund shares redeemed........           285,339                     656,930                   --               942,269
       Collateral on
         securities on loan........                --                          --                   --                     0
       Foreign taxes...............                --                          --                   --                     0
Accrued expenses:
       Management fees.............            71,444                     279,567                   --               351,011
       Service and
         distribution fees.........                --                      39,022                   --                39,022
       Administration Fees
         Payable...................            13,237                          --                   --                13,237
       Custodian and
         Accounting Fees...........             6,128                          --                   --                 6,128
       Trustees Expense
         Payable...................             2,734                      12,944                   --                15,678
       Other expenses..............            57,065                     120,970               93,017(b)            271,052
                                         ------------              --------------           ----------        --------------
          Total liabilities........        16,753,057                 498,567,347               93,017           515,413,421
                                         ------------              --------------           ----------        --------------
NET ASSETS.........................      $263,699,673              $  706,369,866           $  (93,017)       $  969,976,522
                                         ============              ==============           ==========        ==============
NET ASSETS CONSIST OF:
       Capital paid in.............      $247,368,938              $  698,341,214           $       --           945,710,152
       Undistributed
         (distributions in
         excess of) net
         investment income.........        10,562,698                  15,413,037              (93,017)(b)        25,882,718
       Accumulated net
         realized gains
         (losses)..................         3,262,948                  (8,798,134)                  --            (5,535,186)
                                         ------------              --------------           ----------        --------------
       Unrealized
         appreciation
         (depreciation) on
         investments,
         futures, and foreign
         currency..................         2,505,089                   1,413,749                   --             3,918,838
                                         ------------              --------------           ----------        --------------
          Total....................      $263,699,673              $  706,369,866           $  (93,017)       $  969,976,522
                                         ============              ==============           ==========        ==============
Net Assets - Class A...............      $263,699,673              $  471,703,210           $  (70,516)(b)    $  735,332,367
                                         ============              ==============           ==========        ==============
Net Assets - Class B...............                 0                 117,257,865              (11,243)(b)       117,246,622
                                         ============              ==============           ==========        ==============
Net Assets - Class E...............                 0                 117,408,791              (11,258)(b)       117,397,533
                                         ============              ==============           ==========        ==============
Capital shares outstanding -
  Class A..........................        19,846,722                  38,585,374            1,723,940(a)         60,156,036
                                         ============              ==============           ==========        ==============
Capital shares outstanding -
  Class B..........................                 0                   9,639,567                   --             9,639,567
                                         ============              ==============           ==========        ==============
Capital shares outstanding -
  Class E..........................                 0                   9,637,716                   --             9,637,716
                                         ============              ==============           ==========        ==============
NET ASSET VALUE AND OFFERING
  PRICE PER SHARE - CLASS A........      $      13.29              $        12.22                   --        $        12.22
                                         ============              ==============           ==========        ==============
NET ASSET VALUE AND OFFERING
  PRICE PER SHARE - CLASS B........                                         12.16                   --                 12.16
                                         ============              ==============           ==========        ==============
NET ASSET VALUE AND OFFERING
  PRICE PER SHARE - CLASS E........                                         12.18                   --                 12.18
                                         ============              ==============           ==========        ==============
* Identified cost of
  investments......................      $276,074,513              $1,199,864,863           $       --         1,475,939,376

--------
(a) Reflects change in shares outstanding due to the issuance of Class A shares of Salomon Brothers U.S. Gov't Portfolio in exchange for Class A shares of U.S. Gov't Portfolio based upon the net asset value of the Salomon Brothers U.S. Gov't Portfolio's Class A shares at December 31, 2005.
(b) Reflects merger related expenses of $93,017.

                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.
COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2005 (UNAUDITED)

                                   TRAVELERS SERIES TRUST METROPOLITAN SERIES FUND, INC.   ADJUSTMENTS      COMBINED PRO FORMA
                                         U.S. GOV'T              SALOMON BROTHERS        (REFERENCES ARE   MSF SALOMON BROTHERS
                                         SECURITIES              U.S. GOVERNMENT          TO PRO FORMA       U.S. GOVERNMENT
                                         PORTFOLIO                  PORTFOLIO              FOOTNOTES)           PORTFOLIO
                                   ---------------------- ------------------------------ ---------------   --------------------
INVESTMENT INCOME
   Dividend.......................      $         --               $        --                     --          $        --
   Interest.......................        11,634,334                19,043,475                     --           30,677,809
                                        ------------               -----------              ---------          -----------
                                          11,634,334                19,043,475                     --           30,677,809
EXPENSES

   Management fees................           809,925                 2,890,435               316,183 (a)         4,016,543
   Service and distribution
     fees-Class B.................                --                   188,791                     --              188,791
   Service and distribution
     fees-Class E.................                --                   181,208                     --              181,208
   Administration fees............           150,311                        --               (150,311) (b)              --
   Directors fees and expenses....             8,615                    22,483                 (8,615) (b)          22,483
   Custodian......................            27,166                   138,899                 (8,377) (b)         157,688
   Audit and tax services.........            22,048                    21,767                (22,048) (b)          21,767
   Legal..........................            25,384                    12,317                     --               37,701
   Printing.......................            15,959                   139,780                     --              155,739
   Insurance......................            11,569                     8,266                     --               19,835
   Miscellaneous expenses.........               651                     6,421                     --                7,072
                                        ------------               -----------              ---------          -----------
       Total Expenses.............         1,071,628                 3,610,367                126,832            4,808,827
   Expense Reductions.............                --                        --                     --                   --
   Expense assumed by the
     Investment Adviser...........                --                        --                     --                   --
                                        ------------               -----------              ---------          -----------
   Net Expenses...................         1,071,628                 3,610,367                126,832            4,808,827
                                        ------------               -----------              ---------          -----------
   Net Income.....................        10,562,706                15,433,108               (126,832)          25,868,982

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS

   Net realized gain (loss)
     on investments...............         3,263,108                (8,840,371)                    --           (5,577,263)
   Net realized gain (loss)
     on futures transactions......                --                   467,184                     --              467,184
                                        ------------               -----------              ---------          -----------
       Net realized gain
         (loss) on
         investments, foreign
         currency, and
         futures transactions.....         3,263,108                (8,373,187)                    --           (5,110,079)

   Net unrealized
     appreciation
     (depreciation) on
     investments..................         2,505,089                 1,392,704                     --            3,897,793
   Net unrealized
     appreciation
     (depreciation) on
     futures transactions.........                --                  (164,450)                    --             (164,450)
                                        ------------               -----------              ---------          -----------

   Net unrealized gain (loss)
     on investments, foreign
     currency, and futures
     transactions.................         2,505,089                 1,228,254                     --            3,733,343
                                        ------------               -----------              ---------          -----------
   Net gain (loss)................         5,768,197                (7,144,933)                    --           (1,376,736)

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS......      $ 16,330,903               $ 8,288,175              $(126,832)         $24,492,246
                                        ============               ===========              =========          ===========

--------
(a) Reflects the MSF Salomon Brothers U.S. Government Portfolio's investment advisory fee rate.
(b) Reflects adjustment of certain balances to conform to the MSF Salomon Brothers U.S. Government Portfolio's expense structure.

                       See notes to financial statements

METROPOLITAN SERIES FUND, INC.

Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2005

1  Description of the Fund

   The Salomon Brothers U.S. Government Portfolio ("Salomon Brothers U.S. Government") a portfolio of Metropolitan Series Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

   Salomon Brothers U.S. Government consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and E shares.

2  Basis of Combination

   The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Travelers Series Trust, U.S. Government Portfolio ("U.S. Government") in exchange for shares of Salomon Brothers U.S. Government Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Salomon Brothers U.S. Government, and the results of operations of Salomon Brothers U.S. Government for pre-combination periods will not be restated.

   The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the U.S. Government Portfolio and Salomon Brothers U.S. Government, as though the reorganization occurred as of December 31, 2005.

   The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended December 31, 2005 as though the reorganization occurred as of the beginning of the period.

   The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the U.S. Government Portfolio and Salomon Brothers U.S. Government, which are incorporated by reference in the Statement of Additional Information.

3  Portfolio Valuation

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

4  Federal Income Taxes

   Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the Salomon Brothers U.S. Government intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5  Estimates and Assumptions:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                        METROPOLITAN SERIES FUND, INC.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification

   The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

   Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (e) Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 18, 1996.

   (i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on January 11, 1999.

   (j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on April 6, 2000.

   (k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on November 30, 2000.

   (l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

   (m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (o) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (p) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

   (q) Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (r) Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (s) Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (t) Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (u) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on October 6, 1998.

   (v) Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (w) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on January 19, 2000.

   (x) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

   (y) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (z) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

  (aa) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

  (bb) Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

  (cc) Articles of Amendment, dated January 28, 2005, are incorporated herein by reference to Post Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

(2)(a) By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (b) Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on April 2, 1998.

   (c) Amended and Restated By-Laws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.

(3)      None.

(4)(a) Form of Agreement and Plan of Reorganization (filed as Exhibit A to Part A hereof) by and between (i) The Travelers Series Trust (the "Trust"), on behalf of the U.S. Government Securities Portfolio, a series of the Trust, and (ii) Metropolitan Series Fund, Inc. (the "Registrant"), on behalf of the Salomon Brothers U.S. Government Portfolio, a series of the Registrant.

(5)      None.

(6)(a) Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on January 17, 2003.

   (b) Subadvisory Agreement relating to Salomon Brothers U.S. Government Portfolio is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on February 7, 2005.

(7)(a) Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

   (b) Amended and Restated Distribution Agreement as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

(8)      None.

(9)(a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

   (d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed on January 29, 2002.

   (e) Agreement dated October 23, 2002 revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

   (f) Agreement dated May 30, 2003 revising list of funds subject to Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on April 29, 2004.

(10)(a) Class B and Class E Distribution Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (b) Class B and Class E Distribution and Services Plan as revised May 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement filed on April 29, 2005.

    (c) Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.


(11) Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered is incorporated herein by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

(12) Opinion and consent of Sullivan & Worcester LLP relating to U.S. Government Securities Portfolio on tax matters and consequences to shareholders (filed herewith).


(13)     None.


(14)(a) Consent of Deloitte & Touche LLP with regard to U.S. Government Securities Portfolio (filed herewith).

(14)(b) Consent of Deloitte & Touche LLP with respect to Salomon Brothers U.S. Government Portfolio (filed herewith).


(15)     None.


(16) Powers of Attorney for H. Jesse Arnelle, Steve A. Garban, Nancy Hawthorne, John T. Ludes, Michael S. Scott Morton, Linda B. Strumpf and Arthur G. Typermass are incorporated herein by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.

(17) Form of Proxy and Voting Instruction Form relating to U.S. Government Securities Portfolio is incorporated herein by reference to the Registrant's Registration Statement on Form N-14AE filed on February 7, 2006.


Item 17. Undertakings

    (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Registrant's Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registrant's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES


   As required by the Securities Act of 1933. This Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 10th day of March, 2006.


                                               Metropolitan Series Fund, Inc.

                                               By: /s/ HUGH MCHAFFIE
                                                   ----------------------------
                                                   Hugh McHaffie
                                                   President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. to the Registration Statement has been signed by the following persons in the capacities and as of the date indicated.

/s/ HUGH MCHAFFIE               Chairman of the Board;          March 10, 2006
---------------------------     Chief Executive Officer;
Hugh McHaffie                   President and Director

/s/ H. JESSE ARNELLE            Director                        March 10, 2006
---------------------------
H. Jesse Arnelle*

/s/ STEVE A. GARBAN             Director                        March 10, 2006
---------------------------
Steve A. Garban*

/s/ NANCY HAWTHORNE             Director                        March 10, 2006
---------------------------
Nancy Hawthorne*

/s/ JOHN T. LUDES               Director                        March 10, 2006
---------------------------
John T. Ludes*

/s/ MICHAEL S. SCOTT MORTON     Director                        March 10, 2006
---------------------------
Michael S. Scott Morton*

/s/ LINDA B. STRUMPF             Director                        March 10, 2006
--------------------------------
Linda B. Strumpf*

/s/ ARTHUR G. TYPERMASS          Director                        March 10, 2006
--------------------------------
Arthur G. Typermass*

/s/ PETER DUFFY                  Treasurer; Principal Financial  March 10, 2006
-------------------------------- and Accounting Officer
Peter Duffy

*BY: /s/ THOMAS M. LENZ                                          March 10, 2006
     --------------------------
     Thomas M. Lenz
     Attorney-in-Fact

                                 EXHIBIT INDEX



(12) Opinion and consent of Sullivan & Worcester LLP relating to U.S. Government Securities Portfolio on tax matters and consequences to shareholders.

(14)(a) Consent of Deloitte & Touche LLP with regard to U.S. Government Securities Portfolio.

(14)(b) Consent of Deloitte & Touche LLP with respect to Salomon Brothers U.S. Government Portfolio.